UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File number: 811-03213
NATIONWIDE VARIABLE INSURANCE TRUST
(Exact name of registrant as specified in charter)

1000 CONTINENTAL DRIVE, SUITE 400, KING OF PRUSSIA, PENNSYLVANIA (Address of principal executive offices)	19406-2850 (Zip code)
Eric E. Miller, Esq.
1000 Continental Drive
Suite 400
King of Prussia, Pennsylvania 19406-2850
(Name and address of agent for service)
Registrant’s telephone number, including area code: (610) 230-2839
Date of fiscal year end: December 31, 2009
Date of reporting period: January 1, 2009 through December 31, 2009
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 C.F.R. § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
     Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 C.F.R. § 270.30e-1).

AllianceBernstein NVIT Global Fixed Income Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

17	Statement of Assets and Liabilities

18	Statement of Operations

19	Statement of Changes in Net Assets

21	Financial Highlights

22	Notes to Financial Statements

32	Report of Independent Registered Public Accounting Firm

33	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-GFI (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

The Fund may be subject to interest rate risk. Generally, when interest rates go up, the value of fixed-income securities goes down.

Investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss.

The Fund may be subject to extension risk. When interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

The Fund may be subject to prepayment, call and redemption risks. Certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

The Fund may be subject to liquidity risk, which is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

The Fund may be subject to credit risk. A bond issuer may be unable to pay the interest or principal when due.

The Fund may be subject to mortgage- and asset-backed securities risk. Through its investments in mortgage-backed and asset-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

The Fund may purchase securities in derivatives, which can be very volatile and carry high transaction costs.

While the Fund invests primarily in securities of the U.S. government and its agencies, the Fund’s value is not guaranteed by these entities.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher

2 Annual Report 2009

or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) Global Aggregate Bond Index: An unmanaged index that provides a broad-based measure of the performance of the global investment-grade fixed-income markets.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of AllianceBernstein L.P.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of AllianceBernstein L.P.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

AllianceBernstein NVIT Global Fixed Income Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the period from April 1, 2009, through December 31, 2009, the AllianceBernstein NVIT Global Fixed Income Fund (Class III at NAV) returned 14.88% versus 10.53% for its benchmark, the Barclays Capital (BARCAP) Global Aggregate Bond Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Global Income Funds (consisting of 41 funds as of December 31, 2009) was 16.01%. Lipper provides returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Lipper peer category is from March 31, 2009, through December 31, 2009.

What areas of investment provided the most positive relative returns for the Fund?

Contributors to Fund performance during the reporting period included non-government bonds, which performed well as spreads continued to tighten during the fourth quarter of 2009. The Fund was also helped by holdings within certain sectors. The Fund’s overweight in investment-grade corporate debt contributed the most to Fund performance, while the Fund’s overweight in high yield, sovereigns/supranationals and commercial mortgage-backed securities (CMBS) also contributed to Fund performance. The Fund’s holdings in financials and longer-duration CMBS performed well as the market continued to normalize.

Other positive contributors to the Fund included currency positioning, such as a long position in the Australian dollar, which, along with several other commodity currencies, strengthened against the U.S. dollar. Long positions by the Fund in the Norwegian krone and the Brazilian real also helped Fund performance.

What areas of investment detracted from Fund performance?

The major detractor from Fund performance during the reporting period was the Fund’s underweight position to subordinated debt, which outperformed in the benchmark index.

What is your outlook for the near term?

While we believe that the economic recovery now appears to be sustainable, continued uncertainty surrounding the outlook for fiscal and monetary policy is likely to keep many investors anxious. The upside of this anxiety is that it generates opportunities for active managers. We continue to see sizable opportunities for fixed-income managers to take advantage of attractive return potential in the credit sector.

Subadviser:

AllianceBernstein L.P.

Portfolio Managers:

Paul J. DeNoon, Scott DiMaggio, Arif Husain, Michael Mon, Douglas J. Peebles and Matthew Sheridan

2009 Annual Report 5

Fund Performance	AllianceBernstein NVIT Global

Fixed Income Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

Inception[2]

Class III	14.88%

Class VI	14.88%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 25, 2009.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class III	0.92%	0.83%

Class VI	1.17%	1.04%

*	Current effective prospectus. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class III shares of the AllianceBernstein NVIT Global Fixed Income Fund versus performance of the Barclays Capital Global Index (a), and the Consumer Price Index (CPI)(b). Unlike the Fund, the performance of these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Barclays Capital Global Aggregate Bond Index covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	AllianceBernstein NVIT Global Fixed Income Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
AllianceBernstein NVIT			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Global Fixed Income Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class III Shares	Actual		1,000.00	1,090.00	4.37	0.83
	Hypothetical	[b]	1,000.00	1,021.02	4.23	0.83

Class VI Shares	Actual		1,000.00	1,091.10	4.37	0.83
	Hypothetical	[b]	1,000.00	1,021.02	4.23	0.83

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	AllianceBernstein NVIT Global Fixed Income Fund
December 31, 2009

Asset Allocation

Sovereign Bonds	50.0%
Corporate Bonds	34.4%
U.S. Government Sponsored & Agency Obligations	9.4%
Commercial Mortgage Backed Securities	3.4%
Mutual Fund	2.3%
Yankee Dollars	0.5%
Liabilities in excess of other assets‡	0.0%

100.0%

Top Industries†

Commercial Banks	6.1%
Diversified Financial Services	3.8%
Oil, Gas & Consumable Fuels	2.5%
Media	2.1%
Metals & Mining	2.0%
Diversified Telecommunication Services	1.8%
Capital Markets	1.6%
Insurance	1.5%
Health Care Providers & Services	1.3%
Electric Utilities	1.3%
Other Industries	76.0%

100.0%

Top Holdings†

France Government Bond OAT, 4.25%, 04/25/19	4.2%
European Investment Bank, 1.40%, 06/20/17	3.8%
Netherlands Government Bond, 3.75%, 07/15/14	3.7%
Canada Housing Trust No 1, 3.55%, 09/15/10	3.7%
Bundesrepublik Deutschland, 6.25%, 01/04/30	3.7%
Swedish Government Bond, 4.50%, 08/12/15	3.6%
Austria Government Bond, 4.00%, 09/15/16	3.0%
Belgium Government Bond, 3.75%, 09/28/15	3.0%
U.S. Treasury Note, 2.75%, 02/15/19	2.9%
Norway Government Bond, 6.50%, 05/15/13	2.9%
Other Holdings	65.5%

100.0%

Top Countries†

United States	36.5%
Canada	9.4%
France	6.8%
Netherlands	6.3%
Germany	6.0%
Luxembourg	5.9%
United Kingdom	5.8%
Belgium	4.6%
Sweden	4.0%
Australia	3.6%
Other Countries	11.1%

100.0%

‡	Rounds to less than 0.1%.

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

AllianceBernstein NVIT Global Fixed Income Fund

Corporate Bonds 34.4%

	Principal Amount	Market Value

AUSTRALIA 1.2%
Capital Markets 0.3%
Macquarie Bank Ltd., 6.50%, 05/31/17 (a)	$30,000	$23,733
Macquarie Group Ltd., 7.63%, 08/13/19 (b)	75,000	83,542

		107,275

Commercial Banks 0.4%
Australia & New Zealand Banking Group, 5.25%, 05/20/13	63,000	97,124
National Capital Trust II, 5.49%, 12/31/49 (b)(c)	18,000	14,374

		111,498

Metals & Mining 0.5%
BHP Billiton Finance USA Ltd., 5.50%, 04/01/14	50,000	54,841
Rio Tinto Finance USA Ltd., 5.88%, 07/15/13	100,000	107,904

		162,745

		381,518

BELGIUM 0.1%
Food & Staples Retailing 0.1%
Delhaize Group SA, 5.88%, 02/01/14	20,000	21,480

BERMUDA 0.4%
Diversified Financial Services 0.3%
Noble Group Ltd., 6.75%, 01/29/20 (b)	100,000	102,625

Machinery 0.1%
Ingersoll-Rand Global Holding Co. Ltd., 9.50%, 04/15/14	25,000	29,873

		132,498

CANADA 1.4%
Commercial Banks 0.3%
Royal Bank of Canada, 4.63%, 01/22/18	75,000	111,995

Diversified Telecommunication Services 0.1%
TELUS Corp., 4.95%, 05/15/14	30,000	30,122

Metals & Mining 0.2%
Teck Resources Ltd., 9.75%, 05/15/14	45,000	51,919

Oil, Gas & Consumable Fuels 0.6%
Canadian Natural Resources Ltd., 5.15%, 02/01/13	40,000	42,572
Devon Financing Corp. ULC, 6.88%, 09/30/11	50,000	54,316
Husky Energy, Inc., 7.25%, 12/15/19	85,000	98,226

		195,114

Road & Rail 0.2%
Canadian National Railway Co., 5.55%, 03/01/19	60,000	64,109

		453,259

CAYMAN ISLANDS 0.6%
Energy Equipment & Services 0.4%
Petrobras International Finance Co., 5.75%, 01/20/20	120,000	122,074

Metals & Mining 0.2%
Vale Overseas Ltd., 6.88%, 11/21/36	60,000	60,888

		182,962

COLOMBIA 0.1%
Oil, Gas & Consumable Fuels 0.1%
Ecopetrol SA, 7.63%, 07/23/19	41,000	45,448

FRANCE 1.3%
Capital Markets 0.2%
BNP Paribas Home Loan, 4.75%, 05/28/13	50,000	76,589

Commercial Banks 0.7%
Credit Agricole SA, 8.38%, 12/31/49 (b)(c)	100,000	106,000
Societe Generale, 4.20%, 12/31/49 (c)	100,000	101,782

		207,782

Diversified Financial Services 0.2%
Dexia Credit Local, 4.30%, 12/31/49 (c)	100,000	64,510

Food & Staples Retailing 0.2%
Carrefour SA, 5.38%, 06/12/15	50,000	78,235

		427,116

GERMANY 0.3%
Capital Markets 0.3%
Deutsche Bank AG, 4.88%, 05/20/13	90,000	95,614

IRELAND 0.5%
Diversified Financial Services 0.5%
TransCapitalInvest Ltd. for OJSC AK Transneft, 7.70%, 08/07/13 (b)	135,000	145,314

2009 Annual Report 9

Statement of Investments (Continued)
December 31, 2009

AllianceBernstein NVIT Global Fixed Income Fund (Continued)

Corporate Bonds (continued)

LUXEMBOURG 1.9%
Commercial Banks 0.7%
RSHB Capital SA for OJSC Russian Agricultural Bank, 7.75%, 05/29/18 (b)	$223,000	$243,739

Construction Materials 0.0%
Holcim US Finance Sarl & Cie SCS, 6.00%, 12/30/19 (b)	11,000	11,450

Diversified Telecommunication Services 0.2%
Telecom Italia Capital SA, 5.25%, 11/15/13	55,000	57,849

Metals & Mining 0.6%
ArcelorMittal, 9.00%, 02/15/15	75,000	88,582
Steel Capital SA, 9.75%, 07/29/13 (b)	100,000	100,750

		189,332

Oil, Gas & Consumable Fuels 0.4%
Gaz Capital SA, 6.21%, 11/22/16 (b)	130,000	124,475

		626,845

NETHERLANDS 1.5%
Chemicals 0.3%
Bayer Capital Corp. BV, 4.63%, 09/26/14	65,000	99,158

Commercial Banks 0.7%
ABN Amro Bank NV, 4.31%, 12/31/49 (c)	55,000	38,437
Rabobank Nederland NV
4.75%, 06/06/22	EUR 55,000	81,379
11.00%, 12/31/49 (b)(c)	$80,000	97,540

		217,356

Insurance 0.2%
ING Groep NV, 5.78%, 12/31/49 (c)	95,000	70,176

Oil, Gas & Consumable Fuels 0.3%
KazMunaiGaz Finance Sub BV, 9.13%, 07/02/18 (b)	100,000	111,000

		497,690

SINGAPORE 0.1%
Electronic Equipment & Instruments 0.1%
Flextronics International Ltd., 6.50%, 05/15/13	30,000	30,075

SPAIN 0.1%
Commercial Banks 0.1%
BBVA International Preferred SA Unipersonal, 5.92%, 12/31/49 (c)	30,000	24,150

SWEDEN 0.3%
Thrifts & Mortgage Finance 0.3%
Nordea Hypotek AB, 4.25%, 02/06/14	75,000	112,616

SWITZERLAND 0.6%
Commercial Banks 0.5%
Credit Suisse, London, 6.13%, 08/05/13	55,000	86,918
UBS AG, 5.63%, 05/19/14	45,000	69,248

		156,166

Energy Equipment & Services 0.1%
Weatherford International Inc., 5.15%, 03/15/13	40,000	41,889

		198,055

UNITED KINGDOM 2.5%
Commercial Banks 1.6%
Bank of Scotland PLC, 4.75%, 06/08/22	100,000	138,030
Barclays Bank PLC
4.75%, 12/31/49 (c)	EUR 70,000	57,951
5.45%, 09/12/12	$135,000	145,994
Royal Bank of Scotland Group PLC, 7.64%, 12/31/49 (c)	100,000	54,000
Royal Bank of Scotland PLC (The), 4.88%, 08/25/14 (b)	100,000	101,369

		497,344

Diversified Telecommunication Services 0.5%
British Telecommunications PLC, 9.125%, 12/15/30	125,000	159,277

Thrifts & Mortgage Finance 0.4%
Abbey National Treasury Service, 4.25%, 04/12/21	100,000	139,108

		795,729

UNITED STATES 21.5%
Airlines 0.2%
Southwest Airlines Co.
5.25%, 10/01/14	35,000	35,451
5.75%, 12/15/16	35,000	34,591

		70,042

Auto Components 0.1%
Goodyear Tire and Rubber Co. (The), 9.00%, 07/01/15	30,000	31,200

Beverages 0.2%
Central European Distribution Corp., 8.00%, 07/25/12	40,000	59,636

Building Products 0.2%
Owens Corning, 9.00%, 06/15/19	70,000	78,063

10 Annual Report 2009

Corporate Bonds (continued)

UNITED STATES (continued)
Capital Markets 0.8%
Goldman Sachs Group, Inc. (The), 7.50%, 02/15/19	$125,000	$145,725
Morgan Stanley, 1.95%, 06/20/12	125,000	126,157

		271,882

Chemicals 0.5%
Dow Chemical Co. (The)
7.60%, 05/15/14	37,000	42,102
8.55%, 05/15/19	72,000	85,906
Eastman Chemical Co., 5.50%, 11/15/19	20,000	19,938

		147,946

Commercial Banks 1.1%
Commerzbank Capital Funding Trust I, 5.01%, 12/31/49 (c)	100,000	66,660
US Bank NA, 4.38%, 02/28/17 (a)	50,000	68,810
Wells Fargo & Co., 4.38%, 01/31/13	200,000	207,736

		343,206

Commercial Services & Supplies 0.4%
ACCO Brands Corp., 10.63%, 03/15/15 (b)	30,000	33,000
Republic Services, Inc., 5.25%, 11/15/21 (b)	97,000	95,373

		128,373

Computers & Peripherals 0.2%
Dell, Inc., 5.63%, 04/15/14	45,000	49,025

Consumer Finance 0.6%
American Express Co., 7.25%, 05/20/14	130,000	146,688
SLM Corp., 8.45%, 06/15/18	60,000	59,205

		205,893

Diversified Financial Services 2.8%
Bank of America Corp., 4.90%, 05/01/13	275,000	285,096
Citigroup, Inc., 5.50%, 04/11/13	220,000	228,088
General Electric Capital Corp., 5.63%, 05/01/18	135,000	138,340
Harley-Davidson Funding Corp., 5.75%, 12/15/14 (b)	30,000	30,458
John Deere Capital Corp., 5.25%, 10/01/12	60,000	64,796
JPMorgan Chase & Co., 6.75%, 02/01/11	125,000	131,856
Textron Financial Corp.
4.60%, 05/03/10	5,000	4,999
5.40%, 04/28/13	11,000	10,995

		894,628

Diversified Telecommunication Services 1.0%
AT&T, Inc., 5.60%, 05/15/18	150,000	157,194
Embarq Corp., 7.08%, 06/01/16	70,000	77,320
Verizon Communications, Inc., 5.25%, 04/15/13	75,000	80,848

		315,362

Electric Utilities 1.3%
Allegheny Energy Supply Co. LLC, 5.75%, 10/15/19 (b)	105,000	101,989
FirstEnergy Solutions Corp., 6.05%, 08/15/21	77,000	77,678
Nisource Finance Corp., 6.80%, 01/15/19	75,000	80,208
Oncor Electric Delivery Co. LLC, 5.95%, 09/01/13	90,000	96,559
Southern Co. (The), 4.15%, 05/15/14	39,000	40,106
Union Electric Co., 6.70%, 02/01/19	15,000	16,561

		413,101

Energy Equipment & Services 0.3%
Hess Corp., 8.13%, 02/15/19	17,000	20,501
Nabors Industries, Inc., 6.15%, 02/15/18	71,000	73,794

		94,295

Food & Staples Retailing 0.2%
SUPERVALU, Inc., 8.00%, 05/01/16	50,000	50,750

Food Products 0.7%
Bunge Ltd. Finance Corp., 8.50%, 06/15/19	68,000	77,514
Kraft Foods, Inc., 6.13%, 08/23/18	75,000	79,076
Sara Lee Corp., 6.25%, 09/15/11	75,000	80,017

		236,607

Gas Utilities 0.1%
Williams Cos., Inc. (The), 8.13%, 03/15/12	25,000	27,337

Health Care Equipment & Supplies 0.3%
Bausch & Lomb, Inc., 9.88%, 11/01/15	40,000	42,200
Baxter International, Inc., 5.38%, 06/01/18	60,000	63,680

		105,880

Health Care Providers & Services 1.3%
Coventry Health Care, Inc.
5.95%, 03/15/17	15,000	13,602
6.13%, 01/15/15	10,000	9,552
6.30%, 08/15/14	55,000	53,795
Express Scripts, Inc., 5.25%, 06/15/12	75,000	79,695
HCA, Inc., 8.50%, 04/15/19 (b)	10,000	10,775

2009 Annual Report 11

Statement of Investments (Continued)
December 31, 2009

AllianceBernstein NVIT Global Fixed Income Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

UNITED STATES (continued)
Health Care Providers & Services (continued)

Humana, Inc.
6.30%, 08/01/18	$10,000	$9,685
6.45%, 06/01/16	10,000	10,108
7.20%, 06/15/18	63,000	64,433
McKesson Corp., 5.25%, 03/01/13	90,000	95,231
UnitedHealth Group, Inc., 6.00%, 02/15/18	30,000	30,988
WellPoint, Inc.
5.88%, 06/15/17	20,000	20,605
7.00%, 02/15/19	23,000	25,724

		424,193

Household Durables 0.3%
Toll Brothers Finance Corp., 8.91%, 10/15/17	25,000	28,384
Whirlpool Corp., 8.60%, 05/01/14	73,000	82,655

		111,039

Independent Power Producers & Energy Traders 0.3%
AES Corp. (The)
7.75%, 03/01/14	24,000	24,360
7.75%, 10/15/15	5,000	5,075
RRI Energy, Inc., 7.63%, 06/15/14	65,000	64,350

		93,785

Insurance 1.3%
Guardian Life Insurance Co. of America, 7.38%, 09/30/39 (b)	35,000	35,797
Hartford Financial Services Group, Inc., 6.30%, 03/15/18	40,000	39,888
ING Capital Funding TR III, 8.44%, 12/31/49 (c)	40,000	34,400
Lincoln National Corp., 8.75%, 07/01/19	19,000	21,709
Massachusetts Mutual Life Insurance Co., 8.88%, 06/01/39 (b)	45,000	55,190
Metropolitan Life Global Funding I, 5.13%, 06/10/14 (b)	100,000	105,830
Principal Financial Group, Inc., 7.88%, 05/15/14	50,000	55,185
Prudential Financial, Inc.
5.15%, 01/15/13	46,000	48,391
6.20%, 01/15/15	10,000	10,759
7.38%, 06/15/19	5,000	5,606

		412,755

IT Services 0.7%
Electronic Data Systems Corp., 6.00%, 08/01/13	70,000	77,379
Western Union Co. (The), 5.93%, 10/01/16	150,000	161,809

		239,188

Machinery 0.2%
Case New Holland, Inc., 7.13%, 03/01/14	24,000	24,360
Parker Hannifin Corp., 5.50%, 05/15/18	37,000	38,979

		63,339

Media 2.1%
CBS Corp., 8.20%, 05/15/14	65,000	73,893
Comcast Corp., 5.90%, 03/15/16	40,000	43,077
CSC Holdings, Inc., 8.50%, 04/15/14 (b)	28,000	29,820
DirectTV Holdings, 4.75%, 10/01/14 (b)	30,000	30,580
Time Warner Cable, Inc., 7.50%, 04/01/14	125,000	144,022
Time Warner, Inc., 7.63%, 04/15/31	125,000	145,203
Univision Communications, Inc., 12.00%, 07/01/14 (b)	7,000	7,709
Viacom, Inc., 5.63%, 09/15/19	76,000	79,352
Walt Disney Co. (The), 5.50%, 03/15/19	100,000	107,142

		660,798

Metals & Mining 0.5%
Alcoa, Inc., 6.75%, 07/15/18	30,000	30,602
Freeport-McMoRan Copper & Gold, Inc., 8.38%, 04/01/17	75,000	82,125
United States Steel Corp., 6.05%, 06/01/17	50,000	47,733

		160,460

Multiline Retail 0.3%
Macy’s Retail Holdings, Inc., 5.35%, 03/15/12	95,000	97,019

Multi-Utilities 0.5%
Ameren Corp., 8.88%, 05/15/14	54,000	60,654
DTE Energy Co., 7.63%, 05/15/14	28,000	31,258
Sempra Energy, 6.50%, 06/01/16	75,000	81,338

		173,250

Office Electronics 0.2%
Xerox Corp.
4.25%, 02/15/15	20,000	19,860
8.25%, 05/15/14	30,000	34,414

		54,274

Oil, Gas & Consumable Fuels 1.1%
ConocoPhillips, 6.00%, 01/15/20	80,000	88,641
Noble Energy, Inc., 8.25%, 03/01/19	75,000	89,728
Tesoro Corp., Texas, 6.50%, 06/01/17	33,000	30,690

12 Annual Report 2009

Corporate Bonds (continued)
	Principal Amount	Market Value

UNITED STATES (continued)
Oil, Gas & Consumable Fuels (continued)

Valero Energy Corp.
6.88%, 04/15/12	$50,000	$54,594
9.38%, 03/15/19	50,000	59,470
Williams Cos., Inc. (The), 7.88%, 09/01/21	29,000	33,264

		356,387

Paper & Forest Products 0.5%
International Paper Co., 7.95%, 06/15/18	50,000	57,671
Weyerhaeuser Co., 7.38%, 03/15/32	100,000	94,807

		152,478

Pharmaceuticals 0.2%
Pfizer, Inc., 4.75%, 06/03/16	50,000	76,263

Real Estate Investment Trusts (REITs) 0.3%
WEA Finance LLC, 5.75%, 09/02/15 (b)	100,000	105,444

Software 0.4%
Oracle Corp., 5.75%, 04/15/18	120,000	129,742

Tobacco 0.2%
Altria Group, Inc., 9.70%, 11/10/18	45,000	55,628

Wireless Telecommunication Services 0.1%
Cricket Communications, Inc., 7.75%, 05/15/16	15,000	14,962

		6,904,230

Total Corporate Bonds (cost $9,810,828)		11,074,599

Commercial Mortgage Backed Securities 3.4%

UNITED STATES 3.4%
Banc of America Commercial Mortgage, Inc., Series 2006-5, Class A4, 5.41%, 09/10/47	155,000	145,583
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4, 5.82%, 12/10/49 (a)	138,238	125,364
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB16, Class A4, 5.55%, 05/12/45	200,000	190,103
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4, 5.16%, 02/15/31	125,000	121,009
Series 2007-C1, Class A4, 5.42%, 02/15/40	180,000	149,064
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A4, 5.83%, 06/12/50 (a)	125,000	105,730
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class A4, 5.41%, 07/12/46 (a)	155,000	141,280
Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.65%, 06/11/42 (a)	125,000	120,684

Total Commercial Mortgage Backed Securities (cost $908,920)		1,098,817

Sovereign Bonds 50.0%

	Principal Amount	Market Value

AUSTRALIA 2.4%
Australian Government Bond, 5.75%, 04/15/12	AUD 850,000	$781,157

AUSTRIA 3.0%
Austria Government Bond, 4.00%, 09/15/16 (b)	EUR 650,000	973,254

BELGIUM 4.6%
Belgium Government Bond
4.25%, 09/28/13	EUR 330,000	506,068
3.75%, 09/28/15	641,000	959,237

		1,465,305

CANADA 8.0%
Canada Housing Trust No 1, 3.55%, 09/15/10 (b)	CAD 1,230,000	1,200,539
Canadian Government Bond
4.00%, 06/01/16	CAD 220,000	221,252
4.25%, 06/01/18	410,000	413,646
Province of British Columbia, Canada, 4.25%, 06/18/14	125,000	125,986
Province of Ontario, Canada, 4.75%, 06/02/13	232,000	237,765
Province of Quebec, Canada, 5.25%, 10/01/13	349,000	364,234

		2,563,422

CROATIA 0.3%
Croatia Government International Bond, 6.75%, 11/05/19 (b)	$100,000	107,708

2009 Annual Report 13

Statement of Investments (Continued)
December 31, 2009

AllianceBernstein NVIT Global Fixed Income Fund (Continued)

Sovereign Bonds (continued)

FRANCE 5.4%
Compagnie de Financement Foncier
4.38%, 11/19/14	EUR 100,000	$151,683
3.75%, 01/24/17	34,000	49,000
4.63%, 09/23/17	19,000	28,788
France Government Bond OAT
3.50%, 04/25/15	107,000	159,495
4.25%, 04/25/19	898,000	1,358,903

		1,747,869

GERMANY 5.7%
Bundesrepublik Deutschland
3.75%, 07/04/13	440,000	667,870
6.25%, 01/04/30	645,000	1,180,404

		1,848,274

HUNGARY 0.5%
Hungary Government Bond, 6.75%, 02/24/17	HUF 29,310,000	144,245

JAPAN 0.7%
Japan Finance Corp. for Municipal Enterprises, 2.00%, 05/09/16	JPY 20,000,000	228,447

LITHUANIA 0.3%
Republic of Lithuania, 6.75%, 01/15/15 (b)	$100,000	101,812

LUXEMBOURG 3.8%
European Investment Bank, 1.40%, 06/20/17	JPY 110,600,000	1,216,387

NETHERLANDS 4.8%
Netherlands Government Bond
3.75%, 07/15/14	EUR 795,000	1,201,534
4.50%, 07/15/17	216,000	335,264

		1,536,798

NEW ZEALAND 0.5%
New Zealand Government Bond, 6.50%, 04/15/13	NZD 205,000	155,404

NORWAY 2.9%
Norway Government Bond, 6.50%, 05/15/13	NOK 4,802,000	916,517

PERU 0.1%
Republic of Peru, 7.13%, 03/30/19	$31,000	35,650

POLAND 0.4%
Poland Government International Bond, 4.68%, 10/15/19	EUR 100,000	142,065

SWEDEN 3.6%
Swedish Government Bond
6.75%, 05/05/14	SEK 75,000	12,330
4.50%, 08/12/15	7,575,000	1,152,483

		1,164,813

UNITED KINGDOM 3.0%
United Kingdom Gilt
5.25%, 06/07/12	GBP 135,000	235,756
5.00%, 03/07/18	289,000	506,708
4.75%, 12/07/30	128,000	214,395

		956,859

Total Sovereign Bonds (cost $15,115,333)		16,085,986

U.S. Government Sponsored & Agency Obligations 9.4%

	Principal Amount	Market Value

UNITED STATES 9.4%
Federal Home Loan Mortgage Corp., 4.75%, 01/19/16	$504,000	543,549
U.S. Treasury Note
2.38%, 08/31/14	400,000	397,062
4.50%, 11/15/15	595,000	644,320
3.88%, 05/15/18	480,000	487,388
2.75%, 02/15/19	1,016,000	935,355

		2,464,125

Total U.S. Government Sponsored & Agency Obligations (cost $3,071,583)		3,007,674

Yankee Dollars 0.5%

LUXEMBOURG 0.2%
Tyco International Finance SA, 8.50%, 01/15/19	50,000	60,387

UNITED KINGDOM 0.3%
WPP Finance UK, 8.00%, 09/15/14	100,000	113,726

Total Yankee Dollars (cost $150,480)		174,113

14 Annual Report 2009

Mutual Fund 2.3%

	Shares

Money Market Fund 2.3%
Invesco AIM Liquid Assets Portfolio, 0.18% (d)	732,643	$732,643

Total Mutual Fund (cost $732,643)		732,643

Total Investments (cost $29,789,787) (e) — 100.0%		32,173,832

Liabilities in excess of other assets — 0.0%		(11,361)

NET ASSETS — 100.0%		$32,162,471

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2009. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2009 was $4,267,456 which represents 13.27% of net assets.

(c)	Perpetual bond security. The maturity date reflects the next call date.

(d)	Represents 7-day effective yield as of December 31, 2009.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AB	Stock Company

AG	Stock Corporation

LLC	Limited Liability Company

Ltd.	Limited

NA	National Association

NV	Public Traded Company

PLC	Public Limited Company

SA	Stock Company

ULC	Unlimited Liability Company

UK	United Kingdom

Currency:

AUD	— Australian Dollar

CAD	— Canadian Dollar

EUR	— Euro

GBP	— Great British Pound

HUF	— Hungarian Forint

JPY	— Japanese Yen

NOK	— Norwegian Krone

NZD	— New Zealand Dollar

SEK	— Swedish Krona

At December 31, 2009, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

		Currency			Unrealized
	Delivery	Received/	Contract	Market	Appreciation/
Currency	Date	(Delivered)	Value	Value	(Depreciation)

Short Contracts:
Brazilian Real	1/05/10	(268,537)	$(153,916)	$(154,243)	$(327)
Canadian Dollar	1/13/10	(144,339)	(135,811)	(138,011)	(2,200)
Canadian Dollar	1/13/10	(2,000,725)	(1,895,972)	(1,913,013)	(17,041)
Euro	1/25/10	(94,103)	(140,793)	(134,902)	5,891
Euro	1/25/10	(218,000)	(323,172)	(312,514)	10,658
Euro	1/25/10	(32,762)	(48,845)	(46,966)	1,879
Euro	1/25/10	(73,571)	(104,932)	(105,467)	(535)
Euro	1/25/10	(115,519)	(164,582)	(165,602)	(1,020)
Euro	1/25/10	(139,778)	(200,828)	(200,378)	450
Euro	1/25/10	(187,451)	(269,925)	(268,721)	1,204
Hungarian Forint	1/26/10	(11,830,697)	(64,879)	(62,740)	2,139
Japanese Yen	1/08/10	(6,130,128)	(69,810)	(65,821)	3,989
Japanese Yen	1/08/10	(6,788,705)	(75,439)	(72,893)	2,546
Swedish Krona	2/08/10	(7,318,668)	(1,050,672)	(1,023,104)	27,568
Swiss Franc	2/05/10	(956,949)	(956,404)	(925,262)	31,142
Swiss Franc	2/05/10	(56,864)	(54,793)	(54,981)	(188)

Total Short Contracts			$(5,710,773)	$(5,644,618)	$66,155

		Currency			Unrealized
	Delivery	Received/	Contract	Market	Appreciation/
Currency	Date	(Delivered)	Value	Value	(Depreciation)

Long Contracts:
Australian Dollar	2/10/10	203,154	$182,825	$181,809	$(1,016)
Australian Dollar	2/10/10	65,089	58,762	58,250	(512)
Brazilian Real	1/05/10	268,537	150,441	154,243	3,802
British Pound	1/11/10	29,157	48,344	47,093	(1,251)
British Pound	1/11/10	412,947	684,625	666,976	(17,649)
Danish Krone	1/19/10	550,663	110,353	106,064	(4,289)
Danish Krone	1/19/10	274,319	54,601	52,837	(1,764)
Euro	1/25/10	86,938	124,480	124,630	150
Euro	1/25/10	42,441	63,038	60,841	(2,197)
Euro	1/25/10	44,540	63,882	63,850	(32)
Euro	1/25/10	234,204	348,220	335,744	(12,476)
Euro	1/25/10	95,500	140,657	136,904	(3,753)
Euro	1/25/10	30,307	45,415	43,447	(1,968)
Euro	1/25/10	92,027	137,207	131,925	(5,282)
Euro	1/25/10	88,244	133,093	126,502	(6,591)
Euro	1/25/10	57,240	85,396	82,056	(3,340)
Hungarian Forint	1/26/10	10,396,463	53,380	55,134	1,754
Hungarian Forint	1/26/10	8,720,202	45,269	46,244	975
Hungarian Forint	1/26/10	2,750,788	14,104	14,588	484
Japanese Yen	1/08/10	5,505,367	60,952	59,113	(1,839)
Japanese Yen	1/08/10	6,318,162	71,642	67,840	(3,802)
Japanese Yen	1/08/10	7,897,015	91,083	84,792	(6,291)
Japanese Yen	1/08/10	7,358,813	81,958	79,014	(2,944)
Japanese Yen	1/08/10	361,097,882	4,003,702	3,877,207	(126,495)
Japanese Yen	1/08/10	10,032,952	112,300	107,727	(4,573)
Japanese Yen	1/08/10	5,641,150	62,252	60,571	(1,681)
Korean Won	1/28/10	273,201,750	233,666	234,444	778
Mexican Peso	1/19/10	858,249	64,144	65,496	1,352
New Zealand Dollar	1/21/10	33,551	24,408	24,331	(77)

2009 Annual Report 15

Statement of Investments (Continued)
December 31, 2009

AllianceBernstein NVIT Global Fixed Income Fund (Continued)

		Currency			Unrealized
	Delivery	Received/	Contract	Market	Appreciation/
Currency	Date	(Delivered)	Value	Value	(Depreciation)

Polish Zlotych	1/06/10	226,614	81,261	79,138	(2,123)
Singapore Dollar	2/18/10	64,237	46,096	45,701	(395)
South African Rand	1/06/10	377,967	49,974	51,205	1,231
Taiwan Dollar	1/28/10	3,293,355	103,574	103,940	366

Total Long Contracts			$7,631,104	$7,429,656	$(201,448)

At December 31, 2009, the Fund’s open forward foreign currency contracts were as follows (Note 2):

							Unrealized
Delivery		Currency		Currency	Market	Contract	Appreciation/
Date		Received		Delivered	Value	Value	(Depreciation)

1/26/10	121,302	Euro	(33,340,998)	Hungarian Forint	$176,811	$173,892	$(2,919)
1/14/10	429,460,673	Korean Won	(32,883,666)	Japanese Yen	353,093	368,698	15,605

					$529,904	$542,590	$12,686

The accompanying notes are an integral part of these financial statements.

16 Annual Report 2009

Statement of Assets and Liabilities
December 31, 2009

AllianceBernstein
NVIT Global
Fixed Income Fund

Assets:
Investments, at value (cost $29,789,787)	$32,173,832
Foreign currencies, at value (cost $68,016)	66,965
Interest receivable	502,237
Receivable for investments sold	560,106
Receivable for capital shares issued	14,626
Reclaims receivable	1,480
Unrealized appreciation on forward foreign currency contracts (Note 2)	113,963
Receivable from adviser	16,918

Total Assets	33,450,127

Liabilities:
Payable for investments purchased	958,557
Payable for capital shares redeemed	4,050
Unrealized depreciation on forward foreign currency contracts (Note 2)	236,570
Accrued expenses and other payables:
Investment advisory fees	15,147
Fund administration fees	1,179
Distribution fees	32
Administrative services fees	55,179
Accounting and transfer agent fees	5,773
Trustee fees	296
Custodian fees	232
Compliance program costs (Note 3)	230
Professional fees	1,215
Printing fees	7,649
Other	1,547

Total Liabilities	1,287,656

Net Assets	$32,162,471

Represented by:
Capital	$29,635,308
Accumulated undistributed net investment income	53,598
Accumulated net realized gains from investment	213,632
Net unrealized appreciation/(depreciation) from investments	2,384,045
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(122,607)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(1,505)

Net Assets	$32,162,471

Net Assets:
Class III Shares	$32,024,467
Class VI Shares	138,004

Total	$32,162,471

Shares Outstanding (unlimited number of shares authorized):
Class III Shares	2,904,818
Class VI Shares	12,528

Total	2,917,346

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class III Shares	$11.02
Class VI Shares	$11.02

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 17

Statement of Operations
For the Period Ended December 31, 2009

AllianceBernstein
NVIT Global
Fixed Income Fund (a)

INVESTMENT INCOME:
Interest income	$944,769
Foreign tax withholding	(2,171)

Total Income	942,598

Expenses:
Investment advisory fees	121,527
Fund administration fees	9,553
Distribution fees Class VI Shares	78
Administrative services fees Class III Shares	55,159
Administrative services fees Class VI Shares	19
Professional fees	9,795
Printing fees	23,804
Trustee fees	641
Custodian fees	1,194
Accounting and transfer agent fees	13,989
Compliance program costs (Note 3)	275
Other	2,056

Total expenses before earnings credit and expenses waived/reimbursed	238,090
Earnings credit (Note 5)	(54)
Distribution fees voluntarily waived — Class VI (Note 3)	(10)
Expenses reimbursed by adviser (Note 3)	(54,551)

Net Expenses	183,475

NET INVESTMENT INCOME	759,123

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	362,538
Net realized losses from forward foreign currency transactions (Note 2)	444,382

Net realized gains from investments and foreign currency transactions	806,920

Net change in unrealized appreciation/(depreciation) from investments	2,384,045
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(122,607)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(1,505)

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	2,259,933

Net realized/unrealized gains from investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	3,066,853

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,825,976

(a)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

18 Annual Report 2009

Statement of Changes in Net Assets

AllianceBernstein
NVIT Global
Fixed Income Fund

Period Ended
December 31, 2009 (a)
Operations:
Net investment income	$759,123
Net realized gains from investments and foreign currency transactions	806,920
Net change in unrealized appreciation from investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	2,259,933

Change in net assets resulting from operations	3,825,976

Distributions to Shareholders From:
Net investment income:
Class III	(1,151,302)
Class VI	(4,621)
Net realized gains:
Class III	(142,275)
Class VI	(615)

Change in net assets from shareholder distributions	(1,298,813)

Change in net assets from capital transactions	29,635,308

Change in net assets	32,162,471

Net Assets:
Beginning of period	–

End of period	$32,162,471

Accumulated undistributed net investment income at end of period	$53,598

CAPITAL TRANSACTIONS:
Class III Shares
Proceeds from shares issued	$28,522,160
Dividends reinvested	1,293,577
Cost of shares redeemed (b)	(321,594)

Total Class III	29,494,143

Class VI Shares
Proceeds from shares issued	148,720
Dividends reinvested	5,236
Cost of shares redeemed	(12,791)

Total Class VI	141,165

Change in net assets from capital transactions	$29,635,308

SHARE TRANSACTIONS:
Class III Shares
Issued	2,816,379
Reinvested	117,348
Redeemed	(28,909)

Total Class III Shares	2,904,818

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

(b) Includes redemption fee — see Note 4 to Financial statements.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 19

Statement of Changes in Net Assets (Continued)

AllianceBernstein
NVIT Global
Fixed Income Fund

Period Ended
December 31, 2009 (a)

SHARE TRANSACTIONS: (continued)
Class VI Shares
Issued	$13,183
Reinvested	473
Redeemed	(1,128)

Total Class VI Shares	12,528

Total change in shares	2,917,346

(a)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

20 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

AllianceBernstein NVIT Global Fixed Income Fund

		Operations			Distributions					Ratios / Supplemental Data

Ratio of
			Net Realized									Ratio of Net	Expenses
	Net Asset		and								Ratio of	Investment	(Prior to
	Value,	Net	Unrealized	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	Gains from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Net Assets (b)(c)	Turnover (d)
Class III Shares
Period Ended December 31, 2009 (e)(f)	$10.00	0.29	1.20	1.49	(0.42)	(0.05)	(0.47)	$11.02	14.88%	$32,024,467	0.83%	3.42%	1.07%	62.22%

Class VI Shares
Period Ended December 31, 2009 (e)(f)	$10.00	0.30	1.19	1.49	(0.42)	(0.05)	(0.47)	$11.02	14.88%	$138,004	0.85%	3.50%	3.47%	62.22%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 21

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the AllianceBernstein NVIT Global Fixed Income Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Investments held by money market funds are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. A money market fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of

22 Annual Report 2009

the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

2009 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2009

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Commercial Mortgage Backed Securities	$—	$1,098,817	$—	$1,098,817

Corporate Bonds	—	11,074,599	—	11,074,599

Forward Currency Contracts	—	113,963	—	113,963

Mutual Fund	732,643	—	—	732,643

Sovereign Bonds	—	16,085,986	—	16,085,986

U.S. Government Sponsored & Agency
Obligations	—	3,007,674	—	3,007,674

Yankee Dollars	—	174,113	—	174,113

Total Assets	732,643	31,555,152	—	32,287,795

Liabilities:
Forward Currency Contracts	—	(236,570)	—	(236,570)

Total Liabilities	—	(236,570)	—	(236,570)

Total	$732,643	$31,318,582	$—	$32,051,225

Amounts designated as “—” are zero or have been rounded to zero.

* See Statement of Investments for identification of securities by type and industry classification.

(b)	Credit Derivatives

The Fund is subject to the provisions of ASC 815, “Derivatives and Hedging” (formerly known as SFAS 133). In September 2008, the FASB amended ASC 815-10 (formerly known as FSP FAS 133-1). ASC 815-10, which is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives, requires financial disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments and disclosures of the current status of the payment performance risk of a guarantee. Management has concluded that adoption of the amendments did not impact the Fund’s financial statement disclosures.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund translates foreign currency transactions into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. The fluctuations are included in the net realized and unrealized gain and loss shown on the Statement of Operations.

(d)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying

24 Annual Report 2009

currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the Fund enters into a forward foreign currency contract, it is exposed to risks from unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contract may be unable to meet their obligations under the contract.

Forward foreign currency contracts, if any, are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) from forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

The Fund is subject to the provisions of FASB ASC, “Derivatives and Hedging” (ASC 815) (formerly known as Statement of Financial Accounting Standards 161). The standard requires enhanced disclosure about an entity’s derivative and hedging activities. The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2009.

Fair Values of Derivative Instruments as of December 31, 2009
Derivatives accounted for as hedging instruments under ASC 815

Statement of Assets & Liabilities Location

Assets:	Asset Derivatives	Fair Value

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$113,963

Total		$113,963

Liabilities:	Liability Derivatives

Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	($236,570)

Total		($236,570)

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2009

Realized Gain/(Loss)

Risk Exposure	Total

Foreign exchange contracts	($71,725)

Total	($71,725)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Operations for the Period Ended December 31, 2009

Unrealized Appreciation/(Depreciation)

Risk Exposure	Total

Foreign exchange contracts	($122,607)

Total	($122,607)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the period ended December 31, 2009.

2009 Annual Report 25

Notes to Financial Statements (Continued)
December 31, 2009

(e)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty. As of December 31, 2009 the Fund did not hold any repurchase agreements.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(h)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax

26 Annual Report 2009

liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s 2009 taxable period remains subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and Administrative Services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of AllianceBernstein L.P. (the “subadviser”), the subadviser for the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

All Assets	0.55%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadviser $66,288 for the period ended December 31, 2009.

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding 0.58% for all share classes until at least April 30, 2010.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

2009 Annual Report 27

Notes to Financial Statements (Continued)
December 31, 2009

As of December 31, 2009, the cumulative potential reimbursements, listed by the year in which NFA waived or reimbursed fees or expenses to the Fund, are:

Period Ended
2009
Amount (a)	Total

$54,551	$54,551

(a)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Funds (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class III and Class VI shares of the Fund.

For the period ended December 31, 2009, NFS received $55,178 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the period ended December 31, 2009, the Fund’s portion of such costs amounted to $275.

28 Annual Report 2009

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25% for Class VI shares of the Fund.

The Trust and NFD have entered into a written contract waiving 0.04% of these fees for Class VI shares of the fund until at least May 1, 2010. During the period ended December 31, 2009, the waiver of such distribution fees by NFD amounted to $10.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III and Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III and Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III and Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III and Class VI shares that were held on behalf of the contract owner the longest will be redeemed first.

For the period ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $529 from Class III.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the period ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

For the period ended December 31, 2009, the Fund had purchases of $21,666,250 and sales of $17,135,574 (excluding short-term securities).

2009 Annual Report 29

Notes to Financial Statements (Continued)
December 31, 2009

For the period ended December 31, 2009, the Fund had purchases of $8,252,602 and sales of $6,059,286 of U.S. Government Securities.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk. The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities, including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

9. Federal Tax Information

The tax character of distributions paid during the period ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Tax Exempt	Total Distributions
Ordinary Income	Capital Gains	Distributions	Distributions	Paid

$1,298,813	$—	$1,298,813	$—	$1,298,813

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized	Total
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Accumulated
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	Earnings (Deficit)

$219,944	$—	$219,944	$—	$(62,923)	$2,370,142	$2,527,163

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to wash sales and forward contracts mark to market.

Amounts designated as “—” are zero or have been rounded to zero.

30 Annual Report 2009

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$29,796,101	$2,498,117	$(120,386)	$2,377,731

Net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the period ended December 31, 2009, the Fund deferred to January 1, 2010, post-October currency losses of $62,923.

10. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

2009 Annual Report 31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Bernstein NVIT Global Fixed Income Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009 and the results of its operations, the changes in its net assets and the financial highlights for the period March 25, 2009 (commencement of operations) through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

32 Annual Report 2009

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

2009 Annual Report 33

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

34 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

2009 Annual Report 35

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

36 Annual Report 2009

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2009 Annual Report 37

Federated NVIT High Income Bond Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

18	Statement of Assets and Liabilities

19	Statement of Operations

20	Statements of Changes in Net Assets

21	Financial Highlights

22	Notes to Financial Statements

30	Report of Independent Registered Public Accounting Firm

31	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-FHI (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss.

The Fund may be subject to interest rate risk. Generally, when interest rates go up, the value of fixed-income securities goes down.

The Fund may be subject to extension risk. When interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

The Fund may be subject to prepayment, call and redemption risks. Certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

The Fund may be subject to liquidity risk, which is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

The Fund may be subject to credit risk. A bond issuer may be unable to pay the interest or principal when due.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays Capital (BARCAP) U.S Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, non-investment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

2 Annual Report 2009

Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Federated Investment Management Co.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Federated Investment Management Co.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

Federated NVIT High Income Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the Federated NVIT High Income Bond Fund (Class I at NAV) returned 46.00% versus 58.75% for its benchmark, the Barclays Capital (BARCAP) U.S. Corporate High Yield 2% Issuer Cap Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of High Current Yield Funds (consisting of 111 funds as of December 31, 2009) was 43.48% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Positive contributors to Fund performance during the reporting period came from the Fund’s positions in the health-care, food and beverage, and aerospace/defense sectors. The Fund also experienced strong security selection in the services and media cable sectors. In addition, the Fund benefited from underweights in the weak-performing electric utility, wireline telecommunications and energy sectors as well as an overweight in the strong-performing technology sector. Specific Fund holdings that substantially outperformed the Fund’s benchmark index included Pilgrim’s Pride Corp.; Univision Television Group, Inc.; Nuveen Investments, Inc.; XM Satellite Radio Holdings Inc.; Open Solutions, Inc.; Freescale Semiconductor, Inc.; and Unisys Corp.

What areas of investment detracted from Fund performance?

The Fund underperformed its benchmark index for the reporting period. The Fund was underweight in the financial institutions sector, which returned 105.76% during the reporting period. The Fund also generally had more exposure to “lower-yielding” CCC-rated securities versus the “higher-yielding” distressed sector of the CCC-rated universe, which exhibited the strongest performance. This was especially true in the chemical, gaming, energy and wireline telecommunications industry sectors. Fund performance also was hurt by the Fund’s overweights to more conservative industry sectors such as aerospace/defense, health care, industrial-other, and food and beverage. Specific Fund holdings that substantially underperformed the Fund’s benchmark index during the reporting period included Eurofresh, Inc.; Aleris International, Inc.; World Directories; FairPoint Communications, Inc.; and Panolam Industries Inc. The Fund also received substantial cash inflows in late December 2008 and early January 2009 which diluted the Fund’s January 2009 performance.

What is your outlook for the near term?

Going into 2010, we believe that the domestic economy will continue its recovery, corporate earnings will continue to improve, and high-yield default rates will fall dramatically. This should lead to more spread-tightening between high-yield bonds and high-quality bonds and produce a positive atmosphere for the relative performance of high-yield securities.

Subadviser:
Federated Investment Management Company

Portfolio Manager:
Mark E. Durbiano

2009 Annual Report 5

Fund Performance	Federated NVIT High Income Bond Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	5 Yr.	10 Yr.

Class I2	46.00%	4.19%	5.01%

Class III[3]	46.08%	4.16%	5.00%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[3]	These returns until the creation of the Class III shares (April 28, 2005) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class III shares would have produced, because all classes of shares invest in the same portfolio of securities.

Expense Ratios

Expense
Ratio*

Class I	0.97%

Class III	0.97%

*	Current effective prospectus. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Federated NVIT High Income Bond Fund versus performance of the Barclays Capital High Yield Index (“High Yield”) (formerly Lehman Brothers High Yield Index)(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/09. Unlike, the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	High Yield is a widely recognized, market value-weighted index which covers the universe of fixed rate, non-investment grade debt.

(b)	Calculated by The U.S. Deportment of Labor’s Bureau of Labor statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	Federated NVIT High Income Bond Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
December 31, 2009

			Beginning	Ending	Expenses Paid	Annualized
Federated NVIT			Account Value ($)	Account Value ($)	During Period ($)	Expense Ratio (%)
High Income Bond Fund			07/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class I Shares	Actual		1,000.00	1,191.10	5.08	0.92
	Hypothetical	[b]	1,000.00	1,020.57	4.69	0.92

Class III Shares	Actual		1,000.00	1,191.50	5.08	0.92
	Hypothetical	[b]	1,000.00	1,020.57	4.69	0.92

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	Federated NVIT High Income Bond Fund
December 31, 2009

Asset Allocation

Corporate Bonds	95.7%
Mutual Fund	1.2%
Yankee Dollars	0.5%
Convertible Corporate Bond	0.5%
Common Stocks	0.1%
Preferred Stock	0.1%
Warrant	0.0%
Other assets in excess of liabilities	1.9%

100.0%

Top Industries†

Healthcare	10.1%
Media — Non-Cable	10.0%
Gaming	6.8%
Technology	6.0%
Consumer Products	5.8%
Retailers	4.9%
Food & Beverage	4.8%
Wireless Communications	4.8%
Energy	4.7%
Industrial — Other	4.1%
Other Industries	38.0%

100.0%

Top Holdings†

GMAC, Inc., 6.88%, 09/15/11	1.5%
HCA, Inc., 9.63%, 11/15/16	1.4%
Invesco AIM Liquid Assets Portfolio, 0.18%	1.2%
Sprint Capital Corp., 6.90%, 05/01/19	1.1%
Intelsat Jackson Holdings Ltd., 11.25%, 06/15/16	1.1%
Biomet, Inc., 11.63%, 10/15/17	1.0%
ARAMARK Corp., 8.50%, 02/01/15	0.9%
Visant Holding Corp., 10.25%, 12/01/13	0.9%
Intelsat Intermediate Holding Co. Ltd., 0.00%, 02/01/15	0.9%
L-3 Communications Corp., 6.13%, 01/15/14	0.8%
Other Holdings	89.2%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

Federated NVIT High Income Bond Fund

Common Stocks 0.1%

	Shares	Market Value

Building Materials 0.1%
Nortek, Inc.	9,664	$343,087

Consumer Products 0.0%
Sleepmaster LLC Membership Units ADR * (a)	185	0

Packaging 0.0%
Pliant Corp. * (a)(i)	1	0

Total Common Stocks (cost $568,961)		343,087

Preferred Stock 0.1%

Financial Institutions 0.1%
GMAC Inc. 7.00%, 12/31/11 (d)(f)	678	446,929

Total Preferred Stock (cost $328,381)		446,929

Convertible Corporate Bond 0.5%

	Principal Amount	Market Value

Consumer Products 0.5%
School Specialty, Inc., 3.75%, 08/01/23 (b)(c)	$1,475,000	$1,454,719

Total Convertible Corporate Bond (cost $1,221,637)		1,454,719

Corporate Bonds 95.7%
Aerospace/Defense 2.7%
Alliant Techsystems, Inc., 6.75%, 04/01/16	1,025,000	1,019,875
Altegrity, Inc.
10.50%, 11/01/15 (d)	725,000	650,687
11.75%, 05/01/16 (d)	875,000	757,969
Hawker Beechcraft Acquisition Co. LLC 9.75%, 04/01/17	350,000	218,750
L-3 Communications Corp.
6.13%, 01/15/14	2,400,000	2,427,000
6.38%, 10/15/15	775,000	781,781
Sequa Corp., 11.75%, 12/01/15 (d)	475,000	444,125
Sequa Corp. PIK, 13.50%, 12/01/15 (d)	457,638	425,604
TransDigm, Inc.
7.75%, 07/15/14 (d)	550,000	561,000
7.75%, 07/15/14	600,000	610,500

		7,897,291

Automotive 3.9%
Affinia Group, Inc., 10.75%, 08/15/16 (d)	525,000	571,594
American Axle & Manufacturing Holdings, Inc., 9.25%, 01/15/17 (d)	125,000	127,500
Cooper-Standard Automotive, Inc., 8.38%, 12/15/14 * (e)	700,000	182,000
Ford Motor Credit Co. LLC
9.88%, 08/10/11	975,000	1,021,221
7.25%, 10/25/11	2,000,000	2,020,628
3.03%, 01/13/12 (b)	1,125,000	1,047,656
7.50%, 08/01/12	775,000	782,005
8.00%, 06/01/14	400,000	411,092
8.00%, 12/15/16	1,100,000	1,102,909
8.13%, 01/15/20	225,000	221,480
Motors Liquidation Co., 7.40%, 09/01/25 * (e)	2,500,000	637,500
Navistar International Corp., 8.25%, 11/01/21	575,000	592,250
Tenneco, Inc., 8.63%, 11/15/14	900,000	912,375
TRW Automotive, Inc., 8.88%, 12/01/17 (d)	300,000	313,500
United Components, Inc., 9.38%, 06/15/13	1,575,000	1,527,750

		11,471,460

Building Materials 1.2%
Associated Materials LLC, 9.88%, 11/15/16 (d)	75,000	79,500
Goodman Global Group, Inc., 0.00%, 12/15/14 (d)	1,350,000	772,875
Goodman Global, Inc., 13.50%, 02/15/16	675,000	750,094
Interface, Inc., 11.38%, 11/01/13	75,000	84,187
Norcraft Cos. LP 10.50%, 12/15/15 (d)	825,000	849,750
Norcraft Holdings LP 9.75%, 09/01/12 (b)(c)	376,000	362,840
Nortek, Inc., 11.00%, 12/01/13	326,444	342,767
Ply Gem Industries, Inc., 11.75%, 06/15/13	425,000	427,125

		3,669,138

2009 Annual Report 9

Statement of Investments (Continued)
December 31, 2009

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

Chemicals 3.3%
Ashland, Inc., 9.13%, 06/01/17 (d)	$975,000	$1,072,500
Chemtura Corp., 6.88%, 06/01/16 * (e)(i)(h)	1,050,000	1,118,250
Compass Minerals International, Inc., 8.00%, 06/01/19 (d)	350,000	362,250
Hexion US Finance Corp 9.75%, 11/15/14	1,075,000	1,058,875
Huntsman International LLC, 5.50%, 06/30/16 (d)	1,300,000	1,160,250
Koppers Holdings, Inc., 7.88%, 12/01/19 (d)	475,000	482,125
Nalco Co.
8.88%, 11/15/13	1,750,000	1,811,250
8.25%, 05/15/17 (d)	200,000	213,500
Nalco Finance Holdings, Inc., 9.00%, 02/01/14 (b)(c)	481,000	493,025
Solutia, Inc., 8.75%, 11/01/17	800,000	837,000
Terra Capital, Inc., 7.75%, 11/01/19 (d)	550,000	591,250
Union Carbide Corp.
7.88%, 04/01/23	225,000	201,326
7.50%, 06/01/25	350,000	322,508

		9,724,109

Construction Machinery 0.5%
RSC Equipment Rental, Inc.
9.50%, 12/01/14	1,125,000	1,132,031
10.00%, 07/15/17 (d)	275,000	300,438

		1,432,469

Consumer Products 5.2%
American Achievement Corp., 8.25%, 04/01/12 (d)	725,000	726,813
10.25%, 10/01/12 (b)(c)(d)	1,400,000	1,410,500
16.75%, 10/01/12 (b)	523,930	411,285
Central Garden & Pet Co., 9.13%, 02/01/13	1,275,000	1,298,906
Easton-Bell Sports, Inc., 9.75%, 12/01/16 (d)	575,000	598,719
Jarden Corp.
8.00%, 05/01/16	625,000	648,437
7.50%, 05/01/17	1,475,000	1,478,688
Sealy Mattress Co.
8.25%, 06/15/14	1,450,000	1,457,250
10.88%, 04/15/16 (d)	550,000	614,625
Spectrum Brands, Inc., PIK 12.00%, 08/28/19	1,150,000	1,132,750
True Temper Sports, Inc., 8.38%, 09/15/11 * (e)(h)(i)	750,000	75
Visant Corp., 7.63%, 10/01/12	2,000,000	2,020,000
Visant Holding Corp.
8.75%, 12/01/13	1,150,000	1,187,375
10.25%, 12/01/13 (c)	2,450,000	2,541,875

		15,527,298

Energy 4.6%
Basic Energy Services, Inc., 7.13%, 04/15/16	550,000	460,625
Chesapeake Energy Corp.
9.50%, 02/15/15	1,000,000	1,102,500
6.88%, 01/15/16	2,175,000	2,185,875
Cie Generale de Geophysique-Veritas
7.50%, 05/15/15	550,000	548,625
7.75%, 05/15/17	400,000	399,000
Complete Production Services, Inc., 8.00%, 12/15/16	500,000	495,625
Denbury Resources, Inc., 9.75%, 03/01/16	675,000	723,937
Forest Oil Corp.
8.50%, 02/15/14 (d)	325,000	341,250
7.25%, 06/15/19	700,000	694,750
Hilcorp Energy LP 7.75%, 11/01/15 (d)	925,000	911,125
Linn Energy LLC, 11.75%, 05/15/17 (d)	500,000	563,750
McJunkin Red Man Corp., 9.50%, 12/15/16 (d)	1,025,000	1,007,062
Petroplus Finance Ltd.
6.75%, 05/01/14 (d)	350,000	330,750
7.00%, 05/01/17 (d)	500,000	452,500
Plains Exploration & Production Co.
7.75%, 06/15/15	750,000	766,875
7.00%, 03/15/17	375,000	370,313
7.63%, 06/01/18	250,000	256,875
Range Resources Corp.
6.38%, 03/15/15	250,000	249,375
7.50%, 05/15/16	300,000	309,750
SandRidge Energy, Inc.
9.88%, 05/15/16 (d)	900,000	951,750
8.00%, 06/01/18 (d)	275,000	271,563
Southwestern Energy Co., 7.50%, 02/01/18	175,000	186,375

		13,580,250

Entertainment 0.8%
Cinemark USA, Inc., 8.63%, 06/15/19 (d)	1,100,000	1,149,500
HRP Myrtle Beach Operations LLC 0.00%, 04/01/12 * (a)(b)(d)(e)(i)	675,000	0
Regal Cinemas Corp., 8.63%, 07/15/19	425,000	444,125

10 Annual Report 2009

Corporate Bonds (continued)
	Principal Amount	Market Value

Entertainment (continued)

Universal City Development Partners Ltd.
8.88%, 11/15/15 (d)	$575,000	$565,656
10.88%, 11/15/16 (d)	275,000	277,063

		2,436,344

Environmental 0.2%
Browning-Ferris Industries, Inc., 9.25%, 05/01/21	575,000	683,975

Financial Institutions 3.5%
GMAC, Inc.
6.88%, 09/15/11 (d)	4,392,000	4,370,040
7.00%, 02/01/12 (d)	950,000	945,250
8.00%, 11/01/31 (d)	690,000	627,900
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.13%, 02/15/13	625,000	640,625
iPayment, Inc., 9.75%, 05/15/14	950,000	794,438
Lender Processing Services, Inc., 8.13%, 07/01/16	975,000	1,042,031
Nuveen Investments, Inc., 10.50%, 11/15/15 (d)	2,025,000	1,847,812

		10,268,096

Food & Beverage 4.7%
ARAMARK Corp., 8.50%, 02/01/15	2,500,000	2,587,500
B&G Foods, Inc.
8.00%, 10/01/11	1,225,000	1,252,562
12.00%, 10/30/16 (a)	217,380	216,225
Bumble Bee Foods LLC, 7.75%, 12/15/15 (d)	275,000	276,375
Dean Foods Co., 7.00%, 06/01/16	1,175,000	1,157,375
Del Monte Corp., 7.50%, 10/15/19 (d)	525,000	543,375
M-Foods Holdings, Inc., 9.75%, 10/01/13 (d)	650,000	678,438
Michael Foods, Inc., 8.00%, 11/15/13	1,201,000	1,235,529
Pinnacle Foods Finance LLC
9.25% 04/01/15	1,000,000	1,020,000
9.25% 04/01/15 (d)	250,000	255,000
10.63%, 04/01/17	650,000	679,250
Reddy Ice Holdings, Inc., 10.50%, 11/01/12 (b)(c)	1,425,000	1,332,375
Smithfield Foods, Inc.
7.75%, 05/15/13	575,000	560,625
10.00%, 07/15/14 (d)	625,000	681,250
7.75%, 07/01/17	900,000	834,750
Tyson Foods, Inc., 10.50%, 03/01/14	625,000	717,187

		14,027,816

Food & Staples Retailing 0.0%
Jitney-Jungle Stores of America, Inc., expired maturity, 10.38%, * (a)(e)	100,000	0

Gaming 6.7%
Ameristar Casinos, Inc., 9.25%, 06/01/14 (d)	1,025,000	1,068,563
11.00%, 06/15/14 (d)	975,000	826,313
Fontainebleau Las Vegas Holdings LLC, 10.25%, 06/15/15 * (d)(e)	850,000	12,750
Global Cash Access LLC 8.75%, 03/15/12	1,200,000	1,201,500
Great Canadian Gaming Corp., 7.25%, 02/15/15 (d)	1,050,000	1,014,562
Harrah’s Operating Co., Inc., 11.25%, 06/01/17 (d)	375,000	394,219
Harrahs Operating Escrow LLC 11.25%, 06/01/17 (d)	850,000	893,562
Herbst Gaming, Inc., 7.00%, 11/15/14 * (e)(h)(i)	850,000	4,781
Indianapolis Downs LLC & Capital Corp. 11.00%, 11/01/12 (d)	1,450,000	949,750
Indianapolis Downs LLC/Indiana Downs Capital Corp., PIK 15.50%, 11/01/13 (d)	235,981	79,349
Jacobs Entertainment, Inc., 9.75%, 06/15/14	1,150,000	1,078,125
MGM Mirage, Inc.
8.38%, 02/01/11	700,000	666,750
13.00%, 11/15/13 (d)	150,000	172,875
5.88%, 02/27/14	1,300,000	1,048,125
10.38%, 05/15/14 (d)	125,000	136,250
7.50%, 06/01/16	1,350,000	1,059,750
11.13%, 11/15/17 (d)	200,000	222,500
11.38%, 03/01/18 (d)	800,000	720,000
Peninsula Gaming LLC
8.38%, 08/15/15 (d)	400,000	401,000
10.75%, 08/15/17 (d)	1,150,000	1,161,500
Penn National Gaming, Inc.
6.75%, 03/01/15	500,000	485,625
8.75%, 08/15/19 (d)	800,000	822,000
San Pasqual Casino, 8.00%, 09/15/13 (d)	725,000	681,500
Seminole Indian Tribe of Florida, 7.80%, 10/01/20 (d)	1,025,000	870,450

2009 Annual Report 11

Statement of Investments (Continued)
December 31, 2009

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

Gaming (continued)

Shingle Springs Tribal Gaming Authority, 9.38%, 06/15/15 (d)	$1,020,000	$780,300
Tunica-Biloxi Gaming Authority, 9.00%, 11/15/15 (d)	725,000	657,031
Wynn Las Vegas LLC
6.63%, 12/01/14	1,275,000	1,238,344
7.88%, 11/01/17 (d)	550,000	559,625
Yonkers Racing Corp., 11.38%, 07/15/16 (d)	550,000	580,250

		19,787,349

Healthcare 9.9%
Accellent, Inc., 10.50%, 12/01/13	1,050,000	1,015,875
AMR Holding Co., Inc. 10.00%, 02/15/15	1,250,000	1,318,750
Bausch & Lomb, Inc., 9.88%, 11/01/15	750,000	795,000
Biomet, Inc., 11.63%, 10/15/17	2,675,000	2,969,250
Bio-Rad Laboratories, Inc.
6.13%, 12/15/14	525,000	527,625
8.00%, 09/15/16 (d)	600,000	634,500
CRC Health Corp., 10.75%, 02/01/16	875,000	739,375
Fresenius US Finance II, Inc., 9.00%, 07/15/15 (d)	1,000,000	1,105,000
HCA, Inc.
9.25%, 11/15/16	1,275,000	1,372,219
9.63%, 11/15/16	3,825,000	4,150,125
9.88%, 02/15/17 (d)	1,050,000	1,165,500
7.88%, 02/15/20 (d)	625,000	652,344
7.50%, 11/06/33	650,000	571,699
Inverness Medical Innovations, Inc.
7.88%, 02/01/16	500,000	492,500
9.00%, 05/15/16	875,000	899,062
National Mentor Holdings, Inc. , 11.25%, 07/01/14	1,125,000	1,153,125
Omnicare, Inc.
6.13%, 06/01/13	250,000	243,750
6.88%, 12/15/15	1,025,000	1,001,938
Psychiatric Solutions, Inc., 7.75%, 07/15/15 (d)	225,000	213,187
Talecris Biotherapeutics Holdings Corp., 7.75%, 11/15/16 (d)	200,000	204,000
United Surgical Partners International, Inc., 9.25%, 05/01/17	1,300,000	1,332,500
Universal Hospital Services, Inc.
3.86%, 06/01/15 (b)	375,000	317,812
8.50%, 06/01/15	750,000	742,500
Vanguard Health Holding Co. I LLC, 11.25%, 10/01/15 (b)(c)	300,000	317,250
Vanguard Health Holding Co. II LLC, 9.00%, 10/01/14	975,000	1,015,219
Ventas Realty LP, 6.50%, 06/01/16	725,000	703,250
7.13%, 06/01/15	450,000	452,250
Viant Holdings, Inc., 10.13%, 07/15/17 (d)	1,410,000	1,410,000
VWR Funding, Inc., PIK, 10.25%, 07/15/15	1,825,000	1,907,125

		29,422,730

Industrial — Other 4.0%
ALH Finance LLC 8.50%, 01/15/13	1,150,000	1,155,750
American Tire Distributors, Inc., 10.75%, 04/01/13	475,000	439,375
Aquilex Holdings LLC, 11.13%, 12/15/16 (d)	325,000	325,813
Baker & Taylor, Inc., 11.50%, 07/01/13 (d)	1,000,000	543,750
Baldor Electric Co., 8.63%, 02/15/17	500,000	513,750
Belden, Inc., 7.00%, 03/15/17	375,000	367,031
Education Management LLC 10.25%, 06/01/16	263,000	282,725
ESCO Corp.
4.13%, 12/15/13 (b)(d)	250,000	229,062
8.63%, 12/15/13 (d)	500,000	500,000
General Cable Corp., 7.13%, 04/01/17	1,650,000	1,629,375
Hawk Corp., 8.75%, 11/01/14	350,000	351,313
JohnsonDiversey, Inc., 8.25%, 11/15/19 (d)	350,000	356,125
JohnsonDiversey, Inc. PIK, 10.50%, 05/15/20 (d)	700,000	707,000
Knowledge Learning Corp., 7.75%, 02/01/15 (d)	1,025,000	989,125
Mueller Water Products, Inc., 7.38%, 06/01/17	325,000	302,250
Reliance Intermediate Holdings LP, 9.50%, 12/15/19 (d)	1,050,000	1,098,562
Sensus Metering Systems, Inc., 8.63%, 12/15/13	975,000	1,000,594
SPX Corp., 7.63%, 12/15/14	950,000	983,250
Valmont Industries, Inc., 6.88%, 05/01/14	175,000	180,688

		11,955,538

12 Annual Report 2009

Corporate Bonds (continued)
	Principal Amount	Market Value

Lodging 0.4%
Host Hotels & Resorts LP
7.13%, 11/01/13	$450,000	$459,562
6.88%, 11/01/14	475,000	480,344
6.38%, 03/15/15	350,000	344,750

		1,284,656

Media — Cable 1.8%
CCH II LLC / CCH II Capital Corp., 13.50%, 11/30/16	385,023	455,290
CCO Holdings LLC/CCO Holdings Capital Corp., 8.75%, 11/15/13	1,500,000	1,546,875
Kabel Deutschland GmbH, 10.63%, 07/01/14	1,400,000	1,470,000
Videotron Ltee
6.38%, 12/15/15	325,000	319,312
9.13%, 04/15/18 (d)	200,000	221,000
Virgin Media Finance PLC, 9.50%, 08/15/16	1,275,000	1,375,406

		5,387,883

Media — Non-Cable 9.8%
Affinity Group Holding, Inc., 10.88%, 02/15/12 * (e)	869,758	351,165
Affinity Group, Inc., 9.00%, 02/15/12	425,000	291,656
Belo Corp., 8.00%, 11/15/16	50,000	51,625
Clear Channel Worldwide Holdings, Inc.
9.25%, 12/15/17 (d)	675,000	697,375
Dex Media West LLC/Dex Media West Finance Co., 9.88%, 08/15/13 * (e)	1,216,000	386,080
Dex Media, Inc., 9.00%, 11/15/13 * (e)	600,000	154,500
DISH DBS Corp., 6.63%, 10/01/14	1,750,000	1,769,687
Fox Acquisition Sub LLC, 13.38%, 07/15/16 (d)	1,150,000	895,563
Idearc Inc, 8.00%, 11/15/16 * (e)	1,375,000	103,125
Inmarsat Finance PLC, 7.38%, 12/01/17 (d)	300,000	308,250
Intelsat Intermediate Holding Co. Ltd., 0.00%, 02/01/15 (b)(c)	2,450,000	2,529,625
Intelsat Jackson Holdings Ltd.
11.25%, 06/15/16	2,975,000	3,235,313
8.50%, 11/01/19 (d)	800,000	828,000
Interpublic Group of Cos., Inc., 10.00%, 07/15/17 (d)	1,050,000	1,170,750
Lamar Media Corp.
7.25%, 01/01/13	200,000	200,500
9.75%, 04/01/14	100,000	110,875
6.63%, 08/15/15	1,725,000	1,664,625
MDC Partners, Inc., 11.00%, 11/01/16 (d)	1,175,000	1,227,875
MediMedia USA, Inc., 11.38%, 11/15/14 (d)	1,550,000	1,309,750
Newport Television LLC PIK, 13.00%, 03/15/17 (d)	1,229,062	548,469
Nexstar Broadcasting, Inc.
7.00%, 01/15/14 (d)	450,000	340,313
Nexstar Broadcasting, Inc. PIK
7.00%, 01/15/14 (d)	916,803	693,332
Nielsen Finance Co. LLC
11.63%, 02/01/14	1,000,000	1,128,750
11.50%, 05/01/16	750,000	841,875
0.00%, 08/01/16 (b)(c)	475,000	435,812
Quebecor Media, Inc., 7.75%, 03/15/16	925,000	927,312
QVC, Inc., 7.50%, 10/01/19 (d)	850,000	871,250
R.H. Donnelley Corp.
8.88%, 01/15/16 * (e)	775,000	76,531
8.88%, 10/15/17 * (e)	1,250,000	123,438
Rainbow National Services LLC, 10.38%, 09/01/14 (d)	1,675,000	1,775,500
Reader’s Digest Association, Inc. (The), 9.00%, 02/15/17 * (e)	1,525,000	24,781
SGS International, Inc., 12.00%, 12/15/13	1,675,000	1,702,219
Truvo Subsidiary Corp., 8.38%, 12/01/14 (d)	1,175,000	99,875
Umbrella Acquisition, Inc. PIK, 9.75%, 03/15/15 (b)(d)	1,026,187	904,327
Univision Communications, Inc., 12.00%, 07/01/14 (d)	125,000	138,281
XM Satellite Radio, Inc.
11.25%, 06/15/13 (d)	75,000	81,000
13.00%, 08/01/13 (d)	975,000	1,063,969

		29,063,373

Metals & Mining 0.7%
Aleris International, Inc.
9.00%, 12/15/14 * (e)	600,000	4,632
10.00%, 12/15/16 * (e)	475,000	3,563
Teck Resources Ltd.
9.75%, 05/15/14	275,000	318,656
10.25%, 05/15/16	1,225,000	1,433,250
10.75%, 05/15/19	325,000	390,000

		2,150,101

2009 Annual Report 13

Statement of Investments (Continued)
December 31, 2009

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

Packaging 2.4%
Berry Plastics Corp., 8.88%, 09/15/14	$1,200,000	$1,173,000
Crown Americas LLC/Crown Americas Capital Corp.
7.75%, 11/15/15	775,000	806,000
7.63%, 05/15/17 (d)	750,000	781,875
Graham Packaging Co. LP 8.25%, 01/01/17 (d)	675,000	669,938
Greif, Inc., (d) 7.75%, 08/01/19	700,000	717,500
Owens-Brockway Glass Container, Inc.
8.25%, 05/15/13	800,000	826,000
7.38%, 05/15/16	650,000	674,375
Reynolds Group Issuer Inc., 7.75%, 10/15/16 (d)	1,150,000	1,181,625
Sealed Air Corp., 7.88%, 06/15/17 (d)	200,000	213,333

		7,043,646

Paper 2.7%
Boise Paper Holdings LLC, 9.00%, 11/01/17 (d)	825,000	859,031
Cascades, Inc., 7.88%, 01/15/20 (d)	275,000	280,500
Clearwater Paper Corp., 10.63%, 06/15/16 (d)	225,000	252,281
Georgia-Pacific LLC, 8.25%, 05/01/16 (d)	2,100,000	2,236,500
Graphic Packaging International, Inc.
9.50%, 08/15/13	1,425,000	1,478,438
9.50%, 06/15/17 (d)	175,000	186,375
NewPage Corp.
10.00%, 05/01/12	500,000	360,000
12.00%, 05/01/13	900,000	460,125
11.38%, 12/31/14 (d)	325,000	329,875
PE Paper Escrow GmbH, 12.00%, 08/01/14 (d)	525,000	581,154
Rock-Tenn Co.
9.25%, 03/15/16 (d)	900,000	982,125

		8,006,404

Restaurants 1.1%
Dave & Buster’s, Inc., 11.25%, 03/15/14	1,000,000	1,042,500
NPC International, Inc., 9.50%, 05/01/14	1,300,000	1,293,500
Seminole Hard Rock Entertainment, Inc., 2.75%, 03/15/14 (b)(d)	975,000	808,031

		3,144,031

Retailers 4.8%
Dollar General Corp., 11.88%, 07/15/17	1,500,000	1,740,000
General Nutrition Centers, Inc., 5.18%, 03/15/14 (b)	1,850,000	1,734,375
JC Penney Corp., Inc., 7.40%, 04/01/37	350,000	349,125
Limited Brands, Inc., 8.50%, 06/15/19 (d)	900,000	983,250
Macy’s Retail Holdings, Inc.
6.65%, 07/15/24	250,000	228,750
7.00%, 02/15/28	225,000	199,125
6.90%, 04/01/29	275,000	243,375
6.90%, 01/15/32	125,000	109,375
NBC Acquisition Corp., 11.00%, 03/15/13 (b)(c)	1,000,000	620,000
Nebraska Book Co., Inc.
10.00%, 12/01/11 (d)	675,000	686,813
8.63%, 03/15/12	1,450,000	1,254,250
Penske Auto Group, Inc., 7.75%, 12/15/16	650,000	632,125
Sally Holdings, Inc. 10.50%, 11/15/16	1,625,000	1,755,000
Toys “R” Us Property Co. I LLC, 10.75%, 07/15/17 (d)	1,325,000	1,457,500
Yankee Acquisition Corp.
8.50%, 02/15/15	575,000	573,562
9.75%, 02/15/17	1,625,000	1,608,750

		14,175,375

Services 2.3%
Ceridian Corp., 11.25%, 11/15/15	1,275,000	1,222,406
Geo Group, Inc.(The), 7.75%, 10/15/17 (d)	100,000	102,875
KAR Auction Services, Inc., 10.00%, 05/01/15	1,700,000	1,827,500
West Corp.
9.50%, 10/15/14	1,775,000	1,810,500
11.00%, 10/15/16	1,750,000	1,837,500

		6,800,781

Supermarkets 0.1%
SUPERVALU, Inc., 8.00%, 05/01/16	425,000	433,500

Technology 5.6%
Activant Solutions, Inc., 9.50%, 05/01/16	1,100,000	1,043,625
Advanced Micro Devices, Inc., 8.13%, 12/15/17 (d)	450,000	450,562
Compucom Systems, Inc., 12.50%, 10/01/15 (d)	1,450,000	1,480,813

14 Annual Report 2009

Corporate Bonds (continued)
	Principal Amount	Market Value

Technology (continued)

First Data Corp., 9.88%, 09/24/15	$875,000	$820,313
Freescale Semiconductor, Inc.
8.88%, 12/15/14	875,000	807,188
Freescale Conductor, Inc. PIK,
9.88%, 12/15/14 (b)	715,774	636,144
GXS Worldwide, Inc., 9.75%, 06/15/15 (d)	675,000	666,562
JDA Software Group, Inc., 8.00%, 12/15/14 (d)	350,000	358,750
Open Solutions, Inc., 9.75%, 02/01/15 (d)	250,000	193,437
Seagate Technology International, 10.00%, 05/01/14 (d)	250,000	277,500
Serena Software, Inc., 10.38%, 03/15/16	1,050,000	1,014,562
Smart Modular Technologies (WWH), Inc., 5.75%, 04/01/12 (b)	405,000	366,525
SS&C Technologies, Inc., 11.75%, 12/01/13	1,000,000	1,065,000
Stream Global Services, Inc., 11.25%, 10/01/14 (d)	1,150,000	1,168,688
SunGard Data Systems, Inc.
9.13%, 08/15/13	1,270,000	1,308,100
10.63%, 05/15/15 (d)	550,000	608,437
10.25%, 08/15/15	1,650,000	1,765,500
Terremark Worldwide, Inc., 12.00%, 06/15/17 (d)	1,175,000	1,304,250
Unisys Corp., 12.50%, 01/15/16	475,000	494,000
Viasystems, Inc., 12.00%, 01/15/15 (d)	675,000	726,469

		16,556,425

Textile 0.3%
Hanesbrands, Inc., 8.00%, 12/15/16	125,000	127,969
Phillips-Van Heusen Corp., 8.13%, 05/01/13	875,000	896,875

		1,024,844

Tobacco 0.2%
Alliance One International, Inc., 10.00%, 07/15/16 (d)	275,000	290,125
Reynolds American, Inc., 7.75%, 06/01/18	375,000	408,366

		698,491

Transportation 1.6%
CEVA Group PLC
10.00%, 09/01/14 (d)	1,100,000	1,050,500
11.63%, 10/01/16 (d)	275,000	283,594
Hertz Corp.
8.88%, 01/01/14	700,000	719,250
10.50%, 01/01/16	1,050,000	1,126,125
Kansas City Southern Railway Co.
13.00%, 12/15/13	400,000	466,000
8.00%, 06/01/15	375,000	390,469
Stena AB, 7.50%, 11/01/13	825,000	798,187

		4,834,125

Utility — Electric 2.6%
Dynegy Holdings, Inc., 7.75%, 06/01/19	1,225,000	1,068,813
Edison Mission Energy, 7.75%, 06/15/16	1,125,000	961,875
Energy Future Holdings Corp., 10.88%, 11/01/17	250,000	205,625
FPL Energy National Wind Portfolio LLC, 6.13%, 03/25/19 (d)	302,603	287,470
NRG Energy, Inc.
7.38%, 02/01/16	1,100,000	1,104,125
7.38%, 01/15/17	1,075,000	1,080,375
NV Energy, Inc., 6.75%, 08/15/17	800,000	783,428
Texas Competitive Electric Holdings Co. LLC
10.25%, 11/01/15 (c)	2,725,000	2,220,875

		7,712,586

Utility — Natural Gas 2.9%
Amerigas Partners LP, 7.25%, 05/20/15	775,000	778,875
AmeriGas Partners LP, 7.13%, 05/20/16	875,000	879,375
Holly Energy Partners LP, 6.25%, 03/01/15	1,475,000	1,416,000
Inergy LP, 6.88%, 12/15/14	1,750,000	1,736,875
MarkWest Energy Partners LP, 8.75%, 04/15/18	1,525,000	1,578,375
Regency Energy Partners LP,
8.38%, 12/15/13	1,275,000	1,326,000
9.38%, 06/01/16 (d)	225,000	240,750
Southern Star Central Corp., 6.75%, 03/01/16	600,000	582,000

		8,538,250

2009 Annual Report 15

Statement of Investments (Continued)
December 31, 2009

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

Wireless Communications 4.8%
CC Holdings GS V LLC/Crown Castle GS III Corp., 7.75%, 05/01/17 (d)	$775,000	$829,250
Digicel Group Ltd.
12.00%, 04/01/14 (d)	300,000	334,500
8.25%, 09/01/17 (d)	625,000	612,500
8.88%, 01/15/15 (d)	1,075,000	1,048,125
9.13%, 01/15/15 (d)	896,767	887,799
MetroPCS Wireless, Inc.
9.25%, 11/01/14	2,400,000	2,442,000
Nextel Communications, Inc., 7.38%, 08/01/15	1,675,000	1,637,313
SBA Telecommunications, Inc.
8.00%, 08/15/16 (d)	200,000	210,000
8.25%, 08/15/19 (d)	225,000	239,625
Sprint Capital Corp., 6.90%, 05/01/19	3,575,000	3,306,875
Sprint Nextel Corp.
6.00%, 12/01/16	1,125,000	1,032,188
8.38%, 08/15/17	675,000	691,875
Wind Acquisition Finance SA, 11.75%, 07/15/17 (d)	925,000	1,015,187

		14,287,237

Wireline Communications 0.4%
Qwest Corp., 8.88%, 03/15/12	700,000	756,000
Valor Telecommunications Enterprises Finance Corp., 7.75%, 02/15/15	525,000	541,120

		1,297,120

Total Corporate Bonds (cost $283,216,771)		284,322,691

Warrant 0.0%

	Number of Warrants	Market Value

Media — Non-Cable 0.0%
Sirius XM Radio, Inc., expiring 3/15/2010*	300	75

Total Warrant (cost $40,625)		75

Yankee Dollars 0.5%

	Principal Amount	Market Value

Lodging 0.2%
Royal Caribbean Cruises Ltd.
7.00%, 06/15/13	$175,000	$175,438
7.25%, 06/15/16	425,000	412,781

		588,219

Technology 0.3%
Seagate Technology HDD Holdings, 6.80%, 10/01/16	975,000	948,187

Total Yankee Dollars (cost $1,513,148)		1,536,406

Mutual Fund 1.2%

	Shares	Market Value

Money Market Fund 1.2%
Invesco AIM Liquid Assets Portfolio, 0.18% (g)	3,442,596	3,442,596

Total Mutual Fund (cost $3,442,596)		3,442,596

Total Investments (cost $290,332,119) (j) — 98.1%		291,546,503

Other assets in excess of liabilities — 1.9%		5,685,122

NET ASSETS — 100.0%		$297,231,625

*	Denotes a non-income producing security

(a)	Fair Valued Security.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2009. The maturity date represents the actual maturity date.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2009.

(d)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2009 was $92,276,982 which represents 31.05% of net assets.

(e)	Security in default.

(f)	Perpetual bond security. The maturity date reflects the next call date.

(g)	Represents 7-day effective yield as of December 31, 2009.

(h)	Restricted security.

16 Annual Report 2009

(i)	Illiquid security.

(j)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AB	Stock Company

ADR	American Depositary Receipt

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

PIK	Paid In Kind

PLC	Public Limited Company

SA	Stock Company

ULC	Unlimited Liability Company

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 17

Statement of Assets and Liabilities
December 31, 2009

Federated NVIT High
Income Bond Fund

Assets:
Investments, at value (cost $290,332,119)	$291,546,503
Interest receivable	5,870,748
Receivable for capital shares issued	112,571
Prepaid expenses and other assets	26,335

Total Assets	297,556,157

Liabilities:
Payable for capital shares redeemed	57,677
Cash overdraft (Note 2)	168
Accrued expenses and other payables:
Investment advisory fees	166,333
Fund administration fees	10,456
Administrative services fees	39,578
Accounting and transfer agent fees	12,438
Trustee fees	2,630
Custodian fees	1,805
Compliance program costs (Note 3)	1,912
Professional fees	10,885
Printing fees	14,173
Other	6,477

Total Liabilities	324,532

Net Assets	$297,231,625

Represented by:
Capital	$318,434,223
Accumulated undistributed net investment income	1,194,293
Accumulated net realized losses from investment transactions	(23,611,275)
Net unrealized appreciation/(depreciation) from investments	1,214,384

Net Assets	$297,231,625

Net Assets:
Class I Shares	$82,596,487
Class III Shares	214,635,138

Total	$297,231,625

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	12,522,888
Class III Shares	32,583,336

Total	45,106,224

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$6.60
Class III Shares	$6.59

The accompanying notes are an integral part of these financial statements.

18 Annual Report 2009

Statement of Operations
For the Year Ended December 31, 2009

Federated NVIT High
Income Bond Fund

INVESTMENT INCOME:
Interest income	$24,495,220
Dividend income	42,986

Total Income	24,538,206

Expenses:
Investment advisory fees	1,564,025
Fund administration fees	101,469
Administrative Services fees Class I Shares	111,834
Administrative Services fees Class III Shares	233,300
Professional fees	36,683
Printing fees	34,068
Trustee fees	7,630
Custodian fees	11,792
Accounting and transfer agent fees	38,274
Compliance program costs (Note 3)	4,065
Other	14,681

Total expenses before earnings credit	2,157,821
Earnings credit (Note 5)	(479)

Net Expenses	2,157,342

NET INVESTMENT INCOME	22,380,864

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(7,197,039)
Net change in unrealized appreciation/(depreciation) from investments	70,960,751

Net realized/unrealized gains from investments	63,763,712

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$86,144,576

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 19

Statements of Changes in Net Assets

	Federated NVIT High Income Bond Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$22,380,864	$16,336,096
Net realized losses from investment	(7,197,039)	(4,362,143)
Net change in unrealized appreciation/(depreciation) from investments	70,960,751	(63,141,486)

Change in net assets resulting from operations	86,144,576	(51,167,533)

Distributions to Shareholders From:
Net investment income:
Class I	(7,217,773)	(8,567,200)
Class III	(14,458,061)	(7,684,229)

Change in net assets from shareholder distributions	(21,675,834)	(16,251,429)

Change in net assets from capital transactions	75,422,001	(6,362,556)

Change in net assets	139,890,743	(73,781,518)

Net Assets:
Beginning of year	157,340,882	231,122,400

End of year	$297,231,625	$157,340,882

Accumulated undistributed net investment income at end of year	$1,194,293	$376,529

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$14,867,859	$11,480,902
Dividends reinvested	7,217,773	8,567,200
Cost of shares redeemed	(26,135,374)	(38,662,689)

Total Class I	(4,049,742)	(18,614,587)

Class III Shares
Proceeds from shares issued	155,115,923	87,443,490
Dividends reinvested	14,458,061	7,684,229
Cost of shares redeemed (a)	(90,102,241)	(82,875,688)

Total Class III	79,471,743	12,252,031

Change in net assets from capital transactions:	$75,422,001	$(6,362,556)

SHARE TRANSACTIONS:
Class I Shares
Issued	2,489,593	1,687,151
Reinvested	1,257,738	1,354,258
Redeemed	(4,445,757)	(5,679,812)

Total Class I Shares	(698,426)	(2,638,403)

Class III Shares
Issued	28,006,733	14,576,147
Reinvested	2,453,646	1,213,273
Redeemed	(16,274,472)	(11,813,824)

Total Class III Shares	14,185,907	3,975,596

Total change in shares	13,487,481	1,337,193

(a)	Includes redemption fees – see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

20 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Federated NVIT High Income Bond Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains (Losses)	Total	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	from	from	Investment	Total	Redemption	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Distributions	Fees	of Period	Return (a)	of Period	Net Assets (b)	Net Assets (b)	Net Assets (b)(c)	Turnover (d)
Class I Shares
Year Ended December 31, 2009 (e)	$4.98	0.58	1.61	2.19	(0.57)	(0.57)	–	$6.60	46.00%	$82,596,487	0.94%	9.89%	0.94%	34.23%
Year Ended December 31, 2008	$7.64	0.62	(2.66)	(2.04)	(0.62)	(0.62)	–	$4.98	(28.13%)	$65,854,240	0.90%	8.80%	0.90%	30.09%
Year Ended December 31, 2007	$7.98	0.60	(0.36)	0.24	(0.59)	(0.59)	0.01	$7.64	3.13%	$121,100,406	0.95%	7.24%	0.95%	42.02%
Year Ended December 31, 2006	$7.77	0.60	0.19	0.79	(0.58)	(0.58)	–	$7.98	10.60%	$155,024,233	0.94%	7.38%	0.94%	42.91%
Year Ended December 31, 2005	$8.20	0.64	(0.46)	0.18	(0.61)	(0.61)	–	$7.77	2.38%	$181,905,380	0.96%	7.35%	0.96%	37.06%

Class III Shares
Year Ended December 31, 2009 (e)	$4.97	0.57	1.62	2.19	(0.57)	(0.57)	–	$6.59	46.08%	$214,635,138	0.94%	9.64%	0.94%	34.23%
Year Ended December 31, 2008	$7.63	0.62	(2.67)	(2.05)	(0.61)	(0.61)	–	$4.97	(28.24%)	$91,486,642	1.04%	8.61%	1.04%	30.09%
Year Ended December 31, 2007	$7.97	0.60	(0.36)	0.24	(0.59)	(0.59)	0.01	$7.63	3.17%	$110,021,994	0.91%	7.28%	0.91%	42.02%
Year Ended December 31, 2006	$7.76	0.57	0.22	0.79	(0.58)	(0.58)	–	$7.97	10.60%	$103,857,357	0.96%	7.37%	0.96%	42.91%
Period Ended December 31, 2005 (f)	$7.83	0.39	0.01	0.40	(0.47)	(0.47)	–	$7.76	5.14%	$63,264,112	0.95%	7.23%	0.95%	37.06%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	There were no fee reductions during the period.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from April 28, 2005 (commencement of operations) through December 31, 2005.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 21

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Federated NVIT High Income Bond Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of

22 Annual Report 2009

factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$343,087	$—	$—	$343,087

Convertible Corporate Bonds	—	1,454,719	—	1,454,719

Corporate Bonds	—	284,322,691	—	284,322,691

Mutual Fund	3,442,596	—	—	3,442,596

Preferred Stock	—	446,929	—	446,929

Warrant	75	—	—	75

Yankee Dollars	—	1,536,406	—	1,536,406

Total	$3,785,758	$287,760,745	$—	$291,546,503

2009 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2009

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common	Preferred	Corporate
	Stocks	Stocks	Bonds	Warrants

Balance as of 12/31/08	$—	$328,381	$—	$—

Accrued Accretion/(Amortization)	—	—	—	—

Change in Unrealized Appreciation/(Depreciation)	—	(87,924)	(68)	—

Net Purchases/(Sales)	—	—	—	—

Transfers In/(Out) of Level 3	—	(240,457)	68	—

Balance as of 12/31/09	$—	$—	$—	$—

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty. At December 31, 2009, the Fund did not hold any repurchase agreements.

(c)	Cash Overdraft

As of December 31, 2009, the Fund had an overdrawn balance of $168 with its custodian bank, JPMorgan Chase Bank, N.A. To offset the overdraft, JPMorgan Chase Bank, N.A. advanced an amount equal to the over-draft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan Chase Bank, N.A. under the custody agreement. This advance is separate from, and was not made pursuant to, the Credit Agreement discussed in Note 5.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

24 Annual Report 2009

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(f)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of Federated Investment Management

2009 Annual Report 25

Notes to Financial Statements (Continued)
December 31, 2009

Company, the subadviser for the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

Up to $50 million	0.80%

$50 million up to $250 million	0.65%

$250 million up to $500 million	0.60%

$500 million or more	0.55%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadviser $644,447 for the year ended December 31, 2009.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class III shares of the Fund.

For the year ended December 31, 2009, NFS received $345,134 in Administrative Services fees from the Fund.

26 Annual Report 2009

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $4,065.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amount of $215,772 from Class III shares of the Fund.

For the year ended December 31, 2008, the Fund had contributions to capital due to the collection of redemption fees in the amount of $79,613 from Class III shares of the Fund.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $172,915,926 and sales of $74,378,314 (excluding short-term securities).

2009 Annual Report 27

Notes to Financial Statements (Continued)
December 31, 2009

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of Capital	Total Distributions
Ordinary Income	Capital Gains	Distributions	Distributions	Paid

$21,675,834	$—	$21,675,834	$—	$21,675,834

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of Capital	Total Distributions
Ordinary Income	Capital Gains	Distributions	Distributions	Paid

$16,251,429	$—	$16,251,429	$—	$16,251,429

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$1,570,798	$—	$1,570,798	$—	$(22,190,177)	$(583,219)	$(21,202,598)

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$291,753,217	$20,225,612	$(20,432,326)	$(206,714)

28 Annual Report 2009

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contributions:

Amount	Expires

$7,986,779	2010
$3,792,955	2011
$2,247,678	2016
$7,796,496	2017

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2009, the Fund deferred to January 1, 2010, post-October capital losses in the amount of $366,269.

9. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

2009 Annual Report 29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Federated NVIT High Income Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

30 Annual Report 2009

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

2009 Annual Report 31

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

32 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

2009 Annual Report 33

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund		Fund Complex
Name and	and Length of	Principal Occupation(s)	Overseen by	Other
Year of Birth	Time Served[1]	During Past 5 Years[2]	Trustee	Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

34 Annual Report 2009

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund		Fund Complex
Name and	and Length of	Principal Occupation(s)	Overseen by	Other
Year of Birth	Time Served[1]	During Past 5 Years[2]	Trustee	Directorships Held by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2009 Annual Report 35

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American Century NVIT Multi Cap Value Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statement of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

26	Report of Independent Registered Public Accounting Firm

27	Supplemental Information

28	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MCV (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. This can cause the Fund to underperform other funds that use different investing styles.

Small- and mid-sized company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-

2 Annual Report 2009

weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 3000® Value Index: An unmanaged index that measures the performance of the stocks of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of American Century Investment Management, Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of American Century Investment Management, Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

American Century NVIT Multi Cap Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the period from April 1, 2009, through December 31, 2009, the American Century NVIT Multi Cap Value Fund (Class II at NAV) returned 33.55% versus 44.29% for its benchmark, the Russell 3000® Value Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Multi-Cap Value Funds (consisting of 82 funds as of December 31, 2009) was 44.34%. Lipper provides returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Lipper peer category is from March 31, 2009, through December 31, 2009.

What areas of investment provided the most positive relative returns for the Fund?

The Fund outperformed in the consumer staples and energy sectors, largely because of security selection. In consumer staples, the Fund’s mix of food products and household products stocks boosted Fund results. Many of these companies were pressured by cheaper store brands during the recession, but those with strong brands and an international presence were more successful at overcoming the negative effects. Investments among food and staples retailers also added positively to Fund performance. In energy, the Fund benefited from an underweight in Chevron Corp. Chevron’s share price declined because of a potentially large lawsuit in Ecuador. A notable contributor to Fund performance was information technology sector Fund holding Tyco Electronics Ltd., a global provider of engineered electronic components, network solutions, wireless systems and undersea telecommunications systems. Tyco experienced a drop in earnings during the global market downturn and later benefited as its customers increased orders for the components it manufactures.

What areas of investment detracted from Fund performance?

The financials sector, which we have approached with caution and conservatism, was a source of relative weakness for the Fund. During the reporting period, the Fund’s investments were concentrated in higher-quality names, many of which under-performed during the equity rally. A notable detractor from Fund performance was Fund holding Marsh & McLennan Cos., Inc.; the global insurance broker does not have a credit-sensitive business model, and we believe it is well positioned to benefit from regulatory changes and improving operating conditions. The Fund’s underweight in real estate investment trusts (REITs) also was detrimental; we have been concerned about this segment’s operating trends, financial leverage, access to funding and valuation. In spite of deterioration in the commercial real estate market, however, REIT stocks posted gains of more than 78% in the benchmark.

In the consumer discretionary sector, Fund performance was hampered by the combination of an underweight position and stock selection. Media companies, in which the Fund was underweight versus the benchmark, outperformed as advertising revenues improved. Although the Fund’s overweight in the automobiles segment added value, the Fund did not hold carmaker Ford Motor Co., which restructured its business without the help of the U.S. government, unlike competitors General Motors Corp. and Chrysler, and has steadily gained market share.

What is your outlook for the near term?

We will continue to follow our disciplined, bottom-up process, selecting securities one at a time for the Fund. As of December 31, 2009, we see positive opportunities in the consumer staples, health-care and information technology sectors.

Subadviser:
American Century Investment Management, Inc.

Portfolio Managers:
Phillip N. Davidson, CFA; Michael Liss, CFA; and Kevin Toney, CFA

2009 Annual Report 5

Fund Performance	American Century NVIT Multi Cap Value Fund

Average Annual Total Return1
 (For periods ended December 31, 2009)

Inception[2]

Class I	33.69%

Class II	33.55%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 25, 2009.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class I	1.18%	0.92%

Class II	1.43%	1.09%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Century NVIT Multi Cap Value Fund versus performance of the Russell 3000 Value Index (a), and the Consumer Price Index (CPI)(b). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Russell 3000 Value Index is an unmanaged, float-adjusted, market capitalization weighted index comprised of stocks representing approximately half of the market capitalization of the Russell 30000 Index that have been identified as being on the value end of the growth value spectrum.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	American Century NVIT Multi Cap Value Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
December 31, 2009

			Beginning	Ending	Expenses Paid	Annualized
			Account Value ($)	Account Value ($)	During Period ($)	Expense Ratio (%)
American Century NVIT Multi Cap Value Fund			07/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class I Shares	Actual		1,000.00	1,217.10	5.14	0.92
	Hypothetical	[b]	1,000.00	1,020.57	4.69	0.92

Class II Shares	Actual		1,000.00	1,216.60	6.09	1.09
	Hypothetical	[b]	1,000.00	1,019.71	5.55	1.09

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	American Century NVIT Multi Cap Value Fund
December 31, 2009

Asset Allocation

Common Stocks	95.7%
Mutual Fund	3.3%
Preferred Stocks	0.7%
Exchange Traded Fund	0.7%
Liabilities in excess of other assets	(0	.4)%

	100.0%

Top Industries†

Oil, Gas & Consumable Fuels	14.6%
Insurance	8.0%
Pharmaceuticals	6.7%
Capital Markets	5.8%
Diversified Telecommunication Services	5.2%
Food Products	5.2%
Electric Utilities	3.6%
Diversified Financial Services	3.6%
Industrial Conglomerates	2.9%
Specialty Retail	2.7%
Other Industries	41.7%

100.0%

Top Holdings†

Exxon Mobil Corp.	5.0%
AT&T, Inc.	3.9%
Invesco AIM Liquid Assets Portfolio	3.3%
Chevron Corp.	2.9%
Total SA	2.9%
JPMorgan Chase & Co.	2.8%
Pfizer, Inc.	2.7%
Marsh & McLennan Cos., Inc.	2.6%
General Electric Co.	2.6%
Lowe’s Cos., Inc.	2.3%
Other Holdings	69.0%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

American Century NVIT Multi Cap Value Fund

Common Stocks 95.7%

	Shares	Market Value

Aerospace & Defense 1.0%
Boeing Co. (The)	695	$37,621
Northrop Grumman Corp.	905	50,544

		88,165

Air Freight & Logistics 0.8%
United Parcel Service, Inc., Class B	1,302	74,696

Airlines 0.5%
Southwest Airlines Co.	3,662	41,857

Automobiles 1.6%
Honda Motor Co., Ltd. (a)	1,100	37,322
Toyota Motor Corp. (a)	2,400	101,186

		138,508

Beverages 0.9%
PepsiCo, Inc.	1,363	82,870

Capital Markets 5.8%
AllianceBernstein Holding LP	3,080	86,548
Ameriprise Financial, Inc.	1,813	70,381
Bank of New York Mellon Corp. (The)	2,197	61,450
Goldman Sachs Group, Inc. (The)	410	69,224
Legg Mason, Inc.	791	23,857
Morgan Stanley	1,626	48,130
Northern Trust Corp.	1,923	100,765
State Street Corp.	1,388	60,433

		520,788

Chemicals 0.9%
E.I. du Pont de Nemours & Co.	2,206	74,276
Minerals Technologies, Inc.	64	3,486

		77,762

Commercial Banks 1.7%
Commerce Bancshares, Inc.	763	29,543
U.S. Bancorp	5,489	123,558

		153,101

Commercial Services & Supplies 2.4%
Avery Dennison Corp.	378	13,793
Pitney Bowes, Inc.	1,439	32,752
Republic Services, Inc.	2,782	78,758
Waste Management, Inc.	2,518	85,134

		210,437

Communications Equipment 0.5%
Nokia Corp. ADR	3,137	40,310

Computers & Peripherals 1.5%
Diebold, Inc.	2,243	63,813
Hewlett-Packard Co.	1,269	65,366

		129,179

Containers & Packaging 0.6%
Bemis Co., Inc.	1,747	51,798

Distributors 1.4%
Genuine Parts Co.	3,285	124,699

Diversified Financial Services 2.8%
JPMorgan Chase & Co.	6,073	253,062

Diversified Telecommunication Services 5.3%
AT&T, Inc.	12,552	351,832
BCE, Inc.	1,261	34,966
Verizon Communications, Inc.	2,466	81,699

		468,497

Electric Utilities 3.6%
American Electric Power Co., Inc.	1,053	36,634
IDACORP, Inc.	3,105	99,205
Southern Co.	1,040	34,653
Westar Energy, Inc.	7,019	152,452

		322,944

Electrical Equipment 1.8%
Emerson Electric Co.	1,007	42,898
Hubbell, Inc., Class B	2,458	116,264

		159,162

Electronic Equipment, Instruments & Components 1.6%
Molex, Inc.	3,768	81,201
Tyco Electronics Ltd.	2,386	58,576

		139,777

Energy Equipment & Services 1.4%
Baker Hughes, Inc.	648	26,231
BJ Services Co.	959	17,837
Helmerich & Payne, Inc.	537	21,416
Schlumberger Ltd.	971	63,202

		128,686

Food & Staples Retailing 0.9%
CVS Caremark Corp.	1,494	48,122
Wal-Mart Stores, Inc.	629	33,620

		81,742

Food Products 5.3%
Campbell Soup Co.	1,320	44,616
ConAgra Foods, Inc.	3,352	77,264
H.J. Heinz Co.	2,073	88,641
Kellogg Co.	488	25,961
Kraft Foods, Inc., Class A	5,909	160,607
Unilever NV CVA (a)	2,198	71,538

		468,627

2009 Annual Report 9

Statement of Investments (Continued)
December 31, 2009

American Century NVIT Multi Cap Value Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Gas Utilities 1.2%
EQT Corp.	1,862	$81,779
Southwest Gas Corp.	50	1,426
WGL Holdings, Inc.	655	21,969

		105,174

Health Care Equipment & Supplies 1.9%
Beckman Coulter, Inc.	1,124	73,554
Boston Scientific Corp.*	6,372	57,348
CareFusion Corp.*	328	8,203
Zimmer Holdings, Inc.*	560	33,102

		172,207

Health Care Providers & Services 1.2%
Aetna, Inc.	581	18,418
Cardinal Health, Inc.	623	20,085
CIGNA Corp.	343	12,098
LifePoint Hospitals, Inc.*	1,172	38,102
UnitedHealth Group, Inc.	623	18,989

		107,692

Hotels, Restaurants & Leisure 1.9%
Hyatt Hotels Corp., Class A*	827	24,653
International Speedway Corp., Class A	2,928	83,302
Speedway Motorsports, Inc.	3,455	60,877

		168,832

Household Durables 0.5%
Whirlpool Corp.	535	43,153

Household Products 2.0%
Kimberly-Clark Corp.	1,733	110,409
Procter & Gamble Co. (The)	1,169	70,877

		181,286

Industrial Conglomerates 2.9%
3M Co.	352	29,100
General Electric Co.	15,244	230,641

		259,741

Information Technology Services 0.4%
Automatic Data Processing, Inc.	885	37,896

Insurance 8.0%
Allstate Corp. (The)	2,747	82,520
Aon Corp.	832	31,899
Berkshire Hathaway, Inc., Class A*	2	198,400
Chubb Corp.	1,214	59,705
Marsh & McLennan Cos., Inc.	10,681	235,836
Transatlantic Holdings, Inc.	605	31,527
Travelers Cos., Inc. (The)	1,491	74,341

		714,228

Media 0.9%
McGraw-Hill Cos., Inc. (The)	1,214	40,681
Walt Disney Co. (The)	1,099	35,443

		76,124

Metals & Mining 0.6%
Barrick Gold Corp.	537	21,147
Newmont Mining Corp.	710	33,590

		54,737

Multiline Retail 1.0%
Family Dollar Stores, Inc.	741	20,622
Target Corp.	1,417	68,540

		89,162

Multi-Utilities 2.4%
Ameren Corp.	620	17,329
PG&E Corp.	770	34,380
Wisconsin Energy Corp.	2,170	108,131
Xcel Energy, Inc.	2,362	50,122

		209,962

Oil, Gas & Consumable Fuels 14.7%
Apache Corp.	612	63,140
BP PLC GB ADR	948	54,956
Chevron Corp.	3,367	259,225
ConocoPhillips	423	21,603
Devon Energy Corp.	1,021	75,044
EOG Resources, Inc.	242	23,547
Exxon Mobil Corp.	6,586	449,099
Total SA (a)	3,985	255,956
Valero Energy Corp.	965	16,164
XTO Energy, Inc.	1,882	87,569

		1,306,303

Paper & Forest Products 0.2%
Weyerhaeuser Co.	472	20,362

Pharmaceuticals 6.7%
Bristol-Myers Squibb Co.	1,265	31,941
Eli Lilly & Co.	2,061	73,598
Johnson & Johnson	2,359	151,943
Merck & Co., Inc.	2,584	94,420
Pfizer, Inc.	13,399	243,728

		595,630

Real Estate Investment Trusts (REITs) 0.9%
Boston Properties, Inc.	326	21,865
Host Hotels & Resorts, Inc.*	3,037	35,442
Public Storage	236	19,222

		76,529

10 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Road & Rail 0.8%
Heartland Express, Inc.	1,968	$30,051
Union Pacific Corp.	673	43,005

		73,056

Semiconductors & Semiconductor Equipment 2.1%
Applied Materials, Inc.	4,923	68,627
Intel Corp.	5,013	102,265
Texas Instruments, Inc.	458	11,935

		182,827

Specialty Retail 2.7%
Lowe’s Cos., Inc.	8,568	200,405
PetSmart, Inc.	1,472	39,288

		239,693

Thrifts & Mortgage Finance 0.5%
Hudson City Bancorp, Inc.	3,253	44,664

Total Common Stocks (cost $7,568,902)		8,515,925

Preferred Stocks 0.7%

Diversified Financial Services 0.7%
Bank of America Corp.*	4,475	66,767

Total Preferred Stocks (cost $67,237)		66,767

Mutual Fund 3.3%

Money Market Fund 3.3%
Invesco AIM Liquid Assets Portfolio, 0.18% (b)	294,020	294,020

Total Mutual Fund (cost $294,020)		294,020

Exchange Traded Fund 0.7%

Exchange Traded Fund 0.7%
iShares Russell 3000 Value Index Fund	811	61,011

Total Exchange Traded Fund (cost $60,888)		61,011

Total Investments (cost $7,991,047) (c) — 100.4%		8,937,723

Liabilities in excess of other assets — (0.4%)		(34,960)

NET ASSETS — 100.0%		$8,902,763

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	Represents 7-day effective yield as of December 31, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

CVA	Dutch Certificate

GB	United Kingdom

LP	Limited Partnership

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

At December 31, 2009, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

		Currency			Unrealized
	Delivery	Received/	Contract	Market	Appreciation/
Currency	Date	(Delivered)	Value	Value	(Depreciation)

Short Contracts:
British Pound	1/29/10	(29,428)	$(47,100)	$(47,527)	$(427)
Canadian Dollar	1/29/10	(49,753)	(47,935)	(47,571)	364
Euro	1/29/10	(219,989)	(317,633)	(315,366)	2,267
Japanese Yen	1/29/10	(8,855,000)	(96,709)	(95,089)	1,620

Total Short Contracts			$(509,377)	$(505,553)	$3,824

Long Contracts:
Euro	1/04/10	5,414	$7,765	$7,761	$(4)

The accompanying notes are integral part of these financial statements.

2009 Annual Report 11

Statement of Assets and Liabilities
December 31, 2009

American Century NVIT
Multi Cap Value Fund

Assets:
Investments, at value (cost $7,991,047)	$8,937,723
Foreign currencies, at value (cost $8,275)	8,271
Interest and dividends receivable	19,448
Receivable for investments sold	6,136
Receivable for capital shares issued	19,996
Unrealized appreciation on forward foreign currency contracts (Note 2)	4,251
Prepaid expenses and other assets	11

Total Assets	8,995,836

Liabilities:
Payable for investments purchased	43,321
Payable for capital shares redeemed	36,278
Unrealized depreciation on forward foreign currency contracts (Note 2)	431
Accrued expenses and other payables:
Investment advisory fees	4,123
Fund administration fees	307
Distribution fees	581
Accounting and transfer agent fees	1,321
Trustee fees	73
Custodian fees	53
Compliance program costs (Note 3)	64
Professional fees	270
Printing fees	5,892
Other	359

Total Liabilities	93,073

Net Assets	$8,902,763

Represented by:
Capital	$7,826,890
Accumulated undistributed net investment income	5,097
Accumulated net realized gains from investment, futures contracts and foreign currency transactions	120,272
Net unrealized appreciation/(depreciation) from investments	946,676
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	3,820
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	8

Net Assets	$8,902,763

Net Assets:
Class I Shares	$4,551,767
Class II Shares	4,350,996

Total	$8,902,763

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	357,404
Class II Shares	341,786

Total	699,190

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$12.74
Class II Shares	$12.73

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statement of Operations
For the Period Ended December 31, 2009

American Century NVIT
Multi Cap Value Fund(a)

INVESTMENT INCOME:
Interest income	$150
Dividend income	128,657
Foreign tax withholding	(2,283)

Total Income	126,524

Expenses:
Investment advisory fees	24,010
Fund administration fees	1,788
Distribution fees Class II Shares	3,300
Administrative services fees Class I Shares	7,230
Administrative services fees Class II Shares	3,300
Professional fees	6,643
Printing fees	13,707
Trustee fees	130
Custodian fees	194
Accounting and transfer agent fees	3,273
Compliance program costs (Note 3)	74
Other	475

Total expenses before earnings credit and waived/reimbursed expenses	64,124
Earnings credit (Note 4)	(4)
Distribution fees voluntarily waived — Class II (Note 3)	(1,056)
Expenses reimbursed by adviser (Note 3)	(21,995)

Net Expenses	41,069

NET INVESTMENT INCOME	85,455

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	449,661
Net realized gains from futures contracts transactions (Note 2)	719
Net realized losses from foreign currency transactions (Note 2)	(16,276)

Net realized gains from investments, futures contracts and foreign currency transactions	434,104

Net change in unrealized appreciation/(depreciation) from investments	946,676
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	3,820
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	8

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts and foreign currency translations	950,504

Net realized/unrealized gains from investments, futures contracts, forward foreign currency contracts and foreign currency translations	1,384,608

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,470,063

(a)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Statement of Changes in Net Assets

American Century NVIT
Multi Cap Value Fund

Period Ended
December 31, 2009(a)
Operations:
Net investment income	$85,455
Net realized gains from investment, futures contracts and foreign currency transactions	434,104
Net change in unrealized appreciation from investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	950,504

Change in net assets resulting from operations	1,470,063

Distributions to Shareholders From:
Net investment income:
Class I	(37,351)
Class II	(24,854)
Net realized gains:
Class I	(172,087)
Class II	(158,179)

Change in net assets from shareholder distributions	(392,471)

Change in net assets from capital transactions	7,825,171

Change in net assets	8,902,763

Net Assets:
Beginning of period	–

End of period	$8,902,763

Accumulated undistributed net investment income at end of period	$5,097

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,571,578
Dividends reinvested	209,438
Cost of shares redeemed	(76,379)

Total Class I	3,704,637

Class II Shares
Proceeds from shares issued	4,037,426
Dividends reinvested	183,033
Cost of shares redeemed	(99,925)

Total Class II	4,120,534

Change in net assets from capital transactions:	$7,825,171

SHARE TRANSACTIONS:
Class I Shares
Issued	346,839
Reinvested	16,617
Redeemed	(6,052)

Total Class I Shares	357,404

Class II Shares
Issued	335,545
Reinvested	14,463
Redeemed	(8,222)

Total Class II Shares	341,786

Total change in shares	699,190

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

American Century NVIT Multi Cap Value Fund

		Operations			Distributions					Ratios / Supplemental Data

Ratio of
			Net Realized									Ratio of Net	Expenses
	Net Asset		and								Ratio of	Investment	(Prior to
	Value,	Net	Unrealized	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	Gains from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Net Assets (b)(c)	Turnover (d)
Class I Shares
Period Ended December 31, 2009 (e)(f)	$10.00	0.19	3.17	3.36	(0.11)	(0.51)	(0.62)	$12.74	33.69%	$4,551,767	0.91%	2.10%	1.38%	46.72%
Class II Shares
Period Ended December 31, 2009 (e)(f)	$10.00	0.17	3.18	3.35	(0.11)	(0.51)	(0.62)	$12.73	33.55%	$4,350,996	1.08%	1.80%	1.79%	46.72%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the American Century NVIT Multi Cap Value Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of

16 Annual Report 2009

factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

2009 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2009

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:

Common Stocks	$8,049,923	$466,002	$—	$8,515,925

Preferred Stocks	—	66,767	—	66,767

Exchange Traded Fund	61,011	—	—	61,011

Forward Currency Contracts	—	4,251	—	4,251

Mutual Fund	294,020	—	—	294,020

Total Assets	8,404,954	537,020	—	8,941,974

Liabilities:

Forward Currency Contracts	—	(431)	—	(431)

Total Liabilities	—	(431)	—	(431)

Total	$8,404,954	$536,589	$—	$8,941,543

Amounts designated as “—” are zero or have been rounded to zero.

* See Statement of Investments for identification of securities by type and industry classification.

(b)	Credit Derivatives

The Fund is subject to the provisions of ASC 815, “Derivatives and Hedging” (formerly known as SFAS 133). In September 2008, the FASB amended ASC 815-10 (formerly known as FSP FAS 133-1). ASC 815-10, which is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives, requires financial disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments and disclosures of the current status of the payment performance risk of a guarantee. Management has concluded that adoption of the amendments did not impact the Fund’s financial statement disclosures.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund translates foreign currency transactions into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. The fluctuations are included in the net realized and unrealized gain or loss shown on the Statement of Operations.

(d)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the Fund enters into a forward foreign currency contract, it is exposed to risks from unanticipated movements in the value of the foreign currency relative to the U.S.

18 Annual Report 2009

dollar, and the risk that the counterparties to the contract may be unable to meet their obligations under the contract.

Forward foreign currency contracts, if any, are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) from forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

(e)	Futures Contracts

The Fund is subject to equity price risk, credit risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into financial futures contracts (“futures contracts”) to gain exposure to, or hedge against changes in, the value of equities, the value of fixed income securities, interest rates or foreign currencies. The Fund may also enter into futures contracts for non-hedging purposes. If the Fund does so, the aggregate initial margin and premiums required to enter into and maintain futures contracts may not exceed 5% of the value of the Fund’s net assets after taking into account unrealized profits and unrealized losses on such futures contracts.

Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value/market value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. Futures contracts involve minimal counterparty credit risk to the Fund because futures contracts are exchange-traded, and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees futures contacts against defaults.

Futures contracts, if any, are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures.”

The Fund is subject to the provisions of FASB ASC, “Derivatives and Hedging” (ASC 815) (formerly known as Statement of Financial Accounting Standards 161). The standard requires enhanced disclosure about an entity’s derivative and hedging activities. The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2009.

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

Fair Values of Derivative Instruments as of December 31, 2009

Derivatives not accounted for as hedging instruments under ASC 815

Statement of Assets & Liabilities Location
Assets:	Asset Derivatives	Fair Value

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$4,251

Total		4,251

Liabilities:	Liability Derivatives

Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	(431)

Total		$(431)

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2009

Realized Gain/(Loss)

Risk Exposure	Futures	Forward Foreign Currency Contracts	Total

Equity contracts	$719	$—	$719

Foreign exchange contracts	—	(16,276)	(16,276)

Total	$719	$(16,276)	$(15,557)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Operations for the Period Ended December 31, 2009

Unrealized Appreciation/(Depreciation)

Risk Exposure	Forward Foreign Currency Contracts

Foreign exchange contracts	$3,820

Total	$3,820

Amounts designated as “—” are zero or have been rounded to zero.

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the period ended December 31, 2009.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for

20 Annual Report 2009

federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(h)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s 2009 taxable year remains subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of American Century Investment Management, Inc., the subadviser for the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

All Assets	0.57%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadviser $13,269 for the period ended December 31, 2009.

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding 0.67% for all share classes until at least April 30, 2010.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

As of December 31, 2009, the cumulative potential reimbursements, listed by the year in which NFA waived or reimbursed fees or expenses to the Fund, are:

Period Ended
2009
Amount (a)	Total

$21,995	$21,995

(a)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive,

22 Annual Report 2009

NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II.

For the period ended December 31, 2009, NFS received $10,530 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the period ended December 31, 2009, the Fund’s portion of such costs amounted to $74.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25% of Class II shares of the Fund.

The Trust and NFD have entered into a written contract waiving 0.08% of these fees for Class II shares of the Fund until at least May 1, 2010. During the period ended December 31, 2009, the waiver of such distribution fees by NFD amounted to $1,056.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the period ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain

2009 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2009

unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

For the period ended December 31, 2009, the Fund had purchases of $6,783,412 and sales of $2,515,031 (excluding short-term securities).

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk. The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities, including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

8. Federal Tax Information

The tax character of distributions paid during the period ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$392,040	$431	$392,471	$—	$392,471

Amounts designated as “ — ” are zero or have been rounded to zero.

24 Annual Report 2009

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$130,825	$—	$130,825	$—	$—	$945,048	$1,075,873

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$7,992,681	$966,734	$(21,692)	$945,042

9. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

2009 Annual Report 25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Century NVIT Multi Cap Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009 and the results of its operations, the changes in its net assets and the financial highlights for the period March 25, 2009 (commencement of operations) through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

26 Annual Report 2009

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 21.19%.

The Fund designates $431, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

2009 Annual Report 27

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

28 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

2009 Annual Report 29

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

30 Annual Report 2009

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2009 Annual Report 31

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

32 Annual Report 2009

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Gartmore NVIT Developing Markets Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

28	Report of Independent Registered Public Accounting Firm

29	Supplemental Information

30	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-DMKT (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Small- and mid-sized company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

2 Annual Report 2009

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Gartmore Global Partners.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Gartmore Global Partners.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

Gartmore NVIT Developing Markets Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the Gartmore NVIT Developing Markets Fund (Class II at NAV) returned 62.23% versus 78.51% for its benchmark, the Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Emerging Markets Funds (consisting of 62 funds as of December 31, 2009) was 73.45% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The most significant contributors to Fund performance were the Fund’s overweight positions in Brazil’s property developer Cyrela, Taiwan’s ODM (original design manufacturer) consumer electronics company Hon Hai Precision Industry Co., Ltd. and Mexico’s mining conglomerate Grupo México S.A.B. de C.V. During the final quarter of the reporting period, a number of the Fund’s investments in China delivered very strong returns, such as Denway Motors Ltd., China Agri-Industries Holdings Ltd. and China Coal Energy Co. Ltd. Other successes for the Fund included India’s iron-ore miner Sesa Goa Ltd., the ASEAN (Association of Southeast Asian Nations) region’s largest coal miner Banpu Public Co. Ltd. and Thailand’s house builder Preuksa Real Estate Plc.

What areas of investment detracted from Fund performance?

The Fund underperformed its benchmark for the reporting period mainly due to its overweight positions in the utilities, telecommunications and consumer staples sectors. This positioning proved to be a drag on Fund performance as emerging markets began to recover. Among the most significant detractors were the Fund’s overweight positions in Telecom Egypt, India’s Sun Pharmaceutical Industries Ltd. and Poland’s bank Powszechna Kasa.

During August 2009, we saw disappointing returns from a number of the Fund’s Asia-Pacific investments. In particular, several Fund positions in Hong Kong and Chinese companies performed poorly; the Shanghai property market underwent a sharp correction.

What is your outlook for the near term?

We believe that, following the global credit crisis of 2008 — 2009, we are entering a more “normalized” world. A shallow yet broad-based recovery appears to be under way in the G7 nations at the same time that the world’s emerging economies have begun to rebound. This powerful combination of international and domestic demand favors cyclical companies. We are focusing increasingly on stocks benefiting from upward earnings revisions and relative value.

We are encouraged that our strategy is currently performing well and considerably better than it was during the first half of the reporting period. Having been surprised by the strength of the turnaround in markets in the spring of 2009, we believe that the Fund is invested appropriately for an improving economic environment. The Fund has overweight positions in the consumer discretionary, energy, information technology, and materials sectors and underweight positions in more defensive areas.

Subadviser:
Gartmore Global Partners

Portfolio Manager:
Christopher Palmer, CFA

2009 Annual Report 5

Fund Performance	Gartmore NVIT Developing Markets Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	5 Yr.	10 Yr.

Class II2	62.23%	11.67%	7.15%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	The Fund’s predecessor, the Montgomery Variable Series: Emerging Markets Fund, commenced operations on February 2, 1996. As of June 23, 2003, the Gartmore NVIT Developing Markets Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Montgomery Variable Series: Emerging Markets Fund. At that time the Gartmore NVIT Developing Markets Fund took on the performance of the Montgomery Variable Series: Emerging Markets Fund.

Expense Ratios

Expense
Ratio*

Class II	1.63%

*	Current effective prospectus. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Gartmore NVIT Developing Markets Fund versus performance of the Morgan Stanley Capital International Emerging Markets Free Index (MSCI Emerging Markets Index)(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/09. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The MSCI Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.
(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	Gartmore NVIT Developing Markets Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
December 31, 2009

			Beginning	Ending	Expenses Paid	Annualized
			Account Value ($)	Account Value ($)	During Period ($)	Expense Ratio (%)
Gartmore NVIT Developing Markets Fund			07/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class II Shares	Actual		1,000.00	1,300.20	8.00	1.39
	Hypothetical	[b]	1,000.00	1,018.25	7.02	1.39

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	Gartmore NVIT Developing Markets Fund
December 31, 2009

Asset Allocation

Common Stocks	92.8%
Preferred Stocks	4.1%
Warrants	0.7%
Participation Notes	2.2%
Repurchase Agreement	0.2%
Corporate Bond ‡	0.0%
Other assets in excess of liabilities ‡	0.0%

100.0%

‡	Rounds to less then 0.01%

Top Industries†

Commercial Banks	16.9%
Oil, Gas & Consumable Fuels	16.8%
Metals & Mining	14.6%
Semiconductors & Semiconductor Equipment	7.0%
Wireless Telecommunication Services	5.0%
Real Estate Management & Development	4.5%
Automobiles	3.9%
Food & Staples Retailing	3.6%
Computers & Peripherals	3.4%
Electronic Equipment, Instruments & Components	2.8%
Other Industries*	21.5%

100.0%

Top Holdings†

Petroleo Brasileiro SA , ADR	4.7%
Samsung Electronics Co., Ltd.	3.8%
Vale SA, Class A	2.7%
POSCO	2.2%
America Movil SAB de CV , ADR	2.2%
China Construction Bank Corp., H Shares	2.0%
Itau Unibanco Holding SA , ADR	1.9%
KazMunaiGas Exploration Production , GDR	1.8%
Hon Hai Precision Industry Co., Ltd.	1.7%
CNOOC Ltd.	1.7%
Other Holdings*	75.3%

100.0%

Top Countries†

Brazil	18.2%
South Korea	10.9%
Taiwan	10.4%
Hong Kong	8.9%
China	8.6%
India	7.6%
Russia	7.5%
Mexico	5.8%
South Africa	4.4%
Thailand	2.6%
Other Countries*	15.1%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

Gartmore NVIT Developing Markets Fund

Common Stocks 92.8%

	Shares	Market Value

BERMUDA 1.9%
Oil, Gas & Consumable Fuels 1.0%
Cnpc Hong Kong Ltd. (a)	1,682,000	$2,218,132

Specialty Retail 0.9%
GOME Electrical Appliances Holdings Ltd.* (a)	5,755,000	2,072,228

		4,290,360

BRAZIL 14.1%
Commercial Banks 2.4%
Banco Santander Brasil SA ADR	82,700	1,152,838
Itau Unibanco Holding SA ADR	189,194	4,321,191

		5,474,029

Diversified Financial Services 0.8%
BM&F Bovespa SA	276,400	1,944,802

Diversified Telecommunication Services 1.1%
Tele Norte Leste Participacoes SA ADR	113,227	2,425,322

Electric Utilities 0.6%
CPFL Energia SA ADR	23,000	1,420,940

Household Durables 1.4%
Cyrela Brazil Realty SA	229,700	3,232,424

Independent Power Producers & Energy Traders 0.5%
MPX Energia SA	82,800	1,070,075

Metals & Mining 1.4%
Cia Siderurgica Nacional SA ADR	100,623	3,212,892

Oil, Gas & Consumable Fuels 4.7%
Petroleo Brasileiro SA ADR	228,784	10,908,421

Transportation Infrastructure 1.2%
Companhia de Concessoes Rodoviarias	118,230	2,708,900

		32,397,805

CAYMAN ISLANDS 0.9%
Internet Software & Services 0.9%
Baidu, Inc. ADR*	5,100	2,097,273

CHILE 1.2%
Metals & Mining 1.2%
Antofagasta PLC (a)	167,941	2,671,537

CHINA 8.6%
Auto Parts & Equipment 0.8%
Weichai Power Co. Ltd., H Shares (a)	236,000	1,892,763

Commercial Banks 3.1%
China Construction Bank Corp., H Shares (a)	5,273,000	4,503,912
China Merchants Bank Co. Ltd., H Shares (a)	1,000,500	2,603,202

		7,107,114

Food Products 0.6%
Want Want China Holdings Ltd. (a)	1,924,000	1,343,595

Independent Power Producers & Energy Traders 0.5%
China Longyuan Power Group Corp., H Shares* (a)(b)	909,000	1,177,078

Insurance 1.7%
China Pacific Insurance Group Co. Ltd., H Shares* (a)	579,600	2,309,908
Ping An Insurance Group Co. of China Ltd., H Shares (a)	175,500	1,526,002

		3,835,910

Marine 0.9%
China Shipping Development Co., Ltd., H Shares (a)	1,403,200	2,086,875

Oil, Gas & Consumable Fuels 1.0%
China Coal Energy Co., H Shares (a)	1,264,200	2,293,983

		19,737,318

COLOMBIA 0.5%
Commercial Banks 0.5%
BanColombia SA ADR	27,342	1,244,334

EGYPT 1.0%
Commercial Banks 0.5%
Commercial International Bank (a)	107,938	1,072,630

Diversified Telecommunication Services 0.5%
Telecom Egypt GDR (a)	79,487	1,271,792

		2,344,422

HONG KONG 8.9%
Automobiles 1.2%
Denway Motors Ltd. (a)	4,425,600	2,795,809

Electronic Equipment, Instruments & Components 1.1%
Kingboard Chemical Holdings Ltd. (a)	661,000	2,604,274

Food Products 1.0%
China Agri-Industries Holdings Ltd. (a)	1,789,000	2,337,343

Oil, Gas & Consumable Fuels 1.7%
CNOOC Ltd. (a)	2,495,300	3,887,533

2009 Annual Report 9

Statement of Investments (Continued)
December 31, 2009

Gartmore NVIT Developing Markets Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Real Estate Management & Development 2.4%
Agile Property Holdings Ltd. (a)	1,522,200	$2,209,637
Sino-Ocean Land Holdings Ltd. (a)	2,414,328	2,216,790
SRE Group Ltd.* (a)	10,716,000	1,134,195

		5,560,622

Wireless Telecommunication Services 1.5%
China Mobile Ltd. (a)	358,700	3,337,527

		20,523,108

HUNGARY 1.0%
Commercial Banks 1.0%
OTP Bank PLC* (a)	81,887	2,346,014

INDIA 4.7%
Automobiles 1.0%
Maruti Suzuki India Ltd. (a)	70,580	2,354,253

Commercial Banks 1.2%
Axis Bank Ltd. (a)	124,519	2,629,537

Construction Materials 0.4%
Grasim Industries Ltd. (a)	16,131	878,936

IT Services 1.0%
Mphasis Ltd. (a)	151,590	2,346,668

Metals & Mining 1.1%
Sesa Goa Ltd. (a)	284,965	2,499,414

		10,708,808

INDONESIA 2.0%
Commercial Banks 1.1%
Bank Central Asia Tbk PT (a)	5,093,900	2,607,399

Oil, Gas & Consumable Fuels 0.9%
Bumi Resources Tbk PT (a)	8,287,900	2,110,213

		4,717,612

KAZAKHSTAN 1.8%
Oil, Gas & Consumable Fuels 1.8%
KazMunaiGas Exploration Production GDR (a)	167,300	4,142,177

MALAYSIA 0.7%
Wireless Telecommunication Services 0.7%
Axiata Group Berhad* (a)	1,856,000	1,650,334

MEXICO 5.8%
Food & Staples Retailing 1.0%
Wal-Mart de Mexico SAB de CV	504,468	2,248,164

Metals & Mining 1.6%
Grupo Mexico SAB de CV, Series B*	1,198,664	2,735,981
Industrias CH SAB de CV, Series B	251,001	881,631

		3,617,612

Real Estate 1.0%
Urbi Desarrolloas Urbanos, SA de CV*	1,082,527	2,441,106

Wireless Telecommunication Services 2.2%
America Movil SAB de CV ADR, Series L	107,009	5,027,283

		13,334,165

MOROCCO 0.4%
Real Estate Management & Development 0.4%
Compagnie Generale Immobiliere (a)	4,385	905,987

PHILIPPINES 0.7%
Real Estate Management & Development 0.7%
Megaworld Corp. (a)	49,107,300	1,563,557

POLAND 1.2%
Metals & Mining 1.2%
KGHM Polska Miedz SA (a)	73,598	2,713,056

RUSSIA 7.5%
Automobiles 0.5%
Sollers* (a)	80,933	1,132,824

Commercial Banks 0.9%
Sberbank of Russian Federation (a)	727,632	2,001,492

Metals & Mining 1.8%
JSC MMC Norilsk Nickel ADR* (a)	168,200	2,386,307
Magnitogorsk Iron & Steel Works GDR* (a)	153,900	1,729,967

		4,116,274

Oil, Gas & Consumable Fuels 3.6%
Gazprom OAO ADR (a)	93,315	2,356,402
NovaTek OAO GDR (a)	25,300	1,652,627
Rosneft Oil Co. GDR (a)	385,783	3,292,645
Tatneft GDR (a)	38,000	1,097,993

		8,399,667

Wireless Communications 0.7%
Vimpel-Communications ADR	88,778	1,650,383

		17,300,640

SOUTH AFRICA 4.4%
Capital Markets 0.6%
Investec Ltd. (a)	172,388	1,238,111

Commercial Banks 1.1%
Standard Bank Group Ltd. (a)	181,021	2,486,348

Food & Staples Retailing 1.2%
Shoprite Holdings Ltd. (a)	311,600	2,739,597

Metals & Mining 0.9%
Kumba Iron Ore Ltd. (a)	51,368	2,110,705

10 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Wireless Telecommunication Services 0.6%
MTN Group Ltd. (a)	90,548	$1,441,193

		10,015,954

SOUTH KOREA 10.9%
Automobiles 1.2%
Hyundai Motor Co.* (a)	26,526	2,745,750

Commercial Banks 1.3%
KB Financial Group, Inc. ADR	59,452	3,023,134

Construction & Engineering 0.9%
Daelim Industrial Co., Ltd.* (a)	30,061	2,135,904

Industrial Conglomerates 1.0%
LG Corp.* (a)	37,395	2,335,790

Metals & Mining 2.2%
POSCO (a)	9,636	5,081,752

Oil, Gas & Consumable Fuels 0.5%
SK Energy Co., Ltd.* (a)	11,684	1,173,879

Semiconductors & Semiconductor Equipment 3.8%
Samsung Electronics Co., Ltd. (a)	12,558	8,611,397

		25,107,606

TAIWAN 10.4%
Chemicals 0.7%
TSRC Corp. (a)	1,348,000	1,668,103

Commercial Banks 0.9%
Chinatrust Financial Holding Co., Ltd. (a)	3,168,405	1,969,683

Computers & Peripherals 3.4%
Compal Electronics, Inc. (a)	2,135,000	2,949,091
Lite-On Technology Corp. (a)	1,631,300	2,450,886
Wistron Corp. (a)	1,249,900	2,420,384

		7,820,361

Electronic Equipment, Instruments & Components 1.7%
Hon Hai Precision Industry Co., Ltd. (a)	844,925	3,951,423

Metals & Mining 0.5%
China Steel Corp. (a)	1,085,399	1,119,179

Semiconductors & Semiconductor Equipment 3.2%
MediaTek, Inc. (a)	134,000	2,328,191
Powertech Technology, Inc. (a)	608,000	2,059,746
Taiwan Semiconductor Manufacturing Co., Ltd. (a)	1,455,909	2,934,348

		7,322,285

		23,851,034

THAILAND 2.6%
Oil, Gas & Consumable Fuels 1.6%
Banpu PCL NVDR (a)	213,615	3,692,325

Real Estate Management & Development 1.0%
Preuksa Real Estate PCL (a)	4,188,300	2,238,913

		5,931,238

TURKEY 1.6%
Commercial Banks 1.6%
Turkiye Garanti Bankasi AS (a)	866,616	3,691,705

Total Common Stocks (cost $180,287,501)		213,286,044

Preferred Stocks 4.1%

BRAZIL 4.1%
Food & Staples Retailing 1.4%
Companhia Brasileira de Distribuicao Grupo Poa de Acucar	44,137	3,315,572

Metals & Mining 2.7%
Vale SA , Class A	252,928	6,130,707

Total Preferred Stocks (cost $6,230,842)		9,446,279

Corporate Bond 0.0%

	Principal Amount	Market Value

BRAZIL 0.0%
Metals & Mining 0.0%
Vale SA, 0.00%, 12/31/49 (a)(c)	$20,000	$—

Total Corporate Bond (cost $—)		—

Participation Notes 2.2%

INDIA 2.2%
Commercial Banks 1.3%
Axis Bank Ltd.* (a)	36,668	779,456
Bank of India* (a)	271,394	2,244,461

		3,023,917

Electric Utilities 0.9%
Tata Power., Ltd* (a)	65,989	1,958,966

		4,982,883

NETHERLANDS 0.0%
Diversified Financial Services 0.0%
JP Morgan Structured Products BV* (a)	$2,800	83,122

Total Participation Notes (cost $4,127,100)		5,066,005

2009 Annual Report 11

Statement of Investments (Continued)
December 31, 2009

Gartmore NVIT Developing Markets Fund (Continued)

Warrants 0.7%

	Number of Warrants	Market Value

IRELAND 0.7%
Construction Materials 0.7%
Grasim Industries Limited, expiring 10/22/12* (a)	28,928	$1,538,589

Total Warrants (cost $1,261,519)		1,538,589

Repurchase Agreement 0.2%

	Principal Amount	Market Value

Morgan Stanley, Morgan Stanley, 0.01%, dated 12/31/09, due 1/04/10, repurchase price $402,064, collateralized by U.S. Government Agency Mortgages 0.38% - 7.38%, maturing 12/17/10 - 11/20/39; total market value of $410,154 (d)	$402,064	402,064

Total Repurchase Agreement (cost $402,064)		402,064

Total Investments (cost $192,309,026) (e) — 100.0%		229,738,981

Other assets in excess of liabilities — 0.0%		86,302

NET ASSETS — 100.0%		$229,825,283

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	The security or a portion of this security is on loan at December 31, 2009. The total value of securities on loan at December 31, 2009 was $381,398.

(c)	Variable Rate Security. The rate reflected in the rate in effect on December 31, 2009. The maturity date represents the actual maturity date.

(d)	The security was purchased with cash collateral held from securities on loan (See Note 2). The total value of this security as of December 31, 2009 was $402,064.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AG	Stock Corporation

AS	Stock Corporation

GDR	Global Depositary Receipt

Ltd.	Limited

NVDR	Non Voting Depository Receipt

PCL	Public Company Limited

PLC	Public Limited Company

PT	Limited Liability Company

SA	Stock Company

SA de CV	Public Traded Company with Variable Capital

Amounts designated as “—” are zero or have been rounded to zero.
The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statement of Assets and Liabilities
December 31, 2009

Gartmore NVIT
Developing
Markets Fund

Assets:
Investments, at value* (cost $191,906,962)	$229,336,917
Repurchase agreements, at value and cost	402,064

Total Investments	229,738,981

Foreign currencies, at value (cost $336,738)	335,568
Interest and dividends receivable	265,963
Security lending income receivable	136
Receivable for investments sold	5,826,345
Receivable for capital shares issued	513,824
Reclaims receivable	3,924
Prepaid expenses and other assets	239

Total Assets	236,684,980

Liabilities:
Payable for investments purchased	2,065,343
Payable for capital shares redeemed	22,923
Cash overdraft	3,476,046
Payable upon return of securities loaned (Note 2)	402,064
Accrued expenses and other payables:
Investment advisory fees	185,703
Fund administration fees	8,367
Distribution fees	48,869
Administrative services fees	257,669
Accounting and transfer agent fees	4,762
Trustee fees	2,070
Deferred capital gain country tax	294,680
Custodian fees	49,341
Compliance program costs (Note 3)	1,630
Professional fees	14,847
Printing fees	14,983
Other	10,400

Total Liabilities	6,859,697

Net Assets	$229,825,283

Represented by:
Capital	$270,421,538
Accumulated net investment loss	(238,960)
Accumulated net realized losses from investment	(77,494,228)
Net unrealized appreciation/(depreciation) from investments†	37,135,275
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	1,658

Net Assets	$229,825,283

Net Assets:
Class II Shares	$229,825,283

Total	$229,825,283

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	38,239,605

Total	38,239,605

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$6.01

*	Includes value of securities on loan of $381,398 (Note 2).

†	Net of $(294,680) of deferred capital gain country tax.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Statement of Operations
For the Year Ended December 31, 2009

Gartmore NVIT Developing Markets Fund

INVESTMENT INCOME:
Interest income	$16,649
Dividend income	3,571,329
Income from securities lending (Note 2)	47,985
Foreign tax withholding	(252,579)

Total Income	3,383,384

Expenses:
Investment advisory fees	1,483,603
Fund administration fees	70,088
Distribution fees Class II Shares	400,242
Administrative services fees Class II Shares	400,348
Professional fees	24,395
Printing fees	39,269
Trustee fees	5,356
Custodian fees	49,922
Accounting and transfer agent fees	17,305
Compliance program costs (Note 3)	5,810
Other	13,332

Total expenses before earnings credit and reimbursed expenses	2,509,670
Earnings credit (Note 4)	(448)
Expenses reimbursed by adviser (Note 3)	(50,322)

Net Expenses	2,458,900

NET INVESTMENT INCOME	924,484

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(42,084,652)
Net realized losses from foreign currency transactions (Note 2)	(222,305)

Net realized losses from investments and foreign currency transactions	(42,306,957)

Net change in unrealized appreciation/(depreciation) from investments*	114,278,189
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(4,483)

Net change in unrealized appreciation/(depreciation) from investments and foreign currency translations	114,273,706

Net realized/unrealized gains from investments, forward foreign currency contracts and foreign currency translations	71,966,749

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$72,891,233

*	Net of increase in deferred capital gain country tax accrual on unrealized appreciation of $294,680.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Statements of Changes in Net Assets

	Gartmore NVIT Developing Markets Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$924,484	$2,636,861
Net realized losses from investment and foreign currency transactions	(42,306,957)	(26,856,058)
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	114,273,706	(189,321,629)

Change in net assets resulting from operations	72,891,233	(213,540,826)

Distributions to Shareholders From:
Net investment income:
Class II	(1,155,701)	(1,912,243)
Net realized gains:
Class II	–	(105,206,478)
Return of capital:
Class II	(655,820)	–

Change in net assets from shareholder distributions	(1,811,521)	(107,118,721)

Change in net assets from capital transactions	49,629,480	(114,058,983)

Change in net assets	120,709,192	(434,718,530)

Net Assets:
Beginning of year	109,116,091	543,834,621

End of year	$229,825,283	$109,116,091

Accumulated undistributed net investment income (loss) at end of year	$(183,562)	$307,660

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$113,032,836	$90,730,255
Dividends reinvested	1,811,521	107,118,721
Cost of shares redeemed	(65,214,877)	(311,907,959)

Change in net assets from capital transactions:	$49,629,480	$(114,058,983)

SHARE TRANSACTIONS:
Class II Shares
Issued	23,184,889	7,401,489
Reinvested	390,624	18,252,508
Redeemed	(14,407,350)	(24,709,234)
Total change in shares	9,168,163	944,763

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Gartmore NVIT Developing Markets Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net											Ratio of
			Realized										Ratio of Net	Expenses
	Net		and										Investment	(Prior to
	Asset		Unrealized									Ratio of	Income	Reimbursements)
	Value,	Net	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	to Average	to Average
	Beginning	Investment	(Losses) from	from	Investment	Realized	Return of	Total	Value, End	Total	at End of	to Average	Net	Net		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Capital	Distributions	of Period	Return	Period	Net Assets	Assets	Assets (a)		Turnover
Class II Shares
Year Ended December 31, 2009 (b)	$3.75	0.03	2.29	2.32	(0.04)	–	(0.02)	(0.06)	$6.01	62.23%	$229,825,283	1.53%	0.58%	1.56%		124.25%
Year Ended December 31, 2008	$19.34	0.11	(8.85)	(8.74)	(0.10)	(6.75)	–	(6.85)	$3.75	(57.86%)	$109,116,091	1.62%	0.89%	1.85%		67.43%
Year Ended December 31, 2007	$15.68	0.09	6.17	6.26	(0.08)	(2.52)	–	(2.60)	$19.34	43.51%	$543,834,621	1.56%	0.50%	1.56%		98.49%
Year Ended December 31, 2006	$13.04	0.08	3.96	4.04	(0.08)	(1.32)	–	(1.40)	$15.68	34.57%	$364,233,390	1.65%	0.57%	1	.65%(c)	133.28%
Year Ended December 31, 2005	$11.83	0.07	3.17	3.24	(0.07)	(1.96)	–	(2.03)	$13.04	31.52%	$313,051,603	1.77%	0.49%	1	.77%(c)	157.77%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Per share calculations were performed using average shares method.
(c)	There were no fee reductions during the period.

The accompanying notes are an integral part of these financial statements.

16 Annual Report 2009

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Gartmore NVIT Developing Markets Fund (the “Fund”), a series of the Trust.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Investments held by money market funds are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. A money market fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the

2009 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2009

following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

18 Annual Report 2009

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$53,747,094	$159,538,950	$—	$213,286,044

Corporate Bond	—	—	—	—

Repurchase Agreement	—	402,064	—	402,064

Participation Notes	—	5,066,005	—	5,066,005

Preferred Stocks	9,446,279	—	—	9,446,279

Warrants	—	1,538,589	—	1,538,589

Total	$63,193,373	$166,545,608	$—	$229,738,981

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund translates foreign currency transactions into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. The fluctuations are included in the net realized and unrealized gain and loss shown on the Statement of Operations.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the Fund enters into a forward foreign currency contract, it is exposed to risks from unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contract may be unable to meet their obligations under the contract.

Forward foreign currency contracts, if any, are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) from forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

The Fund is subject to the provisions of FASB ASC, “Derivatives and Hedging” (ASC 815) (formerly known as Statement of Financial Accounting Standards 161). The standard requires enhanced disclosure about an entity’s derivative and hedging activities.

(d)	Equity-Linked Notes

Equity-linked notes are synthetic equity instruments that allow investors to gain equity exposure to the underlying shares without ownership of the underlying shares. This is a more cost efficient way of gaining

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

exposure to local markets where custody and settlement costs are high, such as India, Egypt, and the United Arab Emirates. Equity-linked notes are priced at parity, which is the value of the underlying security, then adjusted by the appropriate foreign exchange rate.

The level and type of risk involved in the purchase of an equity-linked note by the Fund is similar to the risk involved in the purchase of the underlying security or other emerging market securities. Such notes therefore may be considered to have speculative elements. However, equity-linked notes are also dependent on the individual credit of the issuer of the note, which may be a trust or other special purpose vehicle of finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction.

(e)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(f)	Cash Overdraft

As of December 31, 2009, the Fund at had an overdrawn balance of $3,476,046 with its custodian bank, JPMorgan Chase Bank, N.A. To offset the overdraft, JPMorgan Chase Bank, N.A. advanced an amount equal to the over-draft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan Chase Bank, N.A. under the custody agreement. This advance is separate from, and was not made pursuant to, the Credit Agreement discussed in Note 4.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(h)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that (1) the borrower deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter the borrower mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would

20 Annual Report 2009

have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2009, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral

$381,398	$402,064

(i)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(j)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(k)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of that class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of Gartmore Global Partners the subadviser for the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Fee Rate Effective December 1, 2008

Up to $500 million	0.95%

$500 million up to $2 billion	0.90%

$2 billion and more	0.85%

Aggregate management fees paid by the Fund for the twelve months ended December 31, 2009, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, were 0.89%.

Prior to December 1, 2008, the Fund paid a performance-based management fee to NFA. This performance-based fee varied depending on the Fund’s performance relative to its benchmark. This fee was intended to reward or penalize NFA (and the subadviser) for outperforming or underperforming, respectively, the Fund’s benchmark. The Fund’s benchmark for determining these performance-based fees was the MSCI Emerging Markets Index. The performance-based management fee was comprised of two components: a base fee and a performance adjustment.

The base fee was an annual fee that was calculated and accrued daily based on the following fee schedule:

Base Fee
(Through
Fee Schedule	November 30, 2008)

Up to $500 million	1.05%

$500 million up to $2 billion	1.00%

$2 billion and more	0.95%

The base fee rate was applied to the Fund’s average net assets over that quarter.

22 Annual Report 2009

Second, a performance adjustment percentage was applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount was then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly subperiod, and that total fee was paid at the end of that most recently completed quarter.

The performance fee applied to all of the Fund’s share classes equally, and was calculated based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to the Fund’s base fee (as such base fee was adjusted by any applicable base fee breakpoints). NFA paid/(charged) the entire performance component of the fee to the subadviser.

Out or Underperformance	Change in Fees

+/-1 percentage point	+/-0.02%

+/-2 percentage points	+/-0.04%

+/-3 percentage points	+/-0.06%

+/-4 percentage points	+/-0.08%

+/-5 percentage points	+/-0.10%

These performance-based advisory fees were paid quarterly. Under this performance-based fee arrangement, NFA (and the subadviser) could receive a performance fee increase even if the Fund experienced negative performance, so long as the Fund’s performance exceeded that of its benchmark by more than the relevant percentage shown above.

At a meeting of the Board of Trustees held in-person on September 18, 2008, the Board of Trustees voted unanimously to eliminate the performance-based management fee and to implement an asset-based management fee equal to the lowest possible management fee at each breakpoint under the previous performance-based fee structure, to take effect December 1, 2008. In eliminating the performance-based fee structure, NFA (and the subadviser, as applicable) were subject to a six-month transition period. If during this transition period the Fund’s assets had declined and the Fund underperformed its benchmark, the new management fee could have been higher than the amount NFA would have been entitled to collect under the previous performance-based fee structure. If this had occurred during the transition period, NFA would have reimbursed the Fund by the amount of the difference between the new management fee and the amount it would have been entitled to collect under the previous fee structure. Under no circumstances, during this transition period, would the management fee under the new fee structure to exceed what NFA would have received under the old structure assuming maximum penalty for underperformance. The six-month transition period expired May 31, 2009.

NFA pays the subadviser a subadvisory fee from the management fee it receives. NFA paid the subadviser $787,438 for the year ended December 31, 2009.

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative servicing fees and certain other expenses) from exceeding 1.20% (1.40% until April 30, 2009) for all share classes of the Fund until April 30, 2010.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

2009 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2009

As of December 31, 2009, the cumulative potential reimbursements, listed by the year in which NFA waived or reimbursed fees or expenses to the Fund, are:

Fiscal Year
2009 Amount	Total

$50,322	$50,322

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Funds (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2009, NFS received $400,348 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $5,810.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of

24 Annual Report 2009

NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25% of Class II shares of the Fund.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $243,049,520 and sales of $192,055,281 (excluding short-term securities).

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies.  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk. The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities, including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

2009 Annual Report 25

Notes to Financial Statements (Continued)
December 31, 2009

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from

	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$1,155,701	$—	$1,155,701	$655,820	$1,811,521

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from

	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$35,668,086	$71,450,635	$107,118,721	$—	$107,118,721

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized	Total
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Accumulated
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	Earnings (Deficit)

$—	$—	$—	$—	$(67,819,516)	$27,223,261	$(40,596,255)

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to wash sales and adjustments for passive foreign investment companies.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$202,223,372	$32,224,345	$(4,708,736)	$27,515,609

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contributions:

Amount	Expires

$7,782,421	2016

$51,680,027	2017

26 Annual Report 2009

As of December 31, 2009, the Fund has additional capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger Fund.

Acquired Fund	Amount	Expires

Montgomery Emerging Markets Fund	$6,331,844	2010

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2009, the Fund deferred to January 1, 2010 post-October capital losses of $1,990,268, post-October passive foreign investment company losses in the amount of $16,620, and post-October currency losses in the amount of $56,036.

9. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

2009 Annual Report 27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore NVIT Developing Markets Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

28 Annual Report 2009

Supplemental Information
(Unaudited)

Other Federal Tax Information

The Fund has derived net income from sources within foreign countries. As of December 31, 2009, the foreign source income for the Fund was $3,605,774 or $0.09 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2009, the foreign tax credit for the Fund was $345,644 or $0.01 per outstanding share.

2009 Annual Report 29

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

30 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

2009 Annual Report 31

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

32 Annual Report 2009

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2009 Annual Report 33

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

34 Annual Report 2009

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Gartmore NVIT Emerging Markets Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

13	Statement of Assets and Liabilities

15	Statement of Operations

16	Statements of Changes in Net Assets

18	Financial Highlights

19	Notes to Financial Statements

29	Report of Independent Registered Public Accounting Firm

30	Supplemental Information

31	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-EM (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with

2 Annual Report 2009

higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Gartmore Global Partners.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Gartmore Global Partners.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

Gartmore NVIT Emerging Markets Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the Gartmore NVIT Emerging Markets Fund (Class I at NAV) returned 63.31% versus 78.51% for its benchmark, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Emerging Markets Funds (consisting of 62 funds as of December 31, 2009) was 73.45% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s performance benefited from positions in Brazil’s property developer Cyrela, Taiwan’s ODM (original design manufacturer) consumer electronics company Hon Hai Precision Industry Co., Ltd. and Mexico’s mining conglomerate Grupo México S.A.B. de C.V. During the final quarter of the reporting period, a number of the Fund’s investments in China delivered very strong returns, such as Denway Motors Ltd., China Agri-Industries Holdings Ltd. and China Coal Energy Co. Ltd. Other successes for the Fund included India’s iron-ore miner Sesa Goa Ltd., the ASEAN (Association of Southeast Asian Nations) region’s largest coal miner Banpu Public Co. Ltd. and Thailand’s house builder Preuksa Real Estate Plc.

What areas of investment detracted from Fund performance?

The Fund underperformed its benchmark for the reporting period in part due to the negative impact of the Fund’s overweight positions in the utilities, telecommunications and consumer staples sectors. This positioning proved to be a drag on Fund performance as emerging markets began to recover. Among the most significant detractors were the Fund’s overweight positions in Telecom Egypt, India’s Sun Pharmaceutical Industries Ltd. and Poland’s bank Powszechna Kasa.

During August 2009, we saw disappointing returns from a number of the Fund’s Asia-Pacific investments. In particular, several Fund positions in Hong Kong and Chinese companies performed poorly; the Shanghai property market underwent a sharp correction.

What is your outlook for the near term?

We believe that, following the global credit crisis of 2008 – 2009, we are entering a more “normalized” world. A shallow yet broad-based recovery appears to be under way in the G7 nations at the same time that the world’s emerging economies have begun to rebound. This powerful combination of international and domestic demand favors cyclical companies. We are focusing increasingly on stocks benefiting from upward earnings revisions and relative value.

We are encouraged that our strategy is currently performing well and considerably better than it was during the first half of the reporting period. Having been surprised by the strength of the turnaround in markets in the spring of 2009, we believe that the Fund is invested appropriately for an improving economic environment. The Fund has overweight positions in the consumer discretionary, energy, information technology, and materials sectors and underweight positions in more defensive areas.

Subadviser:
Gartmore Global Partners

Portfolio Manager:
Christopher Palmer, CFA

2009 Annual Report 5

Fund Performance	Gartmore NVIT Emerging Markets Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	5 Yr.	Inception[4]

Class I2	63.31%	12.74%	8.79%

Class II3	63.09%	12.44%	8.51%

Class III[3]	63.48%	12.71%	8.78%

Class VI3	63.09%	12.58%	8.60%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[3]	These returns until the creation of Class II shares (March 4, 2002), Class III shares (May 2, 2002) and Class VI shares (April 28, 2004) are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class II, Class III and Class VI shares would have produced because all classes of shares invest in the same portfolio of securities. Class II and Class VI shares’ annual returns have been restated to reflect the additional fees applicable to Class II and Class VI shares and therefore are lower than those of Class I. For Class III and Class VI shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III and Class VI shares would have been lower.

[4]	Fund commenced operations on August 30, 2000.

Expense Ratios

Expense
Ratio*

Class I	1.23%

Class II	1.49%

Class III	1.24%

Class VI	1.48%

*	Current effective prospectus. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Gartmore NVIT Emerging Markets Fund versus performance of the Morgan Stanley Capital International Emerging Markets Free Index (MSCI Emerging Markets Index)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The MSCI Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	Gartmore NVIT Emerging Markets Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
December 31, 2009

			Beginning	Ending	Expenses Paid	Annualized
			Account Value ($)	Account Value ($)	During Period ($)	Expense Ratio (%)
Gartmore NVIT Emerging Markets Fund			07/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class I Shares	Actual		1,000.00	1,302.90	7.31	1.26
	Hypothetical	[b]	1,000.00	1,018.85	6.41	1.26

Class II Shares	Actual		1,000.00	1,301.50	8.76	1.52
	Hypothetical	[b]	1,000.00	1,017.59	7.68	1.52

Class III Shares	Actual		1,000.00	1,303.60	7.37	1.27
	Hypothetical	[b]	1,000.00	1,018.80	6.46	1.27

Class VI Shares	Actual		1,000.00	1,301.70	8.76	1.51
	Hypothetical	[b]	1,000.00	1,017.59	7.68	1.51

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	Gartmore NVIT Emerging Markets Fund
December 31, 2009

Asset Allocation

Common Stocks	92.6%
Preferred Stocks	4.0%
Participation Notes	2.3%
Mutual Fund	0.9%
Warrant	0.7%
Repurchase Agreement	0.1%
Liabilities in excess of other assets	(0	.6)%

	100.0%

Top Industries†

Oil, Gas & Consumable Fuels	16.9%
Commercial Banks	16.6%
Metals & Mining	14.4%
Semiconductors & Semiconductor Equipment	6.8%
Wireless Telecommunication Services	5.0%
Real Estate Management & Development	4.4%
Automobiles	3.9%
Food & Staples Retailing	3.6%
Computers & Peripherals	3.4%
Electronic Equipment, Instruments & Components	2.8%
Other Industries*	22.2%

100.0%

Top Holdings†

Petroleo Brasileiro SA, ADR	4.8%
Samsung Electronics Co., Ltd.	3.7%
Vale SA, Class A	2.6%
POSCO	2.2%
America Movil SAB de CV, ADR	2.2%
China Construction Bank Corp., H Shares	1.9%
Itau Unibanco Holding SA, ADR	1.9%
KazMunaiGas Exploration Production, GDR	1.8%
Hon Hai Precision Industry Co., Ltd.	1.7%
CNOOC Ltd.	1.7%
Other Holdings*	75.5%

100.0%

Top Countries†

Brazil	18.0%
Hong Kong	11.5%
South Korea	10.8%
Taiwan	10.3%
China	8.6%
India	7.6%
Russia	7.5%
Mexico	5.8%
South Africa	4.3%
Thailand	2.6%
Other Countries*	13.0%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

Gartmore NVIT Emerging Markets Fund

Common Stocks 92.6%

	Shares	Market Value

BRAZIL 14.1%
Commercial Banks 2.3%
Banco Santander Brasil SA ADR	81,900	$1,135,085
Itau Unibanco Holding SA ADR	197,789	4,517,501

		5,652,586

Diversified Financial Services 0.8%
BM&F Bovespa SA	282,900	1,990,537

Diversified Telecommunication Services 1.1%
Tele Norte Leste Participacoes SA ADR	120,532	2,581,795

Electric Utilities 0.6%
CPFL Energia SA ADR	23,900	1,476,542

Household Durables 1.4%
Cyrela Brazil Realty SA	237,000	3,335,152

Independent Power Producers & Energy Traders 0.5%
MPX Energia SA	86,200	1,114,015

Metals & Mining 1.4%
Cia Siderurgica Nacional SA ADR	104,253	3,328,798

Oil, Gas & Consumable Fuels 4.8%
Petroleo Brasileiro SA ADR	243,954	11,631,727

Transportation Infrastructure 1.2%
Companhia de Concessoes Rodoviarias	122,067	2,796,814

		33,907,966

CHILE 1.2%
Metals & Mining 1.2%
Antofagasta PLC (a)	180,124	2,865,339

CHINA 8.6%
Commercial Banks 3.1%
China Construction Bank Corp., H Shares (a)	5,503,000	4,700,366
China Merchants Bank Co. Ltd., H Shares (a)	1,042,500	2,712,482

		7,412,848

Food Products 0.6%
Want Want China Holdings Ltd. (a)	2,012,000	1,405,048

Independent Power Producers & Energy Traders 0.5%
China Longyuan Power Group Corp., H Shares* (a)	950,700	1,231,076

Insurance 1.6%
China Pacific Insurance Group Co. Ltd., H Shares* (a)	596,400	2,376,862
Ping An Insurance Group Co. of China Ltd., H Shares (a)	180,000	1,565,130

		3,941,992

Internet Software & Services 0.9%
Baidu, Inc. ADR*	5,300	2,179,519

Marine 0.9%
China Shipping Development Co., Ltd., H Shares (a)	1,467,200	2,182,057

Oil, Gas & Consumable Fuels 1.0%
China Coal Energy Co., H Shares (a)	1,321,200	2,397,414

		20,749,954

COLOMBIA 0.5%
Commercial Banks 0.5%
BanColombia SA ADR	27,789	1,264,677

EGYPT 1.0%
Commercial Banks 0.4%
Commercial International Bank (a)	112,670	1,119,654

Diversified Telecommunication Services 0.6%
Telecom Egypt GDR (a)	87,319	1,397,104

		2,516,758

HONG KONG 11.6%
Auto Parts & Equipment 0.8%
Weichai Power Co., Ltd., H Shares (a)	240,000	1,924,844

Automobiles 1.2%
Denway Motors Ltd. (a)	4,627,100	2,923,103

Electronic Equipment, Instruments & Components 1.1%
Kingboard Chemical Holdings Ltd. (a)	693,000	2,730,351

Food Products 1.0%
China Agri-Industries Holdings Ltd. (a)	1,871,000	2,444,477

Oil, Gas & Consumable Fuels 2.7%
CNOOC Ltd. (a)	2,609,300	4,065,138
Cnpc Hong Kong Ltd. (a)	1,770,000	2,334,182

		6,399,320

Real Estate Management & Development 2.4%
Agile Property Holdings Ltd. (a)	1,592,100	2,311,103
Sino-Ocean Land Holdings Ltd. (a)	2,518,431	2,312,375
SRE Group Ltd.* (a)	11,206,000	1,186,058

		5,809,537

Specialty Retail 0.9%
GOME Electrical Appliances Holdings Ltd.* (a)	6,017,000	2,166,568

Wireless Telecommunication Services 1.5%
China Mobile Ltd. (a)	378,400	3,520,826

		27,919,025

HUNGARY 1.0%
Commercial Banks 1.0%
OTP Bank PLC* (a)	85,518	2,450,040

2009 Annual Report 9

Statement of Investments (Continued)
December 31, 2009

Gartmore NVIT Emerging Markets Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

INDIA 4.7%
Automobiles 1.0%
Maruti Suzuki India Ltd. (a)	74,116	$2,472,199

Commercial Banks 1.2%
Axis Bank Ltd. (a)	130,216	2,749,844

Construction Materials 0.4%
Grasim Industries Ltd. (a)	16,785	914,571

IT Services 1.0%
Mphasis Ltd. (a)	158,432	2,452,584

Metals & Mining 1.1%
Sesa Goa Ltd. (a)	297,764	2,611,674

		11,200,872

INDONESIA 2.0%
Commercial Banks 1.1%
Bank Central Asia Tbk PT (a)	5,241,600	2,683,002

Oil, Gas & Consumable Fuels 0.9%
Bumi Resources Tbk PT (a)	8,669,700	2,207,424

		4,890,426

KAZAKHSTAN 1.8%
Oil, Gas & Consumable Fuels 1.8%
KazMunaiGas Exploration Production GDR (a)	174,900	4,330,345

MALAYSIA 0.7%
Wireless Telecommunication Services 0.7%
Axiata Group Berhad* (a)	2,005,600	1,783,356

MEXICO 5.8%
Food & Staples Retailing 1.0%
Wal-Mart de Mexico SAB de CV (b)	527,109	2,349,064

Metals & Mining 1.6%
Grupo Mexico SAB de CV, Series B	1,252,403	2,858,642
Industrias CH SAB de CV, Series B*	272,300	956,443

		3,815,085

Real Estate 1.0%
Urbi Desarrolloas Urbanos, SA de CV*	1,127,795	2,543,185

Wireless Telecommunication Services 2.2%
America Movil SAB de CV ADR, Series L	111,972	5,260,445

		13,967,779

MOROCCO 0.4%
Real Estate Management & Development 0.4%
Compagnie Generale Immobiliere (a)	4,089	844,831

PHILIPPINES 0.7%
Real Estate Management & Development 0.7%
Megaworld Corp. (a)	50,499,200	1,607,875

POLAND 1.2%
Metals & Mining 1.2%
KGHM Polska Miedz SA (a)	76,711	2,827,811

RUSSIA 7.6%
Automobiles 0.5%
Sollers* (a)	91,306	1,278,016

Commercial Banks 0.9%
Sberbank of Russian Federation (a)	760,600	2,092,176

Metals & Mining 1.8%
JSC MMC Norilsk Nickel ADR* (a)	176,350	2,501,933
Magnitogorsk Iron & Steel Works GDR* (a)	160,000	1,798,536

		4,300,469

Oil, Gas & Consumable Fuels 3.7%
Gazprom OAO ADR (a)	97,546	2,463,245
NovaTek OAO GDR (a)	26,400	1,724,480
Rosneft Oil Co. GDR (a)	403,190	3,441,213
Tatneft GDR (a)	40,000	1,155,782

		8,784,720

Wireless Communications 0.7%
Vimpel-Communications ADR	92,635	1,722,085

		18,177,466

SOUTH AFRICA 4.3%
Capital Markets 0.5%
Investec Ltd. (a)	180,167	1,293,981

Commercial Banks 1.1%
Standard Bank Group Ltd. (a)	188,633	2,590,899

Food & Staples Retailing 1.2%
Shoprite Holdings Ltd. (a)	325,700	2,863,565

Metals & Mining 0.9%
Kumba Iron Ore Ltd. (a)	53,819	2,211,416

Wireless Telecommunication Services 0.6%
MTN Group Ltd. (a)	94,661	1,506,657

		10,466,518

SOUTH KOREA 10.9%
Automobiles 1.2%
Hyundai Motor Co.* (a)	27,693	2,866,548

Commercial Banks 1.3%
KB Financial Group, Inc. ADR	62,054	3,155,446

Construction & Engineering 0.9%
Daelim Industrial Co., Ltd.* (a)	31,444	2,234,169

Industrial Conglomerates 1.0%
LG Corp.* (a)	38,504	2,405,061

Metals & Mining 2.3%
POSCO (a)	10,248	5,404,503

10 Annual Report 2009

Statement of Investments (Continued)
December 31, 2009

Gartmore NVIT Emerging Markets Fund (Continued)

Common Stocks (continued)

SOUTH KOREA (continued)
Metals & Mining (continued)
Oil, Gas & Consumable Fuels 0.5%
SK Energy Co., Ltd.* (a)	12,113	$1,216,980

Semiconductors & Semiconductor Equipment 3.7%
Samsung Electronics Co., Ltd. (a)	13,014	8,924,090

		26,206,797

TAIWAN 10.3%
Chemicals 0.7%
TSRC Corp. (a)	1,400,000	1,732,451

Commercial Banks 0.8%
Chinatrust Financial Holding Co., Ltd. (a)	3,309,369	2,057,315

Computers & Peripherals 3.4%
Compal Electronics, Inc. (a)	2,228,000	3,077,553
Lite-On Technology Corp. (a)	1,708,300	2,566,571
Wistron Corp. (a)	1,309,600	2,535,991

		8,180,115

Electronic Equipment, Instruments & Components 1.7%
Hon Hai Precision Industry Co., Ltd. (a)	881,500	4,122,472

Metals & Mining 0.5%
China Steel Corp. (a)	1,135,182	1,170,511

Semiconductors & Semiconductor Equipment 3.2%
MediaTek, Inc. (a)	139,000	2,415,064
Powertech Technology, Inc. (a)	637,000	2,157,991
Taiwan Semiconductor Manufacturing Co., Ltd. (a)	1,522,465	3,068,489

		7,641,544

		24,904,408

THAILAND 2.6%
Oil, Gas & Consumable Fuels 1.6%
Banpu PCL NVDR (a)	223,547	3,864,000

Real Estate Management & Development 1.0%
Preuksa Real Estate PCL (a)	4,375,700	2,339,090

		6,203,090

TURKEY 1.6%
Commercial Banks 1.6%
Turkiye Garanti Bankasi AS (a)	906,570	3,861,906

Total Common Stocks (cost $188,067,198)		222,947,239

Preferred Stocks 4.0%

	Shares	Market Value

BRAZIL 4.0%
Food & Staples Retailing 1.4%
Companhia Brasileira de Distribuicao Grupo Poa de Acucar	45,181	3,393,997

Metals & Mining 2.6%
Vale SA, Class A	260,850	6,322,728

Total Preferred Stocks (cost $7,218,953)		9,716,725

Participation Notes 2.3%

	Principal Amount	Market Value

INDIA 2.3%
Commercial Banks 1.3%
Axis Bank Ltd.* (a)	$39,294	$835,277
Bank of India*	283,766	2,346,779

		3,182,056

Diversified Financial Services 1.0%
Tata Power Co., Ltd.* (a)	77,445	2,299,053

Total Participation Notes (cost $3,913,533)		5,481,109

Warrant 0.7%

	Number of Warrants	Market Value

INDIA 0.7%
Construction Materials 0.7%
Grasim Industries Ltd., expiring 10/22/12*(a)	31,100	$1,654,111

Total Warrant (cost $1,268,963)		1,654,111

Mutual Fund 0.9%

	Shares	Market Value

Money Market Fund 0.9%
Invesco AIM Liquid Assets Portfolio, 0.18% (c)	2,060,315	$2,060,315

Total Mutual Fund (cost $2,060,315)		2,060,315

2009 Annual Report 11

Statement of Investments (Continued)
December 31, 2009

Gartmore NVIT Emerging Markets Fund (Continued)

Repurchase Agreement 0.1%

	Principal Amount	Market Value

Morgan Stanley, 0.01%, dated 12/31/09, due 01/04/10, repurchase price $166,767, collateralized by U.S. Government Agency Mortgages ranging 0.38% - 7.38%, maturing 01/15/10 - 11/20/39; total market value of $170,123 (d)	$166,767	$166,767

Total Repurchase Agreement (cost $166,767)		166,767

Total Investments (cost $202,695,729) (e) — 100.6%		242,026,266

Liabilities in excess of other assets — (0.6)%		(1,352,055)

NET ASSETS — 100.0%		$240,674,211

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	The security or a portion of this security is on loan at December 31, 2009. The total value of securities on loan at December 31, 2009 was $154,601.

(c)	Represents 7-day effective yield as of December 31, 2009.

(d)	The security was purchased with cash collateral held from securities on loan (See Note 2.) The total value of this security as of December 31, 2009 was $166,767.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AS	Stock Corporation

GDR	Global Depositary Receipt

Ltd.	Limited

MTN	Medium Term Note

NVDR	Non Voting Depository Receipt

PCL	Public Company Limited

PLC	Public Limited Company

PT	Limited Liability Company

SA	Stock Company

SA de CV	Public Traded Company with Variable Capital

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statement of Assets and Liabilities
December 31, 2009

Gartmore NVIT
Emerging Markets
Fund

Assets:
Investments, at value* (cost $202,528,962)	$241,859,499
Repurchase agreements, at value and cost	166,767

Total Investments	242,026,266

Foreign currencies, at value (cost $20,325)	20,383
Interest and dividends receivable	256,825
Security lending income receivable	525
Receivable for investments sold	1,967,362
Receivable for capital shares issued	248,140
Reclaims receivable	6,839
Prepaid expenses and other assets	1,015

Total Assets	244,527,355

Liabilities:
Payable for investments purchased	1,838,875
Payable for capital shares redeemed	258,671
Cash overdraft (Note 2)	932,517
Payable upon return of securities loaned (Note 2)	166,767
Accrued expenses and other payables:
Investment advisory fees	192,347
Fund administration fees	8,689
Distribution fees	13,620
Administrative services fees	39,374
Accounting and transfer agent fees	4,779
Trustee fees	2,161
Deferred capital gain country tax	337,917
Custodian fees	16,030
Compliance program costs (Note 3)	1,595
Professional fees	20,566
Printing fees	16,125
Other	3,111

Total Liabilities	3,853,144

Net Assets	$240,674,211

Represented by:
Capital	$257,846,247
Accumulated net investment loss	(73,127)
Accumulated net realized losses from investment	(56,088,574)
Net unrealized appreciation/(depreciation) from investments†	38,992,620
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(2,955)

Net Assets	$240,674,211

Net Assets:
Class I Shares	$46,047,002
Class II Shares	3,023,040
Class III Shares	129,486,944
Class VI Shares	62,117,225

Total	$240,674,211

*	Includes value of securities on loan of $154,601 (Note 2)

†	Net of $337,917 of Deferred capital gain country tax

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Statement of Assets and Liabilities (Continued)

Gartmore NVIT
Emerging Markets
Fund

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	4,053,550
Class II Shares	268,707
Class III Shares	11,414,536
Class VI Shares	5,483,895

Total	21,220,688

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.36
Class II Shares	$11.25
Class III Shares	$11.34
Class VI Shares	$11.33

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Statement of Operations
For the Year Ended December 31, 2009

Gartmore NVIT Emerging Markets
Fund

INVESTMENT INCOME:
Interest income	$12,008
Dividend income	4,711,213
Income from securities lending (Note 2)	75,237
Foreign tax withholding	(395,514)

Total Income	4,402,944

Expenses:
Investment advisory fees	1,770,523
Fund administration fees	84,294
Distribution fees Class II Shares	6,588
Distribution fees Class VI Shares	118,036
Administrative services fees Class I Shares	54,879
Administrative services fees Class II Shares	4,050
Administrative services fees Class III Shares	159,780
Administrative services fees Class VI Shares	69,538
Professional fees	30,431
Printing fees	45,668
Trustee fees	6,420
Custodian fees	41,738
Accounting and transfer agent fees	16,982
Compliance program costs (Note 3)	2,907
Other	11,785

Total expenses before earnings credit	2,423,619
Earnings credit (Note 5)	(416)

Net Expenses	2,423,203

NET INVESTMENT INCOME	1,979,741

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(29,149,791)
Net realized losses from foreign currency transactions (Note 2)	(193,630)

Net realized losses from investments and foreign currency translations	(29,343,421)

Net change in unrealized appreciation/(depreciation) from investments†	119,400,934
Net change in unrealized appreciation/(depreciation) from spot contracts (Note 2)	199
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(5,850)

Net change in unrealized appreciation/(depreciation) from investments, spot contracts and foreign currency translations	119,395,283

Net realized/unrealized gains from investments, spot contracts and foreign currency translations	90,051,862

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$92,031,603

†	Net of Deferred capital gain country tax accrual on unrealized appreciation of $337,917.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Statements of Changes in Net Assets

	Gartmore NVIT Emerging Markets Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$1,979,741	$4,148,687
Net realized losses from investment and foreign currency translations	(29,343,421)	(27,178,384)
Net change in unrealized appreciation/(depreciation) from investments, and spot contracts and translation of assets and liabilities denominated in foreign currencies	119,395,283	(230,127,032)

Change in net assets resulting from operations	92,031,603	(253,156,729)

Distributions to Shareholders From:
Net investment income:
Class I	(382,943)	(677,857)
Class II	(24,129)	(50,999)
Class III	(1,069,822)	(2,097,399)
Class VI	(421,145)	(845,127)
Net realized gains:
Class I	–	(12,507,910)
Class II	–	(1,261,336)
Class III	–	(36,789,032)
Class VI	–	(17,146,607)
Return of capital:
Class I	(94,464)	–
Class II	(5,954)	–
Class III	(263,901)	–
Class VI	(103,887)	–

Change in net assets from shareholder distributions	(2,366,245)	(71,376,267)

Change in net assets from capital transactions	(4,255,939)	(33,090,814)

Change in net assets	85,409,419	(357,623,810)

Net Assets:
Beginning of year	155,264,792	512,888,602

End of year	$240,674,211	$155,264,792

Accumulated undistributed net investment income (loss) at end of year	$(73,127)	$131,023

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$14,706,877	$20,284,208
Dividends reinvested	477,407	13,185,767
Cost of shares redeemed	(15,955,432)	(25,082,608)

Total Class I	(771,148)	8,387,367

Class II Shares
Proceeds from shares issued	1,167	3,839
Dividends reinvested	30,082	1,312,335
Cost of shares redeemed	(717,646)	(2,526,679)

Total Class II	(686,397)	(1,210,505)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16 Annual Report 2009

	Gartmore NVIT Emerging Markets Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

CAPITAL TRANSACTIONS: (continued)
Class III Shares
Proceeds from shares issued	$19,932,113	$23,571,945
Dividends reinvested	1,333,724	38,886,431
Cost of shares redeemed (a)	(27,127,353)	(95,906,852)

Total Class III	(5,861,516)	(33,448,476)

Class VI Shares
Proceeds from shares issued	15,065,109	15,667,548
Dividends reinvested	525,032	17,991,734
Cost of shares redeemed (a)	(12,527,019)	(40,478,482)

Total Class VI	3,063,122	(6,819,200)

Change in net assets from capital transactions:	$(4,255,939)	$(33,090,814)

SHARE TRANSACTIONS:
Class I Shares
Issued	1,729,361	1,291,621
Reinvested	56,069	1,193,242
Redeemed	(1,859,097)	(1,794,496)

Total Class I Shares	(73,667)	690,367

Class II Shares
Issued	47	64
Reinvested	3,599	119,782
Redeemed	(87,473)	(199,999)

Total Class II Shares	(83,827)	(80,153)

Class III Shares
Issued	2,229,470	1,489,747
Reinvested	156,844	3,521,342
Redeemed	(3,262,626)	(5,956,626)

Total Class III Shares	(876,312)	(945,537)

Class VI Shares
Issued	1,711,591	832,765
Reinvested	61,928	1,630,184
Redeemed	(1,589,452)	(2,761,745)

Total Class VI Shares	184,067	(298,796)

Total change in shares	(849,739)	(634,119)

(a)	Includes redemption fees – see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 17

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Gartmore NVIT Emerging Markets Fund

		Operations			Distributions								Ratios / Supplemental Data

																Ratio of
			Net Realized												Ratio of Net	Expenses
			and											Ratio of	Investment	(Prior to
	Net Asset		Unrealized											Expenses	Income	Reimbursements)
	Value,	Net	Gains	Total	Net	Net				Net Asset			Net Assets	to Average	to Average	to Average
	Beginning	Investment	(Losses) from	from	Investment	Realized	Return of	Total	Redemption	Value, End	Total		at End of	Net	Net	Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Capital	Distributions	Fees	of Period	Return		Period	Assets	Assets	Assets (a)	Turnover (b)

Class I Shares
Year Ended December 31, 2009 (c)	$7.05	0.10	4.32	4.42	(0.09)	–	(0.02)	(0.11)	–	$11.36	63.31%		$46,047,002	1.20%	1.13%	1.20%	121.34%
Year Ended December 31, 2008	$22.61	0.20	(11.89)	(11.69)	(0.19)	(3.69)	–	(3.88)	0.01	$7.05	(57	.76)%	$29,077,237	1.30%	1.27%	1.30%	63.87%
Year Ended December 31, 2007	$17.52	0.14	7.31	7.45	(0.14)	(2.23)	–	(2.37)	0.01	$22.61	45.58%		$77,698,603	1.37%	0.73%	1.37%	62.52%
Year Ended December 31, 2006	$13.08	0.12	4.58	4.70	(0.10)	(0.17)	–	(0.27)	0.01	$17.52	36.72%		$46,161,018	1.33%	0.81%	1.33%	114.19%
Year Ended December 31, 2005	$10.83	0.10	3.38	3.48	(0.07)	(1.16)	–	(1.23)	–	$13.08	32.64%		$30,292,201	1.46%	0.89%	1.46%	132.22%

Class II Shares
Year Ended December 31, 2009 (c)	$6.98	0.08	4.29	4.37	(0.08)	–	(0.02)	(0.10)	–	$11.25	63.09%		$3,023,040	1.46%	0.91%	1.46%	121.34%
Year Ended December 31, 2008	$22.46	0.18	(11.84)	(11.66)	(0.14)	(3.69)	–	(3.83)	0.01	$6.98	(57	.93)%	$2,461,889	1.57%	1.01%	1.57%	63.87%
Year Ended December 31, 2007	$17.42	0.11	7.24	7.35	(0.09)	(2.23)	–	(2.32)	0.01	$22.46	45.19%		$9,720,051	1.61%	0.53%	1.61%	62.52%
Year Ended December 31, 2006	$13.02	0.09	4.55	4.64	(0.08)	(0.17)	–	(0.25)	0.01	$17.42	36.31%		$8,692,065	1.58%	0.61%	1.58%	114.19%
Year Ended December 31, 2005	$10.79	0.07	3.37	3.44	(0.05)	(1.16)	–	(1.21)	–	$13.02	32.33%		$8,140,826	1.71%	0.61%	1.71%	132.22%

Class III Shares
Year Ended December 31, 2009 (c)	$7.03	0.10	4.32	4.42	(0.09)	–	(0.02)	(0.11)	–	$11.34	63.48%		$129,486,944	1.21%	1.10%	1.21%	121.34%
Year Ended December 31, 2008	$22.59	0.20	(11.90)	(11.70)	(0.18)	(3.69)	–	(3.87)	0.01	$7.03	(57	.83)%	$86,462,769	1.31%	1.26%	1.31%	63.87%
Year Ended December 31, 2007	$17.51	0.15	7.29	7.44	(0.14)	(2.23)	–	(2.37)	0.01	$22.59	45.55%		$299,039,422	1.36%	0.74%	1.36%	62.52%
Year Ended December 31, 2006	$13.08	0.12	4.57	4.69	(0.10)	(0.17)	–	(0.27)	0.01	$17.51	36.64%		$197,466,543	1.33%	0.87%	1.33%	114.19%
Year Ended December 31, 2005	$10.83	0.08	3.40	3.48	(0.07)	(1.16)	–	(1.23)	–	$13.08	32.65%		$151,545,767	1.45%	0.75%	1.45%	132.22%

Class VI Shares
Year Ended December 31, 2009 (c)	$7.03	0.07	4.33	4.40	(0.08)	–	(0.02)	(0.10)	–	$11.33	63.09%		$62,117,225	1.45%	0.83%	1.45%	121.34%
Year Ended December 31, 2008	$22.58	0.20	(11.90)	(11.70)	(0.17)	(3.69)	–	(3.86)	0.01	$7.03	(57	.86)%	$37,262,897	1.43%	1.15%	1.43%	63.87%
Year Ended December 31, 2007	$17.50	0.12	7.30	7.42	(0.12)	(2.23)	–	(2.35)	0.01	$22.58	45.45%		$126,430,526	1.45%	0.62%	1.45%	62.52%
Year Ended December 31, 2006	$13.07	0.10	4.58	4.68	(0.09)	(0.17)	–	(0.26)	0.01	$17.50	36.56%		$70,622,603	1.43%	0.69%	1.43%	114.19%
Year Ended December 31, 2005	$10.83	0.07	3.40	3.47	(0.07)	(1.16)	–	(1.23)	–	$13.07	32.49%		$35,999,917	1.55%	0.59%	1.55%	132.22%

Amounts designated as “–“ are zero or have been rounded to zero.

(a)	There were no fee reductions during the year.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial Statements.

18 Annual Report 2009

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Gartmore NVIT Emerging Markets Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Common Stocks	$56,197,472	$166,749,767	$—	$222,947,239

Preferred Stocks	9,716,725	—	—	9,716,725

Warrant	—	1,654,111	—	1,654,111

Mutual Fund	2,060,315	—	—	2,060,315

Participation Notes	—	5,481,109	—	5,481,109

Repurchase Agreement	—	166,767	—	166,767

Total	$67,974,512	$174,051,754	$—	$242,026,266

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

20 Annual Report 2009

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(c)	Credit Derivatives

The Fund is subject to the provisions of ASC 815, “Derivatives and Hedging” (formerly known as SFAS 133). In September 2008, the FASB amended ASC 815-10 (formerly known as FSP FAS 133-1). ASC 815-10, which is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives, requires financial disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments and disclosures of the current status of the payment performance risk of a guarantee. Management has concluded that adoption of the amendments did not impact the Fund’s financial statement disclosures.

(d)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund translates foreign currency transactions into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. The fluctuations are included in the net realized and unrealized gain or loss shown on the Statement of Operations.

(e)	Equity-Linked Notes

Equity-linked notes are synthetic equity instruments that allow investors to gain equity exposure to the underlying shares without ownership of the underlying shares. This is a more cost efficient way of gaining exposure to local markets where custody and settlement costs are high, such as India. Equity-linked notes are priced at parity, which is the value of the underlying security, then adjusted by the appropriate foreign exchange rate.

The level and type of risk involved in the purchase of an equity-linked note by the Fund is similar to the risk involved in the purchase of the underlying security or other emerging market securities. Such notes therefore may be considered to have speculative elements. However, equity-linked notes are also dependent on the individual credit of the issuer of the note, which may be a trust or other special purpose vehicle of finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction.

(f)	Cash Overdraft

As of December 31, 2009, the Fund had an overdrawn balance of $932,517 with its custodian bank, JPMorgan Chase Bank, N.A. To offset the overdraft, JPMorgan Chase Bank, N.A. advanced an amount equal to the over-draft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan Chase Bank, N.A. under the custody agreement. This advance is separate from, and was not made pursuant to, the Credit Agreement discussed in Note 5.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(h)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that (1) the borrower deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter the borrower mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2009, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral

$154,601	$166,767

(i)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(j)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S.

22 Annual Report 2009

Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(k)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the fair value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of Gartmore Global Partners, the subadviser for the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees*

Up to $500 million	0.95%

$500 million up to $2 billion	0.90%

$2 billion and more	0.85%

*	Fee rate effective on December 1, 2009.

2009 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2009

Aggregate management fees paid by the Fund for the twelve months ended December 31, 2009, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, were 0.93%.

Prior to December 1, 2008, the Fund paid a performance-based management fee to NFA. This performance-based fee varied depending on the Fund’s performance relative to its benchmark. This fee was intended to reward or penalize NFA (and the subadviser) for outperforming or underperforming, respectively, the Fund’s benchmark. The Fund’s benchmark for determining these performance-based fees was the MSCI Emerging Markets Index. The performance-based management fee was comprised of two components: a base fee and a performance adjustment.

The base fee was an annual fee that was calculated and accrued daily based on the following fee schedule:

Base Fee
Through
Fee Schedule	November 30, 2008

Up to $500 million	1.05%

$500 million up to $2 billion	1.00%

$2 billion and more	0.95%

The base fee rate was applied to the Fund’s average net assets over that quarter.

Second, a performance adjustment percentage was applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount was then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly subperiod, and that total fee was paid at the end of that most recently completed quarter.

The performance fee applied to all of the Fund’s share classes equally, and was calculated based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to the Fund’s base fee (as such base fee was adjusted by any applicable base fee breakpoints). NFA paid/(charged) the entire performance component of the fee to the subadviser.

Out or Underperformance	Change in Fees

+/- 1 percentage point	+/- 0.02%

+/- 2 percentage points	+/- 0.04%

+/- 3 percentage points	+/- 0.06%

+/- 4 percentage points	+/- 0.08%

+/- 5 percentage points	+/- 0.10%

These performance-based advisory fees were paid quarterly. Under this performance-based fee arrangement, NFA (and the subadviser) could receive a performance fee increase even if the Fund experienced negative performance, so long as the Fund’s performance exceeded that of its benchmark by more than the relevant percentage shown above.

At a meeting of the Board of Trustees held in-person on September 18, 2008, the Board of Trustees voted unanimously to eliminate the performance-based management fee and to implement an asset-based management fee equal to the lowest possible management fee at each breakpoint under the previous performance-based fee structure, to take effect December 1, 2008. In eliminating the performance-based fee structure, NFA (and the subadviser, as applicable) were subject to a six-month transition period. If during this transition period the Fund’s assets had declined and the Fund underperformed its benchmark, the new management fee could have been higher than the amount NFA would have been entitled to collect under the previous performance-based fee structure. If this had occurred during the transition period, NFA would have reimbursed the Fund by the amount of the difference between the new management fee and the amount it

24 Annual Report 2009

would have been entitled to collect under the previous fee structure. Under no circumstances, during this transition period, was the management fee under the new fee structure to exceed what NFA would have received under the old structure assuming maximum penalty for underperformance. The six-month transition period expired May 31, 2009.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadviser $942,839 for the year ended December 31, 2009.

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding the 1.20% (1.40% until April 30, 2009) for all shares classes of the Fund until at least May 1, 2010.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

As of December 31, 2009, the Fund had no cumulative potential reimbursements.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Funds (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

2009 Annual Report 25

Notes to Financial Statements (Continued)
December 31, 2009

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, Class III and Class VI of the Fund.

For the year ended December 31, 2009, NFS received $288,247 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $2,907

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25% of Class II and Class VI of the Fund.

4. Short-term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III and Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III and Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III and Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III and Class VI shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $32,505 and $23,158, respectively from Class III and Class VI.

For the year ended December 31, 2008, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $93,333 and $38,408, respectively from Class III and Class VI.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and

26 Annual Report 2009

earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $224,003,616 and sales of $227,185,650 (excluding short-term securities).

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk. The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities, including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$1,898,039	$—	$1,898,039	$468,206	$2,366,245

Amounts designated as “—” are zero or have been rounded to zero.

2009 Annual Report 27

Notes to Financial Statements (Continued)
December 31, 2009

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$25,774,672	$45,601,595	$71,376,267	$—	$71,376,267

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Tax exempt	Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$—	$—	$—	$—	$—	$(53,277,185)	$36,105,149	$(17,172,036)

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to wash sales and adjustments for passive foreign investment companies.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$205,580,245	$43,639,794	$(7,193,773)	$36,446,021

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contributions:

Amount	Expires

$3,434,675	2016

$49,293,857	2017

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2009, the Fund deferred to January 1, 2010 post-October capital losses of $496,041 and post-October passive foreign investment company losses in the amount of $2,790 and post-October currency losses in the amount of $49,822.

10.	Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

28 Annual Report 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore NVIT Emerging Markets Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

2009 Annual Report 29

Supplemental Information
(Unaudited)

Other Federal Tax Information

The Fund has derived net income from sources within foreign countries. As of December 31, 2009, the foreign source income for the Fund was $4,749,035 or $0.22 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2009, the foreign tax credit for the Fund was $499,989 or $0.02 per outstanding share.

30 Annual Report 2009

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

2009 Annual Report 31

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

32 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS.

2009 Annual Report 33

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

34 Annual Report 2009

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2009 Annual Report 35

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Gartmore NVIT Global Utilities Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information

27	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-GU (2-10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than that of other mutual funds.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Morgan Stanley Capital International (MSCI) World Financials Indexsm: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global financial services sector.

2 Annual Report 2009

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Aberdeen Asset Management Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Aberdeen Asset Management Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

Gartmore NVIT Global Utilities Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the Gartmore NVIT Global Utilities Fund (Class III at NAV) returned 7.98% versus 12.09% for its benchmark, a blend of 60% Morgan Stanley Capital International (MSCI) World Telecommunication Services Indexsmand 40% MSCI World Utilities Indexsm. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Utility Funds (consisting of 29 funds as of December 31, 2009) was 22.30% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund benefited from the addition of holdings in Latin America’s largest mobile phone company, América Móvil, S.A.B. de C.V., in April 2009, just ahead of the stock’s low point for the reporting period. The company has 72% market share in Mexico and 25% in Brazil, and its subscriber base and chargeable airtime is growing. Other contributors to Fund performance included Telefónica, S.A. of Spain. The Fund also benefited from a Latin American expansion strategy, which helped to offset sluggish domestic market conditions.

What areas of investment detracted from Fund performance?

The Fund underperformed its benchmark index during the reporting period. The most significant detractor from Fund performance was Spanish gas supplier Unión Fenosa S.A., which suffered from deteriorating credit conditions. A significant overweight by the Fund in France Telecom also detracted from Fund performance; the company suffered a series of setbacks during the reporting period. These setbacks included a decision by the company’s competition watchdog that led France Telecom to lose the exclusive right to sell Apple’s iPhone in France, and the laying off of high-profile staff as a result of the company’s restructuring plan.

What is your outlook for the near term?

The recent crisis of investor confidence in 2008 and early 2009 caused by a lack of credit led to a dramatic drop in industrial production and demand for many utilities. The global economy experienced a sharp, unexpected decline in power consumption. European telecommunications providers also warned of fierce competition, leading many to look to emerging markets for growth opportunities. In this environment, many companies were forced to cut costs and scale back on capital expenditure.

We are encouraged to see industrial production accelerating again, although the rotation to more cyclical growth sectors meant that utilities and telecoms underperformed after the market turning point in March 2009. By the end of the reporting period, some quality defensive-type companies were returning to favor as investors recognized how far valuations had fallen. We have confidence in the Fund’s positions, all of which have attractive valuations as well as upcoming positive catalysts or the potential for positive earnings in 2010.

Subadviser:
Gartmore Global Partners

Portfolio Manager:
Ben Walker, CFA

2009 Annual Report 5

Fund Performance	Gartmore NVIT Global Utilities Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	5 Yr.	Inception[4]

Class I2	8.01%	5.01%	5.59%

Class II2	7.71%	4.74%	5.35%

Class III[3]	7.98%	5.03%	5.62%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	These returns until the creation of the Class I shares (May 10, 2002) and Class II shares (March 28, 2003) are based on the performance of the Class III shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class I and Class II shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class III.

[3]	For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

[4]	Fund commenced operations on December 28, 2001.

Expense Ratios

Expense
Ratio*

Class I	0.91%

Class II	1.16%

Class III	0.91%

*	Current effective prospectus. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class III shares of the Gartmore NVIT Global Utilities Fund versus performance of the Morgan Stanley Capital International (MSCI) World Telecommunication Services IndexSM (MSCI World Telecommunication Services Index)(a), Morgan Stanley Capital International World Utilities Index (MSCI World Utilities Index)(b), the Gartmore NVIT Global Utilities Composite Index (Composite Index)(c) and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The MSCI World Telecommunication Services Index is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global utilities sector.

(b)	The MSCI World Utilities Index is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the utilities sector, which includes industry groups such as electric, gas, multi-utilities, and unregulated power and water.

(c)	The Composite Index is a combination of MSCI World Telecom (60%) and MSCI World Utilities (40%).

(d)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	Gartmore NVIT Global Utilities Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
December 31, 2009

			Beginning	Ending	Expenses Paid	Annualized
			Account Value ($)	Account Value ($)	During Period ($)	Expense Ratio (%)
Gartmore NVIT Global Utilities Fund			07/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class I Shares	Actual		1,000.00	1,151.50	5.37	0.99
	Hypothetical	[b]	1,000.00	1,020.21	5.04	0.99

Class II Shares	Actual		1,000.00	1,149.30	6.72	1.24
	Hypothetical	[b]	1,000.00	1,018.95	6.31	1.24

Class III Shares	Actual		1,000.00	1,150.80	5.37	0.99
	Hypothetical	[b]	1,000.00	1,020.21	5.04	0.99

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	Gartmore NVIT Global Utilities Fund
December 31, 2009

Asset Allocation

Common Stocks	98.4%
Mutual Fund	1.6%
Other assets in excess of liabilities‡	0.0%

100.0%

Top Industries†

Diversified Telecommunication Services	36.1%
Wireless Telecommunication Services	26.2%
Electric Utilities	13.3%
Multi-Utilities	12.2%
Gas Utilities	5.2%
Independent Power Producers & Energy Traders	4.0%
Oil, Gas & Consumable Fuels	1.4%
Money Market Fund	1.6%

100.0%

Top Holdings†

Telefonica SA	8.1%
AT&T, Inc.	7.5%
Vodafone Group PLC	5.8%
France Telecom SA	5.3%
Koninklijke (Royal) KPN NV	5.2%
America Movil SAB de CV , ADR	4.8%
Centrica PLC	4.6%
Vivo Participacoes SA , ADR	4.1%
Questar Corp.	3.6%
Millicom International Cellular SA	2.9%
Other Holdings	48.1%

100.0%

Top Countries†

United States	34.2%
Japan	11.7%
United Kingdom	11.4%
Spain	9.8%
France	7.9%
Netherlands	5.2%
Mexico	4.8%
Brazil	4.1%
Luxembourg	2.9%
Singapore	1.5%
Other Countries	6.5%

100.0%

‡	Rounds to less than 0.1%.

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

Gartmore NVIT Global Utilities Fund

Common Stocks 98.4%

	Shares	Market Value

AUSTRIA 0.7%

Diversified Telecommunication Services 0.7%
Telekom Austria AG (a)	11,360	$162,161

BELGIUM 0.9%
Electric Utilities 0.4%
Elia System Operator SA/NV (a)	2,560	100,125

Wireless Telecommunication Services 0.5%
Mobistar SA (a)	1,660	113,802

		213,927

BRAZIL 4.1%
Wireless Telecommunication Services 4.1%
Vivo Participacoes SA ADR*	30,900	957,900

FRANCE 7.9%
Diversified Telecommunication Services 5.3%
France Telecom SA (a)	49,410	1,234,671

Multi-Utilities 2.6%
GDF Suez (a)	14,043	608,358

		1,843,029

GERMANY 0.8%
Electric Utilities 0.5%
E.ON AG (a)	2,880	120,885

Multi-Utilities 0.3%
RWE AG (a)	780	75,693

		196,578

GREECE 0.5%
Diversified Telecommunication Services 0.5%
Hellenic Telecommunications Organization SA (a)	7,971	116,994

HONG KONG 0.3%
Electric Utilities 0.3%
CLP Holdings Ltd. (a)	11,000	74,443

ITALY 1.1%
Diversified Telecommunication Services 0.8%
Telecom Italia SpA (a)	43,850	68,403
Telecom Italia SpA RSP (a)	108,040	119,999

		188,402

Gas Utilities 0.3%
Snam Rete Gas SpA (a)	13,875	68,906

		257,308

JAPAN 11.7%
Diversified Telecommunication Services 1.7%
Nippon Telegraph & Telephone Corp. (a)	10,300	406,882

Electric Utilities 3.5%
Chubu Electric Power Co., Inc. (a)	7,600	181,302
Kansai Electric Power Co., Inc. (The) (a)	7,500	169,249
Kyushu Electric Power Co., Inc. (a)	5,700	117,403
Tohoku Electric Power Co., Inc. (a)	5,200	103,051
Tokyo Electric Power Co., Inc. (The) (a)	10,100	253,494

		824,499

Gas Utilities 0.9%
Osaka Gas Co., Ltd. (a)	31,000	104,479
Tokyo Gas Co., Ltd. (a)	24,000	95,799

		200,278

Wireless Telecommunication Services 5.6%
KDDI Corp. (a)	83	439,627
NTT DoCoMo, Inc. (a)	350	488,421
Softbank Corp. (a)	16,600	389,149

		1,317,197

		2,748,856

LUXEMBOURG 2.9%
Wireless Telecommunication Services 2.9%
Millicom International Cellular SA	9,200	678,684

MEXICO 4.8%
Wireless Telecommunication Services 4.8%
America Movil SAB de CV ADR, Series L	23,770	1,116,715

NETHERLANDS 5.2%
Diversified Telecommunication Services 5.2%
Koninklijke (Royal) KPN NV (a)	71,600	1,217,020

NORWAY 1.4%
Diversified Telecommunication Services 1.4%
Telenor ASA* (a)	23,220	324,376

PORTUGAL 0.8%
Electric Utilities 0.8%
EDP — Energias de Portugal SA (a)	42,370	188,634

SINGAPORE 1.5%
Diversified Telecommunication Services 1.5%
Singapore Telecommunications Ltd. (a)	160,000	352,419

SPAIN 9.8%
Diversified Telecommunication Services 8.1%
Telefonica SA (a)	68,000	1,903,256

Electric Utilities 1.7%
Iberdrola SA (a)	42,020	402,668

		2,305,924

2009 Annual Report 9

Statement of Investments (Continued)
December 31, 2009

Gartmore NVIT Global Utilities Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

UNITED KINGDOM 11.4%
Diversified Telecommunication Services 1.0%
BT Group PLC, Class A (a)	105,470	$229,696

Multi-Utilities 4.6%
Centrica PLC (a)	237,020	1,073,595

Wireless Telecommunication Services 5.8%
Vodafone Group PLC (a)	587,400	1,360,250

		2,663,541

UNITED STATES 32.6%
Diversified Telecommunication Services 9.9%
AT&T, Inc.	62,450	1,750,473
Verizon Communications, Inc.	17,250	571,493

		2,321,966

Electric Utilities 6.1%
Duke Energy Corp.	14,560	250,577
Edison International	1,100	38,258
Entergy Corp.	3,290	269,254
Exelcon Corp.	3,640	177,887
FirstEnergy Corp.	4,330	201,128
FPL Group, Inc.	5,856	309,314
Progress Energy, Inc.	4,180	171,422

		1,417,840

Gas Utilities 4.0%
EQT Corp.	2,000	87,840
Questar Corp.	20,580	855,511

		943,351

Independent Power Producers & Energy Traders 4.0%
AES Corp. (The)*	18,700	248,897
Constellation Energy Group, Inc.	9,370	329,543
NRG Energy, Inc.*	15,420	364,066

		942,506

Multi-Utilities 4.7%
CenterPoint Energy, Inc.	16,140	234,191
PG&E Corp.	6,350	283,528
Sempra Energy	10,430	583,871

		1,101,590

Oil, Gas & Consumable Fuels 1.4%
El Paso Corp.	5,880	57,801
Williams Cos., Inc. (The)	13,100	276,148

		333,949

Wireless Telecommunication Services 2.5%
NII Holdings, Inc.*	17,400	584,292

		7,645,494

Total Common Stocks (cost $24,989,123)		23,064,003

Mutual Fund 1.6%
Money Market Fund 1.6%
Invesco AIM Liquid Assets Portfolio, 0.18% (b)	372,881	372,881

Total Mutual Fund (cost $372,881)		372,881

Total Investments (cost $25,362,004) (c) — 100.0%		23,436,884
Other assets in excess of liabilities — 0.0%		368

NET ASSETS — 100.0%		$23,437,252

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	Represents 7-day effective yield as of December 31, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AG	Stock Corporation

ASA	Stock Corporation

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

RSP	Savings Shares

SA	Stock Company

SpA	Limited Share Company

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2009

Statement of Assets and Liabilities
December 31, 2009

Gartmore NVIT
Global Utilities Fund

Assets:
Investments, at value (cost $25,362,004)	$23,436,884
Cash	1
Foreign currencies, at value (cost $6)	6
Interest and dividends receivable	55,339
Receivable for capital shares issued	4,001
Reclaims receivable	33,934
Prepaid expenses and other assets	86

Total Assets	23,530,251

Liabilities:
Payable for capital shares redeemed	58,876
Accrued expenses and other payables:
Investment advisory fees	12,062
Fund administration fees	866
Distribution fees	75
Administrative services fees	8,741
Accounting and transfer agent fees	4,267
Trustee fees	196
Custodian fees	177
Compliance program costs (Note 3)	126
Professional fees	1,008
Printing fees	6,306
Other	299

Total Liabilities	92,999

Net Assets	$23,437,252

Represented by:
Capital	$33,188,678
Accumulated undistributed net investment income	13,366
Accumulated net realized losses from investment	(7,840,798)
Net unrealized appreciation/(depreciation) from investments	(1,925,120)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	1,126

Net Assets	$23,437,252

Net Assets:
Class I Shares	$4,533,372
Class II Shares	350,838
Class III Shares	18,553,042

Total	$23,437,252

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	561,269
Class II Shares	43,239
Class III Shares	2,288,735

Total	2,893,243

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.08
Class II Shares	$8.11
Class III Shares	$8.11

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statement of Operations
For the Year Ended December 31, 2009

Gartmore NVIT
Global Utilities Fund

INVESTMENT INCOME:
Interest income	$579
Dividend income	1,269,302
Foreign tax withholding	(96,566)

Total Income	1,173,315

Expenses:
Investment advisory fees	148,273
Fund administration fees	10,899
Distribution fees Class II Shares	889
Administrative services fees Class I Shares	6,953
Administrative services fees Class II Shares	534
Administrative services fees Class III Shares	29,086
Professional fees	3,934
Printing fees	24,170
Trustee fees	862
Custodian fees	919
Accounting and transfer agent fees	15,192
Compliance program costs (Note 3)	305
Other	1,581

Total expenses before earnings credit and reimbursed expenses	243,597
Earnings credit (Note 5)	(39)
Expenses reimbursed by adviser (Note 3)	(960)

Net Expenses	242,598

NET INVESTMENT INCOME	930,717

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(6,331,817)
Net realized losses from foreign currency transactions (Note 2)	(12,057)

Net realized losses from investments and foreign currency translations	(6,343,874)

Net change in unrealized appreciation/(depreciation) from investments	6,347,658
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	1,508

Net change in unrealized appreciation/(depreciation) from investments and translations of assets and liabilities denominated in foreign currencies	6,349,166

Net realized/unrealized gains from investments and foreign currency translations	5,292

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$936,009

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statements of Changes in Net Assets

	Gartmore NVIT Global Utilities Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$930,717	$1,316,354
Net realized losses from investments and foreign currency translations	(6,343,874)	(924,027)
Net change in unrealized appreciation/(depreciation) from investments and translations of assets and liabilities denominated in foreign currencies	6,349,166	(19,439,664)

Change in net assets resulting from operations	936,009	(19,047,337)

Distributions to Shareholders From:
Net investment income:
Class I	(174,535)	(228,760)
Class II	(12,887)	(17,103)
Class III	(717,872)	(1,102,219)
Net realized gains:
Class I	–	(96,275)
Class II	–	(7,334)
Class III	–	(475,949)
Return of capital:
Class I	–	(10,412)
Class II	–	(768)
Class III	–	(53,740)

Change in net assets from shareholder distributions	(905,294)	(1,992,560)

Change in net assets from capital transactions	(9,120,223)	(14,246,857)

Change in net assets	(9,089,508)	(35,286,754)

Net Assets:
Beginning of year	32,526,760	67,813,514

End of year	$23,437,252	$32,526,760

Accumulated undistributed net investment income at end of year	$13,366	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,475,488	$2,170,376
Dividends reinvested	174,535	335,447
Cost of shares redeemed	(4,388,737)	(4,889,276)

Total Class I	(738,714)	(2,383,453)

Class II Shares
Proceeds from shares issued	519	–
Dividends reinvested	12,887	25,205
Cost of shares redeemed	(77,351)	(278,724)

Total Class II	(63,945)	(253,519)

Class III Shares
Proceeds from shares issued	1,082,403	13,543,377
Dividends reinvested	717,872	1,631,908
Cost of shares redeemed (a)	(10,117,839)	(26,785,170)

Total Class III	(8,317,564)	(11,609,885)

Change in net assets from capital transactions:	$(9,120,223)	$(14,246,857)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Includes redemption fee – see Note 4 to financial statements.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Statements of Changes in Net Assets (Continued)

	Gartmore NVIT Global Utilities Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

SHARE TRANSACTIONS:
Class I Shares
Issued	470,252	212,928
Reinvested	22,850	38,893
Redeemed	(602,680)	(495,324)

Total Class I Shares	(109,578)	(243,503)

Class II Shares
Issued	65	–
Reinvested	1,680	2,898
Redeemed	(10,283)	(28,485)

Total Class II Shares	(8,538)	(25,587)

Class III Shares
Issued	143,660	1,343,811
Reinvested	93,783	189,385
Redeemed	(1,395,331)	(2,610,874)

Total Class III Shares	(1,157,888)	(1,077,678)

Total change in shares	(1,276,004)	(1,346,768)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Gartmore NVIT Global Utilities Fund

	Operations				Distributions				Ratios / Supplemental Data

			Net Realized												Ratio of
			and											Ratio of Net	Expenses
	Net Asset		Unrealized										Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net				Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Return of	Total	Redemption	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Capital	Distributions	Fees	of Period	Return	of Period	Net Assets	Net Assets	Net Assets (c)	Turnover (a)
Class I Shares
Year Ended December 31, 2009 (b)	$7.78	0.28	0.32	0.60	(0.30)	–	–	(0.30)	–	$8.08	8.01%	$4,533,372	1.00%	3.76%	1.01%	44.07%
Year Ended December 31, 2008 (b)	$12.26	0.29	(4.31)	(4.02)	(0.31)	(0.14)	(0.02)	(0.47)	0.01	$7.78	(32.94%)	$5,216,930	0.97%	2.86%	0.97%	31.14%
Year Ended December 31, 2007	$12.83	0.46	2.13	2.59	(0.35)	(2.81)	–	(3.16)	–	$12.26	20.43%	$11,206,710	0.99%	3.14%	0.99%	84.66%
Year Ended December 31, 2006	$10.13	0.32	3.44	3.76	(0.30)	(0.76)	–	(1.06)	–	$12.83	37.56%	$8,488,691	1.03%	2.87%	1.03%	83.69%
Year Ended December 31, 2005	$11.26	0.22	0.48	0.70	(0.24)	(1.59)	–	(1.83)	–	$10.13	6.39%	$4,602,293	1.12%	1.92%	1.12%	234.81%

Class II Shares
Year Ended December 31, 2009 (b)	$7.81	0.27	0.31	0.58	(0.28)	–	–	(0.28)	–	$8.11	7.71%	$350,838	1.25%	3.65%	1.25%	44.07%
Year Ended December 31, 2008 (b)	$12.31	0.28	(4.35)	(4.07)	(0.29)	(0.14)	(0.01)	(0.44)	0.01	$7.81	(33.17%)	$404,557	1.22%	2.72%	1.22%	31.14%
Year Ended December 31, 2007	$12.87	0.30	2.26	2.56	(0.31)	(2.81)	–	(3.12)	–	$12.31	20.06%	$952,126	1.25%	2.02%	1.25%	84.66%
Year Ended December 31, 2006	$10.16	0.32	3.42	3.74	(0.27)	(0.76)	–	(1.03)	–	$12.87	37.33%	$1,052,915	1.28%	2.70%	1.28%	83.69%
Year Ended December 31, 2005	$11.28	0.20	0.48	0.68	(0.21)	(1.59)	–	(1.80)	–	$10.16	(6.19%)	$901,990	1.37%	1.68%	1.37%	234.81%

Class III Shares
Year Ended December 31, 2009 (b)	$7.81	0.29	0.31	0.60	(0.30)	–	–	(0.30)	–	$8.11	7.98%	$18,553,042	1.00%	3.88%	1.00%	44.07%
Year Ended December 31, 2008 (b)	$12.30	0.29	(4.32)	(4.03)	(0.31)	(0.14)	(0.02)	(0.47)	0.01	$7.81	(32.90%)	$26,905,273	0.94%	2.82%	0.94%	31.14%
Year Ended December 31, 2007	$12.87	0.35	2.24	2.59	(0.35)	(2.81)	–	(3.16)	–	$12.30	20.39%	$55,654,678	0.99%	2.37%	0.99%	84.66%
Year Ended December 31, 2006	$10.16	0.30	3.47	3.77	(0.30)	(0.76)	–	(1.06)	–	$12.87	37.59%	$59,565,295	1.01%	2.80%	1.01%	83.69%
Year Ended December 31, 2005	$11.28	0.22	0.49	0.71	(0.24)	(1.59)	–	(1.83)	–	$10.16	6.48%	$33,910,828	1.10%	1.96%	1.10%	234.81%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(b)	Per share calculations were performed using average shares method.

(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Gartmore NVIT Global Utilities Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

16 Annual Report 2009

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$9,440,893	$13,623,110	$—	$23,064,003

Mutual Funds	372,881	—	—	372,881

Total	$9,813,774	$13,623,110	—	$23,436,884

Amounts designated as “–” are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund translates foreign currency transactions into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates

2009 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2009

from those resulting from fluctuations in market prices of securities. The fluctuations are included in the net realized and unrealized gain or loss shown on the Statement of Operations.

(c)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty. At December 31, 2009, the Fund did not hold any repurchase agreements.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(f)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts

18 Annual Report 2009

could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a Series of the Trust are allocated proportionally among various or all series with the Trust. Income, Fund expenses and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of Gartmore Global Partners, the subadviser to the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Rate
Fee Schedule	Effective May 1, 2009

Up to $500 million	0.60%

$500 million up to $2 billion	0.55%

$2 billion and more	0.50%

Aggregate management fees paid by the Fund for the twelve months ended December 31, 2009, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, was 0.60%.

Prior to May 1, 2009, the Fund paid a performance-based management fee to NFA. This performance-based fee varied depending on the Fund’s performance relative to its benchmark. This fee was intended to reward or penalize NFA (and the subadviser) for outperforming or underperforming, respectively, the Fund’s benchmark. The Fund’s benchmark for determining these performance-based fees was a blended index consisting of 60% of the MSCI World Telecommunication Services Index and 40% of the MSCI World Utilities Index. The performance-based management fee was comprised of two components: a base fee and a performance adjustment.

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

The base fee was an annual fee that was calculated and accrued daily based on the following fee schedule:

Base Fee Through
Fee Schedule	April 30, 2009

Up to $500 million	0.70%

$500 million up to $2 billion	0.65%

$2 billion and more	0.60%

The base fee rate was applied to the Fund’s average net assets over that quarter.

Second, a performance adjustment percentage was applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount was then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly subperiod and that total fee was paid at the end of that most recently completed quarter.

The performance fee calculation applied to all of the Fund’s share classes equally, and was calculated based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to the Fund’s base fee (as such base fee was adjusted by base fee breakpoints). NFA paid/(charged) the entire performance component of the fee to the subadviser.

Out or Underperformance	Changes in Fees

+/- 1 percentage point	+/- 0.02%

+/- 2 percentage points	+/- 0.04%

+/- 3 percentage points	+/- 0.06%

+/- 4 percentage points	+/- 0.08%

+/- 5 percentage point	+/- 0.10%

These performance-based advisory fees were paid quarterly. Under this performance-based fee arrangement, NFA (and the subadviser) could receive a performance fee increase even if the Fund experienced negative performance, so long as the Fund’s performance exceeded that of its benchmark by more than the relevant percentage shown above.

At a meeting of the Board of Trustees held in-person on January 16, 2009, the Board of Trustees voted unanimously to eliminate the performance-based management fee and to implement an asset-based management fee equal to the lowest possible management fee at each breakpoint under the previous performance-based fee structure, to take effect May 1, 2009. In eliminating the performance-based fee structure, the Adviser (and subadviser, as applicable) were subject to a six-month transition period. If during this transition period the Fund’s assets had declined and the Fund underperformed its benchmark, the new management fee could have been higher than the amount NFA would have been entitled to collect under the previous performance-based fee structure. If this had occurred during the transition period, NFA would have reimbursed the Fund by the amount of the difference between the new management fee and the amount it would have been entitled to collect under the previous fee structure. Under no circumstances, during this transition period, was the management fee under the new fee structure to exceed what NFA would have received under the old structure assuming maximum penalty for underperformance. The six month transition period expired October 31, 2009.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadviser $78,665 for the year ended December 31, 2009.

Effective May 1, 2009 the Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding 0.85% for all share classes of the Fund until at least April 30, 2010.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from

20 Annual Report 2009

the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

As of December 31, 2009, the cumulative potential reimbursements, listed by the year in which NFA waived or reimbursed fees or expenses to the Fund are:

Fiscal Year	Fiscal Year	Fiscal Year
2007	2008	2009
Amount	Amount	Amount	Total

$—	$—	$960	$960

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II and Class III shares of the Fund.

For the year ended December 31, 2009, NFS received $36,573 in Administrative services fees from the Fund.

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $305.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25%.

4. Short-term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amount of $1,519 from Class III.

For the year ended December 31, 2008, the Fund had contributions to capital due to the collection of redemption fees in the amount of $39,576 from Class III.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

22 Annual Report 2009

6. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $10,539,331 and sales of $17,555,754 (excluding short-term securities).

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk. The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities, including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

9. Other

On December 2, 2009, the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) approved a Plan of Reorganization between the Gartmore NVIT Global Utilities Fund and the NVIT Multi-Manger Large Cap Value Fund, each a series of the Trust, whereby, pending shareholder approval by the Gartmore NVIT Global Utilities Fund, the Gartmore NVIT Global Utilities Fund would be merged into the NVIT Multi-Manager Large Cap Value Fund.

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$905,294	$—	$905,294	$—	$905,294

Amounts designated as “—” are zero or have been rounded to zero.

2009 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2009

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$1,348,083	$579,557	$1,927,640	$64,920	$1,992,560

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$13,366	$—	$13,366	$—	$(6,824,847)	$(2,939,945)	$(9,751,426)

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$26,377,953	$732,600	$(3,673,669)	$(2,941,069)

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contributions:

Amount	Expires

$6,441,645	2017

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2009, the Fund deferred to January 1, 2010 post-October capital losses in the amount of $383,202.

11. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

24 Annual Report 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore NVIT Global Utilities Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

2009 Annual Report 25

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 33.17%.

The Fund has derived net income from sources within foreign countries. As of December 31, 2009, the foreign source income for the Fund was $929,088 or $0.32 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2009, the foreign tax credit for the Fund was $96,567 or $0.03 per outstanding share.

26 Annual Report 2009

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

2009 Annual Report 27

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

28 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS.

2009 Annual Report 29

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

30 Annual Report 2009

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

2009 Annual Report 31

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

32 Annual Report 2009

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Gartmore NVIT International Equity Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

12	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

17	Financial Highlights

18	Notes to Financial Statements

30	Report of Independent Registered Public Accounting Firm

31	Supplemental Information

32	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-IE (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Growth investing involves buying stocks that have relatively high prices in relation to their earnings. Because of these higher valuations, investing in growth stocks may be more risky than investing in companies with more modest growth expectations. Growth stocks also may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. During periods of growth stock underperformance, the Fund may underperform other funds that use different investing styles.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International (MSCI) All Country World excluding U.S. Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in companies in all countries except the United States.

Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM: An unmanaged, free

2 Annual Report 2009

float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Gartmore Global Partners.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Gartmore Global Partners.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

Gartmore NVIT International Equity Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the Gartmore NVIT International Equity Fund (Class I at NAV) returned 29.72% versus 41.45% for its benchmark, the Morgan Stanley Capital International (MSCI) All Country World excluding U.S. Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of International Core Funds (consisting of 146 funds as of December 31, 2009) was 31.95% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Positive contributors to Fund performance during the reporting period included the Fund’s positions in the materials and financials sectors. Fund holdings Xstrata plc, Macarthur Coal Ltd. and Banpu Public Co. Ltd. all rose significantly. Financials stocks held by the Fund also improved in response to the exceptional measures taken by governments worldwide to support the global financial system. Fund holding Credit Suisse Group emerged from the crisis with a stronger franchise, gaining market share in the areas of prime brokerage, the foreign exchange market and underwriting during the flight to quality that followed. Fund holding Computershare Ltd. acquired Kurtzman Carson Consultants LLC (KCC), an insolvency specialist, close to the low point of the economic cycle.

What areas of investment detracted from Fund performance?

The Fund underperformed its benchmark index for the reporting period. Our bias toward large, quality companies detracted from Fund performance after the market turning point in March 2009. At that point during the reporting period, investors seeking higher returns moved down the quality and capitalization size scales very quickly. As credit issues became less pressing, our investment process highlighted opportunities that led us to increase exposure to small and medium-sized names.

At the stock level, the Fund’s holding in Japan’s Seven & I Holdings Co., Ltd. proved disappointing; Japanese retailers struggled with a slump in consumer spending followed by a return to deflationary conditions. Fund holding Dutch supermarket group Royal Ahold N.V. proved a steady performer amid the economic downturn, adding its own label products and cutting prices; however, it lagged during the market rally. Fund holding multi-utility SUEZ suffered from the suggestion of French President Sarkozy that its proposed merger with state-owned Gaz de France would amount to nationalization for SUEZ.

What is your outlook for the near term?

As we move into 2010, we believe that the positive story for equities is intact. Institutional cash holdings are high, and we expect further equity inflows and anticipate more upgrades at the corporate earnings and gross domestic product (GDP) levels.

The recent near-collapse of the financial system prompted companies to cut costs far more aggressively than usual in a downturn. It is the first time ever that U.S. productivity has risen in the first year of a recession, for example, and inventory management has been much better than expected. The combination of cost cuts and low inventories means that when demand recovers, profits are likely to run well ahead of expectations. Data from the U.S. Institute of Supply Management (ISM) suggests that the most intense restocking phase is still to come.

European markets are now trading on one-year forward price-to-earnings ratio (PER) multiples of 11 times. The ratio for U.S. markets is about 12 times, and many Asian markets are trading on multiples of 14 to 16 times. This seems inexpensive to us when taken in the context of continued earnings growth and accelerating merger-and-acquisition activity.

Against these positive drivers, near-term risks include the effect of withdrawing stimulus too far and too quickly, because the global economy remains weak. Overall, however, we see the Federal Reserve Board’s announcement that it will begin its exit strategy – withdrawing emergency measures to stimulate liquidity – early in 2010 as a positive. Another sign of a return to “normal” market conditions is welcome after an extraordinary 2009.

Subadviser:
Gartmore Global Partners

Portfolio Managers:
Brian O’Neill and Ben Walker, CFA

2009 Annual Report 5

Fund Performance	Gartmore NVIT International Equity Fund

Average Annual Total Return1
 (For periods ended December 31, 2009)

	1 Yr.	5 Yr.	Inception[2]

Class I3	29.72%	9.03%	1.17%

Class III[4]	29.67%	9.02%	1.18%

Class VI4	29.45%	8.97%	1.14%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on August 30, 2000.

[3]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[4]	These returns, until the creation of Class III shares (May 2, 2002) and Class VI shares (May 1, 2008), are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class III and Class VI shares would have produced because all classes of shares invest in the same portfolio of securities. The annual returns of Class VI shares have been restated to reflect the additional fees applicable to the class and therefore are lower than Class I shares. For Class III and Class VI shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III and Class VI shares would have been lower.

Expense Ratios

Expense
Ratio*

Class I	1.11%

Class III	1.11%

Class VI	1.36%

*	Current effective prospectus. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Gartmore NVIT International Equity Fund versus performance of the the Morgan Stanley Capital International All Country World ex U.S. Index (MSCI AC World ex U.S. Index)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The MSCI AC World ex U.S. Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in companies in all countries except the United States.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	Gartmore NVIT International Equity Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
December 31, 2009

			Beginning	Ending	Expenses Paid	Annualized
Gartmore NVIT			Account Value ($)	Account Value ($)	During Period ($)	Expense Ratio (%)
International Equity Fund			07/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class I Shares	Actual		1,000.00	1,243.80	5.83	1.03
	Hypothetical	[b]	1,000.00	1,020.01	5.24	1.03

Class III Shares	Actual		1,000.00	1,243.40	5.94	1.05
	Hypothetical	[b]	1,000.00	1,019.91	5.35	1.05

Class VI Shares	Actual		1,000.00	1,242.20	7.35	1.30
	Hypothetical	[b]	1,000.00	1,018.65	6.61	1.30

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	Gartmore NVIT International Equity Fund
December 31, 2009

Asset Allocation

Common Stocks	99.2%
Participation Note	0.7%
Other assets in excess of liabilities	0.1%

100.0%

Top Industries†

Metals & Mining	11.8%
Commercial Banks	9.5%
Semiconductors & Semiconductor Equipment	7.8%
Oil, Gas & Consumable Fuels	7.5%
Pharmaceuticals	6.3%
Food Products	5.9%
Electronic Equipment, Instruments & Components	3.9%
Insurance	3.7%
Capital Markets	3.7%
Wireless Telecommunication Services	3.5%
Other Industries	36.4%

100.0%

Top Holdings†

Unilever NV, CVA	3.5%
Sanofi-Aventis SA	3.1%
BP PLC	2.9%
Credit Suisse Group AG	2.7%
Xstrata PLC	2.5%
Samsung Electronics Co. Ltd., GDR	2.5%
Itau Unibanco Holding SA, ADR	2.3%
Vivo Participacoes SA, ADR	2.2%
Nippon Electric Glass Co., Ltd.	2.1%
Mitsubishi Corp.	2.1%
Other Holdings	74.1%

100.0%

Top Countries†

United Kingdom	16.9%
Japan	11.5%
Germany	7.3%
Switzerland	7.2%
Canada	7.1%
Netherlands	7.0%
France	6.8%
Brazil	5.3%
South Korea	4.8%
Australia	4.8%
Other Countries	21.3%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

Gartmore NVIT International Equity Fund

Common Stocks 99.2%

	Shares	Market Value

AUSTRALIA 4.7%
Commercial Banks 0.4%
Australia & New Zealand Banking Group Ltd. (a)	20,010	$407,773

Information Technology Services 2.1%
Computershare Ltd. (a)	203,220	2,079,261

Metals & Mining 2.2%
BHP Billiton Ltd. (a)	44,130	1,688,712
MacArthur Coal Ltd. (a)	58,440	586,642

		2,275,354

		4,762,388

BERMUDA 1.7%
Energy Equipment & Services 1.7%
Seadrill Ltd. (a)	68,230	1,735,969

BRAZIL 5.3%
Commercial Banks 2.3%
Itau Unibanco Holding SA ADR	101,187	2,311,111

Household Products 0.2%
Hypermarcas SA*	10,800	248,133

Metals & Mining 0.2%
Vale SA ADR	7,990	198,312

Oil, Gas & Consumable Fuels 0.4%
Petroleo Brasileiro SA ADR	10,500	445,095

Wireless Telecommunication Services 2.2%
Vivo Participacoes SA ADR	69,700	2,160,700

		5,363,351

CANADA 7.1%
Chemicals 0.4%
Agrium, Inc.	6,200	387,822

Commercial Banks 0.5%
National Bank of Canada	7,910	455,609

Metals & Mining 3.3%
Barrick Gold Corp.	16,360	648,550
Teck Resources Ltd , Class B*	38,550	1,357,184
Yamana Gold Inc.	115,580	1,326,156

		3,331,890

Oil, Gas & Consumable Fuels 2.1%
Suncor Energy, Inc.	48,200	1,714,894
Talisman Energy, Inc.	21,200	399,128

		2,114,022

Road & Rail 0.8%
Canadian Pacific Railway Ltd.	15,300	830,795

		7,120,138

CHINA 3.0%
Commercial Banks 2.3%
China Construction Bank Corp., H Shares (a)	1,197,000	1,022,413
Industrial & Commercial Bank of China, Class H (a)	1,546,000	1,273,229

		2,295,642

Food Products 0.7%
Tingyi Cayman Islands Holding Corp. (a)	286,400	708,696

		3,004,338

FRANCE 6.8%
Auto Components 1.8%
Compagnie Generale des Etablissements Michelin, Class B (a)	23,710	1,815,922

Automobiles 1.9%
Renault SA* (a)	38,410	1,970,428

Pharmaceuticals 3.1%
Sanofi-Aventis SA (a)	39,130	3,077,296

		6,863,646

GERMANY 7.3%
Airlines 1.2%
Deutsche Lufthansa AG (a)	74,590	1,259,507

Chemicals 1.4%
Lanxess AG (a)	36,030	1,362,072

Construction Materials 0.5%
HeidelbergCement AG (a)	7,405	512,292

Health Care Providers & Services 0.8%
Fresenius Medical Care AG & Co. KGaA (a)	15,960	846,630

Insurance 1.9%
Allianz SE (a)	15,150	1,877,995

Semiconductors & Semiconductor Equipment 1.5%
Infineon Technologies AG* (a)	271,090	1,508,178

		7,366,674

HONG KONG 4.6%
Electronic Equipment, Instruments & Components 0.3%
VST Holdings Ltd. (a)	1,004,000	243,029

Industrial Conglomerates 1.6%
Jardine Matheson Holdings Ltd. (a)	52,900	1,589,260

Real Estate Management & Development 2.7%
New World Development Ltd. (a)	347,000	706,979
Wharf Holdings Ltd. (a)	353,000	2,025,870

		2,732,849

		4,565,138

2009 Annual Report 9

Statement of Investments (Continued)
December 31, 2009

Gartmore NVIT International Equity Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

INDIA 0.7%
Commercial Banks 0.7%
HDFC Bank Ltd. ADR (a)	18,100	$661,390

		661,390

INDONESIA 1.9%
Commercial Banks 1.3%
Bank Mandiri Tbk PT (a)	2,748,500	1,354,680

Food Products 0.6%
PT Indofoods Sukses Makmur Tbk (a)	1,519,000	570,822

		1,925,502

ISRAEL 0.6%
Pharmaceuticals 0.6%
Teva Pharmaceuticals Industries Ltd. ADR	10,430	585,957

JAPAN 11.5%
Automobiles 1.6%
Honda Motor Co., Ltd. (a)	45,500	1,543,756

Capital Markets 1.0%
Nomura Holdings, Inc. (a)	139,600	1,038,160

Consumer Finance 0.3%
ORIX Corp. (a)	4,430	301,613

Electronic Equipment, Instruments & Components 2.1%
Nippon Electric Glass Co., Ltd. (a)	155,000	2,133,401

Household Durables 2.1%
Panasonic Corp. (a)	51,000	734,217
Sharp Corp. (a)	110,000	1,389,112

		2,123,329

Internet & Catalog Retail 0.6%
Rakuten, Inc. (a)	775	590,031

Office Electronics 1.4%
Canon, Inc. (a)	33,800	1,437,801

Specialty Retail 0.3%
Nitori Co., Ltd. (a)	3,710	276,143

Trading Companies & Distributors 2.1%
Mitsubishi Corp. (a)	84,900	2,114,739

		11,558,973

MEXICO 1.4%
Wireless Telecommunication Services 1.4%

America Movil SAB de CV ADR, Series L	29,600	1,390,608

NETHERLANDS 7.0%
Food Products 3.5%
Unilever NV CVA (a)	106,880	3,478,604

Industrial Conglomerates 1.8%
Koninklijke Philips Electronics NV (a)	63,130	1,866,082

Semiconductors & Semiconductor Equipment 1.7%
ASML Holding NV (a)	49,590	1,693,093

		7,037,779

NORWAY 1.2%
Chemicals 1.2%
Yara International ASA (a)	26,000	1,177,674

SOUTH KOREA 4.8%
Auto Components 0.8%
Hankook Tire Co Ltd* (a)	35,170	768,700

Electronic Equipment, Instruments & Components 1.5%
LG Display Co. Ltd. ADR	90,060	1,524,716

Semiconductors & Semiconductor Equipment 2.5%
Samsung Electronics Co. Ltd. GDR (a) (b)	7,210	2,508,482

		4,801,898

SWEDEN 1.5%
Building Products 1.5%
Assa Abloy AB, Class B (a)	77,810	1,499,010

SWITZERLAND 7.2%
Capital Markets 2.7%
Credit Suisse Group AG (a)	53,900	2,670,280

Food Products 1.2%
Nestle SA (a)	24,690	1,198,295

Metals & Mining 2.5%
Xstrata PLC* (a)	141,710	2,527,553

Pharmaceuticals 0.8%
Novartis AG (a)	14,960	816,954

		7,213,082

TAIWAN 1.7%
Semiconductors & Semiconductor Equipment 1.7%
Advanced Semiconductor Engineering, Inc. ADR	90,160	399,409
MediaTek, Inc. (a)	76,380	1,327,069

		1,726,478

10 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

THAILAND 2.3%
Construction Materials 0.7%
Siam Cement Public Co., Ltd. NVDR (a)	90,878	$640,017

Oil, Gas & Consumable Fuels 1.6%
Banpu PCL NVDR (a)	93,630	1,618,390

		2,258,407

UNITED KINGDOM 16.9%
Aerospace & Defense 1.0%
Rolls-Royce Group PLC* (a)	133,420	1,038,999

Commercial Banks 2.0%
HSBC Holdings PLC (a)	78,990	901,146
Standard Chartered PLC (a)	43,960	1,109,810

		2,010,956

Insurance 1.9%
Prudential PLC (a)	181,440	1,857,269

Metals & Mining 3.5%
Anglo American PLC* (a)	16,610	719,339
Antofagasta PLC (a)	33,220	528,450
BHP Billiton PLC (a)	31,490	1,003,902
Rio Tinto PLC (a)	23,440	1,265,686

		3,517,377

Multi-Utilities 1.8%
Centrica PLC (a)	394,400	1,786,456

Oil, Gas & Consumable Fuels 3.3%
BG Group PLC (a)	21,580	389,655
BP PLC (a)	300,180	2,898,593

		3,288,248

Pharmaceuticals 1.8%
GlaxoSmithKline PLC (a)	86,010	1,823,920

Semiconductors & Semiconductor Equipment 0.4%
ARM Holdings PLC (a)	143,520	409,813

Textiles, Apparel & Luxury Goods 1.2%
Burberry Group PLC (a)	128,380	1,233,042

		16,966,080

Total Common Stocks (cost $89,217,697)		99,584,480

Participation Note 0.7%

	Shares	Market Value

India 0.7%
Information Technology Services 0.7%
Mphasis Ltd.* (a)	47,960	746,377

Total Participation Note (cost $573,484)		746,377

Total Investments (cost $89,791,181) (c) — 99.9%		100,330,857

Other assets in excess of liabilities — 0.1%		95,581

NET ASSETS — 100.0%		$100,426,438

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2009 was $2,508,482 which represents 2.50% of net assets.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

ASA	Stock Corporation

CVA	Dutch Certificate

GDR	Global Depositary Receipt

KGaA	Limited Partnership with shares

Ltd.	Limited

NV	Public Traded Company

NVDR	Non Voting Depository Receipt

PCL	Public Company Limited

PLC	Public Limited Company

PT	Limited Liability Company

SA	Stock Company

SE	Sweden

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statement of Assets and Liabilities
December 31, 2009

Gartmore NVIT
International
Equity Fund

Assets:
Investments, at value (cost $89,791,181)	$100,330,857
Foreign currencies, at value (cost $2,509,102)	2,508,168
Interest and dividends receivable	64,224
Security lending income receivable	27
Receivable for investments sold	6,150,255
Receivable for capital shares issued	32,567
Reclaims receivable	90,085
Prepaid expenses and other assets	159

Total Assets	109,176,342

Liabilities:
Payable for investments purchased	6,625,345
Payable for capital shares redeemed	92,325
Cash overdraft (Note 2)	1,907,947
Accrued expenses and other payables:
Investment advisory fees	67,795
Fund administration fees	3,621
Distribution fees	4,201
Administrative services fees	12,941
Accounting and transfer agent fees	5,284
Trustee fees	991
Deferred capital gain country tax	52
Custodian fees	814
Compliance program costs (Note 3)	710
Professional fees	16,558
Printing fees	8,701
Other	2,619

Total Liabilities	8,749,904

Net Assets	$100,426,438

Represented by:
Capital	$109,596,984
Accumulated distributions in excess of net investment income	(46,550)
Accumulated net realized losses from investments, futures contracts and foreign currency transactions	(19,661,352)
Net unrealized appreciation/(depreciation) from investments†	10,539,624
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(2,268)

Net Assets	$100,426,438

Net Assets:
Class I Shares	$9,333,669
Class III Shares	71,006,135
Class VI Shares	20,086,634

Total	$100,426,438

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,164,848
Class III Shares	8,849,228
Class VI Shares	2,510,632

Total	12,524,708

†	Net of $52 of Deferred capital gain country tax.

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Gartmore NVIT
International
Equity Fund

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.01
Class III Shares	$8.02
Class VI Shares	$8.00

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Statement of Operations
For Year Ended December 31, 2009

Gartmore NVIT
International
Equity Fund

INVESTMENT INCOME:
Interest income	$1,191
Dividend income	1,497,229
Income from securities lending (Note 2)	969
Foreign tax withholding	(100,180)

Total Income	1,399,209

Expenses:
Investment advisory fees	547,322
Fund administration fees	28,989
Distribution fees Class VI Shares	24,044
Administrative services fees Class I Shares	13,067
Administrative services fees Class III Shares	72,363
Administrative services fees Class VI Shares	14,436
Professional fees	13,070
Printing fees	30,628
Trustee fees	2,290
Custodian fees	3,665
Accounting and transfer agent fees	19,004
Compliance program costs (Note 3)	888
Other	5,101

Total expenses before earnings credit	774,867

Earnings Credit (Note 5)	(223)

Net Expenses	774,644

NET INVESTMENT INCOME	624,565

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(3,167,530)
Net realized losses from futures contracts transactions (Note 2)	(370,857)
Net realized losses from foreign currency transactions (Note 2)	(199,236)

Net realized losses from investments, futures contracts and foreign currency transactions	(3,737,623)

Net change in unrealized appreciation/(depreciation) from investments*	20,727,038
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	1,650

Net change in unrealized appreciation/(depreciation) from investments, translation of assets and liabilities denominated in foreign currencies	20,728,688

Net realized/unrealized gains from investments, futures contracts, and foreign currency translations	16,991,065

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$17,615,630

*	Net of increase in Deferred capital gain country tax accrual on unrealized appreciation of $52.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Statements of Changes in Net Assets

	Gartmore NVIT International Equity Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$624,565	$1,235,883
Net realized losses from investments, futures contracts and foreign currency transactions	(3,737,623)	(16,055,699)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	20,728,688	(37,515,661)

Change in net assets resulting from operations	17,615,630	(52,335,477)

Distributions to Shareholders From:
Net investment income:
Class I	(81,043)	(211,328)
Class III	(344,912)	(953,392)
Class VI	(46,402)	(36,308	) (a)
Net realized gains:
Class I	–	(2,309,510)
Class III	–	(10,544,492)
Class VI	–	(603,247	) (a)
Return of capital:
Class I	(12,653)	(5,810)
Class III	(53,849)	(24,607)
Class VI	(7,245)	(1,742	) (a)

Change in net assets from shareholder distributions	(546,104)	(14,690,436)

Change in net assets from capital transactions	29,481,746	(8,247,363)

Change in net assets	46,551,272	(75,273,276)

Net Assets:
Beginning of year	53,875,166	129,148,442

End of year	$100,426,438	$53,875,166

Accumulated distributions in excess of net investment income at end of year	$(46,550)	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,222,611	$4,375,086
Dividends reinvested	93,696	2,526,648
Cost of shares redeemed	(6,962,799)	(8,383,643)

Total Class I	(2,646,492)	(1,481,909)

Class III Shares
Proceeds from shares issued	35,283,306	12,187,156
Dividends reinvested	398,761	11,522,491
Cost of shares redeemed (b)	(17,675,238)	(35,752,165)

Total Class III	18,006,829	(12,042,518)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from May 1, 2008 (commencement of operations) through December 31, 2008.

(b)	Includes redemption fees — see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Statements of Changes in Net Assets (Continued)

	Gartmore NVIT International Equity Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

CAPITAL TRANSACTIONS: (continued)
Class VI Shares
Proceeds from shares issued	$15,933,976	$5,694,072	(a)
Dividends reinvested	53,647	641,297	(a)
Cost of shares redeemed (b)	(1,866,214)	(1,058,305	)(a)

Total Class VI	14,121,409	5,277,064

Change in net assets from capital transactions:	$29,481,746	$(8,247,363)

SHARE TRANSACTIONS:
Class I Shares
Issued	615,079	455,245
Reinvested	15,423	286,831
Redeemed	(1,043,331)	(795,859)

Total Class I Shares	(412,829)	(53,783)

Class III Shares
Issued	4,928,278	1,074,737
Reinvested	65,562	1,304,439
Redeemed	(2,696,869)	(3,388,327)

Total Class III Shares	2,296,971	(1,009,151)

Class VI Shares
Issued	2,291,999	544,430	(a)
Reinvested	8,791	73,750	(a)
Redeemed	(275,423)	(132,915	)(a)

Total Class VI Shares	2,025,367	485,265

Total change in shares	3,909,509	(577,669)

(a)	For the period from May 1, 2008 (commencement of operations) through December 31, 2008.

(b)	Includes redemption fees — see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

16 Annual Report 2009

Financial Highlights
Selected data for each share of capital stock outstanding throughout the periods indicated

Gartmore NVIT International Equity Fund

		Operations			Distributions							Ratios / Supplemental Data

			Net Realized												Ratio of
			and											Ratio of Net	Expenses
	Net Asset		Unrealized										Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net				Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Return of	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Capital	Distributions	Fees	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Net Assets (b)	Turnover (c)
Class I Shares
Year Ended December 31, 2009 (d)	$6.25	0.08	1.75	1.83	(0.06)	–	(0.01)	(0.07)	–	$8.01	29.72%	$9,333,669	1.13%	1.17%	1.13%	330.92%
Year Ended December 31, 2008	$14.06	0.14	(6.09)	(5.95)	(0.15)	(1.71)	–	(1.86)	–	$6.25	(46.06%)	$9,856,592	1.23%	1.31%	1.23%	139.07%
Year Ended December 31, 2007	$12.07	0.04	3.10	3.14	(0.05)	(1.10)	–	(1.15)	–	$14.06	27.15%	$22,903,021	1.29%	0.30%	1.29%	151.60%
Year Ended December 31, 2006	$9.21	0.08	2.92	3.00	(0.12)	(0.02)	–	(0.14)	–	$12.07	32.96%	$16,082,262	1.24%	0.41%	1.24%	169.26%
Year Ended December 31, 2005	$7.16	0.07	2.08	2.15	(0.08)	(0.02)	–	(0.10)	–	$9.21	30.21%	$6,301,605	1.34%	0.94%	1.34%	215.52%

Class III Shares
Year Ended December 31, 2009 (d)	$6.26	0.07	1.76	1.83	(0.06)	–	(0.01)	(0.07)	–	$8.02	29.67%	$71,006,135	1.13%	0.99%	1.13%	330.92%
Year Ended December 31, 2008	$14.07	0.15	(6.10)	(5.95)	(0.15)	(1.71)	–	(1.86)	–	$6.26	(46.04%)	$40,987,136	1.27%	1.32%	1.27%	139.07%
Year Ended December 31, 2007	$12.08	0.06	3.09	3.15	(0.06)	(1.10)	–	(1.16)	–	$14.07	27.15%	$106,245,421	1.25%	0.38%	1.25%	151.60%
Year Ended December 31, 2006	$9.22	0.07	2.93	3.00	(0.12)	(0.02)	–	(0.14)	–	$12.08	32.95%	$75,014,627	1.22%	0.59%	1.22%	169.26%
Year Ended December 31, 2005	$7.17	0.06	2.09	2.15	(0.08)	(0.02)	–	(0.10)	–	$9.22	30.17%	$37,647,023	1.33%	0.54%	1.33%	215.52%

Class VI Shares
Year Ended December 31, 2009 (d)	$6.25	0.03	1.79	1.82	(0.06)	–	(0.01)	(0.07)	–	$8.00	29.45%	$20,086,634	1.34%	0.44%	1.34%	330.92%
Period Ended December 31, 2008 (e)	$13.81	0.07	(5.79)	(5.72)	(0.13)	(1.71)	0.00	(1.84)	–	$6.25	(44.92%)	$3,031,438	1.44%	0.76%	1.44%	139.07%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d)	Per share calculations were performed using average shares method.

(e)	For the period from May 1, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 17

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Gartmore NVIT International Equity Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of

18 Annual Report 2009

factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$14,862,065	$84,722,415	$—	$99,584,480

Participation Note	—	746,377	—	746,377

Total	$14,862,065	$85,468,792	$—	$100,330,857

Amounts designated as “ — ”, which may include fair valued securities, are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

(b)	Credit Derivatives

The Fund is subject to the provisions of ASC 815, “Derivatives and Hedging” (formerly known as SFAS 133). In September 2008, the FASB amended ASC 815-10 (formerly known as FSP FAS 133-1). ASC 815-10, which is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives, requires financial disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments and disclosures of the current status of the payment performance risk of a guarantee. Management has concluded that adoption of the amendments did not impact the Fund’s financial statement disclosures.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund translates foreign currency transactions into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. The fluctuations are included in the net realized and unrealized gain or loss shown on the Statement of Operations.

(d)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the Fund enters into a forward foreign currency contract, it is exposed to risks from unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contract may be unable to meet their obligations under the contract.

Forward foreign currency contracts, if any, are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

(e)	Futures Contracts

The Fund is subject to equity price risk, credit risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into financial futures contracts (“futures contracts”) to gain exposure to, or hedge against changes in, the value of equities, the value of fixed income securities, interest rates or foreign currencies. The Fund may also enter into futures contracts for non-hedging purposes. If the Fund does so, the aggregate initial margin and premiums required to enter into and maintain futures contracts may not exceed 5% of the value of the Fund’s net assets after taking into account unrealized profits and unrealized losses on such futures contracts.

Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to

20 Annual Report 2009

the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value/market value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. Futures contracts involve minimal counterparty credit risk to the Fund because futures contracts are exchange-traded, and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees futures contacts against defaults.

Futures contracts, if any, are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures.”

The Fund is subject to the provisions of FASB ASC, “Derivatives and Hedging” (ASC 815) (formerly known as Statement of Financial Accounting Standards 161). The standard requires enhanced disclosure about an entity’s derivative and hedging activities. The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2009.

Fair Values of Derivative Instruments as of December 31, 2009

Derivatives not accounted for as hedging instruments under ASC 815

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009

Realized Gain/(Loss)

Risk Exposure

Equity contracts	$(370,857)

Total	$(370,857)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the year ended December 31, 2009.

(f)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty. As of December 31, 2009, the Fund did not hold any repurchase agreements.

(g)	Equity-Linked Notes

Equity-Linked notes are synthetic equity instruments that allow investors to gain equity exposure to the underlying shares without ownership of the underlying shares. This is a more cost efficient way of gaining exposure to local markets where custody and settlement costs are high, such as India. Equity-linked notes are priced at parity, which is the value of the underlying security, then adjusted by the appropriate foreign exchange rate.

The level and type of risk involved in the purchase of an equity-linked note by the Fund is similar to the risk involved in the purchase of the underlying security or other emerging market securities. Such notes therefore may be considered to have speculative elements. However, equity-linked notes are also dependent on the individual credit of the issuer of the note, which may be a trust or other special purpose vehicle of finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction.

(h)	Cash Overdraft

As of December 31, 2009, the Fund had an overdrawn balance of $1,907,947 with its custodian bank, JPMorgan Chase Bank, N.A. To offset the overdraft, JPMorgan Chase Bank, N.A. advanced an amount equal to the over-draft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan Chase Bank, N.A. under the custody agreement. This advance is separate from, and was not made pursuant to, the Credit Agreement discussed in Note 5.

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(j)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that (1) the borrower deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter the borrower mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the

22 Annual Report 2009

consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments. As of December 31, 2009, the Fund had no securities on loan.

(k)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(l)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(m)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the

2009 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2009

classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of Gartmore Global Partners, the subadviser for the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual rate).

Fee Rate
Fee Schedule	Effective May 1, 2009

Up to $500 million	0.80%

$500 million up to $2 billion	0.75%

$2 billion and more	0.70%

Aggregate management fees paid by the Fund for the twelve months ended December 31, 2009, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, was 0.82%.

Through April 30, 2009, the Fund paid a performance-based management fee to NFA. This performance-based fee varied depending on the Fund’s performance relative to its benchmark. This fee was intended to reward or penalize NFA (and the subadviser) for outperforming or underperforming, respectively, the Fund’s benchmark. The Fund’s benchmark for determining these performance-based fees was the MSCI All Country World ex U.S. Index. The performance-based management fee was comprised of two components: a base fee and a performance adjustment.

The base fee was an annual fee that was calculated and accrued daily based on the following fee schedule:

Base Fee Through
Fee Schedule	April 30, 2009

Up to $500 million	0.90%

$500 million up to $2 billion	0.85%

$2 billion and more	0.80%

The base fee rate was applied to the Fund’s average net assets over that quarter.

Second, a performance adjustment percentage was applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount was then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly subperiod and that total fee was paid at the end of that most recently completed quarter.

The performance fee calculation applied to all of the Fund’s share classes equally, and was based on the performance of the Class III shares during the performance period. The table below shows the performance

24 Annual Report 2009

adjustment rate applicable to the Fund’s base fee (as such base fee was adjusted by base fee breakpoints). NFA paid/(charged) the entire performance component of the fee to the subadviser.

Out or Underperformance	Change in Fees

+/- 1 percentage point	+/- 0.02%

+/- 2 percentage points	+/- 0.04%

+/- 3 percentage points	+/- 0.06%

+/- 4 percentage points	+/- 0.08%

+/- 5 percentage points	+/- 0.10%

These performance-based advisory fees were paid quarterly. Under this performance-based fee arrangement, NFA (and the subadviser) could receive a performance fee increase even if the Fund experienced negative performance, so long as the Fund’s performance exceeded that of its benchmark by more than the relevant percentage shown above.

At a meeting of the Board of Trustees held in-person on January 16, 2009, the Board of Trustees voted unanimously to eliminate the performance-based management fee and to implement an asset-based management fee equal to the lowest possible management fee at each breakpoint under the previous performance-based fee structure, to take effect May 1, 2009. In eliminating the performance-based fee structure, NFA (and subadviser, as applicable) were subject to a six-month transition period. If during this transition period the Fund’s assets had declined and the Fund underperformed its benchmark, the new management fee could have been higher than the amount the NFA would have been entitled to collect under the previous performance-based fee structure. If this had occurred during the transition period, NFA would have reimbursed the Fund by the amount of the difference between the new management fee and the amount it would have been entitled to collect under the previous fee structure. Under no circumstances, during this transition period, was the management fee under the new fee structure to exceed what the NFA would have received under the old structure assuming maximum penalty for underperformance. The six-month transition period expired on October 31, 2009.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadviser $249,935 for the year ended December 31, 2009.

Effective May 1, 2009, The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding 1.05% (1.25% until April 30, 2009) for all share classes until at least April 30, 2010.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

As of December 31, 2009, the Fund had no cumulative potential reimbursements.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on

2009 Annual Report 25

Notes to Financial Statements (Continued)
December 31, 2009

the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Funds (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class III and Class VI of the Fund.

For the year ended December 31, 2009, NFS received $99,866 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $888.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25% of Class VI shares of the Fund.

4. Short-term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III and Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III and Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III and Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The

26 Annual Report 2009

short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III and Class VI shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $6,358 and $1,407, respectively, from Class III and Class VI.

For the year ended December 31, 2008, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $12,701 and $3,201, respectively, from Class III and Class VI.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $249,491,303 and sales of $218,775,949 (excluding short-term securities).

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk. The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things,

2009 Annual Report 27

Notes to Financial Statements (Continued)
December 31, 2009

perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities, including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$472,357	$—	$472,357	$73,747	$546,104

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$9,690,477	$4,967,800	$14,658,277	$32,159	$14,690,436

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed				Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$—	$—	$—	$—	$(19,617,255)	$10,446,709	$(9,170,546)

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to wash sales and adjustments for passive foreign investment companies.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$89,899,112	$11,286,315	$(854,570)	$10,431,745

28 Annual Report 2009

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contribution:

Amount	Expires

$3,760,057	2016

$15,794,158	2017

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2009, the Fund deferred to January 1, 2010 post-October currency losses in the amount of $63,040.

10. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

2009 Annual Report 29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore NVIT International Equity Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

30 Annual Report 2009

Supplemental Information
(Unaudited)

Other Federal Tax Information

The Fund has derived net income from sources within foreign countries. As of December 31, 2009, the foreign source income for the Fund was $1,297,357 or $0.10 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2009, the foreign tax credit for the Fund was $93,657 or $0.01 per outstanding share.

2009 Annual Report 31

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

32 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

2009 Annual Report 33

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

34 Annual Report 2009

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2009 Annual Report 35

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

36 Annual Report 2009

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Gartmore NVIT Worldwide Leaders Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

26	Report of Independent Registered Public Accounting Firm

27	Supplemental Information

28	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-WWL (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable
Insurance Trust Funds, please contact your variable insurance contract provider or call
1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than that of other mutual funds.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Morgan Stanley Capital International (MSCI) World Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in

2 Annual Report 2009

the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Gartmore Global Partners.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Gartmore Global Partners.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

Gartmore NVIT Worldwide Leaders Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the Gartmore NVIT Worldwide Leaders Fund (Class I at NAV) returned 25.00% versus 29.99% for its benchmark, the Morgan Stanley Capital International (MSCI) World Indexsm. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Global Core Funds (consisting of 53 funds as of December 31, 2009) was 33.08% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Apple, one of our largest positions, added more than 2.5% to performance in 2009. The success of its Mac and iPhone drove profits higher than expected during the year. Other key contributors included Polo Ralph Lauren, which we added close to the market trough in March. The company has been reclaiming operational control of its business by buying back licenses to operate in different geographical regions, and adding higher margin goods. As we anticipated, Polo Ralph Lauren went on to post results that were better than expected and the stock almost doubled in value in the last nine months of the year. An overweight in HSBC also contributed value. We added the stock shortly after it had recapitalized in the second quarter. Shares have appreciated since then, based on HSBC’s healthy performance in Asia, and its improving investment banking franchise.

What areas of investment detracted from Fund performance?

At the stock level, Continental Airlines proved to be the largest detractor. Passenger revenue slumped in the market downturn, and negative guidance from the company in March sent shares through their stop-loss level. On review, we failed to identify a short-term positive catalyst, and we sold the stock. Other detractors included the utility E.On. We believed that the company had strength in the geographical diversity of its assets, with potential to sell non-core operations and make efficiency Improvements. E.On proved less resilient than we expected as power demand fell, and we closed our position in this company. McDonald’s also lagged after the market turning point in March. It recently announced that same store sales declined in the United States for the first time since March 2008. As the source of unexpected earnings (new beverage offerings - coffee, smoothies, etc.) appeared to have run its course, we sold the stock.

What is your outlook for the near term?

As we move into 2010, we believe that the positive story for equities is intact. Institutional cash holdings are high, and we expect further equity inflows and anticipate more upgrades at the corporate earnings and gross domestic product (GDP) levels.

The recent near-collapse of the financial system prompted companies to cut costs far more aggressively than usual in a downturn. It is the first time ever that U.S. productivity has risen in the first year of a recession, for example, and inventory management has been much better than expected. The combination of cost cuts and low inventories means that when demand recovers, profits are likely to run well ahead of expectations. Data from the U.S. Institute of Supply Management (ISM) suggests that the most intense restocking phase is still to come.

European markets are now trading on one-year forward price-to-earnings (PER) multiples of 11 times. The ratio for U.S. markets is about 12 times, and many Asian markets are trading on multiples of 14 to 16 times. This seems inexpensive to us when taken in the context of continued earnings growth and accelerating merger-and-acquisition activity.

Against these positive drivers, near-term risks include the effect of withdrawing stimulus too far and too quickly because the global economy remains weak. Overall, however, we see the Federal Reserve Board’s announcement that it will begin its exit strategy – withdrawing emergency measures to stimulate liquidity – early in 2010 as a positive. Another sign of a return to “normal” market conditions is welcome after an extraordinary 2009.

Subadviser:
Gartmore Global Partners

Portfolio Manager:
Neil Rogan

2009 Annual Report 5

Fund Performance	Gartmore NVIT Worldwide Leaders Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	5 Yr.	10 Yr.

Class I2	25.00%	4.62%	0.47%

Class III[3]	25.00%	4.62%	0.47%

Class VI4	25.05%	4.63%	0.47%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[3]	These returns until the creation of Class III shares (May 2, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class III shares would have produced, because all classes of shares invest in the same portfolio of securities. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares: if these fees were reflected, the annual returns for Class III shares would have been lower.

[4]	Class commenced operations on May 1, 2009. These returns until the commencement of Class VI shares (May 1, 2009) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class VI shares would have produced, because all classes of shares invest in the same portfolio of securities. For Class VI shares, these returns do not reflect the shot-term trading fees applicable to such shares: If these fees were reflected, the annual returns for Class VI shares would have been lower.

Expense Ratios

Expense
Ratio*

Class I	1.13%

Class III	1.14%

Class VI	1.38%

*	Current effective prospectus. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Gartmore NVIT Worldwide Leaders Fund versus performance of the Morgan Stanley Capital International World Index (MSCI World Index)(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/09. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	MSCI World Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	Gartmore NVIT Worldwide Leaders Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expenses Analysis of a $1,000 Investment
December 31, 2009

			Beginning	Ending	Expenses Paid	Expenses Ratio
Gartmore NVIT Worldwide			Account Values ($)	Account Value ($)	During Period ($)	During Period (%)
Leaders Fund			7/01/09	12/31//09	07/01/09 - 12/31/09(a)	07/01/09 - 12/31/09(a)

Class I Shares	Actual		1,000.00	1,251.90	6.75	1.19
	Hypothetical	[b]	1,000.00	1,019.21	6.06	1.19

Class III Shares	Actual		1,000.00	1,251.90	6.75	1.19
	Hypothetical	[b]	1,000.00	1,019.21	6.06	1.19

Class VI Shares	Actual		1,000.00	1,252.20	7.55	1.33
	Hypothetical	[b]	1,000.00	1,018.50	6.77	1.33

[a]	Expenses are equal to the Fund’s annualized expenses ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	Gartmore NVIT Worldwide Leaders Fund
December 31, 2009

Asset Allocation

Common Stocks	95.7%
Mutual Fund	3.4%
Preferred Stock	0.9%
Liabilities in excess of other assets	0.0%	‡

	100.0%

‡	Rounds to less than 0.1%.

Top Industries†

Computers & Peripherals	6.6%
Diversified Financial Services	6.3%
Commercial Banks	5.7%
Capital Markets	5.6%
Pharmaceuticals	5.6%
Food Products	4.8%
Textiles, Apparel & Luxury Goods	4.2%
Multi-Utilities	4.1%
Air Freight & Logistics	3.9%
Household Durables	3.6%
Other Industries	49.6%

100.0%

Top Holdings†

Unilever PLC	4.8%
Apple, Inc.	4.3%
Polo Ralph Lauren Corp., Class A	4.2%
Centrica PLC	4.1%
FedEx Corp.	3.9%
JPMorgan Chase & Co.	3.9%
Pfizer, Inc.	3.5%
Invesco AIM Liquid Assets Portfolio	3.4%
Hon Hai Precision Industry Co., Ltd.	3.3%
HeidelbergCement AG	3.3%
Other Holdings	61.3%

100.0%

Top Countries†

United States	48.1%
United Kingdom	11.9%
Japan	6.1%
France	4.7%
Switzerland	4.6%
China	3.9%
Taiwan	3.3%
Germany	3.3%
Netherlands	2.8%
Ireland	2.7%
Other Countries	8.6%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

Gartmore NVIT Worldwide Leaders Fund

Common Stocks 95.7%

	Shares	Market Value

CAYMAN ISLANDS 2.3%
Computers & Peripherals 2.3%
Seagate Technology	28,500	$518,415

CHINA 3.9%
Commercial Banks 2.3%
China Construction Bank Corp., H Shares (a)	608,000	519,321

Independent Power Producers & Energy Traders 1.6%
China Longyuan Power Group Corp., Class H (a)*	277,000	358,691

		878,012

FRANCE 4.7%
Auto Components 2.6%
Compagnie Generale des Etablissements Michelin, Class B (a)	7,800	597,393

Automobiles 2.1%
Renault SA (a)*	9,000	461,699

		1,059,092

GERMANY 3.3%
Construction Materials 3.3%
HeidelbergCement AG (a)	10,848	750,485

IRELAND 2.7%
IT Services 2.7%
Accenture PLC, Class A	15,100	626,650

ISRAEL 2.1%
Pharmaceuticals 2.1%
Teva Pharmaceuticals Industries Ltd. ADR	8,400	471,912

JAPAN 6.2%
Capital Markets 2.5%
Nomura Holdings, Inc. (a)	76,000	565,187

Household Durables 2.2%
Panasonic Corp. (a)	33,900	488,038

Trading Companies & Distributors 1.5%
Mitsubishi Corp. (a)	13,900	346,230

		1,399,455

NETHERLANDS 2.8%
Oil, Gas & Consumable Fuels 2.8%
Royal Dutch Shell PLC, Class B (a)	21,960	639,546

SOUTH KOREA 2.7%
Semiconductors & Semiconductor Equipment 2.7%
Samsung Electronics Co., Ltd. (a)	900	617,157

SWEDEN 1.5%
Building Products 1.5%
Assa Abloy AB, Class B (a)	17,300	333,285

SWITZERLAND 4.6%
Capital Markets 3.1%
Credit Suisse Group AG (a)	14,400	713,396

Metals & Mining 1.5%
Xstrata PLC (a)*	18,800	335,318

		1,048,714

TAIWAN 3.3%
Electronic Equipment, Instruments & Components 3.3%
Hon Hai Precision Industry Co., Ltd. (a)	161,000	752,942

UNITED KINGDOM 11.9%
Commercial Banks 1.5%
HSBC Holdings PLC (a)	30,033	342,627

Food & Staples Retailing 1.5%
Tesco PLC (a)	48,400	333,902

Food Products 4.8%
Unilever PLC (a)	33,800	1,083,472

Multi-Utilities 4.1%
Centrica PLC (a)	207,000	937,617

		2,697,618

UNITED STATES 44.7%
Aerospace & Defense 2.0%
General Dynamics Corp.	6,600	449,922

Air Freight & Logistics 3.9%
FedEx Corp.	10,700	892,915

Beverages 2.8%
PepsiCo, Inc.	10,400	632,320

Chemicals 2.1%
CF Industries Holdings, Inc.	5,200	472,056

Commercial Banks 1.9%
Wells Fargo & Co.	16,430	443,446

Computers & Peripherals 4.3%
Apple, Inc.*	4,680	986,825

Diversified Financial Services 5.3%
Bank of America Corp.	21,200	319,272
JPMorgan Chase & Co.	21,096	879,070

		1,198,342

Household Durables 1.5%
Toll Brothers, Inc.*	18,100	340,461

Insurance 1.7%
Hartford Financial Services Group, Inc. (The)	16,200	376,812

2009 Annual Report 9

Statement of Investments (Continued)
December 31, 2009

Gartmore NVIT Worldwide Leaders Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

UNITED STATES (continued)

Media 3.0%
CBS Corp., Class B	47,900	$672,995

Metals & Mining 2.0%
Freeport-McMoRan Copper & Gold, Inc.*	5,670	455,244

Pharmaceuticals 3.6%
Pfizer, Inc.	44,200	803,998

Software 2.5%
Microsoft Corp.	18,600	567,114

Specialty Retail 3.0%
Home Depot, Inc.	24,000	694,320

Textiles, Apparel & Luxury Goods 4.2%
Polo Ralph Lauren Corp., Class A	11,700	947,466

		10,145,891

Total Common Stocks (cost $18,945,116)		21,727,519

Preferred Stocks 0.9%

	Shares	Market Value

UNITED STATES 0.9%
Diversified Financial Services 0.9%
Bank of America Corp.*	14,186	211,655

Total Preferred Stocks (cost $212,790)		211,655

Mutual Fund 3.4%

	Shares	Market Value

Money Market Fund 3.4%
Invesco AIM Liquid Assets Portfolio, 0.18%(b)	781,668	781,668

Total Mutual Fund (cost $781,668)		781,668

Total Investments (cost $19,939,574) (c) — 100.0%		22,720,842

Liabilities in excess of other assets — 0.0%		(9,663)

NET ASSETS — 100.0%		$22,711,179

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	Represents 7-day effective yield as of December 31, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

Ltd.	Limited

PLC	Public Limited Company

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2009

Statement of Assets and Liabilities
December 31, 2009

Gartmore NVIT
Worldwide
Leaders Fund

Assets:
Investments, at value (cost $19,939,574)	$22,720,842
Foreign currencies, at value (cost $7)	7
Interest and dividends receivable	21,338
Receivable for capital shares issued	260
Reclaims receivable	8,151
Prepaid expenses and other assets	935

Total Assets	22,751,533

Liabilities:
Payable for capital shares redeemed	8,128
Accrued expenses and other payables:
Investment advisory fees	15,250
Fund administration fees	818
Distribution fees	110
Administrative services fees	3,648
Accounting and transfer agent fees	3,967
Trustee fees	202
Custodian fees	158
Compliance program costs (Note 3)	133
Professional fees	870
Printing fees	6,793
Other	277

Total Liabilities	40,354

Net Assets	$22,711,179

Represented by:
Capital	$32,971,565
Accumulated undistributed net investment income	79,269
Accumulated net realized losses from investments	(13,121,076)
Net unrealized appreciation/(depreciation) from investments	2,781,268
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	153

Net Assets	$22,711,179

Net Assets:
Class I Shares	$12,975,261
Class III Shares	9,175,367
Class VI Shares	560,551

Total	$22,711,179

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,269,109
Class III Shares	897,626
Class VI Shares	54,797

Total	2,221,532

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.22
Class III Shares	$10.22
Class VI Shares	$10.23

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statement of Operations
For the Year Ended December 31, 2009

Gartmore NVIT
Worldwide
Leaders Fund

INVESTMENT INCOME:
Interest income	$398
Dividend income	456,335
Income from securities lending (Note 2)	4,252
Foreign tax withholding	(19,971)

Total Income	441,014

Expenses:
Investment advisory fees	160,306
Fund administration fees	8,840
Distribution fees Class VI Shares (a)	373
Administrative services fees Class I Shares	17,239
Administrative services fees Class III Shares	12,515
Administrative services fees Class VI Shares (a)	50
Professional fees	3,166
Printing fees	32,594
Trustee fees	676
Custodian fees	1,617
Accounting and transfer agent fees	14,039
Compliance program costs (Note 3)	470
Other	1,346

Total expenses before earnings credit and expenses reimbursed	253,231
Earnings credit (Note 5)	(56)
Expenses reimbursed by adviser (Note 3)	(20,326)

Net Expenses	232,849

NET INVESTMENT INCOME	208,165

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(1,066,020)
Net realized losses from foreign currency transactions (Note 2)	(10,270)

Net realized losses from investments and foreign currency translations	(1,076,290)

Net change in unrealized appreciation/(depreciation) from investments	5,283,335
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	1,830

Net change in unrealized appreciation/(depreciation) from investments and translations of assets and liabilities denominated in foreign currencies	5,285,165

Net realized/unrealized gains from investments, foreign currency translations and foreign currency transactions	4,208,875

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,417,040

(a)	For the period from May 1, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statements of Changes in Net Assets

	Gartmore NVIT Worldwide Leaders Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$208,165	$267,922
Net realized losses from investments and foreign currency translations	(1,076,290)	(10,544,029)
Net change in unrealized appreciation/(depreciation) from investments and translations of assets and liabilities denominated in foreign currencies	5,285,165	(10,297,802)

Change in net assets resulting from operations	4,417,040	(20,573,909)

Distributions to Shareholders From:
Net investment income:
Class I	(120,669)	(146,834)
Class III	(84,436)	(110,466)
Class VI (a)	(2,326)	–
Net realized gains:
Class I	–	(3,764,300)
Class III	–	(2,974,089)
Class VI (a)	–	–

Change in net assets from shareholder distributions	(207,431)	(6,995,689)

Change in net assets from capital transactions	(2,746,999)	(5,918,205)

Change in net assets	1,462,610	(33,487,803)

Net Assets:
Beginning of year	21,248,569	54,736,372

End of year	$22,711,179	$21,248,569

Accumulated undistributed net investment income at end of year	$79,269	$23,734

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,126,635	$988,881
Dividends reinvested	120,669	3,911,134
Cost of shares redeemed	(2,903,617)	(6,243,016)

Total Class I	(1,656,313)	(1,343,001)

Class III Shares
Proceeds from shares issued	873,961	1,376,881
Dividends reinvested	84,436	3,084,555
Cost of shares redeemed (b)	(2,563,845)	(9,036,640)

Total Class III	(1,605,448)	(4,575,204)

Class VI Shares (a)
Proceeds from shares issued	562,408	–
Dividends reinvested	2,326	–
Cost of shares redeemed	(49,972)	–

Total Class VI	514,762	–

Change in net assets from capital transactions:	$(2,746,999)	$(5,918,205)

Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	For the period from May 1, 2009 (commencement of operations) through December 31, 2009.

(b)	Includes redemption fees – see Note 4 to financial statements.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Statements of Changes in Net Assets (Continued)

	Gartmore NVIT Worldwide Leaders Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

SHARE TRANSACTIONS:
Class I Shares
Issued	137,546	71,288
Reinvested	13,520	351,107
Redeemed	(352,868)	(460,948)

Total Class I Shares	(201,802)	(38,553)

Class III Shares
Issued	94,551	96,297
Reinvested	9,458	276,988
Redeemed	(309,053)	(644,283)

Total Class III Shares	(205,044)	(270,998)

Class VI Shares (a)
Issued	59,729	–
Reinvested	236	–
Redeemed	(5,168)	–

Total Class VI Shares	54,797	–

Total change in shares	(352,049)	(309,551)

Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	For the period from May 1, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Gartmore NVIT Worldwide Leaders Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Net Assets (b)(c)	Turnover (d)

Class I Shares
Year Ended December 31, 2009 (e)	$8.26	0.09	1.96	2.05	(0.09)	–	(0.09)	–	$10.22	25.00%	$12,975,261	1.17%	1.05%	1.28%	230.98%
Year Ended December 31, 2008	$18.99	0.12	(7.75)	(7.63)	(0.11)	(2.99)	(3.10)	–	$8.26	(44.34%)	$12,145,914	1.19%	0.84%	1.19%	237.52%
Year Ended December 31, 2007	$15.90	0.06	3.10	3.16	(0.07)	–	(0.07)	–	$18.99	19.90%	$28,659,341	1.30%	0.33%	1.30%	270.07%
Year Ended December 31, 2006	$12.73	0.13	3.16	3.29	(0.12)	–	(0.12)	–	$15.90	25.88%	$29,402,523	1.21%	0.96%	1.21%	269.37%
Year Ended December 31, 2005	$10.78	0.01	2.04	2.05	(0.10)	–	0.10	–	$12.73	19.34%	$29,173,437	1.29%	0.18%	1.29%	360.00%

Class III Shares
Year Ended December 31, 2009 (e)	$8.26	0.09	1.96	2.05	(0.09)	–	(0.09)	–	$10.22	25.00%	$9,175,367	1.17%	1.06%	1.28%	230.98%
Year Ended December 31, 2008	$18.98	0.12	(7.75)	(7.63)	(0.10)	(2.99)	(3.09)	–	$8.26	(44.33%)	$9,102,655	1.24%	0.78%	1.24%	237.52%
Year Ended December 31, 2007	$15.89	0.08	3.09	3.17	(0.08)	–	(0.08)	–	$18.98	19.94%	$26,077,031	1.26%	0.43%	1.26%	270.07%
Year Ended December 31, 2006	$12.73	0.12	3.16	3.28	(0.12)	–	(0.12)	–	$15.89	25.81%	$23,154,788	1.20%	0.93%	1.20%	269.37%
Year Ended December 31, 2005	$10.78	0.01	2.04	2.05	(0.10)	–	(0.10)	–	$12.73	19.34%	$16,198,379	1.29%	0.13%	1.29%	360.00%

Class VI Shares
Period Ended December 31, 2009 (e)(f)	$7.69	0.02	2.60	2.62	(0.08)	–	(0.08)	–	$10.23	35.40%	$560,551	1.32%	0.24%	1.38%	230.98%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)	Per share calculations were performed using average shares method.

(f)	For the period from May 1, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Gartmore NVIT Worldwide Leaders Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method

16 Annual Report 2009

of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$11,551,213	$10,176,306	$—	$21,727,519

Preferred Stock	—	211,655	—	211,655

Mutual Fund	781,668	—	—	781,668

Total	$12,332,881	$10,387,961	$—	$22,720,842

Amounts designated as “ — ”, which may include fair valued securities, are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

2009 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2009

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund translates foreign currency transactions into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payment of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not Isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. The fluctuations are included in the net realized and unrealized gain or loss shown on the Statement of Operations.

(c)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty. As of December 31, 2009, the Fund did not hold any repurchase agreements.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(e)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that (1) the borrower deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter the borrower mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the

18 Annual Report 2009

collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2009, the Fund had no securities on loan.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(g)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of Gartmore Global Partners, the subadviser for the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Rate
Fee Schedule	Effective May 1, 2009

Up to $50 million	0.80%

$50 million and more	0.75%

Aggregate management fees paid by the Fund for the twelve months ended December 31, 2009, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, was 0.80%.

Prior to May 1, 2009, the Fund paid a performance-based management fee to NFA. This performance-based fee varied depending on the Fund’s performance relative to its benchmark. This fee was intended to reward or penalize NFA (and the subadviser) for outperforming or underperforming, respectively, the Fund’s benchmark. The Fund’s benchmark for determining these performance-based fees was the MSCI World Index. The performance-based management fee was comprised of two components: a base fee and a performance adjustment.

The base fee was an annual fee that was calculated and accrued daily based on the following fee schedule:

Base Fee Through
Fee Schedule	April 30, 2009

Up to $50 million	0.90%

$50 million and more	0.85%

The base fee was an annual fee that was calculated to the Fund’s average net assets over that quarter.

Second, a performance adjustment percentage was applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount was then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly subperiod and that total fee was paid at the end of that most recently completed quarter.

The performance fee calculation applied to all of the Fund’s share classes equally, and was calculated based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to the Fund’s base fee (as such base fee was adjusted by base fee breakpoints). NFA paid/(charged) the entire performance component of the fee to the subadviser.

Out or Underperformance	Change in Fees

+/- 1 percentage point	+/- 0.02%

+/- 2 percentage points	+/- 0.04%

+/- 3 percentage points	+/- 0.06%

+/- 4 percentage points	+/- 0.08%

+/- 5 percentage points	+/- 0.10%

20 Annual Report 2009

These performance-based advisory fees were paid quarterly. Under this performance-based fee arrangement, NFA (and the subadviser) could receive a performance fee increase even if the Fund experienced negative performance, so long as the Fund’s performance exceeded that of its benchmark by more than the relevant percentage shown above.

At a meeting of the Board of Trustees held in-person on January 16, 2009, the Board of Trustees voted unanimously to eliminate the performance-based management fee and to implement an asset-based management fee equal to the lowest possible management fee at each breakpoint under the previous performance-based fee structure, to take effect May 1, 2009. In eliminating the performance-based fee structure, NFA (and subadviser, as applicable) were subject to a six-month transition period. If during this transition period the Fund’s assets had declined and the Fund underperformed its benchmark, the new management fee could have been higher than the amount NFA would have been entitled to collect under the previous performance-based fee structure. If this had occurred during the transition period, NFA would have reimbursed the Fund by the amount of the difference between the new management fee and the amount it would have been entitled to collect under the previous fee structure. Under no circumstances, during this transition period, was the management fee under the new fee structure exceed what NFA would have received under the old structure assuming maximum penalty for underperformance. The six month transition period expired October 31, 2009.

From such fees, pursuant to the subadvisory agreement, NFA paid the subadviser $102,495 for the year ended December 31, 2009.

Effective May 1, 2009, the Trust and the Adviser have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees administrative services fees and certain other expenses), from exceeding 1.05% for all share classes until at least April 30, 2010:

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

As of December 31, 2009, the cumulative potential reimbursements, listed by the year in which NFA waived or reimbursed fees or expenses to the Fund, are:

Fiscal Year	Fiscal Year	Fiscal Year
2007	2008	2009
Amount	Amount	Amount	Total

$—	$—	$20,326	$20,326

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fees for this service.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class III, and Class VI shares of the Fund.

For the year ended December 31, 2009, NFS received $29,804 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $470.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25% of Class VI shares of the Fund.

4. Short-term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III and Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III and Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III and Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of

22 Annual Report 2009

determining whether the short-term trading fee applies, the Class III and Class VI shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amount of $861 from Class III.

For the year ended December 31, 2008, the Fund had contributions to capital due to the collection of redemption fees in the amount of $3,420 from Class III.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $44,947,491 and sales of $48,098,796 (excluding short-term securities).

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers.

These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk. The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities, including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of

2009 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2009

political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary	Net Long-Term	Total Taxable	Return of	Total Distributions
Income	Capital Gains	Distributions	Capital	Paid

$207,431	$—	$207,431	$—	$207,431

Amounts designated as “ — ” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from
Ordinary	Net Long-Term	Total Taxable	Return of	Total Distributions
Income	Capital Gains	Distributions	Capital	Paid

$3,620,377	$3,375,312	$6,995,689	$—	$6,995,689

Amounts designated as “ — ” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$79,269	$—	$79,269	$—	$(12,409,277)	$2,069,622	$(10,260,386)

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to wash sales.

Amounts designated as “ — ” are zero or have been rounded to zero.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$20,651,374	$2,323,345	$(253,877)	$2,069,468

24 Annual Report 2009

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contributions:

Amount	Expires

$7,610,351	2016

$4,683,485	2017

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2009, the Fund deferred to January 1, 2010 post-october capital losses in the amount of $115,441.

10. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

2009 Annual Report 25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore NVIT Worldwide Leaders Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

26 Annual Report 2009

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 73.87%.

The Fund has derived net income from sources within foreign countries. As of December 31, 2009, the foreign source income for the Fund was $250,563 or $0.11 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2009, the foreign tax credit for the Fund was $15,751 or $0.01 per outstanding share.

2009 Annual Report 27

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

28 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

2009 Annual Report 29

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

30 Annual Report 2009

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

2009 Annual Report 31

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

32 Annual Report 2009

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2009 Annual Report 33

Neuberger Berman NVIT Multi Cap Opportunities Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information

25	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MCO (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. This can cause the Fund to underperform other funds that use different investing styles.

Small- and mid-sized company stocks have higher risks that the stocks of larger, more established companies and have significant short-term price volatility.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

2 Annual Report 2009

Russell 1000® Value Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Neuberger Berman Management LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Neuberger Berman Management LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

Neuberger Berman NVIT Multi Cap Opportunities Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the Neuberger Berman NVIT Multi Cap Opportunities Fund (Class II at NAV) returned 52.96% versus 19.69% for its benchmark, the Russell 1000® Value Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Multi-Cap Value Funds (consisting of 76 funds as of December 31, 2009) was 27.24% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Positive contributors to Fund performance during the reporting period were the Fund’s positions in seven of the 10 Russell 1000 Value Index sectors. The Fund’s pro-cyclical tilt enhanced relative Fund returns. Fund positions in the energy sector made the largest contribution to relative Fund returns, followed by positions in the materials and financials sectors.

What areas of investment detracted from Fund performance?

Detractors from Fund performance during the reporting period came from the Fund’s holdings in the technology sector, which did not keep pace with their counterparts in the benchmark index. The Fund’s holdings in the utilities sector also detracted from Fund performance.

What is your outlook for the near term?

While economic data is still generally positive and job losses appear to finally be trending lower, the jury is still out regarding the strength and endurance of the economic recovery. The apparent naysayers (and judging by the insatiable demand for U.S. Treasuries, there are plenty of them), seem to believe that unless and until job growth occurs and the still-soft housing market firms up, consumer spending will remain weak, restraining economic expansion and perhaps spawning a “double dip” recession.

We have a more balanced view. We think low interest rates and gradually improving credit conditions may help the economy continue to expand, albeit at a relatively modest pace, over the near term. Looking a little farther ahead, we are concerned mainly about when and how the Federal Reserve Board will transition from its current easing monetary policy as well as how the financial markets may react to soaring government expenditures and rapidly expanding federal deficits that may result in higher tax rates. We are pleased with the Fund’s superior absolute and relative performance for the reporting period, and we believe the Fund is off to a good start in 2010; however, we don’t expect the equities market to be quite as generous in the year ahead.

Subadviser:
Neuberger Berman Management LLC

Portfolio Manager:
S. Basu Mullick

2009 Annual Report 5

Fund Performance	Neuberger Berman NVIT Multi Cap Opportunities Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	Inception[2]

Class I	52.96%	-8.92%

Class II	52.96%	-9.20%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 25, 2008.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class I	2.10%	0.90%

Class II	2.20%	1.00%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Neuberger Berman NVIT Multi Cap Opportunities Fund versus performance of The Russell 1000 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	Neuberger Berman NVIT Multi Cap Opportunities Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
December 31, 2009

			Beginning	Ending	Expenses Paid	Annualized
Neuberger Berman NVIT			Account Value ($)	Account Value ($)	During Period ($)	Expense Ratio (%)
Multi Cap Opportunities Fund			07/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class I Shares	Actual		1,000.00	1,274.30	4.93	0.86
	Hypothetical	[b]	1,000.00	1,020.87	4.38	0.86

Class II Shares	Actual		1,000.00	1,275.10	5.62	0.98
	Hypothetical	[b]	1,000.00	1,020.27	4.99	0.98

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	Neuberger Berman NVIT Multi Cap Opportunities Fund
December 31, 2009

Asset Allocation

Common Stocks	98.0%
Mutual Fund	2.1%
Prefered Stock	0.1%
Liabilities in excess of other assets	(0	.2)%

	100.0%

Top Industries†

Oil, Gas & Consumable Fuels	13.4%
Diversified Financial Services	8.0%
Metals & Mining	7.0%
Capital Markets	4.8%
Commercial Banks	4.3%
Machinery	4.0%
Energy Equipment & Services	4.0%
Insurance	3.9%
Information Technology Services	3.8%
Software	3.4%
Other Industries	43.4%

100.0%

Top Holdings†

Bank of America Corp.	2.8%
Canadian Natural Resources Ltd.	2.4%
Teck Resources Ltd., Class B	2.4%
Petroleo Brasileiro SA , ADR	2.3%
NBTY, Inc.	2.2%
Berkshire Hathaway, Inc., Class B	2.1%
Invesco AIM Liquid Assets Portfolio	2.1%
Moody’s Corp.	2.1%
McGraw-Hill Cos., Inc. (The)	2.0%
Hewlett-Packard Co.	1.9%
Other Holdings	77.7%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

Neuberger Berman NVIT Multi Cap Opportunities Fund

Common Stocks 98.0%

	Shares	Market Value

Aerospace & Defense 3.2%
Boeing Co. (The)	79,300	$4,292,509
L-3 Communications Holdings, Inc.	46,075	4,006,221

		8,298,730

Automobiles 1.7%
Harley-Davidson, Inc.	179,950	4,534,740

Beverages 1.1%
Dr. Pepper Snapple Group, Inc.	104,595	2,960,038

Building Products 2.7%
Masco Corp.	175,300	2,420,893
Owens Corning, Inc.*	176,500	4,525,460

		6,946,353

Capital Markets 4.8%
Goldman Sachs Group, Inc. (The)	14,300	2,414,412
Invesco Ltd.	167,955	3,945,263
Morgan Stanley	115,320	3,413,472
State Street Corp.	66,900	2,912,826

		12,685,973

Commercial Banks 4.3%
Comerica, Inc.	68,800	2,034,416
Fifth Third Bancorp	256,500	2,500,875
SunTrust Banks, Inc.	119,000	2,414,510
Wells Fargo & Co.	162,500	4,385,875

		11,335,676

Computers & Peripherals 1.9%
Hewlett-Packard Co.	96,400	4,965,564

Construction & Engineering 2.1%
Chicago Bridge & Iron Co. NV NYRS*	240,615	4,865,235
KBR, Inc.	30,265	575,035

		5,440,270

Consumer Finance 2.3%
American Express Co.	104,085	4,217,524
Capital One Financial Corp.	47,900	1,836,486

		6,054,010

Diversified Financial Services 7.9%
Bank of America Corp.	494,310	7,444,309
Citigroup, Inc.	1,058,411	3,503,340
JPMorgan Chase & Co.	101,100	4,212,837
Moody’s Corp.	202,300	5,421,640

		20,582,126

Electrical Equipment 1.1%
ABB Ltd. ADR*	156,340	2,986,094

Energy Equipment & Services 4.0%
National Oilwell Varco, Inc.	82,720	3,647,125
Noble Corp.	115,005	4,680,703
Weatherford International Ltd.*	119,000	2,131,290

		10,459,118

Food & Staples Retailing 0.9%
CVS Caremark Corp.	76,400	2,460,844

Health Care Equipment & Supplies 2.3%
Covidien PLC	64,570	3,092,257
Zimmer Holdings, Inc.*	50,000	2,955,500

		6,047,757

Health Care Providers & Services 3.1%
Aetna, Inc.	106,855	3,387,304
WellPoint, Inc.*	81,060	4,724,988

		8,112,292

Household Durables 1.7%
KB Home	149,600	2,046,528
Whirlpool Corp.	29,800	2,403,668

		4,450,196

Household Products 1.6%
Energizer Holdings, Inc.*	69,195	4,240,270

Independent Power Producers & Energy Traders 1.1%
NRG Energy, Inc.*	125,965	2,974,034

Industrial Conglomerates 1.5%
McDermott International, Inc.*	158,605	3,808,106

Information Technology Services 3.8%
Affiliated Computer Services, Inc., Class A*	34,000	2,029,460
Fidelity National Information Services, Inc.	151,565	3,552,684
Lender Processing Services, Inc.	105,110	4,273,772

		9,855,916

Insurance 3.9%
Assurant, Inc.	60,040	1,769,979
Berkshire Hathaway, Inc., Class B*	1,695	5,569,770
MetLife, Inc.	82,715	2,923,975

		10,263,724

Machinery 4.0%
Ingersoll-Rand PLC	101,100	3,613,314
Joy Global, Inc.	51,300	2,646,567
Terex Corp.*	216,680	4,292,431

		10,552,312

Marine 0.6%
Genco Shipping & Trading Ltd.*	63,700	1,425,606

2009 Annual Report 9

Statement of Investments (Continued)
December 31, 2009

Neuberger Berman NVIT Multi Cap Opportunities Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Media 2.4%
Cablevision Systems Corp., Class A	38,375	$990,843
McGraw-Hill Cos., Inc. (The)	159,830	5,355,903

		6,346,746

Metals & Mining 7.0%
Cliffs Natural Resources, Inc.	15,710	724,074
Freeport-McMoRan Copper & Gold, Inc.	48,755	3,914,539
Teck Resources Ltd., Class B*	179,265	6,268,897
United States Steel Corp.	38,300	2,111,096
Walter Energy, Inc.	25,395	1,912,498
Xstrata PLC*(a)	189,720	3,383,863

		18,314,967

Multiline Retail 3.1%
J.C. Penney Co., Inc.	159,150	4,234,982
Macy’s, Inc.	226,815	3,801,419

		8,036,401

Oil, Gas & Consumable Fuels 13.4%
Canadian Natural Resources Ltd.	88,600	6,374,770
Denbury Resources, Inc.*	111,405	1,648,794
EOG Resources, Inc.	38,890	3,783,997
Exxon Mobil Corp.	2,000	136,380
Peabody Energy Corp.	44,510	2,012,297
Petroleo Brasileiro SA ADR	128,610	6,132,125
Ship Finance International Ltd.	121,056	1,649,993
Southwestern Energy Co.*	97,480	4,698,536
Suncor Energy, Inc.	84,810	2,994,641
Talisman Energy, Inc.	124,815	2,326,552
XTO Energy, Inc.	73,745	3,431,355

		35,189,440

Personal Products 3.0%
Avon Products, Inc.	67,200	2,116,800
NBTY, Inc.*	132,435	5,766,220

		7,883,020

Pharmaceuticals 1.8%
Shire PLC ADR	79,400	4,660,780

Road & Rail 0.5%
Norfolk Southern Corp.	26,100	1,368,162

Software 3.5%
Check Point Software Technologies*	77,350	2,620,618
Microsoft Corp.	83,725	2,552,775
Oracle Corp.	156,940	3,851,308

		9,024,701

Specialty Retail 1.7%
Best Buy Co., Inc.	91,395	3,606,447
Lowe’s Cos., Inc.	37,700	881,803

		4,488,250

Total Common Stocks (cost $231,675,658)		256,752,216

Preferred Stocks 0.1%

Diversified Financial Services 0.1%
Bank of America Corp.*	20,200	301,384

Total Preferred Stocks (cost $303,000)		301,384

Mutual Fund 2.1%

Money Market Fund 2.1%
Invesco AIM Liquid Assets Portfolio, 0.18% (b)	5,499,865	5,499,865

Total Mutual Fund (cost $5,499,865)		5,499,865

Total Investments (cost $237,478,523) (c) — 100.2%		262,553,465

Liabilities in excess of other assets — (0.2%)		(408,927)

NET ASSETS — 100.0%		$262,144,538

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	Represents 7-day effective yield as of December 31, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

Ltd.	Limited

NV	Public Traded Company

NYRS	New York Registry Shares

PLC	Public Limited Company

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2009

Statement of Assets and Liabilities
December 31, 2009

Neuberger Berman
NVIT Multi Cap
Opportunities
Fund

Assets:
Investments, at value (cost $237,478,523)	$262,553,465
Cash	11,325
Interest and dividends receivable	136,113
Receivable for capital shares issued	5,520
Prepaid expenses and other assets	23

Total Assets	262,706,446

Liabilities:
Payable for capital shares redeemed	341,991
Accrued expenses and other payables:
Investment advisory fees	141,080
Fund administration fees	9,440
Distribution fees	2,333
Administrative services fees	29,308
Accounting and transfer agent fees	1,108
Trustee fees	2,894
Custodian fees	222
Compliance program costs (Note 3)	2,183
Professional fees	8,934
Printing fees	9,483
Other	12,932

Total Liabilities	561,908

Net Assets	$262,144,538

Represented by:
Capital	$233,742,848
Accumulated undistributed net investment income	11,164
Accumulated net realized gains from investment transactions	3,315,584
Net unrealized appreciation/(depreciation) from investments	25,074,942

Net Assets	$262,144,538

Net Assets:
Class I Shares	$250,604,126
Class II Shares	11,540,412

Total	$262,144,538

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	29,647,130
Class II Shares	1,373,003

Total	31,020,133

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.45
Class II Shares	$8.41

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statement of Operations
For the Year Ended December 31, 2009

Neuberger Berman
NVIT Multi Cap
Opportunities
Fund

INVESTMENT INCOME:
Interest income	$2,437
Dividend income	1,080,165
Foreign tax withholding	(7,238)

Total Income	1,075,364

EXPENSES:
Investment advisory fees	601,061
Fund administration fees	40,446
Distribution fees Class II Shares	13,841
Administrative services fees Class I Shares	141,834
Administrative services fees Class II Shares	449
Professional fees	20,365
Printing fees	28,966
Trustee fees	3,764
Custodian fees	2,520
Accounting and transfer agent fees	3,493
Compliance program costs (Note 3)	2,179
Other	14,091

Total expenses before earnings credit	873,009
Earnings credit (Note 4)	(19)

Net Expenses	872,990

NET INVESTMENT INCOME	202,374

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	4,006,069
Net realized losses from foreign currency transactions (Note 2)	(6,412)

Net realized gains from investments and foreign currency translations	3,999,657

Net change in unrealized appreciation/(depreciation) from investments	25,941,060
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	3

Net change in unrealized appreciation/(depreciation) from investments and translations of assets and liabilities denominated in foreign currencies	25,941,063

Net realized/unrealized gains from investments and foreign currency translations	29,940,720

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$30,143,094

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statements of Changes in Net Assets

	Neuberger Berman NVIT Multi Cap Opportunities Fund

	Year Ended	Period Ended
	December 31, 2009	December 31, 2008 (a)
Operations:
Net investment income	$202,374	$9,152
Net realized gains/(losses) from investment and foreign currency translations	3,999,657	(156,621)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	25,941,063	(866,121)

Change in net assets resulting from operations	30,143,094	(1,013,590)

Distributions to Shareholders From:
Net investment income:
Class I	(171,596)	–
Class II	–	–
Net realized gains:
Class I	(542,839)	–
Class II	(24,213)	–

Change in net assets from shareholder distributions	(738,648)	–

Change in net assets from capital transactions	231,123,756	2,629,926

Change in net assets	260,528,202	1,616,336

Net Assets:
Beginning of year	1,616,336	–

End of year	$262,144,538	$1,616,336

Accumulated undistributed net investment income (loss) at end of year	$11,164	$(85)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$16,062,717	$1,542,693
Proceeds from in-kind transactions (Note 8)	232,822,777	–
Dividends reinvested	714,435	–
Cost of shares redeemed	(26,913,011)	(223,221)

Total Class I	222,686,918	1,319,472

Class II Shares
Proceeds from shares issued	9,389,246	1,770,915
Dividends reinvested	24,213	–
Cost of shares redeemed	(976,621)	(460,461)

Total Class II	8,436,838	1,310,454

Change in net assets from capital transactions:	$231,123,756	$2,629,926

SHARE TRANSACTIONS:
Class I Shares
Issued	2,246,784	164,089
Issued in in-kind transactions (Note 8)	30,643,846	–
Reinvested	84,250	–
Redeemed	(3,463,303)	(28,536)

Total Class I Shares	29,511,577	135,553

Class II Shares
Issued	1,348,284	210,907
Reinvested	2,872	–
Redeemed	(135,215)	(53,845)

Total Class II Shares	1,215,941	157,062

Total change in shares	30,727,518	292,615

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Neuberger Berman NVIT Multi Cap Opportunities Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Net Assets (b),(c)	Turnover (d)
Class I Shares
Year Ended December 31, 2009 (e)	$5.54	0.02	2.92	2.94	(0.01)	(0.02)	(0.03)	$8.45	52.96%	$250,604,126	0.86%	0.21%	0.86%	85.68%
Period Ended December 31, 2008 (e)(f)	$10.00	0.05	(4.51)	(4.46)	–	–	–	$5.54	(44.70%)	$750,526	0.78%	0.84%	1.93%	25.43%

Class II Shares
Year Ended December 31, 2009 (e)	$5.51	0.01	2.91	2.92	–	(0.02)	(0.02)	$8.41	52.96%	$11,540,412	1.00%	0.11%	1.05%	85.68%
Period Ended December 31, 2008 (e)(f)	$10.00	0.04	(4.53)	(4.49)	–	–	–	$5.51	(44.90%)	$865,810	1.10%	0.68%	2.30%	25.43%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Neuberger Berman NVIT Multi Cap Opportunities Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of

2009 Annual Report 15

Notes to Financial Statements (Continued)
December 31, 2009

factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$253,368,353	$3,383,863	$—	$256,752,216

Preferred Stocks	—	301,384	—	301,384

Mutual Fund	5,499,865	—	—	5,499,865

Total	$258,868,218	$3,685,247	$—	$262,553,465

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

16 Annual Report 2009

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund translates foreign currency transactions into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. The fluctuations are included in the net realized and unrealized gain or loss shown on the Statement of Operations.

(c)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty. As of December 31, 2009 the Fund did not hold any repurchase agreements.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(f)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding

2009 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2009

how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of Neuberger Berman Asset Management, LLC, the subadviser for the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

All Assets	0.60%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadviser $350,294 for the year ended December 31, 2009.

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding 0.75% for Class I and Class II shares of the Fund until April 30, 2010.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will

18 Annual Report 2009

be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

As of December 31, 2009, the cumulative potential reimbursements, listed by the year in which NFA waived or reimbursed fees or expenses to the Fund, are:

Period Ended	Fiscal Year
2008	2009
Amount (a)	Amount	Total

$13,634	$—	$13,634

(a)	For the period March 25, 2008 (commencement of operations) to December 31, 2008.
Amounts designated as “—” are zero or have been rounded to zero.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II of the Fund.

For the year ended December 31, 2009, NFS received $142,283 in Administrative services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $2,179.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25% of Class II of the Fund.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $310,020,693 and sales of $84,447,072 (excluding short-term securities).

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

20 Annual Report 2009

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

8. Other

During the year-ended December 31, 2009, the Fund issued 6,898,027 shares of beneficial interest in exchange for securities tendered to the Fund by the purchaser of such shares. The securities with a market value of $52,425,006, were tendered by the purchaser as in-kind consideration for the purchase of shares of beneficial interest of the Fund on August 14, 2009.

During the year-ended December 31, 2009, the Fund issued 23,331,397 shares of beneficial interest in exchange for securities tendered to the Fund by the purchaser of such shares. The securities with a market value of $177,318,617, were tendered by the purchaser as in-kind consideration for the purchase of shares of beneficial interest of the Fund on August 14, 2009.

During the year-ended December 31, 2009, the Fund issued 414,422 shares of beneficial interest in exchange for securities tendered to the Fund by the purchaser of such shares. The securities with a market value of $3,079,154, were tendered by the purchaser as in-kind consideration for the purchase of shares of beneficial interest of the Fund on September 2, 2009.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$738,648	$—	$738,648	$—	$738,648

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the period ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$—	$—	$—	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$3,654,588	$—	$3,654,588	$—	$(36,861)	$24,783,963	$28,401,690

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$237,769,502	$29,948,398	$(5,164,435)	$24,783,963

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2009, the Fund deferred to January 1, 2010, post-October capital losses in the amount of $36,861.

10. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

22 Annual Report 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Neuberger Berman NVIT Multi Cap Opportunities Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009 and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period March 25, 2008 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

2009 Annual Report 23

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 16.33%.

24 Annual Report 2009

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

2009 Annual Report 25

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

26 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

2009 Annual Report 27

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

28 Annual Report 2009

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2009 Annual Report 29

Neuberger Berman NVIT Socially Responsible Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information

25	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-SR (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. This can cause the Fund to underperform other funds that use different investing styles.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Small- and mid-sized company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

2 Annual Report 2009

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Neuberger Berman Management LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Neuberger Berman Management LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

Neuberger Berman NVIT Socially Responsible Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the Neuberger Berman NVIT Socially Responsible Fund (Class II at NAV) returned 31.27% versus 26.46% for its benchmark, the Standard & Poor’s 500® (S&P 500) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Multi-Cap Growth Funds (consisting of 120 funds as of December 31, 2009) was 40.72% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Positive contributors to Fund performance during the reporting period included Fund holding Scripps Networks Interactive, Inc., best known for its Food and Home and Garden cable television networks. Despite a challenging advertising environment, we believe Scripps Networks Interactive is likely to have grown its business during the reporting period due to consumers’ strong affinity to its brands.

Fund holding Newfield Exploration Co., a natural gas exploration and production company, was another top performer for the Fund. Until recently, investors had underappreciated the potential value of Newfield Exploration’s production acreage. Newfield’s stock price bounced off depressed lows when the energy sector rebounded and as the company’s long-term growth potential became better recognized.

Fund holding Altera Corp., a long-term core semiconductor holding, also performed well for the Fund. Because of the value proposition of its product line, Altera’s revenue held up better than that of its peers, which supported the stock during 2009’s early weakness and throughout the subsequent rally.

What areas of investment detracted from Fund performance?

Detractors from Fund performance during the reporting period included the Fund’s holdings in biotechnology firm Genzyme Corp.; manufacturing issues hurt Genzyme’s ability to serve customers and might have eased competitors’ path to entry. The Fund holding UnitedHealthcare, was hurt by operating challenges and uncertainty about health-care reform. Other poor performers for the Fund included holdings in Liberty Global, Inc., a provider of cable television programming and telephone and Internet service, and BorgWarner Inc., a leading power train manufacturer for the automotive industry.

What is your outlook for the near term?

While we believe we will see several more quarters of stronger-than-expected economic growth driven by inventory restocking, the longer-term outlook remains uncertain. For instance, elevated unemployment is likely to constrain consumer spending. Also, many industrialized nations appear to need to address serious fiscal problems, which may eventually lead to spending cuts and higher taxes. At some point, these factors may influence economic growth. We think their effect may be felt as the benefits of the inventory replenishment cycle wind down.

Subadviser:
Neuberger Berman Management LLC

Portfolio Managers:
Arthur Moretti, CFA and Ingrid Dyott

2009 Annual Report 5

Fund Performance	Neuberger Berman NVIT Socially Responsible Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	Inception[2]

Class I	31.53%	-8.66%

Class II	31.27%	-8.78%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 25, 2008.

Expense Ratios

	Gross
	Expense	Expense
	Ratio*	Ratio*

Class I	0.83%	0.83%

Class II	1.08%	0.92%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Neuberger Berman NVIT Socially Responsible Fund versus performance of the Standard & Poor’s 500 Index (S&P 500)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	Neuberger Berman NVIT Socially Responsible Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
Neuberger Berman NVIT			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Socially Responsible Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class I Shares	Actual		1,000.00	1,202.50	4.39	0.79
	Hypothetical	[b]	1,000.00	1,021.22	4.02	0.79

Class II Shares	Actual		1,000.00	1,202.20	4.88	0.88
	Hypothetical	[b]	1,000.00	1,020.77	4.48	0.88

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	Neuberger Berman NVIT Socially Responsible Fund
December 31, 2009

Asset Allocation

Common Stocks	97.9%
Mutual Fund	2.2%
Liabilities in excess of other assets	(0.1%)

100.0%

Top Industries†

Media	11.7%
Oil, Gas & Consumable Fuels	10.8%
Electronic Equipment, Instruments & Components	7.9%
Capital Markets	7.2%
Semiconductors & Semiconductor Equipment	6.8%
Pharmaceuticals	6.3%
Insurance	5.2%
Software	4.5%
Machinery	4.5%
Industrial Conglomerates	4.1%
Other Industries	31.0%

100.0%

Top Holdings†

Altera Corp.	4.9%
Washington Post Co. (The), Class B	4.8%
Danaher Corp.	4.5%
Newfield Exploration Co.	4.5%
Intuit, Inc.	4.5%
Charles Schwab Corp. (The)	4.1%
3M Co.	4.1%
Scripps Networks Interactive, Inc., Class A	4.1%
National Instruments Corp.	4.0%
Anixter International, Inc.	3.9%
Other Holdings	56.6%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

Neuberger Berman NVIT Socially Responsible Fund

Common Stocks 97.9%

	Shares	Market Value

Automobiles 1.8%
Toyota Motor Corp. ADR	61,030	$5,136,285

Capital Markets 7.2%
Bank of New York Mellon Corp. (The)	318,175	8,899,355
Charles Schwab Corp. (The)	642,475	12,091,379

		20,990,734

Chemicals 4.0%
Novozymes AS, Class B (a)	31,600	3,287,592
Praxair, Inc.	102,455	8,228,161

		11,515,753

Commercial Services & Supplies 1.9%
Herman Miller, Inc.	353,580	5,650,208

Electronic Equipment, Instruments & Components 7.9%
Anixter International, Inc.*	244,380	11,510,298
National Instruments Corp.	391,840	11,539,688

		23,049,986

Energy Equipment & Services 3.0%
Smith International, Inc.	321,395	8,732,302

Food Products 3.0%
JM Smucker Co. (The)	142,750	8,814,812

Household Products 1.9%
Procter & Gamble Co. (The)	90,210	5,469,432

Industrial Conglomerates 4.1%
3M Co.	145,380	12,018,565

Insurance 5.2%
Markel Corp.*	18,085	6,148,900
Progressive Corp. (The)	495,505	8,914,135

		15,063,035

Internet Software & Services 3.7%
Yahoo!, Inc.*	644,350	10,812,193

Life Sciences Tools & Services 3.1%
Millipore Corp.	126,300	9,137,805

Machinery 4.5%
Danaher Corp.	175,840	13,223,168

Media 11.7%
Comcast Corp., Special Class A	516,560	8,270,126
Scripps Networks Interactive, Inc., Class A	286,255	11,879,582
Washington Post Co. (The), Class B	32,150	14,133,140

		34,282,848

Multi-Utilities 2.6%
National Grid PLC ADR	141,489	7,694,172

Oil, Gas & Consumable Fuels 10.8%
BG Group PLC (a)	572,449	10,336,309
Cimarex Energy Co.	148,415	7,861,542
Newfield Exploration Co.*	274,155	13,222,496

		31,420,347

Pharmaceuticals 6.3%
Novo Nordisk AS, Class B (a)	87,130	5,562,528
Novo Nordisk AS ADR	86,380	5,515,363
Roche Holding AG (a)	1,833	313,467
Roche Holding AG ADR	167,780	7,080,316

		18,471,674

Professional Services 1.2%
ICF International, Inc.*	135,470	3,630,596

Road & Rail 2.7%
Canadian National Railway Co.	144,295	7,843,876

Semiconductors & Semiconductor Equipment 6.8%
Altera Corp.	636,370	14,401,053
Texas Instruments, Inc.	208,840	5,442,370

		19,843,423

Software 4.5%
Intuit, Inc.*	430,415	13,218,045

Total Common Stocks (cost $277,366,532)		286,019,259

Mutual Fund 2.2%

Money Market Fund 2.2%
Invesco AIM Liquid Assets Portfolio, 0.18% (b)	6,331,930	6,331,930

Total Mutual Fund (cost $6,331,930)		6,331,930

Total Investments (cost $283,698,462) (c) — 100.1%		292,351,189

Liabilities in excess of other assets — (0.1%)		(309,790)

NET ASSETS — 100.0%		$292,041,399

*	Non-income producing security.

(a)	Fair Valued Security.

(b)	Represents 7-day effective yield as of December 31, 2009.
(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

2009 Annual Report 9

Statement of Investments (Continued)
December 31, 2009

Neuberger Berman NVIT Socially Responsible Fund (Continued)

ADR	American Depositary Receipt
AG	Stock Corporation
AS	Stock Corporation
PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2009

Statement of Assets and Liabilities
December 31, 2009

Neuberger Berman
NVIT Socially
Responsible Fund

Assets:
Investments, at value (cost $283,698,462)	$292,351,189
Cash	34,314
Foreign currencies, at value (cost $4,251)	4,291
Interest and dividends receivable	228,297
Receivable for capital shares issued	977
Reclaims receivable	11,515
Prepaid expenses and other assets	1,425

Total Assets	292,632,008

Liabilities:
Payable for investments purchased	315,826
Payable for capital shares redeemed	24,675
Accrued expenses and other payables:
Investment advisory fees	159,086
Fund administration fees	10,524
Distribution fees	21,556
Administrative services fees	13,505
Accounting and transfer agent fees	967
Trustee fees	2,238
Custodian fees	1,633
Compliance program costs (Note 3)	1,564
Professional fees	11,804
Printing fees	15,312
Other	11,919

Total Liabilities	590,609

Net Assets	$292,041,399

Represented by:
Capital	$359,630,293
Accumulated undistributed net investment income	1,564
Accumulated net realized losses from investment and foreign currency transactions	(76,241,529)
Net unrealized appreciation/(depreciation) from investments	8,652,727
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(1,656)

Net Assets	$292,041,399

Net Assets:
Class I Shares	$6,215,347
Class II Shares	285,826,052

Total	$292,041,399

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	737,152
Class II Shares	33,931,030

Total	34,668,182

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.43
Class II Shares	$8.42

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statement of Operations
For the Year Ended December 31, 2009

Neuberger Berman
NVIT Socially
Responsible Fund

INVESTMENT INCOME:
Dividend income	$3,444,314
Foreign tax withholding	(21,642)

Total Income	3,422,672

Expenses:
Investment advisory fees	1,866,775
Fund administration fees	119,909
Distribution fees Class II Shares	701,640
Administrative services fees Class I Shares	3,276
Administrative services fees Class II Shares	140,739
Professional fees	43,490
Printing fees	51,231
Trustee fees	9,264
Custodian fees	12,344
Accounting and transfer agent fees	3,020
Other	14,045

Total expenses before earnings credit and expenses waived/reimbursed	2,965,733
Earnings credit (Note 4)	(563)
Distribution fees voluntarily waived — Class II (Note 3)	(449,055)
Expenses reimbursed by adviser (Note 3)	(82,127)

Net Expenses	2,433,988

NET INVESTMENT INCOME	988,684

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(56,948,086)
Net realized gains from foreign currency transactions (Note 2)	3,327

Net realized losses from investments and foreign currency translations	(56,944,759)

Net change in unrealized appreciation/(depreciation) from investments	132,828,878
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	644

Net change in unrealized appreciation/(depreciation) from investments and translations of assets and liabilities denominated in foreign currencies	132,829,522

Net realized/unrealized gains from investments and foreign currency translations	75,884,763

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$76,873,447

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statements of Changes in Net Assets

	Neuberger Berman NVIT
	Socially Responsible Fund

	Year Ended	Period Ended
	December 31, 2009	December 31, 2008 (a)
Operations:
Net investment income	$988,684	$735,346
Net realized losses from investment and foreign currency translations	(56,944,759)	(19,218,486)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	132,829,522	(124,178,451)

Change in net assets resulting from operations	76,873,447	(142,661,591)

Distributions to Shareholders From:
Net investment income:
Class I	(27,826)	(28,910)
Class II	(1,035,183)	(756,019)
Return of Capital:
Class I	(3,002)	–
Class II	(111,677)	–

Change in net assets from shareholder distributions	(1,177,688)	(784,929)

Change in net assets from capital transactions	(49,248,711)	409,040,871

Change in net assets	26,447,048	265,594,351

Net Assets:
Beginning of year	265,594,351	–

End of year	$292,041,399	$265,594,351

Accumulated undistributed net investment income at end of year	$1,564	$25,431

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,340,897	$13,822,130
Dividends reinvested	30,828	28,910
Cost of shares redeemed	(4,608,460)	(2,066,196)

Total Class I	(3,236,735)	11,784,844

Class II Shares
Proceeds from shares issued	39,365,588	23,592,269
Proceeds from in-kind transactions (Note 8)	–	388,439,904
Dividends reinvested	1,146,860	756,019
Cost of shares redeemed	(86,524,424)	(15,532,165)

Total Class II	(46,011,976)	397,256,027

Change in net assets from capital transactions:	$(49,248,711)	$409,040,871

SHARE TRANSACTIONS:
Class I Shares
Issued	205,750	1,486,410
Reinvested	4,450	4,546
Redeemed	(717,957)	(246,047)

Total Class I Shares	(507,757)	1,244,909

Class II Shares
Issued	6,345,462	1,275,170
Issued from in-kind transactions (Note 8)	–	40,590,898
Reinvested	167,827	122,027
Redeemed	(12,589,492)	(1,980,862)

Total Class II Shares	(6,076,203)	40,007,233

Total change in shares	(6,583,960)	41,252,142

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Neuberger Berman NVIT Socially Responsible Fund

		Operations			Distributions				Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Return	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	of Capital	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Net Assets (b)(c)	Turnover (d)
Class I Shares
Year Ended December 31, 2009 (e)	$6.44	0.03	1.99	2.02	(0.03)	—	(0.03)	$8.43	31.53%	$6,215,347	0.76%	0.43%	0.79%	45.46%
Period Ended December 31, 2008 (f)	$10.00	0.04	(3.56)	(3.52)	(0.04)	—	(0.04)	$6.44	(35.25%)	$8,022,553	0.82%	0.74%	0.93%	38.63%

Class II Shares
Year Ended December 31, 2009 (e)	$6.44	0.02	1.99	2.01	(0.03)	—	(0.03)	$8.42	31.27%	$285,826,052	0.85%	0.34%	0.93%	45.46%
Period Ended December 31, 2008 (f)	$10.00	0.04	(3.56)	(3.52)	(0.04)	—	(0.04)	$6.44	(35.27%)	$257,571,798	0.91%	0.59%	1.07%	38.63%
Amount shown as “-” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Neuberger Berman NVIT Socially Responsible Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of

2009 Annual Report 15

Notes to Financial Statements (Continued)
December 31, 2009

the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$266,519,363	$19,499,896	$—	$286,019,259

Mutual Fund	6,331,930	—	—	6,331,930

Total	$272,851,293	$19,499,896	$—	$292,351,189

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

16 Annual Report 2009

(b)	Credit Derivatives

The Fund is subject to the provisions of ASC 815, “Derivatives and Hedging” (formerly known as SFAS 133). In September 2008, the FASB amended ASC 815-10 (formerly known as FSP FAS 133-1). ASC 815-10, which is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives, requires financial disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments and disclosures of the current status of the payment performance risk of a guarantee. Management has concluded that adoption of the amendments did not impact the Fund’s financial statement disclosures.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund translates foreign currency transactions into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. The fluctuations are included in the net realized and unrealized gain or loss shown on the Statement of Operations.

(d)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty. As of December 31, 2009 the Fund did not hold any repurchase agreements.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications

2009 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2009

have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(g)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of Neuberger Berman Management, LLC, the subadviser for the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

18 Annual Report 2009

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

All Assets	0.65%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadviser $1,005,183 for the year ended December 31, 2009.

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding 0.78% for Class I and Class II of the Fund until at least April 30, 2010:

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

As of December 31, 2009, the cumulative potential reimbursements, listed by the year in which NFA waived or reimbursed fees or expenses to the Fund, are:

Period Ended	Fiscal Year
2008	2009
Amount (a)	Amount	Total

$4,126	$82,127	$86,253

(a)	For the period March 25, 2008 (commencement of operations) through December 31, 2008.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Funds (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2009, NFS received $144,015 in Administrative services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund did not incur a portion of such costs.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25% for Class II of the Fund. Until August 1, 2009, the Trust and NFD had entered into a written contract waiving 0.16% of these fees for Class II. During the year ended December 31, 2009, the fees waived amounted to $449,055.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

20 Annual Report 2009

5. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $126,450,357 and sales of $174,146,682 (excluding short-term securities).

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Social Policy Risk. The Fund’s social policy may cause it to under perform similar mutual funds that do not have a social policy. This can occur because:

•	undervalued stocks that do not meet the social criteria could outperform those that do;

•	economic or political changes could make certain companies less attractive for investment; or

•	the social policy could cause the Fund to sell or avoid stocks that subsequently perform well.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

8. Other

During the period ended December 31, 2008, the Fund issued 40,590,898 shares of beneficial interest in exchange for in-kind securities tendered to the Fund by the purchaser of such shares. The securities were used by the purchaser as in-kind consideration for the purchase of shares of beneficial interest on August 11, 2008, with a market value of $388,439,904.

9. Federal Tax Information

The tax character of distributions paid during the period ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$1,063,009	$—	$1,063,009	$114,679	$1,177,688

Amounts designated as “—” are zero or have been rounded to zero.

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

The tax character of distributions paid during the fiscal period ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$784,929	$—	$784,929	$—	$784,929

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$—	$—	$—	$—	$(73,592,266)	$6,003,372	$(67,588,894)

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to wash sales and forward contracts mark to market.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$286,347,725	$23,235,510	($17,232,046)	$6,003,464

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contributions:

Amount	Expires

$10,452,705	2017

$56,294,803	2018

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2009, the Fund deferred to January 1, 2010 post-October capital losses in the amount of $6,844,758.

10. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

22 Annual Report 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Neuberger Berman NVIT Socially Responsible Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009 and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period March 25, 2008 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

2009 Annual Report 23

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100%.

24 Annual Report 2009

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

2009 Annual Report 25

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

26 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

2009 Annual Report 27

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

28 Annual Report 2009

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2009 Annual Report 29

NVIT Investor Destinations Moderate Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

11	Statement of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Supplemental Information

26	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-ID-MOD (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder:

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Investor Destinations Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and initial public offerings (IPOs).

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of

2 Annual Report 2009

investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index: An unmanaged index that represents the mid-capitalization segment of the U.S. equity universe; comprises the smallest 800 U.S. companies in the Russell 1000® Index, which measures the performance of the stocks of the largest 1,000 U.S. companies, based on market capitalization.

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Variable Insurance Trust Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Fund Advisors.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is affiliated with Nationwide Fund Advisors.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report  3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Investor Destinations
Moderate Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Investor Destinations Moderate Fund (Class II at NAV) ) returned 19.14% versus 17.54% for its composite benchmark, which consists of 60% Standard & Poor’s 500® (S&P 500) Index, 25% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 15% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 179 funds as of December 31, 2009) was 22.97% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, all eight underlying investments within the Fund posted positive returns. The NVIT S&P 500 Index Fund and the NVIT International Index Fund (with allocations within the Fund of approximately 30% and 15%, respectively) provided the most positive relative returns for the Fund, gaining 26.19% and 29.07%, respectively, during the reporting period. All 10 sectors within the S&P 500 Index recorded positive returns during the reporting period; the information technology sector led the way with 61.71%. A strong rebound in international developed market stocks propelled the NVIT International Index Fund to a respectable gain. All of the 21 country markets tracked by the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index produced gains during the reporting period; Norway was the largest contributor, posting a return of 87.1%, followed by Australia, with 76.4%, and Singapore, with 74.0%.

What areas of investment detracted from Fund performance?

The smallest relative contribution to the Fund came from the NVIT Money Market Fund, which returned only 0.09% (with an allocation within the Fund of approximately 5%). During the reporting period, yields on money funds were pressured by historically low interest rates on short-term investments — a reflection of the Federal Reserve Board’s efforts to create a favorable environment for U.S. companies and the equity markets.

What is your outlook for the near term?

In considering the markets ahead of us, we think a look back is instructive. We witnessed two very different market environments during the reporting period. January through early March was characterized by the continued deterioration of financial and economic conditions on a global scale that was experienced in 2008. Virtually all equity markets declined dramatically, and investor selling was largely indiscriminate as investors fled from nearly all asset classes with the exception of U.S. Treasury bonds. In March 2009, however, global equity markets began rallying on the back of new initiatives from the U.S. government, improving economic data and strengthening corporate earnings. We believe the current rally may lead to a return of a more normal market environment, at least as viewed from a historical perspective. Market volatility levels appear to have subsided, liquidity appears to have increased in the credit markets, and investor confidence seems to have improved.

2009 Annual Report  5

NVIT Investor Destinations
Moderate Fund Continued

The table below lists the target allocation as of December 31, 2009, for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period.

NVIT Investor Destinations Moderate Fund
Performance of Underlying Investments for the Periods Ended December 31, 2009

		Target	1-year	5-year	Since	Inception
Asset Class	Underlying Investment	Allocation*	Return	Return	Inception	Date

Large-Cap Stocks	NVIT S&P 500 Index Fund	30%	26.19%	N/A	−2.47%	4/28/2006

Bonds	NVIT Bond Index Fund	25%	5.77%	N/A	5.30%	10/12/2007

	Nationwide Contract	5%	3.76%	3.85%	3.85%	3/30/2000

	NVIT Enhanced Income Fund	5%	2.70%	N/A	3.01%	4/19/2007

International Stocks	NVIT International Index Fund	15%	29.07%	N/A	−3.13%	4/28/2006

Mid-Cap Socks	NVIT Mid Cap Index Fund	10%	36.96%	N/A	−0.77%	4/28/2006

Small-Cap Stocks	NVIT Small Cap Index Fund	5%	26.95%	N/A	−8.35%	10/12/2007

Money Market	NVIT Money Market Fund	5%	0.09%	N/A	5.30%	4/28/2006

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class Y shares for each underlying investment except the Nationwide Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized.

*Target allocations for each underlying investment are as of December 31, 2009. Due primarily to market activity, actual allocations may vary. Day-to-day market activity will likely cause the Fund’s asset allocations to fluctuate from the stated target. Under ordinary circumstances, the Adviser will periodically rebalance the assets of each Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Fund’s prospectus.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

6 Annual Report 2009

Fund Performance	NVIT Investor Destinations Moderate Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	5 Yr.	Inception[2]

Class II3	19.14%	2.55%	3.89%

Class VI4	19.37%	2.60%	3.92%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on December 12, 2001.

[3]	As of April 30, 2004, all existing shares were designated Class II shares.

[4]	These returns were achieved prior to the creation of Class VI (April 30, 2004) shares and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Expense Ratios

Expense
Ratio*

Class II	0.84%

Class VI	0.84%

*	As of December 31, 2009. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Nationwide NVIT Investor Destinations Moderate Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index)(a), S&P 500 Index(b), the Citigroup 3-Month T-Bill Index(c), the Moderate Composite Index(d) and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

2009 Annual Report 7

Fund Performance	NVIT Investor Destinations Moderate Fund
Continued

(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Moderate Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderate Composite is a combination of S&P 500 Index (60%), Barclays Capital U.S. Aggregate Bond Index (25%) and Citigroup 3-Month T-Bill Index (15%).

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

8 Annual Report 2009

Shareholder	NVIT Investor Destinations Moderate Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
December 31, 2009

			Beginning	Ending	Expenses Paid	Annualized
			Account Value ($)	Account Value ($)	During Period ($)	Expense Ratio (%)
NVIT Investor Destinations Moderate Fund			07/01/09	12/31/09	07/01/09 - 12/31/09[a,b]	07/01/09 - 12/31/09[a,b]

Class II Shares	Actual		1,000.00	1,144.90	3.03	0.56
	Hypothetical	[c]	1,000.00	1,022.38	2.85	0.56

Class VI Shares	Actual		1,000.00	1,145.60	3.03	0.56
	Hypothetical	[c]	1,000.00	1,022.38	2.85	0.56

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 9

Portfolio Summary	NVIT Investor Destinations Moderate Fund
December 31, 2009

Asset Allocation

Equity Funds	60.1%
Fixed Income Funds	30.7%
Fixed Contract	6.3%
Money Market Fund	3.0%
Liabilities in excess of other assets	(0.1%)

100.0%

Top Holdings†

NVIT S&P 500 Index Fund, Class Y	30.0%
NVIT Bond Index Fund, Class Y	24.9%
NVIT International Index Fund, Class Y	13.6%
NVIT Mid Cap Index Fund, Class Y	9.9%
Nationwide Fixed Contract	6.3%
NVIT Enhanced Income Fund, Class Y	5.7%
NVIT Small Cap Index Fund, Class Y	5.0%
NVIT Money Market Fund, Class Y	3.0%
Nationwide International Index Fund, Institutional Class	1.6%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2009

Statement of Investments
December 31, 2009

NVIT Investor Destinations Moderate Fund

Mutual Funds 93.8%

	Shares	Market Value

Equity Funds 60.1%
Nationwide International Index Fund, Institutional Class (a)	6,303,514	$44,628,881
NVIT International Index Fund, Class Y (a)	46,349,554	376,358,376
NVIT Mid Cap Index Fund, Class Y (a)	18,647,679	276,358,604
NVIT S&P 500 Index Fund, Class Y (a)	107,472,445	831,836,726
NVIT Small Cap Index Fund, Class Y (a)	18,477,692	139,321,797

Total Equity Funds (cost $1,874,932,868)		1,668,504,384

Fixed Income Funds 30.7%
NVIT Bond Index Fund, Class Y (a)	67,709,306	691,312,019
NVIT Enhanced Income Fund, Class Y (a)	15,969,429	159,534,592

Total Fixed Income Funds (cost $840,526,505)		850,846,611

Money Market Fund 3.0%
NVIT Money Market Fund, Class Y, 0.00% (cost $83,248,871) (a)(b)	83,248,871	83,248,871

Total Mutual Fund (cost $83,248,871)		83,248,871

Total Mutual Funds (cost $2,798,708,244)		2,602,599,866

Fixed Contract 6.3%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.75%, (a)(c)	$173,521,179	$173,521,179

Total Fixed Contract (cost $173,521,179)		173,521,179

Total Investments (cost $2,972,229,423) (d) — 100.1%		2,776,121,045

Liabilities in excess of other assets — (0.1)%		(1,484,930)

NET ASSETS — 100.0%		$2,774,636,115

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of December 31, 2009.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statement of Assets and Liabilities
December 31, 2009

NVIT Investor Destinations
Moderate Fund

Assets:
Investments in affiliated funds, at value (cost $2,972,229,423)	$2,776,121,045
Cash	110,231
Interest and dividends receivable	36,073
Receivable for investments sold	992,076
Receivable for capital shares issued	191,845
Prepaid expenses and other assets	13,714

Total Assets	2,777,464,984

Liabilities:
Payable for capital shares redeemed	1,294,152
Accrued expenses and other payables:
Investment advisory fees	307,889
Administrative services fees	587,244
Distribution fees	373,484
Accounting and transfer agent fees	1,768
Trustee fees	23,950
Custodian fees	15,926
Compliance program costs (Note 3)	16,897
Professional fees	132,378
Printing fees	31,329
Other	43,852

Total Liabilities	2,828,869

Net Assets	$2,774,636,115

Represented by:
Capital	$2,990,960,075
Accumulated undistributed net investment income	17,791,332
Accumulated net realized losses from investment transactions	(38,006,914)
Net unrealized appreciation/(depreciation) from investments in affiliated funds	(196,108,378)

Net Assets	$2,774,636,115

Net Assets:
Class II Shares	$2,753,893,536
Class VI Shares	20,742,579

Total	$2,774,636,115

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	283,534,544
Class VI Shares	2,145,782

Total	285,680,326

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$9.71
Class VI Shares	$9.67

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statement of Operations
For the Year Ended December 31, 2009

NVIT Investor Destinations Moderate Fund

INVESTMENT INCOME:
Interest income from affiliated funds	$7,445,918
Dividend income from affiliated funds	61,397,006

Total Income	68,842,924

Expenses:
Investment advisory fees	3,174,817
Distribution fees Class II Shares	6,050,254
Distribution fees Class VI Shares	43,388
Administrative services fees Class II Shares	3,631,021
Administrative services fees Class VI Shares	26,028
Professional fees	389,394
Printing fees	89,619
Trustee fees	81,991
Custodian fees	92,955
Compliance program costs (Note 3)	9,443
Other	140,196

Total expenses before earnings credit	13,729,106
Earnings credit (Note 5)	(97)

Net Expenses	13,729,009

NET INVESTMENT INCOME	55,113,915

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from affiliated funds	9,138,182
Net realized losses from investment transactions with affiliated funds	(132,343,370)

Net realized losses from investment transactions with affiliated funds	(123,205,188)

Net change in unrealized appreciation/(depreciation) from investments with affiliated funds	516,256,584

Net realized/unrealized gains from affiliated fund investments	393,051,396

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$448,165,311

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Statements of Changes in Net Assets

	NVIT Investor Destinations Moderate Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$55,113,915	$64,685,768
Net realized gains/(losses) from investment	(123,205,188)	51,493,423
Net change in unrealized appreciation/(depreciation) from investments	516,256,584	(805,859,382)

Change in net assets resulting from operations	448,165,311	(689,680,191)

Distributions to Shareholders From:
Net investment income:
Class II	(37,309,718)	(75,275,469)
Class VI	(266,318)	(613,035)
Net realized gains:
Class II	(56,803,828)	(229,639,293)
Class VI	(406,694)	(1,897,309)

Change in net assets from shareholder distributions	(94,786,558)	(307,425,106)

Change in net assets from capital transactions	188,334,668	223,881,262

Change in net assets	541,713,421	(773,224,035)

Net Assets:
Beginning of year	2,232,922,694	3,006,146,729

End of year	$2,774,636,115	$2,232,922,694

Accumulated undistributed net investment income at end of year	$17,791,332	$–

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$154,354,723	$152,241,186
Proceeds from shares issued in acquisition of JPMorgan NVIT Balanced Fund (Note 9)	95,904,573	–
Dividends reinvested	94,113,670	304,914,762
Cost of shares redeemed	(157,126,263)	(235,697,430)

Total Class II	187,246,703	221,458,518

Class VI Shares
Proceeds from shares issued	6,148,683	6,802,585
Dividends reinvested	673,012	2,510,344
Cost of shares redeemed (a)	(5,733,730)	(6,890,185)

Total Class VI	1,087,965	2,422,744

Change in net assets from capital transactions:	$188,334,668	$223,881,262

SHARE TRANSACTIONS:
Class II Shares
Issued	17,809,978	14,046,967
Issued in acquisition of JPMorgan NVIT Balanced Fund (Note 9)	11,522,693	–
Reinvested	10,337,950	30,476,767
Redeemed	(18,076,647)	(22,298,134)

Total Class II Shares	21,593,974	22,225,600

Class VI Shares
Issued	665,954	591,740
Reinvested	74,332	251,727
Redeemed	(653,731)	(653,195)

Total Class VI Shares	86,555	190,272

Total change in shares	21,680,529	22,415,872

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Includes redemption fees — see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Moderate Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return	Period	Net Assets	Net Assets	Net Assets (a)	Turnover (b)
Class II Shares
Year Ended December 31, 2009 (c)	$8.46	0.20	1.39	1.59	(0.14)	(0.20)	(0.34)	$9.71	19.14%	$2,753,893,536	0.56%	2.26%	0.56%	22.60%	(d)
Year Ended December 31, 2008	$12.44	0.27	(2.98)	(2.71)	(0.31)	(0.96)	(1.27)	$8.46	(23.20%)	$2,215,598,246	0.56%	2.41%	0.56%	19.00%
Year Ended December 31, 2007	$12.28	0.32	0.38	0.70	(0.34)	(0.20)	(0.54)	$12.44	5.66%	$2,982,977,086	0.55%	2.54%	0.55%	75.27%
Year Ended December 31, 2006	$11.40	0.26	1.01	1.27	(0.28)	(0.11)	(0.39)	$12.28	11.35%	$2,503,357,787	0.57%	2.32%	0.57%	5.69%
Year Ended December 31, 2005	$11.26	0.26	0.33	0.59	(0.26)	(0.19)	(0.45)	$11.40	5.34%	$1,596,054,801	0.56%	2.41%	0.56%	4.20%

Class VI Shares
Year Ended December 31, 2009 (c)	$8.41	0.20	1.40	1.60	(0.14)	(0.20)	(0.34)	$9.67	19.37%	$20,742,579	0.56%	2.26%	0.56%	22.60%	(d)
Year Ended December 31, 2008	$12.40	0.26	(2.98)	(2.72)	(0.31)	(0.96)	(1.27)	$8.41	(23.37%)	$17,324,448	0.56%	2.43%	0.56%	19.00%
Year Ended December 31, 2007	$12.25	0.32	0.38	0.70	(0.35)	(0.20)	(0.55)	$12.40	5.70%	$23,169,643	0.55%	2.51%	0.55%	75.27%
Year Ended December 31, 2006	$11.38	0.26	1.02	1.28	(0.30)	(0.11)	(0.41)	$12.25	11.44%	$21,037,825	0.56%	2.30%	0.56%	5.69%
Year Ended December 31, 2005	$11.24	0.27	0.33	0.60	(0.27)	(0.19)	(0.46)	$11.38	5.50%	$15,819,652	0.47%	2.56%	0.47%	4.20%

(a)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	Excludes merger activity.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Moderate Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

The Fund is constructed as a “fund of funds,” which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated and unaffiliated mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Fund may also invest in a non-registered Fixed Interest Contract (“Fixed Interest Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

The following are the Valuation policies of the Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short

16 Annual Report 2009

term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Investments held by money market funds are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. A money market fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Underlying Funds value foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Underlying Funds fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Underlying Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Fund a fixed rate of interest. The fixed interest rate is a minimum of 3.50% (on an annual basis), but may be higher and is currently adjusted on a quarterly basis. During the year ended December 31, 2009, the rate ranged from 3.75% to 3.80%. Because the contract is guaranteed by Nationwide Life, assuming no default, the Fund receives no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions the Fund’s performance may be hurt by its investment in the Nationwide Fixed Contract, Nationwide Fund Advisors (“NFA”) believes that the relatively stable nature of the Nationwide Fixed Contract should reduce the Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. Under most circumstances, the fixed interest contract is valued at par value each day, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: prior day’s par value; prior day’s interest accrued (par multiplied by guaranteed fixed rate); and current day net purchase or redemption.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands

2009 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2009

disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Mutual Funds	$2,602,599,866	$—	$—	$2,602,599,866

Fixed Contract	—	173,521,179	—	173,521,179

Total	$2,602,599,866	$173,521,179	$—	$2,776,121,045

Amounts designated as “—“ are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(d)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains

18 Annual Report 2009

sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

All Assets	0.13%

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. The Fund does not pay a fee for these services.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class II and Class VI of the Fund.

For the year ended December 31, 2009, NFS received $2,822,947 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $9,443.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25% of Class II and Class VI of the Fund.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management fees of the Underlying Funds and short-term investments the Underlying Funds holds. These expenses are deducted from each of the Underlying Fund’s net assets before their share prices are calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are spread among the Underlying Funds.

4. Short-term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class VI shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amount of $1,049 from Class VI.

For the year ended December 31, 2008, the Fund had contributions to capital due to the collection of redemption fees in the amount of $4,141 from Class VI.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires

20 Annual Report 2009

on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $743,499,908 and sales of $514,744,770 (excluding short-term securities). These amounts exclude purchases of $170,186 related to the merger disclosed in Note 9.

7. Portfolio Investment Risks from Underlying Funds

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

9. Other

On April 24, 2009, the Fund acquired all of the net assets of JP Morgan NVIT Balanced Fund, pursuant to a plan of reorganization and liquidation approved by JP Morgan NVIT Balanced Fund shareholders on April 14, 2009. The purpose of the transaction was to combine two funds managed by NFA with similar investment objectives and strategies. The acquisition was accomplished by (i) a taxable exchange of 11,522,693 Class II shares of the Fund, valued at $95,904,573 for the assets of JPMorgan NVIT Balanced Fund, (ii) the pro rata distribution of the Fund shares to the shareholders of JPMorgan NVIT Balanced Fund in exchange for their 14,067,276 shares

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

outstanding on April 24, 2009, and (iii) the complete liquidation of the JPMorgan NVIT Balanced Fund. The principal asset acquired by the Fund was cash. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. The fair value of the assets acquired became the asset’s new cost basis. Immediately prior to the merger, the net assets of the Fund were $2,211,458,761.

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended December 31, 2009 are as follows:

Net investment income $55,944,694

Net gain on investments $350,805,856

Net increase in net assets resulting from operations $406,750,550

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of JP Morgan NVIT Balanced Fund that have been included in the Fund’s statement of operations since April 24, 2009.

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$38,265,294	$56,521,264	$94,786,558	$—	$94,786,558

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$81,192,781	$226,232,325	$307,425,106	$—	$307,425,106

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized	Total
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Accumulated
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	Earnings (Deficit)

$17,791,332	$—	$17,791,332	$—	$(35,286,779)	$(198,828,513)	$(216,323,960)

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

22 Annual Report 2009

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$2,974,949,558	$10,588,578	$(209,417,091)	$(198,828,513)

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contributions:

Amount	Expires

$34,339,487	2017

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2009, the Fund deferred to January 1, 2010, post-October capital losses in the amount of $947,292.

11. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

2009 Annual Report 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Investor Destinations Moderate Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

24 Annual Report 2009

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 38.26%.

The Fund designates $56,521,264, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

2009 Annual Report 25

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

26 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

2009 Annual Report 27

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

28 Annual Report 2009

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2009 Annual Report 29

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

30 Annual Report 2009

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NVIT Mid Cap Index Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

16	Statement of Assets and Liabilities

17	Statement of Operations

18	Statements of Changes in Net Assets

20	Financial Highlights

21	Notes to Financial Statements

30	Report of Independent Registered Public Accounting Firm

31	Supplemental Information

32	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MCX (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Mid-sized company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

The Fund may purchase securities in derivatives, which can be very volatile and carry high transaction costs.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of

2 Annual Report 2009

those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400 (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of BlackRock Investment Management, LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of BlackRock Investment Management, LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Mid Cap Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Mid Cap Index Fund (Class Y at NAV) returned 36.96% versus 37.38% for its benchmark, the Standard & Poor’s MidCap 400 (S&P 400) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mid-Cap Core Funds (consisting of 84 funds as of December 31, 2009) was 37.77% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

By the numbers, 2009 was, in many ways, a tale of two markets. Perhaps the only constant theme during the year was that markets remained highly volatile. After losing between 30% and 40% in 2008, stocks sank further still in early 2009, with the S&P 500 Index reaching a low of 666 on March 9th. From that point, however, equity markets rebounded sharply and appreciated by more than 65% by the time the year drew to a close.

The strongest-performing sectors in the S&P 400 were energy (+68.3%), information technology (+58.7%) and materials (+55.8%).

What areas detracted from Fund performance?

While the financials (+12.9%) and telecommunication services (+14.0%) sectors recorded positive returns for the reporting period, results significantly lagged those of the index’s top-performing segments.

What is your outlook for the near term?

Our overall economic and market view for 2010 is positioned somewhere between the most bullish observers – who seem to be calling for a strong rebound – and the most bearish – who appear to be predicting that the nascent pickup in growth will fizzle and that the United States is headed for the type of stagnation that plagued Japan in the 1990s.

From an equity markets perspective, we believe that stocks were undervalued during the heart of the credit crisis and now are more fairly priced. Certain sectors of the market, such as healthcare still appear to be undervalued as a whole. The same seems true when looking at individual securities – in every industry, we are finding companies that we believe are both overvalued and undervalued.

One of the key trends that drove market performance during the run-up in 2009 was the influx of cash investments, and we think this trend still has some life in it, since cash investments are still essentially producing a 0% return. This influx of cash, combined with reasonable valuations and the outlook for improving corporate earnings, should provide important support for the equity markets for the immediate future.

Subadviser:
BlackRock Investment Management, LLC

Portfolio Manager:
Debra L. Jelilian

2009 Annual Report 5

Fund Performance	NVIT Mid Cap Index Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	5 Yr.	10 Yr.

Class I	36.76%	2.86%	5.62%

Class II2	36.50%	2.67%	5.40%

Class Y2	36.96%	2.97%	5.68%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	These returns, until the creation of the Class II (May 6, 2002) and Class Y (May 1, 2006) shares, are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II and Class Y shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I.

Expense
Ratio*

Class I	0.46%

Class II	0.71%

Class Y	0.31%

*	Current effective prospectus. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Mid Cap Index Fund versus performance of The Standard & Poor’s Midcap 400 Index (S&P Midcap 400)(a) and The Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/09. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	S&P Midcap 400 is an unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	NVIT Mid Cap Index Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
December 31, 2009

			Beginning	Ending	Expenses Paid	Annualized
			Account Value ($)	Account Value ($)	During Period ($)	Expense Ratio (%)
NVIT Mid Cap Index Fund			07/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class I Shares	Actual		1,000.00	1,263.90	2.51	0.44
	Hypothetical	[b]	1,000.00	1,022.99	2.24	0.44

Class II Shares	Actual		1,000.00	1,262.60	3.94	0.69
	Hypothetical	[b]	1,000.00	1,021.73	3.52	0.69

Class Y Shares	Actual		1,000.00	1,264.90	1.66	0.29
	Hypothetical	[b]	1,000.00	1,023.74	1.48	0.29

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	NVIT Mid Cap Index Fund
December 31, 2009

Asset Allocation

Common Stocks	98.5%
Repurchase Agreements	3.0%
Mutual Fund	1.4%
Liabilities in excess of other assets	(2	.9)%

	100.0%

Top Industries†

Real Estate Investment Trusts (REITs)	7.0%
Machinery	5.2%
Specialty Retail	4.5%
Insurance	4.1%
Oil, Gas & Consumable Fuels	3.8%
Health Care Equipment & Supplies	3.7%
Software	3.6%
Health Care Providers & Services	3.2%
Commercial Banks	3.1%
Chemicals	3.1%
Other Industries*	58.7%

100.0%

Top Holdings†

Invesco AIM Liquid Assets Portfolio	1.4%
Vertex Pharmaceuticals, Inc.	0.9%
Newfield Exploration Co.	0.7%
New York Community Bancorp, Inc.	0.6%
Cree, Inc.	0.6%
Cerner Corp.	0.6%
Pride International, Inc.	0.6%
CarMax, Inc.	0.6%
Joy Global, Inc.	0.6%
Everest Re Group Ltd.	0.5%
Other Holdings*	92.9%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

NVIT Mid Cap Index Fund

Common Stocks 98.5%

	Shares	Market Value

Aerospace & Defense 0.6%
Alliant Techsystems, Inc.*	37,800	$3,336,606
BE Aerospace, Inc.*	116,176	2,730,136

		6,066,742

Airlines 0.3%
AirTran Holdings, Inc.*	154,500	806,490
Alaska Air Group, Inc.*	40,500	1,399,680
JetBlue Airways Corp.*	236,700	1,290,015

		3,496,185

Auto Components 0.7%
BorgWarner, Inc.	134,100	4,454,802
Gentex Corp.	158,400	2,827,440

		7,282,242

Automobiles 0.1%
Thor Industries, Inc.	40,800	1,281,120

Beverages 0.5%
Hansen Natural Corp.*	81,900	3,144,960
PepsiAmericas, Inc.	66,800	1,954,568

		5,099,528

Biotechnology 1.4%
OSI Pharmaceuticals, Inc.*	66,700	2,069,701
United Therapeutics Corp.*	54,300	2,858,895
Vertex Pharmaceuticals, Inc.*	221,390	9,486,561

		14,415,157

Building Products 0.2%
Lennox International, Inc.	55,900	2,182,336

Capital Markets 2.0%
Affiliated Managers Group, Inc.*	48,327	3,254,823
Apollo Investment Corp.	200,033	1,906,315
Eaton Vance Corp.	134,900	4,102,309
Jefferies Group, Inc.*	137,200	3,255,756
Raymond James Financial, Inc.	113,425	2,696,112
SEI Investments Co.	148,800	2,606,976
Waddell & Reed Financial, Inc., Class A	98,000	2,992,920

		20,815,211

Chemicals 3.1%
Albemarle Corp.	105,300	3,829,761
Ashland, Inc.	86,100	3,411,282
Cabot Corp.	75,100	1,969,873
Cytec Industries, Inc.	55,900	2,035,878
Lubrizol Corp.	78,400	5,719,280
Minerals Technologies, Inc.	21,700	1,181,999
Olin Corp.	90,200	1,580,304
RPM International, Inc.	148,300	3,014,939
Scotts Miracle-Gro Co. (The), Class A	51,800	2,036,258
Sensient Technologies Corp.	56,500	1,485,950
Terra Industries, Inc.	115,780	3,726,958
Valspar Corp.	115,800	3,142,812

		33,135,294

Commercial Banks 3.2%
Associated Banc-Corp.	146,815	1,616,433
BancorpSouth, Inc.	84,400	1,980,024
Bank of Hawaii Corp.	55,100	2,593,006
Cathay General Bancorp	65,900	497,545
City National Corp.	49,700	2,266,320
Commerce Bancshares, Inc.	83,791	3,244,388
Cullen/Frost Bankers, Inc.	68,860	3,443,000
FirstMerit Corp.	98,618	1,986,167
Fulton Financial Corp.	202,400	1,764,928
International Bancshares Corp.	60,100	1,137,693
PacWest Bancorp	33,850	682,077
SVB Financial Group*	47,100	1,963,599
Synovus Financial Corp.	551,800	1,131,190
TCF Financial Corp.	128,700	1,752,894
Trustmark Corp.	64,300	1,449,322
Valley National Bancorp (a)	166,395	2,351,161
Webster Financial Corp.	77,900	924,673
Westamerica Bancorp. (a)	33,600	1,860,432
Wilmington Trust Corp. (a)	80,100	988,434

		33,633,286

Commercial Services & Supplies 1.6%
Brink’s Co. (The)	55,000	1,338,700
Clean Harbors, Inc.*	26,200	1,561,782
Copart, Inc.*	77,300	2,831,499
Corrections Corp of America*	132,700	3,257,785
Deluxe Corp.	59,000	872,610
Herman Miller, Inc.	64,800	1,035,504
HNI Corp.	52,200	1,442,286
Mine Safety Appliances Co.	35,100	931,203
Rollins, Inc.	49,650	957,252
Waste Connections, Inc.*	90,400	3,013,936

		17,242,557

Communications Equipment 1.9%
3Com Corp.*	453,400	3,400,500
ADC Telecommunications, Inc.*	110,954	689,024
ADTRAN, Inc.	64,300	1,449,965
Ciena Corp.*	105,100	1,139,284
CommScope, Inc.*	107,755	2,858,740
F5 Networks, Inc.*	91,100	4,826,478
Palm, Inc.* (a)	189,800	1,905,592

2009 Annual Report 9

Statement of Investments (Continued)
December 31, 2009

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Communications Equipment (continued)

Plantronics, Inc.	56,400	$1,465,272
Polycom, Inc.*	97,000	2,422,090

		20,156,945

Computers & Peripherals 0.4%
Diebold, Inc.	76,200	2,167,890
NCR Corp.*	182,810	2,034,675

		4,202,565

Construction & Engineering 1.5%
Aecom Technology Corp.*	129,200	3,553,000
Granite Construction, Inc.	38,650	1,300,959
KBR, Inc.	184,260	3,500,940
Shaw Group, Inc. (The)*	96,105	2,763,019
URS Corp.*	96,400	4,291,728

		15,409,646

Construction Materials 0.4%
Martin Marietta Materials, Inc.	51,280	4,584,945

Consumer Finance 0.2%
AmeriCredit Corp.* (a)	110,390	2,101,826

Containers & Packaging 1.5%
AptarGroup, Inc.	78,500	2,805,590
Greif, Inc., Class A	39,400	2,126,812
Packaging Corp. of America	118,300	2,722,083
Silgan Holdings, Inc.	31,200	1,805,856
Sonoco Products Co.	114,900	3,360,825
Temple-Inland, Inc.	122,800	2,592,308

		15,413,474

Distributors 0.3%
LKQ Corp.*	162,500	3,183,375

Diversified Consumer Services 1.7%
Brink’s Home Security Holdings, Inc.*	52,900	1,726,656
Career Education Corp.*	80,000	1,864,800
Corinthian Colleges, Inc.*	100,600	1,385,262
ITT Educational Services, Inc.*	35,700	3,425,772
Matthews International Corp., Class A	35,220	1,247,845
Regis Corp.	66,200	1,030,734
Service Corp. International	290,900	2,382,471
Sotheby’s (a)	76,900	1,728,712
Strayer Education, Inc. (a)	16,100	3,421,089

		18,213,341

Diversified Financial Services 0.4%
MSCI, Inc., Class A*	118,100	3,755,580

Diversified Telecommunication Services 0.4%
Cincinnati Bell, Inc.*	245,700	847,665
TW Telecom, Inc.*	171,600	2,941,224

		3,788,889

Electric Utilities 1.9%
Cleco Corp.	69,500	1,899,435
DPL, Inc.	137,600	3,797,760
Great Plains Energy, Inc.	155,457	3,014,311
Hawaiian Electric Industries, Inc.	105,800	2,211,220
IDACORP, Inc.	54,800	1,750,860
NV Energy, Inc.	269,610	3,337,772
PNM Resources, Inc.	99,550	1,259,308
Westar Energy, Inc.	125,300	2,721,516

		19,992,182

Electrical Equipment 1.3%
Ametek, Inc.	123,850	4,736,024
Hubbell, Inc., Class B	66,900	3,164,370
Regal-Beloit Corp.	42,000	2,181,480
Thomas & Betts Corp.*	60,200	2,154,558
Woodward Governor Co.	65,200	1,680,204

		13,916,636

Electronic Equipment, Instruments & Components 2.4%
Arrow Electronics, Inc.*	137,600	4,074,336
Avnet, Inc.*	173,800	5,241,808
Ingram Micro, Inc., Class A*	188,000	3,280,600
Itron, Inc.*	46,100	3,114,977
National Instruments Corp.	65,750	1,936,338
Tech Data Corp.*	58,500	2,729,610
Trimble Navigation Ltd.*	138,300	3,485,160
Vishay Intertechnology, Inc.*	214,350	1,789,822

		25,652,651

Energy Equipment & Services 2.8%
Atwood Oceanics, Inc.*	64,500	2,312,325
Exterran Holdings, Inc.*	71,830	1,540,754
Helix Energy Solutions Group, Inc.*	105,500	1,239,625
Helmerich & Payne, Inc.	121,300	4,837,444
Oceaneering International, Inc.*	63,100	3,692,612
Patterson-UTI Energy, Inc.	176,500	2,709,275
Pride International, Inc.*	200,500	6,397,955
Superior Energy Services, Inc.*	89,870	2,182,942
Tidewater, Inc.	59,400	2,848,230
Unit Corp.*	46,400	1,972,000

		29,733,162

Food & Staples Retailing 0.3%
BJ’s Wholesale Club, Inc.*	64,000	2,093,440
Ruddick Corp.	46,900	1,206,737

		3,300,177

10 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Food Products 1.5%
Corn Products International, Inc.	85,970	$2,512,903
Flowers Foods, Inc.	88,800	2,109,888
Green Mountain Coffee Roasters, Inc.* (a)	40,100	3,266,947
Lancaster Colony Corp.	22,500	1,118,250
Ralcorp Holdings, Inc.*	65,100	3,887,121
Smithfield Foods, Inc.*	161,790	2,457,590
Tootsie Roll Industries, Inc. (a)	30,557	836,651

		16,189,350

Gas Utilities 2.4%
AGL Resources, Inc.	88,900	3,242,183
Atmos Energy Corp.	106,400	3,128,160
Energen Corp.	82,400	3,856,320
National Fuel Gas Co.	92,600	4,630,000
Oneok, Inc.	121,220	5,402,775
UGI Corp.	125,000	3,023,750
WGL Holdings, Inc.	57,600	1,931,904

		25,215,092

Health Care Equipment & Supplies 3.8%
Beckman Coulter, Inc.	79,700	5,215,568
Edwards Lifesciences Corp.*	65,000	5,645,250
Gen-Probe, Inc.*	56,400	2,419,560
Hill-Rom Holdings, Inc.	72,620	1,742,154
Hologic, Inc.*	296,400	4,297,800
IDEXX Laboratories, Inc.* (a)	67,300	3,596,512
Immucor, Inc.*	80,600	1,631,344
Kinetic Concepts, Inc.*	71,200	2,680,680
Masimo Corp.*	59,700	1,816,074
ResMed, Inc.*	86,100	4,500,447
STERIS Corp.	67,500	1,887,975
Teleflex, Inc.	45,600	2,457,384
Thoratec Corp.*	65,300	1,757,876

		39,648,624

Health Care Providers & Services 3.3%
Community Health Systems, Inc.*	106,800	3,802,080
Health Management Associates, Inc., Class A*	285,250	2,073,768
Health Net, Inc.*	119,400	2,780,826
Henry Schein, Inc.*	104,000	5,470,400
Kindred Healthcare, Inc.*	45,290	836,053
LifePoint Hospitals, Inc.*	62,900	2,044,879
Lincare Holdings, Inc.*	78,230	2,903,898
Omnicare, Inc.	137,100	3,315,078
Owens & Minor, Inc.	48,100	2,064,933
Psychiatric Solutions, Inc.*	64,600	1,365,644
Universal Health Services, Inc., Class B	113,100	3,449,550
VCA Antech, Inc.*	98,200	2,447,144
WellCare Health Plans, Inc.*	48,590	1,786,168

		34,340,421

Health Care Technology 0.6%
Cerner Corp.*	77,830	6,416,305

Hotels, Restaurants & Leisure 1.7%
Bob Evans Farms, Inc.	35,900	1,039,305
Boyd Gaming Corp.*	63,800	534,006
Brinker International, Inc.	117,740	1,756,681
Cheesecake Factory, Inc. (The)*	69,250	1,495,107
Chipotle Mexican Grill, Inc., Class A*	36,420	3,210,787
International Speedway Corp., Class A	35,400	1,007,130
Life Time Fitness, Inc.* (a)	47,560	1,185,671
Panera Bread Co., Class A*	36,100	2,417,617
Scientific Games Corp., Class A*	74,600	1,085,430
Wendy’s/Arby’s Group, Inc., Class A	414,850	1,945,647
WMS Industries, Inc.*	60,700	2,428,000

		18,105,381

Household Durables 1.8%
American Greetings Corp., Class A	45,300	987,087
KB Home	85,000	1,162,800
MDC Holdings, Inc.	43,200	1,340,928
Mohawk Industries, Inc.*	64,500	3,070,200
NVR, Inc.*	6,821	4,847,753
Ryland Group, Inc.	50,300	990,910
Toll Brothers, Inc.*	157,500	2,962,575
Tupperware Brands Corp.	73,000	3,399,610

		18,761,863

Household Products 0.9%
Church & Dwight Co., Inc.	80,850	4,887,382
Energizer Holdings, Inc.*	80,160	4,912,205

		9,799,587

Independent Power Producers & Energy Traders 0.1%
Dynegy, Inc., Class A*	561,100	1,015,591

Industrial Conglomerates 0.2%
Carlisle Cos., Inc.	70,400	2,411,904

Information Technology Services 2.6%
Acxiom Corp.*	91,400	1,226,588
Broadridge Financial Solutions, Inc.	157,240	3,547,335
Convergys Corp.*	137,400	1,477,050
DST Systems, Inc.*	45,100	1,964,105
Gartner, Inc.*	69,200	1,248,368
Global Payments, Inc.	93,090	5,013,827
Hewitt Associates, Inc., Class A*	95,600	4,040,056
Lender Processing Services, Inc.	110,100	4,476,666

2009 Annual Report 11

Statement of Investments (Continued)
December 31, 2009

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Information Technology Services (continued)

Mantech International Corp., Class A*	25,600	$1,235,968
NeuStar, Inc., Class A*	85,460	1,968,998
SRA International, Inc., Class A*	49,600	947,360

		27,146,321

Insurance 4.3%
American Financial Group, Inc.	90,850	2,266,708
Arthur J Gallagher & Co.	117,000	2,633,670
Brown & Brown, Inc.	135,400	2,433,138
Everest Re Group Ltd.	69,400	5,946,192
Fidelity National Financial, Inc., Class A	264,665	3,562,391
First American Corp.	115,500	3,824,205
Hanover Insurance Group, Inc. (The)	57,500	2,554,725
HCC Insurance Holdings, Inc.	129,250	3,615,122
Horace Mann Educators Corp.	45,500	568,750
Mercury General Corp.	41,300	1,621,438
Old Republic International Corp.	276,337	2,774,423
Protective Life Corp.	98,300	1,626,865
Reinsurance Group of America, Inc.	83,600	3,983,540
StanCorp Financial Group, Inc.	56,500	2,261,130
Unitrin, Inc.	57,900	1,276,695
W.R. Berkley Corp.	155,150	3,822,896

		44,771,888

Internet & Catalog Retail 0.3%
Netflix, Inc.* (a)	49,550	2,732,187

Internet Software & Services 0.9%
AOL, Inc.*	123,800	2,882,064
Digital River, Inc.*	44,430	1,199,166
Equinix, Inc.*	44,800	4,755,520
ValueClick, Inc.*	98,300	994,796

		9,831,546

It Services 0.4%
Alliance Data Systems Corp.* (a)	60,000	3,875,400

Life Sciences Tools & Services 2.0%
Affymetrix, Inc.*	81,800	477,712
Bio-Rad Laboratories, Inc., Class A*	22,300	2,151,058
Charles River Laboratories International, Inc.*	75,700	2,550,333
Covance, Inc.*	73,600	4,016,352
Mettler-Toledo International, Inc.*	38,800	4,073,612
Pharmaceutical Product Development, Inc.	135,800	3,183,152
Techne Corp.	42,800	2,934,368
Varian, Inc.*	33,500	1,726,590

		21,113,177

Machinery 5.3%
AGCO Corp.*	106,200	3,434,508
Bucyrus International, Inc.	86,300	4,864,731
Crane Co.	53,800	1,647,356
Donaldson Co., Inc.	88,800	3,777,552
Federal Signal Corp.	56,400	339,528
Graco, Inc.	69,450	1,984,186
Harsco Corp.	92,300	2,974,829
IDEX Corp.	92,830	2,891,655
Joy Global, Inc.	117,600	6,066,984
Kennametal, Inc.	93,500	2,423,520
Lincoln Electric Holdings, Inc.	48,900	2,614,194
Nordson Corp.	38,600	2,361,548
Oshkosh Corp.	102,800	3,806,684
Pentair, Inc.	113,000	3,649,900
SPX Corp.	56,610	3,096,567
Terex Corp.* (b)	124,200	2,460,402
Timken Co.	91,200	2,162,352
Trinity Industries, Inc.	91,100	1,588,784
Valmont Industries, Inc.	22,900	1,796,505
Wabtec Corp.	54,640	2,231,498

		56,173,283

Marine 0.4%
Alexander & Baldwin, Inc.	47,600	1,629,348
Kirby Corp.*	61,800	2,152,494

		3,781,842

Media 0.8%
DreamWorks Animation SKG, Inc., Class A*	86,700	3,463,665
Harte-Hanks, Inc.	44,250	477,015
John Wiley & Sons, Inc., Class A	49,200	2,060,496
Lamar Advertising Co., Class A*	61,200	1,902,708
Scholastic Corp.	29,500	879,985

		8,783,869

Metals & Mining 1.1%
Carpenter Technology Corp.	50,580	1,363,131
Commercial Metals Co.	129,400	2,025,110
Reliance Steel & Aluminum Co.	73,500	3,176,670
Steel Dynamics, Inc.	247,700	4,389,244
Worthington Industries, Inc.	70,000	914,900

		11,869,055

Multiline Retail 0.6%
99 Cents Only Stores*	52,400	684,868
Dollar Tree, Inc.*	101,450	4,900,035
Saks, Inc.*	183,200	1,201,792

		6,786,695

Multi-Utilities 2.0%
Alliant Energy Corp.	127,100	3,846,046
Black Hills Corp.	44,700	1,190,361

12 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Multi-Utilities (continued)

MDU Resources Group, Inc.	215,750	$5,091,700
NSTAR	122,700	4,515,360
OGE Energy Corp.	111,200	4,102,168
Vectren Corp.	93,200	2,300,176

		21,045,811

Office Electronics 0.2%
Zebra Technologies Corp., Class A*	68,500	1,942,660

Oil, Gas & Consumable Fuels 3.9%
Arch Coal, Inc.	186,600	4,151,850
Bill Barrett Corp.*	44,430	1,382,217
Cimarex Energy Co.	95,990	5,084,590
Comstock Resources, Inc.*	53,600	2,174,552
Encore Acquisition Co.*	64,450	3,094,889
Forest Oil Corp.*	128,970	2,869,583
Frontier Oil Corp.	120,100	1,446,004
Mariner Energy, Inc.*	116,900	1,357,209
Newfield Exploration Co.*	152,700	7,364,721
Overseas Shipholding Group, Inc.	26,830	1,179,178
Patriot Coal Corp.* (a)	86,100	1,331,106
Plains Exploration & Production Co.*	160,080	4,427,813
Quicksilver Resources, Inc.*	136,000	2,041,360
Southern Union Co.	142,500	3,234,750

		41,139,822

Paper & Forest Products 0.1%
Louisiana-Pacific Corp.*	141,110	984,948

Personal Products 0.6%
Alberto-Culver Co.	98,070	2,872,470
NBTY, Inc.*	71,050	3,093,517

		5,965,987

Pharmaceuticals 1.0%
Endo Pharmaceuticals Holdings, Inc.*	134,760	2,763,928
Medicis Pharmaceutical Corp., Class A	66,600	1,801,530
Perrigo Co.	92,000	3,665,280
Valeant Pharmaceuticals International*	77,600	2,466,904

		10,697,642

Professional Services 1.3%
Corporate Executive Board Co. (The)	39,600	903,672
FTI Consulting, Inc.*	59,500	2,806,020
Korn/Ferry International*	53,000	874,500
Manpower, Inc.	90,100	4,917,658
MPS Group, Inc.*	107,900	1,482,546
Navigant Consulting, Inc.*	56,080	833,349
Watson Wyatt Worldwide, Inc., Class A	49,000	2,328,480

		14,146,225

Real Estate Investment Trusts (REITs) 7.2%
Alexandria Real Estate Equities, Inc.	50,350	3,237,001
AMB Property Corp.	168,070	4,294,189
BRE Properties, Inc.	61,300	2,027,804
Camden Property Trust	73,700	3,122,669
Corporate Office Properties Trust SBI MD	66,900	2,450,547
Cousins Properties, Inc.	109,150	832,814
Duke Realty Corp.	257,330	3,131,706
Equity One, Inc.	38,040	615,107
Essex Property Trust, Inc.	33,500	2,802,275
Federal Realty Investment Trust	70,300	4,760,716
Highwoods Properties, Inc.	81,700	2,724,695
Hospitality Properties Trust	141,740	3,360,655
Liberty Property Trust	129,400	4,142,094
Macerich Co. (The)	110,772	3,982,262
Mack-Cali Realty Corp.	90,310	3,122,017
Nationwide Health Properties, Inc.	128,920	4,535,406
Omega Healthcare Investors, Inc.	96,500	1,876,925
Potlatch Corp.	45,698	1,456,852
Rayonier, Inc.	91,277	3,848,238
Realty Income Corp. (a)	119,800	3,104,018
Regency Centers Corp.	92,300	3,236,038
Senior Housing Properties Trust	146,300	3,199,581
SL Green Realty Corp.	88,700	4,456,288
UDR, Inc.	174,583	2,870,145
Weingarten Realty Investors	119,700	2,368,863

		75,558,905

Real Estate Management & Development 0.3%
Jones Lang LaSalle, Inc.	48,030	2,901,012

Road & Rail 1.2%
Con-way, Inc.	56,600	1,975,906
J.B. Hunt Transport Services, Inc.	100,800	3,252,816
Kansas City Southern*	110,000	3,661,900
Landstar System, Inc.	58,400	2,264,168
Werner Enterprises, Inc.	50,250	994,447

		12,149,237

Semiconductors & Semiconductor Equipment 2.5%
Atmel Corp.*	521,100	2,402,271
Cree, Inc.*	119,100	6,713,667
Fairchild Semiconductor International, Inc.*	142,300	1,421,577
Integrated Device Technology, Inc.*	190,630	1,233,376
International Rectifier Corp.*	81,900	1,811,628
Intersil Corp., Class A	141,000	2,162,940

2009 Annual Report 13

Statement of Investments (Continued)
December 31, 2009

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)

Lam Research Corp.*	146,180	$5,731,718
RF Micro Devices, Inc.*	308,000	1,469,160
Semtech Corp.*	70,800	1,204,308
Silicon Laboratories, Inc.*	52,000	2,513,680

		26,664,325

Software 3.7%
ACI Worldwide, Inc.*	39,400	675,710
Advent Software, Inc.* (a)	18,000	733,140
ANSYS, Inc.*	101,900	4,428,574
Cadence Design Systems, Inc.*	308,700	1,849,113
FactSet Research Systems, Inc.	48,400	3,188,108
Fair Isaac Corp.	55,320	1,178,869
Informatica Corp.*	102,500	2,650,650
Jack Henry & Associates, Inc.	97,300	2,249,576
Mentor Graphics Corp.*	113,700	1,003,971
MICROS Systems, Inc.*	91,500	2,839,245
Parametric Technology Corp.*	134,790	2,202,469
Quest Software, Inc.*	70,600	1,299,040
Rovi Corp.*	117,900	3,757,473
Solera Holdings, Inc.	80,000	2,880,800
Sybase, Inc.*	93,636	4,063,802
Synopsys, Inc.*	167,400	3,729,672

		38,730,212

Specialty Retail 4.6%
Aaron’s, Inc. (a)	62,400	1,730,352
Advance Auto Parts, Inc.	108,750	4,402,200
Aeropostale, Inc.*	75,950	2,586,097
American Eagle Outfitters, Inc.	238,700	4,053,126
AnnTaylor Stores Corp.*	67,420	919,609
Barnes & Noble, Inc. (a)	45,500	867,685
CarMax, Inc.*	254,900	6,181,325
Chico’s FAS, Inc.*	204,500	2,873,225
Coldwater Creek, Inc.*	65,400	291,684
Collective Brands, Inc.*	73,700	1,678,149
Dick’s Sporting Goods, Inc.*	101,840	2,532,761
Foot Locker, Inc.	179,600	2,000,744
Guess?, Inc.	66,700	2,821,410
J Crew Group, Inc.*	64,300	2,876,782
PetSmart, Inc.	142,000	3,789,980
Rent-A-Center, Inc., Class A*	75,900	1,344,948
Urban Outfitters, Inc.*	148,900	5,210,011
Williams-Sonoma, Inc.	121,500	2,524,770

		48,684,858

Textiles, Apparel & Luxury Goods 1.1%
Fossil, Inc.*	55,200	1,852,512
Hanesbrands, Inc.*	109,300	2,635,223
Phillips-Van Heusen Corp.	59,300	2,412,324
Timberland Co. (The), Class A*	52,000	932,360
Under Armour, Inc., Class A* (a)	43,200	1,178,064
Warnaco Group, Inc. (The)*	52,320	2,207,381

		11,217,864

Thrifts & Mortgage Finance 1.4%
Astoria Financial Corp.	93,650	1,164,070
First Niagara Financial Group, Inc.	212,600	2,957,266
New York Community Bancorp, Inc.	477,728	6,931,833
NewAlliance Bancshares, Inc.	121,800	1,462,818
Washington Federal, Inc.	126,489	2,446,297

		14,962,284

Tobacco 0.1%
Universal Corp.	28,400	1,295,324

Trading Companies & Distributors 0.4%
GATX Corp.	53,000	1,523,750
MSC Industrial Direct Co., Class A	50,500	2,373,500
United Rentals, Inc.*	68,981	676,704

		4,573,954

Water Utilities 0.3%
Aqua America, Inc. (a)	156,600	2,742,066

Wireless Telecommunication Services 0.5%
Syniverse Holdings, Inc.*	79,700	1,393,156
Telephone & Data Systems, Inc.	109,700	3,721,024

		5,114,180

Total Common Stocks (cost $1,131,244,898)		1,037,341,749

Mutual Fund 1.4%

Money Market Fund 1.4%
Invesco AIM Liquid Assets Portfolio, 0.18%(c)	14,812,256	14,812,256

Total Mutual Fund (cost $14,812,256)		14,812,256

14 Annual Report 2009

Repurchase Agreements 3.0%

	Principal Amount	Market Value

Morgan Stanley, 0.01%, dated 12/31/09, due 01/04/10, repurchase price $1,654,049, collateralized by U.S. Government Agency Securities 0.38% — 7.38%, maturing 01/08/10 — 07/15/36; total market value of $1,687,331 (d)	$1,654,047	$1,654,047
Goldman Sachs, 0.01%, dated 12/31/09, due 01/04/10, repurchase price $20,000,022, collateralized by U.S. Government Agency Securities 0.00% — 8.00%, maturing 11/01/17 — 08/16/44; total market value of $20,400,00 (d)	20,000,000	20,000,000
Barclays Capital, 0.00%, dated 12/31/09, due 01/04/10, repurchase price $10,000,000, collateralized by U.S. Government Agency Securities 0.44% — 9.50%, maturing 12/15/13 — 06/15/48; total market value of $10,200,000 (d)	10,000,000	10,000,000

Total Repurchase Agreements (cost $31,654,047)		31,654,047

Total Investments (cost $1,177,711,201) (e) — 102.9%		1,083,808,052

Liabilities in excess of other assets — (2.9%)		(30,041,970)

NET ASSETS — 100.0%		$1,053,766,082

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2009. The total value of securities on loan at December 31, 2009 was $30,533,081.

(b)	A security or a portion of a security was used to cover the margin requirement for futures contracts.

(c)	Represents 7-day effective yield as of December 31, 2009.

(d)	The security was purchased with cash collateral held from securities on loan (See Note 2.) The total value of these securities as of December 31, 2009 was $31,654,047.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

REIT	Real Estate Investment Trust

At December 31, 2009, the Fund’s open futures contracts were as follows (Note 2):

			Notional Value
Number of	Long		Covered by	Unrealized
Contracts	Contracts	Expiration	Contracts	Appreciation

232	S&P 400 Futures	03/19/10	$16,817,680	$319,209

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Statement of Assets and Liabilities
December 31, 2009

NVIT Mid Cap
Index Fund

Assets:
Investments, at value* (cost $1,146,057,154)	$1,052,154,005
Repurchase agreements, at value and cost	31,654,047

Total Investments	1,083,808,052

Cash	7
Interest and dividends receivable	1,024,947
Security lending income receivable	43,266
Receivable for investments sold	3,066,145
Receivable for capital shares issued	605,476
Prepaid expenses and other assets	2,860

Total Assets	1,088,550,753

Liabilities:
Payable for investments purchased	1,805,045
Payable for capital shares redeemed	720,394
Payable for variation margin on futures contracts	208,421
Payable upon return of securities loaned (Note 2)	31,654,047
Accrued expenses and other payables:
Investment advisory fees	195,672
Fund administration fees	38,096
Distribution fees	2,657
Administrative services fees	44,990
Accounting and transfer agent fees	1,950
Trustee fees	9,054
Custodian fees	3,745
Compliance program costs (Note 3)	6,283
Professional fees	41,359
Printing fees	38,634
Other	14,324

Total Liabilities	34,784,671

Net Assets	$1,053,766,082

Represented by:
Capital	$1,190,901,558
Accumulated undistributed net investment income	2,692,002
Accumulated net realized losses from investment and futures contracts	(46,243,538)
Net unrealized appreciation/(depreciation) from investments	(93,903,149)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	319,209

Net Assets	$1,053,766,082

Net Assets:
Class I Shares	$296,275,777
Class II Shares	12,669,285
Class Y Shares	744,821,020

Total	$1,053,766,082

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	19,991,972
Class II Shares	858,449
Class Y Shares	50,263,296

Total	71,113,717

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$14.82
Class II Shares	$14.76
Class Y Shares	$14.82

*	Includes value of securities on loan of $30,533,081 (Note 2)

The accompanying notes are an integral part of these financial statements.

16 Annual Report 2009

Statement of Operations
For the Year Ended December 31, 2009

NVIT Mid Cap
Index Fund

INVESTMENT INCOME:
Interest income	$100,355
Dividend income	15,041,819
Income from securities lending (Note 2)	166,741

Total Income	15,308,915

Expenses:
Investment advisory fees	2,035,393
Fund administration fees	412,108
Distribution fees Class II Shares	27,763
Administrative services fees Class I Shares	379,564
Administrative services fees Class II Shares	16,596
Professional fees	147,544
Printing fees	77,790
Trustee fees	30,907
Custodian fees	32,470
Accounting and transfer agent fees	7,087
Compliance program costs (Note 3)	4,636
Other	55,355

Total expenses before earnings credit and reimbursed expenses	3,227,213
Earnings credit (Note 4)	(892)
Expenses reimbursed by adviser (Note 3)	(37,041)

Net Expenses	3,189,280

NET INVESTMENT INCOME	12,119,635

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(26,285,028)
Net realized gains from futures contracts transactions (Note 2)	4,025,404

Net realized losses from investments and futures contracts	(22,259,624)

Net change in unrealized appreciation/(depreciation) from investments	319,421,012
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(359,532)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	319,061,480

Net realized/unrealized gains from investments and futures contracts	296,801,856

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$308,921,491

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 17

Statements of Changes in Net Assets

	NVIT Mid Cap Index Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$12,119,635	$14,842,928
Net realized gains/(losses) from investment	(22,259,624)	19,260,820
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	319,061,480	(507,509,449)

Change in net assets resulting from operations	308,921,491	(473,405,701)

Distributions to Shareholders From:
Net investment income:
Class I	(2,471,277)	(4,833,705)
Class II	(80,666)	(181,818)
Class Y	(7,467,228)	(10,479,806)
Net realized gains:
Class I	(7,853,444)	(24,499,231)
Class II	(346,467)	(1,110,650)
Class Y	(21,828,945)	(47,179,421)

Change in net assets from shareholder distributions	(40,048,027)	(88,284,631)

Change in net assets from capital transactions	(18,721,615)	3,402,546

Change in net assets	250,151,849	(558,287,786)

Net Assets:
Beginning of year	803,614,233	1,361,902,019

End of year	$1,053,766,082	$803,614,233

Accumulated undistributed net investment income at end of year	$2,692,002	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$29,256,342	$56,048,623
Dividends reinvested	10,324,721	29,332,936
Cost of shares redeemed	(64,295,228)	(126,609,887)

Total Class I	(24,714,165)	(41,228,328)

Class II Shares
Proceeds from shares issued	1,423,447	2,834,822
Dividends reinvested	427,133	1,292,468
Cost of shares redeemed	(3,512,553)	(5,176,552)

Total Class II	(1,661,973)	(1,049,262)

Class Y Shares
Proceeds from shares issued	132,500,886	91,464,128
Dividends reinvested	29,296,173	57,659,227
Cost of shares redeemed	(154,142,536)	(103,443,219)

Total Class Y	7,654,523	45,680,136

Change in net assets from capital transactions:	$(18,721,615)	$3,402,546

Amounts designated as “—” are zero or have been rounded to zero
The accompanying notes are an integral part of these financial statements.

18 Annual Report 2009

Statements of Changes in Net Assets (Continued)

	NVIT Mid Cap Index Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

SHARE TRANSACTIONS:
Class I Shares
Issued	2,336,952	3,427,422
Reinvested	747,398	1,847,787
Redeemed	(5,410,183)	(7,972,034)

Total Class I Shares	(2,325,833)	(2,696,825)

Class II Shares
Issued	118,113	179,546
Reinvested	30,918	81,837
Redeemed	(297,594)	(337,341)

Total Class II Shares	(148,563)	(75,958)

Class Y Shares
Issued	11,717,697	5,786,751
Reinvested	2,125,078	3,644,155
Redeemed	(11,721,021)	(6,207,639)

Total Class Y Shares	2,121,754	3,223,267

Total change in shares	(352,642)	450,484

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 19

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Mid Cap Index Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Net Assets (b)(c)		Turnover (d)

Class I Shares
Year Ended December 31, 2009 (e)	$11.25	0.15	3.94	4.09	(0.12)	(0.40)	(0.52)	$14.82	36.76%	$296,275,777	0.45%	1.23%	0.45%		22.52%
Year Ended December 31, 2008	$19.18	0.21	(6.83)	(6.62)	(0.21)	(1.10)	(1.31)	$11.25	(36.46%)	$250,979,592	0.44%	1.22%	0.44%		24.70%
Year Ended December 31, 2007	$18.59	0.27	1.16	1.43	(0.27)	(0.57)	(0.84)	$19.18	7.56%	$479,738,690	0.46%	1.34%	0.47%		23.90%
Year Ended December 31, 2006	$17.36	0.21	1.48	1.69	(0.21)	(0.25)	(0.46)	$18.59	9.89%	$548,012,004	0.50%	1.17%	0	.50%(f)	13.76%
Year Ended December 31, 2005	$16.61	0.16	1.82	1.98	(0.18)	(1.05)	(1.23)	$17.36	12.10%	$576,338,849	0.55%	0.93%	0	.55%(f)	19.32%

Class II Shares
Year Ended December 31, 2009 (e)	$11.20	0.12	3.93	4.05	(0.09)	(0.40)	(0.49)	$14.76	36.50%	$12,669,285	0.70%	0.99%	0.70%		22.52%
Year Ended December 31, 2008	$19.11	0.18	(6.81)	(6.63)	(0.18)	(1.10)	(1.28)	$11.20	(36.61%)	$11,279,926	0.64%	1.02%	0.64%		24.70%
Year Ended December 31, 2007	$18.53	0.23	1.16	1.39	(0.24)	(0.57)	(0.81)	$19.11	7.37%	$20,694,631	0.62%	1.17%	0.62%		23.90%
Year Ended December 31, 2006	$17.30	0.19	1.47	1.66	(0.18)	(0.25)	(0.43)	$18.53	9.74%	$21,522,029	0.66%	1.01%	0	.66%(f)	13.76%
Year Ended December 31, 2005	$16.56	0.13	1.81	1.94	(0.15)	(1.05)	(1.20)	$17.30	11.90%	$21,512,149	0.72%	0.76%	0	.72%(f)	19.32%

Class Y Shares
Year Ended December 31, 2009 (e)	$11.25	0.17	3.94	4.11	(0.14)	(0.40)	(0.54)	$14.82	36.96%	$744,821,020	0.30%	1.34%	0.30%		22.52%
Year Ended December 31, 2008	$19.18	0.23	(6.83)	(6.60)	(0.23)	(1.10)	(1.33)	$11.25	(36.38%)	$541,354,715	0.31%	1.36%	0.31%		24.70%
Year Ended December 31, 2007	$18.59	0.03	1.18	1.46	(0.30)	(0.57)	(0.87)	$19.18	7.74%	$861,468,698	0.29%	1.28%	0.29%		23.90%
Period Ended December 31, 2006 (g)	$18.88	0.16	(0.01)	0.15	(0.19)	(0.25)	(0.44)	$18.59	0.94%	$153,172,267	0.31%	1.38%	0	.31%(f)	13.76%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	There were no fee reductions during the period.
(g)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

The accompanying notes are an integral part of these financial statements.

20 Annual Report 2009

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Mid Cap Index Fund (the “Fund”), a series of the Trust. The separate accounts of Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) as well as other separate accounts, currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$1,037,341,749	$—	$—	$1,037,341,749

Futures Contracts	319,209	—	—	319,209

Mutual Fund	14,812,256	—	—	14,812,256

Repurchase Agreements	—	31,654,047	—	31,654,047

Total	$1,052,473,214	$31,654,047	$—	$1,084,127,261

Amounts designated as “—” are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

22 Annual Report 2009

(b)	Futures Contracts

The Fund is subject to equity price risk, credit risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into financial futures contracts (“futures contracts”) to gain exposure to, or hedge against changes in, the value of equities, the value of fixed income securities, interest rates or foreign currencies. The Fund may also enter into futures contracts for non-hedging purposes. If the Fund does so, the aggregate initial margin and premiums required to enter into and maintain futures contracts may not exceed 5% of the value of the Fund’s net assets after taking into account unrealized profits and unrealized losses on such futures contracts.

Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value/market value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. Futures contracts involve minimal counterparty credit risk to the Fund because futures contracts are exchange-traded, and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees futures contacts against defaults.

Futures contracts, if any, are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures,” and in the Statement of Operations under “Net realized gains/losses from futures contracts transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The Fund is subject to the provisions of FASB ASC, “Derivatives and Hedging” (ASC 815) (formerly known as Statement of Financial Accounting Standards 161). The standard requires enhanced disclosure about an entity’s derivative and hedging activities. The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2009.

Fair Values of Derivative Instruments as of December 31, 2009

Derivatives not accounted for as hedging instruments under ASC 815

Statement of Assets & Liabilities Location

Assets:	Asset Derivatives	Fair Value

Equity Contracts	Unrealized appreciation on futures contracts	$319,209

Total		$319,209

2009 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009

Realized Gain/(Loss)

Risk Exposure	Futures

Equity Contracts	$4,025,404

Total	$4,025,404

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Operations for the Year Ended December 31, 2009

Unrealized Appreciation/(Depreciation)

Risk Exposure	Futures

Equity Contracts	$(359,532)

Total	$(359,532)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the year ended December 31, 2009.

(c)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(e)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that (1) the borrower deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter the borrower mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There

24 Annual Report 2009

may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2009, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral

$30,533,081	$31,654,047

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(g)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and

2009 Annual Report 25

Notes to Financial Statements (Continued)
December 31, 2009

financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series with the Trust. Income, Fund expenses and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the Shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of Blackrock Investment Management, LLC, the subadviser to the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

Up to $1.5 billion	0.22%

$1.5 billion up to $3 billion	0.21%

$3 billion and more	0.20%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadviser $693,886 for the year ended December 31, 2009.

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding 0.32% for all share classes of the Fund until at least April 30, 2010.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

26 Annual Report 2009

As of December 31, 2009, the cumulative potential reimbursements, listed by the year in which NFA waived or reimbursed fees or expenses to the Fund, are:

Fiscal Year	Fiscal Year	Fiscal Year
2007	2008	2009	Total
Amount	Amount	Amount	Amount

$—	$—	$37,041	$37,041

Amounts designated as “—” are zero or have been rounded to zero.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2009, NFS received $396,160 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $4,636.

2009 Annual Report 27

Notes to Financial Statements (Continued)
December 31, 2009

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25% for Class II shares of the Fund.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $203,908,720 and sales of $241,769,993 (excluding short-term securities).

6. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

7. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$10,024,080	$30,023,947	$40,048,027	$—	$40,048,027

Amounts designated as “—” are zero or have been rounded to zero.

28 Annual Report 2009

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$27,655,961	$60,628,670	$88,284,631	$—	$88,284,631

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$2,692,002	$—	$2,692,002	$—	$(30,570,115)	$(109,257,363)	$(137,135,476)

Amounts designated as “—” are zero or have been rounded to zero.

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to wash sales.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$1,193,065,415	$93,378,457	$(202,635,820)	$(109,257,363)

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contributions:

Amount	Expires

$30,570,115	2017

8. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

2009 Annual Report 29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Mid Cap Index Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

30 Annual Report 2009

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100%.

The Fund designates $30,023,947, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

2009 Annual Report 31

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

32 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

2009 Annual Report 33

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

34 Annual Report 2009

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2009 Annual Report 35

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

36 Annual Report 2009

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NVIT Multi Sector Bond Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

12	Statement of Investments

28	Statement of Assets and Liabilities

29	Statement of Operations

30	Statements of Changes in Net Assets

31	Financial Highlights

32	Notes to Financial Statements

44	Report of Independent Registered Public Accounting Firm

45	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MSB (2/10)
(NATIONWIDE FUNDS LOGO)

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Message to Shareholders
December 31, 2009

Dear Shareholder:

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President and CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable
Insurance Trust Funds, please contact your variable insurance contract provider or call
1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

The Fund may be subject to interest rate risk. Generally, when interest rates go up, the value of fixed-income securities goes down.

The Fund may be subject to extension risk. When interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

The Fund may be subject to prepayment, call and redemption risks. Certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

The Fund may be subject to liquidity risk, which is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

The Fund may be subject to credit risk. A bond issuer may be unable to pay the interest or principal when due.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

The Fund’s composite benchmark consists of 60% Citigroup U.S. Broad Investment-Grade (BIG) Bond Index,15% Citigroup High Yield Market Index, 15% Citigroup World Government Bond Index (Unhedged) and 10% J.P. Morgan Emerging Markets Bond Index.

2 Annual Report 2009

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Citigroup High Yield Market Index: An unmanaged index that reflects the performance of below-investment-grade debt, including cash-pay and deferred-interest securities, issued by corporations domiciled in the United States or Canada.

Citigroup U.S. Broad Investment-Grade Bond Index: An unmanaged, market capitalization-weighted, fixed-income index that includes fixed-rate U.S. Treasury, government-sponsored, mortgage and investment-grade corporate securities with maturities of one year or more; generally represents the U.S. bond market.

Citigroup World Government Bond Index (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of developed government bond markets in 20-plus countries; includes securities with maturities of one year or more that are deemed suitable for global investors, based on quality, size, pricing and currency.

J.P. Morgan Emerging Markets Bond Index: An unmanaged index that reflects the total returns for traded external debt instruments of emerging markets, including external-currency-denominated Brady bonds, loans, eurobonds and U.S. dollar-denominated local markets instruments.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Logan Circle Partners, L.P.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Logan Circle Partners, L.P.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Multi Sector Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Multi Sector Bond Fund (Class I at NAV) returned 24.38% versus 13.48% for its composite benchmark, a blend of 60% Citigroup U.S. Broad Investment-Grade Bond Index, 15% Citigroup High Yield Market Index, 15% Citigroup World Government Bond Index (Unhedged) and 10% J.P. Morgan Emerging Markets Bond Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of General Bond Funds (consisting of 59 funds as of December 31, 2009) was 20.03% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Positive contributors to Fund performance during the reporting period came from structured products, emerging markets and investment-grade credit. Structured product performance within the Fund was driven by the Fund’s significant overweight to non-Agency mortgages. In particular, prime fixed and hybrid securities, representing the Fund’s largest holdings in non-Agencies, rose significantly due to the reintroduction of leverage to this space and in response to investors’ renewed comfort with the ultimate level of losses. The Fund’s local currency positions in Brazil and Colombia helped drive Fund outperformance in emerging markets. Global stimulus packages helped both public and private sectors access the capital markets. At the security level, Fund holding Galaxy Entertainment Group Ltd., a Macau-based casino operator, doubled in value as the company slashed capital expenditures and accessed the bank loan market. In investment-grade credit, dramatic market dislocation during the first half of 2009 provided opportunities for the Fund to add positions in high-profile industrial companies at extremely compelling all-in yields. The Fund’s overweight position in mining company Rio Tinto rallied aggressively as the company refinanced itself and benefited from the fact that Chinese restocking pushed commodity prices higher.

What areas of investment detracted from Fund performance?

Detractors from Fund performance during the reporting period stemmed from some areas of underperformance in the Fund’s small positions in Asian pulp and paper operating companies. Higher-quality assets underperformed lower-quality assets. The Fund’s exposure to the Japanese yen detracted from Fund performance; the yen was one of the few currencies to underperform the U.S. dollar in 2009.

What is your outlook for the near term?

With the backdrop of continued monetary and fiscal stimulus, we expect the economy to continue in a positive direction for at least the first half of 2010. With that in mind, after the record spread rally in 2009, relative value should play a stronger role in portfolios than simply being long in the beta sectors. From a risk perspective, removal of stimulus and possible changes to government regulatory policy will weigh on investors’ minds. In the current low-interest-rate environment, we expect investors to continue to reach outside the risk spectrum in search of yield.

Subadviser:
Logan Circle Partners, L.P.

Portfolio Managers:
Stephen R. Cianci, CFA; Andrew J. Kronschnabel, CFA; Scott J. Moses, CFA; and Timothy L. Rabe, CFA

2009 Annual Report 5

Fund Performance	NVIT Multi Sector Bond Fund

Average Annual Total Return1
For periods ended December 31, 2009

	1 Yr.	5 Yr.	10 Yr.

Class I2	24.38%	2.89%	4.98%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class I	1.03%	1.00%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Multi Sector Bond Fund versus performance of the NVIT Multi Sector Bond Composite Index (the Composite)(a), Citigroup U.S. Broad Investment-Grade Bond Index (Citigroup USBIG Index)(b), Citigroup U.S. High Yield Market Index(c), Citigroup World Government Bond Index-Unhedged(d), JP Morgan Emerging Markets Bond Index (JP Morgan EMBI Global)(e), and The Consumer Price Index (CPI)(f) over the 10-year period ended 12/31/09. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Composite is a combination of Citigroup U.S. Broad Investment-Grade Bond Index (60%), Citigroup U.S. High-Yield Market Index (15%), Citigroup World Government Bond Index-Unhedged (15%) and J.P. Morgan Emerging Market Bond Index (10%). Unlike mutual funds, the composite index does not include expenses. If

6 Annual Report 2009

expenses were included, the actual returns would be lower.

(b)	The Citigroup USBIG Index is designed to track the performance of bonds issued in the U.S. investment grade bond market. The USBIG Index includes institutionally traded U.S. Treasury, government-sponsored (U.S. agency and supranational), mortgage, asset-backed, and investment-grade securities and provides a reliable and fair benchmark for an investment-grade portfolio manager.

(c)	The Citigroup U.S. High-Yield Market Index captures the performance of below-investment grade debt issued by corporations domiciled in the United States and Canada.

(d)	The Citigroup World Government Bond Index-Unhedged includes the 21 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States.

(e)	The J.P. Morgan EMBI Global, which currently covers 27 emerging market countries. Included in the EMBI Global are U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities.

(f)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 7

Shareholder	NVIT Multi Sector Bond Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
December 31, 2009

			Beginning	Ending	Expenses Paid	Annualized
NVIT Multi Sector			Account Value ($)	Account Value ($)	During Period ($)	Expense Ratio (%)
Bond Fund			7/01/09	12/31/09	7/01/09 - 12/31/09[a]	7/1/09 - 12/31/09[a]

Class I Shares	Actual		1,000.00	1,118.60	5.39	1.01
	Hypothetical	[b]	1,000.00	1,020.11	5.14	1.01

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8 Annual Report 2009

Portfolio Summary	NVIT Multi Sector Bond Fund
December 31, 2009

Asset Allocation

Corporate Bonds	45.4%
Sovereign Bonds	16.2%
U.S. Government Mortgage Backed Agencies	11.1%
Collateralized Mortgage Obligations	7.5%
U.S. Treasury Notes	5.7%
Asset-Backed Securities	5.4%
Commercial Mortgage Backed Securities	4.9%
Mutual Fund	2.4%
U.S. Government Sponsored & Agency Obligations	1.6%
Yankee Dollars	0.6%
Convertible Corporate Bonds	0.3%
U.S. Treasury Bond	0.2%
Warrants	0.0%
Common Stocks	0.0%
Liabilities in excess of other assets	(1	.3)%

	100.0%

Top Industries†

Diversified Financial Services	3.7%
Diversified Telecommunication Services	3.7%
Energy Equipment & Services	3.3%
Metals & Mining	2.8%
Capital Markets	2.8%
Health Care Providers & Services	2.3%
Commercial Banks	1.9%
Oil, Gas & Consumable Fuels	1.8%
Media	1.7%
Wireless Telecommunication Services	1.7%
Other Industries	74.3%

100.0%

Top Holdings†

U.S. Treasury Note, 2.63%, 12/31/14	2.8%
Fannie Mae Pool, 4.50%, 01/25/39	2.7%
Invesco AIM Liquid Assets Portfolio, 0.18%	2.4%
Freddie Mac Gold Pool, 5.00%, 01/01/37	2.1%
Fannie Mae Pool, 5.50%, 06/01/38	1.8%
Freddie Mac Gold Pool, 5.50%, 05/01/37	1.8%
Bundesrepublik Deutschland, 4.00%, 01/04/37	1.7%
U.S. Treasury Note, 3.38%, 11/15/19	1.6%
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/17	1.2%
U.S. Treasury Note, 0.75%, 11/30/11	1.0%
Other Holdings	80.9%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 9

Statement of Investments
December 31, 2009

NVIT Multi Sector Bond Fund

Common Stocks 0.0%

	Shares	Market Value

Diversified Telecommunication Services 0.0%
XO Holdings, Inc.	248	$146

Media 0.0%
Charter Communications, Inc., Class A	1,118	39,689

Total Common Stocks (cost $205,727)		39,835

Asset-Backed Securities 5.4%

	Principal Amount	Market Value

Automobile Asset-Backed Securities 0.8%
AmeriCredit Automobile Receivables Trust, Series 2009-1, Class A2, 2.26%, 05/15/12	$310,000	$311,336
Harley-Davidson Motorcycle Trust
Series 2009-2, Class A2, 2.00%, 07/15/12	140,000	140,939
Series 2009-2, Class A3, 2.62%, 03/15/14	395,000	400,362
Honda Auto Receivables Owner Trust, Series 2009-2, Class A3, 2.79%, 01/15/13	185,000	188,748
Nissan Auto Receivables Owner Trust, Series 2009-A, Class A3, 3.20%, 02/15/13	125,000	128,398
World Omni Auto Receivables Trust, Series 2009-A, Class A3, 3.33%, 05/15/13	235,000	241,086

		1,410,869

Credit Card Asset-Backed Securities 3.4%
American Express Credit Account Master Trust, Series 2009-2, Class A, 1.48%, 03/15/17 (a)	135,000	138,719
Capital One Multi-Asset Execution Trust
Series 2006-A11, Class A11, 0.32%, 06/17/19 (a)	175,000	163,042
Series 2006-C1, Class C, 0.52%, 03/17/14 (a)	275,000	262,728
Series 2007-A4, Class A4, 0.26%, 03/16/15 (a)	380,000	373,610
Series 2007-A7, Class A7, 5.75%, 07/15/20	210,000	226,943
Series 2008-A5, Class A5, 4.85%, 02/18/14	315,000	328,766
Chase Issuance Trust
Series 2006-B1, Class B1, 0.38%, 04/15/13 (a)	145,000	143,012
Series 2009-A2, Class A2, 1.78%, 04/15/14 (a)	325,000	332,486
Discover Card Master Trust
Series 2007-A2, Class A2, 0.59%, 06/15/15 (a)	175,000	171,636
Series 2008-A3, Class A3, 5.10%, 10/15/13	470,000	491,758
Series 2008-A4, Class A4, 5.65%, 12/15/15	290,000	315,273
Series 2009-A2, Class A, 1.53%, 02/17/15 (a)	200,000	201,965
Discover Card Master Trust I
Series 1996-4, Class B, 0.78%, 10/16/13 (a)	425,000	416,563
Series 2005-4, Class A2, 0.32%, 06/16/15 (a)	400,000	389,349
Series 2006-2, Class A3, 0.31%, 01/19/16 (a)	380,000	366,968
Series 2006-3, Class A1, 0.26%, 03/15/14 (a)	750,000	740,953
Series 2007-3, Class A2, 0.28%, 10/16/14 (a)	270,000	264,863
Providian Master Note Trust, Series 2006-C1A, Class A, 0.78%, 03/15/15 (a)(b)	510,000	500,481
Washington Mutual Master Note Trust, Series 2006-C2A, Class C2, 0.73%, 08/15/15 (a)(b)	235,000	228,148

		6,057,263

Home Equity Asset-Backed Securities 0.4%
Carrington Mortgage Loan Trust, Series 2006-NC5, Class A1, 0.28%, 01/25/37 (a)	150,638	143,301
Credit-Based Asset Servicing and Securitization LLC, Series 2002-CB2, Class A2, 1.33%, 04/25/32 (a)	540,243	318,188
GMAC Mortgage Corp. Loan Trust, Series 2007-HE2, Class A2, 6.05%, 12/25/37 (a)	86,931	45,586
Provident Bank Home Equity Loan Trust, Series 2000-2, Class A1, 0.77%, 08/25/31 (a)	104,925	48,397

10 Annual Report 2009

Asset-Backed Securities (continued)
	Principal Amount	Market Value

Home Equity Asset-Backed Securities (continued)

Renaissance Home Equity Loan Trust
Series 2006-4, Class AF2, 5.29%, 01/25/37 (c)	$240,000	$190,946
Series 2007-1, Class AF2, 5.51%, 04/25/37 (c)	120,000	60,993

		807,411

Manufactured Housing Asset-Backed Securities 0.1%
Mid-State Trust, Series 4, Class A, 8.33%, 04/01/30	257,623	259,446

Other Asset-Backed Securities 0.6%
Countrywide Asset-Backed Certificates, Series 2007-4, Class A2, 5.53%, 09/25/37	300,000	263,825
DB Master Finance LLC, Series 2006-1, Class A2, 5.78%, 06/20/31 (b)	475,000	457,971
GE Equipment Small Ticket LLC, Series 2009-1, Class A3, 1.92%, 07/15/16 (b)	315,000	314,880

		1,036,676

Student Loan Asset-Backed Securities 0.1%
SLM Student Loan Trust, Series 2007-3, Class A1, 0.27%, 10/27/14 (a)	204,863	204,681

Total Asset-Backed Securities (cost $9,355,934)		9,776,346

Collateralized Mortgage Obligations 7.5%

American Home Mortgage Assets, Series 2007-5, Class A3, 0.53%, 06/25/47 (a)	625,263	51,160

American Home Mortgage Investment Trust
Series 2004-1, Class 1A, 0.58%, 04/25/44 (a)	220,516	173,646
Series 2005-4, Class 3A3, 0.67%, 11/25/45 (a)	1,389,892	172,617
Series 2006-3, Class 12A1, 0.42%, 12/25/46 (a)	898,451	494,563

		840,826

Banc of America Mortgage Securities, Inc.
Series 2004-L, Class 2A1, 3.98%, 01/25/35 (a)	284,219	242,564
Series 2007-3, Class 1A1, 6.00%, 09/25/37	412,031	337,479

		580,043

Bear Stearns ALT-A Trust, Series 2006-3, Class 33A1, 6.07%, 05/25/36 (a)	168,847	83,256

Bear Stearns Structured Products, Inc.
Series 2007-N3, Class 10C, 0.00%, 06/26/36 (b)(d)	13,489,801	1,349
Series 2007-N2, Class 12C, 0.00%, 01/27/37 (b)(d)	44,433,897	4,443
Series 2007-N5, Class 5C, 0.00%, 04/25/37 (b)(d)	18,835,770	1,884

		7,676

Citicorp Mortgage Securities, Inc., Series 2006-3, Class 1A9, 5.75%, 06/25/36	110,000	88,387

Countrywide Alternative Loan Trust
Series 2005-44, Class 1A2A, 0.52%, 10/25/35 (a)	22,044	20,951
Series 2005-59, Class M, 0.83%, 11/20/35 (a)(d)	1,359,250	8,427
Series 2005-59, Class 1A2A, 0.61%, 11/20/35 (a)	553,947	125,661
Series 2005-72, Class M2, 1.05%, 01/25/36 (a)(d)	2,210,000	5,746
Series 2006-OA6, Class 1A1B, 0.54%, 07/25/46 (a)	353,732	78,258
Series 2006-OA22, Class CP, 0.00%, 02/25/47 (a)(b)(d)	10,629,682	1,063
Series 2006-OA21, Class A3, 0.51%, 03/20/47 (a)	479,230	73,550
Series 2007-OA7, Class CP, 0.00%, 05/25/47 (a)(b)(d)	5,276,729	528
Series 2007-OA9, Class A3, 0.73%, 06/25/47 (a)	683,312	79,982

		394,166

Countrywide Home Loan Mortgage Pass Through Trust
Series 2005-11, Class 5A1, 0.53%, 03/25/35 (a)	374,651	197,921
Series 2005-29, Class A1, 5.75%, 12/25/35	445,099	355,662
Series 2006-1, Class A2, 6.00%, 03/25/36	133,898	102,976

		656,559

2009 Annual Report 11

Statement of Investments (Continued)
December 31, 2009

NVIT Multi Sector Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)
	Principal Amount	Market Value

Deutsche ALT-A Securities NIM Trust, Series 2007-AHM1, Class N1, 6.75%, 02/25/47 (b)(d)	$15,160	$1
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-OA1, Class A3, 1.06%, 02/25/47 (a)	513,923	82,315
Downey Savings & Loan Association Mortgage Loan Trust
Series 2005-AR4, Class 2A2, 1.39%, 08/19/45 (a)	1,486,235	311,632
Series 2006-AR1, Class 2A1A, 1.48%, 04/19/47 (a)	953,328	519,237
Elwood Energy LLC , 8.16%, 07/05/26	117,492	108,039
Fannie Mae Interest Strip
Series 207, Class 2, 8.00%, 02/01/23	183,696	46,646
Series 264, Class 2, 8.00%, 07/01/24	462,172	107,554
Series 267, Class 2, 8.50%, 10/01/24	445,533	96,814
Series 274, Class 2, 8.50%, 10/01/25	412,068	90,441
Series 277, Class 2, 7.50%, 04/01/27	223,205	43,936
Fannie Mae REMICS
Series 2006-22, Class CE, 4.50%, 08/25/23	110,000	110,640
Series 2004-70, Class EB, 5.00%, 10/25/24	205,000	217,219
Series 1997-61, Class PK, 8.00%, 08/18/27	317,332	61,502
Series 2009-39, Class LB, 4.50%, 06/25/29	125,000	120,489
Series 2009-69, Class MB, 4.00%, 09/25/29	320,000	296,937
Series 2009-96, Class DB, 4.00%, 11/25/29	210,000	193,858
Series 2003-82, Class IA, 6.00%, 08/25/32	154,435	10,357
Series 2003-32, Class UI, 6.00%, 05/25/33	762,432	142,952
Series 2003-35, Class UI, 6.50%, 05/25/33	225,202	48,195
Series 2003-41, Class IB, 7.00%, 05/25/33	546,186	113,985
Series 2003-44, Class IB, 6.00%, 06/25/33	252,828	54,627
Series 2007-39, Class EF, 0.48%, 05/25/37 (a)	98,146	96,905
Federal National Mortgage Association, Series 2006-M2, Class A2F, 5.26%, 05/25/20 (a)	40,000	41,959
First Horizon Alternative Mortgage Securities, Series 2005-AA7, Class 2A1, 5.39%, 09/25/35 (a)	155,025	107,010
Freddie Mac REMICS
Series 1103, Class N, 1156.50%, 06/15/21	6	148
Series 3558, Class G, 4.00%, 08/15/24	485,000	456,632
Series 2877, Class AL, 5.00%, 10/15/24	225,000	238,509
Series 3123, Class HT, 5.00%, 03/15/26	125,000	129,237
Series 3150, Class EQ, 5.00%, 05/15/26	120,000	124,158
Series 2129, Class SG, 6.75%, 06/17/27 (a)	788,143	126,697
Series 3563, Class LB, 4.00%, 08/15/29	195,000	179,782
Series 3599, Class DY, 4.50%, 11/15/29	420,000	406,232
Series 2557, Class IW, 6.00%, 04/15/32	447,139	32,210
Series 2649, Class IM, 7.00%, 07/15/33	285,100	57,570
Series 2725, Class TA, 4.50%, 12/15/33	20,000	18,706
GMAC Mortgage Corp. Loan Trust, Series 2005-AR2, Class 4A, 5.17%, 05/25/35 (a)	147,122	119,672
Harborview Mortgage Loan Trust
Series 2005-8, Class 1A2A, 0.56%, 09/19/35 (a)	583,354	320,876
Series 2006-5, Class 2A1B, 0.46%, 07/19/46 (a)	864,378	216,604
Indymac Index Mortgage Loan Trust
Series 2005-AR4, Class 2A1A, 0.51%, 03/25/35 (a)	542,450	327,454
Series 2006-AR6, Class 2A1B, 0.48%, 06/25/47 (a)	916,929	161,170
Mastr Adjustable Rate Mortgages Trust, Series 2007-1, Class IM2, 0.63%, 01/25/47 (a)(d)	5,350,000	4,280
Nomura Asset Acceptance Corp., Series 2004-AR2, Class 3A3, 0.69%, 10/25/34 (a)	166,879	139,471

12 Annual Report 2009

Collateralized Mortgage Obligations (continued)
	Principal Amount	Market Value

Residential Accredit Loans, Inc., Series 2006-QO1, Class 2A2, 0.56%, 02/25/46 (a)	$98,672	$11,309
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-5, Class 5A4, 5.49%, 06/25/36 (a)	114,398	19,078
Structured Asset Mortgage Investments, Inc.
Series 2006-AR7, Class B1, 0.60%, 08/25/36 (a)(d)	2,450,000	6,860
Series 2005-AR2, Class 2A1, 0.46%, 05/25/45 (a)	563,385	331,617
Series 2006-AR6, Class 1A5, 0.51%, 07/25/46 (a)	468,525	85,312
Structured Asset Securities Corp., Series 2005-6, Class B2, 5.32%, 05/25/35 (a)	164,290	16,833
WaMu Mortgage Pass Through Certificates
Series 2006-AR10, Class 1A1, 5.92%, 09/25/36 (a)	723,629	548,876
Series 2007-HY3, Class 4A1, 5.31%, 03/25/37 (a)	525,376	418,192
Series 2005-AR6, Class 2AB3, 0.50%, 04/25/45 (a)	842,187	441,658
Series 2005-AR8, Class 2AB3, 0.59%, 07/25/45 (a)	450,950	204,023
Series 2006-AR7, Class 2A, 1.52%, 07/25/46 (a)	745,296	374,891
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA1, Class CA1B, 0.43%, 12/25/46 (a)	556,558	70,737
Washington Mutual Mortgage Pass-Thru, Series 2007-OA2, Class CA1B, 0.41%, 01/25/47 (a)	583,015	79,585
Wells Fargo Mortgage Backed Securities Trust
Series 2004-P, Class 2A1, 3.06%, 09/25/34 (a)	149,763	136,443
Series 2004-BB, Class A2, 2.93%, 01/25/35 (a)	53,328	48,410
Series 2005-AR16, Class 2A1, 3.36%, 10/25/35 (a)	590,397	499,373
Series 2006-2, Class 3A1, 5.75%, 03/25/36	420,044	356,644
Series 2006-AR10, Class 5A1, 5.59%, 07/25/36 (a)	381,391	296,909
Series 2006-AR11, Class A7, 5.51%, 08/25/36 (a)	664,491	238,008
Series 2007-14, Class 1A1, 6.00%, 10/25/37	588,842	517,629

Total Collateralized Mortgage Obligations (cost $18,263,688)		13,487,118

Commercial Mortgage Backed Securities 4.9%

Banc of America Commercial Mortgage, Inc.
Series 2005-2, Class A3, 4.61%, 07/10/43	106,641	106,879
Series 2006-4, Class A4, 5.63%, 07/10/46	210,000	196,730
Asset Securitization Corp., Series 1997-D5, Class A3 6.93%, 02/14/43 (a)	70,000	75,235
Banc of America Commercial Mortgage, Inc.
Series 2000-2, Class B, 7.38%, 09/15/32 (a)	55,000	55,831
Series 2000-2, Class C, 7.44%, 09/15/32 (a)	170,000	172,736
Series 2003-1, Class SBB, 5.86%, 03/11/32 (b)	87,801	95,448
Series 2003-1, Class SBE, 6.77%, 03/11/32 (b)	162,433	180,886
Series 2006-2, Class A4, 5.74%, 05/10/45 (a)	335,000	329,214
Series 2007-2, Class A2, 5.63%, 04/10/49 (a)	150,000	149,708
Series 2008-1, Class A4, 6.17%, 02/10/51 (a)	270,000	242,562
Bear Stearns Commercial Mortgage Securities
Series 2001-TOP2, Class A2, 6.48%, 02/15/35	149,990	155,246
Series 2003-T12, Class A4, 4.68%, 08/13/39 (a)	75,000	75,116
Series 2007-T26, Class AAB, 5.43%, 01/12/45	35,000	33,443
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4 5.43%, 10/15/49	460,000	427,171
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5 5.62%, 10/15/48	545,000	519,182
Commercial Mortgage Acceptance Corp., Series 1998-C2, Class E 7.27%, 09/15/30 (a)	43,435	43,555

2009 Annual Report 13

Statement of Investments (Continued)
December 31, 2009

NVIT Multi Sector Bond Fund (Continued)

Commercial Mortgage Backed Securities (continued)
	Principal Amount	Market Value

Commercial Mortgage Pass-Through Certificates
Series 2003-LB1A, Class A2, 4.08%, 06/10/38	$250,000	$244,964
Series 2006-C7, Class A2, 5.69%, 06/10/46	20,000	20,446
Series 2006-C8, Class A3, 5.31%, 12/10/46	30,000	29,183
Crown Castle Towers LLC
Series 2005-1A, Class AFL, 0.61%, 06/15/35 (a)(b)	170,000	166,600
Series 2005-1A, Class AFX, 4.64%, 06/15/35 (b)	220,000	222,200
Series 2005-1A, Class C, 5.07%, 06/15/35 (b)	60,000	60,600
Series 2006-1A, Class B, 5.36%, 11/15/36 (b)	25,000	25,625
Series 2006-1A, Class C, 5.47%, 11/15/36 (b)	80,000	81,800
Series 2006-1A, Class D, 5.77%, 11/15/36 (b)	60,000	61,350
CS First Boston Mortgage Securities Corp.
Series 2001-CK1, Class C, 6.73%, 12/18/35	65,000	65,487
Series 2002-CKP1, Class A3, 6.44%, 12/15/35	15,000	15,831
Series 2005-C6, Class A4, 5.23%, 12/15/40 (a)	535,000	513,205
DLJ Commercial Mortgage Corp., Series 2000-CKP1, Class A1B 7.18%, 11/10/33	24,014	24,462
First Union Commercial Mortgage Securities, Inc., Series 1997-C2, Class D 7.12%, 11/18/29	15,000	15,998
First Union National Bank Commercial Mortgage, Series 2001-C2, Class A2 6.66%, 01/12/43	141,254	146,403
First Union National Bank-Bank of America Commercial Mortgage Trust
Series 2001-C1, Class A2, 6.14%, 03/15/33	24,970	25,553
Series 2001-C1, Class C, 6.40%, 03/15/33	25,000	25,629
GE Capital Commercial Mortgage Corp.
Series 2001-1, Class B, 6.72%, 05/15/33	95,000	98,577
Series 2002-1A, Class A3, 6.27%, 12/10/35	570,000	600,634
GMAC Commercial Mortgage Securities, Inc.
Series 2000-C1, Class C, 7.97%, 03/15/33 (a)	21,617	21,576
Series 2004-C3, Class A4, 4.55%, 12/10/41	30,000	30,013
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4 5.44%, 03/10/39	25,000	22,089
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2001-CIB3, Class A2, 6.04%, 11/15/35	20,685	21,169
Series 2001-CIBC, Class D, 6.75%, 03/15/33	50,000	50,926
Series 2002-C1, Class A3, 5.38%, 07/12/37	305,000	317,047
Series 2003-C1, Class A2, 4.99%, 01/12/37	45,000	45,812
Series 2006-CB15, Class A4, 5.81%, 06/12/43 (a)	770,000	741,003
Series 2006-LDP7, Class AJ, 5.87%, 04/15/45 (a)	35,000	20,462
Series 2006-LDP7, Class ASB, 5.87%, 04/15/45 (a)	45,000	45,555
Series 2007-CB20, Class AJ, 6.10%, 02/12/51 (a)	40,000	19,114
Series 2009-IWST, Class A1, 4.31%, 12/05/19 (b)	170,000	167,455
Series 2009-IWST, Class A2, 5.63%, 12/05/27 (b)	185,000	183,256
JP Morgan Commercial Mortgage Finance Corp., Series 2000-C10, Class B 7.54%, 08/15/32 (a)	25,000	25,081
LB-UBS Commercial Mortgage Trust
Series 2000-C4, Class C, 7.61%, 07/15/32	40,000	40,720
Series 2000-C5, Class A2, 6.51%, 12/15/26	50,418	51,704
Series 2001-C3, Class B, 6.51%, 06/15/36	55,000	56,153
Series 2003-C8, Class A2, 4.21%, 11/15/27	48,768	49,051
Series 2004-C2, Class A3, 3.97%, 03/15/29	135,000	131,896
Series 2004-C4, Class A2, 4.57%, 06/15/29 (a)	14,729	14,747
Merrill Lynch Mortgage Trust
Series 2005-CIP1, Class A2, 4.96%, 07/12/38	450,000	451,359

14 Annual Report 2009

Commercial Mortgage Backed Securities (continued)
		Principal Amount	Market Value

Series 2005-CIP1, Class AM, 5.11%, 07/12/38 (a)		$100,000	$80,412
Series 2006-C1, Class A4, 5.66%, 05/12/39 (a)		105,000	102,615
Series 2008-C1, Class A4, 5.69%, 02/12/51		200,000	175,322
Morgan Stanley Dean Witter Capital I, Series 2001-DFMA, Class A 6.00%, 03/14/11 (b)		130,304	133,614
Wachovia Bank Commercial Mortgage Trust
Series 2004-C14, Class A2, 4.37%, 08/15/41		325,645	325,208
Series 2006-C28, Class A2, 5.50%, 10/15/48		85,000	86,674

			8,409,913

Total Commercial Mortgage Backed Securities (cost $8,227,025)			8,713,522

Convertible Corporate Bonds 0.3%

Capital Markets 0.2%
E*Trade Financial Corp., 0.00%, 08/31/19		190,000	320,387

Marine 0.1%
Horizon Lines, Inc., 4.25%, 08/15/12		170,000	138,125

Total Convertible Corporate Bonds (cost $206,899)			458,512

Corporate Bonds 45.4%

Aerospace & Defense 0.3%
Honeywell International, Inc., 5.30%, 03/01/18		140,000	147,662
Northrop Grumman Corp., 3.70%, 08/01/14		125,000	125,480
Systems 2001 AT LLC, 6.66%, 09/15/13 (b)		183,650	187,878
TransDigm, Inc., 7.75%, 07/15/14 (b)		80,000	81,200

			542,220

Airlines 0.6%
Continental Airlines, Inc.
6.56%, 02/15/12		370,000	351,963
7.57%, 03/15/20		101,558	92,418
Delta Air Lines, Inc.
7.57%, 11/18/10		460,000	466,325
12.25%, 03/15/15 (b)		195,000	195,000

			1,105,706

Auto Components 0.3%
American Axle & Manufacturing Holdings, Inc., 9.25%, 01/15/17 (b)		120,000	121,800
Goodyear Tire & Rubber Co. (The), 10.50%, 05/15/16		225,000	248,625
TRW Automotive, Inc., 8.88%, 12/01/17 (b)		80,000	83,200

			453,625

Automobiles 0.4%
Navistar International Corp., 8.25%, 11/01/21		415,000	425,375
Volvo Treasury AB, 5.95%, 04/01/15 (b)		340,000	350,851

			776,226

Beverages 0.9%
Anheuser-Busch InBev Worldwide, Inc.
7.20%, 01/15/14 (b)		230,000	260,857
7.75%, 01/15/19 (b)		1,000,000	1,170,795
8.20%, 01/15/39 (b)		130,000	164,385
Constellation Brands, Inc., Series B, 8.13%, 01/15/12		100,000	100,375

			1,696,412

Building Products 0.6%
Cemex Finance Europe BV, 4.75%, 03/05/14	EUR	815,000	972,646
Goodman Global Group, Inc., 0.00%, 12/15/14 (b)		$80,000	45,400
USG Corp., 9.75%, 08/01/14 (b)		65,000	69,387

			1,087,433

Capital Markets 2.8%
Ameriprise Financial, Inc., 7.30%, 06/28/19		540,000	600,512
Bank of New York Mellon Corp. (The), 5.13%, 08/27/13		245,000	264,484
Bear Stearns Cos. LLC (The), 5.55%, 01/22/17		260,000	260,076
Cemex Finance LLC, 9.50%, 12/14/16 (b)		565,000	591,837
Credit Suisse USA, Inc., 5.13%, 08/15/15		40,000	42,529

2009 Annual Report 15

Statement of Investments (Continued)
December 31, 2009

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

Capital Markets (continued)

E*Trade Financial Corp., 12.50%, 11/30/17	$250,250	$284,347
Goldman Sachs Group, Inc. (The)
5.63%, 01/15/17	250,000	255,340
6.75%, 10/01/37	855,000	878,843
LaBranche & Co., Inc., 11.00%, 05/15/12	250,000	240,313
Merrill Lynch & Co., Inc., 6.88%, 04/25/18	470,000	506,396
Nuveen Investments, Inc., 5.00%, 09/15/10	525,000	519,750
TD Ameritrade Holding Corp., 4.15%, 12/01/14	545,000	537,331

		4,981,758

Chemicals 0.3%
CPG International I, Inc., 7.18%, 07/01/12 (a)	95,000	87,875
MacDermid, Inc., 9.50%, 04/15/17 (b)	290,000	290,000
Nalco Co., 8.25%, 05/15/17 (b)	180,000	191,250

		569,125

Commercial Banks 1.9%
Bank of New York Mellon Corp. (The), 4.50%, 04/01/13	90,000	95,042
BB&T Corp., 3.85%, 07/27/12	145,000	150,083
CBQ Finance Ltd., 7.50%, 11/18/19 (b)	100,000	97,393
Citigroup, Inc.
6.01%, 01/15/15	470,000	479,916
6.13%, 05/15/18	205,000	206,109
Credit Suisse/New York NY, 6.00%, 02/15/18	150,000	156,951
Export-Import Bank of Korea, 5.88%, 01/14/15	270,000	289,740
Morgan Stanley
4.20%, 11/20/14	325,000	325,227
6.63%, 04/01/18	345,000	373,003
Resona Bank Ltd., 5.85%, 09/29/49 (a)(b)(e)	625,000	545,486
Wachovia Bank NA, 6.60%, 01/15/38	600,000	633,287
Wachovia Corp., 5.50%, 05/01/13	140,000	148,727

		3,500,964

Commercial Services & Supplies 1.0%
Casella Waste Systems, Inc.
9.75%, 02/01/13	250,000	246,875
11.00%, 07/15/14 (b)	100,000	108,250
Clean Harbors, Inc., 7.63%, 08/15/16	200,000	202,750
Corrections Corp. of America, 7.75%, 06/01/17	195,000	200,850
Iron Mountain, Inc., 7.75%, 01/15/15	180,000	180,900
KAR Auction Services, Inc.
8.75%, 05/01/14	175,000	180,469
10.00%, 05/01/15	65,000	69,550
Ticketmaster Entertainment, Inc., 10.75%, 08/01/16	210,000	226,275
Waste Management, Inc.
6.38%, 03/11/15	75,000	83,110
7.38%, 05/15/29	75,000	83,578
WCA Waste Corp., 9.25%, 06/15/14	150,000	149,437

		1,732,044

Communications Equipment 0.6%
CC Holdings GS V LLC/Crown Castle GS III Corp., 7.75%, 05/01/17 (b)	150,000	159,750
CCH II LLC / CCH II Capital Corp., 13.50%, 11/30/16	150,000	176,625
Columbus International, Inc., 11.50%, 11/20/14 (b)	515,000	540,750
Time Warner Cable, Inc., 5.00%, 02/01/20	295,000	286,071

		1,163,196

Computers & Peripherals 0.1%
Hewlett-Packard Co., 5.50%, 03/01/18	130,000	138,235

Consumer Finance 1.7%
American Express Credit Corp., Series C, 7.30%, 08/20/13	130,000	146,105
Discover Financial Services
0.78%, 06/11/10 (a)	460,000	455,994
10.25%, 07/15/19	365,000	426,819
Ford Motor Credit Co. LLC
7.25%, 10/25/11	1,470,000	1,484,541
8.70%, 10/01/14	40,000	41,820
International Lease Finance Corp., 5.75%, 06/15/11	470,000	431,836

		2,987,115

Containers & Packaging 0.1%
Graphic Packaging International, Inc., 9.50%, 06/15/17	150,000	159,000

16 Annual Report 2009

Corporate Bonds (continued)
		Principal Amount	Market Value

Distributors 0.1%
Wesco Distribution, Inc., 7.50%, 10/15/17		$140,000	$136,850

Diversified Financial Services 3.6%
AIG SunAmerica Global Financing VI, 6.30%, 05/10/11 (b)		395,000	392,901
BP Capital Markets PLC, 4.75%, 03/10/19		165,000	168,717
CDP Financial, Inc., 5.60%, 11/25/39 (b)		570,000	550,650
CEDC Finance Corp. International, Inc.
8.88%, 12/01/16 (b)	EUR	200,000	286,710
9.13%, 12/01/16 (b)		$425,000	437,750
Citigroup, Inc., 5.63%, 08/27/12		160,000	164,571
Farmers Exchange Capital, 7.05%, 07/15/28 (b)		535,000	466,079
General Electric Capital Corp.
5.25%, 10/19/12		120,000	127,707
5.88%, 01/14/38		50,000	46,294
GMAC, Inc.
6.88%, 09/15/11 (b)		1,022,000	1,006,670
8.00%, 11/01/31 (b)		200,000	180,000
Icahn Enterprises LP, 8.13%, 06/01/12		225,000	229,500
John Hancock Global Funding II, 7.90%, 07/02/10 (b)		155,000	159,883
Marsico Parent Co. LLC, 10.63%, 01/15/16 (b)		40,000	23,250
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
9.25%, 04/01/15 (b)		175,000	177,625
10.63%, 04/01/17		100,000	104,000
Reliance Intermediate Holdings LP, 9.50%, 12/15/19 (b)		125,000	130,156
Reynolds Group Issuer Inc., 7.75%, 10/15/16 (b)		125,000	127,813
TNK-BP Finance SA, 7.88%, 03/13/18 (b)		445,000	457,237
TransCapitalInvest Ltd. for OJSC AK Transneft, 5.67%, 03/05/14 (b)		585,000	589,407
UPC Germany GmbH, 8.13%, 12/01/17 (b)		275,000	278,094
Vanguard Health Holding Co. I LLC, 11.25%, 10/01/15 (a)(c)		200,000	210,500
Wind Acquisition Holdings Finance SpA, 12.25%, 07/15/17 (b)		115,000	113,275

			6,428,789

Diversified Telecommunication Services 3.5%
Alestra SA, 11.75%, 08/11/14 (b)		100,000	111,750
AT&T Corp., 8.00%, 11/15/31		295,000	360,053
AT&T, Inc.
4.85%, 02/15/14		140,000	148,861
6.55%, 02/15/39		60,000	63,220
British Telecommunications PLC, 9.63%, 12/15/30		110,000	140,164
Clearwire Communications LLC, 12.00%, 12/01/15 (b)		110,000	111,650
Deutsche Telekom International Finance BV, 8.13%, 05/29/12	EUR	160,000	258,127
France Telecom SA
8.50%, 03/01/31		$40,000	53,233
8.13%, 01/28/33	EUR	90,000	173,532
GCI, Inc., 8.63%, 11/15/19 (b)		$130,000	131,137
Level 3 Financing, Inc., 8.75%, 02/15/17		130,000	118,625
Qwest Capital Funding, Inc., 7.25%, 02/15/11		330,000	334,950
Qwest Corp.
7.88%, 09/01/11		500,000	523,750
8.38%, 05/01/16		240,000	257,400
6.88%, 09/15/33		150,000	132,000
Sprint Capital Corp.
7.63%, 01/30/11		225,000	230,344
6.88%, 11/15/28		315,000	261,844
8.75%, 03/15/32		270,000	254,475
Sprint Nextel Corp., 8.38%, 08/15/17		185,000	188,700
Telecom Italia Capital SA, 7.00%, 06/04/18		360,000	396,105
Telefonos de Mexico SAB de CV
5.50%, 01/27/15		300,000	309,282
5.50%, 11/15/19 (b)		375,000	365,160
Telemar Norte Leste SA, 9.50%, 04/23/19 (b)		125,000	149,375
TELUS Corp., 5.05%, 12/04/19	CAD	65,000	60,736
TW Telecom Holdings, Inc., 9.25%, 02/15/14		$225,000	232,031
Verizon Communications, Inc.
5.50%, 02/15/18		100,000	104,357
8.75%, 11/01/18		175,000	218,578

2009 Annual Report 17

Statement of Investments (Continued)
December 31, 2009

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)
		Principal Amount	Market Value

Diversified Telecommunication Services (continued)

6.35%, 04/01/19		$165,000	$182,033
8.95%, 03/01/39		145,000	196,193
Wind Acquisition Finance SA
12.00%, 12/01/15 (b)		200,000	214,000
11.75%, 07/15/17 (b)		100,000	109,250

			6,390,915

Electric Utilities 1.5%
AES Corp. (The), 9.75%, 04/15/16 (b)		260,000	284,700
Alabama Power Co., 5.80%, 11/15/13		65,000	71,226
Commonwealth Edison Co., 5.80%, 03/15/18		165,000	174,987
Detroit Edison Co. (The), 6.13%, 10/01/10		200,000	207,824
Enel Finance International SA
3.88%, 10/07/14 (b)		280,000	283,410
5.13%, 10/07/19 (b)		300,000	301,853
6.00%, 10/07/39 (b)		210,000	211,111
Energy Future Holdings Corp., 10.88%, 11/01/17		230,000	188,025
Georgia Power Co., 6.00%, 11/01/13		50,000	55,577
Majapahit Holding BV, 7.75%, 01/20/20 (b)		190,000	199,025
Ohio Power Co., Series K, 6.00%, 06/01/16		225,000	238,538
Progress Energy, Inc., 4.88%, 12/01/19		120,000	116,617
Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/01/15 (c)		125,000	101,250
Union Electric Co., 6.70%, 02/01/19		100,000	110,405
United Maritime Group LLC/United Maritime Group Finance Corp., 11.75%, 06/15/15 (b)		75,000	75,188

			2,619,736

Electrical Equipment 0.1%
Belden, Inc., 9.25%, 06/15/19 (b)		100,000	105,625
Timken Co., 6.00%, 09/15/14		45,000	47,356

			152,981

Electronic Equipment & Instruments 0.1%
Jabil Circuit, Inc.
7.75%, 07/15/16		150,000	157,500
8.25%, 03/15/18		50,000	53,500

			211,000

Energy Equipment & Services 3.3%
Anadarko Petroleum Corp., 5.95%, 09/15/16		125,000	135,212
Aquilex Holdings LLC, 11.13%, 12/15/16 (b)		60,000	59,850
Berry Petroleum Co., 10.25%, 06/01/14		115,000	125,062
Cenovus Energy, Inc., 4.50%, 09/15/14 (b)		80,000	82,580
EQT Corp., 6.50%, 04/01/18		230,000	235,964
Gaz Capital SA for Gazprom, 6.58%, 10/31/13	GBP	290,000	466,066
Helix Energy Solutions Group, Inc., 9.50%, 01/15/16 (b)		$115,000	117,875
KazMunaiGaz Finance Sub BV, 11.75%, 01/23/15 (b)		195,000	234,975
Marathon Oil Corp., 6.50%, 02/15/14		95,000	105,086
NAK Naftogaz Ukraine, 9.50%, 09/30/14		345,000	291,522
OPTI Canada, Inc.
9.00%, 12/15/12 (b)		190,000	194,275
8.25%, 12/15/14		155,000	127,681
Petrobras International Finance Co., 6.88%, 01/20/40		465,000	477,834
Petrohawk Energy Corp., 9.13%, 07/15/13		175,000	182,875
Petroleos de Venezuela SA
5.25%, 04/12/17		1,800,000	990,000
5.38%, 04/12/27		690,000	307,050
Petroleos Mexicanos, 4.88%, 03/15/15 (b)		405,000	403,501
Petroleum Co. of Trinidad & Tobago Ltd.,
9.75%, 08/14/19 (b)		120,000	134,250
Petronas Capital Ltd., 5.25%, 08/12/19 (b)		210,000	210,098
Quicksilver Resources, Inc., 8.25%, 08/01/15		130,000	133,250
Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.30%, 09/30/20 (b)		415,000	418,212
Tesoro Corp., 9.75%, 06/01/19		115,000	119,025
Transocean, Inc., 6.00%, 03/15/18		190,000	202,719
Weatherford International Ltd., 6.00%, 03/15/18		140,000	140,975

			5,895,937

18 Annual Report 2009

Corporate Bonds (continued)

Energy Equipment & Services (continued)
Food & Staples Retailing 1.0%
CVS Caremark Corp., 6.13%, 09/15/39	$300,000	$297,330
CVS Pass-Through Trust, 7.51%, 01/10/32 (b)	215,000	225,210
Delhaize America, Inc., 9.00%, 04/15/31	109,000	139,553
Great Atlantic & Pacific Tea Co., 11.38%, 08/01/15 (b)	125,000	131,562
Kroger Co. (The)
5.00%, 04/15/13	70,000	74,026
3.90%, 10/01/15	130,000	130,710
6.40%, 08/15/17	100,000	109,242
Rite Aid Corp., 9.75%, 06/12/16	140,000	151,900
Wal-Mart Stores, Inc.
4.25%, 04/15/13	230,000	243,862
4.13%, 02/01/19	210,000	207,319

		1,710,714

Food Products 0.5%
Bumble Bee Foods LLC, 7.75%, 12/15/15 (b)	160,000	160,400
Ciliandra Perkasa Finance Co. Pte Ltd., 10.75%, 12/08/11	100,000	102,726
ConAgra Foods, Inc., 8.25%, 09/15/30	100,000	119,870
JBS USA LLC/JBS USA Finance, Inc., 11.63%, 05/01/14 (b)	275,000	311,438
Kraft Foods, Inc., 6.75%, 02/19/14	35,000	38,704
Smithfield Foods, Inc., 10.00%, 07/15/14 (b)	225,000	244,125

		977,263

Gas Utilities 0.9%
CenterPoint Energy Resources Corp.
Series B, 7.88%, 04/01/13	45,000	50,687
6.25%, 02/01/37	70,000	67,858
Consolidated Natural Gas Co., Series C, 6.25%, 11/01/11	155,000	166,861
Dynegy Holdings, Inc., 7.50%, 06/01/15 (b)	215,000	197,800
Enterprise Products Operating LLC
5.25%, 01/31/20	140,000	138,491
6.13%, 10/15/39	340,000	328,465
Regency Energy Partners LP/Regency Energy Finance Corp., 9.38%, 06/01/16 (b)	195,000	207,675
Texas Eastern Transmission LP, 7.00%, 07/15/32	215,000	241,653
TransCanada PipeLines Ltd., 6.50%, 08/15/18	145,000	161,740

		1,561,230

Health Care Equipment & Supplies 0.1%
Covidien International Finance SA, 6.00%, 10/15/17	100,000	108,086

Health Care Providers & Services 2.3%
Aetna, Inc., 6.75%, 12/15/37	400,000	417,092
Baxter International, Inc.
4.00%, 03/01/14	75,000	77,343
4.63%, 03/15/15	35,000	37,104
Biomet, Inc., 10.38%, 10/15/17	100,000	108,500
Boston Scientific Corp.
4.50%, 01/15/15	355,000	355,725
6.00%, 01/15/20	375,000	383,166
7.38%, 01/15/40	90,000	96,693
CareFusion Corp., 5.13%, 08/01/14 (b)	90,000	94,609
CRC Health Corp., 10.75%, 02/01/16	300,000	252,000
Express Scripts, Inc., 6.25%, 06/15/14	190,000	207,315
HCA, Inc.
9.13%, 11/15/14	125,000	131,875
7.88%, 02/15/20 (b)	100,000	104,125
Health Net, Inc., 6.38%, 06/01/17	250,000	223,750
Healthsouth Corp., 10.75%, 06/15/16	495,000	538,312
Medco Health Solutions, Inc.
6.13%, 03/15/13	10,000	10,698
7.25%, 08/15/13	255,000	283,294
7.13%, 03/15/18	195,000	219,207
Medtronic, Inc., 4.50%, 03/15/14	50,000	52,952
Psychiatric Solutions, Inc., 7.75%, 07/15/15 (b)	195,000	183,787
Reable Therapeutics Fin, 11.75%, 11/15/14	225,000	233,438
StoneMor Operating LLC/Cornerstone Family Services/Osiris Holdings, 10.25%, 12/01/17 (b)	50,000	50,875
US Oncology Holdings, Inc., 6.43%, 03/15/12 (a)	155,000	144,925

		4,206,785

2009 Annual Report 19

Statement of Investments (Continued)
December 31, 2009

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

Health Care Providers & Services (continued)
Home Builders 0.1%
K. Hovnanian Enterprises, Inc., 10.63%, 10/15/16 (b)	$160,000	$167,200

Hotels, Restaurants & Leisure 1.7%
Ameristar Casinos, Inc., 9.25%, 06/01/14 (b)	125,000	129,688
Carrols Corp., 9.00%, 01/15/13	175,000	177,625
Denny’s Holdings, Inc., 10.00%, 10/01/12	125,000	127,812
Galaxy Entertainment Finance Co. Ltd., 9.88%, 12/15/12 (b)	600,000	600,000
Harrah’s Operating Co., Inc., 11.25%, 06/01/17 (b)	175,000	183,094
Las Vegas Sands Corp., 6.38%, 02/15/15	125,000	110,625
Mandalay Resort Group, 9.38%, 02/15/10	175,000	174,125
McDonald’s Corp., 5.00%, 02/01/19	35,000	36,582
MGM Mirage, Inc.
8.38%, 02/01/11	150,000	142,125
10.38%, 05/15/14 (b)	225,000	244,125
MTR Gaming Group, Inc., 12.63%, 07/15/14 (b)	125,000	120,312
NPC International, Inc., 9.50%, 05/01/14	150,000	148,500
Pokagon Gaming Authority, 10.38%, 06/15/14 (b)	200,000	208,000
Speedway Motorsports, Inc., 8.75%, 06/01/16	110,000	116,050
Yonkers Racing Corp., 11.38%, 07/15/16 (b)	120,000	126,000
Yum! Brands, Inc.
8.88%, 04/15/11	295,000	319,212
4.25%, 09/15/15	135,000	135,405

		3,099,280

Household Durables 0.1%
Meritage Homes Corp., 6.25%, 03/15/15	135,000	124,200

Household Products 0.2%
Fortune Brands, Inc., 3.00%, 06/01/12	305,000	302,288
Prestige Brands, Inc., 9.25%, 04/15/12	85,000	86,169

		388,457

Industrial Conglomerates 0.7%
General Electric Co., 5.25%, 12/06/17	890,000	909,460
Textron, Inc.
6.20%, 03/15/15	180,000	187,349
7.25%, 10/01/19	110,000	113,857
Trimas Corp., 9.75%, 12/15/17 (b)	100,000	98,125

		1,308,791

Insurance 1.2%
ACE INA Holdings, Inc., 5.60%, 05/15/15	135,000	144,870
Alliant Holdings I, Inc., 11.00%, 05/01/15 (b)	125,000	125,313
Berkshire Hathaway Finance Corp.
4.00%, 04/15/12	210,000	220,074
5.40%, 05/15/18	205,000	214,182
Chubb Corp., 5.75%, 05/15/18	45,000	47,774
HUB International Holdings, Inc., 10.25%, 06/15/15 (b)	250,000	230,000
Lincoln National Corp., 6.20%, 12/15/11	750,000	780,506
Marsh & McLennan Cos., Inc., 5.15%, 09/15/10	40,000	41,006
MetLife, Inc., 7.72%, 02/15/19	235,000	276,157

		2,079,882

Internet & Catalog Retail 0.2%
QVC, Inc., 7.50%, 10/01/19 (b)	310,000	316,200

IT Services 0.2%
First Data Corp., 9.88%, 09/24/15	225,000	209,813
SunGard Data Systems, Inc., 10.63%, 05/15/15	125,000	137,656

		347,469

Leisure Equipment & Products 0.2%
Easton-Bell Sports, Inc., 9.75%, 12/01/16 (b)	175,000	181,344
Hasbro, Inc.
6.13%, 05/15/14	145,000	157,868
6.30%, 09/15/17	80,000	84,661

		423,873

Machinery 0.4%
Case New Holland, Inc., 7.75%, 09/01/13 (b)	125,000	127,812
Colt Defense LLC / Colt Finance Corp., 8.75%, 11/15/17 (b)	100,000	103,250

20 Annual Report 2009

Corporate Bonds (continued)
	Principal Amount	Market Value

Machinery (continued)

Ingersoll-Rand Global Holding Co. Ltd., 9.50%, 04/15/14	$310,000	$370,430
Roper Industries, Inc., 6.25%, 09/01/19	55,000	57,259

		658,751

Marine 0.1%
General Maritime Corp., 12.00%, 11/15/17 (b)	195,000	203,044

Media 1.6%
Charter Communications, Inc., 10.88%, 09/15/14	225,000	252,000
Clear Channel Worldwide Holdings, Inc.
9.25%, 12/15/17 (b)	75,000	77,100
Comcast Corp., 6.50%, 11/15/35	200,000	207,372
Dex Media West LLC/Dex Media West Finance Co., 9.88%, 08/15/13 (f)	75,000	23,625
DirectTV Holdings, 4.75%, 10/01/14 (b)	380,000	387,348
Hughes Network Systems LLC/HNS Finance Corp., 9.50%, 04/15/14	125,000	129,062
Idearc Inc, 8.00%, 11/15/16 (f)	825,000	57,750
Intelsat Corp., 9.25%, 08/15/14	175,000	179,812
News America, Inc., 6.90%, 03/01/19	185,000	208,452
Nielsen Finance Co. LLC/Nielsen Finance Co., 0.00%, 08/01/16 (a)(c)	130,000	118,625
Rainbow National Services LLC, 10.38%, 09/01/14 (b)	200,000	211,000
Telesat Canada / Telesat LLC, 12.50%, 11/01/17	190,000	209,000
Time Warner, Inc., 5.88%, 11/15/16	155,000	167,324
Univision Communications, Inc., 12.00%, 07/01/14 (b)	60,000	66,075
Viacom, Inc., 6.25%, 04/30/16	325,000	354,212
Visant Holding Corp., 10.25%, 12/01/13 (c)	105,000	108,412
WMG Holdings Corp., 9.50%, 12/15/14 (c)	200,000	202,500

		2,959,669

Metals & Mining 2.8%
Adaro Indonesia PT, 7.63%, 10/22/19 (b)	275,000	271,906
ArcelorMittal, 9.85%, 06/01/19	140,000	181,076
Bumi Capital Pte Ltd., 12.00%, 11/10/16 (b)	425,000	420,750
Freeport-McMoRan Copper & Gold, Inc., 8.38%, 04/01/17	430,000	470,850
Gerdau Holdings, Inc., 7.00%, 01/20/20 (b)	100,000	102,750
International Coal Group, Inc., 10.25%, 07/15/14	105,000	100,931
Prime Dig Pte Ltd., 11.75%, 11/03/14 (b)	425,000	429,250
Rio Tinto Finance USA Ltd.
5.88%, 07/15/13	405,000	437,010
9.00%, 05/01/19	310,000	392,332
Southern Copper Corp.
6.38%, 07/27/15	100,000	102,771
7.50%, 07/27/35	720,000	713,403
Steel Dynamics, Inc., 8.25%, 04/15/16 (b)	200,000	208,250
Teck Resources Ltd., 9.75%, 05/15/14	190,000	219,213
Tube City IMS Corp., 9.75%, 02/01/15	25,000	24,156
Vale Overseas Ltd., 6.88%, 11/10/39	825,000	830,548
Vedanta Resources plc, 8.75%, 01/15/14 (b)	155,000	158,488

		5,063,684

Multiline Retail 0.1%
HSN, Inc., 11.25%, 08/01/16	100,000	112,250
Neiman Marcus Group, Inc. (The), 9.00%, 10/15/15	10,000	9,775

		122,025

Multi-Utilities 0.2%
NRG Energy, Inc., 7.38%, 01/15/17	325,000	325,813

Oil, Gas & Consumable Fuels 1.5%
ConocoPhillips, 6.50%, 02/01/39	170,000	188,673
Devon Energy Corp., 5.63%, 01/15/14	500,000	540,148
Ecopetrol SA, 7.63%, 07/23/19	310,000	343,635
El Paso Corp., 8.25%, 02/15/16	85,000	90,738

2009 Annual Report 21

Statement of Investments (Continued)
December 31, 2009

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)
		Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)

Forest Oil Corp., 8.50%, 02/15/14 (b)		$155,000	$161,975
Linn Energy LLC
11.75%, 05/15/17 (b)		70,000	78,575
9.88%, 07/01/18		210,000	223,125
MarkWest Energy Partners LP/Markwest Energy Finance Corp., 8.75%, 04/15/18		125,000	128,750
SandRidge Energy, Inc., 9.88%, 05/15/16 (b)		150,000	157,875
Williams Cos., Inc. (The), 8.75%, 01/15/20		535,000	638,239
XTO Energy, Inc., 6.50%, 12/15/18		180,000	205,686

			2,757,419

Paper & Forest Products 1.1%
Catalyst Paper Corp., Series D, 8.63%, 06/15/11		300,000	231,000
International Paper Co.
7.50%, 08/15/21		200,000	224,094
7.30%, 11/15/39		410,000	434,953
Masco Corp., 0.55%, 03/12/10 (a)		325,000	323,675
NewPage Corp., 11.38%, 12/31/14 (b)		175,000	176,750
Norske Skogindustrier ASA, 6.13%, 10/15/15 (b)		235,000	148,226
PE Paper Escrow GmbH, 12.00%, 08/01/14 (b)		300,000	331,500
Pindo Deli Finance BV, 0.00%, 04/28/25(a)(b)		901,231	11,265
Sappi Papier Holding AG, 6.75%, 06/15/12 (b)		175,000	167,563
Tjiwi Kimia Finance BV, 0.00%, 04/28/27(a)(b)(f)		473,111	5,914

			2,054,940

Personal Products 0.0%
Procter & Gamble Co. (The), 4.60%, 01/15/14		70,000	74,534

Pharmaceuticals 0.1%
Novasep Holding SAS, 9.75%, 12/15/16 (b)		135,000	131,625

Real Estate Investment Trusts (REITs) 0.2%
Developers Diversified Realty Corp.
5.00%, 05/03/10		65,000	64,999
4.63%, 08/01/10		335,000	332,905

			397,904

Real Estate Management & Development 0.1%
Realogy Corp., 11.00%, 04/15/14		175,000	144,375

Road & Rail 0.8%
Kansas City Southern de Mexico SA de CV
9.38%, 05/01/12		450,000	466,875
12.50%, 04/01/16		400,000	460,000
Kansas City Southern Railway Co., 13.00%, 12/15/13		50,000	58,000
RSC Equipment Rental, Inc., 10.00%, 07/15/17 (b)		100,000	108,750
TGI International Ltd., 9.50%, 10/03/17 (b)		135,000	145,800
Union Pacific Corp., 7.88%, 01/15/19		185,000	223,850

			1,463,275

Specialty Retail 0.4%
Burlington Coat Factory Warehouse Corp., 11.13%, 04/15/14		80,000	82,600
Sally Holdings, Inc./Sally Capital Inc., 10.50%, 11/15/16		160,000	172,000
Staples, Inc.
7.75%, 04/01/11		130,000	139,699
9.75%, 01/15/14		320,000	389,905

			784,204

Textiles, Apparel & Luxury Goods 0.2%
Hanesbrands, Inc., 8.00%, 12/15/16		80,000	81,500
Polo Ralph Lauren Corp., 4.50%, 10/04/13	EUR	150,000	214,628

			296,128

Tobacco 0.9%
Altria Group, Inc.
7.75%, 02/06/14		$295,000	334,617
9.70%, 11/10/18		450,000	556,275
10.20%, 02/06/39		250,000	333,509
Philip Morris International, Inc.
6.88%, 03/17/14		200,000	226,624
5.65%, 05/16/18		195,000	205,058

			1,656,083

Wireless Telecommunication Services 1.7%
Alltel Corp.
7.00%, 07/01/12		115,000	126,857
7.88%, 07/01/32		190,000	225,954

22 Annual Report 2009

Corporate Bonds (continued)
	Principal Amount	Market Value

Wireless Telecommunication Services (continued)

Cellco Partnership / Verizon Wireless Capital LLC, 8.50%, 11/15/18	$270,000	$334,903
Cricket Communications, Inc., 9.38%, 11/01/14	230,000	231,150
Digicel Group Ltd., 9.13%, 01/15/15 (b)	830,000	817,550
NII Capital Corp., 10.00%, 08/15/16 (b)	950,000	995,125
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, 9.13%, 04/30/18 (b)	215,000	229,513
Vodafone Group PLC, 5.63%, 02/27/17	175,000	185,879

		3,146,931

Total Corporate Bonds (cost $76,738,248)		81,789,101

U.S. Government Mortgage Backed Agencies 11.1%

Fannie Mae Pool
Pool# 50946
6.50%, 12/01/23	15,288	16,396
Pool# 346286
6.50%, 05/01/26	42,063	45,481
Pool# 370191
6.50%, 01/01/27	1,752	1,894
Pool# 251752
6.50%, 06/01/28	68,615	74,362
Pool# 252009
6.50%, 07/01/28	179,612	194,655
Pool# 415967
6.50%, 10/01/28	71,723	77,729
Pool# 457953
6.50%, 01/01/29	61,287	66,420
Pool# 482616
6.50%, 02/01/29	122,888	133,065
Pool# 323591
6.50%, 03/01/29	122,081	132,305
Pool# 540017
8.00%, 05/01/30	5,763	6,607
Pool# 564363
8.00%, 01/01/31	1,640	1,880
Pool# 564993
7.50%, 03/01/31	14,015	15,815
Pool# 606566
7.50%, 10/01/31	12,449	14,048
Pool# 642656
7.00%, 07/01/32	54,648	60,311
Pool# 555533
6.50%, 04/01/33	58,999	63,793
Pool# 741875
6.50%, 09/01/33	27,276	29,423
Pool# 886574
3.10%, 08/01/36 (a)	671,625	696,068
Pool# 968154
6.00%, 01/01/38	129,995	137,896
Pool# 257231
5.50%, 06/01/38	3,186,168	3,338,339
4.50%, 01/25/39	4,865,000	4,855,878
Pool# AC8883
3.81%, 12/01/39 (a)	340,000	336,193
Freddie Mac Gold Pool
Pool# C90381
7.50%, 11/01/20	883	994
Pool# C00712
6.50%, 02/01/29	18,814	20,366
Pool# C39060
8.00%, 06/01/30	479	549
Pool# C41531
8.00%, 08/01/30	2,208	2,530
Pool# C42327
8.00%, 09/01/30	1,634	1,872
Pool# C01104
8.00%, 12/01/30	23,222	26,608
Pool# C48997
8.00%, 03/01/31	84,103	96,364
Pool# C49587
8.00%, 03/01/31	18,898	21,656
Pool# C50477
8.00%, 04/01/31	25,826	29,594
Pool# C53381
8.00%, 06/01/31	3,507	4,018
Pool# C69951
6.50%, 08/01/32	26,478	28,596
Pool# G02170
6.00%, 04/01/36	690,519	734,108
Pool# G05087
5.00%, 01/01/37	3,690,213	3,791,309
Pool# C02851
5.50%, 05/01/37	3,177,467	3,332,203
Pool# A66094
6.00%, 09/01/37	331,901	352,541
Pool# A70365
6.00%, 09/01/37	56,615	60,136
Pool# A78751
6.00%, 06/01/38	219,582	233,053
Pool# A80985
6.00%, 08/01/38	585,987	621,938
Pool# G04674
6.00%, 08/01/38	245,440	260,498

Total U.S. Government Mortgage Backed Agencies (cost $19,553,455)		19,917,491

2009 Annual Report 23

Statement of Investments (Continued)
December 31, 2009

NVIT Multi Sector Bond Fund (Continued)

Sovereign Bonds 16.2%

		Principal Amount	Market Value

ARGENTINA 1.4%
Argentina Bonos, 0.94%, 08/03/12 (a)		$4,300,000	$1,481,350
Argentina Government International Bond, 8.28%, 12/31/33		1,287,015	962,044

			2,443,394

AUSTRALIA 0.5%
New South Wales Treasury Corp.
5.25%, 05/01/13	AUD	640,000	572,938
5.50%, 03/01/17		440,000	382,166

			955,104

BRAZIL 1.3%
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/17	BRL	4,080,000	2,130,297
Brazilian Government International Bond, 5.88%, 01/15/19		$280,000	298,200

			2,428,497

CANADA 0.7%
Canadian Government Bond
5.25%, 06/01/12	CAD	330,000	341,309
4.25%, 06/01/18		935,000	943,314

			1,284,623

CAYMAN ISLANDS 0.1%
Cayman Islands Government Bond, 5.95%, 11/24/19 (b)		$100,000	98,942

COLOMBIA 0.7%
Colombia Government International Bond
7.38%, 03/18/19		235,000	266,138
6.13%, 01/18/41		460,000	426,650
Republic of Colombia, 9.85%, 06/28/27	COP	1,120,000,000	634,371

			1,327,159

EL SALVADOR 0.1%
El Salvador Government International Bond, 7.65%, 06/15/35		$105,000	103,425

FRANCE 0.8%
France Government Bond OAT
4.00%, 04/25/18	EUR	450,000	674,933
3.75%, 10/25/19		575,000	831,291

			1,506,224

GERMANY 3.2%
Bundesrepublik Deutschland
4.50%, 01/04/13	EUR	1,000,000	$1,544,421
4.25%, 07/04/18		640,000	987,025
4.00%, 01/04/37		2,250,000	3,141,367

			5,672,813

HUNGARY 0.3%
Hungary Government Bond, 8.00%, 02/12/15	HUF	106,000,000	568,732

INDONESIA 0.5%
Indonesia Government International Bond, 7.75%, 01/17/38 (b)		$290,000	326,250
Perusahaan Penerbit SBSN, 8.80%, 04/23/14 (b)		500,000	578,586

			904,836

JAPAN 0.3%
Japan Government Ten Year Bond, 0.80%, 03/20/13	JPY	50,000,000	546,098

LITHUANIA 0.1%
Republic of Lithuania, 6.75%, 01/15/15 (b)		$125,000	127,264

MEXICO 1.0%
Mexican Bonos, 8.50%, 11/18/38	MXN	18,750,000	1,386,792
United Mexican States
5.95%, 03/19/19		$94,000	99,405
6.05%, 01/11/40		290,000	278,777

			1,764,974

PERU 0.1%
Republic of Peru, 7.13%, 03/30/19		155,000	178,250

PHILIPPINES 0.1%
Power Sector Assets & Liabilities Management Corp., 7.39%, 12/02/24 (b)		230,000	236,900

POLAND 0.1%
Republic of Poland, 6.38%, 07/15/19		190,000	206,660

QATAR 0.2%
Qatar Govt International Bond, 6.40%, 01/20/40 (b)		385,000	386,925

24 Annual Report 2009

Sovereign Bonds (continued)
		Principal Amount	Market Value

RUSSIA 0.6%
Russian Foreign Bond — Eurobond, 7.50%, 03/31/30 (c)		$982,251	$1,108,716

SPAIN 0.3%
Spain Government Bond, 6.15%, 01/31/13	EUR	330,000	526,529

SUPRANATIONAL 0.8%
Corp. Andina de Fomento
1.11%, 11/16/11 (a)		100,000	131,753
8.13%, 06/04/19		$115,000	132,881
Eurasian Development Bank, 7.38%, 09/29/14 (b)		565,000	586,894
Nordic Investment Bank, 1.70%, 04/27/17	JPY	50,000,000	562,238

			1,413,766

TURKEY 0.7%
Republic of Turkey, 7.50%, 11/07/19		$135,000	152,213
Turkey Government Bond, 14.00%, 09/26/12	TRY	1,485,000	1,068,189

			1,220,402

UNITED KINGDOM 1.6%
United Kingdom Gilt
4.50%, 03/07/13	GBP	720,000	1,244,013
5.00%, 09/07/14		928,000	1,642,890
4.50%, 03/07/19		30,000	50,036

			2,936,939

URUGUAY 0.1%
Uruguay Government International Bond, 6.88%, 09/28/25		$105,000	110,250

VENEZUELA 0.6%
Venezuela Government International Bond, 6.00%, 12/09/20		2,080,000	1,144,000

Total Sovereign Bonds (cost $26,661,086)			29,201,422

U.S. Government Sponsored & Agency Obligations 1.6%

Federal Home Loan Mortgage Corp. 5.13%, 11/17/17		265,000	288,515
Federal National Mortgage Association
1.75%, 03/23/11		675,000	683,249
5.00%, 05/11/17		1,050,000	1,140,511
0.00%, 10/09/19		1,450,000	787,350

Total U.S. Government Sponsored & Agency Obligations (cost $2,843,273)			2,899,625

U.S. Treasury Bond 0.2%

U.S. Treasury Bond, 4.50%, 08/15/39		425,000	415,371

Total U.S. Treasury Bond (cost $430,927)			415,371

U.S. Treasury Notes 5.7%

U.S. Treasury Note
0.75%, 11/30/11		1,745,000	1,733,617
1.13%, 12/15/12		385,000	378,832
2.63%, 12/31/14		5,115,000	5,100,218
3.38%, 11/15/19 (g)		3,120,000	3,001,066

Total U.S. Treasury Notes (cost $10,295,367)			10,213,733

Warrants 0.0%

		Number of Warrants	Market Value

Diversified Telecommunication Services 0.0%
XO Holdings, Inc., expiring 1/16/2010		1,247	$4

Total Warrants (cost $0)			4

Yankee Dollars 0.6%

Diversified Telecommunication Services 0.2%
France Telecom SA, 4.38%, 07/08/14		265,000	276,915

			276,915

Energy Equipment & Services 0.1%
Compton Petroleum Finance Corp., 7.63%, 12/01/13		80,000	63,800
Petro-Canada, 6.05%, 05/15/18		45,000	48,374

2009 Annual Report 25

Statement of Investments (Continued)
December 31, 2009

NVIT Multi Sector Bond Fund (Continued)

Yankee Dollars (continued)
	Principal Amount	Market Value

Energy Equipment & Services (continued)

Suncor Energy, Inc., 5.95%, 12/01/34	$105,000	$102,190

		214,364

Media 0.1%
WPP Finance UK, 8.00%, 09/15/14	215,000	244,511

Oil, Gas & Consumable Fuels 0.1%
Suncor Energy, Inc., 6.10%, 06/01/18	120,000	128,764

Road & Rail 0.0%
Canadian National Railway Co., 5.55%, 05/15/18	45,000	47,958

Transportation Infrastructure 0.1%
DP World Ltd., 6.85%, 07/02/37 (b)	170,000	130,768

Total Yankee Dollars (cost $936,153)		1,043,280

Mutual Fund 2.4%

	Shares	Market Value

Money Market Fund 2.4%
Invesco AIM Liquid Assets Portfolio, 0.18% (h)	4,386,437	$4,386,437

Total Mutual Fund (cost $4,386,437)		4,386,437

Total Investments (cost $178,104,219) (i) — 101.3%		182,341,797

Liabilities in excess of other assets — (1.3)%		(2,300,816)

NET ASSETS — 100.0%		$180,040,981

*	Non income

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2009. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2009 was $31,579,966 which represents 17.54% of net assets.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2009.

(d)	Fair Valued Security.

(e)	Perpetual bond security. The maturity date reflects the next call date.

(f)	Security in default.

(g)	All or a part of the security was pledged as collateral for futures contracts as of December 31, 2009.

(h)	Represents 7-day effective yield as of December 31, 2009.

(i)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AB	Stock Company

AG	Stock Corporation

ASA	Stock Corporation

IO	Interest Only

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NIM	Net Interest Margin

PLC	Public Limited Company

PT	Limited Liability Company

REMICS	Real Estate Mortgage Investment Conduits

SA	Stock Company

SAB de CV	Public Traded Company with Variable Capital

SpA	Limited Share Company

UK	United Kingdom

Currency:

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

COP	— Colombian Peso

EUR	— Euro

GBP	— Great British Pound

HUF	— Hungarian Forint

JPY	— Japanese Yen

MXN	— Mexican Peso

TRY	— Turkish Lira

26 Annual Report 2009

At December 31, 2009, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

		Currency			Unrealized
	Delivery	Received/	Contract	Market	Appreciation/
Currency	Date	(Delivered)	Value	Value	(Depreciation)

Short Contracts:
Brazilian Real	1/05/10	(406,455)	$(237,000)	$(233,434)	$3,566
Brazilian Real	1/05/10	(26,385)	(15,000)	(15,153)	(153)
Brazilian Real	1/05/10	(240,100)	(140,000)	(137,893)	2,107
Brazilian Real	1/05/10	(162,925)	(95,000)	(93,571)	1,429
Brazilian Real	1/05/10	(316,260)	(180,000)	(181,633)	(1,633)
Brazilian Real	1/05/10	(460,720)	(260,000)	(264,599)	(4,599)
Brazilian Real	1/05/10	(230,360)	(130,000)	(132,300)	(2,300)
Brazilian Real	1/05/10	(70,880)	(40,000)	(40,708)	(708)
Brazilian Real	1/05/10	(158,310)	(90,000)	(90,920)	(920)
Brazilian Real	1/05/10	(140,720)	(80,000)	(80,818)	(818)
British Pound	1/07/10	(638,424)	(1,039,463)	(1,031,174)	8,289
British Pound	1/07/10	(1,445,119)	(2,352,900)	(2,334,138)	18,762
British Pound	1/07/10	(70,000)	(113,972)	(113,063)	909
Canadian Dollar	1/07/10	(264,956)	(250,000)	(253,341)	(3,341)
Euro	1/07/10	(670,000)	(990,260)	(960,478)	29,782
Euro	1/07/10	(150,000)	(221,700)	(215,032)	6,668
Euro	1/07/10	(1,315,000)	(1,943,570)	(1,885,118)	58,452
Hungarian Forint	1/07/10	(71,000,000)	(379,071)	(377,086)	1,985
Hungarian Forint	1/07/10	(43,000,000)	(229,578)	(228,376)	1,202
Mexican Peso	1/07/10	(1,283,750)	(100,000)	(98,108)	1,892
Mexican Peso	1/07/10	(962,813)	(75,000)	(73,581)	1,419
Mexican Peso	1/07/10	(3,851,250)	(300,000)	(294,323)	5,677
Norwegian Krone	1/07/10	(548,796)	(95,000)	(94,778)	222
Norwegian Krone	1/07/10	(86,652)	(15,000)	(14,965)	35
Turkish Lira	1/07/10	(180,000)	(118,274)	(120,538)	(2,264)
Turkish Lira	1/07/10	(290,000)	(190,553)	(194,201)	(3,648)

Total Short Contracts			$(9,681,341)	$(9,559,329)	$122,012

Long Contracts:
Brazilian Real	1/05/10	215,100	$120,000	$123,536	$3,536
Brazilian Real	1/05/10	35,850	20,000	20,589	589
Brazilian Real	1/05/10	224,063	125,000	128,683	3,683
British Pound	1/07/10	225,000	359,526	363,417	3,891
British Pound	1/07/10	190,000	303,862	306,886	3,024
British Pound	1/07/10	145,000	231,694	234,202	2,508
British Pound	1/07/10	225,000	358,951	363,417	4,466
Euro	1/07/10	95,000	136,061	136,187	126
Japanese Yen	1/07/10	159,652,250	1,805,000	1,714,221	(90,779)
Norwegian Krone	1/07/10	4,235,498	732,000	731,480	(520)
Norwegian Krone	1/07/10	1,186,171	205,000	204,854	(146)
Turkish Lira	1/07/10	585,000	386,094	391,750	5,656
Turkish Lira	1/07/10	360,000	237,596	241,077	3,481

Total Long Contracts			$5,020,784	$4,960,299	$(60,485)

At December 31, 2009, the Fund’s open futures contracts were as follows (Note 2):

			Notional Value	Unrealized
Number of			Covered by	Appreciation
Contracts	Long Contracts	Expiration	Contracts	(Depreciation)

2	JPN 10 Year Bond	03/11/10	$2,999,946	$43
27	U.S. Treasury 2 Year Note	03/31/10	5,839,172	(32,121)
125	U.S. Treasury 5 Year Note	03/31/10	14,297,851	(249,292)

			$23,136,969	$(281,370)

			Notional Value
Number of			Covered by	Unrealized
Contracts	Short Contracts	Expiration	Contracts	Appreciation

15	U.S. Treasury 10 Year Note	03/22/10	$1,731,797	$45,895
11	U.S. Treasury Bonds	03/22/10	1,269,125	60,639

			$3,000,922	$106,534

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 27

Statement of Assets and Liabilities
December 31, 2009

NVIT Multi
Sector Bond Fund

Assets:
Investments, at value (cost $178,104,219)	$182,341,797
Cash	49,763
Foreign currencies, at value (cost $598,059)	596,705
Interest receivable	2,302,386
Receivable for investments sold	1,930,710
Receivable for capital shares issued	126,817
Reclaims receivable	7,315
Unrealized appreciation on forward foreign currency contracts (Note 2)	173,356
Prepaid expenses and other assets	15,537

Total Assets	187,544,386

Liabilities:
Payable for investments purchased	7,152,968
Payable for capital shares redeemed	501
Payable for variation margin on futures contracts	29,836
Unrealized depreciation on forward foreign currency contracts (Note 2)	111,829
Accrued expenses and other payables:
Investment advisory fees	114,210
Fund administration fees	6,543
Administrative services fees	23,547
Accounting and transfer agent fees	26,752
Trustee fees	1,578
Custodian fees	1,212
Compliance program costs (Note 3)	1,083
Professional fees	6,851
Printing fees	23,810
Other	2,685

Total Liabilities	7,503,405

Net Assets	$180,040,981

Represented by:
Capital	$207,965,539
Accumulated distributions in excess of net investment income	(478,898)
Accumulated net realized losses from investment, futures contracts, options and foreign currency transactions	(31,574,818)
Net unrealized appreciation/(depreciation) from investments	4,237,578
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(174,836)
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	61,527
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	4,889

Net Assets	$180,040,981

Net Assets:
Class I Shares	$180,040,981

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	21,775,955

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.27

The accompanying notes are an integral part of these financial statements.

28 Annual Report 2009

Statement of Operations
For the Year Ended December 31, 2009

NVIT Multi
Sector Bond Fund

INVESTMENT INCOME:
Interest income	$12,519,046
Dividend income	3,752
Foreign tax withholding	(3,989)

Total Income	12,518,809

Expenses:
Investment advisory fees	1,188,035
Fund administration fees	70,730
Administrative services fees Class I Shares	238,537
Professional fees	24,887
Printing fees	80,616
Trustee fees	5,300
Custodian fees	11,525
Accounting and transfer agent fees	74,715
Compliance program costs (Note 3)	1,481
Other	9,711

Total expenses before earnings credit and expenses reimbursed	1,705,537
Earnings credit (Note 4)	(2,841)
Expenses reimbursed by adviser (Note 3)	(109,509)

Net Expenses	1,593,187

NET INVESTMENT INCOME	10,925,622

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	2,345,154
Net realized gains from futures contracts transactions (Note 2)	745,014
Net realized gains from options (Note 2)	51,473
Net realized gains from forward foreign currency transactions (Note 2)	2,976,850

Net realized gains from investments, futures contracts, options and foreign currency transactions	6,118,491

Net change in unrealized appreciation/(depreciation) from investments	18,138,757
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(591,867)
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(366,862)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	32,135
Net change in unrealized appreciation/(depreciation) from options written (Note 2)	(62,349)

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, options, foreign currency transactions and foreign currency translations	17,149,814

Net realized/unrealized gains from investments, futures contracts, options, foreign currency transactions and forward foreign currency translations	23,268,305

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$34,193,927

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 29

Statements of Changes in Net Assets
December 31, 2009

	NVIT Multi Sector Bond Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$10,925,622	$10,188,110
Net realized gains/(losses) from investments, futures contracts, options and foreign currency transactions	6,118,491	(32,094,262)
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, options, foreign currency transactions and foreign currency translations	17,149,814	(15,518,340)

Change in net assets resulting from operations	34,193,927	(37,424,492)

Distributions to Shareholders From:
Net investment income:
Class I	(15,555,800)	(13,395,303)
Net realized gains:
Class I	–	(4,621,373)

Change in net assets from shareholder distributions	(15,555,800)	(18,016,676)

Change in net assets from capital transactions	18,033,522	(41,426,047)

Change in net assets	36,671,649	(96,867,215)

Net Assets:
Beginning of year	143,369,332	240,236,547

End of year	$180,040,981	$143,369,332

Accumulated undistributed net investment income (distributions in excess of net investment income) at end of year	$(478,898)	$890,103

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$69,756,620	$35,934,209
Dividends reinvested	15,555,800	18,016,676
Cost of shares redeemed	(67,278,898)	(95,376,932)

Change in net assets from capital transactions:	$18,033,522	$(41,426,047)

SHARE TRANSACTIONS:
Class I Shares
Issued	8,746,175	4,083,898
Reinvested	1,952,033	2,255,941
Redeemed	(8,513,221)	(11,124,380)

Total change in shares	2,184,987	(4,784,541)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

30 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi Sector Bond Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) on	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return	Period	Net Assets	Net Assets	Net Assets (a)		Turnover
Class I Shares
Year Ended December 31, 2009 (b)	$7.32	0.55	1.17	1.72	(0.77)	–	(0.77)	$8.27	24.38%	$180,040,981	1.01%	6.89%	1.08%		256.64%
Year Ended December 31, 2008	$9.86	0.50	(2.17)	(1.67)	(0.65)	(0.22)	(0.87)	$7.32	(17.29%)	$143,369,332	0.98%	5.20%	1.01%		85.31%
Year Ended December 31, 2007	$9.81	0.46	(0.02)	0.44	(0.39)	–	(0.39)	$9.86	4.62%	$240,236,547	1.01%	4.65%	1	.01%(c)	101.00%
Year Ended December 31, 2006	$9.78	0.43	0.02	0.45	(0.40)	(0.02)	(0.42)	$9.81	4.84%	$241,027,210	1.02%	4.24%	1	.02%(c)	100.56%
Year Ended December 31, 2005	$10.00	0.42	(0.20)	0.22	(0.39)	(0.05)	(0.44)	$9.78	2.18%	$258,958,396	1.03%	4.26%	1	.03%(c)	157.82%
Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	During the year certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Per share calculations were performed using average shares method.
(c)	There were no fee reductions during the period.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 31

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Multi Sector Bond Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Investments held by money market funds are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. A money market fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account

32 Annual Report 2009

relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

2009 Annual Report 33

Notes to Financial Statements (Continued)
December 31, 2009

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:

Asset Backed Securities	$—	$9,776,346	$—	$9,776,346

Collateralized Mortgage Obligations	—	13,452,537	34,581	13,487,118

Commercial Mortgage Backed Securities	—	8,713,522	—	8,713,522

Common Stocks	39,835	—	—	39,835

Convertible Corporate Bonds	—	458,512	—	458,512

Corporate Bonds	—	81,789,101	—	81,789,101

Forward Currency Contracts	—	173,356	—	173,356

Futures Contracts	106,577	—	—	106,577

Mutual Fund	4,386,437	—	—	4,386,437

Sovereign Bonds	—	29,201,422	—	29,201,422

U.S. Government Mortgage Backed Agencies	—	19,917,491	—	19,917,491

U.S. Government Sponsored & Agency Obligations	—	2,899,625	—	2,899,625

U.S. Treasury Bond	—	415,371	—	415,371

U.S. Treasury Notes	—	10,213,733	—	10,213,733

Warrants	4	—	—	4

Yankee Dollars	—	1,043,280	—	1,043,280

Total Assets	4,532,853	178,054,296	34,581	182,621,730

Liabilities:

Forward Currency Contracts	—	(111,829)	—	(111,829)

Futures Contracts	(281,413)	—	—	(281,413)

Total Liabilities	(281,413)	(111,829)	—	(393,242)

Total	$4,251,440	$177,942,467	$34,581	$182,228,488

Amount designated as “ — ” are zero.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

		Collateralized
		Mortgage
	Preferred Stocks	Obligation	Warrants

Balance as of 12/31/08	$104,795	$88,207	$—

Accrued Accretion/(Amortization)	—	—	—

Change in Unrealized Appreciation/(Depreciation)	(28,189)	—	66,750

Net Purchases/(Sales)	—	(53,628)	(66,750)

Transfers In/(Out) of Level 3	(76,606)	2	—

Balance as of 12/31/09	$—	$34,581	$—

Amounts designated as “ — ”, which may include fair valued securities, are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

34 Annual Report 2009

(b)	Credit Derivatives

The Fund is subject to the provisions of ASC 815, “Derivatives and Hedging” (formerly known as SFAS 133). In September 2008, the FASB amended ASC 815-10 (formerly known as FSP FAS 133-1). ASC 815-10, which is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives, requires financial disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments and disclosures of the current status of the payment performance risk of a guarantee. Management has concluded that adoption of the amendments did not impact the Fund’s financial statement disclosures.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund translates foreign currency transactions into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. The fluctuations are included in the net realized and unrealized gain or loss shown on the Statement of Operations.

(d)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the Fund enters into a forward foreign currency contract, it is exposed to risks from unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contract may be unable to meet their obligations under the contract.

Forward foreign currency contracts, if any, are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) from forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

(e)	Futures Contracts

The Fund is subject to equity price risk, credit risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into financial futures contracts (“futures contracts”) to gain exposure to, or hedge against changes in, the value of equities, the value of fixed income securities, interest rates or foreign currencies. The Fund may also enter into futures contracts for non-hedging purposes. If the Fund does so, the aggregate initial margin and premiums required to enter into and maintain futures contracts may not exceed 5% of the value of the Fund’s net assets after taking into account unrealized profits and unrealized losses on such futures contracts.

Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to

2009 Annual Report 35

Notes to Financial Statements (Continued)
December 31, 2009

the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value/market value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. Futures contracts involve minimal counterparty credit risk to the Fund because futures contracts are exchange-traded, and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees futures contacts against defaults.

Futures contracts, if any, are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures.”

(f)	Written Option Contracts

The Fund is subject to equity price risk, credit risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may purchase or write put and call options on foreign currencies, securities or interest rates to gain exposure to, or to hedge against changes in, the value of foreign currencies, securities or interest rates. The Fund may also write put or call options in order to enhance income by reason of premiums paid by the purchasers of such options. A call option gives the purchaser the right (but not the obligation) to buy, and obligates the writer to sell (if the option is exercised by the purchase), the underlying position at a predetermined exercise price. A put option gives the purchaser the right (but not the obligation) to sell, and obligates the writer to buy (if the option is exercised by the purchaser), the underlying position at a predetermined exercise price. When the Fund purchases an option, it pays the writer a premium as consideration for the option. When the Fund writes an option, it receives a premium.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. If a call option the Fund has written is exercised, the premium is added to the proceeds from the sale of the underlying position in determining whether the Fund has realized a gain or loss. If a put option the Fund has written is exercised, the premium reduces the cost basis of the assets purchased by the Fund. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. Options traded on an exchange are valued at the last quoted sale price, or in the absence of a last quoted sale price, the bid price provided by an independent pricing service approved by the Board of Trustees. Non-exchange traded options are valued using dealer supplied quotes.

When the Fund writes an option, it bears the market risk of an unfavorable change in the price of the security (or currency) underlying the written option. When the Fund buys an option, it bears the risk of loss of the premium if the Fund chooses not to exercise the option. There is minimal counterparty credit risk to the Fund with respect to exchange-traded options, because such options are issued by a clearing organization affiliated with the exchange on which the options are listed that, in effect, guarantees completion of every exchange-traded option transaction. Over-the-counter option transactions are contracts between the Fund and the counterparty with no clearing organization guarantee. Therefore, failure

36 Annual Report 2009

of the counterparty to fulfill its obligations under an over-the-counter option would cause the Fund to lose any premium paid as well as any expected benefit of the transaction.

Options, if any, are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) on options,” and in the Statement of Operations under “Net realized gains from option transactions” and “Net change in unrealized appreciation/(depreciation) from options written.”

The following is a summary of written option activity for the year ended December 31, 2009, by the Fund (dollar amounts in thousands):

Written Options	Contracts	Premiums Received

Options outstanding at beginning of year	131	$65

Options written	264	73

Options expired	—	—

Options terminated in closing purchase transactions	(395)	(138)

Options outstanding at end of year	—	$—

Amounts designated as “ — ” are zero or have been rounded to zero.

The Fund is subject to the provisions of FASB ASC, “Derivatives and Hedging” (ASC 815) (formerly known as SFAS 161). The standard requires enhanced disclosure about an entity’s derivative and hedging activities. The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2009.

Fair Values of Derivative Instruments as of December 31, 2009

Derivatives accounted for as hedging instruments under ASC 815

Statement of Assets and Liabilities Location

Assets:	Asset Derivatives	Fair Value

Foreign exchange contracts	Unrealized appreciation from forward foreign currency contracts	$173,356

Interest rate contracts	Unrealized appreciation from futures contracts	106,577

Total		$279,933

Liabilities:	Liability Derivatives

Foreign exchange contracts	Unrealized depreciation from forward foreign currency contracts	$(111,829)

Interest rate contracts	Unrealized depreciation from futures contracts	(281,413)

Total		$(393,242)

2009 Annual Report 37

Notes to Financial Statements (Continued)
December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009

Realized Gain/(Loss)

	Forward
Risk Exposure	Foreign Currency
Foreign Exchange Contracts	Contracts	Futures	Options	Total

Foreign exchange contracts	$2,976,850	$—	$—	$2,976,850

Interest rate contracts	—	745,014	51,473	796,487

Total	$2,976,850	$745,014	$51,473	$3,773,337

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Operations for the Year Ended December 31, 2009

Unrealized Appreciation/(Depreciation)

	Forward
Risk Exposure	Foreign Currency
Foreign Exchange Contracts	Contracts	Futures	Options	Total

Foreign exchange contracts	$(366,862)	$—	$—	$(366,862)

Interest rate contracts	—	(591,867)	(62,349)	(654,216)

Total	$(366,862)	$(591,867)	$(62,349)	$(1,021,078)

Amounts designated as “ — ” are zero or have been rounded to zero.

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the year ended December 31, 2009.

(g)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty. At December 31, 2009 the Fund did not hold any Repurchase Agreements.

(h)	Mortgage Dollar Rolls

The Fund may enter into mortgage dollar rolls, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls may be implemented in the “to be announced” (“TBA”) market and are referred to as TBAs on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. Each mortgage dollar roll is treated as a purchase and sale transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Mortgage dollar roll investments entail risks related to the potential inability of counterparties to complete the transaction, which may be heightened

38 Annual Report 2009

because of the delayed payment date. Income is generated as consideration for entering into mortgage dollar rolls and is included in interest income on the Statement of Operations.

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(j)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(k)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2009 Annual Report 39

Notes to Financial Statements (Continued)
December 31, 2009

(l)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’ shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. On February 2, 2009, Logan Circle Partners L.P. (the “subadviser”) became the subadviser to the Fund. Prior to February 2, 2009, Morgan Stanley Investment Management Inc. was subadviser to the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual rate):

Fee Schedule	Total Fees

Up to $200 million	0.75%

$200 million and more	0.70%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadvisers. NFA paid the subadvisers $475,214 for the year ended December 31, 2009.

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding 0.85% for all share classes until at least April 30, 2010.

Prior to May 1, 2009, the Trust and the Adviser have entered into a written agreement waiving management fees in the amount of 0.05%, as a percentage of the Fund’s daily average net assets, for all share classes of the Fund. The Adviser may not collect on, or make claim for, such waived fees at any time in the future.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

40 Annual Report 2009

As of December 31, 2009, the cumulative potential reimbursements, listed by the year in which NFA waived or reimbursed fees or expenses to the Fund, are:

Fiscal Year	Fiscal Year
2008	2009
Amount	Amount	Total

$—	$109,509	$109,509

Amounts designated as “ — ” are zero or have been rounded to zero.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the year ended December 31, 2009, NFS received $238,537 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $1,481.

2009 Annual Report 41

Notes to Financial Statements (Continued)
December 31, 2009

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $437,396,006 and sales of $376,722,350 (excluding short-term securities).

For the year ended December 31, 2009, the Fund had purchases of $102,105,180 and sales of $95,123,607 of U.S. Government Securities.

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

42 Annual Report 2009

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$15,555,800	$—	$15,555,800	$—	$15,555,800

Amounts designated as “ — ” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$15,676,747	$2,339,929	$18,016,676	$—	$18,016,676

Amounts designated as “ — ” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed					Total
Undistributed	Long-Term			Accumulated	Unrealized	Accumulated
Ordinary	Capital	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$1,909,451	$—	$1,909,451	$—	$(31,629,839)	$1,795,830	$(27,924,558)

* The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to wash sales and interest only securities.

Amounts designated as “ — ” are zero or have been rounded to zero.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$180,554,238	$11,992,576	$(10,205,017)	$1,787,559

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contributions.

Amount	Expires

$18,828,929	2016

$12,800,910	2017

9. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

2009 Annual Report 43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi Sector Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

44 Annual Report 2009

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

2009 Annual Report 45

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

46 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

2009 Annual Report 47

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

48 Annual Report 2009

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2009 Annual Report 49

American Funds NVIT Global Growth Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

8	Statement of Assets and Liabilities

9	Statement of Operations

10	Statements of Changes in Net Assets

11	Financial Highlights

12	Notes to Financial Statements

18	Report of Independent Registered Public Accounting Firm

19	Supplemental Information

20	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-AM-GG (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder:

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures
Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The American Funds NVIT Global Growth Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Global Growth Fund (the “Master Global Growth Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds may also invest in the Master Global Growth Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Global Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Global Growth Fund borne by the remaining feeder fund shareholders, including the Fund.

Principal Risks
International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Growth investing involves buying stocks that have relatively high prices in relation to their earnings. Because of these higher valuations, investing in growth stocks may be more risky than investing in companies with more modest growth expectations. Growth stocks also may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. During periods of growth stock underperformance, the Fund may underperform other funds that use different investing styles.

Small- and mid-sized company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Performance
Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes
Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

2 Annual Report 2009

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Morgan Stanley Capital International (MSCI) World IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)
Commentary provided by NFG and Capital Research and Management Company. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors
Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Capital Research and Management Company.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Capital Research and Management Company.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

American Funds NVIT Global Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the American Funds NVIT Global Growth Fund (Class II at NAV) returned 41.60% versus 29.99% for its benchmark, the Morgan Stanley Capital International (MSCI) World Indexsm. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Global Growth Funds (consisting of 54 funds as of December 31, 2009) was 40.17% for the same time period.

Below is the 2009 annual report commentary from American Funds Insurance Series® Global Growth Fund (referred to as the “Master Fund,” which is the sole investment of the Global Growth Fund). The Master Fund’s performance return shown below and the Global Growth Fund’s performance return given above are different because different expense ratios apply to the Master Fund versus the Global Growth Fund.

Global Growth Fund gained 42.30% for the 12 months ended December 31, 2009, outpacing the MSCI World Index, which gained 30.79%.

As investors focused on positive economic news and prospects for economic recovery, they began to re-embrace risk in 2009 — a year in which there were strong returns from most stock markets around the world.

The fund benefited from individual stock selection, particularly in some securities in which the investment professionals held strong convictions that ran contrary to market sentiment. The fund also had a reasonable amount of cash available to invest early in the year, which enabled us to buy certain securities at attractive valuations. This, along with a somewhat defensive posture going into the worst of the market woes, contributed positively to fund results during the period.

Though global economies in general appear to be strengthening, markets may remain volatile going forward. We will be paying very close attention to prices and valuations and, if necessary, be willing to sell down some positions and wait for better values in the future.

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Portfolio Managers:
American Funds Team Members – Robert W. Lovelace, Nicholas J. Grace, Steven T. Watson and Paul A. White

2009 Annual Report 5

Fund Performance	American Funds NVIT Global Growth Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	Inception[2]

Class II	41.60%	2.07%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on May 1, 2006.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class II	0.83%	0.68%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Global Growth Fund versus performance of the Morgan Stanley Capital International (MSCI) World Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The MSCI World Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	American Funds NVIT Global Growth Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 December 31, 2009

			Beginning	Ending	Expenses Paid	Annualized
			Account Value ($)	Account Value ($)	During Period ($)	Expense Ratio (%)
American Funds NVIT Global Growth Fund			07/01/09	12/31/09	07/01/09 - 12/31/09[a,b]	07/01/09 - 12/31/09[a,b]

Class II Shares	Actual		1,000.00	1,244.40	4.02	0.71
	Hypothetical	[c]	1,000.00	1,021.63	3.62	0.71

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Statement of Assets and Liabilities
December 31, 2009

American Funds NVIT
Global Growth Fund

Assets:
Investments in Master Fund (cost $143,382,696)	$129,922,946
Cash	2,000
Receivable for investments sold	185,131
Receivable for capital shares issued	118,780
Prepaid expenses and other assets	292

Total Assets	130,229,149

Liabilities:
Payable for capital shares redeemed	303,912
Accrued expenses and other payables:
Fund administration fees	4,644
Master feeder service provider fee	10,844
Distribution fees	27,111
Administrative services fees	28,418
Accounting and transfer agent fees	736
Trustee fees	1,139
Custodian fees	665
Compliance program costs (Note 3)	842
Professional fees	4,687
Printing fees	12,290
Other	2,426

Total Liabilities	397,714

Net Assets	$129,831,435

Represented by:
Capital	$148,316,126
Accumulated undistributed net investment income	1,045,279
Accumulated net realized losses from investment transactions	(6,070,220)
Net unrealized appreciation/(depreciation) from investments	(13,459,750)

Net Assets	$129,831,435

Net Assets:
Class II Shares	$129,831,435

Total	$129,831,435

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	6,565,858

Total	6,565,858

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$19.77

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Operations
For the Year Ended December 31, 2009

American Funds NVIT
Global Growth Fund

INVESTMENT INCOME:
Dividend income from Master Fund	$1,743,394

Total Income	1,743,394

EXPENSES:
Fund administration fees	43,389
Master feeder service provider fees	245,416
Distribution fees Class II Shares	245,416
Administrative Services fees Class II Shares	246,479
Professional fees	15,860
Printing fees	32,440
Trustee fees	3,326
Custodian fees	3,808
Accounting and transfer agent fees	2,193
Compliance program costs (Note 3)	1,155
Other	5,896

Total expenses before earnings credit and waived expenses	845,378
Earnings credit (Note 4)	(17)
Expenses waived for Master feeder service provider fees (Note 3)	(147,251)

Net Expenses	698,110

NET INVESTMENT INCOME	1,045,284

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(4,354,540)
Net change in unrealized appreciation/(depreciation) from investments	38,038,810

Net realized/unrealized gains from investments	33,684,270

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$34,729,554

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 9

Statements of Changes in Net Assets

	American Funds NVIT Global Growth Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$1,045,284	$1,562,252
Net realized gains/(losses) from investments	(4,354,540)	7,158,793
Net change in unrealized appreciation from investments	38,038,810	(57,941,830)

Change in net assets resulting from operations	34,729,554	(49,220,785)

Distributions to Shareholders From:
Net investment income:
Class II	–	(2,919,510)
Class VII (a)	–	(11)
Net realized gains:
Class II	(7,698,751)	(3,510,194)
Class VII (a)	–	(33)

Change in net assets from shareholder distributions	(7,698,751)	(6,429,748)

Change in net assets from capital transactions	23,506,855	25,389,986

Change in net assets	50,537,658	(30,260,547)

Net Assets:
Beginning of year	79,293,777	109,554,324

End of year	$129,831,435	$79,293,777

Accumulated undistributed net investment income at end of year	$1,045,279	$–

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$31,641,762	$34,532,392
Dividends reinvested	7,698,751	6,429,704
Cost of shares redeemed	(15,833,658)	(15,571,402)

Total Class II	23,506,855	25,390,694

Class VII Shares (a)
Proceeds from shares issued	–	–
Dividends reinvested	–	44
Cost of shares redeemed	–	(752)

Total Class VII	–	(708)

Change in net assets from capital transactions:	$23,506,855	$25,389,986

SHARE TRANSACTIONS:
Class II Shares
Issued	1,815,345	1,532,535
Reinvested	408,639	355,343
Redeemed	(964,150)	(782,485)

Total Class II Shares	1,259,834	1,105,393

Class VII Shares (a)
Issued	–	–
Reinvested	–	3
Redeemed	–	(50)

Total Class VII Shares	–	(47)

Total change in shares	1,259,834	1,105,346

(a)	Effective December 3, 2008, the Fund ceased offering Class VII Shares.
Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Global Growth Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income (Loss)	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Return of	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income (a)	Investments	Operations	Income	Gains	Capital	Distributions	of Period	Return (b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)(e)	Turnover (f)
Class II Shares
Year Ended December 31, 2009 (g)	$14.94	0.18	5.97	6.15	–	(1.32)	–	(1.32)	$19.77	41.60%	$129,831,435	0.71%	1.06%	0.86%	43.00%
Year Ended December 31, 2008	$26.08	0.31	(10.18)	(9.87)	(0.57)	(0.70)	–	(1.27)	$14.94	(38.64%)	$79,293,777	0.68%	1.51%	0.86%	38.00%
Year Ended December 31, 2007	$23.35	0.61	2.73	3.34	(0.61)	–	–	(0.61)	$26.08	14.36%	$109,553,081	0.67%	2.92%	0.82%	38.00%
Period Ended December 31, 2006 (h)	$21.69	0.10	1.72	1.82	–	–	(0.16)	(0.16)	$23.35	8.52%	$45,991,828	0.91%	(0.63%)	1.16%	31.00%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Master fund.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Expenses do not include expenses from the Master Fund.
(f)	Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the American Funds NVIT Global Growth Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in another mutual fund, the American Global Growth Fund (the “Master Fund”), a series of the American Funds Insurance Series®, (“American Funds”), which invests directly in individual securities. The Fund, therefore, has the same investment objective and limitations as the Master Fund in which the Fund invests. The financial statements of the Master Fund’s portfolio, including the Statement of Investments, are included elsewhere in this report and should be read with the Fund’s financial statements. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2009, was 2.53%.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

The net asset value (“NAV”) per share of a class of the Fund is calculated by taking the market value of the shares of the Master Fund and other assets owned by the Fund that are allocated to the class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. The Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) (“Close of Trading”) on each day the Exchange is open for trading (“Business Day”).

The Master Fund calculates its NAV at the Close of Trading on each Business Day. Assets held by the Master Fund are valued primarily on the basis of market quotations. The Master Fund, however, has adopted procedures for making “fair value” determinations if market quotations are not readily available. For example, if events occur between the close of markets outside the United States and the Close of Trading that, in the opinion of Capital Research and Management Company (“Capital Research”), the Master Fund’s investment adviser, materially affect the value of the portfolio securities of the Master Fund, the securities will be valued in accordance with the Master Fund’s fair value procedures. Use of these procedures is intended to result in more appropriate NAVs. In addition, such use is intended to reduce, if not eliminate, potential arbitrage opportunities otherwise available to short-term investors in the Master Fund.

Please refer to the Master Fund Annual Report that is included with this report for the Master Fund’s Security Valuation Policies.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as

12 Annual Report 2009

SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Investment in the Master Fund	$129,922,946	$—	$—	$129,922,946

Total	$129,922,946	$—	$—	$129,922,946

Amounts designated as “—“ are zero or have been rounded to zero.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported of a return of capital distribution.

(d)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains

2009 Annual Report 13

Notes to Financial Statements (Continued)
December 31, 2009

sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust.

3. Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFDSI”) (a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”)) provides non-investment master-feeder operation support services to the Fund. Under the terms of the Trust’s Master — Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee at an annual rate of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM will waive 0.15% of the fees NFM receives for providing the Fund with non-investment master-feeder operational support services until May 1, 2010.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds, and serves as Transfer and Dividend Disbursing Agent for the Funds. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

14 Annual Report 2009

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion up to $3 billion	0.19%

$3 billion up to $4 billion	0.15%

$4 billion up to $5 billion	0.08%

$5 billion up to $10 billion	0.05%

$10 billion up to $12 billion	0.03%

$12 billion and more	0.02%

*	The assets of the Nationwide Investor Destinations Aggressive, Nationwide Investor Destinations Moderately Aggressive, Nationwide Investor Destinations Moderate, Nationwide Investor Destinations Moderately Conservative and Nationwide Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Nationwide Destination 2010, Nationwide Destination 2015, Nationwide Destination 2020, Nationwide Destination 2025, Nationwide Destination 2030, Nationwide Destination 2035, Nationwide Destination 2040, Nationwide Destination 2045, Nationwide Destination 2050, and Nationwide Retirement Income Funds (collectively, the “Target Destination Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Target Destination Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2009, NFS received $246,479 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $1,155.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25% of Class II shares of the Fund.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption

2009 Annual Report 15

Notes to Financial Statements (Continued)
December 31, 2009

requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

6. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$—	$7,698,751	$7,698,751	$—	$7,698,751

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$3,646,188	$2,783,560	$6,429,748	$—	$6,429,748

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$1,045,279	$—	$1,045,279	$—	$(2,535)	$(19,527,435)	$(18,484,691)

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

16 Annual Report 2009

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$149,450,381	$—	$(19,527,435)	$(19,527,435)

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contributions:

Amount	Expires

$2,535	2017

7. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

2009 Annual Report 17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds NVIT Global Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2009 with the master fund’s transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

18 Annual Report 2009

Supplemental Information
(Unaudited)

Other Federal Tax Information

The Fund designates $7,698,751, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

2009 Annual Report 19

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

20 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

2009 Annual Report 21

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

22 Annual Report 2009

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2009 Annual Report 23

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

24 Annual Report 2009

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NVIT Multi-Manager Large Cap Value Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

10	Statement of Investments

15	Statement of Assets and Liabilities

16	Statement of Operations

17	Statements of Changes in Net Assets

19	Financial Highlights

20	Notes to Financial Statements

30	Report of Independent Registered Public Accounting Firm

31	Supplemental Information

32	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MM-LCV (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President and CEO
Nationwide Variable insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. This can cause the Fund to underperform other funds that use different investing styles.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

The Fund may purchase securities in derivatives, which can be very volatile and carry high transaction costs.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

2 Annual Report 2009

Russell 1000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Deutsche Investment Management Americas Inc., Goldman Sachs Asset Management, L.P. or Wellington Management Company, LLP.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Deutsche Investment Management Americas Inc., Goldman Sachs Asset Management, L.P. or Wellington Management Company, LLP.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Multi-Manager Large Cap Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Multi-Manager Large Cap Value Fund (Class II at NAV) returned 27.41% versus 19.69% for its benchmark, the Russell 1000® Value Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Large-Cap Value Funds (consisting of 105 funds as of December 31, 2009) was 23.20% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Contributors to Fund performance during the reporting period came from the financials; energy; health-care; technology; food, beverage and tobacco; and materials sectors.

In the financials sector, the Fund’s holdings in asset manager Franklin Resources, Inc. proved to be a top contributor to Fund’s performance. Fund holding Ameriprise Financial, Inc. posted strong results after agreeing to buy Columbia Management Group, LLC from Bank of America Corp.

The Fund’s holdings in energy exploration and production companies EOG Resources, Inc. and Newfield Exploration Co. in the energy sector contributed to the Fund’s relative performance. Both companies benefited from global oil demand as the economy continued to recover.

Fund holding WellPoint, Inc., a health insurance company, rose after Congress eliminated the proposal of a public option in the health-care reform bill. Fund holding Schering-Plough Corp. outperformed the benchmark index and contributed positively to the Fund’s relative results in the health-care sector.

In the technology sector, the Fund’s exposure to companies such as Hewlett-Packard Co. boosted Fund returns. Seagate Technology LLC, a designer and manufacturer of hard disk drives, contributed to the Fund’s results because the company saw increased demand in the hard disk drive industry.

Within the food, beverage and tobacco sector, the Fund’s investment by the Fund in leading oilseed and food processor and fertilizer maker Bunge Ltd. contributed to Fund returns.

In the materials sector, the Fund’s overweight position in International Paper Co. made a significant contribution to overall Fund performance.

What areas of investment detracted from Fund performance?

Detractors from Fund performance during the reporting period included the Fund’s investments in the insurance, pharmaceuticals and biotechnology, and transportation sectors.

Within the insurance sector, the Fund’s position in Lincoln National Corp. detracted from overall Fund returns. In pharmaceuticals and biotechnology, the Fund’s investment in Amgen Inc. detracted from Fund returns; increased competition among biotechnology companies drove down the stock price. In the transportation sector, Norfolk Southern Corp. was a detractor from Fund returns. In addition, an overweight Fund position in Delta Air Lines, Inc. hurt overall Fund performance because the stock underperformed the benchmark.

The Fund’s overweight positions in utility companies Allegheny Energy, Inc. and Progress Energy, Inc. also detracted from Fund performance; shares of these electric power generating companies fell on disappointing earnings and decreased demand.

What is your outlook for the near term?

While the financial markets finished 2009 on a solid note – the major indexes saw three straight quarters of gains – the direction of fundamentals going into 2010 remains somewhat split. On one hand, investors seem uncertain about the future direction of leading indicators. On the other hand, indicators such as interest rates and the U.S. dollar are finally showing some improvement as layoffs begin to abate, inventory trends are showing changes for the better, and disposable income is on the rise.

In spite of these positive signs, a swift end to corporate weakness is not in sight. Nevertheless, prospects exist among select companies that appear to be poised to benefit from an environment of lower competition, higher pricing and improved market share. Well-capitalized companies led by shareholder-friendly management should find ways to distance themselves from weakened industry peers.

The following subadvisers each manage a portion (“sleeve”) of the Fund’s assets:

2009 Annual Report 5

NVIT Multi-Manager Large Cap Value Fund
(Continued)

Subadviser:
Deutsche Investment Management Americas Inc.

Portfolio Managers:
James Francis, CFA and Robert Wang

Subadviser:
Goldman Sachs Asset Management, L.P.

Portfolio Managers:
Dolores Bamford, CFA; David L. Berdon; Andrew Braun; Sean Butkus, CFA; Scott Carroll, CFA; Sean
Gallagher; and Eileen Rominger

Subadviser:
Wellington Management Company, LLP

Portfolio Managers:

David R. Fassnacht, CFA; James N. Mordy; and David W. Palmer, CFA

6 Annual Report 2009

Fund Performance	NVIT Multi-Manager Large Cap Value Fund

Average Annual Total Return1
For periods ended December 31, 2009

	1 Yr.	Inception[2]

Class I
	27.59%	-8.61%

Class II
	27.41%	-8.80%

Class Y
	27.77%	-8.52%

[1]	The returns reported above do not include the effect of sales charge or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 25, 2008.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class I	1.02%	0.92%

Class II	1.27%	1.17%

Class Y	0.87%	0.77%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Multi-Manager Large Cap Value Fund versus performance of the Russell 1000 Value Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 7

Shareholder	NVIT Multi-Manager Large Cap Value Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
December 31, 2009

			Beginning	Ending	Expenses Paid	Annualized
NVIT Multi-Manager			Account Value ($)	Account Value ($)	During Period ($)	Expense Ratio (%)
Large Cap Value Fund			07/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09-12/31/09[a]

Class I Shares	Actual		1,000.00	1,223.60	4.99	0.89
	Hypothetical	[b]	1,000.00	1,020.72	4.53	0.89

Class II Shares	Actual		1,000.00	1,222.70	6.39	1.14
	Hypothetical	[b]	1,000.00	1,019.46	5.80	1.14

Class Y Shares	Actual		1,000.00	1,224.20	4.15	0.74
	Hypothetical	[b]	1,000.00	1,021.48	3.77	0.74

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8 Annual Report 2009

Portfolio Summary	NVIT Multi-Manager Large Cap Value Fund
December 31, 2009

Asset Allocation

Common Stocks	95.7%
Mutual Fund	3.4%
Preferred Stocks	0.7%
U.S. Government Sponsored & Agency Obligation	0.4%
Liabilities in excess of other assets	(0	.2)%

	100.0%

Top Industries†

Oil, Gas & Consumable Fuels	13.9%
Insurance	7.8%
Diversified Financial Services	6.2%
Pharmaceuticals	4.8%
Capital Markets	4.7%
Electric Utilities	4.4%
Media	4.3%
Aerospace & Defense	3.7%
Energy Equipment & Services	3.5%
Health Care Equipment & Supplies	3.3%
Other Industries	43.4%

100.0%

Top Holdings†

Invesco AIM Liquid Assets Portfolio	3.4%
Bank of America Corp.	3.4%
JPMorgan Chase & Co.	2.6%
Exxon Mobil Corp.	1.9%
General Electric Co.	1.7%
Entergy Corp.	1.7%
Cisco Systems, Inc.	1.7%
Pfizer, Inc.	1.6%
Occidental Petroleum Corp.	1.6%
AT&T, Inc.	1.4%
Other Holdings	79.0%

100.0%

Top Countries†

United States	91.1%
United Kingdom	1.5%
Bermuda	1.3%
Switzerland	1.2%
Ireland	1.2%
Netherlands	1.0%
France	0.7%
Canada	0.6%
Japan	0.5%
Singapore	0.3%
Other Countries	0.6%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 9

Statement of Investments
December 31, 2009

NVIT Multi-Manager Large Cap Value Fund

Common Stocks 96.4%

	Shares	Market Value

BERMUDA 1.3%
Insurance 1.3%
Allied World Assurance Co. Holdings Ltd.	4,600	$211,922
Everest Re Group Ltd.	40,092	3,435,083
PartnerRe Ltd.	6,200	462,892
White Mountains Insurance Group Ltd.	1,217	404,847

		4,514,744

BRAZIL 0.2%
Food Products 0.2%
BRF- Brasil Foods SA ADR	10,900	570,833

CANADA 0.6%
Oil, Gas & Consumable Fuels 0.6%
Canadian Natural Resources Ltd.	28,300	2,036,185

FRANCE 0.7%
Oil, Gas & Consumable Fuels 0.7%
Total SA ADR	35,900	2,299,036

GERMANY 0.2%
Construction Materials 0.2%
HeidelbergCement AG (a)	11,392	788,120

IRELAND 1.2%
Health Care Equipment & Supplies 1.0%
Covidien PLC	73,487	3,519,292

Pharmaceuticals 0.2%
Elan Corp. PLC ADR	73,500	479,220

		3,998,512

JAPAN 0.5%
Pharmaceuticals 0.2%
Daiichi Sankyo Co. Ltd. (a)	32,900	689,962

Tobacco 0.3%
Japan Tobacco, Inc. (a)	341	1,151,385

		1,841,347

NETHERLANDS 1.0%
Air Freight & Logistics 0.2%
TNT NV (a)	22,765	699,421

Energy Equipment & Services 0.2%
SBM Offshore NV (a)	34,345	673,853

Food Products 0.6%
Unilever NV NYRS	67,174	2,171,735

		3,545,009

SINGAPORE 0.2%
Electronic Equipment, Instruments & Components 0.2%
Flextronics International Ltd.	118,500	866,235

SWITZERLAND 1.2%
Capital Markets 0.3%
UBS AG (a)	56,200	874,767

Energy Equipment & Services 0.2%
Weatherford International Ltd.	47,100	843,561

Insurance 0.7%
Ace Ltd.	47,200	2,378,880

		4,097,208

TAIWAN 0.2%
Semiconductors & Semiconductor Equipment 0.2%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	64,460	737,422

UNITED KINGDOM 1.5%
Containers & Packaging 0.4%
Rexam PLC (a)	293,597	1,372,534

Hotels, Restaurants & Leisure 0.2%
Thomas Cook Group PLC (a)	186,124	687,576

Oil, Gas & Consumable Fuels 0.9%
BP PLC ADR	50,382	2,920,645

		4,980,755

UNITED STATES 86.8%
Aerospace & Defense 3.8%
Boeing Co. (The)	74,614	4,038,856
General Dynamics Corp.	12,000	818,040
Honeywell International, Inc.	96,558	3,785,073
ITT Corp.	19,000	945,060
Lockheed Martin Corp.	9,600	723,360
Northrop Grumman Corp.	24,700	1,379,495
Raytheon Co.	21,800	1,123,136

		12,813,020

Air Freight & Logistics 0.6%
FedEx Corp.	2,700	225,315
United Parcel Service, Inc., Class B	29,300	1,680,941

		1,906,256

Airlines 0.6%
Delta Air Lines, Inc.	184,800	2,103,024

Auto Components 0.5%
Johnson Controls, Inc.	64,916	1,768,312

Automobiles 0.6%
Ford Motor Co.	194,672	1,946,720

Biotechnology 1.2%
Amgen, Inc.	21,900	1,238,883
Biogen Idec, Inc.	54,576	2,919,816

		4,158,699

Capital Markets 4.4%
Ameriprise Financial, Inc.	64,000	2,484,480
Bank of New York Mellon Corp. (The)	112,421	3,144,415

10 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

UNITED STATES (continued)
Capital Markets (continued)

Franklin Resources, Inc.	33,874	$3,568,626
Goldman Sachs Group, Inc. (The)	3,800	641,592
Invesco Ltd.	95,429	2,241,627
State Street Corp.	40,316	1,755,359
TD Ameritrade Holding Corp.	64,700	1,253,886

		15,089,985

Chemicals 1.9%
Cabot Corp.	4,800	125,904
Dow Chemical Co. (The)	148,233	4,095,678
E.I. du Pont de Nemours & Co.	13,100	441,077
Huntsman Corp.	41,600	469,664
Mosaic Co. (The)	22,400	1,337,952

		6,470,275

Commercial Banks 1.9%
Commerce Bancshares, Inc.	5,200	201,344
Huntington Bancshares, Inc.	46,000	167,900
KeyCorp	93,100	516,705
Marshall & Ilsley Corp.	85,100	463,795
PNC Financial Services Group, Inc.	9,100	480,389
Regions Financial Corp.	58,600	309,994
SunTrust Banks, Inc.	19,000	385,510
Wells Fargo & Co.	152,200	4,107,878

		6,633,515

Commercial Services & Supplies 0.3%
RR Donnelley & Sons Co.	40,000	890,800

Communications Equipment 2.1%
Cisco Systems, Inc.	242,859	5,814,044
Harris Corp.	3,700	175,935
QUALCOMM, Inc.	26,483	1,225,104

		7,215,083

Computers & Peripherals 1.1%
Hewlett-Packard Co.	71,044	3,659,476

Construction & Engineering 0.0%
URS Corp.	2,200	97,944

Construction Materials 0.5%
Vulcan Materials Co.	30,800	1,622,236

Consumer Finance 1.0%
Capital One Financial Corp.	31,900	1,223,046
Discover Financial Services	43,100	634,001
SLM Corp.	141,698	1,596,937

		3,453,984

Containers & Packaging 0.4%
Owens-Illinois, Inc.	39,300	1,291,791

Distributors 0.1%
Genuine Parts Co.	5,000	189,800

Diversified Consumer Services 0.3%
Apollo Group, Inc., Class A	18,900	1,144,962

Diversified Financial Services 5.5%
Bank of America Corp.	596,317	8,980,534
Citigroup, Inc.	277,700	919,187
JPMorgan Chase & Co.	213,984	8,916,713

		18,816,434

Diversified Telecommunication Services 1.8%
AT&T, Inc.	172,400	4,832,372
Qwest Communications International, Inc.	138,500	583,085
Verizon Communications, Inc.	23,700	785,181

		6,200,638

Electric Utilities 4.4%
Allegheny Energy, Inc.	52,800	1,239,744
American Electric Power Co., Inc.	31,648	1,101,034
Edison International	9,000	313,020
Entergy Corp.	72,905	5,966,545
Exelon Corp.	32,300	1,578,501
FirstEnergy Corp.	79,354	3,685,993
Northeast Utilities	31,700	817,543
Progress Energy, Inc.	10,700	438,807

		15,141,187

Electrical Equipment 1.2%
Ametek, Inc.	36,400	1,391,936
Emerson Electric Co.	65,554	2,792,600

		4,184,536

Electronic Equipment, Instruments & Components 2.2%
Arrow Electronics, Inc.	83,900	2,484,279
Avnet, Inc.	66,840	2,015,894
Corning, Inc.	86,950	1,679,005
Ingram Micro, Inc., Class A	29,600	516,520
Jabil Circuit, Inc.	54,100	939,717

		7,635,415

Energy Equipment & Services 3.1%
Baker Hughes, Inc.	40,050	1,621,224
Halliburton Co.	132,707	3,993,153
Helix Energy Solutions Group, Inc.	20,900	245,575
National Oilwell Varco, Inc.	11,400	502,626
Oil States International, Inc.	10,400	408,616
Rowan Cos., Inc.	21,800	493,552
Schlumberger Ltd.	35,519	2,311,932
Smith International, Inc.	36,800	999,856

		10,576,534

Food & Staples Retailing 1.5%
Kroger Co. (The)	63,200	1,297,496
SUPERVALU, Inc.	37,400	475,354
Sysco Corp.	59,700	1,668,018
Wal-Mart Stores, Inc.	33,730	1,802,869

		5,243,737

2009 Annual Report 11

Statement of Investments (Continued)
December 31, 2009

NVIT Multi-Manager Large Cap Value Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

UNITED STATES (continued)

Food Products 1.3%
Archer-Daniels-Midland Co.	39,900	$1,249,269
Campbell Soup Co.	33,100	1,118,780
General Mills, Inc.	19,536	1,383,344
Sara Lee Corp.	44,900	546,882
Tyson Foods, Inc., Class A	2,800	34,356

		4,332,631

Gas Utilities 0.0%
National Fuel Gas Co.	1,300	65,000

Health Care Equipment & Supplies 2.3%
Baxter International, Inc.	70,971	4,164,578
Becton, Dickinson and Co.	19,050	1,502,283
Medtronic, Inc.	23,000	1,011,540
St. Jude Medical, Inc.	28,500	1,048,230

		7,726,631

Health Care Providers & Services 2.5%
AmerisourceBergen Corp.	6,800	177,276
Cardinal Health, Inc.	27,400	883,376
CIGNA Corp.	15,100	532,577
Coventry Health Care, Inc.	49,500	1,202,355
McKesson Corp.	19,600	1,225,000
UnitedHealth Group, Inc.	44,200	1,347,216
WellPoint, Inc.	55,300	3,223,437

		8,591,237

Household Durables 0.6%
Newell Rubbermaid, Inc.	89,013	1,336,085
NVR, Inc.	287	203,974
Toll Brothers, Inc.	35,700	671,517

		2,211,576

Household Products 0.5%
Kimberly-Clark Corp.	18,100	1,153,151
Procter & Gamble Co. (The)	6,600	400,158

		1,553,309

Independent Power Producers & Energy Traders 0.4%
AES Corp. (The)	20,600	274,186
NRG Energy, Inc.	43,605	1,029,514

		1,303,700

Industrial Conglomerates 1.7%
General Electric Co.	394,860	5,974,232

Information Technology Services 0.3%
Computer Sciences Corp.	11,200	644,336
SAIC, Inc.	21,700	410,998

		1,055,334

Insurance 5.8%
Aflac, Inc.	64,430	2,979,887
Allstate Corp. (The)	44,100	1,324,764
Aon Corp.	5,400	207,036
Assurant, Inc.	8,100	238,788
Chubb Corp.	11,300	555,734
Fidelity National Financial, Inc., Class A	89,300	1,201,978
First American Corp.	19,000	629,090
Loews Corp.	10,400	378,040
Marsh & McLennan Cos., Inc.	64,967	1,434,471
Principal Financial Group, Inc.	28,800	692,352
Prudential Financial, Inc.	59,193	2,945,444
Reinsurance Group of America, Inc.	41,800	1,991,770
Travelers Cos., Inc. (The)	58,101	2,896,916
Unum Group	112,500	2,196,000

		19,672,270

Internet & Catalog Retail 0.1%
Liberty Media Corp. – Interactive, Class A	33,600	364,224

Internet Software & Services 0.0%
AOL, Inc.	2,581	60,086

Machinery 1.4%
Deere & Co.	10,200	551,718
Dover Corp.	34,800	1,448,028
Eaton Corp.	16,143	1,027,018
Gardner Denver, Inc.	3,900	165,945
Oshkosh Corp.	5,100	188,853
Pentair, Inc.	35,100	1,133,730
Timken Co.	17,700	419,667

		4,934,959

Media 4.3%
CBS Corp. Non-Voting, Class B	73,949	1,038,984
Comcast Corp., Class A	190,380	3,209,807
DIRECTV Group, Inc. (The), Class A	69,266	2,310,021
DISH Network Corp., Class A	150,694	3,129,914
Scripps Networks Interactive, Inc., Class A	15,000	622,500
Time Warner Cable, Inc.	31,693	1,311,773
Time Warner, Inc.	28,400	827,576
Viacom, Inc., Class B	50,305	1,495,568
Virgin Media, Inc.	42,000	706,860

		14,653,003

Metals & Mining 0.9%
Cliffs Natural Resources, Inc.	5,100	235,059
Freeport-McMoRan Copper & Gold, Inc.	10,816	868,417
Reliance Steel & Aluminum Co.	6,300	272,286
United States Steel Corp.	28,255	1,557,415

		2,933,177

Multiline Retail 0.6%
Macy’s, Inc.	24,500	410,620
Target Corp.	31,715	1,534,055

		1,944,675

Multi-Utilities 0.1%
MDU Resources Group, Inc.	6,900	162,840
Public Service Enterprise Group, Inc.	9,100	302,575

		465,415

12 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

UNITED STATES (continued)

Oil, Gas & Consumable Fuels 11.7%
Anadarko Petroleum Corp.	9,500	$592,990
Apache Corp.	32,614	3,364,786
Chevron Corp.	33,305	2,564,152
Cobalt International Energy, Inc.	43,200	597,888
ConocoPhillips	40,000	2,042,800
CONSOL Energy, Inc.	34,800	1,733,040
Devon Energy Corp.	20,600	1,514,100
El Paso Corp.	12,100	118,943
Encore Acquisition Co.	13,700	657,874
EOG Resources, Inc.	33,232	3,233,474
Exxon Mobil Corp.	97,307	6,635,364
Forest Oil Corp.	12,300	273,675
Hess Corp.	32,688	1,977,624
Marathon Oil Corp.	21,300	664,986
Murphy Oil Corp.	8,100	439,020
Newfield Exploration Co.	94,013	4,534,247
Noble Energy, Inc.	30,500	2,172,210
Occidental Petroleum Corp.	67,174	5,464,605
Peabody Energy Corp.	9,700	438,537
Williams Cos., Inc. (The)	49,300	1,039,244

		40,059,559

Paper & Forest Products 0.4%
International Paper Co.	51,700	1,384,526

Pharmaceuticals 4.4%
Eli Lilly & Co.	24,500	874,895
Endo Pharmaceuticals Holdings, Inc.	800	16,408
Forest Laboratories, Inc.	15,900	510,549
Johnson & Johnson	73,054	4,705,408
King Pharmaceuticals, Inc.	97,100	1,191,417
Merck & Co., Inc.	57,997	2,119,211
Pfizer, Inc.	305,000	5,547,950

		14,965,838

Real Estate Investment Trusts (REITs) 0.8%
AMB Property Corp.	1,600	40,880
Annaly Capital Management, Inc.	11,200	194,320
Apartment Investment & Management Co., Class A	275	4,378
AvalonBay Communities, Inc.	2,518	206,753
Boston Properties, Inc.	2,700	181,089
Chimera Investment Corp.	100,500	389,940
Equity Residential	3,200	108,096
HCP, Inc.	5,000	152,700
Hospitality Properties Trust	2,800	66,388
Host Hotels & Resorts, Inc.	9,905	115,591
Kimco Realty Corp.	1,700	23,001
ProLogis	800	10,952
Rayonier, Inc.	3,400	143,344
Realty Income Corp.	800	20,728
Simon Property Group, Inc.	10,561	842,768
Vornado Realty Trust	3,277	229,169

		2,730,097

Road & Rail 0.3%
Con-way, Inc.	17,900	624,889
Ryder System, Inc.	10,300	424,051

		1,048,940

Semiconductors & Semiconductor Equipment 0.8%
Applied Materials, Inc.	45,000	627,300
Broadcom Corp., Class A	25,997	817,606
Intel Corp.	29,100	593,640
Lam Research Corp.	19,020	745,774

		2,784,320

Software 1.4%
Microsoft Corp.	68,700	2,094,663
Oracle Corp.	106,540	2,614,492

		4,709,155

Specialty Retail 2.0%
Gap, Inc. (The)	39,500	827,525
Home Depot, Inc.	76,400	2,210,252
Lowe’s Cos., Inc.	29,400	687,666
Staples, Inc.	75,106	1,846,856
TJX Cos., Inc.	31,961	1,168,175

		6,740,474

Tobacco 0.4%
Philip Morris International, Inc.	31,628	1,524,153

Wireless Telecommunication Services 0.8%
Sprint Nextel Corp.	708,773	2,594,109

		296,636,993

Total Common Stocks (cost $286,420,952)		326,912,399

Preferred Stocks 0.7%

	Shares	Market Value

UNITED STATES 0.7%
Diversified Financial Services 0.7%
Bank of America Corp.*	167,613	$2,500,786

Total Preferred Stocks (cost $2,514,857)		2,500,786

2009 Annual Report 13

Statement of Investments (Continued)
December 31, 2009

NVIT Multi-Manager Large Cap Value Fund (Continued)

U.S. Government Sponsored & Agency Obligation 0.4%

	Principal Amount	Market Value

UNITED STATES 0.4%
U.S. Treasury Bill, 0.00%, 03/18/10 (b)	1,234,000	$1,233,875

Total U.S. Government Sponsored & Agency Obligation (cost $1,233,505)		1,233,875

Mutual Fund 3.4%

	Shares	Market Value

Money Market Fund 3.4%
Invesco AIM Liquid Assets Portfolio, 0.18% (c)	11,536,863	11,536,863

Total Mutual Fund (cost $11,536,863)		11,536,863

Total Investments (cost $301,706,177) (d) — 100.2%		342,183,923

Liabilities in excess of other assets — (0.2)%		(550,221)

NET ASSETS — 100.0%		$341,633,702

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	A security or a portion of a security was used to cover the margin requirement for futures contracts.

(c)	Represents 7-day effective yield as of December 31, 2009.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AG	Stock Corporation

Ltd.	Limited

NV	Public Traded Company

NYRS	New York Registry Shares

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

At December 31, 2009, the Fund’s open futures contracts were as follows (Note 2):

			Notional Value
Number of	Long		Covered by	Unrealized
Contracts	Contracts	Expiration	Contracts	Appreciation

102	S&P 500 E-Mini	03/19/10	5,664,570	$24,603

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Statement of Assets and Liabilities
December 31, 2009

NVIT Multi-Manager Large Cap Value Fund

Assets:
Investments, at value (cost $301,706,177)	$342,183,923
Foreign currencies, at value (cost $62)	62
Interest and dividends receivable	322,527
Receivable for investments sold	344,615
Receivable for capital shares issued	901,831
Prepaid expenses and other assets	581

Total Assets	343,753,539

Liabilities:
Payable for investments purchased	1,781,474
Payable for capital shares redeemed	28,594
Payable for variation margin on futures contracts	57,975
Accrued expenses and other payables:
Investment advisory fees	183,426
Fund administration fees	12,008
Distribution fees	10,427
Administrative services fees	6,302
Accounting and transfer agent fees	2,065
Trustee fees	2,924
Custodian fees	2,928
Compliance program costs (Note 3)	2,386
Professional fees	10,579
Printing fees	8,254
Other	10,495

Total Liabilities	2,119,837

Net Assets	$341,633,702

Represented by:
Capital	$306,480,562
Accumulated undistributed net investment income	114,772
Accumulated net realized losses from investment, futures and foreign currency transactions	(5,463,982)
Net unrealized appreciation/(depreciation) from investments	40,477,746
Net unrealized appreciation/(depreciation) from futures (Note 2)	24,603
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	1

Net Assets	$341,633,702

Net Assets:
Class I Shares	$6,982,599
Class II Shares	49,508,983
Class Y Shares	285,142,120

Total	$341,633,702

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	836,471
Class II Shares	5,939,150
Class Y Shares	34,130,680

Total	40,906,301

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.35
Class II Shares	$8.34
Class Y Shares	$8.35

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Statement of Operations
For the Year Ended December 31, 2009

NVIT Multi-Manager Large Cap Value Fund

INVESTMENT INCOME:
Interest income	$9,300
Dividend income	4,581,899
Foreign tax withholding	(2,358)

Total Income	4,588,841

Expenses:
Investment advisory fees	1,329,743
Fund administration fees	88,844
Distribution fees Class II Shares	53,512
Administrative Services fees Class I Shares	4,102
Administrative Services fees Class II Shares	32,126
Professional fees	38,304
Printing fees	23,885
Trustee fees	6,843
Custodian fees	14,553
Accounting and transfer agent fees	6,442
Compliance program costs (Note 3)	1,551
Other	16,974

Total expenses before earnings credit	1,616,879

Earnings credit (Note 4)	(452)

Net Expenses	1,616,427

NET INVESTMENT INCOME	2,972,414

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	3,361,068
Net realized gains from futures transactions (Note 2)	935,243
Net realized losses from foreign currency transactions (Note 2)	(10,751)

Net realized gains from investments, futures and foreign currency transactions	4,285,560

Net change in unrealized appreciation/(depreciation) from investments	56,281,441
Net change in unrealized appreciation/(depreciation) from futures (Note 2)	(35,307)
Net change in unrealized appreciation/(depreciation) from spot contracts (Note 2)	194
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(28)

Net change in unrealized appreciation/(depreciation) from investments, futures, spot contracts and translation of assets and liabilities denominated in foreign currencies	56,246,300

Net realized/unrealized gains from investments, futures, spot contracts and translation of assets and liabilities denominated in foreign currencies	60,531,860

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$63,504,274

The accompanying notes are an integral part of these financial statements.

16 Annual Report 2009

Statements of Changes in Net Assets

	NVIT Multi-Manager Large Cap Value Fund

	Year Ended	Period Ended
	December 31, 2009	December 31, 2008 (a)
Operations:
Net investment income	$2,972,414	$656,390
Net realized gains/(losses) from investment, futures and foreign currency transactions	4,285,560	(9,764,206)
Net change in unrealized appreciation/(depreciation) from investments, futures, spot contracts and translation of assets and liabilities denominated in foreign currencies	56,246,300	(15,743,950)

Change in net assets resulting from operations	63,504,274	(24,851,766)

Distributions to Shareholders From:
Net investment income:
Class I	(38,345)	(1,866)
Class II	(240,848)	(16,494)
Class Y	(2,552,859)	(649,028)

Change in net assets from shareholder distributions	(2,832,052)	(667,388)

Change in net assets from capital transactions	184,024,252	122,456,382

Change in net assets	244,696,474	96,937,228

Net Assets:
Beginning of year	96,937,228	–

End of year	$341,633,702	$96,937,228

Accumulated undistributed net investment income at end of year	$114,772	$4,457

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$6,915,851	$506,217
Dividends reinvested	38,345	1,866
Cost of shares redeemed	(1,025,001)	(88,606)

Total Class I	5,929,195	419,477

Class II Shares
Proceeds from shares issued	46,577,012	4,570,685
Dividends reinvested	240,848	16,494
Cost of shares redeemed	(6,633,080)	(574,065)

Total Class II	40,184,780	4,013,114

Class Y Shares
Proceeds from shares issued	173,330,753	118,242,764
Dividends reinvested	2,552,859	649,028
Cost of shares redeemed	(37,973,335)	(868,001)

Total Class Y	137,910,277	118,023,791

Change in net assets from capital transactions:	$184,024,252	$122,456,382

(a) For the period from March 25, 2008 (commencement of operations) through December 31, 2008.
Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 17

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Large Cap Value Fund

	Year Ended	Period Ended
	December 31, 2009	December 31, 2008 (a)
SHARE TRANSACTIONS:
Class I Shares
Issued	913,983	67,679
Reinvested	4,741	280
Redeemed	(137,963)	(12,249)

Total Class I Shares	780,761	55,710

Class II Shares
Issued	6,229,118	598,014
Reinvested	30,431	2,366
Redeemed	(848,291)	(72,488)

Total Class II Shares	5,411,258	527,892

Class Y Shares
Issued	24,777,516	14,087,063
Reinvested	346,315	89,198
Redeemed	(5,056,285)	(113,127)

Total Class Y Shares	20,067,546	14,063,134

Total change in shares	26,259,565	14,646,736

(a) For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

18 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Large Cap Value Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Net Assets (b)(c)	Turnover (d)
Class I Shares
Year Ended December 31, 2009 (e)	$6.62	0.10	1.71	1.81	(0.08)	–	(0.08)	$8.35	27.59%	$6,982,599	0.89%	1.28%	0.89%	95.68%
Period Ended December 31, 2008 (f)	$10.00	0.07	(3.38)	(3.31)	(0.07)	–	(0.07)	$6.62	(33.19%)	$368,717	0.87%	1.81%	0.99%	72.96%

Class II Shares
Year Ended December 31, 2009 (e)	$6.61	0.08	1.72	1.80	(0.07)	–	(0.07)	$8.34	27.41%	$49,508,983	1.14%	1.04%	1.14%	95.68%
Period Ended December 31, 2008 (f)	$10.00	0.06	(3.38)	(3.32)	(0.07)	–	(0.07)	$6.61	(33.34%)	$3,488,798	1.16%	1.38%	1.26%	72.96%

Class Y Shares
Year Ended December 31, 2009 (e)	$6.62	0.11	1.71	1.82	(0.09)	–	(0.09)	$8.35	27.77%	$285,142,120	0.74%	1.50%	0.74%	95.68%
Period Ended December 31, 2008 (f)	$10.00	0.08	(3.38)	(3.30)	(0.08)	–	(0.08)	$6.62	(33.16%)	$93,079,713	0.77%	1.66%	0.87%	72.96%

Amounts designated as “ – “ are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 19

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Large Cap Value Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of

20 Annual Report 2009

factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:

Common Stocks	$319,974,781	$6,937,618	$—	$326,912,399

Preferred Stocks	—	2,500,786	—	2,500,786

Futures Contracts	24,603	—	—	24,603

Mutual Funds	11,536,863	—	—	11,536,863

U.S. Government Sponsored & Agency Obligation	—	1,233,875	—	1,233,875

Total	$331,536,247	$10,672,279	$—	$342,208,526

Amounts designated as “ — ”, which may include fair valued securities, are zero or have been rounded to zero.

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

*	See Statement of Investments for identification of securities by type and industry classification.

(b)	Credit Derivatives

The Fund is subject to the provisions of ASC 815, “Derivatives and Hedging” (formerly known as SFAS 133). In September 2008, the FASB amended ASC 815-10 (formerly known as FSP FAS 133-1). ASC 815-10, which is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives, requires financial disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments and disclosures of the current status of the payment performance risk of a guarantee. Management has concluded that adoption of the amendments did not impact the Fund’s financial statement disclosures.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund translates foreign currency transactions into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. The fluctuations are included in the net realized and unrealized gain or loss shown on the Statement of Operations.

(d)	Futures Contracts

The Fund is subject to equity price risk, credit risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into financial futures contracts (“futures contracts”) to gain exposure to, or hedge against changes in, the value of equities, the value of fixed income securities, interest rates or foreign currencies. The Fund may also enter into futures contracts for non-hedging purposes. If the Fund does so, the aggregate initial margin and premiums required to enter into and maintain futures contracts may not exceed 5% of the value of the Fund’s net assets after taking into account unrealized profits and unrealized losses on such futures contracts.

Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value/market value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. Futures contracts involve minimal counterparty credit risk to the Fund because futures contracts are

22 Annual Report 2009

exchange-traded, and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees futures contacts against defaults.

Futures contracts, if any, are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures.”

The Fund is subject to the provisions of FASB ASC, “Derivatives and Hedging” (ASC 815) (formerly known as Statement of Financial Accounting Standards 161). The standard requires enhanced disclosure about an entity’s derivative and hedging activities. The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2009.

Fair Values of Derivative Instruments as of December 31, 2009

Derivatives not accounted for as hedging instruments under ASC 815

Statement of Assets & Liabilities Location

Assets:	Asset Derivatives	Fair Value

Equity contracts*	Net Assets-unrealized appreciation from futures contracts	$24,603

Total		$24,603

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009

Realized Gain/(Loss)

Risk Exposure	Futures	Total

Equity contracts	$935,243	$935,243

Total	$935,243	$935,243

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Operations for the Year Ended December 31, 2009

Unrealized Appreciation/(Depreciation)

Risk Exposure	Futures	Total

Equity contract	$(35,307)	$(35,307)

Total	$(35,307)	$(35,307)

Amounts designated as “ — ” are zero or have been rounded to zero.

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the year ended December 31, 2009.

(e)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant

2009 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2009

to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty. As of December 31, 2009, the Fund did not hold any repurchase agreements.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(h)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and

24 Annual Report 2009

financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of that each outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. The subadvisers listed below manage all or a portion of the Fund’s investments and have the responsibility for making all investment decisions for that portion of the Fund unless otherwise indicated.

Subadvisors

- Wellington Management Company, LLP

- Goldman Sachs Asset Management, L.P.

- Deutsch Investment Management Americas Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

All Assets	0.65%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadvisers. NFA paid the subadvisers $431,933 for the year ended December 31, 2009.

Effective May 1, 2009, the Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses from exceeding 0.77% for all share classes until at least April 30, 2010.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

2009 Annual Report 25

Notes to Financial Statements (Continued)
December 31, 2009

As of December 31, 2009, the cumulative potential reimbursements, listed by the year in which NFA waived or reimbursed fees or expenses to the Fund, are:

Period Ended	Fiscal Year
2008	2009	Total
Amount (a)	Amount	Amount

$37,906	$—	$37,906

(a) For the period March 25, 2008 (commencement of operations) to December 31, 2008.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II of the Fund.

For the year ended December 31, 2009, NFS received $36,228 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $1,551.

26 Annual Report 2009

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25% of Class II of the Fund.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $366,587,571 and sales of $187,995,658 (excluding short-term securities).

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust

2009 Annual Report 27

Notes to Financial Statements (Continued)
December 31, 2009

enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

8. Other

On December 2, 2009, the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) approved a Plan of Reorganization between the NVIT Global Financial Services Fund and the NVIT Multi-Manager Large Cap Value Fund, each a series of the Trust, whereby, pending Shareholder approval by the NVIT Global Financial Services Fund, the NVIT Global Financial Services Fund would be merged into the NVIT Multi-Manager Large Cap Value Fund.

On December 2, 2009, the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust‘) approved a Plan of Reorganization between the Gartmore NVIT Global Utilities Fund and the NVIT Multi-Manager Large Cap Value Fund, each a series of the Trust, whereby, pending Shareholder approval by the Gartmore NVIT Global Utilities Fund, the Gartmore NVIT Global Utilities Fund would be merged into the NVIT Multi-Manager Large Cap Value Fund.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of Capital	Total Distributions
Ordinary Income	Capital Gains	Distributions	Distributions	Paid

$2,832,052	$—	$2,832,052	$—	$2,832,052

Amounts designated as “ — ” are zero or have been rounded to zero.

The tax character of distributions paid during the period ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of Capital	Total Distributions
Ordinary Income	Capital Gains	Distributions	Distributions	Paid

$667,388	$—	$667,388	$—	$667,388

Amounts designated as “ — ” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized	Total
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Accumulated
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	Earnings (Deficit)

$3,696,282	$—	$3,696,282	$—	$—	$31,456,858	$35,153,140

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to wash sales.

Amounts designated as “ — ” are zero or have been rounded to zero.

28 Annual Report 2009

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$310,726,982	$34,827,776	$(3,370,835)	$31,456,941

10. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

2009 Annual Report 29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Large Cap Value Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009 and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period March 25, 2008 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

30 Annual Report 2009

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 65.27%.

2009 Annual Report 31

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of march FIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

32 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

2009 Annual Report 33

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

34 Annual Report 2009

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2009 Annual Report 35

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

36 Annual Report 2009

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NVIT Cardinalsm Moderately Aggressive Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

10	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information

25	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-CD-MAG (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder:

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Cardinal Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and initial public offerings (IPOs).

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs),

2 Annual Report 2009

U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

Dow Jones (DJ) Wilshire 5000 Composite Index: An unmanaged, market capitalization-weighted index of all U.S.-headquartered equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 3000® Index: An unmanaged index that measures the performance of the stocks of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Variable Insurance Trust Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Fund Advisors.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC, Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Cardinalsm Moderately Aggressive Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Cardinal Moderately Aggressive Fund (Class II at NAV) returned 26.58% versus 25.16% for its composite benchmark, which consists of 55% Russell 3000® Index, 25% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, and 20% Barclays Capital (BARCAP) U.S. Aggregate Bond Index, and 25.14% for its former benchmark, a blend of 55% Dow Jones (DJ) Wilshire 5000 Composite Index, 25% MSCI EAFE Index and 20% BARCAP U.S. Aggregate Bond Index.* For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 217 funds as of December 31, 2009) was 24.27% for the same time period.

*	The composite benchmark for the NVIT Cardinal Moderately Aggressive Fund changed as stated above effective September 30, 2009.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, all 12 underlying investments within the Fund posted positive returns. The NVIT Multi-Manager Large Cap Growth Fund and the NVIT Multi-Manager Large Cap Value Fund (with target allocations within the Fund of 17.5% each during the reporting period) provided the most positive relative returns for the Fund, gaining 30.07% and 27.77%, respectively, during the reporting period. The U.S. large-capitalization equity market rebounded strongly during the last three quarters of 2009.

What areas of investment detracted from Fund performance?

Those underlying investments that provided the least-positive contribution to the Fund’s overall returns were the NVIT Core Bond Fund and the NVIT Short Term Bond Fund. These two underlying funds returned 8.92% and 7.53%, respectively, and had target allocations within the Fund of 7.5% and 5%, respectively, during the reporting period. Intermediate-term U.S. Treasury bonds lost 6.03% on average during the reporting period, as measured by the BARCAP U.S. 7-10 Year Treasury Bond Index. By contrast, intermediate-term corporate bonds gained 15.93% on average during the reporting period, as measured by the BARCAP U.S. Intermediate Credit Bond Index. The Fund’s exposure to U.S. Treasury and government Agency securities generally detracted from Fund performance during the reporting period.

What is your outlook for the near term?

In considering the markets ahead of us, we think a look back is instructive. We witnessed two very different market environments during the reporting period. January through early March was characterized by continued deterioration of financial and economic conditions on a global scale that was experienced in 2008. Virtually all equity markets declined dramatically, and investor selling was largely indiscriminate as investors fled from nearly all asset classes with the exception of U.S. Treasury bonds. In March 2009, however, global equity markets began rallying on the back of new initiatives from the U.S. government, improving economic data and strengthening corporate earnings. We believe the current rally should lead to a return of a more normal market environment, at least as viewed from a historical perspective. Market volatility levels have subsided, liquidity has increased in the credit markets, and investor confidence has improved. A fair amount of optimism, though cautious, has finally returned to global equity markets.

The events of the past year should serve to reinforce the critical importance of investing in a broadly diversified portfolio of investments.

2009 Annual Report 5

NVIT Cardinalsm Moderately Aggressive Fund
(Continued)

The table below lists the target allocation as of December 31, 2009, for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period.

NVIT Cardinal Moderately Aggressive Fund
Performance of Underlying Investments for Periods Ended December 31, 2009

		Target	1-year	5-year	Since	Inception
Asset Class	Underlying Investment	Allocations*	Return	Return	Inception	Date

Large-Cap Stocks	NVIT Multi-Manager Large Cap Growth Fund	17.5%	30.07%	N/A	-6.32%	3/25/08
	NVIT Multi-Manager Large Cap Value Fund	17.5%	27.77%	N/A	-7.40%	3/25/08

International Stocks	NVIT Multi-Manager International Growth Fund	12.5%	36.71%	N/A	-7.66%	3/25/08
	NVIT Multi-Manager International Value Fund	12.5%	30.09%	N/A	-13.81%	3/25/08

Mid-Cap Stocks	NVIT Multi-Manager Mid Cap Growth Fund	7.5%	27.23%	N/A	-8.10%	3/25/08
	NVIT Multi-Manager Mid Cap Value Fund	7.5%	30.90%	N/A	-2.99%	3/25/08

Bonds	NVIT Core Bond Fund	7.5%	8.92%	N/A	4.49%	3/25/08
	NVIT Core Plus Bond Fund	7.5%	16.89%	N/A	9.33%	3/25/08
	NVIT Short Term Bond Fund	5.0%	7.53%	N/A	4.04%	3/25/08

Small-Cap Stocks	NVIT Multi-Manager Small Cap Growth Fund	2.0%	27.74%	N/A	-7.07%	3/25/08
	NVIT Multi-Manager Small Cap Value Fund	2.0%	26.60%	N/A	-4.01%	3/25/08
	NVIT Multi-Manager Small Company Fund	1.0%	34.80%	N/A	-4.59%	3/25/08

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class Y shares for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized.

*	Target allocations for each underlying investment are as of December 31, 2009. Day-to-day market activity will likely cause the Fund’s asset allocations to fluctuate from the stated target. Under ordinary circumstances, the Adviser will periodically rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

6 Annual Report 2009

Fund Performance	NVIT Cardinal Moderately Aggressive Fund

Average Annual Total Return1
 (For periods ended December 31, 2009)

	1 Yr.	Inception[2]

Class I	26.69%	-4.51%

Class II	26.58%	-4.58%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 28, 2008.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class I	1.13%	1.08%

Class II	1.38%	1.17%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Cardinal Moderately Aggressive Fund versus performance of the Russell 3000 Index (a), the Composite Index (new) (b), the Composite Index (former) (c), the Dow Jones (DJ) Wilshire 5000 Total Market Index (d), the MSCI EAFE Index (e), the Barclays Capital U.S. Aggregate Bond Index (f), and the Consumer Price Index (CPI)(g). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Russell 3000 Index is a benchmark index comprised of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstructed annually to ensure new and growing equities are reflected.

(b)	The Composite Index (new) is comprised of 55% Russell 3000 Index, 25% MSCI EAFE Index and 20% Barclays Capital U.S. Aggregate Bond Index.

(c)	The Composite Index (former) is comprised of 55% DJ Wilshire 5000 Total Market Index, 25% MSCI EAFE Index and 20% Barclays Capital U.S. Aggregate Bond Index.

(d)	The DJ Wilshire 5000 Total Market Index represents the broadest index for the U.S. equity market, measuring the performance of all U.S.-headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index.

(e)	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

(f)	The Barclays Capital U.S. Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, Government-Related, Corporate, and Securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million.

(g)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 7

Shareholder	NVIT Cardinal Moderately Aggressive Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
NVIT Cardinal Moderately Aggressive Fund			07/01/09	12/31/09	07/01/09 - 12/31/09[a,b]	07/01/09 - 12/31/09[a,b]

Class I Shares	Actual		1,000.00	1,191.50	1.60	0.29
	Hypothetical	[c]	1,000.00	1,023.74	1.48	0.29

Class II Shares	Actual		1,000.00	1,192.60	2.16	0.39
	Hypothetical	[c]	1,000.00	1,023.24	1.99	0.39

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

8 Annual Report 2009

Portfolio Summary	NVIT Cardinal Moderately Aggressive Fund
December 31, 2009

Asset Allocation

Equity Funds	79.9%
Fixed Income Funds	20.1%
Liabilities in excess of other assets‡	0.0%

100.0%

Top Holdings†

NVIT Multi-Manager Large Cap Growth Fund, Class Y	17.4%
NVIT Multi-Manager Large Cap Value Fund, Class Y	17.4%
NVIT Multi-Manager International Growth Fund, Class Y	12.6%
NVIT Multi-Manager International Value Fund, Class Y	12.5%
NVIT Core Plus Bond Fund, Class Y	7.6%
NVIT Core Bond Fund, Class Y	7.5%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	7.5%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	7.5%
NVIT Short-Term Bond Fund, Class Y	5.0%
NVIT Multi-Manager Small Cap Growth Fund, Class Y	2.0%
Other Holdings	3.0%

100.0%

‡	Rounds to less than 0.1%.

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 9

Statement of Investments
December 31, 2009

NVIT Cardinal Moderately Aggressive Fund

Mutual Funds 100.0% (a)

	Shares	Market Value

Equity Funds 79.9%
NVIT Multi-Manager International Growth Fund, Class Y	2,943,210	$25,458,767
NVIT Multi-Manager International Value Fund, Class Y	2,579,419	25,329,895
NVIT Multi-Manager Large Cap Growth Fund, Class Y	4,059,514	35,317,770
NVIT Multi-Manager Large Cap Value Fund, Class Y	4,223,054	35,262,499
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	1,801,340	15,149,265
NVIT Multi-Manager Mid Cap Value Fund, Class Y	1,654,970	15,126,430
NVIT Multi-Manager Small Cap Growth Fund, Class Y	325,615	4,018,092
NVIT Multi-Manager Small Cap Value Fund, Class Y	483,209	4,015,463
NVIT Multi-Manager Small Company Fund, Class Y	139,120	2,010,289

Total Equity Funds (cost $135,509,690)		161,688,470

Fixed Income Funds 20.1%
NVIT Core Bond Fund, Class Y	1,493,185	15,245,421
NVIT Core Plus Bond Fund, Class Y	1,414,376	15,275,261
NVIT Short-Term Bond Fund, Class Y	990,614	10,183,507

Total Fixed Income Funds (cost $38,783,903)		40,704,189

Total Mutual Funds (cost $174,293,593)		202,392,659

Total Investments (cost $174,293,593) (b) — 100.0%		202,392,659

Liabilities in excess of other assets — 0.0%		(80,729)

NET ASSETS — 100.0%		$202,311,930

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2009

Statement of Assets and Liabilities
December 31, 2009

NVIT Cardinal
Moderately
Aggressive Fund

Assets:
Investments in affiliated funds, at value (cost $174,293,593)	$202,392,659
Receivable for capital shares issued	158,978
Prepaid expenses and other assets	693

Total Assets	202,552,330

Liabilities:
Payable for investments purchased	158,957
Payable for capital shares redeemed	20
Accrued expenses and other payables:
Investment advisory fees	33,913
Distribution fees	14,299
Administrative services fees	8,306
Accounting and transfer agent fees	741
Trustee fees	1,713
Custodian fees	1,146
Compliance program costs (Note 3)	1,289
Professional fees	7,357
Printing fees	7,042
Other	5,617

Total Liabilities	240,400

Net Assets	$202,311,930

Represented by:
Capital	$174,143,363
Accumulated net realized gains from investment transactions	69,501
Net unrealized appreciation/(depreciation) from investments in affiliates	28,099,066

Net Assets	$202,311,930

Net Assets:
Class I Shares	$13,307,323
Class II Shares	189,004,607

Total	$202,311,930

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,505,612
Class II Shares	21,389,471

Total	22,895,083

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.84
Class II Shares	$8.84

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statement of Operations
For the Year Ended December 31, 2009

NVIT Cardinal
Moderately
Aggressive Fund

INVESTMENT INCOME:
Dividend income from affiliated funds	$2,643,012

Total Income	2,643,012

Expenses:
Investment advisory fees	326,051
Distribution fees Class II Shares	387,774
Administrative services fees Class I Shares	3,968
Administrative services fees Class II Shares	77,810
Professional fees	26,322
Printing fees	24,179
Trustee fees	5,363
Custodian fees	6,908
Accounting and transfer agent fees	2,243
Compliance program costs (Note 3)	262
Other	8,755

Total expenses before earnings credit and waived expenses	869,635
Earnings Credit (Note 4)	(5)
Distribution fees voluntarily waived — Class II (Note 3)	(248,178)

Net Expenses	621,452

NET INVESTMENT INCOME	2,021,560

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from affiliated funds	358,328
Net realized losses from investment transactions with affiliated funds	(9,798,999)

Net realized losses from investment transactions with affiliated funds	(9,440,671)

Net change in unrealized appreciation/(depreciation) from investments with affiliated funds	52,787,175

Net realized/unrealized gains from affiliated fund investments	43,346,504

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$45,368,064

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statements of Changes in Net Assets

	NVIT Cardinal Moderately
	Aggressive Fund

	Year Ended	Period Ended
	December 31, 2009	December 31, 2008 (a)
Operations:
Net investment income	$2,021,560	$641,930
Net realized gains/(losses) from investment	(9,440,671)	896,186
Net change in unrealized appreciation/(depreciation) from investments	52,787,175	(24,688,109)

Change in net assets resulting from operations	45,368,064	(23,149,993)

Distributions to Shareholders From:
Net investment income:
Class I	(137,402)	(53,412)
Class II	(2,213,638)	(1,046,107)
Net realized gains:
Class I	(4,904)	(55,015)
Class II	(69,629)	(1,075,868)
Return of capital:
Class I	(2,638)	(721)
Class II	(43,928)	(13,446)

Change in net assets from shareholder distributions	(2,472,139)	(2,244,569)

Change in net assets from capital transactions	56,473,642	128,336,925

Change in net assets	99,369,567	102,942,363

Net Assets:
Beginning of year	102,942,363	–

End of year	$202,311,930	$102,942,363

Accumulated net investment income at end of year	$–	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$8,609,971	$7,181,820
Dividends reinvested	144,944	109,148
Cost of shares redeemed	(2,334,072)	(1,070,078)

Total Class I	6,420,843	6,220,890

Class II Shares
Proceeds from shares issued	60,786,274	122,134,685
Dividends reinvested	2,327,195	2,135,421
Cost of shares redeemed	(13,060,670)	(2,154,071)

Total Class II	50,052,799	122,116,035

Change in net assets from capital transactions:	$56,473,642	$128,336,925

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Statements of Changes in Net Assets (Continued)

	NVIT Cardinal Moderately
	Aggressive Fund

	Year Ended	Period Ended
	December 31, 2009	December 31, 2008 (a)

SHARE TRANSACTIONS:
Class I Shares
Issued	1,108,275	804,366
Reinvested	17,615	14,828
Redeemed	(315,982)	(123,490)

Total Class I Shares	809,908	695,704

Class II Shares
Issued	8,928,186	13,818,924
Reinvested	288,478	289,549
Redeemed	(1,665,706)	(269,960)

Total Class II Shares	7,550,958	13,838,513

Total change in shares	8,360,866	14,534,217

(a)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Cardinal Moderately Aggressive Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Net Assets (b)(c)	Turnover (d)
Class I Shares
Year Ended December 31, 2009 (e)	$7.08	0.11	1.76	1.87	(0.11)	–	(0.11)	$8.84	26.69%	$13,307,323	0.30%	1.44%	0.30%	15.09%
Period Ended December 31, 2008 (f)	$10.00	0.10	(2.81)	(2.71)	(0.13)	(0.08)	(0.21)	$7.08	(27.24%)	$4,927,688	0.28%	1.52%	0.36%	13.38%

Class II Shares
Year Ended December 31, 2009 (e)	$7.08	0.09	1.78	1.87	(0.11)	–	(0.11)	$8.84	26.58%	$189,004,607	0.38%	1.23%	0.54%	15.09%
Period Ended December 31, 2008 (f)	$10.00	0.10	(2.81)	(2.71)	(0.13)	(0.08)	(0.21)	$7.08	(27.26%)	$98,014,675	0.39%	1.68%	0.60%	13.38%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Moderately Aggressive Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

The Fund is constructed as a “fund of funds,” which means that the Fund pursues its investment objective by allocating the Fund’s investments primarily among other mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset values (“NAV“s) as reported by the Underlying Funds.

The following are the Valuation policies of the Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

16 Annual Report 2009

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Underlying Funds value foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Underlying Funds fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Underlying Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

2009 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2009

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Mutual Funds	$202,392,659	$—	$—	$202,392,659

Total	$202,392,659	$—	$—	$202,392,659

Amounts designated as “—” are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

(b)       Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(d)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2009 remain subject to examination by the Internal Revenue Service.

18 Annual Report 2009

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

All Assets	0.20%

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative servicing fees and certain other expenses) from exceeding 0.25% for Class I and Class II shares of the Fund until May 1, 2010.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

As of December 31, 2009, the cumulative potential reimbursements, listed by the year in which NFA waived or reimbursed fees or expenses to the Fund, are:

Period Ended	Fiscal Year
2008	2009
Amount (a)	Amount	Total

$19,616	$—	$19,616

(a)	For the period March 28, 2008 (commencement of operations) to December 31, 2008.

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. The Fund does not pay a fee for these services.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II of the Fund.

For the year ended December 31, 2009, NFS received $81,778 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $262.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25% of Class II shares of the Fund.

The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least May 1, 2010. During the year ended December 31, 2009, the waiver of such distribution fees by NFD amounted to $248,178.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management fees of the Underlying Funds and short-term investments the Underlying Funds hold. These expenses are deducted from each of the Underlying Funds’ net assets before their share prices are calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are spread among the Underlying Funds.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

20 Annual Report 2009

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $80,768,682 and sales of $24,332,407 (excluding short-term securities).

6. Portfolio Investment Risks from Underlying Funds

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

8. Federal Tax Information

The tax character of distributions paid during the period ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$2,341,000	$84,573	$2,425,573	$46,566	$2,472,139

Amounts designated as “—” are zero or have been rounded to zero.

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

The tax character of distributions paid during the fiscal period ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$1,102,550	$1,127,852	$2,230,402	$14,167	$2,244,569

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$—	$—	$—	$—	$—	$28,168,567	$28,168,567

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to return of capital distributions from the Underlying Funds.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$174,224,091	$28,168,568	$—	$28,168,568

Amounts designated as “—” are zero or have been rounded to zero.

9. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

22 Annual Report 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinalsm Moderately Aggressive Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009 and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period March 28, 2008 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

2009 Annual Report 23

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 22.40%.

The Fund designates $84,573, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

24 Annual Report 2009

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

2009 Annual Report 25

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

26 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

2009 Annual Report 27

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

28 Annual Report 2009

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2009 Annual Report 29

NVIT Cardinalsm Moderately Conservative Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

10	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

22	Report of Independent Registered Public Accounting Firm

23	Supplemental Information

24	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-CD-MCON (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder:

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Cardinal Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and initial public offerings (IPOs).

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to

2 Annual Report 2009

10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

Dow Jones (DJ) Wilshire 5000 Composite Index:  An unmanaged, market capitalization-weighted index of all U.S.-headquartered equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®): An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 3000® Index:  An unmanaged index that measures the performance of the stocks of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market.

Russell Midcap® Index:  An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index:  An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index:  An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Variable Insurance Trust Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Fund Advisors.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC, Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Cardinalsm Moderately Conservative Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Cardinal Moderately Conservative Fund (Class II at NAV) returned 17.68% versus 15.57% for its composite benchmark, which consists of 30% Russell 3000® Index, 10% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, and 60% Barclays Capital (BARCAP) U.S. Aggregate Bond Index, and 15.55% for its former benchmark, a blend of 60% BARCAP U.S. Aggregate Bond Index, 30% Dow Jones (DJ) Wilshire 5000 Composite Index and 10% MSCI EAFE Index.* For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 179 funds as of December 31, 2009) was 22.97% for the same time period.

*	The composite benchmark for the NVIT Cardinal Moderately Conservative Fund changed as stated above effective September 30, 2009.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period all 10 underlying investments within the Fund posted positive returns. The NVIT Multi-Manager Large Cap Growth Fund and the NVIT Multi-Manager Large Cap Value Fund (with target allocations within the Fund of 10% each during the reporting period) provided the most positive relative returns for the Fund, gaining 30.07% and 27.77%, respectively, during the reporting period. The U.S. large-capitalization equity market rebounded strongly during the last three quarters of 2009.

What areas of investment detracted from Fund performance?

Those underlying investments that provided the least-positive contribution to the Fund’s overall returns were the NVIT Money Market Fund and the NVIT Short Term Bond Fund. These two underlying funds returned 0.09% and 7.53%, respectively, and had target allocations within the Fund of 8% and 17%, respectively, during the reporting period. Money market instruments posted returns that were barely positive during the reporting period; the low-interest rate environment that had prevailed since 2008 (a reaction to the weakened economy) resulted in minuscule returns for high-quality money market instruments. The Fund’s exposure to U.S. Treasury and government Agency securities generally detracted from Fund performance during the reporting period.

What is your outlook for the near term?

In considering the markets ahead of us, we think a look back is instructive. We witnessed two very different market environments during the reporting period. January through early March was characterized by continued deterioration of financial and economic conditions on a global scale that was experienced in 2008. Virtually all equity markets declined dramatically, and investor selling was largely indiscriminate as investors fled from nearly all asset classes with the exception of U.S. Treasury bonds. In March 2009, however, global equity markets began rallying on the back of new initiatives from the U.S. government, improving economic data and strengthening corporate earnings. We believe the current rally should lead to a return of a more normal market environment, at least as viewed from a historical perspective. Market volatility levels have subsided, liquidity has increased in the credit markets, and investor confidence has improved. A fair amount of optimism, though cautious, has finally returned to global equity markets.

The events of the past year should serve to reinforce the critical importance of investing in a broadly diversified portfolio of investments.

2009 Annual Report 5

NVIT Cardinalsm Moderately Conservative Fund
(Continued)

The table below lists the target allocation as of December 31, 2009, for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period.

NVIT Cardinal Moderately Conservative Fund
Performance of Underlying Investments for Periods Ended December 31, 2009

		Target	1-year	5-year	Since	Inception
Asset Class	Underlying Investment	Allocations*	Return	Return	Inception	Date

Large-Cap Stocks	NVIT Multi-Manager Large Cap Growth Fund	10.0%	30.07%	N/A	-6.32%	3/25/08
	NVIT Multi-Manager Large Cap Value Fund	10.0%	27.77%	N/A	-7.40%	3/25/08

International Stocks	NVIT Multi-Manager International Growth Fund	5.0%	36.58%	N/A	-7.66%	3/25/08
	NVIT Multi-Manager International Value Fund	5.0%	30.09%	N/A	-13.81%	3/25/08

Mid-Cap Stocks	NVIT Multi-Manager Mid Cap Growth Fund	5.0%	27.23%	N/A	-8.10%	3/25/08
	NVIT Multi-Manager Mid Cap Value Fund	5.0%	30.90%	N/A	-2.99%	3/25/08

Bonds	NVIT Core Bond Fund	17.5%	8.92%	N/A	4.49%	3/25/08
	NVIT Core Bond Plus Bond Fund	17.5%	16.89%	N/A	9.33%	3/25/08
	NVIT Short Term Bond Fund	17.0%	7.53%	N/A	4.04%	3/25/08

Money Market	NVIT Money Market Fund	8.0%	0.09%	N/A	2.85%	4/28/06

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class Y shares for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for less than one year are not annualized.

*	Target allocations for each underlying investment are as of December 31, 2009. Day-to-day market activity will likely cause the Fund’s asset allocations to fluctuate from the stated target. Under ordinary circumstances, the Adviser will periodically rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

6 Annual Report 2009

Fund Performance	NVIT Cardinal Moderately Conservative Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	Inception[2]

Class I	17.64%	0.84%

Class II	17.68%	0.84%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 28, 2008.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class I	1.06%	0.94%

Class II	1.31%	1.03%

*	Current effective prospectus. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Cardinal Moderately Conservative Fund versus performance of the Russell 3000 Index(a), the Composite Index (new)(b), the Composite Index (former)(c), the Dow Jones (DJ) Wilshire 5000 Total Market Index(d), the MSCI EAFE Index(e), the Barclays Capital U.S. Aggregate Bond Index(f), and the Consumer Price Index (CPI)(g). Unlike the Fund, the performance for these unmanaged indexes do not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Russell 3000 Index is a benchmark comprised of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstructed annually to ensure new and growing equities are reflected.

(b)	The Composite Index (new) is comprised of 15% Russell 3000 Index, 5% MSCI EAFE Index and 80% Barclays Capital U.S. Aggregate Bond Index.

(c)	The Composite Index (former) is comprised of 15% DJ Wilshire 5000 Total Market Index, 5% MSCI EAFE Index and 80% Barclays Capital U.S. Aggregate Bond Index.

(d)	The DJ Wilshire 5000 Total Market Index represents the broadest index for the U.S. equity market, measuring the performance of all U.S.-headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index.

(e)	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

(f)	The Barclays Capital U.S. Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, Government-Related, Corporate, and Securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million.

(g)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 7

Shareholder	NVIT Cardinal Moderately Conservative Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
December 31, 2009

			Beginning	Ending	Expenses Paid	Annualized
NVIT Cardinal Moderately			Account Value ($)	Account Value ($)	During Period ($)	Expense Ratio (%)
Conservative Fund			07/01/09	12/31/09	07/01/09 - 12/31/09[a,b]	07/01/09 - 12/31/09[a,b]

Class I Shares	Actual		1,000.00	1,113.30	1.60	0.30
	Hypothetical	[c]	1,000.00	1,023.69	1.53	0.30

Class II Shares	Actual		1,000.00	1,113.90	2.08	0.39
	Hypothetical	[c]	1,000.00	1,023.24	1.99	0.39

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

8 Annual Report 2009

Portfolio Summary	NVIT Cardinal Moderately Conservative Fund
December 31, 2009

Asset Allocation

Fixed Income Funds	52.2%
Equity Funds	39.8%
Money Market Fund	8.0%
Liabilities in excess of other assets‡	0.0%

100.0%

Top Holdings†

NVIT Core Plus Bond Fund, Class Y	17.6%
NVIT Core Bond Fund, Class Y	17.5%
NVIT Short-Term Bond Fund, Class Y	17.1%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	9.9%
NVIT Multi-Manager Large Cap Value Fund, Class Y	9.9%
NVIT Money Market Fund, Class Y	8.0%
NVIT Multi-Manager International Growth Fund, Class Y	5.0%
NVIT Multi-Manager International Value Fund, Class Y	5.0%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	5.0%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	5.0%

100.0%

‡	Rounds to less than 0.1%.

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 9

Statement of Investments
December 31, 2009

NVIT Cardinal Moderately Conservative Fund

Mutual Funds 100.0%

	Shares	Market Value

Equity Funds 39.8%
NVIT Multi-Manager International Growth Fund, Class Y (a)	1,073,578	$9,286,454
NVIT Multi-Manager International Value Fund, Class Y (a)	940,952	9,240,149
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	2,115,650	18,406,152
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	2,200,934	18,377,802
NVIT Multi-Manager Mid Cap Growth Fund, Class Y (a)	1,095,236	9,210,937
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	1,006,264	9,197,250

Total Equity Funds (cost $61,739,774)		73,718,744

Fixed Income Funds 52.2%
NVIT Core Bond Fund, Class Y (a)	3,177,270	32,439,924
NVIT Core Plus Bond Fund, Class Y (a)	3,009,487	32,502,463
NVIT Short-Term Bond Fund, Class Y (a)	3,071,389	31,573,880

Total Fixed Income Funds (cost $94,222,651)		96,516,267

Money Market Fund 8.0%
NVIT Money Market Fund, Class Y, 0.00% (a)(b)
(cost $14,858,326)	14,858,326	14,858,326

Total Mutual Funds (cost $170,820,751)		185,093,337

Total Investments (cost $170,820,751) (c) — 100.0%		185,093,337
Liabilities in excess of other assets — 0.0%		(66,965)

NET ASSETS — 100.0%		$185,026,372

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of December 31, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2009

Statement of Assets and Liabilities
December 31, 2009

NVIT
Cardinal Moderately
Conservative Fund

Assets:
Investments in affiliated funds, at value (cost $170,820,751)	$185,093,337
Receivable for capital shares issued	2,781,952
Prepaid expenses and other assets	299

Total Assets	187,875,588

Liabilities:
Payable for investments purchased	2,762,447
Payable for capital shares redeemed	19,505
Accrued expenses and other payables:
Investment advisory fees	23,445
Distribution fees	13,372
Administrative services fees	7,117
Accounting and transfer agent fees	741
Trustee fees	1,491
Custodian fees	863
Compliance program costs (Note 3)	1,282
Professional fees	6,011
Printing fees	6,763
Other	6,179

Total Liabilities	2,849,216

Net Assets	$185,026,372

Represented by:
Capital	$170,694,071
Accumulated net realized gains from investment transactions	59,715
Net unrealized appreciation/(depreciation) from investments in affiliates	14,272,586

Net Assets	$185,026,372

Net Assets:
Class I Shares	$1,697,147
Class II Shares	183,329,225

Total	$185,026,372

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	173,986
Class II Shares	18,791,932

Total	18,965,918

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.75
Class II Shares	$9.76

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statement of Operations
For the Year Ended December 31, 2009

NVIT
Cardinal Moderately Conservative Fund

INVESTMENT INCOME:
Dividend income from affiliated funds	$2,545,670

Total Income	2,545,670

Expenses:
Investment advisory fees	206,117
Distribution fees Class II Shares	254,369
Administrative services fees Class I Shares	655
Administrative services fees Class II Shares	51,025
Professional fees	17,579
Printing fees	24,293
Trustee fees	3,438
Custodian fees	4,042
Accounting and transfer agent fees	2,232
Compliance program costs (Note 3)	904
Other	7,998

Total expenses before earnings credit and expenses waived/reimbursed	572,652
Earnings credit (Note 4)	(2)
Distribution fees voluntarily waived — Class II Shares (Note 3)	(162,798)
Expenses reimbursed by adviser (Note 3)	(8,526)

Net Expenses	401,326

NET INVESTMENT INCOME	2,144,344

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from affiliated funds	765,080
Net realized losses from investment transactions with affiliated funds	(2,312,492)

Net realized losses from investment transactions with affiliated funds	(1,547,412)

Net change in unrealized appreciation/(depreciation) from investments with affiliated funds	17,990,367

Net realized/unrealized gains from affiliated fund investments	16,442,955

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$18,587,299

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statements of Changes in Net Assets

	NVIT Cardinal Moderately Conservative Fund

	Year Ended	Period Ended
	December 31, 2009	December 31, 2008 (a)
Operations:
Net investment income	$2,144,344	$421,070
Net realized losses from investment	(1,547,412)	(37,453)
Net change in unrealized appreciation/(depreciation) from investments	17,990,367	(3,717,781)

Change in net assets resulting from operations	18,587,299	(3,334,164)

Distributions to Shareholders From:
Net investment income:
Class I	(32,132)	(19,025)
Class II	(2,876,173)	(455,106)
Net realized gains:
Class I	(996)	(4,160)
Class II	(105,780)	(126,317)
Return of capital:
Class I	–	(120)
Class II	–	(3,505)

Change in net assets from shareholder distributions	(3,015,081)	(608,233)

Change in net assets from capital transactions	124,585,581	48,810,970

Change in net assets	140,157,799	44,868,573

Net Assets:
Beginning of year	44,868,573	–

End of year	$185,026,372	$44,868,573

Accumulated net investment income at end of year	$–	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,165,896	$1,644,014
Dividends reinvested	33,128	23,305
Cost of shares redeemed	(1,080,306)	(75,999)

Total Class I	118,718	1,591,320

Class II Shares
Proceeds from shares issued	126,730,960	49,790,621
Dividends reinvested	2,981,953	584,928
Cost of shares redeemed	(5,246,050)	(3,155,899)

Total Class II	124,466,863	47,219,650

Change in net assets from capital transactions:	$124,585,581	$48,810,970

SHARE TRANSACTIONS:
Class I Shares
Issued	129,218	173,657
Reinvested	3,528	2,673
Redeemed	(126,211)	(8,879)

Total Class I Shares	6,535	167,451

Class II Shares
Issued	13,953,491	5,401,493
Reinvested	312,534	68,407
Redeemed	(601,166)	(342,827)

Total Class II Shares	13,664,859	5,127,073

Total change in shares	13,671,394	5,294,524

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Cardinal Moderately Conservative Fund

		Operations			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Return of	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Capital	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Net Assets (b)(c)	Turnover (d)
Class I Shares
Year Ended December 31, 2009 (e)	$8.47	0.17	1.32	1.49	(0.20)	(0.01)	–	(0.21)	$9.75	17.64%	$1,697,147	0.30%	1.91%	0.31%	10.72%
Period Ended December 31, 2008 (e)(f)	$10.00	0.13	(1.49)	(1.36)	(0.14)	(0.03)	0.00	(0.17)	$8.47	(13.73%)	$1,419,127	0.26%	2.04%	0.41%	22.21%

Class II Shares
Year Ended December 31, 2009 (e)	$8.47	0.19	1.30	1.49	(0.19)	(0.01)	–	(0.20)	$9.76	17.68%	$183,329,225	0.39%	2.08%	0.56%	10.72%
Period Ended December 31, 2008 (e)(f)	$10.00	0.12	(1.49)	(1.37)	(0.13)	(0.03)	0.00	(0.16)	$8.47	(13.77%)	$43,449,446	0.39%	2.97%	0.67%	22.21%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Cardinalsm Moderately Conservative Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

The Fund is constructed as a “fund of funds,” which means that the Fund pursues its investment objective by allocating the Fund’s investments primarily among other mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset values (“NAV“s) as reported by the Underlying Funds.

The following are the Valuation policies of the Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

2009 Annual Report 15

Notes to Financial Statements (Continued)
December 31, 2009

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Underlying Funds value foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Underlying Funds fair values their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Underlying Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

Investments held by money market funds are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. A money market fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

16 Annual Report 2009

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Mutual Funds	$185,093,337	$—	$—	$185,093,337

Total	$185,093,337	$—	$—	$185,093,337

Amounts designated as “—“ are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(d)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2009 remain subject to examination by the Internal Revenue Service.

2009 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2009

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

All Assets	0.20%

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding 0.25% for Class I and Class II shares of the Fund until May 1, 2010.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

As of December 31, 2009, the cumulative potential reimbursements, listed by the year in which NFA waived or reimbursed fees or expenses to the Fund, are:

Period Ended	Fiscal Year
2008	2009
Amount (a)	Amount	Total

$18,438	$117,942	$136,380

(a)	For the period March 28, 2008 (commencement of operations) through December 31, 2008.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS),

18 Annual Report 2009

provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. The Fund does not pay a fee for these services.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II of the Fund.

For the year ended December 31, 2009, NFS received $51,680 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $904.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25% of Class II shares of the Fund.

The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the fund until at least May 1, 2010. During the year ended December 31, 2009, the waiver of such distribution fees by NFD amounted to $53,382.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management fees of the Underlying Funds and short-term investments the Underlying Funds hold. These expenses are deducted from each of the Underlying Funds’ net assets before their share prices are calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are spread among the Underlying Funds.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $136,048,328 and sales of $11,157,551 (excluding short-term securities).

6. Portfolio Investment Risks from Underlying Funds

Risks Associated with Foreign Securities and Currencies.  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign governmental laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk.  The Underlying Funds invest in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Underlying Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Underlying Funds.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$2,958,744	$56,337	$3,015,081	$—	$3,015,081

20 Annual Report 2009

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the period ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$484,579	$120,029	$604,608	$3,625	$608,233

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$—	$44,741	$44,741	$—	$—	$14,287,560	$14,332,301

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to wash sales and return of capital distributions from Underlying Funds.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$170,805,777	$14,287,560	$—	$14,287,560

9. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

2009 Annual Report 21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinalsm Moderately Conservative Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009 and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period March 28, 2008 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

22 Annual Report 2009

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 6.91%.

The Fund designates $56,337, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

2009 Annual Report 23

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

24 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

2009 Annual Report 25

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

26 Annual Report 2009

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2009 Annual Report 27

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

28 Annual Report 2009

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NVIT Cardinalsm Moderate Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

11	Statement of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Supplemental Information

26	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-CD-MOD (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Cardinal Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and initial public offerings (IPOs).

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

2 Annual Report 2009

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Dow Jones (DJ) Wilshire 5000 Composite Index: An unmanaged, market capitalization-weighted index of all U.S.-headquartered equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 3000® Index: An unmanaged index that measures the performance of the stocks of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard &Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Variable Insurance Trust Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Fund Advisors.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC, Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Cardinalsm Moderate Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Cardinal Moderate Fund (Class II at NAV) returned 21.95% versus 20.30% for its composite benchmark, which consists of 45% Russell 3000® Index, 15% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, and 40% Barclays Capital (BARCAP) U.S. Aggregate Bond Index, and 20.27% for its former benchmark, a blend of 45% Dow Jones (DJ) Wilshire 5000 Composite Index, 40% BARCAP U.S. Aggregate Bond Index and 15% MSCI EAFE Index.* For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 179 funds as of December 31, 2009) was 22.97% for the same time period.

*	The composite benchmark for the NVIT Cardinal Moderate Fund changed as stated above effective September 30, 2009.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period all 13 underlying investments within the Fund posted positive returns. The NVIT Multi-Manager Large Cap Growth Fund and the NVIT Multi-Manager Large Cap Value Fund (with target allocations within the Fund of 15% each during the reporting period) provided the most positive relative returns for the Fund, gaining 30.07% and 27.77%, respectively, during the reporting period. The U.S. large-capitalization equity market rebounded strongly during the last three quarters of 2009.

What areas of investment detracted from Fund performance?

Those underlying investments that provided the least-positive contribution to the Fund’s overall returns were the NVIT Money Market Fund and the NVIT Short Term Bond Fund. These two underlying funds returned 0.09% and 7.53%, respectively, and had target allocations within the Fund of 5% and 10%, respectively, during the reporting period. Money market instruments posted returns that were barely positive during the reporting period; the low-interest-rate environment that had prevailed since 2008 (a reaction to the weakened economy) resulted in minuscule returns for high-quality money market instruments. The Fund’s exposure to U.S. Treasury and government Agency securities generally detracted from Fund performance during the reporting period.

What is your outlook for the near term?

In considering the markets ahead of us, we think a look back is instructive. We witnessed two very different market environments during the reporting period. January through early March was characterized by continued deterioration of financial and economic conditions on a global scale that was experienced in 2008. Virtually all equity markets declined dramatically, and investor selling was largely indiscriminate as investors fled from nearly all asset classes with the exception of U.S. Treasury bonds. In March 2009, however, global equity markets began rallying on the back of new initiatives from the U.S. government, improving economic data and strengthening corporate earnings. We believe the current rally should lead to a return of a more normal market environment, at least as viewed from a historical perspective. Market volatility levels have subsided, liquidity has increased in the credit markets, and investor confidence has improved. A fair amount of optimism, though cautious, has finally returned to global equity markets.

The events of the past year should serve to reinforce the critical importance of investing in a broadly diversified portfolio of investments.

2009 Annual Report 5

NVIT Cardinalsm Moderate Fund
Continued

The table below lists the target allocation as of December 31, 2009, for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period.

NVIT Cardinal Moderate Fund
Performance of Underlying Investments for Periods Ended December 31, 2009

		Target	1-year	5-year	Since	Inception
Asset Class	Underlying Investment	Allocation*	Return	Return	Inception	Date

Large-Cap Stocks	NVIT Multi-Manager Large Cap Growth Fund	15.0%	30.07%	N/A	-6.32%	3/25/08
	NVIT Multi-Manager Large Cap Value Fund	15.0%	27.77%	N/A	-7.40%	3/25/08

Bonds	NVIT Core Bond Fund	12.5%	8.92%	N/A	4.49%	3/25/08
	NVIT Core Plus Bond Fund	12.5%	16.89%	N/A	9.33%	3/25/08
	NVIT Short Term Bond Fund	10.0%	7.53%	N/A	4.04%	3/25/08

International Stocks	NVIT Multi-Manager International Growth Fund	7.5%	36.71%	N/A	-7.66%	3/25/08
	NVIT Multi-Manager International Value Fund	7.5%	30.09%	N/A	-13.81%	3/25/08

Mid-Cap Stocks	NVIT Multi-Manager Mid Cap Growth Fund	5.0%	27.23%	N/A	-8.10%	3/25/08
	NVIT Multi-Manager Mid Cap Value Fund	5.0%	30.90%	N/A	-2.99%	3/25/08

Money Market	NVIT Money Market Fund	5.0%	0.09%	N/A	2.85%	4/28/06

Small-Cap Stocks	NVIT Multi-Manager Small Cap Growth Fund	2.0%	27.74%	N/A	-7.07%	3/25/08
	NVIT Multi-Manager Small Cap Value Fund	2.0%	26.60%	N/A	-4.01%	3/25/08

	NVIT Multi-Manager Small Company Fund	1.0%	34.80%	N/A	-4.59%	3/25/08

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class Y shares for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized.

*	Target allocations for each underlying investment are as of December 31, 2009. Day-to-day market activity will likely cause the Fund’s asset allocations to fluctuate from the stated target. Under ordinary circumstances, the Adviser will periodically rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

6 Annual Report 2009

Fund Performance	NVIT Cardinal Moderate Fund

Average Annual Total Return1
 (For periods ended December 31, 2009)

	1 Yr.	Inception[2]

Class I	22.01%	-1.68%

Class II	21.95%	-1.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 28, 2008.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class I	1.05%	1.01%

Class II	1.30%	1.10%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Cardinal Moderate Fund versus performance of the Russell 3000 Index (a), the Composite Index (new) (b), the Composite Index (former) (c), the Dow Jones (DJ) Wilshire 5000 Total Market Index (d), the MSCI EAFE Index (e), the Barclays Capital U.S. Aggregate Bond Index (f), and the Consumer Price Index (CPI)(g). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Russell 3000 Index is a benchmark index comprised of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstructed annually to ensure new and growing equities are reflected.

(b)	The Composite Index (new) is comprised of 45% Russell 3000 Index, 15% MSCI EAFE Index and 40% Barclays Capital U.S. Aggregate Bond Index.

2009 Annual Report 7

Fund Performance	NVIT Cardinal Moderate Fund
Continued

(c)	The Composite Index (former) is comprised of 45% DJ Wilshire 5000 Total Market Index, 15% MSCI EAFE Index and 40% Barclays Capital U.S. Aggregate Bond Index.

(d)	The DJ Wilshire 5000 Total Market Index represents the broadest index for the U.S. equity market, measuring the performance of all U.S.-headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index.

(e)	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices; Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

(f)	The Barclays Capital U.S. Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, Government-Related, Corporate, and Securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million.

(g)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

8 Annual Report 2009

Shareholder	NVIT Cardinal Moderate Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
NVIT Cardinal			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Moderate Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a,b]	07/01/09 - 12/31/09[a,b]

Class I Shares	Actual		1,000.00	1,153.00	1.57	0.29
	Hypothetical	[c]	1,000.00	1,023.74	1.48	0.29

Class II Shares	Actual		1,000.00	1,151.30	2.06	0.38
	Hypothetical	[c]	1,000.00	1,023.29	1.94	0.38

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 9

Portfolio Summary	NVIT Cardinal Moderate Fund
December 31, 2009

Asset Allocation

Equity Funds	59.8%
Fixed Income Funds	35.2%
Money Market Fund	5.0%
Liabilities in excess of other assets‡	(0	.0)%

	100.0%

Top Holdings†

NVIT Multi-Manager Large Cap Growth Fund, Class Y	14.9%
NVIT Multi-Manager Large Cap Value Fund, Class Y	14.9%
NVIT Core Plus Bond Fund, Class Y	12.6%
NVIT Core Bond Fund, Class Y	12.5%
NVIT Short Term Bond Fund, Class Y	10.1%
NVIT Multi-Manager International Growth Fund, Class Y	7.5%
NVIT Multi-Manager International Value Fund, Class Y	7.5%
NVIT Money Market Fund, Class Y	5.0%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	5.0%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	5.0%
Other Holdings	5.0%

100.0%

‡	Rounds to less than 0.1%.

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2009

Statement of Investments
December 31, 2009

NVIT Cardinal Moderate Fund

Mutual Funds 100.0% (a)

	Shares	Market Value

Equity Funds 59.8%
NVIT Multi-Manager International Growth Fund, Class Y	4,543,043	$39,297,324
NVIT Multi-Manager International Value Fund, Class Y	3,981,550	39,098,819
NVIT Multi-Manager Large Cap Growth Fund, Class Y	8,951,653	77,879,377
NVIT Multi-Manager Large Cap Value Fund, Class Y	9,312,321	77,757,883
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	3,089,453	25,982,300
NVIT Multi-Manager Mid Cap Value Fund, Class Y	2,838,421	25,943,167
NVIT Multi-Manager Small Cap Growth Fund, Class Y	837,695	10,337,161
NVIT Multi-Manager Small Cap Value Fund, Class Y	1,243,132	10,330,430
NVIT Multi-Manager Small Company Fund, Class Y	357,910	5,171,796

Total Equity Funds (cost $265,069,701)		311,798,257

Fixed Income Funds 35.2%
NVIT Core Bond Fund, Class Y	6,402,301	65,367,493
NVIT Core Plus Bond Fund, Class Y	6,064,366	65,495,152
NVIT Short Term Bond Fund, Class Y	5,096,913	52,396,269

Total Fixed Income Funds (cost $178,987,978)		183,258,914

Money Market Fund 5.0%
NVIT Money Market Fund, Class Y, 0.00% (b) (cost $26,198,216)	26,198,216	26,198,216

Total Mutual Funds (cost $470,255,895)		521,255,387

Total Investments (cost $470,255,895) (c) — 100.0%		521,255,387

Liabilities in excess of other assets — 0.0%		(197,306)

NET ASSETS — 100.0%		$521,058,081

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of December 31, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statement of Assets and Liabilities
December 31, 2009

NVIT Cardinal
Moderate Fund

Assets:
Investments in affiliated funds, at value (cost $470,255,895)	$521,255,387
Receivable for capital shares issued	1,164,608
Prepaid expenses and other assets	68,191

Total Assets	522,488,186

Liabilities:
Payable for investments purchased	832,045
Payable for capital shares redeemed	332,563
Accrued expenses and other payables:
Investment advisory fees	85,496
Distribution fees	105,345
Administrative services fees	20,330
Accounting and transfer agent fees	743
Trustee fees	4,233
Custodian fees	2,419
Compliance program costs (Note 3)	3,700
Professional fees	16,986
Printing fees	8,572
Other	17,673

Total Liabilities	1,430,105

Net Assets	$521,058,081

Represented by:
Capital	$469,991,779
Accumulated net realized gains from investment transactions with affiliates	66,810
Net unrealized appreciation/(depreciation) from investments in affiliates	50,999,492

Net Assets	$521,058,081

Net Assets:
Class I Shares	$7,668,257
Class II Shares	513,389,824

Total	$521,058,081

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	822,261
Class II Shares	55,094,034

Total	55,916,295

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.33
Class II Shares	$9.32

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statement of Operations
For the Year Ended December 31, 2009

NVIT Cardinal
Moderate Fund

INVESTMENT INCOME:
Dividend income from affiliated funds	$6,040,699

Total Income	6,040,699

EXPENSES:
Investment advisory fees	578,729
Distribution fees Class II Shares	712,013
Administrative services fees Class I Shares	2,283
Administrative services fees Class II Shares	142,856
Professional fees	48,741
Printing fees	29,337
Trustee fees	9,532
Custodian fees	11,571
Accounting and transfer agent fees	2,249
Compliance program costs (Note 3)	2,758
Other	22,751

Total expenses before earnings credit and waived expenses	1,562,820
Earnings credit (Note 4)	(17)
Distribution fees voluntarily waived — Class II (Note 3)	(455,694)

Net Expenses	1,107,109

NET INVESTMENT INCOME	4,933,590

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from affiliated funds	1,520,713
Net realized losses from investment transactions with affiliated funds	(8,167,269)

Net realized losses from investment transactions with affiliated funds	(6,646,556)
Net change in unrealized appreciation/(depreciation) from investments in affiliated Funds	69,391,309

Net realized/unrealized gains from affiliated Funds	62,744,753

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$67,678,343

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Statements of Changes in Net Assets

	NVIT Cardinal Moderate Fund

	Year Ended	Period Ended
	December 31, 2009	December 31, 2008 (a)
Operations:
Net investment income	$4,933,590	$900,496
Net realized gains/(losses) from investments	(6,646,556)	883,146
Net change in unrealized appreciation/(depreciation) from investments	69,391,309	(18,391,817)

Change in net assets resulting from operations	67,678,343	(16,608,175)

Distributions to Shareholders From:
Net investment income:
Class I	(99,983)	(34,267)
Class II	(6,328,668)	(1,149,959)
Net realized gains:
Class I	(351)	(19,629)
Class II	(23,809)	(710,214)
Return of capital:
Class I	(491)	(348)
Class II	(31,182)	(12,091)

Change in net assets from shareholder distributions	(6,484,484)	(1,926,508)

Change in net assets from capital transactions	345,981,770	132,417,135

Change in net assets	407,175,629	113,882,452

Net Assets:
Beginning of year	113,882,452	–

End of year	$521,058,081	$113,882,452

Accumulated undistributed net investment income at end of year	$–	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$5,720,045	$3,900,358
Dividends reinvested	100,825	54,244
Cost of shares redeemed	(2,052,967)	(460,816)

Total Class I	3,767,903	3,493,786

Class II Shares
Proceeds from shares issued	342,016,357	127,432,329
Dividends reinvested	6,383,659	1,872,264
Cost of shares redeemed	(6,186,149)	(381,244)

Total Class II	342,213,867	128,923,349

Change in net assets from capital transactions	$345,981,770	$132,417,135

SHARE TRANSACTIONS:
Class I Shares
Issued	673,722	435,786
Reinvested	11,306	6,755
Redeemed	(250,583)	(54,725)

Total Class I Shares	434,445	387,816

Amounts designated as “–” are zero or have been rounded to zero

(a)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

	NVIT Cardinal Moderate Fund

	Year Ended	Period Ended
	December 31, 2009	December 31, 2008 (a)

SHARE TRANSACTIONS: (continued)
Class II Shares
Issued	40,859,493	14,066,682
Reinvested	712,716	234,731
Redeemed	(735,594)	(43,994)

Total Class II Shares	40,836,615	14,257,419

Total change in shares	41,271,060	14,645,235

(a)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Cardinal Moderate Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized											Ratio of
			And										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains (Losses)	Total	Net	Net			Net Asset		Net Assets	Expenses to	Income	Reimbursements)
	Beginning	Investment	From	From	Investment	Realized	Return of	Total	Value, End	Total	at End of	Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Capital	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Net Assets (b)(c)	Turnover (a)(d)
Class I Shares
Year Ended December 31, 2009 (e)	$7.78	0.14	1.56	1.70	(0.15)	–	–	(0.15)	$9.33	22.01%	$7,668,257	0.29%	1.70%	0.29%	9.32%
Period Ended December 31, 2008 (e)(f)	$10.00	0.11	(2.15)	(2.04)	(0.13)	(0.05)	–	(0.18)	$7.78	(20.45%)	$3,018,008	0.27%	2.08%	0.36%	13.37%

Class II Shares
Year Ended December 31, 2009 (e)	$7.78	0.15	1.53	1.68	(0.14)	–	–	(0.14)	$9.32	21.95%	$513,389,824	0.38%	1.70%	0.54%	9.32%
Period Ended December 31, 2008 (e)(f)	$10.00	0.11	(2.16)	(2.05)	(0.13)	(0.05)	–	(0.18)	$7.78	(20.48%)	$110,864,444	0.39%	2.28%	0.59%	13.37%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

16 Annual Report 2009

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Moderate Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

The Fund is constructed as a “fund of funds,” which means that the Fund pursues its investment objective by allocating the Fund’s investments primarily among other mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset values (“NAV“s) as reported by the Underlying Funds.

The following are the Valuation policies of the Underlying Funds.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Investments held by money market funds are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. A money market fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the

2009 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2009

Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The underlying funds value foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the underlying funds fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the underlying funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Mutual Funds	$521,255,387	$—	$—	$521,255,387

Total	$521,255,387	$—	$—	$521,255,387

Amounts designated as “—” are zero.

*	See Statement of Investments for identification of securities by type and industry classification.

18 Annual Report 2009

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(d)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the Classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

All Assets	0.20%

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative servicing fees and certain other expenses) from exceeding 0.25% for Class I and Class II shares of the Fund until April 30, 2010.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

As of December 31, 2009, the cumulative potential reimbursements, listed by the year in which NFA waived or reimbursed fees or expenses to the Fund, are:

For the Period Ended	Fiscal Year
December 31, 2008 (a)	2009
Amount	Amount	Total

$19,862	$—	$19,862

(a)	For the period March 28, 2008 (commencement of operations) to December 31, 2008.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. The Fund does not pay a fee for these services.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such

20 Annual Report 2009

services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II of the Fund.

For the year ended December 31, 2009, NFS received $145,139 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $2,758.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25% of the Class II shares of the Fund.

The Trust and NFD have entered into a written contract waiving 0.16% of the Distribution and/or Service (12b-1) fee for Class II shares until at least May 1, 2010. During the year ended December 31, 2009, the waiver of such distribution fees by NFD amounted to $455,694.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management fees of the Underlying Funds and short-term investments the Underlying Funds hold. These expenses are deducted from each of the Underlying Funds’ net assets before their share prices are calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are spread among the Underlying Funds.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

5. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $373,217,792 and sales of $27,093,129 (excluding short-term securities).

6. Portfolio Investment Risks from Underlying Funds

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk. The Underlying Funds invest in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Underlying Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Underlying Funds.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$6,383,204	$69,607	$6,452,811	$31,673	$6,484,484

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the period ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$1,184,213	$729,856	$1,914,069	$12,439	$1,926,508

22 Annual Report 2009

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$—	$—	$—	$—	$—	$51,066,302	$51,066,302

Amounts designated as “—” are zero or have been rounded to zero.

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to return of capital distribution from underlying fund.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$470,189,085	$51,066,302	$—	$51,066,302

9. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

2009 Annual Report 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT CardinalSM Moderate Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009 and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period March 28, 2008 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

24 Annual Report 2009

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 12.30%.

The Fund designates $69,607, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

2009 Annual Report 25

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

26 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

2009 Annual Report 27

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

28 Annual Report 2009

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2009 Annual Report 29

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

30 Annual Report 2009

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NVIT Multi-Manager Large Cap Growth Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

14	Statement of Assets and Liabilities

15	Statement of Operations

16	Statements of Changes in Net Assets

18	Financial Highlights

19	Notes to Financial Statements

28	Report of Independent Registered Public Accounting Firm

29	Supplemental Information

30	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MM-LCG (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Growth investing involves buying stocks that have relatively high prices in relation to their earnings. Because of these higher valuations, investing in growth stocks may be more risky than investing in companies with more modest growth expectations. Growth stocks also may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. During periods of growth stock underperformance, the Fund may underperform other funds that use different investing styles.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

2 Annual Report 2009

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Goldman Sachs Asset Management, L.P.; Neuberger Berman Management LLC; or Wells Capital Management, Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Goldman Sachs Asset Management, L.P.; Neuberger Berman Management LLC; or Wells Capital Management, Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Multi-Manager Large Cap Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Multi-Manager Large Cap Growth Fund (Class II at NAV) returned 29.35% versus 37.21% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Large-Cap Growth Funds (consisting of 228 funds as of December 31, 2009) was 37.97% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Contributors to Fund performance during the reporting period included Fund holdings in the information technology (IT), telecommunications services, energy and consumer staples sectors. The financials sector posted the best performance within the benchmark index during the reporting period. The Fund outperformed in financials due to a relative overweight in that sector.

In the IT sector, core Fund holdings in Apple Inc. and Google Inc. helped Fund performance; both companies emerged from the recession to re-establish normalized growth trajectories, and Google was among the Fund’s top-performing holdings. Other top performers included Fund holdings in Research in Motion Ltd., NVIDIA Corp., NetApp, Inc. and Broadcom Corp.

The telecommunications services and consumer staples sectors outpaced their peers within the benchmark index during the reporting period. In telecommunications services, Fund positions in Crown Castle International Corp., Seagate Technology LLC and NII Holdings, Inc. benefited the Fund. Within consumer staples, Fund holdings The Proctor & Gamble Co. and Abbott Laboratories contributed positively to Fund returns.

Ford Motor Co., a valuation opportunity within the Fund, added meaningfully to Fund performance.

What areas of investment detracted from Fund performance?

The Fund underperformed its benchmark index for the reporting period. The consumer discretionary and energy sectors were the least successful sectors in the benchmark index. Fund holdings Gilead Sciences, Inc.; Eli Lilly and Co.; and Family Dollar Stores, Inc. were among the largest detractors from the Fund’s relative performance.

While the financials sector did well overall, Fund holdings in The PNC Financial Services Group, Inc. and MetLife, Inc. did not perform as expected and were detractors from Fund performance.

The Fund underperformed the benchmark index within the materials and industrials sectors. In materials, the Fund’s position in Monsanto Co., a top 10 holding of the Fund, was a drag on performance results. In industrials, the Fund’s underweight hurt relative performance. An overweight to Lockheed Martin Corp. hurt relative Fund results because the stock’s performance lagged.

What is your outlook for the near term?

Despite the strong equity market gains that occurred during the second half of the reporting period, wariness persists about the economic landscape for 2010. As the market recovers, it appears that companies with balance sheets poised for capital expansion will capture the attention of investors and analysts alike.

Despite the fact that growth stocks have not yet returned to favor, we believe we are in the early period of a longer cycle that favors growth companies. Although doubts exist about the durability of the recovery, we believe we will see earnings growth that will not be disappointing to investors. A return of earnings growth, combined with lower volatility and stock price correlations, should provide a positive environment for stocks.

The following subadvisers each manage a portion (“sleeve”) of the Fund’s assets:

Subadviser:
Goldman Sachs Asset Management, L.P.

Portfolio Managers:
Andrew Alford, Ph.D., Kent Daniel and Katinka Domotorffy

Subadviser:
 Neuberger Berman Management LLC

Portfolio Managers:
John Barker, Lawrence Fisher, Daniel Fletcher and Daniel H. Rosenblatt

Subadviser:
Wells Capital Management, Inc.

Portfolio Managers:
 Michael Harris, CFA and Thomas J. Pence, CFA

2009 Annual Report 5

Fund Performance	NVIT Multi-Manager Large Cap Growth Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

Class I	29.78%	-7.13%

Class II	29.35%	-7.33%

Class Y	30.07%	-6.98%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 25, 2008.

Expense Ratios

Class I	1.01%	0.90%

Class II	1.26%	1.15%

Class Y	0.86%	0.75%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Multi-Manager Large Cap Growth Fund versus performance of the Russell 1000 Growth Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	NVIT Multi-Manager Large Cap Growth Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
December 31, 2009

			Beginning	Ending	Expenses Paid	Expenses Ratio
			Account Values ($)	Account Value ($)	During Period ($)	During Period (%)
NVIT Multi-Manager Large Cap Growth Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 12/31/09[a]

Class I Shares	Actual		1,000.00	1,214.30	5.02	0.90
	Hypothetical	[b]	1,000.00	1,020.67	4.58	0.90

Class II Shares	Actual		1,000.00	1,211.50	6.35	1.14
	Hypothetical	[b]	1,000.00	1,019.46	5.80	1.14

Class Y Shares	Actual		1,000.00	1,214.70	4.19	0.75
	Hypothetical	[b]	1,000.00	1,021.42	3.82	0.75

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	NVIT Multi-Manager Large Cap Growth Fund
December 31, 2009

Asset Allocation

Common Stocks	98.4%
Mutual Fund	0.9%
Other assets in excess of liabilities	0.7%

100.0%

Top Industries†

Computers & Peripherals	10.2%
Software	9.0%
Internet Software & Services	6.8%
Communications Equipment	6.1%
Semiconductors & Semiconductor Equipment	4.9%
Pharmaceuticals	4.8%
Oil, Gas & Consumable Fuels	4.3%
Machinery	4.0%
Specialty Retail	3.3%
Internet & Catalog Retail	3.2%
Other Industries	43.4%

100.0%

Top Holdings†

Microsoft Corp.	5.2%
Apple, Inc.	4.3%
Google, Inc., Class A	3.8%
Cisco Systems, Inc.	2.8%
Oracle Corp.	2.2%
Amazon.com, Inc.	2.0%
DIRECTV Group, Inc. (The), Class A	1.9%
Procter & Gamble Co. (The)	1.7%
Yahoo!, Inc.	1.6%
Intel Corp.	1.4%
Other Holdings	73.1%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

NVIT Multi-Manager Large Cap Growth Fund

Common Stocks 98.4%

	Shares	Market Value

Aerospace & Defense 2.2%
Honeywell International, Inc.	18,409	$721,633
Lockheed Martin Corp.	16,743	1,261,585
Northrop Grumman Corp.	23,996	1,340,177
Raytheon Co.	31,264	1,610,721
United Technologies Corp.	77,103	5,351,719

		10,285,835

Air Freight & Logistics 0.9%
Expeditors International of Washington, Inc.	1,615	56,089
FedEx Corp.	1,974	164,730
United Parcel Service, Inc., Class B	71,137	4,081,130

		4,301,949

Airlines 0.8%
Copa Holdings SA, Class A	1,503	81,868
Delta Air Lines, Inc.*	289,870	3,298,721
Southwest Airlines Co.	43,390	495,948

		3,876,537

Auto Components 0.5%
BorgWarner, Inc.	8,159	271,042
Johnson Controls, Inc.	78,425	2,136,297

		2,407,339

Automobiles 0.8%
Ford Motor Co.*	367,970	3,679,700

Beverages 1.7%
Coca-Cola Co. (The)	38,179	2,176,203
Hansen Natural Corp.*	16,393	629,491
PepsiCo, Inc.	86,097	5,234,698

		8,040,392

Biotechnology 1.9%
Amgen, Inc.*	76,890	4,349,667
Celgene Corp.*	11,665	649,507
Cephalon, Inc.*	1,455	90,807
Genzyme Corp.*	7,626	373,750
Gilead Sciences, Inc.*	78,819	3,411,287
Myriad Genetics, Inc.*	6,910	180,351

		9,055,369

Building Products 0.1%
Armstrong World Industries, Inc.*	7,235	281,658
Masco Corp.	5,243	72,406

		354,064

Capital Markets 0.8%
Bank of New York Mellon Corp. (The)	17,536	490,482
Eaton Vance Corp.	4,017	122,157
Federated Investors, Inc., Class B	4,661	128,178
Franklin Resources, Inc.	1,545	162,766
Invesco Ltd.	102,090	2,398,094
SEI Investments Co.	5,133	89,930
T. Rowe Price Group, Inc.	8,405	447,566

		3,839,173

Chemicals 2.3%
Air Products & Chemicals, Inc.	44,310	3,591,769
CF Industries Holdings, Inc.	2,908	263,988
Dow Chemical Co. (The)	21,853	603,798
E.I. du Pont de Nemours & Co.	30,477	1,026,161
Eastman Chemical Co.	7,417	446,800
Huntsman Corp.	15,533	175,367
Monsanto Co.	11,272	921,486
Potash Corp. of Saskatchewan, Inc.	18,914	2,052,169
Praxair, Inc.	18,238	1,464,694
Scotts Miracle-Gro Co. (The), Class A	7,641	300,368

		10,846,600

Commercial Banks 0.1%
BB&T Corp.	3,736	94,782
Wells Fargo & Co.	21,292	574,671

		669,453

Commercial Services & Supplies 0.0%
RR Donnelley & Sons Co.	4,373	97,387

Communications Equipment 6.1%
Cisco Systems, Inc.*	552,243	13,220,697
JDS Uniphase Corp.*	9,582	79,052
Juniper Networks, Inc.*	165,750	4,420,553
Motorola, Inc.*	696,879	5,407,781
QUALCOMM, Inc.	117,623	5,441,240
Tellabs, Inc.*	41,599	236,282

		28,805,605

Computers & Peripherals 10.2%
Apple, Inc.* (a)	95,793	20,198,912
Dell, Inc.*	120,298	1,727,479
EMC Corp.*	362,195	6,327,547
Hewlett-Packard Co.	113,297	5,835,928
International Business Machines Corp.	48,885	6,399,047
Lexmark International, Inc., Class A*	3,326	86,410
NetApp, Inc.*	62,910	2,163,475
QLogic Corp.*	5,115	96,520
SanDisk Corp.*	9,736	282,247
Seagate Technology	143,196	2,604,735
Sun Microsystems, Inc.*	54,466	510,346
Teradata Corp.*	6,095	191,566
Western Digital Corp.*	34,629	1,528,870

		47,953,082

2009 Annual Report 9

Statement of Investments (Continued)
December 31, 2009

NVIT Multi-Manager Large Cap Growth Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Consumer Finance 1.4%
American Express Co.	152,626	$6,184,405
Capital One Financial Corp.	5,949	228,085
Discover Financial Services	7,229	106,339

		6,518,829

Diversified Consumer Services 0.2%
Apollo Group, Inc., Class A*	11,368	688,673

Diversified Financial Services 1.4%
Bank of America Corp.	277,390	4,177,494
JPMorgan Chase & Co.	58,187	2,424,652

		6,602,146

Diversified Telecommunication Services 0.0%
CenturyTel, Inc.	1,436	51,998

Electric Utilities 0.1%
Duke Energy Corp.	8,231	141,655
Exelon Corp.	3,916	191,375

		333,030

Electrical Equipment 0.7%
Emerson Electric Co.	70,065	2,984,769
Rockwell Automation, Inc.	8,776	412,296

		3,397,065

Electronic Equipment, Instruments & Components 0.9%
Arrow Electronics, Inc.*	8,025	237,620
Avnet, Inc.*	11,129	335,651
Corning, Inc.	86,845	1,676,977
Flextronics International Ltd.*	30,034	219,548
Ingram Micro, Inc., Class A*	47,262	824,722
Tech Data Corp.*	6,447	300,817
Tyco Electronics Ltd.	30,077	738,390
Vishay Intertechnology, Inc.*	9,791	81,755

		4,415,480

Energy Equipment & Services 1.6%
Baker Hughes, Inc.	3,715	150,383
Ensco International PLC ADR	1,740	69,496
Exterran Holdings, Inc.*	3,296	70,699
Halliburton Co.	22,369	673,083
Helix Energy Solutions Group, Inc.*	4,855	57,046
National Oilwell Varco, Inc.	75,487	3,328,222
Schlumberger Ltd.	4,353	283,337
Transocean Ltd.*	35,920	2,974,176

		7,606,442

Food & Staples Retailing 1.4%
Costco Wholesale Corp.	9,109	538,980
CVS Caremark Corp.	18,478	595,176
Kroger Co. (The)	5,050	103,677
SUPERVALU, Inc.	15,971	202,991
Walgreen Co.	31,579	1,159,581
Wal-Mart Stores, Inc.	74,842	4,000,305

		6,600,710

Food Products 0.4%
Archer-Daniels-Midland Co.	43,444	1,360,231
Campbell Soup Co.	2,331	78,788
Hormel Foods Corp.	5,273	202,747
Tyson Foods, Inc., Class A	35,158	431,389

		2,073,155

Health Care Equipment & Supplies 2.9%
Baxter International, Inc.	40,870	2,398,251
Becton, Dickinson and Co.	23,748	1,872,767
Boston Scientific Corp.*	75,726	681,534
CareFusion Corp.*	32,871	822,104
Covidien PLC	74,953	3,589,499
Hill-Rom Holdings, Inc.	3,726	89,387
IDEXX Laboratories, Inc.*	7,050	376,752
Medtronic, Inc.	12,884	566,638
St. Jude Medical, Inc.*	62,046	2,282,052
Stryker Corp.	18,772	945,546

		13,624,530

Health Care Providers & Services 2.2%
Aetna, Inc.	2,289	72,561
AmerisourceBergen Corp.	9,277	241,851
Cardinal Health, Inc.	25,068	808,192
Coventry Health Care, Inc.*	9,825	238,649
Express Scripts, Inc.*	55,570	4,804,027
Humana, Inc.*	4,199	184,294
McKesson Corp.	10,381	648,813
Medco Health Solutions, Inc.*	15,535	992,842
UnitedHealth Group, Inc.	59,635	1,817,675
WellPoint, Inc.*	10,568	616,009

		10,424,913

Hotels, Restaurants & Leisure 0.6%
Carnival Corp.*	23,439	742,782
Marriott International, Inc., Class A	18,518	504,616
McDonald’s Corp.	3,044	190,067
Starbucks Corp.*	12,139	279,925
Wynn Resorts Ltd.	20,843	1,213,688

		2,931,078

Household Durables 0.1%
Harman International Industries, Inc.	6,216	219,300
Whirlpool Corp.	2,572	207,458

		426,758

10 Annual Report 2009

NVIT Multi-Manager Large Cap Growth Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Household Products 2.0%
Colgate-Palmolive Co.	13,606	$1,117,733
Kimberly-Clark Corp.	4,663	297,080
Procter & Gamble Co. (The)	132,029	8,004,918

		9,419,731

Industrial Conglomerates 1.3%
3M Co.	30,018	2,481,588
Tyco International Ltd.*	101,850	3,634,008

		6,115,596

Information Technology Services 2.5%
Accenture PLC, Class A	92,379	3,833,728
Computer Sciences Corp.*	3,788	217,924
MasterCard, Inc., Class A	20,320	5,201,514
NeuStar, Inc., Class A*	17,732	408,545
Visa, Inc., Class A	25,088	2,194,196

		11,855,907

Insurance 0.2%
MBIA, Inc.*	12,622	50,236
Travelers Cos., Inc. (The)	1,488	74,192
Unum Group	44,420	867,078

		991,506

Internet & Catalog Retail 3.2%
Amazon.com, Inc.*	69,994	9,415,593
Expedia, Inc.*	33,715	866,813
Liberty Media Corp. — Interactive, Class A*	4,372	47,392
Netflix, Inc.*	4,864	268,201
Priceline.com, Inc.*	20,560	4,492,360

		15,090,359

Internet Software & Services 6.8%
AOL, Inc.*	2,972	69,188
eBay, Inc.*	271,397	6,388,686
Google, Inc., Class A*	28,432	17,627,271
VeriSign, Inc.*	21,282	515,876
Yahoo!, Inc.*	439,291	7,371,303

		31,972,324

Life Sciences Tools & Services 0.0%
Bio-Rad Laboratories, Inc., Class A*	731	70,512

Machinery 4.0%
Caterpillar, Inc.	41,492	2,364,629
Cummins, Inc.	49,944	2,290,432
Danaher Corp.	22,170	1,667,184
Eaton Corp.	10,483	666,928
Illinois Tool Works, Inc.	88,370	4,240,876
Ingersoll-Rand PLC	96,343	3,443,299
Joy Global, Inc.	32,229	1,662,694
Navistar International Corp.*	8,025	310,166
PACCAR, Inc.	4,101	148,743
Parker Hannifin Corp.	29,426	1,585,473
Timken Co.	6,104	144,726
Toro Co.	6,734	281,549
Trinity Industries, Inc.	6,511	113,552

		18,920,251

Media 2.8%
Comcast Corp., Class A	4,677	78,854
DIRECTV Group, Inc. (The), Class A*	267,867	8,933,365
DISH Network Corp., Class A	39,316	816,593
Scripps Networks Interactive, Inc., Class A	5,885	244,228
Time Warner, Inc.	114,308	3,330,935

		13,403,975

Metals & Mining 1.5%
Freeport-McMoRan Copper & Gold, Inc.*	72,921	5,854,827
Newmont Mining Corp.	19,475	921,363
Reliance Steel & Aluminum Co.	5,405	233,604
Schnitzer Steel Industries, Inc., Class A	2,883	137,519

		7,147,313

Multiline Retail 0.7%
Dollar Tree, Inc.*	10,205	492,901
J.C. Penney Co., Inc.	6,639	176,664
Kohl’s Corp.*	8,148	439,422
Macy’s, Inc.	3,103	52,006
Nordstrom, Inc.	9,963	374,409
Target Corp.	38,791	1,876,321

		3,411,723

Oil, Gas & Consumable Fuels 4.2%
Canadian Natural Resources Ltd.	40,240	2,895,268
Chevron Corp.	3,995	307,575
Cimarex Energy Co.	1,963	103,980
ConocoPhillips	1,686	86,104
Devon Energy Corp.	22,007	1,617,515
Exxon Mobil Corp.	30,827	2,102,093
Noble Energy, Inc.	33,290	2,370,914
Occidental Petroleum Corp.	34,834	2,833,746
Petroleo Brasileiro SA ADR	33,436	1,594,228
Range Resources Corp.	34,834	1,736,475
Southwestern Energy Co.*	34,545	1,665,069
Suncor Energy, Inc.	69,520	2,454,751
Valero Energy Corp.	12,003	201,050

		19,968,768

Paper & Forest Products 0.1%
International Paper Co.	10,958	293,455
MeadWestvaco Corp.	4,718	135,077

		428,532

2009 Annual Report 11

Statement of Investments (Continued)
December 31, 2009

NVIT Multi-Manager Large Cap Growth Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Personal Products 1.2%
Avon Products, Inc.	136,370	$4,295,655
Herbalife Ltd.	7,149	290,035
Mead Johnson Nutrition Co., Class A	19,299	843,366

		5,429,056

Pharmaceuticals 4.7%
Abbott Laboratories	67,859	3,663,707
Allergan, Inc.	25,860	1,629,439
Bristol-Myers Squibb Co.	26,247	662,737
Eli Lilly & Co.	101,669	3,630,600
Forest Laboratories, Inc.*	24,223	777,801
Johnson & Johnson	72,079	4,642,608
King Pharmaceuticals, Inc.*	9,476	116,271
Pfizer, Inc.	69,175	1,258,293
Teva Pharmaceutical Industries Ltd. — IL ADR	100,797	5,662,775
Watson Pharmaceuticals, Inc.*	7,530	298,263

		22,342,494

Professional Services 0.1%
Manpower, Inc.	9,445	515,508
Robert Half International, Inc.	5,999	160,353

		675,861

Real Estate Investment Trusts (REITs) 0.6%
AvalonBay Communities, Inc.	1,869	153,464
Plum Creek Timber Co., Inc.	4,215	159,158
Public Storage	7,339	597,761
Rayonier, Inc.	14,439	608,748
Simon Property Group, Inc.	18,057	1,440,949

		2,960,080

Road & Rail 0.5%
Union Pacific Corp.	40,239	2,571,272

Semiconductors & Semiconductor Equipment 4.9%
Analog Devices, Inc.	51,529	1,627,286
Broadcom Corp., Class A*	144,356	4,539,996
Integrated Device Technology, Inc.*	26,200	169,514
Intel Corp.	314,446	6,414,698
Intersil Corp., Class A	7,245	111,138
LSI Corp.*	42,201	253,628
Marvell Technology Group Ltd.*	176,040	3,652,830
NVIDIA Corp.*	6,636	123,961
Texas Instruments, Inc.	239,711	6,246,869

		23,139,920

Software 9.0%
Adobe Systems, Inc.*	102,184	3,758,327
CA, Inc.	2,795	62,776
Citrix Systems, Inc.*	48,054	1,999,527
Microsoft Corp. (a)	808,481	24,650,586
Oracle Corp.	414,046	10,160,689
Symantec Corp.*	76,259	1,364,273
Synopsys, Inc.*	17,100	380,988

		42,377,166

Specialty Retail 3.3%
AutoNation, Inc.*	6,591	126,218
Barnes & Noble, Inc.	2,740	52,252
Best Buy Co., Inc.	138,597	5,469,038
CarMax, Inc.*	6,637	160,947
Gap, Inc. (The)	18,525	388,099
Limited Brands, Inc.	8,826	169,812
Lowe’s Cos., Inc.	80,179	1,875,387
Office Depot, Inc.*	20,580	132,741
Penske Auto Group, Inc.*	3,031	46,011
PetSmart, Inc.	9,757	260,414
Ross Stores, Inc.	22,111	944,361
Staples, Inc.	68,511	1,684,685
TJX Cos., Inc.	99,769	3,646,557
Williams-Sonoma, Inc.	19,366	402,425

		15,358,947

Textiles, Apparel & Luxury Goods 0.0%
Coach, Inc.	1,773	64,768

Tobacco 1.6%
Altria Group, Inc.	35,523	697,317
Lorillard, Inc.	28,228	2,264,732
Philip Morris International, Inc.	96,535	4,652,022

		7,614,071

Trading Companies & Distributors 0.0%
W.W. Grainger, Inc.	1,186	114,840

Wireless Telecommunication Services 0.9%
American Tower Corp., Class A*	84,952	3,670,776
Sprint Nextel Corp.*	110,092	402,937

		4,073,713

Total Common Stocks (cost $399,495,782)		465,425,977

12 Annual Report 2009

NVIT Multi-Manager Large Cap Growth Fund (Continued)

Mutual Fund 0.9%

	Shares	Market Value

Money Market Fund 0.9%
Invesco AIM Liquid Assets Portfolio, 0.18% (b)	4,183,792	$4,183,792

Total Mutual Funds (cost $4,183,792)		4,183,792

Total Investments (cost $403,679,574) (c) — 99.3%		469,609,769

Other assets in excess of liabilities — 0.7%		3,104,909

NET ASSETS — 100.0%		$472,714,678

*	Denotes a non-income producing security.

(a)	A security or a portion of a security was used to cover the margin requirement for futures contracts.

(b)	Represents 7-day effective yield as of December 31, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

IL	Israel

Ltd.	Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

At December 31, 2009, the Fund’s open futures contracts were as follows (Note 2):

			Notional Value	Unrealized
Number of	Long		Covered by	Appreciation/
Contracts	Contracts	Expiration	Contracts	(Depreciation)

16	S&P 500 E-Mini	03/19/10	$888,560	$(9,872)

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Statement of Assets and Liabilities
December 31, 2009

NVIT Multi-Manager
Large Cap
Growth Fund

Assets:
Investments, at value (cost $403,679,574)	$469,609,769
Cash	26
Interest and dividends receivable	323,426
Receivable for investments sold	4,426,997
Receivable for capital shares issued	942,379
Prepaid expenses and other assets	597

Total Assets	475,303,194

Liabilities:
Payable for investments purchased	2,129,168
Payable for capital shares redeemed	53,358
Payable for variation margin on futures contracts	9,120
Accrued expenses and other payables:
Investment advisory fees	258,951
Fund administration fees	16,988
Distribution fees	35,091
Administrative services fees	21,488
Accounting and transfer agent fees	3,219
Trustee fees	4,429
Custodian fees	3,092
Compliance program costs (Note 3)	3,549
Professional fees	15,515
Printing fees	17,764
Other	16,784

Total Liabilities	2,588,516

Net Assets	$472,714,678

Represented by:
Capital	$409,340,429
Accumulated net realized losses from investment and futures contracts	(2,546,074)
Net unrealized appreciation/(depreciation) from investments	65,930,195
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(9,872)

Net Assets	$472,714,678

Net Assets:
Class I Shares	$20,865,015
Class II Shares	166,476,068
Class Y Shares	285,373,595

Total	$472,714,678

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,402,404
Class II Shares	19,172,309
Class Y Shares	32,808,717

Total	54,383,430

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.69
Class II Shares	$8.68
Class Y Shares	$8.70

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Statement of Operations
For the Year Ended December 31, 2009

NVIT Multi-Manager Large Cap
Growth Fund

INVESTMENT INCOME:
Interest income	$10,783
Dividend income	4,235,333
Foreign tax withholding	(3,445)

Total Income	4,242,671

EXPENSES:
Investment advisory fees	1,709,789
Fund administration fees	112,349
Distribution fees Class II Shares	185,807
Administrative services fees Class I Shares	12,454
Administrative services fees Class II Shares	111,490
Professional fees	46,342
Printing fees	41,707
Trustee fees	9,117
Custodian fees	14,049
Accounting and transfer agent fees	9,888
Compliance program costs (Note 3)	2,769
Other	24,873

Total expenses before earnings credit	2,280,634
Earnings credit (Note 4)	(633)

Net Expenses	2,280,001

NET INVESTMENT INCOME	1,962,670

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	9,366,773
Net realized gains from futures contracts transactions (Note 2)	1,164,004

Net realized gains from investment and futures contracts	10,530,777

Net change in unrealized appreciation/(depreciation) from investments	80,113,820
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(113,654)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	80,000,166

Net realized/unrealized gains from investments and futures contracts	90,530,943

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$92,493,613

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Statements of Changes in Net Assets

	NVIT Multi-Manager
	Large Cap Growth Fund

	Year Ended	Period Ended
	December 31, 2009	December 31, 2008 (a)
Operations:
Net investment income	$1,962,670	$282,240
Net realized gains/(losses) from investments	10,530,777	(13,090,216)
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	80,000,166	(14,079,843)

Change in net assets resulting from operations	92,493,613	(26,887,819)

Distributions to Shareholders From:
Net investment income:
Class I	(67,634)	(380)
Class II	(355,450)	(1,055)
Class Y	(1,552,233)	(254,822)

Change in net assets from shareholder distributions	(1,975,317)	(256,257)

Change in net assets from capital transactions	288,706,241	120,634,217

Change in net assets	379,224,537	93,490,141

Net Assets:
Beginning of year	93,490,141	–

End of year	$472,714,678	$93,490,141

Accumulated undistributed net investment income at end of year	$–	$26,012

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$26,299,916	$429,920
Dividends reinvested	67,634	380
Cost of shares redeemed	(8,787,291)	(226,993)

Total Class I	17,580,259	203,307

Class II Shares
Proceeds from shares issued	140,947,617	905,350
Dividends reinvested	355,450	1,055
Cost of shares redeemed	(9,955,567)	(137,733)

Total Class II	131,347,500	768,672

Class Y Shares
Proceeds from shares issued	170,636,294	120,288,810
Dividends reinvested	1,552,233	254,821
Cost of shares redeemed	(32,410,045)	(881,393)

Total Class Y	139,778,482	119,662,238

Change in net assets from capital transactions	$288,706,241	$120,634,217

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

16 Annual Report 2009

	NVIT Multi-Manager
	Large Cap Growth Fund

	Year Ended	Period Ended
	December 31, 2009	December 31, 2008 (a)

SHARE TRANSACTIONS:
Class I Shares
Issued	3,481,702	47,017
Reinvested	8,079	51
Redeemed	(1,108,303)	(26,142)

Total Class I Shares	2,381,478	20,926

Class II Shares
Issued	20,259,194	112,423
Reinvested	42,448	151
Redeemed	(1,226,229)	(15,678)

Total Class II Shares	19,075,413	96,896

Class Y Shares
Issued	23,111,911	13,822,014
Reinvested	198,959	34,999
Redeemed	(4,249,163)	(110,003)

Total Class Y Shares	19,061,707	13,747,010

Total change in shares	40,518,598	13,864,832

(a)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 17

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Large Cap Growth Fund

		Operations			Distributions				Ratios / Supplemental Data

			Net Realized									Ratio of
			and								Ratio of Net	Expenses
	Net Asset		Unrealized							Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) From	From	Investment	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Net Assets (b)(c)	Turnover (d)

Class I Shares
Year Ended December 31, 2009 (e)	$6.74	0.07	1.93	2.00	(0.05)	(0.05)	$8.69	29.78%	$20,865,015	0.90%	0.80%	0.90%	122.44%
Period Ended December 31, 2008 (f)	$10.00	0.02	(3.26)	(3.24)	(0.02)	(0.02)	$6.74	(32.41%)	$140,989	0.89%	0.62%	0.98%	92.12%

Class II Shares
Year Ended December 31, 2009 (e)	$6.74	0.04	1.93	1.97	(0.03)	(0.03)	$8.68	29.35%	$166,476,068	1.14%	0.52%	1.14%	122.44%
Period Ended December 31, 2008 (f)	$10.00	0.02	(3.26)	(3.24)	(0.02)	(0.02)	$6.74	(32.45%)	$652,992	1.12%	0.44%	1.24%	92.12%

Class Y Shares
Year Ended December 31, 2009 (e)	$6.74	0.06	1.96	2.02	(0.06)	(0.06)	$8.70	30.07%	$285,373,595	0.75%	0.84%	0.75%	122.44%
Period Ended December 31, 2008 (f)	$10.00	0.03	(3.26)	(3.23)	(0.03)	(0.03)	$6.74	(32.37%)	$92,696,160	0.75%	0.72%	0.86%	92.12%

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

18 Annual Report 2009

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Large Cap Growth Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sales price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009 (Continued)

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$465,425,977	$—	$—	$465,425,977

Mutual Funds	4,183,792	—	—	4,183,792

Total Assets	469,609,769	—	—	469,609,769

Liabilities:
Futures Contracts	(9,872)	—	—	(9,872)

Total Liabilities	(9,872)	—	—	(9,872)

Total	$469,599,897	$—	$—	$469,599,897

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.
*  See Statement of Investments for identification of securities by type and industry classification.

(b)	Futures Contracts

The Fund is subject to equity price risk, credit risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into financial futures contracts (“futures contracts”) to gain exposure to, or hedge against changes in, the value of equities, the

20 Annual Report 2009

value of fixed income securities, interest rates or foreign currencies. The Fund may also enter into futures contracts for non-hedging purposes. If the Fund does so, the aggregate initial margin and premiums required to enter into and maintain futures contracts may not exceed 5% of the value of the Fund’s net assets after taking into account unrealized profits and unrealized losses on such futures contracts.

Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, know as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value/market value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. Futures contracts involve minimal counterparty credit risk to the Fund because futures contracts are exchange-traded, and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees futures contacts against defaults.

Futures contracts, if any, are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures.”

The Fund is subject to the provisions of FASB ASC, “Derivatives and Hedging” (ASC 815) (formerly known as Statement of Financial Accounting Standards 161). The standard requires enhanced disclosure about an entity’s derivative and hedging activities. The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2009.

Fair Values of Derivative Instruments as of December 31, 2009

Derivatives not accounted for as hedging instruments under ASC 815

Statement of Assets & Liabilities Location

Assets:	Asset Derivatives	Fair Value

Equity contracts	Receivables, Net Assets – Unrealized appreciation	$–

Total		$–

Liabilities:	Liability Derivatives

Equity contracts	Payables, Net Assets – Unrealized depreciation	$(9,872)

Total		$(9,872)

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009 (Continued)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009

Realized Gain (Loss)

Risk Exposure	Futures

Equity Contracts	$1,164,004

Total	$1,164,004

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Operations for the Year Ended December 31, 2009

Unrealized Appreciation/(Depreciation)

Risk Exposure	Futures

Equity Contracts	$(113,654)

Total	$(113,654)

Amounts designated as “—” are zero or have been rounded to zero.

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the year ended December 31, 2009.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(e)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than

22 Annual Report 2009

50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust are not directly attributable to a series of the Trust are allocated among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. The subadvisers listed below manage all or a portion of the Fund’s investments and have the responsibility for making all investment decisions for that portion of the Fund unless otherwise indicated.

Subadvisers

-Goldman Sachs Asset Management

-Neuberger Berman Management, LLC

-Wells Capital Management, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

All Assets	0.65%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadvisers. NFA paid the subadvisers $518,208 for the year ended December 31, 2009.

2009 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2009 (Continued)

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses.) from exceeding 0.75% for all share classes until at least April 30, 2010.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

As of December 31, 2009, the cumulative potential reimbursements, listed by the year in which NFA waived or reimbursed fees or expenses to the Fund, are:

Period Ended	Fiscal Year
December 31, 2008 (a)	2009	Total
Amount	Amount	Amount

$42,785	$—	$42,785

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

24 Annual Report 2009

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II of the Fund.

For the year ended December 31, 2009, NFS received $123,944 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $2,769.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $596,708,644 and sales of $308,702,980 (excluding short-term securities).

6. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum

2009 Annual Report 25

Notes to Financial Statements (Continued)
December 31, 2009 (Continued)

liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign governmental laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk. The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$1,975,317	$—	$1,975,317	$—	$1,975,317

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the period ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$256,257	$—	$256,257	$—	$256,257

Amounts designated as “ — ” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$4,259,542	$—	$4,259,542	$—	$(154,198)	$59,268,905	$63,374,249

Amounts designated as “—” are zero or have been rounded to zero.

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to wash sales and adjustments for real estate investment trusts.

26 Annual Report 2009

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$410,340,864	$61,846,823	$(2,577,918)	$59,268,905

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2009, the Fund deferred to January 1, 2010 post-October capital losses in the amount of $154,198.

9. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

2009 Annual Report 27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Large Cap Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009 and the results of its operations and for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period March 25, 2008 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

28 Annual Report 2009

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 34.19%.

2009 Annual Report 29

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

30 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

2009 Annual Report 31

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

32 Annual Report 2009

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2009 Annual Report 33

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

34 Annual Report 2009

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NVIT Multi-Manager Mid Cap Growth Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

10	Statement of Investments

14	Statement of Assets and Liabilities

16	Statement of Operations

17	Statements of Changes in Net Assets

19	Financial Highlights

20	Notes to Financial Statements

31	Report of Independent Registered Public Accounting Firm

32	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MM-MCG (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Mid-sized company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Growth investing involves buying stocks that have relatively high prices in relation to their earnings. Because of these higher valuations, investing in growth stocks may be more risky than investing in companies with more modest growth expectations. Growth stocks also may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. During periods of growth stock underperformance, the Fund may underperform other funds that use different investing styles.

The Fund may purchase securities in derivatives, which can be very volatile and carry high transaction costs.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization

2 Annual Report 2009

U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of American Century Investment Management, Inc. or Neuberger Berman Management LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of American Century Investment Management, Inc. or Neuberger Berman Management LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Multi-Manager Mid Cap Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Multi-Manager Mid Cap Growth Fund (Class II at NAV) returned 26.71% versus 46.29% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mid-Cap Growth Funds (consisting of 128 funds as of December 31, 2009) was 43.51% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Contributors to Fund performance during the reporting period were in the telecommunications services, materials and industrials sectors. Some Fund holdings in the information technology sector also aided Fund performance.

Within the telecommunications services sector, Fund positions in wireless tower company SBA Communications Corp. helped absolute and relative Fund performance. The improving environment for cell phone usage and enhanced cell phone features should continue to benefit this group.

The materials sector gained ground during the reporting period as the expectations of economic recovery began to emerge. Economically sensitive companies, including Fund holdings in metals and mining companies Walter Energy, Inc. and Freeport-McMoRan Copper & Gold Inc., benefited from continued reports of global economic improvement and positive earnings. In the industrials sector, the Fund’s exposure to mining equipment company Bucyrus International, Inc. provided a boost to the Fund’s overall performance. As the economies of China and other emerging markets rebounded, Bucyrus International saw an improvement in orders for machinery used to mine coal, copper, oil sands and iron ore.

In information technology, Fund holding VistaPrint N.V., a lower-cost business products and services provider, was a strong contributor to Fund performance. In addition, Fund holdings Cognizant Technology Solutions Corp., Equinix, Inc. and Marvell Technology Group Ltd. performed well for the Fund.

Although the consumer discretionary sector did not contribute to the Fund’s overall performance, Fund holdings in upscale apparel and shoe retailer Nordstrom, Inc. were among the top contributors to the Fund.

What areas of investment detracted from Fund performance?

The Fund underperformed its benchmark index for the reporting period. Investors shunned stocks that exhibited accelerating growth and improving price momentum during the stunning market rally that began on March 9, 2009. This scenario was greatly detrimental to Fund performance during the reporting period.

Fund holdings in consumer discretionary, financials, industrials and health-care services overall detracted from Fund performance. Although some Fund holdings in the information technology sector helped the Fund, as stated above, others proved to be detractors.

In the consumer discretionary sector, Fund holdings in discount chain Family Dollar Stores, Inc. proved to be detrimental to Fund performance. In the financials sector, an overweight Fund holding in Fidelity National Financial, Inc. detracted from the Fund’s absolute and relative returns. In the industrials sector, an overweight allocation by the Fund to the construction and engineering firm AECOM Technology Corp. detracted from Fund performance. The Fund’s holdings in the airlines industry also underperformed. Particularly vulnerable was the Fund’s exposure to Delta Air Lines, Inc.; the company’s share price declined.

In the information technology sector, Fund holdings in software and services names did not benefit the Fund during the reporting period. Niche business service provider Alliance Data Systems Corp. was a Fund holding that underperformed the benchmark.

Significant Fund holdings in the health-care sector saw a fair degree of underperformance during the reporting period. Uncertainty surrounding health-care reform and weak earnings results hurt Fund holdings. Specifically, medical supplies and services companies underperformed. Medical diagnostic Fund holdings also were weak: Myriad Genetics, Inc. and Illumina, Inc., two genetic research companies, did not perform as expected.

2009 Annual Report 5

NVIT Multi-Manager Mid Cap Growth Fund
Continued

What is your outlook for the near term?

Looking ahead, we see a recovery with muted growth. Consumer weakness and jobless claims continue to be major issues. With consumers unable to help move the economy forward, it will be critical for international markets, particularly BRIC (Brazil, Russia, India and China) economies, to show robust growth.

We are looking for top-line growth as opposed to bottom-line improvements, and we believe there is a great deal of pent-up corporate spending. This should benefit some companies in the industrials and technology sectors.

We believe that with the backdrop of a sustained slower growth recovery, the market will reward companies with strong management that exhibit quality growth and strong balance sheet characteristics.

The following subadvisers each manage a portion (“sleeve”) of the Fund’s assets:

Subadviser:
American Century Investment Management, Inc.

Portfolio Manager:
Bradley J. Eixmann, CFA

Subadviser:
Neuberger Berman Management LLC

Portfolio Manager:
Kenneth J. Turek, CFA

6 Annual Report 2009

Fund Performance	NVIT Multi-Manager Mid Cap Growth Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	Inception[2]

Class I	27.12%	-9.43%

Class II	26.71%	-9.67%

Class Y	27.23%	-9.31%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 25, 2008.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class I	0.97%	0.89%

Class II	1.22%	1.14%

Class Y	0.90%	0.82%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Multi-Manager Mid Cap Growth Fund versus performance of the Russell Midcap Growth Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap index companies with higher price-to-book ratios and higher forecasted growth values.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 7

Shareholder	Multi-Manager Mid Cap Growth Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
NVIT Multi-Manager			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Mid Cap Growth Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class I Shares	Actual		1,000.00	1,207.20	4.95	0.89
	Hypothetical	[b]	1,000.00	1,020.72	4.53	0.89

Class II Shares	Actual		1,000.00	1,204.90	6.45	1.16
	Hypothetical	[b]	1,000.00	1,019.36	5.90	1.16

Class Y Shares	Actual		1,000.00	1,208.30	4.68	0.84
	Hypothetical	[b]	1,000.00	1,020.97	4.28	0.84

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8 Annual Report 2009

Portfolio Summary	NVIT Multi-Manager Mid Cap Growth Fund
December 31, 2009

Asset Allocation

Common Stocks	97.8%
Mutual Fund	2.7%
Repurchase Agreement	2.1%
Liabilities in excess of other assets	(2	.6)%

	100.0%

Top Industries†

Semiconductors & Semiconductor Equipment	8.2%
Specialty Retail	6.6%
Oil, Gas & Consumable Fuels	5.2%
Capital Markets	4.8%
Hotels, Restaurants & Leisure	4.6%
Wireless Telecommunication Services	4.3%
Software	4.0%
Health Care Providers & Services	3.6%
Electronic Equipment, Instruments & Components	3.2%
Energy Equipment & Services	2.9%
Other Industries*	52.6%

100.0%

Top Holdings†

SBA Communications Corp. , Class A	2.6%
Invesco AIM Liquid Assets Portfolio	2.6%
Express Scripts, Inc.	1.7%
Equinix, Inc.	1.5%
Lazard Ltd., Class A	1.3%
WMS Industries, Inc.	1.3%
Marvell Technology Group Ltd.	1.3%
Urban Outfitters, Inc.	1.2%
Cognizant Technology Solutions Corp., Class A	1.1%
Precision Castparts Corp.	1.0%
Other Holdings *	84.4%

100.0%

Top Countries†

United States	90.1%
Netherlands	2.6%
Bermuda	2.6%
China	0.6%
Cayman Islands	0.5%
Ireland	0.4%
Singapore	0.4%
Sweden	0.4%
Brazil	0.2%
Argentina	0.2%
Other Countries*	2.0%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 9

Statement of Investments
December 31, 2009

NVIT Multi-Manager Mid Cap Growth Fund

Common Stocks 97.8%

	Shares	Market Value

ARGENTINA 0.2%
Internet Software & Services 0.2%
MercadoLibre, Inc.*	27,603	$1,431,768

BERMUDA 2.6%
Capital Markets 1.3%
Lazard Ltd., Class A	254,966	9,681,059

Semiconductors & Semiconductor Equipment 1.3%
Marvell Technology Group Ltd.*	452,219	9,383,544

		19,064,603

BRAZIL 0.2%
Metals & Mining 0.2%
Companhia Siderurgica Nacional SA ADR	47,509	1,516,962

CAYMAN ISLANDS 0.5%
Computers & Peripherals 0.5%
Seagate Technology	201,527	3,665,776

CHINA 0.6%
Hotels, Restaurants & Leisure 0.4%
Ctrip.com International Ltd. ADR*	39,832	2,862,328

Real Estate Management & Development 0.2%
E-House China Holdings Ltd. ADR*	71,400	1,293,768

		4,156,096

IRELAND 0.5%
Machinery 0.5%
Ingersoll-Rand PLC	92,022	3,288,866

NETHERLANDS 2.6%
Construction & Engineering 0.3%
Chicago Bridge & Iron Co. NV NYRS*	111,573	2,256,006

Energy Equipment & Services 0.6%
Core Laboratories NV	38,100	4,500,372

Internet Software & Services 0.9%
VistaPrint NV* (a)	120,000	6,799,200

Semiconductors & Semiconductor Equipment 0.8%
ASML Holding NV, Class G NYRS	164,737	5,615,885

		19,171,463

SINGAPORE 0.4%
Semiconductors & Semiconductor Equipment 0.4%
Avago Technologies Ltd.*	160,000	2,926,400

SWEDEN 0.4%
Auto Components 0.4%
Autoliv, Inc.	63,622	2,758,650

UNITED STATES 89.8%
Aerospace & Defense 2.0%
BE Aerospace, Inc.*	104,271	2,450,369
Goodrich Corp.	11,113	714,010
Precision Castparts Corp.	70,010	7,725,603
Rockwell Collins, Inc.	60,500	3,349,280

		14,239,262

Air Freight & Logistics 1.7%
CH Robinson Worldwide, Inc.	90,300	5,303,319
Expeditors International of Washington, Inc.	88,500	3,073,605
FedEx Corp.	50,545	4,217,980

		12,594,904

Biotechnology 3.0%
Alexion Pharmaceuticals, Inc.*	152,184	7,429,623
BioMarin Pharmaceutical, Inc.*	75,000	1,410,750
Dendreon Corp.*	60,000	1,576,800
Human Genome Sciences, Inc.*	115,000	3,519,000
Talecris Biotherapeutics Holdings Corp.*	175,000	3,897,250
Vertex Pharmaceuticals, Inc.*	92,500	3,963,625

		21,797,048

Capital Markets 3.6%
Affiliated Managers Group, Inc.*	61,900	4,168,965
Artio Global Investors, Inc.*	70,000	1,784,300
Franklin Resources, Inc.	18,937	1,995,013
Invesco Ltd.	195,900	4,601,691
Janus Capital Group, Inc.	198,291	2,667,014
Jefferies Group, Inc.*	209,000	4,959,570
Legg Mason, Inc.	72,903	2,198,754
Morgan Stanley	86,429	2,558,298
Waddell & Reed Financial, Inc., Class A	46,190	1,410,643

		26,344,248

Chemicals 2.6%
Airgas, Inc.	121,500	5,783,400
Celanese Corp., Series A	99,939	3,208,042
CF Industries Holdings, Inc.	15,605	1,416,622
Ecolab, Inc.	135,900	6,058,422
Nalco Holding Co.	87,000	2,219,370

		18,685,856

Commercial Banks 0.2%
Fifth Third Bancorp	145,467	1,418,303

Commercial Services & Supplies 1.1%
Stericycle, Inc.*	140,000	7,723,800

Communications Equipment 0.9%
CommScope, Inc.*	70,945	1,882,171
Juniper Networks, Inc.*	164,400	4,384,548

		6,266,719

10 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

UNITED STATES (continued)

Computers & Peripherals 1.5%
NetApp, Inc.*	100,000	$3,439,000
Western Digital Corp.*	166,499	7,350,931

		10,789,931

Construction & Engineering 0.3%
Aecom Technology Corp.*	77,640	2,135,100

Consumer Finance 0.6%
AmeriCredit Corp.*	72,016	1,371,184
Discover Financial Services	188,059	2,766,348

		4,137,532

Containers & Packaging 0.4%
Crown Holdings, Inc.*	106,078	2,713,475

Diversified Consumer Services 1.4%
DeVry, Inc.	80,400	4,561,092
Strayer Education, Inc. (a)	25,000	5,312,250

		9,873,342

Diversified Financial Services 1.5%
IntercontinentalExchange, Inc.*	54,482	6,118,329
MSCI, Inc., Class A*	150,000	4,770,000

		10,888,329

Electrical Equipment 1.3%
Ametek, Inc.	144,500	5,525,680
Roper Industries, Inc.	72,500	3,796,825

		9,322,505

Electronic Equipment, Instruments & Components 3.2%
Agilent Technologies, Inc.*	115,071	3,575,256
Amphenol Corp., Class A	95,000	4,387,100
Dolby Laboratories, Inc., Class A*	116,700	5,570,091
Molex, Inc.	106,475	2,294,536
National Instruments Corp.	125,000	3,681,250
Trimble Navigation Ltd.*	160,000	4,032,000

		23,540,233

Energy Equipment & Services 2.4%
Atwood Oceanics, Inc.*	100,222	3,592,959
Cameron International Corp.*	89,785	3,753,013
CARBO Ceramics, Inc.	88,100	6,005,777
Oceaneering International, Inc.*	67,262	3,936,172

		17,287,921

Food Products 0.5%
Green Mountain Coffee Roasters, Inc.*	18,106	1,475,096
JM Smucker Co. (The)	40,000	2,470,000

		3,945,096

Health Care Equipment & Supplies 2.5%
Edwards Lifesciences Corp.*	50,000	4,342,500
Intuitive Surgical, Inc.*	8,500	2,578,220
Masimo Corp.*	52,500	1,597,050
NuVasive, Inc.* (a)	95,000	3,038,100
ResMed, Inc.*	46,400	2,425,328
Sirona Dental Systems, Inc.*	67,500	2,142,450
Volcano Corp.*	110,000	1,911,800

		18,035,448

Health Care Providers & Services 3.7%
Express Scripts, Inc.*	146,506	12,665,444
Health Management Associates, Inc., Class A*	192,047	1,396,182
HMS Holdings Corp.*	75,000	3,651,750
Medco Health Solutions, Inc.*	88,415	5,650,602
PSS World Medical, Inc.*	90,000	2,031,300
Tenet Healthcare Corp.*	273,352	1,473,367

		26,868,645

Health Care Technology 1.4%
Allscripts-Misys Healthcare Solutions, Inc.*	263,579	5,332,203
Cerner Corp.*	33,553	2,766,109
MedAssets, Inc.*	100,000	2,121,000

		10,219,312

Hotels, Restaurants & Leisure 4.3%
Bally Technologies, Inc.*	96,892	4,000,670
International Game Technology	102,136	1,917,093
Las Vegas Sands Corp.*	160,934	2,404,354
Marriott International, Inc., Class A	77,068	2,100,103
Penn National Gaming, Inc.*	170,000	4,620,600
Royal Caribbean Cruises Ltd.*	70,000	1,769,600
Starwood Hotels & Resorts Worldwide, Inc.	96,191	3,517,705
WMS Industries, Inc.*	239,416	9,576,640
Wynn Resorts Ltd.	22,401	1,304,410

		31,211,175

Household Durables 1.2%
Harman International Industries, Inc.	40,649	1,434,097
KB Home	153,224	2,096,104
NVR, Inc.*	4,155	2,953,000
Tupperware Brands Corp.	45,168	2,103,474

		8,586,675

Household Products 0.6%
Church & Dwight Co., Inc.	69,100	4,177,095

Information Technology Services 1.2%
Cognizant Technology Solutions Corp., Class A*	184,350	8,351,055

Internet & Catalog Retail 1.1%
Expedia, Inc.*	58,648	1,507,840
Priceline.com, Inc.*	30,405	6,643,492

		8,151,332

2009 Annual Report 11

Statement of Investments (Continued)
December 31, 2009

NVIT Multi-Manager Mid Cap Growth Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

UNITED STATES (continued)

Internet Software & Services 2.0%
Alliance Data Systems Corp.*(a)	35,000	$2,260,650
Equinix, Inc.*	102,724	10,904,153
GSI Commerce, Inc.*	70,000	1,777,300

		14,942,103

Life Sciences Tools & Services 1.1%
Life Technologies Corp.*	123,103	6,429,670
Waters Corp.*	22,975	1,423,531

		7,853,201

Machinery 2.5%
Bucyrus International, Inc.	106,475	6,001,996
Danaher Corp.	68,500	5,151,200
Flowserve Corp.	46,278	4,374,659
Joy Global, Inc.	37,962	1,958,460
Stanley Works (The)	13,742	707,850

		18,194,165

Media 1.2%
Cablevision Systems Corp., Class A	72,500	1,871,950
Discovery Communications, Inc., Class A*	60,000	1,840,200
DreamWorks Animation SKG, Inc., Class A*	85,000	3,395,750
Scripps Networks Interactive, Inc., Class A	45,000	1,867,500

		8,975,400

Metals & Mining 2.6%
AK Steel Holding Corp.	116,178	2,480,400
Cliffs Natural Resources, Inc.	119,009	5,485,125
Freeport-McMoRan Copper & Gold, Inc.*	70,500	5,660,445
Walter Energy, Inc.	72,784	5,481,363

		19,107,333

Multiline Retail 2.1%
Dollar Tree, Inc.*	144,352	6,972,202
Macy’s, Inc.	82,091	1,375,845
Nordstrom, Inc.	188,121	7,069,587

		15,417,634

Oil, Gas & Consumable Fuels 5.4%
Alpha Natural Resources, Inc.*	88,753	3,850,105
Brigham Exploration Co.*	172,403	2,336,061
Cabot Oil & Gas Corp.	70,000	3,051,300
Concho Resources, Inc.*	162,300	7,287,270
Continental Resources, Inc.*	68,984	2,958,724
Petrohawk Energy Corp.*	214,157	5,137,626
Range Resources Corp.	110,300	5,498,455
Southwestern Energy Co.*	111,400	5,369,480
Whiting Petroleum Corp.*	48,864	3,491,333

		38,980,354

Paper & Forest Products 0.4%
MeadWestvaco Corp.	94,592	2,708,169

Personal Products 1.3%
Avon Products, Inc.	142,154	4,477,851
Mead Johnson Nutrition Co., Class A	113,400	4,955,580

		9,433,431

Pharmaceuticals 0.5%
Mylan, Inc.*	190,000	3,501,700

Professional Services 1.3%
IHS, Inc., Class A*	91,600	5,020,596
Verisk Analytics, Inc., Class A*	155,000	4,693,400

		9,713,996

Road & Rail 1.1%
Avis Budget Group, Inc.*	106,587	1,398,422
J.B. Hunt Transport Services, Inc.	132,800	4,285,456
Kansas City Southern*	75,187	2,502,975

		8,186,853

Semiconductors & Semiconductor Equipment 5.9%
Altera Corp.	100,890	2,283,141
Analog Devices, Inc.	238,819	7,541,904
Atheros Communications, Inc.*	74,516	2,551,428
KLA-Tencor Corp.	59,627	2,156,112
Microchip Technology, Inc. (a)	187,700	5,454,562
Novellus Systems, Inc.*	100,000	2,334,000
NVIDIA Corp.*	107,487	2,007,857
PMC — Sierra, Inc.*	247,716	2,145,221
Silicon Laboratories, Inc.*	136,376	6,592,416
Teradyne, Inc.*	401,710	4,310,348
Varian Semiconductor Equipment Associates, Inc.*	94,900	3,405,012
Veeco Instruments, Inc.*	48,321	1,596,526

		42,378,527

Software 4.1%
Activision Blizzard, Inc.*	354,500	3,938,495
ANSYS, Inc.*	135,000	5,867,100
Citrix Systems, Inc.*	61,900	2,575,659
McAfee, Inc.*	52,600	2,133,982
MICROS Systems, Inc.*	68,100	2,113,143
Rovi Corp.*	189,594	6,042,361
Salesforce.com, Inc.*	35,000	2,581,950
Solera Holdings, Inc.	32,000	1,152,320
Sybase, Inc.*	82,500	3,580,500

		29,985,510

Specialty Retail 6.8%
Bed Bath & Beyond, Inc.*	161,928	6,255,279
CarMax, Inc.*	118,600	2,876,050
Chico’s FAS, Inc.*	272,624	3,830,367
J Crew Group, Inc.*	128,571	5,752,267
Ross Stores, Inc.	179,341	7,659,654

12 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

UNITED STATES (continued)
Specialty Retail (continued)

Tiffany & Co.	67,061	$2,883,623
TJX Cos., Inc.	142,057	5,192,183
Urban Outfitters, Inc.*	261,100	9,135,889
Williams-Sonoma, Inc.	257,727	5,355,567

		48,940,879

Textiles, Apparel & Luxury Goods 1.5%
Coach, Inc.	135,609	4,953,797
Jones Apparel Group, Inc.	127,331	2,044,936
Phillips-Van Heusen Corp.	66,247	2,694,928
Polo Ralph Lauren Corp.	14,000	1,133,720

		10,827,381

Trading Companies & Distributors 1.3%
Fastenal Co. (a)	117,000	4,871,880
W.W. Grainger, Inc.	45,000	4,357,350

		9,229,230

Wireless Telecommunication Services 4.5%
American Tower Corp., Class A*	177,977	7,690,386
Crown Castle International Corp.*	61,500	2,400,960
NII Holdings, Inc.*	85,000	2,854,300
SBA Communications Corp. , Class A*	565,067	19,302,689
		32,248,335

		649,928,542

Total Common Stocks (cost $592,784,897)		707,909,126

Mutual Fund 2.7%

Money Market Fund 2.7%
Invesco AIM Liquid Assets Portfolio, 0.18% (b)	19,249,123	19,249,123

Total Mutual Fund (cost $19,249,123)		19,249,123

Repurchase Agreement 2.1%

	Principal Amount	Market Value

Morgan Stanley, Securities, 0.01%, dated 12/31/09, due 01/04/10, repurchase price $15,202,816, collateralized by U.S. Government Agencies ranging from 3.88%- 7.38%, maturing 01/15/10- 11/20/39, total market value of $15,508,724 (c)	$15,202,799	15,202,799

Total Repurchase Agreement (cost $15,202,799)		15,202,799

Total Investments (cost $627,236,819) (d) — 102.6%		742,361,048

Liabilities in excess of other assets — (2.6)%		(18,560,589)

NET ASSETS — 100.0%		$723,800,459

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2009. The total value of securities on loan at December 31, 2009 was $15,468,207.

(b)	Represents 7-day effective yield as of December 31, 2009.

(c)	The security was purchased with cash collateral held from securities on loan (See Note 2). The total value of this security as of December 31, 2009 was $15,202,799.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

Ltd.	Limited

NV	Public Traded Company

NYRS	New York Registry Shares

PLC	Public Limited Company

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Statement of Assets and Liabilities
December 31, 2009

NVIT Multi-Manager Mid Cap Growth Fund

Assets:
Investments, at value* (cost $612,034,020)	$727,158,249
Repurchase agreements, at value and cost	15,202,799

Total Investments	742,361,048

Cash	25
Interest and dividends receivable	251,545
Security lending income receivable	60,154
Receivable for investments sold	2,034,672
Receivable for capital shares issued	423,499
Reclaims receivable	5,947
Prepaid expenses and other assets	1,156

Total Assets	745,138,046

Liabilities:
Payable for investments purchased	5,170,734
Payable for capital shares redeemed	264,585
Payable upon return of securities loaned (Note 2)	15,202,799
Accrued expenses and other payables:
Investment advisory fees	449,229
Fund administration fees	25,790
Distribution fees	36,845
Administrative services fees	43,189
Accounting and transfer agent fees	2,264
Trustee fees	7,319
Custodian fees	8,521
Compliance program costs (Note 3)	5,877
Professional fees	29,403
Printing fees	56,188
Other	34,844

Total Liabilities	21,337,587

Net Assets	$723,800,459

Represented by:
Capital	$729,612,403
Accumulated undistributed net investment income	78,071
Accumulated net realized losses from investment, futures contracts and foreign currency transactions	(121,014,783)
Net unrealized appreciation/(depreciation) from investments	115,124,229
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	539

Net Assets	$723,800,459

*	Includes value of securities on loan of $15,468,207 (Note 2)

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

NVIT Multi-Manager Mid Cap Growth Fund

Net Assets:
Class I Shares	$434,045,905
Class II Shares	176,404,557
Class Y Shares	113,349,997

Total	$723,800,459

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	51,717,526
Class II Shares	21,121,522
Class Y Shares	13,485,128

Total	86,324,176

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.39
Class II Shares	$8.35
Class Y Shares	$8.41

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Statement of Operations
For the Year Ended December 31, 2009

NVIT Multi-Manager
Mid Cap Growth Fund

INVESTMENT INCOME:
Interest income	$14,016
Dividend income	2,149,525
Income from securities lending (Note 2)	114,397
Foreign tax withholding	(12,538)

Total Income	2,265,400

EXPENSES:
Investment advisory fees	2,973,902
Fund administration fees	168,372
Distribution fees Class II Shares	349,820
Administrative services fees Class I Shares	131,476
Administrative services fees Class II Shares	98,055
Professional fees	75,553
Printing fees	62,735
Trustee fees	14,634
Custodian fees	32,622
Accounting and transfer agent fees	5,556
Compliance program costs (Note 3)	1,991
Other	43,507

Total expenses before earnings credit and expenses reimbursed	3,958,223
Earnings credit (Note 4)	(14,768)
Expenses reimbursed by adviser (Note 3)	(77,392)

Net Expenses	3,866,063

NET INVESTMENT LOSS	(1,600,663)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(23,784,937)
Net realized losses from futures contracts transactions (Note 2)	(4,433,873)
Net realized losses from foreign currency transactions (Note 2)	(107,415)

Net realized losses from investments, futures contracts and foreign currency transactions	(28,326,225)

Net change in unrealized appreciation/(depreciation) from investments	147,498,526
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	67,313
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	606

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts and translations of assets and liabilities denomninated in foreign currencies	147,566,445

Net realized/unrealized losses from investments, futures contracts, forward foreign currency contracts and foreign currency translations	119,240,220
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$117,639,557

The accompanying notes are an integral part of these financial statements.

16 Annual Report 2009

Statements of Changes in Net Assets

	NVIT Multi-Manager Mid Cap Growth Fund

	Year Ended	Period Ended
	December 31, 2009	December 31, 2008 (a)
Operations:
Net investment loss	$(1,600,663)	$(312,090)
Net realized losses from investments, futures contracts and foreign currency transactions	(28,326,225)	(31,961,155)
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	147,566,445	(25,428,786)

Change in net assets resulting from operations	117,639,557	(57,702,031)

Distributions to Shareholders From:
Change in net assets from shareholder distributions	–	–

Change in net assets from capital transactions	486,876,377	176,986,556

Change in net assets	604,515,934	119,284,525

Net Assets:
Beginning of year	119,284,525	–

End of year	$723,800,459	$119,284,525

Accumulated undistributed net investment income at end of year	$78,071	$8,761

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$161,077,599	$6,853,237
Proceeds from shares issued in acquisition of NVIT Mid Cap Growth Fund (Note 8)	84,375,024	–
Proceeds from shares issued in-kind (Note 8)	167,691,630	–
Cost of shares redeemed	(43,107,140)	(1,589,210)

Total Class I	370,037,113	5,264,027

Class II Shares
Proceeds from shares issued	57,995,416	133,983,201
Proceeds from shares issued in acquisition of NVIT Mid Cap Growth Fund (Note 8)	19,212,532	–
Cost of shares redeemed	(20,668,999)	(4,127,442)

Total Class II	56,538,949	129,855,759

Class Y Shares
Proceeds from shares issued	68,470,783	47,274,827
Cost of shares redeemed	(8,170,468)	(5,408,057)

Total Class Y	60,300,315	41,866,770

Change in net assets from capital transactions	$486,876,377	$176,986,556

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 17

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Mid Cap Growth Fund

	Year Ended	Period Ended
	December 31, 2009	December 31, 2008 (a)

SHARE TRANSACTIONS:
Class I Shares
Issued	21,730,339	679,609
Issued in acquisition of NVIT Mid Cap Growth Fund (Note 8)	12,486,113	–
Issued in-kind (Note 8)	22,599,951	–
Redeemed	(5,601,908)	(176,578)

Total Class I Shares	51,214,495	503,031

Class II Shares
Issued	8,492,515	13,105,449
Issued in acquisition of NVIT Mid Cap Growth Fund (Note 8)	2,851,830	–
Redeemed	(2,806,277)	(521,995)

Total Class II Shares	8,538,068	12,583,454

Class Y Shares
Issued	9,549,150	5,523,733
Redeemed	(1,056,911)	(530,844)

Total Class Y Shares	8,492,239	4,992,889

Total change in shares	68,244,802	18,079,374

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

18 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Mid Cap Growth Fund

		Operations			Distributions				Ratios / Supplemental Data

			Net									Ratio of Net	Ratio of
			Realized									Investment	Expenses
			and								Ratio of	Income	(Prior to
	Net Asset	Net	Unrealized					Net			Expenses	(Loss)	Reimbursements)
	Value,	Investment	Gains (Losses)	Total	Net			Asset		Net Assets	to Average	to Average	to Average
	Beginning	Income	from	from	Investment	Net Realized	Total	Value, End	Total	at End	Net	Net	Net	Portfolio
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	of Period	Assets (b)	Assets (b)	Assets (b)(c)	Turnover (d)
Class I Shares
Year Ended December 31, 2009 (e)	$6.61	(0.02)	1.80	1.78	–	–	–	$8.39	27.12%	$434,045,905	0.89%	(0.31%)	0.90%	146.76%
Period Ended December 31, 2008 (f)	$10.00	(0.01)	(3.38)	(3.39)	–	–	–	$6.61	(33.90%)	$3,323,047	0.94%	(0.32%)	1.02%	108.89%

Class II Shares
Year Ended December 31, 2009 (e)	$6.59	(0.04)	1.80	1.76	–	–	–	$8.35	26.71%	$176,404,557	1.15%	(0.56%)	1.18%	146.76%
Period Ended December 31, 2008 (f)	$10.00	(0.02)	(3.39)	(3.41)	–	–	–	$6.59	(34.10%)	$82,944,963	1.18%	(0.57%)	1.26%	108.89%

Class Y Shares
Year Ended December 31, 2009 (e)	$6.61	(0.02)	1.82	1.80	–	–	–	$8.41	27.23%	$113,349,997	0.83%	(0.24%)	0.85%	146.76%
Period Ended December 31, 2008 (f)	$10.00	–	(3.39)	(3.39)	–	–	–	$6.61	(33.90%)	$33,016,515	0.82%	(0.14%)	0.99%	108.89%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares. (e) Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 19

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Mid Cap Growth Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of

20 Annual Report 2009

the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$707,909,126	$ —	$—	$707,909,126

Mutual Fund	19,249,123	—	—	19,249,123

Repurchase Agreement	—	15,202,799	—	15,202,799

Total	$727,158,249	$15,202,799	$—	$742,361,048

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund translates foreign currency transactions into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. The fluctuations are included in the net realized and unrealized gain or loss shown on the Statement of Operations.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the Fund enters into a forward foreign currency contract, it is exposed to risks from unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contract may be unable to meet their obligations under the contract.

Forward foreign currency contracts, If any, are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) from forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

(d)	Futures Contracts

The Fund is subject to equity price risk, credit risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into financial futures contracts (“futures contracts”) to gain exposure to, or hedge against changes in, the value of equities, the value of fixed income securities, interest rates or foreign currencies. The Fund may also enter into futures contracts for non-hedging purposes. If the Fund does so, the aggregate initial margin and premiums required to enter into and maintain futures contracts may not exceed 5% of the value of the Fund’s net assets after taking into account unrealized profits and unrealized losses on such futures contracts.

Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of

22 Annual Report 2009

the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value/market value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract in closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. Futures contracts involve minimal counterparty credit risk to the Fund because futures contracts are exchange-traded, and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees futures contacts against defaults.

Futures contracts, if any, are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures.

The Fund is subject to the provisions of FASB ASC, “Derivatives and Hedging” (ASC 815) (formerly known as SFAS 161). The standard requires enhanced disclosure about an entity’s derivative and hedging activities. The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2009.

Fair Values of Derivative Instruments as of December 31, 2009

Derivatives not accounted for as hedging instruments under ASC 815

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009

Realized Gain/(Loss)

		Forward Foreign
Risk Exposure	Futures	Currency Contracts	Total

Foreign exchange contracts	$—	$(165,023)	$(165,023)

Equity contracts	(4,433,873)	—	(4,433,873)

Total	$(4,433,873)	$(165,023)	$(4,598,896)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Operations for the Year Ended December 31, 2009

Unrealized Appreciation/(Depreciation)

	Forward Foreign
Risk Exposure	Currency Contracts	Total

Foreign exchange contracts	$67,313	$67,313

Total	$67,313	$67,313

Amounts designated as “ — ” are zero or have been rounded to zero.

2009 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2009

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the year ended December 31, 2009.

(e)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(g)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that (1) the borrower deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter the borrower mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2009, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral

$15,468,207	$16,038,181	*

*	Includes $835,382 collateral in the form of U.S. Government Bonds ranging from 3.50%–4.25%, maturing 2/15/39–5/15/39, and U.S. Treasury Note, interest rate of 4.50%, maturing 5/15/10.

24 Annual Report 2009

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(i)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

2009 Annual Report 25

Notes to Financial Statements (Continued)
December 31, 2009

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadvisers for the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers

- American Century Investment Management, Inc.

- Neuberger Berman Management, LLC

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

All Assets	0.75%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadvisers. NFA paid the subadvisers $1,091,362 for the year ended December 31, 2009.

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative servicing fees and certain other expenses) from exceeding 0.82% for all share classes until at least April 30, 2010.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

As of December 31, 2009, the cumulative potential reimbursements, listed by the year in which NFA waived or reimbursed fees or expenses to the Fund were:

Amount for the Period	Amount for the Year
Ended December 31, 2008 (a)	Ended December 31, 2009	Total

$61,733	$77,392	$139,125

(a)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated

26 Annual Report 2009

proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II of the Fund.

For the year ended December 31, 2009, NFS received $229,531 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $1,991.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of

2009 Annual Report 27

Notes to Financial Statements (Continued)
December 31, 2009

redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $876,292,342 and sales of $563,745,221 (excluding short-term securities).

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

8. Other

On April 24, 2009, the Fund acquired all of the net assets of NVIT Mid Cap Growth Fund, an open-end investment company, pursuant to a plan of reorganization approved by NVIT Mid Gap Growth Fund shareholders on April 14, 2009. The purpose of the transaction was to combine two funds managed by NFA that had comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 12,486,113 Class I shares and 2,851,830 Class II shares of the Fund, valued at $84,375,024 and $19,212,532, respectively, for the 5,671,725 shares of NVIT Mid Cap Growth Fund outstanding on April 24, 2009. The investment portfolio of NVIT Mid Cap Growth Fund, with a fair value of $94,005,247 and an identified cost of $101,018,138 at April 24, 2009, was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of

28 Annual Report 2009

any investments received from NVIT Mid Cap Growth Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of the Fund were $170,971,906.

The following pro forma information for the year ended December 31, 2009 is provided as though the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the Fund:

Net investment loss $(1,824,521)

Net loss on investments $(6,920,442)

Net decrease in net assets resulting from operations $(8,744,963)

Because the Fund’s combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of NVIT Mid Cap Growth Fund that have been included in the Fund’s statement of operations since April 24, 2009.

During the year-ended December 31, 2009, the Fund issued 10,363,793 shares of beneficial interest in exchange for securities tendered to the Fund by the purchaser of such shares. The securities with a market value of $76,899,341, were tendered by the purchaser as in-kind consideration for the purchase of shares of beneficial interest of the Fund on August 14, 2009.

During the year-ended December 31, 2009, the Fund issued 12,236,158 shares of beneficial interest in exchange for securities tendered to the Fund by the purchaser of such shares. The securities with a market value of $90,792,289, were tendered by the purchaser as in-kind consideration for the purchase of shares of beneficial interest of the Fund on August 14, 2009.

9. Federal Tax Information

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$—	$—	$—	$—	$(117,779,912)	$111,967,968	$(5,811,944)

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net Unrealized
Tax Cost of	Unrealized	Unrealized	Appreciation/
Securities	Appreciation	Depreciation	(Depreciation)

$630,393,619	$114,717,787	$(2,750,358)	$111,967,429

2009 Annual Report 29

Notes to Financial Statements (Continued)
December 31, 2009

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contributions:

Amount		Expires

$20,080,311	*	2014

$37,122,920	*	2015

$16,295,461		2016

$43,571,363		2017

As of December 31, 2009, for Federal income tax purposes, the Fund has capital loss carry forwards, subject to any applicable limitations on availability, to offset future capital gains if any, as a successor of a merger.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2009, the Fund deferred to January 1, 2010 post-October capital losses in the amount of $709,857.

10. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

30 Annual Report 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Large Cap Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009 and the results of its operations and for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period March 25, 2008 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

2009 Annual Report 31

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

32 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

2009 Annual Report 33

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

34 Annual Report 2009

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2009 Annual Report 35

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

36 Annual Report 2009

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NVIT Multi-Manager Mid Cap Value Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

10	Statement of Investments

16	Statement of Assets and Liabilities

17	Statement of Operations

18	Statements of Changes in Net Assets

20	Financial Highlights

21	Notes to Financial Statements

32	Report of Independent Registered Public Accounting Firm

33	Supplemental Information

34	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MM-MCV (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Mid-sized company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. This can cause the Fund to underperform other funds that use different investing styles.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

The Fund may purchase securities in derivatives, which can be very volatile and carry high transaction costs.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

2 Annual Report 2009

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Russell Midcap® Value Index: An unmanaged index that measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of American Century Investment Management, Inc.; RiverSource Investments, LLC; or Thompson, Siegel & Walmsley LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of American Century Investment Management, Inc.; RiverSource Investments, LLC; or Thompson, Siegel & Walmsley LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Multi-Manager Mid Cap Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Multi-Manager Mid Cap Value Fund (Class II at NAV) returned 30.47% versus 34.21% for its benchmark, the Russell Midcap® Value Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mid-Cap Value Funds (consisting of 55 funds as of December 31, 2009) was 34.98% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The major contributors to Fund performance during the reporting period were the Fund’s holdings in the technology, health-care, consumer staples, energy and information technology sectors.

In health care, a key contributor to Fund performance was Beckman Coulter, Inc., a manufacturer of biomedical laboratory instruments and related consumables. In consumer staples, the Fund’s overweight sector position and security selection by the Fund boosted Fund performance versus that of the benchmark index. The Fund’s investments in beverage companies and food and staples retailers added most to the Fund’s relative returns.

In the energy sector, the Fund was helped by positions in Pioneer Natural Resources Co., Newfield Exploration Co. and Weatherford International, Ltd.

The information technology sector was the source of top Fund holding Emulex Corp., a maker of storage-networking equipment. Fund results were aided by the Fund’s holdings in semiconductor and software stocks within the information technology sector. In addition, certain names in the materials sector helped Fund performance — specifically, Fund holding Freeport-McMoRan Copper & Gold Inc.

The Fund also benefited from underweight positions in the financials sector, which was one of the worst-performing sectors during the reporting period. One standout Fund holding, however, was large insurance firm XL Capital Ltd.; the company turned in an impressive performance for the reporting period, helping to boost Fund returns.

What areas of investment detracted from Fund performance?

The Fund underperformed its benchmark index for the reporting period. The Fund’s positions in consumer-related and financials-related sectors detracted from Fund performance during the reporting period. In the consumer discretionary sector, relative Fund performance was hampered by an underweight position and security selection. The Fund did not own any media companies, which outperformed as advertising revenues improved during the reporting period. Fund holdings among hotels, restaurants and other leisure-oriented companies also detracted from Fund performance. In the automobiles segment, the Fund did not own carmaker Ford Motor Co., which was able to restructure its business without help from the U.S. government, unlike competitors General Motors Corp. and Chrysler, and Ford steadily gained market share during the reporting period.

Although the Fund’s underweight position in financials added value, security selection in the sector detracted from relative Fund returns. During the reporting period, we approached the financials sector with caution and conservatism, concentrating the Fund’s investments in the less-volatile insurance and thrifts names, but a number of the Fund’s holdings underperformed. A significant detractor from Fund performance was Marsh & McLennan Cos., Inc. Despite margin improvement in its insurance brokerage segment, Marsh & McLennan was hurt by diminished demand and weaker-than-expected pricing for commercial insurance. Another notable detractor from Fund performance was Marsh & McLennan’s rival, Aon Corp., which lagged for similar reasons.

What is your outlook for the near term?

It appears that the longest recession in the post-war World War II period waned during the third quarter of 2009 and a cyclical recovery is now in place. This appears to be an industrial and corporate-led recovery. Conversely, consumers continue to face considerable challenges, including rising gasoline prices, high unemployment rates, consumer credit contraction and high debt loads. Household balance sheet repair could take some time to occur, and savings rates may be higher long after that process is complete.

2009 Annual Report 5

NVIT Multi-Manager Mid Cap Value Fund
Continued

Eventually, the financial markets will evolve from an environment of diffused improvement to one that rewards specific companies. Those companies with improving fundamentals and increasing top-line growth will offer the most compelling opportunities.

The following subadvisers each manage a portion (“sleeve”) of the Fund’s assets:

Subadviser:
American Century Investment Management, Inc.

Portfolio Managers:
Phillip N. Davidson, CFA; Michael Liss, CFA; and Kevin Toney, CFA

Subadviser:
RiverSource Investments, LLC

Portfolio Managers:
Steve Schroll; Laton Spahr, CFA; and Paul Stocking

Subadviser:
Thompson, Siegel & Walmsley LLC

Portfolio Managers:
Brett P. Hawkins, CFA, CPA; and John S. Pickler, CFA

6 Annual Report 2009

Fund Performance	NVIT Multi-Manager Mid Cap Value Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	I Yr.	Inception[2]

Class I	30.76%	-3.61%

Class II	30.47%	-3.85%

Class Y	30.90%	-3.55%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 25, 2008.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class I	1.02%	0.96%

Class II	1.13%	1.07%

Class Y	0.87%	0.81%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Multi-Manager Mid Cap Value Fund versus performance of the Russell Mid Cap Value Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 7

Shareholder	NVIT Multi-Manager Mid Cap Value Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
NVIT Multi-Manager			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Mid Cap Value Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class I Shares	Actual		1,000.00	1,250.50	5.45	0.96
	Hypothetical	[b]	1,000.00	1,020.37	4.89	0.96

Class II Shares	Actual		1,000.00	1,249.40	6.07	1.07
	Hypothetical	[b]	1,000.00	1,019.81	5.45	1.07

Class Y Shares	Actual		1,000.00	1,252.00	4.60	0.81
	Hypothetical	[b]	1,000.00	1,021.12	4.13	0.81

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8 Annual Report 2009

Portfolio Summary	NVIT Multi-Manager Mid Cap Value Fund
December 31, 2009

Asset Allocation

Common Stocks	97.5%
Mutual Fund	1.3%
Exchange Traded Fund	1.2%
Repurchase Agreement	1.0%
Liabilities in excess of other assets	(1	.0)%

	100.0%

Top Industries†

Insurance	10.9%
Multi-Utilities	5.7%
Oil, Gas & Consumable Fuels	5.3%
Real Estate Investment Trusts (REITs)	4.0%
Pharmaceuticals	3.4%
Machinery	3.4%
Specialty Retail	3.1%
Food Products	3.0%
Commercial Services & Supplies	3.0%
Electric Utilities	3.0%
Other Industries *	55.2%

100.0%

Top Holdings†

Marsh & McLennan Cos., Inc.	1.6%
Aon Corp.	1.5%
Wisconsin Energy Corp.	1.4%
Northern Trust Corp.	1.3%
Invesco AIM Liquid Assets Portfolio	1.3%
Forest Laboratories, Inc.	1.2%
iShares Russell Midcap Value Index Fund	1.1%
HCC Insurance Holdings, Inc.	1.1%
CenturyTel, Inc.	1.1%
Republic Services, Inc.	1.1%
Other Holdings *	87.3%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 9

Statement of Investments
December 31, 2009

NVIT Multi-Manager Mid Cap Value Fund

Common Stocks 97.5%

	Shares	Market Value

Aerospace & Defense 1.3%
Alliant Techsystems, Inc.*	34,400	$3,036,488
Goodrich Corp.	33,026	2,121,920
ITT Corp.	31,600	1,571,784
Northrop Grumman Corp.	21,235	1,185,975

		7,916,167

Airlines 0.7%
AMR Corp.*	58,760	454,215
Continental Airlines, Inc., Class B*	40,942	733,681
Delta Air Lines, Inc.*	107,763	1,226,343
Southwest Airlines Co.	73,136	835,944
UAL Corp.* (a)	30,838	398,118
US Airways Group, Inc.*	75,795	366,848

		4,015,149

Auto Components 0.3%
Goodyear Tire & Rubber Co. (The)*	111,842	1,576,972

Automobiles 0.0%
Ford Motor Co.*	27,178	271,780

Beverages 0.7%
Coca-Cola Enterprises, Inc.	45,341	961,229
Molson Coors Brewing Co., Class B	53,000	2,393,480
Pepsi Bottling Group, Inc.	18,358	688,425

		4,043,134

Biotechnology 0.1%
Talecris Biotherapeutics Holdings Corp.*	30,392	676,830

Capital Markets 2.7%
AllianceBernstein Holding LP	59,133	1,661,637
Ameriprise Financial, Inc.	29,672	1,151,867
Artio Global Investors, Inc.*	18,758	478,141
Invesco Ltd.	82,147	1,929,633
Northern Trust Corp.	151,009	7,912,872
State Street Corp.	17,237	750,499
TD Ameritrade Holding Corp.*	94,400	1,829,472

		15,714,121

Chemicals 2.2%
Agrium, Inc.*	9,339	574,349
Eastman Chemical Co.	51,688	3,113,685
International Flavors & Fragrances, Inc.	18,537	762,612
Lubrizol Corp.	62,833	4,583,667
Minerals Technologies, Inc.	24,902	1,356,412
PPG Industries, Inc.	34,692	2,030,870
Terra Industries, Inc.	26,300	846,597

		13,268,192

Commercial Banks 1.1%
City National Corp.	25,637	1,169,047
Commerce Bancshares, Inc.	80,928	3,133,532
Cullen/Frost Bankers, Inc.	17,650	882,500
M&T Bank Corp.(a)	16,411	1,097,732

		6,282,811

Commercial Services & Supplies 3.0%
IESI-BFC Ltd.	141,519	2,267,134
Pitney Bowes, Inc.	175,364	3,991,285
Republic Services, Inc.	226,504	6,412,328
Ritchie Bros. Auctioneers, Inc. (a)	82,641	1,853,638
Waste Management, Inc.	93,702	3,168,065

		17,692,450

Communications Equipment 0.8%
Brocade Communications Systems, Inc.*	136,731	1,043,258
EchoStar Corp., Class A*	177,252	3,569,855

		4,613,113

Computers & Peripherals 0.9%
Diebold, Inc.	83,876	2,386,272
Western Digital Corp.*	64,500	2,847,675

		5,233,947

Construction & Engineering 1.3%
Chicago Bridge & Iron Co. NV NYRS*	48,040	971,369
Fluor Corp.	16,409	739,061
Foster Wheeler AG*	156,684	4,612,777
Insituform Technologies, Inc., Class A*	10,864	246,830
Jacobs Engineering Group, Inc.*	17,627	662,952
KBR, Inc.	26,714	507,566

		7,740,555

Construction Materials 0.5%
Cemex SAB de CV ADR* – MX	87,748	1,037,181
Vulcan Materials Co.	33,141	1,745,537

		2,782,718

Consumer Finance 0.0%
SLM Corp.*	25,221	284,241

Containers & Packaging 2.1%
Bemis Co., Inc.	91,404	2,710,129
Crown Holdings, Inc.*	88,000	2,251,040
Owens-Illinois, Inc.*	79,500	2,613,165
Packaging Corp. of America	150,200	3,456,102
Sonoco Products Co.	46,260	1,353,105

		12,383,541

Distributors 0.8%
Genuine Parts Co.	124,731	4,734,789

10 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Diversified Financial Services 0.1%
Pico Holdings, Inc.*	19,634	$642,621

Diversified Telecommunication Services 2.7%
BCE, Inc.	60,828	1,686,678
CenturyTel, Inc.	177,653	6,432,815
Iowa Telecommunications Services, Inc.	76,067	1,274,883
Qwest Communications International, Inc.	478,999	2,016,586
Windstream Corp.	396,510	4,357,645

		15,768,607

Electric Utilities 3.0%
Allegheny Energy, Inc.	71,688	1,683,234
American Electric Power Co., Inc.	8,357	290,740
Great Plains Energy, Inc.	14,310	277,471
IDACORP, Inc.	131,999	4,217,368
Northeast Utilities	77,279	1,993,026
Pepco Holdings, Inc.	124,881	2,104,245
Pinnacle West Capital Corp.	20,350	744,403
Portland General Electric Co.	108,918	2,223,016
Westar Energy, Inc.	192,226	4,175,149

		17,708,652

Electrical Equipment 1.8%
A.O. Smith Corp.	30,593	1,327,430
Cooper Industries PLC, Class A	109,333	4,661,959
Emerson Electric Co.	20,117	856,984
Hubbell, Inc., Class B	57,027	2,697,377
Rockwell Automation, Inc.	25,169	1,182,440
Woodward Governor Co.	6,171	159,027

		10,885,217

Electronic Equipment, Instruments & Components 1.2%
Agilent Technologies, Inc.*	61,380	1,907,076
AVX Corp.	35,292	447,150
Celestica, Inc.*	218,977	2,067,143
Molex, Inc.	134,346	2,895,156

		7,316,525

Energy Equipment & Services 1.5%
Baker Hughes, Inc.	19,521	790,210
BJ Services Co.	66,100	1,229,460
Cameron International Corp.*	49,007	2,048,493
Helmerich & Payne, Inc.	11,823	471,501
Noble Corp.	67,093	2,730,685
Smith International, Inc.	33,618	913,401
Transocean Ltd.*	11,496	951,869

		9,135,619

Food & Staples Retailing 0.3%
Kroger Co. (The)	72,900	1,496,637

Food Products 3.0%
Campbell Soup Co.	118,428	4,002,867
ConAgra Foods, Inc.	236,164	5,443,580
H.J. Heinz Co.	110,186	4,711,553
Hershey Co. (The)	40,318	1,442,981
Kellogg Co.	15,306	814,279
Kraft Foods, Inc., Class A	59,500	1,617,210

		18,032,470

Gas Utilities 2.0%
EQT Corp.	101,174	4,443,562
Oneok, Inc.	31,400	1,399,498
Questar Corp.	79,825	3,318,326
Southwest Gas Corp.	87,840	2,506,075

		11,667,461

Health Care Equipment & Supplies 2.0%
Beckman Coulter, Inc.	31,633	2,070,064
Boston Scientific Corp.*	183,722	1,653,498
CareFusion Corp.*	26,828	670,968
Covidien PLC	6,290	301,228
Hospira, Inc.*	74,868	3,818,268
Symmetry Medical, Inc.*	252,337	2,033,836
Zimmer Holdings, Inc.*	22,700	1,341,797

		11,889,659

Health Care Providers & Services 2.9%
AmerisourceBergen Corp.	166,100	4,330,227
Cardinal Health, Inc.	44,144	1,423,202
LifePoint Hospitals, Inc.*	94,267	3,064,620
McKesson Corp.	21,322	1,332,625
Patterson Cos., Inc.*	49,756	1,392,173
Quest Diagnostics, Inc.	28,200	1,702,716
Select Medical Holdings Corp.*	106,856	1,134,811
Universal Health Services, Inc., Class B	87,812	2,678,266

		17,058,640

Health Care Technology 0.2%
Cerner Corp.*	10,500	865,620
IMS Health, Inc.	26,560	559,354

		1,424,974

Hotels, Restaurants & Leisure 2.1%
CEC Entertainment, Inc.*	103,156	3,292,740
Hyatt Hotels Corp., Class A*	29,666	884,343
International Speedway Corp., Class A	113,645	3,233,200
Penn National Gaming, Inc.*	23,114	628,239
Royal Caribbean Cruises Ltd.*	24,896	629,371
Speedway Motorsports, Inc.	148,601	2,618,350
Starwood Hotels & Resorts Worldwide, Inc.	36,204	1,323,980

		12,610,223

2009 Annual Report 11

Statement of Investments (Continued)
December 31, 2009

NVIT Multi-Manager Mid Cap Value Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Household Durables 1.8%
D.R. Horton, Inc.	58,578	$636,743
Fortune Brands, Inc.	93,003	4,017,729
Garmin Ltd.	129,300	3,969,510
KB Home	22,666	310,071
Mohawk Industries, Inc.*	23,493	1,118,267
Pulte Homes, Inc.*	71,792	717,920

		10,770,240

Household Products 0.4%
Kimberly-Clark Corp.	39,882	2,540,882

Independent Power Producers & Energy Traders 0.9%
AES Corp. (The)*	192,000	2,555,520
NRG Energy, Inc.*	120,100	2,835,561

		5,391,081

Industrial Conglomerates 0.2%
McDermott International, Inc.*	42,784	1,027,244

Information Technology Services 2.4%
Automatic Data Processing, Inc.	17,120	733,078
Computer Sciences Corp.*	10,698	615,456
Fidelity National Information Services, Inc.	149,600	3,506,624
Global Payments, Inc.	31,400	1,691,204
Hewitt Associates, Inc., Class A*	103,085	4,356,372
SAIC, Inc.*	160,600	3,041,764

		13,944,498

Insurance 11.1%
Ace Ltd.*	42,559	2,144,974
Allstate Corp. (The)	83,041	2,494,552
Aon Corp.	228,370	8,755,705
Arch Capital Group Ltd.*	51,614	3,692,982
Assurant, Inc.	51,528	1,519,046
Axis Capital Holdings Ltd.	58,266	1,655,337
Chubb Corp.	73,775	3,628,255
Everest Re Group Ltd.	37,555	3,217,712
HCC Insurance Holdings, Inc.	239,727	6,705,164
Lincoln National Corp.	66,033	1,642,901
Marsh & McLennan Cos., Inc.	426,080	9,407,846
PartnerRe Ltd.	84,980	6,344,607
Transatlantic Holdings, Inc.	54,831	2,857,243
Travelers Cos., Inc. (The)	38,269	1,908,092
Willis Group Holdings PLC	143,964	3,797,770
XL Capital Ltd., Class A	312,061	5,720,078

		65,492,264

Internet Software & Services 0.2%
NetEase.com, Inc. ADR*	34,900	1,312,589

Leisure Equipment & Products 0.4%
Hasbro, Inc.	35,485	1,137,649
Mattel, Inc.	49,915	997,302

		2,134,951

Life Sciences Tools & Services 0.7%
Covance, Inc.*	26,943	1,470,279
Life Technologies Corp.*	55,008	2,873,068

		4,343,347

Machinery 3.4%
AGCO Corp.*	27,154	878,161
Altra Holdings, Inc.*	241,152	2,978,227
Dover Corp.	25,697	1,069,252
Eaton Corp.	49,157	3,127,368
Ingersoll-Rand PLC	68,501	2,448,226
Kaydon Corp.	112,353	4,017,743
Manitowoc Co., Inc. (The)	91,543	912,684
Pall Corp.	36,400	1,317,680
Parker Hannifin Corp.	26,275	1,415,697
Robbins & Myers, Inc.	27,566	648,352
Stanley Works (The)(a)	26,207	1,349,923

		20,163,313

Media 1.5%
Cablevision Systems Corp., Class A	64,700	1,670,554
DreamWorks Animation SKG, Inc., Class A*	106,200	4,242,690
National CineMedia, Inc.	94,056	1,558,508
Regal Entertainment Group, Class A	114,115	1,647,821

		9,119,573

Metals & Mining 1.5%
Freeport-McMoRan Copper & Gold, Inc.*	30,137	2,419,700
Newmont Mining Corp.	20,772	982,723
Nucor Corp.	37,897	1,767,895
Randgold Resources Ltd. ADR	19,100	1,511,192
Steel Dynamics, Inc.	47,972	850,064
United States Steel Corp.	19,461	1,072,690

		8,604,264

Multiline Retail 1.2%
Dollar Tree, Inc.*	32,500	1,569,750
Family Dollar Stores, Inc.	88,572	2,464,959
J.C. Penney Co., Inc.	10,120	269,293
Macy’s, Inc.	108,778	1,823,119
Target Corp.	17,003	822,435

		6,949,556

Multi-Utilities 5.8%
Ameren Corp.	21,596	603,608
CenterPoint Energy, Inc.	207,600	3,012,276

12 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Multi-Utilities (continued)

CMS Energy Corp.	246,900	$3,866,454
DTE Energy Co.	35,821	1,561,437
OGE Energy Corp.	60,100	2,217,089
PG&E Corp.	101,106	4,514,383
Sempra Energy	92,437	5,174,623
TECO Energy, Inc.	157,800	2,559,516
Wisconsin Energy Corp.	169,502	8,446,285
Xcel Energy, Inc.	112,459	2,386,380

		34,342,051

Oil, Gas & Consumable Fuels 5.3%
Alpha Natural Resources, Inc.*	25,696	1,114,692
Apache Corp.	8,779	905,729
El Paso Corp.	114,032	1,120,935
Enbridge, Inc.	76,384	3,530,468
EOG Resources, Inc.	8,510	828,023
Imperial Oil Ltd.	122,247	4,752,654
Murphy Oil Corp.	39,370	2,133,854
Newfield Exploration Co.*	44,680	2,154,916
Noble Energy, Inc.	43,050	3,066,021
Petrohawk Energy Corp.*	139,200	3,339,408
Pioneer Natural Resources Co.	37,653	1,813,745
Southwestern Energy Co.*	40,558	1,954,896
Sunoco, Inc.	23,706	618,727
Ultra Petroleum Corp.*	35,609	1,775,465
Valero Energy Corp.	38,295	641,441
Whiting Petroleum Corp.*	26,000	1,857,700

		31,608,674

Paper & Forest Products 0.2%
Weyerhaeuser Co.	27,564	1,189,111

Pharmaceuticals 3.4%
Biovail Corp.	150,700	2,103,772
Forest Laboratories, Inc.*	215,240	6,911,356
King Pharmaceuticals, Inc.*	351,620	4,314,377
Mylan, Inc.*	249,301	4,594,618
Warner Chilcott PLC, Class A*	76,700	2,183,649

		20,107,772

Real Estate Investment Trusts (REITs) 4.1%
AvalonBay Communities, Inc.	16,356	1,342,991
Boston Properties, Inc.	31,782	2,131,619
Equity Residential	49,660	1,677,515
Government Properties Income Trust	88,034	2,023,021
Health Care REIT, Inc.	86,000	3,811,520
Host Hotels & Resorts, Inc.*	216,112	2,522,027
MFA Financial, Inc.	563,400	4,140,990
Nationwide Health Properties, Inc.	80,200	2,821,436
ProLogis	64,803	887,153
Rayonier, Inc.	38,965	1,642,764
Ventas, Inc.	27,858	1,218,509

		24,219,545

Real Estate Management & Development 0.2%
Pebblebrook Hotel Trust*	19,949	439,077
St. Joe Co. (The)*	32,640	942,970

		1,382,047

Road & Rail 1.0%
CSX Corp.	43,823	2,124,977
Heartland Express, Inc.	52,006	794,132
Kansas City Southern*	66,510	2,214,118
Old Dominion Freight Line, Inc.*	28,200	865,740

		5,998,967

Semiconductors & Semiconductor Equipment 2.3%
Applied Materials, Inc.	114,094	1,590,470
Emulex Corp.*	193,571	2,109,924
KLA-Tencor Corp.	7,962	287,906
LSI Corp.*	334,046	2,007,617
Maxim Integrated Products, Inc.	97,459	1,978,418
MEMC Electronic Materials, Inc.*	14,486	197,299
Microchip Technology, Inc.(a)	75,123	2,183,074
Skyworks Solutions, Inc.*	95,600	1,356,564
Verigy Ltd.*	133,547	1,718,750

		13,430,022

Software 2.2%
Adobe Systems, Inc.*	41,300	1,519,014
Autodesk, Inc.*	59,997	1,524,524
BMC Software, Inc.*	51,965	2,083,796
Cadence Design Systems, Inc.*	246,844	1,478,596
Check Point Software Technologies*	13,698	464,088
Sybase, Inc.*	40,700	1,766,380
Symantec Corp.*	205,000	3,667,450
Synopsys, Inc.*	35,787	797,334

		13,301,182

Specialty Retail 3.1%
Abercrombie & Fitch Co., Class A	25,028	872,226
Aeropostale, Inc.*	159,200	5,420,760
Bed Bath & Beyond, Inc.*	18,858	728,485
Lowe’s Cos., Inc.	138,291	3,234,626
PetSmart, Inc.	93,376	2,492,205
RadioShack Corp.	105,900	2,065,050
Ross Stores, Inc.	38,100	1,627,251
TJX Cos., Inc.	58,300	2,130,865

		18,571,468

2009 Annual Report 13

Statement of Investments (Continued)
December 31, 2009

NVIT Multi-Manager Mid Cap Value Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Textiles, Apparel & Luxury Goods 0.7%
VF Corp.	55,159	$4,039,845

Thrifts & Mortgage Finance 0.9%
Hudson City Bancorp, Inc.	135,215	1,856,502
Northwest Bancshares, Inc.	80,010	905,713
People’s United Financial, Inc.	164,711	2,750,674

		5,512,889

Tobacco 1.1%
Lorillard, Inc.	78,063	6,262,995

Trading Companies & Distributors 0.2%
W.W. Grainger, Inc.	13,088	1,267,311

Total Common Stocks (cost $524,494,778)		577,895,496

Exchange Traded Fund 1.2%
Mutual Fund 1.2%
iShares Russell Midcap Value Index Fund	186,758	6,906,311

Total Exchange Traded Fund (cost $6,660,536)		6,906,311

Mutual Fund 1.3%

Money Market Fund 1.3%
Invesco AIM Liquid Assets Portfolio, 0.18%(b)	7,579,777	7,579,777

Total Mutual Fund (cost $7,579,777)		7,579,777

Repurchase Agreement 1.0%

	Principal Amount	Market Value

Morgan Stanley, 0.01%, dated 12/31/09, due 01/04/10, repurchase price $6,088,144, collateralized by U.S. Government Agency Mortgages ranging 0.38% — 7.38%, maturing 01/08/10 — 11/20/39; total market value of $6,210,651(c)	$6,088,139	6,088,139

Total Repurchase Agreement (cost $6,088,139)		6,088,139

Total Investments (cost $544,823,230)(d) — 101.0%		598,469,723

Liabilities in excess of other assets — (1.0%)		(5,789,825)

NET ASSETS — 100.0%		$592,679,898

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2009. The total value of securities on loan at December 31, 2009 was $5,899,861.

(b)	Represents 7-day effective yield as of December 31, 2009.

(c)	The security was purchased with cash collateral held from securities on loan (See Note 2). The total value of this security as of December 31, 2009 was $6,088,139.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AG	Stock Corporation

LP	Limited Partnership

Ltd.	Limited

NV	Public Traded Company

NYRS	New York Registry Shares

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SAB de CV	Public Traded Company with Variable Capital

MX	Mexico

14 Annual Report 2009

At December 31, 2009, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

		Currency			Unrealized
	Delivery	Received/	Contract	Market	Appreciation/
Currency	Date	(Delivered)	Value	Value	(Depreciation)

Short Contracts:
Canadian Dollar	1/06/10	(39,359)	$(37,294)	$(37,634)	$(340)
Canadian Dollar	1/06/10	(78,718)	(75,048)	(75,267)	(219)
Canadian Dollar	1/29/10	(8,363,811)	(8,058,242)	(7,997,142)	61,100

Total Short Contracts			$(8,170,584)	$(8,110,043)	$60,541

Long Contracts:
Canadian Dollar	1/06/10	59,039	$56,410	$56,450	$40

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Statement of Assets and Liabilities
December 31, 2009

NVIT Multi-Manager Mid Cap Value Fund

Assets:
Investments, at value* (cost $538,735,091)	$592,381,584
Repurchase agreements, at value and cost	6,088,139

Total Investments	598,469,723

Cash	6,663
Interest and dividends receivable	1,238,770
Security lending income receivable	5,203
Receivable for investments sold	2,706,462
Receivable for capital shares issued	383,967
Reclaims receivable	5,098
Unrealized appreciation on forward foreign currency contracts (Note 2)	61,140
Receivable from adviser	11,645
Prepaid expenses and other assets	751

Total Assets	602,889,422

Liabilities:
Payable for investments purchased	3,169,835
Payable for capital shares redeemed	359,129
Unrealized depreciation on forward foreign currency contracts (Note 2)	559
Payable upon return of securities loaned (Note 2)	6,088,139
Accrued expenses and other payables:
Investment advisory fees	373,215
Fund administration fees	21,160
Distribution fees	100,897
Administrative services fees	22,963
Accounting and transfer agent fees	2,102
Trustee fees	5,779
Custodian fees	6,198
Compliance program costs (Note 3)	4,389
Professional fees	20,471
Other	34,688

Total Liabilities	10,209,524

Net Assets	$592,679,898

Represented by:
Capital	$578,828,333
Accumulated undistributed net investment income	557,415
Accumulated net realized losses from investment, futures contracts and foreign currency transactions	(40,414,982)
Net unrealized appreciation/(depreciation) from investments	53,646,493
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	60,581
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	2,058

Net Assets	$592,679,898

Net Assets:
Class I Shares	$9,371
Class II Shares	479,483,845
Class Y Shares	113,186,682

Total	$592,679,898

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,026
Class II Shares	52,499,256
Class Y Shares	12,389,433

Total	64,889,715

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.13
Class II Shares	$9.13
Class Y Shares	$9.14

*	Includes value of securities on loan of $5,899,861 (Note 2)

The accompanying notes are an integral part of these financial statements.

16 Annual Report 2009

Statement of Operations
For the Year Ended December 31, 2009

NVIT Multi-Manager Mid Cap Value Fund

INVESTMENT INCOME:
Interest income	$7,836
Dividend income	7,914,788
Income from securities lending (Note 2)	53,235
Foreign tax withholding	(46,533)

Total Income	7,929,326

EXPENSES:
Investment advisory fees	2,443,400
Fund administration fees	139,292
Distribution fees Class II Shares	639,761
Administrative services fees Class I Shares	8
Administrative services fees Class II Shares	43,129
Professional fees	55,547
Printing fees	30,853
Trustee fees	11,434
Custodian fees	34,620
Accounting and transfer agent fees	6,640
Compliance program costs (Note 3)	1,871
Other	40,854

Total expenses before earnings credit and expenses reimbursed	3,447,409
Earnings credit (Note 4)	(18,995)
Expenses reimbursed by adviser (Note 3)	(98,217)

Net Expenses	3,330,197

NET INVESTMENT INCOME	4,599,129

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(3,872,383)
Net realized losses from futures contracts transactions (Note 2)	(8,564,909)
Net realized losses from forward foreign currency transactions (Note 2)	(311,704)

Net realized losses from investments, futures contracts and foreign currency transactions	(12,748,996)

Net change in unrealized appreciation/(depreciation) from investments	105,833,109
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	79,191
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	2,418

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts and translations of assets and liabilities denominated in foreign currencies	105,914,718

Net realized/unrealized gains from investments, futures contracts, forward foreign currency contracts and foreign currency translations	93,165,722

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$97,764,851

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 17

Statements of Changes in Net Assets

	NVIT Multi-Manager Mid Cap Value Fund

	Year Ended	Period Ended
	December 31, 2009	December 31, 2008 (a)
Operations:
Net investment income	$4,599,129	$1,821,482
Net realized losses from investments, futures contracts and foreign currency transactions	(12,748,996)	(27,846,379)
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	105,914,718	(52,205,586)

Change in net assets resulting from operations	97,764,851	(78,230,483)

Distributions to Shareholders From:
Net investment income:
Class I	(97)	(113)
Class II	(2,822,337)	(1,698,579)
Class Y	(948,456)	(335,269)
Return of capital:
Class I	–	(1)
Class II	–	(5,146)
Class Y	–	(3,259)

Change in net assets from shareholder distributions	(3,770,890)	(2,042,367)

Change in net assets from capital transactions	290,168,743	288,790,044

Change in net assets	384,162,704	208,517,194

Net Assets:
Beginning of year	208,517,194	–

End of year	$592,679,898	$208,517,194

Accumulated undistributed net investment income at end of year	$557,415	$2,070

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$8,307	$12,335
Dividends reinvested	97	114
Cost of shares redeemed	(9,353)	–

Total Class I	(949)	12,449

Class II Shares
Proceeds from shares issued	333,647,503	259,645,818
Dividends reinvested	2,822,337	1,703,701
Cost of shares redeemed	(103,023,380)	(13,106,132)

Total Class II	233,446,460	248,243,387

Class Y Shares
Proceeds from shares issued	$68,188,208	$47,395,994
Dividends reinvested	948,456	338,527
Cost of shares redeemed	(12,413,432)	(7,200,313)

Total Class Y	56,723,232	40,534,208

Change in net assets from capital transactions	$290,168,743	$288,790,044

Amounts designated as “—” are zero or have been rounded to zero. (a)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

18 Annual Report 2009

	NVIT Multi-Manager Mid Cap Value Fund

	Year Ended	Period Ended
	December 31, 2009	December 31, 2008 (a)

SHARE TRANSACTIONS:
Class I Shares
Issued	1,305	1,341
Reinvested	13	16
Redeemed	(1,649)	–

Total Class I Shares	(331)	1,357

Class II Shares
Issued	41,021,876	26,112,387
Reinvested	341,569	237,507
Redeemed	(13,655,677)	(1,558,406)

Total Class II Shares	27,707,768	24,791,488

Class Y Shares
Issued	9,048,084	5,390,476
Reinvested	119,189	46,791
Redeemed	(1,483,536)	(731,571)

Total Class Y Shares	7,683,737	4,705,696

Total change in shares	35,391,174	29,498,541

Amounts designated as “—” are zero or have been rounded to zero. (a)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 19

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Mid Cap Value Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized								Ratio of Net	Ratio of
			and							Ratio of	Investment	Expenses
	Net Asset		Unrealized				Net			Expenses	Income	(Prior to
	Value,	Net	Gains (Losses)	Total	Net		Asset		Net Assets	to Average	to Average	Reimbursements)
	Beginning	Investment	from	from	Investment	Total	Value, End	Total	at End	Net	Net	to Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Distributions	of Period	Return (a)	of Period	Assets (b)	Assets (b)	Assets (b)(c)	Turnover (d)
Class I Shares
Year Ended December 31, 2009 (e)	$7.07	0.13	2.03	2.16	(0.10)	(0.10)	$9.13	30.76%	$9,371	0.91%	1.70%	0.95%	224.72%
Period Ended December 31, 2008 (e)(f)	$10.00	0.11	(2.94)	(2.83)	(0.10)	(0.10)	$7.07	(28.35%)	$9,595	0.81%	1.58%	0.99%	114.39%

Class II Shares
Year Ended December 31, 2009 (e)	$7.07	0.11	2.02	2.14	(0.08)	(0.08)	$9.13	30.47%	$479,483,845	1.08%	1.35%	1.11%	224.72%
Period Ended December 31, 2008 (e)(f)	$10.00	0.10	(2.94)	(2.84)	(0.09)	(0.09)	$7.07	(28.50%)	$175,240,571	1.15%	1.47%	1.21%	114.39%

Class Y Shares
Year Ended December 31, 2009 (e)	$7.07	0.13	2.03	2.17	(0.10)	(0.10)	$9.14	30.90%	$113,186,682	0.82%	1.62%	0.85%	224.72%
Period Ended December 31, 2008 (e)(f)	$10.00	0.13	(2.96)	(2.83)	(0.10)	(0.10)	$7.07	(28.35%)	$33,267,028	0.81%	1.95%	0.96%	114.39%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

20 Annual Report 2009

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Mid Cap Value Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time (i.e., a “subsequent event”). Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value securities are not intended to indicate the risk associated with investing in those securities.

22 Annual Report 2009

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$577,895,496	$—	$—	$577,895,496

Exchange Traded Fund	6,906,311	—	—	6,906,311

Forward Currency Contracts	—	61,140	—	61,140

Mutual Funds	7,579,777	—	—	7,579,777

Repurchase Agreement	—	6,088,139	—	6,088,139

Total Assets	592,381,584	6,149,279	—	598,530,863

Liabilities:
Forward Currency Contracts	—	(559)	—	(559)

Total Liabilities	—	(559)	—	(559)

Total	$592,381,584	$6,148,720	$—	$598,530,304

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

* See Statement of Investments for identification of securities by type and industry classification.

(b)	Credit Derivatives

The Fund is subject to the provisions of ASC 815, “Derivatives and Hedging” (formerly known as SFAS 133). In September 2008, the FASB amended ASC 815-10 (formerly known as FSP FAS 133-1). ASC 815-10, which is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives, requires financial disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments and disclosures of the current status of the payment performance risk of a guarantee. Management has concluded that adoption of the amendments did not impact the Fund’s financial statement disclosures.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund translates foreign currency transactions into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. The fluctuations are included in the net realized and unrealized gain or loss shown on the Statement of Operations.

(d)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the Fund enters into a forward foreign currency contract, it is exposed to risks from unanticipated movements in the value of the foreign currency relative to the U.S.

2009 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2009

dollar, and the risk that the counterparties to the contract may be unable to meet their obligations under the contract.

Forward foreign currency contracts, if any, are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) from forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

(e)	Futures Contracts

The Fund is subject to equity price risk, credit risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into financial futures contracts (“futures contracts”) to gain exposure to, or hedge against changes in, the value of equities, the value of fixed income securities, interest rates or foreign currencies. The Fund may also enter into futures contracts for non-hedging purposes. If the Fund does so, the aggregate initial margin and premiums required to enter into and maintain futures contracts may not exceed 5% of the value of the Fund’s net assets after taking into account unrealized profits and unrealized losses on such futures contracts.

Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, know as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value/market value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. Futures contracts involve minimal counterparty credit risk to the Fund because futures contracts are exchange-traded, and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees futures contacts against defaults.

Futures contracts, if any, are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures.”

The Fund is subject to the provisions of FASB ASC, “Derivatives and Hedging” (ASC 815) (formerly known as Statement of Financial Accounting Standards 161). The standard requires enhanced disclosure about an entity’s derivative and hedging activities. The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2009.

24 Annual Report 2009

Fair Values of Derivative Instruments as of December 31, 2009

Derivatives not accounted for as hedging instruments under ASC 815

Statement of Assets & Liabilities Location
Assets:	Asset Derivatives	Fair Value

Foreign exchange contracts	Receivables	$61,140

Liabilities:	Liability Derivatives

Foreign exchange contracts	Payables	$(559)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009

Realized Gain (Loss)

Risk Exposure	Amount

Futures	$(8,564,909)

Forwards	$(311,704)

Total	$(8,876,613)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Operations for the Year Ended December 31, 2009

Unrealized Appreciation/(Depreciation)

Risk Exposure

Forward Contracts	$79,191

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the year ended December 31, 2009.

(f)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty. As of December 31, 2009 the Fund held repurchase agreements with a value of $6,088,139.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the

2009 Annual Report 25

Notes to Financial Statements (Continued)
December 31, 2009

accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(h)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that (1) the borrower deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter the borrower mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2009, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral

$5,899,861	$6,088,139

(i)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(j)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial

26 Annual Report 2009

statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(k)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadvisers for the Fund. The subadvisers listed below manage all of the Fund’s investments and have the responsibility for making all investment decisions for that portion of the Fund unless otherwise indicated.

Subadvisors

- American Century Investment Management, Inc.

- RiverSource Investments, LLC

- Thomson, Siegel & Walmsley LLC

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

All Assets	0.75%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadvisers. NFA paid the subadvisers $960,711 for the year ended December 31, 2009.

2009 Annual Report 27

Notes to Financial Statements (Continued)
December 31, 2009

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding 0.81% for all share classes until at least April 30, 2010.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated with the consent of the Board of Trustees at any time.

As of December 31, 2009, the cumulative potential reimbursements, listed by the year in which NFA waived or reimbursed fees or expenses to the Fund, are:

Period Ended	Fiscal Year
December 31, 2008 (a)	2009
Amount	Amount	Total

$82,427	$98,217	$180,644

(a)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services

28 Annual Report 2009

to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2009, NFS received $43,137 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $1,871.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. These fees are based on average daily net assets of class II of the Fund at an annual rate not to exceed 0.25%. NFD is a wholly-owned subsidiary of NFSDI.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $1,001,802,213 and sales of $721,257,530 (excluding short-term securities).

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

2009 Annual Report 29

Notes to Financial Statements (Continued)
December 31, 2009

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$3,770,890	$—	$3,770,890	$—	$3,770,890

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the period ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$2,033,961	$—	$2,033,961	$8,406	$2,042,367

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed					Total
Undistributed	Long-Term			Accumulated	Unrealized	Accumulated
Ordinary	Capital	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$617,996	$—	$617,996	$—	$(26,980,867)	$40,214,436	$13,851,565

Amounts designated as “—” are zero or have been rounded to zero.

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to wash sales,

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$558,257,345	$48,344,184	$(8,131,806)	$40,212,378

30 Annual Report 2009

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contributions:

Amount	Expires

$3,122,385	2016

$22,938,335	2017

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2009, the Fund deferred to January 1, 2010 post-October capital losses in the amount of $920,147.

9. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

2009 Annual Report 31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Mid Cap Value Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009 and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period March 25, 2008 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

32 Annual Report 2009

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

2009 Annual Report 33

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

34 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

2009 Annual Report 35

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

36 Annual Report 2009

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund		Fund Complex
Name and	and Length of	Principal Occupation(s)	Overseen by	Other
Year of Birth	Time Served[1]	During Past 5 Years[2]	Trustee	Directorships Held by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2009 Annual Report 37

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund		Fund Complex
Name and	and Length of	Principal Occupation(s)	Overseen by	Other
Year of Birth	Time Served[1]	During Past 5 Years[2]	Trustee	Directorships Held by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

38 Annual Report 2009

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NVIT Multi-Manager Small Cap Growth Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MM-SCG (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Growth investing involves buying stocks that have relatively high prices in relation to their earnings. Because of these higher valuations, investing in growth stocks may be more risky than investing in companies with more modest growth expectations. Growth stocks also may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. During periods of growth stock underperformance, the Fund may underperform other funds that use different investing styles.

The Fund may purchase securities in initial public offerings (IPOs), which can be very volatile and carry high transaction costs.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

2 Annual Report 2009

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of OppenheimerFunds, Inc. or Waddell & Reed Investment Management Co.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of OppenheimerFunds, Inc. or Waddell & Reed Investment Management Co.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Multi-Manager Small Cap Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Multi-Manager Small Cap Growth Fund (Class I at NAV) returned 27.46% versus 34.47% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Small-Cap Growth Funds (consisting of 101 funds as of December 31, 2009) was 35.86% for the same time.

What areas of investment provided the most positive relative returns for the Fund?

Contributors to Fund performance during the reporting period included strong stock selection within the energy, financials and telecommunications services sectors.

Within the energy sector, the Fund’s holdings in the oil, gas and consumable fuels subsector fared well, with Petrohawk Energy Corp. contributing to Fund performance. Fund holdings Concho Resources Inc. and Carrizo Oil & Gas, Inc. also contributed positively to the Fund’s relative performance.

The Fund’s holdings in the financials sector performed less well overall. The Fund’s underweight positions in this sector, however, helped Fund performance in one portion, or “sleeve,” of the Fund’s assets, while strong stock selection in firms such as Waddell & Reed Financial, Inc. and MSCI Inc. helped in the other portion of Fund assets.

Fund holdings in the telecommunications services sector benefited the Fund. The Fund’s overweighting to SBA Communications Corp. helped Fund performance.

What areas of investment detracted from Fund performance?

The Fund underperformed its benchmark index for the reporting period. Detractors from Fund performance during the reporting period included relative underperformers and weak stock selection within the consumer discretionary, health-care and industrials sectors.

Education-related Fund holdings in the consumer discretionary sector underperformed within the Fund. Holdings in the specialty retail subsector also failed to help Fund performance. In addition, the Fund’s holdings in clothing retailers such as Aéropostale, Inc. and The Gymboree Corp. detracted from Fund performance.

Within health care, the Fund underperformed primarily in the biotechnology and health-care equipment and supplies subsector. The Fund’s underweight position in successfully performing Human Genome Sciences, Inc. and overweight position in the underperforming stock ABIOMED, Inc. detracted from Fund performance.

In terms of industrials, the Fund’s stock selection within the commercial services and supplies subsector detracted from Fund performance. The Fund’s holdings in Clean Harbors, Inc.; Team, Inc.; Copart, Inc.; and Stericycle, Inc. did not benefit the Fund.

What is your outlook for the near term?

A sense of wariness persists about the economic landscape for 2010, despite the strong equity market gains in the second half of the reporting period. The federal government’s massive liquidity programs have given investors a big confidence boost to get back into the stock market, but controversy continues over whether these initiatives are sufficient for lasting recovery and economic expansion. Also of concern is the potential residual effect of high unemployment on housing, incomes, consumption and debt reduction. Another major concern is the lingering uncertainty about government policy and huge budget deficits.

Despite these concerns, the financial markets appear to be in a period of recovery. While growth stocks have not yet returned to favor, we are in the early period of a longer cycle that favors growth companies. Therefore, higher-quality growth stocks that have a more structured and sustainable revenue and earnings stream are poised to grow with positive cash flows. Companies that can produce quality revenue growth independent of government stimulus spending should distinguish themselves in the market in the coming months.

The following subadvisers each manage a portion (“sleeve”) of the Fund’s assets:

Subadviser:
OppenheimerFunds, Inc.

Portfolio Manager:
Ronald J. Zibelli Jr., CFA

Subadviser:
Waddell & Reed Investment Management Co.

Portfolio Managers:
Kenneth McQuade and Mark G. Seferovich

2009 Annual Report 5

Fund Performance	NVIT Multi-Manager Small Cap Growth Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	5 Yr.	10 Yr.

Class I2	27.46%	-3.52%	-4.44%

Class II3	27.19%	-3.75%	-4.67%

Class III[3]	27.63%	-3.50%	-4.49%

Class Y3	27.74%	-3.45%	-4.41%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[3]	These returns until the creation of the Class II shares (March 7, 2002), Class III shares (July 5, 2002) and Class Y shares (March 27, 2008) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II, Class III and Class Y shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I shares. Class Y shares’ annual returns have not been restated to reflect lower expenses for that class than apply to Class I shares. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Expense Ratios

Expense
Ratio*

Class I	1.25%

Class II	1.50%

Class III	1.25%

Class Y	1.10%

*	Current effective prospectus. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Nationwide NVIT Multi-Manager Small Cap Growth Fund versus performance of the Russell 2000 Growth Index (Russell 2000 Growth)(a) and The Consumer Price Index (CPI)(b) over the 10 year period ended 12/31/09. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Russell 2000 Growth is an unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	NVIT Multi-Manager Small Cap Growth Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
December 31, 2009

			Beginning	Ending	Expenses Paid	Expenses Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
NVIT Multi-Manager Small Cap Growth Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class I Shares	Actual		1,000.00	1,208.30	7.07	1.27
	Hypothetical	[b]	1,000.00	1,018.80	6.46	1.27

Class II Shares	Actual		1,000.00	1,207.00	8.46	1.52
	Hypothetical	[b]	1,000.00	1,017.54	7.73	1.52

Class III Shares	Actual		1,000.00	1,209.50	7.07	1.27
	Hypothetical	[b]	1,000.00	1,018.80	6.46	1.27

Class Y Shares	Actual		1,000.00	1,209.80	6.24	1.12
	Hypothetical	[b]	1,000.00	1,019.56	5.70	1.12

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	NVIT Multi-Manager Small Cap Growth Fund
December 31, 2009

Asset Allocation

Common Stocks	94.0%
Mutual Funds	6.1%
Liabilities in excess of other assets	(0	.1)%

	100.0%

Top Industries†

Software	14.1%
Internet Software & Services	6.0%
Health Care Providers & Services	5.7%
Semiconductors & Semiconductor Equipment	5.4%
Hotels, Restaurants & Leisure	4.9%
Specialty Retail	4.9%
Health Care Technology	4.8%
Oil, Gas & Consumable Fuels	4.3%
Health Care Equipment & Supplies	4.2%
Machinery	4.1%
Other Industries	41.6%

100.0%

Top Holdings†

Invesco AIM Liquid Assets Portfolio	6.1%
HMS Holdings Corp.	1.7%
LKQ Corp.	1.7%
Blackboard, Inc.	1.6%
Athenahealth, Inc.	1.5%
Concur Technologies, Inc.	1.5%
MICROS Systems, Inc.	1.4%
Blackbaud, Inc.	1.4%
CommVault Systems, Inc.	1.3%
O’Reilly Automotive, Inc.	1.3%
Other Holdings	80.5%

100.0%

Top Countries†

United States	94.1%
China	1.7%
Netherlands	1.3%
Canada	0.8%
Greece	0.7%
Argentina	0.7%
Bermuda	0.7%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

NVIT Multi-Manager Small Cap Growth Fund

Common Stocks 94.0%

	Shares	Market Value

ARGENTINA 0.7%

Internet Software & Services 0.7%
MercadoLibre, Inc.*	13,110	$680,016

BERMUDA 0.7%

Internet Software & Services 0.7%
VistaPrint NV*	11,190	634,025

CANADA 0.8%
Media 0.4%
Imax Corp.*	25,800	343,140

Metals & Mining 0.4%
Thompson Creek Metals Co., Inc.*	34,520	404,575

		747,715

CHINA 1.7%

Electrical Equipment 0.3%
Harbin Electric, Inc.*	12,500	256,750

Hotels, Restaurants & Leisure 0.1%
7 Days Group Holdings Ltd. ADR*	5,200	64,896

Machinery 0.3%
SmartHeat, Inc.*	21,600	313,632

Software 0.7%
Longtop Financial Technologies Ltd. ADR*	16,830	623,047

Textiles, Apparel & Luxury Goods 0.3%
Fuqi International, Inc.*	17,190	308,560

		1,566,885

GREECE 0.7%

Transportation Infrastructure 0.7%
Aegean Marine Petroleum Network, Inc.	25,970	713,656

NETHERLANDS 1.3%

Construction & Engineering 0.8%
Chicago Bridge & Iron Co. NV NYRS*	36,450	737,019

Energy Equipment & Services 0.5%
Core Laboratories NV	3,770	445,312

Pharmaceuticals 0.0%
Eurand NV*	3,400	43,860

		1,226,191

UNITED STATES 88.1%
Aerospace & Defense 1.0%
Aerovironment, Inc.*	21,100	613,588
BE Aerospace, Inc.*	11,900	279,650

		893,238

Air Freight & Logistics 0.3%
Atlas Air Worldwide Holdings, Inc.*	7,500	279,375

Biotechnology 2.3%
Alexion Pharmaceuticals, Inc.*	21,260	1,037,913
Myriad Genetics, Inc.*	14,090	367,749
Savient Pharmaceuticals, Inc.*	17,560	238,992
United Therapeutics Corp.*	9,310	490,171

		2,134,825

Capital Markets 2.3%
Artio Global Investors, Inc.*	9,980	254,390
Evercore Partners, Inc., Class A	13,240	402,496
KBW, Inc.*	10,500	287,280
Stifel Financial Corp.*	13,240	784,338
Waddell & Reed Financial, Inc., Class A	14,900	455,046

		2,183,550

Chemicals 0.3%
Solutia, Inc.*	23,540	298,958
Commercial Banks 1.1%
East West Bancorp, Inc.	29,570	467,206
Signature Bank*	17,320	552,508

		1,019,714

Commercial Services & Supplies 0.3%
Waste Connections, Inc.*	8,130	271,054

Communications Equipment 3.4%
Acme Packet, Inc.*	25,400	279,400
Aruba Networks, Inc.*	50,390	537,157
Blue Coat Systems, Inc.*	19,310	551,107
F5 Networks, Inc.*	13,430	711,522
Riverbed Technology, Inc.*	48,800	1,120,936

		3,200,122

Computers & Peripherals 1.1%
Compellent Technologies, Inc.*	27,850	631,638
Netezza Corp.*	41,210	399,737

		1,031,375

Construction & Engineering 0.4%
Orion Marine Group, Inc.*	15,850	333,801

Containers & Packaging 0.7%
Bway Holding Co.*	11,600	222,952
Rock-Tenn Co., Class A	8,300	418,403

		641,355

Distributors 1.7%
LKQ Corp.*	81,838	1,603,206
Diversified Consumer Services 2.2%
American Public Education, Inc.*	19,650	675,174
Capella Education Co.*	11,650	877,245
Education Management Corp.*	12,810	281,948
Strayer Education, Inc.	1,210	257,113

		2,091,480

Diversified Financial Services 0.3%
MSCI, Inc., Class A*	10,060	319,908

Electrical Equipment 1.4%
American Superconductor Corp.*	7,930	324,337

2009 Annual Report 9

Statement of Investments (Continued)
December 31, 2009

NVIT Multi-Manager Small Cap Growth Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

UNITED STATES (continued)
Electrical Equipment (continued)

GrafTech International Ltd.*	26,390	$410,365
Regal-Beloit Corp.	10,600	550,564

		1,285,266

Electronic Equipment, Instruments & Components 0.7%
DTS, Inc.*	20,100	687,621

Energy Equipment & Services 0.4%
Oceaneering International, Inc.*	7,180	420,174

Food Products 1.2%
Diamond Foods, Inc.	16,410	583,211
TreeHouse Foods, Inc.*	12,800	497,408

		1,080,619

Health Care Equipment & Supplies 4.2%
ABIOMED, Inc.*	41,500	362,710
Edwards Lifesciences Corp.*	3,990	346,532
ICU Medical, Inc.*	8,360	304,638
IDEXX Laboratories, Inc.*	5,260	281,094
Merit Medical Systems, Inc.*	26,900	518,901
NuVasive, Inc.*	21,800	697,164
Thoratec Corp.*	20,300	546,476
Volcano Corp.*	50,900	884,642

		3,942,157

Health Care Providers & Services 5.8%
Bio-Reference Labs, Inc.*	12,990	509,078
Catalyst Health Solutions, Inc.*	8,790	320,571
Genoptix, Inc.*	14,390	511,277
Hanger Orthopedic Group, Inc.*	43,910	607,275
Healthways, Inc.*	28,830	528,742
HMS Holdings Corp.*	33,060	1,609,692
IPC The Hospitalist Co., Inc.*	17,860	593,845
Mednax, Inc.*	12,070	725,528

		5,406,008

Health Care Technology 4.8%
Allscripts-Misys Healthcare Solutions, Inc.*	60,150	1,216,835
Athenahealth, Inc.*	31,840	1,440,442
MedAssets, Inc.*	20,150	427,381
Omnicell, Inc.*	48,150	562,874
Phase Forward, Inc.*	18,000	276,300
SXC Health Solutions Corp.*	11,510	620,964

		4,544,796

Hotels, Restaurants & Leisure 4.8%
Buffalo Wild Wings, Inc.*	7,360	296,387
Cheesecake Factory, Inc. (The)*	21,890	472,605
Chipotle Mexican Grill, Inc., Class A*	4,140	364,982
Gaylord Entertainment Co.*	37,550	741,613
Panera Bread Co., Class A*	8,370	560,539
Scientific Games Corp., Class A*	61,350	892,643
Vail Resorts, Inc.*	20,050	757,890
WMS Industries, Inc.*	11,360	454,400

		4,541,059

Household Durables 0.3%
Deer Consumer Products, Inc.*	23,600	267,152
Information Technology Services 0.8%
CyberSource Corp.*	16,920	340,261
TNS, Inc.*	14,780	379,698

		719,959

Internet Software & Services 4.6%
Archipelago Learning, Inc.*	27,570	570,699
Constant Contact, Inc.*	48,050	768,800
DealerTrack Holdings, Inc.*	25,500	479,145
Equinix, Inc.*	4,030	427,784
GSI Commerce, Inc.*	30,500	774,395
OpenTable, Inc.*	10,700	272,422
Rackspace Hosting, Inc.*	28,990	604,442
Vocus, Inc.*	23,450	422,100

		4,319,787

Life Sciences Tools & Services 0.3%
Illumina, Inc.*	8,620	264,203
Machinery 3.8%
Bucyrus International, Inc.	12,810	722,100
Chart Industries, Inc.*	16,320	270,096
Gardner Denver, Inc.	13,590	578,254
Nordson Corp.	9,630	589,163
Robbins & Myers, Inc.	11,290	265,541
Wabtec Corp.	28,170	1,150,463

		3,575,617

Oil, Gas & Consumable Fuels 4.3%
Arena Resources, Inc.*	12,480	538,137
Bill Barrett Corp.*	27,600	858,636
Brigham Exploration Co.*	52,400	710,020
Carrizo Oil & Gas, Inc.*	37,220	985,958
Concho Resources, Inc.*	21,250	954,125

		4,046,876

Paper & Forest Products 0.3%
Schweitzer-Mauduit International, Inc.	4,310	303,209

Personal Products 1.2%
Alberto-Culver Co.	39,400	1,154,026

Pharmaceuticals 0.3%
Perrigo Co.	7,330	292,027

Professional Services 2.4%
CoStar Group, Inc.*	15,900	664,143
ICF International, Inc.*	18,630	499,284
IHS, Inc., Class A*	6,930	379,833
Monster Worldwide, Inc.*	14,620	254,388
TrueBlue, Inc.*	31,810	471,106

		2,268,754

10 Annual Report 2009

Statement of Investments (Continued)
December 31, 2009

NVIT Multi-Manager Small Cap Growth Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

UNITED STATES (continued)

Real Estate Investment Trusts (REITs) 0.3%
Digital Realty Trust, Inc.	5,870	$295,144

Real Estate Management & Development 0.4%
Jones Lang LaSalle, Inc.	6,500	392,600

Road & Rail 2.9%
J.B. Hunt Transport Services, Inc.	35,550	1,147,199
Kansas City Southern*	36,550	1,216,750
Knight Transportation, Inc.	19,950	384,835

		2,748,784

Semiconductors & Semiconductor Equipment 5.5%
Atheros Communications, Inc.*	14,200	486,208
Cavium Networks, Inc.*	35,400	843,582
Cymer, Inc.*	15,180	582,608
Monolithic Power Systems, Inc.*	23,890	572,643
Netlogic Microsystems, Inc.*	16,630	769,304
Silicon Laboratories, Inc.*	12,040	582,014
Varian Semiconductor Equipment Associates, Inc.*	17,060	612,113
Veeco Instruments, Inc.*	20,420	674,677

		5,123,149

Software 13.4%
ArcSight, Inc.*	10,900	278,822
Blackbaud, Inc.	55,450	1,310,283
Blackboard, Inc.*	34,150	1,550,069
CommVault Systems, Inc.*	52,400	1,241,356
Concur Technologies, Inc.*	32,440	1,386,810
EPIQ Systems, Inc.*	49,515	692,715
FactSet Research Systems, Inc.	13,775	907,359
Informatica Corp.*	5,400	139,644
MICROS Systems, Inc.*	43,350	1,345,150
Pegasystems, Inc.	19,600	666,400
Rosetta Stone, Inc.*	18,984	340,763
SolarWinds, Inc.*	52,500	1,208,025
Sourcefire, Inc.*	31,960	854,930
SuccessFactors, Inc.*	40,820	676,796

		12,599,122

Specialty Retail 4.9%
Chico’s FAS, Inc.*	42,200	592,910
Citi Trends, Inc.*	15,000	414,300
hhgregg, Inc.*	10,750	236,822
J Crew Group, Inc.*	18,650	834,401
Lumber Liquidators, Inc.*	19,040	510,272
O’Reilly Automotive, Inc.*	32,100	1,223,652
Rue21, Inc.*	10,340	290,451
Vitamin Shoppe, Inc.*	21,290	473,490

		4,576,298

Textiles, Apparel & Luxury Goods 1.1%
Phillips-Van Heusen Corp.	12,960	527,213
Warnaco Group, Inc. (The)*	12,750	537,922

		1,065,135

Wireless Telecommunication Services 0.6%
SBA Communications Corp. , Class A*	17,370	593,359

		82,814,862

Total Common Stocks (cost $71,552,459)		88,383,350

Mutual Fund 6.1%
Money Market Fund 6.1%
Invesco AIM Liquid Assets Portfolio, 0.18% (a)	5,701,084	5,701,084

Total Mutual Funds (cost $5,701,084)		5,701,084

Total Investments (cost $77,253,543) (b) — 100.1%		94,084,434

Liabilities in excess of other assets — (0.1)%		(65,711)

NET ASSETS — 100.0%		$94,018,723

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of December 31, 2009.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

Ltd.	Limited

NV	Public Traded Company

NYRS	New York Registry Shares

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statement of Assets and Liabilities
December 31, 2009

NVIT
Multi-Manager
Small Cap
Growth Fund

Assets:
Investments, at value (cost $77,253,543)	$94,084,434
Interest and dividends receivable	10,623
Receivable for capital shares issued	223,008
Prepaid expenses and other assets	462

Total Assets	94,318,527

Liabilities:
Payable for capital shares redeemed	25,712
Payable for investments purchased	74,002
Accrued expenses and other payables:
Investment advisory fees	74,312
Fund administration fees	3,345
Distribution fees	2,736
Administrative services fees	59,308
Accounting and transfer agent fees	1,497
Trustee fees	813
Custodian fees	765
Compliance program costs (Note 3)	562
Professional fees	3,323
Printing fees	52,061
Other	1,368

Total Liabilities	299,804

Net Assets	$94,018,723

Represented by:
Capital	$119,854,818
Accumulated net realized losses from investment transactions	(42,666,986)
Net unrealized appreciation/(depreciation) from investments	16,830,891

Net Assets	$94,018,723

Net Assets:
Class I Shares	$50,456,742
Class II Shares	13,225,952
Class III Shares	248,694
Class Y Shares	30,087,335

Total	$94,018,723

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	4,101,184
Class II Shares	1,095,484
Class III Shares	20,317
Class Y Shares	2,438,059

Total	7,655,044

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$12.30
Class II Shares	$12.07
Class III Shares	$12.24
Class Y Shares	$12.34

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statement of Operations
For the Year Ended December 31, 2009

NVIT
Multi-Manager
Small Cap
Growth Fund

INVESTMENT INCOME:
Interest income	$4,816
Dividend income	175,515
Income from securities lending (Note 2)	7,280

Total Income	187,611

EXPENSES:
Investment advisory fees	711,671
Fund administration fees	33,314
Distribution fees Class II Shares	27,691
Administrative services fees Class I Shares	68,308
Administrative services fees Class II Shares	16,614
Administrative services fees Class III Shares	395
Professional fees	11,905
Printing fees	71,489
Trustee fees	2,502
Custodian fees	7,695
Accounting and transfer agent fees	4,506
Compliance program costs (Note 3)	1,783
Other	4,703

Total expenses before earnings credit	962,576
Earnings credit (Note 5)	(3,435)

Net Expenses	959,141

NET INVESTMENT LOSS	(771,530)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(8,613,277)
Net change in unrealized appreciation/(depreciation) from investments	29,033,495

Net realized/unrealized gains from investments	20,420,218

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$19,648,688

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Statements of Changes in Net Assets

	NVIT Multi-Manager Small Cap
	Growth Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment loss	$(771,530)	$(526,539)
Net realized losses from investment transactions	(8,613,277)	(19,476,149)
Net change in unrealized appreciation/(depreciation) from investments	29,033,495	(43,172,771)

Change in net assets resulting from operations	19,648,688	(63,175,459)

Distributions to Shareholders From:
Change in net assets from shareholder distributions	–	–

Change in net assets from capital transactions	7,713,514	(10,236,565)

Change in net assets	27,362,202	(73,412,024)

Net Assets:
Beginning of year	66,656,521	140,068,545

End of year	$94,018,723	$66,656,521

Accumulated net investment income at end of year	$–	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$11,288,075	$14,170,566
Dividends reinvested	–	–
Cost of shares redeemed	(18,648,525)	(27,676,517)

Total Class I	(7,360,450)	(13,505,951)

Class II Shares
Proceeds from shares issued	1,641,838	6,278,450
Dividends reinvested	–	–
Cost of shares redeemed	(1,987,873)	(13,792,628)

Total Class II	(346,035)	(7,514,178)

Class III Shares
Proceeds from shares issued	129,899	52,156
Dividends reinvested	–	–
Cost of shares redeemed (b)	(197,078)	(169,108)

Total Class III	(67,179)	(116,952)

Class Y Shares (a)
Proceeds from shares issued	17,845,777	10,984,965
Dividends reinvested	–	–
Cost of shares redeemed	(2,358,599)	(84,449)

Total Class Y	15,487,178	10,900,516

Change in net assets from capital transactions:	$7,713,514	$(10,236,565)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Class Y commenced operations on March 27, 2008.

(b)	Includes redemption fees — See Note 4 to financial Statements.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Small Cap
	Growth Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

SHARE TRANSACTIONS:
Class I Shares
Issued	1,193,778	1,033,553
Reinvested	–	–
Redeemed	(1,955,143)	(2,179,016)

Total Class I Shares	(761,365)	(1,145,463)

Class II Shares
Issued	166,761	449,575
Reinvested	–	–
Redeemed	(207,296)	(1,073,308)

Total Class II Shares	(40,535)	(623,733)

Class III Shares
Issued	12,979	3,667
Reinvested	–	–
Redeemed	(18,518)	(12,011)

Total Class III Shares	(5,539)	(8,344)

Class Y Shares (a)
Issued	1,740,216	911,250
Reinvested	–	–
Redeemed	(205,904)	(7,503)

Total Class Y Shares	1,534,312	903,747

Total change in shares	726,873	(873,793)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Class Y commenced operations on March 27, 2008.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Small Cap Growth Fund

		Operations			Distributions						Ratios / Supplemental Data

			Net Realized												Ratio of
			and										Ratio of Net		Expenses
	Net Asset		Unrealized								Ratio of		Investment		(Prior to
	Value,	Net	Gains	Total	Net		Net Asset			Net Assets	Expenses		Loss		Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Total	Value, End	Total		at End of	to Average		to Average		to Average		Portfolio
	of Period	Income Loss	Investments	Operations	Income	Distributions	of Period	Return		Period	Net Assets		Net Assets		Net Assets (a)		Turnover (b)(e)
Class I Shares
Year Ended December 31, 2009 (c)	$9.65	(0.10)	2.75	2.65	–	–	$12.30	27.46%		$50,456,742	1.28%		(1.02%)		1.28%		115.90%
Year Ended December 31, 2008	$18.01	(0.08)	(8.28)	(8.36)	–	–	$9.65	(46.42%)		$46,899,774	1.26%		(0.50%)		1.26%		103.33%
Year Ended December 31, 2007	$16.41	(0.16)	1.76	1.60	–	–	$18.01	9.75%		$108,218,694	1.22%		(0.83%)		1.22%		63.09%
Year Ended December 31, 2006	$15.90	(0.14)	0.65	0.51	–	–	$16.41	3.21%		$123,771,355	1.25%		(0.81%)		1.25%		58.45%
Year Ended December 31, 2005	$14.71	(0.13)	1.32	1.19	–	–	$15.90	8.09%		$141,684,344	1.22%		(0.83%)		1.22%		58.28%
Class II Shares
Year Ended December 31, 2009 (c)	$9.49	(0.13)	2.71	2.58	–	–	$12.07	27.19%		$13,225,952	1.53%		(1.28%)		1.53%		115.90%
Year Ended December 31, 2008	$17.75	(0.14)	(8.12)	(8.26)	–	–	$9.49	(46.54%)		$10,778,869	1.52%		(0.78%)		1.52%		103.33%
Year Ended December 31, 2007	$16.21	(0.13)	1.67	1.54	–	–	$17.75	9.50%		$31,237,254	1.47%		(1.07%)		1.47%		63.09%
Year Ended December 31, 2006	$15.74	(0.18)	0.65	0.47	–	–	$16.21	2.99%		$19,047,491	1.51%		(1.07%)		1.51%		58.45%
Year Ended December 31, 2005	$14.61	(0.14)	1.27	1.13	–	–	$15.74	7.73%		$19,521,332	1.46%		(1.08%)		1.46%		58.28%
Class III Shares
Year Ended December 31, 2009 (c)	$9.59	(0.10)	2.75	2.65	–	–	$12.24	27.63%		$248,694	1.28%		(1.04%)		1.28%		115.90%
Year Ended December 31, 2008	$17.91	(0.08)	(8.24)	(8.32)	–	–	$9.59	(46.45%)		$248,071	1.24%		(0.50%)		1.24%		103.33%
Year Ended December 31, 2007	$16.31	(0.15)	1.75	1.60	–	–	$17.91	9.81%		$612,597	1.20%		(0.80%)		1.20%		63.09%
Year Ended December 31, 2006	$15.80	(0.16)	0.67	0.51	–	–	$16.31	3.23%		$666,901	1.24%		(0.80%)		1.24%		58.45%
Year Ended December 31, 2005	$14.63	(0.14)	1.31	1.17	–	–	$15.80	8.00%		$832,688	1.23%		(0.84%)		1.23%		58.28%
Class Y Shares
Year Ended December 31, 2009 (c)	$9.66	(0.09)	2.77	2.68	–	–	$12.34	27.74%		$30,087,335	1.12%		(0.88%)		1.12%		115.90%
Period Ended December 31, 2008 (d)	$14.36	–	(4.70)	(4.70)	–	–	$9.66	(32	.73%)(e)	$8,729,807	1	.20%(f)	(0	.09%)(f)	1	.20%(f)	103.33%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	There were no fee reductions during the year.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	For the period from March 27, 2008 (commencement of operations) through December 31, 2008.

(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

16 Annual Report 2009

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Small Cap Growth Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Investments held by money market funds are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. A money market fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security

2009 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2009

but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets.

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc).

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Common Stocks	$88,383,350	$—	$—	$88,383,350

Mutual Fund	5,701,084	—	—	5,701,084

Total	$94,084,434	$—	$—	$94,084,434

Amounts designated as “—”, which may include fair value securities, are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

18 Annual Report 2009

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty. As of December 31, 2009, the Fund did not hold any repurchase agreements.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(e)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding, Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. The subadvisers listed below manage all or a portion of the Fund’s investments and have the responsibility for making all investment decisions for that portion of the Fund unless otherwise indicated.

Subadvisers

- Waddell & Reed Investment Management Company

- Oberweis Asset Management, Inc.*

- OpperheimerFunds, Inc.

*	Effective January 26, 2009, Oberweis Asset Management, Inc. was terminated as a Fund subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

All Assets	0.95%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadviser $267,647 for the year ended December 31, 2009.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated

20 Annual Report 2009

proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class III shares of the Fund.

For the year ended December 31, 2009, NFS received $85,317 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $1,783.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the Class II of the Fund at an annual rate not to exceed 0.25%.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees as follows:

Class	Amount

Class III	$151

For the year ended December 31, 2008, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $145 from Class III.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $86,904,482 and sales of $81,725,494 (excluding short-term securities).

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

22 Annual Report 2009

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$—	$—	$—	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$—	$—	$—	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$—	$—	$—	$—	$(42,155,459)	$16,319,364	$(25,836,095)

Amounts designated as “ — ” are zero or have been rounded to zero.

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to wash sales.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$77,765,070	$19,172,495	$(2,853,131)	$16,319,364

2009 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2009

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contributions:

Amount	Expires

$7,334,774	2010

$7,256,119	2011

$11,406,647	2016

$16,157,919	2017

10. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

24 Annual Report 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Small Cap Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

2009 Annual Report 25

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

26 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

2009 Annual Report 27

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

28 Annual Report 2009

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2009 Annual Report 29

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

30 Annual Report 2009

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NVIT Multi-Manager Small Cap Value Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

10	Statement of Investments

19	Statement of Assets and Liabilities

21	Statement of Operations

22	Statements of Changes in Net Assets

24	Financial Highlights

25	Notes to Financial Statements

35	Report of Independent Registered Public Accounting Firm

36	Supplemental Information

37	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MM-SCV (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. This can cause the Fund to underperform other funds that use different investing styles. International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

The Fund may purchase securities in initial public offerings (IPOs), which can be very volatile and carry high transaction costs.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 2000® Value Index: An unmanaged index that measures the performance of the stocks of

2 Annual Report 2009

U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Aberdeen Asset Management Inc.; Epoch Investment Partners, Inc.; or JPMorgan Investment Management Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Aberdeen Asset Management Inc.; Epoch Investment Partners, Inc.; or JPMorgan Investment Management Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Multi-Manager Small Cap Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Multi-Manager Small Cap Value Fund (Class I at NAV) returned 26.22% versus 20.58% for its benchmark, the Russell 2000® Value Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Small-Cap Core Funds (consisting of 138 funds as of December 31, 2009) was 30.61% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s security selection in the industrials, financials, consumer discretionary and information technology sectors provided the most positive relative returns for the Fund during the reporting period.

During the reporting period, the primary contributors to Fund performance among individual Fund holdings included apparel manufacturer Phillips-Van Heusen Corp.; The Macerich Co., a California-based real estate investment trust (REIT); and semiconductor manufacturer NVIDIA Corp. Phillips-Van Heusen benefited from the impressive performance of its Calvin Klein brand, which experienced improved profit margins that are expected to continue. The Macerich Co.’s business model enabled the company to maintain a stable level of funds from operations relative to weak expectations;.the stock also traded at a discounted valuation in comparison to that of its peers. NVIDIA’s share price rose as the company benefited from continued market share gains and leverage to an economic turnaround, while NVIDIA’s stock maintained a relatively inexpensive valuation.

In the financials sector, the Fund’s overweight position in World Acceptance Corp., a consumer finance firm, boosted Fund performance; the company reported strong earnings with large gains in revenue and net income. An overweight position in another Fund holding, Dollar Financial Corp., contributed to Fund returns during the reporting period; the firm reported a sequential quarterly increase in revenue during the fourth quarter of 2009.

What areas of investment detracted from Fund performance?

Stock selection in materials and, to a lesser extent, telecommunications services hampered Fund returns. The most significant individual stock detractors from Fund performance were Fund holdings Westfield Financial, Inc., a Massachusetts-based bank holding company; biopharmaceutical company ViroPharma Inc.; and correctional facility operator Corrections Corporation of America.

Stock selection in the consumer cyclical and basic materials sectors also hurt Fund performance. The Fund’s holdings in food distributor and grocer Nash-Finch Co. detracted from Fund performance; the company’s second-quarter 2009 earnings fell. The Fund’s position in Pacer International, Inc., a transportation broker, also weighed negatively on Fund returns. Overall weakness among retailers in 2009 lessened demand for shipping as inventory sat on store shelves.

What is your outlook for the near term?

As the market and the economy continue to see modest improvement, we note that financing is becoming easier to find, financial liquidity is actually quite good, and many non-equity asset classes are providing lower returns relative to equities. These factors could easily attract more investors into equities, including investments in the United States, throughout the coming months.

As different economies emerge from the global recession at varying paces, interest-rate differentials will again play a critical role in currency exchange rates and global competitiveness. As 2010 progresses, the improved broad earnings picture for companies may be offset by valuation contraction, spurred by higher interest rates.

We believe that the economy should experience some growth in 2010. It will come from a relatively low base and in an “ebbing-and-flowing” type of expansion, but should be enough to sustain future improvement.

2009 Annual Report 5

NVIT Multi-Manager Small Cap Value Fund
(Continued)

The following subadvisers each manage a portion (“sleeve”) of the Fund’s assets:

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Managers:
Jason Kotik, CFA and Michael Manzo, CFA

Subadviser:
Epoch Investment Partners, Inc.

Portfolio Managers:
David N. Pearl, William W. Priest and
Michael A. Welhoelter, CFA

Subadviser:
JPMorgan Investment Management Inc.

Portfolio Managers:
Christopher T. Blum, CFA and Dennis S. Ruhl, CFA

6 Annual Report 2009

Fund Performance	NVIT Multi-Manager Small Cap Value Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	5 Yr.	10 Yr.

Class I2	26.22%	-0.73%	6.30%

Class II3	25.86%	-0.99%	6.05%

Class III[3]	26.33%	-0.73%	6.32%

Class IV3	26.41%	-0.72%	6.31%

Class Y3	26.60%	-0.68%	6.33%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[3]	These returns until the creation of the Class II shares (May 6, 2002), Class III shares (May 3, 2002), Class IV shares (April 28, 2003) and Class Y shares (March 27, 2008) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II, Class III, Class IV and Class Y shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I shares. Class Y shares’ annual returns have not been restated to reflect lower expenses for that class than to apply Class I shares. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Expense Ratios

Expense
Ratio*

Class I	1.13%

Class II	1.38%

Class III	1.13%

Class IV	1.13%

Class Y	0.98%

*	Current effective prospectus. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Nationwide NVIT Multi-Manager Small Cap Value Fund versus performance of the Russell 2000 Value Index (Russell 2000 Value)(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/09. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Russell 2000 Value measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 7

Shareholder	NVIT Multi-Manager Small Cap Value Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
NVIT Multi-Manager			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Small Cap Value Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class I Shares	Actual		1,000.00	1,263.30	6.45	1.13
	Hypothetical	[b]	1,000.00	1,019.51	5.75	1.13

Class II Shares	Actual		1,000.00	1,260.40	7.86	1.38
	Hypothetical	[b]	1,000.00	1,018.25	7.02	1.38

Class III Shares	Actual		1,000.00	1,264.40	6.45	1.13
	Hypothetical	[b]	1,000.00	1,019.51	5.75	1.13

Class IV Shares	Actual		1,000.00	1,263.30	6.45	1.13
	Hypothetical	[b]	1,000.00	1,019.51	5.75	1.13

Class Y Shares	Actual		1,000.00	1,264.80	5.59	0.98
	Hypothetical	[b]	1,000.00	1,020.27	4.99	0.98

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8 Annual Report 2009

Portfolio Summary	NVIT Multi-Manager Small Cap Value Fund
December 31, 2009

Asset Allocation

Common Stocks	97.4%
Repurchase Agreement	3.0%
Mutual Fund	2.3%
U.S. Government Sponsored & Agency Obligation	0.0%
Liabilities in excess of other assets	(2	.7)%

	100.0%

Top Industries†

Commercial Banks	7.5%
Machinery	5.3%
Insurance	5.0%
Real Estate Investment Trusts (REITs)	4.6%
Software	4.2%
Thrifts & Mortgage Finance	3.6%
Oil, Gas & Consumable Fuels	3.2%
Health Care Equipment & Supplies	3.2%
Health Care Providers & Services	3.0%
Specialty Retail	2.9%
Other Industries*	57.5%

100.0%

Top Holdings†

Invesco AIM Liquid Assets Portfolio	2.2%
Solera Holdings, Inc.	1.2%
Washington Federal, Inc.	1.2%
Wabtec Corp.	1.1%
Silgan Holdings, Inc.	1.1%
Hanover Insurance Group, Inc. (The)	1.1%
Kennametal, Inc.	1.0%
FreightCar America, Inc.	0.8%
Westar Energy, Inc.	0.8%
CapitalSource, Inc.	0.8%
Other Holdings*	88.7%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 9

Statement of Investments
December 31, 2009

NVIT Multi-Manager Small Cap Value Fund

Common Stocks 97.4%

	Shares	Market Value

Aerospace & Defense 1.7%
Alliant Techsystems, Inc.*	21,750	$1,919,873
Ceradyne, Inc.*	5,800	111,418
Curtiss-Wright Corp.	42,250	1,323,270
Ducommun, Inc.	6,700	125,357
DynCorp International, Inc., Class A*	36,200	519,470
Esterline Technologies Corp.*	7,600	309,852
Global Defense Technology & Systems, Inc.*	6,000	98,760
Moog, Inc., Class A*	2,175	63,575
Triumph Group, Inc.	7,500	361,875

		4,833,450

Air Freight & Logistics 0.6%
Atlas Air Worldwide Holdings, Inc.*	7,300	271,925
Pacer International, Inc.	26,700	84,372
UTI Worldwide, Inc.	99,760	1,428,563

		1,784,860

Airlines 0.5%
AirTran Holdings, Inc.*	9,700	50,634
Alaska Air Group, Inc.*	4,300	148,608
Hawaiian Holdings, Inc.*	23,100	161,700
JetBlue Airways Corp.*	10,700	58,315
Republic Airways Holdings, Inc.*	46,100	340,679
SkyWest, Inc.	40,600	686,952

		1,446,888

Auto Components 1.0%
Drew Industries, Inc.*	103,900	2,145,535
Federal Mogul Corp.*	23,150	400,495
Spartan Motors, Inc.	16,000	90,080
Standard Motor Products, Inc.	26,400	224,928

		2,861,038

Biotechnology 0.6%
Alkermes, Inc.*	90,801	854,437
ARIAD Pharmaceuticals, Inc.*	19,800	45,144
Celera Corp.*	4,300	29,713
Emergent Biosolutions, Inc.*	6,900	93,771
Halozyme Therapeutics, Inc.*	4,000	23,480
Incyte Corp Ltd.*	10,400	94,744
InterMune, Inc.*	1,300	16,952
Lexicon Pharmaceuticals, Inc.*	86,200	146,540
Maxygen, Inc.*	4,600	28,014
Medivation, Inc.* (a)	1,900	71,535
Pharmasset, Inc.*	1,800	37,260
Protalix BioTherapeutics, Inc.* (a)	8,200	54,284
Seattle Genetics, Inc.*	4,900	49,784
United Therapeutics Corp.*	2,100	110,565
XOMA Ltd.* (a)	43,300	30,258

		1,686,481

Building Products 1.5%
Ameron International Corp.	3,400	215,764
Apogee Enterprises, Inc.	7,200	100,800
Armstrong World Industries, Inc.*	36,400	1,417,052
Gibraltar Industries, Inc.	139,686	2,197,261
NCI Building Systems, Inc.*	32,400	58,644
Quanex Building Products Corp.	10,500	178,185
Trex Co., Inc.*	1,600	31,360
Universal Forest Products, Inc.	5,500	202,455

		4,401,521

Capital Markets 3.0%
Allied Capital Corp.*	27,000	97,470
American Capital Ltd.*	64,600	157,624
Artio Global Investors, Inc.*	2,700	68,823
BGC Partners, Inc., Class A	32,800	151,536
BlackRock Kelso Capital Corp.	8,400	71,568
Duff & Phelps Corp., Class A	111,395	2,034,073
Federated Investors, Inc., Class B	32,250	886,875
Fifth Street Finance Corp.	5,200	55,848
Gladstone Capital Corp.	8,400	64,680
Kayne Anderson Energy Development Co.	5,053	73,521
Knight Capital Group, Inc., Class A*	26,200	403,480
MCG Capital Corp.*	54,272	234,455
Oppenheimer Holdings, Inc., Class A	2,800	93,016
Penson Worldwide, Inc.* (a)	18,900	171,234
Piper Jaffray Cos.*	2,500	126,525
Prospect Capital Corp. (a)	11,629	137,338
Stifel Financial Corp.*	4,600	272,504
SWS Group, Inc.	140,930	1,705,253
TICC Capital Corp.	6,822	41,273
Virtus Investment Partners, Inc.*	305	4,849
Waddell & Reed Financial, Inc., Class A	60,300	1,841,562

		8,693,507

Chemicals 2.9%
A. Schulman, Inc.	6,900	139,242
H.B. Fuller Co.	18,000	409,500
Innophos Holdings, Inc.	8,500	195,415
Innospec, Inc.	7,800	78,702
Koppers Holdings, Inc.	4,500	136,980
Methanex Corp.	66,198	1,290,199
Minerals Technologies, Inc.	3,300	179,751
Nalco Holding Co.	51,700	1,318,867
NewMarket Corp.	2,800	321,356
Olin Corp.	4,900	85,848
OM Group, Inc.*	8,200	257,398
PolyOne Corp.*	30,400	227,088
Rockwood Holdings, Inc.*	8,500	200,260
Sensient Technologies Corp.	38,160	1,003,608
Solutia, Inc.*	21,300	270,510
Spartech Corp.	46,100	472,986

10 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Chemicals (continued)

STR Holdings, Inc.*	10,000	$157,100
Valspar Corp.	64,720	1,756,501

		8,501,311

Commercial Banks 7.7%
1st Source Corp.	3,000	48,270
1st United Bancorp, Inc./Boca Raton*	15,500	110,670
Alliance Financial Corp.	1,200	32,580
Ameris Bancorp (a)	6,277	44,943
Bancfirst Corp.	2,700	100,008
Banco Latinoamericano de Comercio Exterior SA, Class E	9,400	130,660
Bank of the Ozarks, Inc.	80,040	2,342,771
Banner Corp. (a)	2,800	7,504
Boston Private Financial Holdings, Inc.	23,900	137,903
CapitalSource, Inc.	593,087	2,354,555
Central Pacific Financial Corp.	600	786
Chemical Financial Corp.	6,055	142,777
Citizens Republic Bancorp, Inc.*	57,247	39,500
City Holding Co.	12,800	413,824
Columbia Banking System, Inc.	7,530	121,835
Community Bank System, Inc.	7,000	135,170
Community Trust Bancorp, Inc.	12,470	304,892
CVB Financial Corp.(a)	78,700	679,968
East West Bancorp, Inc.	10,600	167,480
Farmers Capital Bank Corp.	2,700	27,594
Financial Institutions, Inc.	4,000	47,120
First Bancorp, North Carolina	5,200	72,644
First Bancorp, Puerto Rico(a)	9,854	22,664
First Community Bancshares, Inc.	14,800	178,340
First Financial Bancorp	30,200	439,712
First Merchants Corp.	5,800	34,452
First South Bancorp, Inc. (a)	2,100	21,630
FirstMerit Corp.	16,285	327,980
FNB Corp.	50,700	344,253
Guaranty Bancorp*	9,100	12,012
Heartland Financial USA, Inc. (a)	2,700	38,745
Hudson Valley Holding Corp.	2,970	73,240
IBERIABANK Corp.	11,500	618,815
Independent Bank Corp.	12,400	259,036
Investors Bancorp, Inc.*	97,750	1,069,385
Lakeland Bancorp, Inc.	8,800	56,232
Lakeland Financial Corp.	5,400	93,150
Nara Bancorp, Inc.	30,700	348,138
National Penn Bancshares, Inc.	30,945	179,172
NBT Bancorp, Inc.	10,700	217,959
Old Second Bancorp, Inc. (a)	1,300	8,957
Oriental Financial Group, Inc.	7,900	85,320
Pacific Capital Bancorp NA(a)	12,400	11,904
PacWest Bancorp	4,500	90,675
Park National Corp. (a)	2,800	164,864
Peoples Bancorp, Inc.	6,700	64,856
Porter Bancorp, Inc.	630	9,475
Prosperity Bancshares, Inc.	8,900	360,183
Renasant Corp.	13,800	187,680
Republic Bancorp, Inc., Class A	4,655	95,893
S&T Bancorp, Inc. (a)	6,100	103,761
Santander BanCorp*	4,679	57,458
Shore Bancshares, Inc.	1,000	14,460
Sierra Bancorp	4,300	32,809
Simmons First National Corp., Class A	3,700	102,860
South Financial Group, Inc. (The)	130,400	84,069
Southside Bancshares, Inc.	7,475	146,659
Southwest Bancorp, Inc.	7,000	48,580
Sterling Bancorp, Class N	6,400	45,696
Sterling Bancshares, Inc.	188,829	968,693
Suffolk Bancorp	2,400	71,280
SVB Financial Group*	7,100	295,999
TCF Financial Corp.	74,050	1,008,561
Texas Capital Bancshares, Inc.*	95,400	1,331,784
Trico Bancshares	5,500	91,575
Trustmark Corp.	10,100	227,654
UMB Financial Corp.	21,700	853,895
Umpqua Holdings Corp.	13,896	186,345
Union Bankshares Corp.	4,950	61,330
United Bankshares, Inc. (a)	3,700	73,889
United Community Banks, Inc.*	12,363	41,911
Univest Corp of Pennsylvania	36,020	631,431
Washington Trust Bancorp, Inc.	4,800	74,784
WesBanco, Inc.	6,400	78,976
West Bancorp, Inc.	6,100	30,073
Wilshire Bancorp, Inc.	133,380	1,092,382
Wintrust Financial Corp.	63,740	1,962,555

		22,597,645

Commercial Services & Supplies 1.4%
ABM Industries, Inc.	4,600	95,036
ACCO Brands Corp.*	19,400	141,232
ATC Technology Corp.*	18,300	436,455
Clean Harbors, Inc.*	8,264	492,617
Consolidated Graphics, Inc.*	5,200	182,104
Deluxe Corp.	45,300	669,987
Ennis, Inc.	3,900	65,481
Geo Group, Inc. (The)*	4,900	107,212
Infinity Bio-Energy Ltd.*	155,500	—
Knoll, Inc.	14,200	146,686
Metalico, Inc.* (a)	51,100	251,412
SYKES Enterprises, Inc.*	7,500	191,025
United Stationers, Inc.*	4,300	244,455
Viad Corp.	3,600	74,268
Waste Connections, Inc.*	28,610	953,857
Waste Services, Inc.*	2,800	25,508

		4,077,335

2009 Annual Report 11

Statement of Investments (Continued)
December 31, 2009

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Communications Equipment 2.8%
3Com Corp.*	200,800	$1,506,000
ADC Telecommunications, Inc.*	149,790	930,196
Arris Group, Inc.*	28,736	328,453
Black Box Corp.	5,100	144,534
Harmonic, Inc.*	200,910	1,271,760
Harris Stratex Networks, Inc., Class A*	8,500	58,735
Plantronics, Inc.	6,900	179,262
Polycom, Inc.*	44,000	1,098,680
Symmetricom, Inc.*	7,200	37,440
Tekelec*	10,700	163,496
Tellabs, Inc.*	411,080	2,334,934

		8,053,490

Computers & Peripherals 0.7%
Adaptec, Inc.*	9,400	31,490
Hypercom Corp.*	276,913	877,814
Quantum Corp.*	61,700	180,781
Synaptics, Inc.* (a)	32,600	999,190

		2,089,275

Construction & Engineering 0.7%
Comfort Systems USA, Inc.	26,100	322,074
EMCOR Group, Inc.*	41,000	1,102,900
Granite Construction, Inc.	6,700	225,522
MasTec, Inc.*	14,300	178,750
Tutor Perini Corp.*	4,300	77,744

		1,906,990

Construction Materials 0.0%
Headwaters, Inc.*	14,200	92,584

Consumer Finance 0.5%
Advance America Cash Advance Centers, Inc.	12,800	71,168
CompuCredit Holdings Corp. (a)	6,700	22,311
Dollar Financial Corp.*	19,723	466,646
Nelnet, Inc., Class A	24,600	423,858
World Acceptance Corp.* (a)	15,100	541,033

		1,525,016

Containers & Packaging 1.6%
Boise, Inc.*	9,400	49,914
Myers Industries, Inc.	8,500	77,350
Pactiv Corp.*	18,170	438,624
Rock-Tenn Co., Class A	17,300	872,093
Silgan Holdings, Inc.	57,975	3,355,593

		4,793,574

Distributors 0.1%
Core-Mark Holding Co., Inc.*	8,200	270,272

Diversified Consumer Services 0.5%
Service Corp. International	170,330	1,395,003
Stewart Enterprises, Inc., Class A	39,400	202,910

		1,597,913

Diversified Financial Services 0.3%
Compass Diversified Holdings	7,600	96,976
Encore Capital Group, Inc.*	8,100	140,940
Marlin Business Services Corp.*	2,700	21,411
PHH Corp.*	32,800	528,408

		787,735

Diversified Telecommunication Services 0.3%
Atlantic Tele-Network, Inc.	3,800	209,038
Cincinnati Bell, Inc.*	83,800	289,110
Consolidated Communications Holdings, Inc.	16,500	288,750
Premiere Global Services, Inc.*	20,000	165,000

		951,898

Electric Utilities 2.2%
Central Vermont Public Service Corp.	3,300	68,640
Cleco Corp.	12,800	349,824
DPL, Inc.	42,940	1,185,144
El Paso Electric Co.*	20,900	423,852
IDACORP, Inc.	11,300	361,035
MGE Energy, Inc.	5,700	203,718
Portland General Electric Co.	25,800	526,578
UIL Holdings Corp.	5,833	163,791
Unisource Energy Corp.	25,200	811,188
Westar Energy, Inc.	113,600	2,467,392

		6,561,162

Electrical Equipment 1.3%
A.O. Smith Corp.	5,400	234,306
A123 Systems, Inc.* (a)	2,500	56,100
Acuity Brands, Inc.	11,000	392,040
AZZ, Inc.*	4,000	130,800
Belden, Inc.	4,300	94,256
Encore Wire Corp.	3,600	75,852
EnerSys*	25,200	551,124
GrafTech International Ltd.*	39,100	608,005
PowerSecure International, Inc.*	5,200	37,492
Regal-Beloit Corp.	10,000	519,400
Woodward Governor Co.	45,150	1,163,516

		3,862,891

Electronic Equipment, Instruments & Components 1.9%
Benchmark Electronics, Inc.*	13,125	248,194
Brightpoint, Inc.*	8,100	59,535
Checkpoint Systems, Inc.*	7,500	114,375
CPI International, Inc.*	2,200	29,128
CTS Corp.	12,100	116,402
DTS, Inc.*	47,860	1,637,291

12 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Electronic Equipment, Instruments & Components (continued)

Insight Enterprises, Inc.*	10,600	$121,052
Littelfuse, Inc.*	53,782	1,729,091
Mercury Computer Systems, Inc.*	9,500	104,595
NAPCO Security Technologies, Inc.*	243,300	406,311
OSI Systems, Inc.*	1,200	32,736
Plexus Corp.*	3,400	96,900
RadiSys Corp.*	3,900	37,245
SYNNEX Corp.*	13,100	401,646
Technitrol, Inc.	4,000	17,520
TTM Technologies, Inc.*	27,000	311,310

		5,463,331

Energy Equipment & Services 2.3%
Bolt Technology Corp.*	4,900	53,998
Cal Dive International, Inc.*	242,560	1,833,754
Complete Production Services, Inc.*	6,700	87,100
Global Industries Ltd.*	27,400	195,362
Gulfmark Offshore, Inc.*	16,800	475,608
ION Geophysical Corp.*	70,800	419,136
Lufkin Industries, Inc.	2,400	175,680
Parker Drilling Co.*	19,700	97,515
Pioneer Drilling Co.*	6,400	50,560
RPC, Inc.	6,387	66,425
T-3 Energy Services, Inc.*	4,900	124,950
TETRA Technologies, Inc.*	69,500	770,060
Tidewater, Inc.	47,390	2,272,350

		6,622,498

Food & Staples Retailing 0.2%
Andersons, Inc. (The)	10,900	281,438
Nash Finch Co.	2,800	103,852
Pantry, Inc. (The)*	19,400	263,646

		648,936

Food Products 1.4%
B&G Foods, Inc., Class A	13,400	123,012
Chiquita Brands International, Inc.*	33,700	607,948
Corn Products International, Inc.	30,450	890,053
Dole Food Company, Inc.* (a)	21,900	271,779
Fresh Del Monte Produce, Inc.*	4,100	90,610
Smithfield Foods, Inc.*	127,440	1,935,814
TreeHouse Foods, Inc.*	3,100	120,466

		4,039,682

Gas Utilities 1.1%
Chesapeake Utilities Corp.	2,800	89,740
New Jersey Resources Corp.	20,850	779,790
Oneok, Inc.	27,650	1,232,360
South Jersey Industries, Inc.	7,600	290,168
Southwest Gas Corp.	21,200	604,836
WGL Holdings, Inc.	10,400	348,816

		3,345,710

Health Care Equipment & Supplies 3.2%
Cantel Medical Corp.*	10,600	213,908
CONMED Corp.*	6,100	139,080
Haemonetics Corp.*	23,260	1,282,789
Invacare Corp.	4,400	109,736
Inverness Medical Innovations, Inc.*	48,670	2,020,292
IRIS International, Inc.*	69,050	853,458
MAKO Surgical Corp.*	97,350	1,080,585
SonoSite, Inc.*	56,300	1,330,369
STERIS Corp.	4,500	125,865
Teleflex, Inc.	42,950	2,314,575

		9,470,657

Health Care Providers & Services 3.1%
American Dental Partners, Inc.*	6,900	89,010
Bio-Reference Labs, Inc.*	23,000	901,370
Continucare Corp.*	5,700	24,909
Emdeon, Inc., Class A*	2,700	41,175
Gentiva Health Services, Inc.*	15,800	426,758
HealthSouth Corp.*	10,400	195,208
Healthspring, Inc.*	19,700	346,917
Landauer, Inc.	15,520	952,928
LHC Group, Inc.*	49,790	1,673,442
Magellan Health Services, Inc.*	5,500	224,015
Nighthawk Radiology Holdings, Inc.*	34,900	158,097
PSS World Medical, Inc.*	4,600	103,822
RehabCare Group, Inc.*	6,800	206,924
Res-Care, Inc.*	11,500	128,800
Sun Healthcare Group, Inc.*	161,430	1,480,313
Sunrise Senior Living, Inc.*	57,800	186,116
Team Health Holdings, Inc.*	7,900	110,758
Triple-S Management Corp., Class B*	10,400	183,040
VCA Antech, Inc.*	44,004	1,096,580
WellCare Health Plans, Inc.*	13,900	510,964

		9,041,146

Health Care Technology 0.1%
MedAssets, Inc.*	7,900	167,559
Medidata Solutions, Inc.*	2,400	37,440
Vital Images, Inc.*	11,000	139,590

		344,589

Hotels, Restaurants & Leisure 2.7%
CEC Entertainment, Inc.*	10,900	347,928
Einstein Noah Restaurant Group, Inc.*	15,700	154,331
Isle of Capri Casinos, Inc.*	6,900	51,612
Multimedia Games, Inc.*	200,170	1,203,022
P.F. Chang’s China Bistro, Inc.* (a)	39,000	1,478,490
Penn National Gaming, Inc.*	72,640	1,974,355
Ruby Tuesday, Inc.*	23,000	165,600

2009 Annual Report 13

Statement of Investments (Continued)
December 31, 2009

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Hotels, Restaurants & Leisure (continued)

Ruth’s Hospitality Group, Inc.*	60,000	$125,400
Shuffle Master, Inc.*	127,271	1,048,713
WMS Industries, Inc.*	31,050	1,242,000

		7,791,451

Household Durables 2.1%
American Greetings Corp., Class A	18,700	407,473
Brookfield Homes Corp.* (a)	3,900	31,200
Ethan Allen Interiors, Inc.	4,500	60,390
Furniture Brands International, Inc.*	19,800	108,108
Helen of Troy Ltd.*	12,700	310,642
Jarden Corp.	2,372	73,319
KB Home	101,650	1,390,572
La-Z-Boy, Inc., Class Z	31,900	304,007
Meritage Homes Corp.*	1,500	28,995
Ryland Group, Inc.	65,400	1,288,380
Standard Pacific Corp.*	38,600	144,364
Tempur-Pedic International, Inc.*	6,000	141,780
Tupperware Brands Corp.	40,150	1,869,785

		6,159,015

Household Products 0.5%
Central Garden and Pet Co., Class A*	30,600	304,164
Church & Dwight Co., Inc.	18,000	1,088,100

		1,392,264

Industrial Conglomerates 0.0%
Standex International Corp.	4,200	84,378
Tredegar Corp.	3,600	56,952

		141,330

Information Technology Services 1.2%
Alliance Data Systems Corp.* (a)	16,110	1,040,545
CIBER, Inc.*	37,000	127,650
CSG Systems International, Inc.*	6,900	131,721
Echo Global Logistics, Inc.* (a)	6,097	77,371
Gartner, Inc.*	11,800	212,872
Global Cash Access Holdings, Inc.*	10,400	77,896
infoGROUP, Inc.*	2,900	23,258
Mantech International Corp., Class A*	2,100	101,388
NeuStar, Inc., Class A*	61,250	1,411,200
Unisys Corp.*	8,580	330,845
Virtusa Corp.*	2,500	22,650

		3,557,396

Insurance 5.1%
American Equity Investment Life Holding Co.	44,000	327,360
American Physicians Capital, Inc.	5,566	168,761
American Safety Insurance Holdings Ltd.*	1,200	17,340
AMERISAFE, Inc.*	113,240	2,034,923
Amtrust Financial Services, Inc.	8,900	105,198
Argo Group International Holdings Ltd.*	8,631	251,507
Arthur J Gallagher & Co.	65,700	1,478,907
Aspen Insurance Holdings Ltd.	87,580	2,228,911
Assured Guaranty Ltd.	36,800	800,768
Conseco, Inc.*	50,600	253,000
Delphi Financial Group, Inc., Class A	23,875	534,084
FPIC Insurance Group, Inc.*	900	34,758
Hallmark Financial Services*	6,300	50,148
Hanover Insurance Group, Inc. (The)	74,350	3,303,370
Harleysville Group, Inc.	2,700	85,833
Horace Mann Educators Corp.	1,600	20,000
Max Capital Group Ltd.	16,800	374,640
Meadowbrook Insurance Group, Inc.	9,200	68,080
National Financial Partners Corp.*	3,100	25,079
Navigators Group, Inc.*	5,100	240,261
NYMAGIC, Inc.	2,200	36,498
Platinum Underwriters Holdings Ltd.	18,000	689,220
PMA Capital Corp., Class A*	13,900	87,570
ProAssurance Corp.*	2,400	128,904
RLI Corp.	1,300	69,225
Selective Insurance Group	16,400	269,780
Tower Group, Inc.	1,468	34,366
Validus Holdings Ltd.	47,700	1,285,038

		15,003,529

Internet & Catalog Retail 0.6%
NutriSystem, Inc. (a)	53,858	1,678,754
Vitacost.com, Inc.*	13,100	136,502

		1,815,256

Internet Software & Services 0.2%
Ancestry.com, Inc.*	4,800	67,248
EarthLink, Inc.	17,700	147,087
United Online, Inc.	38,238	274,931

		489,266

Leisure Equipment & Products 0.1%
JAKKS Pacific, Inc.*	16,100	195,132
RC2 Corp.*	6,900	101,775

		296,907

Life Sciences Tools & Services 0.3%
Affymetrix, Inc.*	40,600	237,104
Cambrex Corp.*	85,336	476,175
Kendle International, Inc.*	1,800	32,958

		746,237

Machinery 5.5%
Actuant Corp., Class A	7,300	135,269
Altra Holdings, Inc.*	10,100	124,735
Ampco-Pittsburgh Corp.	1,900	59,907
Barnes Group, Inc.	25,800	436,020

14 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Machinery (continued)

Cascade Corp.	1,000	$27,490
Chart Industries, Inc.*	5,200	86,060
CIRCOR International, Inc.	4,800	120,864
Columbus Mckinnon Corp.*	3,400	46,444
Duoyuan Printing, Inc.*	13,100	105,455
Dynamic Materials Corp.	68,991	1,383,269
EnPro Industries, Inc.*	21,100	557,251
FreightCar America, Inc.	128,467	2,547,501
Harsco Corp.	37,710	1,215,393
Hexcel Corp.*	76,390	991,542
Kennametal, Inc.	111,160	2,881,267
Mueller Industries, Inc.	3,900	96,876
Portec Rail Products, Inc.	800	8,568
Tennant Co.	1,200	31,428
Terex Corp.*	88,497	1,753,126
Wabtec Corp.	82,520	3,370,117

		15,978,582

Marine 0.1%
Horizon Lines, Inc., Class A	30,900	172,113
International Shipholding Corp.	4,200	130,494

		302,607

Media 0.5%
AH Belo Corp., Class A	12,500	72,000
Carmike Cinemas, Inc.*	15,000	113,400
Entercom Communications Corp., Class A*	12,700	89,789
Journal Communications, Inc., Class A	50,000	194,500
LIN TV Corp., Class A*	24,800	110,608
LodgeNet Interactive Corp.*	7,800	43,134
Sinclair Broadcast Group, Inc., Class A	80,100	322,803
Valassis Communications, Inc.*	20,300	370,678

		1,316,912

Metals & Mining 1.2%
Allegheny Technologies, Inc.	13,989	626,287
Coeur d’Alene Mines Corp.*	10,300	186,018
Compass Minerals International, Inc.	27,200	1,827,568
Globe Specialty Metals, Inc.*	8,100	76,140
Haynes International, Inc.	5,269	173,719
Hecla Mining Co.* (a)	6,700	41,406
Royal Gold, Inc.	4,300	202,530
Stillwater Mining Co.*	18,800	178,224
Worthington Industries, Inc.	16,100	210,427

		3,522,319

Multiline Retail 0.1%
Saks, Inc.*	37,777	247,817

Multi-Utilities 1.3%
Avista Corp.	11,600	250,444
CMS Energy Corp.	105,330	1,649,468
Vectren Corp.	72,350	1,785,598

		3,685,510

Oil, Gas & Consumable Fuels 3.3%
Approach Resources, Inc.*	59,890	462,351
ATP Oil & Gas Corp.*	8,500	155,380
Berry Petroleum Co., Class A	74,740	2,178,671
Brigham Exploration Co.*	11,300	153,115
Cloud Peak Engery, Inc.*	11,900	173,264
DHT Maritime, Inc.	9,700	35,696
EXCO Resources, Inc.	27,100	575,333
Gulfport Energy Corp.*	58,600	670,970
Knightsbridge Tankers Ltd.	8,400	111,384
Nordic American Tanker Shipping(a)	3,400	102,000
Rosetta Resources, Inc.*	13,600	271,048
SandRidge Energy, Inc.*	137,300	1,294,739
Southern Union Co.	31,150	707,105
Stone Energy Corp.*	12,800	231,040
Swift Energy Co.*	7,500	179,700
Toreador Resources Corp.* (a)	4,000	39,600
USEC, Inc.*	8,200	31,570
VAALCO Energy, Inc.*	21,200	96,460
Western Refining, Inc.* (a)	12,400	58,404
Whiting Petroleum Corp.*	22,950	1,639,777
World Fuel Services Corp.	15,200	407,208

		9,574,815

Paper & Forest Products 0.3%
Buckeye Technologies, Inc.*	40,000	390,400
Schweitzer-Mauduit International, Inc.	7,000	492,450

		882,850

Personal Products 0.1%
Prestige Brands Holdings, Inc.*	20,600	161,916

Pharmaceuticals 0.9%
Cadence Pharmaceuticals, Inc.* (a)	3,900	37,713
Cypress Bioscience, Inc.*	3,600	20,736
Endo Pharmaceuticals Holdings, Inc.*	82,254	1,687,030
Par Pharmaceutical Cos., Inc.*	3,000	81,180
Valeant Pharmaceuticals International*	3,900	123,981
ViroPharma, Inc.*	91,700	769,363
XenoPort, Inc.*	1,900	35,264

		2,755,267

Professional Services 1.4%
COMSYS IT Partners, Inc.*	4,000	35,560
FTI Consulting, Inc.*	22,450	1,058,742
GP Strategies Corp.*	2,700	20,331
IHS, Inc., Class A*	17,640	966,848
Kforce, Inc.*	9,400	117,500
Spherion Corp.*	20,700	116,334

2009 Annual Report 15

Statement of Investments (Continued)
December 31, 2009

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Professional Services (continued)

Watson Wyatt Worldwide, Inc., Class A	36,830	$1,750,162

		4,065,477

Real Estate Investment Trusts (REITs) 4.7%
American Campus Communities, Inc.	4,900	137,690
Anworth Mortgage Asset Corp.	30,400	212,800
Ashford Hospitality Trust, Inc.*	21,000	97,440
Associated Estates Realty Corp.	13,900	156,653
BioMed Realty Trust, Inc.	19,800	312,444
CapLease, Inc.	21,500	94,170
CBL & Associates Properties, Inc.	55,900	540,553
Cedar Shopping Centers, Inc.	21,200	144,160
Colonial Properties Trust	18,436	216,254
DCT Industrial Trust, Inc.	58,800	295,176
Developers Diversified Realty Corp.	26,500	245,390
DiamondRock Hospitality Co.	29,200	247,324
EastGroup Properties, Inc.	5,900	225,852
Education Realty Trust, Inc.	15,800	76,472
Entertainment Properties Trust	9,800	345,646
Equity Lifestyle Properties, Inc.	6,700	338,149
Extra Space Storage, Inc.	10,100	116,655
First Industrial Realty Trust, Inc.	93,800	490,574
First Potomac Realty Trust	12,700	159,639
Glimcher Realty Trust	47,300	127,710
Healthcare Realty Trust, Inc.	46,640	1,000,895
Hersha Hospitality Trust	8,500	26,690
Home Properties, Inc.	2,700	128,817
Inland Real Estate Corp.	15,400	125,510
iStar Financial, Inc.* (a)	41,720	106,803
LaSalle Hotel Properties	11,600	246,268
Lexington Realty Trust	95,983	583,577
LTC Properties, Inc.	10,700	286,225
Macerich Co. (The)	52,296	1,880,045
MFA Financial, Inc.	93,200	685,020
Mid-America Apartment Communities, Inc.	6,100	294,508
National Retail Properties, Inc.	34,000	721,480
NorthStar Realty Finance Corp. (a)	53,670	184,088
Omega Healthcare Investors, Inc.	21,900	425,955
Parkway Properties, Inc.	23,900	497,598
Pennsylvania Real Estate Investment Trust	40,600	343,476
Pennymac Mortgage Investment Trust*	4,000	68,720
PS Business Parks, Inc.	3,100	155,155
Resource Capital Corp.	18,900	92,988
Saul Centers, Inc.	4,800	157,248
Senior Housing Properties Trust	38,000	831,060
Strategic Hotels & Resorts, Inc.*	39,400	73,284
Sun Communities, Inc.	9,800	193,550
Sunstone Hotel Investors, Inc.*	22,505	199,844

		13,889,555

Real Estate Management & Development 0.8%
Altisource Portfolio Solutions SA*	3,600	75,564
Jones Lang LaSalle, Inc.	36,070	2,178,628

		2,254,192

Road & Rail 1.3%
Arkansas Best Corp.	6,600	194,238
Con-way, Inc.	28,580	997,728
Heartland Express, Inc.	10,600	161,862
Kansas City Southern*	66,800	2,223,772
Knight Transportation, Inc.	1,800	34,722
Marten Transport Ltd.*	6,700	120,265
RailAmerica, Inc.*	5,500	67,100
Saia, Inc.*	9,500	140,790

		3,940,477

Semiconductors & Semiconductor Equipment 1.5%
Amkor Technology, Inc.*	21,200	151,792
DSP Group, Inc.*	9,000	50,670
Entegris, Inc.*	37,538	198,201
FEI Co.*	8,500	198,560
Lattice Semiconductor Corp.*	11,400	30,780
MKS Instruments, Inc.*	9,700	168,877
Photronics, Inc.*	11,800	52,510
PMC — Sierra, Inc.*	30,700	265,862
RF Micro Devices, Inc.*	12,500	59,625
Semtech Corp.*	6,900	117,369
Sigma Designs, Inc.*	6,100	65,270
Skyworks Solutions, Inc.*	52,800	749,232
Teradyne, Inc.*	195,400	2,096,642
Veeco Instruments, Inc.*	5,400	178,416

		4,383,806

Software 4.3%
Actuate Corp.*	215,350	921,698
Aspen Technology, Inc.*	26,700	261,660
Concur Technologies, Inc.*	19,648	839,952
Dynamics Research Corp.*	8,200	87,002
Fortinet Inc.*	3,500	61,495
i2 Technologies, Inc.*	2,400	45,888
JDA Software Group, Inc.*	7,900	201,213
MICROS Systems, Inc.*	17,833	553,358
Netscout Systems, Inc.*	5,200	76,128
Progress Software Corp.*	5,500	160,655
Quest Software, Inc.*	6,000	110,400
Rovi Corp.*	32,100	1,023,027
S1 Corp.*	185,100	1,206,852
Solera Holdings, Inc.	100,800	3,629,808
SonicWALL, Inc.*	6,100	46,421
Sybase, Inc.*	54,250	2,354,450
Take-Two Interactive Software, Inc.* (a)	35,500	356,775
THQ, Inc.*	112,028	564,621

16 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Software (continued)

TIBCO Software, Inc.*	7,800	$75,114

		12,576,517

Specialty Retail 3.0%
Asbury Automotive Group, Inc.*	23,300	268,649
Brown Shoe Co., Inc.	10,400	102,648
Cabela’s, Inc.* (a)	22,700	323,702
Cash America International, Inc.	19,800	692,208
Cato Corp. (The), Class A	5,800	116,348
Collective Brands, Inc.*	12,800	291,456
Dress Barn, Inc.*	17,300	399,630
Finish Line, Inc. (The), Class A	18,200	228,410
Group 1 Automotive, Inc.	8,100	229,635
Gymboree Corp.*	4,200	182,658
Jo-Ann Stores, Inc.*	2,200	79,728
Jos. A. Bank Clothiers, Inc.*	8,200	345,958
Lithia Motors, Inc., Class A*	15,000	123,300
Men’s Wearhouse, Inc. (The)	17,900	376,974
Monro Muffler Brake, Inc.	61,000	2,039,840
Rent-A-Center, Inc., Class A*	33,000	584,760
Rue21, Inc.*	2,900	81,461
Sonic Automotive, Inc., Class A	18,300	190,137
Tractor Supply Co.*	35,750	1,893,320
Zale Corp.* (a)	43,700	118,864

		8,669,686

Textiles, Apparel & Luxury Goods 2.0%
Carter’s, Inc.*	7,300	191,625
Deckers Outdoor Corp.*	2,100	213,612
G-III Apparel Group Ltd.*	8,100	175,527
Iconix Brand Group, Inc.*	22,400	283,360
Jones Apparel Group, Inc.	22,700	364,562
Maidenform Brands, Inc.*	12,700	211,963
Oxford Industries, Inc.	17,400	359,832
Perry Ellis International, Inc.*	36,750	553,455
Phillips-Van Heusen Corp.	52,480	2,134,886
Quiksilver, Inc.*	4,500	9,090
Skechers U.S.A., Inc., Class A*	5,500	161,755
Warnaco Group, Inc. (The)*	29,050	1,225,620

		5,885,287

Thrifts & Mortgage Finance 3.7%
Bank Mutual Corp.	129,300	894,756
Berkshire Hills Bancorp, Inc.	3,700	76,516
Brookline Bancorp, Inc.	16,700	165,497
Dime Community Bancshares	9,250	108,410
Doral Financial Corp.* (a)	13,000	47,190
First Defiance Financial Corp.	2,200	24,838
First Financial Holdings, Inc.	4,600	59,754
First Niagara Financial Group, Inc.	119,396	1,660,798
Flushing Financial Corp.	6,200	69,812
MGIC Investment Corp.* (a)	21,200	122,536
Northwest Bancshares, Inc.	13,400	151,688
OceanFirst Financial Corp.	4,200	47,460
Ocwen Financial Corp.*	198,020	1,895,051
Provident Financial Services, Inc.	15,700	167,205
Radian Group, Inc.	54,400	397,664
Trustco Bank Corp.	18,200	114,660
United Community Financial Corp.*	5,481	7,948
Washington Federal, Inc.	181,470	3,509,630
Waterstone Financial, Inc.*	300	615
Westfield Financial, Inc.	145,460	1,200,045
WSFS Financial Corp.	4,500	115,335

		10,837,408

Trading Companies & Distributors 1.7%
Aceto Corp.	16,100	82,915
Aircastle Ltd.	13,300	131,005
Applied Industrial Technologies, Inc.	33,950	749,277
Beacon Roofing Supply, Inc.*	125,940	2,015,040
Houston Wire & Cable Co.	3,300	39,270
Interline Brands, Inc.*	17,000	293,590
Rush Enterprises, Inc., Class A*	132,100	1,570,669
Watsco, Inc.	3,400	166,532

		5,048,298

Water Utilities 0.1%
American States Water Co.	3,400	120,394
California Water Service Group	4,300	158,326

		278,720

Wireless Telecommunication Services 1.6%
NTELOS Holdings Corp.	78,486	1,398,621
Shenandoah Telecommunications Co.	71,800	1,461,130
Syniverse Holdings, Inc.*	112,198	1,961,221

		4,820,972

Total Common Stocks (cost $267,315,487)		284,825,026

U.S. Government Sponsored & Agency Obligation 0.0%

	Principal Amount	Market Value

U.S. Treasury Note, 1.25%, 11/30/10 (e)	$235,000	$236,652

Total U.S. Government Sponsored & Agency Obligation (cost $237,052)		236,652

2009 Annual Report 17

Statement of Investments (Continued)
December 31, 2009

NVIT Multi-Manager Small Cap Value Fund (Continued)

Mutual Fund 2.3%

	Shares	Market Value

Money Market Fund 2.3%
Invesco AIM Liquid Assets Portfolio, 0.18% (b)	6,626,349	$6,626,349

Total Mutual Fund (cost $6,626,349)		6,626,349

Repurchase Agreement 3.0%

	Principal Amount	Market Value

Morgan Stanley, 0.01%, dated 12/31/09, due 01/04/10, repurchase price $8,630,030, collateralized by U.S. Government Agency Mortgages ranging 0.38%-7.38%, maturing 01/08/10-11/20/39; total market value $8,803,682 (c)	$8,630,020	$8,630,020

Total Repurchase Agreement (cost $8,630,020)		8,630,020

Total Investments (cost $282,808,908) (d)—102.7%		300,318,047

Liabilities in excess of other assets — (2.7%)		(7,872,512)

NET ASSETS—100.0%		$292,445,535

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2009. The total value of securities on loan at December 31, 2009 was $8,335,945.

(b)	Represents 7-day effective yield as of December 31, 2009.

(c)	The security was purchased with cash collateral held from securities on loan (See Note 2). The total value of this security as of December 31, 2009 was $8,630,020.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

(e)	A security or a portion of a security was used to cover the margin requirement for futures contracts.

Ltd.	Limited

NA	National Association

REIT	Real Estate Investment Trust

SA	Stock Company

At December 31, 2009, the Fund’s open futures contracts were as follows(Note 2):

			Notional Value
Number of			Covered by	Unrealized
Contracts	Long Contracts	Expiration	Contracts	Appreciation
26	Russell 2000 Mini Future	03/19/10	$1,622,140	$55,696

The accompanying notes are an integral part of these financial statements.

18 Annual Report 2009

Statement of Assets and Liabilities
December 31, 2009

NVIT Multi-Manager Small Cap Value Fund

Assets:
Investments, at value* (cost $274,178,888)	$291,688,027
Repurchase agreement, at value and cost	8,630,020

Total Investments	300,318,047

Cash	4,138
Interest and dividends receivable	348,228
Security lending income receivable	19,138
Receivable for investments sold	1,833,691
Receivable for capital shares issued	213,468
Prepaid expenses and other assets	979

Total Assets	302,737,689

Liabilities:
Payable for investments purchased	1,287,899
Payable for capital shares redeemed	8,255
Payable for variation margin on futures contracts	17,680
Payable upon return of securities loaned (Note 2)	8,630,020
Accrued expenses and other payables:
Investment advisory fees	215,260
Fund administration fees	10,445
Distribution fees	6,055
Administrative services fees	45,259
Accounting and transfer agent fees	3,730
Trustee fees	2,460
Custodian fees	2,994
Compliance program costs (Note 3)	1,695
Professional fees	28,552
Printing fees	28,328
Other	3,522

Total Liabilities	10,292,154

Net Assets	$292,445,535

Represented by:
Capital	$389,804,841
Accumulated undistributed net investment income	1,240,132
Accumulated net realized losses from investments, futures contracts and foreign currency transactions	(116,164,273)
Net unrealized appreciation/(depreciation) from investments	17,509,139
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	55,696

Net Assets	$292,445,535

Net Assets:
Class I Shares	$208,335,958
Class II Shares	30,352,462
Class III Shares	502,519
Class IV Shares	23,201,040
Class Y Shares	30,053,556

Total	$292,445,535

*	Includes value of securities on loan of $8,335,945 (Note 2)

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 19

Statement of Assets and Liabilities (Continued)

NVIT Multi-Manager Small Cap Value Fund

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	25,103,271
Class II Shares	3,708,563
Class III Shares	60,430
Class IV Shares	2,795,759
Class Y Shares	3,618,059

Total	35,286,082

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.30
Class II Shares	$8.18
Class III Shares	$8.32
Class IV Shares	$8.30
Class Y Shares	$8.31

The accompanying notes are an integral part of these financial statements.

20 Annual Report 2009

Statement of Operations
For the Year Ended December 31, 2009

NVIT Multi-Manager Small Cap Value Fund

INVESTMENT INCOME:
Interest income	$32,826
Dividend income	4,717,471
Income from securities lending (Note 2)	161,430
Foreign tax withholding	(3,656)

Total Income	4,908,071

EXPENSES:
Investment advisory fees	2,250,414
Fund administration fees	112,678
Distribution fees Class II Shares	60,207
Administrative services fees Class I Shares	289,960
Administrative services fees Class II Shares	36,573
Administrative services fees Class III Shares	687
Administrative services fees Class IV Shares	32,627
Professional fees	50,200
Printing fees	60,911
Trustee fees	8,491
Custodian fees	26,845
Accounting and transfer agent fees	13,458
Compliance program costs (Note 3)	3,901
Other	14,441

Total expenses before earnings credit and expenses reimbursed	2,961,393
Earnings credit (Note 5)	(12,460)
Expenses reimbursed by adviser (Note 3)	(6,378)

Net Expenses	2,942,555

NET INVESTMENT INCOME	1,965,516

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(31,971,280)
Net realized gains from futures contracts transactions (Note 2)	1,047,179
Net realized losses from foreign currency transactions (Note 2)	(24)

Net realized losses from investments, futures contracts and foreign currency transactions	(30,924,125)

Net change in unrealized appreciation/(depreciation) from investments	90,538,049
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(107,204)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	90,430,845

Net realized/unrealized gains from investments, futures contracts and foreign currency transactions	59,506,720

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$61,472,236

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 21

Statements of Changes in Net Assets

	NVIT Multi-Manager Small Cap Value Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$1,965,516	$4,691,183
Net realized losses from investments, futures contracts and foreign currency transactions	(30,924,125)	(77,252,807)
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	90,430,845	(62,537,414)

Change in net assets resulting from operations	61,472,236	(135,099,038)

Distributions to Shareholders From:
Net investment income:
Class I	(1,084,931)	(3,324,987)
Class II	(118,433)	(273,709)
Class III	(2,657)	(7,509)
Class IV	(130,635)	(359,893)
Class Y (b)	(75,307)	(68,434)

Change in net assets from shareholder distributions	(1,411,963)	(4,034,532)

Change in net assets from capital transactions	(25,264,834)	(93,511,195)

Change in net assets	34,795,439	(232,644,765)

Net Assets:
Beginning of year	257,650,096	490,294,861

End of year	$292,445,535	$257,650,096

Accumulated undistributed net investment income at end of year	$1,240,132	$1,076,195

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$8,790,709	$18,269,869
Dividends reinvested	1,084,931	3,324,987
Cost of shares redeemed	(47,967,258)	(114,576,564)

Total Class I	(38,091,618)	(92,981,708)

Class II Shares
Proceeds from shares issued	7,313,374	4,586,527
Dividends reinvested	118,433	273,709
Cost of shares redeemed	(4,787,313)	(9,738,590)

Total Class II	2,644,494	(4,878,354)

Class III Shares
Proceeds from shares issued	73,271	151,780
Dividends reinvested	2,657	7,509
Cost of shares redeemed (a)	(175,511)	(380,479)

Total Class III	(99,583)	(221,190)

Class IV Shares
Proceeds from shares issued	1,033,067	1,188,513
Dividends reinvested	130,635	359,893
Cost of shares redeemed	(6,041,299)	(7,525,521)

Total Class IV	$(4,877,597)	(5,977,115)

(a)	Includes redemption fees — see Note 4 to Financial Statements.

(b)	For the period from March 27, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

22 Annual Report 2009

	NVIT Multi-Manager Small Cap Value Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

CAPITAL TRANSACTIONS: (continued)
Class Y Shares (b)
Proceeds from shares issued	$18,406,761	$10,775,049
Dividends reinvested	75,307	68,434
Cost of shares redeemed	(3,322,598)	(296,311)

Total Class Y	15,159,470	10,547,172

Change in net assets from capital transaction	$(25,264,834)	$(93,511,195)

SHARE TRANSACTIONS:
Class I Shares
Issued	1,300,967	2,088,465
Reinvested	190,339	415,216
Redeemed	(7,204,323)	(13,195,479)

Total Class I Shares	(5,713,017)	(10,691,798)

Class II Shares
Issued	1,159,156	535,915
Reinvested	20,998	35,263
Redeemed	(711,659)	(1,179,956)

Total Class II Shares	468,495	(608,778)

Class III Shares
Issued	10,640	18,530
Reinvested	465	953
Redeemed	(27,105)	(43,247)

Total Class III Shares	(16,000)	(23,764)

Class IV Shares
Issued	152,968	146,213
Reinvested	22,918	45,601
Redeemed	(909,402)	(878,772)

Total Class IV Shares	(733,516)	(686,958)

Class Y Shares (b)
Issued	2,716,427	1,351,099
Reinvested	13,212	9,674
Redeemed	(436,531)	(35,822)

Total Class Y Shares	2,293,108	1,324,951

Total change in shares	(3,700,930)	(10,686,347)

(b) For the period from March 27, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 23

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Small Cap Value Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized												Ratio of Net		Ratio of
			and												Investment		Expenses
	Net Asset	Net	Unrealized										Ratio of		Income		(Prior to
	Value,	Investment	Gains	Total	Net	Net			Net Asset			Net Assets	Expenses		(Loss)		Reimbursements)
	Beginning	Income	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total		at End	to Average		to Average		to Average		Portfolio
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return		of Period	Net Assets		Net Assets		Net Assets (a)		Turnover (b)

Class I Shares
Year Ended December 31, 2009 (c)	$6.62	0.06	1.66	1.72	(0.04)	–	(0.04)	–	$8.30	26.22%		$208,335,958	1.16%		0.82%		1.16%		62.55%
Year Ended December 31, 2008	$9.88	0.12	(3.28)	(3.16)	(0.10)	–	(0.10)	–	$6.62	(32.15%)		$203,855,899	1.08%		1.29%		1.10%		119.80%
Year Ended December 31, 2007	$12.45	0.10	(0.87)	(0.77)	(0.15)	(1.65)	(1.80)	–	$9.88	(6.89%)		$410,073,252	1.14%		0.66%		1.14%		94.94%
Year Ended December 31, 2006	$11.53	0.07	1.91	1.98	(0.06)	(1.00)	(1.06)	–	$12.45	17.29%		$587,083,741	1.13%		0.47%		1.13%		115.12%
Year Ended December 31, 2005	$12.62	0.03	0.35	0.38	(0.01)	(1.46)	(1.47)	–	$11.53	3.07%		$634,107,304	1.12%		0.09%		1.12%		188.69%

Class II Shares
Year Ended December 31, 2009 (c)	$6.54	0.03	1.65	1.68	(0.04)	–	(0.04)	–	$8.18	25.86%		$30,352,462	1.40%		0.45%		1.40%		62.55%
Year Ended December 31, 2008	$9.76	0.09	(3.23)	(3.14)	(0.08)	–	(0.08)	–	$6.54	(32.30%)		$21,181,023	1.32%		0.97%		1.35%		119.80%
Year Ended December 31, 2007	$12.34	0.06	(0.87)	(0.81)	(0.12)	(1.65)	(1.77)	–	$9.76	(7.23%)		$37,579,430	1.39%		0.38%		1.39%		94.94%
Year Ended December 31, 2006	$11.43	0.03	1.91	1.94	(0.03)	(1.00)	(1.03)	–	$12.34	17.10%		$55,228,598	1.38%		0.23%		1.38%		115.12%
Year Ended December 31, 2005	$12.55	(0.02)	0.36	0.34	–	(1.46)	(1.46)	–	$11.43	2.78%		$44,094,071	1.38%		(0.15%)		1.38%		188.69%

Class III Shares
Year Ended December 31, 2009 (c)	$6.63	0.06	1.67	1.73	(0.04)	–	(0.04)	–	$8.32	26.33%		$502,519	1.16%		0.84%		1.16%		62.55%
Year Ended December 31, 2008	$9.90	0.12	(3.29)	(3.17)	(0.10)	–	(0.10)	–	$6.63	32.21%		$506,519	1.12%		1.34%		1.14%		119.80%
Year Ended December 31, 2007	$12.48	0.10	(0.88)	(0.78)	(0.15)	(1.65)	(1.80)	–	$9.90	6.92%		$991,682	1.11%		0.68%		1.12%		94.94%
Year Ended December 31, 2006	$11.55	0.07	1.92	1.99	(0.06)	(1.00)	(1.06)	–	$12.48	17.37%		$1,485,343	1.12%		0.47%		1.12%		115.12%
Year Ended December 31, 2005	$12.64	0.03	0.35	0.38	(0.01)	(1.46)	(1.47)	–	$11.55	3.06%		$1,445,191	1.13%		0.08%		1.13%		188.69%

Class IV Shares
Year Ended December 31, 2009 (c)	$6.61	0.06	1.67	1.73	(0.04)	–	(0.04)	–	$8.30	26.41%		$23,201,040	1.16%		0.83%		1.16%		62.55%
Year Ended December 31, 2008	$9.88	0.11	(3.28)	(3.17)	(0.10)	–	(0.10)	–	$6.61	(32.27%)		$23,344,639	1.11%		1.21%		1.14%		119.80%
Year Ended December 31, 2007	$12.45	0.09	(0.86)	(0.77)	(0.15)	(1.65)	(1.80)	–	$9.88	(6.92%)		$41,650,497	1.10%		0.67%		1.11%		94.94%
Year Ended December 31, 2006	$11.53	0.07	1.91	1.98	(0.06)	(1.00)	(1.06)	–	$12.45	17.40%		$52,342,646	1.12%		0.48%		1.12%		115.12%
Year Ended December 31, 2005	$12.62	0.03	0.35	0.38	(0.01)	(1.46)	(1.47)	–	$11.53	3.07%		$52,727,490	1.12%		0.10%		1.12%		188.69%

Class Y Shares
Year Ended December 31, 2009 (c)	$6.61	0.05	1.69	1.74	(0.04)	–	(0.04)	–	$8.31	26.60%		$30,053,556	1.00%		0.67%		1.00%		62.55%
Period Ended December 31, 2008 (d)	$9.29	0.06	(2.65)	(2.59)	(0.09)	–	(0.09)	–	$6.61	(28	.01%)(e)	$8,762,016	0	.98%(f)	1	.19%(f)	1	.01%(f)	119.80%
Amounts designated as “—” are zero or have been rounded to zero.

(a)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	For the period from March 27, 2008 (commencement of operations) through December 31, 2008.

(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

24 Annual Report 2009

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Small Cap Value Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sales price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of

2009 Annual Report 25

Notes to Financial Statements (Continued)
December 31, 2009

factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

26 Annual Report 2009

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$284,825,026	$—	$—	$284,825,026

Futures Contracts	55,696	—	—	55,696

Mutual Funds	6,626,349	—	—	6,626,349

Repurchase Agreement	—	8,630,020	—	8,630,020

U.S. Government Sponsored & Agency Obligation	—	236,652	—	236,652

Total	$291,507,071	$8,866,672	$—	$300,373,743

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Common Stock

Balance as of 12/31/2008	$—

Accrued Accretion/ (Amortization)	—

Change in Unrealized Appreciation/(Depreciation)	(1,555)

Net Purchases/(Sales)	—

Transfers In/(Out) of Level 3	1,555

Balance as of 12/31/09	$—

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*  See Statement of Investments for identification of securities by type and industry classification.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund translates foreign currency transactions into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. The fluctuations are included in the net realized and unrealized gain or loss shown on the Statement of Operations.

(c)	Futures Contracts

The Fund is subject to equity price risk, credit risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into financial futures contracts (“futures contracts”) to gain exposure to, or hedge against changes in, the value of equities, the value of fixed income securities, interest rates or foreign currencies. The Fund may also enter into futures contracts for non-hedging purposes. If the Fund does so, the aggregate initial margin and premiums required to enter into and maintain futures contracts may not exceed 5% of the value of the Fund’s net assets after taking into account unrealized profits and unrealized losses on such futures contracts.

Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of

2009 Annual Report 27

Notes to Financial Statements (Continued)
December 31, 2009

the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, know as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value/market value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. Futures contracts involve minimal counterparty credit risk to the Fund because futures contracts are exchange-traded, and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees futures contacts against defaults.

Futures contracts, if any, are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures.”

The Fund is subject to the provisions of FASB ASC, “Derivatives and Hedging” (ASC 815) (formerly known as Statement of Financial Accounting Standards 161). The standard requires enhanced disclosure about an entity’s derivative and hedging activities. The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2009.

Fair Values of Derivative Instruments as of December 31, 2009

Derivatives not accounted for as hedging instruments under ASC 815

Statement of Assets and Liabilities Location

Assets:	Asset Derivatives	Fair Value

Equity contracts	Receivables, Net Assets — Unrealized appreciation	$55,696

Total		$55,696

-	Amounts designated as “—” are zero or have been rounded to zero.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009

Realized Gain (Loss)

Risk Exposure	Futures	Total

Equity contracts	$1,107,384	$1,107,384

Total	$1,107,384	$1,107,384

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Operations for the Year Ended December 31, 2009

28 Annual Report 2009

Unrealized Appreciation/(Depreciation)

Risk Exposure	Futures

Equity contracts	$(107,204)

Total	$(107,204)

Amounts designated as “—” are zero or have been rounded to zero.

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the year ended December 31, 2009.

(d)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(f)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that (1) the borrower deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the

2009 Annual Report 29

Notes to Financial Statements (Continued)
December 31, 2009

collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2009, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral

$8,335,945	$8,630,020

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(h)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the

30 Annual Report 2009

classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadvisers the Fund. The subadvisers listed below manage all of or a portion of the Fund’s investments and have the responsibility for making all investment decisions for that portion of the Fund unless otherwise indicated.

Subadvisers

Aberdeen Asset Management, Inc.

Epoch Investment Partners, Inc.

JPMorgan Investment Partners, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

Up to $200 million	0.90%

$200 million and more	0.85%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadvisers. NFA paid the subadviser $754,974 for the year ended December 31, 2009.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal

2009 Annual Report 31

Notes to Financial Statements (Continued)
December 31, 2009

Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II and Class III shares of the Fund and 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2009, NFS received $359,847 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $3,901.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $254 from Class III

For the year ended December 31, 2008, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $41 from Class III.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the

32 Annual Report 2009

Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $152,282,445 and sales of $171,362,941 (excluding short-term securities).

For the year ended December 31, 2009, the Fund had purchases of $237,287 and sales of $525,000 of U.S. Government Securities

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$1,411,963	$—	$1,411,963	$—	$1,411,963

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$4,034,532	$—	$4,034,532	$—	$4,034,532

Amounts designated as “ — ” are zero or have been rounded to zero.

2009 Annual Report 33

Notes to Financial Statements (Continued)
December 31, 2009

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$1,270,803	$—	$1,270,803	$—	$(110,855,485)	$12,225,376	$(97,359,306)

Amounts designated as “—” are zero or have been rounded to zero.

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to wash sales and adjustments for passive foreign investment companies.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$288,092,672	$42,805,706	$(30,580,331)	$12,225,375

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contributions:

Amount	Expires

$24,387,575	2016

$86,229,318	2017

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2009, the Fund deferred to January 1, 2010 post-October capital losses in the amount of $238,592.

9. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

34 Annual Report 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Small Cap Value Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

2009 Annual Report 35

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 98.64%.

36 Annual Report 2009

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

2009 Annual Report 37

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

38 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

2009 Annual Report 39

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

40 Annual Report 2009

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

2009 Annual Report 41

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

42 Annual Report 2009

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NVIT Multi-Manager Small Company Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

10	Statement of Investments

24	Statement of Assets and Liabilities

26	Statement of Operations

27	Statements of Changes in Net Assets

29	Financial Highlights

30	Notes to Financial Statements

40	Report of Independent Registered Public Accounting Firm

41	Supplemental Information

42	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MM-SCO (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

The Fund may purchase securities in initial public offerings (IPOs), which can be very volatile and carry high transaction costs.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which

2 Annual Report 2009

measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Aberdeen Asset Management Inc.; Gartmore Global Partners; Morgan Stanley Investment Management Inc.; Neuberger Berman Management LLC; Putnam Investment Management, LLC; or Waddell & Reed Investment Management Co.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Aberdeen Asset Management Inc.; Gartmore Global Partners; Morgan Stanley Investment Management Inc.; Neuberger Berman Management LLC; Putnam Investment Management, LLC; or Waddell & Reed Investment Management Co.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Multi-Manager Small Company Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Multi-Manager Small Company Fund (Class I at NAV) returned 34.70% versus 27.17% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Small-Cap Core Funds (consisting of 138 funds as of December 31, 2009) was 30.61% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Contributors to Fund performance during the reporting period came from the Fund’s holdings in the financials, consumer discretionary, real estate, health-care and information technology sectors.

A number of Fund holdings in the financials sector were prominent among the top contributors to Fund performance; banks in particular benefited from more stable credit conditions. Among the Fund’s best-performing holdings during the reporting period were the United Kingdom’s Tullett Prebon plc, a provider of inter-dealer broker services, and Germany’s Aareal Bank AG, which gained admission in September 2009 to that country’s MDAX, an index of mid-capitalization nontechnology companies. Fund holdings in First Financial Bancorp also helped Fund performance.

Stock selection as well as an overweight in the consumer discretionary sector had a positive effect on the Fund’s relative performance. Within the sector, the specialty retail industry was the leading contributor to Fund performance during the reporting period. A notable contributor among individual Fund holdings included apparel manufacturer Phillips-Van Heusen Corp.; the company benefited from the impressive performance of its Calvin Klein brand, which improved profit margins for the company during the reporting period.

Fund holding The Macerich Co., a California-based real estate investment trust (REIT), followed a business model that enabled the company to maintain a stable level of funds from operations relative to weak expectations during the reporting period. Macerich’s stock also traded at a discounted valuation relative to that of its peers. Fund holding NVIDIA Corp. saw its share price rise during the reporting period; the company benefited from continued market share gains and leverage to an economic turnaround, and its stock maintained a relatively inexpensive valuation.

The Fund’s overweight positions in U.K.-based oil and gas services provider Petrofac Ltd., Australian engineering company Monadelphous Group Ltd. and Hong Kong-based consumer electronics manufacturer VTech Holdings Ltd. were the most positive contributors to Fund performance during the reporting period. Petrofac’s shares rose steadily throughout 2009, more than tripling in value; the company reported substantial business wins and a rising order backlog as a stronger oil price drove industry development. Monadelphous Group also won significant new orders in 2009 from such firms as BHP Billiton Iron Ore Pty Ltd. and Woodside Petroleum Ltd. The Fund’s position in VTech Holdings, proved to be another success story; VTech makes cordless phones for the United States, and the company’s shares advanced very strongly on an improving earnings outlook.

What areas of investment detracted from Fund performance?

Stock selection in the energy sector had a negative effect on relative Fund performance; natural gas producers underperformed the benchmark index. The Fund’s underweight and its stock selection in the technology sector also detracted from relative Fund returns. Fund performance was hampered primarily by the Fund’s exposure to the computer technology industry.

The Fund’s stock selection in materials and, to a lesser extent, telecommunications services hampered Fund returns. The most significant individual stock detractors from Fund performance were Westfield Financial, Inc., a Massachusetts-based thrift institution; biopharmaceutical company ViroPharma Inc.; and correctional facility operator Corrections Corporation of America.

Fund holdings in food distributor and grocer Nash-Finch Co. detracted from Fund performance as the company’s second-quarter 2009 earnings fell. Fund holdings in Pacer International, Inc., a transportation broker, also weighed negatively on Fund results. Overall weakness among retailers in 2009 lessened demand for shipping as inventory sat on store shelves.

2009 Annual Report 5

NVIT Multi-Manager Small Company Fund (Continued)

A number of the Fund’s Japanese holdings detracted from Fund performance during the reporting period as Japan remained in the grip of deflation. Most notable among these Fund holdings was Japanese financial services company SFCG Co., Ltd., which had focused on lending to small businesses and collapsed in February 2009 with debts of 338 billion yen. Fund holding Hogy Medical Co., Ltd., a Japanese maker of disposable medical materials designed to combat hospital infections, was another significant detractor from Fund performance, as was Fund holding SA SIPEF NV, a Belgian-based producer and trader of tropical plant products. Hogy Medical suffered a drop in influenza-related demand and a temporary fall in sales via its OperaMaster online ordering system for hospitals. Despite SA SIPEF’s low valuation, strong cash position and above-average growth prospects, the company underperformed due to concerns about rising production costs and depressed palm oil prices.

What is your outlook for the near term?

As the market and the economy continue to see modest improvement, we also note that financing is becoming easier to find, financial liquidity is actually quite good, and many non-equity asset classes are providing lower returns relative to equities. These factors could easily attract more investors into equities, including those in the United States, throughout the coming months.

As different economies emerge from the global recession at varying paces, interest-rate differentials will again play a critical role in currency exchange rates and global competitiveness. As 2010 progresses, the improved broad earnings picture for companies may be offset by valuation contraction, spurred by higher interest rates.

We believe that the economy should experience some growth in 2010. It will come from a relatively low base and in an “ebbing-and-flowing” type of expansion, but should be enough to sustain future improvement.

The following subadvisers each manage a portion (“sleeve”) of the Fund’s assets:

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Managers:
Jason Kotik, CFA and Michael Manzo, CFA

Subadviser:
Gartmore Global Partners

Portfolio Managers:
Michael J. Gleason and Alexandre Voitenok

Subadviser:
Morgan Stanley Investment Management Inc.

Portfolio Managers:
Sam Chainani, David Cohen, Dennis Lynch, Armistead Nash, Alexander Norton and Jason Yeung

Subadviser:
Neuberger Berman Management LLC

Portfolio Managers:
Robert D’Alelio and Judith M. Vale

Subadviser:
Putnam Investment Management, LLC

Portfolio Manager:
Eric N. Harthun

Subadviser:
Waddell & Reed Investment Management Co.

Portfolio Managers:
Kenneth McQuade and Mark G. Seferovich

6 Annual Report 2009

Fund Performance	NVIT Multi-Manager Small Company Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	5 Yr.	10 Yr.

Class I2	34.70%	1.36%	4.20%

Class II3	34.43%	1.11%	3.95%

Class III[3]	34.73%	1.38%	4.21%

Class IV3	34.61%	1.36%	4.19%

Class Y3	34.80%	1.41%	4.22%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[3]	These returns until the creation of the Class II shares (March 5, 2002), Class III shares (July 1, 2002), Class IV shares (April 28, 2003) and Class Y shares (March 27, 2008) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II, Class III, Class IV and Class Y shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I shares. Class Y shares’ annual returns have not been restated to reflect lower expenses for that class than apply to Class I shares. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Expense Ratios

Expense
Ratio*

Class I	1.21%

Class II	1.46%

Class III	1.21%

Class IV	1.21%

Class Y	1.06%

*	Current effective prospectus. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Multi-Manager Small Company Fund versus performance of the Russell 2000 Index (Russell 2000)(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/09. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Russell 2000 is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 7

Shareholder	NVIT Multi-Manager Small Company Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
NVIT Multi-Manager Small Company Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class I Shares	Actual		1,000.00	1,246.80	6.63	1.17
	Hypothetical	[b]	1,000.00	1,019.31	5.96	1.17

Class II Shares	Actual		1,000.00	1,246.00	8.04	1.42
	Hypothetical	[b]	1,000.00	1,018.05	7.22	1.42

Class III Shares	Actual		1,000.00	1,248.30	6.63	1.17
	Hypothetical	[b]	1,000.00	1,019.31	5.96	1.17

Class IV Shares	Actual		1,000.00	1,247.00	6.63	1.17
	Hypothetical	[b]	1,000.00	1,019.31	5.96	1.17

Class Y Shares	Actual		1,000.00	1,247.80	5.78	1.02
	Hypothetical	[b]	1,000.00	1,020.06	5.19	1.02

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8 Annual Report 2009

Portfolio Summary	NVIT Multi-Manager Small Company Fund
December 31, 2009

Asset Allocation

Common Stocks	96.4%
Mutual Fund	3.5%
Repurchase Agreements	2.8%
Preferred Stock	0.0%
Liabilities in excess of other assets	(2	.7)%

	100.0%

Top Industries†

Software	7.4%
Machinery	5.2%
Hotels, Restaurants & Leisure	4.7%
Oil, Gas & Consumable Fuels	4.2%
Commercial Banks	3.6%
Insurance	3.4%
Health Care Equipment & Supplies	2.9%
Internet Software & Services	2.9%
Specialty Retail	2.8%
Health Care Providers & Services	2.6%
Other Industries*	60.3%

100.0%

Top Holdings†

Invesco AIM Liquid Assets Portfolio	3.4%
Athenahealth, Inc.	1.2%
Kansas City Southern	1.1%
Blackboard, Inc.	1.1%
MICROS Systems, Inc.	1.0%
Blackbaud, Inc.	0.9%
CoStar Group, Inc.	0.8%
P.F. Chang’s China Bistro, Inc.	0.8%
Vail Resorts, Inc.	0.8%
Wabtec Corp.	0.8%
Other Holdings*	88.1%

100.0%

Top Countries†

United States	79.3%
Japan	4.1%
United Kingdom	2.0%
Australia	1.0%
Germany	1.0%
Bermuda	0.8%
Netherlands	0.8%
China	0.8%
Canada	0.7%
France	0.7%
Other Countries*	8.8%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 9

Statement of Investments
December 31, 2009

NVIT Multi-Manager Small Company Fund

Common Stocks 96.4%

	Shares	Market Value

ARGENTINA 0.4%
Internet Software & Services 0.4%
MercadoLibre, Inc.*	31,426	$1,630,067

AUSTRALIA 1.0%
Automobiles 0.1%
Fleetwood Corp. Ltd. (a)	33,162	236,570

Commercial Services & Supplies 0.1%
Mineral Resources Ltd. (a)(b)	31,766	199,376

Construction & Engineering 0.2%
Ausenco Ltd. (a)	1,128	4,586
Monadelphous Group Ltd. (a)	67,738	869,761

		874,347

Diversified Minerals 0.0%
Lynas Corp Ltd.*	291,600	143,034

Electric Utilities 0.1%
Prime Infrastructure Group*	149,932	552,822

Energy Equipment & Services 0.0%
Neptune Marine Services Ltd.* (a)	269,954	157,344

Health Care Providers & Services 0.2%
Healthscope Ltd. (a)	75,262	341,295
Sigma Pharmaceuticals Ltd. (a)(b)	505,814	448,558

		789,853

Insurance 0.0%
Tower Australia Group Ltd.* (a)	29,124	74,317

Metals & Mining 0.0%
Panoramic Resources Ltd. (a)	36,856	76,679

Multiline Retail 0.1%
David Jones Ltd. (a)	93,611	450,390

Multi-Utilities 0.0%
Hastings Diversified Utilities Fund (a)	2,326	2,275

Oil, Gas & Consumable Fuels 0.0%
Beach Petroleum Ltd. (a)	142,455	117,199

Real Estate Management & Development 0.0%
FKP Property Group (a)	95,891	67,610
Sunland Group Ltd. (a)(b)	48,863	35,906

		103,516

Trading Companies & Distributors 0.1%
Emeco Holdings Ltd. (a)	284,963	201,648

Transportation Infrastructure 0.1%
Australian Infrastructure Fund (a)(b)	355,327	564,949

		4,544,319

AUSTRIA 0.1%
Real Estate Management & Development 0.1%
Immofinanz Immobilien Anlagen AG* (a)(b)	106,495	378,248

BELGIUM 0.2%
Food Products 0.1%
Sipef SA (a)	8,123	404,016

Oil, Gas & Consumable Fuels 0.1%
Euronav NV (a)(b)	17,425	380,884

		784,900

		1,163,148

BERMUDA 0.8%
Commercial Services & Supplies 0.0%
Infinity Bio-Energy Ltd.* (a)	94,500	0

Insurance 0.8%
Arch Capital Group Ltd.*	7,700	550,935
Aspen Insurance Holdings Ltd.	64,600	1,644,070
Assured Guaranty Ltd.	10,800	235,008
Endurance Specialty Holdings Ltd.	14,200	528,666
Validus Holdings Ltd.	20,803	560,433

		3,519,112

BRAZIL 0.2%
Household Durables 0.2%
Brookfield Incorporacoes SA	98,498	441,289
Gafisa SA ADR (b)	18,461	597,398

		1,038,687

CANADA 0.7%
Commercial Services & Supplies 0.1%
Ritchie Bros. Auctioneers, Inc.	19,700	441,871

Metals & Mining 0.1%
Major Drilling Group International	1,100	30,187
Thompson Creek Metals Co., Inc.*	26,500	310,580

		340,767

Oil, Gas & Consumable Fuels 0.1%
Petrobank Energy & Resources Ltd.*	12,700	620,372

Textiles, Apparel & Luxury Goods 0.4%
Lululemon Athletica, Inc.*	62,158	1,870,956

		3,273,966

CAYMAN ISLANDS 0.1%
Insurance 0.1%
Greenlight Capital Re Ltd., Class A*	19,591	461,760

10 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

CHINA 0.8%
Automobiles 0.0%
Dongfeng Motor Group Co. Ltd., H Shares (a)	120,000	$171,356

Diversified Consumer Services 0.1%
New Oriental Education & Technology Group ADR*	4,508	340,850

Electrical Equipment 0.1%
Harbin Power Equipment Co. Ltd., H Shares (a)	372,000	329,140

Energy Equipment & Services 0.1%
Anhui Tianda Oil Pipe Co Ltd, H Shares (a)	571,000	300,221

Hotels, Restaurants & Leisure 0.1%
Ctrip.com International Ltd. ADR*	6,506	467,521

Internet Software & Services 0.1%
Sina Corp.*	6,659	300,854

Real Estate Management & Development 0.0%
Shui On Land Ltd. (a)	157,050	92,146

Software 0.1%
Longtop Financial Technologies Ltd. ADR*	9,873	365,498

Textiles, Apparel & Luxury Goods 0.0%
Weiqiao Textile Co. Ltd., H Shares (a)	364,000	247,480

Transportation Infrastructure 0.2%
Sichuan Expressway Co. Ltd., H Shares (a)	714,000	376,312
Zhejiang Expressway Co. Ltd., H Shares (a)	592,000	545,478

		921,790

		3,536,856

DENMARK 0.2%
Chemicals 0.0%
Auriga Industries, Class B (a)	2,884	59,859

Construction & Engineering 0.0%
Per Aarsleff AS, Class B (a)	1,010	112,806

Food Products 0.1%
East Asiatic Co., Ltd. AS (a)	8,749	305,248

Marine 0.0%
D/S Norden (a)	2,450	98,626

Real Estate Management & Development 0.1%
Tk Development AS* (a)	28,211	142,537

		719,076

FINLAND 0.2%
Containers & Packaging 0.0%
Huhtamaki OYJ (a)	9,051	125,479

Real Estate Management & Development 0.1%
Citycon OYJ (a)	92,000	385,163

Software 0.1%
F-Secure OYJ (a)(b)	46,821	183,366
Tekla OYJ (a)	3,005	27,326

		210,692

		721,334

FRANCE 0.7%
Chemicals 0.0%
Internationale de Plantations d’Heveas SA (a)(b)	1,147	75,291

Electrical Equipment 0.2%
Nexans SA (a)	9,978	792,591

Gas Utilities 0.0%
Rubis (a)(b)	2,067	182,037

Hotels, Restaurants & Leisure 0.0%
Pierre & Vacances (a)(b)	1,719	132,121

Household Durables 0.1%
Nexity (a)	17,120	622,152

Industrial Conglomerates 0.1%
Wendel (a)(b)	3,853	234,122

IT Services 0.1%
Groupe Steria SCA (a)(b)	11,856	364,248
Sopra Group SA (a)	1,363	96,731

		460,979

Media 0.1%
Havas SA (a)	104,278	416,824

Oil, Gas & Consumable Fuels 0.1%
Esso SA Francaise (a)	1,841	228,486
Total Gabon (a)	179	67,081

		295,567

Professional Services 0.0%
Teleperformance (a)	1,837	59,605

Trading Companies & Distributors 0.0%
IMS-Intl Metal Service* (a)	1	14

		3,271,303

GERMANY 0.9%
Aerospace & Defense 0.2%
MTU Aero Engines Holding AG (a)	16,212	882,331

2009 Annual Report 11

Statement of Investments (Continued)
December 31, 2009

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

GERMANY (continued)

Biotechnology 0.0%
Biotest AG (Preference) (a)	4,131	$202,849

Machinery 0.3%
Demag Cranes AG (a)	12,423	413,232
Duerr AG (a)	1,331	32,052
Gesco AG (a)	1,781	90,557
Gildemeister AG (a)	23,216	374,442
Heidelberger Druckmaschinen AG* (a)(b)	28,542	222,153

		1,132,436

Media 0.1%
CTS Eventim AG (a)	5,964	291,914

Metals & Mining 0.2%
Aurubis AG (a)	16,936	730,810

Real Estate Management & Development 0.0%
Dic Asset AG (a)	17,654	205,913

Thrifts & Mortgage Finance 0.1%
Aareal Bank AG* (a)	35,614	668,785

Trading Companies & Distributors 0.0%
Phoenix Solar AG (a)	1,019	61,377

		4,176,415

GREECE 0.1%
Commercial Banks 0.1%
Piraeus Bank SA* (a)	48,238	553,549

HONG KONG 0.6%
Communications Equipment 0.3%
VTech Holdings Ltd. (a)	125,000	1,192,231

Distributors 0.0%
Intergrated Distribution Services Group Ltd. (a)	106,900	154,903

Food Products 0.1%
China Fishery Group Ltd.* (a)	66,700	65,078
First Pacific Co. (a)	334,000	202,996

		268,074

Hotels, Restaurants & Leisure 0.1%
Mandarin Oriental International Ltd. (a)	134,042	199,361

Marine 0.0%
Chu Kong Shipping Development Ltd. (a)	722,000	117,465

Jinhui Shipping & Transportation Ltd.* (a)	1	4

		117,469

Pharmaceuticals 0.0%
China Pharmaceutical Group Ltd. (a)	320,000	176,862

Real Estate Investment Trusts (REITs) 0.0%
Gzi Real Estate Investment Trust (a)	304,000	114,842

Water Utilities 0.1%
Guangdong Investment Ltd. (a)	342,000	198,742

		2,422,484

IRELAND 0.4%
Food & Staples Retailing 0.0%
Fyffes PLC (a)	173,549	114,444

Hotels, Restaurants & Leisure 0.2%
Paddy Power PLC (a)	21,352	754,659

Life Sciences Tools & Services 0.2%
ICON PLC ADR*	39,700	862,681

		1,731,784

ISRAEL 0.2%
Communications Equipment 0.1%
Ceragon Networks Ltd.*	33,300	390,942

Semiconductors & Semiconductor Equipment 0.1%
Mellanox Technologies Ltd.*	31,300	590,318

		981,260

ITALY 0.6%
Commercial Banks 0.1%
Banca Popolare di Milano (a)	1	7
Credito Emiliano SpA* (a)(b)	24,963	192,256

		192,263

Construction & Engineering 0.0%
Trevi Finanziaria SpA (a)(b)	4,681	74,093

Construction Materials 0.0%
Buzzi Unicem SpA (a)	4,340	69,826

Electronic Equipment, Instruments & Components 0.1%
Esprinet SpA (a)	44,278	576,624

Household Durables 0.1%
Indesit Co. SpA* (a)	42,580	475,969

Machinery 0.1%
Danieli & Co. SpA (a)	47,393	624,783

Multi-Utilities 0.1%
ACEA SpA (a)(b)	24,929	267,219

Oil, Gas & Consumable Fuels 0.1%
ERG SpA (a)	32,828	454,464

		2,735,241

12 Annual Report 2009

Common Stocks (continued)

ITALY (continued)
Oil, Gas & Consumable Fuels (continued)
JAPAN 4.2%
Air Freight & Logistics 0.2%
Kintetsu World Express, Inc. (a)	26,700	$695,482

Auto Components 0.1%
Futaba Industrial Co., Ltd. (a)	14,300	119,731
Press Kogyo Co., Ltd. (a)	216,000	406,270
Sanden Corp.* (a)	36,000	92,885
Teikoku Piston Ring Co., Ltd. (a)	700	2,723

		621,609

Automobiles 0.1%
Isuzu Motors Ltd.* (a)	247,000	463,976

Building Products 0.0%
Takasago Thermal Engineering Co. Ltd. (a)	12,000	102,866

Chemicals 0.2%
Kanto Denka Kogyo Co., Ltd. (a)(b)	14,000	105,367
Nippon Soda Co., Ltd. (a)	141,000	507,955
Taiyo Ink Manufacturing Co., Ltd. (a)	5,100	134,669

		747,991

Commercial Banks 0.0%
Musashino Bank Ltd. (The) (a)	7,100	168,398

Commercial Services & Supplies 0.0%
Matsuda Sangyo Co., Ltd. (a)	3,900	66,998

Communications Equipment 0.1%
Mitsui Knowledge Industry Co., Ltd. (a)	1,242	220,389

Computers & Peripherals 0.1%
Megachips Corp. (a)	3,000	42,173
Melco Holdings, Inc. (a)	9,700	174,675

		216,848

Construction & Engineering 0.3%
NEC Networks & System Integration Corp. (a)(b)	46,100	556,835
Taikisha Ltd. (a)	33,300	447,262
Toyo Engineering Corp. (a)	152,000	447,510

		1,451,607

Consumer Finance 0.1%
Hitachi Capital Corp. (a)	21,300	258,972

Distributors 0.0%
Canon Marketing Japan, Inc. (a)	4,100	60,418

Diversified Financial Services 0.0%
Ricoh Leasing Co., Ltd. (a)	3,300	65,687

Electrical Equipment 0.0%
Furukawa Electric Co., Ltd. (a)	37,000	154,524

Electronic Equipment, Instruments & Components 0.2%
Mitsumi Electric Co., Ltd. (a)	5,100	90,080
Nihon Dempa Kogyo Co., Ltd. (a)	6,600	119,620
Sanshin Electronics Co., Ltd. (a)	11,700	80,325
Siix Corp. (a)	25,100	309,747
Tamura Corp.* (a)	24,000	73,281

		673,053

Food & Staples Retailing 0.3%
Arcs Co., Ltd. (a)	15,100	198,580
Circle K Sunkus Co., Ltd. (a)	27,300	336,765
Cosmos Pharmaceutical Corp. (a)(b)	11,400	287,654
Maruetsu, Inc. (The)* (a)	2,000	8,627
Ministop Co., Ltd. (a)	12,800	155,155
Okuwa Co., Ltd. (a)	14,000	133,898

		1,120,679

Food Products 0.0%
QP Corp. (a)	5,100	54,292
Yonekyu Corp. (a)	10,500	89,471

		143,763

Health Care Equipment & Supplies 0.3%
Aloka Co., Ltd. (a)	22,700	160,123
Eiken Chemical Co., Ltd.* (a)	36,800	339,645
Hogy Medical Co., Ltd. (a)	8,500	412,874
Miraca Holdings, Inc. (a)	12,800	352,270
Nihon Kohden Corp. (a)(b)	13,500	214,929

		1,479,841

Health Care Providers & Services 0.1%
BML, Inc. (a)	18,700	510,435

Hotels, Restaurants & Leisure 0.1%
Ohsho Food Service Corp.* (a)	5,700	151,540
Pacific Golf Group International Holdings KK (a)	213	145,412

		296,952

Household Durables 0.2%
Rinnai Corp. (a)	14,200	686,215

Internet & Catalog Retail 0.1%
Dena Co., Ltd. (a)	53	313,963

Internet Software & Services 0.0%
Zappallas, Inc. (a)	24	37,787

IT Services 0.0%
Ines Corp. (a)	17,000	131,636
NET One Systems Co., Ltd. (a)	74	83,338

		214,974

Leisure Equipment & Products 0.2%
Fields Corp. (a)	132	163,814
Mars Engineering Corp. (a)	1,000	24,139

2009 Annual Report 13

Statement of Investments (Continued)
December 31, 2009

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

JAPAN (continued)
Leisure Equipment & Products (continued)

Tomy Co., Ltd. (a)	54,200	$444,885
Universal Entertainment Corp.* (a)	21,400	267,485

		900,323

Machinery 0.2%
Aichi Corp. (a)	28,100	106,124
Hosokawa Micron Corp. (a)	40,000	147,438
Namura Shipbuilding Co., Ltd. (a)	33,900	173,699
Nitta Corp. (a)	4,200	55,600
Tsugami Corp.* (a)	143,000	335,683

		818,544

Media 0.2%
Daiichikosho Co., Ltd. (a)	9,100	102,706
Sky Perfect Jsat Holdings Inc (a)	1,257	500,619
Wowow, Inc.* (a)	218	395,308

		998,633

Metals & Mining 0.4%
Kyoei Steel Ltd. (a)	22,700	418,354
Mitsubishi Steel Manufacturing Co., Ltd. (a)	118,000	199,969
Nippon Coke & Engineering Co., Ltd. (a)	47,000	53,240
Osaka Steel Co., Ltd. (a)	15,200	255,464
Pacific Metals Co., Ltd. (a)(b)	49,000	371,831
Yamato Kogyo Co., Ltd. (a)	12,900	421,769

		1,720,627

Office Electronics 0.0%
Brother Industries Ltd. (a)	2,600	29,901
Toshiba TEC Corp. (a)	43,000	162,983

		192,884

Personal Products 0.0%
Mandom Corp. (a)	4,100	116,271

Pharmaceuticals 0.2%
Kaken Pharmaceutical Co., Ltd. (a)	31,000	263,391
Nippon Shinyaku Co., Ltd. (a)	48,000	536,714

		800,105

Real Estate Management & Development 0.1%
Tokyu Livable, Inc. (a)	41,800	359,995

Semiconductors & Semiconductor Equipment 0.1%
Ferrotec Corp. (a)	5,000	59,583
Sumco Corp. (a)	13,300	235,016

		294,599

Software 0.1%
Capcom Co., Ltd. (a)	2,800	46,407
DTS Corp. (a)	6,500	61,514
Fuji Soft Abc Inc. (a)	11,200	179,496
MTI Ltd. (a)	125	236,296
Sumisho Computer Systems Corp. (a)	3,700	50,675

		574,388

Specialty Retail 0.1%
Alpen Co. Ltd. (a)	3,100	46,116
Geo Corp.* (a)	581	585,791

		631,907

Textiles, Apparel & Luxury Goods 0.1%
Fujibo Holdings, Inc. (a)	5,000	8,141
Gunze Ltd. (a)	64,000	235,717
Sanei-International Co., Ltd. (a)	10,000	92,618

		336,476

Trading Companies & Distributors 0.0%
Hanwa Co., Ltd. (a)	32,000	116,333

		18,634,512

MEXICO 0.1%
Transportation Infrastructure 0.1%
Grupo Aeroporuario Del Pacifico SAB de CV ADR	14,618	456,959

NETHERLANDS 0.8%
Capital Markets 0.2%
BinckBank N.V. (a)(b)	44,903	804,296

Construction & Engineering 0.4%
Chicago Bridge & Iron Co. NV NYRS*	90,500	1,829,910

Electrical Equipment 0.0%
Draka Holding* (a)	8,622	164,998

Internet Software & Services 0.1%
VistaPrint NV*	9,640	546,202

Professional Services 0.0%
USG People NV* (a)(b)	7,069	127,862

Software 0.1%
Exact Holding NV (a)	4,384	116,950
Unit 4 Agresso NV* (a)(b)	6,414	152,424

		269,374

		3,742,642

NEW ZEALAND 0.0%
Airlines 0.0%
Air New Zealand Ltd. (a)	32,388	28,425

NORWAY 0.4%

Capital Markets 0.1%

ABG Sundal Collier Holding ASA (a)(b)	226,431	308,326

14 Annual Report 2009

Common Stocks (continued)

NEW ZEALAND (continued)
Commercial Banks 0.1%
Sparebank 1 Nord Norge (a)	7,340	$139,575
Sparebanken Rogaland (a)	28,094	242,480

		382,055

Construction & Engineering 0.1%
Veidekke ASA (a)	47,700	408,176

Energy Equipment & Services 0.1%
Fred Olsen Energy ASA (a)	7,017	268,733
Petroleum Geo-Services ASA* (a)	17,750	203,201

		471,934

Internet Software & Services 0.0%
Opera Software ASA (a)(b)	29,450	101,651

		1,672,142

PANAMA 0.1%
Airlines 0.1%
Copa Holdings SA, Class A	6,300	343,161

PORTUGAL 0.3%
Commercial Banks 0.1%
Banco BPI SA, Class G (a)	95,371	288,169

Food & Staples Retailing 0.1%
Jeronimo Martins SGPS SA (a)	31,249	312,519

Paper & Forest Products 0.1%
Semapa-Sociedade de Investimento e Gestao (a)	56,345	625,997

		1,226,685

SINGAPORE 0.4%
Computers & Peripherals 0.0%
Creative Technology Ltd. (a)	19,100	87,881

Construction & Engineering 0.1%
Rotary Engineering Ltd. (a)	395,000	292,616

Distributors 0.1%
Jardine Cycle & Carriage Ltd. (a)	21,000	400,950
Diversified Financial Services 0.0%
Macquarie International Infrastructure Fund Ltd. (a)	351,000	113,263

Industrial Conglomerates 0.1%
Hong Leong Asia Ltd. (a)	227,000	465,446

Machinery 0.1%
Jaya Holdings Ltd.* (a)	285,000	121,637

Wireless Telecommunication Services 0.0%
MobileOne Ltd. (a)	71,000	95,449

		1,577,242

SPAIN 0.4%
Diversified Financial Services 0.1%
Corporaction Financiera Alba SA (a)	12,264	640,401

Machinery 0.2%
Construcciones y Auxiliar de Ferrocarriles SA (a)	1,369	738,255
Duro Felguera SA (a)	10,108	104,403

		842,658

Metals & Mining 0.1%
Tubos Reunidos SA (a)(b)	115,202	353,176

Paper & Forest Products 0.0%
Miquel y Costas & Miquel SA (a)	2,956	63,517

		1,899,752

SWEDEN 0.6%
Hotels, Restaurants & Leisure 0.2%
Betsson AB* (a)	42,000	640,311

Household Durables 0.0%
JM AB* (a)	1	17

Metals & Mining 0.1%
Boliden AB (a)	49,147	629,782

Professional Services 0.0%
AF AB, Class B (a)(b)	6,100	166,713

Real Estate Management & Development 0.3%
Kungsleden AB (a)	82,784	566,224
Wihlborgs Fastigheter AB (a)	38,200	704,149

		1,270,373

		2,707,196

SWITZERLAND 0.5%
Capital Markets 0.2%
Partners Group Holding AG (a)	4,760	600,170

Commercial Banks 0.1%
Banque Cantonale Vaudoise (a)	1,444	571,875

Electronic Equipment, Instruments & Components 0.0%
Inficon Holding AG (a)	267	30,352

Insurance 0.1%
Helvetia Holding AG (a)	1,347	417,160

Machinery 0.0%
Kardex AG* (a)	117	3,783

Pharmaceuticals 0.0%
Acino Holding AG (a)	884	137,681
Specialty Retail 0.1%
Valora Holding AG (a)	1,039	256,707

		2,017,728

2009 Annual Report 15

Statement of Investments (Continued)
December 31, 2009

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

SWITZERLAND (continued)
Specialty Retail (continued)
UNITED KINGDOM 2.1%
Air Freight & Logistics 0.0%
Wincanton PLC (a)	27,866	$91,158

Capital Markets 0.1%
Close Brothers Group PLC (a)	5,226	58,076
Tullet Prebon PLC (a)	126,379	565,827

		623,903

Commercial Services & Supplies 0.1%
Babcock International Group (a)	33,428	320,681
Rps Group PLC (a)	87,404	305,590

		626,271

Construction & Engineering 0.1%
Galliford Try PLC	10,279	51,442
Keller Group PLC (a)	17,198	178,839
Severfield — Rowen PLC (a)	14,769	42,273

		272,554

Diversified Telecommunication Services 0.1%
Colt Telecom Group SA* (a)	91,171	193,592
Telcom Plus PLC (a)	19,385	92,969

		286,561

Energy Equipment & Services 0.3%
Petrofac Ltd. (a)	74,359	1,244,766

Food Products 0.1%
Dairy Crest Group PLC (a)	92,413	538,835

Health Care Equipment & Supplies 0.0%
SSL International PLC (a)	1	13

Hotels, Restaurants & Leisure 0.2%
Domino’s Pizza Uk & Irl PLC (a)	64,105	307,857
Punch Taverns PLC* (a)	26,071	28,474
Restaurant Group PLC (a)	52,869	158,784
Sportingbet PLC (a)	145,765	160,117

		655,232

Household Durables 0.1%
Pace PLC (a)	86,767	292,240

Independent Power Producers & Energy Traders 0.1%
Drax Group PLC (a)	67,517	450,125

Industrial Conglomerates 0.0%
Tomkins PLC (a)	25,724	79,938

Insurance 0.3%
Beazley PLC (a)	290,351	467,356
Chesnara PLC (a)	20,577	64,801
Lancashire Holdings Ltd. (a)	85,478	614,220

		1,146,377

Internet & Catalog Retail 0.1%
Home Retail Group PLC (a)	138,417	627,787

IT Services 0.1%
Computacenter PLC (a)	68,622	276,360

Media 0.0%
St. Ives PLC (a)	122,755	109,461
Yell Group PLC* (a)(b)	121,087	76,189

		185,650

Multiline Retail 0.0%
Debenhams PLC* (a)	81,916	102,510

Professional Services 0.0%
ITE Group PLC (a)	101,242	208,703

Road & Rail 0.0%
Go-Ahead Group PLC (a)	4,487	95,997

Semiconductors & Semiconductor Equipment 0.1%
ARM Holdings PLC (a)	173,303	494,857

Software 0.1%
Micro Focus International PLC (a)	59,165	432,758

Specialty Retail 0.1%
Game Group PLC (a)	121,203	206,908
Hmv Group PLC (a)	89,034	133,246

		340,154

Thrifts & Mortgage Finance 0.1%
Paragon Group of Cos PLC (a)	129,819	273,467

		9,346,216

UNITED STATES 78.0%
Aerospace & Defense 1.0%
Aerovironment, Inc.*	52,400	1,523,792
Argon ST, Inc.*	9,700	210,684
BE Aerospace, Inc.*	26,048	612,128
DigitalGlobe, Inc.*	19,984	483,613
DynCorp International, Inc., Class A*	25,218	361,878
GenCorp, Inc.*	64,600	452,200
Innovative Solutions & Support, Inc.*	56,393	258,844
Teledyne Technologies, Inc.*	11,353	435,501

		4,338,640

Air Freight & Logistics 0.1%
Atlas Air Worldwide Holdings, Inc.*	4,669	173,920
HUB Group, Inc., Class A*	4,800	128,784

		302,704

Airlines 0.3%
Hawaiian Holdings, Inc.*	71,212	498,484
SkyWest, Inc.	46,863	792,922

		1,291,406

16 Annual Report 2009

Common Stocks (continued)

UNITED STATES (continued)
Airlines (continued)
Auto Components 0.6%
Drew Industries, Inc.*	94,200	$1,945,230
Gentex Corp.	17,700	315,945
Tenneco, Inc.*	19,215	340,682

		2,601,857

Beverages 0.1%
Boston Beer Co., Inc., Class A*	6,300	293,580

Biotechnology 0.1%
Alnylam Pharmaceuticals, Inc.* (b)	34,004	599,150

Building Products 0.7%
Gibraltar Industries, Inc.*	138,040	2,171,369
Quanex Building Products Corp.	34,597	587,111
Universal Forest Products, Inc.	11,462	421,916

		3,180,396

Capital Markets 2.1%
Capital Southwest Corp.	2,299	181,161
Cowen Group, Inc., Class A*	71,020	420,438
E*Trade Financial Corp.*	243,783	426,620
Evercore Partners, Inc., Class A	11,565	351,576
GFI Group, Inc.	67,925	310,417
GLG Partners, Inc.* (b)	88,008	283,386
Greenhill & Co., Inc.	36,231	2,907,175
Hercules Technology Growth Capital, Inc.	45,432	472,039
Investment Technology Group, Inc.*	23,731	467,501
Riskmetrics Group, Inc.*	104,182	1,657,536
SWS Group, Inc.	24,163	292,372
TradeStation Group, Inc.*	116,676	920,574
Waddell & Reed Financial, Inc., Class A	15,082	460,604

		9,151,399

Chemicals 1.6%
Balchem Corp.	1,400	46,914
Intrepid Potash, Inc.*	48,502	1,414,803
Kraton Performance Polymers, Inc.*	28,615	388,019
LSB Industries, Inc.*	55,897	788,148
Olin Corp.	12,500	219,000
PolyOne Corp.*	54,700	408,609
Rockwood Holdings, Inc.*	49,991	1,177,788
RPM International, Inc.	26,648	541,754
Solutia, Inc.*	58,081	737,629
Valspar Corp.	58,100	1,576,834

		7,299,498

Commercial Banks 3.2%
Bancorp, Inc.*	80,661	553,334
Bank of Hawaii Corp.	2,700	127,062
Bank of the Ozarks, Inc.	69,460	2,033,094
CapitalSource, Inc.	538,446	2,137,631
Columbia Banking System, Inc.	16,798	271,792
First Citizens Bancshares, Inc., Class A	3,816	625,862
First Community Bancshares, Inc.	46,463	559,879
First Financial Bancorp	45,763	666,309
First Financial Bankshares, Inc.	700	37,961
First Horizon National Corp.*	33,996	455,540
Glacier Bancorp, Inc.	11,300	155,036
Hudson Valley Holding Corp.	8,335	205,541
Metro Bancorp, Inc.*	37,343	469,402
PacWest Bancorp	17,298	348,555
Seacoast Banking Corp of Florida	97,149	158,353
SVB Financial Group*	10,465	436,286
TCF Financial Corp.	67,610	920,848
Trustmark Corp.	16,815	379,010
UMB Financial Corp.	12,165	478,693
Univest Corp of Pennsylvania	32,910	576,912
Westamerica Bancorp	6,100	337,757
Whitney Holding Corp.	32,521	296,266
Wintrust Financial Corp.	57,210	1,761,496

		13,992,619

Commercial Services & Supplies 0.9%
ATC Technology Corp.*	32,981	786,597
Clean Harbors, Inc.*	7,567	451,069
Deluxe Corp.	29,200	431,868
Healthcare Services Group, Inc.	17,900	384,134
Knoll, Inc.	17,100	176,643
Rollins, Inc.	29,050	560,084
Schawk, Inc.	16,696	227,065
Waste Connections, Inc.*	26,030	867,840

		3,885,300

Communications Equipment 2.1%
Arris Group, Inc.*	42,215	482,518
Ixia*	31,766	236,339
Netgear, Inc.*	23,900	518,391
Oplink Communications, Inc.*	54,407	891,731
Palm, Inc.* (b)	74,510	748,080
Polycom, Inc.*	38,300	956,351
Riverbed Technology, Inc.*	129,900	2,983,803
Tellabs, Inc.*	442,615	2,514,053

		9,331,266

Computers & Peripherals 0.2%
BancTec, Inc.* (c)	36,134	180,670
Synaptics, Inc.* (b)	29,700	910,305

		1,090,975

2009 Annual Report 17

Statement of Investments (Continued)
December 31, 2009

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

UNITED STATES (continued)
Computers & Peripherals (continued)
Construction & Engineering 0.2%
Layne Christensen Co.*	23,700	$680,427
Sterling Construction Co., Inc.*	17,226	330,395

		1,010,822

Construction Materials 0.7%
Eagle Materials, Inc.	67,900	1,768,795
Texas Industries, Inc.	36,829	1,288,647

		3,057,442

Containers & Packaging 0.8%
AEP Industries, Inc.*	10,765	412,084
AptarGroup, Inc.	24,300	868,482
Pactiv Corp.*	16,600	400,724
Rock-Tenn Co., Class A	14,282	719,956
Silgan Holdings, Inc.	19,779	1,144,808

		3,546,054

Distributors 0.7%
LKQ Corp.*	154,112	3,019,054

Diversified Consumer Services 1.4%
American Public Education, Inc.*	50,650	1,740,334
Capella Education Co.*	30,700	2,311,710
Career Education Corp.*	19,215	447,902
Grand Canyon Education, Inc.*	16,300	309,863
Lincoln Educational Services Corp.*	18,398	398,685
Matthews International Corp., Class A	14,800	524,364
Strayer Education, Inc.	1,291	274,324

		6,007,182

Diversified Financial Services 0.7%
MSCI, Inc., Class A*	60,695	1,930,101
Pico Holdings, Inc.*	35,303	1,155,467

		3,085,568

Diversified Telecommunication Services 0.2%
Cogent Communications Group, Inc.*	98,531	971,516

Electric Utilities 0.9%
Brookfield Infrastructure Partners LP	46,442	778,832
Great Plains Energy, Inc.	58,529	1,134,877
UIL Holdings Corp.	33,797	949,020
Unisource Energy Corp.	36,614	1,178,605

		4,041,334

Electrical Equipment 0.1%
EnerSys*	18,382	402,014

Electronic Equipment, Instruments & Components 1.4%
Benchmark Electronics, Inc.*	31,381	593,415
Cogent, Inc.*	51,996	540,238
DTS, Inc.*	43,750	1,496,688
Littelfuse, Inc.*	48,300	1,552,845
Rofin-Sinar Technologies, Inc.*	13,400	316,374
Smart Modular Technologies WWH, Inc.*	90,038	566,339
SYNNEX Corp.*	11,494	352,406
Trimble Navigation Ltd.*	17,900	451,080
TTM Technologies, Inc.*	46,100	531,533

		6,400,918

Energy Equipment & Services 1.6%
CARBO Ceramics, Inc.	19,150	1,305,456
Lufkin Industries, Inc.	1,100	80,520
Natural Gas Services Group, Inc.*	69,700	1,313,845
Oceaneering International, Inc.*	10,900	637,868
Pioneer Drilling Co.*	38,930	307,547
Superior Well Services, Inc.*	38,759	552,703
TETRA Technologies, Inc.*	49,000	542,920
Tidewater, Inc.	53,845	2,581,868

		7,322,727

Food & Staples Retailing 0.6%
Nash Finch Co.	12,365	458,618
Ruddick Corp.	37,998	977,689
Spartan Stores, Inc.	34,097	487,246
Weis Markets, Inc.	14,882	541,109

		2,464,662

Food Products 0.7%
Chiquita Brands International, Inc.*	26,348	475,318
Darling International, Inc.*	31,900	267,322
Flowers Foods, Inc.	6,900	163,944
J&J Snack Foods Corp.	5,483	219,100
Lancaster Colony Corp.	200	9,940
Smithfield Foods, Inc.*	116,210	1,765,230

		2,900,854

Gas Utilities 0.7%
Energen Corp.	17,998	842,306
New Jersey Resources Corp.	12,150	454,410
Northwest Natural Gas Co.	1,700	76,568
South Jersey Industries, Inc.	12,000	458,160
Southwest Gas Corp.	41,847	1,193,895

		3,025,339

Health Care Equipment & Supplies 2.7%
Abaxis, Inc.*	27,000	689,850
ABIOMED, Inc.*	108,800	950,912
American Medical Systems Holdings, Inc.*	34,000	655,860
Cutera, Inc.*	45,340	385,843
Gen-Probe, Inc.*	28,813	1,236,078
Haemonetics Corp.*	14,900	821,735

18 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

UNITED STATES (continued)
Health Care Equipment & Supplies (continued)

IDEXX Laboratories, Inc.*	4,504	$240,694
Immucor, Inc.*	19,900	402,776
Inverness Medical Innovations, Inc.*	14,870	617,254
Meridian Bioscience, Inc.	17,000	366,350
NuVasive, Inc.*	55,400	1,771,692
Palomar Medical Technologies, Inc.*	40,421	407,444
Sirona Dental Systems, Inc.*	12,800	406,272
SurModics, Inc.*	8,400	190,344
Teleflex, Inc.	16,540	891,340
Volcano Corp.*	83,300	1,447,754
West Pharmaceutical Services, Inc.	1,100	43,120
Wright Medical Group, Inc.*	20,100	380,895

		11,906,213

Health Care Providers & Services 2.4%
Addus HomeCare Corp.*	25,257	232,364
Amedisys, Inc.*	12,065	585,876
Amsurg Corp.*	14,334	315,635
Health Management Associates, Inc., Class A*	74,860	544,232
Healthways, Inc.*	74,150	1,359,911
HMS Holdings Corp.*	28,500	1,387,665
IPC The Hospitalist Co., Inc.*	4,732	157,339
Landauer, Inc.	4,900	300,860
LHC Group, Inc.*	44,940	1,510,433
Lincare Holdings, Inc.*	18,198	675,510
MWI Veterinary Supply, Inc.*	19,300	727,610
Owens & Minor, Inc.	10,065	432,091
Sun Healthcare Group, Inc.*	148,100	1,358,077
VCA Antech, Inc.*	39,701	989,349

		10,576,952

Health Care Technology 2.2%
Allscripts-Misys Healthcare Solutions, Inc.*	142,200	2,876,706
Athenahealth, Inc.*	120,297	5,442,236
Omnicell, Inc.*	121,450	1,419,751

		9,738,693

Hotels, Restaurants & Leisure 4.0%
Ambassadors Group, Inc.	50,916	676,674
Bally Technologies, Inc.*	13,182	544,285
BJ’s Restaurants, Inc.*	51,964	977,962
CEC Entertainment, Inc.*	13,600	434,112
Domino’s Pizza, Inc.*	70,313	589,223
Gaylord Entertainment Co.*	114,389	2,259,183
Lakes Entertainment, Inc.*	71,676	179,907
P.F. Chang’s China Bistro, Inc.* (b)	94,427	3,579,728
Penn National Gaming, Inc.*	65,330	1,775,669
Scientific Games Corp., Class A*	148,600	2,162,130
Vail Resorts, Inc.*	93,918	3,550,100
WMS Industries, Inc.*	28,300	1,132,000

		17,860,973

Household Durables 0.3%
iRobot Corp.*	35,056	616,985
M/I Homes, Inc.*	26,648	276,873
Newell Rubbermaid, Inc.	28,464	427,245

		1,321,103

Household Products 0.1%
Church & Dwight Co., Inc.	10,100	610,545

Industrial Conglomerates 0.1%
Raven Industries, Inc.	10,937	347,468

Information Technology Services 1.3%
Alliance Data Systems Corp.* (b)	21,632	1,397,211
CACI International, Inc., Class A*	8,549	417,619
CSG Systems International, Inc.*	30,281	578,064
Forrester Research, Inc.*	59,921	1,554,950
infoGROUP, Inc.*	37,414	300,060
Information Services Group, Inc.*	118,353	375,179
Mantech International Corp., Class A*	11,900	574,532
NCI, Inc., Class A*	13,400	370,510
NeuStar, Inc., Class A*	21,731	500,682

		6,068,807

Insurance 2.2%
American Equity Investment Life Holding Co.	42,967	319,675
AMERISAFE, Inc.*	73,510	1,320,975
Hanover Insurance Group, Inc. (The)	78,561	3,490,465
Harleysville Group, Inc.	14,800	470,492
HCC Insurance Holdings, Inc.	17,798	497,810
Infinity Property & Casualty Corp.	14,282	580,421
Navigators Group, Inc.*	15,482	729,357
Reinsurance Group of America, Inc.	9,865	470,067
RLI Corp.	10,200	543,150
Safety Insurance Group, Inc.	13,100	474,613
Zenith National Insurance Corp.	31,515	937,886

		9,834,911

2009 Annual Report 19

Statement of Investments (Continued)
December 31, 2009

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

UNITED STATES (continued)
Insurance (continued)
Internet 0.2%
Ning, Inc.*(a)	63,095	$555,867
Twitter, Inc.*(a)	21,064	336,651

		892,518

Internet & Catalog Retail 1.2%
Blue Nile, Inc.*	53,567	3,392,398
NutriSystem, Inc. (b)	48,358	1,507,319
PetMed Express, Inc.	6,200	109,306
Stamps.com, Inc.*	33,164	298,476

		5,307,499

Internet Software & Services 2.4%
Archipelago Learning, Inc.*	39,400	815,580
comScore, Inc.*	26,692	468,445
Constant Contact, Inc.*	124,150	1,986,400
DealerTrack Holdings, Inc.*	64,050	1,203,499
EarthLink, Inc.	68,099	565,903
GSI Commerce, Inc.*	45,576	1,157,175
InfoSpace, Inc.*	63,462	543,869
OpenTable, Inc.* (b)	59,562	1,516,448
United Online, Inc.	100,477	722,430
Vocus, Inc.*	59,300	1,067,400
Web.com Group, Inc.*	78,254	510,999

		10,558,148

Leisure Equipment & Products 0.0%
RC2 Corp.*	11,565	170,584

Life Sciences Tools & Services 1.0%
Charles River Laboratories International, Inc.*	9,300	313,317
Dionex Corp.*	10,400	768,248
Techne Corp.	46,791	3,207,991

		4,289,556

Machinery 4.6%
Astec Industries, Inc.*	9,900	266,706
Badger Meter, Inc.	17,000	676,940
Bucyrus International, Inc.	38,100	2,147,697
Chart Industries, Inc.*	19,600	324,380
Clarcor, Inc.	26,600	862,904
Dynamic Materials Corp.	62,947	1,262,087
EnPro Industries, Inc.*	12,882	340,214
FreightCar America, Inc.	78,570	1,558,043
Graco, Inc.	8,400	239,988
Harsco Corp.	33,870	1,091,630
Kennametal, Inc.	63,836	1,654,629
Lincoln Electric Holdings, Inc.	2,100	112,266
Lindsay Corp.	6,300	251,055
Middleby Corp.*	12,465	611,034
Mueller Industries, Inc.	24,848	617,224
Mueller Water Products, Inc., Class A	52,977	275,481
Nordson Corp.	12,641	773,376
Robbins & Myers, Inc.	32,798	771,409
Terex Corp.*	80,737	1,599,400
Titan International, Inc.	47,263	383,303
Toro Co.	5,611	234,596
Valmont Industries, Inc.	8,300	651,135
Wabtec Corp.	86,440	3,530,210

		20,235,707

Media 0.5%
CKX, Inc.*	55,718	293,634
Interactive Data Corp.	32,605	824,906
Morningstar, Inc.*	25,153	1,215,896

		2,334,436

Medical Labs & Testing 0.1%
Pacific Biosciences of California Inc.*(a)	51,877	363,139

Metals & Mining 0.9%
Allegheny Technologies, Inc.	12,810	573,504
Compass Minerals International, Inc.	38,500	2,586,815
Horsehead Holding Corp.*	52,530	669,757

		3,830,076

Multi-Utilities 0.4%
Avista Corp.	42,347	914,272
CMS Energy Corp.	46,370	726,154

		1,640,426

Office Electronics 0.1%
Zebra Technologies Corp., Class A*	18,247	517,485

Oil, Gas & Consumable Fuels 3.9%
Approach Resources, Inc.*	101,282	781,897
Arena Resources, Inc.*	40,549	1,748,473
Atlas Energy, Inc.	34,382	1,037,305
Berry Petroleum Co., Class A	59,090	1,722,473
Bill Barrett Corp.*	70,950	2,207,254
Brigham Exploration Co.*	67,000	907,850
Carrizo Oil & Gas, Inc.*	71,029	1,881,558
Concho Resources, Inc.*	11,600	520,840
Contango Oil & Gas Co.*	13,956	656,072
GMX Resources, Inc.*(b)	54,771	752,554
James River Coal Co.*	18,815	348,642
Penn Virginia Corp.	13,582	289,161
PetroQuest Energy, Inc.*	15,868	97,271
Resolute Energy Corp.*	2,500	28,800
Rex Energy Corp.*	42,230	506,760
Rosetta Resources, Inc.*	36,200	721,466
SandRidge Energy, Inc.*	125,200	1,180,636
St. Mary Land & Exploration Co.	19,015	651,074
Whiting Petroleum Corp.*	20,790	1,485,445

		17,525,531

20 Annual Report 2009

Common Stocks (continued)

UNITED STATES (continued)
Oil, Gas & Consumable Fuels (continued)
Paper & Forest Products 0.1%
Louisiana-Pacific Corp.*	79,923	$557,863

Personal Products 0.9%
Alberto-Culver Co.	119,800	3,508,942
Chattem, Inc.*	2,200	205,260
Elizabeth Arden, Inc.*	3,433	49,573
NBTY, Inc.*	9,249	402,701

		4,166,476

Pharmaceuticals 1.0%
Ironwood Pharmaceuticals* (a)	93,487	2,056,714
Par Pharmaceutical Cos., Inc.*	16,698	451,848
ViroPharma, Inc.*	148,679	1,247,417
XenoPort, Inc.*	27,293	506,558

		4,262,537

Professional Services 2.1%
Advisory Board Co. (The)*	55,686	1,707,333
Corporate Executive Board Co. (The)	18,629	425,114
CoStar Group, Inc.*	87,476	3,653,872
Exponent, Inc.*	29,300	815,712
FTI Consulting, Inc.*	20,640	973,382
School Specialty, Inc.*	17,921	419,172
Watson Wyatt Worldwide, Inc., Class A	28,230	1,341,490

		9,336,075

Real Estate Investment Trusts (REITs) 1.8%
Chimera Investment Corp.	171,789	666,541
Colony Financial, Inc.	22,861	465,679
DCT Industrial Trust, Inc.	72,012	361,500
Digital Realty Trust, Inc.	4,632	232,897
Douglas Emmett, Inc.	15,698	223,696
Essex Property Trust, Inc.	4,332	362,372
Glimcher Realty Trust	108,726	293,560
Healthcare Realty Trust, Inc.	42,530	912,694
LaSalle Hotel Properties	15,998	339,637
Macerich Co. (The)	46,922	1,686,844
MFA Financial, Inc.	40,517	297,800
National Health Investors, Inc.	19,315	714,462
National Retail Properties, Inc.	6,649	141,092
Retail Opportunity Investments Corp.*	43,247	437,227
Tanger Factory Outlet Centers	5,232	203,996
Taubman Centers, Inc.	9,149	328,541
Winthrop Realty Trust	12,358	134,208

		7,802,746

Real Estate Management & Development 0.5%
Consolidated-Tomoka Land Co.	6,579	229,870
Jones Lang LaSalle, Inc.	33,050	1,996,220
Market Leader, Inc.*	53,326	111,985

		2,338,075

Road & Rail 2.3%
Con-way, Inc.	25,900	904,169
J.B. Hunt Transport Services, Inc.	93,000	3,001,110
Kansas City Southern*	148,850	4,955,217
Knight Transportation, Inc.	52,400	1,010,796
RailAmerica, Inc.*	31,381	382,848

		10,254,140

Semiconductors & Semiconductor Equipment 1.4%
Atmel Corp.*	145,240	669,556
Cirrus Logic, Inc.*	76,645	522,719
Cymer, Inc.*	16,898	648,545
Teradyne, Inc.*	177,400	1,903,502
Tessera Technologies, Inc.*	84,480	1,965,850
Ultra Clean Holdings, Inc.*	100,253	700,769

		6,410,941

Software 7.0%
Blackbaud, Inc.	170,750	4,034,823
Blackboard, Inc.*	105,396	4,783,924
CommVault Systems, Inc.*	133,850	3,170,907
Concur Technologies, Inc.*	68,768	2,939,832
EPIQ Systems, Inc.*	106,230	1,486,158
FactSet Research Systems, Inc.	40,400	2,661,148
i2 Technologies, Inc.*	22,900	437,848
Jack Henry & Associates, Inc.	3,600	83,232
MICROS Systems, Inc.*	152,493	4,731,858
Monotype Imaging Holdings, Inc.*	38,534	347,962
NetSuite, Inc.* (b)	20,793	332,272
Rosetta Stone, Inc.*	46,083	827,190
S1 Corp.*	61,162	398,776
SolarWinds, Inc.*	75,300	1,732,653
Solera Holdings, Inc.	73,140	2,633,771
TeleCommunication Systems, Inc., Class A*	64,062	620,120

		31,222,474

Specialty Retail 2.5%
Citi Trends, Inc.*	42,887	1,184,539
Dress Barn, Inc.*	31,681	731,831
Haverty Furniture Cos., Inc.	18,200	249,886
Hibbett Sports, Inc.*	14,200	312,258
Jos. A. Bank Clothiers, Inc.*	14,882	627,871
Monro Muffler Brake, Inc.	28,600	956,384
OfficeMax, Inc.*	45,063	571,849
O’Reilly Automotive, Inc.*	79,380	3,025,966
Pier 1 Imports, Inc.*	131,500	669,335
Stage Stores, Inc.	33,797	417,731
Talbots, Inc.*	53,413	475,910
Tractor Supply Co.*	37,260	1,973,290

		11,196,850

Textiles, Apparel & Luxury Goods 0.9%
Carter’s, Inc.*	16,715	438,769

2009 Annual Report 21

Statement of Investments (Continued)
December 31, 2009

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

UNITED STATES (continued)
Textiles, Apparel & Luxury Goods (continued)

Iconix Brand Group, Inc.*	33,397	$422,472
Kenneth Cole Productions, Inc., Class A*	23,049	222,423
Phillips-Van Heusen Corp.	63,042	2,564,549
Steven Madden Ltd.*	8,418	347,158

		3,995,371

Thrifts & Mortgage Finance 1.5%
Brookline Bancorp, Inc.	29,700	294,327
Dime Community Bancshares	22,750	266,630
ESSA Bancorp, Inc.	38,815	454,136
MGIC Investment Corp.*	37,114	214,519
Northwest Bancshares, Inc.	22,864	258,820
Ocwen Financial Corp.*	154,030	1,474,067
United Financial Bancorp, Inc.	25,464	333,833
Washington Federal, Inc.	98,135	1,897,931
Westfield Financial, Inc.	169,470	1,398,127

		6,592,390

Trading Companies & Distributors 1.1%
Applied Industrial Technologies, Inc.	16,198	357,490
Beacon Roofing Supply, Inc.*	114,270	1,828,320
DXP Enterprises, Inc.*	26,648	348,289
H&E Equipment Services, Inc.*	37,814	396,669
Rush Enterprises, Inc., Class A*	116,000	1,379,240
WESCO International, Inc.*	16,798	453,714

		4,763,722

Water Utilities 0.1%
American States Water Co.	12,700	449,707

Wireless Telecommunication Services 0.5%
Leap Wireless International, Inc.*	17,398	305,335
NTELOS Holdings Corp.	32,381	577,029
Shenandoah Telecommunications Co.	65,500	1,332,925

		2,215,289

		346,109,702

VIRGIN ISLANDS, BRITISH 0.3%
Air Freight & Logistics 0.3%
UTI Worldwide, Inc.	91,490	1,310,137

Total Common Stocks (cost $380,427,702)		427,552,860

Preferred Stock 0.0%

	Shares	Market Value

GERMANY 0.0%
Media 0.0%
ProSiebenSat.1 Media AG (a)	22,506	257,851

Total Preferred Stock (cost $49,316)		257,851

Mutual Fund 3.5%

Money Market Fund 3.5%
Invesco AIM Liquid Assets Portfolio, 0.18% (d)	15,618,369	15,618,369

Total Mutual Fund (cost $15,618,369)		15,618,369

Repurchase Agreement 2.8%

	Principal Amount	Market Value

Morgan Stanley, 0.01%, dated 12/31/09, due 01/04/10, repurchase price $12,257,324, collateralized by U.S. Government Agency Mortgages 0.38% – 7.38%, maturing 01/08/10 – 11/20/39; total market value of $12,503,963(e)	$12,257,310	$12,257,310

Total Repurchase Agreement (cost $12,257,310)		12,257,310

Total Investments (cost $408,352,697) (f) — 102.7%		455,686,390

Liabilities in excess of other assets — (2.7)%		(12,149,046)

NET ASSETS — 100.0%		$443,537,344

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	The security or a portion of this security is on loan at December 31, 2009. The total value of securities on loan at December 31, 2009 was $11,768,465.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate

22 Annual Report 2009

value of these securities at December 31, 2009 was $180,670 which represents 0.04% of net assets.

(d)	Represents 7-day effective yield as of December 31, 2009.

(e)	The security was purchased with cash collateral held from securities on loan (See Note 2). The total value of securities purchased with cash collateral as of December 31, 2009, was $12,257,310.

(f)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

AS	Stock Corporation

ASA	Stock Corporation

KK	Joint Stock Company

LP	Limited Partnership

Ltd.	Limited

NV	Public Traded Company

NYRS	New York Registry Shares

OYJ	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

SCA	Limited partnership with share capital

SGPS	Holding Enterprise

SpA	Limited Share Company

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 23

Statement of Assets and Liabilities
December 31, 2009

NVIT Multi-Manager
Small Company Fund

Assets:
Investments, at value* (cost $396,095,387)	$443,429,080
Repurchase agreements, at value and cost	12,257,310

Total Investments	455,686,390

Interest and dividends receivable	345,158
Security lending income receivable	21,394
Receivable for investments sold	2,635,251
Receivable for capital shares issued	162,926
Reclaims receivable	102,883
Prepaid expenses and other assets	120,354

Total Assets	459,074,356

Liabilities:
Payable for investments purchased	2,126,743
Payable for capital shares redeemed	480,748
Cash overdraft (Note 2)	10,273
Foreign currency overdraft payable	1,584
Payable upon return of securities loaned (Note 2)	12,257,310
Accrued expenses and other payables:
Investment advisory fees	352,539
Fund administration fees	27,313
Distribution fees	10,217
Administrative services fees	177,856
Accounting and transfer agent fees	14,923
Trustee fees	3,829
Custodian fees	4,152
Compliance program costs (Note 3)	2,648
Professional fees	17,429
Printing fees	43,495
Other	5,953

Total Liabilities	15,537,012

Net Assets	$443,537,344

Represented by:
Capital	$547,135,738
Accumulated undistributed net investment income	520,625
Accumulated net realized losses from investment, futures contracts and foreign currency transactions	(151,456,825)
Net unrealized appreciation/(depreciation) from investments	47,333,693
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	4,113

Net Assets	$443,537,344

Net Assets:
Class I Shares	$352,187,874
Class II Shares	48,640,531
Class III Shares	2,523,106
Class IV Shares	23,013,941
Class Y Shares	17,171,892

Total	$443,537,344

*	Includes value of securities on loan of $11,768,465 (Note 2)

The accompanying notes are an integral part of these financial statements.

24 Annual Report 2009

NVIT Multi-Manager
Small Company Fund

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	24,376,017
Class II Shares	3,443,315
Class III Shares	174,202
Class IV Shares	1,593,312
Class Y Shares	1,188,329

Total	30,775,175

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$14.45
Class II Shares	$14.13
Class III Shares	$14.48
Class IV Shares	$14.44
Class Y Shares	$14.45

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 25

Statement of Operations
For the Year Ended December 31, 2009

NVIT Multi- Manager
Small Company Fund

INVESTMENT INCOME:
Interest income	$21,469
Dividend income	6,055,178
Income from securities lending (Note 2)	191,848
Foreign tax withholding	(174,912)

Total Income	6,093,583

EXPENSES:
Investment advisory fees	3,601,048
Fund administration fees	172,819
Distribution fees Class II Shares	108,368
Administrative services fees Class I Shares	467,633
Administrative services fees Class II Shares	65,022
Administrative services fees Class III Shares	2,618
Administrative services fees Class IV Shares	30,786
Professional fees	62,555
Printing fees	88,347
Trustee fees	13,078
Custodian fees	27,004
Accounting and transfer agent fees	52,220
Compliance program costs (Note 3)	4,960
Other	22,907

Total Expenses before earnings credit	4,719,365

Earnings Credit (Note 5)	(4,790)
Net Expenses	4,714,575

NET INVESTMENT INCOME	1,379,008

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(49,868,209)
Net realized gains from futures contracts transactions (Note 2)	932,837
Net realized gains from foreign currency transactions (Note 2)	32,764

Net realized losses from investments, futures contracts and foreign currency transactions	(48,902,608)

Net change in unrealized appreciation/(depreciation) from investments	163,469,315

Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	281

Net change in unrealized appreciation/(depreciation) from investments and translations of assets and liabilities denominated in foreign currencies	163,469,596

Net realized/unrealized gains from investments and foreign currency translations	114,566,988

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$115,945,996

The accompanying notes are an integral part of these financial statements.

26 Annual Report 2009

Statements of Changes in Net Assets

	NVIT Multi-Manager Small Company Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$1,379,008	$4,833,053
Net realized losses from investments, futures contracts and foreign currency transactions	(48,902,608)	(97,020,769)
Net change in unrealized appreciation/(depreciation) from investments and translations of assets and liabilities denominated in foreign currencies	163,469,596	(178,148,122)

Change in net assets resulting from operations	115,945,996	(270,335,838)

Distributions to Shareholders From:
Net investment income:
Class I	(843,536)	(3,821,759)
Class II	(66,463)	(584,518)
Class III	(4,381)	(19,725)
Class IV	(56,449)	(248,051)
Class Y (b)	(30,514)	(40,615)
Net realized gains:
Class I	–	(96,172,925)
Class II	–	(20,667,812)
Class III	–	(491,781)
Class IV	–	(6,419,731)
Class Y (b)	–	(717,560)

Change in net assets from shareholder distributions	(1,001,343)	(129,184,477)

Change in net assets from capital transactions	(77,849,419)	25,002,061

Change in net assets	37,095,234	(374,518,254)

Net Assets:
Beginning of year	406,442,110	780,960,364

End of year	$443,537,344	$406,442,110

Accumulated undistributed net investment income at end of year	$520,625	$369,964

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$15,803,118	$19,535,415
Dividends reinvested	843,536	99,994,684
Cost of shares redeemed	(69,902,956)	(124,461,598)

Total Class I	(53,256,302)	(4,931,499)

Class II Shares
Proceeds from shares issued	4,103,871	11,537,407
Dividends reinvested	66,463	21,252,330
Cost of shares redeemed	(33,711,441)	(11,673,896)

Total Class II	(29,541,107)	21,115,841

Class III Shares
Proceeds from shares issued	1,429,934	925,875
Dividends reinvested	4,381	511,506

Amounts designated as“–”are zero or have been rounded to zero.

(a)	Includes redemption fees—see Note 4 to Financial Statements.
(b)	For the period from March 27, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 27

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Small Company Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

CAPITAL TRANSACTIONS: (continued)
Cost of shares redeemed (a)	$(933,071)	$(1,338,952)

Total Class III	501,244	98,429

Class IV Shares
Proceeds from shares issued	1,032,136	1,400,360
Dividends reinvested	56,449	6,667,782
Cost of shares redeemed	(4,793,235)	(6,358,072)

Total Class IV	(3,704,650)	1,710,070

Class Y Shares (b)
Proceeds from shares issued	10,233,882	6,295,127
Dividends reinvested	30,514	758,175
Cost of shares redeemed	(2,113,000)	(44,082)

Total Class Y	8,151,396	7,009,220

Change in net assets from capital transactions	$(77,849,419)	$25,002,061

SHARE TRANSACTIONS:
Class I Shares
Issued	1,373,186	1,294,878
Reinvested	81,973	6,617,203
Redeemed	(6,087,139)	(7,193,115)

Total Class I Shares	(4,631,980)	718,966

Class II Shares
Issued	364,397	603,236
Reinvested	6,595	1,438,044
Redeemed	(3,303,633)	(718,789)

Total Class II Shares	(2,932,641)	1,322,491

Class III Shares
Issued	111,901	52,414
Reinvested	423	33,750
Redeemed	(76,549)	(81,958)

Total Class III Shares	35,775	4,206

Class IV Shares
Issued	88,036	82,156
Reinvested	5,492	441,571
Redeemed	(406,764)	(386,897)

Total Class IV Shares	(313,236)	136,830

Class Y Shares (b)
Issued	876,672	425,385
Reinvested	2,923	50,748
Redeemed	(164,035)	(3,364)

Total Class Y Shares	715,560	472,769

Total change in shares	(7,126,522)	2,655,262

(b)	For the period from March 27, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

28 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Small Company Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset	Net	Unrealized									Ratio of	Investment	(Prior to
	Value,	Investment	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	(Losses) from	From	Investment	Realized	Total	Redemption	Value, End	Total	at End	to Average	to Average	to Average		Portfolio
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)	of Period	Net Assets (b)	Net Assets (b)	Net Assets (b)		Turnover (c)
Class I Shares
Year Ended December 31, 2009 (d)	$10.76	0.04	3.68	3.72	(0.03)	–	(0.03)	–	$14.45	34.70%	$352,187,874	1.19%	0.38%	1	.19%(e)	77.10%
Year Ended December 31, 2008	$22.21	0.14	(7.45)	(7.31)	(0.14)	(4.00)	(4.14)	–	$10.76	(38.19%)	$312,192,179	1.19%	0.85%	1	.19%(e)	113.50%
Year Ended December 31, 2007	$24.99	0.06	0.67	0.73	(0.02)	(3.49)	(3.51)	–	$22.21	2.13%	$628,302,006	1.19%	0.24%	1	.19%(e)	115.83%
Year Ended December 31, 2006	$22.78	0.03	2.67	2.70	(0.03)	(0.46)	(0.49)	–	$24.99	12.04%	$749,047,903	1.19%	0.11%	1	.19%(e)	104.59%
Year Ended December 31, 2005	$22.96	(0.03)	2.84	2.81	–	(2.99)	(2.99)	–	$22.78	12.32%	$831,778,341	1.20%	(0.12%)	1	.20%(e)	128.34%

Class II Shares
Year Ended December 31, 2009 (d)	$10.53	0.02	3.60	3.62	(0.02)	–	(0.02)	–	$14.13	34.43%	$48,640,531	1.44%	0.18%	1	.44%(e)	77.10%
Year Ended December 31, 2008	$21.84	0.09	(7.30)	(7.21)	(0.10)	(4.00)	(4.10)	–	$10.53	(38.35%)	$67,160,569	1.45%	0.57%	1	.45%(e)	113.50%
Year Ended December 31, 2007	$24.66	–	0.67	0.67	–	(3.49)	(3.49)	–	$21.84	1.89%	$110,373,399	1.42%	0.01%	1	.42%(e)	115.83%
Year Ended December 31, 2006	$22.53	(0.03)	2.63	2.60	(0.01)	(0.46)	(0.47)	–	$24.66	11.75%	$106,813,380	1.45%	(0.12%)	1	.45%(e)	104.59%
Year Ended December 31, 2005	$22.80	(0.07)	2.79	2.72	–	(2.99)	(2.99)	–	$22.53	12.01%	$74,165,283	1.45%	(0.37%)	1	.45%(e)	128.34%

Class III Shares
Year Ended December 31, 2009 (d)	$10.78	0.04	3.69	3.73	(0.03)	–	(0.03)	–	$14.48	34.73%	$2,523,106	1.19%	0.35%	1	.19%(e)	77.10%
Year Ended December 31, 2008	$22.24	0.16	(7.47)	(7.31)	(0.15)	(4.00)	(4.15)	–	$10.78	(38.16%)	$1,491,946	1.16%	0.90%	1	.16%(e)	113.50%
Year Ended December 31, 2007	$25.01	0.06	0.67	0.73	(0.01)	(3.49)	(3.50)	–	$22.24	2.11%	$2,985,655	1.21%	0.19%	1	.21%(e)	115.83%
Year Ended December 31, 2006	$22.80	0.03	2.68	2.71	(0.04)	(0.46)	(0.50)	–	$25.01	12.06%	$4,880,884	1.18%	0.16%	1	.18%(e)	104.59%
Year Ended December 31, 2005	$22.98	(0.02)	2.83	2.81	–	(2.99)	(2.99)	–	$22.80	12.31%	$2,548,033	1.22%	(0.14%)	1	.22%(e)	128.34%

Class IV Shares
Year Ended December 31, 2009 (d)	$10.76	0.04	3.67	3.71	(0.03)	–	(0.03)	–	$14.44	34.61%	$23,013,941	1.19%	0.38%	1	.19%(e)	77.10%
Year Ended December 31, 2008	$22.21	0.14	(7.45)	(7.31)	(0.14)	(4.00)	(4.14)	–	$10.76	(38.19%)	$20,512,653	1.20%	0.83%	1	.20%(e)	113.50%
Year Ended December 31, 2007	$24.99	0.07	0.67	0.74	(0.03)	(3.49)	(3.52)	–	$22.21	2.15%	$39,300,304	1.17%	0.26%	1	.17%(e)	115.83%
Year Ended December 31, 2006	$22.78	0.03	2.67	2.70	(0.03)	(0.46)	(0.49)	–	$24.99	12.04%	$42,375,147	1.19%	0.12%	1	.19%(e)	104.59%
Year Ended December 31, 2005	$22.96	(0.03)	2.84	2.81	–	(2.99)	(2.99)	–	$22.78	12.32%	$43,205,522	1.20%	(0.12%)	1	.20%(e)	128.34%

Class Y Shares
Year Ended December 31, 2009 (d)	$10.76	0.05	3.68	3.73	(0.04)	–	(0.04)	–	$14.45	34.80%	$17,171,892	1.03%	0.43%	1	.03%(e)	77.10%
Period Ended December 31, 2008 (f)	$20.20	0.12	(5.39)	(5.27)	(0.17)	(4.00)	(4.17)	–	$10.76	(32.67%)	$5,084,763	1.08%	0.99%	1	.08%(e)	113.50%

Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	There were no fee reductions during the period.
(f)	For the period from March 27, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 29

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Small Company Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

30 Annual Report 2009

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$361,278,139	$62,962,350	$3,312,371	$427,552,860

Mutual Funds	15,618,369	—	—	15,618,369

Preferred Stock	—	257,851	—	257,851

Repurchase Agreements	—	12,257,310	—	12,257,310

Total	$376,896,508	$75,477,511	$3,312,371	$455,686,390

2009 Annual Report 31

Notes to Financial Statements (Continued)
December 31, 2009

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	NVIT Multi-Manager
	Small Company Fund
	Common Stocks	Total

Balance as of 12/31/08	$1,728,146	$1,728,146

Accrued Accretion/(Amortization)	—	—

Change in Unrealized Appreciation/(Depreciation)	1,246,627	1,246,627

Net Purchases/(Sales)	336,653	336,653

Transfers In/(Out) of Level 3	945	945

Balance as of 12/31/09	$3,312,371	$3,312,371

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

(b)	Cash Overdraft

As of December 31, 2009, the Fund had an overdrawn balance of $10,273 with its custodian bank, JPMorgan Chase Bank, N.A. To offset the overdraft, JPMorgan Chase Bank, N.A. advanced an amount equal to the over-draft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan Chase Bank, N.A. under the custody agreement. This advance is separate from, and was not made pursuant to, the Credit Agreement discussed in Note 5.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund translates foreign currency transactions into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. The fluctuations are included in the net realized and unrealized gain and loss shown on the Statement of Operations.

(d)	Futures Contracts

The Fund is subject to equity price risk, credit risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into financial futures contracts (“futures contracts”) to gain exposure to, or hedge against changes in, the value of equities, the value of fixed income securities, interest rates or foreign currencies. The Fund may also enter into futures contracts for non-hedging purposes. If the Fund does so, the aggregate initial margin and premiums required to enter into and maintain futures contracts may not exceed 5% of the value of the Fund’s net assets after taking into account unrealized profits and unrealized losses on such futures contracts.

Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, know as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value/market value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price.

32 Annual Report 2009

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. Futures contracts involve minimal counterparty credit risk to the Fund because futures contracts are exchange-traded, and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees futures contacts against defaults.

Futures contracts, if any, are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures.”

The Fund is subject to the provisions of FASB ASC, “Derivatives and Hedging” (ASC 815) (formerly known as Statement of Financial Accounting Standards 161). The standard requires enhanced disclosure about an entity’s derivative and hedging activities. The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2009.

Fair Values of Derivative Instruments as of December 31, 2009

Derivatives not accounted for as hedging instruments under ASC 815:

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009
Realized Gain/(Loss)
Risk Exposure

Foreign currency transactions	$32,764

Equity contract	$932,837

Total	$1,119,488

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the year ended December 31, 2009.

(e)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

2009 Annual Report 33

Notes to Financial Statements (Continued)
December 31, 2009

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(g)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that (1) the borrower deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter the borrower mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2009, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral

$11,768,465	$12,257,310

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(i)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

34 Annual Report 2009

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadvisers for the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

2009 Annual Report 35

Notes to Financial Statements (Continued)
December 31, 2009

Subadvisors

- Morgan Stanley Investment Management Inc.

- American Century Investment Management, Inc.*

- Putnam Investment Management, LLC

- Neuberger Berman Management, LLC.

- Waddell & Reed Investment Management Company

- Aberdeen Asset Management, Inc.

- Gartmore Global Partners

*	As of September 10, 2009, the Board of Trustees terminated American Century Investment Management, Inc. (“American Century”) effective October 16, 2009. American Century assets were reallocated to the remaining subadvisors.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

All Assets	0.93%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadvisers. NFA paid the subadvisers $1,358,529 for the year ended December 31, 2009.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following:

36 Annual Report 2009

establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II and Class III and 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2009, NFS received $566,059 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $4,960.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25%.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class I and Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class I and Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class I and Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class I and Class III shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amounts of:

Class	Amount

Class III	$105

For the year ended December 31, 2008, the Fund had contributions to capital due to the collection of redemption fees in the amounts of:

Class	Amount

Class III	$2,438

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

2009 Annual Report 37

Notes to Financial Statements (Continued)
December 31, 2009

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $287,276,111 and sales of $356,907,925 (excluding short-term securities).

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$1,001,343	$—	$1,001,343	$—	$1,001,343

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$22,115,447	$107,069,030	$129,184,477	$—	$129,184,477

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$700,024	$—	$700,024	$—	$(143,701,380)	$39,402,962	$(103,598,394)

Amounts designated as “—” are zero or have been rounded to zero.

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to wash sales and adjustments for passive foreign investment companies.

38 Annual Report 2009

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$416,282,260	$72,014,919	$(32,610,789)	$39,404,130

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contributions:

Amount	Expires

$22,644,456	2016

$118,404,603	2017

As of December 31, 2009, for Federal income tax purposes, the Fund has capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger:

	Amount	Expires

Market Street All Pro Large Cap Growth	$2,652,321	2010

A portion of the capital loss carryforward may not be able to be utilized due to limitations under I.R.C. section 382.

9. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

2009 Annual Report 39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Small Company Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

40 Annual Report 2009

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100%.

2009 Annual Report 41

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

42 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988–2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

2009 Annual Report 43

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

44 Annual Report 2009

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002–May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2009 Annual Report 45

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

46 Annual Report 2009

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NVIT Nationwide Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

12	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

17	Financial Highlights

18	Notes to Financial Statements

26	Report of Independent Registered Public Accounting Firm

27	Supplemental Information

28	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-NAT (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder:

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

2 Annual Report 2009

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Aberdeen Asset Management Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Aberdeen Asset Management Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Nationwide Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Nationwide Fund (Class I at NAV) returned 26.10% versus 26.46% for its benchmark, the Standard & Poor’s 500® (S&P 500) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Large-Cap Core Funds (consisting of 228 funds as of December 31, 2009) was 27.80% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Positive contributors to Fund performance during the reporting period came from the Fund’s positions in the financials, energy, industrials and consumer discretionary sectors. The main contributors among individual Fund holdings were information technology services provider Cognizant Technology Solutions Corp., semiconductor manufacturer NVIDIA Corp. and The Goldman Sachs Group, Inc., a global investment banking and management firm. Cognizant Technology Solutions has been investing throughout the downturn in the business cycle in an effort to gain market share from its struggling competitors. NVIDIA performed well as both the competitive environment and market conditions improved. Goldman Sachs benefited from strong capital markets, which enabled the company to post significant profits for the company in the second half of 2009.

What areas of investment detracted from Fund performance?

Detractors from Fund performance during the reporting period were Fund holdings in the health-care, materials and consumer staples sectors. Notable detractors included the Fund’s positions in personal computer (PC) and peripherals manufacturer Apple Inc.; biopharmaceutical company Gilead Sciences, Inc.; and Internet services provider Google Inc. The Fund’s relative underweight in Apple Inc. had a negative impact on Fund performance because the stock posted a significant gain during the reporting period. Nonetheless, we believe that Apple’s share price fairly reflects the company’s opportunities in dominating the consumer music industry and broadening its penetration of the PC market. Shares of Gilead Sciences declined as investors grew concerned about its drug discovery pipeline and reallocated investments to more cyclical parts of the economy. We believe that Gilead Sciences is performing well and have added to the Fund’s position in the holding at its lower valuation. The Fund’s below-benchmark average exposure to Google during the reporting period hampered relative Fund results amid the stock’s strong performance.

What is your outlook for the near term?

As the market and economy continue to improve modestly, we also note that financing is becoming easier to find, financial liquidity is actually quite good, and many other asset classes are providing lower returns relative to equities. We believe that these factors could easily attract more investors into the global equity markets, including those in the United States, during the next several months.

We believe that the economy may experience some growth in 2010. That growth may come from a relatively low base and in an “ebbing-and-flowing” type of expansion, which may be enough to sustain future improvement.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Managers:
Paul Atkinson; Joseph A. Cerniglia, CFA; Jarett Fisher, CFA; Francis Radano III, CFA; and
Shahreza Yusof

2009 Annual Report 5

Fund Performance	NVIT Nationwide Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	5 Yr.	10 Yr.

Class I2	26.10%	-0.54%	-0.29%

Class II3	25.56%	-0.81%	-0.47%

Class III[3]	26.16%	-0.52%	-0.25%

Class IV3	25.94%	-0.56%	-0.30%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[3]	These returns until the creation of Class II shares (July 11, 2002). Class III shares (May 6, 2002) and Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class II, Class III and Class IV shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Expense Ratios

Expense
Ratio*

Class I	0.84%

Class II	1.09%

Class III	0.84%

Class IV	0.84%

*	Current effective prospectus. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Nationwide Fund versus performance of the Standard & Poor’s 500 Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/09. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	NVIT Nationwide Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
NVIT Nationwide Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class I Shares	Actual		1,000.00	1,198.60	4.38	0.79
	Hypothetical	[b]	1,000.00	1,021.22	4.02	0.79

Class II Shares	Actual		1,000.00	1,196.40	5.81	1.05
	Hypothetical	[b]	1,000.00	1,019.91	5.35	1.05

Class III Shares	Actual		1,000.00	1,199.50	4.44	0.80
	Hypothetical	[b]	1,000.00	1,021.17	4.08	0.80

Class IV Shares	Actual		1,000.00	1,197.10	4.37	0.80
	Hypothetical	[b]	1,000.00	1,021.22	4.02	0.80

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	NVIT Nationwide Fund
December 31, 2009

Asset Allocation

Common Stocks	98.3%
Mutual Fund	1.7%
Repurchase Agreement	0.9%
Liabilities in excess of other assets	(0	.9)%

	100.0%

Top Industries†

Oil, Gas & Consumable Fuels	9.1%
Computers & Peripherals	4.7%
Food & Staples Retailing	4.3%
Health Care Providers & Services	4.2%
Pharmaceuticals	4.2%
Communications Equipment	4.2%
Software	4.0%
Aerospace & Defense	3.9%
Specialty Retail	3.7%
Semiconductors & Semiconductor Equipment	3.4%
Other Industries*	54.3%

100.0%

Top Holdings†

Johnson & Johnson	2.5%
United Technologies Corp.	2.4%
Exxon Mobil Corp.	2.3%
JPMorgan Chase & Co.	2.2%
Cisco Systems, Inc.	2.0%
Intel Corp.	2.0%
QUALCOMM, Inc.	1.9%
CVS Caremark Corp.	1.8%
Oracle Corp.	1.8%
Apache Corp.	1.8%
Other Holdings*	79.3%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

NVIT Nationwide Fund

Common Stocks 98.3%

	Shares	Market Value

Aerospace & Defense 3.9%
Boeing Co. (The)	69,400	$3,756,622
ITT Corp.	274,200	13,638,708
United Technologies Corp.	381,700	26,493,797

		43,889,127

Air Freight & Logistics 0.4%
FedEx Corp.	55,900	4,664,855

Auto Components 0.5%
BorgWarner, Inc.	152,900	5,079,338

Beverages 2.7%
Coca-Cola Co. (The)	94,100	5,363,700
Pepsi Bottling Group, Inc.	129,800	4,867,500
PepsiAmericas, Inc.	137,200	4,014,472
PepsiCo, Inc.	266,400	16,197,120

		30,442,792

Biotechnology 2.1%
Amgen, Inc.*	68,500	3,875,045
Gilead Sciences, Inc.*	447,600	19,372,128

		23,247,173

Capital Markets 3.0%
Charles Schwab Corp. (The)	462,100	8,696,722
Goldman Sachs Group, Inc. (The)	56,000	9,455,040
Morgan Stanley	88,400	2,616,640
State Street Corp.	277,800	12,095,412

		32,863,814

Chemicals 2.4%
E.I. du Pont de Nemours & Co.	106,300	3,579,121
International Flavors & Fragrances, Inc.	69,100	2,842,774
Monsanto Co.	67,400	5,509,950
PPG Industries, Inc.	93,200	5,455,928
Praxair, Inc.	119,600	9,605,076

		26,992,849

Commercial Banks 2.9%
PNC Financial Services Group, Inc.	113,400	5,986,386
Royal Bank of Canada	216,000	11,648,324
Wells Fargo & Co.	537,600	14,509,824

		32,144,534

Communications Equipment 4.3%
Cisco Systems, Inc.*	960,543	22,995,399
Motorola, Inc.*	453,500	3,519,160
QUALCOMM, Inc.	456,800	21,131,568

		47,646,127

Computers & Peripherals 4.8%
Apple, Inc.*	41,400	8,729,604
Dell, Inc.*	254,300	3,651,748
EMC Corp.*	677,200	11,830,684
Hewlett-Packard Co.	231,600	11,929,716
International Business Machines Corp.	95,694	12,526,344
NCR Corp.*	412,900	4,595,577

		53,263,673

Consumer Finance 1.6%
American Express Co.	138,500	5,612,020
Capital One Financial Corp.	241,200	9,247,608
Discover Financial Services	187,000	2,750,770

		17,610,398

Diversified Financial Services 3.2%
Bank of America Corp.	510,835	7,693,175
Citigroup, Inc.	672,300	2,225,313
JPMorgan Chase & Co.	604,743	25,199,641

		35,118,129

Diversified Telecommunication Services 1.6%
AT&T, Inc.	228,400	6,402,052
TELUS Corp.	204,617	6,673,506
Verizon Communications, Inc.	148,600	4,923,118

		17,998,676

Electric Utilities 0.4%
Northeast Utilities	163,400	4,214,086

Electrical Equipment 1.1%
Emerson Electric Co.	290,200	12,362,520

Energy Equipment & Services 2.8%
FMC Technologies, Inc.*	56,500	3,267,960
Halliburton Co.	144,200	4,338,978
Rowan Cos., Inc.*	145,600	3,296,384
Schlumberger Ltd.	200,400	13,044,036
Tidewater, Inc.	150,000	7,192,500

		31,139,858

Food & Staples Retailing 4.3%
Costco Wholesale Corp.	69,600	4,118,232
CVS Caremark Corp.	637,320	20,528,077
Kroger Co. (The)	172,800	3,547,584
Sysco Corp.	439,200	12,271,248
Wal-Mart Stores, Inc.	143,800	7,686,110

		48,151,251

2009 Annual Report 9

Statement of Investments (Continued)
December 31, 2009

NVIT Nationwide Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Food Products 3.0%
Archer-Daniels-Midland Co.	128,800	$4,032,728
Hormel Foods Corp.	70,900	2,726,105
Kellogg Co.	246,900	13,135,080
Kraft Foods, Inc., Class A	517,600	14,068,368

		33,962,281

Gas Utilities 0.7%
Atmos Energy Corp.	151,300	4,448,220
UGI Corp.	131,300	3,176,147

		7,624,367

Health Care Equipment & Supplies 2.8%
Baxter International, Inc.	291,800	17,122,824
St. Jude Medical, Inc.*	367,568	13,519,151

		30,641,975

Health Care Providers & Services 4.2%
Aetna, Inc.	407,661	12,922,854
Cardinal Health, Inc.	150,100	4,839,224
McKesson Corp.	89,500	5,593,750
Medco Health Solutions, Inc.*	56,200	3,591,742
Quest Diagnostics, Inc.	247,200	14,925,936
UnitedHealth Group, Inc.	159,500	4,861,560

		46,735,066

Hotels, Restaurants & Leisure 0.6%
Starwood Hotels & Resorts Worldwide, Inc.	187,000	6,838,590

Household Durables 0.5%
Black & Decker Corp.	31,500	2,042,145
Whirlpool Corp.	43,000	3,468,380

		5,510,525

Household Products 1.3%
Procter & Gamble Co. (The)	235,790	14,295,948

Independent Power Producers & Energy Traders 0.3%
AES Corp. (The)*	239,900	3,193,069

Industrial Conglomerates 2.0%
3M Co.	150,000	12,400,500
General Electric Co.	618,015	9,350,567

		21,751,067

Information Technology Services 2.6%
Alliance Data Systems Corp.*(a)	166,100	10,728,399
Cognizant Technology Solutions Corp., Class A*	220,200	9,975,060
Computer Sciences Corp.*	87,300	5,022,369
SAIC, Inc.*	123,600	2,340,984

		28,066,812

Insurance 2.2%
Aflac, Inc.	153,700	7,108,625
American Financial Group, Inc.	93,400	2,330,330
MetLife, Inc.	194,890	6,889,361
PartnerRe Ltd.	35,700	2,665,362
Progressive Corp. (The)*	289,000	5,199,110

		24,192,788

Internet & Catalog Retail 0.4%
Amazon.com, Inc.*	34,400	4,627,488

Internet Software & Services 1.5%
Google, Inc., Class A*	10,750	6,664,785
Yahoo!, Inc.*	602,500	10,109,950

		16,774,735

Life Sciences Tools & Services 0.4%
Mettler-Toledo International, Inc.*	39,700	4,168,103

Machinery 3.1%
Caterpillar, Inc.	94,100	5,362,759
Cummins, Inc.	76,300	3,499,118
Deere & Co.	273,129	14,773,548
Eaton Corp.	52,700	3,352,774
PACCAR, Inc.	201,400	7,304,778

		34,292,977

Media 1.2%
Comcast Corp., Class A	329,100	5,548,626
DISH Network Corp., Class A	121,700	2,527,709
Walt Disney Co. (The)	174,500	5,627,625

		13,703,960

Multiline Retail 0.2%
J.C. Penney Co., Inc.	100,200	2,666,322

Oil, Gas & Consumable Fuels 9.1%
Apache Corp.	192,600	19,870,542
Chevron Corp.	161,444	12,429,574
ConocoPhillips	168,814	8,621,331
EOG Resources, Inc.	110,700	10,771,110
Exxon Mobil Corp.	383,843	26,174,254
Hess Corp.	289,770	17,531,085
Marathon Oil Corp.	48,100	1,501,682
Murphy Oil Corp.	90,000	4,878,000

		101,777,578

Paper & Forest Products 0.2%
International Paper Co.	102,200	2,736,916

Pharmaceuticals 4.2%
Bristol-Myers Squibb Co.	162,800	4,110,700
Johnson & Johnson	443,440	28,561,970
Merck & Co., Inc.	138,527	5,061,777

10 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Pharmaceuticals (continued)

Pfizer, Inc.	523,909	$9,529,905

		47,264,352

Professional Services 1.3%
FTI Consulting, Inc.*	310,000	14,619,600

Real Estate Investment Trusts (REITs) 0.3%
Plum Creek Timber Co., Inc.	77,400	2,922,624

Road & Rail 1.0%
Canadian National Railway Co.	197,000	10,708,920

Semiconductors & Semiconductor Equipment 3.4%
Applied Materials, Inc.	226,700	3,160,198
Intel Corp.	1,124,268	22,935,067
Marvell Technology Group Ltd.*	420,300	8,721,225
Texas Instruments, Inc.	133,600	3,481,616

		38,298,106

Software 4.0%
McAfee, Inc.*	343,700	13,943,909
Microsoft Corp.	361,394	11,018,903
Oracle Corp.	816,800	20,044,272

		45,007,084

Specialty Retail 3.8%
Best Buy Co., Inc.	112,900	4,455,034
Lowe’s Cos., Inc.	161,200	3,770,468
Sherwin-Williams Co. (The)	98,600	6,078,690
Staples, Inc.	407,740	10,026,326
TJX Cos., Inc.	338,400	12,368,520
Urban Outfitters, Inc.*	148,300	5,189,017

		41,888,055

Tobacco 1.7%
Philip Morris International, Inc.	391,200	18,851,928

Wireless Telecommunication Services 0.3%
Telephone & Data Systems, Inc.	102,300	3,470,016

Total Common Stocks (cost $934,079,342)		1,093,420,452

Mutual Fund 1.7%

	Shares	Market Value

Money Market Fund 1.7%
Invesco AIM Liquid Assets Portfolio, 0.18% (b)	19,436,377	19,436,377

Total Mutual Fund (cost $19,436,377)		19,436,377

Repurchase Agreement 0.9%

	Principal Amount	Market Value

Morgan Stanley, 0.01%, dated 12/31/09, due 01/04/10, repurchase price $10,102,356, collateralized by U.S. Government Mortgages Agency Securities 0.38% — 7.38%, maturing 01/15/10 — 11/20/39; total market value of $10,305,637 (c)	$10,102,348	$10,102,348

Total Repurchase Agreement (cost $10,102,348)		10,102,348

Total Investments (cost $963,618,067) (d) — 100.9%		1,122,959,177

Liabilities in excess of other assets — (0.9%)		(9,757,961)

NET ASSETS — 100.0%		$1,113,201,216

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2009. The total value of securities on loan at December 31, 2009 was $9,812,190.

(b)	Represents 7-day effective yield as of December 31, 2009.

(c)	The security was purchased with cash collateral held from securities on loan (See Note 2). The total value of this security as of December 31, 2009 was $10,102,348.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statement of Assets and Liabilities
December 31, 2009

NVIT
Nationwide Fund

Assets:
Investments, at value* (cost $953,515,719)	$1,112,856,829
Repurchase agreements, at value and cost	10,102,348

Total Investments	1,122,959,177

Cash	46,848
Interest and dividends receivable	1,504,308
Security lending income receivable	4,330
Receivable for capital shares issued	249,891
Prepaid expenses and other assets	4,338

Total Assets	1,124,768,892

Liabilities:
Payable for capital shares redeemed	508,908
Payable upon return of securities loaned (Note 2)	10,102,348
Accrued expenses and other payables:
Investment advisory fees	544,959
Fund administration fees	39,344
Distribution fees	60,212
Administrative services fees	172,164
Accounting and transfer agent fees	1,605
Trustee fees	9,257
Custodian fees	5,771
Compliance program costs (Note 3)	6,463
Professional fees	40,715
Printing fees	59,877
Other	16,053

Total Liabilities	11,567,676

Net Assets	$1,113,201,216

Represented by:
Capital	$1,655,055,984
Accumulated undistributed net investment income	453,721
Accumulated net realized losses from investments	(701,650,239)
Net unrealized appreciation/(depreciation) from investments	159,341,110
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	640

Net Assets	$1,113,201,216

Net Assets:
Class I Shares	$729,866,520
Class II Shares	284,786,913
Class III Shares	320,853
Class IV Shares	98,226,930

Total	$1,113,201,216

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	90,040,177
Class II Shares	35,286,181
Class III Shares	39,440
Class IV Shares	12,121,149

Total	137,486,947

*	Includes value of securities on loan of $9,812,190 (Note 2)

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

NVIT
Nationwide Fund

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.11
Class II Shares	$8.07
Class III Shares	$8.14
Class IV Shares	$8.10

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Statement of Operations
For the Year Ended December 31, 2009

NVIT
Nationwide Fund

INVESTMENT INCOME:
Interest income	$14,324
Dividend income	21,242,333
Income from securities lending (Note 2)	129,187
Foreign tax withholding	(174,953)

Total Income	21,210,891

EXPENSES:
Investment advisory fees	5,951,464
Fund administration fees	458,136
Distribution fees Class II Shares	719,772
Administrative services fees Class I Shares	973,624
Administrative services fees Class II Shares	432,033
Administrative services fees Class III Shares	540
Administrative services fees Class IV Shares	133,799
Professional fees	165,100
Printing fees	98,419
Trustee fees	33,943
Custodian fees	38,717
Accounting and transfer agent fees	5,630
Compliance program costs (Note 3)	8,759
Other	59,581

Total expenses before earnings credit	9,079,517

Earnings credit (Note 5)	(401)
Net Expenses	9,079,116

NET INVESTMENT INCOME	12,131,775

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(110,302,471)
Net realized losses from foreign currency transactions (Note 2)	(4,984)

Net realized losses from investments and foreign currency transactions	(110,307,455)

Net change in unrealized appreciation/(depreciation) from investments	334,681,606
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(1,239)

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	334,680,367

Net realized/unrealized gains from investments, foreign currency transactions and foreign currency translations	224,372,912

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$236,504,687

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Statements of Changes in Net Assets

	NVIT Nationwide Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$12,131,775	$21,808,702
Net realized losses from investments and foreign currency transactions	(110,307,455)	(545,947,041)
Net change in unrealized appreciation/(depreciation) from investments and translations of assets and liabilities denominated in foreign currencies	334,680,367	(226,541,620)

Change in net assets resulting from operations	236,504,687	(750,679,959)

Distributions to Shareholders From:
Net investment income:
Class I	(8,723,597)	(13,887,512)
Class II	(3,272,582)	(4,712,233)
Class III	(4,756)	(16,042)
Class IV	(1,200,447)	(1,870,511)
Net realized gains:
Class I	–	(158,802,771)
Class II	–	(66,029,975)
Class III	–	(172,036)
Class IV	–	(21,297,402)

Change in net assets from shareholder distributions	(13,201,382)	(266,788,482)

Change in net assets from capital transactions	(123,288,111)	183,543,600

Change in net assets	100,015,194	(833,924,841)

Net Assets:
Beginning of year	1,013,186,022	1,847,110,863

End of year	$1,113,201,216	$1,013,186,022

Accumulated undistributed net investment income at end of year	$453,721	$1,682,804

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$8,074,179	$5,067,006
Dividends reinvested	8,723,597	172,690,283
Cost of shares redeemed	(74,293,561)	(147,099,203)

Total Class I	(57,495,785)	30,658,086

Class II Shares
Proceeds from shares issued	40,759,078	92,369,626
Dividends reinvested	3,272,582	70,742,208
Cost of shares redeemed	(99,842,709)	(20,713,794)

Total Class II	(55,811,049)	142,398,040

Class III Shares
Proceeds from shares issued	125,990	924,845
Dividends reinvested	4,756	188,078
Cost of shares redeemed (a)	(314,566)	(1,292,303)

Total Class III	(183,820)	(179,380)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Includes redemption fees — see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Statements of Changes in Net Assets (Continued)

	NVIT Nationwide Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

CAPITAL TRANSACTIONS: (continued)
Class IV Shares
Proceeds from shares issued	$4,811,550	$3,351,933
Dividends reinvested	1,200,447	23,167,913
Cost of shares redeemed	(15,809,454)	(15,852,992)

Total Class IV	(9,797,457)	10,666,854

Change in net assets from capital transaction	$(123,288,111)	$183,543,600

SHARE TRANSACTIONS:
Class I Shares
Issued	1,196,080	510,067
Reinvested	1,276,922	18,514,665
Redeemed	(11,060,246)	(14,074,000)

Total Class I Shares	(8,587,244)	4,950,732

Class II Shares
Issued	6,512,991	7,984,696
Reinvested	492,997	7,627,096
Redeemed	(15,009,992)	(2,350,411)

Total Class II Shares	(8,004,004)	13,261,381

Class III Shares
Issued	16,302	74,566
Reinvested	703	19,966
Redeemed	(43,914)	(126,507)

Total Class III Shares	(26,909)	(31,975)

Class IV Shares
Issued	673,307	352,680
Reinvested	176,005	2,484,303
Redeemed	(2,236,578)	(1,512,680)

Total Class IV Shares	(1,387,266)	1,324,303

Total change in shares	(18,005,423)	19,504,441

The accompanying notes are an integral part of these financial statements.

16 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Nationwide Fund

		Operations			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and									Ratio of	Ratio of Net	Expenses
	Net Asset		Unrealized								Net	Expenses	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net			Net Asset		Assets	to Average	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	Net	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return	Period	Assets	Net Assets	Net Assets (a)		Turnover (b)

Class I Shares
Year Ended December 31, 2009 (c)	$6.52	0.09	1.59	1.68	(0.09)	–	(0.09)	–	$8.11	26.10%	$729,866,520	0.81%	1.24%	0	.81%(d)	85.37%
Year Ended December 31, 2008	$13.59	0.16	(5.22)	(5.06)	(0.15)	(1.86)	(2.01)	–	$6.52	(41.55%)	$643,454,394	0.82%	1.50%	0	.82%(d)	373.58%
Year Ended December 31, 2007	$13.32	0.16	0.93	1.09	(0.15)	(0.67)	(0.82)	–	$13.59	8.18%	$1,273,466,977	0.79%	1.08%	0	.79%(d)	377.04%
Year Ended December 31, 2006	$11.85	0.14	1.47	1.61	(0.14)	–	(0.14)	–	$13.32	13.63%	$1,484,346,294	0.82%	1.08%	0	.82%(d)	222.16%
Year Ended December 31, 2005	$11.13	0.10	0.72	0.82	(0.10)	–	(0.10)	–	$11.85	7.44%	$1,506,357,815	0.83%	0.88%	0	.83%(d)	179.84%

Class II Shares
Year Ended December 31, 2009 (c)	$6.50	0.07	1.58	1.65	(0.08)	–	(0.08)	–	$8.07	25.56%	$284,786,913	1.07%	1.02%	1	.07%(d)	85.37%
Year Ended December 31, 2008	$13.54	0.14	(5.19)	(5.05)	(0.13)	(1.86)	(1.99)	–	$6.50	(41.61%)	$281,190,716	1.05%	1.30%	1	.05%(d)	373.58%
Year Ended December 31, 2007	$13.28	0.11	0.94	1.05	(0.12)	(0.67)	(0.79)	–	$13.54	7.89%	$406,704,896	1.07%	0.83%	1	.08%(d)	377.04%
Year Ended December 31, 2006	$11.82	0.10	1.48	1.58	(0.12)	–	(0.12)	–	$13.28	13.40%	$187,747,190	1.06%	0.88%	1	.06%(d)	222.16%
Year Ended December 31, 2005	$11.12	0.07	0.71	0.78	(0.08)	–	(0.08)	–	$11.82	7.04%	$24,550,224	1.08%	0.66%	1	.08%(d)	179.84%

Class III Shares
Year Ended December 31, 2009 (c)	$6.54	0.09	1.60	1.69	(0.09)	–	(0.09)	–	$8.14	26.16%	$320,853	0.82%	1.29%	0	.82%(d)	85.37%
Year Ended December 31, 2008	$13.62	0.18	(5.24)	(5.06)	(0.16)	(1.86)	(2.02)	–	$6.54	(41.54%)	$434,001	0.79%	1.47%	0	.79%(d)	373.58%
Year Ended December 31, 2007	$13.34	0.14	0.95	1.09	(0.14)	(0.67)	(0.81)	–	$13.62	8.22%	$1,339,269	0.81%	1.04%	0	.81%(d)	377.04%
Year Ended December 31, 2006	$11.86	0.13	1.49	1.62	(0.14)	–	(0.14)	–	$13.34	13.71%	$1,780,755	0.82%	1.02%	0	.82%(d)	222.16%
Year Ended December 31, 2005	$11.15	0.09	0.73	0.82	(0.11)	–	(0.11)	–	$11.86	7.35%	$1,594,526	0.83%	0.86%	0	.83%(d)	179.84%

Class IV Shares
Year Ended December 31, 2009 (c)	$6.52	0.09	1.58	1.67	(0.09)	–	(0.09)	–	$8.10	25.94%	$98,226,930	0.81%	1.24%	0	.81%(d)	85.37%
Year Ended December 31, 2008	$13.59	0.17	(5.22)	(5.05)	(0.16)	(1.86)	(2.02)	–	$6.52	(41.55%)	$88,106,911	0.81%	1.51%	0	.81%(d)	373.58%
Year Ended December 31, 2007	$13.32	0.15	0.94	1.09	(0.15)	(0.67)	(0.82)	–	$13.59	8.18%	$165,599,721	0.80%	1.08%	0	.80%(d)	377.04%
Year Ended December 31, 2006	$11.85	0.14	1.47	1.61	(0.14)	–	(0.14)	–	$13.32	13.63%	$166,541,627	0.82%	1.09%	0	.82%(d)	222.16%
Year Ended December 31, 2005	$11.13	0.10	0.72	0.82	(0.10)	–	(0.10)	–	$11.85	7.44%	$162,547,141	0.83%	0.86%	0	.83%(d)	179.84%
Amounts designated as “-” are zero or have been rounded to zero

(a)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	There were no fee reductions during the period.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 17

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Nationwide Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sales of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sales price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations

18 Annual Report 2009

may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$1,093,420,452	$—	$—	$1,093,420,452

Mutual Funds	19,436,377	—	—	19,436,377

Repurchase Agreement	—	10,102,348	—	10,102,348

Total	$1,112,856,829	$10,102,348	$—	$1,122,959,177

Amounts designated as “ — ”, which may include fair valued securities, are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund translates foreign currency transactions into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. The fluctuations are included in the net realized and unrealized gain or loss shown on the Statement of Operations.

(c)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(e)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that (1) the borrower deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

20 Annual Report 2009

As of December 31, 2009, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral

$9,812,190	$10,102,348

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(g)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

the total net assets of the Fund Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of Aberdeen Asset Management, Inc. (the “subadviser”) the subadviser for the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

Up to $250 million	0.60%

$250 million up to $1 billion	0.575%

$1 billion up to $2 billion	0.55%

$2 billion up to $5 billion	0.525%

$5 billion or more	0.50%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadviser $2,998,737 for the year ended December 31, 2009.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

22 Annual Report 2009

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II and Class III and 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2009, NFS received $1,539,996 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $8,759.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II of the Fund at an annual rate not to exceed 0.25%.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $137 from Class III.

For the year ended December 31, 2008, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $3,285 from Class III.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any

2009 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2009

offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $853,992,203 and sales of $976,827,563 (excluding short-term securities).

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$13,201,382	$—	$13,201,382	$—	$13,201,382

Amounts designated as “ — ” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$186,471,303	$80,317,179	$266,788,482	$—	$266,788,482

Amounts designated as “ — ” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed			Accumulated		Total
Undistributed	Long-Term			Capital	Unrealized	Accumulated
Ordinary	Capital	Accumulated	Distributions	and Other	Appreciation/	Earnings
Income	Gains	Earnings	Payable	Losses	(Depreciation)*	(Deficit)

$459,765	$—	$459,765	$—	$(659,331,693)	$117,017,160	$(541,854,768)

Amounts designated as “—” are zero or have been rounded to zero.

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to wash sales.

24 Annual Report 2009

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$1,005,942,657	$138,980,235	$(21,963,715)	$117,016,520

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contributions:

Amount	Expires

$330,164,213	2016

$326,793,853	2017

As of December 31, 2009, for Federal income tax purposes, the Fund has capital loss carry forwards, subject to any applicable limitations on availability, to offset future capital gains if any, as the successor of a merger:

	Amount	Expires

Market Street All Pro Broad Equity	$1,508,361	2010

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2009, the Fund deferred to January 1, 2010 post-October capital and currency losses in the amounts of $859,222 and $6,044, respectively.

9. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

2009 Annual Report 25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Nationwide Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

26 Annual Report 2009

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

2009 Annual Report 27

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

28 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

2009 Annual Report 29

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

30 Annual Report 2009

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2009 Annual Report 31

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

32 Annual Report 2009

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2009 Annual Report 33

NVIT Multi-Manager International Growth Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

15	Statement of Assets and Liabilities

17	Statement of Operations

18	Statements of Changes in Net Assets

20	Financial Highlights

21	Notes to Financial Statements

31	Report of Independent Registered Public Accounting Firm

32	Supplemental Information

33	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MM-IG (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Growth investing involves buying stocks that have relatively high prices in relation to their earnings. Because of these higher valuations, investing in growth stocks may be more risky than investing in companies with more modest growth expectations. Growth stocks also may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. During periods of growth stock underperformance, the Fund may underperform other funds that use different investing styles.

Small- and mid-sized company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

The Fund may purchase securities in derivatives, which can be very volatile and carry high transaction costs.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

2 Annual Report 2009

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index:  An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index:  An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index:  An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of American Century Global Investment Management, Inc. or Invesco Advisers, Inc. (formerly Invesco Aim Capital Management, Inc.).

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of American Century Global Investment Management, Inc. or Invesco Advisers, Inc. (formerly Invesco Aim Capital Management, Inc.).

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Multi-Manager International Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Multi-Manager International Growth Fund (Class II at NAV) returned 36.34% versus 31.78% for its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of International Growth Funds (consisting of 67 funds as of December 31, 2009) was 38.44% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Positive contributors to Fund performance for the reporting period were in the health-care, information technology (IT), energy, commodities and financial services sectors.

In the health-care sector, the health-care equipment and pharmaceuticals industries were particularly strong in helping Fund performance. Top performers for the Fund included generic drugmaker Teva Pharmaceutical Industries Ltd. and Switzerland-based developer, distributor and provider of hearing instruments, Sonova Holding AG. Gains for the Fund in the IT services and equipment segments of the market came from Infosys Systems and Nidec Corp. In the energy sector, Fund holding Seadrill Ltd., a Bermuda-based offshore oil and natural gas driller, added to Fund performance; climbing oil prices and Seadrill’s pursuit of industry-consolidating acquisitions helped the company. Fund holding Vedanta Resources plc aided Fund performance in the commodities sector. The U.K.-based mining company was buoyed by soaring metals prices, while post-national election expectations for new pro-growth developments in India, where Vedanta Resources has extensive operations, added to growing optimism about the company. In the financial services sector, Fund holding BM&F Bovespa SA, a Brazilian financial exchange operator, added to the Fund’s relative gains.

In terms of country positions, the Fund’s holdings in Asia outperformed their counterparts in the benchmark index. The Fund’s overweight positions, relative to the benchmark index, in Norway and China also proved beneficial to Fund performance.

What areas of investment detracted from Fund performance?

The Fund held higher-than-average cash positions during the reporting period, which proved to be the largest detractor from Fund performance as equities rallied during the reporting period.

Fund holdings in Swiss biotechnology company Basilea Pharmaceutica Ag detracted from Fund performance; the company contended with regulatory complications in Europe and the United States in regard to its Phase III anti-infection treatment, ceftobiprole. In the industrials sector, Fund holdings in U.K.-based government contractor VT Group plc underperformed amid a dreary outlook for the defense industry. Canada-based gold producer Agnico-Eagle Mines Ltd. hurt Fund performance when it declined as it cut production forecasts and added production costs.

From a country perspective, Fund holdings in Japan and Europe, and more predominantly in Switzerland, lagged their counterparts in the benchmark index.

What is your outlook for the near term?

Leading economic indicators show gains worldwide. We believe this signifies that the global economic cycle appears to be shifting from recovery to expansion. In this environment, “growth” as an investment style has begun to reverse some of the extreme underperformance that we saw in 2009. We maintain a cautiously optimistic outlook for improved growth in the global market.

Subadviser:
American Century Global Investment Management, Inc.

Portfolio Managers:
Brian Brady and Mark S. Kopinski

Subadviser:
Invesco Advisers, Inc.

Portfolio Managers:
Shuxin (Steve) Cao, Matthew W. Dennis, Jason T. Holzer, Clas G. Olsson and Barrett K. Sides

2009 Annual Report 5

Fund Performance	NVIT Multi-Manager International Growth Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	Inception[2]

Class I	36.51%	-7.10%

Class II	36.34%	-7.32%

Class III	36.46%	-7.22%

Class VI	36.11%	-7.49%

Class Y	36.71%	-7.10%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 25, 2008.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class I	1.15%	1.11%

Class II	1.40%	1.36%

Class III	1.15%	1.11%

Class VI	1.40%	1.36%

Class Y	1.00%	0.96%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Multi-Manager International Growth Fund versus performance of the MSCI EAFE Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 annual Report 2009

Shareholder	NVIT Multi-Manager International Growth Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 December 31, 2009

NVIT Multi-Manager			Beginning	Ending	Expenses Paid	Expense Ratio
International			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Growth Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class I Shares	Actual		1,000.00	1,241.40	5.25	0.93
	Hypothetical	[b]	1,000.00	1,020.52	4.74	0.93

Class II Shares	Actual		1,000.00	1,241.10	6.67	1.18
	Hypothetical	[b]	1,000.00	1,019.26	6.01	1.18

Class III Shares	Actual		1,000.00	1,241.60	6.10	1.08
	Hypothetical	[b]	1,000.00	1,019.76	5.50	1.08

Class VI Shares	Actual		1,000.00	1,239.70	7.51	1.33
	Hypothetical	[b]	1,000.00	1,018.50	6.77	1.33

Class Y Shares	Actual		1,000.00	1,241.50	5.25	0.93
	Hypothetical	[b]	1,000.00	1,020.52	4.74	0.93

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	NVIT Multi-Manager International Growth Fund
December 31, 2009

Asset Allocation

Common Stocks	93.0%
Mutual Fund	6.7%
Exchange Traded Fund	0.3%
Preferred Stock	0.1%
Liabilities in excess of other assets	(0	.1)%

	100.0%

Top Industries†

Pharmaceuticals	10.7%
Oil, Gas & Consumable Fuels	7.4%
Media	3.9%
Wireless Telecommunication Services	3.8%
Electronic Equipment, Instruments & Components	3.4%
Commercial Banks	3.3%
Food & Staples Retailing	3.3%
Health Care Equipment & Supplies	3.2%
Aerospace & Defense	3.2%
Tobacco	2.9%
Other Industries	54.9%

100.0%

Top Holdings†

Invesco AIM Liquid Assets Portfolio	6.7%
Teva Pharmaceutical Industries Ltd. — IL, ADR	2.2%
Roche Holding AG	2.2%
Imperial Tobacco Group PLC	1.9%
Reckitt Benckiser Group PLC	1.8%
Nestle SA	1.8%
Bayer AG	1.7%
Shire PLC	1.7%
Anheuser-Busch InBev NV	1.6%
Infosys Technologies Ltd. , ADR	1.6%
Other Holdings	76.8%

100.0%

Top Countries†

United Kingdom	18.4%
Switzerland	8.1%
Japan	7.4%
United States	7.0%
Germany	7.0%
Australia	5.7%
Canada	5.6%
Netherlands	5.1%
France	4.0%
Singapore	3.0%
Other Countries	28.7%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

NVIT Multi-Manager International Growth Fund

Common Stocks 93.0%

	Shares	Market Value

AUSTRALIA 5.7%
Beverages 0.2%
Coca-Cola Amatil Ltd. (a)	123,900	$1,277,476

Biotechnology 0.7%
CSL Ltd. (a)	144,198	4,193,207

Containers & Packaging 0.2%
Amcor Ltd. (a)	250,800	1,396,294

Food & Staples Retailing 0.5%
Woolworths Ltd. (a)	106,155	2,662,459

Health Care Equipment & Supplies 1.1%
Cochlear Ltd. (a)	106,685	6,588,216

Information Technology Services 0.1%
Computershare Ltd. (a)	42,000	429,726

Insurance 0.9%
QBE Insurance Group Ltd. (a)	219,255	5,003,480

Media 0.1%
Fairfax Media Ltd. (a)	422,800	657,163

Metals & Mining 1.6%
BHP Billiton Ltd. (a)	232,483	8,896,372
OZ Minerals Ltd.* (a)	594,800	633,987

		9,530,359

Oil, Gas & Consumable Fuels 0.1%
Centennial Coal Co., Ltd. (a)	114,819	408,728

Road & Rail 0.1%
Asciano Group* (a)	278,200	450,384

Specialty Retail 0.1%
JB Hi-Fi Ltd. (a)	32,500	656,059

		33,253,551

AUSTRIA 0.2%
Machinery 0.2%
Andritz AG (a)	15,200	876,298

BELGIUM 1.7%
Beverages 1.6%
Anheuser-Busch InBev NV (a)	175,932	9,107,504

Electrical Equipment 0.1%
Bekaert SA (a)	3,900	601,893

		9,709,397

BERMUDA 0.7%
Energy Equipment & Services 0.6%
Seadrill Ltd. (a)	148,200	3,770,639

Specialty Retail 0.1%
Signet Jewelers Ltd.* (a)	11,500	306,642

		4,077,281

BRAZIL 1.1%
Food & Staples Retailing 0.3%
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	22,124	1,661,955

Household Durables 0.1%
PDG Realty SA Empreendimentos e Participacoes	69,100	688,619

Oil, Gas & Consumable Fuels 0.7%
Petroleo Brasileiro SA ADR	101,509	4,302,966

		6,653,540

CANADA 5.6%
Aerospace & Defense 0.6%
Bombardier, Inc., Class B	742,905	3,409,613

Energy Equipment & Services 0.3%
Precision Drilling Trust	206,241	1,495,247

Food & Staples Retailing 0.1%
Alimentation Couche-Tard, Inc., Class B	42,700	850,040

Insurance 0.3%
Fairfax Financial Holdings Ltd.	5,079	1,991,098

Metals & Mining 0.3%
Eldorado Gold Corp.*	74,500	1,062,810
First Quantum Minerals Ltd.	6,578	504,805

		1,567,615

Oil, Gas & Consumable Fuels 3.0%
Canadian Natural Resources Ltd.	56,511	4,106,551
Cenovus Energy, Inc.	52,582	1,332,335
EnCana Corp.	52,582	1,714,942
Pacific Rubiales Energy Corp.*	39,200	579,089
Petrobank Energy & Resources Ltd.*	12,800	626,752
Suncor Energy, Inc.	131,859	4,691,374
Talisman Energy, Inc.	249,294	4,693,406

		17,744,449

Paper & Forest Products 0.1%
Sino-Forest Corp.*	42,300	783,835

Road & Rail 0.6%
Canadian National Railway Co.	64,379	3,529,657

Textiles, Apparel & Luxury Goods 0.3%
Gildan Activewear, Inc.*	62,300	1,518,874

		32,890,428

CHINA 0.4%
Electrical Equipment 0.0%
Trina Solar Limited ADR*	5,800	313,026

Food Products 0.1%
China Mengniu Dairy Co. Ltd.* (a)	130,000	462,126
China Yurun Food Group Ltd. (a)	92,000	272,912

		735,038

2009 Annual Report 9

Statement of Investments (Continued)
December 31, 2009

NVIT Multi-Manager International Growth Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

CHINA (continued)

Media 0.1%
Focus Media Holding Ltd. ADR*	22,000	$348,700

Paper & Forest Products 0.2%
Nine Dragons Paper Holdings Ltd. (a)	724,000	1,154,830

		2,551,594

DENMARK 2.4%
Chemicals 0.2%
Novozymes AS, Class B (a)	8,000	832,302

Construction & Engineering 0.4%
FLSmidth & Co. AS (a)	36,900	2,585,058

Electrical Equipment 0.4%
Vestas Wind Systems AS*	39,138	2,382,831

Pharmaceuticals 1.2%
Novo Nordisk AS, Class B (a)	113,602	7,252,546

Road & Rail 0.2%
DSV AS* (a)	60,418	1,094,946

		14,147,683

FINLAND 0.8%
Auto Components 0.1%
Nokian Renkaat OYJ (a)	29,200	708,071

Communications Equipment 0.3%
Nokia OYJ (a)	144,887	1,873,389

Machinery 0.4%
Kone OYJ, Class B (a)	13,300	569,958
Metso OYJ* (a)	50,200	1,765,805
		2,335,763

		4,917,223

FRANCE 4.0%
Commercial Banks 1.1%
BNP Paribas (a)	82,903	6,575,706

Food Products 0.5%
Dannone SA (a)	49,924	3,060,435

Insurance 0.7%
AXA SA (a)	170,008	3,991,618

Media 0.4%
Eutelsat Communications (a)	9,200	295,174
M6-Metropole Television (a)	34,300	877,884
Publicis Groupe (a)	33,000	1,341,785

		2,514,843

Oil, Gas & Consumable Fuels 1.3%
Total SA (a)	113,319	7,278,477

		23,421,079

GERMANY 7.0%
Chemicals 0.6%
K+S AG (a)	13,000	741,434
Lanxess AG (a)	38,900	1,470,569
Wacker Chemie AG (a)	8,800	1,530,724

		3,742,727

Construction Materials 0.1%
HeidelbergCement AG (a)	8,537	590,606

Diversified Financial Services 0.3%
Deutsche Boerse AG (a)	22,837	1,891,124

Electrical Equipment 0.2%
SMA Solar Technology AG	6,100	815,240

Health Care Providers & Services 0.5%
Fresenius Medical Care AG & Co. KGaA (a)	58,716	3,114,708

Pharmaceuticals 2.5%
Bayer AG (a)	125,062	10,007,911
Merck KGaA (a)	50,550	4,739,965

		14,747,876

Semiconductors & Semiconductor Equipment 0.3%
Infineon Technologies AG* (a)	282,364	1,570,900

Software 0.4%
SAP AG (a)	42,312	2,017,147

Textiles, Apparel & Luxury Goods 2.1%
Adidas AG (a)	86,055	4,661,209
Puma AG Rudolf Dassler Sport (a)	23,126	7,698,443
		12,359,652

		40,849,980

GREECE 0.0%
Commercial Banks 0.0%
Piraeus Bank SA* (a)	19,408	222,714

HONG KONG 2.2%
Distributors 0.4%
Li & Fung Ltd. (a)	624,000	2,579,889

Industrial Conglomerates 1.0%
Hutchison Whampoa Ltd. (a)	830,000	5,678,744

Real Estate Management & Development 0.1%
Sino-Ocean Land Holdings Ltd. (a)	333,500	306,213

Specialty Retail 0.5%
Esprit Holdings Ltd. (a)	449,500	2,982,284

Trading Companies & Distributors 0.2%
Noble Group Ltd. (a)	558,000	1,279,914

		12,827,044

HUNGARY 0.1%
Commercial Banks 0.1%
OTP Bank PLC* (a)	19,800	567,258

10 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

INDIA 2.1%
Electrical Equipment 0.5%
Bharat Heavy Electricals, Ltd. (a)	57,323	$2,950,997

IT Services 1.6%
Infosys Technologies Ltd. ADR	163,999	9,064,225

Pharmaceuticals 0.0%
DR Reddys Laboratories Ltd. (a)	9,400	230,191

		12,245,413

INDONESIA 0.2%
Machinery 0.2%
United Tractors Tbk PT (a)	522,500	855,665

IRELAND 1.1%
Construction Materials 0.5%
CRH PLC (a)	100,385	2,729,423

Pharmaceuticals 0.4%
Warner Chilcott PLC, Class A*	93,000	2,647,710

Professional Services 0.2%
Experian PLC (a)	91,500	903,811

		6,280,944

ISRAEL 2.2%
Pharmaceuticals 2.2%
Teva Pharmaceutical Industries Ltd. — IL ADR	232,881	13,083,255

ITALY 2.4%
Aerospace & Defense 1.2%
Finmeccanica SpA (a)	429,823	6,881,846

Oil, Gas & Consumable Fuels 1.1%
ENI SpA (a)	251,550	6,405,925

Textiles, Apparel & Luxury Goods 0.1%
Bulgari SpA (a)	61,478	506,328

		13,794,099

JAPAN 7.4%
Air Freight & Logistics 0.1%
Yamato Holdings Co., Ltd. (a)	33,300	463,538

Auto Components 0.6%
Denso Corp. (a)	103,200	3,118,401
Sumitomo Rubber Industries, Ltd. (a)	49,400	429,454

		3,547,855

Automobiles 0.6%
Toyota Motor Corp. (a)	80,200	3,381,309

Chemicals 0.1%
Taiyo Nippon Sanso Corp. (a)	36,000	383,136

Construction & Engineering 0.2%
JGC Corp. (a)	78,000	1,437,357

Consumer Finance 0.1%
ORIX Corp. (a)	12,000	817,011

Electronic Equipment, Instruments & Components 2.7%
Hirose Electric Co., Ltd. (a)	2,900	304,065
HOYA Corp. (a)	176,500	4,709,466
Keyence Corp. (a)	19,040	3,951,631
Nidec Corp. (a)	75,000	6,931,719

		15,896,881

Household Durables 0.3%
Makita Corp. (a)	21,700	745,354
Rinnai Corp. (a)	8,300	401,097
Sanyo Electric Co., Ltd.* (a)	240,000	443,310

		1,589,761

Household Products 0.1%
Unicharm Corp. (a)	6,300	590,601

Internet Software & Services 0.1%
Gree, Inc. (a)	13,000	803,786

Machinery 1.9%
Fanuc Ltd. (a)	44,900	4,184,771
Hitachi Construction Machinery Co., Ltd. (a)	37,600	985,605
Japan Steel Works Ltd. (The) (a)	32,000	408,034
Komatsu Ltd. (a)	116,200	2,432,551
NGK Insulators Ltd. (a)	27,000	590,474
NSK Ltd. (a)	192,000	1,408,893
Sumitomo Heavy Industries Ltd.* (a)	175,000	885,963

		10,896,291

Media 0.1%
Nippon Television Network Corp. (a)	5,000	649,922

Metals & Mining 0.1%
OSAKA Titanium Technologies Co. (a)	16,000	440,957

Pharmaceuticals 0.0%
Shionogi & Co., Ltd. (a)	8,500	184,292

Semiconductors & Semiconductor Equipment 0.1%
Shinko Electric Industries Co., Ltd. (a)	25,900	377,017

Specialty Retail 0.0%
Nitori Co., Ltd. (a)	2,900	215,853

Trading Companies & Distributors 0.3%
Marubeni Corp. (a)	318,000	1,756,625

		43,432,192

JERSEY 0.1%
Metals & Mining 0.1%
Randgold Resources Ltd. ADR	8,900	704,168

2009 Annual Report 11

Statement of Investments (Continued)
December 31, 2009

NVIT Multi-Manager International Growth Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

LUXEMBOURG 0.0%
Media 0.0%
SES FDR (a)	11,308	$254,739

MEXICO 2.3%
Media 0.9%
Grupo Televisa SA ADR	242,686	5,038,162

Wireless Telecommunication Services 1.4%
America Movil SAB de CV ADR, Series L	178,193	8,371,507

		13,409,669

NETHERLANDS 5.1%
Air Freight & Logistics 1.3%
TNT NV (a)	246,309	7,567,475

Construction & Engineering 0.1%
Chicago Bridge & Iron Co. NV NYRS*	29,300	592,446

Construction Materials 0.3%
James Hardie Industries NV CDI* (a)	221,200	1,682,513

Diversified Telecommunication Services 1.0%
Koninklijke (Royal) KPN NV (a)	338,019	5,745,473

Energy Equipment & Services 0.1%
Fugro NV CVA (a)	8,398	482,375

Food & Staples Retailing 0.9%
Koninklijke Ahold NV (a)	400,794	5,309,997

Food Products 0.4%
Unilever NV CVA (a)	68,917	2,243,029

Life Sciences Tools & Services 0.0%
QIAGEN NV* (a)	13,900	313,035

Professional Services 0.2%
Randstad Holding NV* (a)	19,900	990,172

Semiconductors & Semiconductor Equipment 0.6%
ASML Holding NV (a)	98,400	3,359,556

Transportation Infrastructure 0.2%
Koninklijke Vopak NV* (a)	17,900	1,418,657

		29,704,728

NORWAY 0.7%
Energy Equipment & Services 0.6%
Petroleum Geo-Services ASA* (a)	299,562	3,429,369

Insurance 0.1%
Storebrand ASA* (a)	115,200	784,018

		4,213,387

PHILIPPINES 1.1%
Wireless Telecommunication Services 1.1%
Philippine Long Distance Telephone Co. (a)	118,680	6,700,099

PORTUGAL 0.2%
Food & Staples Retailing 0.2%
Jeronimo Martins SGPS SA (a)	98,222	982,310

SINGAPORE 3.0%
Aerospace & Defense 0.7%
Singapore Technologies Engineering Ltd. (a)	1,789,000	4,117,514

Commercial Banks 1.3%
United Overseas Bank Ltd. (a)	538,000	7,488,828

Industrial Conglomerates 1.0%
Keppel Corp. Ltd. (a)	1,018,000	5,929,990

		17,536,332

SOUTH AFRICA 0.1%
Pharmaceuticals 0.1%
Aspen Pharmacare Holdings Ltd.* (a)	79,900	795,526

SOUTH KOREA 1.2%
Auto Components 0.7%
Hyundai Mobis (a)	27,941	4,094,451

Automobiles 0.1%
Kia Motors Corp.* (a)	31,000	532,291

Electronic Equipment, Instruments & Components 0.3%
Samsung Electro-Mechanics Co. Ltd. (a)	15,600	1,434,679
Samsung SDI Co. Ltd. (a)	2,000	254,668

		1,689,347

Personal Products 0.1%
Amorepacific Corp. (a)	1,200	962,494

		7,278,583

SPAIN 1.2%
Construction & Engineering 0.1%
Abengoa SA (a)	21,800	704,342

Diversified Telecommunication Services 1.0%
Telefonica SA (a)	199,002	5,569,879

Electric Utilities 0.1%
Red Electrica Corp. SA (a)	10,500	585,925

Media 0.0%
Gestevision Telecinco SA (a)	19,796	287,937

		7,148,083

SWEDEN 0.9%
Building Products 0.1%
Assa Abloy AB, Class B (a)	39,500	760,967

Household Durables 0.2%
Electrolux AB* (a)	51,200	1,203,157

Media 0.1%
Modern Times Group AB, Class B (a)	15,300	759,938

12 Annual Report 2009

Common Stocks (continued)

SWEDEN (continued)
Media (continued)
Metals & Mining 0.3%
SSAB, Class A (a)	82,700	$1,404,566
Tobacco 0.2%
Swedish Match AB (a)	43,600	953,239

		5,081,867

SWITZERLAND 8.1%
Biotechnology 0.2%
Actelion Ltd.* (a)	20,000	1,068,208

Building Products 0.1%
Geberit AG (a)	2,800	496,381

Capital Markets 0.1%
Julius Baer Group Ltd. (a)	19,900	699,852

Chemicals 1.6%
Clariant AG* (a)	111,400	1,317,317
Syngenta AG (a)	27,697	7,821,853

		9,139,170

Food Products 1.8%
Nestle SA (a)	218,478	10,603,531

Health Care Equipment & Supplies 1.5%
Nobel Biocare Holding AG (a)	8,100	271,473
Sonova Holding AG (a)	69,112	8,372,924
Straumann Holding AG (a)	1,500	421,298

		9,065,695

Pharmaceuticals 2.6%
Novartis AG (a)	42,937	2,344,757
Roche Holding AG (a)	74,379	12,719,767

		15,064,524

Professional Services 0.2%
Adecco SA (a)	20,600	1,136,398

		47,273,759

TAIWAN 2.5%
Computers & Peripherals 0.5%
Acer, Inc. (a)	264,000	792,193
Foxconn Technology Co. Ltd. (a)	192,000	740,695
Wistron Corp. (a)	671,668	1,300,660

		2,833,548

Electronic Equipment, Instruments & Components 0.4%
Prime View International Co. Ltd.* (a)	647,740	1,692,450
Young Fast Optoelectronics Co. Ltd. (a)	27,000	294,429

		1,986,879

Semiconductors & Semiconductor Equipment 1.6%
MediaTek, Inc. (a)	209,000	3,631,283
Taiwan Semiconductor Manufacturing Co., Ltd. (a)	2,936,629	5,918,701
		9,549,984

		14,370,411

TURKEY 0.8%
Commercial Banks 0.8%
Akbank TAS (a)	511,831	3,256,755
Asya Katilim Bankasi AS* (a)	656,900	1,517,559

		4,774,314

UNITED KINGDOM 18.4%
Aerospace & Defense 0.7%
BAE Systems PLC (a)	654,564	3,788,411

Capital Markets 0.5%
Man Group PLC (a)	275,000	1,357,223
Schroders PLC (a)	79,200	1,692,624

		3,049,847

Commercial Services & Supplies 0.2%
Serco Group PLC (a)	111,000	946,643

Food & Staples Retailing 1.3%
Tesco PLC (a)	1,088,916	7,512,203

Health Care Equipment & Supplies 0.6%
Smith & Nephew PLC (a)	345,219	3,551,061

Hotels, Restaurants & Leisure 1.3%
Compass Group PLC (a)	956,086	6,842,235
Intercontinental Hotels Group PLC (a)	42,900	616,388

		7,458,623

Household Products 1.8%
Reckitt Benckiser Group PLC (a)	199,660	10,807,624

Independent Power Producers & Energy Traders 1.2%
International Power PLC (a)	1,455,132	7,250,782

Industrial Conglomerates 0.1%
Cookson Group PLC* (a)	62,700	424,186

Machinery 0.1%
Invensys PLC (a)	153,800	739,904

Media 2.1%
Informa PLC (a)	737,865	3,793,281
Reed Elsevier PLC (a)	519,231	4,262,654
WPP PLC (a)	406,388	3,974,598

		12,030,533

Metals & Mining 0.4%
Vedanta Resources PLC (a)	55,100	2,304,606

Oil, Gas & Consumable Fuels 1.2%
BG Group PLC (a)	296,808	5,359,253
Cairn Energy PLC* (a)	154,300	826,014
Tullow Oil PLC (a)	43,500	912,649

		7,097,916

Pharmaceuticals 1.7%
Shire PLC* (a)	505,567	9,878,747

2009 Annual Report 13

Statement of Investments (Continued)
December 31, 2009

NVIT Multi-Manager International Growth Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

UNITED KINGDOM (continued)

Professional Services 0.7%
Capita Group PLC (The) (a)	274,985	$3,324,984
Michael Page International PLC (a)	168,500	1,025,894

		4,350,878

Semiconductors & Semiconductor Equipment 0.2%
ARM Holdings PLC (a)	348,100	993,980

Specialty Retail 0.1%
Carphone Warehouse Group PLC (a)	187,600	565,547

Textiles, Apparel & Luxury Goods 0.2%
Burberry Group PLC (a)	136,200	1,308,150

Tobacco 2.7%
British American Tobacco PLC (a)	151,526	4,919,043
Imperial Tobacco Group PLC (a)	345,470	10,898,673

		15,817,716

Wireless Telecommunication Services 1.3%
Vodafone Group PLC (a)	3,399,740	7,872,825

		107,750,182

Total Common Stocks (cost $477,613,455)		544,634,795

Preferred Stock 0.1%

BRAZIL 0.1%
Media 0.1%
NET Servicos de Comunicacao SA (Preference)*	26,400	363,929

Total Preferred Stock (cost $363,363)		363,929

Exchange Traded Fund 0.3%

Mutual Funds 0.3%
iShares MSCI Taiwan Index Fund	119,500	1,549,915

Total Exchange Traded Fund (cost $1,313,940)		1,549,915

Mutual Fund 6.7%

	Shares	Market Value

Money Market Fund 6.7%
Invesco AIM Liquid Assets Portfolio, 0.18% (b)	39,345,276	39,345,276

Total Mutual Fund (cost $39,345,276)		39,345,276

Total Investments (cost $518,636,034) (c) — 100.1%		585,893,915

Liabilities in excess of other assets — (0.1)%		(359,840)

NET ASSETS — 100.0%		$585,534,075

*	Denotes a non-income producing security.
(a)	Fair Valued Security.
(b)	Represents 7-day effective yield as of December 31, 2009.
(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AB	Stock Company
ADR	American Depositary Receipt
AG	Stock Corporation
AS	Stock Corporation

ASA	Stock Corporation

CDI	Clearing House Electronic Subregister System (CHESS) Depository Interest

CVA	Dutch Certificate

IL	Israel

KGaA	Limited Partnership with shares

Ltd.	Limited

NV	Public Traded Company

NYRS	New York Registry Shares

OYJ	Public Traded Company

PLC	Public Limited Company

PT	Limited Liability Company

SA	Stock Company

SGPS	Holding Enterprise

SpA	Limited Share Company
At December 31, 2009, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

		Currency			Unrealized
	Delivery	Received/	Contract	Market	Appreciation/
Currency	Date	(Delivered)	Value	Value	(Depreciation)

Long Contracts:
Australian Dollar	1/06/10	531,218	$478,165	$477,117	$(1,048)

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Statement of Assets and Liabilities
December 31, 2009

NVIT
Multi-Manager
International
Growth Fund

Assets:
Investments, at value (cost $518,636,034)	$585,893,915
Foreign currencies, at value (cost $990,772)	996,939
Interest and dividends receivable	321,404
Receivable for investments sold	667,248
Receivable for capital shares issued	506,362
Reclaims receivable	308,892
Prepaid expenses and other assets	1,368

Total Assets	588,696,128

Liabilities:
Payable for investments purchased	2,360,515
Payable for capital shares redeemed	80,475
Cash overdraft (Note 2)	13,134
Unrealized depreciation on forward foreign currency contracts (Note 2)	1,048
Accrued expenses and other payables:
Investment advisory fees	420,151
Fund administration fees	20,971
Distribution fees	57,063
Administrative servicing fees	52,135
Accounting and transfer agent fees	12,040
Trustee fees	5,330
Deferred capital gain country tax	80,371
Custodian fees	4,622
Compliance program costs (Note 3)	4,081
Professional fees	20,276
Printing fees	14,746
Other	15,095

Total Liabilities	3,162,053

Net Assets	$585,534,075

Represented by:
Capital	$575,016,748
Distributions in excess of net investment income	(135,198)
Accumulated net realized losses from investments	(56,546,004)
Net unrealized appreciation/(depreciation) from investments†	67,177,510
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(1,048)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	22,067

Net Assets	$585,534,075

Net Assets:
Class I Shares	$19,732
Class II Shares	8,736
Class III Shares	152,134,438
Class VI Shares	271,040,423
Class Y Shares	162,330,746

Total	$585,534,075

†	Net of $80,371 of Deferred capital gain country tax

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Statement of Assets and Liabilities (Continued)

NVIT
Multi-Manager
International
Growth Fund

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,281
Class II Shares	1,012
Class III Shares	17,616,063
Class VI Shares	31,445,432
Class Y Shares	18,773,968

Total	67,838,756

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.65
Class II Shares	$8.63
Class III Shares	$8.64
Class VI Shares	$8.62
Class Y Shares	$8.65

The accompanying notes are an integral part of these financial statements.

16 Annual Report 2009

Statement of Operations
For the Year Ended December 31, 2009

NVIT
Multi-Manager
International
Growth Fund

INVESTMENT INCOME:
Interest income	$21,130
Dividend income	9,452,553
Foreign tax withholding	(720,092)

Total Income	8,753,591

EXPENSES:
Investment advisory fees	3,368,121
Fund administration fees	173,352
Distribution fees Class II Shares	18
Distribution fees Class VI Shares	586,556
Administrative servicing fees Class III Shares	93,089
Administrative servicing fees Class VI Shares	352,332
Professional fees	71,888
Printing fees	50,327
Trustee fees	13,435
Custodian fees	31,555
Accounting and transfer agent fees	41,268
Compliance program costs (Note 3)	1,120
Other	21,881

Total expenses before earnings credit and expenses reimbursed	4,804,942
Earnings credit (Note 5)	(1,306)
Expenses reimbursed by adviser (Note 3)	(14,814)

Net Expenses	4,788,822

NET INVESTMENT INCOME	3,964,769

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(15,149,827)
Net realized losses from forward foreign currency transactions (Note 2)	(1,013,979)

Net realized losses from investments and foreign currency transactions	(16,163,806)

Net change in unrealized appreciation/(depreciation) from investments*	144,566,810
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(1,048)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	36,096

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts and translation of assets and liabilities denomninated in foreign currencies	144,601,858

Net realized/unrealized gains from investments, forward foreign currency contracts and foreign currency translations	128,438,052

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$132,402,821

* Net of Deferred capital gain country tax accrual on unrealized appreciation of $80,371.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 17

Statements of Changes in Net Assets

	NVIT Multi-Manager International
	Growth Fund

	Year Ended	Period Ended
	December 31, 2009	December 31, 2008 (a)
Operations:
Net investment income	$3,964,769	$1,817,895
Net realized losses from investments and foreign currency transactions	(16,163,806)	(42,594,663)
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	144,601,858	(77,403,329)

Change in net assets resulting from operations	132,402,821	(118,180,097)

Distributions to Shareholders From:
Net investment income:
Class I	(63)	(8)
Class II	(56)	–
Class III	(388,835)	(9,262)
Class VI	(1,676,347)	–
Class Y	(856,532)	(62,617)
Return of Capital:
Class I	(28)	–
Class II	(24)	–
Class III	(168,448)	–
Class VI	(726,210)	–
Class Y	(371,058)	–

Change in net assets from shareholder distributions	(4,187,601)	(71,887)

Change in net assets from capital transactions	197,140,840	378,429,999

Change in net assets	325,356,060	260,178,015

Net Assets:
Beginning of year	260,178,015	–

End of year	$585,534,075	$260,178,015

Accumulated undistributed/(Distributions in excess of) net investment income at end of year	$(135,198)	$459,755

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$10,881	$10,001
Dividends reinvested	91	8
Cost of shares redeemed	(10)	–

Total Class I	10,962	10,009

Class II Shares
Proceeds from shares issued	–	10,001
Dividends reinvested	80	–
Cost of shares redeemed	–	–

Total Class II	80	10,001

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

(b)	Includes redemption fees — See Note 4 in the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

18 Annual Report 2009

	NVIT Multi-Manager International
	Growth Fund

	Year Ended	Period Ended
	December 31, 2009	December 31, 2008 (a)

CAPITAL TRANSACTIONS: (continued)
Class III Shares
Proceeds from shares issued	$137,811,757	$15,298,445
Dividends reinvested	557,283	9,262
Cost of shares redeemed (b)	$(16,007,138)	$(1,484,645)

Total Class III	122,361,902	13,823,062

Class VI Shares
Proceeds from shares issued	28,609,686	317,767,425
Dividends reinvested	2,402,557	–
Cost of shares redeemed (b)	(36,926,485)	(11,659,978)

Total Class VI	(5,914,242)	306,107,447

Class Y Shares
Proceeds from shares issued	95,727,472	63,744,255
Dividends reinvested	1,227,590	62,617
Cost of shares redeemed	(16,272,924)	(5,327,392)

Total Class Y	80,682,138	58,479,480

Change in net assets from capital transaction	$197,140,840	$378,429,999

SHARE TRANSACTIONS:
Class I Shares
Issued	1,268	1,000
Reinvested	13	1
Redeemed	(1)	–

Total Class I Shares	1,280	1,001

Class II Shares
Issued	–	1,000
Reinvested	12	–
Redeemed	–	–

Total Class II Shares	12	1,000

Class III Shares
Issued	18,132,382	1,624,351
Reinvested	70,937	1,492
Redeemed	(2,016,168)	(196,931)

Total Class III Shares	16,187,151	1,428,912

Class VI Shares
Issued	4,232,381	33,397,073
Reinvested	349,502	–
Redeemed	(4,984,545)	(1,548,979)

Total Class VI Shares	(402,662)	31,848,094

Class Y Shares
Issued	13,500,898	7,775,727
Reinvested	174,731	10,083
Redeemed	(2,117,063)	(570,408)

Total Class Y Shares	11,558,566	7,215,402

Total change in shares	27,344,347	40,494,409

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

(b)	Includes redemption fees – See Note 4 in the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

2009 Annual Report 19

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager International Growth Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of	Expenses
	Net Asset		Unrealized								Ratio of	Net Investment	(Prior to
	Value,	Net	Gains	Total	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Return of	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Capital	Distributions	of Period	Return (a)	of Period	Net Assets (b)	Net Assets (b)	Net Assets (b)(c)	Turnover (d)
Class I Shares
Year Ended December 31, 2009 (e)	$6.44	0.09	2.21	2.30	(0.07)	(0.02)	(0.09)	$8.65	36.51%	$19,732	0.95%	1.26%	0.95%	68.15%
Period Ended December 31, 2008 (e)(f)	$10.00	0.17	(3.72)	(3.55)	(0.01)	–	(0.01)	$6.44	(35.51%)	$6,445	0.96%	2.51%	1.22%	66.42%

Class II Shares
Year Ended December 31, 2009 (e)	$6.43	0.08	2.20	2.28	(0.06)	(0.02)	(0.08)	$8.63	36.34%	$8,736	1.20%	1.14%	1.20%	68.15%
Period Ended December 31, 2008 (e)(f)	$10.00	0.15	(3.72)	(3.57)	–	–	–	$6.43	(35.70%)	$6,433	1.20%	2.25%	1.46%	66.42%

Class III Shares
Year Ended December 31, 2009 (e)	$6.43	0.04	2.26	2.30	(0.07)	(0.02)	(0.09)	$8.64	36.46%	$152,134,438	1.08%	0.48%	1.08%	68.15%
Period Ended December 31, 2008 (e)(f)	$10.00	0.09	(3.65)	(3.56)	(0.01)	–	(0.01)	$6.43	(35.63%)	$9,188,216	1.11%	1.44%	1.14%	66.42%

Class VI Shares
Year Ended December 31, 2009 (e)	$6.42	0.07	2.20	2.27	(0.05)	(0.02)	(0.07)	$8.62	36.11%	$271,040,423	1.35%	1.02%	1.35%	68.15%
Period Ended December 31, 2008 (e)(f)	$10.00	0.07	(3.65)	(3.58)	–	–	–	$6.42	(35.80%)	$204,547,667	1.36%	1.18%	1.39%	66.42%

Class Y Shares
Year Ended December 31, 2009 (e)	$6.43	0.09	2.22	2.31	(0.07)	(0.02)	(0.09)	$8.65	36.71%	$162,330,746	0.95%	1.26%	0.95%	68.15%
Period Ended December 31, 2008 (e)(f)	$10.00	0.11	(3.67)	(3.56)	(0.01)	–	(0.01)	$6.43	(35.60%)	$46,429,254	0.96%	1.85%	1.10%	66.42%
Amounts designated as “ – “ are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

20 Annual Report 2009

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager International Growth Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

22 Annual Report 2009

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$79,707,167	$464,927,628	$—	$544,634,795

Exchange Traded Fund	1,549,915	—	—	1,549,915

Mutual Funds	39,345,276	—	—	39,345,276

Preferred Stock	363,929	—	—	363,929

Total Assets	120,966,287	464,927,628	—	585,893,915

Liabilities:
Forward Currency Contracts	—	(1,048)	—	(1,048)

Total Liabilities	—	(1,048)	—	(1,048)

Total	$120,966,287	$464,926,580	$—	$585,892,867

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund translates foreign currency transactions into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. The fluctuations are included in the net realized and unrealized gain or loss shown on the Statement of Operations.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the Fund enters into a forward foreign currency contract, it is exposed to risks from unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contract may be unable to meet their obligations under the contract.

Forward foreign currency contracts, if any, are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) from forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

The Fund is subject to the provisions of FASB ASC, “Derivatives and Hedging” (ASC 815) (formerly known as Statement of Financial Accounting Standards 161). The standard requires enhanced disclosure about an entity’s derivative and hedging activities. The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2009.

2009 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2009

Fair Values of Derivative Instruments as of December 31, 2009

Derivatives not accounted for as hedging instruments under ASC 815

Statement of Assets & Liabilities Location

Liabilities:	Liability Derivatives	Fair Value

Foreign exchange contracts	Unrealized depreciation	$(1,048)
	on forward foreign
	currency contracts

Total		$(1,048)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009

Realized Gain/(Loss)

Risk Exposure

Foreign exchange contracts	$(345,833)

Total	$(345,833)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Operations for the Year Ended December 31, 2009

Unrealized Appreciation/(Depreciation)

Risk Exposure

Foreign exchange contracts	$(1,048)

Total	$(1,048)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the year ended December 31, 2009.

(d)	Cash Overdraft

As of December 31, 2009, the Fund at had an overdrawn balance of $13,134 with its custodian bank, JPMorgan Chase Bank, N.A. To offset the overdraft, JPMorgan Chase Bank, N.A. advanced an amount equal to the over-draft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan Chase Bank, N.A. under the custody agreement. This advance is separate from, and was not made pursuant to, the Credit Agreement in Note 5.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

24 Annual Report 2009

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(g)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadvisers for the Fund. The

2009 Annual Report 25

Notes to Financial Statements (Continued)
December 31, 2009

subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisors

- Invesco Aim Capital Management, Inc.

- American Century Investment Management, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

All Assets	0.85%

From these fees, pursuant to the subadvisory agreement, NFA paid the subadvisers $1,157,324 for the year ended December 31, 2009.

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding, Rule 12b-1 fees, administrative services fees, and certain other expenses) from exceeding 0.96% for all share classes until at least April 30, 2010.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

As of December 31, 2009, the cumulative potential reimbursements, listed by the year in which NFA waived or reimbursed fees or expenses to the Fund, are:

Period	Fiscal
End 2008	Year 2009	Cumulative
Amount (a)	Amount	Total

$61,278	$14,814	$76,092

(a)	For the period March 25, 2008 (commencement of operations) through December 31, 2008.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average

26 Annual Report 2009

daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors LLC (”NFD” or “Distributor”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of Class II and Class VI shares of the Fund. These fees are based on average daily net assets of Class II and Class VI shares of the Fund at an annual rate not to exceed 0.25%. NFD is a majorityowned subsidiary of NFSDI.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, Class III and Class VI of the Fund.

For the year ended December 31, 2009, NFS received $445,421 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $1,120.

4. Short-term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III and Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III and Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III and Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused

2009 Annual Report 27

Notes to Financial Statements (Continued)
December 31, 2009

by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III and Class VI shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amounts of:

Class	Amount

Class III	$5,543

Class VI	$6,777

For the year ended December 31, 2008, the Fund had contributions to capital due to the collection of redemption fees in the amounts of:

Class	Amount

Class III	$4,388

Class VI	$22,154

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $436,728,809 and sales of $243,731,916 (excluding short-term securities).

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

28 Annual Report 2009

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$2,921,833	$—	$2,921,833	$1,265,768	$4,187,601

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the period ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$71,887	$—	$71,887	$—	$71,887

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$—	$—	$—	$—	$(49,733,054)	$60,250,381	$10,517,327

Amounts designated as “—” are zero or have been rounded to zero.

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to wash sales and adjustments for passive foreign investment companies.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$525,585,274	$67,056,776	$(6,748,135)	$60,308,641

2009 Annual Report 29

Notes to Financial Statements (Continued)
December 31, 2009

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contributions:

Amount	Expires

$23,794,254	2016

$24,987,731	2017

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2009, the Fund deferred to January 1, 2010 post-October capital losses in the amount of $857,122.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2009, the Fund deferred to January 1, 2010 post-October currency losses in the amount of $93,947.

10. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

30 Annual Report 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager International Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009 and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period March 25, 2008 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

2009 Annual Report 31

Supplemental Information
(Unaudited)

Other Federal Tax Information

The Fund has derived net income from sources within foreign countries. As of December 31, 2009, the foreign source income for the Fund was $8,993,102 or $0.13 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2009, the foreign tax credit for the Fund was $837,346 or $0.01 per outstanding share.

32 Annual Report 2009

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

2009 Annual Report 33

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

34 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

2009 Annual Report 35

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

36 Annual Report 2009

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2009 Annual Report 37

NVIT Multi-Manager International Value Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

16	Statement of Assets and Liabilities

18	Statement of Operations

19	Statements of Changes in Net Assets

22	Financial Highlights

23	Notes to Financial Statements

34	Report of Independent Registered Public Accounting Firm

35	Supplemental Information

36	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MM-IV (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. This can cause the Fund to underperform other funds that use different investing styles.

Small- and mid-sized company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

The Fund may purchase securities in derivatives, which can be very volatile and carry high transaction costs.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

2 Annual Report 2009

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of AllianceBernstein L.P. or JPMorgan Investment Management Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of AllianceBernstein L.P. or JPMorgan Investment Management Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Multi-Manager International Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Multi-Manager International Value Fund (Class IV at NAV) returned 29.89% versus 31.78% for its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of International Value Funds (consisting of 61 funds as of December 31, 2009) was 31.78% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

On the sector level, contributors to Fund performance during the reporting period included the Fund’s holdings in financials, technology, basic materials and transportation services. In addition, the Fund’s positions in emerging-market stocks and the United Kingdom benefited the Fund.

Top individual contributors in the Fund included Deutsche Bank AG and Credit Suisse Group. Fund holding Nissan Motor Co., Ltd., a Japanese auto manufacturer in the automotive subsector, advanced due to encouraging news about improved business performance in China and the weakening yen. Fund holding Hon Hai Precision Industry Co., Ltd., a Taiwan-based electronics contract manufacturer, performed well. Hon Hai Precision Industry remains one of the world’s most successful firms of its kind, supplying, among other products, iPhones for Apple Inc., and PlayStation®3 gaming consoles and notebook computers for Sony Corp. and Hewlett-Packard Co.

What areas of investment detracted from Fund performance?

The Fund underperformed its benchmark index for the reporting period. Detractors from overall Fund performance included the Fund’s overweight position in the telecommunications sector as well as holdings in the consumer cyclicals sector. On a country level, Fund holdings in Europe (not including the United Kingdom) and an underweight in the Pacific Rim region detracted from Fund performance during the reporting period.

In the telecommunications sector which lagged the market rally, shares of Fund holding Nokia Corp., a mobile handset manufacturer, fell after the company’s management said it did not expect to gain market share in the Smartphone arena. Fund holding Nippon Telegraph and Telephone Corp. lagged due to its defensive nature. Another Fund holding, videogame maker Nintendo Co., Ltd., experienced difficulties during the reporting period. Weak consumer demand, price cuts by rivals Sony Corp. and Microsoft Corp., and a shortage of blockbuster titles cut into sales of Nintendo’s Wii videogame system.

What is your outlook for the near term?

While we expect economic conditions to continue improving, we believe that markets are reaching a point at which further gains in share prices increasingly must be justified by evidence of improving fundamentals.

At issue, however, is that much of the fiscal and monetary stimuli so instrumental in reviving economic activity are beginning to ebb. Central banks in Australia, Norway and Israel have begun to raise interest rates. Emerging markets, such as Brazil, China and India are already implementing administrative measures designed to pre-empt asset bubbles. The larger developed economies have not quite reached that point, but concerns about inflation and budget deficits will likely prompt more talk of “exit strategies” as 2010 progresses. The central question then becomes, “Can private demand take up the slack?”

In such an environment, stock selection will be key. Companies that deliver earnings that justify their current valuations could see their stocks rise further; those that cannot will be devalued. To that end, we continue to focus on reasonably priced, well-managed, profitable companies with solid balance sheets and strong market positions. We believe such firms are the ones most likely to increase their earnings, even amid a lackluster economic environment.

Subadviser:
AllianceBernstein L.P.

Portfolio Managers:
Henry S. D’Auria, Sharon E. Fay, Eric Franco, Joseph G. Paul and Kevin F. Simms

Subadviser:
JPMorgan Investment Management Inc.

Portfolio Managers:
Jeroen Huysinga, Georgina Perceval Maxwell and Gerd Woort-Menker

2009 Annual Report 5

Fund Performance	NVIT Multi-Manager International Value Fund

Average Annual Total Return1,2
(For periods ended December 31, 2009)

	1 Yr.	5 Yr.	10 Yr.

Class I3	29.86%	-0.27%	2.25%

Class II3	29.51%	-0.52%	1.98%

Class III[3]	29.84%	-0.27%	2.22%

Class IV3	29.89%	-0.29%	2.21%

Class VI3	29.49%	-0.51%	1.98%

Class Y3	30.09%	-0.23%	2.25%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	The Fund’s predecessor, the Market Street International Portfolio, commenced operation on November 1, 1991. As of April 28, 2003, the NVIT Multi-Manager International Value Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Market Street International Portfolio. At that time the NVIT Multi-Manager International Value Fund took on the performance of the Market Street International Portfolio.

[3]	These returns until the creation of the Class I, Class II and Class III shares (April 28, 2003), Class VI shares (April 28, 2004) and Class Y shares (March 27, 2008) are based on the performance of the Class IV shares of the Fund (which was based on the performance of the Fund’s predecessor until April 28, 2003). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class I, Class II, Class III, Class VI and Class Y shares would have produced, because all classes of shares invest in the same portfolio of securities. Class II and Class VI share’s annual returns have been restated to reflect the additional fees applicable to Class II and Class VI shares and therefore are lower than those of Class IV. Class Y shares annual returns have not been restated to reflect lower expenses for that class than apply to Class IV shares. For Class III and Class IV shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected the annual returns for Class III and Class IV shares would have been lower.

Expense Ratios

Expense
Ratio*

Class I	1.06%

Class II	1.31%

Class III	1.06%

Class IV	1.06%

Class VI	1.31%

Class Y	0.89%

*	Current effective prospectus. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class IV shares of the NVIT Multi-Manager International Value Fund versus performance of the Morgan Stanley Capital International Europe, Australasia Far East Index(MSCI EAFE)(a), and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/09. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses or sales charges. One can not invest directly in a market index.

(a)	The MSCI EAFE is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	NVIT Multi-Manager International Value Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
NVIT Multi-Manager			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
International Value Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class I Shares	Actual		1,000.00	1,233.60	5.69	1.01
	Hypothetical	[b]	1,000.00	1,020.11	5.14	1.01

Class II Shares	Actual		1,000.00	1,231.60	7.09	1.26
	Hypothetical	[b]	1,000.00	1,018.85	6.41	1.26

Class III Shares	Actual		1,000.00	1,233.20	5.69	1.01
	Hypothetical	[b]	1,000.00	1,020.11	5.14	1.01

Class IV Shares	Actual		1,000.00	1,232.40	5.68	1.01
	Hypothetical	[b]	1,000.00	1,020.11	5.14	1.01

Class VI Shares	Actual		1,000.00	1,231.00	7.09	1.26
	Hypothetical	[b]	1,000.00	1,018.85	6.41	1.26

Class Y Shares	Actual		1,000.00	1,234.90	4.84	0.86
	Hypothetical	[b]	1,000.00	1,020.87	4.38	0.86

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	NVIT Multi-Manager International Value Fund
December 31, 2009

Asset Allocation

Common Stocks	94.2%
Mutual Fund	4.4%
Repurchase Agreements	0.8%
Right	0.0%
Other assets in excess of liabilities	0.6%

100.0%

Top Industries†

Commercial Banks	16.4%
Oil, Gas & Consumable Fuels	11.3%
Pharmaceuticals	6.3%
Diversified Telecommunication Services	5.7%
Insurance	4.7%
Trading Companies & Distributors	3.5%
Metals & Mining	3.3%
Wireless Telecommunication Services	2.9%
Automobiles	2.7%
Multi-Utilities	2.4%
Other Industries*	40.8%

100.0%

Top Holdings†

Invesco AIM Liquid Assets Portfolio	4.5%
Royal Dutch Shell PLC, Class A	2.9%
BP PLC	2.8%
Vodafone Group PLC	2.6%
Banco Santander SA	2.5%
Sanofi-Aventis SA	1.9%
BNP Paribas	1.7%
Societe Generale	1.7%
GlaxoSmithKline PLC	1.6%
Nissan Motor Co., Ltd.	1.5%
Other Holdings*	76.3%

100.0%

Top Countries†

United Kingdom	21.5%
Japan	16.5%
France	13.5%
Germany	10.0%
Netherlands	6.0%
United States	4.5%
Italy	4.0%
Spain	3.7%
Switzerland	3.1%
Australia	2.7%
Other Countries*	14.5%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

NVIT Multi-Manager International Value Fund

Common Stocks 94.2%

	Shares	Market Value

AUSTRALIA 2.7%
Capital Markets 0.4%
Macquarie Group Ltd. (a)	25,500	$1,092,581

Commercial Banks 1.1%
Australia & New Zealand Banking Group Ltd. (a)	73,000	1,487,629
National Australia Bank Ltd. (a)	67,300	1,642,397

		3,130,026

Diversified Telecommunication Services 0.3%
Telstra Corp. (a)	271,500	834,695

Insurance 0.2%
Insurance Australia Group Ltd. (a)	178,400	640,757

Metals & Mining 0.2%
BHP Billiton Ltd. (a)	17,600	673,495

Oil, Gas & Consumable Fuels 0.3%
Santos Ltd. (a)	76,303	961,006

Real Estate Management & Development 0.2%
Lend Lease Group (a)	47,300	436,624

		7,769,184

AUSTRIA 0.7%
Oil, Gas & Consumable Fuels 0.7%
OMV AG	46,002	2,018,394

BELGIUM 0.9%
Beverages 0.5%
Anheuser-Busch InBev NV (a)	32,002	1,656,653

Commercial Banks 0.4%
KBC Groep NV* (a)	25,533	1,097,031

		2,753,684

BRAZIL 0.1%
Commercial Banks 0.1%
Banco do Brasil SA	24,300	414,538

CANADA 2.3%
Aerospace & Defense 0.3%
Bombardier, Inc., Class B (b)	169,000	775,637

Commercial Banks 0.2%
National Bank of Canada	7,400	426,233

Diversified Telecommunication Services 0.2%
Telus Corp., Class A	22,100	692,045

Insurance 0.1%
Industrial Alliance Insurance & Financial Services, Inc.	13,300	409,485

Metals & Mining 0.2%
First Quantum Minerals Ltd.	8,000	613,931

Oil, Gas & Consumable Fuels 1.3%
Nexen, Inc.	65,585	1,581,540
Suncor Energy, Inc.	35,072	1,247,817
Talisman Energy, Inc.	42,800	805,787

		3,635,144

		6,552,475

CHINA 1.2%
Commercial Banks 0.6%
China Merchants Bank Co. Ltd., H Shares (a)	601,500	1,565,044

Oil, Gas & Consumable Fuels 0.6%
China Petroleum & Chemical Corp., H Shares, Class H (a)	654,000	576,202
China Shenhua Energy Co. Ltd., H Shares (a)	262,000	1,271,829

		1,848,031

		3,413,075

DENMARK 0.7%
Beverages 0.3%
Carlsberg AS, Class B (a)	11,650	857,611

Commercial Banks 0.4%
Danske Bank AS* (a)	57,900	1,299,820

		2,157,431

FINLAND 1.3%
Communications Equipment 1.3%
Nokia OYJ (a)	285,070	3,685,955

FRANCE 13.5%
Auto Components 0.6%
Compagnie Generale des Etablissements Michelin, Class B (a)	23,269	1,782,147

Building Products 1.1%
Cie de Saint-Gobain (a)	57,218	3,103,867

Chemicals 0.5%
Rhodia SA* (a)	79,111	1,410,296

Commercial Banks 3.7%
BNP Paribas (a)	61,053	4,842,606
Credit Agricole SA (a)	73,357	1,287,406
Societe Generale (a)	68,779	4,778,766

		10,908,778

Construction Materials 0.5%
Lafarge SA (a)	19,408	1,598,331

Diversified Telecommunication Services 0.6%
France Telecom SA (a)	73,300	1,831,641

Electric Utilities 0.5%
EDF SA (a)	23,900	1,420,457

2009 Annual Report 9

Statement of Investments (Continued)
December 31, 2009

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

FRANCE (continued)

Food & Staples Retailing 0.3%
Casino Guichard Perrachon SA (a)	8,500	$757,309

Hotels, Restaurants & Leisure 0.5%
Sodexo (a)	23,646	1,345,456

Media 1.1%
Lagardere SCA (a)	29,000	1,174,082
Vivendi SA (a)	65,500	1,944,024

		3,118,106

Multi-Utilities 1.1%
GDF Suez (a)(b)	71,744	3,108,026

Oil, Gas & Consumable Fuels 0.4%
Total SA (a)	19,243	1,235,978

Pharmaceuticals 1.9%
Sanofi-Aventis SA (a)	71,471	5,620,685

Real Estate Investment Trusts (REITs) 0.7%
Klepierre (a)	16,600	672,554
Unibail-Rodamco SE (a)	6,200	1,362,016

		2,034,570

		39,275,647

GERMANY 10.0%
Air Freight & Logistics 0.5%
Deutsche Post AG (a)	79,640	1,539,188

Automobiles 1.2%
Bayerische Motoren Werke AG (a)	29,000	1,320,147
Daimler AG (a)	39,257	2,090,972

		3,411,119

Capital Markets 0.8%
Deutsche Bank AG (a)	32,400	2,291,006

Chemicals 0.9%
BASF SE (a)	17,800	1,101,655
Lanxess AG (a)	43,291	1,636,565

		2,738,220

Diversified Telecommunication Services 0.6%
Deutsche Telekom AG (a)	110,100	1,615,147

Electric Utilities 0.7%
E.ON AG (a)	51,200	2,149,074

Food & Staples Retailing 0.3%
Metro AG (a)	16,200	989,380

Health Care Providers & Services 0.2%
Celesio AG (a)	11,700	296,249
Fresenius Medical Care AG & Co. KGaA (a)	3,300	175,055

		471,304

Industrial Conglomerates 0.9%
Siemens AG (a)	27,456	2,519,663

Insurance 2.5%
Allianz SE (a)	23,000	2,851,082
Muenchener Rueckversicherungs AG (a)	27,421	4,271,090

		7,122,172

Pharmaceuticals 1.2%
Bayer AG (a)	44,691	3,576,335

Transportation Infrastructure 0.2%
Hamburger Hafen und Logistik AG (a)(b)	17,991	694,891

		29,117,499

GREECE 0.1%
Metals & Mining 0.1%
Sidenor Steel Manufacturing Co. SA* (a)	57,273	366,245

HONG KONG 1.0%
Industrial Conglomerates 0.4%
Hutchison Whampoa Ltd. (a)	200,000	1,368,372

Real Estate Management & Development 0.4%
China Resources Land Ltd. (a)	330,000	742,814
New World Development Ltd. (a)	186,000	378,957

		1,121,771

Specialty Retail 0.2%
Esprit Holdings Ltd. (a)	85,000	563,947

		3,054,090

INDONESIA 0.6%
Diversified Telecommunication Services 0.3%
Telekomunikasi Indonesia Tbk PT (a)	883,500	879,459

Gas Utilities 0.3%
PT Perusahaan Gas Negara (a)	2,087,500	862,610

		1,742,069

ISRAEL 0.4%
Chemicals 0.2%
Israel Chemicals Ltd. (a)	37,100	487,163

Diversified Telecommunication Services 0.2%
Bezeq Israeli Telecommunication Corp. Ltd. (a)	210,500	530,732

		1,017,895

ITALY 4.0%
Commercial Banks 1.7%
Banca Popolare di Milano (a)	112,500	799,286
UniCredit SpA* (a)	1,256,170	4,200,332

		4,999,618

10 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

ITALY (continued)

Diversified Telecommunication Services 0.6%
Telecom Italia SpA (a)	722,100	$1,126,438
Telecom Italia SpA RSP (a)	606,200	673,300

		1,799,738

Electric Utilities 0.3%
Enel SpA (a)	125,000	723,674

Gas Utilities 0.8%
Snam Rete Gas SpA (a)	438,461	2,177,473

Oil, Gas & Consumable Fuels 0.6%
ENI SpA (a)	72,800	1,853,911

		11,554,414

JAPAN 16.4%
Auto Components 0.4%
Aisin Seiki Co., Ltd. (a)	39,000	1,126,750

Automobiles 1.5%
Nissan Motor Co., Ltd.* (a)	488,200	4,290,261

Building Products 0.1%
Nippon Sheet Glass Co., Ltd. (a)	95,000	272,250

Commercial Banks 1.5%
Chiba Bank Ltd. (The) (a)	178,000	1,064,647
Mitsubishi UFJ Financial Group, Inc. (a)	88,000	433,469
Sumitomo Mitsui Financial Group, Inc. (a)	104,300	2,992,928

		4,491,044

Computers & Peripherals 1.0%
Fujitsu Ltd. (a)	220,000	1,427,451
Toshiba Corp.* (a)	258,000	1,431,616

		2,859,067

Consumer Finance 0.4%
ORIX Corp. (a)	16,330	1,111,816

Diversified Telecommunication Services 0.6%
Nippon Telegraph & Telephone Corp. (a)	43,200	1,706,533

Electric Utilities 0.3%
Tokyo Electric Power Co., Inc. (The) (a)	40,300	1,011,467

Electrical Equipment 0.6%
Mitsubishi Electric Corp.* (a)	228,000	1,693,733

Electronic Equipment, Instruments & Components 1.3%
FUJIFILM Holdings Corp. (a)	67,400	2,035,525
Kyocera Corp. (a)	5,200	457,966
Murata Manufacturing Co., Ltd. (a)	26,600	1,327,532

		3,821,023

Food & Staples Retailing 0.2%
AEON Co., Ltd. (a)	74,300	603,066

Household Durables 0.3%
Sharp Corp. (a)	76,000	959,750

Leisure Equipment & Products 0.1%
Namco Bandai Holdings, Inc. (a)	40,300	384,986

Machinery 0.9%
Kubota Corp. (a)	176,000	1,614,948
Sumitomo Heavy Industries Ltd.* (a)	209,000	1,058,093

		2,673,041

Marine 0.5%
Nippon Yusen KK (a)	431,000	1,327,411

Metals & Mining 0.4%
JFE Holdings, Inc. (a)	30,600	1,209,583

Multiline Retail 0.1%
Takashimaya Co., Ltd. (a)	32,000	203,896

Office Electronics 0.6%
Ricoh Co., Ltd. (a)	124,000	1,776,767

Pharmaceuticals 0.2%
Mitsubishi Tanabe Pharma Corp. (a)	37,000	461,681

Real Estate Management & Development 1.2%
Mitsui Fudosan Co., Ltd. (a)	157,000	2,654,592
Sumitomo Realty & Development Co., Ltd. (a)	39,000	736,222

		3,390,814

Road & Rail 0.4%
East Japan Railway Co. (a)	17,200	1,088,428

Software 0.5%
Nintendo Co., Ltd. (a)	5,800	1,385,255

Tobacco 0.2%
Japan Tobacco, Inc. (a)	205	692,181

Trading Companies & Distributors 2.8%
ITOCHU Corp. (a)	145,000	1,071,082
Marubeni Corp. (a)	248,000	1,369,947
Mitsubishi Corp. (a)	152,700	3,803,541
Mitsui & Co., Ltd.	144,400	2,048,475

		8,293,045

Wireless Telecommunication Services 0.3%
KDDI Corp. (a)	175	926,925

		47,760,773

LUXEMBOURG 0.8%
Metals & Mining 0.8%
ArcelorMittal (a)	54,067	2,471,202

NETHERLANDS 6.0%
Chemicals 0.2%
Koninklijke DSM NV (a)	10,400	510,988

2009 Annual Report 11

Statement of Investments (Continued)
December 31, 2009

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

NETHERLANDS (continued)

Diversified Financial Services 0.9%
ING Groep NV CVA* (a)	281,692	$2,712,805

Diversified Telecommunication Services 0.7%
Koninklijke (Royal) KPN NV (a)	125,997	2,141,632

Food & Staples Retailing 0.9%
Koninklijke Ahold NV (a)	195,190	2,586,013

Food Products 0.8%
Unilever NV CVA (a)	66,411	2,161,467

Oil, Gas & Consumable Fuels 1.4%
Royal Dutch Shell PLC, Class A (a)	134,000	4,037,689

Professional Services 0.6%
Randstad Holding NV* (a)	35,300	1,756,435

Semiconductors & Semiconductor Equipment 0.5%
ASML Holding NV (a)	45,336	1,547,854

		17,454,883

NEW ZEALAND 0.2%
Diversified Telecommunication Services 0.2%
Telecom Corp. of New Zealand Ltd. (a)	295,200	532,393

NORWAY 0.5%
Oil, Gas & Consumable Fuels 0.5%
StatoilHydro ASA (a)	63,600	1,586,160

RUSSIA 0.5%
Metals & Mining 0.3%
JSC MMC Norilsk Nickel ADR* (a)	55,711	790,390

Oil, Gas & Consumable Fuels 0.2%
Lukoil ADR (a)	13,900	787,672

		1,578,062

SOUTH AFRICA 0.5%
Commercial Banks 0.1%
Standard Bank Group Ltd. (a)	14,278	196,110

Diversified Financial Services 0.3%
African Bank Investments Ltd. (a)	248,491	1,000,167

Industrial Conglomerates 0.1%
Bidvest Group Ltd. (a)	13,584	236,816

		1,433,093

SOUTH KOREA 0.8%
Commercial Banks 0.3%
Hana Financial Group, Inc.* (a)	11,500	325,040
KB Financial Group, Inc.* (a)	11,746	598,109

		923,149

Semiconductors & Semiconductor Equipment 0.5%
Hynix Semiconductor Inc.* (a)	26,600	528,974
Samsung Electronics Co., Ltd. (a)	1,170	802,304
		1,331,278

		2,254,427

SPAIN 3.7%
Commercial Banks 3.2%
Banco Bilbao Vizcaya Argentaria SA (a)	110,944	2,021,958
Banco Santander SA (a)	436,065	7,205,833

		9,227,791

Diversified Telecommunication Services 0.5%
Telefonica SA (a)	53,200	1,489,018

		10,716,809

SWEDEN 0.2%
Communications Equipment 0.0%
Telefonaktiebolaget LM Ericsson, Class B (a)	10,000	92,061

Household Durables 0.1%
Electrolux AB* (a)	6,400	150,395

Paper & Forest Products 0.1%
Svenska Cellulosa AB, Class B (a)	20,000	266,654

		509,110

SWITZERLAND 3.0%
Capital Markets 0.4%
UBS AG* (a)	77,659	1,209,323

Insurance 0.8%
Zurich Financial Services AG (a)	11,125	2,432,189

Metals & Mining 0.6%
Xstrata PLC* (a)	101,180	1,804,656

Pharmaceuticals 0.7%
Novartis AG (a)	37,620	2,054,400

Professional Services 0.5%
Adecco SA (a)	24,400	1,346,025

		8,846,593

TAIWAN 0.5%
Electronic Equipment & Instruments 0.5%
Hon Hai Precision Industry Co., Ltd. GDR (a)(b)	161,360	1,531,880

TURKEY 0.2%
Commercial Banks 0.2%
Turkiye Garanti Bankasi AS (a)	121,900	519,283

UNITED KINGDOM 21.4%
Aerospace & Defense 1.0%
BAE Systems PLC (a)	268,600	1,554,572

12 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

UNITED KINGDOM (continued)
Aerospace & Defense (continued)

Rolls-Royce Group PLC* (a)	173,600	$1,351,898
Rolls-Royce Group PLC, Class C* (a)	10,416,000	16,824

		2,923,294

Auto Components 0.3%
GKN PLC* (a)	533,461	999,158

Commercial Banks 2.8%
Barclays PLC (a)	561,042	2,472,211
HSBC Holdings PLC (a)	341,397	3,894,777
Lloyds Banking Group PLC* (a)	2,058,907	1,656,554

		8,023,542

Commercial Services & Supplies 0.3%
Rentokil Initial PLC* (a)	504,300	938,860

Diversified Telecommunication Services 0.9%
BT Group PLC, Class A (a)	791,516	1,723,789
Cable & Wireless PLC (a)	339,885	773,217

		2,497,006

Food Products 0.2%
Associated British Foods PLC (a)	30,900	409,651
Premier Foods PLC* (a)	511,400	293,230

		702,881

Hotels, Restaurants & Leisure 0.8%
Intercontinental Hotels Group PLC (a)	87,233	1,253,366
Thomas Cook Group PLC (a)	117,400	433,697
Tui Travel PLC (a)	132,300	542,209

		2,229,272

Independent Power Producers & Energy Traders 0.0%
Drax Group PLC (a)	22,000	146,671

Industrial Conglomerates 0.3%
Cookson Group PLC* (a)	129,461	875,845

Insurance 1.0%
Aviva PLC (a)	91,900	584,590
Old Mutual PLC* (a)	732,900	1,283,453
Prudential PLC (a)	106,539	1,090,562

		2,958,605

Media 0.5%
WPP PLC (a)	140,300	1,372,177

Metals & Mining 0.6%
Petropavlovsk PLC* (a)	41,176	674,984
Rio Tinto PLC (a)	18,200	982,742

		1,657,726

Multiline Retail 0.3%
Marks & Spencer Group PLC (a)	145,800	942,008

Multi-Utilities 1.3%
Centrica PLC (a)	344,757	1,561,595
National Grid PLC (a)	208,720	2,278,163

		3,839,758

Oil, Gas & Consumable Fuels 5.3%
BG Group PLC (a)	80,844	1,459,743
BP PLC (a)	842,779	8,138,029
Cairn Energy PLC* (a)	292,250	1,564,501
Royal Dutch Shell PLC, Class A (a)	141,217	4,273,263

		15,435,536

Pharmaceuticals 2.3%
AstraZeneca PLC (a)	43,700	2,053,781
GlaxoSmithKline PLC (a)	221,510	4,697,320

		6,751,101

Tobacco 0.3%
Imperial Tobacco Group PLC (a)	32,442	1,023,460

Trading Companies & Distributors 0.6%
Travis Perkins PLC* (a)	38,500	527,264
Wolseley PLC* (a)	54,800	1,096,925

		1,624,189

Wireless Telecommunication Services 2.6%
Vodafone Group PLC (a)	3,223,523	7,464,757

		62,405,846

Total Common Stocks (cost $256,582,056)		274,493,109

Right 0.0%

	Number of Rights	Market Value

BELGIUM 0.0%
Commercial Banks 0.0%
Fortis 12/31/2049* (a)	64,600	$0

Total Right (cost $ — )		0

Mutual Fund 4.4%

	Shares	Market Value

Money Market Fund 4.4%
Invesco AIM Liquid Assets Portfolio, 0.18% (c)	12,956,795	$12,956,795

Total Mutual Fund (cost $12,956,795)		12,956,795

2009 Annual Report 13

Statement of Investments (Continued)
December 31, 2009

NVIT Multi-Manager International Value Fund (Continued)

Mutual Fund (continued)

Money Market Fund (continued)
Repurchase Agreement 0.8%

	Principal Amount	Market Value

Morgan Stanley, 0.01%, dated 12/31/09, due 01/04/10, repurchase price $2,400,920, collateralized by U.S. Government Agency Securities ranging from 0.38% – 7.38%, maturing 01/08/10 – 11/20/39; total market value of $2,447,231 (d)	$2,400,917	$2,400,917

Total Repurchase Agreement (cost $2,400,917)		2,400,917

Total Investments (cost $271,939,768) (e) — 99.4%		289,850,821

Other assets in excess of liabilities — 0.6%		1,630,675

NET ASSETS — 100.0%		$291,481,496

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	The security or a portion of this security is on loan at December 31, 2009. The total value of securities on loan at December 31, 2009 was $2,286,117.

(c)	Represents 7-day effective yield as of December 31, 2009.

(d)	The security was purchased with cash collateral held from securities on loan (See Note 2). The total value of securities purchased with cash collateral as of December 31, 2009, was $2,400,917.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

AS	Stock Corporation

ASA	Stock Corporation

CVA	Dutch Certificate

GDR	Global Depositary Receipt

KGaA	Limited Partnership with shares

KK	Joint Stock Company

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

PT	Limited Liability Company

REIT	Real Estate Investment Trust

RSP	Savings Shares

SA	Stock Company

SCA	Limited partnership with share capital

SE	Sweden

SpA	Limited Share Company

At December 31, 2009, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

		Currency			Unrealized
	Delivery	Received/	Contract	Market	Appreciation/
Currency	Date	(Delivered)	Value	Value	(Depreciation)

Short Contracts:
British Pound	1/15/10	(1,426,000)	$(2,266,698)	$(2,303,180)	$(36,482)
British Pound	1/15/10	(6,537,000)	(10,440,962)	(10,558,127)	(117,165)
British Pound	2/05/10	(582,209)	(950,494)	(940,262)	10,232
British Pound	2/05/10	(1,104,631)	(1,826,586)	(1,783,968)	42,618
Canadian Dollar	1/15/10	(6,347,000)	(5,989,149)	(6,068,748)	(79,599)
Euro	1/15/10	(4,706,000)	(7,059,847)	(6,746,286)	313,561
Euro	1/15/10	(1,366,000)	(2,028,264)	(1,958,229)	70,035
Euro	1/15/10	(1,293,000)	(1,898,072)	(1,853,580)	44,492
Euro	2/05/10	(1,097,574)	(1,638,687)	(1,573,424)	65,263
Euro	2/05/10	(750,000)	(1,105,425)	(1,075,160)	30,265
Euro	2/05/10	(860,814)	(1,269,902)	(1,234,017)	35,885
Euro	2/05/10	(1,230,312)	(1,854,313)	(1,763,710)	90,603
Euro	4/15/10	(2,864,000)	(4,272,315)	(4,104,956)	167,359
Japanese Yen	1/15/10	(71,015,000)	(785,564)	(762,536)	23,028
Japanese Yen	1/15/10	(148,411,000)	(1,630,317)	(1,593,590)	36,727
Japanese Yen	1/15/10	(110,480,000)	(1,202,849)	(1,186,299)	16,550
Japanese Yen	1/15/10	(573,748,000)	(6,452,479)	(6,160,722)	291,757
Japanese Yen	2/05/10	(84,978,381)	(944,958)	(912,572)	32,386
Japanese Yen	2/05/10	(164,288,748)	(1,860,347)	(1,764,277)	96,070
Japanese Yen	2/05/10	(120,832,016)	(1,363,223)	(1,297,600)	65,623
Swiss Franc	1/15/10	(385,000)	(373,062)	(372,202)	860
Swiss Franc	1/15/10	(499,000)	(479,259)	(482,413)	(3,154)
Swiss Franc	2/05/10	(545,789)	(546,173)	(527,716)	18,457

Total Short Contracts			$(58,238,945)	$(57,023,574)	$1,215,371

Long Contracts:
Australian Dollar	1/15/10	14,657,000	$12,917,947	$13,151,970	$234,023
Australian Dollar	2/05/10	793,590	732,571	710,552	(22,019)
Australian Dollar	2/05/10	991,032	888,361	887,334	(1,027)
Australian Dollar	2/05/10	648,756	589,933	580,873	(9,060)
Australian Dollar	4/15/10	790,000	690,523	702,095	11,572
British Pound	1/15/10	5,486,000	8,959,022	8,860,621	(98,401)
British Pound	1/15/10	1,570,000	2,606,890	2,535,759	(71,131)
British Pound	1/15/10	401,000	646,319	647,668	1,349
Canadian Dollar	1/15/10	1,460,000	1,383,559	1,395,994	12,435
Canadian Dollar	2/05/10	769,837	724,456	736,088	11,632
Canadian Dollar	2/05/10	5,658,709	5,241,759	5,410,632	168,873
Euro	2/05/10	500,000	739,260	716,773	(22,487)
Euro	2/05/10	565,526	808,949	810,707	1,758
Euro	2/05/10	668,221	990,925	957,926	(32,999)
Euro	2/05/10	902,359	1,334,780	1,293,573	(41,207)
Euro	2/05/10	645,529	952,227	925,397	(26,830)
Euro	2/05/10	1,078,473	1,606,676	1,546,041	(60,635)

14 Annual Report 2009

		Currency			Unrealized
	Delivery	Received/	Contract	Market	Appreciation/
Currency	Date	(Delivered)	Value	Value	(Depreciation)

Hong Kong Dollar	2/05/10	11,704,791	$1,511,182	$1,509,974	$(1,208)
Hong Kong Dollar	2/05/10	5,377,643	694,290	693,742	(548)
New Zealand Dollar	1/15/10	8,067,000	5,874,631	5,852,743	(21,888)
New Zealand Dollar	4/15/10	1,220,000	871,068	879,315	8,247
Norwegian Krone	1/15/10	34,900,000	6,084,220	6,025,173	(59,047)
Norwegian Krone	4/15/10	2,760,000	485,548	474,440	(11,108)
Singapore Dollar	2/05/10	981,778	699,828	698,592	(1,236)
Swedish Krona	1/15/10	33,792,000	4,813,538	4,723,324	(90,214)
Swedish Krona	4/15/10	5,108,000	704,530	714,317	9,787
Swedish Krona	4/15/10	8,414,000	1,217,691	1,176,638	(41,053)
Swiss Franc	2/05/10	679,888	653,003	657,375	4,372
Swiss Franc	2/05/10	712,546	699,659	688,952	(10,707)

Total Long Contracts			$66,123,345	$65,964,588	$(158,757)

At December 31, 2009, the Fund’s open forward foreign currency contracts were as follows (Note 2):

							Unrealized
Delivery		Currency		Currency	Contract	Market	Appreciation/
Date		Received		Delivered	Value	Value	(Depreciation)

2/05/10	5,951,776	Canadian Dollar	(3,381,172)	British Pound	$5,690,850	$5,460,559	$230,291
2/05/10	10,084,889	Australian Dollar	(9,760,418)	Canadian Dollar	9,029,640	9,332,522	(302,882)
2/05/10	396,558,363	Japanese Yen	(4,763,058)	Canadian Dollar	4,258,592	4,554,245	(295,653)
2/05/10	6,183,803	Norwegian Krone	(1,148,289)	Canadian Dollar	1,066,585	1,097,949	(31,364)
2/05/10	1,844,492	Singapore Dollar	(1,420,972)	Canadian Dollar	1,312,463	1,358,677	(46,214)
2/05/10	18,743,666	Swedish Krona	(2,847,901)	Canadian Dollar	2,620,205	2,723,049	(102,844)
2/05/10	4,024,092	Canadian Dollar	(2,530,290)	Euro	3,847,676	3,627,288	220,388
2/05/10	392,476	Canadian Dollar	(2,816,694)	Hong Kong Dollar	375,270	363,367	11,903
2/05/10	153,394,379	Japanese Yen	(13,393,965)	Hong Kong Dollar	1,647,284	1,727,886	(80,602)
2/05/10	3,230,150	Canadian Dollar	(3,063,438)	Swiss Franc	3,088,541	2,962,000	126,541

					$(32,937,106)	$(33,207,542)	$(270,436)

At December 31, 2009, the Fund’s open futures contracts were as follows (Note 2):

			Notional Value
Number of			Covered by	Unrealized
Contracts	Long Contracts	Expiration	Contracts	Depreciation

29	DJ Euro STOXX 50	03/19/10	$1,236,763	$(10,458)
9	FTSE 100 Index	03/19/10	767,084	(5,508)
7	Topix Index	03/11/10	684,874	(12,469)

			$2,688,721	$(28,435)

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Statement of Assets and Liabilities
December 31, 2009

NVIT Multi-Manager International Value Fund

Assets:
Investments, at value* (cost $269,538,851)	$287,449,904
Repurchase agreements, at value and cost	2,400,917

Total Investments	289,850,821

Foreign currencies, at value (cost $1,080,403)	1,081,272
Interest and dividends receivable	351,934
Security lending income receivable	12,739
Receivable for investments sold	1,716,712
Receivable for capital shares issued	573,910
Reclaims receivable	149,588
Unrealized appreciation on forward foreign currency contracts (Note 2)	2,504,942
Prepaid expenses and other assets	168,827

Total Assets	296,410,745

Liabilities:
Payable for investments purchased	396,166
Payable for capital shares redeemed	119,218
Payable for variation margin on futures contracts	10,361
Unrealized depreciation on forward foreign currency contracts (Note 2)	1,718,764
Payable upon return of securities loaned (Note 2)	2,400,917
Accrued expenses and other payables:
Investment advisory fees	180,160
Fund administration fees	10,285
Distribution fees	9,909
Administrative services fees	31,080
Accounting and transfer agent fees	6,568
Trustee fees	2,298
Custodian fees	4,684
Compliance program costs (Note 3)	1,738
Professional fees	11,044
Printing fees	22,518
Other	3,539

Total Liabilities	4,929,249

Net Assets	$291,481,496

Represented by:
Capital	$442,709,577
Distributions in excess of net investment income	(334,128)
Accumulated net realized losses from investments, futures contracts and foreign currency transactions	(169,573,278)
Net unrealized appreciation/(depreciation) from investments	17,911,053
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(28,435)
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	786,178
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	10,529

Net Assets	$291,481,496

Net Assets:
Class I Shares	$1,395,791
Class II Shares	1,035,457
Class III Shares	54,613,978
Class IV Shares	26,722,773
Class VI Shares	46,170,735
Class Y Shares	161,542,762

Total	$291,481,496

* Includes value of securities on loan of $2,286,117 (Note 2)

The accompanying notes are an integral part of these financial statements.

16 Annual Report 2009

NVIT Multi-Manager International Value Fund

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	141,976
Class II Shares	105,715
Class III Shares	5,577,170
Class IV Shares	2,720,086
Class VI Shares	4,735,822
Class Y Shares	16,453,723

Total	29,734,492

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.83
Class II Shares	$9.79
Class III Shares	$9.79
Class IV Shares	$9.82
Class VI Shares	$9.75
Class Y Shares	$9.82

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 17

Statement of Operations
For the Year Ended December 31, 2009

NVIT Multi-Manager
International Value Fund

INVESTMENT INCOME:
Interest income	$8,195
Dividend income	9,196,329
Income from securities lending (Note 2)	383,642
Foreign tax withholding	(868,932)

Total Income	8,719,234

EXPENSES:
Investment advisory fees	1,849,434
Fund administration fees	110,440
Distribution fees Class II Shares	2,424
Distribution fees Class VI Shares	168,831
Administrative services fees Class I Shares	1,948
Administrative services fees Class II Shares	1,518
Administrative services fees Class III Shares	81,464
Administrative services fees Class IV Shares	38,671
Administrative services fees Class VI Shares	107,449
Professional fees	56,203
Printing fees	61,120
Trustee fees	8,123
Custodian fees	22,760
Accounting and transfer agent fees	31,381
Compliance program costs (Note 3)	745

Other	14,819

Total Expenses before earnings credit	2,557,330

Earnings credit (Note 5)	(456)

Net Expenses	2,556,874

NET INVESTMENT INCOME	6,162,360

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(90,620,975)
Net realized losses from futures contracts transactions (Note 2)	(2,594,918)
Net realized losses from forward foreign currency transactions (Note 2)	(418,689)

Net realized losses from investments, futures contracts and foreign currency transactions	(93,634,582)

Net change in unrealized appreciation/(depreciation) from investments	150,122,737
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(23,413)
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	406,407
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	12,970

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, forward currency contracts and translation of assets and liabilities denominated in foreign currencies	150,518,701

Net realized/unrealized gains from investments, futures contracts, forward currency contracts and translation of assets and liabilities denominated in foreign currencies, futures contracts and foreign currency transactions	56,884,119

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$63,046,479

The accompanying notes are an integral part of these financial statements.

18 Annual Report 2009

Statements of Changes in Net Assets

	NVIT Multi-Manager
	International Value Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$6,162,360	$9,091,208
Net realized losses from investments, futures contracts and foreign currency transactions	(93,634,582)	(79,608,060)
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, forward currency contracts and translation of assets and liabilities denominated in foreign currencies	150,518,701	(125,825,963)

Change in net assets resulting from operations	63,046,479	(196,342,815)

Distributions to Shareholders From:
Net investment income:
Class I	(26,337)	(22,864)
Class II	(17,351)	(17,417)
Class III	(1,094,610)	(1,044,422)
Class IV	(516,151)	(464,110)
Class VI	(1,359,512)	(1,676,817)
Class Y	(2,729,025)	(113,647	) (a)
Net realized gains:
Class I	–	(307,795)
Class II	–	(252,865)
Class III	–	(13,515,108)
Class IV	–	(6,088,997)
Class VI	–	(25,973,597)
Class Y	–	(4,815,660	) (a)
Return of capital:
Class I	–	(14,016)
Class II	–	(10,709)
Class III	–	(625,871)
Class IV	–	(280,086)
Class VI	–	(1,072,484)
Class Y	–	(216,806	) (a)

Change in net assets from shareholder distributions	(5,742,986)	(56,513,271)

Change in net assets from capital transactions	(18,786,490)	21,160,354

Change in net assets	38,517,003	(231,695,732)

Net Assets:
Beginning of year	252,964,493	484,660,225

End of year	$291,481,496	$252,964,493

Distributions in excess of net investment income at end of year	$(334,128)	$(333,043)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,787	$–
Dividends reinvested	26,337	344,675
Cost of shares redeemed	(206,175)	(424,565)

Total Class I	(175,051)	(79,890)

Amounts designated as “–” are zero or have been rounded to zero.
(a) For the period from March 27, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 19

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager
	International Value Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

CAPITAL TRANSACTIONS: (continued)
Class II Shares
Proceeds from shares issued	(81)	1,779
Dividends reinvested	17,351	280,991
Cost of shares redeemed	(260,544)	(409,480)

Total Class II	(243,274)	(126,710)

Class III Shares
Proceeds from shares issued	4,008,846	6,779,031
Dividends reinvested	1,094,610	15,185,401
Cost of shares redeemed (b)	(18,772,591)	(35,572,801)

Total Class III	(13,669,135)	(13,608,369)

Class IV Shares
Proceeds from shares issued	248,692	457,971
Dividends reinvested	516,151	6,833,193
Cost of shares redeemed	(5,579,479)	(8,751,585)

Total Class IV	(4,814,636)	(1,460,421)

Class VI Shares
Proceeds from shares issued	8,166,281	40,889,301
Dividends reinvested	1,359,512	28,722,898
Cost of shares redeemed (b)	(92,208,446)	(98,652,918)

Total Class VI	(82,682,653)	(29,040,719)

Class Y Shares
Proceeds from shares issued	102,949,192	60,877,263	(a)
Dividends reinvested	2,729,025	5,146,113	(a)
Cost of shares redeemed	(22,879,958)	(546,913	)(a)

Total Class Y	82,798,259	65,476,463

Change in net assets from capital transaction	$(18,786,490)	$21,160,354

SHARE TRANSACTIONS:
Class I Shares
Issued	506	–
Reinvested	3,080	31,143
Redeemed	(25,686)	(33,127)

Total Class I Shares	(22,100)	(1,984)

Class II Shares
Issued	1	100
Reinvested	2,045	25,495
Redeemed	(34,828)	(29,789)

Total Class II Shares	(32,782)	(4,194)

Amounts designated as “–” are zero or have been rounded to zero.
(a) For the period from March 27, 2008 (commencement of operations) through December 31, 2008.
(b) Includes redemption fees – see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

20 Annual Report 2009

	NVIT Multi-Manager
	International Value Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

SHARE TRANSACTIONS: (continued)
Class III Shares
Issued	493,300	564,605
Reinvested	129,205	1,375,947
Redeemed	(2,333,625)	(2,619,366)

Total Class III Shares	(1,711,120)	(678,814)

Class IV Shares
Issued	32,187	42,564
Reinvested	60,526	617,101
Redeemed	(679,003)	(662,632)

Total Class IV Shares	(586,290)	(2,967)

Class VI Shares
Issued	1,013,820	3,241,727
Reinvested	167,783	2,621,224
Redeemed	(12,434,422)	(6,136,392)

Total Class VI Shares	(11,252,819)	(273,441)

Class Y Shares
Issued	12,727,421	5,596,294	(a)
Reinvested	314,700	472,644	(a)
Redeemed	(2,599,440)	(57,896	)(a)

Total Class Y Shares	10,442,681	6,011,042

Total change in shares	(3,162,430)	5,049,642

(a)	For the period from March 27, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 21

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager International Value Fund

		Operations			Distributions						Ratios/Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains (Losses)	Total	Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	from	from	Investment	Realized	Return of	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Capital	Distributions	of Period	Return (a)	of Period	Net Assets (b)	Net Assets (b)	Net Assets (b)(c)	Turnover (d)
Class I Shares
Year Ended December 31, 2009 (e)	$7.73	0.20	2.08	2.28	(0.18)	–	–	(0.18)	$9.83	29.86%	$1,395,791	1.03%	2.37%	1.03%	103.22%
Year Ended December 31, 2008 (e)	$17.48	0.41	(7.81)	(7.40)	(0.15)	(2.10)	(0.10)	(2.35)	$7.73	(46.31%)	$1,268,226	1.04%	2.99%	1.04%	114.10%
Year Ended December 31, 2007	$18.58	0.41	0.18	0.59	(0.39)	(1.30)	–	(1.69)	$17.48	2.92%	$2,902,902	0.99%	2.10%	0.99%	157.60%
Year Ended December 31, 2006	$16.60	0.35	3.18	3.53	(0.37)	(1.18)	–	(1.55)	$18.58	22.67%	$3,985,456	1.01%	1.95%	1.01%	48.61%
Year Ended December 31, 2005	$15.58	0.35	1.43	1.78	(0.21)	(0.55)	–	(0.76)	$16.60	12.09%	$4,349,208	0.91%	1.92%	0.91%	48.94%

Class II Shares
Year Ended December 31, 2009 (e)	$7.70	0.18	2.07	2.25	(0.16)	–	–	(0.16)	$9.79	29.51%	$1,035,457	1.28%	2.16%	1.28%	103.22%
Year Ended December 31, 2008 (e)	$17.44	0.38	(7.80)	(7.42)	(0.13)	(2.10)	(0.09)	(2.32)	$7.70	(46.48%)	$1,066,596	1.30%	2.78%	1.30%	114.10%
Year Ended December 31, 2007	$18.50	0.36	0.19	0.55	(0.31)	(1.30)	–	(1.61)	$17.44	2.71%	$2,488,431	1.23%	1.85%	1.23%	157.60%
Year Ended December 31, 2006	$16.54	0.30	3.17	3.47	(0.33)	(1.18)	–	(1.51)	$18.50	22.40%	$2,972,385	1.26%	1.68%	1.26%	48.61%
Year Ended December 31, 2005	$15.53	0.23	1.51	1.74	(0.18)	(0.55)	–	(0.73)	$16.54	11.79%	$2,852,388	1.17%	1.40%	1.17%	48.94%

Class III Shares
Year Ended December 31, 2009 (e)	$7.70	0.20	2.07	2.27	(0.18)	–	–	(0.18)	$9.79	29.84%	$54,613,978	1.03%	2.42%	1.03%	103.22%
Year Ended December 31, 2008 (e)	$17.43	0.42	(7.80)	(7.38)	(0.15)	(2.10)	(0.10)	(2.35)	$7.70	(46.33%)	$56,117,809	1.04%	3.01%	1.04%	114.10%
Year Ended December 31, 2007	$18.53	0.41	0.18	0.59	(0.39)	(1.30)	–	(1.69)	$17.43	2.93%	$138,847,001	0.99%	2.14%	0.99%	157.60%
Year Ended December 31, 2006	$16.56	0.34	3.18	3.52	(0.37)	(1.18)	–	(1.55)	$18.53	22.75%	$169,277,702	1.01%	1.87%	1.01%	48.61%
Year Ended December 31, 2005	$15.54	0.24	1.54	1.78	(0.21)	(0.55)	–	(0.76)	$16.56	12.05%	$116,151,030	0.93%	1.64%	0.93%	48.94%

Class IV Shares
Year Ended December 31, 2009 (e)	$7.72	0.20	2.08	2.28	(0.18)	–	–	(0.18)	$9.82	29.89%	$26,722,773	1.03%	2.40%	1.03%	103.22%
Year Ended December 31, 2008 (e)	$17.47	0.41	(7.81)	(7.40)	(0.15)	(2.10)	(0.10)	(2.35)	$7.72	(46.35%)	$25,538,325	1.04%	3.01%	1.04%	114.10%
Year Ended December 31, 2007	$18.57	0.40	0.20	0.60	(0.40)	(1.30)	–	(1.70)	$17.47	2.90%	$57,819,423	0.99%	2.09%	0.99%	157.60%
Year Ended December 31, 2006	$16.60	0.34	3.18	3.52	(0.37)	(1.18)	–	(1.55)	$18.57	22.74%	$67,199,978	1.02%	1.93%	1.02%	48.61%
Year Ended December 31, 2005	$15.57	0.25	1.52	1.77	(0.19)	(0.55)	–	(0.74)	$16.60	11.97%	$66,597,240	1.03%	1.56%	1.03%	48.94%

Class VI Shares
Year Ended December 31, 2009 (e)	$7.67	0.21	2.03	2.24	(0.16)	–	–	(0.16)	$9.75	29.49%	$46,170,735	1.29%	2.78%	1.29%	103.22%
Year Ended December 31, 2008 (e)	$17.38	0.34	(7.73)	(7.39)	(0.13)	(2.10)	(0.09)	(2.32)	$7.67	(46.45%)	$122,577,295	1.30%	2.70%	1.30%	114.10%
Year Ended December 31, 2007	$18.49	0.31	0.24	0.55	(0.36)	(1.30)	–	(1.66)	$17.38	2.70%	$282,602,468	1.23%	1.73%	1.23%	157.60%
Year Ended December 31, 2006	$16.56	0.30	3.17	3.47	(0.36)	(1.18)	–	(1.54)	$18.49	22.41%	$138,946,197	1.26%	1.40%	1.26%	48.61%
Year Ended December 31, 2005	$15.55	0.20	1.55	1.75	(0.19)	(0.55)	–	(0.74)	$16.56	11.80%	$42,916,002	1.19%	1.41%	1.19%	48.94%

Class Y Shares
Year Ended December 31, 2009 (e)	$7.72	0.20	2.09	2.29	(0.19)	–	–	(0.19)	$9.82	30.09%	$161,542,762	0.87%	2.38%	0.87%	103.22%
Period Ended December 31, 2008 (e)(f)	$15.84	0.25	(6.00)	(5.75)	(0.17)	(2.10)	(0.10)	(2.37)	$7.72	(40.66%)	$46,396,242	0.96%	1.54%	0.96%	114.10%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	There were no fee reductions during the period.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 27, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

22 Annual Report 2009

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager International Value Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sales price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of

2009 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2009

factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

24 Annual Report 2009

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:

Common Stocks	$6,967,013	$267,526,096	$—	$274,493,109

Forward Currency Contracts	—	2,504,942	—	2,504,942

Mutual Funds	12,956,795	—	—	12,956,795

Repurchase Agreement	—	2,400,917	—	2,400,917

Right	—	—	—	—

Total Assets	19,923,808	272,431,955		292,355,763

Liabilities:

Forward Currency Contracts	—	(1,718,764)	—	(1,718,764)

Futures Contracts	(28,435)	—	—	(28,435)

Total Liabilities	(28,435)	(1,718,764)	—	(1,747,199)

Total	$19,895,373	$270,713,191	$—	$290,608,564

Amounts designated as “ — ”, which may include fair valued securities, are zero or have been rounded to zero.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or a qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the Fund enters into a forward foreign currency contract, it is exposed to risks from unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contract may be unable to meet their obligations under the contract.

Forward foreign currency contracts, if any, are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) from forward foreign currency contracts,” and in the Statement of

2009 Annual Report 25

Notes to Financial Statements (Continued)
December 31, 2009

Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

(d)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund translates foreign currency transactions into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. The fluctuations are included in the net realized and unrealized gain or loss shown on the Statement of Operations.

(e)	Futures Contracts

The Fund is subject to equity price risk, credit risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into financial futures contracts (“futures contracts”) to gain exposure to, or hedge against changes in, the value of equities, the value of fixed income securities, interest rates or foreign currencies. The Fund may also enter into futures contracts for non-hedging purposes. If the Fund does so, the aggregate initial margin and premiums required to enter into and maintain futures contracts may not exceed 5% of the value of the Fund’s net assets after taking into account unrealized profits and unrealized losses on such futures contracts.

Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value/market value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. Futures contracts involve minimal counterparty credit risk to the Fund because futures contracts are exchange-traded, and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees futures contacts against defaults.

Futures contracts, if any, are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures.”

The Fund is subject to the provisions of FASB ASC, “Derivatives and Hedging” (ASC 815) (formerly known as Statement of Financial Accounting Standards 161). The standard requires enhanced disclosure about an entity’s derivative and hedging activities. The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2009.

26 Annual Report 2009

Fair Values of Derivative Instruments as of December 31, 2009

Derivatives not accounted for as hedging instruments under ASC 815

Statement of Assets & Liabilities Location
Assets:	Asset Derivatives	Fair Value

Foreign exchange contracts	Receivables	$2,504,942

Equity Contracts*	Receivables, Net Assets — Unrealized appreciation	—

Total		$2,504,942

Liabilities:	Liability Derivatives

Foreign exchange contracts	Payables	$(1,718,764)

Equity Contracts*	Payables, Net Assets — Unrealized depreciation	(28,435)

Total		$(1,747,199)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Statement of Investments. Only current day’s variation margin is reported within Statement of Assets & Liabilities.

Amounts designated as “—” are zero or have been rounded to zero

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009

Realized Gain (Loss)

		Forward Foreign
Risk Exposure	Futures	Currency Contacts	Total

Foreign exchange contracts	$—	$(418,689)	$(418,689)

Equity Contracts	(2,594,918)	—	(2,594,918)

Total	$(2,594,918)	$(418,689)	$(3,013,607)

Amounts designated as “—” are zero or have been rounded to zero

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Operations for the Year Ended December 31, 2009

Unrealized Appreciation/(Depreciation)

		Forward Foreign
Risk Exposure	Futures	Currency Contacts	Total

Foreign exchange contracts	$—	$406,407	$406,407

Equity Contracts	(23,413)	—	(23,413)

Total	$(23,413)	$406,407	$382,994

Amounts designated as “—” are zero or have been rounded to zero.

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the year ended December 31, 2009

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

2009 Annual Report 27

Notes to Financial Statements (Continued)
December 31, 2009

(g)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that (1) the borrower deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2009, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral

$2,286,117	$2,400,917

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(i)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the

28 Annual Report 2009

technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund is based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Subadvisors

- JPMorgan Investment Management, Inc.

- AllianceBernstein L.P.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

Up to $500 million	0.75%

$500 million up to $2 billion	0.70%

$2 billion or more	0.65%

From these fees, pursuant to the subadvisory agreement, NFA paid the subadviser $631,689 for the year ended December 31, 2009.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend

2009 Annual Report 29

Notes to Financial Statements (Continued)
December 31, 2009

Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, Class III and Class VI and 0.20% of the average daily net assets of Class IV shares of the Fund..

For the year ended December 31, 2009, NFS received $231,050 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $745.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25%.

4. Short-term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III and Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III and Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III and Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage

30 Annual Report 2009

commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III and Class VI shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amounts of:

Class	Amount

Class III	$1,086

Class VI	$3,725

For the year ended December 31, 2008, the Fund had contributions to capital due to the collection of redemption fees in the amounts of:

Class	Amount

Class III	$4,450

Class VI	$6,102

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $244,334,614 and sales of $270,047,309 (excluding short-term securities).

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

2009 Annual Report 31

Notes to Financial Statements (Continued)
December 31, 2009

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$5,742,986	$—	$5,742,986	$—	$5,742,986

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$18,864,485	$35,428,814	$54,293,299	$2,219,972	$56,513,271

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$521,666	$—	$521,666	$—	$(156,774,940)	$5,025,193	$(151,228,081)

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to wash sales and adjustments for passive foreign investment companies.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized		Appreciation/
Tax Cost of Securities	Appreciation	Unrealized Depreciation	(Depreciation)

$284,804,730	$24,761,374	$(19,715,283)	$5,046,091

32 Annual Report 2009

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contributions:

Amount	Expires

$38,857,217	2016

$113,252,556	2017

As of December 31, 2009, for Federal income tax purposes, the Fund has capital loss carry forwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger:

	Amount	Expires

Market Street International	$1,888,861	2011

Market Street International	$597,248	2013

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2009, the Fund deferred to January 1, 2010 post-October capital losses in the amount of $2,179,058.

10. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

2009 Annual Report 33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager International Value Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

34 Annual Report 2009

Supplemental Information
(Unaudited)

Other Federal Tax Information

The Fund has derived net income from sources within foreign countries. As of December 31, 2009, the foreign source income for the Fund was $5,040,408 or $0.17 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2009, the foreign tax credit for the Fund was $267,118 or $0.01 per outstanding share.

2009 Annual Report 35

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

36 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

2009 Annual Report 37

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

38 Annual Report 2009

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2009 Annual Report 39

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

40 Annual Report 2009

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NVIT Investor Destinations Aggressive Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

10	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

22	Report of Independent Registered Public Accounting Firm

23	Supplemental Information

24	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-ID-AG (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Investor Destinations Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and initial public offerings (IPOs).

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free

2 Annual Report 2009

float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Russell Midcap® Index: An unmanaged index that represents the mid-capitalization segment of the U.S. equity universe; comprises the smallest 800 U.S. companies in the Russell 1000® Index, which measures the performance of the stocks of the largest 1,000 U.S. companies, based on market capitalization.

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice. Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Variable Insurance Trust Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Fund Advisors.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is affiliated with Nationwide Fund Advisors.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Investor Destinations Aggressive Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Investor Destinations Aggressive Fund (Class II at NAV) returned 27.21% versus 25.48% for its composite benchmark, which consists of 95% Standard & Poor’s 500® (S&P 500) Index and 5% Barclays Capital (BARCAP) U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Global Core Funds (consisting of 53 funds as of December 31, 2009) was 33.08% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, all five underlying investments within the Fund posted positive returns. The NVIT S&P 500 Index Fund and the NVIT International Index Fund (with allocations within the Fund of approximately 40% and 30%, respectively) provided the most positive relative returns for the Fund, gaining 26.19% and 29.07%, respectively, during the reporting period. All 10 sectors within the S&P 500 Index recorded positive returns during the reporting period; the information technology sector led the way with 61.71%. A strong rebound in international developed market stocks propelled the NVIT International Index Fund to a respectable gain. All of the 21 country markets tracked by the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index produced gains during the reporting period. Norway was the largest contributor, posting a return of 87.1%, followed by Australia, with 76.4%, and Singapore, with 74.0%.

What areas of investment detracted from Fund performance?

The smallest relative contributions to the Fund came from the NVIT Small Cap Index Fund’s return of 26.95% and the NVIT Bond Index Fund’s return of 5.77% (with allocations within the Fund of approximately 10% and 5%, respectively). All but one of the 10 sectors represented within the Russell 2000® Index (a measure of small-capitalization stocks) posted positive returns, led by the consumer discretionary sector, with 62.8%. Most sectors within the BARCAP U.S. Aggregate Bond Index posted positive returns; the leading component was corporate bonds, which returned 27.58%.

What is your outlook for the near term?

In considering the markets ahead of us, we think a look back is instructive. We witnessed two very different market environments during the reporting period. January through early March was characterized by the continued deterioration of financial and economic conditions on a global scale that was experienced in 2008. Virtually all equity markets declined dramatically, and investor selling was largely indiscriminate as investors fled from nearly all asset classes with the exception of U.S. Treasury bonds. In March 2009, however, global equity markets began rallying on the back of new initiatives from the U.S. government, improving economic data and strengthening corporate earnings. We believe the current rally should lead to a return of a more normal market environment, at least as viewed from a historical perspective. Market volatility levels appear to have subsided, liquidity appears to have increased in the credit markets, and investor confidence seems to have improved.

2009 Annual Report 5

NVIT Investor Destinations
Aggressive Fund
Continued

The table below lists the target allocation as of December 31, 2009, for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period.

NVIT Investor Destinations Aggressive Fund
Performance of Underlying Investments for Periods Ended December 31, 2009

			1-year	5-year	Since	Inception
Asset Class	Underlying Investment	Allocation*	Return	Return	Inception	Date

Large-Cap Stocks	NVIT S&P 500 Index Fund	40%	26.19%	N/A	-2.47%	4/28/2006

International Stocks	NVIT International Index Fund	30%	29.07%	N/A	-3.13%	4/28/2006

Mid-Cap Stocks	NVIT Mid Cap Index Fund	15%	36.96%	N/A	-0.77%	4/28/2006

Small-Cap Stocks	NVIT Small Cap Index Fund	10%	26.95%	N/A	-8.35%	10/12/2007

Bonds	NVIT Bond Index Fund	5%	5.77%	N/A	5.30%	10/12/2007

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class Y shares for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized.

*	Target allocations for each underlying investment are as of December 31, 2009. Day-to-day market activity will likely cause the Fund’s asset allocations to fluctuate from the stated target. Under ordinary circumstances, the Adviser will periodically rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

6 Annual Report 2009

Fund Performance	NVIT Investor Destinations Aggressive Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	5 Yr.	Inception[2]

Class II3	27.21%	1.43%	3.64%

Class VI4	27.37%	1.46%	3.67%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on December 12, 2001.

[3]	As of April 30, 2004, all existing shares were designated Class II shares.

[4]	These returns were achieved prior to the creation of Class VI (April 30, 2004) shares and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Expense Ratios

Expense
Ratio*

Class II	0.86%

Class VI	0.86%

*	Current effective prospectus. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Nationwide NVIT Investor Destinations Aggressive Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index)(a), S&P 500 Index(b), the Aggressive Composite Index(c) and The Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(c)	The Aggressive Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Aggressive Composite is a combination of the S&P 500 Index (95%) and the Barclays Capital U.S. Aggregate Bond Index (5%).

(d)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 7

Shareholder	NVIT Investor Destinations Aggressive Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
NVIT Investor Destinations			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Aggressive Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a,b]	07/01/09 - 12/31/09[a,b]

Class II Shares	Actual		1,000.00	1,214.90	3.13	0.56
	Hypothetical	[c]	1,000.00	1,022.38	2.85	0.56

Class VI Shares	Actual		1,000.00	1,216.20	3.07	0.55
	Hypothetical	[c]	1,000.00	1,022.43	2.80	0.55

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expenses table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

8 Annual Report 2009

Portfolio Summary	NVIT Investor Destinations Aggressive Fund
December 31, 2009

Asset Allocation

Equity Funds	95.1%
Fixed Income Fund	5.0%
Liabilities in excess of other assets	(0	.1)%

	100.0%

Top Holdings†

NVIT S&P 500 Index Fund, Class Y	39.8%
NVIT International Index Fund, Class Y	23.6%
NVIT Mid Cap Index Fund, Class Y	14.9%
NVIT Small Cap Index Fund, Class Y	10.0%
Nationwide International Index Fund, Institutional Class	6.7%
NVIT Bond Index Fund, Class Y	5.0%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 9

Statement of Investments
December 31, 2009

NVIT Investor Destinations Aggressive Fund

Mutual Funds 100.1% (a)

	Shares	Market Value

Equity Funds 95.1%
Nationwide International Index Fund, Institutional Class	4,656,684	$32,969,321
NVIT International Index Fund, Class Y	14,422,165	117,107,982
NVIT Mid Cap Index Fund, Class Y	4,982,208	73,836,318
NVIT S&P 500 Index Fund, Class Y	25,496,541	197,343,227
NVIT Small Cap Index Fund, Class Y	6,585,171	49,652,187

Total Equity Funds (cost $585,763,627)		470,909,035

Fixed Income Fund 5.0%
NVIT Bond Index Fund, Class Y	2,424,324	24,752,349
(cost $24,379,468)

Total Mutual Funds (cost $610,143,095)		495,661,384

Total Investments (cost $610,143,095) (b) — 100.1%		495,661,384

Liabilities in excess of other assets — (0.1)%		(285,107)

NET ASSETS — 100.0%		$495,376,277

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2009

Statement of Assets and Liabilities
December 31, 2009

NVIT
Investor Destinations
Aggressive Fund

Assets:
Investments in affiliated funds, at value (cost $610,143,095)	$495,661,384
Cash	1
Receivable for investments sold	1,687,830
Receivable for capital shares issued	20,573
Prepaid expenses and other assets	1,646

Total Assets	497,371,434

Liabilities:
Payable for capital shares redeemed	1,708,403
Accrued expenses and other payables:
Investment advisory fees	54,863
Distribution fees	105,508
Administrative services fees	66,652
Accounting and transfer agent fees	760
Trustee fees	4,393
Custodian fees	2,849
Compliance program costs (Note 3)	2,975
Professional fees	19,850
Printing fees	20,019
Other	8,885

Total Liabilities	1,995,157

Net Assets	$495,376,277

Represented by:
Capital	$619,043,954
Accumulated undistributed net investment income	3,230,422
Accumulated net realized losses from investment transactions	(12,416,388)
Net unrealized appreciation/(depreciation) from investments in affiliated funds	(114,481,711)

Net Assets	$495,376,277

Net Assets:
Class II Shares	$487,859,620
Class VI Shares	7,516,657

Total	$495,376,277

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	59,253,443
Class VI Shares	918,093

Total	60,171,536

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$8.23
Class VI Shares	$8.19

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statement of Operations
For the Year Ended December 31, 2009

NVIT
Investor Destinations Aggressive Fund

INVESTMENT INCOME:
Dividend income from affiliated funds	$10,609,964

Total Income	10,609,964

EXPENSES:
Investment advisory fees	584,470
Distribution fees Class II Shares	1,109,920
Distribution fees Class VI Shares	14,071
Administrative services fees Class II Shares	665,971
Administrative services fees Class VI Shares	8,442
Professional fees	71,845
Printing fees	33,195
Trustee fees	15,176
Custodian fees	15,682
Accounting and transfer agent fees	2,324
Compliance program costs (Note 3)	6,251
Other	26,717

Total expenses before earnings credit	2,554,064

Earnings credit (Note 5)	(6)

Net Expenses	2,554,058

NET INVESTMENT INCOME	8,055,906

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from affiliated funds	2,209,255
Net realized losses from investment transactions with affiliated funds	(44,940,553)

Net realized losses from investment transactions with affiliated funds	(42,731,298)
Net change in unrealized appreciation/(depreciation) from investments in affiliated funds	146,666,370

Net realized/unrealized gains from affiliated funds investments	103,935,072

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$111,990,978

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statements of Changes in Net Assets

	NVIT Investor Destinations
	Aggressive Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$8,055,906	$10,434,822
Net realized gains/(losses) from investment	(42,731,298)	13,308,341
Net change in unrealized appreciation/(depreciation) from investments	146,666,370	(295,572,804)

Change in net assets resulting from operations	111,990,978	(271,829,641)

Distributions to Shareholders From:
Net investment income:
Class II	(4,778,905)	(12,818,974)
Class VI	(55,639)	(180,634)
Net realized gains:
Class II	(25,084,487)	(105,725,282)
Class VI	(276,769)	(1,388,207)

Change in net assets from shareholder distributions	(30,195,800)	(120,113,097)

Change in net assets from capital transactions	(31,739,342)	61,073,393

Change in net assets	50,055,836	(330,869,345)

Net Assets:
Beginning of year	445,320,441	776,189,786

End of year	$495,376,277	$445,320,441

Accumulated undistributed net investment income at end of year	$3,230,422	$–

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$15,467,225	$34,063,023
Dividends reinvested	29,863,392	118,544,256
Cost of shares redeemed	(77,952,892)	(88,797,307)

Total Class II	(32,622,275)	63,809,972

Class VI Shares
Proceeds from shares issued	3,264,934	2,774,653
Dividends reinvested	332,408	1,568,841
Cost of shares redeemed (a)	(2,714,409)	(7,080,073)

Total Class VI	882,933	(2,736,579)

Change in net assets from capital transactions:	$(31,739,342)	$61,073,393

SHARE TRANSACTIONS:
Class II Shares
Issued	2,209,815	3,057,122
Reinvested	3,844,811	12,991,699
Redeemed	(10,639,793)	(8,262,611)

Total Class II Shares	(4,585,167)	7,786,210

Class VI Shares
Issued	435,551	234,433
Reinvested	43,157	172,359
Redeemed	(390,100)	(601,358)

Total Class VI Shares	88,608	(194,566)

Total change in shares	(4,496,559)	7,591,644

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Includes redemption fees — See Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Aggressive Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net
			Realized												Ratio of
			and										Ratio of	Ratio of Net	Expenses
	Net Asset		Unrealized										Expenses	Investment	(Prior to
	Value,	Net	Gains (Losses)	Total	Net	Net			Net Asset			Net Assets	to	Income	Reimbursements)
	Beginning	Investment	from	from	Investment	Realized	Total	Redemption	Value, End	Total		at End of	Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return		Period	Net Assets	Net Assets	Net Assets (a)	Turnover (b)

Class II Shares
Year Ended December 31, 2009 (c)	$6.89	0.13	1.71	1.84	(0.08)	(0.42)	(0.50)	–	$8.23	27.21%		$487,859,620	0.57%	1.79%	0.57%	11.13%
Year Ended December 31, 2008	$13.60	0.19	(4.68)	(4.49)	(0.23)	(1.99)	(2.22)	–	$6.89	(36	.84)%	$439,636,912	0.57%	1.67%	0.57%	21.38%
Year Ended December 31, 2007	$13.51	0.22	0.59	0.81	(0.27)	(0.45)	(0.72)	–	$13.60	5.96%		$762,322,072	0.56%	1.60%	0.56%	76.72%
Year Ended December 31, 2006	$11.97	0.20	1.78	1.98	(0.26)	(0.18)	(0.44)	–	$13.51	16.87%		$727,598,847	0.57%	1.56%	0.57%	7.82%
Year Ended December 31, 2005	$11.52	0.22	0.68	0.90	(0.22)	(0.23)	(0.45)	–	$11.97	7.93%		$577,843,437	0.56%	2.04%	0.56%	9.12%

Class VI Shares
Year Ended December 31, 2009 (c)	$6.85	0.14	1.70	1.84	(0.08)	(0.42)	(0.50)	–	$8.19	27.37%		$7,516,657	0.57%	1.89%	0.57%	11.13%
Year Ended December 31, 2008	$13.54	0.19	(4.66)	(4.47)	(0.23)	(1.99)	(2.22)	–	$6.85	(36	.89)%	$5,683,529	0.57%	1.55%	0.57%	21.38%
Year Ended December 31, 2007	$13.47	0.24	0.57	0.81	(0.29)	(0.45)	(0.74)	–	$13.54	5.97%		$13,867,714	0.55%	1.80%	0.55%	76.72%
Year Ended December 31, 2006	$11.96	0.20	1.77	1.97	(0.28)	(0.18)	(0.46)	–	$13.47	16.92%		$11,389,154	0.56%	1.72%	0.56%	7.82%
Year Ended December 31, 2005	$11.52	0.23	0.68	0.91	(0.24)	(0.23)	(0.47)	–	$11.96	7.95%		$7,302,958	0.51%	3.82%	0.51%	9.12%

(a)	There were no fee reductions during the period.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Aggressive Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

The Fund is constructed as a “fund of funds,” which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated and unaffiliated mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

The following are the Valuation policies of the Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

2009 Annual Report 15

Notes to Financial Statements (Continued)
December 31, 2009

Investments held by money market funds are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. A money market fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Underlying Funds value foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Underlying Funds fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Underlying Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

16 Annual Report 2009

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Mutual Funds	$495,661,384	$—	$—	$495,661,384

Total	$495,661,384	$—	$—	$495,661,384

Amounts designated as “—“are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty. As of December 31, 2009 the Fund did not hold any repurchase agreements.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(e)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

2009 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2009

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

All Assets	0.13%

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. The Fund does not pay a fee for these services.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging

18 Annual Report 2009

bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class II and Class VI of the Fund.

For the year ended December 31, 2009, NFS received $674,413 in Administrative Servicing fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $6,251.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25% of Class II and Class VI of the Fund.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management fees of the Underlying Funds and short-term investments the Underlying Funds hold. These expenses are deducted from each of the Underlying Fund’s net assets before their share prices are calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are spread among the Underlying Funds.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class VI shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $39 from Class VI.

For the year ended December 31, 2008, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $10,802 from Class VI.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $49,955,833 and sales of $101,607,466 (excluding short-term securities).

7. Portfolio Investment Risks From Underlying Funds

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$4,834,544	$25,361,256	$30,195,800	$—	$30,195,800

Amounts designated as “—” are zero or have been rounded to zero.

20 Annual Report 2009

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$16,408,178	$103,704,919	$120,113,097	$—	$120,113,097

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed
Undistributed	Long-Term			Accumulated	Unrealized	Total
Ordinary	Capital	Accumulated	Distributions	Capital and	Appreciation/	Accumulated Earnings
Income	Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$3,230,422	$—	$3,230,422	$—	$(11,043,278)	$(115,854,821)	$(123,667,677)

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$611,516,205	$368,438	$(116,223,259)	$(115,854,821)

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contributions:

Amount	Expires

$9,298,241	2017

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2009, the Fund deferred to January 1, 2010 post-October capital losses in the amount of $1,745,037.

10. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

2009 Annual Report 21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Investor Destinations Aggressive Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

22 Annual Report 2009

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 66.31%.

The Fund designates $25,361,256, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

2009 Annual Report 23

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

24 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

2009 Annual Report 25

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

26 Annual Report 2009

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2009 Annual Report 27

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

28 Annual Report 2009

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NVIT Investor Destinations Balanced Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

10	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statement of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

22	Report of Independent Registered Public Accounting Firm

23	Supplemental Information

24	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-ID-BAL (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Investor Destinations Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and initial public offerings (IPOs).

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of

2 Annual Report 2009

investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Variable Insurance Trust Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Fund Advisors.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC, Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is affiliated with Nationwide Fund Advisors.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Investor Destinations Balanced Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the nine-month period from March 25, 2009, through December 31, 2009, the NVIT Investor Destinations Balanced Fund (Class II at NAV) returned 23.15% versus 21.85% for its composite benchmark, which consists of 50% Standard & Poor’s 500® (S&P 500) Index, 30% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 20% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 181 funds as of December 31, 2009) was 29.85%. Lipper provides returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Lipper peer category is from March 31, 2009, through December 31, 2009.

What areas of investment provided the most positive relative returns for the Fund?

During the nine-month reporting period, the NVIT S&P 500 Index Fund and the NVIT International Index Fund (with allocations within the Fund of approximately 25% and 12%, respectively) provided the most positive relative returns for the Funds, gaining 41.99% and 52.14%, respectively. All 10 sectors within the S&P 500 Index recorded positive returns during the reporting period; the financials sector led the way with 64.62%. A strong rebound in international developed market stocks propelled the NVIT International Index Fund to a respectable gain. All but two of the 21 country markets tracked by the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index produced gains during the reporting period. Norway was the largest contributor, posting a return of 87.1%, followed by Australia, with 76.4%, and Singapore, with 74.0%.

What areas of investment detracted from Fund performance?

The smallest relative contributions to Fund performance came from the Nationwide Contract’s return of 2.80% and the NVIT Enhanced Income Fund’s return of 1.76% (with allocations within the Fund of approximately 7% each).

What is your outlook for the near term?

In considering the markets ahead of us, we think a look back is instructive. We witnessed a very different market environment during the nine-month reporting period. In March 2009, global equity markets began rallying on the back of new initiatives from the U.S. Government, improving economic data and strengthening corporate earnings. We believe the current rally should lead to a return of a more normal market environment, at least as viewed from a historical perspective. Market volatility levels appear to have subsided, liquidity appears to have increased in the credit markets, and investor confidence seems to have improved.

2009 Annual Report 5

NVIT Investor Destinations Balanced Fund
Continued

The table below lists the target allocation as of December 31, 2009, for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period.

NVIT Investor Destinations Balanced Fund
Performance of Underlying Investments for Periods Ended December 31, 2009

		Target	9-month	1-year	5-year	Since	Inception
Asset Class	Underlying Investment	Allocation*	Return	Return	Return	Inception	Date

Bonds	NVIT Bond Index Fund	30%	5.42%	5.77%	N/A	5.30%	10/12/2007
	Nationwide Contract	7%	2.80%	3.76%	3.85%	3.85%	3/30/2000
	NVIT Enhanced Income Fund	7%	1.76%	2.70%	N/A	3.01%	4/19/2007

Large-Cap Stocks	NVIT S&P 500 Index Fund	25%	41.99%	26.19%	N/A	-2.47%	4/28/2006

International Stocks	NVIT International Index Fund	12%	52.14%	29.07%	N/A	-3.13%	4/28/2006

Mid-Cap Stocks	NVIT Mid Cap Index Fund	10%	50.09%	36.96%	N/A	-0.77%	4/28/2006

Money Market	NVIT Money Market Fund	6%	0.03%	0.09%	N/A	5.30%	4/28/2006

Small-Cap Stocks	NVIT Small Cap Index Fund	3%	49.54%	26.95%	N/A	-8.35%	10/12/2007

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class Y shares for each underlying investment except the Nationwide Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized.

*	Target allocations for each underlying investment are as of December 31, 2009. Day-to-day market activity will likely cause the Fund’s asset allocations to fluctuate from the stated target. Under ordinary circumstances, the Adviser will periodically rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

6 Annual Report 2009

Fund Performance	NVIT Investor Destinations Balanced Fund

Average Annual Total Return1
For periods ended December 31, 2009

Inception[2]

Class II	23.15%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 25, 2009.

Expense Ratios

Expense
Ratio*

Class II	0.97%

*	Current effective prospectus. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Balanced Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (a), the S&P 500 Index (b), the Citigroup 3-Month T-Bill Index (c), the Balanced Composite Index (d), and the Consumer Price Index (CPI)(e). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Balanced Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Balanced Composite is a combination of Barclays Capital U.S. Aggregate Bond Index (20%), S&P 500 Index (70%), and Citigroup 3-Month T-Bill Index (10%).

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 7

Shareholder	NVIT Investor Destinations Balanced Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value($)	Account Value($)	During Period ($)	During Period (%)
NVIT Investor Destinations Balanced Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a,b]	07/01/09 - 12/31/09[a,b]

Class II Shares	Actual		1,000.00	1,123.40	3.53	0.66
	Hypothetical	[c]	1,000.00	1,021.88	3.36	0.66

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

8 Annual Report 2009

Portfolio Summary	NVIT Investor Destinations Balanced Fund
December 31, 2009

Asset Allocation

Equity Funds	50.2%
Fixed Income Funds	37.8%
Fixed Contract	7.9%
Money Market Fund	4.2%
Liabilities in excess of other assets	(0	.1)%

	100.0%

Top Holdings†

NVIT Bond Index Fund, Class Y	29.9%
NVIT S&P 500 Index Fund, Class Y	25.2%
NVIT International Index Fund, Class Y	12.0%
NVIT Mid Cap Index Fund, Class Y	9.9%
NVIT Enhanced Income Fund, Class Y	7.8%
Nationwide Fixed Contract	7.9%
NVIT Money Market Fund, Class Y	4.2%
NVIT Small Cap Index Fund, Class Y	3.1%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 9

Statement of Investments
December 31, 2009

NVIT Investor Destinations Balanced Fund

Mutual Funds 92.2% (a)

	Shares	Market Value

Equity Funds 50.2%
NVIT International Index Fund, Class Y	913,126	$7,414,583
NVIT Mid Cap Index Fund, Class Y	411,779	6,102,560
NVIT S&P 500 Index Fund, Class Y	2,007,712	15,539,690
NVIT Small Cap Index Fund, Class Y	248,696	1,875,165

Total Equity Funds (cost $28,888,386)		30,931,998

Fixed Income Funds 37.8%
NVIT Bond Index Fund, Class Y	1,802,887	18,407,478
NVIT Enhanced Income Fund, Class Y	485,235	4,847,501

Total Fixed Income Funds (cost $23,370,248)		23,254,979

Money Market Fund 4.2%
NVIT Money Market Fund, Class Y, 0.00% (b) (cost $2,573,390)	2,573,390	2,573,390

Total Mutual Funds (cost $54,832,024)		56,760,367

Fixed Contract 7.9% (a)

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.75% (c)	$4,844,044	$4,844,044

Total Fixed Contract (cost $4,844,044)		4,844,044

Total Investments
(cost $59,676,068) (d) — 100.1%		61,604,411

Liabilities in excess of other assets — (0.1)%		(52,785)

NET ASSETS — 100.0%		$61,551,626

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of December 31, 2009.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2009

Statement of Assets and Liabilities
December 31, 2009

NVIT Investor
Destinations
Balanced Fund

Assets:
Investments in affiliated funds, at value (cost $59,676,068)	$61,604,411
Receivable for capital shares issued	2,534,292
Receivable from adviser	1,074

Total Assets	64,139,777

Liabilities:
Payable for investments purchased	2,356,798
Payable for capital shares redeemed	100
Cash overdraft (Note 2)	177,393
Accrued expenses and other payables:
Investment advisory fees	6,020
Distribution fees	11,578
Administrative services fees	25,333
Accounting and transfer agent fees	731
Trustee fees	317
Custodian fees	238
Compliance program costs (Note 3)	442
Professional fees	1,645
Printing fees	5,316
Other	2,240

Total Liabilities	2,588,151

Net Assets	$61,551,626

Represented by:
Capital	$59,529,349
Accumulated undistributed net investment income	2,989
Accumulated net realized gains from investment transactions	90,945
Net unrealized appreciation/(depreciation) from investments in affiliated funds	1,928,343

Net Assets	$61,551,626

Net Assets:
Class II Shares	$61,551,626

Total	$61,551,626

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	5,117,419

Total	5,117,419

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$12.03

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statement of Operations
For the Period Ended December 31, 2009

NVIT Investor Destinations
Balanced Fund (a)

INVESTMENT INCOME:
Interest income from affiliated funds	$45,175
Dividend income from affiliated funds	571,505

Total Income	616,680

EXPENSES:
Investment advisory fees	21,955
Distribution fees Class II Shares	42,221
Administrative services fees Class II Shares	25,333
Professional fees	9,057
Printing fees	23,221
Trustee fees	463
Custodian fees	590
Accounting and transfer agent fees	1,819
Compliance program costs (Note 3)	445
Other	2,545

Total expenses before earnings credit and expenses reimbursed	127,649
Earnings credit (Note 4)	(1)
Expenses reimbursed by adviser (Note 3)	(14,393)

Net Expenses	113,255

NET INVESTMENT INCOME	503,425

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from affiliated funds	97,611
Net realized gains from investment transactions with affiliated funds	406,475

Net realized gains from investment transactions with affiliated funds	504,086

Net change in unrealized appreciation/(depreciation) from investments with affiliated funds	1,928,343

Net realized/unrealized gains from affiliated fund investments	2,432,429

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,935,854

(a)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statement of Changes in Net Assets

NVIT Investor
Destinations
Balanced Fund

Period Ended
December 31,
2009 (a)
Operations:
Net investment income	$503,425
Net realized gains from investments	504,086
Net change in unrealized appreciation from investments	1,928,343

Change in net assets resulting from operations	2,935,854

Distributions to Shareholders From:
Net investment income:
Class II	(508,128)
Net realized gains:
Class II	(407,058)

Change in net assets from shareholder distributions	(915,186)

Change in net assets from capital transactions	59,530,958

Change in net assets	61,551,626

Net Assets:
Beginning of period	–

End of period	$61,551,626

Accumulated undistributed net investment income at end of period	$2,989

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$60,155,263
Dividends reinvested	915,186
Cost of shares redeemed	(1,539,491)

Total Class II	59,530,958

Change in net assets from capital transactions	$59,530,958

SHARE TRANSACTIONS:
Class II Shares
Issued	5,169,381
Reinvested	76,381
Redeemed	(128,344)

Total Class II Shares	5,117,418

Total change in shares	5,117,418

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Balanced Fund

		Operations			Distributions					Ratios / Supplemental Data

Ratio of
			Net Realized									Ratio of Net	Expenses
	Net Asset		and								Ratio of	Investment	(Prior to
	Value,	Net	Unrealized	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	Gains from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	of Period	Net Assets (b)	Net Assets (b)	Net Assets (b)(c)	Turnover
Class II Shares
Period Ended December 31, 2009 (d)(e)	$10.00	0.27	2.04	2.31	(0.19)	(0.09)	(0.28)	$12.03	23.15%	$61,551,626	0.66%	2.94%	0.75%	14.53%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Per share calculations were performed using average shares method.
(e)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Balanced Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

The Fund is constructed as a “fund of funds,” which means that the Fund pursues its investment objective by allocating the Fund’s investments primarily among other mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Fund also invests in a non-registered Fixed Interest Contract (“Fixed Interest Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset values (“NAV“s) as reported by the Underlying Funds.

The following are the Valuation policies of the Underlying Funds.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short

2009 Annual Report 15

Notes to Financial Statements (Continued)
December 31, 2009

term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Investments held by money market funds are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. A money market fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Underlying Funds value foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Underlying Funds fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Underlying Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Fund a fixed rate of interest. The fixed interest rate is a minimum of 3.50% (on an annual basis), but may be higher and is currently adjusted on a quarterly basis. During the year ended December 31, 2009, the rate ranged from 3.75% to 3.80%. Because the contract is guaranteed by Nationwide Life, assuming no default, the Fund receives no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions the Fund’s performance may be hurt by its investment in the Nationwide Fixed Contract, Nationwide Fund Advisors (“NFA”) believes that the relatively stable nature of the Nationwide Fixed Contract should reduce the Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. Under most circumstances, the fixed interest contract is valued at par value each day, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: prior day’s par value; prior day’s interest accrued (par multiplied by guaranteed fixed rate); and current day net purchase or redemption.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands

16 Annual Report 2009

disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Mutual Fund	$56,760,367	$—	$—	$56,760,367

Fixed Contract	—	4,844,044	—	4,844,044

Total	$56,760,367	$4,844,044	$—	$61,604,411

Amounts designated as “—” are zero.

* See Statement of Investments for identification of securities by type and industry classification.

(b)	Cash Overdraft

As of December 31, 2009, the Fund had an overdrawn balance of $177,393 with its custodian bank, JPMorgan Chase Bank, N.A. To offset the overdraft, JPMorgan Chase Bank, N.A. advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan Chase Bank, N.A. under the custody agreement. This advance is separate from, and was not made pursuant to, the Credit Agreement discussed in Note 4.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for

2009 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2009

federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(e)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

All assets	0.13%

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding 0.28% for all share classes until at least April 30, 2010.

18 Annual Report 2009

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

As of December 31, 2009, the cumulative potential reimbursements for the period from March 25, 2009 through December 31, 2009 in which NFA waived or reimbursed fees or expenses to the Fund are $14,393.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. The Fund does not pay a fee for these services.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund. For the period ended December 31, 2009, NFS received $25,333 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the period ended December 31, 2009, the Fund’s portion of such costs amounted to $445.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25% of Class II shares of the Fund.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management fees of the Underlying Funds and short-term investments the Underlying Funds hold. These expenses are deducted from each of the Underlying Fund’s net assets before their share prices are calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are spread among the Underlying Funds.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the period ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

For the period ended December 31, 2009, the Fund had purchases of $58,849,888 and sales of $3,293,513 (excluding short-term securities).

6. Portfolio Investment Risks from Underlying Funds

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

20 Annual Report 2009

8. Federal Tax Information

The tax character of distributions paid during the period ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$837,018	$78,168	$915,186	$—	$915,186

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	and Other Losses	(Depreciation)*	(Deficit)

$80,598	$13,336	$93,934	$—	$—	$1,928,343	$2,022,277

Amounts designated as “—” are zero or have been rounded to zero.

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to wash sales.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$59,676,068	$2,043,611	$(115,268)	$1,928,343

9. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

2009 Annual Report 21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Investor Destinations Balanced Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009 and the results of its operations, the changes in its net assets and the financial highlights for the period March 25, 2009 (commencement of operations) through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the underlying funds’ transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

22 Annual Report 2009

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporation is 18.66%.

The Fund designates $78,168, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

2009 Annual Report 23

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

24 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

2009 Annual Report 25

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

26 Annual Report 2009

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2009 Annual Report 27

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

28 Annual Report 2009

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NVIT Investor Destinations Capital Appreciation Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

11	Statement of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statement of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information

25	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-ID-CAP (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Investor Destinations Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and initial public offerings (IPOs).

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of

2 Annual Report 2009

investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Citigroup 3-Month Treasury Bill (T-Bill) Index:  An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Variable Insurance Trust Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Fund Advisors.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is affiliated with Nationwide Fund Advisors.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Investor Destinations Capital

Appreciation Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the nine-month period from March 25, 2009, through December 31, 2009, the NVIT Investor Destinations Capital Appreciation Fund (Class II at NAV) returned 31.81% versus 29.85% for its composite benchmark, which consists of 70% Standard & Poor’s 500® (S&P 500) Index, 20% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 10% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s Variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 220 funds as of December 31, 2009) was 33.22%. Lipper provides returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Lipper peer category is from March 31, 2009, through December 31, 2009.

What areas of investment provided the most positive relative returns for the Fund?

During the nine-month reporting period, the NVIT S&P 500 Index Fund and the NVIT International Index Fund (with allocations within the Fund of approximately 32% and 20%, respectively) provided the most positive relative returns for the Fund, gaining 41.99% and 52.14%, respectively. All 10 sectors within the S&P 500 Index recorded positive returns during the reporting period; the financials sector led the way with 64.62%). A strong rebound in international developed market stocks propelled the NVIT International Index Fund to a respectable gain. All but two of the 21 country markets tracked by the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index produced gains during the reporting period. Norway was the largest contributor, posting a return of 87.1%, followed by Australia, with 76.4%, and Singapore, with 74.0%.

What areas of investment detracted from Fund performance?

The smallest relative contributions to the Fund came from the Nationwide Contract’s return of 2.80% and the NVIT Enhanced Income Fund’s return of 1.76% (with allocations within the Fund of approximately 3.5% each).

What is your outlook for the near term?

In considering the markets ahead of us, we think a look back is instructive. We witnessed a very different market environment during the nine-month reporting period. In March 2009, global equity markets began rallying on the back of new initiatives from the U.S. Government, improving economic data and strengthening corporate earnings. We believe the current rally should lead to a return of a more normal market environment, at least as viewed from a historical perspective. Market volatility levels appear to have subsided, liquidity appears to have increased in the credit markets, and investor confidence seems to have improved.

2009 Annual Report 5

NVIT Investor Destinations Capital
Appreciation Fund
Continued

The table below lists the target allocation as of December 31, 2009, for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period.

NVIT Investor Destinations Capital Appreciation Fund
Performance of Underlying Investments for Periods Ended December 31, 2009

		Target	9-month	1-year	5-year	Since	Inception
Asset Class	Underlying Investment	Allocation*	Return	Return	Return	Inception	Date

Large-Cap Stocks	NVIT S&P 500 Index Fund	32%	41.99%	26.19%	N/A	-2.47%	4/28/2006

International Stocks	NVIT International Index Fund	20%	52.14%	29.07%	N/A	-3.13%	4/28/2006

Bonds	NVIT Bond Index Fund	20%	5.42%	5.77%	N/A	5.30%	10/12/2007
	Nationwide Contract	3.5%	2.80%	3.76%	3.78%	4.21%	3/30/2000
	NVIT Enhanced Income Fund	3.5%	1.76%	2.70%	N/A	3.01%	4/19/2007

Mid-Cap Stocks	NVIT Mid Cap Index Fund	13%	50.09%	36.96%	N/A	-0.77%	4/28/2006

Small-Cap Stocks	NVIT Small Cap Index Fund	5%	49.54%	26.95%	N/A	-8.35%	10/12/2007

Money Market	NVIT Money Market Fund	3%	0.03%	0.09%	N/A	5.30%	4/28/2006

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class Y shares for each underlying investment except the Nationwide Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized.

*	Target allocations for each underlying investment are as of December 31, 2009. Day-to-day market activity will likely cause the Fund’s asset allocations to fluctuate from the stated target. Under ordinary circumstances, the Adviser will periodically rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

6 Annual Report 2009

Fund Performance	NVIT Investor Destinations Capital

Appreciation Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

Inception[2]

Class II	31.81%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 25, 2009.

Expense Ratios

Expense
Ratio*

Class II	0.96%

*	Current effective prospectus. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Capital Appreciation Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (a), the S&P 500 Index (b), the Citigroup 3-Month T-Bill Index (c), the Capital Appreciation Composite Index (d), and the Consumer Price Index (CPI)(e). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

2009 Annual Report 7

Fund Performance	NVIT Investor Destinations Capital

Continued	Appreciation Fund

(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Balanced Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Balanced Composite is a combination of Barclays Capital U.S. Aggregate Bond Index (30%), S&P 500 Index (50%), and Citigroup 3-Month T-Bill Index (20%).

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

8 Annual Report 2009

Shareholder	NVIT Investor Destinations Capital Appreciation Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 December 31, 2009

NVIT Investor			Beginning	Ending	Expenses Paid	Expense Ratio
Destinations Capital			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Appreciation Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a,b]	07/01/09 - 12/31/09[a,b]

Class II Shares	Actual		1,000.00	1,164.50	3.27	0.60
	Hypothetical	[c]	1,000.00	1,022.18	3.06	0.60

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 9

Portfolio Summary	NVIT Investor Destinations Capital Appreciation Fund
December 31, 2009

Asset Allocation

Equity Funds	70.1%
Fixed Income Funds	24.0%
Fixed Contract	4.0%
Money Market Fund	2.0%
Liabilities in excess of other assets	(0	.1)%

	100.0%

Top Holdings†

NVIT S&P 500 Index Fund, Class Y	31.9%
NVIT International Index Fund, Class Y	20.2%
NVIT Bond Index Fund, Class Y	20.0%
NVIT Mid Cap Index Fund, Class Y	12.9%
NVIT Small Cap Index Fund, Class Y	5.0%
Nationwide Fixed Contract	4.0%
NVIT Enhanced Income Fund, Class Y	4.0%
NVIT Money Market Fund, Class Y	2.0%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2009

Statement of Investments
December 31, 2009

NVIT Investor Destinations Capital Appreciation Fund

Mutual Funds 96.1% (a)

	Shares	Market Value

Equity Funds 70.1%
NVIT International Index Fund, Class Y	2,925,074	$23,751,603
NVIT Mid Cap Index Fund, Class Y	1,024,362	15,181,044
NVIT S&P 500 Index Fund, Class Y	4,837,104	37,439,188
NVIT Small Cap Index Fund, Class Y	788,408	5,944,594

Total Equity Funds (cost $77,081,301)		82,316,429

Fixed Income Funds 24.0%
NVIT Bond Index Fund, Class Y	2,297,012	23,452,496
NVIT Enhanced Income Fund, Class Y	468,689	4,682,204

Total Fixed Income Funds (cost $28,301,037)		28,134,700

Money Market Fund 2.0%
NVIT Money Market Fund, Class Y, 0.00% (b) (cost $2,352,641)	2,352,641	2,352,641

Total Mutual Funds (cost $107,734,979)		112,803,770

Fixed Contract 4.0% (a)

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.75% (c)	$4,716,740	4,716,740

Total Fixed Contract (cost $4,716,740)		4,716,740

Total Investments (cost $112,451,719) (d) — 100.1%		117,520,510

Liabilities in excess of other assets — (0.1)%		(97,619)

NET ASSETS — 100.0%		$117,422,891

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of December 31, 2009.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statement of Assets and Liabilities
December 31, 2009

NVIT Investor
Destinations Capital
Appreciation Fund

Assets:
Investments in affiliated funds, at value (cost $112,451,719)	$117,520,510
Receivable for capital shares issued	827,063

Total Assets	118,347,573

Liabilities:
Payable for investments purchased	798,045
Payable for capital shares redeemed	73
Cash overdraft (Note 2)	28,945
Accrued expenses and other payables:
Investment advisory fees	11,830
Distribution fees	22,750
Administrative services fees	47,205
Accounting and transfer agent fees	736
Trustee fees	600
Custodian fees	436
Compliance program costs (Note 3)	856
Professional fees	3,009
Printing fees	5,831
Other	4,366

Total Liabilities	924,682

Net Assets	$117,422,891

Represented by:
Capital	$112,099,819
Accumulated net realized gains from investment transactions	254,281
Net unrealized appreciation/(depreciation) from investments in affiliated funds	5,068,791

Net Assets	$117,422,891

Net Assets:
Class II Shares	$117,422,891

Total	$117,422,891

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	9,092,228

Total	9,092,228

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$12.91

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statement of Operations
For the Period Ended December 31, 2009

NVIT Investor
Destinations Capital
Appreciation Fund (a)

INVESTMENT INCOME:
Interest income from affiliated funds	$42,069
Dividend income from affiliated funds	1,138,361

Total Income	1,180,430

EXPENSES:
Investment advisory fees	40,910
Distribution fees Class II Shares	78,674
Administrative services fees Class II Shares	47,205
Professional fees	11,680
Printing fees	12,485
Trustee fees	847
Custodian fees	1,039
Accounting and transfer agent fees	1,831
Compliance program costs (Note 3)	861
Other	4,830

Total expenses before earnings credit and expenses reimbursed	200,362
Earnings credit (Note 4)	(6)
Expenses reimbursed by adviser (Note 3)	(9,592)

Net Expenses	190,764

NET INVESTMENT INCOME	989,666

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from affiliated funds	210,004
Net realized gains from investment transactions with affiliated funds	641,961

Net realized gains from investment transactions with affiliated funds	851,965

Net change in unrealized appreciation/(depreciation) from investments with affiliated funds	5,068,791

Net realized/unrealized gains from affiliated funds investments	5,920,756

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,910,422

(a)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Statement of Changes in Net Assets

NVIT Investor
Destinations Capital
Appreciation Fund

Period Ended
December 31, 2009 (a)
Operations:
Net investment income	$989,666
Net realized gains from investments	851,965
Net change in unrealized appreciation from investments	5,068,791

Change in net assets resulting from operations	6,910,422

Distributions to Shareholders From:
Net investment income:
Class II	(1,001,208)
Net realized gains:
Class II	(588,716)

Change in net assets from shareholder distributions	(1,589,924)

Change in net assets from capital transactions	112,102,393

Change in net assets	117,422,891

Net Assets:
Beginning of period	–

End of period	$117,422,891

Accumulated undistributed net investment income at end of period	$–

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$112,472,717
Dividends reinvested	1,589,924
Cost of shares redeemed	(1,960,248)

Total Class II	112,102,393

Change in net assets from capital transactions:	$112,102,393

SHARE TRANSACTIONS:
Class II Shares
Issued	9,124,628
Reinvested	123,936
Redeemed	(156,336)

Total Class II Shares	9,092,228

Total change in shares	9,092,228

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Capital Appreciation Fund

		Operations			Distributions						Ratios/Supplemental Data

Ratio of
			Net Realized									Ratio of Net	Expenses
	Net Asset		and								Ratio of	Investment	(Prior to
	Value,	Net	Unrealized	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	Gains from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets	Net Assets (b)(c)	Turnover

Class II Shares
Period Ended December 31, 2009 (d)(e)	$10.00	0.30	2.87	3.17	(0.19)	(0.07)	(0.26)	$12.91	31.81%	$117,422,891	0.60%	3.10%	0.63%	9.87%

(a)	Not annualized for period less than one year.

(b)	Annualized for a period less than one year.

(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Per share calculations were performed using average shares method.
(e)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Capital Appreciation Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

The Fund is constructed as a “fund of funds,” which means that the Fund pursues its investment objective by allocating the Fund’s investments primarily among other mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Fund also invests in a non-registered Fixed Interest Contract (“Fixed Interest Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset values (“NAV“s) as reported by the Underlying Funds.

The following are the Valuation policies of the Underlying Funds

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short

16 Annual Report 2009

term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Investments held by money market funds are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. A money market fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Underlying Funds values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Underlying Funds fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Underlying Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Fund a fixed rate of interest. The fixed interest rate is a minimum of 3.50% (on an annual basis), but may be higher and is currently adjusted on a quarterly basis. During the year ended December 31, 2009, the rate ranged from 3.75% to 3.80%. Because the contract is guaranteed by Nationwide Life, assuming no default, the Fund receives no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions the Fund’s performance may be hurt by its investment in the Nationwide Fixed Contract, Nationwide Fund Advisors (“NFA”) believes that the relatively stable nature of the Nationwide Fixed Contract should reduce the Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. Under most circumstances, the fixed interest contract is valued at par value each day, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: prior day’s par value; prior day’s interest accrued (par multiplied by guaranteed fixed rate); and current day net purchase or redemption.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands

2009 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2009

disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Mutual Fund	$112,803,770	$—	$—	$112,803,770
Fixed Contract	—	4,716,740	—	4,716,740

Total	$112,803,770	$4,716,740	$—	$117,520,510

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

(b)	Cash Overdraft

As of December 31, 2009, the Fund at had an overdrawn balance of $28,945 with its custodian bank, JPMorgan Chase Bank, N.A. To offset the overdraft, JPMorgan Chase Bank, N.A. advanced an amount equal to the over-draft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan Chase Bank, N.A. under the custody agreement. This advance is separate from, and was not made pursuant to, the Credit Agreement discussed in Note 4.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for

18 Annual Report 2009

federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(e)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable period remains subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

All assets	0.13%

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees and certain other expenses) from exceeding 0.28% for all share classes until at least April 30, 2010.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA.

As of December 31, 2009, the cumulative potential reimbursements, related to the period ended 2009, are $9,592.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class II Shares of the Fund.

For the period ended December 31, 2009, NFS received $47,205 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the period ended December 31, 2009, the Fund’s portion of such costs amounted to $861.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25% of Class II of the Fund.

The Fund is a shareholder of its underlying Funds. The underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management fees of the Underlying Funds and short-term investments the Underlying Funds hold. These expenses are deducted from each of the Underlying Funds’ net assets before their share prices are calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are spread among the Underlying Funds.

20 Annual Report 2009

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the period ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

For the period ended December 31, 2009, the Fund had purchases of $112,618,969 and sales of $4,260,638 (excluding short-term securities).

6. Portfolio Investment Risks from Underlying Funds

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

8. Federal Tax Information

The tax character of distributions paid during the period ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$1,405,576	$184,348	$1,589,924	$—	$1,589,924

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$236,682	$17,599	$254,281	$—	$—	$5,068,791	$5,323,072

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$112,451,719	$5,235,128	$(166,337)	$5,068,791

9. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

22 Annual Report 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Investor Destinations Capital Appreciation Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009 and the results of its operations, the changes in its net assets and the financial highlights and for the period March 25, 2009 (commencement of operations) through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the underlying funds’ transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

2009 Annual Report 23

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 26.22%.

The Fund designates $184,348, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

24 Annual Report 2009

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

2009 Annual Report 25

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

26 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

2009 Annual Report 27

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

28 Annual Report 2009

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2009 Annual Report 29

NVIT Investor Destinations Conservative Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

10	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information

25	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-ID-CON (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Investor Destinations Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and initial public offerings (IPOs).

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more)

2 Annual Report 2009

that is generally representative of the bond market as a whole.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index: An unmanaged index that represents the mid-capitalization segment of the U.S. equity universe; comprises the smallest 800 U.S. companies in the Russell 1000® Index, which measures the performance of the stocks of the largest 1,000 U.S. companies, based on market capitalization.

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Variable Insurance Trust Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Fund Advisors.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is affiliated with Nationwide Fund Advisors.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Investor Destinations Conservative Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Investor Destinations Conservative Fund (Class II at NAV) returned 9.08% versus 7.50% for its composite benchmark, which consists of 20% Standard & Poor’s 500® (S&P 500) Index, 35% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 45% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 85 funds as of December 31, 2009) was 19.44% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, all seven underlying investments within the Fund posted positive returns. The NVIT S&P 500 Index Fund and the NVIT Bond Index Fund (with allocations within the Fund of approximately 10% and 40%, respectively) provided the most positive relative returns for the Fund, gaining 26.19% and 5.77%, respectively, during the reporting period. All 10 sectors within the S&P 500 Index recorded positive returns during the reporting period; the information technology sector led the way with 61.71%. Most sectors within the BARCAP U.S. Aggregate Bond Index posted positive returns; the leading component was corporate bonds, which returned 27.58%.

What areas of investment detracted from Fund performance?

The smallest positive contribution to the Fund among all the Fund’s underlying investments came from the NVIT Money Market Fund, which returned 0.09% (with an allocation within the Fund of approximately 15%). During the reporting period, yields on money funds were pressured by historically low interest rates on short-term investments — a reflection of the Federal Reserve Board’s efforts to create a favorable market environment for U.S. companies and the equity markets.

What is your outlook for the near term?

In considering the markets ahead of us, we think a look back is instructive. We witnessed two very different market environments during the reporting period. January through early March was characterized by the continued deterioration of financial and economic conditions on a global scale that was experienced in 2008. Virtually all equity markets declined dramatically, and investor selling was largely indiscriminate as investors fled from nearly all asset classes with the exception of U.S. Treasury bonds. In March 2009, however, global equity markets began rallying on the back of new initiatives from the U.S. government, improving economic data and strengthening corporate earnings. We believe the current rally should lead to a return of a more normal market environment, at least as viewed from a historical perspective. Market volatility levels appear to have subsided, liquidity appears to have increased in the credit markets, and investor confidence seems to have improved.

2009 Annual Report 5

NVIT Investor Destinations Conservative Fund
(Continued)

The table below lists the target allocation as of December 31, 2009, for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period.

NVIT Investor Destinations Conservative Fund
Performance of Underlying Investments for Periods Ended December 31, 2009

		Target	1-year	5-year	Since	Inception
Asset Class	Underlying Investment	Allocation*	Return	Return	Inception	Date

Bonds	NVIT Bond Index Fund	40%	5.77%	N/A	5.30%	10/12/2007
	Nationwide Contract	12.5%	3.76%	3.78%	4.21%	3/30/2000
	NVIT Enhanced Income Fund	12.5%	2.70%	N/A	3.01%	4/19/2007

Money Market	NVIT Money Market Fund	15%	0.09%	N/A	5.30%	4/28/2006

Large-Cap Stocks	NVIT S&P 500 Index Fund	10%	26.19%	N/A	-2.47%	4/28/2006

International Stocks	NVIT International Index Fund	5%	29.07%	N/A	-3.13%	4/28/2006

Mid-Cap Socks	NVIT Mid Cap Index Fund	5%	36.96%	N/A	-0.77%	4/28/2006

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class Y shares for each underlying investment except the Nationwide Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized.

*	Target allocations for each underlying investment are as of December 31, 2009. Day-to-day market activity will likely cause the Fund’s asset allocations to fluctuate from the stated target. Under ordinary circumstances, the Adviser will periodically rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

6 Annual Report 2009

Fund Performance	NVIT Investor Destinations Conservative Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	5 Yr.	Inception[2]

Class II3	9.08%	3.45%	3.78%

Class VI4	9.25%	3.47%	3.81%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on December 12, 2001.

[3]	As of April 30, 2004, all existing shares were designated Class II shares.

[4]	These returns were achieved prior to the creation of Class VI (April 30, 2004) shares and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares returns do not reflect the short-term trading fees applicable to such shares, if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Expense
Ratio*

Class II	0.88%

Class VI	0.88%

*	Current effective prospectus. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Nationwide NVIT Investor Destinations Conservative Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate bond index)(a), the S&P 500 Index(b), the Citigroup 3-Month T-Bill Index(c), the Conservative Composite Index(d) and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Conservative Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Conservative Composite is a combination of Barclays Capital U.S. Aggregate Bond Index (35%), S&P 500 Index (20%), and Citigroup 3-Month T-Bill Index (45%).

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 7

Shareholder	NVIT Investor Destinations Conservative Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 December 31, 2009

NVIT Investor			Beginning	Ending	Expenses Paid	Expense Ratio
Destinations			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Conservative Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a,b]	07/01/09 - 12/31/09[a,b]

Class II Shares	Actual		1,000.00	1,062.60	2.91	0.56
	Hypothetical	[c]	1,000.00	1,022.38	2.85	0.56

Class VI Shares	Actual		1,000.00	1,062.80	2.91	0.56
	Hypothetical	[c]	1,000.00	1,022.38	2.85	0.56

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

8 Annual Report 2009

Portfolio Summary	NVIT Investor Destinations Conservative Fund
December 31, 2009

Asset Allocation

Fixed Income Funds	57.0%
Equity Funds	20.1%
Fixed Contract	17.0%
Money Market Fund	6.0%
Liabilities in excess of other assets	(0	.1)%

	100.0%

Top Holdings†

NVIT Bond Index Fund, Class Y	39.9%
Nationwide Fixed Contract	17.0%
NVIT Enhanced Income Fund, Class Y	17.0%
NVIT S&P 500 Index Fund, Class Y	10.0%
NVIT Money Market Fund, Class Y	6.0%
NVIT International Index Fund, Class Y	5.1%
NVIT Mid Cap Index Fund, Class Y	5.0%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 9

Statement of Investments
December 31, 2009

NVIT Investor Destinations Conservative Fund

Mutual Funds 83.1% (a)

	Shares	Market Value

Equity Funds 20.1%
NVIT International Index Fund, Class Y	2,507,547	$20,361,278
NVIT Mid Cap Index Fund, Class Y	1,352,587	20,045,339
NVIT S&P 500 Index Fund, Class Y	5,175,563	40,058,854

Total Equity Funds (cost $72,005,773)		80,465,471

Fixed Income Funds 57.0%
NVIT Bond Index Fund, Class Y	15,691,611	160,211,347
NVIT Enhanced Income Fund, Class Y	6,811,139	68,043,278

Total Fixed Income Funds (cost $226,519,776)		228,254,625

Money Market Fund 6.0%
NVIT Money Market Fund, Class Y, 0.00% (b) (cost $24,255,132)	24,255,132	24,255,132

Total Mutual Funds (cost $322,780,681)		332,975,228

Fixed Contract 17.0% (a)

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.75% (c)	$68,228,828	68,228,828

Total Fixed Contract (cost $68,228,828)		68,228,828

Total Investments (cost $391,009,509) (d) — 100.1%		401,204,056

Liabilities in excess of other assets — (0.1)%		(219,986)

NET ASSETS — 100.0%		$400,984,070

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of December 31, 2009.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2009

Statement of Assets and Liabilities
December 31, 2009

NVIT Investor Destinations Conservative Fund

Assets:
Investments in affiliated funds, at value (cost $391,009,509)	$401,204,056
Receivable for capital shares issued	1,672,158
Prepaid expenses and other assets	1,612

Total Assets	402,877,826

Liabilities:
Payable for investments purchased	1,367,029
Payable for capital shares redeemed	63,888
Cash overdraft (Note 2)	241,238
Accrued expenses and other payables:
Investment advisory fees	43,663
Distribution fees	83,968
Administrative services fees	51,390
Accounting and transfer agent fees	756
Trustee fees	3,323
Custodian fees	2,374
Compliance program costs	2,321
Professional fees	15,128
Printing fees	11,850
Other	6,828

Total Liabilities	1,893,756

Net Assets	$400,984,070

Represented by:
Capital	$387,093,650
Accumulated undistributed net investment income	2,476,990
Accumulated net realized gains from investment transactions	1,218,883
Net unrealized appreciation/(depreciation) from investments in affiliates	10,194,547

Net Assets	$400,984,070

Net Assets:
Class II Shares	$389,117,123
Class VI Shares	11,866,947

Total	$400,984,070

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	39,433,268
Class VI Shares	1,207,600

Total	40,640,868

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$9.87
Class VI Shares	$9.83

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statement of Operations
For the Year Ended December 31, 2009

NVIT Investor Destinations Conservative Fund

INVESTMENT INCOME:
Interest income from affiliated funds	$1,894,916
Dividend income from affiliated funds	9,320,164

Total Income	11,215,080

EXPENSES:
Investment advisory fees	466,998
Distribution fees Class II Shares	876,315
Distribution fees Class VI Shares	21,766
Administrative services fees Class II Shares	525,849
Administrative services fees Class VI Shares	13,066
Professional fees	56,434
Printing fees	32,067
Trustee fees	12,041
Custodian fees	13,961
Accounting and transfer agent fees	2,296
Compliance program costs (Note 3)	3,342
Other	21,143

Total expense before earnings credit	2,045,278
Earnings credit (Note 5)	(4)

Net Expenses	2,045,274

NET INVESTMENT INCOME	9,169,806

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from affiliated funds	804,042
Net realized losses from investment transactions with affiliated funds	(15,554,637)

Net realized losses from investment transactions with affiliated funds	(14,750,595)
Net change in unrealized appreciation/(depreciation) from investments with affiliated funds	38,006,528

Net realized/unrealized gains from affiliated fund investments	23,255,933

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$32,425,739

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statements of Changes in Net Assets

	NVIT Investor Destinations Conservative Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$9,169,806	$10,297,837
Net realized gains/(losses) from investment transactions	(14,750,595)	175,889
Net change in unrealized appreciation/(depreciation) from investments	38,006,528	(31,320,829)

Change in net assets resulting from operations	32,425,739	(20,847,103)

Distributions to Shareholders From:
Net investment income:
Class II	(6,584,883)	(11,456,428)
Class VI	(166,394)	(248,757)
Net realized gains:
Class II	(1,898,084)	(6,130,945)
Class VI	(47,482)	(135,572)

Change in net assets from shareholder distributions	(8,696,843)	(17,971,702)

Change in net assets from capital transactions	30,958,130	70,417,841

Change in net assets	54,687,026	31,599,036

Net Assets:
Beginning of year	346,297,044	314,698,008

End of year	$400,984,070	$346,297,044

Accumulated undistributed net investment income at end of year	$2,476,990	$–

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$111,737,202	$139,137,869
Dividends reinvested	8,482,967	17,587,373
Cost of shares redeemed	(92,942,922)	(89,355,939)

Total Class II	27,277,247	67,369,303

Class VI Shares
Proceeds from shares issued	7,079,196	9,724,589
Dividends reinvested	213,876	384,329
Cost of shares redeemed (a)	(3,612,189)	(7,060,380)

Total Class VI	3,680,883	3,048,538

Change in net assets from capital transactions:	$30,958,130	$70,417,841

SHARE TRANSACTIONS:
Class II Shares
Issued	11,902,595	14,077,593
Reinvested	897,582	1,802,152
Redeemed	(9,918,921)	(9,059,722)

Total Class II Shares	2,881,256	6,820,023

Class VI Shares
Issued	739,434	966,930
Reinvested	22,745	39,546
Redeemed	(376,685)	(706,529)

Total Class VI Shares	385,494	299,947

Total change in shares:	3,266,750	7,119,970

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Includes redemption fee — see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Conservative Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized
			and										Ratio of
			Unrealized									Ratio of Net	Expenses
	Net Asset		Gains								Ratio of	Investment	(Prior to
	Value,	Net	(Losses)	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return	Period	Net Assets	Net Assets	Net Assets (a)	Turnover (b)
Class II Shares
Year Ended December 31, 2009 (c)	$9.27	0.24	0.59	0.83	(0.18)	(0.05)	(0.23)	$9.87	9.08%	$389,117,123	0.57%	2.55%	0.57%	42.55%
Year Ended December 31, 2008	$10.40	0.30	(0.91)	(0.61)	(0.34)	(0.18)	(0.52)	$9.27	(6.02%)	$338,713,566	0.56%	3.04%	0.56%	24.69%
Year Ended December 31, 2007	$10.46	0.37	0.19	0.56	(0.37)	(0.25)	(0.62)	$10.40	5.38%	$309,288,876	0.57%	3.52%	0.57%	101.35%
Year Ended December 31, 2006	$10.27	0.32	0.29	0.61	(0.32)	(0.10)	(0.42)	$10.46	6.16%	$304,610,311	0.57%	3.10%	0.57%	45.93%
Year Ended December 31, 2005	$10.45	0.29	0.05	0.34	(0.29)	(0.23)	(0.52)	$10.27	3.31%	$280,331,414	0.57%	2.79%	0.57%	30.49%

Class VI Shares
Year Ended December 31, 2009 (c)	$9.22	0.25	0.59	0.84	(0.18)	(0.05)	(0.23)	$9.83	9.25%	$11,866,947	0.57%	2.64%	0.57%	42.55%
Year Ended December 31, 2008	$10.36	0.32	(0.94)	(0.62)	(0.34)	(0.18)	(0.52)	$9.22	(6.17%)	$7,583,478	0.55%	3.14%	0.55%	24.69%
Year Ended December 31, 2007	$10.43	0.37	0.19	0.56	(0.38)	(0.25)	(0.63)	$10.36	5.43%	$5,409,132	0.56%	3.58%	0.56%	101.35%
Year Ended December 31, 2006	$10.26	0.31	0.29	0.60	(0.33)	(0.10)	(0.43)	$10.43	6.13%	$5,941,683	0.57%	3.13%	0.57%	45.93%
Year Ended December 31, 2005	$10.45	0.31	0.04	0.35	(0.31)	(0.23)	(0.54)	$10.26	3.39%	$4,644,547	0.47%	2.95%	0.47%	30.49%

(a)	There were no fee reductions during the period.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Conservative Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

The Fund is constructed as a “fund of funds,” which means that the Fund pursues its investment objective by allocating the Fund’s investments primarily among other mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Fund also invests in a non-registered Fixed Interest Contract (“Fixed Interest Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset values (“NAV“s) as reported by the Underlying Funds.

The following are the Valuation policies of the Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sales price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short

2009 Annual Report 15

Notes to Financial Statements (Continued)
December 31, 2009

term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Investments held by the underlying money market funds are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively to maturity of the security.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The underlying funds value foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the underlying funds fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the underlying funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Fund a fixed rate of interest. The fixed interest rate is a minimum of 3.50% (on an annual basis), but may be higher and is currently adjusted on a quarterly basis. During the year ended December 31, 2009, the rate ranged from 3.75% to 3.80%. Because the contract is guaranteed by Nationwide Life, assuming no default, the Fund receives no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions the Fund’s performance may be hurt by its investment in the Nationwide Fixed Contract, Nationwide Fund Advisors (“NFA”) believes that the relatively stable nature of the Nationwide Fixed Contract should reduce the Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. Under most circumstances, the fixed interest contract is valued at par value each day, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: prior day’s par value; prior day’s interest accrued (par multiplied by guaranteed fixed rate); and current day net purchase or redemption.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to

16 Annual Report 2009

valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Fixed Contract	$—	$68,228,828	$—	$68,228,828

Mutual Funds	332,975,228	—	—	332,975,228

Total	$332,975,228	$68,228,828	$—	$401,204,056

Amounts designated as “ — ”, which may include fair valued securities, are zero or have been rounded to zero.

* See Statement of Investments for identification of securities by type and industry classification.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty. As of December 31, 2009 the Fund did not hold any repurchase agreements.

(c)	Cash Overdraft

As of December 31, 2009, the Fund at had an overdrawn balance of $241,238 with its custodian bank, JPMorgan Chase Bank, N.A. To offset the overdraft, JPMorgan Chase Bank, N.A. advanced an amount equal to the over-draft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan Chase Bank, N.A. under the custody agreement. This advance is separate from, and was not made pursuant to, the Credit Agreement discussed in Note 5.

2009 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2009

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(f)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under

18 Annual Report 2009

this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

All Assets	0.13%

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. The Fund does not pay a fee for these services.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class II and Class VI.

For the year ended December 31, 2009, NFS received $538,915 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $3,342.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors LLC (“NFD” or “Distributor”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of Class II shares of the Fund. These fees are based on average daily net assets of Class II and Class VI shares of the Fund at an annual rate not to exceed 0.25%.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management fees of the Underlying Funds and short-term investments the Underlying Funds holds. These expenses are deducted from each of the Underlying Fund’s net assets before their share prices are calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are spread among the Underlying Funds.

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class VI shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amount of $4,470 from Class VI.

For the year ended December 31, 2008, the Fund had contributions to capital due to the collection of redemption fees in the amount of $5,501 from Class VI.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $142,913,957 and sales of $137,394,468 (excluding short-term securities).

20 Annual Report 2009

7. Portfolio Investment Risks from Underlying Funds

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$6,942,074	$1,754,769	$8,696,843	$—	$8,696,843

Amounts designated as “ — ” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$12,705,129	$5,266,573	$17,971,702	$—	$17,971,702

Amounts designated as “ — ” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$2,476,990	$1,218,883	$3,695,873	$—	$—	$10,194,547	$13,890,420

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to wash sales.

Amounts designated as “ — ” are zero or have been rounded to zero.

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$391,009,509	$10,478,062	$(283,515)	$10,194,547

10. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

22 Annual Report 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Investor Destinations Conservative Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

2009 Annual Report 23

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 11.41%.

The Fund designates $1,754,769, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

24 Annual Report 2009

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

2009 Annual Report 25

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

26 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

2009 Annual Report 27

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

28 Annual Report 2009

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2009 Annual Report 29

NVIT Cardinalsm Aggressive Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

11	Statement of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information

25	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies related to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-CD-AG (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President and CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is provided for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Cardinal Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and initial public offerings (IPOs).

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. 7-10 Year Treasury Bond Index: An unmanaged, market capitalization-weighted index that measures the performance of the intermediate-term U.S. Treasury market; includes U.S. dollar-denominated, nonconvertible, fixed-rate, publicly issued U.S. Treasury securities with a remaining maturity of seven to 10 years (rated at least Baa3 by Moody’s Investors Service or BBB- by Standard & Poor’s) with more than $250 million par outstanding. Special issues excluded: flower bonds, targeted investor notes (TINs),

2 Annual Report 2009

U.S. Treasury inflation-protected securities (TIPS), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays Capital (BARCAP) U.S. Intermediate Credit Bond Index: An unmanaged index that measures the performance of the intermediate-term U.S. investment bond market; includes U.S. dollar-denominated, investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds with a remaining maturity of one year to less than 10 years, and U.S. credit securities with an outstanding face value of $250 million or more.

Dow Jones (DJ) Wilshire 5000 Composite Index:  An unmanaged, market capitalization-weighted index of all U.S.-headquartered equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 3000® Index: An unmanaged index that measures the performance of the stocks of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard &Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Variable Insurance Trust Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Fund Advisors.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC, Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Cardinalsm Aggressive Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Cardinal Aggressive Fund (Class II at NAV) returned 29.20% versus 28.62% for its composite benchmark, which consists of 65% Russell 3000® Index, 30% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index and 5% Barclays Capital (BARCAP) U.S. Aggregate Bond Index, and 28.60% for its former benchmark, a blend of 65% Dow Jones (DJ) Wilshire 5000 Composite Index, 30% MSCI EAFE Index and 5% BARCAP U.S. Aggregate Bond Index.* For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Global Core Funds (consisting of 53 funds as of December 31, 2009) was 33.08% for the same time period.

*	The composite benchmark for the NVIT Cardinal Aggressive Fund changed as stated above, effective September 30, 2009.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, all 11 underlying investments within the Fund posted positive returns. The NVIT Multi-Manager Large Cap Growth Fund and the NVIT Multi-Manager Large Cap Value Fund (with target allocations within the Fund of 20% each during the reporting period) provided the most positive relative returns for the Fund, gaining 30.07% and 27.77%, respectively, during the reporting period. The U.S. large-capitalization equity market rebounded strongly during the last three quarters of 2009.

What areas of investment detracted from Fund performance?

Those underlying investments that provided the least-positive contribution to the Fund’s overall returns were the NVIT Core Bond Fund and the NVIT Core Plus Bond Fund. These two underlying funds returned 8.92% and 16.89%, respectively, and had target allocations within the Fund of only 2.5% each during the reporting period. Intermediate-term U.S. Treasury bonds lost 6.03% on average during the reporting period, as measured by the BARCAP U.S. 7-10 Year Treasury Bond Index. By contrast, intermediate-term corporate bonds gained 15.93% on average during the reporting period, as measured by the BARCAP U.S. Intermediate Credit Bond Index. The Fund’s exposure to U.S. Treasury and government Agency securities generally detracted from Fund performance during the reporting period.

What is your outlook for the near term?

In considering the markets ahead of us, we think a look back is instructive. We witnessed two very different market environments during the reporting period. January through early March was characterized by continued deterioration of financial and economic conditions on a global scale that was experienced in 2008. Virtually all equity markets declined dramatically, and investor selling was largely indiscriminate as investors fled from nearly all asset classes with the exception of U.S. Treasury bonds. In March 2009, however, global equity markets began rallying on the back of new initiatives from the U.S. government, improving economic data and strengthening corporate earnings. We believe the current rally should lead to a return of a more normal market environment, at least as viewed from a historical perspective. Market volatility levels have subsided, liquidity has increased in the credit markets, and investor confidence has improved. A fair amount of optimism, though cautious, has finally returned to global equity markets.

The events of the past year should serve to reinforce the critical importance of investing in a broadly diversified portfolio of investments.

2009 Annual Report 5

NVIT Cardinalsm Aggressive Fund
Continued

The table below lists the target allocation as of December 31, 2009, for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period.

NVIT Cardinal Aggressive Fund
Performance of Underlying Investments for Periods Ended December 31, 2009

		Target	1-year	5-year	Since	Inception
Asset Class	Underlying Investment	Allocation*	Return	Return	Inception	Date

Large-Cap Stocks	NVIT Multi-Manager Large Cap Growth Fund	20.0%	30.07%	N/A	-6.32%	3/25/08
	NVIT Multi-Manager Large Cap Value Fund	20.0%	27.77%	N/A	-7.40%	3/25/08

International Stocks	NVIT Multi-Manager International Growth Fund	15.0%	36.71%	N/A	-7.66%	3/25/08
	NVIT Multi-Manager International Value Fund	15.0%	30.09%	N/A	-13.81%	3/25/08

Mid-Cap Stocks	NVIT Multi-Manager Mid Cap Growth Fund	7.5%	27.23%	N/A	-8.10%	3/25/08
	NVIT Multi-Manager Mid Cap Value Fund	7.5%	30.90%	N/A	-2.99%	3/25/08

Small-Cap Stocks	NVIT Multi-Manager Small Cap Growth Fund	4.0%	27.74%	N/A	-7.07%	3/25/08
	NVIT Multi-Manager Small Cap Value Fund	4.0%	26.60%	N/A	-4.01%	3/25/08
	NVIT Multi-Manager Small Company Fund	2.0%	34.80%	N/A	-4.59%	3/25/08

Bonds	NVIT Core Bond Fund	2.5%	8.92%	N/A	4.49%	3/25/08
	NVIT Core Plus Bond Fund	2.5%	16.89%	N/A	9.33%	3/25/08

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class Y shares for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized.

*	Target allocations for each underlying investment are as of December 31, 2009. Day-to-day market activity will likely cause the Fund’s asset allocations to fluctuate from the stated target.

Under ordinary circumstances, the Adviser will periodically rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

6 Annual Report 2009

Fund Performance	NVIT Cardinal Aggressive Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	Inception[2]

Class I	29.30%	-6.83%

Class II	29.20%	-6.90%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 28, 2008.

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class I	1.81%	1.18%

Class II	2.06%	1.27%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Cardinal Aggressive Fund versus performance of the Russell 3000 Index (a), the Composite Index (new) (b), the Composite Index (former) (c), the Dow Jones (DJ) Wilshire 5000 Total Market Index (d), the MSCI EAFE Index (e), the Barclays Capital U.S. Aggregate Bond Index (f), and the Consumer Price Index (CPI)(g). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Russell 3000 Index is a benchmark index comprised of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstructed annually to ensure new and growing equities are reflected.

(b)	The Composite Index (new) is comprised of 65% Russell 3000 Index, 30% MSCI EAFE Index and 5% Barclays Capital U.S. Aggregate Bond Index.

2009 Annual Report 7

Fund Performance	NVIT Cardinal Aggressive Fund
Continued

(c)	The Composite Index (former) is comprised of 65% DJ Wilshire 5000 Total Market Index, 30% MSCI EAFE Index and 5% Barclays Capital U.S. Aggregate Bond Index.

(d)	The DJ Wilshire 5000 Total Market Index represents the broadest index for the U.S. equity market, measuring the performance of all U.S.-headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index.

(e)	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

(f)	The Barclays Capital U.S. Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, Government-Related, Corporate, and Securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million.

(g)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

8 Annual Report 2009

Shareholder	NVIT Cardinal Aggressive Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
NVIT Cardinal			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Aggressive Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a,b]	07/01/09 - 12/31/09[a,b]

Class I Shares	Actual		1,000.00	1,220.80	1.85	0.33
	Hypothetical	[c]	1,000.00	1,023.54	1.68	0.33

Class II Shares	Actual		1,000.00	1,220.20	2.35	0.42
	Hypothetical	[c]	1,000.00	1,023.09	2.14	0.42

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Fund’s expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 9

Portfolio Summary	NVIT Cardinal Aggressive Fund
December 31, 2009

Asset Allocation

Equity Funds	95.0%
Fixed Income Funds	5.0%
Liabilities in excess of other assets ‡	0.0%

100.0%

Top Holdings†

NVIT Multi-Manager Large Cap Growth Fund, Class Y	20.0%
NVIT Multi-Manager Large Cap Value Fund, Class Y	19.9%
NVIT Multi-Manager International Growth Fund, Class Y	15.1%
NVIT Multi-Manager International Value Fund, Class Y	15.0%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	7.5%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	7.5%
NVIT Multi-Manager Small Cap Growth Fund, Class Y	4.0%
NVIT Multi-Manager Small Cap Value Fund, Class Y	4.0%
NVIT Core Plus Bond Fund, Class Y	2.5%
NVIT Core Bond Fund, Class Y	2.5%
NVIT Multi-Manager Small Company Fund, Class Y	2.0%

100.0%

‡	Rounds to less than 0.1%

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2009

Statement of Investments
December 31, 2009

NVIT Cardinal Aggressive Fund

Mutual Funds 100.0% (a)

	Shares	Market Value

Equity Funds 95.0%
NVIT Multi-Manager International Growth Fund, Class Y	262,613	$2,271,604
NVIT Multi-Manager International Value Fund, Class Y	230,153	2,260,101
NVIT Multi-Manager Large Cap Growth Fund, Class Y	344,966	3,001,205
NVIT Multi-Manager Large Cap Value Fund, Class Y	358,863	2,996,508
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	133,939	1,126,427
NVIT Multi-Manager Mid Cap Value Fund, Class Y	123,055	1,124,727
NVIT Multi-Manager Small Cap Growth Fund, Class Y	48,422	597,531
NVIT Multi-Manager Small Cap Value Fund, Class Y	71,858	597,140
NVIT Multi-Manager Small Company Fund, Class Y	20,689	298,951

Total Equity Funds (cost $11,987,656)		14,274,194

Fixed Income Funds 5.0%
NVIT Core Bond Fund, Class Y	37,009	377,860
NVIT Core Plus Bond Fund, Class Y	35,056	378,600

Total Fixed Income Funds (cost $728,550)		756,460

Total Mutual Funds (cost $12,716,206)		15,030,654

Total Investments
(cost $12,716,206)(b) — 100.0%		15,030,654

Liabilities in excess of other assets — 0.0%		(6,508)

NET ASSETS — 100.0%		$15,024,146

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statement of Assets and Liabilities
December 31, 2009

NVIT Cardinal
Aggressive Fund

Assets:
Investments in affiliated funds, at value (cost $12,716,206)	$15,030,654
Receivable for capital shares issued	3,023
Prepaid expenses and other assets	9,080

Total Assets	15,042,757

Liabilities:
Payable for investments purchased	237
Payable for capital shares redeemed	2,786
Accrued expenses and other payables:
Investment advisory fees	2,458
Distribution fees	2,670
Administrative services fees	672
Accounting and transfer agent fees	741
Trustee fees	124
Custodian fees	80
Compliance program costs (Note 3)	97
Professional fees	523
Printing fees	7,852
Other	371

Total Liabilities	18,611

Net Assets	$15,024,146

Represented by:
Capital	$12,709,698
Net unrealized appreciation/(depreciation) from investments in affiliates	2,314,448

Net Assets	$15,024,146

Net Assets:
Class I Shares	$1,976,590
Class II Shares	13,047,556

Total	$15,024,146

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	234,964
Class II Shares	1,551,647

Total	1,786,611

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.41
Class II Shares	$8.41

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statement of Operations
For the Year Ended December 31, 2009

NVIT Cardinal
Aggressive Fund

INVESTMENT INCOME:
Dividend income from affiliated funds	$133,642

Total Income	133,642

EXPENSES:
Investment advisory fees	21,244
Distribution fees Class II Shares	22,889
Administrative services fees Class I Shares	734
Administrative services fees Class II Shares	4,593
Professional fees	1,695
Printing fees	21,988
Trustee fees	357
Custodian fees	434
Accounting and transfer agent fees	5,158
Compliance program costs (Note 3)	32
Other	564

Total expenses before earnings credit and expenses waived/reimbursed	79,688
Earnings credit (Note 4)	(1)
Distribution fees voluntarily waived — Class II (Note 3)	(14,649)
Expenses reimbursed by adviser (Note 3)	(21,671)

Net Expenses	43,367

NET INVESTMENT INCOME	90,275

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from affiliated funds	7,902
Net realized losses from investment transactions with affiliated funds	(1,703,945)

Net realized losses from investment transactions with affiliated funds	(1,696,043)
Net change in unrealized appreciation/(depreciation) from investments with affiliated funds	4,692,344

Net realized/unrealized gains from affiliated fund investments	2,996,301

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,086,576

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Statements of Changes in Net Assets

	NVIT Cardinal Aggressive Fund

	Year Ended	Period Ended
	December 31, 2009	December 31, 2008 (a)
Operations:
Net investment income	$90,275	$36,712
Net realized losses from investments	(1,696,043)	(96,953)
Net change in unrealized appreciation/(depreciation) from investments	4,692,344	(2,377,896)

Change in net assets resulting from operations	3,086,576	(2,438,137)

Distributions to Shareholders From:
Net investment income:
Class I	(14,456)	(26,266)
Class II	(86,619)	(65,670)
Net realized gains:
Class I	(428)	(33,405)
Class II	(2,886)	(113,452)
Return of capital:
Class I	(581)	(295)
Class II	(3,484)	(897)

Change in net assets from shareholder distributions	(108,454)	(239,985)

Change in net assets from capital transactions	4,820,623	9,903,523

Change in net assets	7,798,745	7,225,401

Net Assets:
Beginning of year	7,225,401	–

End of year	$15,024,146	$7,225,401

Accumulated undistributed net investment income at end of year	$–	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,430,968	$2,974,797
Dividends reinvested	15,465	59,966
Cost of shares redeemed	(1,364,702)	(736,824)

Total Class I	81,731	2,297,939

Class II Shares
Proceeds from shares issued	6,457,122	8,033,411
Dividends reinvested	92,989	180,019
Cost of shares redeemed	(1,811,219)	(607,846)

Total Class II	4,738,892	7,605,584

Change in net assets from capital transactions	$4,820,623	$9,903,523

SHARE TRANSACTIONS:
Class I Shares
Issued	203,504	319,031
Reinvested	2,097	8,455
Redeemed	(207,900)	(90,223)

Total Class I Shares	(2,299)	237,263

Class II Shares
Issued	933,640	915,591
Reinvested	12,485	26,131
Redeemed	(257,168)	(79,032)

Total Class II Shares	688,957	862,690

Total change in shares	686,658	1,099,953

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Cardinal Aggressive Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net	Return		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	of	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Capital	Distributions	of Period	Return (a)	of Period	Net Assets (b)	Net Assets (b)	Net Assets (b)(c)	Turnover (d)

Class I Shares
Year Ended December 31, 2009 (e)	$6.57	0.07	1.84	1.91	(0.07)	–	–	(0.07)	$8.41	29.30%	$1,976,590	0.33%	0.95%	0.53%	32.02%
Period Ended December 31, 2008 (e)(f)	$10.00	0.06	(3.21)	(3.15)	(0.13)	(0.15)	–	(0.28)	$6.57	(31.73%)	$1,559,214	0.30%	0.98%	0.81%	26.73%

Class II Shares
Year Ended December 31, 2009 (e)	$6.57	0.06	1.85	1.91	(0.07)	–	–	(0.07)	$8.41	29.20%	$13,047,556	0.42%	0.89%	0.78%	32.02%
Period Ended December 31, 2008 (e)(f)	$10.00	0.06	(3.21)	(3.15)	(0.13)	(0.15)	–	(0.28)	$6.57	(31.76%)	$5,666,187	0.41%	1.03%	1.20%	26.73%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Aggressive Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

The Fund is constructed as a “fund of funds,” which means that the Fund pursues its investment objective by allocating the Fund’s investments primarily among other mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset values (“NAV“s) as reported by the Underlying Funds.

The following are the Valuation policies of the Underlying Funds.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

16 Annual Report 2009

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Underlying Funds value foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Underlying Funds fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Underlying Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

2009 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2009

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Mutual Funds	$15,030,654	$—	$—	$15,030,654

Total	$15,030,654	$—	$—	$15,030,654

Amounts designated as “—” are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(d)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and

18 Annual Report 2009

financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the Classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

All assets	0.20%

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative servicing fees and certain other expenses) from exceeding 0.28% for the Fund’s Class I and Class II shares until April 30, 2010. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA.

As of December 31, 2009, the cumulative potential reimbursements, listed by the year in which NFA waived or reimbursed fees or expenses to the Fund, are:

For the Period Ended	Fiscal Year
December 31, 2008	2009
Amount (a)	Amount	Total

$21,329	$32,383	$53,712

(a)	For the period March 28, 2008 (commencement of operations) to December 31, 2008

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. The Fund does not pay a fee for these services.

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II of the Fund. For the year ended December 31, 2009, NFS received $5,327 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $32.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25% of the Class II shares of the Fund. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least May 1, 2010. During the year ended December 31, 2009, the waiver of such distribution fees by NFD amounted to $3,937.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management fees of the Underlying Funds and short-term investments the Underlying Funds hold. These expenses are deducted from each of the Underlying Funds’ net assets before their share prices are calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are spread among the Underlying Funds.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain

20 Annual Report 2009

unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $8,222,637 and sales of $3,404,343 (excluding short-term securities).

6. Portfolio Investment Risks from Underlying Funds

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign governmental laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk. The Underlying Funds invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Underlying Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Underlying Funds.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$100,662	$3,727	$104,389	$4,065	$108,454

The tax character of distributions paid during the period ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$96,279	$142,514	$238,793	$1,192	$239,985

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)	(Deficit)

$—	$—	$—	$—	$—	$2,314,448	$2,314,448

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$12,716,206	$2,314,448	$—	$2,314,448

9. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

22 Annual Report 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinalsm Aggressive Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009 and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period March 28, 2008 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

2009 Annual Report 23

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 38.29%.

The Fund designates $3,727 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

24 Annual Report 2009

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

2009 Annual Report 25

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

26 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

2009 Annual Report 27

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

28 Annual Report 2009

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

2009 Annual Report 29

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

30 Annual Report 2009

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NVIT Investor Destinations
Moderately Aggressive Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

10	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

22	Report of Independent Registered Public Accounting Firm

23	Supplemental Information

24	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-ID-MAG (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Investor Destinations Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and initial public offerings (IPOs).

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

The Fund’s composite benchmark consists of 80% Standard & Poor’s 500® (S&P 500) Index, 15% Barclays

2 Annual Report 2009

Capital (BARCAP) U.S. Aggregate Bond Index and 5% Citigroup 3-Month Treasury Bill (T-Bill) Index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Variable Insurance Trust Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Disclosures

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Fund Advisors.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is affiliated with Nationwide Fund Advisors.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Investor Destinations Moderately Aggressive Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Investor Destinations Moderately Aggressive Fund (Class II at NAV) returned 24.39% versus 22.20% for its composite benchmark, which consists of 80% Standard & Poor’s 500® (S&P 500) Index, 15% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 5% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 217 funds as of December 31, 2009) was 24.27% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The NVIT S&P 500 Index Fund and the NVIT International Index Fund (with allocations within the Fund of approximately 35% and 25%, respectively) provided the most positive relative returns for the Fund, gaining 26.19% and 29.07%, respectively, during the reporting period. All 10 sectors within the S&P 500 Index recorded positive returns during the reporting period; the information technology sector led the way with 61.71%. A strong rebound in international developed market stocks propelled the NVIT International Index Fund to a respectable gain. All of the 21 country markets tracked by the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index produced gains during the reporting period. Norway was the largest contributor, posting a return of 87.1%, followed by Australia, with 76.4%, and Singapore, with 74.0%.

What areas of investment detracted from Fund performance?

The smallest relative contributions to the Fund came from the Nationwide Contract’s return of 3.76% and the NVIT Enhanced Income Fund’s return of 2.70% (with allocations within the Fund of approximately 2.5% each).

What is your outlook for the near term?

In considering the markets ahead of us, we think a look back is instructive. We witnessed two very different market environments during the reporting period. January through early March was characterized by the continued deterioration of financial and economic conditions on a global scale that was experienced in 2008. Virtually all equity markets declined dramatically, and investor selling was largely indiscriminate as investors fled from nearly all asset classes with the exception of U.S. Treasury Bonds. In March 2009, however, global equity markets began rallying on the back of new initiatives from the U.S. government, improving economic data and strengthening corporate earnings. We believe the current rally should lead to a return of a more normal market environment, at least as viewed from a historical perspective. Market volatility levels appear to have subsided, liquidity appears to have increased in the credit markets, and investor confidence seems to have improved.

2009 Annual Report 5

NVIT Investor Destinations
Moderately Aggressive Fund
Continued

The table below lists the target allocation as of December 31, 2009, for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period.

NVIT Investor Destinations Moderately Aggressive Fund
Performance of Underlying Investments for Periods Ended December 31, 2009

		Target	1-year	5-year	Since	Inception
Asset Class	Underlying Investment	Allocation*	Return	Return	Inception	Date

Large-Cap Stocks	NVIT S&P 500 Index Fund	35%	26.19%	N/A	-2.47%	4/28/2006

International Stocks	NVIT International Index Fund	25%	29.07%	N/A	-3.13%	4/28/2006

Mid-Cap Stocks	NVIT Mid Cap Index Fund	15%	36.96%	N/A	-0.77%	4/28/2006

Bonds	NVIT Bond Index Fund	15%	5.77%	N/A	5.30%	10/12/2007
	Nationwide Contract	2.5%	3.76%	3.78%	4.21%	3/30/2000
	Nationwide Enhanced Income Fund	2.5%	2.70%	N/A	3.01%	4/19/07

Small-Cap Stocks	NVIT Small Cap Index Fund	5%	26.95%	N/A	-8.35%	10/12/2007

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class Y shares for each underlying investment except the Nationwide Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized.

*Target allocations for each underlying investment are as of December 31, 2009. Day-to-day market activity will likely cause the Fund’s asset allocations to fluctuate from the stated target. Under ordinary circumstances, the Adviser will periodically rebalance the assets of each Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

6 Annual Report 2009

Fund	NVIT Investor Destinations Moderately Aggressive Fund
Performance

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	5 Yr.	Inception[2]

Class II3	24.39%	2.13%	3.91%
Class VI4	24.27%	2.13%	3.93%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on December 12, 2001.

[3]	As of April 30, 2004, all existing shares were designated Class II shares.

[4]	These returns were achieved prior to the creation of Class VI (April 30, 2004) shares and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Expense Ratios

Expense
Ratio*

Class II	0.85%
Class VI	0.85%

*	Current effective prospectus. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Nationwide NVIT Investor Destinations Moderately Aggressive Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index)(a), S&P 500 Index(b), Citigroup 3-Month T-Bill Index(c), the Moderately Aggressive Composite Index(d) and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Moderately Aggressive Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Aggressive Composite is a combination of the S&P 500 Index (80%), the Barclays Capital U.S. Aggregate Bond Index (15%) and the Citigroup 3-Month T-Bill Index (5%).

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 7

Shareholder	NVIT Investor Destinations Moderately Aggressive Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
NVIT Investor Destinations			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Moderately Aggressive Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a,b]	07/01/09 - 12/31/09[a,b]

Class II Shares	Actual		1,000.00	1,186.20	3.09	0.56
	Hypothetical	[c]	1,000.00	1,022.38	2.85	0.56

Class VI Shares	Actual		1,000.00	1,186.30	3.09	0.56
	Hypothetical	[c]	1,000.00	1,022.38	2.85	0.56

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

8 Annual Report 2009

Portfolio Summary December 31, 2009	NVIT Investor Destinations Moderately Aggressive Fund

Asset Allocation

Equity Funds	80.1%
Fixed Income Funds	17.5%
Fixed Contract	2.5%
Liabilities in excess of other assets	(0	.1)%

	100.0%

Top Holdings†

NVIT S&P 500 Index Fund, Class Y	34.9%
NVIT International Index Fund, Class Y	20.4%
NVIT Bond Index Fund, Class Y	14.9%
NVIT Mid Cap Index Fund, Class Y	14.9%
NVIT Small Cap Index Fund, Class Y	5.0%
Nationwide International Index Fund, Institutional Class	4.9%
NVIT Enhanced Income Fund, Class Y	2.5%
Nationwide Fixed Contract	2.5%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 9

Statement of Investments
December 31, 2009

NVIT Investor Destinations Moderately Aggressive Fund

Mutual Funds 97.6% (a)

	Shares	Market Value

Equity Funds 80.1%
Nationwide International Index Fund, Institutional Class	12,728,174	$90,115,475
NVIT International Index Fund, Class Y	46,197,634	375,124,792
NVIT Mid Cap Index Fund, Class Y	18,550,989	274,925,659
NVIT S&P 500 Index Fund, Class Y	83,031,108	642,660,773
NVIT Small Cap Index Fund, Class Y	12,250,934	92,372,042

Total Equity Funds (cost $1,782,899,002)		1,475,198,741

Fixed Income Funds 17.5%
NVIT Bond Index Fund, Class Y	26,977,826	275,443,604
NVIT Enhanced Income Fund, Class Y	4,609,644	46,050,339

Total Fixed Income Funds (cost $317,418,589)		321,493,943

Total Mutual Funds (cost $2,100,317,591)		1,796,692,684

Fixed Contract 2.5% (a)

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.75% (b)	$45,974,894	45,974,894

Total Fixed Contract (cost $45,974,894)		45,974,894

Total Investments (cost $2,146,292,485) (c) — 100.1%		1,842,667,578

Liabilities in excess of other assets — (0.1)%		(998,893)

NET ASSETS — 100.0%		$1,841,668,685

(a)	Investment in affiliate.

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2009

Statement of Assets and Liabilities
December 31, 2009

NVIT Investor
Destinations Moderately
Aggressive Fund

Assets:
Investments in affiliated funds at value (cost $2,146,292,485)	$1,842,667,578
Cash	36,926
Receivable for investments sold	701,601
Receivable for capital shares issued	146,983
Prepaid expenses and other assets	6,071

Total Assets	1,843,559,159

Liabilities:
Payable for capital shares redeemed	885,510
Accrued expenses and other payables:
Investment advisory fees	203,227
Distribution fees	390,826
Administrative services fees	245,675
Accounting and transfer agent fees	757
Trustee fees	16,073
Custodian fees	10,528
Compliance program costs (Note 3)	11,145
Professional fees	72,454
Printing fees	25,996
Other	28,283

Total Liabilities	1,890,474

Net Assets	$1,841,668,685

Represented by:
Capital	$2,168,398,901
Accumulated undistributed net investment income	12,289,477
Accumulated net realized losses from investment transactions	(35,394,786)
Net unrealized appreciation/(depreciation) from investments in affiliated funds	(303,624,907)

Net Assets	$1,841,668,685

Net Assets:
Class II Shares	$1,830,377,623
Class VI Shares	11,291,062

Total	$1,841,668,685

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	195,015,969
Class VI Shares	1,209,895

Total	196,225,864

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$9.39
Class VI Shares	$9.33

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statement of Operations
For the Year Ended December 31, 2009

NVIT Investor
Destinations Moderately
Aggressive Fund

INVESTMENT INCOME:
Interest income from affiliated funds	$1,571,578
Dividend income from affiliated funds	41,712,190

Total Income	43,283,768

EXPENSES:
Investment advisory fees	2,149,595
Distribution fees Class II Shares	4,108,334
Distribution fees Class VI Shares	25,544
Administrative services fees Class II Shares	2,465,319
Administrative services fees Class VI Shares	15,323
Professional fees	263,307
Printing fees	81,743
Trustee fees	55,653
Custodian fees	60,493
Accounting and transfer agent fees	2,377
Compliance program costs (Note 3)	11,296
Other	97,191

Total expenses before earnings credit and expenses reimbursed	9,336,175
Earnings credit (Note 5)	(17)

Net Expenses	9,336,158

NET INVESTMENT INCOME	33,947,610

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from affiliated funds	8,526,931
Net realized losses from investment transactions with affiliated funds	(103,414,048)

Net realized losses from investment transactions with affiliated funds	(94,887,117)

Net change in unrealized appreciation/(depreciation) from investments with affiliated funds	435,819,671

Net realized/unrealized gains from affiliated funds investments	340,932,554

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$374,880,164

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statements of Changes in Net Assets

	NVIT Investor Destinations
	Moderately Aggressive Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$33,947,610	$41,701,672
Net realized gains/(losses) from investment	(94,887,117)	65,873,941
Net change in unrealized appreciation/(depreciation) from investments	435,819,671	(832,706,534)

Change in net assets resulting from operations	374,880,164	(725,130,921)

Distributions to Shareholders From:
Net investment income:
Class II	(21,622,480)	(49,809,878)
Class VI	(136,488)	(359,906)
Net realized gains:
Class II	(70,751,258)	(207,743,583)
Class VI	(503,675)	(1,472,793)

Change in net assets from shareholder distributions	(93,013,901)	(259,386,160)

Change in net assets from capital transactions	(13,609,566)	232,473,751

Change in net assets	268,256,697	(752,043,330)

Net Assets:
Beginning of year	1,573,411,988	2,325,455,318

End of year	$1,841,668,685	$1,573,411,988

Accumulated undistributed net investment income at end of year	$12,289,477	$–

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$62,165,613	$133,393,862
Dividends reinvested	92,373,738	257,553,461
Cost of shares redeemed	(167,672,650)	(159,195,188)

Total Class II	(13,133,299)	231,752,135

Class VI Shares
Proceeds from shares issued	4,686,539	7,142,635
Dividends reinvested	640,163	1,832,699
Cost of shares redeemed (a)	(5,802,969)	(8,253,718)

Total Class VI	(476,267)	721,616

Change in net assets from capital transactions:	$(13,609,566)	$232,473,751

SHARE TRANSACTIONS:
Class II Shares
Issued	7,986,465	12,004,826
Reinvested	10,455,749	25,698,045
Redeemed	(19,741,144)	(14,465,870)

Total Class II Shares	(1,298,930)	23,237,001

Class VI Shares
Issued	528,322	581,998
Reinvested	72,648	183,343
Redeemed	(686,406)	(707,419)

Total Class VI Shares	(85,436)	57,922

Total change in shares	(1,384,366)	23,294,923

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Includes redemption fees — See Note 4 to financial statements .

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destination Moderately Aggressive Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains (Losses)	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return	of Period	Net Assets	Net Assets	Net Assets (a)	Turnover (b)
Class II Shares
Year Ended December 31, 2009 (c)	$7.96	0.17	1.74	1.91	(0.11)	(0.37)	(0.48)	$9.39	24.39%	$1,830,377,623	0.56%	2.05%	0.56%	16.72%
Year Ended December 31, 2008	$13.34	0.24	(4.14)	(3.90)	(0.28)	(1.20)	(1.48)	$7.96	(31.39%)	$1,563,154,142	0.54%	2.08%	0.54%	22.71%
Year Ended December 31, 2007	$13.10	0.27	0.54	0.81	(0.31)	(0.26)	(0.57)	$13.34	6.15%	$2,309,022,995	0.58%	2.03%	0.58%	65.97%
Year Ended December 31, 2006	$11.85	0.23	1.45	1.68	(0.27)	(0.16)	(0.43)	$13.10	14.54%	$1,880,751,908	0.57%	1.97%	0.57%	5.40%
Year Ended December 31, 2005	$11.52	0.24	0.57	0.81	(0.24)	(0.24)	(0.48)	$11.85	7.07%	$1,202,098,385	0.57%	2.23%	0.57%	7.53%

Class VI Shares
Year Ended December 31, 2009 (c)	$7.92	0.17	1.72	1.89	(0.11)	(0.37)	(0.48)	$9.33	24.27%	$11,291,062	0.56%	2.03%	0.56%	16.72%
Year Ended December 31, 2008	$13.28	0.22	(4.10)	(3.88)	(0.28)	(1.20)	(1.48)	$7.92	(31.39%)	$10,257,846	0.55%	2.02%	0.55%	22.71%
Year Ended December 31, 2007	$13.06	0.25	0.55	0.80	(0.32)	(0.26)	(0.58)	$13.28	6.16%	$16,432,323	0.55%	2.01%	0.55%	65.97%
Year Ended December 31, 2006	$11.83	0.24	1.44	1.68	(0.29)	(0.16)	(0.45)	$13.06	14.56%	$12,110,517	0.56%	1.99%	0.56%	5.40%
Year Ended December 31, 2005	$11.51	0.25	0.57	0.82	(0.26)	(0.24)	(0.50)	$11.83	7.16%	$7,574,807	0.48%	2.59%	0.48%	7.53%

(a)	There were no fee reductions during the period.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Moderately Aggressive Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

The Fund is constructed as a “fund of funds,” which means that the Fund pursues its investment objective by allocating the Fund’s investments primarily among other mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Fund may also invest in a non-registered Fixed Interest Contract (“Fixed Interest Contract”) issued by Nationwide Life Insurance Company “Nationwide Life”). The Trust’s prospectus provides a description of each Fund’s investment objective, policies and strategies.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

The following are the Valuation policies of the Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and

2009 Annual Report 15

Notes to Financial Statements (Continued)
December 31, 2009

dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Investments held by money market funds are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. A money market fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Underlying Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Underlying Funds value foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Underlying Funds fair values their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Underlying Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Funds a fixed rate of interest. The fixed interest rate is a minimum of 3.50% (on an annual basis), but may be higher and is currently adjusted on a quarterly basis. During the year ended December 31, 2009, the rate ranged from 3.75% to 3.80%. Because the contract is guaranteed by Nationwide Life, assuming no default, the Fund receives no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions the Fund’s performance may be hurt by its investment in the Nationwide Fixed Contract, Nationwide Fund Advisors (“NFA”) believes that the relatively stable nature of the Nationwide Fixed Contract should reduce the Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. Under most circumstances, the fixed interest contract is valued at par value each day, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: prior day’s par value; prior day’s interest accrued (par multiplied by guaranteed fixed rate); and current day net purchase or redemption.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as

16 Annual Report 2009

SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Mutual Funds	$1,796,692,684	$—	$—	$1,796,692,684

Fixed Contract	—	45,974,894	—	45,974,894

Total	$1,796,692,684	$45,974,894	$—	$1,842,667,578

Amounts designated as “—“ are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(d)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S.

2009 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2009

Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

All Assets	0.13%

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. The Fund does not pay a fee for these services.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

18 Annual Report 2009

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class II and Class VI of the Fund.

For the year ended December 31, 2009, NFS received $2,480,642 in Administrative services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $11,296.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25% of Class II and Class VI of the Fund.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management fees of the Underlying Funds and short-term investments the Underlying Funds holds. These expenses are deducted from each of the Underlying Fund’s net assets before their share prices are calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are spread among the Underlying Funds.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class VI shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $1,043 from Class VI.

For the year ended December 31, 2008, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $24,886 from Class VI.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $270,409,105 and sales of $321,614,533 (excluding short-term securities).

7. Portfolio Investment Risks from Underlying Funds

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risks. The Underlying Funds invest in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Underlying Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Underlying Funds.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

20 Annual Report 2009

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$21,958,105	$71,055,796	$93,013,901	$—	$93,013,901

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$53,553,837	$205,832,323	$259,386,160	$—	$259,386,160

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$12,289,477	$—	$12,289,477	$—	$(32,384,664)	$(306,635,028)	$(326,730,215)

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$2,149,302,606	$4,306,239	$(310,941,267)	$(306,635,028)

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contributions:

Amount	Expires

$29,497,282	2017

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2009, the Fund deferred to January 1, 2010, post-October capital losses of $2,887,382.

10. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

2009 Annual Report 21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Investor Destinations Moderately Aggressive Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

22 Annual Report 2009

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 50.31%.

The Fund designates $71,055,796, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

2009 Annual Report 23

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

24 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

2009 Annual Report 25

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

26 Annual Report 2009

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2009 Annual Report 27

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

28 Annual Report 2009

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NVIT Investor Destinations
Moderately Conservative Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

10	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

22	Report of Independent Registered Public Accounting Firm

23	Supplemental Information

24	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-ID-MCON (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Investor Destinations Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and initial public offerings (IPOs).

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

2 Annual Report 2009

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Variable Insurance Trust Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Fund Advisors.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is affiliated with Nationwide Fund Advisors.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Investor Destinations Moderately Conservative Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Investor Destinations Moderately Conservative Fund (Class II at NAV) returned 14.56% versus 12.84% for its composite benchmark, which consists of 40% Standard & Poor’s 500® (S&P 500) Index, 35% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 25% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 179 funds as of December 31, 2009) was 22.97% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The NVIT S&P 500 Index Fund and the NVIT Mid Cap Market Index Fund (with allocations within the Fund of approximately 20% and 10%, respectively) provided the most positive relative returns for the Fund, gaining 26.19% and 36.96%, respectively, during the reporting period. The Russell Midcap® Index as well as all 10 sectors within the S&P 500 Index posted positive returns during the reporting period; the information technology sector led the way within each index with a return of 68.01% and 61.71%, respectively.

What areas of investment detracted from Fund performance?

The smallest relative contribution to the Fund came from the NVIT Money Market Fund, which returned only 0.09% (with an allocation within the Fund of approximately 10%). During the reporting period, yields on money funds were pressured by historically low interest rates on short-term investments – a reflection of the Federal Reserve Board’s efforts to create a favorable environment for U.S. companies and the equity markets.

What is your outlook for the near term?

In considering the markets ahead of us, we think a look back is instructive. We witnessed two very different market environments during the reporting period. January through early March was characterized by the continued deterioration of financial and economic conditions on a global scale that was experienced in 2008. Virtually all equity markets declined dramatically, and investor selling was largely indiscriminate as investors fled from nearly all asset classes with the exception of U.S. Treasury Bonds. In March 2009, however, global equity markets began rallying on the back of new initiatives from the U.S. government, improving economic data and strengthening corporate earnings. We believe the current rally should lead to a return of a more normal market environment, at least as viewed from a historical perspective. Market volatility levels appear to have subsided, liquidity appears to have increased in the credit markets, and investor confidence seems to have improved.

2009 Annual Report 5

NVIT Investor Destinations Moderately Conservative Fund
Continued

The table below lists the target allocation as of December 31, 2009, for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period.

NVIT Investor Destinations Moderately Conservative Fund
Performance of Underlying Investments for Periods Ended December 31, 2009

		Target	1-year	5-year	Since	Inception
Asset Class	Underlying Investment	Allocation *	Return	Return	Inception	Date

Bonds	NVIT Bond Index Fund	35%	5.77%	N/A	5.30%	10/12/2007
	Nationwide Contract	7.5%	3.76%	3.78%	4.21%	3/30/2000
	NVIT Enhanced Income Fund	7.5%	2.70%	N/A	3.01%	4/19/2007

Large-Cap Stocks	NVIT S&P 500 Index Fund	20%	26.19%	N/A	-2.47%	4/28/2006

Mid-Cap Stocks	NVIT Mid Cap Index Fund	10%	36.96%	N/A	-0.77%	4/28/2006

International Stocks	NVIT International Index Fund	10%	29.07%	N/A	-3.13%	4/28/2006

Money Market	NVIT Money Market Fund	10%	0.09%	N/A	5.30%	4/28/2006

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class Y shares for each underlying investment except the Nationwide Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized.

*Target allocations for each underlying investment are as of December 31, 2009.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

6 Annual Report 2009

Fund Performance	NVIT Investor Destinations	Moderately Conservative Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	5 Yr.	Inception[2]

Class II3	14.56%	3.14%	4.00%

Class VI4	14.63%	3.18%	4.04%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on December 12, 2001.

[3]	As of April 30, 2004, all existing shares were designated Class II shares.

[4]	These returns through April 30, 2004 were achieved prior to the creation of Class VI shares and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Expense Ratios

Expense
Ratio*

Class II	0.86%

Class VI	0.86%

*	Current effective prospectus. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Nationwide NVIT Investor Destinations Moderately Conservative Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (formally Lehman Brothers U.S. Aggregate Bond Index)(a), the S&P 500 Index(b), the Citigroup 3-Month T-Bill Index(c), the Moderately Conservative Composite Index(d) and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Moderately Conservative Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderate Composite is a combination of Barclays Capital U.S. Aggregate Bond Index (35%), S&P 500 Index (40%) and Citigroup 3-Month T-Bill Index (25%).

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 7

Shareholder	NVIT Investor Destinations Moderately Conservative Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
NVIT Investor Destinations			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Moderately Conservative Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a,b]	07/01/09 - 12/31/09[a,b]

Class II Shares	Actual		1,000.00	1,104.80	2.97	0.56
	Hypothetical	[c]	1,000.00	1,022.38	2.85	0.56

Class VI Shares	Actual		1,000.00	1,105.30	2.97	0.56
	Hypothetical	[c]	1,000.00	1,022.38	2.85	0.56

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

8 Annual Report 2009

Portfolio Summary	NVIT Investor Destinations Moderately	Conservative Fund
December 31, 2009

Asset Allocation

Fixed Income Funds	44.5%
Equity Funds	40.1%
Fixed Contract	10.5%
Money Market Fund	5.0%
Liabilities in excess of other assets	(0	.1)%

	100.0%

Top Holdings†

NVIT Bond Index Fund, Class Y	34.9%
NVIT S&P 500 Index Fund, Class Y	20.0%
Nationwide Fixed Contract	10.5%
NVIT International Index Fund, Class Y	10.1%
NVIT Mid Cap Index Fund, Class Y	10.0%
NVIT Enhanced Income Fund, Class Y	9.5%
NVIT Money Market Fund, Class Y	5.0%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 9

Statement of Investments
December 31, 2009

NVIT Investor Destinations Moderately Conservative Fund

Mutual Funds 89.6% (a)

	Shares	Market Value

Equity Funds 40.1%
NVIT International Index Fund, Class Y	9,645,173	$78,318,806
NVIT Mid Cap Index Fund, Class Y	5,205,431	77,144,486
NVIT S&P 500 Index Fund, Class Y	19,961,433	154,501,488

Total Equity Funds (cost $328,748,252)		309,964,780

Fixed Income Funds 44.5%
NVIT Bond Index Fund, Class Y	26,475,553	270,315,397
NVIT Enhanced Income Fund, Class Y	7,356,968	73,496,111

Total Fixed Income Funds (cost $339,728,002)		343,811,508

Money Market Fund 5.0%
NVIT Money Market Fund, Class Y, 0.00% (b)	38,729,499	38,729,499

(cost $38,729,499)

Total Mutual Funds (cost $707,205,753)		692,505,787

Fixed Contract 10.5% (a)

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.75% (c)	$81,287,907	81,287,907

Total Fixed Contract (cost $81,287,907)		81,287,907

Total Investments (cost $788,493,660) (d) — 100.1%		773,793,694

Liabilities in excess of other assets — (0.1)%		(421,359)

NET ASSETS — 100.0%		$773,372,335

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of December 31, 2009.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2009

Statement of Assets and Liabilities
December 31, 2009

NVIT Investor
Destinations
Moderately
Conservative Fund

Assets:
Investments in affiliated funds, at value (cost $788,493,660)	$773,793,694
Receivable for capital shares issued	663,154
Prepaid expenses and other assets	2,844

Total Assets	774,459,692

Liabilities:
Payable for investments purchased	591,246
Payable for capital shares redeemed	23,968
Cash overdraft (Note 2)	47,939
Accrued expenses and other payables:
Investment advisory fees	85,097
Distribution fees	163,649
Accounting and transfer agent fees	101,389
Trustee fees	6,565
Custodian fees	4,604
Compliance program costs (Note 3)	4,600
Professional fees	29,894
Printing fees	16,793
Other	11,613

Total Liabilities	1,087,357

Net Assets	$773,372,335

Represented by:
Capital	$788,905,138
Accumulated undistributed net investment income	4,952,168
Accumulated net realized losses from investment transactions	(5,785,005)
Net unrealized appreciation/(depreciation) from investments in affiliated funds	(14,699,966)

Net Assets	$773,372,335

Net Assets:
Class II Shares	$763,511,410
Class VI Shares	9,860,925

Total	$773,372,335

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	77,819,273
Class VI Shares	1,009,204

Total	78,828,477

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$9.81
Class VI Shares	$9.77

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statement of Operations
For the Year Ended December 31, 2009

NVIT Investor
Destinations
Moderately
Conservative Fund

INVESTMENT INCOME:
Interest income from affiliated funds	$2,584,989
Dividend income from affiliated funds	18,313,539

Total Income	20,898,528

EXPENSES:
Investment advisory fees	905,589
Distribution fees Class II Shares	1,722,825
Distribution fees Class VI Shares	19,315
Administrative services fees Class II Shares	1,033,734
Administrative services fees Class VI Shares	11,234
Professional fees	109,814
Printing fees	46,616
Trustee fees	23,386
Custodian fees	27,045
Accounting and transfer agent fees	2,363
Compliance program costs (Note 3)	1,949
Other	40,966

Total expenses before earnings credit	3,944,836
Earnings credit (Note 5)	(13)

Net Expenses	3,944,823

NET INVESTMENT INCOME	16,953,705

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from affiliated funds	2,675,259
Net realized losses from investment transactions with affiliated funds	(41,544,647)

Net realized losses from investment transactions with affiliated funds	(38,869,388)

Net change in unrealized appreciation/(depreciation) from investments with affiliated funds	118,059,191

Net realized/unrealized gains from affiliated funds investments	79,189,803

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$96,143,508

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statements of Changes in Net Assets

	NVIT Investor Destinations Moderately Conservative Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$16,953,705	$20,911,119
Net realized gains/(losses) from investment transactions	(38,869,388)	5,491,038
Net change in unrealized appreciation/(depreciation) from investments	118,059,191	(150,006,341)

Change in net assets resulting from operations	96,143,508	(123,604,184)

Distributions to Shareholders From:
Net investment income:
Class II	(11,965,264)	(23,969,943)
Class VI	(135,338)	(252,507)
Net realized gains:
Class II	(11,097,036)	(38,930,506)
Class VI	(121,325)	(403,847)

Change in net assets from shareholder distributions	(23,318,963)	(63,556,803)

Change in net assets from capital transactions	23,115,606	42,710,991

Change in net assets	95,940,151	(144,449,996)

Net Assets:
Beginning of year	677,432,184	821,882,180

End of year	$773,372,335	$677,432,184

Accumulated undistributed net investment income at end of year	$4,952,168	$—

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$86,479,311	$123,304,036
Dividends reinvested	23,062,300	62,900,449
Cost of shares redeemed	(88,886,901)	(141,186,893)

Total Class II	20,654,710	45,017,592

Class VI Shares
Proceeds from shares issued	6,787,318	3,150,251
Dividends reinvested	256,663	656,354
Cost of shares redeemed (a)	(4,583,085)	(6,113,206)

Total Class VI	2,460,896	(2,306,601)

Change in net assets from capital transactions:	$23,115,606	$42,710,991

SHARE TRANSACTIONS:
Class II Shares
Issued	9,494,046	11,856,676
Reinvested	2,484,683	6,363,595
Redeemed	(9,911,790)	(13,917,393)

Total Class II Shares	2,066,939	4,302,878

Class VI Shares
Issued	732,559	304,143
Reinvested	27,757	66,579
Redeemed	(511,375)	(575,695)

Total Class VI Shares	248,941	(204,973)

Total change in shares:	2,315,880	4,097,905

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Includes redemption fee — see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Moderately Conservative Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return	Period	Net Assets	Net Assets	Net Assets (a)	Turnover (b)

Class II Shares
Year Ended December 31, 2009 (c)	$8.85	0.22	1.05	1.27	(0.16)	(0.15)	(0.31)	$9.81	14.56%	$763,511,410	0.57%	2.43%	0.57%	26.10%
Year Ended December 31, 2008	$11.35	0.28	(1.91)	(1.63)	(0.33)	(0.54)	(0.87)	$8.85	(15.04%)	$670,732,957	0.57%	2.73%	0.57%	23.62%
Year Ended December 31, 2007	$11.35	0.34	0.31	0.65	(0.35)	(0.30)	(0.65)	$11.35	5.86%	$810,970,658	0.55%	3.07%	0.55%	80.89%
Year Ended December 31, 2006	$10.91	0.30	0.60	0.90	(0.31)	(0.15)	(0.46)	$11.35	8.42%	$633,781,962	0.57%	2.69%	0.57%	17.68%
Year Ended December 31, 2005	$10.91	0.28	0.20	0.48	(0.28)	(0.20)	(0.48)	$10.91	4.49%	$525,426,114	0.56%	2.66%	0.56%	11.32%

Class VI Shares
Year Ended December 31, 2009 (c)	$8.81	0.24	1.03	1.27	(0.16)	(0.15)	(0.31)	$9.77	14.63%	$9,860,925	0.57%	2.61%	0.57%	26.10%
Year Ended December 31, 2008	$11.30	0.29	(1.91)	(1.62)	(0.33)	(0.54)	(0.87)	$8.81	(15.03%)	$6,699,227	0.54%	2.64%	0.54%	23.62%
Year Ended December 31, 2007	$11.32	0.35	0.30	0.65	(0.37)	(0.30)	(0.67)	$11.30	5.82%	$10,911,522	0.56%	3.34%	0.56%	80.89%
Year Ended December 31, 2006	$10.90	0.30	0.59	0.89	(0.32)	(0.15)	(0.47)	$11.32	8.39%	$3,631,908	0.57%	2.65%	0.57%	17.68%
Year Ended December 31, 2005	$10.90	0.30	0.20	0.50	(0.30)	(0.20)	(0.50)	$10.90	4.65%	$4,264,903	0.48%	2.65%	0.48%	11.32%

(a)	There were no fee reductions during the period.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Moderately Conservative Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

The Fund is constructed as a “fund of funds,” which means that the Fund pursues its investment objective by allocating the Fund’s investments primarily among other mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Fund also invests in a non-registered Fixed Interest Contract (“Fixed Interest Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset values (“NAV“s) as reported by the Underlying Funds.

The following are the Valuation policies of the Underlying Funds.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short

2009 Annual Report 15

Notes to Financial Statements (Continued)
December 31, 2009

term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Investments held by money market funds are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. A money market fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 of the 1940 act.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Underlying Funds value foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Underlying Funds fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Underlying Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Fund a fixed rate of interest. The fixed interest rate is a minimum of 3.50% (on an annual basis), but may be higher and is currently adjusted on a quarterly basis. During the year ended December 31, 2009, the rate ranged from 3.75% to 3.80%. Because the contract is guaranteed by Nationwide Life, assuming no default, the Fund receives no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions the Fund’s performance may be hurt by its investment in the Nationwide Fixed Contract, Nationwide Fund Advisors (“NFA”) believes that the relatively stable nature of the Nationwide Fixed Contract should reduce the Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. Under most circumstances, the fixed interest contract is valued at par value each day, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: prior day’s par value; prior day’s interest accrued (par multiplied by guaranteed fixed rate); and current day net purchase or redemption.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands

16 Annual Report 2009

disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:

Mutual Funds	$692,505,787	$—	$—	$692,505,787

Fixed Contract	—	81,287,907	—	81,287,907

Total	$692,505,787	$81,287,907	$—	$773,793,694

Amounts designated as “—” are zero or have been rounded to zero.

*  See Statement of Investments for identification of securities by type and industry classification.

(b)	Cash Overdraft

As of December 31, 2009, the Fund at had an overdrawn balance of $47,939 with its custodian bank, JPMorgan Chase Bank, N.A. To offset the overdraft, JPMorgan Chase Bank, N. A. advanced an amount equal to the over-draft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan Chase Bank, N.A. under the custody agreement. This advance is separate from, and was not made pursuant to, the Credit Agreement discussed in Note 5.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or

2009 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2009

temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(e)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

18 Annual Report 2009

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

All assets	0.13%

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. The Fund does not pay a fee for these services.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class II and Class VI of the Fund.

For the year ended December 31, 2009, NFS received $812,459 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $1,949.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25% of Class II and Class VI of the Fund.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management fees of the Underlying Funds and short-term investments the Underlying Funds hold. These expenses are deducted from each of the Underlying Funds’ net assets before their share prices are calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are spread among the Underlying Funds.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class VI shares that were held on behalf of the contract owner the longest will be redeemed first.

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amount of $3,464 from Class VI.

For the year ended December 31, 2008, the Fund had contributions to capital due to the collection of redemption fees in the amount of $2,541 from Class VI.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $184,774,051 and sales of $168,201,337 (excluding short-term securities).

7. Portfolio Investment Risks from Underlying Funds

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s

20 Annual Report 2009

maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return	Total Distributions
Ordinary Income	Capital Gains	Distributions	of Capital	Paid

$12,592,599	$10,726,364	$23,318,963	$—	$23,318,963

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return	Total Distributions
Ordinary Income	Capital Gains	Distributions	of Capital	Paid

$24,870,839	$38,685,964	$63,556,803	$—	$63,556,803

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)	(Deficit)

$4,952,168	$—	$4,952,168	$—	$(5,785,005)	$(14,699,966)	$(15,532,803)

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$788,493,660	$4,266,171	$(18,966,137)	$(14,699,966)

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contributions:

Amount	Expires

$5,785,005	2017

10. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

2009 Annual Report 21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Investor Destinations Moderately Conservative Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

22 Annual Report 2009

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 23.87%.

The Fund designates $10,726,364, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

2009 Annual Report 23

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

24 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

2009 Annual Report 25

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

26 Annual Report 2009

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2009 Annual Report 27

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

28 Annual Report 2009

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NVIT Bond Index Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

34	Statement of Assets and Liabilities

35	Statement of Operations

36	Statements of Changes in Net Assets

37	Financial Highlights

38	Notes to Financial Statements

47	Report of Independent Registered Public Accounting Firm

48	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-BDX (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

The Fund may be subject to interest rate risk. Generally, when interest rates go up, the value of fixed-income securities goes down.

The Fund may be subject to extension risk. When interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

The Fund may be subject to prepayment, call and redemption risks. Certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

The Fund may be subject to liquidity risk, which is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

The Fund may be subject to credit risk. A bond issuer may be unable to pay the interest or principal when due.

The Fund may purchase securities in derivatives, which can be very volatile and carry high transaction costs.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free

2 Annual Report 2009

float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of BlackRock Investment Management, LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of BlackRock Investment Management, LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Bond Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Bond Index Fund (Class Y at NAV) returned 5.77% versus 5.93% for its benchmark, the Barclays Capital (BARCAP) U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Intermediate Investment Grade Debt Funds (consisting of 75 funds as of December 31, 2009) was 12.21% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Contributors to Fund performance during the reporting period included the Fund’s exposure to the following sectors, which provided positive returns for the Fund: Agency Debentures, with a return of 1.95%; Investment-Grade Corporates, with 18.68%; Commercial Mortgage-Backed Securities (CMBS), with 28.45%; Asset-Backed Securities (ABS), with 24.72%; and Agency Mortgages, with 5.89%.

What areas of investment detracted from Fund performance?

The Fund underperformed its benchmark index for the reporting period. Detractors from Fund performance included the Fund’s exposure to Treasuries, which provided negative returns; the sector registered absolute returns of -3.57% for the reporting period.

What is your outlook for the near term?

With the economy experiencing a low-growth recovery and inflationary pressures unlikely to emerge for the near future, fixed-income assets may continue to offer investors attractive return potential. Higher-risk assets performed well in the fourth quarter of 2009, adding to the sizable gains posted during earlier quarters of 2009. We believe that this continued strong performance has caused risk assets to become more fairly valued, especially in the lower quality end of the spectrum.

While attractive opportunities appear to exist in spread sectors, including CMBS, ABS and corporates, we believe that returns will be determined less by overall sector performance and more by individual security selection based on in-depth credit and collateral research.

Subadviser:
BlackRock Investment Management, LLC

Portfolio Managers:
Scott Amero; Curtis Arledge; Matthew Marra; and Andrew Phillips

2009 Annual Report 5

Fund Performance	NVIT Bond Index Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	Inception[2]

Class Y	5.77%	5.75%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on April 20, 2007.

Expense Ratio

Expense
Ratio*

Class Y	0.32%

*	Current effective prospectus. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Bond Index Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Index)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	NVIT Bond Index Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
NVIT Bond Index Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class Y Shares	Actual		1,000.00	1,037.80	1.59	0.31
	Hypothetical	[b]	1,000.00	1,023.64	1.58	0.31

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commissions guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	NVIT Bond Index Fund
December 31, 2009

Asset Allocation

U.S. Government Mortgage Backed Agencies	36.0%
U.S. Treasury Notes	23.7%
Corporate Bonds	20.9%
U.S. Government Sponsored & Agency Obligations	6.8%
Mutual Fund	5.4%
U.S. Treasury Bonds	4.5%
Commercial Mortgage Backed Securities	3.5%
Repurchase Agreements	2.8%
Sovereign Bonds	1.5%
Yankee Dollars	0.8%
Asset-Backed Securities	0.6%
Municipal Bonds	0.4%
Liabilities in excess of other assets	(6	.9)%

	100.0%

Top Industries†

Diversified Financial Services	5.6%
Commercial Banks	2.8%
Capital Markets	1.4%
Media	1.2%
Oil, Gas & Consumable Fuels	1.2%
Diversified Telecommunication Services	1.2%
Electric Utilities	1.1%
Insurance	0.9%
Pharmaceuticals	0.9%
Supranational	0.9%
Other Industries*	82.8%

100.0%

Top Holdings†

Invesco AIM Liquid Assets Portfolio 0.18%	5.0%
Fannie Mae Pool, 6.00%, 9/1/2037	3.5%
Freddie Mac Gold Pool TBA, 5.00%, 1/15/2039	3.5%
Fannie Mae Pool, 5.00%, 5/1/2033	3.0%
Freddie Mac Gold Pool, 6.00%, 12/1/2038	2.8%
Freddie Mac Gold Pool, 5.50%, 5/1/2039	2.1%
U.S. Treasury Note, 4.50%, 9/30/2011	1.9%
U.S. Treasury Note, 1.38%, 9/15/2012	1.8%
U.S. Treasury Note, 3.63%, 8/15/2019	1.6%
Fannie Mae Pool TBA, 5.50%, 1/25/2024	1.6%
Other Holdings*	73.2%

100.0%

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

NVIT Bond Index Fund

Asset-Backed Securities 0.6%

	Principal Amount	Market Value

Automobile Asset-Backed Securities 0.3%
USAA Auto Owner Trust, Series 2008-3, Class A3, 4.28%, 10/15/12	$4,750,000	$4,875,532

Credit Card Asset-Backed Securities 0.2%
Citibank Credit Card Issuance Trust, Series 2006-A4, Class A4, 5.45%, 05/10/13	3,321,000	3,495,374

Home Equity Asset-Backed Securities 0.1%
Aegis Asset Backed Securities Trust, Series 2006-1, Class A1, 0.31%, 01/25/37 (a)	869,583	852,479

Total Asset-Backed Securities (cost $9,023,623)		9,223,385

Commercial Mortgage Backed Securities 3.5%

Capital Markets 0.2%
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A5 5.28%, 08/10/38 (a)	3,067,000	2,997,555

Commercial Banks 1.0%
Commercial Mortgage Pass Through Certificates, Series 2005-LP5, Class A4 4.98%, 05/10/43 (a)	5,820,000	5,777,171
CW Capital Cobalt Ltd., Series 2007-C3, Class A4 5.82%, 05/15/46 (a)	2,080,000	1,702,671
First Union National Bank Commercial Mortgage, Series 2000-C2, Class A2 7.20%, 10/15/32	3,236,538	3,307,473
Wachovia Bank Commercial Mortgage Trust Series 2002-C1, Class C, 6.55%, 04/15/34	1,711,000	1,764,950
Series 2007-C33, Class A4, 5.90%, 02/15/51 (a)	1,945,000	1,597,306

		14,149,571

Diversified Financial Services 2.3%
Banc of America Commercial Mortgage, Inc. Series 2006-6, Class A4, 5.36%, 10/10/45	4,070,000	3,648,658
Series 2007-1, Class A4, 5.45%, 01/15/49	2,295,000	2,023,853
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PWR8, Class AJ 4.75%, 06/11/41	1,991,000	1,546,291
Citigroup Commercial Mortgage Trust,
Series 2008-C7, Class A4
6.09%, 12/10/49 (a)	3,271,583	2,937,696
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2001-CIB3, Class C, 6.84%, 11/15/35 (a)(b)	1,858,000	1,770,185
Series 2001-CIBC, Class B, 6.45%, 03/15/33	3,746,000	3,861,402
Series 2005-LDP4, Class AM, 5.00%, 10/15/42 (a)	2,224,000	1,873,849
Series 2006-LDP7, Class A4, 5.87%, 04/15/45 (a)	3,339,000	3,217,592
Series 2007-CB18, Class AM, 5.47%, 06/12/47 (a)	420,000	301,418
Series 2007-LD12, Class A2, 5.83%, 02/15/51	2,200,000	2,255,782
LB-UBS Commercial Mortgage Trust
Series 2003-C8, Class A4, 5.12%, 11/15/32 (a)	3,109,000	3,061,213
Series 2007-C1, Class A2, 5.32%, 02/15/40	2,140,000	2,179,047
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-A7, Class 2A1 5.37%, 09/25/35 (a)	1,202,867	1,069,620
Morgan Stanley Capital I Series 2005-T19, Class A2, 4.73%, 06/12/47	3,097,000	3,115,560
Series 2007-IQ14, Class A4, 5.69%, 04/15/49 (a)	2,080,000	1,752,680

		34,614,846

Total Commercial Mortgage Backed Securities (cost $50,347,328)		51,761,972

Corporate Bonds 20.9%

Aerospace & Defense 0.6%
Boeing Co.,
4.88%, 02/15/20	1,100,000	1,102,982
General Dynamics Corp.,
4.25%, 05/15/13	250,000	263,565
Goodrich Corp.
6.29%, 07/01/16	354,000	379,740
6.80%, 07/01/36	185,000	198,339

2009 Annual Report 9

Statement of Investments (Continued)
December 31, 2009

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

Aerospace & Defense (continued)

Honeywell International, Inc.
6.13%, 11/01/11	$147,000	$160,247
5.40%, 03/15/16	705,000	765,311
5.30%, 03/01/18	840,000	885,973
Lockheed Martin Corp.
7.65%, 05/01/16	177,000	210,466
Series B,
6.15%, 09/01/36	354,000	374,660
McDonnell Douglas Corp.,
9.75%, 04/01/12	600,000	690,998
Northrop Grumman Systems Corp.
7.13%, 02/15/11	611,000	646,791
7.75%, 02/15/31	118,000	145,794
Raytheon Co.
5.50%, 11/15/12	88,000	96,644
6.40%, 12/15/18	206,000	234,148
7.00%, 11/01/28	133,000	154,049
Rockwell Collins, Inc.,
4.75%, 12/01/13	295,000	307,656
United Technologies Corp.
6.35%, 03/01/11	398,000	421,829
4.88%, 05/01/15	545,000	585,000
6.13%, 07/15/38	400,000	433,344

		8,057,536

Air Freight & Logistics 0.0%
United Parcel Service of America, Inc.
8.38%, 04/01/20	118,000	149,155
8.38%, 04/01/30 (c)	177,000	226,491
United Parcel Service, Inc., 6.20%, 01/15/38	295,000	327,050

		702,696

Airlines 0.0%
Qantas Airways Ltd., 6.05%, 04/15/16 (b)	177,000	178,555
Southwest Airlines Co., 5.13%, 03/01/17	147,000	141,088

		319,643

Auto Components 0.0%
Johnson Controls, Inc.
5.25%, 01/15/11 (d)	177,000	185,745
4.88%, 09/15/13	177,000	182,054

		367,799

Automobiles 0.2%
Daimler Finance North America LLC
5.88%, 03/15/11	1,987,000	2,077,558
7.30%, 01/15/12	389,000	422,898
6.50%, 11/15/13	487,000	533,866

		3,034,322

Beverages 0.3%
Anheuser-Busch Cos., Inc.
4.38%, 01/15/13	29,000	29,673
5.00%, 03/01/19	236,000	230,234
5.75%, 04/01/36	324,000	307,596
6.00%, 11/01/41	147,000	139,798
Bottling Group LLC,
4.63%, 11/15/12	413,000	442,727
Coca-Cola Bottling Co. Consolidated, 5.00%, 11/15/12	88,000	92,982
Coca-Cola Enterprises, Inc.
8.50%, 02/01/12	354,000	398,522
7.38%, 03/03/14	480,000	556,607
6.95%, 11/15/26	147,000	165,696
Diageo Finance BV, 5.30%, 10/28/15	649,000	700,227
Miller Brewing Co., 5.50%, 08/15/13 (b)	147,000	156,517
Pepsi Bottling Group, Inc., Series B, 7.00%, 03/01/29	206,000	240,668
PepsiAmericas, Inc., 4.88%, 01/15/15	442,000	469,324
PepsiCo, Inc., 7.90%, 11/01/18	700,000	859,078

		4,789,649

Biotechnology 0.1%
Amgen, Inc., 6.40%, 02/01/39	600,000	658,360
Genentech, Inc., 5.25%, 07/15/35	88,000	84,766

		743,126

Capital Markets 1.3%
Bank of New York Mellon Corp. (The), 5.13%, 08/27/13	450,000	485,787
Credit Suisse Guernsey, 5.86%, 05/15/17 (a)(e)	400,000	348,000
Credit Suisse USA, Inc.
6.13%, 11/15/11	265,000	285,772
6.50%, 01/15/12	354,000	385,219
5.13%, 01/15/14	171,000	182,553
5.85%, 08/16/16	400,000	426,672
7.13%, 07/15/32	555,000	648,351
Deutsche Bank AG, 4.88%, 05/20/13	1,250,000	1,327,973

10 Annual Report 2009

Corporate Bonds (continued)
	Principal Amount	Market Value

Capital Markets (continued)

Deutsche Bank Financial LLC, 5.38%, 03/02/15	$177,000	$184,614
Goldman Sachs Capital I, 6.35%, 02/15/34	1,250,000	1,170,324
Goldman Sachs Capital II, 5.79%, 06/01/12 (a)(e)	575,000	445,625
Goldman Sachs Group, Inc. (The)
6.60%, 01/15/12	103,000	111,975
5.25%, 10/15/13	870,000	923,951
5.13%, 01/15/15	664,000	697,700
5.35%, 01/15/16	1,077,000	1,118,642
5.63%, 01/15/17	1,000,000	1,021,360
6.13%, 02/15/33	1,150,000	1,154,867
6.75%, 10/01/37	500,000	513,944
Jefferies Group, Inc., 6.25%, 01/15/36	177,000	141,050
Morgan Stanley
5.05%, 01/21/11	1,030,000	1,068,301
6.60%, 04/01/12	501,000	545,085
5.30%, 03/01/13	664,000	699,853
4.75%, 04/01/14	590,000	593,391
5.45%, 01/09/17	1,325,000	1,339,199
7.30%, 05/13/19	700,000	786,051
7.25%, 04/01/32	324,000	368,551
UBS AG/Stamford Branch
5.88%, 07/15/16	1,121,000	1,134,978
Series DPNT,
5.88%, 12/20/17	350,000	359,692
UBS Preferred Funding Trust I, 8.62%, 10/01/10 (a)(e)	475,000	441,973
UBS Preferred Funding Trust V,
Series 1,
6.24%, 05/15/16 (a)(e)	275,000	215,188

		19,126,641

Chemicals 0.2%
Albemarle Corp., 5.10%, 02/01/15	118,000	117,647
Cytec Industries, Inc., 6.00%, 10/01/15	162,000	170,784
Dow Chemical Co. (The)
6.00%, 10/01/12	590,000	634,667
8.55%, 05/15/19	585,000	697,990
EI Du Pont de Nemours & Co., 5.25%, 12/15/16	885,000	935,390
Lubrizol Corp.
5.50%, 10/01/14	354,000	376,837
6.50%, 10/01/34	147,000	150,270
Praxair, Inc., 3.95%, 06/01/13	177,000	184,485

		3,268,070

Commercial Banks 2.1%
Bank of Tokyo-Mitsubishi UFJ Ltd., 7.40%, 06/15/11	354,000	381,728
Bank One Corp.
5.25%, 01/30/13	147,000	155,888
8.00%, 04/29/27	290,000	350,831
BB&T Corp., 4.75%, 10/01/12	236,000	245,679
Charter One Bank NA,
Series AI,
6.38%, 05/15/12	700,000	714,704
Comerica, Inc., 4.80%, 05/01/15	177,000	163,713
Eksportfinans ASA, 5.50%, 05/25/16	383,000	412,640
HSBC Bank USA NA
4.63%, 04/01/14	590,000	615,897
5.63%, 08/15/35	250,000	231,163
HSBC Holdings PLC
6.50%, 05/02/36	400,000	419,530
6.50%, 09/15/37	600,000	626,875
JPMorgan Chase Bank NA
Series AI,
5.88%, 06/13/16	442,000	463,794
6.00%, 07/05/17	2,210,000	2,341,957
KeyBank NA
5.70%, 08/15/12	265,000	272,804
5.80%, 07/01/14	147,000	143,077
6.95%, 02/01/28	225,000	192,836
Kreditanstalt fuer Wiederaufbau
3.50%, 03/10/14	2,915,000	2,995,655
4.13%, 10/15/14	708,000	741,945
4.38%, 07/21/15 (d)	2,145,000	2,180,004
Landwirtschaftliche Rentenbank, 5.13%, 02/01/17	750,000	804,209
Marshall & Ilsley Bank, 5.25%, 09/04/12	162,000	143,592
Mellon Funding Corp.
6.40%, 05/14/11	265,000	281,242
5.00%, 12/01/14	265,000	282,316
National City Bank, 6.20%, 12/15/11	300,000	319,459
National City Corp., 4.90%, 01/15/15	354,000	361,639
Oesterreichische Kontrollbank AG
4.50%, 03/09/15	236,000	246,583
4.88%, 02/16/16 (d)	350,000	368,208
PNC Funding Corp., 5.25%, 11/15/15	354,000	364,041
Regions Bank, 3.25%, 12/09/11	3,560,000	3,694,169
St. George Bank Ltd., 5.30%, 10/15/15 (b)	236,000	234,211

2009 Annual Report 11

Statement of Investments (Continued)
December 31, 2009

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

Commercial Banks (continued)

SunTrust Bank
5.20%, 01/17/17	$177,000	$167,099
5.45%, 12/01/17	183,000	174,043
UnionBanCal Corp., 5.25%, 12/16/13	206,000	211,626
US Bank NA
6.38%, 08/01/11	501,000	538,567
4.95%, 10/30/14	265,000	281,062
4.80%, 04/15/15	133,000	139,561
USB Capital IX, 6.19%, 04/15/11 (a)(e)	450,000	361,688
Wachovia Bank NA
5.60%, 03/15/16	708,000	724,198
6.60%, 01/15/38	1,000,000	1,055,479
Wachovia Capital Trust III, 5.80%, 03/15/11 (a)(e)	850,000	650,250
Wachovia Corp.
5.30%, 10/15/11	2,065,000	2,192,039
4.88%, 02/15/14	183,000	186,112
5.50%, 08/01/35	487,000	429,857
Wells Fargo & Co.
5.13%, 09/15/16	206,000	205,536
5.38%, 02/07/35	457,000	422,841
Wells Fargo Capital X, 5.95%, 12/15/36	875,000	761,250
Wells Fargo Capital XIII, 7.70%, 03/26/13 (a)(e)	1,075,000	1,042,750

		30,294,347

Commercial Services & Supplies 0.2%
Pitney Bowes, Inc.
4.75%, 01/15/16	295,000	306,799
4.75%, 05/15/18	88,000	89,085
RR Donnelley & Sons Co.
4.95%, 04/01/14	118,000	118,036
6.13%, 01/15/17	700,000	692,026
Science Applications International Corp., 5.50%, 07/01/33	177,000	156,216
TTX Co., 4.90%, 03/01/15 (b)	221,000	205,577
Waste Management, Inc.
6.38%, 11/15/12	206,000	226,623
6.38%, 03/11/15	500,000	554,067
7.00%, 07/15/28	162,000	174,476

		2,522,905

Communications Equipment 0.1%
Cisco Systems, Inc.
5.25%, 02/22/11	295,000	309,552
5.50%, 02/22/16	425,000	466,607
5.90%, 02/15/39	500,000	505,543
Motorola, Inc.
7.63%, 11/15/10	159,000	164,727
7.50%, 05/15/25	206,000	197,111

		1,643,540

Computers & Peripherals 0.2%
Dell, Inc., 7.10%, 04/15/28	206,000	222,773
Hewlett-Packard Co.
6.50%, 07/01/12	292,000	322,590
5.50%, 03/01/18	800,000	850,674
International Business Machines Corp.
4.75%, 11/29/12	516,000	554,362
5.88%, 11/29/32	983,000	1,008,595

		2,958,994

Construction Materials 0.1%
CRH America, Inc., 6.00%, 09/30/16	885,000	924,348
Lafarge SA, 6.50%, 07/15/16	265,000	280,952

		1,205,300

Consumer Finance 0.4%
American Express Co.
4.88%, 07/15/13	1,348,000	1,406,476
8.13%, 05/20/19	845,000	1,001,377
6.80%, 09/01/66 (a)	290,000	259,550
Boeing Capital Corp., 6.10%, 03/01/11	50,000	52,851
Capital One Bank USA NA, 5.13%, 02/15/14	765,000	795,838
Capital One Capital III, 7.69%, 08/15/36	250,000	230,000
Capital One Capital IV, 6.75%, 02/17/37 (a)	185,000	153,550
Capital One Financial Corp., 5.25%, 02/21/17	304,000	298,796
HSBC Finance Corp.
7.00%, 05/15/12	811,000	881,850
5.25%, 04/15/15	265,000	275,313
SLM Corp.,
Series A,
5.38%, 05/15/14	1,091,000	1,006,306

		6,361,907

Diversified Financial Services 3.6%
Associates Corp of North America, 6.95%, 11/01/18	339,000	342,764
AXA Financial, Inc., 7.00%, 04/01/28	133,000	126,522

12 Annual Report 2009

Corporate Bonds (continued)
	Principal Amount	Market Value

Diversified Financial Services (continued)

Bank of America Corp.
4.38%, 12/01/10	$590,000	$609,091
5.38%, 08/15/11	383,000	402,064
2.10%, 04/30/12	2,325,000	2,346,462
4.88%, 09/15/12	289,000	302,827
4.88%, 01/15/13	649,000	674,933
4.75%, 08/01/15	619,000	623,961
5.25%, 12/01/15	737,000	741,606
5.63%, 10/14/16	1,460,000	1,480,370
Bank of America NA
6.00%, 06/15/16	295,000	303,504
5.30%, 03/15/17	200,000	196,018
Bear Stearns Cos. LLC (The)
5.70%, 11/15/14	369,000	406,023
5.30%, 10/30/15	177,000	187,205
4.65%, 07/02/18	354,000	341,007
BP Capital Markets America, Inc., 4.20%, 06/15/18	147,000	135,693
BSKYB Finance UK PLC, 5.63%, 10/15/15 (b)	147,000	160,442
Caterpillar Financial Services Corp.
5.05%, 12/01/10	590,000	613,815
6.13%, 02/17/14	1,400,000	1,564,556
5.50%, 03/15/16	295,000	311,587
Citigroup Funding, Inc.
1.25%, 06/03/11	895,000	897,869
2.25%, 12/10/12	1,485,000	1,496,657
Citigroup, Inc.
6.50%, 01/18/11	133,000	139,080
5.13%, 02/14/11	88,000	90,797
6.00%, 02/21/12	147,000	155,188
5.25%, 02/27/12	1,750,000	1,808,126
5.63%, 08/27/12	295,000	303,428
5.50%, 10/15/14	2,100,000	2,126,315
5.30%, 01/07/16	1,979,000	1,925,676
5.85%, 08/02/16	413,000	404,360
6.63%, 06/15/32	333,000	302,816
5.88%, 02/22/33	118,000	99,538
5.85%, 12/11/34	525,000	463,191
5.88%, 05/29/37	250,000	220,296
EnCana Holdings Finance Corp., 5.80%, 05/01/14	634,000	692,137
General Electric Capital Corp.
1.80%, 03/11/11	5,830,000	5,895,762
5.50%, 04/28/11	413,000	435,404
Series A,
5.88%, 02/15/12	59,000	63,211
Series A,
6.00%, 06/15/12	263,000	283,490
4.88%, 03/04/15	619,000	643,018
5.00%, 01/08/16	295,000	298,367
5.40%, 02/15/17	585,000	597,046
5.63%, 09/15/17	2,000,000	2,060,460
Series A,
6.75%, 03/15/32	1,128,000	1,150,069
6.15%, 08/07/37	1,200,000	1,133,189
6.38%, 11/15/67 (a)	925,000	802,438
JPMorgan Chase & Co.
4.50%, 11/15/10	872,000	901,424
2.63%, 12/01/10	7,120,000	7,259,965
4.60%, 01/17/11	590,000	610,404
6.63%, 03/15/12	643,000	701,939
3.70%, 01/20/15	805,000	807,381
4.75%, 03/01/15	254,000	264,149
5.15%, 10/01/15	501,000	518,808
JPMorgan Chase Bank NA, 6.00%, 10/01/17	1,000,000	1,070,674
National Rural Utilities Cooperative Finance Corp.
4.75%, 03/01/14	324,000	344,110
5.45%, 04/10/17	850,000	886,485
Series C, 8.00%, 03/01/32	159,000	190,143
Nissan Motor Acceptance Corp., 4.63%, 03/08/10 (b)	307,000	306,875
Principal Life Global Funding I, 5.25%, 01/15/13 (b)	879,000	894,827
State Street Capital Trust III, 8.25%, 03/15/42 (a)	180,000	184,358
TIAA Global Markets, Inc., 4.95%, 07/15/13 (b)	1,254,000	1,341,260
UFJ Finance Aruba AEC, 6.75%, 07/15/13	354,000	394,128

		53,035,308

Diversified Telecommunication Services 1.3%
Ameritech Capital Funding Corp., 6.45%, 01/15/18	88,000	92,587
AT&T, Inc.
5.30%, 11/15/10	383,000	398,145
6.25%, 03/15/11	475,000	503,012
5.88%, 08/15/12	425,000	463,975
4.95%, 01/15/13	1,500,000	1,600,320
5.10%, 09/15/14	1,003,000	1,078,887
5.63%, 06/15/16	295,000	316,901
6.15%, 09/15/34	1,161,000	1,147,653
BellSouth Corp.
6.00%, 10/15/11	838,000	906,143
5.20%, 09/15/14	501,000	536,567
6.55%, 06/15/34	177,000	181,556
Deutsche Telekom International Finance BV
5.25%, 07/22/13	737,000	782,332
5.75%, 03/23/16	697,000	740,111
8.75%, 06/15/30	369,000	474,575

2009 Annual Report 13

Statement of Investments (Continued)
December 31, 2009

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

Diversified Telecommunication Services (continued)

Embarq Corp., 7.08%, 06/01/16	$133,000	$146,909
France Telecom SA
7.75%, 03/01/11	383,000	410,488
8.50%, 03/01/31	407,000	541,641
GTE Corp.
6.84%, 04/15/18	206,000	225,664
6.94%, 04/15/28	147,000	150,807
Telecom Italia Capital SA
6.20%, 07/18/11	206,000	218,043
4.95%, 09/30/14	295,000	305,761
5.25%, 10/01/15	940,000	982,814
6.00%, 09/30/34	230,000	217,508
Telefonica Emisiones SAU, 6.42%, 06/20/16	1,770,000	1,964,580
Telefonos de Mexico SAB de CV, 5.50%, 01/27/15	236,000	243,302
Verizon Communications, Inc.
4.90%, 09/15/15	590,000	626,225
8.75%, 11/01/18	550,000	686,960
6.35%, 04/01/19	200,000	220,646
5.85%, 09/15/35	118,000	115,066
Verizon Global Funding Corp.
7.25%, 12/01/10	537,000	567,489
6.88%, 06/15/12	295,000	326,601
7.38%, 09/01/12	522,000	588,407
4.38%, 06/01/13	369,000	387,203
7.75%, 12/01/30	1,190,000	1,397,986

		19,546,864

Electric Utilities 1.2%
Alabama Power Co., 5.70%, 02/15/33	574,000	578,305
Ameren Energy Generating Co.,
Series F, 7.95%, 06/01/32	105,000	108,442
American Electric Power Co., Inc., 5.25%, 06/01/15	192,000	198,895
Appalachian Power Co.,
Series L, 5.80%, 10/01/35	206,000	194,414
Arizona Public Service Co., 5.50%, 09/01/35	215,000	182,624
Baltimore Gas & Electric Co., 5.90%, 10/01/16	1,135,000	1,196,492
Cleveland Electric Illuminating Co. (The), 5.50%, 08/15/24	400,000	396,294
Commonwealth Edison Co.,
Series 98, 6.15%, 03/15/12	118,000	127,296
Consolidated Edison Co. of New York, Inc.
Series 02-B, 4.88%, 02/01/13	124,000	132,137
Series 05-C, 5.38%, 12/15/15	177,000	191,278
Series 03-A, 5.88%, 04/01/33	118,000	120,003
Duke Energy Carolinas LLC, 6.25%, 01/15/12	1,650,000	1,783,851
Duke Energy Corp., 5.05%, 09/15/19	1,200,000	1,196,002
Duke Energy Ohio, Inc.
5.70%, 09/15/12	41,000	44,465
Series A, 5.40%, 06/15/33	74,000	68,527
Entergy Gulf States, Inc., 5.25%, 08/01/15	81,000	79,924
Entergy Mississippi, Inc., 5.15%, 02/01/13	289,000	301,121
Exelon Corp.
4.90%, 06/15/15	413,000	426,051
5.63%, 06/15/35	836,000	755,982
FirstEnergy Corp.,
Series C, 7.38%, 11/15/31	663,000	718,627
Florida Power & Light Co.
4.85%, 02/01/13	147,000	155,610
5.85%, 02/01/33	100,000	101,765
5.95%, 10/01/33	77,000	80,601
5.40%, 09/01/35	130,000	126,628
5.65%, 02/01/37	450,000	453,660
Florida Power Corp., 5.90%, 03/01/33	318,000	324,404
Georgia Power Co.,
Series K, 5.13%, 11/15/12	106,000	114,281
Metropolitan Edison Co., 4.88%, 04/01/14	236,000	244,957
MidAmerican Energy Co., 5.80%, 10/15/36	550,000	554,355
Midamerican Energy Holdings Co., 5.88%, 10/01/12	1,334,000	1,452,849
New York State Electric & Gas Corp., 5.75%, 05/01/23	59,000	55,879
Ohio Power Co.,
Series G, 6.60%, 02/15/33	236,000	246,274
Oncor Electric Delivery Co. LLC
6.38%, 05/01/12	552,000	596,185
6.38%, 01/15/15	692,000	754,860

14 Annual Report 2009

Corporate Bonds (continued)
	Principal Amount	Market Value

Electric Utilities (continued)

Pacific Gas & Electric Co.
4.80%, 03/01/14	$472,000	$501,263
6.25%, 03/01/39	600,000	642,925
PacifiCorp, 5.25%, 06/15/35	177,000	167,704
Pepco Holdings, Inc.
6.45%, 08/15/12	106,000	113,767
7.45%, 08/15/32	118,000	124,790
Progress Energy, Inc.
7.10%, 03/01/11	122,000	129,128
7.75%, 03/01/31	236,000	277,480
Public Service Co. of Colorado,
Series 15, 5.50%, 04/01/14	251,000	272,516
Public Service Electric & Gas Co.,
Series B, 5.13%, 09/01/12	195,000	209,170
Scottish Power Ltd., 5.81%, 03/15/25	118,000	114,732
Southern California Edison Co.
6.00%, 01/15/34	177,000	186,502
Series 05-B, 5.55%, 01/15/36	436,000	433,556
SPI Electricity & Gas Australia Holdings Pty Ltd., 6.15%, 11/15/13 (b)	189,000	197,247
Virginia Electric and Power Co.,
Series A, 5.40%, 01/15/16	147,000	155,158
Westar Energy, Inc., 6.00%, 07/01/14	265,000	287,212
Wisconsin Electric Power Co., 5.63%, 05/15/33	59,000	59,255

		17,935,443

Electrical Equipment 0.0%
Emerson Electric Co., 6.00%, 08/15/32	83,000	87,441

Energy Equipment & Services 0.2%
Anadarko Finance Co.
Series B, 6.75%, 05/01/11	118,000	124,695
Series B, 7.50%, 05/01/31	298,000	334,310
Apache Finance Canada Corp., 4.38%, 05/15/15	487,000	507,773
Conoco Funding Co., 6.35%, 10/15/11	767,000	834,466
ConocoPhillips Australia Funding Co., 5.50%, 04/15/13	324,000	351,848
Halliburton Co., 6.70%, 09/15/38	400,000	451,821
Motiva Enterprises LLC, 5.20%, 09/15/12 (b)	74,000	76,038
Nabors Industries, Inc., 5.38%, 08/15/12	41,000	43,225
Transocean, Inc., 7.50%, 04/15/31	177,000	201,906

		2,926,082

Food & Staples Retailing 0.5%
Costco Wholesale Corp., 5.50%, 03/15/17	850,000	907,190
CVS Caremark Corp., 6.25%, 06/01/27	795,000	808,475
Kroger Co. (The)
6.80%, 04/01/11	201,000	213,440
6.20%, 06/15/12	236,000	257,099
7.50%, 04/01/31	257,000	299,143
Safeway, Inc.
6.50%, 03/01/11	236,000	249,438
5.80%, 08/15/12	206,000	222,489
5.63%, 08/15/14	177,000	190,851
Sysco Corp., 5.38%, 09/21/35	106,000	104,466
Wal-Mart Stores, Inc.
4.13%, 02/15/11	383,000	396,729
5.00%, 04/05/12 (d)	1,800,000	1,936,321
3.20%, 05/15/14	900,000	916,516
7.55%, 02/15/30	118,000	146,209
5.25%, 09/01/35	708,000	696,190

		7,344,556

Food Products 0.3%
Archer-Daniels-Midland Co.
5.94%, 10/01/32	345,000	346,894
5.38%, 09/15/35	147,000	141,735
Bunge Ltd. Finance Corp., 5.10%, 07/15/15	88,000	87,248
Cadbury Schweppes US Finance LLC, 5.13%, 10/01/13 (b)	177,000	184,077
Campbell Soup Co., 4.88%, 10/01/13	236,000	254,977
ConAgra Foods, Inc.
6.75%, 09/15/11	10,000	10,797
7.00%, 10/01/28	221,000	236,832
General Mills, Inc., 6.00%, 02/15/12	267,000	288,273
H.J. Heinz Finance Co.
6.00%, 03/15/12	350,000	375,440
6.75%, 03/15/32	88,000	93,892

2009 Annual Report 15

Statement of Investments (Continued)
December 31, 2009

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

Food Products (continued)

Kellogg Co.,
Series B, 7.45%, 04/01/31	$147,000	$178,224
Kraft Foods, Inc.
5.63%, 11/01/11	468,000	497,047
6.00%, 02/11/13	550,000	589,824
6.50%, 11/01/31	189,000	189,855
7.00%, 08/11/37	500,000	532,505
Sara Lee Corp., 6.25%, 09/15/11	251,000	267,791
Unilever Capital Corp.
7.13%, 11/01/10	324,000	341,526
5.90%, 11/15/32	206,000	219,668

		4,836,605

Gas Utilities 0.3%
AGL Capital Corp., 4.45%, 04/15/13	177,000	181,343
Atmos Energy Corp.
5.13%, 01/15/13	133,000	139,991
4.95%, 10/15/14	265,000	277,671
Boardwalk Pipelines LP, 5.20%, 06/01/18	88,000	83,736
CenterPoint Energy Resources Corp.,
Series B, 7.88%, 04/01/13	354,000	398,736
Colonial Pipeline Co., 7.63%, 04/15/32 (b)	215,000	256,501
Consolidated Natural Gas Co.,
Series A, 5.00%, 12/01/14	1,069,000	1,138,496
Kern River Funding Corp., 4.89%, 04/30/18 (b)	66,950	66,783
Southern California Gas Co., 4.80%, 10/01/12	383,000	409,975
Texas Eastern Transmission LP, 7.30%, 12/01/10	1,000,000	1,051,510

		4,004,742

Health Care Equipment & Supplies 0.1%
Baxter International, Inc., 5.38%, 06/01/18	400,000	424,534
Covidien International Finance SA, 6.00%, 10/15/17	400,000	432,343

		856,877

Health Care Providers & Services 0.2%
Aetna, Inc., 6.00%, 06/15/16	550,000	577,434
Baxter International, Inc., 4.63%, 03/15/15	77,000	81,630
Quest Diagnostics, Inc., 5.45%, 11/01/15	324,000	350,276
UnitedHealth Group, Inc.
5.38%, 03/15/16	295,000	303,595
5.80%, 03/15/36	708,000	634,539
WellPoint, Inc.
5.00%, 12/15/14	1,036,000	1,077,770
5.25%, 01/15/16	324,000	327,053
5.95%, 12/15/34	118,000	111,843

		3,464,140

Hotels, Restaurants & Leisure 0.1%
McDonald’s Corp., 5.35%, 03/01/18	360,000	385,999
Yum! Brands, Inc.
8.88%, 04/15/11	118,000	127,685
6.88%, 11/15/37	600,000	648,296

		1,161,980

Household Durables 0.0%
Black & Decker Corp., 4.75%, 11/01/14	230,000	235,555
Fortune Brands, Inc., 5.38%, 01/15/16	265,000	263,768
MDC Holdings, Inc., 5.50%, 05/15/13	147,000	147,690
Toll Brothers Finance Corp., 6.88%, 11/15/12	7,000	7,332

		654,345

Household Products 0.1%
Kimberly-Clark Corp.
5.63%, 02/15/12	295,000	317,822
4.88%, 08/15/15	800,000	861,777
Procter & Gamble Co. (The)
4.85%, 12/15/15	177,000	192,866
5.80%, 08/15/34	545,000	579,853

		1,952,318

Independent Power Producers & Energy Traders 0.1%
PSEG Power LLC
6.95%, 06/01/12	74,000	80,842
5.50%, 12/01/15	413,000	438,731
Southern Power Co.,
Series B, 6.25%, 07/15/12	251,000	273,345

		792,918

16 Annual Report 2009

Corporate Bonds (continued)
	Principal Amount	Market Value

Industrial Conglomerates 0.1%
3M Co., 5.70%, 03/15/37	$415,000	$433,088
General Electric Co., 5.00%, 02/01/13	929,000	982,845

		1,415,933

Insurance 0.9%
ACE INA Holdings, Inc., 5.88%, 06/15/14	560,000	607,369
AIG Life Holdings US, Inc., 7.50%, 07/15/25	147,000	119,462
AIG SunAmerica Global Financing X, 6.90%, 03/15/32 (b)	413,000	336,946
Allstate Corp. (The)
6.13%, 02/15/12	254,000	275,025
6.13%, 12/15/32	118,000	118,224
5.55%, 05/09/35	88,000	84,745
5.95%, 04/01/36	118,000	119,322
6.13%, 05/15/37 (a)	195,000	169,650
6.50%, 05/15/57 (a)	195,000	168,675
American International Group, Inc.
5.05%, 10/01/15	147,000	122,635
5.60%, 10/18/16	585,000	484,109
Berkshire Hathaway Finance Corp.
4.75%, 05/15/12	1,090,000	1,162,012
4.85%, 01/15/15	354,000	379,008
Chubb Corp.
6.00%, 05/11/37	315,000	323,998
6.38%, 03/29/67 (a)	400,000	372,000
Farmers Insurance Exchange, 8.63%, 05/01/24 (b)	400,000	386,696
Genworth Financial, Inc.
5.75%, 06/15/14	88,000	84,163
6.50%, 06/15/34	206,000	165,107
Hartford Financial Services Group, Inc.
4.75%, 03/01/14	118,000	114,366
6.10%, 10/01/41	59,000	47,152
Infinity Property & Casualty Corp.,
Series B, 5.50%, 02/18/14	118,000	115,317
Lincoln National Corp., 6.15%, 04/07/36	440,000	395,774
Marsh & McLennan Cos., Inc.
6.25%, 03/15/12	103,000	108,705
5.75%, 09/15/15	43,000	44,861
MetLife, Inc.
6.13%, 12/01/11	640,000	688,018
5.50%, 06/15/14	265,000	281,023
5.70%, 06/15/35	659,000	650,814
6.40%, 12/15/66	500,000	437,500
Metropolitan Life Global Funding I, 5.13%, 06/10/14 (b)	750,000	793,723
Nationwide Financial Services, Inc., 6.75%, 05/15/67	105,000	81,865
Nationwide Mutual Insurance Co.,
Series 144a, 5.81%, 12/15/24 (a)(b)	295,000	233,050
New York Life Insurance Co., 5.88%, 05/15/33 (b)	200,000	184,392
NLV Financial Corp., 7.50%, 08/15/33 (b)	74,000	63,768
Progressive Corp. (The)
6.25%, 12/01/32	162,000	165,823
6.70%, 06/15/37 (a)	370,000	327,401
Prudential Financial, Inc.
5.10%, 12/14/11	740,000	772,375
Series B, 5.10%, 09/20/14	295,000	307,577
Series B, 5.75%, 07/15/33	147,000	133,905
RLI Corp., 5.95%, 01/15/14	118,000	115,791
Travelers Cos., Inc. (The)
5.75%, 12/15/17	585,000	620,207
6.25%, 03/15/37 (a)	400,000	364,396
Travelers Property Casualty Corp., 6.38%, 03/15/33	192,000	201,873
Western & Southern Financial Group, Inc., 5.75%, 07/15/33 (b)	147,000	109,222
Willis North America, Inc., 5.63%, 07/15/15	177,000	173,345
XL Capital Ltd., 5.25%, 09/15/14	779,000	762,891

		13,774,280

Machinery 0.1%
Caterpillar, Inc.
7.30%, 05/01/31	100,000	119,728
6.05%, 08/15/36	177,000	188,705
Deere & Co., 8.10%, 05/15/30	500,000	634,196
Dover Corp., 4.88%, 10/15/15	224,000	242,595
Stanley Works (The), 4.90%, 11/01/12	133,000	141,005

		1,326,229

Media 1.2%
CBS Corp.
5.63%, 08/15/12	590,000	616,708
8.88%, 05/15/19	50,000	59,816
7.88%, 07/30/30	80,000	86,283
5.50%, 05/15/33	118,000	98,837

2009 Annual Report 17

Statement of Investments (Continued)
December 31, 2009

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

Media (continued)

Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22	$118,000	$151,765
Comcast Cable Holdings LLC, 9.80%, 02/01/12	307,000	347,464
Comcast Corp.
5.90%, 03/15/16	413,000	444,768
6.50%, 01/15/17	1,013,000	1,121,456
5.70%, 07/01/19	500,000	524,522
7.05%, 03/15/33	295,000	322,091
6.50%, 11/15/35	100,000	103,686
6.95%, 08/15/37	295,000	321,518
COX Communications, Inc.
7.75%, 11/01/10	145,000	151,795
5.45%, 12/15/14	354,000	379,259
5.50%, 10/01/15	383,000	406,470
Historic TW, Inc., 6.88%, 06/15/18	176,000	194,121
News America Holdings, Inc.
9.25%, 02/01/13	118,000	137,676
8.00%, 10/17/16	118,000	138,951
News America, Inc.
5.30%, 12/15/14	367,000	396,689
7.28%, 06/30/28	77,000	77,975
6.55%, 03/15/33	300,000	307,270
6.20%, 12/15/34	245,000	246,229
Omnicom Group, Inc., 5.90%, 04/15/16	177,000	188,527
Time Warner Cable, Inc.
6.20%, 07/01/13	750,000	823,842
6.75%, 07/01/18	585,000	642,659
8.25%, 04/01/19	1,700,000	2,024,860
6.75%, 06/15/39	900,000	942,575
Time Warner, Inc.
6.88%, 05/01/12	3,021,000	3,307,219
7.63%, 04/15/31	777,000	902,585
7.70%, 05/01/32	932,000	1,094,480
Viacom, Inc.
6.25%, 04/30/16	649,000	707,334
6.88%, 04/30/36	324,000	350,343
Walt Disney Co. (The)
Series B,
6.38%, 03/01/12	139,000	151,831
Series B,
6.20%, 06/20/14	413,000	462,423

		18,234,027

Metals & Mining 0.4%
Alcoa, Inc., 5.87%, 02/23/22	625,000	580,366
ArcelorMittal, 6.13%, 06/01/18	2,660,000	2,744,684
Barrick Gold Finance Co., 4.88%, 11/15/14	230,000	241,477
BHP Billiton Finance USA Ltd.
4.80%, 04/15/13	236,000	251,200
5.25%, 12/15/15	285,000	308,555
Corp. Nacional del Cobre de Chile, 6.38%, 11/30/12 (b)	120,000	134,368
Newmont Mining Corp., 5.88%, 04/01/35	236,000	223,738
Placer Dome, Inc., 6.38%, 03/01/33	139,000	136,252
Rio Tinto Alcan, Inc.
5.00%, 06/01/15	295,000	302,863
5.75%, 06/01/35	206,000	199,576
Vale Overseas Ltd., 6.88%, 11/21/36	944,000	943,208

		6,066,287

Multiline Retail 0.1%
Kohl’s Corp., 6.30%, 03/01/11	50,000	52,573
Target Corp.
10.00%, 01/01/11	66,000	71,842
6.35%, 01/15/11	124,000	130,939
6.00%, 01/15/18	500,000	551,844
7.00%, 07/15/31	174,000	194,751
6.35%, 11/01/32	313,000	329,021

		1,330,970

Multi-Utilities 0.2%
Dominion Resources, Inc.
5.70%, 09/17/12	162,000	175,059
5.20%, 08/15/19	200,000	203,118
Series E,
6.30%, 03/15/33	10,000	10,383
Series B,
5.95%, 06/15/35	251,000	249,654
DTE Energy Co., 6.35%, 06/01/16	913,000	948,713
Puget Sound Energy, Inc., Series A, 5.48%, 06/01/35	147,000	137,308
SCANA Corp.
6.88%, 05/15/11	516,000	546,322
6.25%, 02/01/12	147,000	155,647
Xcel Energy, Inc.
5.61%, 04/01/17	248,000	255,703
6.50%, 07/01/36	177,000	186,457

		2,868,364

Oil, Gas & Consumable Fuels 1.1%
Anadarko Petroleum Corp., 6.45%, 09/15/36	531,000	554,560

18 Annual Report 2009

Corporate Bonds (continued)
	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)

Apache Corp.
6.25%, 04/15/12	$230,000	$250,764
7.63%, 07/01/19	59,000	70,437
Canadian Natural Resources Ltd., 6.25%, 03/15/38	590,000	610,613
Chevron Corp., 3.95%, 03/03/14	585,000	610,750
ConocoPhillips
4.75%, 10/15/12	675,000	723,288
4.60%, 01/15/15	950,000	1,008,890
5.90%, 10/15/32	177,000	180,556
6.50%, 02/01/39	400,000	443,937
Devon Energy Corp., 7.95%, 04/15/32	350,000	444,942
Devon Financing Corp. ULC, 6.88%, 09/30/11	643,000	698,501
Enterprise Products Operating LLC
Series G,
5.60%, 10/15/14	1,194,000	1,271,407
6.13%, 10/15/39	285,000	275,331
EOG Resources, Inc., 5.63%, 06/01/19	130,000	138,104
Hess Corp., 7.30%, 08/15/31	354,000	402,281
Kinder Morgan Energy Partners LP
7.50%, 11/01/10	207,000	216,718
6.75%, 03/15/11	91,000	96,236
6.85%, 02/15/20	935,000	1,037,173
5.80%, 03/15/35	206,000	190,857
Marathon Oil Corp., 6.80%, 03/15/32	118,000	125,132
Murphy Oil Corp., 6.38%, 05/01/12	59,000	62,013
Occidental Petroleum Corp.
6.75%, 01/15/12	265,000	289,951
7.00%, 11/01/13	500,000	574,491
Pemex Project Funding Master Trust, 6.63%, 06/15/35	324,000	308,497
Plains All American Pipeline LP, 5.63%, 12/15/13	330,000	348,361
PTT PCL, 5.88%, 08/03/35 (b)	177,000	163,471
Shell International Finance BV, 6.38%, 12/15/38	410,000	462,225
Spectra Energy Capital LLC, 6.75%, 02/15/32 (d)	327,000	331,441
Texas Gas Transmission LLC, 4.60%, 06/01/15	177,000	179,199
Valero Energy Corp.
6.88%, 04/15/12	590,000	644,210
7.50%, 04/15/32	118,000	121,349
6.63%, 06/15/37	455,000	426,941
Williams Cos., Inc. (The), 8.75%, 01/15/20	1,200,000	1,431,565
XTO Energy, Inc.
4.90%, 02/01/14	147,000	157,972
5.30%, 06/30/15	280,000	306,651
5.65%, 04/01/16	118,000	128,966
6.50%, 12/15/18	210,000	239,967
6.38%, 06/15/38	610,000	684,376

		16,212,123

Paper & Forest Products 0.2%
Celulosa Arauco y Constitucion SA, 5.13%, 07/09/13	177,000	185,565
International Paper Co.
5.85%, 10/30/12	43,000	45,585
5.30%, 04/01/15	206,000	212,366
7.50%, 08/15/21	1,875,000	2,100,883
Inversiones CMPC SA, 4.88%, 06/18/13 (b)	177,000	181,007

		2,725,406

Pharmaceuticals 1.0%
Abbott Laboratories
5.88%, 05/15/16	481,000	530,538
6.00%, 04/01/39	1,040,000	1,096,301
AstraZeneca PLC
5.40%, 06/01/14	295,000	323,440
5.90%, 09/15/17	400,000	444,468
6.45%, 09/15/37	200,000	225,259
Bristol-Myers Squibb Co., 5.25%, 08/15/13	1,425,000	1,544,466
Eli Lilly & Co.
6.00%, 03/15/12	295,000	322,206
7.13%, 06/01/25	118,000	137,334
GlaxoSmithKline Capital, Inc.
4.85%, 05/15/13	2,700,000	2,898,312
5.38%, 04/15/34	201,000	195,278
Johnson & Johnson, 4.95%, 05/15/33	663,000	645,940
Merck & Co., Inc.
4.75%, 03/01/15	354,000	379,561
6.40%, 03/01/28	74,000	81,640
5.95%, 12/01/28	162,000	170,720
Novartis Securities Investment Ltd., 5.13%, 02/10/19	470,000	493,747
Pfizer, Inc.
4.65%, 03/01/18	265,000	267,313
7.20%, 03/15/39	525,000	641,517
Pharmacia Corp., 6.60%, 12/01/28	177,000	193,976
Schering-Plough Corp., 5.30%, 12/01/13	1,400,000	1,538,680

2009 Annual Report 19

Statement of Investments (Continued)
December 31, 2009

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

Pharmaceuticals (continued)

Teva Pharmaceutical Finance Co. LLC, 6.15%, 02/01/36	$142,000	$146,669
Wyeth
5.50%, 02/01/14	678,000	738,663
5.50%, 02/15/16	634,000	681,466
6.50%, 02/01/34	206,000	227,715

		13,925,209

Real Estate Investment Trusts (REITs) 0.3%
AvalonBay Communities, Inc., 6.63%, 09/15/11	39,000	41,265
Boston Properties LP, 5.00%, 06/01/15	590,000	589,155
Camden Property Trust, 5.00%, 06/15/15	147,000	141,871
ERP Operating LP
5.25%, 09/15/14	472,000	480,047
5.38%, 08/01/16	295,000	290,033
HCP, Inc.
6.45%, 06/25/12	56,000	57,655
6.00%, 01/30/17	472,000	444,200
Health Care REIT, Inc., 6.00%, 11/15/13	177,000	179,577
Hospitality Properties Trust, 6.75%, 02/15/13	745,000	755,561
HRPT Properties Trust, 5.75%, 02/15/14	177,000	173,066
Liberty Property LP, 7.25%, 03/15/11	38,000	39,132
Simon Property Group LP
5.10%, 06/15/15	531,000	524,523
6.10%, 05/01/16	413,000	421,483
Vornado Realty LP, 5.60%, 02/15/11	206,000	208,674
Washington Real Estate Investment Trust, 5.25%, 01/15/14	118,000	112,325
Westfield Capital Corp. Ltd., 5.13%, 11/15/14 (b)	153,000	157,843

		4,616,410

Road & Rail 0.2%
Burlington Northern Santa Fe Corp.
6.75%, 07/15/11	215,000	231,539
7.95%, 08/15/30	206,000	254,257
CSX Corp.
6.75%, 03/15/11	133,000	141,256
5.50%, 08/01/13	507,000	544,595
Norfolk Southern Corp.
6.75%, 02/15/11	964,000	1,018,519
5.59%, 05/17/25	84,000	81,659
Union Pacific Corp.
5.13%, 02/15/14	600,000	637,076
5.38%, 06/01/33	62,000	57,395
6.25%, 05/01/34	236,000	244,394

		3,210,690

Software 0.2%
Microsoft Corp., 2.95%, 06/01/14	420,000	424,499
Oracle Corp.
3.75%, 07/08/14	1,210,000	1,248,494
5.25%, 01/15/16	572,000	617,681
5.00%, 07/08/19	200,000	206,259

		2,496,933

Specialty Retail 0.1%
Home Depot, Inc., 5.40%, 03/01/16	590,000	617,647
Lowe’s Cos., Inc., 6.50%, 03/15/29	236,000	259,526

		877,173

Supranational 0.4%
Svensk Exportkredit AB, 4.88%, 09/29/11	5,899,000	6,245,336

Thrifts & Mortgage Finance 0.1%
Countrywide Home Loans, Inc.,
Series L, 4.00%, 03/22/11	706,000	721,032
Golden West Financial Corp., 4.75%, 10/01/12	156,000	162,877

		883,909

Tobacco 0.2%
Altria Group, Inc.
9.70%, 11/10/18	800,000	988,934
9.25%, 08/06/19	700,000	853,039
Philip Morris International, Inc.
5.65%, 05/16/18	400,000	420,632
6.38%, 05/16/38	210,000	226,995

		2,489,600

Wireless Telecommunication Services 0.3%
America Movil SAB de CV
5.75%, 01/15/15	295,000	311,239
6.38%, 03/01/35	177,000	182,715
AT&T Mobility LLC, 7.13%, 12/15/31	413,000	461,602
New Cingular Wireless Services, Inc.
8.13%, 05/01/12	44,000	49,717
8.75%, 03/01/31	321,000	414,831

20 Annual Report 2009

Corporate Bonds (continued)
	Principal Amount	Market Value

Wireless Telecommunication Services (continued)

Rogers Communications, Inc., 7.25%, 12/15/12	$875,000	$985,914
Vodafone Group PLC
5.00%, 12/16/13	664,000	703,072
4.15%, 06/10/14	865,000	889,898
7.88%, 02/15/30	206,000	246,909

		4,245,897

Total Corporate Bonds (cost $295,703,491)		306,940,870

Municipal Bonds 0.4%

California 0.2%
State of California,
Series 2009 , 7.55%, 04/01/39	2,760,000	2,674,633

Illinois 0.1%
State of Illinois,
Series 2003, 5.10%, 06/01/33	2,050,000	1,707,445

New Jersey 0.0%
New Jersey State Turnpike Authority,
Series F, 7.41%, 01/01/40	290,000	324,730

New York 0.1%
Metropolitan Transportation Authority,
Series C, 7.34%, 11/15/39	145,000	161,566
Port Authority of New York & New Jersey,
Series 2009 , 6.04%, 12/01/29	620,000	620,050

		781,616

Texas 0.0%
City of Dallas, 5.50%, 02/15/24 (c)	708,000	709,310

Total Municipal Bonds (cost $6,584,600)		6,197,734

U.S. Government Mortgage Backed Agencies 41.4%

Fannie Mae Pool
Pool# 822023 5.50%, 07/01/20	21,327	22,709
Pool# 826869 5.50%, 08/01/20	643,633	685,347
Pool# 835228 5.50%, 08/01/20	13,906	14,808
Pool# 825811 5.50%, 09/01/20	14,087	14,999
Pool# 832837 5.50%, 09/01/20	572,316	609,408
Pool# 839585 5.50%, 09/01/20	51,742	55,095
Pool# 811505 5.50%, 10/01/20	37,326	39,745
Pool# 829704 5.50%, 10/01/20	51,959	55,327
Pool# 838565 5.50%, 10/01/20	610,602	650,175
Pool# 838566 5.50%, 10/01/20	22,241	23,682
Pool# 840102 5.50%, 10/01/20	532,527	567,041
Pool# 841947 5.50%, 10/01/20	21,047	22,411
Pool# 843102 5.50%, 10/01/20	17,262	18,381
Pool# 839100 5.50%, 11/01/20	15,685	16,702
Pool# 840808 5.50%, 11/01/20	22,944	24,431
Pool# 847832 5.50%, 11/01/20	33,505	35,677
Pool# 847920 5.50%, 11/01/20	613,181	652,921
Pool# 830670 5.50%, 12/01/20	26,540	28,260
Pool# 866142 5.50%, 01/01/21	56,691	60,153
Pool# 788210 5.50%, 02/01/21	537,568	570,392
Pool# 837194 5.50%, 02/01/21	19,713	20,991
Pool# 867183 5.50%, 02/01/21	71,918	76,310
Pool# 811558 5.50%, 03/01/21	694,654	739,675
Pool# 870296 5.50%, 03/01/21	17,081	18,124
Pool# 878120 5.50%, 04/01/21	27,345	29,014
Pool# 878121 5.50%, 04/01/21	40,176	42,629
Pool# 811559 5.50%, 05/01/21	394,563	418,655
Pool# 879115 5.50%, 05/01/21	88,621	94,032
Pool# 883922 5.50%, 05/01/21	560,432	594,653

2009 Annual Report 21

Statement of Investments (Continued)
December 31, 2009

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Market Value

Pool# 885440 5.50%, 05/01/21	$12,930	$13,719
Pool# 845489 5.50%, 06/01/21	11,065	11,741
Pool# 880950 5.50%, 07/01/21	409,056	434,034
Pool# 870092 5.50%, 08/01/21	15,464	16,408
Pool# 896599 5.50%, 08/01/21	23,176	24,591
Pool# 896605 5.50%, 08/01/21	11,253	11,940
Pool# 903350 5.00%, 10/01/21	42,170	44,231
Pool# 894126 5.50%, 10/01/21	11,220	11,877
Pool# 902789 5.50%, 11/01/21	442,205	469,206
Pool# 901509 5.00%, 12/01/21	40,500	42,480
Pool# 906708 5.00%, 12/01/21	545,412	572,068
Pool# 905586 5.50%, 12/01/21	518,533	550,195
Pool# 906205 5.50%, 01/01/22	16,749	17,730
Pool# 906317 5.50%, 01/01/22	28,174	29,855
Pool# 928106 5.50%, 02/01/22	702,819	744,745
Pool# 913889 5.50%, 03/01/22	281,447	298,632
Pool# 914385 5.50%, 03/01/22	13,761	14,582
Pool# 913323 5.50%, 04/01/22	17,960	19,031
Pool# 913331 5.50%, 05/01/22	52,481	55,611
Pool# 941632 5.00%, 06/01/22	2,170,522	2,271,855
Pool# 899438 5.50%, 06/01/22	526,999	558,437
Pool# 939673 5.50%, 06/01/22	105,915	112,234
Pool# 928711 6.00%, 09/01/22	1,021,468	1,091,186
Pool# 963257 5.00%, 05/01/23	4,636,385	4,850,403
Pool# AD0054 5.00%, 02/01/24	4,207,388	4,403,812
Pool# AA2549 4.00%, 04/01/24	4,686,921	4,721,118
Pool# 934863 4.00%, 06/01/24	6,869,187	6,919,307
Pool# AC1374 4.00%, 08/01/24	1,381,380	1,391,459
Pool# AC1529 4.50%, 09/01/24	6,585,959	6,782,229
Pool# AC5377 4.50%, 10/01/24	2,478,668	2,552,536
Pool# 560868 7.50%, 02/01/31	3,795	4,283
Pool# 607212 7.50%, 10/01/31	69,726	78,687
Pool# 607559 6.50%, 11/01/31	2,408	2,604
Pool# 607632 6.50%, 11/01/31	438	473
Pool# 545556 7.00%, 04/01/32	37,633	41,922
Pool# 545605 7.00%, 05/01/32	47,954	53,585
Pool# 651361 7.00%, 07/01/32	27,914	30,807
Pool# 661664 7.50%, 09/01/32	73,591	83,047
Pool# 689741 5.50%, 02/01/33	232,300	244,157
Pool# 656559 6.50%, 02/01/33	216,184	233,614
Pool# 555346 5.50%, 04/01/33	656,423	689,928
Pool# 713560 5.50%, 04/01/33	62,231	65,408
Pool# 694846 6.50%, 04/01/33	34,772	37,271
Pool# 701261 7.00%, 04/01/33	4,334	4,781
Pool# 555421 5.00%, 05/01/33	44,982,386	46,348,259
Pool# 555684 5.50%, 07/01/33	136,692	143,669
Pool# 720087 5.50%, 07/01/33	5,423,636	5,700,468
Pool# 728721 5.50%, 07/01/33	390,543	410,477
Pool# 743235 5.50%, 10/01/33	235,837	247,874
Pool# 750229 6.50%, 10/01/33	194,112	208,064
Pool# 755872 5.50%, 12/01/33	2,847,032	2,992,349
Pool# 725221 5.50%, 01/01/34	82,458	86,666
Pool# 725223 5.50%, 03/01/34	8,524	8,959
Pool# 725425 5.50%, 04/01/34	5,667,670	5,938,358

22 Annual Report 2009

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Market Value

Pool# 725423 5.50%, 05/01/34	$438,279	$460,649
Pool# 725594 5.50%, 07/01/34	1,889,551	1,985,997
Pool# 788027 6.50%, 09/01/34	156,563	168,550
Pool# 807310 7.00%, 11/01/34	28,174	31,028
Pool# 735141 5.50%, 01/01/35	6,834,651	7,161,073
Pool# 889852 5.50%, 05/01/35	157,376	165,581
Pool# 256023 6.00%, 12/01/35	5,387,856	5,711,128
Pool# 889745 5.50%, 06/01/36	77,362	81,310
Pool# 888635 5.50%, 09/01/36	2,184,705	2,296,216
Pool# 901957 5.50%, 10/01/36	66,936	70,196
Pool# 907252 7.00%, 12/01/36	722,335	792,559
Pool# 923834 7.00%, 04/01/37	785,836	862,229
Pool# 888596 6.50%, 07/01/37	13,424,811	14,391,817
Pool# 925172 7.00%, 08/01/37	611,951	671,440
Pool# 995050 6.00%, 09/01/37	51,319,016	54,398,157
Pool# 947831 7.00%, 10/01/37	822,211	902,139
Pool# 955194 7.00%, 11/01/37	1,557,958	1,709,410
Pool# 889072 6.50%, 12/01/37	3,056,482	3,276,644
Pool# 928940 7.00%, 12/01/37	754,052	827,355
Pool# 970320 5.50%, 02/01/38	12,712,236	13,321,365
Pool# 257137 7.00%, 03/01/38	36,461	39,987
Pool# 257409 7.00%, 10/01/38	687,366	753,837
Pool# 990810 7.00%, 10/01/38	948,540	1,040,267
Pool# AA6013 4.50%, 05/01/39	11,148,838	11,139,547
Pool# 190396 4.50%, 06/01/39	12,294,015	12,283,770
Pool# AA9611 4.00%, 07/01/39	6,232,149	6,022,463
Pool# AA9809 4.50%, 07/01/39	13,674,405	13,663,010
Pool# 994002 4.00%, 08/01/39	5,071,426	4,900,793
Pool# AC1454 4.00%, 08/01/39	7,449,986	7,199,325
Pool# AC2651 4.00%, 10/01/39	2,092,398	2,021,998
Pool# AC8512 4.50%, 12/01/39	10,700,000	10,691,083
Fannie Mae Pool TBA
5.50%, 01/25/24	23,400,000	24,745,500
Freddie Mac Gold Pool
Pool# E00394 7.50%, 09/01/10	3,320	3,409
Pool# M80898 4.50%, 02/01/11	231,163	241,422
Pool# M80904 4.50%, 03/01/11	156,468	162,293
Pool# M80917 4.50%, 05/01/11	38,470	39,013
Pool# M80926 4.50%, 07/01/11	138,795	143,438
Pool# M80934 4.50%, 08/01/11	181,356	188,108
Pool# G10940 6.50%, 11/01/11	2,905	2,989
Pool# G11130 6.00%, 12/01/11	23,650	24,463
Pool# M80981 4.50%, 07/01/12	84,363	87,492
Pool# E00507 7.50%, 09/01/12	1,187	1,263
Pool# G10749 6.00%, 10/01/12	28,203	30,123
Pool# M81009 4.50%, 02/01/13	95,425	98,977
Pool# E69050 6.00%, 02/01/13	23,121	24,710
Pool# E72896 7.00%, 10/01/13	7,737	8,254
Pool# G11612 6.00%, 04/01/14	12,030	12,422
Pool# E00677 6.00%, 06/01/14	54,126	57,224
Pool# E00802 7.50%, 02/01/15	30,662	33,369
Pool# G11001 6.50%, 03/01/15	19,639	21,106
Pool# G11003 7.50%, 04/01/15	1,523	1,657
Pool# G11164 7.00%, 05/01/15	4,927	5,317
Pool# E81396 7.00%, 10/01/15	1,176	1,272

2009 Annual Report 23

Statement of Investments (Continued)
December 31, 2009

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Market Value

Pool# E81394 7.50%, 10/01/15	$9,612	$10,470
Pool# E84097 6.50%, 12/01/15	3,580	3,846
Pool# E00938 7.00%, 01/01/16	14,095	15,241
Pool# E82132 7.00%, 01/01/16	2,435	2,634
Pool# E82815 6.00%, 03/01/16	9,294	9,945
Pool# E83231 6.00%, 04/01/16	2,756	2,952
Pool# E83233 6.00%, 04/01/16	7,625	8,168
Pool# G11972 6.00%, 04/01/16	157,345	168,355
Pool# E83046 7.00%, 04/01/16	1,601	1,732
Pool# E00975 6.00%, 05/01/16	41,018	43,933
Pool# E83355 6.00%, 05/01/16	10,488	11,235
Pool# E83636 6.00%, 05/01/16	17,152	18,374
Pool# E83933 6.50%, 05/01/16	708	764
Pool# E00985 6.00%, 06/01/16	22,119	23,698
Pool# E00987 6.50%, 06/01/16	18,856	20,291
Pool# E84236 6.50%, 06/01/16	5,454	5,892
Pool# E00996 6.50%, 07/01/16	2,495	2,686
Pool# E84912 6.50%, 08/01/16	10,598	11,449
Pool# E85117 6.50%, 08/01/16	6,601	7,131
Pool# E85387 6.00%, 09/01/16	19,596	20,992
Pool# E85800 6.50%, 10/01/16	5,145	5,558
Pool# E86183 6.00%, 11/01/16	3,492	3,741
Pool# E01083 7.00%, 11/01/16	5,054	5,467
Pool# G11207 7.00%, 11/01/16	12,943	13,998
Pool# E86533 6.00%, 12/01/16	7,848	8,407
Pool# E01095 6.00%, 01/01/17	9,420	10,102
Pool# E87584 6.00%, 01/01/17	7,123	7,630
Pool# E86995 6.50%, 01/01/17	18,148	19,605
Pool# E87291 6.50%, 01/01/17	28,276	30,547
Pool# E87446 6.50%, 01/01/17	5,134	5,532
Pool# E88076 6.00%, 02/01/17	8,452	9,054
Pool# E01127 6.50%, 02/01/17	14,999	16,192
Pool# E88055 6.50%, 02/01/17	55,229	59,508
Pool# E88106 6.50%, 02/01/17	30,623	32,996
Pool# E01137 6.00%, 03/01/17	14,203	15,239
Pool# E88134 6.00%, 03/01/17	2,933	3,142
Pool# E88474 6.00%, 03/01/17	13,282	14,228
Pool# E88768 6.00%, 03/01/17	31,562	33,810
Pool# E01138 6.50%, 03/01/17	8,459	9,135
Pool# E01139 6.00%, 04/01/17	65,218	69,998
Pool# E88729 6.00%, 04/01/17	11,602	12,429
Pool# E89149 6.00%, 04/01/17	18,379	19,688
Pool# E89151 6.00%, 04/01/17	11,029	11,815
Pool# E89217 6.00%, 04/01/17	10,998	11,781
Pool# E89222 6.00%, 04/01/17	65,165	69,806
Pool# E89347 6.00%, 04/01/17	3,731	3,997
Pool# E89496 6.00%, 04/01/17	11,850	12,694
Pool# E89203 6.50%, 04/01/17	6,893	7,427
Pool# E01140 6.00%, 05/01/17	56,472	60,632
Pool# E89530 6.00%, 05/01/17	42,596	45,630
Pool# E89746 6.00%, 05/01/17	93,892	100,580
Pool# E89788 6.00%, 05/01/17	9,338	10,003
Pool# E89909 6.00%, 05/01/17	14,574	15,612
Pool# G11409 6.00%, 05/01/17	87,589	93,828

24 Annual Report 2009

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Market Value

Pool# E01156 6.50%, 05/01/17	$23,082	$24,917
Pool# E89924 6.50%, 05/01/17	52,081	56,117
Pool# B15071 6.00%, 06/01/17	212,473	227,607
Pool# E01157 6.00%, 06/01/17	39,794	42,740
Pool# E90194 6.00%, 06/01/17	10,656	11,415
Pool# E90227 6.00%, 06/01/17	9,607	10,292
Pool# E90313 6.00%, 06/01/17	4,941	5,293
Pool# E90594 6.00%, 07/01/17	37,335	39,994
Pool# E90645 6.00%, 07/01/17	62,601	67,060
Pool# E90667 6.00%, 07/01/17	10,359	11,097
Pool# E01205 6.50%, 08/01/17	18,095	19,529
Pool# G11458 6.00%, 09/01/17	26,167	27,981
Pool# G11434 6.50%, 01/01/18	25,208	27,232
Pool# G18007 6.00%, 07/01/19	53,746	57,541
Pool# B16087 6.00%, 08/01/19	88,647	94,906
Pool# G18062 6.00%, 06/01/20	91,418	97,815
Pool# J00718 5.00%, 12/01/20	929,647	977,406
Pool# J00935 5.00%, 12/01/20	110,977	116,679
Pool# J00854 5.00%, 01/01/21	557,141	585,763
Pool# J00871 5.00%, 01/01/21	206,706	217,325
Pool# J01049 5.00%, 01/01/21	1,902,452	2,000,187
Pool# G18096 5.50%, 01/01/21	73,873	78,176
Pool# J01189 5.00%, 02/01/21	134,690	141,315
Pool# J01279 5.50%, 02/01/21	181,678	192,829
Pool# J01256 5.00%, 03/01/21	116,677	122,416
Pool# J01414 5.00%, 03/01/21	100,398	105,336
Pool# J01576 5.00%, 04/01/21	527,671	553,625
Pool# J01570 5.50%, 04/01/21	123,836	131,050
Pool# J01633 5.50%, 04/01/21	508,529	539,742
Pool# J01757 5.00%, 05/01/21	224,893	235,954
Pool# J01771 5.00%, 05/01/21	100,371	105,307
Pool# J01833 5.00%, 05/01/21	95,743	100,453
Pool# J01879 5.00%, 05/01/21	155,648	163,304
Pool# J06015 5.00%, 05/01/21	217,137	227,817
Pool# G18122 5.00%, 06/01/21	160,422	168,312
Pool# G18123 5.50%, 06/01/21	264,791	281,043
Pool# J01980 6.00%, 06/01/21	124,741	133,431
Pool# J03074 5.00%, 07/01/21	158,676	166,480
Pool# J03028 5.50%, 07/01/21	101,709	107,952
Pool# G12245 6.00%, 07/01/21	101,713	108,799
Pool# G12310 5.50%, 08/01/21	75,492	80,126
Pool# G12348 6.00%, 08/01/21	177,358	189,713
Pool# G12412 5.50%, 11/01/21	100,552	106,724
Pool# G13145 5.50%, 04/01/23	4,484,754	4,750,909
Pool# C00351 8.00%, 07/01/24	1,929	2,212
Pool# D60780 8.00%, 06/01/25	4,899	5,619
Pool# D64617 8.00%, 10/01/25	18,857	21,606
Pool# D82854 7.00%, 10/01/27	4,775	5,283
Pool# C00566 7.50%, 12/01/27	7,804	8,791
Pool# C00678 7.00%, 11/01/28	11,590	12,811
Pool# C18271 7.00%, 11/01/28	6,995	7,732
Pool# C00836 7.00%, 07/01/29	4,506	4,978
Pool# A16201 7.00%, 08/01/29	21,918	24,216
Pool# C31282 7.00%, 09/01/29	839	927

2009 Annual Report 25

Statement of Investments (Continued)
December 31, 2009

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Market Value

Pool# C31285 7.00%, 09/01/29	$10,875	$12,014
Pool# A18212 7.00%, 11/01/29	193,886	214,211
Pool# C32914 8.00%, 11/01/29	5,840	6,692
Pool# C37436 8.00%, 01/01/30	7,212	8,265
Pool# C36306 7.00%, 02/01/30	3,045	3,363
Pool# C36429 7.00%, 02/01/30	6,136	6,776
Pool# C00921 7.50%, 02/01/30	6,282	7,060
Pool# G01108 7.00%, 04/01/30	3,682	4,067
Pool# C37703 7.50%, 04/01/30	4,437	4,986
Pool# C41561 8.00%, 08/01/30	2,701	3,095
Pool# C01051 8.00%, 09/01/30	11,896	13,630
Pool# C43550 7.00%, 10/01/30	11,039	12,190
Pool# C44017 7.50%, 10/01/30	1,004	1,128
Pool# C43967 8.00%, 10/01/30	49,858	57,127
Pool# C44978 7.00%, 11/01/30	2,179	2,406
Pool# C44957 8.00%, 11/01/30	7,499	8,593
Pool# C01106 7.00%, 12/01/30	57,265	63,240
Pool# C01103 7.50%, 12/01/30	5,203	5,847
Pool# C01116 7.50%, 01/01/31	4,949	5,561
Pool# C46932 7.50%, 01/01/31	7,227	8,122
Pool# C47287 7.50%, 02/01/31	7,674	8,625
Pool# C48851 7.00%, 03/01/31	9,608	10,577
Pool# G01217 7.00%, 03/01/31	52,318	57,776
Pool# C48206 7.50%, 03/01/31	5,697	6,402
Pool# C53324 7.00%, 06/01/31	12,179	13,409
Pool# C01209 8.00%, 06/01/31	2,900	3,323
Pool# C54792 7.00%, 07/01/31	65,542	72,158
Pool# C55071 7.50%, 07/01/31	862	967
Pool# G01309 7.00%, 08/01/31	12,576	13,845
Pool# C01222 7.00%, 09/01/31	9,692	10,671
Pool# G01311 7.00%, 09/01/31	78,269	86,434
Pool# G01315 7.00%, 09/01/31	3,019	3,334
Pool# C58647 7.00%, 10/01/31	3,328	3,664
Pool# C58694 7.00%, 10/01/31	22,428	24,692
Pool# C60012 7.00%, 11/01/31	2,480	2,731
Pool# C61298 8.00%, 11/01/31	7,316	8,380
Pool# C61105 7.00%, 12/01/31	7,931	8,732
Pool# C01305 7.50%, 12/01/31	6,068	6,813
Pool# C62218 7.00%, 01/01/32	14,161	15,591
Pool# C63171 7.00%, 01/01/32	32,514	35,796
Pool# C64121 7.50%, 02/01/32	8,022	9,007
Pool# C01345 7.00%, 04/01/32	42,554	46,826
Pool# C66744 7.00%, 04/01/32	2,542	2,797
Pool# G01391 7.00%, 04/01/32	129,775	143,314
Pool# C65717 7.50%, 04/01/32	11,010	12,350
Pool# C01370 8.00%, 04/01/32	7,574	8,647
Pool# C66916 7.00%, 05/01/32	31,914	35,118
Pool# C67235 7.00%, 05/01/32	75,010	82,541
Pool# C67259 7.00%, 05/01/32	4,144	4,560
Pool# C01381 8.00%, 05/01/32	51,238	58,715
Pool# C68290 7.00%, 06/01/32	12,739	14,018
Pool# C68300 7.00%, 06/01/32	63,317	69,673
Pool# C68307 8.00%, 06/01/32	1,733	1,978
Pool# G01449 7.00%, 07/01/32	91,063	100,564

26 Annual Report 2009

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Market Value

Pool# C68988 7.50%, 07/01/32	$4,483	$5,029
Pool# C69908 7.00%, 08/01/32	50,501	55,571
Pool# C70211 7.00%, 08/01/32	45,724	50,314
Pool# C71089 7.50%, 09/01/32	15,996	17,943
Pool# G01536 7.00%, 03/01/33	73,774	80,468
Pool# A16419 6.50%, 11/01/33	47,454	51,161
Pool# A16522 6.50%, 12/01/33	311,958	336,329
Pool# A17177 6.50%, 12/01/33	16,129	17,389
Pool# A17262 6.50%, 12/01/33	69,892	75,352
Pool# C01806 7.00%, 01/01/34	38,641	42,146
Pool# A21356 6.50%, 04/01/34	218,898	235,589
Pool# C01851 6.50%, 04/01/34	179,317	192,990
Pool# A22067 6.50%, 05/01/34	274,602	295,541
Pool# A24301 6.50%, 05/01/34	129,009	138,846
Pool# A24988 6.50%, 07/01/34	147,302	158,533
Pool# G01741 6.50%, 10/01/34	128,224	138,482
Pool# G08023 6.50%, 11/01/34	206,604	222,358
Pool# A33137 6.50%, 01/01/35	60,574	65,193
Pool# A31989 6.50%, 04/01/35	83,604	89,640
Pool# G08064 6.50%, 04/01/35	135,062	144,812
Pool# G01947 7.00%, 05/01/35	111,044	122,192
Pool# G08073 5.50%, 08/01/35	1,790,472	1,882,420
Pool# A37135 5.50%, 09/01/35	3,305,272	3,475,011
Pool# A46935 6.50%, 09/01/35	50,025	53,637
Pool# A38255 5.50%, 10/01/35	2,668,426	2,805,461
Pool# A38531 5.50%, 10/01/35	3,308,788	3,478,708
Pool# G08088 6.50%, 10/01/35	714,311	765,875
Pool# A39759 5.50%, 11/01/35	194,428	204,413
Pool# A47682 6.50%, 11/01/35	522,405	560,117
Pool# A40376 5.50%, 12/01/35	173,526	182,437
Pool# A42305 5.50%, 01/01/36	1,201,609	1,261,064
Pool# A41548 7.00%, 01/01/36	218,150	238,739
Pool# G08111 5.50%, 02/01/36	4,317,473	4,531,098
Pool# A43672 6.50%, 02/01/36	65,353	70,030
Pool# A48303 7.00%, 02/01/36	71,502	78,007
Pool# A43452 5.50%, 03/01/36	115,062	120,755
Pool# A43861 5.50%, 03/01/36	3,400,065	3,568,298
Pool# A43884 5.50%, 03/01/36	2,471,149	2,598,053
Pool# A43885 5.50%, 03/01/36	2,046,019	2,147,254
Pool# A43886 5.50%, 03/01/36	3,238,949	3,399,209
Pool# A48378 5.50%, 03/01/36	1,630,562	1,711,241
Pool# G08116 5.50%, 03/01/36	828,442	869,432
Pool# A48735 5.50%, 05/01/36	365,836	383,937
Pool# A49960 7.00%, 06/01/36	32,621	35,588
Pool# A53039 6.50%, 10/01/36	436,552	467,792
Pool# A53219 6.50%, 10/01/36	258,563	277,066
Pool# G03620 6.50%, 10/01/37	92,991	99,626
Pool# G04473 5.50%, 06/01/38	7,538,330	7,905,007
Pool# G04581 6.50%, 08/01/38	3,696,661	3,960,418
Pool# A81674 6.00%, 09/01/38	8,596,834	9,124,250
Pool# A83580 6.00%, 12/01/38	40,340,621	42,815,518
Pool# A85442 5.00%, 03/01/39	5,959,771	6,117,457
Pool# G05459 5.50%, 05/01/39	30,309,330	31,780,595
Pool# A88133 4.50%, 08/01/39	8,612,852	8,600,292

2009 Annual Report 27

Statement of Investments (Continued)
December 31, 2009

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Market Value

Freddie Mac Gold Pool TBA
4.50%, 01/15/24	$12,400,000	$12,741,000
4.50%, 01/15/39	6,500,000	6,483,750
5.00%, 01/15/39	52,500,000	53,828,880
Ginnie Mae I Pool
Pool# 279461 9.00%, 11/15/19	2,387	2,706
Pool# 376510 7.00%, 05/15/24	6,374	7,070
Pool# 457801 7.00%, 08/15/28	8,004	8,905
Pool# 486936 6.50%, 02/15/29	7,164	7,740
Pool# 502969 6.00%, 03/15/29	25,427	27,163
Pool# 487053 7.00%, 03/15/29	11,111	12,367
Pool# 781014 6.00%, 04/15/29	21,039	22,456
Pool# 509099 7.00%, 06/15/29	4,745	5,282
Pool# 470643 7.00%, 07/15/29	18,794	20,920
Pool# 434505 7.50%, 08/15/29	1,404	1,581
Pool# 416538 7.00%, 10/15/29	1,747	1,944
Pool# 524269 8.00%, 11/15/29	10,447	12,009
Pool# 781124 7.00%, 12/15/29	40,573	45,153
Pool# 525561 8.00%, 01/15/30	3,878	4,460
Pool# 507396 7.50%, 09/15/30	101,817	114,715
Pool# 531352 7.50%, 09/15/30	9,848	11,095
Pool# 536334 7.50%, 10/15/30	1,197	1,348
Pool# 540659 7.00%, 01/15/31	1,156	1,288
Pool# 486019 7.50%, 01/15/31	3,141	3,546
Pool# 535388 7.50%, 01/15/31	4,154	4,689
Pool# 537406 7.50%, 02/15/31	1,909	2,156
Pool# 528589 6.50%, 03/15/31	90,228	97,444
Pool# 508473 7.50%, 04/15/31	15,347	17,326
Pool# 544470 8.00%, 04/15/31	4,359	5,015
Pool# 781287 7.00%, 05/15/31	22,435	24,980
Pool# 549742 7.00%, 07/15/31	7,010	7,807
Pool# 781319 7.00%, 07/15/31	7,085	7,890
Pool# 485879 7.00%, 08/15/31	23,270	25,917
Pool# 572554 6.50%, 09/15/31	180,283	194,701
Pool# 555125 7.00%, 09/15/31	3,619	4,030
Pool# 781328 7.00%, 09/15/31	21,153	23,552
Pool# 550991 6.50%, 10/15/31	7,961	8,598
Pool# 571267 7.00%, 10/15/31	3,173	3,534
Pool# 547948 6.50%, 11/15/31	9,670	10,443
Pool# 574837 7.50%, 11/15/31	3,282	3,705
Pool# 555171 6.50%, 12/15/31	2,416	2,609
Pool# 781380 7.50%, 12/15/31	6,295	7,095
Pool# 781481 7.50%, 01/15/32	33,211	37,416
Pool# 580972 6.50%, 02/15/32	5,009	5,395
Pool# 781401 7.50%, 02/15/32	18,050	20,354
Pool# 781916 6.50%, 03/15/32	422,838	455,622
Pool# 552474 7.00%, 03/15/32	14,175	15,703
Pool# 781478 7.50%, 03/15/32	11,084	12,487
Pool# 781429 8.00%, 03/15/32	17,478	20,101
Pool# 781431 7.00%, 04/15/32	78,327	87,196
Pool# 568715 7.00%, 05/15/32	55,341	61,308
Pool# 552616 7.00%, 06/15/32	80,537	89,220
Pool# 570022 7.00%, 07/15/32	112,340	124,452
Pool# 583645 8.00%, 07/15/32	7,604	8,708
Pool# 595077 6.00%, 10/15/32	57,990	61,950
Pool# 596657 7.00%, 10/15/32	6,971	7,722

28 Annual Report 2009

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Market Value

Pool# 552903 6.50%, 11/15/32	$382,985	$412,536
Pool# 552952 6.00%, 12/15/32	53,170	56,800
Pool# 588192 6.00%, 02/15/33	31,693	33,817
Pool# 602102 6.00%, 02/15/33	65,434	69,820
Pool# 553144 5.50%, 04/15/33	230,456	243,178
Pool# 604243 6.00%, 04/15/33	122,628	130,848
Pool# 611526 6.00%, 05/15/33	52,969	56,519
Pool# 631924 6.00%, 05/15/33	94,674	101,019
Pool# 553320 6.00%, 06/15/33	126,090	134,542
Pool# 572733 6.00%, 07/15/33	11,791	12,582
Pool# 573916 6.00%, 11/15/33	108,664	115,947
Pool# 604788 6.50%, 11/15/33	239,300	255,446
Pool# 604875 6.00%, 12/15/33	242,281	258,520
Pool# 781688 6.00%, 12/15/33	245,058	261,339
Pool# 781690 6.00%, 12/15/33	105,298	112,305
Pool# 781699 7.00%, 12/15/33	39,449	43,934
Pool# 621856 6.00%, 01/15/34	94,389	100,479
Pool# 564799 6.00%, 03/15/34	561,812	598,064
Pool# 630038 6.50%, 08/15/34	175,380	186,939
Pool# 781804 6.00%, 09/15/34	360,562	383,184
Pool# 781847 6.00%, 12/15/34	314,563	334,080
Pool# 486921 5.50%, 02/15/35	128,636	135,456
Pool# 781902 6.00%, 02/15/35	279,667	296,892
Pool# 781933 6.00%, 06/15/35	50,071	53,110
Pool# 649454 5.50%, 09/15/35	1,370,005	1,442,635
Pool# 649510 5.50%, 10/15/35	2,169,898	2,284,934
Pool# 649513 5.50%, 10/15/35	3,117,676	3,282,956
Pool# 652207 5.50%, 03/15/36	2,453,354	2,578,050
Pool# 652539 5.00%, 05/15/36	204,795	211,188
Pool# 655519 5.00%, 05/15/36	386,315	398,374
Pool# 606308 5.50%, 05/15/36	356,988	375,132
Pool# 606314 5.50%, 05/15/36	166,285	174,737
Pool# 657912 6.50%, 08/15/36	111,133	118,353
Pool# 704630 5.50%, 07/15/39	572,763	600,801
Pool# 722292 5.00%, 09/15/39	9,576,983	9,866,947
Ginnie Mae Pool TBA
4.50%, 01/15/39	1,400,000	1,400,875
5.00%, 01/15/39	6,900,000	7,095,139
6.00%, 01/15/39	11,800,000	12,467,431
5.50%, 01/15/40	6,200,000	6,494,500

Total U.S. Government Mortgage Backed Agencies (cost $599,763,091)		606,253,931

Sovereign Bonds 1.5%

BRAZIL 0.2%
Brazilian Government International Bond, 7.13%, 01/20/37	2,105,000	2,415,488

CANADA 0.2%
Province of British Columbia Canada, 4.30%, 05/30/13	159,000	166,191
Province of Nova Scotia Canada, 5.13%, 01/26/17	885,000	942,356
Province of Ontario Canada,
4.38%, 02/15/13	428,000	454,022
4.50%, 02/03/15	667,000	704,329
4.75%, 01/19/16	295,000	310,652
Province of Quebec Canada,
4.60%, 05/26/15	354,000	374,692
7.50%, 09/15/29	578,000	727,181

		3,679,423

CHILE 0.0%
Chile Government International Bond, 5.50%, 01/15/13	177,000	195,284

2009 Annual Report 29

Statement of Investments (Continued)
December 31, 2009

NVIT Bond Index Fund (Continued)

Sovereign Bonds (continued)
	Principal Amount	Market Value

CHINA 0.0%
China Government International Bond, 4.75%, 10/29/13 (d)	$295,000	$313,867

ITALY 0.2%
Italian Republic,
4.38%, 06/15/13	560,000	590,906
4.50%, 01/21/15	938,000	981,306
4.75%, 01/25/16	413,000	429,294
6.88%, 09/27/23	251,000	284,104
5.38%, 06/15/33	841,000	827,103

		3,112,713

MEXICO 0.2%
Mexico Government International Bond,
6.38%, 01/16/13	643,000	710,515
6.75%, 09/27/34	1,496,000	1,578,280

		2,288,795

PERU 0.1%
Republic of Peru, 7.13%, 03/30/19	840,000	966,000

POLAND 0.0%
Poland Government International Bond, 5.00%, 10/19/15	224,000	235,231

SOUTH AFRICA 0.0%
South Africa Government International Bond, 6.50%, 06/02/14	206,000	225,570

SOUTH KOREA 0.1%
Export-Import Bank of Korea, 5.13%, 02/14/11	354,000	365,646
Korea Development Bank, 5.75%, 09/10/13	118,000	125,642
Republic of Korea, 4.25%, 06/01/13	708,000	733,088

		1,224,376

SUPRANATIONAL 0.5%
Corp. Andina de Fomento, 6.88%, 03/15/12	236,000	252,921
European Investment Bank,
3.00%, 04/08/14	1,260,000	1,270,363
4.63%, 05/15/14	895,000	959,535
4.63%, 10/20/15	2,325,000	2,489,443
5.13%, 09/13/16	350,000	381,036
Inter-American Development Bank,
5.00%, 04/05/11	350,000	368,184
5.13%, 09/13/16 (d)	235,000	256,180
International Bank for Reconstruction & Development, 7.63%, 01/19/23	973,000	1,240,894

		7,218,556

Total Sovereign Bonds (cost $21,060,391)		21,875,303

U.S. Government Sponsored & Agency Obligations 6.8%

Federal Farm Credit Bank 4.88%, 01/17/17	695,000	739,568
Federal Home Loan Banks
3.63%, 10/18/13	5,000,000	5,237,685
4.88%, 05/17/17 (d)	1,125,000	1,202,968
5.25%, 06/05/17	7,000,000	7,688,037
Federal Home Loan Mortgage Corp.
2.75%, 04/11/11	21,235,000	21,757,190
1.63%, 04/26/11	3,940,000	3,982,391
3.88%, 06/29/11	4,840,000	5,049,562
5.13%, 07/15/12	6,091,000	6,617,037
4.38%, 07/17/15	7,214,000	7,684,237
3.75%, 03/27/19 (d)	1,870,000	1,833,387
6.75%, 09/15/29	557,000	671,197
6.25%, 07/15/32	1,245,000	1,445,494
Federal National Mortgage Association
5.13%, 04/15/11	4,796,000	5,066,250
5.38%, 11/15/11	3,501,000	3,774,036
1.75%, 08/10/12	2,770,000	2,769,443
2.50%, 05/15/14	4,800,000	4,790,583
3.00%, 09/16/14	1,325,000	1,341,797
4.63%, 10/15/14 (d)	1,779,000	1,927,529
5.00%, 04/15/15	1,628,000	1,789,027
4.38%, 10/15/15	118,000	125,533
5.38%, 06/12/17	8,495,000	9,418,916
Financing Corp. (FICO) 9.80%, 11/30/17	18,000	24,490
Tennessee Valley Authority
6.25%, 12/15/17	50,000	57,030
4.50%, 04/01/18	4,635,000	4,716,803

Total U.S. Government Sponsored & Agency Obligations (cost $95,608,902)		99,710,190

30 Annual Report 2009

U.S. Treasury Bonds 4.5%

U.S. Treasury Bond
3.50%, 02/15/39	$2,285,000	$1,871,557
4.25%, 05/15/39	5,595,000	5,248,809
4.38%, 11/15/39	11,725,000	11,223,029
4.50%, 02/15/36	5,355,000	5,274,675
4.50%, 08/15/39	2,380,000	2,326,079
5.00%, 05/15/37	305,000	323,919
5.38%, 02/15/31	5,337,000	5,897,385
6.25%, 08/15/23	13,581,000	16,220,807
6.38%, 08/15/27	1,590,000	1,941,788
6.88%, 08/15/25	4,113,000	5,220,298
8.00%, 11/15/21	3,710,000	5,051,978
8.13%, 08/15/19	1,900,000	2,557,282
8.50%, 02/15/20	2,138,000	2,962,800
8.75%, 05/15/17	124,000	167,603

Total U.S. Treasury Bonds (cost $67,474,883)		66,288,009

U.S. Treasury Notes 23.7%

	Principal Amount	Market Value

U.S. Treasury Note
0.88%, 03/31/11	13,013,000	13,036,892
0.88%, 04/30/11	4,435,000	4,440,890
1.00%, 09/30/11 (d)	9,290,000	9,287,464
1.13%, 06/30/11 (d)	5,600,000	5,622,747
1.13%, 12/15/12	15,000,000	14,759,700
1.38%, 04/15/12	3,750,000	3,753,517
1.38%, 09/15/12	27,540,000	27,410,892
1.38%, 11/15/12 (d)	15,000,000	14,892,180
1.75%, 08/15/12 (d)	13,169,000	13,254,388
1.75%, 03/31/14	7,655,000	7,473,194
1.88%, 06/15/12 (d)	8,190,000	8,279,582
1.88%, 02/28/14 (d)	4,000,000	3,934,064
1.88%, 04/30/14 (d)	10,525,000	10,308,743
2.13%, 11/30/14 (d)	22,500,000	21,967,425
2.25%, 05/31/14 (d)	14,000,000	13,904,842
2.38%, 08/31/14	1,302,000	1,292,438
2.38%, 09/30/14 (d)	5,605,000	5,557,694
2.38%, 03/31/16	2,000,000	1,913,438
2.63%, 12/31/14	5,000,000	4,985,550
2.75%, 02/28/13	7,500,000	7,727,340
3.00%, 09/30/16	2,460,000	2,414,451
3.25%, 06/30/16 (d)	6,135,000	6,152,736
3.38%, 11/15/19 (d)	20,010,000	19,247,219
3.63%, 08/15/19	26,080,000	25,639,900
4.00%, 02/15/15 (d)	3,250,000	3,454,139
4.13%, 05/15/15	1,748,000	1,863,805
4.25%, 09/30/12	7,000,000	7,511,875
4.25%, 11/15/17 (d)	8,710,000	9,129,169
4.50%, 09/30/11 (d)	28,100,000	29,792,575
4.50%, 04/30/12 (d)	4,000,000	4,288,436
4.50%, 11/15/15	6,372,000	6,900,181
4.50%, 05/15/17	5,775,000	6,173,383
4.63%, 02/29/12 (d)	15,297,000	16,395,279
4.63%, 02/15/17	6,365,000	6,872,710
4.75%, 05/31/12 (d)	6,465,000	6,981,696

Total U.S. Treasury Notes (cost $343,244,772)		346,620,534

Yankee Dollars 0.8%

Chemicals 0.0%
Potash Corp of Saskatchewan, Inc.
7.75%, 05/31/11	41,000	44,448
4.88%, 03/01/13	165,000	174,270
5.88%, 12/01/36	125,000	123,066

		341,784

Commercial Banks 0.0%
Westpac Banking Corp., 4.63%, 06/01/18	147,000	140,114

Diversified Financial Services 0.0%
ConocoPhillips Canada Funding Co. I, 5.63%, 10/15/16	365,000	395,953

Electric Utilities 0.0%
Hydro Quebec
8.40%, 01/15/22	220,000	281,370
8.88%, 03/01/26	156,000	202,133

		483,503

Energy Equipment & Services 0.1%
Burlington Resources Finance Co.
6.40%, 08/15/11	124,000	133,690
6.50%, 12/01/11	206,000	225,458
EnCana Corp.
4.75%, 10/15/13	339,000	356,137
6.50%, 08/15/34	350,000	375,106
Weatherford International Ltd., 5.50%, 02/15/16	74,000	75,762

		1,166,153

Gas Utilities 0.2%
Enbridge, Inc., 5.60%, 04/01/17	1,500,000	1,559,220
TransCanada Pipelines Ltd., 5.85%, 03/15/36	750,000	755,854

		2,315,074

2009 Annual Report 31

Statement of Investments (Continued)
December 31, 2009

NVIT Bond Index Fund (Continued)

Yankee Dollars (continued)
	Principal Amount	Market Value

Insurance 0.0%
Montpelier Re Holdings Ltd., 6.13%, 08/15/13	$74,000	$72,871

Metals & Mining 0.1%
BHP Billiton Finance USA Ltd., 6.42%, 03/01/26	80,000	87,885
Rio Tinto Alcan, Inc.
6.45%, 03/15/11	44,000	46,163
4.50%, 05/15/13	372,000	381,978
Vale Inco Ltd., 7.75%, 05/15/12	177,000	194,749
Xstrata Canada Corp., 6.20%, 06/15/35	177,000	167,467

		878,242

Oil, Gas & Consumable Fuels 0.3%
Canadian Natural Resources Ltd., 4.90%, 12/01/14	280,000	294,507
Nexen, Inc.
5.05%, 11/20/13	295,000	307,685
5.20%, 03/10/15	350,000	362,112
5.88%, 03/10/35	133,000	125,560
6.40%, 05/15/37	350,000	352,631
Petro-Canada, 5.95%, 05/15/35	271,000	267,450
Statoil ASA, 6.80%, 01/15/28	650,000	738,520
Suncor Energy, Inc., 6.10%, 06/01/18	805,000	863,790
Talisman Energy, Inc.
7.25%, 10/15/27	133,000	146,514
5.75%, 05/15/35	350,000	328,228

		3,786,997

Road & Rail 0.1%
Canadian National Railway Co.
4.40%, 03/15/13	1,035,000	1,078,974
6.90%, 07/15/28	242,000	279,171
6.20%, 06/01/36	236,000	257,076

		1,615,221

Supranational 0.0%
Inter-American Development Bank, 6.80%, 10/15/25	413,000	480,428

Total Yankee Dollars (cost $11,151,768)		11,676,340

Mutual Fund 5.4%

	Shares	Market Value

Money Market Fund 5.4%
Invesco AIM Liquid Assets Portfolio, 0.18% (f)	78,539,343	78,539,343

Total Mutual Fund (cost $78,539,343)		78,539,343

Repurchase Agreements 2.8%

	Principal Amount	Market Value

Goldman Sachs, 0.01%, dated 12/31/09, due 01/04/10, repurchase price $25,000,028, collateralized by U.S. Government Agency Mortgage securities, 0.00% — 8.00%, maturing 11/01/17 — 08/16/44; total market value of $25,500,000 (g)	$25,000,000	$25,000,000
Morgan Stanley, 0.01%, dated 12/31/09, due 01/04/10, repurchase price $15,503,472, collateralized by U.S. Government Agency Mortgage securities, 0.38% — 7.375%, maturing 01/08/10 — 11/20/39; total market value of $15,815,432 (g)	15,503,457	15,503,457

Total Repurchase Agreements (cost $40,503,457)		40,503,457

Total Investments Before TBA Sale Commitments (cost $1,619,005,649) — 112.3%		1,645,591,068

TBA Sale Commitments (5.4%)

U.S. Government TBA’s
Fannie Mae Pool TBA
5.00%, 01/25/39	(21,400,000)	(21,958,411)
5.00%, 02/25/39	(10,000,000)	(10,223,440)
Federal National Mortgage Association TBA
6.00%, 01/25/39	(42,700,000)	(45,221,947)
5.50%, 02/25/39	(1,500,000)	(1,564,922)

32 Annual Report 2009

TBA Sale Commitments (continued)
Principal Amount	Market Value

U.S. Government TBA’s (continued)

Total TBA Sale Commitments (cost $(79,462,555))	$(78,968,720)

Total Investments (cost $1,539,543,094) (h) — 106.9%	1,566,622,348

Liabilities in excess of other assets — (6.9)%	(101,715,493)

NET ASSETS — 100.0%	$1,464,906,855

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2009. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2009 was $8,773,581 which represents 0.58% of net assets.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2009.

(d)	The security or a portion of this security is on loan at December 31, 2009. The total value of securities on loan at December 31, 2009 was $178,077,766, which was collateralized by repurchase agreements with a value of $40,503,457 and $141,151,809, of collateral in the form of U.S. government agency mortgage securities, with stated interest rates ranging from 0.00% to 8.00% and maturity dates ranging from 01/08/10 to 08/16/44, a total value of $181,655,266.

(e)	Perpetual bond security. The maturity date reflects the next call date.

(f)	Represents 7-day effective yield as of December 31, 2009.

(g)	The security was purchased with cash collateral held from securities on loan (See Note 2). The total value of this security as of December 31, 2009 was $40,503,457.

(h)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AB	Stock Company

AG	Stock Corporation

ASA	Stock Corporation

FICO	Fair Isaac Corporation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

PCL	Public Company Limited

PLC	Public Limited Company

SA	Stock Company

TBA	To Be Announced

UK	United Kingdom

ULC	Unlimited Liability Company

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 33

Statement of Assets and Liabilities
December 31, 2009

NVIT Bond
Index Fund

Assets:
Investments, at value* (cost $1,578,502,192)	$1,605,087,611
Repurchase agreements, at value and cost	40,503,457

Total Investments	1,645,591,068

Cash	352
Interest receivable	11,597,483
Security lending income receivable	5,597
Receivable for investments sold	91,443,992
Receivable for capital shares issued	1,792,678
Reclaims receivable	1,065
Prepaid expenses and other assets	4,937

Total Assets	1,750,437,172

Liabilities:
Payable for investments purchased	164,917,167
Payable for capital shares redeemed	470,930
TBA Sale Commitments (proceeds $79,462,555)	78,968,720
Payable for interest income on TBA Sale Commitments	156,664
Payable upon return of securities loaned (Note 2)	40,503,457
Accrued expenses and other payables:
Investment advisory fees	282,316
Fund administration fees	52,976
Accounting and transfer agent fees	56,622
Trustee fees	12,319
Custodian fees	7,945
Compliance program costs (Note 3)	8,784
Professional fees	54,957
Printing fees	17,531
Other	19,929

Total Liabilities	285,530,317

Net Assets	$1,464,906,855

Represented by:
Capital	$1,438,075,078
Accumulated undistributed net investment income	1,497,173
Accumulated net realized losses from investment transactions	(1,744,650)
Net unrealized appreciation/(depreciation) from investments	27,079,254

Net Assets	$1,464,906,855

Net Assets:
Class Y Shares	$1,464,906,855

Total	$1,464,906,855

Shares Outstanding (unlimited number of shares authorized):
Class Y Shares	143,539,556

Total	143,539,556

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class Y Shares	$10.21

*	Includes value of securities on loan of $178,077,766 (Note 2)

The accompanying notes are an integral part of these financial statements.

34 Annual Report 2009

Statement of Operations
For the Year Ended December 31, 2009

NVIT Bond
Index Fund

INVESTMENT INCOME:
Interest income	$56,824,594
Dividend income	89
Income from securities lending (Note 2)	46,704
Foreign tax withholding	(1,441)

Total Income	56,869,946

EXPENSES:
Investment advisory fees	2,798,819
Fund administration fees	565,668
Professional fees	202,723
Printing fees	65,008
Trustee fees	43,237
Custodian fees	43,432
Accounting and transfer agent fees	166,644
Other	75,514

Total expenses before earnings credit	3,961,045

Earnings credit (Note 4)	(1,917)

Net Expenses	3,959,128

NET INVESTMENT INCOME	52,910,818

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	3,507,828
Net change in unrealized appreciation/(depreciation) from investments	12,329,865

Net realized/unrealized gains from investments	15,837,693

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$68,748,511

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 35

Statements of Changes in Net Assets

	NVIT Bond Index Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$52,910,818	$67,850,208
Net realized gains/(losses) from investment	3,507,828	(2,789,982)
Net change in unrealized appreciation from investments	12,329,865	578,092

Change in net assets resulting from operations	68,748,511	65,638,318

Distributions to Shareholders From:
Net investment income:
Class Y (a)	(53,728,974)	(67,095,919)
Net realized gains:
Class Y (a)	(1,705,548)	(9,685,617)

Change in net assets from shareholder distributions	(55,434,522)	(76,781,536)

Change in net assets from capital transactions	84,778,168	(183,628,240)

Change in net assets	98,092,157	(194,771,458)

Net Assets:
Beginning of year	1,366,814,698	1,561,586,156

End of year	$1,464,906,855	$1,366,814,698

Accumulated undistributed net investment income at end of year	$1,497,173	$1,398,563

CAPITAL TRANSACTIONS:
Class Y Shares (a)
Proceeds from shares issued	$395,652,835	$106,315,569
Dividends reinvested	55,434,522	76,781,536
Cost of shares redeemed	(366,309,189)	(366,725,345)

Change in net assets from capital transactions:	$84,778,168	$(183,628,240)

SHARE TRANSACTIONS:
Class Y Shares (a)
Issued	38,778,913	10,523,242
Reinvested	5,479,595	7,667,535
Redeemed	(36,181,636)	(36,580,360)

Total change in shares	8,076,872	(18,389,583)

(a)	Effective May 1, 2008, Class ID Shares were renamed Class Y Shares.

The accompanying notes are an integral part of these financial

36 Annual Report 2009

Financial Highlights
Selected data for each share of capital stock outstanding throughout the periods indicated

NVIT Bond Index Fund

		Operations				Distributions				Ratios / Supplemental Data

													Ratio of
			Net Realized									Ratio of Net	Expenses
	Net Asset		and								Ratio of	Investment	(Prior to
	Value,	Net	Unrealized		Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	Gains from	Total from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Assets (b)(c)	Turnover

Class Y Shares (d)
Year Ended December 31, 2009 (e)	$10.09	0.42	0.15	0.57	(0.44)	(0.01)	(0.45)	$10.21	5.77%	$1,464,906,855	0.31%	4.17%	0.31%	143	.71% (g)
Year Ended December 31, 2008	$10.15	0.47	–	0.47	(0.46)	(0.07)	(0.53)	$10.09	4.74%	$1,366,814,698	0.32%	4.60%	0.32%	66.57%
Period Ended December 31, 2007 (f)	$10.00	0.35	0.14	0.49	(0.34)	–	(0.34)	$10.15	4.99%	$1,561,586,156	0.29%	5.06%	0.29%	166.82%
Amounts designated as “—” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Effective May 1, 2008, Class ID Shares were renamed Class Y Shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from April 20, 2007 (commencement of operations) through December 31, 2007.

(g)	The amount shown includes the effect of mortgage dollar roll transactions while the prior year amounts did not include the effect of mortgage dollar roll transactions. In the prior years, had mortgage dollar roll transactions been included, the portfolio turnover would have increased.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 37

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, which was originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, June 30, 1981, was redomesticated as a Delaware statutory trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Bond Index Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) as well as other separate accounts currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account

38 Annual Report 2009

relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

2009 Annual Report 39

Notes to Financial Statements (Continued)
December 31, 2009

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Asset-Backed Securities	$—	$9,223,385	$—	$9,223,385

Commercial Mortgage Backed Securities	—	51,761,972	—	51,761,972

Corporate Bonds	—	306,940,870	—	306,940,870

Municipal Bonds	—	6,197,734	—	6,197,734

U.S. Government Mortgage Backed Agencies	—	606,253,931	—	606,253,931

Sovereign Bonds	—	21,875,303	—	21,875,303

U.S. Government Sponsored & Agency Obligations	—	99,710,190	—	99,710,190

U.S. Treasury Bonds	—	66,288,009	—	66,288,009

U.S. Treasury Notes	—	346,620,534	—	346,620,534

Yankee Dollars	—	11,676,340	—	11,676,340

Mutual Fund	78,539,343	—	—	78,539,343

Repurchase Agreements	—	40,503,457	—	40,503,457

Total Assets	78,539,343	1,567,051,725	—	1,645,591,068

Liabilities:
U.S. Government Mortgage Backed Agencies	—	(78,968,720)	—	(78,968,720)

Total Liabilities	—	(78,968,720)	—	(78,968,720)

Total	$78,539,343	$1,488,083,005	$—	$1,566,622,348

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(c)	Mortgage Dollar Rolls

The Fund may enter into mortgage dollar rolls, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls may be implemented in the “to be announced” (“TBA”) market and are referred to as TBAs on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. Each mortgage dollar roll is treated as a purchase and sale transaction; therefore, any gain or

40 Annual Report 2009

loss is considered unrealized until the roll reaches completion. Mortgage dollar roll investments entail risks related to the potential inability of counterparties to complete the transaction, which may be heightened because of the delayed payment date.

Income is generated as consideration for entering into mortgage dollar rolls and is included in interest income on the Statement of Operations.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(e)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that (1) the borrower deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter the borrower mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2009, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral

$178,077,766	$181,655,266

*	Includes $141,151,809 of collateral in the form of U.S. Government Agency Mortgage securities, interest rates ranging from 0.00% to 8.00% and maturity dates ranging from 01/08/10 to 08/16/44.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications

2009 Annual Report 41

Notes to Financial Statements (Continued)
December 31, 2009

have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(g)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses directly attributable to the Fund are charged to that Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series within the Trust. The method for allocating income, Fund expenses, and realized and unrealized gains or losses to each class of shares of the Fund is based on the fair value of the shares of that class outstanding relative to net assets. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of BlackRock Investment Management LLC, the

42 Annual Report 2009

subadviser for the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

Up to $1.5 billion	0.22%

1.5 billion up to $3 billion	0.21%

$3 billion or more	0.20%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadviser $1,013,894 for the year ended December 31, 2009.

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding 0.32% for the Fund’s Class Y shares until at least April 30, 2010.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time. As of December 31, 2009, there were no cumulative potential reimbursements for the Fund.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

2009 Annual Report 43

Notes to Financial Statements (Continued)
December 31, 2009

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $41,515.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $1,827,082,361 and sales of $1,767,979,578 (excluding short-term securities).

For the year ended December 31, 2009, the Fund had purchases of $537,092,046 and sales of $340,295,463 of U.S. Government securities.

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

44 Annual Report 2009

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions

$55,434,522	$—	$55,434,522

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions

$76,781,536	$—	$76,781,536

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and Other	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Losses	(Depreciation)*	(Deficit)

$1,497,173	$—	$1,497,173	$—	$(482,645)	$25,817,249	$26,831,777

Amounts designated as “—” are zero or have been rounded to zero.

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to wash sales.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$1,620,267,655	$36,500,477	$(11,177,064)	$25,323,413

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows:

Amount	Expires

$12	2017

2009 Annual Report 45

Notes to Financial Statements (Continued)
December 31, 2009

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2009, the Fund deferred to January 1, 2010, post-October capital losses in the amount of $482,633.

9. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

46 Annual Report 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Bond Index Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

2009 Annual Report 47

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

48 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

2009 Annual Report 49

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

50 Annual Report 2009

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2009 Annual Report 51

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

52 Annual Report 2009

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NVIT Core Bond Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

17	Financial Highlights

18	Notes to Financial Statements

26	Report of Independent Registered Public Accounting Firm

27	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-CB (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

The Fund may be subject to interest rate risk. Generally, when interest rates go up, the value of fixed-income securities goes down.

The Fund may be subject to extension risk. When interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

The Fund may be subject to prepayment, call and redemption risks. Certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

The Fund may be subject to liquidity risk, which is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

The Fund may be subject to credit risk. A bond issuer may be unable to pay the interest or principal when due.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

2 Annual Report 2009

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Asset Management, LLC. Nationwide Asset Management, LLC is a wholly owned subsidiary of Nationwide Mutual Insurance Company. Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company are wholly owned by Nationwide Corporation.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is affiliated with Nationwide Asset Management, LLC. Nationwide Asset Management, LLC is a wholly owned subsidiary of Nationwide Mutual Insurance Company. Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company are wholly owned by Nationwide Corporation.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Core Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Core Bond Fund (Class II at NAV) returned 8.59% versus 5.93% for its benchmark, the Barclays Capital (BARCAP) U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 45 funds as of December 31, 2009) was 14.80% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, the lowest-rated credit securities were the top performers for the Fund, followed by commercial mortgage-backed securities (CMBS), and then by investment-grade credit. Non-Agency mortgage-backed securities (commercial and residential) rebounded during the reporting period and were positive contributors to Fund performance.

What areas of investment detracted from Fund performance?

The worst-performing investments in the Fund were Treasury bonds. Due to rising interest rates, bonds with longer maturities were the worst Fund performers. The performance of Agency mortgage-backed securities also lagged that of most market sectors. Fund performance also was affected by the performance of higher-quality corporate bonds, which underperformed their lower-rated counterparts.

What is your outlook for the near term?

The near term is expected to be marked by continued economic recovery. The rebound that began in mid-2009 was fueled by low inflation and monetary and fiscal policy support, factors that are likely to remain in place throughout the near future.

The labor market is showing signs of improvement:, unemployment claims have fallen and job losses have slowed to the point that payroll growth is on track to turn positive again within months. This potential improvement in the labor market would provide a further boost to consumer spending, which already appears to have bottomed.

Spending grew in both the third and fourth quarters of the reporting period. This is a positive sign, because spending historically has always accelerated in the early stages of rising employment cycles. The risks to this scenario revolve around the continuing instability in the credit and housing markets. The potential also exists for household deleveraging to gather steam, which would drive up the savings rate and keep a lid on consumer spending. In any case, asset prices will be hard pressed to continue rising at the pace seen during the past three quarters, although a favorable economic backdrop should mean that the general trajectory remains to the upside.

Subadviser:
Nationwide Asset Management, LLC

Portfolio Managers:
Joel S. Buck, Gary S. Davis, CFA, and Gary R. Hunt, CFA

2009 Annual Report 5

Fund Performance	NVIT Core Bond Fund

Average Annual Total Return1
For periods ended December 31, 2009

	1 Yr.	Inception[2]

Class I	8.78%	4.48%

Class II	8.59%	4.25%

Class Y	8.92%	4.61%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 25, 2008.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class I	0.77%	0.70%

Class II	1.02%	0.95%

Class Y	0.62%	0.55%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Core Bond Fund versus performance of The Barclays Capital U.S. Aggregate Bond Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index) is a benchmark index composed of U.S. securities in Treasury, Government-Related, Corporate, and Securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	NVIT Core Bond Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
NVIT Core Bond Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class I Shares	Actual		1,000.00	1,034.50	3.28	0.64
	Hypothetical	[b]	1,000.00	1,021.98	3.26	0.64

Class II Shares	Actual		1,000.00	1,034.50	4.51	0.88
	Hypothetical	[b]	1,000.00	1,020.77	4.48	0.88

Class Y Shares	Actual		1,000.00	1,036.20	2.51	0.49
	Hypothetical	[b]	1,000.00	1,022.74	2.50	0.49

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	NVIT Core Bond Fund
December 31, 2009

Asset Allocation

U.S. Government Sponsored & Agency Obligations	30.5%
Corporate Bonds	30.4%
U.S. Government Mortgage Backed Agencies	25.2%
Mutual Fund	3.4%
U.S. Treasury Notes	2.9%
Commercial Mortgage Backed Securities	2.7%
U.S. Treasury Bonds	2.6%
Yankee Dollars	0.9%
Asset-Backed Securities	0.5%
Other assets in excess of liabilities	0.9%

100.0%

Top Industries†

Diversified Financial Services	17.1%
Sovereign Agency	3.0%
Commercial Banks	2.3%
Thrifts & Mortgage Finance	2.3%
Oil, Gas & Consumable Fuels	1.6%
Energy Equipment & Services	1.5%
Consumer Finance	1.5%
Diversified Telecommunication Services	1.4%
Electric Utilities	1.4%
Metals & Mining	1.2%
Other Industries	66.7%

100.0%

Top Holdings†

Federal National Mortgage Association, 3.00%, 09/16/14	6.3%
Federal Home Loan Banks, 3.63%, 10/18/13	4.3%
Federal Home Loan Banks, 3.00%, 06/24/13	4.2%
Federal Home Loan Banks, 1.75%, 12/14/12	4.1%
Invesco AIM Liquid Assets Portfolio, 0.18%	3.5%
Citigroup Funding, Inc., 1.38%, 05/05/11	3.1%
Fannie Mae REMICS, 6.00%, 02/25/36	3.0%
Federal Home Loan Mortgage Corp., 5.35%, 08/01/15	2.9%
Freddie Mac REMICS, 4.50%, 04/15/38	2.8%
Freddie Mac REMICS, 6.00%, 08/15/35	2.2%
Other Holdings	63.6%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

NVIT Core Bond Fund

Asset-Backed Securities 0.5%

	Principal Amount	Market Value

Automobile Asset-Backed Securities 0.1%
Superior Wholesale Inventory Financing Trust,
Series 2007-AE1, Class A, 0.33%, 01/15/12 (a)	$500,000	$499,969

Credit Card Asset-Backed Securities 0.2%
Golden Credit Card Trust,
Series 2008-3, Class A, 1.23%, 07/15/17 (a)(b)	1,000,000	1,000,000

Student Loan Asset-Backed Securities 0.2%
Access Group, Inc.,
Series 2002-1, Class A2, 0.43%, 09/25/25 (a)	689,785	687,235

Total Asset-Backed Securities (cost $2,158,814)		2,187,204

Commercial Mortgage Backed Securities 2.7%
Diversified Financial Services 2.7%
Banc of America Commercial Mortgage, Inc.
Series 2004-4, Class A3, 4.13%, 07/10/42	127,652	127,697
Series 2005-2, Class AM, 4.91%, 07/10/43 (a)	700,000	603,434
Bear Stearns Commercial Mortgage Securities
Series 2004-T16, Class A4, 4.32%, 02/13/46	600,000	610,498
Series 2005-T18, Class A4, 4.93%, 02/13/42 (a)	1,700,000	1,661,844
Series 2006-T22, Class AM, 5.46%, 04/12/38 (a)	500,000	396,093
Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9, Class AM 5.48%, 03/10/39	750,000	559,566
GS Mortgage Securities Corp II,
Series 2004-GG2, Class A4 4.96%, 08/10/38	1,000,000	1,011,761
JPMorgan Chase Commercial Mortgage Securities Corp
Series 2006-LDP6, Class A4, 5.48%, 04/15/43 (a)	1,359,000	1,307,653
Series 2008-C2, Class A4, 6.07%, 02/12/51	500,000	393,315
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2001-CIBC, Class A3 6.26%, 03/15/33	332,049	341,585
LB-UBS Commercial Mortgage Trust
Series 2004-C4, Class A3, 5.07%, 06/15/29 (a)	600,000	607,039
Series 2004-C6, Class A4, 4.58%, 08/15/29	350,000	341,526
Series 2007-C6, Class A2, 5.85%, 07/15/40	750,000	759,425
Series 2008-C1, Class A2, 6.15%, 04/15/41 (a)	500,000	462,813
Morgan Stanley Capital I
Series 2005-T19, Class A3, 4.83%, 06/12/47	750,000	749,049
Series 2005-T19, Class AJ, 4.99%, 06/12/47 (a)	1,000,000	768,178
Series 2006-HQ9, Class A3, 5.71%, 07/12/44	1,000,000	1,001,063
Series 2007-IQ16, Class A4, 5.81%, 12/12/49	1,000,000	852,048
Morgan Stanley Dean Witter Capital I,
Series 2001-TOP5, Class A4 6.39%, 10/15/35	480,291	502,666

Total Commercial Mortgage Backed Securities (cost $13,553,077)		13,057,253

Corporate Bonds 30.4%

Airlines 0.5%
American Airlines Pass Through Trust 2003-01,
3.86%, 07/09/10	972,997	931,713
Continental Airlines, Inc.
7.49%, 10/02/10	1,000,000	995,000
7.71%, 04/02/21	321,286	310,041

		2,236,754

Beverages 1.0%
Anheuser-Busch InBev Worldwide, Inc.
7.75%, 01/15/19 (b)	1,500,000	1,756,192
6.88%, 11/15/19 (b)	1,500,000	1,674,576
SABMiller PLC,
6.50%, 07/15/18 (b)	1,250,000	1,366,135

		4,796,903

Chemicals 0.7%
Mosaic Global Holdings, Inc.
7.38%, 08/01/18	2,000,000	2,197,072
7.30%, 01/15/28	1,205,000	1,268,181

		3,465,253

2009 Annual Report 9

Statement of Investments (Continued)
December 31, 2009

NVIT Core Bond Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

Commercial Banks 2.3%
BNP Paribas,
4.80%, 06/24/15 (b)	$3,000,000	$3,129,438
HSBC Holdings PLC,
6.80%, 06/01/38	2,750,000	2,984,495
Standard Chartered Bank, 6.40%, 09/26/17 (b)	1,155,000	1,194,397
Svenska Handelsbanken AB, 4.88%, 06/10/14 (b)	3,000,000	3,143,544
Wells Fargo Capital XIII, 7.70%, 03/26/13 (a)(c)	1,000,000	970,000

		11,421,874

Consumer Finance 1.5%
Sallie Mae, Inc., 5.25%, 10/03/22 (d)	14,956,000	7,366,623

Diversified Financial Services 12.5%
American Honda Finance Corp., 6.70%, 10/01/13 (b)	1,000,000	1,095,070
Bank of America NA, 6.10%, 06/15/17	3,800,000	3,862,267
BP Capital Markets PLC, 5.25%, 11/07/13	1,000,000	1,089,229
Citigroup Funding, Inc., 1.38%, 05/05/11	15,000,000	15,095,925
Citigroup, Inc., 8.13%, 07/15/39	2,000,000	2,257,294
General Electric Capital Corp., 6.00%, 08/07/19	2,000,000	2,076,042
JPMorgan Chase & Co., 7.90%, 04/30/18 (a)(c)	1,000,000	1,031,460
JPMorgan Chase Bank NA, 6.00%, 10/01/17	4,000,000	4,282,696
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/01/18	2,500,000	3,312,690
Pooled Funding Trust II, 2.63%, 03/30/12 (b)	5,000,000	5,089,010
Private Export Funding Corp.
3.05%, 10/15/14	10,000,000	9,933,320
4.30%, 12/15/21	10,000,000	9,526,570
Textron Financial Corp., 5.13%, 11/01/10	750,000	756,077
Tyco International Finance SA, 4.13%, 10/15/14	2,000,000	2,044,452

		61,452,102

Diversified Telecommunication Services 1.4%
AT&T, Inc., 6.55%, 02/15/39	1,500,000	1,580,493
Telecom Italia Capital SA, 7.18%, 06/18/19	1,750,000	1,951,010
Verizon Communications, Inc., 5.50%, 02/15/18	3,000,000	3,130,713

		6,662,216

Electric Utilities 1.3%
Oncor Electric Delivery Co. LLC, 6.80%, 09/01/18	2,000,000	2,221,558
Pacific Gas & Electric Co., 6.25%, 12/01/13	1,000,000	1,113,245
PacifiCorp, 5.65%, 07/15/18	1,500,000	1,610,784
Public Service Co. of Colorado, 4.88%, 03/01/13	500,000	527,320
Public Service Electric & Gas Co., 6.33%, 11/01/13	1,000,000	1,113,806

		6,586,713

Energy Equipment & Services 1.5%
Smith International, Inc., 9.75%, 03/15/19	3,000,000	3,800,181
Weatherford International, Inc., 6.35%, 06/15/17	3,465,000	3,624,300

		7,424,481

Food & Staples Retailing 0.2%
CVS Pass-Through Trust, 6.94%, 01/10/30	960,782	965,826

Food Products 0.3%
Kraft Foods, Inc., 6.13%, 02/01/18	1,442,000	1,516,323

Industrial Conglomerates 0.2%
General Electric Co., 5.25%, 12/06/17	1,000,000	1,021,865

Insurance 0.8%
Principal Life Income Funding Trusts, 5.30%, 12/14/12	750,000	795,423
Prudential Financial, Inc., 4.75%, 09/17/15	3,000,000	3,042,045

		3,837,468

Media 0.8%
Comcast Cable Communications Holdings, Inc., 8.38%, 03/15/13	456,000	525,630
Time Warner Cable, Inc., 6.75%, 07/01/18	3,250,000	3,570,330

		4,095,960

10 Annual Report 2009

Corporate Bonds (continued)
	Principal Amount	Market Value

Metals & Mining 0.5%
Rio Tinto Finance USA Ltd., 5.88%, 07/15/13	$2,250,000	$2,427,833

Office Electronics 0.4%
Xerox Corp., 6.75%, 12/15/39	2,000,000	2,015,064

Oil, Gas & Consumable Fuels 1.6%
ConocoPhillips, 5.75%, 02/01/19	1,500,000	1,641,821
Devon Energy Corp., 5.63%, 01/15/14	1,500,000	1,620,442
Energy Transfer Partners LP, 6.00%, 07/01/13	1,250,000	1,336,479
EOG Resources, Inc., 6.13%, 10/01/13	1,000,000	1,104,288
Northwest Pipeline GP, 6.05%, 06/15/18	1,000,000	1,057,935
Sunoco Logistics Partners Operations LP, 8.75%, 02/15/14	1,000,000	1,112,538

		7,873,503

Pharmaceuticals 0.3%
Novartis Securities Investment Ltd., 5.13%, 02/10/19	1,500,000	1,575,789

Road & Rail 0.2%
CSX Corp., 6.25%, 03/15/18	1,000,000	1,076,823

Thrifts & Mortgage Finance 2.3%
US Central Federal Credit Union, 1.90%, 10/19/12	10,000,000	9,992,180
WMC Finance USA, Ltd., 5.13%, 05/15/13	1,250,000	1,340,706

		11,332,886

Wireless Telecommunication Services 0.1%
New Cingular Wireless Services, Inc., 7.88%, 03/01/11	500,000	537,198

Total Corporate Bonds (cost $145,231,516)		149,689,457

U.S. Government Mortgage Backed Agencies 25.2%

Fannie Mae Pool
Pool# 873863
5.69%, 05/01/16	4,813,244	5,224,582
Pool# AA6943
4.50%, 05/01/39	9,605,613	9,597,609
Fannie Mae REMICS
Pool# FNR 2005-53 MH
5.50%, 03/25/34	10,000,000	10,470,717
Pool# FNR 2007-74 QC
6.00%, 02/25/36	13,652,000	14,497,576
Pool# FNR 2007-6 PA
5.50%, 02/25/37	9,686,689	10,197,609
Pool# FNR 2007-66 AH
6.00%, 07/25/37	10,000,000	10,112,932
Freddie Mac Gold Pool
Pool# A85748,
5.00%, 04/01/39	8,745,928	8,977,330
Freddie Mac REMICS
Pool# FHR 3451 VB
5.00%, 05/15/28	10,000,000	10,257,933
Pool# FHR 3036 TM
4.50%, 12/15/34	10,000,000	10,198,791
Pool# FHR 3334 MD
5.00%, 06/15/35	10,000,000	10,271,413
Pool# FHR 3189 PC
6.00%, 08/15/35	10,000,000	10,560,489
Pool# FHR 3540 LN
4.50%, 04/15/38	13,665,637	13,507,381

Total U.S. Government Mortgage Backed Agencies (cost $125,056,747)		123,874,362

U.S. Government Sponsored & Agency Obligations 30.5%

Farmer Mac Guaranteed Notes Trust 2007-1 5.13%, 04/19/17 (b)	8,225,000	8,572,136
Federal Farm Credit Bank
2.00%, 01/17/12	10,000,000	10,134,160
2.80%, 11/05/14	10,000,000	9,935,410
Federal Home Loan Banks
1.75%, 12/14/12	20,000,000	19,898,220
3.00%, 06/24/13	20,000,000	20,570,960
3.63%, 10/18/13	20,000,000	20,950,740
Federal Home Loan Mortgage Corp.
5.75%, 01/15/12	2,500,000	2,721,597
5.35%, 08/01/15	13,000,000	14,402,674
Federal National Mortgage Association
3.25%, 04/09/13	2,500,000	2,594,598
3.00%, 09/16/14	30,000,000	30,380,310
Freddie Mac Strips 2.16%, 03/15/12 (d)	10,439,000	9,939,828

Total U.S. Government Sponsored & Agency Obligations (cost $150,220,873)		150,100,633

2009 Annual Report 11

Statement of Investments (Continued)
December 31, 2009

NVIT Core Bond Fund (Continued)

U.S. Treasury Bonds 2.6%

	Principal Amount	Market Value

U.S. Treasury Bond,
6.25%, 08/15/23	$8,000,000	$9,555,000

United States Treasury Inflation Indexed Bonds,
2.13%, 01/15/19	3,000,000	3,203,295

Total U.S. Treasury Bonds (cost $13,134,950)		12,758,295

U.S. Treasury Notes 2.9%

U.S. Treasury Note
.88%, 05/31/11	5,100,000	5,106,176
1.75%, 03/31/14	1,430,000	1,396,038
2.00%, 11/30/13	900,000	895,219
2.75%, 02/15/19	750,000	690,469
3.25%, 06/30/16	5,000,000	5,014,455
3.38%, 11/15/19	1,000,000	961,880

Total U.S. Treasury Notes (cost $14,265,990)		14,064,237

Yankee Dollars 0.9%

Chemicals 0.2%
Potash Corp of Saskatchewan, Inc., 4.88%, 03/01/13	1,135,000	1,198,768

Metals & Mining 0.7%
Xstrata Canada Corp.
7.25%, 07/15/12	1,170,000	1,262,344
6.00%, 10/15/15	2,000,000	2,135,936

		3,398,280

Total Yankee Dollars (cost $4,049,181)		4,597,048

Mutual Fund 3.4%

	Shares	Market Value

Money Market Fund 3.4%
Invesco AIM Liquid Assets Portfolio, 0.18% (e)	16,932,822	16,932,822

Total Mutual Fund (cost $16,932,822)		16,932,822

Total Investments (cost $484,603,970) (f) — 99.1%		487,261,311

Other assets in excess of liabilities — 0.9%		4,422,953

NET ASSETS — 100.0%		$491,684,264

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2009. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2009 was $28,020,498 which represents 5.70% of net assets.

(c)	Perpetual bond security. The maturity date reflects the next call date.

(d)	The rate reflected in the Statement of Investments is the discount rate at the time of purchase.

(e)	Represents 7-day effective yield as of December 31, 2009.

(f)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AB	Stock Company

GP	General Partnership

LP	Limited Partnership

Ltd.	Limited

NA	National Association

PLC	Public Limited Company

REMICS	Real Estate Mortgage Investment Conduits

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statement of Assets and Liabilities
December 31, 2009

NVIT
Core Bond Fund

Assets:
Investments, at value (cost $484,603,970)	$487,261,311
Interest and dividends receivable	3,660,462
Receivable for capital shares issued	1,090,838
Reclaims receivable	3,597
Prepaid expenses and other assets	582

Total Assets	492,016,790

Liabilities:
Payable for capital shares redeemed	15,196
Accrued expenses and other payables:
Investment advisory fees	162,434
Fund administration fees	17,355
Distribution fees	43,909
Administrative services fees	24,619
Accounting and transfer agent fees	5,043
Trustee fees	4,756
Custodian fees	2,009
Compliance program costs (Note 3)	3,690
Professional fees	17,649
Printing fees	14,598
Other	21,268

Total Liabilities	332,526

Net Assets	$491,684,264

Represented by:
Capital	$487,824,880
Accumulated net realized gains from investment transactions	1,202,043
Net unrealized appreciation/(depreciation) from investments	2,657,341

Net Assets	$491,684,264

Net Assets:
Class I Shares	$13,455,339
Class II Shares	204,807,516
Class Y Shares	273,421,409

Total	$491,684,264

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,317,327
Class II Shares	20,108,610
Class Y Shares	26,780,592

Total	48,206,529

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.21
Class II Shares	$10.19
Class Y Shares	$10.21

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Statement of Operations
For the Year Ended December 31, 2009

NVIT
Core Bond Fund

INVESTMENT INCOME:
Interest income	$10,738,721
Dividend income	92,678
Foreign tax withholding	(6,937)

Total Income	10,824,462

EXPENSES:
Investment advisory fees	1,054,803
Fund administration fees	112,667
Distribution fees Class II Shares	238,029
Administrative services fees Class I Shares	11,673
Administrative services fees Class II Shares	142,837
Professional fees	46,211
Printing fees	21,558
Trustee fees	9,341
Custodian fees	10,249
Accounting and transfer agent fees	14,175
Compliance program costs (Note 3)	2,640
Other	37,303

Total expenses before earnings credit	1,701,486
Earnings credit (Note 4)	(1,417)

Net Expenses	1,700,069

NET INVESTMENT INCOME	9,124,393

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	2,802,985
Net change in unrealized appreciation/(depreciation) from investments	4,897,525

Net realized/unrealized gains from investments	7,700,510

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$16,824,903

The accompanying notes are an integral part of these financial statements.

14 2009 Annual Report

Statements of Changes in Net Assets

	NVIT Core Bond Fund

	Year Ended	Period Ended
	December 31, 2009	December 31, 2008(a)
Operations:
Net investment income	$9,124,393	$1,987,891
Net realized gains from investments	2,802,985	663,041
Net change in unrealized appreciation/(depreciation) from investments	4,897,525	(2,240,184)

Change in net assets resulting from operations	16,824,903	410,748

Distributions to Shareholders From:
Net investment income:
Class I	(268,424)	(38,079)
Class II	(3,290,126)	(49,299)
Class Y	(5,640,953)	(1,889,571)
Net realized gains:
Class I	(62,340)	–
Class II	(974,692)	–
Class Y	(1,162,814)	–

Change in net assets from shareholder distributions	(11,399,349)	(1,976,949)

Change in net assets from capital transactions	402,248,472	85,576,439

Change in net assets	407,674,026	84,010,238

Net Assets:
Beginning of year	84,010,238	–

End of year	$491,684,264	$84,010,238

Accumulated undistributed net investment income at end of year	$–	$8,727

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$18,124,653	$3,556,528
Dividends reinvested	330,764	38,079
Cost of shares redeemed	(7,359,055)	(1,436,906)

Total Class I	11,096,362	2,157,701

Class II Shares
Proceeds from shares issued	204,715,568	3,083,327
Dividends reinvested	4,264,818	49,299
Cost of shares redeemed	(7,068,739)	(228,920)

Total Class II	201,911,647	2,903,706

Class Y Shares
Proceeds from shares issued	198,916,868	107,479,627
Dividends reinvested	6,803,767	1,889,571
Cost of shares redeemed	(16,480,172)	(28,854,166)

Total Class Y	189,240,463	80,515,032

Change in net assets from capital transactions:	$402,248,472	$85,576,439

Amounts designated as “–” are zero or have been rounded to zero.

(a) For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Statements of Changes in Net Assets (Continued)

	NVIT Core Bond Fund

	Year Ended	Period Ended
	December 31, 2009	December 31, 2008(a)

SHARE TRANSACTIONS:
Class I Shares
Issued	1,785,702	365,600
Reinvested	32,307	3,944
Redeemed	(723,271)	(146,954)

Total Class I Shares	1,094,738	222,590

Class II Shares
Issued	20,082,951	317,933
Reinvested	415,714	5,111
Redeemed	(689,356)	(23,743)

Total Class II Shares	19,809,309	299,301

Class Y Shares
Issued	19,612,203	10,956,837
Reinvested	665,930	195,292
Redeemed	(1,648,453)	(3,001,217)

Total Class Y Shares	18,629,680	8,150,912

Total change in shares	39,533,727	8,672,803

(a)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

16 2009 Annual Report

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Core Bond Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Net Assets (b)(c)	Turnover (d)
Class I Shares
Year Ended December 31, 2009 (e)	$9.69	0.35	0.50	0.85	(0.28)	(0.05)	(0.33)	$10.21	8.78%	$13,455,339	0.65%	3.47%	0.65%	64.87%
Period Ended December 31, 2008 (e)(f)	$10.00	0.34	(0.41)	(0.07)	(0.24)	–	(0.24)	$9.69	(0.65%)	$2,157,895	0.69%	4.60%	0.77%	88.25%

Class II Shares
Year Ended December 31, 2009 (e)	$9.67	0.31	0.52	0.83	(0.26)	(0.05)	(0.31)	$10.19	8.59%	$204,807,516	0.88%	3.03%	0.88%	64.87%
Period Ended December 31, 2008 (e)(f)	$10.00	0.32	(0.41)	(0.09)	(0.24)	–	(0.24)	$9.67	(0.87%)	$2,893,560	0.94%	4.41%	1.01%	88.25%

Class Y Shares
Year Ended December 31, 2009 (e)	$9.69	0.38	0.48	0.86	(0.29)	(0.05)	(0.34)	$10.21	8.92%	$273,421,409	0.50%	3.69%	0.50%	64.87%
Period Ended December 31, 2008 (e)(f)	$10.00	0.33	(0.39)	(0.06)	(0.25)	–	(0.25)	$9.69	(0.56%)	$78,958,783	0.55%	4.44%	0.62%	88.25%

Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 17

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, which was originally created under the laws of Massachusetts as a Massachusetts business trust pursuant to a Declaration of Trust dated, June 30, 1981, was redomesticated as a Delaware statutory trust after the close of trading on April 29, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Core Bond Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. All investments in securities are recorded at their estimated fair value as described below in the accompanying notes. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sales price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Investments held by money market funds are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to

18 Annual Report 2009

the maturity of the security. A money market fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Asset-Backed Securities	$—	$2,187,204	$—	$2,187,204

Commercial Mortgage Backed Securities	—	13,057,253	—	13,057,253

Corporate Bonds	—	149,689,457	—	149,689,457

Mutual Fund	16,932,822	—	—	16,932,822

U.S. Government Mortgage Backed Agencies	—	123,874,362	—	123,874,362

U.S. Government Sponsored & Agency Obligations	—	150,100,633	—	150,100,633

U.S. Treasury Bonds	—	12,758,295	—	12,758,295

U.S. Treasury Notes	—	14,064,237	—	14,064,237

Yankee Dollars	—	4,597,048	—	4,597,048

Total	$16,932,822	$470,328,489	$—	$487,261,311

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

* See Statement of Investments for identification of securities by type and industry classification.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty. As of December 31, 2009 the Fund did not hold any repurchase agreements.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications

20 Annual Report 2009

have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(e)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses directly attributable to the Fund are charged to that Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series within the Trust. The method for allocating income, Fund expenses, and realized and unrealized gains or losses to each class of shares of the Fund is based on the fair value of the shares of that class outstanding relative to net assets. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding relative to net assets. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of Nationwide Asset Management LLC, the subadviser for the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

All Assets	0.40%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadviser $375,084 for the year ended December 31, 2009.

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses, Rule 12b-1 fees, administrative servicing fees and certain other expenses, from exceeding 0.55% for all share classes of the Fund until April 30, 2010.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

As of December 31, 2009, the cumulative potential reimbursements, listed by the year in which NFA waived or reimbursed fees or expenses to the Fund, are:

Period Ended
December 31, 2008 (a)	Fiscal Year
Amount	2009 Amount	Total

$32,882	$—	$32,882

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period March 25, 2008 (commencement of operations) to December 31, 2008.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

22 Annual Report 2009

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II of the Fund.

For the year ended December 31, 2009, NFS received $154,510 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $2,640.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

2009 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2009

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $545,393,810 and sales of $161,178,197 (excluding short-term securities).

For the year ended December 31, 2009, the Fund had purchases of $132,051,449 and sales of $47,449,058 of U.S. government securities.

6. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

7. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from		Total Taxable
Ordinary Income	Net Long-Term Capital Gains	Distributions

$11,399,349	$–	$11,399,349

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the period ended December 31, 2008 was as follows:

Distributions paid from		Total Taxable
Ordinary Income	Net Long-Term Capital Gains	Distributions

$1,976,949	$–	$1,976,949

Amounts designated as “—” are zero or have been rounded to zero.

24 Annual Report 2009

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$686,658	$533,410	$1,220,068	$–	$–	$2,639,316	$3,859,384

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$484,621,995	$7,003,660	$(4,364,344)	$2,639,316

8. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

2009 Annual Report 25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Core Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009 and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period March 25, 2008 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

26 Annual Report 2009

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

2009 Annual Report 27

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

28 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

2009 Annual Report 29

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

30 Annual Report 2009

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2009 Annual Report 31

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NVIT Core Plus Bond Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

21	Statement of Assets and Liabilities

22	Statement of Operations

23	Statements of Changes in Net Assets

25	Financial Highlights

26	Notes to Financial Statements

33	Report of Independent Registered Public Accounting Firm

34	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-CPB (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

The Fund may be subject to interest rate risk. Generally, when interest rates go up, the value of fixed-income securities goes down.

The Fund may be subject to extension risk. When interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

The Fund may be subject to prepayment, call and redemption risks. Certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

The Fund may be subject to liquidity risk, which is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

The Fund may be subject to credit risk. A bond issuer may be unable to pay the interest or principal when due.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-

2 Annual Report 2009

weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Neuberger Berman Fixed Income LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Neuberger Berman Fixed Income LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Core Plus Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Core Plus Bond Fund (Class II at NAV) returned 16.44% versus 5.93% for its benchmark, the Barclays Capital (BARCAP) U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 45 funds as of December 31, 2009) was 14.80% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The largest contributors to the Fund’s positive performance were its investment-grade corporate bonds and its exposure to high-yield investments and emerging markets. The Fund benefited from investment-grade corporate bonds – in particular, the Fund’s exposure to financials and Baa-rated industrials, because those spreads narrowed from the previous year’s elevated levels. Other meaningful contributors to Fund performance included the Fund’s overweight to commercial mortgage-backed securities (CMBS) and exposure to Treasury Inflation-Protected Securities (TIPS). To a lesser extent, the Fund’s mortgages and floating-rate notes also added value.

What areas of investment detracted from Fund performance?

The Fund’s exposure to Agencies modestly detracted from Fund performance.

What is your outlook for the near term?

We anticipate that the U.S. economy will continue to recover in 2010. We believe overall gross domestic product (GDP) in 2010 is going to be highly dependent on Washington’s future economic policy actions. On the monetary side, we will be closely watching the timing and methods of how the Federal Reserve; during normal times the Fed typically uses open market operations and fed funds rate changes to achieve price stability. The fiscal side is still currently very murky due to the pending finalization of the health-care bill and tax policies.

That said, a number of challenges remain that will influence longer-term economic growth as many families, homeowners and businesses still face severe financial pressure. Real estate foreclosures are increasing and unemployment is high. Concerns remain that the shadow inventory of foreclosed homes held by banks will eventually hit the market, and the increased supply may dampen the recent improvement in prices. In addition, businesses are still cautious in the face of uncertainty about the strength of the recovery. As a result, firms are deferring capital expenditures and delaying hiring plans until greater certainty exists.

Subadviser:
Neuberger Berman Fixed Income LLC

Portfolio Managers:
Thanos Bardas and Andrew A. Johnson

2009 Annual Report 5

Fund Performance	NVIT Core Plus Bond Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	Inception[2]

Class I	16.62%	8.98%

Class II	16.44%	8.77%

Class Y	16.89%	9.15%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 25, 2008.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class I	0.80%	0.70%

Class II	1.05%	0.95%

Class Y	0.65%	0.55%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Core Plus Bond Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index) is a benchmark index composed of U.S. securities in Treasury, Government-Related, Corporate, and Securitized sectors. It includes Securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	NVIT Core Plus Bond Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
NVIT Core Plus Bond Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class I Shares	Actual		1,000.00	1,085.40	3.68	0.70
	Hypothetical	[b]	1,000.00	1,021.68	3.57	0.70

Class II Shares	Actual		1,000.00	1,084.50	4.99	0.95
	Hypothetical	[b]	1,000.00	1,020.42	4.84	0.95

Class Y Shares	Actual		1,000.00	1,087.20	2.89	0.55
	Hypothetical	[b]	1,000.00	1,022.43	2.80	0.55

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	NVIT Core Plus Bond Fund
December 31, 2009

Asset Allocation

Corporate Bonds	34.2%
U.S. Government Mortgage Backed Agencies	34.1%
Mutual Fund	17.1%
U.S. Treasury Bond	9.3%
Commercial Mortgage Backed Securities	9.0%
U.S. Government Sponsored & Agency Obligations	7.6%
U.S. Treasury Notes	3.8%
Sovereign Bonds	1.9%
Asset-Backed Securities	0.2%
Liabilities in excess of other assets	(17	.2)%

	100.0%

Top Industries†

U.S. Government Agencies	21.2%
Diversified Financial Services	9.3%
Thrifts & Mortgage Finance	5.6%
Capital Markets	4.4%
Commercial Banks	2.4%
Media	2.2%
Oil, Gas & Consumable Fuels	1.5%
Diversified Telecommunication Services	1.5%
Gas Utilities	1.4%
Chemicals	1.3%
Other Industries	49.2%

100.0%

Top Holdings†

Invesco AIM Liquid Assets Portfolio, 0.18%	14.6%
Fannie Mae Pool, 5.50%, 01/25/39	8.6%
United States Treasury Inflation Indexed Bonds, 2.38%, 01/15/17	7.5%
Federal National Mortgage Association TBA, 6.00%, 01/25/39	4.3%
U.S. Treasury Note, 2.38%, 10/31/14	2.6%
Federal Home Loan Mortgage Corp., 0.00%, 01/20/10	2.3%
Federal National Mortgage Association TBA, 5.50%, 02/25/39	1.9%
Federal Home Loan Mortgage Corp., 0.00%, 03/30/10	1.8%
Federal Home Loan Mortgage Corp., 0.00%, 03/02/10	1.5%
Morgan Stanley, 5.63%, 09/23/19	1.0%
Other Holdings	53.9%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

NVIT Core Plus Bond Fund

Asset-Backed Securities 0.2%

	Principal Amount	Market Value

Other Asset-Backed Securities 0.2%
GSAMP Trust, Series 2006-HE5, Class A2B, 0.33%, 08/25/36 (a)	$596,722	$527,210

Student Loan Asset-Backed Securities 0.0%
SLM Student Loan Trust, Series 2008-6, Class A1, 0.68%, 10/27/14 (a)	67,128	67,043

Total Asset-Backed Securities (cost $557,393)		594,253

Commercial Mortgage Backed Securities 9.0%

Capital Markets 2.8%
GS Mortgage Securities Corp. II Series 2005-GG4, Class A3, 4.61%, 07/10/39	1,800,000	1,784,601
Series 2005-GG4, Class A4, 4.76%, 07/10/39	800,000	724,468
Series 2007-GG10, Class A4, 5.81%, 08/10/45 (a)	2,200,000	1,889,018
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A4 5.86%, 07/15/40 (a)	1,635,000	1,380,582
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-4, Class A3, 5.17%, 12/12/49 (a)	400,000	353,571
Series 2007-5, Class A4, 5.38%, 08/12/48	600,000	470,512
Series 2007-7, Class A4, 5.75%, 06/12/50 (a)	1,260,000	1,056,210
Series 2007-8, Class A3, 5.96%, 08/12/49 (a)	250,000	215,767
Morgan Stanley Capital I, Series 2007-HQ12, Class A4 5.63%, 04/12/49 (a)	335,000	295,148

		8,169,877

Commercial Banks 0.7%
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B 6.02%, 12/10/49 (a)	700,000	611,464
Wachovia Bank Commercial Mortgage Trust
Series 2005-C19, Class A5, 4.66%, 05/15/44	500,000	501,672
Series 2006-C23, Class A4, 5.42%, 01/15/45 (a)	290,000	277,787
Series 2006-C29, Class A3, 5.31%, 11/15/48	260,000	254,922
Series 2007-C31, Class A4, 5.51%, 04/15/47	100,000	80,246
Series 2007-C33, Class A2, 5.86%, 02/15/51 (a)	250,000	255,870

		1,981,961

Diversified Financial Services 5.5%
Banc of America Commercial Mortgage, Inc.
Series 2006-3, Class A4, 5.89%, 07/10/44 (a)	850,000	773,460
Series 2006-4, Class A4, 5.63%, 07/10/46	1,500,000	1,405,219
Series 2006-5, Class A4, 5.41%, 09/10/47	1,795,000	1,685,946
Series 2007-3, Class A4, 5.66%, 06/10/49 (a)	295,000	246,572
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 5.69%, 06/11/50 (a)	800,000	700,461
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4 5.89%, 11/15/44 (a)	750,000	671,424
Credit Suisse Mortgage Capital Certificates
Series 2006-C4, Class A3, 5.47%, 09/15/39	1,500,000	1,284,784
Series 2007-C1, Class A3, 5.38%, 02/15/40	225,000	181,616
Series 2007-C2, Class A2, 5.45%, 01/15/49 (a)	350,000	357,355
Series 2007-C2, Class A3, 5.54%, 01/15/49 (a)	650,000	513,769
Series 2007-C4, Class A4, 5.81%, 09/15/39 (a)	1,210,000	975,937
CS First Boston Mortgage Securities Corp., Series 2005-C4, Class A3 5.12%, 08/15/38 (a)	200,000	199,395
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4 5.74%, 12/10/49	175,000	155,341
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP4, Class A3A1, 4.87%, 10/15/42	465,000	467,220
Series 2006-CB14, Class ASB, 5.51%, 12/12/44 (a)	775,000	788,444
Series 2006-LDP7, Class A4, 5.87%, 04/15/45 (a)	970,000	934,730
Series 2006-LDP9, Class A1S, 5.28%, 05/15/47	135,712	137,153

2009 Annual Report 9

Statement of Investments (Continued)
December 31, 2009

NVIT Core Plus Bond Fund (Continued)

Commercial Mortgage Backed Securities (continued)
Diversified Financial Services (continued)

Series 2006-LDP9, Class A3, 5.34%, 05/15/47	$415,000	$359,916
Series 2007-CB18, Class A4, 5.44%, 06/12/47	2,100,000	1,829,449
Series 2007-CB20, Class A4, 5.79%, 02/12/51 (a)	200,000	174,467
Series 2007-LD11, Class A4, 5.82%, 06/15/49 (a)	805,000	701,035
Series 2007-LD12, Class A4, 5.88%, 02/15/51 (a)	600,000	519,559
Series 2008-C2, Class ASB, 6.13%, 02/12/51 (a)	205,000	197,318
Morgan Stanley Capital I, Series 2007-IQ16, Class A4 5.81%, 12/12/49	1,250,000	1,065,060

		16,325,630

Total Commercial Mortgage Backed Securities (cost $23,657,237)		26,477,468

Corporate Bonds 34.2%

Airlines 1.4%
American Airlines Pass Through Trust 2009-1A, 10.38%, 07/02/19	200,000	221,000
American Airlines, Inc., 10.50%, 10/15/12 (b)	95,000	99,275
Continental Airlines, Inc.
7.25%, 11/10/19	1,165,000	1,185,387
5.98%, 04/19/22	785,000	757,525
Delta Air Lines, Inc.
9.50%, 09/15/14 (b)	240,000	249,300
7.75%, 12/17/19	950,000	969,000
6.82%, 08/10/22	481,444	459,779
UAL Pass Through Trust, Series 2007-1, 6.64%, 07/02/22	182,050	154,743
United Air Lines, Inc., 9.75%, 01/15/17	130,000	132,600

		4,228,609

Automobiles 0.1%
Ford Motor Co., 9.98%, 02/15/47	50,000	46,500
Navistar International Corp., 8.25%, 11/01/21	220,000	225,500

		272,000

Beverages 1.1%
Anheuser-Busch InBev Worldwide, Inc., 5.38%, 01/15/20 (b)	3,120,000	3,183,208

Building Products 0.1%
Goodman Global Group, Inc., 0.00%, 12/15/14 (b)	215,000	122,012
Owens Corning, 9.00%, 06/15/19	155,000	172,853
Ply Gem Industries, Inc., 11.75%, 06/15/13	20,000	20,000
USG Corp., 9.75%, 08/01/14 (b)	70,000	74,725

		389,590

Capital Markets 2.4%
Goldman Sachs Group, Inc. (The),
3.63%, 08/01/12	555,000	571,819
6.00%, 05/01/14	585,000	639,854
6.75%, 10/01/37	905,000	930,238
Merrill Lynch & Co., Inc.
5.45%, 02/05/13	1,030,000	1,083,839
6.11%, 01/29/37	200,000	184,385
Morgan Stanley, 5.63%, 09/23/19	3,480,000	3,505,439

		6,915,574

Chemicals 1.5%
Dow Chemical Co. (The)
5.90%, 02/15/15	915,000	983,237
8.55%, 05/15/19	2,230,000	2,660,713
Huntsman International LLC, 5.50%, 06/30/16 (b)	300,000	266,250
MacDermid, Inc., 9.50%, 04/15/17 (b)	90,000	90,000
Momentive Performance Materials, Inc., 12.50%, 06/15/14 (b)	155,000	170,500
Nalco Co., 8.25%, 05/15/17 (b)	200,000	212,500

		4,383,200

Commercial Banks 2.2%
Bank of America Corp., 5.65%, 05/01/18	1,065,000	1,081,627
Barclays Bank PLC, 5.00%, 09/22/16	920,000	940,067
Deutsche Bank AG/London, 3.88%, 08/18/14	1,080,000	1,102,850
Lloyds Banking Group plc, 6.66%, 12/31/49 (b)(c)	130,000	78,000
Royal Bank of Scotland PLC (The), 4.88%, 08/25/14 (b)	1,180,000	1,196,148
RSHB Capital SA for OJSC Russian Agricultural Bank, 6.30%, 05/15/17	525,000	528,281

10 Annual Report 2009

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)
Commercial Banks (continued)

Wachovia Corp., 5.50%, 05/01/13	$1,295,000	$1,375,721

		6,302,694

Commercial Services & Supplies 0.7%
Ceridian Corp., 12.25%, 11/15/15	110,000	103,950
ERAC USA Finance Co., 7.00%, 10/15/37 (b)	1,535,000	1,502,471
Ford Holdings LLC, 9.30%, 03/01/30	120,000	110,400
Power Sector Assets & Liabilities Management Corp., 7.39%, 12/02/24 (b)	350,000	356,779

		2,073,600

Communications Equipment 0.5%
CC Holdings GS V LLC/Crown Castle GS III Corp., 7.75%, 05/01/17 (b)	250,000	266,250
Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.63%, 11/15/17 (b)	45,000	45,450
Comcast Corp., 6.30%, 11/15/17	505,000	552,580
DISH DBS Corp., 7.88%, 09/01/19	200,000	209,750
UPC Holding BV, 9.88%, 04/15/18 (b)	235,000	247,925

		1,321,955

Construction & Engineering 0.1%
Dycom Investments, Inc., 8.13%, 10/15/15	160,000	147,200

Consumer Finance 1.5%
American Express Co., 8.13%, 05/20/19	375,000	444,398
American Express Credit Corp.
5.88%, 05/02/13	1,815,000	1,947,783
5.13%, 08/25/14	735,000	774,494
American General Finance Corp.
5.38%, 10/01/12	95,000	76,390
5.85%, 06/01/13	240,000	189,647
5.40%, 12/01/15	130,000	89,377
6.90%, 12/15/17	175,000	121,512
Cardtronics, Inc., 9.25%, 08/15/13	140,000	144,025
Ford Motor Credit Co. LLC
7.00%, 10/01/13	110,000	109,835
8.70%, 10/01/14	295,000	308,420
8.13%, 01/15/20	325,000	319,377

		4,525,258

Containers & Packaging 0.0%
Ball Corp., 7.13%, 09/01/16	75,000	76,875
Berry Plastics Corp., 8.88%, 09/15/14	20,000	19,450

		96,325

Diversified Financial Services 5.8%
Bank of America Corp.
7.38%, 05/15/14	1,475,000	1,673,703
6.50%, 08/01/16	2,100,000	2,258,176
CIT Group, Inc./New
7.00%, 05/01/13	14,061	13,112
7.00%, 05/01/14	21,092	19,589
7.00%, 05/01/15	21,092	18,877
7.00%, 05/01/16	45,154	39,736
7.00%, 05/01/17	664,216	576,207
Citigroup, Inc.
6.13%, 11/21/17	900,000	907,177
8.50%, 05/22/19	2,195,000	2,534,683
6.88%, 03/05/38	1,715,000	1,711,601
FireKeepers Development Authority, 13.88%, 05/01/15 (b)	125,000	141,875
General Electric Capital Corp.
5.90%, 05/13/14	1,440,000	1,556,744
5.88%, 01/14/38	1,850,000	1,712,883
GMAC, Inc.
6.75%, 12/01/14 (b)	220,000	209,000
8.00%, 11/01/31 (b)	210,000	189,000
Hutchison Whampoa International Ltd., 5.75%, 09/11/19	340,000	344,679
Icahn Enterprises LP, 8.13%, 06/01/12	100,000	102,000
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.13%, 02/15/13	175,000	178,500
Intergas Finance BV, 6.38%, 05/14/17	100,000	94,000
JPMorgan Chase & Co., 3.70%, 01/20/15	1,290,000	1,293,816
JPMorgan Chase Capital XV, 5.88%, 03/15/35	300,000	267,024

		15,842,382

Diversified Telecommunication Services 1.8%
AT&T, Inc., 4.85%, 02/15/14	1,295,000	1,376,967
Clearwire Communications LLC, 12.00%, 12/01/15 (b)	230,000	233,450
Frontier Communications Corp.
6.63%, 03/15/15	185,000	179,912
9.00%, 08/15/31	90,000	88,425

2009 Annual Report 11

Statement of Investments (Continued)
December 31, 2009

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)
Diversified Telecommunication Services (continued)

GCI, Inc., 8.63%, 11/15/19 (b)	$100,000	$100,875
Level 3 Financing, Inc., 9.25%, 11/01/14	60,000	56,700
Qwest Corp.
8.88%, 03/15/12	850,000	913,750
8.38%, 05/01/16	150,000	160,875
Sprint Capital Corp., 6.88%, 11/15/28	545,000	453,031
Telecom Italia Capital SA, 4.95%, 09/30/14	935,000	969,106
Verizon Communications, Inc., 6.35%, 04/01/19	490,000	540,583
Virgin Media Finance PLC, 9.13%, 08/15/16	70,000	73,763
Windstream Corp., 8.63%, 08/01/16	150,000	152,625

		5,300,062

Electric Utilities 1.1%
AES Corp. (The), 8.75%, 05/15/13 (b)	175,000	179,375
Duke Energy Corp., 6.30%, 02/01/14	240,000	263,909
Edison Mission Energy
7.00%, 05/15/17	45,000	35,550
7.20%, 05/15/19	45,000	34,088
7.63%, 05/15/27	265,000	179,537
Energy Future Holdings Corp., 10.88%, 11/01/17	355,000	290,213
Exelon Generation Co. LLC, 6.25%, 10/01/39	560,000	570,545
FirstEnergy Solutions Corp., 4.80%, 02/15/15	545,000	556,278
Majapahit Holding BV, 7.88%, 06/29/37	100,000	97,249
Oncor Electric Delivery Co. LLC, 6.38%, 05/01/12	1,050,000	1,134,048

		3,340,792

Electronic Equipment & Instruments 0.0%
NXP BV, Series ExCH, 7.88%, 10/15/14	100,000	90,750

Energy Equipment & Services 1.0%
Anadarko Petroleum Corp., 5.95%, 09/15/16	1,870,000	2,022,773
Atlas Energy Operating Co. LLC, 10.75%, 02/01/18	35,000	38,675
Chesapeake Energy Corp., 6.88%, 01/15/16	135,000	135,000
Cimarex Energy Co., 7.13%, 05/01/17	175,000	176,750
Pemex Project Funding Master Trust
5.75%, 03/01/18	360,000	364,006
6.63%, 06/15/38	250,000	232,633
Petroleos Mexicanos, 4.88%, 03/15/15	70,000	70,049

		3,039,886

Food & Staples Retailing 0.8%
CVS Pass-Through Trust, 7.51%, 01/10/32 (b)	1,025,000	1,073,677
Delhaize Group SA, 5.88%, 02/01/14	155,000	166,472
Ingles Markets, Inc., 8.88%, 05/15/17	150,000	156,000
Rite Aid Corp.
9.75%, 06/12/16	150,000	162,750
10.25%, 10/15/19 (b)	40,000	42,200
Safeway, Inc., 5.00%, 08/15/19	730,000	723,919

		2,325,018

Gas Utilities 1.8%
AmeriGas Partners LP, 7.13%, 05/20/16	200,000	200,000
DCP Midstream LLC, 9.75%, 03/15/19 (b)	375,000	461,421
El Paso Corp., 7.80%, 08/01/31	205,000	192,994
Enterprise Products Operating LLC, 6.13%, 10/15/39	705,000	681,081
Ferrellgas Escrow LLC, 6.75%, 05/01/14	200,000	197,000
Ferrellgas Partners LP, 9.13%, 10/01/17 (b)	165,000	174,487
Midcontinent Express Pipeline LLC, 6.70%, 09/15/19 (b)	875,000	897,445
NGPL Pipeco LLC, 6.51%, 12/15/12 (b)	835,000	907,549
Plains All American Pipeline LP, 4.25%, 09/01/12	1,215,000	1,253,861
Sabine Pass LNG LP, 7.50%, 11/30/16	385,000	320,512
Williams Partners LP, 7.25%, 02/01/17	85,000	85,866

		5,372,216

Health Care Equipment & Supplies 0.4%
Mead Johnson Nutrition Co., 3.50%, 11/01/14 (b)	1,095,000	1,082,520

12 Annual Report 2009

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

Health Care Providers & Services 0.8%
Biomet, Inc., 10.00%, 10/15/17	$115,000	$124,919
Express Scripts, Inc., 5.25%, 06/15/12	655,000	696,004
HCA, Inc.
9.13%, 11/15/14	135,000	142,425
9.25%, 11/15/16	200,000	214,750
8.50%, 04/15/19 (b)	30,000	32,325
NMH Holdings, Inc., 6.63%, 06/15/14 (a)(b)	127,346	94,872
Roche Holdings, Inc., 6.00%, 03/01/19 (b)	830,000	912,046
Service Corp International, 7.50%, 04/01/27	165,000	146,850

		2,364,191

Hotels, Restaurants & Leisure 0.3%
Harrah’s Operating Co., Inc., 10.75%, 02/01/16	55,000	44,825
Harrahs Operating Escrow LLC/Harrahs Escrow Corp., 11.25%, 06/01/17 (b)	75,000	78,469
Host Hotels & Resorts LP, 7.13%, 11/01/13	85,000	86,381
MGM Mirage, Inc., 11.13%, 11/15/17 (b)	210,000	232,575
OSI Restaurant Partners, Inc., 10.00%, 06/15/15	20,000	17,650
Peninsula Gaming LLC, 8.38%, 08/15/15 (b)	150,000	149,625
Pinnacle Entertainment, Inc., 8.63%, 08/01/17 (b)	80,000	81,600
Pokagon Gaming Authority, 10.38%, 06/15/14 (b)	185,000	192,400

		883,525

Household Durables 0.1%
Standard Pacific Escrow LLC, 10.75%, 09/15/16 (b)	160,000	163,200

Industrial Conglomerates 0.4%
Ingersoll-Rand Global Holding Co. Ltd., 6.00%, 08/15/13	995,000	1,074,366

Insurance 0.4%
American International Group, Inc., 8.18%, 05/15/58 (a)	150,000	99,000
Hartford Financial Services Group, Inc., 5.38%, 03/15/17	990,000	943,732

		1,042,732

IT Services 0.2%
First Data Corp.
9.88%, 09/24/15	50,000	46,625
10.55%, 09/24/15	130,000	115,375
Lender Processing Services, Inc., 8.13%, 07/01/16	200,000	212,750
SunGard Data Systems, Inc.
9.13%, 08/15/13	20,000	20,500
10.63%, 05/15/15	200,000	220,250

		615,500

Machinery 0.5%
Mueller Water Products, Inc., 7.38%, 06/01/17	50,000	46,250
Roper Industries, Inc., 6.25%, 09/01/19	1,275,000	1,327,357
Terex Corp., 8.00%, 11/15/17	55,000	52,937

		1,426,544

Media 2.6%
Cengage Learning Acquisitions, Inc., 10.50%, 01/15/15 (b)	55,000	52,594
Clear Channel Worldwide Holdings, Inc.
9.25%, 12/15/17 (b)	85,000	87,400
CSC Holdings LLC, 8.63%, 02/15/19 (b)	150,000	161,438
DirectTV Holdings, 4.75%, 10/01/14 (b)	1,495,000	1,523,907
Gannett Co., Inc.
8.75%, 11/15/14 (b)	35,000	36,225
9.38%, 11/15/17 (b)	85,000	87,763
Intelsat Bermuda Ltd., 11.50%, 02/04/17 (b)	75,000	73,688
Intelsat Subsidiary Holding Co. Ltd., 8.88%, 01/15/15	280,000	289,800
Interpublic Group of Cos., Inc., 10.00%, 07/15/17	150,000	166,500
Lamar Media Corp., 9.75%, 04/01/14	130,000	143,488
LIN Television Corp., 6.50%, 05/15/13	185,000	175,750
News America, Inc., 6.90%, 08/15/39 (b)	655,000	714,522
Nielsen Finance Co. LLC/Nielsen Finance Co., 11.50%, 05/01/16	120,000	134,100
Sinclair Television Group, Inc., 9.25%, 11/01/17 (b)	125,000	130,000
Telesat LLC, 11.00%, 11/01/15	150,000	162,750
Time Warner Cable, Inc., 6.75%, 07/01/18	1,910,000	2,098,255

2009 Annual Report 13

Statement of Investments (Continued)
December 31, 2009

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)
Media (continued)

Time Warner, Inc., 6.88%, 05/01/12	$810,000	$886,742
Univision Communications, Inc., 12.00%, 07/01/14 (b)	125,000	137,656
Videotron Ltee, 6.88%, 01/15/14	200,000	201,000
WMG Acquisition Corp., 9.50%, 06/15/16 (b)	150,000	160,687
XM Satellite Radio, Inc., 11.25%, 06/15/13 (b)	40,000	43,000

		7,467,265

Metals & Mining 0.3%
Arch Coal, Inc., 8.75%, 08/01/16 (b)	105,000	111,037
Tube City IMS Corp., 9.75%, 02/01/15	175,000	169,094
Vale Overseas Ltd., 6.88%, 11/10/39	610,000	614,102

		894,233

Multiline Retail 0.1%
Macy’s Retail Holdings, Inc.
7.00%, 02/15/28	270,000	237,600
6.90%, 04/01/29	100,000	88,000

		325,600

Multi-Utilities 0.1%
NRG Energy, Inc.
7.38%, 02/01/16	115,000	115,144
7.38%, 01/15/17	110,000	110,275

		225,419

Office Electronics 0.6%
Xerox Corp.
5.50%, 05/15/12	885,000	935,286
5.63%, 12/15/19	675,000	674,058

		1,609,344

Oil, Gas & Consumable Fuels 1.5%
Chesapeake Energy Corp., 7.25%, 12/15/18	225,000	226,688
ConocoPhillips, 6.00%, 01/15/20	735,000	814,393
Dynegy Roseton/Danskammer Pass-Through Trust, Series B, 7.67%, 11/08/16	405,000	390,825
El Paso Corp., 8.25%, 02/15/16	200,000	213,500
KazMunaiGaz Finance Sub BV, 9.13%, 07/02/18	100,000	111,000
Kinder Morgan Energy Partners LP
5.95%, 02/15/18	490,000	519,015
6.50%, 09/01/39	705,000	710,507
Kinder Morgan Finance Co. ULC, 5.70%, 01/05/16	115,000	110,400
MarkWest Energy Partners LP/Markwest Energy Finance Corp., 8.75%, 04/15/18	200,000	206,000
Regency Energy Partners LP/Regency Energy Finance Corp., 8.38%, 12/15/13	200,000	207,000
Valero Energy Corp., 6.63%, 06/15/37	905,000	849,190
Williams Cos., Inc. (The), 8.75%, 01/15/20	140,000	167,016

		4,525,534

Paper & Forest Products 0.0%
PE Paper Escrow GmbH, 12.00%, 08/01/14 (b)	100,000	110,500

Pharmaceuticals 0.3%
Watson Pharmaceuticals, Inc., 5.00%, 08/15/14	945,000	964,824

Real Estate Investment Trusts (REITs) 0.5%
Simon Property Group LP, 5.88%, 03/01/17	645,000	645,904
Ventas Realty LP
6.50%, 06/01/16	55,000	53,075
6.75%, 04/01/17	145,000	140,288
WEA Finance LLC, 7.50%, 06/02/14 (b)	445,000	500,756

		1,340,023

Road & Rail 0.1%
RSC Equipment Rental, Inc., 10.25%, 11/15/19 (b)	90,000	90,338
United Rentals North America, Inc., 10.88%, 06/15/16	225,000	244,687

		335,025

Specialty Retail 0.1%
Blockbuster, Inc., 11.75%, 10/01/14 (b)	271,000	257,450
Toys “R” Us Property Co. I LLC, 10.75%, 07/15/17 (b)	100,000	109,500

		366,950

Technology Distributors 0.0%
Advanced Micro Devices, Inc., 8.13%, 12/15/17 (b)	60,000	59,775

14 Annual Report 2009

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

Tobacco 1.2%
Altria Group, Inc.
9.70%, 11/10/18	$1,135,000	$1,403,050
9.95%, 11/10/38	255,000	332,395
Lorillard Tobacco Co., 8.13%, 06/23/19	1,600,000	1,759,017

		3,494,462

Wireless Telecommunication Services 0.2%
Cricket Communications, Inc., 7.75%, 05/15/16	150,000	149,625
MetroPCS Wireless, Inc., 9.25%, 11/01/14	165,000	167,062
Nextel Communications, Inc., 6.88%, 10/31/13	75,000	72,750
Vodafone Group PLC, 4.15%, 06/10/14	90,000	92,591

		482,028

Total Corporate Bonds (cost $93,866,012)		100,003,879

U.S. Government Mortgage Backed Agencies 34.1%

Fannie Mae Pool
Pool# 969941
5.00%, 03/01/23	187,454	196,107
Pool# 982885
5.00%, 05/01/23	77,513	81,091
Pool# 975884
5.00%, 06/01/23	76,791	80,335
Pool# 987214
5.00%, 07/01/23	40,348	42,210
Pool# 976243
5.00%, 08/01/23	125,530	131,325
Pool# 987456
5.00%, 08/01/23	112,384	117,571
Pool# 965102
5.00%, 09/01/23	50,131	52,445
Pool# 988300
5.00%, 09/01/23	183,771	192,254
Pool# 992021
5.00%, 10/01/23	150,278	157,215
Pool# 735578
5.00%, 06/01/35	325,147	334,309
Pool# 834657
5.50%, 08/01/35	25,046	26,308
Pool# 835482
5.50%, 10/01/35	177,842	186,809
Pool# 745826
6.00%, 07/01/36	127,205	135,115
Pool# 899215
6.00%, 10/01/36	244,423	259,623
Pool# 831922
5.50%, 11/01/36	131,366	137,763
Pool# 888222
6.00%, 02/01/37	271,994	288,908
Pool# 913304
5.50%, 04/01/37	316,224	331,376
Pool# 899528
5.50%, 05/01/37	925,833	970,196
Pool# 937090
5.50%, 05/01/37	886,987	929,488
Pool# 917141
5.50%, 06/01/37	169,414	177,664
Pool# 938175
5.50%, 07/01/37	142,467	149,293
Pool# 899598
6.00%, 07/01/37	114,336	121,286
Pool# 945218
5.50%, 08/01/37	31,119	32,610
Pool# 952277
5.50%, 09/01/37	18,401	19,283
Pool# 943640
5.50%, 10/01/37	38,726	40,581
Pool# 950992
5.50%, 10/01/37	44,982	47,137
Pool# 960117
5.50%, 11/01/37	20,321	21,295
Pool# 956411
6.00%, 11/01/37	354,298	375,833
Pool# 967276
5.00%, 12/01/37	235,434	241,884
Pool# 929018
6.00%, 12/01/37	835,203	885,968
Pool# 966419
6.00%, 12/01/37	489,766	519,534
Pool# 952035
5.50%, 01/01/38	474,843	497,596
Pool# 961256
5.50%, 01/01/38	723,187	757,840
Pool# 969451
5.50%, 01/01/38	837,386	877,511
Pool# 965719
6.00%, 01/01/38	339,022	359,416
Pool# 960048
5.50%, 02/01/38	45,957	48,159
Pool# 969757
5.50%, 02/01/38	43,973	46,080
Pool# 972701
5.50%, 02/01/38	160,370	168,055
Pool# 933409
5.00%, 03/01/38	709,851	729,258
Pool# 961849
5.50%, 03/01/38	471,228	493,808

2009 Annual Report 15

Statement of Investments (Continued)
December 31, 2009

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

Pool# 974674
5.50%, 03/01/38	$221,077	$231,671
Pool# 970185
5.00%, 04/01/38	364,459	374,424
Pool# 929515
5.00%, 05/01/38	142,719	146,621
Pool# 962874
5.00%, 05/01/38	123,437	126,812
Pool# 982126
5.00%, 05/01/38	340,083	349,381
Pool# 969268
5.50%, 05/01/38	30,882	32,361
Pool# 970232
5.50%, 05/01/38	87,990	92,206
Pool# 995048
5.50%, 05/01/38	1,272,918	1,334,906
Pool# 933927
5.50%, 06/01/38	328,313	344,045
Pool# 976213
5.50%, 06/01/38	38,147	39,975
Pool# 983821
5.50%, 06/01/38	245,220	256,970
Pool# 985731
5.50%, 06/01/38	448,814	470,320
Pool# 934108
5.00%, 07/01/38	486,081	499,370
Pool# 934333
5.50%, 07/01/38	2,408,363	2,523,763
Pool# 986264
5.50%, 07/01/38	1,920,155	2,012,162
Pool# 988029
5.00%, 08/01/38	458,719	471,260
Pool# 257306
5.50%, 08/01/38	44,279	46,401
Pool# 964970
5.50%, 08/01/38	442,962	464,188
Pool# 975697
5.50%, 08/01/38	378,382	396,513
Pool# 986062
5.50%, 08/01/38	103,534	108,495
Pool# 925973
6.00%, 08/01/38	156,843	166,278
Pool# 970818
5.50%, 09/01/38	469,383	491,875
Pool# 970650
5.50%, 10/01/38	1,267,766	1,328,513
Pool# 990786
5.50%, 10/01/38	281,581	295,074
Pool# 992032
5.50%, 10/01/38	826,257	865,848
Pool# 992471
5.50%, 10/01/38	192,573	201,801
Pool# 991002
6.00%, 10/01/38	162,600	172,382
Pool# 934645
5.50%, 11/01/38	1,367,342	1,432,861
Pool# 985805
5.50%, 11/01/38	445,317	466,655
Pool# 934249
5.50%, 12/01/38	452,491	474,173
Pool# 970929
5.50%, 12/01/38	947,824	993,241
Pool# 992676
5.50%, 12/01/38	834,594	874,585
Pool# 993111
5.50%, 01/01/39	971,948	1,018,521
5.50%, 01/25/39	28,050,000	29,360,468
Pool# AC0017
5.50%, 09/01/39	57,817	60,578
Federal National Mortgage Association TBA
6.00%, 01/25/39	13,900,000	14,720,962
5.50%, 02/25/39	6,105,000	6,369,230
Freddie Mac Gold Pool
Pool# G13072
5.00%, 04/01/23	84,151	88,106
Pool# G13122
5.00%, 04/01/23	66,896	70,005
Pool# J07940
5.00%, 05/01/23	648,835	678,989
Pool# G13225
5.00%, 06/01/23	827,502	865,958
Pool# J07942
5.00%, 06/01/23	72,521	75,891
Pool# J08443
5.00%, 07/01/23	160,958	168,439
Pool# A14186
5.50%, 10/01/33	11,685	12,296
Pool# A82875
5.50%, 11/01/33	330,041	347,299
Pool# C01674
5.50%, 11/01/33	88,103	92,710
Pool# A39584
5.50%, 11/01/35	342,290	359,868
Pool# A52983
5.50%, 10/01/36	747,246	784,219
Pool# A61562
5.50%, 10/01/36	288,886	303,180
Pool# G02379
6.00%, 10/01/36	152,258	161,869
Pool# G08204
5.50%, 06/01/37	100,410	105,300
Pool# G03432
5.50%, 11/01/37	84,690	88,814
Pool# A72499
6.00%, 02/01/38	98,975	105,047

16 Annual Report 2009

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

Pool# G04220
5.50%, 03/01/38	$248,642	$260,750
Pool# G08256
5.50%, 03/01/38	100,031	104,897
Pool# G04156
6.00%, 03/01/38	224,420	238,188
Pool# G08263
5.50%, 04/01/38	133,253	139,735
Pool# A76684
5.00%, 05/01/38	342,718	351,820
Pool# A77391
5.00%, 05/01/38	1,029,782	1,057,131
Pool# A76939
5.50%, 05/01/38	264,162	277,011
Pool# A77208
5.50%, 05/01/38	259,340	271,955
Pool# A77648
5.50%, 06/01/38	100,577	105,470
Pool# A77937
5.50%, 06/01/38	1,352,872	1,418,678
Pool# G04458
5.50%, 06/01/38	751,561	788,118
Pool# A78076
6.00%, 06/01/38	164,331	174,412
Pool# A78454
6.00%, 06/01/38	451,118	478,794
Pool# A79197
5.00%, 07/01/38	187,637	192,620
Pool# A78982
5.50%, 07/01/38	336,425	352,790
Pool# A79018
5.50%, 07/01/38	739,668	775,647
Pool# A79806
5.50%, 07/01/38	204,614	214,567
Pool# G04471
5.50%, 07/01/38	854,933	896,519
Pool# A82609
5.50%, 09/01/38	393,045	412,163
Pool# A83032
5.50%, 11/01/38	187,911	197,052
Pool# A83345
5.00%, 12/01/38	525,135	539,082
Pool# A83596
5.50%, 12/01/38	462,069	484,545
Pool# G08323
5.00%, 02/01/39	1,607,610	1,650,305
Pool# A87679
5.00%, 08/01/39	748,997	768,814
Freddie Mac Non Gold Pool
Pool# 1K1238, 5.79%, 07/01/36 (a)	76,556	80,389
Ginnie Mae I pool
Pool# 603581
5.50%, 04/15/33	101,907	107,533
Pool# 618988
6.00%, 06/15/34	89,650	95,435
Pool# 658029
6.00%, 07/15/36	30,417	32,223
Pool# 617456
6.00%, 03/15/37	48,401	51,221
Pool# 600658
5.50%, 05/15/37	95,590	100,314
Pool# 657732
5.50%, 05/15/37	167,514	175,793
Pool# 675407
5.50%, 07/15/37	110,084	115,525
Pool# 782185
6.00%, 09/15/37	29,314	31,027
Pool# 670824
6.00%, 12/15/37	63,403	67,098
Pool# 671189
6.00%, 12/15/37	56,144	59,416
Pool# 686034
5.50%, 04/15/38	96,249	100,960
Pool# 674084
5.00%, 05/15/38	285,946	294,604
Pool# 686342
6.00%, 05/15/38	40,808	43,161
Pool# 690847
5.50%, 06/15/38	111,436	116,891
Pool# 632219
5.50%, 07/15/38	72,576	76,128
Pool# 689694
5.50%, 07/15/38	152,038	159,481
Pool# 690435
5.50%, 07/15/38	153,763	161,290
Pool# 687727
6.00%, 07/15/38	83,688	88,513
Pool# 690310
6.00%, 07/15/38	78,419	82,940
Pool# 689575
6.50%, 07/15/38	285,414	303,690

Total U.S. Government Mortgage Backed Agencies (cost $98,375,045)		99,678,113

2009 Annual Report 17

Statement of Investments (Continued)
December 31, 2009

NVIT Core Plus Bond Fund (Continued)

Sovereign Bonds 1.9%

	Principal Amount	Market Value

ARGENTINA 0.1%
Argentina Bonos
8.28%, 12/31/33	$162,419	$121,409
2.50%, 12/31/38 (d)	390,000	135,525

		256,934

BRAZIL 0.3%
Brazilian Government International Bond
8.00%, 01/15/18	134,111	153,021
8.88%, 10/14/19	190,000	245,100
11.00%, 08/17/40	170,000	226,525
5.63%, 01/07/41	175,000	164,937

		789,583

BULGARIA 0.0%
Bulgaria Government International Bond, 8.25%, 01/15/15	40,000	46,500

COLOMBIA 0.1%
Colombia Government International Bond
10.75%, 01/15/13	30,000	36,450
8.25%, 12/22/14	65,000	76,700
8.13%, 05/21/24	65,000	77,243
7.38%, 09/18/37	100,000	109,000

		299,393

ECUADOR 0.1%
Ecuador Government International Bond, 9.38%, 12/15/15	260,000	244,400

EL SALVADOR 0.0%
El Salvador Government International Bond
8.50%, 07/25/11	30,000	31,650
7.65%, 06/15/35	85,000	83,725

		115,375

INDONESIA 0.2%
Indonesia Government International Bond
6.75%, 03/10/14	90,000	98,283
7.25%, 04/20/15	160,000	180,702
8.50%, 10/12/35	165,000	197,587

		476,572

LEBANON 0.1%
Lebanon Government International Bond
7.50%, 03/19/12	120,000	128,100
9.00%, 03/20/17	15,000	17,268
8.25%, 04/12/21	192,000	212,160

		357,528

MEXICO 0.1%
Mexico Government International Bond
5.88%, 02/17/14	12,000	13,050
6.75%, 09/27/34	260,000	274,300

		287,350

PANAMA 0.1%
Panama Government International Bond
7.25%, 03/15/15	40,000	45,500
8.88%, 09/30/27	175,000	230,676

		276,176

PERU 0.1%
Peruvian Government International Bond
8.38%, 05/03/16	65,000	78,731
7.13%, 03/30/19	50,000	57,500
6.55%, 03/14/37	105,000	109,200

		245,431

PHILIPPINES 0.1%
Philippine Government International Bond, 9.88%, 01/15/19	228,000	299,657

POLAND 0.0%
Poland Government International Bond, 6.38%, 07/15/19	100,000	109,395

RUSSIA 0.1%
Russian Foreign Bond – Eurobond, 7.50%, 03/31/30 (d)	391,040	441,386

SOUTH AFRICA 0.2%
South Africa Government International Bond
6.50%, 06/02/14	81,000	89,100
5.88%, 05/30/22	365,000	369,015

		458,115

TURKEY 0.2%
Republic of Turkey, 7.50%, 11/07/19	100,000	113,400
Turkey Government International Bond
7.00%, 06/05/20	145,000	159,311
7.38%, 02/05/25	35,000	38,908

18 Annual Report 2009

NVIT Core Plus Bond Fund (Continued)

Sovereign Bonds (continued)
	Principal Amount	Market Value

TURKEY (continued)

8.00%, 02/14/34	$75,000	$86,625
6.88%, 03/17/36	105,000	106,838

		505,082

UKRAINE 0.0%
Ukraine Government International Bond, 6.58%, 11/21/16	135,000	103,275

URUGUAY 0.0%
Uruguay Government International Bond, 8.00%, 11/18/22	25,000	28,532

VENEZUELA 0.1%
Bolivarian Republic of Venezuela, 8.25%, 10/13/24	243,000	150,053
Venezuela Government International Bond, 9.00%, 05/07/23	130,000	87,425

		237,478

Total Sovereign Bonds (cost $5,362,653)		5,578,162

U.S. Government Sponsored & Agency Obligations 7.6%

Federal Home Loan Bank Discount Notes 0.00%, 01/05/10	1,000,000	999,999
Federal Home Loan Banks
3.63%, 05/29/13	1,630,000	1,709,278
4.00%, 09/06/13	150,000	159,287
Federal Home Loan Mortgage Corp.
0.00%, 01/20/10	8,000,000	7,999,920
0.00%, 03/02/10	5,000,000	4,999,605
0.00%, 03/30/10	6,250,000	6,249,262

Total U.S. Government Sponsored & Agency Obligations (cost $22,001,070)		22,117,351

U.S. Treasury Bond 9.3%

	Principal Amount	Market Value

U.S. Treasury Bond, 4.25%, 05/15/39	1,765,000	1,655,791
United States Treasury Inflation Indexed Bonds 2.38%, 01/15/17	22,140,000	25,633,701

Total U.S. Treasury Bond (cost $26,103,203)		27,289,492

U.S. Treasury Notes 3.8%

U.S. Treasury Note 2.38%, 09/30/14	150,000	148,734
2.38%, 10/31/14	8,905,000	8,808,292
3.63%, 08/15/19	2,240,000	2,202,200

Total U.S. Treasury Notes (cost $11,304,211)		11,159,226

Mutual Fund 17.1%

	Shares	Market Value

Money Market Fund 17.1%
Invesco AIM Liquid Assets Portfolio, 0.18% (e)	50,193,679	50,193,679

Total Mutual Fund (cost $50,193,679)		50,193,679

Total Investments (cost $331,420,503) (f) — 117.2%		343,091,623

Liabilities in excess of other assets — (17.2)%		(50,323,463)

NET ASSETS — 100.0%		$292,768,160

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2009. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2009 was $20,239,015 which represents 6.86% of net assets.

(c)	Perpetual bond security. The maturity date reflects the next call date.

(d)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2009.

2009 Annual Report 19

Statement of Investments (Continued)
December 31, 2009

NVIT Core Plus Bond Fund (Continued)

(e)	Represents 7-day effective yield as of December 31, 2009.

(f)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AG	Stock Corporation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

PLC	Public Limited Company

SA	Stock Company

TBA	To Be Announced

ULC	Unlimited Liability Company

The accompanying notes are an integral part of these financial statements.

20 Annual Report 2009

Statement of Assets and Liabilities
December 31, 2009

NVIT Core
Plus Bond Fund

Assets:
Investments, at value (cost $331,420,503)	$343,091,623
Interest receivable	2,320,579
Receivable for investments sold	23,577
Receivable for capital shares issued	1,102,088
Receivable from adviser	1,047
Prepaid expenses and other assets	642

Total Assets	346,539,556

Liabilities:
Payable for investments purchased	51,515,866
Payable for capital shares redeemed	110
Cash overdraft (Note 2)	2,089,942
Accrued expenses and other payables:
Investment advisory fees	106,481
Fund administration fees	10,013
Distribution fees	3,661
Administrative services fees	2,147
Accounting and transfer agent fees	10,040
Trustee fees	2,464
Custodian fees	1,760
Compliance program costs (Note 3)	1,990
Professional fees	9,832
Printing fees	7,301
Other	9,789

Total Liabilities	53,771,396

Net Assets	$292,768,160

Represented by:
Capital	$278,996,735
Accumulated net realized gains from investment transactions	2,100,305
Net unrealized appreciation/(depreciation) from investments	11,671,120

Net Assets	$292,768,160

Net Assets:
Class I Shares	$434,166
Class II Shares	18,326,170
Class Y Shares	274,007,824

Total	$292,768,160

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	40,233
Class II Shares	1,699,935
Class Y Shares	25,366,917

Total	27,107,085

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.79
Class II Shares	$10.78
Class Y Shares	$10.80

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 21

Statement of Operations
For the Year Ended December 31, 2009

NVIT Core
Plus Bond Fund

INVESTMENT INCOME:
Interest income	$8,441,565
Dividend income	6,030

Total Income	8,447,595

EXPENSES:
Investment advisory fees	773,664
Fund administration fees	71,979
Distribution fees Class II Shares	21,107
Administrative services fees Class I Shares	538
Administrative services fees Class II Shares	12,674
Professional fees	29,416
Printing fees	21,266
Trustee fees	5,837
Custodian fees	7,704
Accounting and transfer agent fees	30,632
Compliance program costs (Note 3)	1,166
Other	17,826

Total expenses before earnings credit and reimbursed expenses	993,809

Earnings credit (Note 4)	(1,742)
Expenses reimbursed by adviser (Note 3)	(9,652)

Net Expenses	982,415

NET INVESTMENT INCOME	7,465,180

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	7,980,550
Net realized gains from foreign currency transactions (Note 2)	875

Net realized gains from investments and foreign currency translations	7,981,425

Net change in unrealized appreciation/(depreciation) from investments	11,328,616
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(46)

Net change in unrealized appreciation/(depreciation) from investments and translations of assets and liabilities denominated in foreign currencies	11,328,570

Net realized/unrealized gains from investments, foreign currency transactions and foreign currency translations	19,309,995

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$26,775,175

The accompanying notes are an integral part of these financial statements.

22 Annual Report 2009

Statements of Changes in Net Assets

	NVIT Core Plus Bond Fund

	Year Ended	Period Ended
	December 31, 2009	December 31, 2008 (a)
Operations:
Net investment income	$7,465,180	$1,432,000
Net realized gains from investments and foreign currency translations	7,981,425	48,951
Net change in unrealized appreciation from investments and translations of assets and liabilities denominated in foreign currencies	11,328,570	342,550

Change in net assets resulting from operations	26,775,175	1,823,501

Distributions to Shareholders From:
Net investment income:
Class I	(15,024)	(2,554)
Class II	(450,099)	(39,511)
Class Y	(7,961,109)	(1,360,970)
Net realized gains:
Class I	(8,153)	–
Class II	(325,813)	–
Class Y	(4,664,069)	–

Change in net assets from shareholder distributions	(13,424,267)	(1,403,035)

Change in net assets from capital transactions	198,804,225	80,192,561

Change in net assets	212,155,133	80,613,027

Net Assets:
Beginning of year	80,613,027	—

End of year	$292,768,160	$80,613,027

Accumulated undistributed net investment income at end of year	$–	$31,000

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$460,691	$206,363
Dividends reinvested	23,177	2,554
Cost of shares redeemed	(273,402)	(23,799)

Total Class I	210,466	185,118

Class II Shares
Proceeds from shares issued	20,232,427	3,037,250
Dividends reinvested	775,912	39,511
Cost of shares redeemed	(5,903,118)	(325,017)

Total Class II	15,105,221	2,751,744

Class Y Shares
Proceeds from shares issued	185,547,517	87,524,686
Dividends reinvested	12,625,178	1,360,970
Cost of shares redeemed	(14,684,157)	(11,629,957)

Total Class Y	183,488,538	77,255,699

Change in net assets from capital transactions	$198,804,225	$80,192,561

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 23

Statements of Changes in Net Assets (Continued)

	NVIT Core Plus Bond Fund

	Year Ended	Period Ended
	December 31, 2009	December 31, 2008 (a)
SHARE TRANSACTIONS:
Class I Shares
Issued	44,754	21,537
Reinvested	2,170	263
Redeemed	(26,051)	(2,440)

Total Class I Shares	20,873	19,360

Class II Shares
Issued	1,932,145	313,078
Reinvested	72,083	4,063
Redeemed	(587,282)	(34,152)

Total Class II Shares	1,416,946	282,989

Class Y Shares
Issued	17,681,082	8,991,513
Reinvested	1,176,337	139,904
Redeemed	(1,429,138)	(1,192,781)

Total Class Y Shares	17,428,281	7,938,636

Total change in shares	18,866,100	8,240,985

(a)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

24 Annual Report 2009

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

NVIT Core Plus Bond Fund

		Operations			Distributions					Ratios/Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Net Assets (b)(c)	Turnover (d)

Class I Shares
Year Ended December 31, 2009 (e)	$9.78	0.46	1.15	1.61	(0.40)	(0.20)	(0.60)	$10.79	16.62%	$434,166	0.70%	4.34%	0.71%	157.56%
Period Ended December 31, 2008 (e)(f)	$10.00	0.18	(0.20)	(0.02)	(0.20)	–	(0.20)	$9.78	(0.13%)	$189,255	0.62%	4.57%	0.74%	105.57%

Class II Shares
Year Ended December 31, 2009 (e)	$9.77	0.41	1.18	1.59	(0.38)	(0.20)	(0.58)	$10.78	16.44%	$18,326,170	0.95%	3.84%	0.95%	157.56%
Period Ended December 31, 2008 (e)(f)	$10.00	0.18	(0.21)	(0.03)	(0.20)	–	(0.20)	$9.77	(0.31%)	$2,765,081	0.94%	4.29%	1.03%	105.57%

Class Y Shares
Year Ended December 31, 2009 (e)	$9.78	0.46	1.18	1.64	(0.42)	(0.20)	(0.62)	$10.80	16.89%	$274,007,824	0.55%	4.35%	0.56%	157.56%
Period Ended December 31, 2008 (e)(f)	$10.00	0.21	(0.22)	(0.01)	(0.21)	–	(0.21)	$9.78	(0.09%)	$77,658,691	0.55%	4.66%	0.66%	105.57%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 25

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Core Plus Bond Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sales price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Investments held by the money market funds are valued at amortized cost, which approximate market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively to maturity of the security.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the

26 Annual Report 2009

following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Asset-Backed Securities	$—	$594,253	$—	$594,253

Commercial Mortgage Backed Securities	—	26,477,468	—	26,477,468

Corporate Bonds	—	100,003,879	—	100,003,879

Mutual Fund	50,193,679	—	—	50,193,679

Sovereign Bonds	—	5,578,162	—	5,578,162

U.S. Government Mortgage Backed Agencies	—	99,678,113	—	99,678,113

U.S. Government Sponsored & Agency Obligations	—	22,117,351	—	22,117,351

U.S. Treasury Bond	—	27,289,492	—	27,289,492

U.S. Treasury Notes	—	11,159,226	—	11,159,226

Total	$50,193,679	$292,897,944	$—	$343,091,623

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

2009 Annual Report 27

Notes to Financial Statements (Continued)
December 31, 2009

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund translates foreign currency transactions into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. The fluctuations are included in the net realized and unrealized gain or loss shown on the Statement of Operations.

(c)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty. As of December 31, 2009, the Fund did not hold any repurchase agreements.

(d)	Cash Overdraft

As of December 31, 2009, the Fund had an overdrawn balance of $2,089,942 with its custodian bank, JPMorgan Chase Bank, N.A. To offset the overdraft, JPMorgan Chase Bank, N.A. advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan Chase Bank, N.A. under the custody agreement. This advance is separate from, and was not made pursuant to, the Credit Agreement discussed in Note 4.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

28 Annual Report 2009

(g)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. Neuberger Berman Fixed Income, LLC. (the “subadviser”) is the subadviser for the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

All Assets	0.45%

2009 Annual Report 29

Notes to Financial Statements (Continued)
December 31, 2009

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadviser $343,017 for the year ended December 31, 2009.

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding 0.55% for all share classes of the Fund until May 1, 2010.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

As of December 31, 2009, the cumulative potential reimbursements, listed by the year in which NFA waived or reimbursed fees or expenses to the Fund, are:

Period Ended	Fiscal Year
2008(a)	2009
Amount	Amount	Total

$34,000	$9,652	43,652

(a)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

30 Annual Report 2009

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II of the Fund.

For the year ended December 31, 2009, NFS received $13,212 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $1,166.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II of the Fund at an annual rate not to exceed 0.25%.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement (“Credit Agreement”) with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $421,761,401 and sales of $256,598,246 (excluding short-term securities).

For the year ended December 31, 2009, the Fund had purchases of $76,046,724 and sales of $49,813,982 of U.S. Government Securities.

2009 Annual Report 31

Notes to Financial Statements (Continued)
December 31, 2009

6. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

7. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return	Total Distributions
Ordinary Income	Capital Gains	Distributions	of Capital	Paid

$13,424,267	$—	$13,424,267	$—	$13,424,267

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the period ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return	Total Distributions
Ordinary Income	Capital Gains	Distributions	of Capital	Paid

$1,403,035	$—	$1,403,035	$—	$1,403,035

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$2,089,291	$26,288	$2,115,579	$—	$—	$11,655,846	$13,771,425

Amounts designated as “—” are zero or have been rounded to zero.

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to wash sales.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$331,435,777	$12,642,220	$(986,374)	$11,655,846

8. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

32 Annual Report 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Core Plus Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009 and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period March 25, 2008 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

2009 Annual Report 33

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

34 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

2009 Annual Report 35

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

36 Annual Report 2009

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2009 Annual Report 37

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

38 Annual Report 2009

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NVIT Enhanced Income Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

15	Statement of Assets and Liabilities

16	Statement of Operations

17	Statements of Changes in Net Assets

18	Financial Highlights

19	Notes to Financial Statements

27	Report of Independent Registered Public Accounting Firm

28	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-ENHI (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

The Fund may be subject to interest rate risk. Generally, when interest rates go up, the value of fixed-income securities goes down.

The Fund may be subject to extension risk. When interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

The Fund may be subject to prepayment, call and redemption risks. Certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

The Fund may be subject to liquidity risk, which is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

The Fund may be subject to credit risk. A bond issuer may be unable to pay the interest or principal when due.

The Fund may purchase mortgage-backed and asset-backed securities, which are sensitive to fluctuations in interest rates. In addition, these securities are subject to prepayment, which may cause the Fund to reinvest in securities with lower interest rates.

The Fund may purchase securities in derivatives, which can be very volatile and carry high transaction costs.

While the Fund may invest in securities of the U.S. government and its agencies, the Fund’s value is not guaranteed by these entities.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract.

Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

2 Annual Report 2009

The Fund’s composite benchmark consists of 50% Merrill Lynch (ML) 1-Year Treasury Bill (T-Bill) Index and 50% ML 6-Month T-Bill Index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Merrill Lynch (ML) 1-Year Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of 12-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill with the longest maturity.

Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of six-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the rebalancing date.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Morley Capital Management, Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Morley Capital Management, Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Enhanced Income Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Enhanced Income Fund (Class Y at NAV) returned 2.70% versus 0.69% for its benchmark, a blend of 50% Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index and 50% ML 1-Year T-Bill Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Short-Intermediate Investment Grade Debt Funds (consisting of 40 funds as of December 31, 2009) was 9.49% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, the Fund’s allocations to commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), credits, mortgage-backed securities (MBS) and Agency debt were significant sources of positive relative performance for the Fund; each of these sectors posted significant returns versus U.S. Treasuries.

Efforts by the Federal Reserve Board to keep interest rates low for the near future also contributed to positive returns for the Fund. Lowered interest rates and a substantial federal stimulus program enacted in the spring of 2009 helped bolster economic growth. Programs such as the Term Asset-Backed Securities Loan Facility (TALF) and the Public-Private Investment Program (PPIP) assisted in thawing credit markets. These efforts narrowed risk premiums in all asset classes and aided the Fund’s performance during the reporting period.

What areas of investment detracted from Fund performance?

The Fund’s U.S. Treasury holdings detracted from the Fund’s relative returns; these holdings were the bottom-performing fixed-income asset class during the reporting period.

What is your outlook for the near term?

Our economic outlook calls for U.S. gross domestic product (GDP) in the 1% to 3% range, with the pace of expansion and price stability heavily contingent upon the government’s ability to transition its fiscal-support programs and spending successfully over to the private sector. Modestly higher interest rates are expected within the next 12 months, which could flatten the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds).

As stated at the latest Federal Open Market Committee (FOMC) meeting, the Federal Reserve is committed to keeping short-term interest rates at exceptionally low levels for an extended period. We would expect longer-term interest rates to be somewhat range-bond with an upward bias as economic date continues to improve. Given low capacity-utilization rates and high unemployment, we view a surge in inflation as unlikely in the near term; however, overly accommodative monetary policy can take some time before producing high core inflation and warrants further observation. Concerns linger over the temporary nature of the stimulus enacted earlier this year and the ability of the stimulus to propel future growth. With unemployment in the 10% range, it is unclear whether consumer spending will be sustainable. Rising household savings rates also will pressure future consumption.

Financial markets and economic activity have rebounded as distancing from the crisis environment of late 2008 and early 2009 has occurred. Risk premiums have narrowed significantly yet uncertainty, volatility and downside risks remain.

Subadviser:
Morley Capital Management, Inc.

Portfolio Managers:
Perpetua M. Phillips and Paul Rocheleau

2009 Annual Report 5

Fund Performance	NVIT Enhanced Income Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	Inception[2]

Class Y	2.70%	3.53%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on April 20, 2007.

Expense Ratios

Expense
Ratio*

Class Y	0.45%

*	Current effective prospectus. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Enhanced Income Fund versus performance of the Composite Index(a), the Merrill Lynch 6-Month Treasury Bill Index (b), the Merrill Lynch 1-Year Treasury Bill Index(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Composite Index is composed of 50% Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index and 50% Merrill Lynch 1-Year Treasury Bill Index

(b)	The Merrill Lynch 6-Month Treasury Bill Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the re-balancing date.

(c)	The Merrill Lynch 1-Year Treasury Bill Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill with the longest maturity.

(d)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	NVIT Enhanced Income Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
NVIT Enhanced			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Income Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class Y Shares	Actual		1,000.00	1,006.10	2.22	0.44
	Hypothetical	[b]	1,000.00	1,022.99	2.24	0.44

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	NVIT Enhanced Income Fund
December 31, 2009

Asset Allocation

Collateralized Mortgage Obligations	27.3%
Corporate Bonds	25.9%
Asset-Backed Securities	17.1%
Mutual Fund	14.2%
U.S. Government Sponsored & Agency Obligations	5.8%
U.S. Treasury Notes	5.6%
Commercial Mortgage Backed Securities	3.4%
Sovereign Bonds	2.2%
U.S. Government Mortgage Backed Agencies	1.1%
Yankee Dollar	0.6%
Liabilities in excess of other assets	(3	.2)%

	100.0%

Top Industries†

Diversified Financial Services	11.8%
Commercial Banks	6.4%
Diversified Telecommunication Services	1.6%
Multi-National	1.6%
Pharmaceuticals	1.4%
Retail	1.3%
Food Products	0.7%
Communications Equipment	0.7%
Software	0.7%
Biotechnology	0.7%
Other Industries	73.1%

100.0%

Top Holdings†

Invesco AIM Liquid Assets Portfolio, 0.18%	13.8%
Fannie Mae REMICS, 4.00%, 09/25/24	2.6%
Freddie Mac REMICS, 4.50%, 03/15/18	1.8%
U.S. Treasury Note, 2.88%, 06/30/10	1.4%
U.S. Treasury Note, 2.00%, 02/28/10	1.4%
U.S. Treasury Note, 2.13%, 01/31/10	1.3%
U.S. Treasury Note, 1.00%, 09/30/11	1.3%
Fannie Mae REMICS, 4.50%, 05/25/23	1.0%
Western Union Co. (The), 5.40%, 11/17/11	1.0%
CenterPoint Energy Transition Bond Co. LLC, 4.97%, 08/01/14	1.0%
Other Holdings	73.4%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

NVIT Enhanced Income Fund

Asset-Backed Securities 17.1%

	Principal Amount	Market Value

Automobile Asset-Backed Securities 6.4%
BMW Vehicle Owner Trust, Series 2006-A, Class A4, 5.07%, 08/25/11	$1,484,432	$1,493,670
Capital Auto Receivables Asset Trust Series 2006-2, Class A3A, 4.98%, 05/15/11	354,037	357,875
Series 2007-1, Class A4A, 5.01%, 04/16/12	2,500,000	2,591,245
Daimler Chrysler Auto Trust Series 2006-D, Class A3, 4.98%, 02/08/11	109,769	109,916
Series 2007-A, Class A2A, 4.94%, 03/08/11	3,568	3,571
Honda Auto Receivables Owner Trust Series 2007-2, Class A3, 5.46%, 05/23/11	253,770	256,513
Series 2009-2, Class A2, 2.22%, 08/15/11	2,800,000	2,819,007
Nissan Auto Receivables Owner Trust Series 2006-C, Class A4, 5.45%, 06/15/12	1,433,039	1,462,223
Series 2007-B, Class A4, 5.16%, 03/17/14	2,500,000	2,619,213
USAA Auto Owner Trust Series 2007-2, Class A4, 5.07%, 06/15/13	2,550,000	2,663,679
Series 2008-2, Class A3, 4.64%, 10/15/12	709,873	729,982
Volkswagen Auto Loan Enhanced Trust, Series 2008-1, Class A3, 4.50%, 07/20/12	3,446,000	3,531,606
World Omni Auto Receivables Trust Series 2008-B, Class A2, 4.13%, 03/15/11	1,031,777	1,040,864
Series 2009-A, Class A3, 3.33%, 05/15/13	3,000,000	3,077,693

		22,757,057

Credit Card Asset-Backed Securities 6.1%
BA Credit Card Trust, Series 2008-A9, Class A9, 4.07%, 07/16/12	2,500,000	2,510,196
Capital One Multi-Asset Execution Trust, Series 2006-A2, Class A, 4.85%, 11/15/13	3,000,000	3,109,030
Chase Issuance Trust Series 2005-A4, Class A4, 4.23%, 01/15/13	2,443,000	2,477,039
Series 2005-A7, Class A7, 4.55%, 03/15/13	2,500,000	2,591,081
Series 2008-A9, Class A9, 4.26%, 05/15/13	2,500,000	2,599,086
Citibank Credit Card Issuance Trust Series 2005-A7, Class A7, 4.75%, 10/22/12	2,000,000	2,060,737
Series 2007-A5, Class A5, 5.50%, 06/22/12	2,000,000	2,045,521
MBNA Credit Card Master Note Trust Series 2004-A2, Class A2, 0.38%, 07/15/13(a)	2,400,000	2,380,745
Series 2005-A3, Class A3, 4.10%, 10/15/12	1,800,000	1,821,264

		21,594,699

Other Asset-Backed Securities 4.7%
AEP Texas Central Transition Funding LLC Series 2002-1, Class A3, 5.56%, 01/15/12	753,530	755,023
Series 2006-A1, 4.98%, 01/01/10	578,563	578,556
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A2, 4.97%, 08/01/14	3,533,102	3,681,916
Consumer Funding LLC, Series 2001-1, Class A4, 4.98%, 04/20/12	978,830	983,475
FPL Recovery Funding LLC, Series 2007-A, Class A1, 5.05%, 02/01/13	1,044,596	1,062,087
John Deere Owner Trust, Series 2009-B, Class A3, 1.57%, 10/15/13	1,200,000	1,198,702
Massachusetts RRB Special Purpose Trust, Series 2005-1, Class A3, 4.13%, 09/15/13	1,994,041	2,051,044
Oncor Electric Delivery Transition Bond Co. LLC, Series 2003-1, Class A2, 4.03%, 02/15/12	875,046	878,876
Peco Energy Transition Trust, Series 2001-A, Class A1, 6.52%, 12/31/10	2,590,000	2,654,643
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A3, 4.14%, 09/25/12	889,459	903,584

2009 Annual Report 9

Statement of Investments (Continued)
December 31, 2009

NVIT Enhanced Income Fund (Continued)

Asset-Backed Securities (continued)
	Principal Amount	Market Value

Other Asset-Backed Securities (continued)

PSE&G Transition Funding LLC, Series 2001-1, Class A5, 6.45%, 03/15/13	$1,772,651	$1,845,894

		16,593,800

Total Asset-Backed Securities (cost $60,788,657)		60,945,556

Collateralized Mortgage Obligations 27.3%

Fannie Mae REMICS
Series 2003-92, Class PC, 4.50%, 05/25/15	755,878	761,585
Series 2005-91, Class PB, 4.50%, 06/25/16	887,158	897,729
Series 2002-82, Class XD, 5.00%, 07/25/16	1,236,574	1,262,848
Series 2004-72, Class JA, 3.50%, 09/25/16	2,000,442	2,044,633
Series 2004-80, Class LG, 4.00%, 10/25/16	655,507	667,903
Series 2003-15, Class WC, 4.00%, 12/25/16	1,423,827	1,448,253
Series 2003-14, Class KE, 5.00%, 01/25/17	1,211,805	1,238,841
Series 2004-61, Class AB, 5.00%, 03/25/17	936,829	947,965
Series 2003-67, Class TA, 3.00%, 08/25/17	2,129,875	2,168,161
Series 2004-32, Class AB, 4.00%, 10/25/17	1,638,877	1,691,087
Series 2003-49, Class TK, 3.50%, 03/25/18	2,724,275	2,778,563
Series 2003-57, Class NB, 3.00%, 06/25/18	275,146	279,513
Series 2003-75, Class NB, 3.25%, 08/25/18	198,205	200,699
Series 2008-15, Class JM, 4.00%, 02/25/19	1,366,996	1,412,252
Series 2008-18, Class MD, 4.00%, 03/25/19	2,890,064	2,993,091
Series 2009-88, Class EA, 4.50%, 05/25/23	3,619,032	3,753,432
Series 2009-44, Class A, 4.50%, 12/25/23	2,474,026	2,573,039
Series 2004-96, Class EW, 4.50%, 06/25/24	1,364,283	1,379,818
Series 2009-76, Class MA, 4.00%, 09/25/24	9,311,871	9,648,062
Series 2003-70, Class BE, 3.50%, 12/25/25	649,420	652,385
Series 2006-33, Class QA, 6.00%, 01/25/29	1,856,332	1,905,505
Series 2003-14, Class AN, 3.50%, 03/25/33	288,027	287,653
Freddie Mac REMICS
Series 3483, Class FB, 0.37%, 08/15/11 (a)	1,450,974	1,455,992
Series 2892, Class UJ, 4.00%, 12/15/11	194,834	196,212
Series 3584, Class BL, 1.25%, 10/15/12	5,528,887	5,535,435
Series 2651, Class VB, 5.50%, 03/15/14	47,104	47,093
Series 3574, Class AC, 1.85%, 08/15/14	2,296,646	2,299,815
Series 3555, Class JA, 4.00%, 12/15/14	2,186,963	2,260,825
Series 2668, Class AD, 4.00%, 01/15/15	863,429	873,045
Series 2617, Class UM, 4.00%, 05/15/15	1,012,683	1,021,278
Series 2631, Class LB, 4.50%, 03/15/16	882,987	904,827
Series 2517, Class OD, 5.00%, 05/15/16	935,543	946,862
Series 2614, Class TD, 3.50%, 05/15/16	2,233,637	2,282,165
Series 2663, Class BA, 4.00%, 08/15/16	1,822,689	1,871,906
Series 2628, Class PV, 3.75%, 10/15/16	933,241	944,301
Series 2866, Class XD, 4.00%, 11/15/16	1,000,000	1,024,044
Series 2672, Class NF, 4.00%, 12/15/16	2,480,694	2,558,140
Series 2611, Class KC, 3.50%, 01/15/17	244,081	247,942
Series 2636, Class A, 3.50%, 07/15/17	1,512,591	1,552,665
Series 2625, Class JD, 3.25%, 07/15/17	1,242,864	1,270,106
Series 2786, Class GA, 4.00%, 08/15/17	2,709,560	2,798,303
Series 2640, Class GD, 4.50%, 08/15/17	3,000,000	3,130,706
Series 2579, Class HA, 3.70%, 08/15/17	1,361,399	1,398,748
Series 2628, Class GQ, 3.14%, 11/15/17	1,996,410	2,036,682
Series 2628, Class DQ, 3.00%, 11/15/17	2,281,611	2,322,116
Series 2555, Class B, 4.25%, 01/15/18	2,158,395	2,247,042

10 Annual Report 2009

Collateralized Mortgage Obligations (continued)
	Principal Amount	Market Value

Freddie Mac REMICS (continued)
Series 2664, Class GA, 4.50%, 01/15/18	$314,398	$322,827
Series 2629, Class AN, 3.50%, 01/15/18	2,377,049	2,438,592
Series 2643, Class NT, 4.50%, 03/15/18	6,501,205	6,773,743
Series 2613, Class PA, 3.25%, 05/15/18	366,767	372,463
Series 2630, Class JA, 3.00%, 06/15/18	205,364	207,465
Series 2877, Class GP, 4.00%, 11/15/18	1,943,219	2,005,042
Government National Mortgage Association Series 2003-49, Class A, 2.21%, 10/16/17	1,757,636	1,763,530
Series 2004-103, Class A, 3.88%, 12/16/19	1,247,773	1,256,950
Residential Funding Mortgage Securities I, Series 2003-S11, Class A1, 2.50%, 06/25/18	102,710	102,223

Total Collateralized Mortgage Obligations (cost $97,409,573)		97,462,102

Commercial Mortgage Backed Securities 3.4%

Commercial Banks 0.3%
Morgan Stanley Capital I Series 2004-IQ8, Class A3, 4.50%, 06/15/40	859,547	867,935
Series 2005-HQ5, Class A2, 4.81%, 01/14/42	278,183	278,084

		1,146,019

Diversified Financial Services 3.1%
Banc of America Commercial Mortgage, Inc. Series 2005-1, Class A3, 4.88%, 11/10/42	1,741,829	1,741,617
Series 2005-2, Class A3, 4.61%, 07/10/43	761,724	763,421
Commercial Mortgage Asset Trust, Series 1999-C1, Class A3 6.64%, 01/17/32	751,677	752,885
First Union National Bank Commercial Mortgage, Series 2001-C4, Class A1 5.67%, 12/12/33	160,651	161,831
GE Capital Commercial Mortgage Corp., Series 2004-C2, Class A2 4.12%, 03/10/40	1,496,133	1,513,674
GMAC Commercial Mortgage Securities, Inc. Series 2003-C3, Class A2, 4.22%, 04/10/40	854,605	860,944
Series 2004-C3, Class A3, 4.21%, 12/10/41	450,581	451,492
Greenwich Capital Commercial Funding Corp. Series 2004-GG1, Class A3, 4.34%, 06/10/36	229,134	228,962
Series 2004-GG1, Class A4, 4.76%, 06/10/36	1,100,000	1,104,693
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB16, Class A1 5.34%, 05/12/45	1,406,915	1,435,968
Wachovia Bank Commercial Mortgage Trust Series 2005-C16, Class A2, 4.38%, 10/15/41	774,516	781,582
Series 2005-C17, Class A2, 4.78%, 03/15/42	1,287,930	1,286,590

		11,083,659

Total Commercial Mortgage Backed Securities (cost $12,116,330)		12,229,678

Corporate Bonds 25.9%

Aerospace & Defense 0.5%
United Technologies Corp., 4.38%, 05/01/10	1,650,000	1,673,937

Biotechnology 0.7%
Genentech, Inc., 4.40%, 07/15/10	2,500,000	2,551,460

Commercial Banks 6.3%
Bank of America NA, 1.70%, 12/23/10	2,500,000	2,522,630
Bank of New York Mellon Corp. (The)
0.68%, 02/05/10 (a)	1,500,000	1,500,800
0.41%, 06/29/12 (a)	1,700,000	1,706,310
Goldman Sachs Group, Inc. (The), 1.63%, 07/15/11	2,500,000	2,522,360
JPMorgan Chase & Co., 5.60%, 06/01/11	2,520,000	2,667,488

2009 Annual Report 11

Statement of Investments (Continued)
December 31, 2009

NVIT Enhanced Income Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

Commercial Banks (continued)

Rabobank Nederland NV, 0.67%, 05/19/10(a)(b)	$1,900,000	$1,902,455
State Street Bank and Trust Co., 1.85%, 03/15/11	2,500,000	2,532,755
US Bank NA, 6.38%, 08/01/11	1,342,000	1,442,629
Wells Fargo & Co.
5.30%, 08/26/11	2,500,000	2,647,707
3.00%, 12/09/11	3,000,000	3,097,104

		22,542,238

Communications Equipment 0.7%
Cisco Systems, Inc., 5.25%, 02/22/11	2,500,000	2,623,318

Computers & Peripherals 0.7%
Hewlett-Packard Co.
1.31%, 05/27/11 (a)	350,000	354,782
2.25%, 05/27/11	2,000,000	2,028,404

		2,383,186

Diversified Financial Services 9.0%
Bank of America Corp., 5.38%, 08/15/11	2,500,000	2,624,438
Citigroup Funding, Inc., 0.38%, 07/30/10 (a)	2,500,000	2,502,118
General Electric Capital Corp.
1.80%, 03/11/11	2,500,000	2,528,200
5.00%, 11/15/11	3,000,000	3,168,768
General Electric Capital Corp., Series MTNA, 6.13%, 02/22/11	500,000	528,349
HSBC Finance Corp., 6.38%, 10/15/11	2,825,000	3,004,455
John Deere Capital Corp., 7.00%, 03/15/12	3,100,000	3,438,945
John Hancock Global Funding II, 7.90%, 07/02/10 (b)	1,500,000	1,547,250
JPMorgan Chase & Co., 2.63%, 12/01/10	2,500,000	2,549,145
Morgan Stanley, 2.90%, 12/01/10	2,500,000	2,555,330
National Rural Utilities Cooperative Finance Corp., 4.38%, 10/01/10	2,500,000	2,566,695
Toyota Motor Credit Corp., 4.25%, 03/15/10	1,500,000	1,511,355
Western Union Co. (The), 5.40%, 11/17/11	3,500,000	3,736,890

		32,261,938

Diversified Telecommunication Services 1.6%
AT&T Corp., 7.30%, 11/15/11	2,690,000	2,961,878
Verizon Global Funding Corp., 7.25%, 12/01/10	2,750,000	2,906,134

		5,868,012

Energy Equipment & Services 0.6%
Burlington Resources, Inc., 9.88%, 06/15/10	2,000,000	2,084,116

Food & Staples Retailing 0.5%
Wal-Mart Stores, Inc., 4.13%, 02/15/11	1,795,000	1,859,345

Food Products 0.7%
Unilever Capital Corp., 7.13%, 11/01/10	2,500,000	2,635,227

Insurance 0.3%
New York Life Global Funding, 4.63%, 08/16/10 (b)	1,000,000	1,018,683

Miscellaneous Manufacturing 0.7%
Honeywell International, Inc., 7.50%, 03/01/10	2,500,000	2,530,075

Pharmaceuticals 1.4%
GlaxoSmithKline Capital, Inc., 0.90%, 05/13/10 (a)	2,500,000	2,505,630
Pfizer, Inc., 2.20%, 03/15/11 (a)	2,500,000	2,557,738

		5,063,368

Retail 1.3%
Costco Wholesale Corp., 5.30%, 03/15/12	2,400,000	2,589,031
Lowe’s Cos., Inc., 8.25%, 06/01/10	2,000,000	2,064,204

		4,653,235

Software 0.7%
Oracle Corp., 5.00%, 01/15/11	2,500,000	2,599,760

Total Corporate Bonds (cost $92,014,321)		92,347,898

12 Annual Report 2009

U.S. Government Mortgage Backed Agencies 1.1%

	Principal Amount	Market Value

Fannie Mae Pool
Pool# 253845 6.00%, 06/01/16	$68,976	$73,921
Pool# 254089 6.00%, 12/01/16	107,820	115,550
Pool# 545415 6.00%, 01/01/17	96,670	103,600
Pool# 254195 5.50%, 02/01/17	231,239	245,864
Pool# 625178 5.50%, 02/01/17	191,369	203,472
Freddie Mac Gold Pool Pool# E00678 6.50%, 06/01/14	38,743	41,167
Pool# B17493 4.00%, 12/01/14	2,987,479	3,064,815
Pool# E00991 6.00%, 07/01/16	55,193	59,134

Total U.S. Government Mortgage Backed Agencies (cost $3,884,198)		3,907,523

Sovereign Bonds 2.2%
GERMANY 0.6%
Kreditanstalt fuer Wiederaufbau, 5.00%, 06/01/10	2,000,000	2,038,414

MULTI-NATIONAL 1.6%
African Development Bank, 0.50%, 03/23/11 (a)	2,300,000	2,295,996
Asian Development Bank, 4.13%, 09/15/10	1,000,000	1,026,059
International Bank for Reconstruction & Development, 0.43%, 03/04/11 (a)	2,500,000	2,508,285

		5,830,340

Total Sovereign Bonds (cost $7,836,258)		7,868,754

U.S. Government Sponsored & Agency Obligations 5.7%

Federal Farm Credit Bank 4.75%, 05/07/10	2,500,000	2,539,350
Federal Home Loan Banks 2.75%, 06/18/10	2,500,000	2,528,750
Federal Home Loan Mortgage Corp.
4.88%, 02/09/10	2,500,000	2,511,500
3.13%, 02/12/10	2,500,000	2,507,603
2.88%, 04/30/10	2,500,000	2,522,342
Federal National Mortgage Association
4.13%, 05/15/10	2,500,000	2,536,043
4.38%, 06/21/10	2,250,000	2,292,068
1.75%, 03/23/11	3,000,000	3,036,660

Total U.S. Government Sponsored & Agency Obligations (cost $20,355,295)		20,474,316

U.S. Treasury Notes 5.6%

U.S. Treasury Note
1.00%, 09/30/11	5,000,000	4,998,635
2.00%, 02/28/10	5,000,000	5,014,260
2.13%, 01/31/10	5,000,000	5,007,225
2.88%, 06/30/10	5,000,000	5,065,430

Total U.S. Treasury Notes (cost $20,010,903)		20,085,550

Yankee Dollar 0.6%
Health Care Providers & Services 0.6%
Baxter FinCo BV, 4.75%, 10/15/10	2,000,000	2,064,174

Total Yankee Dollar (cost $2,055,027)		2,064,174

Mutual Fund 14.2%

	Shares

Money Market Fund 14.2%
Invesco AIM Liquid Assets Portfolio, 0.18% (c)	50,841,669	50,841,669

Total Mutual Fund (cost $50,841,669)		50,841,669

Total Investments (cost $367,312,231) (d) — 103.2%		368,227,220

Liabilities in excess of other assets — (3.2)%		(11,427,562)

NET ASSETS — 100.0%		$356,799,658

2009 Annual Report 13

Statement of Investments (Continued)
December 31, 2009

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2009. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2009 was $4,468,388 which represents 1.25% of net assets.

(c)	Represents 7-day effective yield as of December 31, 2009.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

NA	National Association

NV	Public Traded Company

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Statement of Assets and Liabilities
December 31, 2009

NVIT Enhanced
Income Fund

Assets:
Investments, at value (cost $367,312,231)	$368,227,220
Cash	1,902
Interest receivable	1,843,484
Receivable for capital shares issued	511,713
Prepaid expenses and other assets	1,069

Total Assets	370,585,388

Liabilities:
Payable for investments purchased	13,610,298
Payable for capital shares redeemed	27,558
Accrued expenses and other payables:
Investment advisory fees	93,235
Fund administration fees	11,431
Accounting and transfer agent fees	7,076
Trustee fees	2,711
Custodian fees	1,662
Compliance program costs (Note 3)	1,949
Professional fees	11,815
Printing fees	11,008
Other	6,987

Total Liabilities	13,785,730

Net Assets	$356,799,658

Represented by:
Capital	$357,542,534
Accumulated undistributed net investment income	370,067
Accumulated net realized losses from investment transactions	(2,027,932)
Net unrealized appreciation/(depreciation) from investments	914,989

Net Assets	$356,799,658

Net Assets:
Class Y Shares	$356,799,658

Total	$356,799,658

Shares Outstanding (unlimited number of shares authorized):
Class Y Shares	35,701,104

Total	35,701,104

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class Y Shares	$9.99

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Statement of Operations
For the Year Ended December 31, 2009

NVIT Enhanced
Income Fund

INVESTMENT INCOME:
Interest income	$7,354,648

Total Income	7,354,648

EXPENSES:
Investment advisory fees	926,891
Fund administration fees	117,954
Professional fees	44,159
Printing fees	21,952
Trustee fees	8,859
Custodian fees	10,366
Accounting and transfer agent fees	18,290
Compliance program costs (Note 3)	43
Other	21,628

Total expenses before earnings credit	1,170,142

Earnings credit (Note 4)	(763)

Net Expenses	1,169,379

NET INVESTMENT INCOME	6,185,269

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(203,760)
Net change in unrealized appreciation/(depreciation) from investments	747,231

Net realized/unrealized gains from investments	543,471

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,728,740

The accompanying notes are an integral part of these financial statements.

16 Annual Report 2009

Statements of Changes in Net Assets

	NVIT Enhanced Income Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$6,185,269	$8,033,258
Net realized losses from investment	(203,760)	(1,187,999)
Net change in unrealized appreciation/(depreciation) from investments	747,231	(383,728)

Change in net assets resulting from operations	6,728,740	6,461,531

Distributions to Shareholders From:
Net investment income:
Class Y	(6,832,423)	(7,652,229)
Net realized gains:
Class Y	—	(194,605)

Change in net assets from shareholder distributions	(6,832,423)	(7,846,834)

Change in net assets from capital transactions	125,317,577	34,226,689

Change in net assets	125,213,894	32,841,386

Net Assets:
Beginning of year	231,585,764	198,744,378

End of year	$356,799,658	$231,585,764

Accumulated undistributed net investment income at end of year	$370,067	$259,718

CAPITAL TRANSACTIONS:
Class Y Shares (a)
Proceeds from shares issued	$167,165,809	$65,922,563
Dividends reinvested	6,832,423	7,846,834
Cost of shares redeemed	(48,680,655)	(39,542,708)

Total Class Y	125,317,577	34,226,689

Change in net assets from capital transactions:	$125,317,577	$34,226,689

SHARE TRANSACTIONS:
Class Y Shares (a)
Issued	16,669,616	6,554,290
Reinvested	682,197	783,204
Redeemed	(4,858,485)	(3,933,699)

Total Class Y Shares	12,493,328	3,403,795

Total change in shares	12,493,328	3,403,795

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Effective May 1, 2008, Class ID Shares were renamed Class Y Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 17

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Enhanced Income Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	of Period	Net Assets (b)	Net Assets (b)	Net Assets (b)(c)	Turnover

Class Y Shares
Year Ended December 31, 2009 (d)	$9.98	0.23	0.04	0.27	(0.26)	–	(0.26)	$9.99	2.70%	$356,799,658	0.44%	2.33%	0.44%	64.05%
Year Ended December 31, 2008	$10.04	0.38	(0.07)	0.31	(0.36)	(0.01)	(0.37)	$9.98	3.12%	$231,585,764	0.45%	3.81%	0.45%	75.76%
Period Ended December 31, 2007 (e)	$10.00	0.34	0.03	0.37	(0.33)	–	(0.33)	$10.04	3.69%	$198,744,378	0.43%	4.79%	0.43%	55.71%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Per share calculations were performed using average shares method.
(e)	For the period from April 20, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

18 Annual Report 2009

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Enhanced Income Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. All investments in securities are recorded at their estimated fair value as described below in the accompanying notes. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sales price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Investments held by money market funds are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. A money market fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

20 Annual Report 2009

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Asset-Backed Securities	$—	$60,945,556	$—	$60,945,556

Collateralized Mortgage Obligations	—	97,462,102	—	97,462,102

Commercial Mortgage Backed Securities	—	12,229,678	—	12,229,678

Corporate Bonds	—	92,347,898	—	92,347,898

Mutual Fund	50,841,669	—	—	50,841,669

Sovereign Bonds	—	7,868,754	—	7,868,754

U.S. Government Mortgage Backed Agencies	—	3,907,523	—	3,907,523

U.S. Government Sponsored & Agency Obligations	—	20,474,316	—	20,474,316

U.S. Treasury Notes	—	20,085,550	—	20,085,550

Yankee Dollar	—	2,064,174	—	2,064,174

Total	$50,841,669	$317,385,551	$—	$368,227,220

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty. At December 31, 2009, the Fund did not hold any repurchase agreements.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(e)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to that Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series within the Trust.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. Morley Capital Management, Inc. (the “subadviser”) is the subadviser for the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

22 Annual Report 2009

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

Up to $500 million	0.35%

$500 million up to $1 billion	0.34%

$1 billion up to $3 billion	0.325%

$3 billion up to $5 billion	0.30%

$5 billion up to $10 billion	0.285%

$10 billion or more	0.275%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadviser $264,825 for the year ended December 31, 2009.

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding taxes, interest, brokerage commissions, Rule 12b-1 fees, fees paid pursuant to an administrative services plan, short sale dividend expenses, other expenditures which are capitalized in accordance with GAAP and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.45% for all share classes of the Fund until at least April 30, 2010:

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

As of December 31, 2009, the cumulative potential reimbursements, listed by the year in which NFA waived or reimbursed fees or expenses to the Fund, are:

Period ended	Fiscal Year	Fiscal Year
December 31, 2007 (a)	2008	2009
Amount	Amount	Amount	Total

$—	$6,853	$—	$6,853

(a)	For the period from April 20, 2007 (commencement of operations) through December 31, 2007.

Amounts designated as “—” are zero or have been rounded to zero.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

2009 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2009

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $43.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

24 Annual Report 2009

5. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $266,384,446 and sales of $155,228,499 (excluding short-term securities).

For the year ended December 31, 2009, the Fund had purchases of $7,612,531 and sales of $19,000,000 of U.S. government securities.

6. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

7. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total
Ordinary Income	Capital Gains	Distributions	Return of Capital	Distributions Paid

$6,832,423	$—	$6,832,423	$—	$6,832,423

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total
Ordinary Income	Capital Gains	Distributions	Return of Capital	Distributions Paid

$7,846,834	$—	$7,846,834	$—	$7,846,834

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$370,066	$—	$370,066	$—	$(2,027,866)	$914,924	$(742,876)

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

2009 Annual Report 25

Notes to Financial Statements (Continued)
December 31, 2009

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$367,312,296	$1,442,953	$(528,029)	$914,924

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contributions.

Amount	Expires

$578,517	2016

$1,310,206	2017

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2009, the Fund deferred to January 1, 2010 post-October capital losses in the amount of $139,143.

8. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

26 Annual Report 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Enhanced Income Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

2009 Annual Report 27

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

28 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

2009 Annual Report 29

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

30 Annual Report 2009

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

2009 Annual Report 31

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

32 Annual Report 2009

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2009 Annual Report 33

NVIT Global Financial Services Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information

27	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-GFS (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

High double-digit returns are unusual and cannot be sustained.

Principal Risks

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than that of other mutual funds.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Morgan Stanley Capital International (MSCI) World Financials Indexsm: An unmanaged index that is based on developed-market country indexes and is

2 Annual Report 2009

generally representative of the stocks in the global financial services sector.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Aberdeen Asset Management Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Aberdeen Asset Management Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Global Financial Services Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Global Financial Services Fund (Class III at NAV) returned 31.93% versus 31.08% for its benchmark, the Morgan Stanley Capital International (MSCI) World Financials Indexsm . For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Financial Services Funds (consisting of 19 funds as of December 31, 2009) was 27.07% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Positive contributors to the Fund during the reporting period included the Fund’s positions in capital markets, commercial banks and insurance. The primary contributors among individual Fund positions were Standard Chartered PLC, a U.K.-based commercial bank with the bulk of its operations in Asian and other emerging markets; BM&F Bovespa SA, the operator of the São Paulo Stock Exchange in Brazil; and BNP Paribas, France’s largest bank. Strong macroeconomic data from Standard Chartered’s Asian markets enhanced the company’s financial results during the reporting period. BM&F Bovespa benefited from strong investment flows into local financial markets and the resumption of equity initial public offerings (IPOs). Shares of BNP Paribas rose sharply on a rebound in capital markets activity and expectations of improving credit conditions. In addition, the company received financial benefits from the merger of its banking operations with those of Belgian financial services company Fortis SA/NV.

What areas of investment detracted from Fund performance?

Fund performance was hindered by positions in the consumer finance subsector. The most significant individual stock detractors included The Hanover Insurance Group, Inc. a U.S. property and casualty insurer; Dutch multi-lines insurance company ING Groep N.V.; and Commonwealth Bank of Australia, a commercial bank. The Hanover Insurance Group’s stock lagged the general rally in the market due to sluggish earnings on weather-related losses and lack of exposure to the rebound in the fixed-income markets. ING Groep encountered problems related to its investment portfolio and uncertainty surrounding the success of its restructuring. The Fund’s sale of Commonwealth Bank of Australia early in the reporting period detracted from Fund performance; the firm’s stock price subsequently rose sharply upon easing of the global credit crisis.

What is your outlook for the near term?

The start of 2010 brings much-improved credit markets and sentiment when compared to early 2009. Financial services companies have made meaningful progress in rebuilding capital, and wholesale risks to the global financial system appear to have passed. Uncertainties remain, however, primarily in global commercial real estate loans. More time will most likely be needed to identify the real magnitude of potential losses that will be incurred by banks and insurers that hold such loans.

Tighter monetary conditions in the United States and elsewhere also add uncertainty. More broadly, global economies have begun to grow again, so we intend to add incrementally to positions that we believe will benefit from stable or improving economic growth.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Managers:
Douglas Burtnick, CFA and Stuart Quint, CFA

2009 Annual Report 5

Fund Performance	NVIT Global Financial Services Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	5 Yr.	Inception[2]

Class I3	31.75%	-1.30%	4.48%

Class II3	31.55%	-1.53%	4.25%

Class III[4]	31.93%	-1.26%	4.52%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on December 28, 2001.

[3]	These returns, until the creation of the Class I shares (May 10, 2002) and Class II shares (March 28, 2003), are based on the performance of the Class III shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class I and Class II shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class III.

[4]	For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Expense Ratios

Expense
Ratio*

Class I	1.21%

Class II	1.45%

Class III	1.20%

*	Current effective prospectus. Performance fees apply to the Fund, which may increase or decrease expenses. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class III shares of the NVIT Global Financial Services Fund versus performance of the Morgan Stanley Capital International World Financials Index (MSCI World Financials Index)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The MSCI World Financials Index is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global financial services sector.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	NVIT Global Financial Services Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
NVIT Global Financial			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Services Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class I Shares	Actual		1,000.00	1,232.60	6.81	1.22
	Hypothetical	[b]	1,000.00	1,019.11	6.16	1.22

Class II Shares	Actual		1,000.00	1,231.80	8.27	1.47
	Hypothetical	[b]	1,000.00	1,017.80	7.48	1.47

Class III Shares	Actual		1,000.00	1,234.30	6.87	1.22
	Hypothetical	[b]	1,000.00	1,019.06	6.21	1.22

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	NVIT Global Financial Services Fund
December 31, 2009

Asset Allocation

Common Stocks	98.2%
Mutual Fund	1.8%
Liabilities in excess of other assets	0.0%

100.0%

Top Industries†

Commercial Banks	31.3%
Insurance	24.3%
Capital Markets	11.0%
Diversified Financial Services	9.7%
Real Estate Management & Development	9.1%
Information Technology Services	3.7%
Thrifts & Mortgage Finance	3.0%
Commercial Services & Supplies	2.8%
Consumer Finance	2.2%
Real Estate Investment Trusts (REITs)	1.1%
Other Industries	1.8%

100.0%

Top Holdings†

Standard Chartered PLC	4.9%
JPMorgan Chase & Co.	4.9%
BNP Paribas	4.8%
Royal Bank of Canada	4.8%
Sun Hung Kai Properties Ltd.	4.2%
Vienna Insurance Group	3.6%
QBE Insurance Group Ltd.	3.5%
Zurich Financial Services AG	3.2%
BM&F Bovespa SA	3.2%
United Overseas Bank Ltd.	2.9%
Other Holdings	60.0%

100.0%

Top Countries†

United States	47.6%
France	7.4%
United Kingdom	7.0%
Canada	4.8%
Switzerland	4.2%
Hong Kong	4.2%
Brazil	4.2%
Austria	3.6%
Australia	3.5%
Singapore	2.9%
Other Countries	10.6%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

NVIT Global Financial Services Fund

Common Stocks 98.2%

	Shares	Market Value

AUSTRALIA 3.5%
Insurance 3.5%
QBE Insurance Group Ltd. (a)	23,043	$525,850

AUSTRIA 3.6%
Insurance 3.6%
Vienna Insurance Group (a)	10,774	553,020

BERMUDA 1.5%
Insurance 1.5%
Aspen Insurance Holdings Ltd.	8,800	223,960

BRAZIL 4.2%

Diversified Financial Services 3.2%

BM&F Bovespa SA	68,101	479,171

Information Technology Services 1.0%
Cia Brasileira de Meios de Pagamento	17,000	149,787

		628,958

CANADA 4.8%

Commercial Banks 4.8%

Royal Bank of Canada	13,339	719,338

FRANCE 7.4%

Commercial Banks 4.8%

BNP Paribas (a)	9,257	734,247

Insurance 2.6%
AXA SA (a)	17,156	402,806

		1,137,053

GREECE 1.1%

Commercial Banks 1.1%

National Bank of Greece SA* (a)	6,228	160,009

HONG KONG 4.2%

Real Estate Management & Development 4.2%

Sun Hung Kai Properties Ltd. (a)	43,000	639,372

ITALY 2.5%

Commercial Banks 2.5%

Intesa Sanpaolo SpA* (a)	82,727	372,274

JAPAN 2.6%

Real Estate Management & Development 2.6%

Mitsubishi Estate Co. Ltd. (a)	24,880	397,231

SINGAPORE 2.9%

Commercial Banks 2.9%

United Overseas Bank Ltd. (a)	32,000	445,432

SPAIN 2.9%

Commercial Banks 2.9%

Banco Bilbao Vizcaya Argentaria SA (a)	24,333	443,470

SWITZERLAND 4.2%

Capital Markets 1.0%

Bank Sarasin & Cie AG* (a)	4,217	159,206

Insurance 3.2%
Zurich Financial Services AG (a)	2,222	485,782

		644,988

UNITED KINGDOM 7.0%
Commercial Banks 4.9%
Standard Chartered PLC (a)	29,676	749,198

Insurance 2.1%
Aviva PLC (a)	49,052	312,027

		1,061,225

UNITED STATES 45.8%

Capital Markets 10.0%

Charles Schwab Corp. (The)	19,190	361,156
Goldman Sachs Group, Inc. (The)	2,530	427,165
Invesco Ltd.	13,055	306,662
State Street Corp.	9,630	419,290

		1,514,273

Commercial Banks 7.4%
Bank of the Ozarks, Inc.	8,600	251,722
CapitalSource, Inc.	64,285	255,211
TCF Financial Corp.	10,190	138,788
Wells Fargo & Co.	11,850	319,831
Wintrust Financial Corp.	4,800	147,792

		1,113,344

Commercial Services & Supplies 2.8%
Alliance Data Systems Corp.*	6,640	428,878

Consumer Finance 2.2%
Capital One Financial Corp.	8,780	336,625

Diversified Financial Services 6.5%
IntercontinentalExchange, Inc.*	2,160	242,568
JPMorgan Chase & Co.	17,750	739,643

		982,211

Information Technology Services 2.7%
Visa, Inc., Class A	4,760	416,310

Insurance 7.8%
Aflac, Inc.	3,830	177,137
Hanover Insurance Group, Inc. (The)	9,100	404,313
MetLife, Inc.	8,750	309,312
Reinsurance Group of America, Inc.	5,980	284,947

		1,175,709

Real Estate Investment Trusts (REITs) 1.1%
Macerich Co. (The)	4,452	160,055

Real Estate Management & Development 2.3%
Jones Lang LaSalle, Inc.	5,600	338,240

2009 Annual Report 9

Statement of Investments (Continued)
December 31, 2009

NVIT Global Financial Services Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

UNITED STATES (continued)

Thrifts & Mortgage Finance 3.0%
Ocwen Financial Corp.*	25,290	$242,025
Washington Federal, Inc.	11,260	217,769

		459,794

		6,925,439

Total Common Stocks (cost $11,557,617)		14,877,619

Mutual Fund 1.8%

Money Market Fund 1.8%
Aim Liquid Assets Portfolio, 0.18% (b)	273,864	273,864

Total Mutual Fund (Cost $273,864)		273,864

Total Investments (Cost $11,831,481) (c) — 100.0%		15,151,483

Liabilities in excess of other assets — 0.0%		(1,489)

NET ASSETS — 100.0%		$15,149,994

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	Represents 7-day effective yield as of December 31, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AG	Stock Corporation

Ltd.	Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

SpA	Limited Share Company

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2009

Statement of Assets and Liabilities
December 31, 2009

NVIT
Global Financial Services Fund

Assets:
Investments, at value (cost $11,831,481)	$15,151,483
Foreign currencies, at value (cost $21)	21
Interest and dividends receivable	1,020
Receivable for investments sold	24,690
Receivable for capital shares issued	2,316
Reclaims receivable	15,354
Prepaid expenses and other assets	42

Total Assets	15,194,926

Liabilities:
Payable for capital shares redeemed	15,409
Accrued expenses and other payables:
Investment advisory fees	4,954
Fund administration fees	553
Distribution fees	145
Administrative services fees	7,557
Accounting and transfer agent fees	3,594
Trustee fees	158
Custodian fees	72
Compliance program costs (Note 3)	93
Professional fees	646
Printing fees	11,568
Other	183

Total Liabilities	44,932

Net Assets	$15,149,994

Represented by:
Capital	$24,736,094
Accumulated net realized losses from investment	(12,906,982)
Net unrealized appreciation/(depreciation) from investments	3,320,002
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	880

Net Assets	$15,149,994

Net Assets:
Class I Shares	$3,325,644
Class II Shares	693,636
Class III Shares	11,130,714

Total	$15,149,994

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	445,718
Class II Shares	93,291
Class III Shares	1,490,533

Total	2,029,542

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$7.46
Class II Shares	$7.44
Class III Shares	$7.47

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statement of Operations
For the Year Ended December 31, 2009

NVIT
Global Financial Services Fund

INVESTMENT INCOME:
Interest income	$340
Dividend income	355,085
Foreign tax withholding	(18,214)

Total Income	337,211

EXPENSES:
Investment advisory fees	116,500
Fund administration fees	6,058
Distribution fees Class II Shares	1,557
Administrative services fees Class I Shares	4,889
Administrative services fees Class II Shares	963
Administrative services fees Class III Shares	15,498
Professional fees	2,241
Printing fees	24,029
Trustee fees	468
Custodian fees	243
Accounting and transfer agent fees	14,199
Compliance program costs (Note 3)	492
Other	1,198

Total expenses before earnings credit and expenses reimbursed	188,335
Earnings credit (Note 5)	(162)
Expenses reimbursed by adviser (Note 3)	(6,582)

Net Expenses	181,591

NET INVESTMENT INCOME	155,620

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(4,690,778)
Net realized losses from foreign currency transactions (Note 2)	(685)

Net realized losses from investments and foreign currency translations	(4,691,463)

Net change in unrealized appreciation/(depreciation) from investments	8,747,398
Net change in unrealized appreciation/(depreciation) from foreign currency	(291)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(128)

Net change in unrealized appreciation/(depreciation) from investments and translations of assets and liabilities denominated in foreign currencies	8,746,979

Net realized/unrealized gains from investments and foreign currency translations	4,055,516

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,211,136

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statements of Changes in Net Assets

	NVIT Global Financial Services Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$155,620	$467,397
Net realized losses from investment and foreign currency translations	(4,691,463)	(8,009,367)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	8,746,979	(5,450,200)

Change in net assets resulting from operations	4,211,136	(12,992,170)

Distributions to Shareholders From:
Net investment income:
Class I	(34,358)	(93,867)
Class II	(5,489)	(16,804)
Class III	(109,883)	(298,015)
Return of capital:
Class I	(436)	(654)
Class II	(69)	(129)
Class III	(1,397)	(2,579)

Change in net assets from shareholder distributions	(151,632)	(412,048)

Change in net assets from capital transactions	(2,486,767)	154,731

Change in net assets	1,572,737	(13,249,487)

Net Assets:
Beginning of year	13,577,257	26,826,744

End of year	$15,149,994	$13,577,257

Accumulated undistributed net investment income (loss) at end of year	$–	$(1,802)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,677,125	$4,511,453
Dividends reinvested	34,794	94,521
Cost of shares redeemed	(3,042,447)	(5,922,631)

Total Class I	(330,528)	(1,316,657)

Class II Shares
Proceeds from shares issued	106	–
Dividends reinvested	5,558	16,933
Cost of shares redeemed	(111,241)	(171,462)

Total Class II	(105,577)	(154,529)

Class III Shares
Proceeds from shares issued	2,511,412	6,710,294
Dividends reinvested	111,280	300,594
Cost of shares redeemed (a)	(4,673,354)	(5,384,971)

Total Class III	(2,050,662)	1,625,917

Change in net assets from capital transactions:	$(2,486,767)	$154,731

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Includes redemption fees – see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Statements of Changes in Net Assets (Continued)

	NVIT Global Financial Services Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

SHARE TRANSACTIONS:
Class I Shares
Issued	463,608	523,831
Reinvested	6,011	11,764
Redeemed	(503,492)	(725,009)

Total Class I Shares	(33,873)	(189,414)

Class II Shares
Issued	–	–
Reinvested	982	2,146
Redeemed	(16,811)	(21,185)

Total Class II Shares	(15,829)	(19,039)

Class III Shares
Issued	443,068	770,921
Reinvested	19,116	38,590
Redeemed	(751,291)	(696,528)

Total Class III Shares	(289,107)	112,983

Total change in shares	(338,809)	(95,470)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Global Financial Services Fund

		Operations			Distributions								Ratios / Supplemental Data

			Net Realized													Ratio of
			and												Ratio of Net	Expenses
	Net Asset		Unrealized											Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net				Net Asset			Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Return of	Total	Redemption	Value, End	Total		at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Capital	Distributions	Fees	of Period	Return		Period	Net Assets	Net Assets	Net Assets (a)	Turnover (b)
Class I Shares
Year Ended December 31, 2009 (c)	$5.73	0.07	1.73	1.80	(0.07)	–	–	(0.07)	–	$7.46	31.75%		$3,325,644	1.31%	1.15%	1.36%	57.49%
Year Ended December 31, 2008	$10.89	0.22	(5.23)	(5.01)	(0.16)	–	–	(0.16)	0.01	$5.73	(46	.27)%	$2,748,348	1.39%	2.38%	1.39%	151.76%
Year Ended December 31, 2007	$13.25	0.22	(0.33)	(0.11)	(0.20)	(1.82)	(0.24)	(2.26)	0.01	$10.89	(1	.05)%	$7,282,162	1.27%	1.42%	1.27%	150.87%
Year Ended December 31, 2006	$12.66	0.20	2.34	2.54	(0.26)	(1.69)	–	(1.95)	–	$13.25	20.32%		$8,024,387	1.24%	1.32%	1.24%	236.59%
Year Ended December 31, 2005	$12.82	0.19	1.18	1.37	(0.25)	(1.28)	–	(1.53)	–	$12.66	11.15%		$5,798,876	1.34%	1.24%	1.34%	217.57%

Class II Shares
Year Ended December 31, 2009 (c)	$5.71	0.06	1.72	1.78	(0.05)	–	–	(0.05)	–	$7.44	31.55%		$693,636	1.57%	0.92%	1.62%	57.49%
Year Ended December 31, 2008	$10.84	0.18	(5.17)	(4.99)	(0.15)	–	–	(0.15)	0.01	$5.71	(46	.34)%	$623,085	1.63%	2.01%	1.63%	151.76%
Year Ended December 31, 2007	$13.21	0.20	(0.36)	(0.16)	(0.16)	(1.82)	(0.24)	(2.22)	0.01	$10.84	(1	.41)%	$1,389,817	1.52%	1.21%	1.52%	150.87%
Year Ended December 31, 2006	$12.62	0.15	2.35	2.50	(0.22)	(1.69)	–	(1.91)	–	$13.21	20.08%		$1,862,644	1.49%	1.08%	1.49%	236.59%
Year Ended December 31, 2005	$12.80	0.14	1.18	1.32	(0.22)	(1.28)	–	(1.50)	–	$12.62	10.79%		$1,684,515	1.59%	1.08%	1.59%	217.57%

Class III Shares
Year Ended December 31, 2009 (c)	$5.73	0.07	1.74	1.81	(0.07)	–	–	(0.07)	–	$7.47	31.93%		$11,130,714	1.31%	1.15%	1.36%	57.49%
Year Ended December 31, 2008	$10.89	0.18	(5.18)	(5.00)	(0.17)	–	–	(0.17)	0.01	$5.73	(46	.21)%	$10,205,824	1.32%	2.27%	1.32%	151.76%
Year Ended December 31, 2007	$13.26	0.24	(0.36)	(0.12)	(0.20)	(1.82)	(0.24)	(2.26)	0.01	$10.89	(1	.12)%	$18,154,765	1.24%	1.48%	1.24%	150.87%
Year Ended December 31, 2006	$12.67	0.19	2.35	2.54	(0.26)	(1.69)	–	(1.95)	–	$13.26	20.34%		$24,111,832	1.20%	1.36%	1.20%	236.59%
Year Ended December 31, 2005	$12.83	0.20	1.17	1.37	(0.25)	(1.28)	–	(1.53)	–	$12.67	11.17%		$21,359,209	1.29%	1.36%	1.29%	217.57%

Amounts designated as “ – “ are zero or have been rounded to zero.

(a)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Global Financial Services Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sales price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Investments held by money market funds are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. A money market fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security

16 Annual Report 2009

but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value securities are not intended to indicate the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Common Stock	$8,497,695	$6,379,924	$—	$14,877,619

Mutual Fund	273,864	—	—	273,864

Total	$8,771,559	$6,379,924	$—	$15,151,483

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

2009 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2009

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty. As of December 31, 2009 the Fund did not hold any repurchase agreements.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(e)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax

18 Annual Report 2009

liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund is based on the relative value of the shares of each class outstanding relative to net assets. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of Aberdeen Asset Manager, Inc. the subadviser for the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual rate).

Fee Rate Effective
Fee Schedule	May 1, 2009

Up to $500 million	0.80%

$500 million up to $2 billion	0.75%

$2 billion or more	0.70%

Aggregate management fees paid by the Fund for the twelve months ended December 31, 2009, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, was 0.80%.

Prior to May 1, 2009, the Fund paid a performance-based management fee to NFA. This performance-based fee varied depending on the Fund’s performance relative to its benchmark. This fee was intended to reward or penalize NFA (and the subadviser) for outperforming or underperforming, respectively, the Fund’s benchmark. The Fund’s benchmark for determining these performance-based fees was the MSCI World Financials Index. The performance-based management fee was comprised of two components; a base fee and a performance adjustment

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

The base fee was an annual fee that was calculated and accrued daily based on the following fee schedule:

Base Fee Through
Fee Schedule	April 30, 2009

Up to $500 million	1.05%

$500 million up to $2 billion	1.00%

$2 billion or more	0.95%

The base fee rate was applied to the Fund’s average net assets over that quarter.

Second, a performance adjustment percentage was applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount was then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly subperiod and that total fee was paid at the end of that most recently completed quarter.

The performance fee applied to all of the Fund’s share classes equally, and was based or the performance of the Class III shares during the performance period The table below shows the performance adjustment rate applicable to the Fund’s base fee (as such base fee was adjusted by any applicable base fee breakpoints). NFA paid/ (charged) the entire performance component of the fee to the subadviser.

Out or Underperformance	Change in Fees

+/- 1 percentage point	+/- 0.02%

+/- 2 percentage point	+/- 0.04%

+/- 3 percentage point	+/- 0.06%

+/- 4 percentage point	+/- 0.08%

+/- 5 percentage point	+/- 0.10%

These performance-based advisory fees were paid quarterly. Under this performance-based fee arrangement, NFA (and the subadviser) could receive a performance fee increase even if the Fund experienced negative performance, so long as the Funds performance exceeded that of its benchmark by more than the relevant percentage shown above.

At a meeting of the Board of Trustees held in-person on January 16, 2009, the Board of Trustees voted unanimously to eliminate the performance-based management fee and to implement an asset-based management fee equal to the lowest possible management fee at each breakpoint under the previous performance-based fee structure, to take effect May 1, 2009. In eliminating the performance-based fee structure, NFA (and the subadviser, as applicable) were subject to a six-month transition period. If during this transition period the Fund’s assets had declined and the Fund underperformed its benchmark, the new management fee could have been higher than the amount NFA would have been, entitled to collect under the previous performance-based fee structure. If this had occurred during the transition period, NFA would have reimbursed the Fund by the amount of the difference between the new management fee and the amount it would have been entitled to collect under the previous fee structure. Under no circumstances, during this transition period, was the management fee under the new fee structure to exceed what NFA would have received under the old structure assuming maximum penalty for underperformance. The six-month transition period expired October 31, 2009.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadviser $58,534 for the year ended December 31, 2009.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is

20 Annual Report 2009

approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

As of December 31, 2009, the cumulative potential reimbursements, in which NFA waived or reimbursed fees or expenses to the Fund is $6,582 related to the year ended December 31, 2009.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class III of the Fund.

For the year ended December 31, 2009, NFS received $21,350 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $1,198.

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the Fund at an annual rate not to exceed 0.25% of Class II of the Fund.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $2,315 from Class III.

For the year ended December 31, 2008, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $13,144 from Class III.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $7,722,603 and sales of $10,431,477 (excluding short-term securities).

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future

22 Annual Report 2009

disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

9. Other

On December 2, 2009, the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) approved a Plan of Reorganization between the NVIT Global Financial Services Fund and the NVIT Multi-Manager Large Cap Value Fund, each a series of the Trust, whereby, pending shareholder approval by the NVIT Global Financial Services Fund, the NVIT Global Financial Services Fund would be merged into the NVIT Multi-Manager Large Cap Value Fund.

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$149,730	$—	$149,730	$1,902	$151,632

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$408,686	$—	$408,686	$3,362	$412,048

Amounts designated as “—” are zero or have been rounded to zero.

2009 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2009

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
	Undistributed			Accumulated	Unrealized	Accumulated
Undistributed	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Ordinary Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$—	$—	$—	$—	$(11,493,905)	$1,907,805	$(9,586,100)

Amounts designated as “—” are zero or have been rounded to zero.

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to wash sales.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$13,244,558	$2,268,904	$(361,979)	$1,906,925

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contributions:

Amount	Expires

$4,725,559	2016

$6,768,346	2017

11. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

24 Annual Report 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Global Financial Services Fund, (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

2009 Annual Report 25

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 99.08%.

The Fund has derived net income from sources within foreign countries. As of December 31, 2009, the foreign source income for the Fund was $209,458 or $0.1032 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2009, the foreign tax credit for the Fund was $17,334 or $0.0085 per outstanding share.

26 Annual Report 2009

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

2009 Annual Report 27

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

28 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

2009 Annual Report 29

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

30 Annual Report 2009

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2009 Annual Report 31

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NVIT Government Bond Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information

25	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-GB (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

While the Fund invests primarily in securities of the U.S. government and its agencies, the Fund’s value is not guaranteed by these entities.

The Fund may be subject to interest rate risk. Generally, when interest rates go up, the value of fixed-income securities goes down.

The Fund may be subject to extension risk. When interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

The Fund may be subject to prepayment, call and redemption risks. Certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

The Fund may be subject to liquidity risk, which is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

The Fund may be subject to credit risk. A bond issuer may be unable to pay the interest or principal when due.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Merrill Lynch (ML) Government Master Index: An unmanaged index that gives a broad look at how U.S. government bonds have performed.

2 Annual Report 2009

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Asset Management, LLC. Nationwide Asset Management, LLC is a wholly owned subsidiary of Nationwide Mutual Insurance Company. Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company are wholly owned by Nationwide Corporation.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is affiliated with Nationwide Asset Management, LLC. Nationwide Asset Management, LLC is a wholly owned subsidiary of Nationwide Mutual Insurance Company. Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company are wholly owned by Nationwide Corporation.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Government Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Government Bond Fund (Class I at NAV) returned 2.69% versus -2.57% for its benchmark, the Merrill Lynch (ML) Government Master Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of General U.S. Government Funds (consisting of 73 funds as of December 31, 2009) was 5.99% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The greatest returns in the Fund were generated from the holding of U.S. Treasury Inflation Protected Securities (TIPS). TIPS performed well after having underperformed during the prior-year reporting period and as the market became concerned about future inflation. Agency mortgage-backed securities were the next-best performer for the Fund; these securities benefited from purchases by the Federal Reserve Board. Agency notes also delivered a positive return for the Fund.

What areas of investment detracted from Fund performance?

Negative contributors to the Fund during the reporting period were U.S. Treasury notes and bonds, due to steadily rising yields. During the reporting period, the 2-year Treasury increased in yield from 0.75% to 1.13%, while 30-year Treasury bonds’ yield increased to 4.63% from 2.68%. Since the Fund was negative on rates during much of the reporting period, the Fund owned very few Treasury securities.

What is your outlook for the near term?

The near term is expected to be marked by continued economic recovery. The rebound that began in mid-2009 has been fueled by low inflation as well as monetary and fiscal policy support, factors that are likely to remain in place for the near future. In addition, we are beginning to see the development of positive feedback that would sustain the expansion well beyond the immediate future.

The pickup in demand is beginning to affect the labor market. Unemployment claims have fallen substantially and job losses have slowed to the point that payroll growth is on track to turn positive again within months. This would provide a further boost to consumer spending, which already appears to have bottomed.

Spending grew in both the third and fourth quarters of 2009. This is a positive sign, because spending historically has always accelerated in the early stages of rising employment cycles. The risks to this scenario revolve around the ongoing dislocations in the credit and housing markets. In addition, the potential exists for household deleveraging to gather steam, which would drive up the savings rate and keep a lid on consumer spending. In any case, asset prices will be hard pressed to continue rising at the pace seen during the past three quarters, although a favorable economic backdrop should mean that the general trajectory remains to the upside.

Subadviser:
Nationwide Asset Management, LLC

Portfolio Managers:
Gary R. Hunt, CFA and Joel S. Buck

2009 Annual Report 5

Fund Performance	NVIT Government Bond Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	5 Yr.	10 Yr.

Class I2	2.69%	4.81%	5.96%

Class II3	2.43%	4.54%	5.68%

Class III[3]	2.69%	4.80%	5.97%

Class IV3	2.69%	4.79%	5.96%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[3]	These returns until the creation of Class II shares (July 8, 2002), Class III shares (May 20, 2002) and Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class II, Class III and Class IV shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Expense Ratios

Expense
Ratio*

Class I	0.72%

Class II	0.97%

Class III	0.72%

Class IV	0.72%

*	Current effective prospectus. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Government Bond Fund versus performance of the Merrill Lynch AAA US Treasury/Agency Master Index (ML US Trsy/Agy Master AAA) (formerly Merrill Lynch Government Master Index)(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/09. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	ML US Trsy/Agy Master AAA is an unmanaged index that gives a broad look at how U.S. government bonds have performed.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	NVIT Government Bond Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
NVIT Government			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Bond Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class I Shares	Actual		1,000.00	1,022.50	3.52	0.69
	Hypothetical	[b]	1,000.00	1,021.73	3.52	0.69

Class II Shares	Actual		1,000.00	1,021.10	4.79	0.94
	Hypothetical	[b]	1,000.00	1,020.47	4.79	0.94

Class III Shares	Actual		1,000.00	1,022.60	3.52	0.69
	Hypothetical	[b]	1,000.00	1,021.73	3.52	0.69

Class IV Shares	Actual		1,000.00	1,021.60	3.52	0.69
	Hypothetical	[b]	1,000.00	1,021.73	3.52	0.69

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	NVIT Government Bond Fund
December 31, 2009

Asset Allocation

U.S. Government Mortgage Backed Agencies	29.4%
U.S. Government Sponsored & Agency Obligations	29.4%
Collateralized Mortgage Obligations	19.1%
U.S. Treasury Bonds	11.7%
Corporate Bonds	6.3%
U.S. Treasury Note	2.9%
Mutual Fund	0.2%
Other assets in excess of liabilities	1.0%

100.0%

Top Holdings†

Fannie Mae Pool, 6.26%, 09/01/13	5.9%
Fannie Mae Pool, 4.66%, 05/01/13	4.4%
GMAC, Inc., 2.20%, 12/19/12	4.2%
U.S. Treasury Bond, 8.13%, 08/15/21	4.1%
United States Treasury Inflation Indexed Bonds, 2.50%, 01/15/29	3.3%
U.S. Treasury Note, 2.00%, 11/30/13	3.0%
Fannie Mae Pool, 6.08%, 02/01/12	2.9%
Private Export Funding Corp., 5.00%, 12/15/16	2.8%
Fannie Mae Grantor Trust, 5.34%, 04/25/12	2.6%
United States Treasury Inflation Indexed Bonds, 3.38%, 04/15/32	2.6%
Other Holdings	64.2%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

NVIT Government Bond Fund

Collateralized Mortgage Obligations 19.1%

	Principal Amount	Market Value

Fannie Mae Grantor Trust
Series 2001-T11, Class B, 5.50%, 09/25/11	$11,215,000	$11,900,251
Series 2002-T11, Class B, 5.34%, 04/25/12	28,300,000	30,176,669
Fannie Mae REMICS
Series 2003-64, Class HQ, 5.00%, 07/25/23	6,000,000	6,192,139
Series 1993-149, Class M, 7.00%, 08/25/23	2,914,909	3,200,330
Series 2005-109, Class AG, 5.50%, 04/25/24	12,486,462	13,282,993
Series 2003-66, Class AP, 3.50%, 11/25/32	1,567,412	1,587,481
FHLMC Multifamily Structured Pass Through Certificates,
Series K001, Class A3, 5.47%, 01/25/12 (a)	8,680,242	9,091,489
Freddie Mac REMICS
Series 2468, Class TE, 5.50%, 07/15/17	4,815,652	5,126,385
Series 2509, Class LK, 5.50%, 10/15/17	20,002,019	21,276,334
Series 2677, Class LE, 4.50%, 09/15/18	27,119,132	28,031,740
Series 2498, Class VB, 5.50%, 01/15/20	3,012,498	3,039,320
Series 2985, Class JR, 4.50%, 06/15/25	22,000,000	22,194,262
Series 2751, Class ND, 5.00%, 04/15/29	26,000,000	27,278,469
Series 2922, Class GA, 5.50%, 05/15/34	8,447,369	8,938,097
Series 3356, Class PD, 6.00%, 03/15/36	26,365,666	28,116,410
Vendee Mortgage Trust, Series 1996-2, Class 1Z, 6.75%, 06/15/26	6,618,414	7,129,272

Total Collateralized Mortgage Obligations (cost $216,121,557)		226,561,641

Corporate Bonds 6.3%

Commercial Banks 4.2%
GMAC, Inc.,
2.20%, 12/19/12	49,000,000	49,300,468

Diversified Financial Services 2.1%
Pooled Funding Trust II, 2.63%, 03/30/12 (b)	25,000,000	25,445,050

Total Corporate Bonds (cost $73,922,833)		74,745,518

U.S. Government Mortgage Backed Agencies 29.4%

	Principal Amount	Market Value

Fannie Mae Pool Pool# 384773
6.08%, 02/01/12	32,469,640	34,639,410
Pool# 555505
4.66%, 05/01/13	49,201,217	51,279,096
Pool# 360500
6.26%, 09/01/13	64,000,000	69,946,466
Pool# 383661
6.62%, 06/01/16	10,189,251	11,412,334
Pool# 462260
5.60%, 09/01/18	10,946,320	11,611,643
Pool# 874142
5.56%, 12/01/21	11,400,000	11,910,063
Pool# 745684
3.47%, 04/01/34 (a)	19,281,525	19,826,549
Pool# 790760
4.93%, 09/01/34 (a)	7,756,596	8,083,688
Pool# 799144
4.71%, 04/01/35 (a)	5,416,989	5,685,371
Pool# 822705
4.78%, 04/01/35 (a)	8,352,458	8,711,368
Pool# 815217
4.81%, 05/01/35 (a)	8,071,163	8,437,374
Pool# 783609
4.91%, 05/01/35 (a)	9,788,538	10,236,422
Pool# 821377
5.28%, 05/01/35 (a)	5,192,160	5,469,931
Pool# 826181
4.83%, 07/01/35 (a)	23,630,022	24,700,681
Pool# 873932
6.31%, 08/01/36	8,173,916	8,740,095
Pool# 745866
3.57%, 09/01/36 (a)	20,532,506	21,235,306
Freddie Mac Non Gold Pool
Pool# 847558
3.53%, 06/01/35 (a)	11,417,007	11,759,295
Pool# 1G2082
5.70%, 07/01/37 (a)	24,664,308	26,186,523

Total U.S. Government Mortgage Backed Agencies (cost $335,723,491)		349,871,615

U.S. Government Sponsored & Agency Obligations 29.4%

Farmer Mac Guaranteed Notes Trust 2006-2
5.50%, 07/15/11 (b)	27,700,000	29,249,427
Farmer Mac Guaranteed Notes Trust 2007-1
5.13%, 04/19/17 (b)	25,000,000	26,055,125

2009 Annual Report 9

Statement of Investments (Continued)
December 31, 2009

NVIT Government Bond Fund (Continued)

U.S. Government Sponsored & Agency Obligations (continued)
	Principal Amount	Market Value

Federal Farm Credit Bank
5.00%, 03/03/14	$12,146,000	$13,306,514
Federal Home Loan Banks 4.80%, 12/18/13	8,350,000	9,116,037
Federal Home Loan Mortgage Corp.
1.75%, 06/15/12	20,000,000	20,088,580
Federal National Mortgage Association
8.20%, 03/10/16	10,000,000	12,576,460
Financing Corp. FICO
10.70%, 10/06/17	5,000,000	7,091,270
10.35%, 08/03/18	16,000,000	22,534,432
9.65%, 11/02/18	8,740,000	11,919,769
Government Trust Certificate 0.00%, 04/01/15	6,072,000	4,993,279
Lightship Tankers III LLC
6.50%, 06/14/24	25,940,910	28,935,010
Lightship Tankers V LLC
6.50%, 06/14/24	21,852,000	24,674,842
Private Export Funding Corp.
5.00%, 12/15/16	30,000,000	32,564,700
Tennessee Valley Authority
4.75%, 08/01/13	20,000,000	21,523,660
5.50%, 07/18/17	25,000,000	27,250,000
U.S. Department of Housing and Urban Development
7.08%, 08/01/16	1,725,000	1,730,006
4.56%, 08/01/17	21,069,000	22,168,001
4.96%, 08/01/20	15,967,000	16,721,170
5.05%, 08/01/21	16,852,000	17,534,472

Total U.S. Government Sponsored & Agency Obligations (cost $335,863,654)		350,032,754

U.S. Treasury Bonds 11.7%

U.S. Treasury Bond
4.50%, 08/15/39	22,000,000	21,501,568
8.13%, 08/15/21	35,000,000	48,004,670
United States Treasury Inflation Indexed Bonds
2.50%, 01/15/29	36,500,000	39,418,443
3.38%, 04/15/32	20,000,000	30,112,577

Total U.S. Treasury Bonds (cost $140,188,429)		139,037,258

U.S. Treasury Note 2.9%

	Principal Amount	Market Value

U.S. Treasury Note,
2.00%, 11/30/13	35,000,000	34,814,080

Total U.S. Treasury Note (cost $34,620,057)		34,814,080

Mutual Fund 0.2%

	Shares

Money Market Fund 0.2%
Invesco AIM Liquid Assets Portfolio, 0.18% (c)	2,830,817	2,830,817

Total Mutual Fund (cost $2,830,817)		2,830,817

Total Investments
(cost $1,139,270,838) (d) — 99.0%		1,177,893,683

Other assets in excess of liabilities — 1.0%		11,982,361

NET ASSETS — 100.0%		$1,189,876,044

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2009. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2009 was $80,749,602 which represents 6.79% of net assets.

(c)	Represents 7-day effective yield as of December 31, 2009.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

FHLMC	Federal Home Loan Mortgage Corporation

FICO	Fair Isaac Corporation

LLC	Limited Liability Company

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2009

Statement of Assets and Liabilities
December 31, 2009

NVIT Government
Bond Fund

Assets:
Investments, at value (cost $1,139,270,838)	$1,177,893,683
Interest receivable	9,633,685
Receivable for investments sold	501,617
Receivable for capital shares issued	2,855,283
Prepaid expenses and other assets	6,582

Total Assets	1,190,890,850

Liabilities:
Payable for capital shares redeemed	167,686
Accrued expenses and other payables:
Investment advisory fees	486,663
Fund administration fees	44,068
Distribution fees	2,273
Administrative services fees	172,589
Accounting and transfer agent fees	2,697
Trustee fees	9,853
Custodian fees	9,338
Compliance program costs (Note 3)	6,220
Professional fees	50,389
Printing fees	46,559
Other	16,471

Total Liabilities	1,014,806

Net Assets	$1,189,876,044

Represented by:
Capital	$1,151,346,139
Accumulated net realized losses from investment transactions	(92,940)
Net unrealized appreciation/(depreciation) from investments	38,622,845

Net Assets	$1,189,876,044

Net Assets:
Class I Shares	$1,125,363,950
Class II Shares	10,532,918
Class III Shares	22,621,617
Class IV Shares	31,357,559

Total	$1,189,876,044

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	95,884,983
Class II Shares	900,229
Class III Shares	1,926,849
Class IV Shares	2,672,244

Total	101,384,305

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.74
Class II Shares	$11.70
Class III Shares	$11.74
Class IV Shares	$11.73

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statement of Operations
For the Year Ended December 31, 2009

NVIT Government
Bond Fund

INVESTMENT INCOME:
Interest income	$52,476,087
Dividend income	198

Total Income	52,476,285

EXPENSES:
Investment advisory fees	6,071,528
Fund administration fees	578,794
Distribution fees Class II Shares	29,292
Administrative services fees Class I Shares	1,822,645
Administrative services fees Class II Shares	17,584
Administrative services fees Class III Shares	30,871
Administrative services fees Class IV Shares	49,410
Professional fees	200,619
Printing fees	118,273
Trustee fees	43,383
Custodian fees	45,941
Accounting and transfer agent fees	8,610
Compliance program costs (Note 3)	531
Other	79,595

Total expenses before earnings credit	9,097,076
Earnings Credit (Note 5)	(363)

Net Expenses	9,096,713

NET INVESTMENT INCOME	43,379,572

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	17,637,976
Net change in unrealized appreciation/(depreciation) from investments	(27,866,747)

Net realized/unrealized losses from investments	(10,228,771)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$33,150,801

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statements of Changes in Net Assets

	NVIT Government Bond Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$43,379,572	$59,279,170
Net realized gains from investments	17,637,976	8,300,524
Net change in unrealized appreciation/(depreciation) from investments	(27,866,747)	35,777,477

Change in net assets resulting from operations	33,150,801	103,357,171

Distributions to Shareholders From:
Net investment income:
Class I	(40,827,686)	(56,586,787)
Class II	(363,636)	(529,072)
Class III	(712,728)	(904,554)
Class IV	(1,117,447)	(1,476,412)
Net realized gains:
Class I	(16,556,630)	–
Class II	(155,668)	–
Class III	(340,913)	–
Class IV	(456,081)	–

Change in net assets from shareholder distributions	(60,530,789)	(59,496,825)

Change in net assets from capital transactions	(214,042,511)	83,641,207

Change in net assets	(241,422,499)	127,501,553

Net Assets:
Beginning of year	1,431,298,543	1,303,796,990

End of year	$1,189,876,044	$1,431,298,543

Accumulated undistributed net investment income at end of year	$–	$1,001,342

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$112,467,158	$402,589,670
Dividends reinvested	57,384,316	56,586,787
Cost of shares redeemed	(383,175,573)	(372,077,460)

Total Class I	(213,324,099)	87,098,997

Class II Shares
Proceeds from shares issued	529,848	1,536,893
Dividends reinvested	519,304	529,072
Cost of shares redeemed	(3,323,470)	(3,441,789)

Total Class II	(2,274,318)	(1,375,824)

Class III Shares
Proceeds from shares issued	13,912,473	14,160,844
Dividends reinvested	1,053,641	904,554
Cost of shares redeemed (a)	(11,837,945)	(14,149,288)

Total Class III	3,128,169	916,110

(a)	Includes redemption fees — see Note 4 to Financial Statements.
Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Statements of Changes in Net Assets (Continued)

	NVIT Government Bond Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

CAPITAL TRANSACTIONS: (continued)
Class IV Shares
Proceeds from shares issued	$4,799,890	$6,664,056
Dividends reinvested	1,573,528	1,476,412
Cost of shares redeemed	(7,945,681)	(11,138,544)

Total Class IV	(1,572,263)	(2,998,076)

Change in net assets from capital transactions	$(214,042,511)	$83,641,207

SHARE TRANSACTIONS:
Class I Shares
Issued	9,387,532	34,383,266
Reinvested	4,842,471	4,830,389
Redeemed	(31,994,359)	(31,847,594)

Total Class I Shares	(17,764,356)	7,366,061

Class II Shares
Issued	44,200	131,695
Reinvested	43,958	45,314
Redeemed	(278,782)	(294,925)

Total Class II Shares	(190,624)	(117,916)

Class III Shares
Issued	1,157,138	1,207,770
Reinvested	88,918	77,281
Redeemed	(993,551)	(1,208,793)

Total Class III Shares	252,505	76,258

Class IV Shares
Issued	402,108	570,962
Reinvested	132,784	126,063
Redeemed	(663,698)	(946,415)

Total Class IV Shares	(128,806)	(249,390)

Total change in shares	(17,831,281)	7,075,013

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Government Bond Fund

		Operations			Distributions						Ratios / Supplemental Data

			Net
			Realized
			and											Ratio of
	Net		Unrealized										Ratio of Net	Expenses
	Asset		Gains						Net			Ratio of	Investment	(Prior to
	Value,	Net	(Losses)	Total	Net	Net			Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	of Year	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Year	Return	of Year	Net Assets	Net Assets	Net Assets (a)	Turnover (b)

Class I Shares
Year Ended December 31, 2009 (c)	$12.01	0.41	(0.09)	0.32	(0.41)	(0.18)	(0.59)	–	$11.74	2.69%	$1,125,363,950	0.71%	3.39%	0.71%	65.87%
Year Ended December 31, 2008	$11.63	0.50	0.38	0.88	(0.50)	–	(0.50)	–	$12.01	7.72%	$1,364,508,386	0.70%	4.24%	0.70%	55.58%
Year Ended December 31, 2007	$11.35	0.51	0.28	0.79	(0.51)	–	(0.51)	–	$11.63	7.16%	$1,235,739,182	0.72%	4.52%	0.72%	87.90%
Year Ended December 31, 2006	$11.54	0.48	(0.11)	0.37	(0.47)	(0.09)	(0.56)	–	$11.35	3.34%	$1,067,945,373	0.73%	4.16%	0.73%	93.01%
Year Ended December 31, 2005	$11.62	0.43	(0.06)	0.37	(0.43)	(0.02)	(0.45)	–	$11.54	3.26%	$1,117,512,481	0.73%	3.65%	0.73%	87.79%

Class II Shares
Year Ended December 31, 2009 (c)	$11.97	0.37	(0.08)	0.29	(0.38)	(0.18)	(0.56)	–	$11.70	2.43%	$10,532,918	0.96%	3.14%	0.96%	65.87%
Year Ended December 31, 2008	$11.59	0.47	0.38	0.85	(0.47)	–	(0.47)	–	$11.97	7.48%	$13,057,446	0.94%	4.00%	0.94%	55.58%
Year Ended December 31, 2007	$11.32	0.49	0.26	0.75	(0.48)	–	(0.48)	–	$11.59	6.91%	$14,013,343	0.97%	4.27%	0.97%	87.90%
Year Ended December 31, 2006	$11.51	0.45	(0.11)	0.34	(0.44)	(0.09)	(0.53)	–	$11.32	3.00%	$14,469,737	0.98%	3.91%	0.98%	93.01%
Year Ended December 31, 2005	$11.59	0.40	(0.06)	0.34	(0.40)	(0.02)	(0.42)	–	$11.51	3.01%	$15,765,561	0.98%	3.40%	0.98%	87.79%

Class III Shares
Year Ended December 31, 2009 (c)	$12.01	0.41	(0.09)	0.32	(0.41)	(0.18)	(0.59)	–	$11.74	2.69%	$22,621,617	0.71%	3.41%	0.71%	65.87%
Year Ended December 31, 2008	$11.63	0.50	0.38	0.88	(0.50)	–	(0.50)	–	$12.01	7.73%	$20,106,128	0.69%	4.25%	0.69%	55.58%
Year Ended December 31, 2007	$11.35	0.49	0.30	0.79	(0.51)	–	(0.51)	–	$11.63	7.15%	$18,582,814	0.73%	4.51%	0.73%	87.90%
Year Ended December 31, 2006	$11.54	0.47	(0.10)	0.37	(0.47)	(0.09)	(0.56)	–	$11.35	3.35%	$13,164,278	0.72%	4.21%	0.72%	93.01%
Year Ended December 31, 2005	$11.63	0.40	(0.04)	0.36	(0.43)	(0.02)	(0.45)	–	$11.54	3.18%	$10,604,399	0.73%	3.66%	0.73%	87.79%

Class IV Shares
Year Ended December 31, 2009 (c)	$12.00	0.41	(0.09)	0.32	(0.41)	(0.18)	(0.59)	–	$11.73	2.69%	$31,357,559	0.71%	3.40%	0.71%	65.87%
Year Ended December 31, 2008	$11.63	0.50	0.37	0.87	(0.50)	–	(0.50)	–	$12.00	7.62%	$33,626,583	0.71%	4.23%	0.71%	55.58%
Year Ended December 31, 2007	$11.35	0.52	0.27	0.79	(0.51)	–	(0.51)	–	$11.63	7.26%	$35,461,651	0.70%	4.53%	0.71%	87.90%
Year Ended December 31, 2006	$11.53	0.48	(0.10)	0.38	(0.47)	(0.09)	(0.56)	–	$11.35	3.34%	$35,962,429	0.73%	4.16%	0.73%	93.01%
Year Ended December 31, 2005	$11.62	0.43	(0.07)	0.36	(0.43)	(0.02)	(0.45)	–	$11.53	3.17%	$39,264,028	0.73%	3.65%	0.73%	87.79%
Amounts designated as “—“ are zero or have been rounded to zero.

(a)	There were no fee reductions during the year.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Government Bond Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sales price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of

16 Annual Report 2009

the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:

Collateralized Mortgage Obligations	$—	$226,561,641	$—	$226,561,641

Corporate Bonds	—	74,745,518	—	74,745,518

Mutual Fund	2,830,817	—	—	2,830,817

U.S. Government Mortgage Backed Agencies	—	349,871,615	—	349,871,615

U.S. Government Sponsored & Agency Obligations	—	350,032,754	—	350,032,754

U.S. Treasury Bonds	—	139,037,258	—	139,037,258

U.S. Treasury Note	—	34,814,080	—	34,814,080

Total	$2,830,817	$1,175,062,866	$—	$1,177,893,683

Amounts designated as “ — ”, which may include fair valued securities, are zero or have been rounded to zero.

* See Statement of Investments for identification of securities by type and industry classification.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of

2009 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2009

current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty. As of December 31, 2009, the Fund did not have any repurchase agreements.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(e)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

18 Annual Report 2009

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding relative to net assets. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. Nationwide Asset Management LLC (“the subadviser”) is the subadviser to the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

Up to $250 million	0.50%

$250 million up to $1 billion	0.475%

$1 billion up to $2 billion	0.45%

$2 billion up to $5 billion	0.425%

$5 billion and more	0.40%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadviser $1,912,183 for the year ended December 31, 2009.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors LLC (“NFD” of “Distributor”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of Class II shares of the Fund. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%. NDF is a wholly owned subsidiary of NFDSI.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class III and 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2009, NFS received $1,920,510 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $531.

4. Short-term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be redeemed first.

20 Annual Report 2009

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amount of $10,146 from Class III.

For the year ended December 31, 2008, the Fund had contributions to capital due to the collection of redemption fees in the amount of $54,059 from Class III.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $827,280,687 and sales of 1,030,902,130 (excluding short-term securities).

For the year ended December 31, 2009, the Fund had purchases of $267,138,167 and sales of $249,647,272 of U.S. Government Securities.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from

	Net Long-Term	Total Taxable	Return of Capital	Total Distributions
Ordinary Income	Capital Gains	Distributions	Distributions	Paid

$51,541,130	$8,989,659	$60,530,789	$—	$60,530,789

Amounts designated as “ — ” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from

	Net Long-Term	Total Taxable	Return of Capital	Total Distributions
Ordinary Income	Capital Gains	Distributions	Distributions	Paid

$59,496,825	$—	$59,496,825	$—	$59,496,825

Amounts designated as “ — ” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed					Total
Undistributed	Long-Term			Accumulated	Unrealized	Accumulated
Ordinary	Capital	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Gains	Earnings	Payable	Other Losses	(Depreciation)	(Deficit)

$—	$—	$—	$—	$(92,940)	$38,622,845	$38,529,905

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2009, the Fund deferred to January 1, 2010 post-October capital losses in the amount of $92,940.

Amounts designated as “ — ” are zero or have been rounded to zero.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net Unrealized
	Unrealized		Appreciation/
Tax Cost of Securities	Appreciation	Unrealized Depreciation	(Depreciation)

$1,139,270,838	$41,726,487	$(3,103,642)	$38,622,845

For the year ended December 31, 2009, the Fund utilized capital loss carryovers to offset capital gains in the amount of $2,412,620.

9. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

22 Annual Report 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Government Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

2009 Annual Report 23

Supplemental Information
(Unaudited)

Other Federal Tax Information

The Fund designates $8,989,659, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

24 Annual Report 2009

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

2009 Annual Report 25

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

26 Annual Report 2009

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

2009 Annual Report 27

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

28 Annual Report 2009

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2009 Annual Report 29

NVIT Growth Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information

25	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-GR (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

High double-digit returns are unusual and cannot be sustained.

Principal Risks

Growth investing involves buying stocks that have relatively high prices in relation to their earnings. Because of these higher valuations, investing in growth stocks may be more risky than investing in companies with more modest growth expectations. Growth stocks also may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. During periods of growth stock underperformance, the Fund may underperform other funds that use different investing styles.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization)

2 Annual Report 2009

with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Aberdeen Asset Management Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Aberdeen Asset Management Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Growth Fund (Class I at NAV) returned 33.47% versus 37.21% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Large-Cap Growth Funds (consisting of 228 funds as of December 31, 2009) was 37.97% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Positive contributors to the Fund included positions in the energy sector and in consumer staples. The primary contributors among individual Fund holdings were semiconductor manufacturer Marvell Technology Group Ltd., integrated oil and gas company Exxon Mobil Corp. and Starwood Hotels & Resorts Worldwide, Inc., a hotel chain operator. Marvell Technology benefited from a very favorable inventory position relative to end-user demand. The Fund was significantly underweight versus the benchmark on Exxon Mobil Corp., which underperformed its peers because of weakness in its key refining business. Starwood Hotels & Resorts’ business improved amid a recovery in business travel and the related improvement in profitability.

What areas of investment detracted from Fund performance?

Detractors to the Fund included positions in the industrials, health-care, consumer staples and consumer discretionary sectors. The most notable individual stock detractors from Fund performance included biopharmaceutical companies Gilead Sciences, Inc. and Cephalon, Inc., and defense contractor Raytheon Co. Gilead Sciences’ stock fell during the reporting period, underperforming a broadly positive market amid concerns about its future growth rate and its drug discovery pipeline. Cephalon’s business was hindered by a slow transition to a new formulation of its core drugs, offsetting positive investor sentiment resulting from several new drivers of growth for the company. Raytheon Corp. stock underperformed the market despite strong company execution as investors focused on more cyclical “recovery” stories.

What is your outlook for the near term?

As the market and economy continue to improve modestly, financial liquidity is actually quite good, and many other asset classes are providing lower returns relative to equities. We believe that these factors could easily attract more investors into the global equity markets, including those in the United States, during the next several months.

We believe that the economy most likely will experience some growth in 2010. This growth may come from a relatively low base and in an “ebbing-and-flowing” type of expansion, which may be enough to sustain future improvement.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Managers:
Christopher Baggini, CFA and Douglas Burtnick, CFA

2009 Annual Report 5

Fund Performance	NVIT Growth Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	5 Yr.	10 Yr.

Class I2	33.47%	2.03%	-5.02%

Class IV3	33.62%	2.03%	-5.02%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[3]	These returns until the creation of Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class IV shares would have produced because Class IV shares invest in the same portfolio of securities.

Expense Ratios

Expense
Ratio*

Class I	0.87%

Class IV	0.87%

*	Current effective prospectus. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Growth Fund versus performance of the Russell 1000 Growth Index (Russell 1000 Growth)(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/09. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Russell 1000 Growth measures the performance of those companies in the Russell 1000 Index (the largest 1000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	NVIT Growth Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
NVIT Growth Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class I Shares	Actual		1,000.00	1,203.60	4.67	0.84
	Hypothetical	[b]	1,000.00	1,020.97	4.28	0.84

Class IV Shares	Actual		1,000.00	1,203.60	4.67	0.84
	Hypothetical	[b]	1,000.00	1,020.97	4.28	0.84

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	NVIT Growth Fund
December 31, 2009

Asset Allocation

Common Stocks	98.4%
Repurchase Agreement	1.8%
Mutual Fund	1.4%
Liabilities in excess of other assets	(1	.6)%

	100.0%

Top Industries†

Computers & Peripherals	9.0%
Semiconductors & Semiconductor Equipment	6.5%
Communications Equipment	6.3%
Pharmaceuticals	6.1%
Software	5.8%
Health Care Equipment & Supplies	5.2%
Machinery	5.1%
Internet Software & Services	5.0%
Energy Equipment & Services	3.8%
Biotechnology	3.2%
Other Industries*	44.0%

100.0%

Top Holdings†

Apple, Inc.	3.6%
Google, Inc., Class A	3.2%
Hewlett-Packard Co.	3.0%
Cisco Systems, Inc.	2.9%
Oracle Corp.	2.7%
Intel Corp.	2.4%
Baxter International, Inc.	2.4%
3M Co.	2.3%
Target Corp.	2.1%
Abbott Laboratories	2.1%
Other Holdings*	73.3%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

NVIT Growth Fund

Common Stocks 98.4%

	Shares	Market Value

Aerospace & Defense 2.7%
Alliant Techsystems, Inc.*	4,200	$370,734
Precision Castparts Corp.	9,100	1,004,185
Raytheon Co.	25,850	1,331,792
United Technologies Corp.	9,470	657,313

		3,364,024

Airlines 0.6%
JetBlue Airways Corp.*	132,500	722,125

Beverages 1.2%
PepsiCo, Inc.	24,710	1,502,368

Biotechnology 3.3%
Amgen, Inc.*	34,750	1,965,808
Biogen Idec, Inc.*	5,400	288,900
Gilead Sciences, Inc.*	42,190	1,825,983

		4,080,691

Capital Markets 1.7%
BlackRock, Inc.	1,550	359,910
Goldman Sachs Group, Inc. (The)	8,900	1,502,676
Northern Trust Corp.	5,750	301,300

		2,163,886

Chemicals 1.8%
Monsanto Co.	6,600	539,550
Praxair, Inc.	21,450	1,722,650

		2,262,200

Commercial Banks 0.2%
Wells Fargo & Co.	9,500	256,405

Commercial Services & Supplies 0.8%
Alliance Data Systems Corp.* (a)	16,100	1,039,899

Communications Equipment 6.4%
Brocade Communications Systems, Inc.*	112,100	855,323
Cisco Systems, Inc.*	153,530	3,675,508
F5 Networks, Inc.*	18,100	958,938
QUALCOMM, Inc.	51,970	2,404,132

		7,893,901

Computers & Peripherals 9.2%
Apple, Inc.*	21,550	4,544,033
EMC Corp.*	71,400	1,247,358
Hewlett-Packard Co.	74,140	3,818,951
International Business Machines Corp.	9,560	1,251,404
Teradata Corp.*	7,500	235,725
Western Digital Corp.*	5,800	256,070

		11,353,541

Containers & Packaging 0.1%
Owens-Illinois, Inc.*	5,300	174,211

Diversified Financial Services 1.1%
JPMorgan Chase & Co.	31,950	1,331,357

Electrical Equipment 0.6%
Emerson Electric Co.	18,100	771,060

Energy Equipment & Services 3.9%
Cameron International Corp.*	31,100	1,299,980
Halliburton Co.	57,450	1,728,670
Helmerich & Payne, Inc.	6,000	239,280
Schlumberger Ltd.	23,800	1,549,142

		4,817,072

Food & Staples Retailing 1.7%
Costco Wholesale Corp.	6,000	355,020
CVS Caremark Corp.	29,859	961,758
Wal-Mart Stores, Inc.	13,770	736,007

		2,052,785

Food Products 0.9%
Kellogg Co.	22,100	1,175,720

Health Care Equipment & Supplies 5.3%
Baxter International, Inc.	50,660	2,972,729
Intuitive Surgical, Inc.*	2,400	727,968
Kinetic Concepts, Inc.*	7,150	269,197
Masimo Corp.*	17,350	527,787
Medtronic, Inc.	14,500	637,710
St. Jude Medical, Inc.*	32,750	1,204,545
Stryker Corp.	5,000	251,850

		6,591,786

Health Care Providers & Services 0.7%
Quest Diagnostics, Inc.	13,700	827,206

Hotels, Restaurants & Leisure 3.2%
International Game Technology	14,200	266,534
McDonald’s Corp.	6,940	433,334
Starwood Hotels & Resorts Worldwide, Inc.	42,700	1,561,539
WMS Industries, Inc.*	37,388	1,495,520
Yum! Brands, Inc.	6,900	241,293

		3,998,220

Household Durables 0.2%
Garmin Ltd. (a)	7,150	219,505

Household Products 2.4%
Church & Dwight Co., Inc.	8,950	541,028
Clorox Co.	8,800	536,800
Colgate-Palmolive Co.	16,500	1,355,475
Procter & Gamble Co. (The)	9,170	555,977

		2,989,280

2009 Annual Report 9

Statement of Investments (Continued)
December 31, 2009

NVIT Growth Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Independent Power Producers & Energy Traders 0.2%
AES Corp. (The)*	16,000	$212,960

Industrial Conglomerates 2.3%
3M Co.	35,000	2,893,450

Information Technology Services 2.3%
Cognizant Technology Solutions Corp., Class A*	26,620	1,205,886
Visa, Inc., Class A	19,510	1,706,345

		2,912,231

Internet & Catalog Retail 2.1%
Amazon.com, Inc.*	3,000	403,560
Netflix, Inc.* (a)	5,400	297,756
NutriSystem, Inc. (a)	32,100	1,000,557
Priceline.com, Inc.*	4,151	906,993

		2,608,866

Internet Software & Services 5.0%
eBay, Inc.*	39,500	929,830
Google, Inc., Class A*	6,470	4,011,271
Yahoo!, Inc.*	78,100	1,310,518

		6,251,619

Leisure Equipment & Products 0.4%
Hasbro, Inc.	17,000	545,020

Life Sciences Tools & Services 1.8%
Covance, Inc.*	22,700	1,238,739
Waters Corp.*	16,000	991,360

		2,230,099

Machinery 5.2%
Caterpillar, Inc.	5,900	336,241
Cummins, Inc.	32,900	1,508,794
Danaher Corp.	28,640	2,153,728
Deere & Co.	23,400	1,265,706
Parker Hannifin Corp.	21,900	1,179,972

		6,444,441

Multiline Retail 2.2%
Target Corp.	55,150	2,667,605

Oil, Gas & Consumable Fuels 2.6%
Apache Corp.	16,840	1,737,383
CONSOL Energy, Inc.	3,800	189,240
Peabody Energy Corp.	4,400	198,924
Southwestern Energy Co.*	22,100	1,065,220

		3,190,767

Personal Products 0.2%
Mead Johnson Nutrition Co., Class A	6,650	290,605

Pharmaceuticals 6.2%
Abbott Laboratories	47,900	2,586,121
Allergan, Inc.	21,050	1,326,360
Bristol-Myers Squibb Co.	61,450	1,551,612
Johnson & Johnson	27,390	1,764,190
Merck & Co., Inc.	11,701	427,555

		7,655,838

Real Estate Investment Trusts (REITs) 0.2%
Rayonier, Inc.	4,500	189,720

Real Estate Management & Development 0.4%
Jones Lang LaSalle, Inc.	8,300	501,320

Road & Rail 0.6%
Canadian National Railway Co.	13,500	733,860

Semiconductors & Semiconductor Equipment 6.6%
Altera Corp.	8,200	185,566
Analog Devices, Inc.	11,450	361,591
Intel Corp.	149,780	3,055,512
Marvell Technology Group Ltd.*	108,250	2,246,188
Silicon Laboratories, Inc.*	23,000	1,111,820
Teradyne, Inc.*	72,000	772,560
Texas Instruments, Inc.	7,500	195,450
Xilinx, Inc.	7,600	190,456

		8,119,143

Software 5.9%
McAfee, Inc.*	37,000	1,501,090
Microsoft Corp.	78,360	2,389,196
Oracle Corp.	140,000	3,435,600

		7,325,886

Specialty Retail 2.5%
Aeropostale, Inc.*	27,700	943,185
Lowe’s Cos., Inc.	57,700	1,349,603
Urban Outfitters, Inc.*	21,900	766,281

		3,059,069

Textiles, Apparel & Luxury Goods 0.6%
Coach, Inc.	20,200	737,906

Tobacco 2.2%
Altria Group, Inc.	19,000	372,970
Philip Morris International, Inc.	48,200	2,322,758

		2,695,728

Trading Companies & Distributors 0.8%
W.W. Grainger, Inc.	9,900	958,617

Wireless Telecommunication Services 0.1%
NII Holdings, Inc.*	4,700	157,826

Total Common Stocks (cost $103,188,256)		121,969,818

10 Annual Report 2009

Mutual Fund 1.4%

Money Market Fund 1.4%
Invesco AIM Liquid Assets Portfolio, 0.18% (b)	1,770,608	$1,770,608

Total Mutual Fund (cost $1,770,608)		1,770,608

Repurchase Agreement 1.8%

	Principal Amount	Market Value

Morgan Stanley, Morgan Stanley, 0.01%, dated 12/31/09, due 01/04/10 repurchase price $2,191,773, collateralized by U.S. Government Agency Securities ranging from 0.38%-7.38%, maturing 01/08/10-11/20/39; total market value of $2,235,875 (c)	$2,191,771	2,191,771

Total Repurchase Agreement (cost $2,191,771)		2,191,771

Total Investments (cost $107,150,635)(d) — 101.6%		125,932,197

Liabilities in excess of other assets — (1.6)%		(2,002,952)

NET ASSETS — 100.0%		$123,929,245

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2009. The total value of securities on loan at December 31, 2009 was $2,141,555.

(b)	Represents 7-day effective yield as of December 31, 2009.

(c)	The security was purchased with cash collateral held from securities on loan (See Note 2) The total value of this security as of December 31, 2009 was $2,191,771.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statement of Assets and Liabilities
December 31, 2009

NVIT
Growth Fund

Assets:
Investments, at value* (cost $104,958,864)	$123,740,426
Repurchase agreements, at value and cost	2,191,771

Total Investments	125,932,197

Cash	3,210
Interest and dividends receivable	151,361
Security lending income receivable	5,020
Receivable for investments sold	2,242,713
Receivable for capital shares issued	817
Prepaid expenses and other assets	12,115

Total Assets	128,347,433

Liabilities:
Payable for investments purchased	1,981,898
Payable for capital shares redeemed	134,796
Payable upon return of securities loaned (Note 2)	2,191,771
Accrued expenses and other payables:
Investment advisory fees	62,498
Fund administration fees	4,355
Administrative services fees	17,436
Accounting and transfer agent fees	989
Trustee fees	1,118
Custodian fees	723
Compliance program costs (Note 3)	710
Professional fees	4,792
Printing fees	15,590
Other	1,512

Total Liabilities	4,418,188

Net Assets	$123,929,245

Represented by:
Capital	$226,630,149
Accumulated undistributed net investment income	69,574
Accumulated net realized losses from investment transactions	(121,552,040)
Net unrealized appreciation/(depreciation) from investments	18,781,562

Net Assets	$123,929,245

Net Assets:
Class I Shares	$101,476,994
Class IV Shares	22,452,251

Total	$123,929,245

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	8,629,319
Class IV Shares	1,909,582

Total	10,538,901

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.76
Class IV Shares	$11.76

*	Includes value of securities on loan of $2,141,555 (Note 2)

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statement of Operations
For the Year Ended December 31, 2009

NVIT
Growth Fund

INVESTMENT INCOME:
Interest income	$5,189
Dividend income	1,526,546
Income from securities lending (Note 2)	9,587
Foreign tax withholding	(892)

Total Income	1,540,430

EXPENSES:
Investment advisory fees	664,085
Fund administration fees	49,324
Administrative services fees Class I Shares	135,705
Administrative services fees Class IV Shares	30,333
Professional fees	17,526
Printing fees	34,733
Trustee fees	3,751
Custodian fees	4,505
Accounting and transfer agent fees	3,457
Compliance program costs (Note 3)	2,791
Other	6,445

Total expenses before earnings credit	952,655
Earnings credit (Note 4)	(64)

Net Expenses	952,591

NET INVESTMENT INCOME	587,839

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(11,336,534)
Net change in unrealized appreciation/(depreciation) from investments	43,140,162

Net realized/unrealized gains from investments	31,803,628

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$32,391,467

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Statements of Changes in Net Assets

	NVIT Growth Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$587,839	$507,573
Net realized losses from investment transactions	(11,336,534)	(30,426,905)
Net change in unrealized appreciation/(depreciation) from investments	43,140,162	(42,394,786)

Change in net assets resulting from operations	32,391,467	(72,314,118)

Distributions to Shareholders From:
Net investment income:
Class I	(498,281)	(348,350)
Class IV	(111,697)	(70,682)

Change in net assets from shareholder distributions	(609,978)	(419,032)

Change in net assets from capital transactions	(12,737,892)	(29,454,604)

Change in net assets	19,043,597	(102,187,754)

Net Assets:
Beginning of year	104,885,648	207,073,402

End of year	$123,929,245	$104,885,648

Accumulated undistributed net investment income at end of year	$69,574	$95,953

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,801,342	$2,484,025
Dividends reinvested	498,281	348,350
Cost of shares redeemed	(14,521,074)	(29,166,505)

Total Class I	(10,221,451)	(26,334,130)

Class IV Shares
Proceeds from shares issued	1,065,352	1,265,138
Dividends reinvested	111,697	70,682
Cost of shares redeemed	(3,693,490)	(4,456,294)

Total Class IV	(2,516,441)	(3,120,474)

Change in net assets from capital transactions:	$(12,737,892)	$(29,454,604)

SHARE TRANSACTIONS:
Class I Shares
Issued	393,181	209,117
Reinvested	50,367	32,202
Redeemed	(1,490,350)	(2,423,878)

Total Class I Shares	(1,046,802)	(2,182,559)

Class IV Shares
Issued	109,915	112,760
Reinvested	11,304	6,641
Redeemed	(373,295)	(379,160)

Total Class IV Shares	(252,076)	(259,759)

Total change in shares:	(1,298,878)	(2,442,318)

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Growth Fund

		Operations			Distributions				Ratios / Supplemental Data

			Net Realized									Ratio of
			and								Ratio of Net	Expenses
	Net Asset		Unrealized							Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Distributions	of Period	Return	Period	Net Assets	Net Assets	Net Assets (a)	Turnover (b)
Class I Shares
Year Ended December 31, 2009 (c)	$8.86	0.05	2.91	2.96	(0.06)	(0.06)	$11.76	33.47%	$101,476,994	0.86%	0.53%	0.86%	157.59%
Year Ended December 31, 2008	$14.50	0.04	(5.65)	(5.61)	(0.03)	(0.03)	$8.86	(38.71%)	$85,735,294	0.85%	0.33%	0.85%	209.42%
Year Ended December 31, 2007	$12.15	0.02	2.35	2.37	(0.02)	(0.02)	$14.50	19.54%	$171,965,942	0.86%	0.17%	0.86%	244.42%
Year Ended December 31, 2006	$11.45	0.01	0.70	0.71	(0.01)	(0.01)	$12.15	6.17%	$171,610,375	0.87%	0.04%	0.87%	294.57%
Year Ended December 31, 2005	$10.76	0.01	0.69	0.70	(0.01)	(0.01)	$11.45	6.50%	$199,445,881	0.87%	0.05%	0.87%	275.31%

Class IV Shares
Year Ended December 31, 2009 (c)	$8.86	0.05	2.91	2.96	(0.06)	(0.06)	$11.76	33.62%	$22,452,251	0.86%	0.53%	0.86%	157.59%
Year Ended December 31, 2008	$14.50	0.04	(5.65)	(5.61)	(0.03)	(0.03)	$8.86	(38.72%)	$19,150,354	0.86%	0.31%	0.86%	209.42%
Year Ended December 31, 2007	$12.15	0.03	2.35	2.38	(0.03)	(0.03)	$14.50	19.56%	$35,107,460	0.84%	0.18%	0.85%	244.42%
Year Ended December 31, 2006	$11.45	0.01	0.70	0.71	(0.01)	(0.01)	$12.15	6.17%	$33,938,770	0.87%	0.05%	0.87%	294.57%
Year Ended December 31, 2005	$10.76	0.01	0.69	0.70	(0.01)	(0.01)	$11.45	6.50%	$36,208,702	0.87%	0.05%	0.87%	275.31%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Growth Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. All investments in securities are recorded at their estimated fair value as described below in the accompanying notes. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market

16 Annual Report 2009

value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$121,969,818	$—	$—	$121,969,818

Mutual Fund	1,770,608	—	—	1,770,608

Repurchase Agreement	—	2,191,771	—	2,191,771

Total	$123,740,426	$2,191,771	$—	$125,932,197

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

2009 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2009

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(d)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that (1) the borrower deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter the borrower mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2009, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral

$2,141,555	$2,191,771

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

18 Annual Report 2009

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(f)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of NFA the subadviser for the Fund. The

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

Up to $250 million	0.60%

$250 million up to $1 billion	0.575%

$1 billion up to $2 billion	0.55%

$2 billion up to $5 billion	0.525%

$5 billion and more	0.50%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadviser $387,383 for the year ended December 31, 2009.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2009, NFS received $166,038 in Administrative Services fees from the Fund.

20 Annual Report 2009

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $2,791.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $171,692,368 and sales of $185,220,839 (excluding short-term securities).

6. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

7. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of Capital	Total Distributions
Ordinary Income	Capital Gains	Distributions	Distributions	Paid

$609,978	$—	$609,978	$—	$609,978

Amounts designated as “—” are zero or have been rounded to zero.

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of Capital	Total Distributions
Ordinary Income	Capital Gains	Distributions	Distributions	Paid

$419,032	$—	$419,032	$—	$419,032

Amounts designated as “—” are zero or have been rounded to zero.

Total distributions paid may differ from Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized	Total
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Accumulated
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	Earnings (Deficit)

$69,574	$—	$69,574	$—	$(116,736,189)	$13,965,711	$(102,700,904)

Amounts designated as “—” are zero or have been rounded to zero.

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to wash sales.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$111,966,486	$14,523,938	$(558,227)	$13,965,711

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contributions:

Amount	Expires

$74,992,666	2010

$18,725,777	2016

$19,853,051	2017

As of December 31, 2009, for Federal income tax purposes, the Fund has capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merged fund.

Acquired Fund	Amount	Expires

Market Street All Pro Large Cap Growth	$1,072,334	2010

Market Street All Pro Large Cap Growth	$1,998,761	2011

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2009, the Fund deferred to January 1, 2010 post-October capital losses in the amount of $93,600.

8. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

22 Annual Report 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

2009 Annual Report 23

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

24 Annual Report 2009

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

2009 Annual Report 25

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

26 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

2009 Annual Report 27

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

28 Annual Report 2009

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2009 Annual Report 29

NVIT Health Sciences Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

10	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information

27	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-HS (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

High double-digit returns are unusual and cannot be sustained.

Principal Risks

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than that of other mutual funds.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

2 Annual Report 2009

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s (S&P) North American Health Care Sector Indextm (formerly Goldman Sachs Healthcare Index): An unmanaged, market capitalization-weighted index that is generally representative of the stocks in the health-care sector.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Aberdeen Asset Management Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Aberdeen Asset Management Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Health Sciences Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Health Sciences Fund (Class I at NAV) returned 19.16% versus 22.49% for its benchmark, the Standard & Poor’s (S&P) North American Health Care Sector Indextm (formerly Goldman Sachs Healthcare Index). For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Health/Biotechnology Funds (consisting of 35 funds as of December 31, 2009) was 23.69% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Positive contributors to the Fund for the reporting period included Fund positions in the subsectors of health-care equipment and supplies, as well as biotechnology. Top individual stock contributors to Fund performance included health-care equipment and supplies manufacturers Hospira, Inc. and I-Flow Corp., as well as pharmaceutical firm Eli Lilly and Co. Hospira, a manufacturer of injectable drugs, gained market share and improved profit margins in its core businesses. I-Flow’s business began to expand, and the company achieved better earnings results in each quarter during the reporting period.

What areas of investment detracted from Fund performance?

Detractors from Fund performance during the reporting period included Fund positions in health-care providers and services. The most significant detractors from Fund performance among individual holdings were three biopharmaceutical companies: Cephalon, Inc.; ViroPharma Inc.; and Gilead Sciences, Inc. Cephalon’s business was hindered by a slow transition to a new formulation of its core drugs, offsetting positive investor sentiment resulting from several new drivers of growth for the company. ViroPharma’s stock price fell late in 2009 after the company announced that supplies of one of its key products sharply declined. Gilead Sciences’ stock price dipped as investors rotated to more cyclical companies and worried about the future of several of the HIV treatment company’s investigational drugs.

What is your outlook for the near term?

We believe that health-care companies should benefit from the improving clarity in U.S. health-care reform. This increased visibility should make is easier for companies to plan and run their businesses and for investors to value the companies. Therefore, we have positioned the Fund with exposure to a diversified group of firms that are both executing their businesses well and are reasonably valued.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Manager:
Douglas Burtnick, CFA

2009 Annual Report 5

Fund Performance	NVIT Health Sciences Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	5 Yr.	Inception[2]

Class I3	19.16%	2.35%	3.46%

Class II3	18.84%	2.10%	3.22%

Class III[3]	19.11%	2.34%	3.48%

Class VI4	18.96%	2.12%	3.34%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on December 29, 2000.

[3]	These returns, until the creation of the Class II shares (March 28, 2003), are based on the performance of the Class I shares of the Fund until December 28, 2001 and on the performance of Class III shares of the Fund for the remainder of the period. These returns for Class I shares from December 29, 2001 until May 5, 2002 are based on the performance of Class III shares because no Class I shares were outstanding during that period. These returns until the creation of Class III shares (December 29, 2001) are based on the performance of Class I shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what each class would have produced because all classes of shares invest in the same portfolio of securities. For Class II shares, these returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

[4]	These returns, through April 28, 2004, were achieved prior to the creation of Class VI shares and include the performance of the Fund’s Class I shares, from December 29, 2000 to December 28, 2001 and the performance of Class III shares for the remainder of that period. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities. Class VI shares’ annual returns have been restated to reflect the additional fees applicable to Class VI shares and are therefore lower than Class I shares. Additionally, Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Expense Ratios

Expense
Ratio*

Class I	1.09%

Class II	1.34%

Class III	1.09%

Class VI	1.34%

*	Current effective prospectus. Performance fees apply to the Fund, which may increase or decrease expenses. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

6 Annual Report 2009

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class III shares of the NVIT Health Sciences Fund versus the performance of the S&P North American Health Care Sector Index (S&P AHCS Index)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The S&P AHCS Index provide investors with a suite of equity benchmarks that represent U.S. traded securities across seven broadly defined economic sectors: Consumer, Cyclical, Financial Services, Health Care, Natural Resources, Technology, and Utilities.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 7

Shareholder	NVIT Health Sciences Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
NVIT Health Sciences Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class I Shares	Actual		1,000.00	1,169.00	5.96	1.09
	Hypothetical	[b]	1,000.00	1,019.71	5.55	1.09

Class II Shares	Actual		1,000.00	1,167.70	7.32	1.34
	Hypothetical	[b]	1,000.00	1,018.45	6.82	1.34

Class III Shares	Actual		1,000.00	1,170.00	5.96	1.09
	Hypothetical	[b]	1,000.00	1,019.71	5.55	1.09

Class VI Shares	Actual		1,000.00	1,169.10	7.33	1.34
	Hypothetical	[b]	1,000.00	1,018.45	6.82	1.34

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

8 Annual Report 2009

Portfolio Summary	NVIT Health Sciences Fund
December 31, 2009

Asset Allocation

Common Stocks	95.7%
Mutual Fund	2.9%
Other assets in excess of liabilities	1.4%

100.0%

Top Industries†

Pharmaceuticals	34.8%
Health Care Equipment & Supplies	21.0%
Health Care Providers & Services	15.8%
Biotechnology	14.6%
Life Sciences Tools & Services	7.4%
Food & Staples Retailing	3.5%
Money Market Fund	2.9%

100.0%

Top Holdings†

Johnson & Johnson	6.3%
Baxter International, Inc.	5.6%
Abbott Laboratories	5.4%
Gilead Sciences, Inc.	5.3%
Bristol-Myers Squibb Co.	5.2%
Amgen, Inc.	5.0%
Merck & Co., Inc.	4.9%
CVS Caremark Corp.	3.5%
Aetna, Inc.	3.3%
UnitedHealth Group, Inc.	3.1%
Other Holdings	52.4%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 9

Statement of Investments
December 31, 2009

NVIT Health Sciences Fund

Common Stocks 95.7%

	Shares	Market Value

Biotechnology 14.4%
Amgen, Inc.*	36,900	$2,087,433
Biogen Idec, Inc.*	16,800	898,800
Gilead Sciences, Inc.*	50,766	2,197,152
United Therapeutics Corp.*	16,700	879,255

		6,062,640

Food & Staples Retailing 3.4%
CVS Caremark Corp.	44,478	1,432,636

Health Care Equipment & Supplies 20.7%
Baxter International, Inc.	39,760	2,333,117
Covidien PLC	16,400	785,396
DENTSPLY International, Inc.	22,100	777,257
Hologic, Inc.*	23,900	346,550
Hospira, Inc.*	23,600	1,203,600
IDEXX Laboratories, Inc.*	10,520	562,189
Intuitive Surgical, Inc.*	1,400	424,648
Masimo Corp.*	35,920	1,092,686
St. Jude Medical, Inc.*	32,370	1,190,569

		8,716,012

Health Care Providers & Services 15.6%
Aetna, Inc.	44,000	1,394,800
LifePoint Hospitals, Inc.*	37,100	1,206,121
Medco Health Solutions, Inc.*	13,510	863,424
Quest Diagnostics, Inc.	20,590	1,243,224
Sun Healthcare Group, Inc.*	61,700	565,789
UnitedHealth Group, Inc.	42,540	1,296,619

		6,569,977

Life Sciences Tools & Services 7.3%
Covance, Inc.*	17,929	978,386
Thermo Fisher Scientific, Inc.*	24,310	1,159,344
Waters Corp.*	14,690	910,192

		3,047,922

Pharmaceuticals 34.3%
Abbott Laboratories	41,630	2,247,604
Allergan, Inc.	20,120	1,267,761
Bristol-Myers Squibb Co.	84,850	2,142,463
Johnson & Johnson	40,858	2,631,664
Merck & Co., Inc.	55,683	2,034,657
Novartis AG (a)	17,465	953,750
Perrigo Co.	13,540	539,434
Roche Holding AG (a)	5,769	986,573
Teva Pharmaceutical Industries Ltd. — IL ADR	18,230	1,024,161
ViroPharma, Inc.*	72,210	605,842

		14,433,909

Total Common Stocks (cost $37,356,368)		40,263,096

Mutual Fund 2.9%

Money Market Fund 2.9%
Invesco AIM Liquid Assets Portfolio, 0.18% (b)	1,221,516	1,221,516

Total Mutual Fund (cost $1,221,516)		1,221,516

Total Investments (cost $38,577,884) (c) — 98.6%		41,484,612

Other assets in excess of liabilities — 1.4%		594,658

NET ASSETS — 100.0%		$42,079,270

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	Represents 7-day effective yield as of December 31, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AG	Stock Corporation

IL	Israel

Ltd.	Limited

PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2009

Statement of Assets and Liabilities
December 31, 2009

NVIT
Health Sciences Fund

Assets:
Investments, at value (cost $38,577,884)	$41,484,612
Interest and dividends receivable	59,365
Receivable for capital shares issued	592,560
Reclaims receivable	7,850
Prepaid expenses and other assets	186

Total Assets	42,144,573

Liabilities:
Payable for capital shares redeemed	11,202
Accrued expenses and other payables:
Investment advisory fees	27,636
Fund administration fees	1,477
Distribution fees	3,176
Administrative services fees	5,748
Accounting and transfer agent fees	672
Trustee fees	305
Custodian fees	203
Compliance program costs (Note 3)	222
Professional fees	1,647
Printing fees	12,294
Other	721

Total Liabilities	65,303

Net Assets	$42,079,270

Represented by:
Capital	$52,805,888
Accumulated undistributed net investment income	8,911
Accumulated net realized losses from investment	(13,643,163)
Net unrealized appreciation/(depreciation) from investments	2,906,728
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	906

Net Assets	$42,079,270

Net Assets:
Class I Shares	$4,419,368
Class II Shares	1,265,240
Class III Shares	22,279,235
Class VI Shares	14,115,427

Total	$42,079,270

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	460,234
Class II Shares	133,607
Class III Shares	2,315,383
Class VI Shares	1,478,771

Total	4,387,995

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.60
Class II Shares	$9.47
Class III Shares	$9.62
Class VI Shares	$9.55

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statement of Operations
For the Year Ended December 31, 2009

NVIT
Health Sciences Fund

INVESTMENT INCOME:
Interest income	$635
Dividend income	576,813
Foreign tax withholding	(5,208)

Total Income	572,240

EXPENSES:
Investment advisory fees	332,168
Fund administration fees	17,782
Distribution fees Class II Shares	3,119
Distribution fees Class VI Shares	31,581
Administrative services fees Class I Shares	6,116
Administrative services fees Class II Shares	1,871
Administrative services fees Class III Shares	32,121
Administrative services fees Class VI Shares	18,934
Professional fees	6,192
Printing fees	28,965
Trustee fees	1,347
Custodian fees	1,110
Accounting and transfer agent fees	3,374
Compliance program costs (Note 3)	132
Other	2,391

Total expenses before earnings credit	487,203

Earnings credit (Note 5)	(54)

Net Expenses	487,149

NET INVESTMENT INCOME	85,091

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(6,153,967)
Net realized losses from foreign currency transactions (Note 2)	(14,489)

Net realized losses from investments and foreign currency translations	(6,168,456)

Net change in unrealized appreciation/(depreciation) from investments	11,559,700
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	13,711

Net change in unrealized appreciation/(depreciation) from investments and translations of assets and liabilities denominated in foreign currencies	11,573,411

Net realized/unrealized gains from investments, foreign currency transactions and foreign currency translations	5,404,955

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,490,046

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statements of Changes in Net Assets

	NVIT Health Sciences Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$85,091	$135,920
Net realized losses from investments and foreign currency translations	(6,168,456)	(7,093,256)
Net change in unrealized appreciation/(depreciation) from investments and translations of assets and liabilities denominated in foreign currencies	11,573,411	(13,183,338)

Change in net assets resulting from operations	5,490,046	(20,140,674)

Distributions to Shareholders From:
Net investment income:
Class I	(11,859)	(12,675)
Class II	(1,760)	(1,740)
Class III	(63,355)	(82,597)
Class VI	(19,205)	(4,987)
Net realized gains:
Class I	–	(558,182)
Class II	–	(132,482)
Class III	–	(2,967,351)
Class VI	–	(1,634,518)

Change in net assets from shareholder distributions	(96,179)	(5,394,532)

Change in net assets from capital transactions	(11,047,707)	15,692,655

Change in net assets	(5,653,840)	(9,842,551)

Net Assets:
Beginning of year	47,733,110	57,575,661

End of year	$42,079,270	$47,733,110

Accumulated undistributed net investment income at end of year	$8,911	$34,488

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,535,072	$4,743,108
Dividends reinvested	11,859	570,857
Cost of shares redeemed	(2,054,401)	(5,426,700)

Total Class I	(507,470)	(112,735)

Class II Shares
Proceeds from shares issued	8,552	–
Dividends reinvested	1,760	134,222
Cost of shares redeemed	(294,596)	(329,576)

Total Class II	(284,284)	(195,354)

Class III Shares
Proceeds from shares issued	6,275,222	24,933,120
Dividends reinvested	63,355	3,049,948
Cost of shares redeemed (a)	(13,757,476)	(19,756,070)

Total Class III	(7,418,899)	8,226,998

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Includes redemption fees — see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Statements of Changes in Net Assets (Continued)

	NVIT Health Sciences Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

CAPITAL TRANSACTIONS: (continued)
Class VI Shares
Proceeds from shares issued	$4,968,201	$14,593,986
Dividends reinvested	19,205	1,639,505
Cost of shares redeemed (a)	(7,824,460)	(8,459,745)

Total Class VI	(2,837,054)	7,773,746

Change in net assets from capital transactions:	$(11,047,707)	$15,692,655

SHARE TRANSACTIONS:
Class I Shares
Issued	185,271	450,132
Reinvested	1,445	60,566
Redeemed	(248,452)	(564,260)

Total Class I Shares	(61,736)	(53,562)

Class II Shares
Issued	955	–
Reinvested	234	14,403
Redeemed	(35,668)	(33,466)

Total Class II Shares	(34,479)	(19,063)

Class III Shares
Issued	725,707	2,244,489
Reinvested	7,729	322,978
Redeemed	(1,747,363)	(2,073,920)

Total Class III Shares	(1,013,927)	493,547

Class VI Shares
Issued	571,625	1,332,695
Reinvested	2,474	174,749
Redeemed	(987,999)	(909,981)

Total Class VI Shares	(413,900)	597,463

Total change in shares	(1,524,042)	1,018,385

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Includes redemption fees — see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Health Sciences Fund

		Operations				Distributions					Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset	Net	Unrealized									Ratio of	Investment	(Prior to
	Value,	Investment	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return	Period	Net Assets	Net Assets	Net Assets (a)	Turnover (b)

Class I Shares
Year Ended December 31, 2009 (c)	$8.08	0.02	1.52	1.54	(0.02)	–	(0.02)	–	$9.60	19.16%	$4,419,368	1.14%	0.28%	1.14%	51.38%
Year Ended December 31, 2008	$11.77	0.04	(2.90)	(2.86)	(0.03)	(0.81)	(0.84)	0.01	$8.08	(25.21%)	$4,218,146	1.18%	0.34%	1.18%	106.25%
Year Ended December 31, 2007	$10.62	0.01	1.37	1.38	(0.01)	(0.22)	(0.23)	–	$11.77	13.16%	$6,773,899	1.20%	0.11%	1.20%	116.00%
Year Ended December 31, 2006	$10.34	0.03	0.25	0.28	–	–	–	–	$10.62	2.71%	$6,626,420	1.19%	0.24%	1.19%	243.33%
Year Ended December 31, 2005	$10.69	(0.03)	0.92	0.89	–	(1.24)	(1.24)	–	$10.34	8.44%	$7,747,098	1.26%	(0.22%)	1.26%	366.90%

Class II Shares
Year Ended December 31, 2009 (c)	$7.98	–	1.50	1.50	(0.01)	–	(0.01)	–	$9.47	18.84%	$1,265,240	1.40%	0.03%	1.40%	51.38%
Year Ended December 31, 2008	$11.64	0.01	(2.86)	(2.85)	(0.01)	(0.81)	(0.82)	0.01	$7.98	(25.40%)	$1,340,861	1.43%	0.10%	1.43%	106.25%
Year Ended December 31, 2007	$10.52	(0.02)	1.36	1.34	–	(0.22)	(0.22)	–	$11.64	12.92%	$2,177,765	1.46%	(0.16%)	1.46%	116.00%
Year Ended December 31, 2006	$10.27	(0.01)	0.26	0.25	–	–	–	–	$10.52	2.43%	$2,296,144	1.44%	(0.05%)	1.44%	243.33%
Year Ended December 31, 2005	$10.65	(0.05)	0.91	0.86	–	(1.24)	(1.24)	–	$10.27	8.19%	$2,566,902	1.51%	(0.47%)	1.51%	366.90%

Class III Shares
Year Ended December 31, 2009 (c)	$8.10	0.03	1.51	1.54	(0.02)	–	(0.02)	–	$9.62	19.11%	$22,279,235	1.15%	0.31%	1.15%	51.38%
Year Ended December 31, 2008	$11.80	0.04	(2.91)	(2.87)	(0.03)	(0.81)	0.84	0.01	$8.10	(25.23%)	$26,958,621	1.19%	0.33%	1.19%	106.25%
Year Ended December 31, 2007	$10.64	0.01	1.38	1.39	(0.01)	(0.22)	(0.23)	–	$11.80	13.23%	$33,448,195	1.20%	0.11%	1.20%	116.00%
Year Ended December 31, 2006	$10.36	0.02	0.26	0.28	–	–	–	–	$10.64	2.70%	$37,920,901	1.19%	0.19%	1.19%	243.33%
Year Ended December 31, 2005	$10.71	(0.02)	0.91	0.89	–	(1.24)	(1.24)	–	$10.36	8.42%	$45,169,063	1.25%	(0.24%)	1.25%	366.90%

Class VI Shares
Year Ended December 31, 2009 (c)	$8.04	–	1.52	1.52	(0.01)	–	(0.01)	–	$9.55	18.96%	$14,115,427	1.40%	0.06%	1.40%	51.38%
Year Ended December 31, 2008	$11.72	–	(2.88)	(2.88)	–	(0.81)	(0.81)	0.01	$8.04	(25.44%)	$15,215,482	1.46%	0.07%	1.46%	106.25%
Year Ended December 31, 2007	$10.59	(0.01)	1.37	1.36	(0.01)	(0.22)	(0.23)	–	$11.72	12.98%	$15,175,802	1.44%	(0.14%)	1.44%	116.00%
Year Ended December 31, 2006	$10.34	–	0.25	0.25	–	–	–	–	$10.59	2.42%	$12,182,791	1.43%	(0.04%)	1.43%	243.33%
Year Ended December 31, 2005	$10.71	(0.03)	0.90	0.87	–	(1.24)	(1.24)	–	$10.34	8.23%	$10,292,011	1.42%	(0.43%)	1.42%	366.90%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	There were no fee reductions during the period.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Health Sciences Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sales price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Investments held by the Money Market Funds are valued at amortized cost, which approximates market value. Under the amortized cost method, premium discounts, if any, is amortized or accreted, respectively to maturity of the security.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign

16 Annual Report 2009

security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$38,322,773	$1,940,323	$—	$40,263,096

Mutual Fund	1,221,516	—	—	1,221,516

Total Assets	$39,544,289	$1,940,323	$—	$41,484,612

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund translates foreign currency transactions into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are

2009 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2009

translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. The fluctuations are included in the net realized and unrealized gain or loss shown on the Statement of Operations.

(c)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty. As of December 31, 2009, the Fund held no repurchase agreements.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(f)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the

18 Annual Report 2009

technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series with the Trust. Income, Fund expenses and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. Aberdeen Asset Management, Inc. (the “subadviser”) is the subadviser for the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Fee Rate (Effective May 1, 2009)

Up to $500 million	0.80%

$500 million up to $2 billion	0.75%

$2 billion or more	0.70%

Aggregate management fees paid by the Fund for the twelve months ended December 31, 2009, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, if any, were 0.84%.

Until April 30, 2009, the Fund paid a performance-based management fee to NFA. This performance-based fee varied depending on the Fund’s performance relative to its benchmark. This fee was intended to reward or penalize NFA (and the subadviser) for outperforming or underperforming, respectively, the Fund’s benchmark. The Fund’s benchmark for determining these performance-based fees was the S&P North American Health Care Sector Index. The performance-based management fee was comprised of two components: a base fee and a performance adjustment.

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

The base fee was an annual fee that was calculated and accrued daily based on the following fee schedule:

Base Fee
Through
Fee Schedule	April 30, 2009

Up to $500 million	0.90%

$500 million up to $2 billion	0.85%

$2 billion or more	0.80%

The base fee rate was applied to the Fund’s average net assets over that quarter.

Second, a performance adjustment percentage was applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount was then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly subperiod and that total fee was paid at the end of that most recently completed quarter.

The performance fee applied to all of the Fund’s share classes equally, and was calculated based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to the Fund’s base fee (as such base fee was adjusted by any applicable base fee breakpoints). NFA paid/(charged) the entire performance component of the fee to the subadviser.

Out or Underperformance	Change in Fees

+/- 1 percentage point	+/- 0.02%

+/- 2 percentage points	+/- 0.04%

+/- 3 percentage points	+/- 0.06%

+/- 4 percentage points	+/- 0.08%

+/- 5 percentage points	+/- 0.10%

These performance-based advisory fees were paid quarterly. Under this performance-based fee arrangement, NFA (and the subadviser) could receive a performance fee increase even if the Fund experienced negative performance, so long as the Fund’s performance exceeded that of its benchmark by more than the relevant percentage shown above.

At a meeting of the Board of Trustees held in-person on January 16, 2009, the Board of Trustees voted unanimously to eliminate the performance-based management fee and to implement an asset-based management fee equal to the lowest possible management fee at each breakpoint under the previous performance-based fee structure, to take effect May 1, 2009. In eliminating the performance-based fee structure, NFA (and the subadviser, as applicable) were subject to a six-month transition period. If during this transition period the Fund’s assets had declined and the Fund underperformed its benchmark, the new management fee could have been higher than the amount NFA would have been entitled to collect under the previous performance-based fee structure. If this had occurred during the transition period NFA would have reimbursed the Fund by the amount of the difference between the new management fee and the amount it would have been entitled to collect under the previous fee structure. Under no circumstances, during this transition period, was the management fee under the new fee structure to exceed what NFA would have received under the old structure assuming maximum penalty for underperformance. The six-month transition period expired October 31, 2009.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadviser $185,667 for the year ended December 31, 2009.

20 Annual Report 2009

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding 1.05% for all share classes of the Fund until at least May 1, 2010.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, Class III and Class VI of the Fund.

For the year ended December 31, 2009, NFS received $59,042 in Administrative Services fees from the Fund.

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $132.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of Class II shares of the Fund. These fees are based on average daily net assets of Class II and Class VI of the Fund at an annual rate not to exceed 0.25%. NFD is a wholly owned subsidiary of NSDI.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III and Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III and Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III and Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III and Class VI shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $14,354 from Class III and $19,940 from Class VI.

For the year ended December 31, 2008, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $29,108 from Class III and $17,394 from Class VI.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

22 Annual Report 2009

6. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $20,056,408 and sales of 33,048,408 (excluding short-term securities).

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

9. Other

On December 2, 2009, the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) approved a Plan of Reorganization between the NVIT Health Sciences Fund and the NVIT Multi-Manager Large Cap Growth Fund, each a series of the Trust, whereby, pending shareholder approval by the NVIT Health Sciences Fund, the NVIT Health Sciences Fund would be merged into the NVIT Multi-Manager Large Cap Growth Fund.

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$96,179	$—	$96,179	$—	$96,179

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$4,159,146	$1,235,386	$5,394,532	$—	$5,394,532

Amounts designated as “—” are zero or have been rounded to zero.

2009 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2009

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized	Total
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Accumulated
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	Earnings (Deficit)

$8,911	$—	$8,911	$—	$(12,664,259)	$1,928,730	$(10,726,618)

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$39,556,788	$3,160,954	$(1,233,130)	$1,927,824

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contributions:

Amount	Expires

$4,630,626	2016

$7,999,334	2017

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2009, the Fund deferred to January 1, 2010 post-October capital losses in the amount of $34,299.

11. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

24 Annual Report 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Health Sciences Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

2009 Annual Report 25

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100%.

26 Annual Report 2009

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

2009 Annual Report 27

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

28 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

2009 Annual Report 29

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

30 Annual Report 2009

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2009 Annual Report 31

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NVIT International Index Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

29	Statement of Assets and Liabilities

31	Statement of Operations

32	Statements of Changes in Net Assets

34	Financial Highlights

35	Notes to Financial Statements

47	Report of Independent Registered Public Accounting Firm

48	Supplemental Information

49	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-INTX (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

The Fund may purchase securities in derivatives, which can be very volatile and carry high transaction costs.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the

2 Annual Report 2009

stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of BlackRock Investment Management, LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of BlackRock Investment Management, LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT International Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT International Index Fund (Class Y at NAV) returned 29.07% versus 31.78% for its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of International Core Funds (consisting of 146 funds as of December 31, 2009) was 31.95% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

International equity markets experienced a dramatic recovery during 2009, with the MSCI EAFE Index gaining 31.78% for the year. The declines that plagued 2008 continued in the early months of the year as investor confidence remained depressed on fears of a deep recession. However, as the risk of further collapse in global markets loomed, governments implemented fiscal stimulus packages on an unprecedented worldwide scale, which succeeded in somewhat stabilizing the global economy. As signs of a slowdown in economic contraction emerged, investors returned to risk assets and had the opportunity to purchase companies at generationally low valuations. There was distinct sector leadership during most of the rebound as cyclical sectors outperformed. However, in the fourth quarter, returns broadened as investors locked in profits and focused more on stock-specific factors.

The top three country returns, in U.S. dollar terms, belonged to Norway (+87.1%), Australia (+76.4%) and Singapore (+74.0%). From a sector perspective, Materials (+69.3%), Financials (+38.1%) and Consumer Discretionary (+37.5%) emerged as the best performers.

What areas detracted from Fund performance?

While the more defensive sectors, namely utilities (+4.2%), telecommunication services (+15.7%) and healthcare (+17.5%), posted positive returns for the 12 months, results significantly lagged those of the index’s top-performing segments. Similarly, from a country perspective, Japan (+6.25%), Finland (+11.14%) and Ireland (+12.28%) posted comparatively smaller gains for the period.

What is your outlook for the near term?

Our overall economic and market view for 2010 is positioned somewhere between the most bullish observers – who seem to be calling for a strong rebound – and the most bearish – who appear to be predicting that the nascent pickup in growth will fizzle and that the United States is headed for the type of stagnation that plagued Japan in the 1990s.

From an equity markets perspective, we believe that stocks were undervalued during the heart of the credit crisis and now are more fairly priced. Certain sectors of the market, such as healthcare still appear to be undervalued as a whole. The same seems true when looking at individual securities – in every industry, we are finding companies that we believe are both overvalued and undervalued.

One of the key trends that drove market performance during the run-up in 2009 was the influx of cash investments, and we think this trend still has some life in it, since cash investments are still essentially producing a 0% return. This influx of cash, combined with reasonable valuations and the outlook for improving corporate earnings, should provide important support for the equity markets for the immediate future.

Subadviser:
BlackRock Investment Management, LLC

Portfolio Manager:
Debra L. Jelilian

2009 Annual Report  5

Fund Performance	NVIT International Index Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	Inception[2]

Class II	28.58%	-3.51%

Class VI	28.62%	-3.51%

Class VIII	28.61%	-3.56%

Class Y	29.07%	-3.12%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on May 1, 2006.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class II	0.80%	0.79%

Class VI	0.86%	0.85%

Class VIII	0.93%	0.92%

Class Y	0.38%	0.37%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT International Index Fund versus performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The MSCI EAFE Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	NVIT International Index Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
NVIT International Index Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class II Shares	Actual		1,000.00	1,212.00	4.29	0.77
	Hypothetical	[b]	1,000.00	1,021.32	3.92	0.77

Class VI Shares	Actual		1,000.00	1,212.80	4.29	0.79
	Hypothetical	[b]	1,000.00	1,021.32	3.92	0.79

Class VIII Shares	Actual		1,000.00	1,212.50	4.52	0.82
	Hypothetical	[b]	1,000.00	1,021.12	4.13	0.82

Class Y Shares	Actual		1,000.00	1,214.50	2.07	0.37
	Hypothetical	[b]	1,000.00	1,023.34	1.89	0.37

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	NVIT International Index Fund
December 31, 2009

Asset Allocation

Common Stocks	95.4%
Repurchase Agreement	1.6%
Mutual Fund	1.1%
Preferred Stocks	0.3%
Rights	0.0%
Warrants	0.0%
Other assets in excess of liabilities	1.6%

100.0%

Top Industries†

Commercial Banks	13.8%
Oil, Gas & Consumable Fuels	7.5%
Pharmaceuticals	6.9%
Metals & Mining	5.9%
Insurance	4.3%
Diversified Telecommunication Services	3.9%
Food Products	3.6%
Automobiles	3.3%
Electric Utilities	3.2%
Chemicals	3.0%
Other Industries*	44.6%

100.0%

Top Holdings†

HSBC Holdings PLC	1.9%
BP PLC	1.7%
Nestle SA	1.7%
Total SA	1.3%
Banco Santander SA	1.3%
BHP Billiton Ltd.	1.2%
Toyota Motor Corp.	1.2%
Roche Holding AG	1.2%
Vodafone Group PLC	1.2%
Novartis AG	1.1%
Other Holdings*	86.2%

100.0%

Top Countries†

United Kingdom	20.3%
Japan	20.2%
France	10.1%
Switzerland	8.1%
Australia	7.9%
Germany	7.8%
Spain	4.5%
Italy	3.3%
Netherlands	2.8%
Sweden	2.4%
Other Countries*	12.6%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

NVIT International Index Fund

Common Stocks 95.4%

	Shares	Market Value

AUSTRALIA 7.9%
Air Freight & Logistics 0.1%
Toll Holdings Ltd. (a)	61,306	$478,738

Airlines 0.0%
Qantas Airways Ltd. (a)	130,266	347,563

Beverages 0.2%
Coca-Cola Amatil Ltd. (a)	60,201	620,705
Foster’s Group Ltd. (a)	199,517	981,469

		1,602,174

Biotechnology 0.2%
CSL Ltd. (a)	57,985	1,686,175

Capital Markets 0.1%
Macquarie Group Ltd. (a)	33,244	1,424,382

Chemicals 0.2%
Incitec Pivot Ltd. (a)	166,961	528,119
Nufarm Ltd. (a)	12,471	121,057
Orica Ltd. (a)	37,454	870,806

		1,519,982

Commercial Banks 2.3%
Australia & New Zealand Banking Group Ltd. (a)	239,400	4,878,607
Bendigo and Adelaide Bank Ltd. (a)	27,657	242,772
Commonwealth Bank of Australia (a)	148,367	7,243,569
National Australia Bank Ltd. (a)	205,620	5,017,975
Westpac Banking Corp. (a)	287,636	6,497,348

		23,880,271

Commercial Services & Supplies 0.1%
Brambles Ltd. (a)	145,077	879,881

Construction & Engineering 0.1%
Leighton Holdings Ltd. (a)	16,105	545,934

Construction Materials 0.0%
Boral Ltd. (a)	49,492	262,696

Containers & Packaging 0.1%
Amcor Ltd. (a)	129,408	720,461

Diversified Financial Services 0.1%
ASX Ltd. (a)	15,969	497,862

Diversified Telecommunication Services 0.1%
Telstra Corp. (a)	403,021	1,239,040

Electric Utilities 0.0%
SP AusNet (a)	55,735	45,740

Energy Equipment & Services 0.0%
WorleyParsons Ltd. (a)	16,928	439,546

Food & Staples Retailing 0.6%
Metcash Ltd. (a)	60,463	242,442
Wesfarmers Ltd. (a)	109,005	3,046,795
Woolworths Ltd. (a)	117,609	2,949,735

		6,238,972

Food Products 0.0%
Goodman Fielder Ltd. (a)	88,120	128,321

Health Care Equipment & Supplies 0.0%
Cochlear Ltd. (a)(b)	5,295	326,987

Health Care Providers & Services 0.0%
Sonic Healthcare Ltd. (a)	32,065	441,617

Hotels, Restaurants & Leisure 0.1%
Aristocrat Leisure Ltd. (a)	24,428	87,511
Crown Ltd. (a)	44,410	317,768
TABCORP Holdings Ltd. (a)	551,047	341,531
Tatts Group Ltd. (a)	87,881	191,720

		938,530

Industrial Conglomerates 0.0%
CSR Ltd. (a)	110,893	178,561

Information Technology Services 0.0%
Computershare Ltd. (a)	44,178	452,011

Insurance 0.6%
AMP Ltd. (a)	205,361	1,240,452
AXA Asia Pacific Holdings Ltd. (a)	106,884	624,945
Insurance Australia Group Ltd. (a)	218,360	784,281
QBE Insurance Group Ltd. (a)	95,179	2,172,020
Suncorp-Metway Ltd. (a)	128,897	997,915

		5,819,613

Media 0.0%
Fairfax Media Ltd. (a)(b)	175,704	273,099

Metals & Mining 1.8%
Alumina Ltd.* (a)	210,402	343,968
BHP Billiton Ltd. (a)	326,734	12,503,054
BlueScope Steel Ltd. (a)	187,246	515,934
Fortescue Metals Group Ltd.* (a)(b)	118,594	469,095
Newcrest Mining Ltd. (a)	45,058	1,427,202
OneSteel Ltd. (a)	110,153	330,854
OZ Minerals Ltd.* (a)	297,550	317,153
Rio Tinto Ltd. (a)	41,508	2,770,862
Sims Metal Management Ltd. (a)	13,297	260,536

		18,938,658

Multiline Retail 0.0%
Harvey Norman Holdings Ltd. (a)	49,611	187,031

Multi-Utilities 0.1%
AGL Energy Ltd. (a)	48,335	607,535

Oil, Gas & Consumable Fuels 0.5%
Arrow Energy Ltd.* (a)	43,954	163,467
Caltex Australia Ltd.* (a)	6,779	56,391

2009 Annual Report 9

Statement of Investments (Continued)
December 31, 2009

NVIT International Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

AUSTRALIA (continued)
Oil, Gas & Consumable Fuels (continued)

Energy Resources of Australia Ltd. (a)	7,164	$152,884
Origin Energy Ltd. (a)	81,160	1,221,077
Paladin Energy Ltd.* (a)	50,236	187,526
Santos Ltd. (a)	85,233	1,073,476
Woodside Petroleum Ltd. (a)	48,015	2,024,898

		4,879,719

Real Estate Investment Trusts (REITs) 0.5%
CFS Retail Property Trust (a)	136,795	232,930
Dexus Property Group (a)	396,412	300,748
Goodman Group (a)	488,757	276,512
GPT Group (a)	848,508	455,957
Mirvac Group (a)	231,769	323,376
Stockland (a)	244,547	861,593
Westfield Group (a)	200,223	2,240,878

		4,691,994

Real Estate Management & Development 0.0%
Lend Lease Group* (a)	37,283	344,158

Road & Rail 0.0%
Asciano Group (a)	261,200	422,862

Textiles, Apparel & Luxury Goods 0.0%
Billabong International Ltd. (a)(b)	13,879	135,795

Transportation Infrastructure 0.1%
Macquarie Infrastructure Group (a)	181,737	216,456
MAp Group (a)	53,728	145,423
Transurban Group (a)	122,009	603,833

		965,712

		81,541,620

AUSTRIA 0.3%
Commercial Banks 0.1%
Erste Group Bank AG (a)	17,816	662,024
Raiffeisen International Bank Holding AG (a)(b)	4,490	250,839

		912,863

Diversified Telecommunication Services 0.0%
Telekom Austria AG (a)	31,264	446,285

Electric Utilities 0.0%
Verbund — Oesterreichische Elektrizitaetswirtschafts AG, Class A (a)	6,371	270,144

Insurance 0.0%
Vienna Insurance Group (a)	3,187	163,586

Metals & Mining 0.1%
Voestalpine AG (a)	12,604	460,469

Oil, Gas & Consumable Fuels 0.1%
OMV AG (a)	15,702	688,944

Real Estate Management & Development 0.0%
Immoeast AG* (b)	51,561	283,082

		3,225,373

BELGIUM 0.9%
Beverages 0.3%
Anheuser-Busch InBev NV* (a)	90,903	3,645,333

Chemicals 0.1%
Solvay SA (a)	6,186	666,204
Umicore (a)	12,873	429,426

		1,095,630

Commercial Banks 0.1%
Dexia SA* (a)(b)	49,845	313,762
KBC Groep NV* (a)	15,270	656,079

		969,841

Diversified Financial Services 0.1%
Cie Nationale a Portefeuille (a)	3,254	173,154
Groupe Bruxelles Lambert SA (a)	7,507	708,854

		882,008

Diversified Telecommunication Services 0.1%
Belgacom SA (a)	15,554	564,658

Food & Staples Retailing 0.1%
Colruyt SA (a)	1,605	387,212
Delhaize Group SA (a)	10,994	841,034

		1,228,246

Insurance 0.1%
Fortis* (a)	213,815	791,471

Pharmaceuticals 0.0%
UCB SA (a)	11,650	486,267

Wireless Telecommunication Services 0.0%
Mobistar SA (a)	3,044	208,683

		9,872,137

BERMUDA 0.1%
Energy Equipment & Services 0.1%
Seadrill Ltd. (a)(b)	29,307	745,655

CHILE 0.1%
Metals & Mining
Antofagasta PLC (a)	42,428	674,927

CHINA 0.0%
Electronic Equipment, Instruments & Components 0.0%
Foxconn International Holdings Ltd.* (a)	255,926	294,623

CYPRUS 0.0%
Commercial Banks 0.0%
Bank of Cyprus Public Co. Ltd. (a)	63,566	445,064

10 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

DENMARK 0.9%
Beverages 0.1%
Carlsberg AS, Class B (a)	10,500	$772,954

Chemicals 0.1%
Novozymes AS, Class B (a)	5,200	540,996

Commercial Banks 0.1%
Danske Bank AS* (a)	44,200	992,264

Electrical Equipment 0.1%
Vestas Wind Systems AS (a)	19,950	1,214,612

Health Care Equipment & Supplies 0.0%
Coloplast AS, Class B (a)	2,900	262,254
William Demant Holding* (a)	1,975	148,443

		410,697

Insurance 0.0%
Topdanmark AS* (a)	1,400	188,543
TrygVesta AS (a)	3,516	231,123

		419,666

Marine 0.1%
A P Moller — Maersk AS, Class A (a)	47	317,482
A P Moller — Maersk AS, Class B (a)	125	878,237

		1,195,719

Pharmaceuticals 0.3%
H. Lundbeck AS (a)	8,000	144,537
Novo Nordisk AS, Class B (a)	43,104	2,751,833

		2,896,370

Road & Rail 0.1%
DSV AS* (a)	24,466	443,394

		8,886,672

FINLAND 1.1%
Auto Components 0.0%
Nokian Renkaat OYJ (a)	10,000	242,490

Communications Equipment 0.5%
Nokia OYJ (a)	362,963	4,693,111

Diversified Financial Services 0.0%
Pohjola Bank PLC (a)	17,665	190,521

Diversified Telecommunication Services 0.0%
Elisa OYJ (a)	13,950	318,401

Electric Utilities 0.1%
Fortum OYJ (a)	42,600	1,155,716

Food & Staples Retailing 0.0%
Kesko OYJ, Class B (a)	6,200	204,741

Insurance 0.1%
Sampo OYJ, Class A (a)	39,900	971,964

Machinery 0.2%
Kone OYJ, Class B (a)	14,740	631,667
Metso OYJ (a)	14,700	517,079
Wartsila OYJ (a)	7,900	316,650

		1,465,396

Media 0.0%
Sanoma OYJ (a)	6,780	152,967

Metals & Mining 0.1%
Outokumpu OYJ (a)	11,600	219,590
Rautaruukki OYJ (a)(b)	7,950	183,896

		403,486

Oil, Gas & Consumable Fuels 0.0%
Neste Oil OYJ (a)	12,050	214,129

Paper & Forest Products 0.1%
Stora Enso OYJ, Class R* (a)	66,100	463,613
Upm-Kymmene OYJ (a)	57,600	684,796

		1,148,409

Pharmaceuticals 0.0%
Orion OYJ, Class B (a)	7,622	164,380

		11,325,711

FRANCE 9.9%
Aerospace & Defense 0.1%
Safran SA (a)	15,527	303,387
Thales SA (a)	10,290	528,858

		832,245

Airlines 0.0%
Air France-KLM (a)	12,986	203,793

Auto Components 0.1%
Compagnie Generale des Etablissements Michelin, Class B (a)	15,653	1,198,846

Automobiles 0.2%
PSA Peugeot Citroen* (a)	16,982	570,893
Renault SA* (a)	19,731	1,012,197

		1,583,090

Beverages 0.2%
Pernod-Ricard SA (a)	20,738	1,773,301

Building Products 0.2%
Cie de Saint-Gobain (a)	37,777	2,049,264

Chemicals 0.3%
Air Liquide SA (a)	23,735	2,822,755

Commercial Banks 1.3%
BNP Paribas (a)	89,795	7,122,366
Credit Agricole SA (a)(b)	85,160	1,494,547
Natixis* (a)	97,088	484,794
Societe Generale (a)	58,856	4,089,316

		13,191,023

2009 Annual Report 11

Statement of Investments (Continued)
December 31, 2009

NVIT International Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

FRANCE (continued)

Commercial Services & Supplies 0.0%
Societe BIC SA (a)	1,806	$124,768

Communications Equipment 0.1%
Alcatel-Lucent (a)	249,023	838,516

Construction & Engineering 0.4%
Bouygues SA (a)	23,815	1,233,576
Eiffage SA (a)(b)	3,422	192,873
Vinci SA (a)	42,646	2,399,738

		3,826,187

Construction Materials 0.2%
Imerys SA (a)	2,239	134,039
Lafarge SA (a)	20,969	1,726,886

		1,860,925

Diversified Financial Services 0.0%
Eurazeo (a)	2,335	161,966

Diversified Telecommunication Services 0.4%
France Telecom SA (a)	174,472	4,359,756
Iliad SA (a)	1,588	189,773

		4,549,529

Electric Utilities 0.1%
EDF SA (a)	23,002	1,367,086

Electrical Equipment 0.4%
Alstom SA (a)	20,185	1,411,656
Legrand SA (a)	8,174	227,496
Schneider Electric SA (a)	22,437	2,608,811

		4,247,963

Energy Equipment & Services 0.1%
Cie Generale de Geophysique-Veritas* (a)(b)	12,163	258,545
Technip SA (a)	10,230	719,748

		978,293

Food & Staples Retailing 0.3%
Carrefour SA (a)	60,871	2,919,789
Casino Guichard Perrachon SA (a)	6,284	559,874

		3,479,663

Food Products 0.3%
Dannone SA (a)	51,510	3,157,660

Health Care Equipment & Supplies 0.1%
BioMerieux (a)	1,087	127,003
Cie Generale d’Optique Essilor International SA (a)	21,389	1,279,311

		1,406,314

Hotels, Restaurants & Leisure 0.2%
Accor SA (a)	15,939	872,216
Sodexo (a)	10,631	604,904

		1,477,120

Information Technology Services 0.0%
Atos Origin SA* (a)	3,289	150,681

Insurance 0.4%
AXA SA (a)	159,243	3,738,866
CNP Assurances (a)	4,397	425,786
SCOR SE (a)	16,829	422,779

		4,587,431

IT Services 0.1%
Cap Gemini SA (a)	15,633	713,180

Machinery 0.1%
Vallourec SA (a)	6,065	1,097,272

Media 0.5%
Eutelsat Communications (a)	8,642	277,271
JC Decaux SA (a)(b)	5,567	135,127
Lagardere SCA (a)	11,327	458,580
M6-Metropole Television (a)	4,126	105,602
PagesJaunes Groupe (a)(b)	7,209	80,354
Publicis Groupe (a)	12,140	493,615
Societe Television Francaise 1 (a)	9,922	182,222
Vivendi SA (a)	119,242	3,539,072

		5,271,843

Metals & Mining 0.0%
Eramet (a)(b)	478	149,696

Multiline Retail 0.1%
PPR (a)	8,149	978,167

Multi-Utilities 0.7%
GDF Suez (a)	116,993	5,068,260
Suez Environnement Co. (a)	29,982	691,360
Veolia Environnement (a)	41,853	1,379,607

		7,139,227

Office Electronics 0.0%
Neopost SA (a)(b)	2,401	198,168

Oil, Gas & Consumable Fuels 1.3%
Total SA (a)	202,741	13,022,050

Personal Products 0.2%
L’Oreal SA (a)	22,361	2,497,408

Pharmaceuticals 0.8%
Ipsen SA (a)	1,988	110,233
Sanofi-Aventis SA (a)	99,878	7,854,694

		7,964,927

Professional Services 0.0%
Bureau Veritas SA (a)(b)	3,945	205,644

Real Estate Investment Trusts (REITs) 0.3%
Fonciere Des Regions (a)(b)	2,584	264,223
Gecina SA (a)	1,419	154,294
ICADE (a)	1,631	156,156

12 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

FRANCE (continued)
Real Estate Investment Trusts (continued)

Klepierre (a)	9,034	$366,015
Unibail-Rodamco SE (a)	9,217	2,024,791

		2,965,479

Software 0.0%
Dassault Systemes SA (a)	6,351	361,657

Textiles, Apparel & Luxury Goods 0.4%
Christian Dior SA (a)	6,548	671,038
Hermes International (a)	5,810	773,443
LVMH Moet Hennessy Louis Vuitton SA (a)	23,141	2,594,749

		4,039,230

Transportation Infrastructure 0.0%
Aeroports de Paris (a)	2,460	197,730
Societe Des Autoroutes Paris-Rhin-Rhone* (a)(b)	1,427	109,870

		307,600

		102,779,967

GERMANY 7.3%
Air Freight & Logistics 0.2%
Deutsche Post AG (a)	88,783	1,715,893

Airlines 0.0%
Deutsche Lufthansa AG (a)	27,714	467,971

Automobiles 0.6%
Bayerische Motoren Werke AG (a)	32,010	1,457,169
Daimler AG (a)	85,256	4,541,048
Volkswagen AG (a)(b)	4,323	478,980

		6,477,197

Capital Markets 0.4%
Deutsche Bank AG (a)	55,821	3,947,106

Chemicals 0.8%
BASF SE (a)	86,918	5,379,418
K+S AG (a)	18,300	1,043,711
Linde AG (a)	15,857	1,910,488
Wacker Chemie AG (a)	1,873	325,801

		8,659,418

Commercial Banks 0.1%
Commerzbank AG* (a)(b)	76,782	644,417
Deutsche Postbank AG* (a)(b)	10,160	331,911

		976,328

Construction & Engineering 0.0%
Hochtief AG (a)	4,117	313,991

Construction Materials 0.1%
HeidelbergCement AG (a)	14,849	1,027,282

Diversified Financial Services 0.2%
Deutsche Boerse AG (a)	19,355	1,602,781

Diversified Telecommunication Services 0.4%
Deutsche Telekom AG (a)	266,377	3,907,703

Electric Utilities 0.7%
E.ON AG (a)	179,864	7,549,628

Electrical Equipment 0.0%
Solarworld AG (a)(b)	6,487	142,762

Food & Staples Retailing 0.1%
Metro AG (a)	12,454	760,601

Food Products 0.0%
Suedzucker AG (a)	5,255	109,491

Health Care Equipment & Supplies 0.0%
Fresenius SE (a)	3,828	238,794

Health Care Providers & Services 0.1%
Celesio AG (a)	7,041	178,281
Fresenius Medical Care AG & Co. KGaA (a)	20,510	1,087,994

		1,266,275

Hotels, Restaurants & Leisure 0.0%
TUI AG* (a)(b)	8,977	75,053

Household Products 0.0%
Henkel AG & Co. KGaA (a)	11,782	527,848

Industrial Conglomerates 0.7%
Siemens AG (a)	78,103	7,167,586

Insurance 0.8%
Allianz SE (a)	42,873	5,314,541
Hannover Rueckversicherung AG* (a)	5,891	275,230
Muenchener Rueckversicherungs AG (a)	18,642	2,903,674

		8,493,445

Internet Software & Services 0.0%
United Internet AG* (a)	10,439	137,566

Machinery 0.1%
GEA Group AG (a)	13,924	310,172
MAN SE (a)	11,488	891,379

		1,201,551

Metals & Mining 0.2%
Salzgitter AG (a)	3,744	366,870
ThyssenKrupp AG (a)	35,470	1,333,398

		1,700,268

Multi-Utilities 0.4%
RWE AG (a)	39,467	3,829,973

Personal Products 0.1%
Beiersdorf AG (a)	9,864	650,130

2009 Annual Report 13

Statement of Investments (Continued)
December 31, 2009

NVIT International Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

GERMANY (continued)

Pharmaceuticals 0.7%
Bayer AG (a)	78,364	$6,270,969
Merck KGaA (a)	7,200	675,129

		6,946,098

Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG* (a)	115,137	640,551

Software 0.4%
SAP AG (a)	80,466	3,836,069

Textiles, Apparel & Luxury Goods 0.1%
Adidas AG (a)	20,696	1,121,008
Puma AG Rudolf Dassler Sport (a)	601	200,068

		1,321,076

Transportation Infrastructure 0.0%
Fraport AG Frankfurt Airport Services Worldwide (a)	3,039	156,901

		75,847,336

GREECE 0.4%
Beverages 0.0%
Coca Cola Hellenic Bottling Co. SA (a)	16,139	367,378

Capital Markets 0.0%
Marfin Investment Group SA* (a)	81,169	230,087

Commercial Banks 0.3%
Alpha Bank AE* (a)	49,916	582,482
EFG Eurobank Ergasias SA* (a)	28,831	322,209
National Bank of Greece SA* (a)	60,093	1,543,902
Piraeus Bank SA* (a)	31,038	356,173

		2,804,766

Construction Materials 0.0%
Titan Cement Co. SA (a)	5,215	151,258

Diversified Telecommunication Services 0.0%
Hellenic Telecommunications Organization SA (a)	25,292	371,222

Electric Utilities 0.0%
Public Power Corp. SA* (a)	10,126	187,797

Hotels, Restaurants & Leisure 0.1%
OPAP SA (a)	20,952	460,321

Oil, Gas & Consumable Fuels 0.0%
Hellenic Petroleum SA (a)	7,347	82,256

		4,655,085

GUERNSEY, C.I. 0.0%
Insurance 0.0%
Resolution Ltd.* (a)	197,435	285,223

HONG KONG 2.4%
Airlines 0.0%
Cathay Pacific Airways Ltd.* (a)	163,000	302,705

Commercial Banks 0.3%
Bank of East Asia Ltd. (a)	163,340	641,691
BOC Hong Kong Holdings Ltd. (a)	387,500	870,586
Hang Seng Bank Ltd. (a)	72,500	1,066,619
Wing Hang Bank Ltd. (a)	14,000	130,290

		2,709,186

Distributors 0.1%
Li & Fung Ltd. (a)	224,800	929,421

Diversified Financial Services 0.2%
Hong Kong Exchanges and Clearing Ltd. (a)(b)	102,500	1,823,721

Diversified Telecommunication Services 0.0%
PCCW Ltd. (a)	454,000	109,350

Electric Utilities 0.2%
Cheung Kong Infrastructure Holdings Ltd. (a)	63,000	239,570
CLP Holdings Ltd. (a)	198,000	1,339,978
Hongkong Electric Holdings Ltd. (a)	131,500	716,317

		2,295,865

Gas Utilities 0.1%
Hong Kong & China Gas Co. Ltd. (a)	380,180	953,549

Hotels, Restaurants & Leisure 0.1%
Genting Singapore PLC* (a)(b)	507,296	467,332
Sands China Ltd.*	198,700	242,436
Shangri-La Asia Ltd. (a)	160,000	299,773

		1,009,541

Industrial Conglomerates 0.2%
Hutchison Whampoa Ltd. (a)	215,000	1,471,000
NWS Holdings Ltd. (a)	60,000	110,122

		1,581,122

Marine 0.0%
Orient Overseas International Ltd. (a)	23,000	106,655

Media 0.0%
Television Broadcasts Ltd. (a)	27,000	129,719

Multiline Retail 0.0%
Lifestyle International Holdings Ltd. (a)	31,899	59,301

Oil, Gas & Consumable Fuels 0.0%
Mongolia Energy Co., Ltd.* (a)	371,184	188,870

Real Estate Investment Trusts (REITs) 0.1%
Link REIT (The) (a)	244,500	623,896

14 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

HONG KONG (continued)

Real Estate Management & Development 0.9%
Cheung Kong Holdings Ltd. (a)	141,000	$1,811,875
Chinese Estates Holdings Ltd. (a)	76,000	129,492
Hang Lung Group Ltd. (a)	72,000	356,078
Hang Lung Properties Ltd. (a)	201,000	787,991
Henderson Land Development Co. Ltd. (a)	103,000	769,691
Hopewell Holdings Ltd. (a)	62,511	201,549
Hysan Development Co., Ltd. (a)	48,000	135,844
Kerry Properties Ltd. (a)	82,500	417,287
New World Development Ltd. (a)	284,130	578,887
Sino Land Co., Ltd. (a)	160,000	308,035
Sun Hung Kai Properties Ltd. (a)	147,000	2,185,761
Swire Pacific Ltd., Class A (a)	79,000	955,376
Wharf Holdings Ltd. (a)	132,000	757,549
Wheelock & Co., Ltd. (a)	76,000	231,821

		9,627,236

Road & Rail 0.1%
MTR Corp. (a)(b)	124,000	427,187

Semiconductors & Semiconductor Equipment 0.0%
ASM Pacific Technology Ltd. (a)	15,000	141,820

Specialty Retail 0.1%
Esprit Holdings Ltd. (a)	121,500	806,112

Textiles, Apparel & Luxury Goods 0.0%
Yue Yuen Industrial Holdings Ltd. (a)	66,000	191,086

Trading Companies & Distributors 0.0%
Noble Group Ltd. (a)	169,200	388,103

Transportation Infrastructure 0.0%
Hong Kong Aircraft Engineering Co. Ltd. (a)	3,600	46,572

		24,451,017

IRELAND 0.4%
Airlines 0.0%
Ryanair Holdings PLC* (a)	5,422	25,570

Commercial Banks 0.0%
Anglo Irish Bank Corp., Ltd.* (a)	62,537	—

Construction Materials 0.2%
CRH PLC (a)	67,858	1,845,021

Food Products 0.1%
Kerry Group PLC, Class A (a)	14,274	419,784

Pharmaceuticals 0.0%
Elan Corp. PLC* (a)	50,556	319,060

Professional Services 0.1%
Experian PLC (a)	105,945	1,046,494

		3,655,929

ITALY 3.2%
Aerospace & Defense 0.1%
Finmeccanica SpA (a)	44,868	718,376

Auto Components 0.0%
Pirelli & C SpA (a)	268,426	160,753

Automobiles 0.1%
Fiat SpA (a)	81,021	1,185,658

Capital Markets 0.1%
Mediobanca SpA (a)	53,113	630,965

Commercial Banks 1.0%
Banca Carige SpA (a)(b)	58,035	154,919
Banca Monte dei Paschi di Siena SpA (a)	257,674	450,457
Banca Popolare di Milano (a)	38,536	273,789
Banco Popolare Societa Cooperativa* (a)	70,562	528,593
Intesa Sanpaolo SpA* (a)	789,791	3,465,510
UniCredit SpA* (a)	1,336,431	4,468,706
Unione di Banche Italiane SCPA (a)	62,575	896,947

		10,238,921

Construction Materials 0.0%
Italcementi SpA (a)(b)	7,127	97,488

Diversified Financial Services 0.0%
Exor SpA (a)	6,883	134,063

Diversified Telecommunication Services 0.2%
Telecom Italia SpA (a)	919,706	1,434,693
Telecom Italia SpA RSP (a)	572,017	635,333

		2,070,026

Electric Utilities 0.4%
Enel SpA (a)	619,847	3,588,537
Terna Rete Elettrica Nazionale SpA (a)	146,014	627,944

		4,216,481

Electrical Equipment 0.0%
Prysmian SpA (a)	10,330	180,313

Energy Equipment & Services 0.1%
Saipem SpA (a)	28,572	986,033

Food Products 0.0%
Parmalat SpA (a)	150,409	420,501

Gas Utilities 0.1%
Snam Rete Gas SpA (a)	143,865	714,458

Hotels, Restaurants & Leisure 0.0%
Autogrill SpA* (a)	10,493	132,261

Insurance 0.3%
Assicurazioni Generali SpA (a)	109,339	2,945,631
Fondiaria-Sai SpA (a)	2,691	42,780

2009 Annual Report 15

Statement of Investments (Continued)
December 31, 2009

NVIT International Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

ITALY (continued)
Insurance (continued)

Mediolanum SpA (a)(b)	16,952	$105,894
Unipol Gruppo Finanziario SpA* (a)(b)	55,481	75,890

		3,170,195

Media 0.1%
Mediaset SpA (a)	79,252	651,606

Multi-Utilities 0.0%
A2A SpA (a)	140,550	294,875

Oil, Gas & Consumable Fuels 0.6%
ENI SpA (a)	252,529	6,430,856

Textiles, Apparel & Luxury Goods 0.0%
Luxottica Group SpA (a)	13,034	337,005

Transportation Infrastructure 0.1%
Atlantia SpA (a)	28,462	744,344

		33,515,178

JAPAN 19.8%
Air Freight & Logistics 0.1%
Yamato Holdings Co., Ltd. (a)	37,000	515,042

Airlines 0.0%
All Nippon Airways Co., Ltd. (a)	77,000	209,001
Japan Airlines Corp.* (a)	137,000	98,482

		307,483

Auto Components 0.5%
Aisin Seiki Co., Ltd. (a)	18,000	520,039
Bridgestone Corp. (a)	56,700	1,000,177
Denso Corp. (a)	45,300	1,368,833
Koito Manufacturing Co. Ltd.	6,000	96,301
NGK Spark Plug Co. Ltd. (a)	16,000	181,510
NHK Spring Co., Ltd. (a)	16,000	148,973
NOK Corp. (a)	9,100	125,515
Stanley Electric Co., Ltd. (a)	13,800	279,910
Sumitomo Rubber Industries, Ltd. (a)	15,900	138,225
Toyoda Gosei Co., Ltd. (a)	8,000	242,353
Toyota Boshoku Corp. (a)	7,300	162,990
Toyota Industries Corp. (a)	15,500	462,925

		4,727,751

Automobiles 2.2%
Daihatsu Motor Co., Ltd. (a)	24,000	239,902
Fuji Heavy Industries Ltd.* (a)	56,000	273,634
Honda Motor Co., Ltd. (a)	163,000	5,530,378
Isuzu Motors Ltd.* (a)	121,000	227,292
Mazda Motor Corp.* (a)	162,900	374,577
Mitsubishi Motors Corp.* (a)(b)	334,000	464,243
Nissan Motor Co., Ltd.* (a)	250,300	2,199,616
Suzuki Motor Corp. (a)	32,800	807,766
Toyota Motor Corp. (a)	288,500	12,163,438
Yamaha Motor Co., Ltd.* (a)	21,500	271,913

		22,552,759

Beverages 0.2%
Asahi Breweries Ltd. (a)	40,100	738,535
Coca-Cola West Co., Ltd. (a)	4,500	79,396
Ito En Ltd. (a)(b)	2,700	40,657
Kirin Holdings Co., Ltd. (a)	77,000	1,234,848
Sapporo Holdings Ltd. (a)(b)	19,000	104,695

		2,198,131

Building Products 0.3%
Asahi Glass Co., Ltd. (a)	94,000	894,135
Daikin Industries Ltd. (a)	23,100	912,386
JS Group Corp. (a)	28,000	482,015
Nippon Sheet Glass Co., Ltd. (a)	46,000	131,827
TOTO Ltd. (a)	24,000	152,606

		2,572,969

Capital Markets 0.4%
Daiwa Securities Group, Inc. (a)	159,400	802,203
JAFCO Co. Ltd. (a)(b)	1,200	29,042
Matsui Securities Co., Ltd. (a)(b)	11,500	80,123
Mizuho Securities Co., Ltd. (a)	65,000	196,687
Nomura Holdings, Inc. (a)	353,800	2,631,095
SBI Holdings, Inc. (a)	1,595	285,559

		4,024,709

Chemicals 0.9%
Air Water, Inc.	8,000	94,232
Asahi Kasei Corp. (a)	112,000	561,175
Daicel Chemical Industries Ltd. (a)	27,000	158,597
Denki Kagaku Kogyo KK (a)	59,000	263,757
Hitachi Chemical Co., Ltd. (a)	8,400	171,196
JSR Corp. (a)	20,300	413,142
Kaneka Corp. (a)	29,000	184,770
Kansai Paint Co., Ltd. (a)(b)	13,000	108,946
Kuraray Co., Ltd. (a)	39,000	459,020
Mitsubishi Chemical Holdings Corp. (a)	132,500	564,229
Mitsubishi Gas Chemical Co., Inc. (a)	32,000	161,254
Mitsubishi Rayon Co., Ltd. (a)	53,000	213,186
Mitsui Chemicals, Inc. (a)	60,000	155,358
Nissan Chemical Industries Ltd. (a)	14,000	199,559
Nitto Denko Corp. (a)	17,600	632,259
Shin-Etsu Chemical Co., Ltd. (a)	39,600	2,235,751
Showa Denko KK (a)	114,000	227,034
Sumitomo Chemical Co., Ltd. (a)	147,000	644,957
Taiyo Nippon Sanso Corp. (a)	33,000	351,207
Teijin Ltd. (a)	85,000	274,625
Tokuyama Corp. (a)	21,000	117,422
Toray Industries, Inc. (a)	125,000	680,078

16 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

JAPAN (continued)
Chemicals (continued)

Tosoh Corp. (a)	34,000	$93,899
Ube Industries Ltd. (a)	97,000	265,393

		9,231,046

Commercial Banks 1.7%
77 Bank Ltd. (The) (a)	33,000	175,576
Aozora Bank Ltd.* (a)	53,000	56,334
Bank of Kyoto Ltd. (The) (a)	38,000	307,141
Bank of Yokohama Ltd. (The) (a)	127,000	579,052
Chiba Bank Ltd. (The) (a)	85,000	508,399
Chugoku Bank Ltd. (The) (a)	13,000	161,222
Chuo Mitsui Trust Holdings, Inc. (a)	103,000	346,971
Fukuoka Financial Group, Inc. (a)	63,000	219,555
Gunma Bank Ltd. (The) (a)	38,000	194,347
Hachijuni Bank Ltd. (The) (a)	53,000	309,291
Hiroshima Bank Ltd. (The) (a)	41,000	157,981
Hokuhoku Financial Group, Inc. (a)	96,000	196,284
Iyo Bank Ltd. (The) (a)	20,000	162,709
Joyo Bank Ltd. (The) (a)	79,000	317,460
Mitsubishi UFJ Financial Group, Inc. (a)	1,233,167	6,074,316
Mizuho Financial Group, Inc. (a)	1,348,783	2,425,519
Mizuho Trust & Banking Co., Ltd. (a)(b)	202,000	188,461
Nishi-Nippon City Bank Ltd. (The) (a)	52,000	127,331
Resona Holdings, Inc. (a)	47,600	483,604
Sapporo Hokuyo Holdings, Inc. (a)(b)	17,000	61,703
Senshu Ikeda Holdings, Inc.* (b)	34,830	127,151
Seven Bank Ltd. (a)	85	169,690
Shinsei Bank Ltd.* (a)	109,000	118,747
Shizuoka Bank Ltd. (The) (a)	57,000	496,163
Sumitomo Mitsui Financial Group, Inc. (a)	90,373	2,593,288
Sumitomo Trust & Banking Co., Ltd. (The) (a)	143,000	702,135
Suruga Bank Ltd. (a)	21,000	183,001
Yamaguchi Financial Group, Inc. (a)	17,000	157,805

		17,601,236

Commercial Services & Supplies 0.2%
Dai Nippon Printing Co., Ltd. (a)	56,000	714,008
Nissha Printing Co. Ltd.	3,300	162,570
Secom Co., Ltd. (a)	19,600	930,953
Toppan Printing Co., Ltd. (a)	59,000	480,389

		2,287,920

Computers & Peripherals 0.4%
Fujitsu Ltd. (a)(b)	174,000	1,128,983
NEC Corp.* (a)	267,000	690,174
Seiko Epson Corp. (a)	10,400	168,068
Toshiba Corp.* (a)	390,000	2,164,071

		4,151,296

Construction & Engineering 0.1%
Chiyoda Corp.	9,000	69,510
JGC Corp. (a)	23,000	423,836
Kajima Corp. (a)	69,000	139,611
Kinden Corp. (a)	7,000	59,316
Obayashi Corp. (a)	58,000	197,423
Shimizu Corp. (a)	56,000	201,142
Taisei Corp. (a)	92,000	157,853

		1,248,691

Construction Materials 0.0%
Taiheiyo Cement Corp.* (a)	49,000	55,897

Consumer Finance 0.1%
Acom Co., Ltd. (a)(b)	4,590	69,881
Aeon Credit Service Co., Ltd. (a)	2,900	27,997
Credit Saison Co., Ltd. (a)	15,000	167,990
ORIX Corp. (a)	10,550	718,289

		984,157

Containers & Packaging 0.0%
Toyo Seikan Kaisha Ltd. (a)	15,400	234,605

Distributors 0.0%
Canon Marketing Japan, Inc. (a)	3,100	45,682

Diversified Consumer Services 0.0%
Benesse Holdings, Inc. (a)	7,100	296,858

Diversified Financial Services 0.0%
Mitsubishi UFJ Lease & Finance Co., Ltd. (a)	4,750	143,099

Diversified Telecommunication Services 0.2%
Nippon Telegraph & Telephone Corp. (a)	51,164	2,021,135

Electric Utilities 0.9%
Chubu Electric Power Co., Inc. (a)	62,100	1,481,431
Chugoku Electric Power Co., Inc. (The) (a)	23,600	450,716
Hokkaido Electric Power Co., Inc. (a)	21,200	384,586
Hokuriku Electric Power Co. (a)	21,100	460,699
Kansai Electric Power Co., Inc. (The) (a)	72,800	1,642,845
Kyushu Electric Power Co., Inc. (a)	35,300	727,071
Shikoku Electric Power Co., Inc. (a)(b)	17,100	441,826
Tohoku Electric Power Co., Inc. (a)	39,700	786,753
Tokyo Electric Power Co., Inc. (The) (a)	121,200	3,041,930

		9,417,857

2009 Annual Report 17

Statement of Investments (Continued)
December 31, 2009

NVIT International Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

JAPAN (continued)

Electrical Equipment 0.3%
Fuji Electric Holdings Co., Ltd.* (a)	32,000	$55,341
Furukawa Electric Co. Ltd. (a)	60,000	250,579
GS Yuasa Corp. (a)(b)	41,000	303,102
Mitsubishi Electric Corp.* (a)	180,000	1,337,158
Panasonic Electric Works Co., Ltd. (a)	31,000	375,595
Sumitomo Electric Industries Ltd. (a)	70,500	878,140
Ushio, Inc. (a)(b)	9,700	161,759

		3,361,674

Electronic Equipment, Instruments & Components 1.1%
Citizen Holdings Co., Ltd. (a)	31,500	182,032
FUJIFILM Holdings Corp. (a)	45,400	1,371,110
Hirose Electric Co., Ltd. (a)	3,500	366,976
Hitachi High-Technologies Corp. (a)	5,600	111,106
Hitachi Ltd. (a)	421,000	1,294,207
HOYA Corp. (a)	38,400	1,024,609
Ibiden Co., Ltd. (a)	13,900	498,515
Keyence Corp. (a)	3,910	811,496
Kyocera Corp. (a)	15,100	1,329,864
Mabuchi Motor Co. Ltd. (a)(b)	2,900	143,727
Mitsumi Electric Co., Ltd. (a)	5,600	98,911
Murata Manufacturing Co., Ltd. (a)	20,000	998,144
Nidec Corp. (a)	10,200	942,714
Nippon Electric Glass Co., Ltd. (a)	37,500	516,145
Omron Corp. (a)	23,200	417,248
Shimadzu Corp. (a)	21,000	139,873
TDK Corp. (a)	10,800	660,015
Yaskawa Electric Corp. (a)	24,000	199,934
Yokogawa Electric Corp. (a)	18,600	164,267

		11,270,893

Food & Staples Retailing 0.2%
AEON Co., Ltd. (a)	59,800	485,375
FamilyMart Co., Ltd. (a)	5,700	168,273
Lawson, Inc. (a)	7,700	340,072
Seven & I Holdings Co., Ltd. (a)	73,400	1,498,714
UNY Co., Ltd. (a)	9,000	63,468

		2,555,902

Food Products 0.2%
Ajinomoto Co., Inc. (a)	63,000	592,954
Kikkoman Corp. (a)	15,000	183,797
MEIJI Holdings Co. Ltd.* (a)	5,340	201,796
Nippon Meat Packers, Inc. (a)	22,000	254,701
Nisshin Seifun Group, Inc. (a)	17,000	229,738
Nissin Food Holdings Co., Ltd. (a)	8,700	284,183
Toyo Suisan Kaisha Ltd. (a)	9,000	207,546
Yakult Honsha Co., Ltd. (a)	7,800	236,141
Yamazaki Baking Co., Ltd. (a)	12,000	142,730

		2,333,586

Gas Utilities 0.2%
Osaka Gas Co., Ltd. (a)	182,000	613,392
Toho Gas Co., Ltd. (a)(b)	39,000	207,223
Tokyo Gas Co., Ltd. (a)	233,000	930,050

		1,750,665

Health Care Equipment & Supplies 0.2%
Olympus Corp. (a)	22,000	709,302
Sysmex Corp. (a)	4,000	209,148
Terumo Corp. (a)	15,800	952,265

		1,870,715

Health Care Providers & Services 0.0%
Alfresa Holdings Corp. (a)	2,300	91,447
Mediceo Paltac Holdings Co., Ltd. (a)	11,700	145,018
Suzuken Co., Ltd. (a)	5,700	187,461

		423,926

Hotels, Restaurants & Leisure 0.0%
McDonald’s Holdings Co., (Japan) Ltd. (a)(b)	7,626	145,857
Oriental Land Co., Ltd. (a)(b)	4,900	322,417

		468,274

Household Durables 0.8%
Casio Computer Co., Ltd. (a)	22,600	180,922
Makita Corp. (a)	11,600	398,438
Panasonic Corp. (a)	196,000	2,821,695
Rinnai Corp. (a)	4,100	198,133
Sanyo Electric Co., Ltd. (a)	152,000	280,763
Sekisui Chemical Co., Ltd. (a)(b)	41,000	255,057
Sekisui House Ltd. (a)	46,000	417,603
Sharp Corp. (a)	96,000	1,212,316
Sony Corp. (a)	100,100	2,910,084

		8,675,011

Household Products 0.2%
Kao Corp. (a)	50,000	1,171,836
Unicharm Corp. (a)	3,900	365,610

		1,537,446

Independent Power Producers & Energy Traders 0.0%
Electric Power Development Co., Ltd. (a)	15,200	432,180

Industrial Conglomerates 0.0%
Hankyu Hanshin Holdings, Inc. (a)	103,000	459,387

Information Technology Services 0.1%
Itochu Techno-Solutions Corp. (a)	1,300	34,909
Nomura Research Institute Ltd. (a)	12,800	251,726
NTT Data Corp. (a)	119	369,003
Obic Co. Ltd. (a)	330	53,879
Otsuka Corp. (a)	500	24,939

		734,456

18 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

JAPAN (continued)

Insurance 0.5%
Aioi Insurance Co., Ltd. (a)	40,000	$191,738
Mitsui Sumitomo Insurance Group Holdings, Inc. (a)	42,304	1,080,495
Nipponkoa Insurance Co., Ltd. (a)	74,000	421,322
Nissay Dowa General Insurance Co., Ltd. (a)	7,000	33,588
Sompo Japan Insurance, Inc. (a)	90,000	580,271
Sony Financial Holdings, Inc. (a)	80	208,194
T&D Holdings, Inc. (a)	29,750	611,819
Tokio Marine Holdings, Inc. (a)	68,200	1,861,124

		4,988,551

Internet & Catalog Retail 0.1%
Dena Co., Ltd. (a)	24	142,172
Rakuten, Inc. (a)	651	495,626

		637,798

Internet Software & Services 0.0%
Yahoo! Japan Corp. (a)	1,261	379,143

Leisure Equipment & Products 0.2%
Namco Bandai Holdings, Inc. (a)	19,000	181,507
Nikon Corp. (a)	32,000	631,887
Sankyo Co., Ltd. (a)	5,100	255,374
Sega Sammy Holdings, Inc. (a)	15,700	187,877
Shimano, Inc. (a)	5,500	222,046
Yamaha Corp. (a)	15,400	185,547

		1,664,238

Machinery 1.0%
Amada Co., Ltd. (a)	35,000	219,227
Fanuc Ltd. (a)	18,000	1,677,636
Hino Motors Ltd.* (a)	20,000	69,197
Hitachi Construction Machinery Co., Ltd. (a)	12,500	327,661
IHI Corp. (a)	108,000	172,234
Japan Steel Works Ltd. (The) (a)	37,000	471,790
JTEKT Corp. (a)	18,100	232,797
Kawasaki Heavy Industries Ltd. (a)	161,000	408,651
Komatsu Ltd. (a)	93,000	1,946,878
Kubota Corp. (a)	100,000	917,584
Kurita Water Industries Ltd. (a)	12,900	405,286
Minebea Co., Ltd. (a)	35,000	189,927
Mitsubishi Heavy Industries Ltd. (a)	292,000	1,029,874
Mitsui Engineering & Shipbuilding Co., Ltd. (a)	68,000	163,774
NGK Insulators Ltd. (a)	24,000	524,866
NSK Ltd. (a)	53,000	388,913
NTN Corp. (a)	35,000	158,138
SMC Corp. (a)	5,400	616,583
Sumitomo Heavy Industries Ltd.* (a)	45,000	227,819
THK Co., Ltd. (a)	11,500	204,503

		10,353,338

Marine 0.1%
Kawasaki Kisen Kaisha Ltd.* (a)(b)	58,000	165,723
Mitsui OSK Lines Ltd. (a)	123,000	649,769
Nippon Yusen KK (a)	164,000	505,094

		1,320,586

Media 0.1%
Dentsu, Inc. (a)(b)	17,801	409,835
Fuji Media Holdings, Inc. (a)	85	117,774
Hakuhodo DY Holdings, Inc. (a)	1,250	60,889
Jupiter Telecommunications Co., Ltd. (a)	200	197,905
Toho Co., Ltd. (a)	9,200	149,440

		935,843

Metals & Mining 0.7%
Daido Steel Co., Ltd. (a)	14,000	51,973
Dowa Holdings Co., Ltd. (a)	14,000	77,463
Hitachi Metals Ltd. (a)	16,000	153,934
JFE Holdings, Inc. (a)	46,700	1,845,997
Kobe Steel Ltd.* (a)	275,000	498,355
Maruichi Steel Tube Ltd. (a)(b)	1,600	31,946
Mitsubishi Materials Corp.* (a)	109,000	266,591
Mitsui Mining & Smelting Co., Ltd.* (a)(b)	34,000	88,368
Nippon Steel Corp. (a)	481,000	1,949,007
Nisshin Steel Co., Ltd. (a)	40,000	70,717
Sumitomo Metal Industries Ltd. (a)	326,000	876,301
Sumitomo Metal Mining Co., Ltd. (a)	50,000	737,878
Tokyo Steel Manufacturing Co., Ltd. (a)	10,100	113,702
Yamato Kogyo Co., Ltd. (a)	3,900	127,512

		6,889,744

Multiline Retail 0.1%
Isetan Mitsukoshi Holdings Ltd. (a)	31,060	280,450
J. Front Retailing Co., Ltd. (a)	48,400	213,748
Marui Group Co., Ltd. (a)	24,700	152,087
Takashimaya Co., Ltd. (a)	29,000	184,781

		831,066

Office Electronics 0.6%
Brother Industries Ltd. (a)	19,200	220,811
Canon, Inc. (a)	105,100	4,470,794
Konica Minolta Holdings, Inc. (a)	51,500	530,719
Ricoh Co., Ltd. (a)	63,000	902,712

		6,125,036

Oil, Gas & Consumable Fuels 0.2%
Cosmo Oil Co., Ltd. (a)	45,000	94,555
Idemitsu Kosan Co., Ltd. (a)	2,000	116,758
INPEX Corp. (a)	73	551,961
Japan Petroleum Exploration Co. (a)	2,300	101,414
Nippon Mining Holdings, Inc. (a)	95,000	407,721

2009 Annual Report 19

Statement of Investments (Continued)
December 31, 2009

NVIT International Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

JAPAN (continued)
Oil, Gas & Consumable Fuels (continued)

Nippon Oil Corp. (a)	123,000	$570,241
Showa Shell Sekiyu KK (a)(b)	18,200	148,337
TonenGeneral Sekiyu KK (a)(b)	23,000	192,177

		2,183,164

Paper & Forest Products 0.1%
Nippon Paper Group, Inc. (a)	8,500	216,924
OJI Paper Co., Ltd. (a)	88,000	368,706

		585,630

Personal Products 0.1%
Shiseido Co., Ltd. (a)	31,000	595,789

Pharmaceuticals 0.9%
Astellas Pharma, Inc. (a)	44,500	1,660,244
Chugai Pharmaceutical Co., Ltd. (a)	20,900	390,654
Daiichi Sankyo Co. Ltd. (a)	62,600	1,312,815
Dainippon Sumitomo Pharma Co., Ltd. (a)	22,000	230,903
Eisai Co., Ltd. (a)	23,600	867,682
Hisamitsu Pharmaceutical Co., Inc. (a)	6,400	206,690
Kyowa Hakko Kirin Co., Ltd. (a)	21,000	222,071
Mitsubishi Tanabe Pharma Corp. (a)	22,000	274,513
Ono Pharmaceutical Co., Ltd. (a)	7,900	339,134
Santen Pharmaceutical Co., Ltd. (a)	7,100	228,071
Shionogi & Co., Ltd. (a)	28,000	607,078
Taisho Pharmaceutical Co., Ltd. (a)	10,000	172,055
Takeda Pharmaceutical Co., Ltd. (a)	74,700	3,077,734
Tsumura & Co. (a)	5,800	187,505

		9,777,149

Real Estate Investment Trusts (REITs) 0.1%
Japan Prime Realty Investment Corp. (a)	36	74,804
Japan Real Estate Investment Corp. (a)	55	405,450
Japan Retail Fund Investment Corp. (a)	29	130,420
Nippon Building Fund, Inc. (a)	59	448,408
Nomura Real Estate Office Fund, Inc. (a)	23	125,088

		1,184,170

Real Estate Management & Development 0.5%
Aeon Mall Co., Ltd. (a)	5,800	112,368
Daito Trust Construction Co., Ltd. (a)	8,800	416,666
Daiwa House Industry Co., Ltd. (a)	55,000	591,399
Mitsubishi Estate Co. Ltd. (a)	111,000	1,772,212
Mitsui Fudosan Co., Ltd. (a)	83,000	1,403,383
Nomura Real Estate Holdings, Inc. (a)	8,400	124,609
NTT Urban Development Corp. (a)	93	62,081
Sumitomo Realty & Development Co., Ltd. (a)	38,000	717,345
Tokyo Tatemono Co., Ltd. (a)	26,000	100,015
Tokyu Land Corp. (a)	42,000	156,015

		5,456,093

Road & Rail 0.7%
Central Japan Railway Co. (a)	146	977,220
East Japan Railway Co. (a)	33,976	2,150,026
Keihin Electric Express Railway Co., Ltd. (a)	35,000	257,654
Keio Corp. (a)	67,000	404,310
Keisei Electric Railway Co., Ltd. (a)	20,000	109,410
Kintetsu Corp. (a)(b)	152,000	503,818
Nippon Express Co., Ltd. (a)	98,000	404,716
Odakyu Electric Railway Co., Ltd. (a)	59,000	452,784
Tobu Railway Co., Ltd. (a)	91,000	475,047
Tokyu Corp. (a)	126,000	501,751
West Japan Railway Co. (a)	159	533,071

		6,769,807

Semiconductors & Semiconductor Equipment 0.3%
Advantest Corp. (a)	17,700	461,103
Elpida Memory, Inc.* (a)	19,000	309,661
Rohm Co., Ltd. (a)	9,500	619,998
Shinko Electric Industries Co., Ltd. (a)	6,600	96,074
Sumco Corp. (a)	14,300	252,687
Tokyo Electron Ltd. (a)	17,100	1,097,615

		2,837,138

Software 0.3%
Konami Corp. (a)	9,600	171,402
Nintendo Co., Ltd. (a)	9,900	2,364,487
Oracle Corp. Japan (a)(b)	3,100	129,162
Square Enix Holdings Co., Ltd. (a)	6,000	126,580
Trend Micro, Inc. (a)	11,500	436,819

		3,228,450

Specialty Retail 0.2%
ABC-Mart, Inc. (a)	2,600	72,125
Fast Retailing Co., Ltd. (a)	4,800	902,109
Nitori Co., Ltd. (a)	4,450	331,223
Shimamura Co., Ltd. (a)	2,100	200,651
USS Co., Ltd. (a)	2,320	141,627
Yamada Denki Co., Ltd. (a)	8,300	559,932

		2,207,667

Textiles, Apparel & Luxury Goods 0.0%
Asics Corp. (a)	13,000	116,673
Nisshinbo Holdings, Inc. (a)	7,000	64,859

		181,532

20 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

JAPAN (continued)

Tobacco 0.1%
Japan Tobacco, Inc. (a)	454	$1,532,928

Trading Companies & Distributors 0.9%
ITOCHU Corp. (a)	152,000	1,122,789
Marubeni Corp. (a)	154,000	850,693
Mitsubishi Corp. (a)	125,700	3,131,010
Mitsui & Co., Ltd. (a)	165,000	2,340,709
Sojitz Corp. (a)	117,900	223,078
Sumitomo Corp. (a)	104,700	1,066,134
Toyota Tsusho Corp. (a)	25,000	369,938

		9,104,351

Transportation Infrastructure 0.0%
Kamigumi Co., Ltd. (a)	25,000	182,420
Mitsubishi Logistics Corp. (a)(b)	11,000	129,772

		312,192

Wireless Telecommunication Services 0.5%
KDDI Corp. (a)	286	1,514,860
NTT DoCoMo, Inc. (a)	1,540	2,149,052
Softbank Corp. (a)	71,000	1,664,434

		5,328,346

		205,902,187

JERSEY, CHANNEL ISLANDS 0.1%
Metals & Mining 0.1%
Randgold Resources Ltd. (a)	7,944	632,589

LUXEMBOURG 0.6%
Energy Equipment & Services 0.1%
Tenaris SA (a)	44,759	964,598

Media 0.1%
SES FDR (a)	31,494	709,475

Metals & Mining 0.4%
ArcelorMittal (a)	80,431	3,676,203

Wireless Telecommunication Services 0.0%
Millicom International Cellular SASDR (a)	6,879	510,501

		5,860,777

MEXICO 0.0%
Metals & Mining 0.0%
Fresnillo PLC (a)	20,163	256,110

NETHERLANDS 3.5%
Aerospace & Defense 0.1%
European Aeronautic Defence and Space Co. NV (a)	44,428	893,054

Air Freight & Logistics 0.1%
TNT NV (a)	39,583	1,216,128

Beverages 0.2%
Heineken Holding NV (a)	12,690	530,736
Heineken NV (a)	23,842	1,131,864

		1,662,600

Chemicals 0.2%
Akzo Nobel NV (a)	22,964	1,522,856
Koninklijke DSM NV (a)	16,857	828,243

		2,351,099

Construction & Engineering 0.0%
Koninklijke Boskalis Westminster NV (a)	5,547	213,544

Construction Materials 0.0%
James Hardie Industries NV CDI* (a)	35,830	272,534

Diversified Financial Services 0.3%
ING Groep NV CVA* (a)	342,833	3,301,616

Diversified Telecommunication Services 0.3%
Koninklijke (Royal) KPN NV (a)	165,122	2,806,659

Energy Equipment & Services 0.1%
Fugro NVCVA (a)	5,638	323,843
SBM Offshore NV (a)	14,457	283,648

		607,491

Food & Staples Retailing 0.2%
Koninklijke Ahold NV (a)	116,769	1,547,037

Food Products 0.5%
Unilever NVCVA (a)	158,314	5,152,617

Industrial Conglomerates 0.3%
Koninklijke Philips Electronics NV (a)	92,117	2,722,918

Insurance 0.1%
Aegon NV* (a)	156,922	1,004,867

Life Sciences Tools & Services 0.0%
QIAGEN NV* (a)	21,857	492,231

Media 0.2%
Reed Elsevier NV (a)	78,411	962,052
Wolters Kluwer NV (a)	31,000	677,961

		1,640,013

Oil, Gas & Consumable Fuels 0.7%
Royal Dutch Shell PLC, Class B (a)	263,745	7,681,109

Professional Services 0.1%
Randstad Holding NV* (a)	11,555	574,947

Real Estate Investment Trusts (REITs) 0.0%
Corio NV (a)	6,377	434,464

Semiconductors & Semiconductor Equipment 0.1%
ASML Holding NV (a)	44,136	1,506,884

2009 Annual Report 21

Statement of Investments (Continued)
December 31, 2009

NVIT International Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

NETHERLANDS (continued)

Transportation Infrastructure 0.0%
Koninklijke Vopak NV* (a)	2,306	$182,761

		36,264,573

NEW ZEALAND 0.1%
Construction Materials 0.1%
Fletcher Building Ltd. (a)	72,157	416,319

Diversified Telecommunication Services 0.0%
Telecom Corp of New Zealand Ltd. (a)	224,100	402,579

Electric Utilities 0.0%
Contact Energy Ltd.* (a)	23,957	106,652

Hotels, Restaurants & Leisure 0.0%
Sky City Entertainment Group Ltd. (a)	37,044	88,474

Transportation Infrastructure 0.0%
Auckland International Airport Ltd. (a)	76,960	112,516

		1,126,540

NORWAY 0.7%
Chemicals 0.1%
Yara International ASA (a)	19,150	867,402

Commercial Banks 0.1%
DnB NOR ASA* (a)	86,676	935,730

Diversified Telecommunication Services 0.1%
Telenor ASA* (a)	80,200	1,120,370

Electrical Equipment 0.0%
Renewable Energy Corp. ASA* (a)(b)	39,105	301,871

Industrial Conglomerates 0.1%
Orkla ASA (a)	78,442	769,581

Metals & Mining 0.0%
Norsk Hydro ASA* (a)	76,716	644,447

Oil, Gas & Consumable Fuels 0.3%
StatoilHydro ASA (a)	116,152	2,896,787

		7,536,188

PORTUGAL 0.3%
Commercial Banks 0.1%
Banco Comercial Portugues SA, Class R (a)	291,018	350,722
Banco Espirito Santo SA (a)	51,366	334,547

		685,269

Construction Materials 0.0%
Cimpor Cimentos de Portugal SGPS SA (a)	22,687	208,529

Diversified Telecommunication Services 0.1%
Portugal Telecom SGPS SA (a)	58,754	716,922

Electric Utilities 0.1%
EDP — Energias de Portugal SA (a)	164,231	731,169

Food & Staples Retailing 0.0%
Jeronimo Martins SGPS SA (a)	21,486	214,880

Oil, Gas & Consumable Fuels 0.0%
Galp Energia SGPS SA, Class B (a)	16,889	291,720

Transportation Infrastructure 0.0%
Brisa Auto-Estradas de Portugal SA (a)	23,541	241,895

		3,090,384

SINGAPORE 1.4%
Aerospace & Defense 0.0%
Singapore Technologies Engineering Ltd. (a)	113,000	260,078

Airlines 0.1%
Singapore Airlines Ltd. (a)	47,866	506,948

Commercial Banks 0.5%
DBS Group Holdings Ltd. (a)	167,500	1,820,889
Oversea-Chinese Banking Corp., Ltd. (a)	249,000	1,603,347
United Overseas Bank Ltd. (a)	124,000	1,726,050

		5,150,286

Distributors 0.0%
Jardine Cycle & Carriage Ltd. (a)	12,000	229,115

Diversified Financial Services 0.1%
Singapore Exchange Ltd. (a)(b)	87,000	512,271

Diversified Telecommunication Services 0.2%
Singapore Telecommunications Ltd. (a)	833,850	1,836,651

Food & Staples Retailing 0.0%
Olam International Ltd. (a)(b)	147,600	277,320

Food Products 0.1%
Golden Agri-Resources Ltd.* (a)	797,612	287,429
Wilmar International Ltd. (a)	142,294	647,012

		934,441

Industrial Conglomerates 0.1%
Fraser and Neave Ltd. (a)	99,745	296,497
Keppel Corp. Ltd. (a)	130,000	757,268
SembCorp Industries Ltd. (a)	123,000	321,403

		1,375,168

22 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

SINGAPORE (continued)

Machinery 0.0%
Cosco Corp. Singapore Ltd. (a)(b)	104,000	$87,203
SembCorp Marine Ltd. (a)	80,800	210,821
Yangzijiang Shipbuilding Holdings Ltd. (a)	114,200	97,541

		395,565

Marine 0.0%
Neptune Orient Lines Ltd. (a)(b)	92,749	108,251

Media 0.0%
Singapore Press Holdings Ltd. (a)	147,000	382,675

Real Estate Investment Trusts (REITs) 0.1%
Ascendas Real Estate Investment Trust (a)	129,466	203,235
CapitaMall Trust (a)	267,200	341,047

		544,282

Real Estate Management & Development 0.2%
CapitaLand Ltd. (a)	264,097	783,460
CapitaMalls Asia Ltd.*	133,300	241,009
City Developments Ltd. (a)	50,000	408,826
UOL Group Ltd. (a)	50,000	144,091

		1,577,386

Road & Rail 0.0%
ComfortDelgro Corp., Ltd. (a)	156,000	181,458

Wireless Telecommunication Services 0.0%
StarHub Ltd. (a)	75,475	115,270

		14,387,165

SPAIN 4.4%
Airlines 0.0%
Iberia Lineas Aereas de Espana* (a)	45,750	124,100

Biotechnology 0.0%
Grifols SA (a)(b)	9,418	165,373

Commercial Banks 2.0%
Banco Bilbao Vizcaya Argentaria SA (a)	336,330	6,129,626
Banco de Sabadell SA (a)(b)	102,094	567,100
Banco de Valencia SA (a)(b)	17,605	133,830
Banco Popular Espanol SA (a)(b)	95,830	703,912
Banco Santander SA (a)	776,658	12,834,022
Bankinter SA (a)	25,466	262,364

		20,630,854

Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA (a)	15,563	777,959
Fomento de Construcciones y Contratas SA (a)	4,249	180,168
Sacyr Vallehermoso SA* (a)(b)	6,352	72,901

		1,031,028

Diversified Financial Services 0.1%
Criteria Caixacorp SA (a)	97,998	464,170

Diversified Telecommunication Services 1.1%
Telefonica SA (a)	403,725	11,299,883

Electric Utilities 0.4%
Acciona SA (a)	3,038	397,091
Iberdrola SA (a)	345,090	3,306,917
Red Electrica Corp. SA (a)	11,526	643,178

		4,347,186

Electrical Equipment 0.0%
Gamesa Corp. Tecnologica SA (a)	19,155	322,711

Gas Utilities 0.1%
Enagas (a)	17,309	383,711
Gas Natural SDG SA (a)	25,523	550,158

		933,869

Independent Power Producers & Energy Traders 0.1%
EDP Renovaveis SA* (a)	18,291	173,425
Iberdrola Renovables SA (a)	98,610	469,581

		643,006

Information Technology Services 0.0%
Indra Sistemas SA (a)(b)	9,312	220,415

Insurance 0.1%
Mapfre SA* (a)	89,954	377,199

Machinery 0.0%
Zardoya Otis SA (a)	11,019	214,462

Media 0.0%
Gestevision Telecinco SA (a)(b)	6,304	91,693

Metals & Mining 0.0%
Acerinox SA (a)(b)	13,303	277,823

Oil, Gas & Consumable Fuels 0.2%
Repsol YPF SA (a)(b)	69,616	1,868,118

Specialty Retail 0.1%
Inditex SA (a)	21,381	1,335,298

Transportation Infrastructure 0.1%
Abertis Infraestructuras SA (a)	31,255	706,651
Cintra Concesiones de Infraestructuras de Transporte SA (a)(b)	46,087	544,303

		1,250,954

		45,598,142

SWEDEN 2.4%
Building Products 0.1%
Assa Abloy AB, Class B (a)	33,800	651,157

Commercial Banks 0.6%
Nordea Bank AB (a)	307,665	3,117,265

2009 Annual Report 23

Statement of Investments (Continued)
December 31, 2009

NVIT International Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

SWEDEN (continued)
Commercial Banks (continued)

Skandinaviska Enskilda Banken AB, Class A* (a)	140,480	$868,431
Svenska Handelsbanken AB, Class A* (a)	45,300	1,290,588
Swedbank AB (a)	64,210	632,179

		5,908,463

Commercial Services & Supplies 0.0%
Securitas AB, Class B (a)	29,800	291,852

Communications Equipment 0.2%
Telefonaktiebolaget LM Ericsson, Class B (a)	285,600	2,629,248

Construction & Engineering 0.1%
Skanska AB, Class B (a)	42,800	726,233

Diversified Financial Services 0.1%
Investor AB, Class B (a)	42,400	785,345

Diversified Telecommunication Services 0.2%
Tele2 AB, Class B (a)	33,400	513,067
TeliaSonera AB (a)	204,500	1,478,045

		1,991,112

Health Care Equipment & Supplies 0.0%
Getinge AB, Class B (a)	22,877	437,225

Household Durables 0.1%
Electrolux AB* (a)	24,115	566,682
Husqvarna AB, Class B* (a)	37,778	277,151

		843,833

Machinery 0.5%
Alfa Laval AB (a)(b)	37,375	516,847
Atlas Copco AB, Class A (a)	67,294	989,213
Atlas Copco AB, Class B (a)	33,432	435,922
Sandvik AB (a)	100,088	1,205,253
Scania AB, Class B (a)	25,441	328,552
SKF AB, Class B (a)	41,675	718,628
Volvo AB, Class A (a)	36,599	311,962
Volvo AB, Class B (a)	100,745	864,093

		5,370,470

Metals & Mining 0.0%
SSAB, Class A (a)	21,156	359,311
Ssab Svenskt Stal AG (a)	11,408	176,685

		535,996

Oil, Gas & Consumable Fuels 0.0%
Lundin Petroleum AB* (a)	21,000	165,681

Paper & Forest Products 0.1%
Holmen AB, Class B (a)	4,600	117,195
Svenska Cellulosa AB, Class B (a)	52,884	705,087

		822,282

Specialty Retail 0.3%
Hennes & Mauritz AB, Class B (a)	50,525	2,800,942

Tobacco 0.1%
Swedish Match AB (a)	27,400	599,054

		24,558,893

SWITZERLAND 7.9%
Biotechnology 0.0%
Actelion Ltd.* (a)	9,388	501,417

Building Products 0.1%
Geberit AG (a)	3,908	692,806

Capital Markets 1.2%
Credit Suisse Group AG (a)	112,733	5,584,947
GAM Holding Ltd. (a)	17,596	213,071
Julius Baer Group Ltd. (a)	20,464	719,687
UBS AG* (a)	363,237	5,656,408

		12,174,113

Chemicals 0.3%
Givaudan SA (a)	731	584,921
Syngenta AG (a)	9,791	2,765,056

		3,349,977

Computers & Peripherals 0.0%
Logitech International SA* (a)	15,057	261,162

Construction Materials 0.2%
Holcim Ltd.* (a)	25,574	1,987,546

Diversified Financial Services 0.0%
Pargesa Holding SA (a)	2,241	194,983

Diversified Telecommunication Services 0.1%
Swisscom AG (a)	2,520	962,419

Electric Utilities 0.0%
BKW FMB Energie AG (a)	527	41,072

Electrical Equipment 0.4%
ABB Ltd.* (a)	226,473	4,363,983

Food Products 1.7%
Aryzta AG (a)	6,671	248,453
Lindt & Spruengli AG (a)(b)	79	371,311
Nestle SA (a)	352,017	17,084,664

		17,704,428

Health Care Equipment & Supplies 0.1%
Nobel Biocare Holding AG (a)	10,913	365,751
Sonova Holding AG* (a)	4,426	536,210
Straumann Holding AG (a)	578	162,340

		1,064,301

24 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

SWITZERLAND (continued)

Insurance 0.5%
Baloise Holding AG (a)	4,352	$361,335
Swiss Life Holding AG (a)	2,524	321,145
Swiss Reinsurance Co., Ltd. (a)	35,919	1,720,687
Zurich Financial Services AG (a)	15,183	3,319,364

		5,722,531

Life Sciences Tools & Services 0.0%
Lonza Group AG (a)	3,819	269,083

Machinery 0.1%
Schindler Holding AG (a)	7,142	544,023

Marine 0.1%
Kuehne + Nagel International AG (a)	6,105	593,584

Metals & Mining 0.3%
Xstrata PLC* (a)	180,381	3,217,292

Pharmaceuticals 2.3%
Novartis AG (a)	214,440	11,710,406
Roche Holding AG (a)	70,708	12,091,978

		23,802,384

Professional Services 0.1%
Adecco SA (a)	13,233	729,998
SGS SA (a)	507	661,879

		1,391,877

Semiconductors & Semiconductor Equipment 0.1%
STMicroelectronics NV (a)(b)	68,400	632,033

Textiles, Apparel & Luxury Goods 0.3%
Compagnie Financiere Richemont SA (a)	54,679	1,838,683
Swatch Group AG, (The) (a)	7,490	1,048,716

		2,887,399

		82,358,413

UNITED KINGDOM 19.2%
Aerospace & Defense 0.4%
BAE Systems PLC (a)	354,685	2,052,806
Cobham PLC (a)	107,930	435,962
Rolls-Royce Group PLC, Class C* (a)	10,207,620	16,487
Rolls-Royce Group PLC* (a)	188,017	1,464,169

		3,969,424

Airlines 0.0%
British Airways PLC* (a)	54,270	163,225

Beverages 0.7%
Diageo PLC (a)	239,009	4,169,784
SABMiller PLC (a)	88,462	2,600,262

		6,770,046

Capital Markets 0.2%
3I Group PLC (a)	80,323	363,676
ICAP PLC (a)	49,064	338,397
Investec PLC (a)	38,164	260,764
Man Group PLC (a)	176,347	870,335
Schroders PLC (a)	8,404	179,606

		2,012,778

Chemicals 0.1%
Johnson Matthey PLC (a)	20,200	498,303

Commercial Banks 3.1%
Barclays PLC (a)	1,093,638	4,819,075
HSBC Holdings PLC (a)	1,688,271	19,260,389
Lloyds Banking Group PLC* (a)	3,631,148	2,921,548
Royal Bank of Scotland Group PLC* (a)	1,732,798	804,382
Standard Chartered PLC (a)	192,662	4,863,929

		32,669,323

Commercial Services & Supplies 0.1%
G4S PLC (a)	112,998	473,640
Serco Group PLC (a)	46,306	394,912

		868,552

Construction & Engineering 0.0%
Balfour Beatty PLC (a)	65,185	271,258

Containers & Packaging 0.0%
Rexam PLC (a)	83,136	388,652

Diversified Financial Services 0.0%
London Stock Exchange Group PLC (a)	14,539	167,903

Diversified Telecommunication Services 0.3%
BT Group PLC, Class A (a)	779,987	1,698,681
Cable & Wireless PLC (a)	263,508	599,464
Inmarsat PLC	36,688	408,822

		2,706,967

Electric Utilities 0.2%
Scottish & Southern Energy PLC (a)	92,741	1,735,905

Energy Equipment & Services 0.1%
Amec PLC (a)	31,362	399,567
Petrofac Ltd. (a)	15,652	262,014

		661,581

Food & Staples Retailing 0.7%
J Sainsbury PLC (a)	125,961	656,784
Tesco PLC (a)	761,372	5,252,546
WM Morrison Supermarkets PLC (a)	217,631	970,991

		6,880,321

2009 Annual Report 25

Statement of Investments (Continued)
December 31, 2009

NVIT International Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

UNITED KINGDOM (continued)

Food Products 0.6%
Associated British Foods PLC (a)	39,166	$519,237
Cadbury PLC (a)	127,826	1,643,537
Unilever PLC (a)	122,606	3,930,182

		6,092,956

Health Care Equipment & Supplies 0.1%
Smith & Nephew PLC (a)	82,208	845,624

Hotels, Restaurants & Leisure 0.3%
Carnival PLC* (a)	15,142	515,861
Compass Group PLC (a)	188,150	1,346,496
Intercontinental Hotels Group PLC (a)	24,479	351,715
Thomas Cook Group PLC (a)	66,611	246,073
Tui Travel PLC (a)	53,323	218,535
Whitbread PLC (a)	16,674	378,361

		3,057,041

Household Products 0.3%
Reckitt Benckiser Group PLC (a)	57,257	3,099,330

Independent Power Producers & Energy Traders 0.1%
Drax Group PLC (a)	32,004	213,365
International Power PLC (a)	141,615	705,654

		919,019

Industrial Conglomerates 0.1%
Smiths Group PLC (a)	36,547	595,787
Tomkins PLC (a)	84,528	262,673

		858,460

Insurance 0.7%
Admiral Group PLC (a)	14,978	286,391
Aviva PLC (a)	272,694	1,734,648
Legal & General Group PLC (a)	550,168	707,777
Old Mutual PLC* (a)	543,425	951,645
Prudential PLC (a)	250,542	2,564,616
RSA Insurance Group PLC (a)	309,461	601,215
Standard Life PLC (a)	196,402	682,177

		7,528,469

Internet & Catalog Retail 0.0%
Home Retail Group PLC (a)	82,741	375,270

Machinery 0.0%
Invensys PLC (a)	70,419	338,773

Media 0.4%
British Sky Broadcasting Group PLC (a)	116,802	1,055,052
Pearson PLC (a)	83,104	1,191,544
Reed Elsevier PLC (a)	125,312	1,028,755
WPP PLC (a)	128,057	1,252,436

		4,527,787

Metals & Mining 2.0%
Anglo American PLC* (a)	126,325	5,470,831
BHP Billiton PLC (a)	212,284	6,767,618
Eurasian Natural Resources Corp. (a)	28,213	413,251
Kazakhmys PLC* (a)	23,529	498,192
Lonmin PLC* (a)	13,500	424,272
Rio Tinto PLC (a)	131,323	7,091,025
Vedanta Resources PLC (a)	14,658	613,084

		21,278,273

Multiline Retail 0.2%
Marks & Spencer Group PLC (a)	162,173	1,047,793
Next PLC (a)	20,167	674,306

		1,722,099

Multi-Utilities 0.5%
Centrica PLC (a)	511,630	2,317,455
National Grid PLC (a)	244,705	2,670,937
United Utilities Group PLC (a)	71,500	571,515

		5,559,907

Oil, Gas & Consumable Fuels 3.5%
BG Group PLC (a)	322,838	5,829,259
BP PLC (a)	1,825,655	17,628,860
Cairn Energy PLC* (a)	128,570	688,273
Royal Dutch Shell PLC, Class A (a)	345,960	10,468,838
Tullow Oil PLC (a)	80,911	1,697,549

		36,312,779

Pharmaceuticals 1.8%
AstraZeneca PLC (a)	139,296	6,546,531
GlaxoSmithKline PLC (a)	503,273	10,672,360
Shire PLC (a)	57,616	1,125,813

		18,344,704

Professional Services 0.1%
Capita Group PLC (The) (a)	57,792	698,793

Real Estate Investment Trusts (REITs) 0.3%
British Land Co. PLC (a)	88,196	679,143
Hammerson PLC (a)	65,338	444,719
Land Securities Group PLC (a)	78,479	863,786
Liberty International PLC (a)	39,328	325,143
Segro PLC (a)	62,949	349,164

		2,661,955

Road & Rail 0.0%
Firstgroup PLC (a)	45,365	310,326

Software 0.1%
Autonomy Corp. PLC* (a)	19,882	482,823
Sage Group PLC (The) (a)	123,614	437,749

		920,572

26 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

UNITED KINGDOM (continued)

Specialty Retail 0.1%
Carphone Warehouse Group PLC (a)	30,794	$92,833
Kingfisher PLC (a)	246,492	907,389

		1,000,222

Textiles, Apparel & Luxury Goods 0.0%
Burberry Group PLC (a)	41,901	402,443

Tobacco 0.9%
British American Tobacco PLC (a)	191,900	6,229,718
Imperial Tobacco Group PLC (a)	97,507	3,076,091

		9,305,809

Trading Companies & Distributors 0.1%
Bunzl PLC (a)	29,274	318,218
Wolseley PLC* (a)	26,940	539,255

		857,473

Water Utilities 0.0%
Severn Trent PLC (a)	22,252	388,810

Wireless Telecommunication Services 1.1%
Vodafone Group PLC (a)	5,131,251	11,882,509

		199,053,641

UNITED STATES 0.1%
Health Care Equipment & Supplies 0.1%
Synthes, Inc. (a)	6,476	848,930

Total Common Stocks (cost $1,079,692,915)		989,676,049

Preferred Stocks 0.3%

GERMANY 0.3%
Automobiles 0.2%
Bayerische Motoren Werke AG (a)	4,349	143,952
Porsche Automobil Holding SE (a)	9,544	596,827
Volkswagen AG (a)	10,179	960,156

		1,700,935

Health Care Equipment & Supplies 0.0%
Fresenius SE (a)	9,023	647,725

Household Products 0.1%
Henkel AG & Co. KGaA (a)	19,200	1,008,252

Multi-Utilities 0.0%
RWE AG (a)	3,229	287,431

		3,644,343

Total Preferred Stocks (cost $4,280,195)		3,644,343

Rights 0.0%

	Number of Rights	Market Value

AUSTRALIA 0.0%
Oil, Gas & Consumable Fuels 0.0%
Woodside Petroleum Ltd. 2/11/2010* (a)	4,001	$10,422

BELGIUM 0.0%
Commercial Banks 0.0%
Fortis 12/31/2049* (a)	162,229	0

Total Rights (cost $ — )		10,422

Warrants 0.0%

	Number of Warrants	Market Value

FRANCE 0.0%
Real Estate Investment Trusts (REITs) 0.0%
Fonciere Des Regions* expiring 12/31/10	2,584	$2,182

ITALY 0.0%
Capital Markets 0.0%
Mediobanca SpA* (a) expiring 03/18/11	45,455	7,057

Equity 0.0%
UBI Banca SCPA* expiring 06/30/11	57,582	4,053

		11,110

JAPAN 0.0%
Metals & Mining 0.0%

Dowa Holdings Co., Ltd.* (a) expiring 01/29/10	1,000	0

Total Warrants (cost $ — )		13,292

Mutual Fund 1.1%

	Shares	Market Value

Money Market Fund 1.1%
Invesco AIM Liquid Assets Portfolio, 0.18% (c)	10,961,368	10,961,368

Total Mutual Fund (cost $10,961,368)		10,961,368

2009 Annual Report 27

Statement of Investments (Continued)
December 31, 2009

NVIT International Index Fund (Continued)

	Shares	Market Value

Money Market Fund (continued)

Repurchase Agreement 1.6%

	Principal Amount	Market Value

Morgan Stanley, 0.01%, dated 12/31/09, due 01/04/10, repurchase price $16,509,375, collateralized by U.S. Government Agency Securities 0.38% – 7.38%, maturing 01/08/10 – 11/20/39; total market value of $16,841,574 (d)	$16,509,357	$16,509,357

Total Repurchase Agreement (cost $16,509,357)		16,509,357

Total Investments (cost $1,111,443,835) (e) — 98.4%		1,020,814,831

Other assets in excess of liabilities — 1.6%		17,030,790

NET ASSETS — 100.0%		$1,037,845,621

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	The security or a portion of this security is on loan at December 31, 2009. The total value of securities on loan at December 31, 2009 was $15,693,218.

(c)	Represents 7-day effective yield as of December 31, 2009.

(d)	The security was purchased with cash collateral held from securities on loan (See Note 2). The total value of this security as of December 31, 2009 was $16,509,357.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AB	Stock Company

AE	Limited Company

AG	Stock Corporation

AS	Stock Corporation

ASA	Stock Corporation

CDI	Clearing House Electronic Subregister System (CHESS) Depository Interest

CVA	Dutch Certificate

KGaA	Limited Partnership with shares

KK	Joint Stock Company

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

RSP	Savings Shares

SA	Stock Company

SCA	Limited partnership with share capital

SCPA	Italian consortium joint-stock company

SE	Sweden

SGPS	Holding Enterprise

SP	Spain

SpA	Limited Share Company

At December 31, 2009, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

		Currency			Unrealized
	Delivery	Received/	Contract	Market	Appreciation/
Currency	Date	(Delivered)	Value	Value	(Depreciation)

Short Contracts:
Australian Dollar	1/15/10	(140,000)	$(123,262)	$(125,625)	$(2,363)
British Pound	1/15/10	(180,000)	(286,910)	(290,724)	(3,814)
Euro	1/15/10	(500,000)	(717,850)	(716,775)	1,075
Japanese Yen	1/15/10	(200,000,000)	(2,317,972)	(2,147,535)	170,437

Total Short Contracts			$(3,445,994)	$(3,280,659)	$165,335

		Currency			Unrealized
	Delivery	Received/	Contract	Market	Appreciation/
Currency	Date	(Delivered)	Value	Value	(Depreciation)

Long Contracts:
Australian Dollar	1/15/10	75,000	$65,688	$67,299	$1,611
Australian Dollar	1/15/10	65,000	58,764	58,326	(438)
British Pound	1/15/10	100,000	159,700	161,513	1,813
British Pound	1/15/10	80,000	129,795	129,211	(584)
Euro	1/15/10	475,000	678,087	680,936	2,849
Euro	1/15/10	145,000	210,515	207,865	(2,650)
Euro	1/15/10	175,000	249,566	250,871	1,305
Hong Kong Dollar	1/15/10	525,000	67,735	67,717	(18)
Japanese Yen	1/15/10	9,000,000	100,159	96,639	(3,520)
Japanese Yen	1/15/10	483,000,000	5,333,228	5,186,299	(146,929)
Japanese Yen	1/15/10	40,800,000	450,689	438,097	(12,592)
Japanese Yen	1/15/10	70,000,000	763,972	751,638	(12,334)
Japanese Yen	1/15/10	40,000,000	436,316	429,507	(6,809)

Total Long Contracts			$8,704,214	$8,525,918	$(178,296)

At December 31, 2009, the Fund’s open futures contracts were as follows (Note 2):

			Notional	Unrealized
Number of			Value Covered	Appreciation
Contracts	Long Contracts	Expiration	by Contracts	(Depreciation)

298	DJ Euro STOXX 50	03/19/10	$12,696,322	$369,083
105	FTSE 100 Index	03/19/10	9,092,889	175,338
85	OMXS30 Index	01/22/10	1,131,607	(9,046)
41	SPI 200 Index	03/18/10	4,492,126	185,458
92	Topix Index	03/11/10	8,934,772	87,676

			$36,347,716	$808,509

The accompanying notes are an integral part of these financial statements.

28 Annual Report 2009

Statement of Assets and Liabilities
December 31, 2009

NVIT International
Index Fund

Assets:
Investments, at value* (cost $1,094,934,478)	$1,004,305,474
Repurchase agreements, at value and cost	16,509,357

Total Investments	1,020,814,831

Deposits with broker for futures	2,725,000
Foreign currencies, at value (cost $62,179,706)	61,395,811
Interest and dividends receivable	959,445
Security lending income receivable	24,967
Receivable for investments sold	9,299,959
Receivable for capital shares issued	617,716
Reclaims receivable	267,968
Receivable for variation margin on futures contracts	70,988
Unrealized appreciation on forward foreign currency contracts (Note 2)	179,090
Prepaid expenses and other assets	2,615

Total Assets	1,096,358,390

Liabilities:
Payable for investments purchased	41,271,065
Payable for capital shares redeemed	75,802
Unrealized depreciation on forward foreign currency contracts (Note 2)	192,051
Payable upon return of securities loaned (Note 2)	16,509,357
Accrued expenses and other payables:
Investment advisory fees	286,110
Fund administration fees	36,083
Distribution fees	8,417
Administrative services fees	10,830
Accounting and transfer agent fees	25,939
Trustee fees	8,814
Custodian fees	5,354
Compliance program costs (Note 3)	6,624
Professional fees	37,239
Printing fees	19,621
Other	19,463

Total Liabilities	58,512,769

Net Assets	$1,037,845,621

Represented by:
Capital	$1,151,321,197
Accumulated undistributed net investment income	48,925
Accumulated net realized losses from investment, futures contracts and foreign currency transactions	(22,869,507)
Net unrealized appreciation/(depreciation) from investments	(90,629,004)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	808,509
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(12,961)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(821,538)

Net Assets	$1,037,845,621

Net Assets:
Class II Shares	$19,971,187
Class VI Shares	1,925,332
Class VIII Shares	14,978,079
Class Y Shares	1,000,971,023

Total	$1,037,845,621

*	Includes value of securities on loan of $15,693,218 (Note 2)

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 29

Statement of Assets and Liabilities (Continued)

NVIT International
Index Fund

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	2,462,816
Class VI Shares	237,692
Class VIII Shares	1,849,034
Class Y Shares	123,215,148

Total	127,764,690

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$8.11
Class VI Shares	$8.10
Class VIII Shares	$8.10
Class Y Shares	$8.12

The accompanying notes are an integral part of these financial statements.

30 Annual Report 2009

Statement of Operations
For the Year Ended December 31, 2009

NVIT International
Index Fund

INVESTMENT INCOME:
Dividend income	$26,175,017
Income from securities lending (Note 2)	903,243
Foreign tax withholding	(2,177,527)

Total Income	24,900,733

EXPENSES:
Investment advisory fees	2,180,495
Fund administration fees	351,287
Distribution fees Class II Shares	25,151
Distribution fees Class VI Shares	3,161
Distribution fees Class VIII Shares	42,343
Administrative services fees Class II Shares	15,610
Administrative services fees Class VI Shares	2,205
Administrative services fees Class VIII Shares	12,570
Professional fees	126,816
Printing fees	59,109
Trustee fees	26,460
Custodian fees	40,000
Accounting and transfer agent fees	101,716
Compliance program costs (Note 3)	2,244
Other	49,466

Total expenses before earnings credit	3,038,633
Earnings credit (Note 5)	(513)
Net Expenses	3,038,120

NET INVESTMENT INCOME	21,862,613

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(17,699,259)
Net realized gains from futures contracts transactions (Note 2)	6,109,980
Net realized gains from forward foreign currency transactions (Note 2)	3,314,481

Net realized losses from investments, futures contracts and foreign currency transactions	(8,274,798)

Net change in unrealized appreciation/(depreciation) from investments	225,759,739
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	505,260
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(341,000)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(827,300)

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, forward currency contracts and translation of assets and liabilities denominated in foreign currencies	225,096,699

Net realized/unrealized gains from investments, futures contracts, forward currency contracts and translation of assets and liabilities denominated in foreign currencies	216,821,901

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$238,684,514

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 31

Statements of Changes in Net Assets

	NVIT International Index Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$21,862,613	$13,293,266
Net realized losses from investments, futures contracts and foreign currency transactions	(8,274,798)	(11,903,558)
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, forward currency contracts and translation of assets and liabilities denominated in foreign currencies	225,096,699	(319,797,743)

Change in net assets resulting from operations	238,684,514	(318,408,035)

Distributions to Shareholders From:
Net investment income:
Class II	(287,391)	(262,067)
Class VI	(34,833)	(34,730)
Class VII (a)	–	(14)
Class VIII	(301,643)	(230,645)
Class Y (c)	(24,560,698)	(11,659,885)
Net realized gains:
Class II	–	(19,199)
Class VI	–	(2,608)
Class VII (a)	–	(2)
Class VIII	–	(17,043)
Class Y (c)	–	(820,998)

Change in net assets from shareholder distributions	(25,184,565)	(13,047,191)

Change in net assets from capital transactions	231,296,179	623,725,789

Change in net assets	444,796,128	292,270,563

Net Assets:
Beginning of year	593,049,493	300,778,930

End of year	$1,037,845,621	$593,049,493

Accumulated undistributed net investment income at end of year	$48,925	$56,050

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	14,100,945	4,431,413
Dividends reinvested	287,391	281,266
Cost of shares redeemed	(4,983,049)	(7,681,038)

Total Class II	9,405,287	(2,968,359)

Class VI Shares
Proceeds from shares issued	923,100	1,156,766
Dividends reinvested	34,833	37,338
Cost of shares redeemed (b)	(531,272)	(683,173)

Total Class VI	426,661	510,931

Class VII Shares(a)
Proceeds from shares issued	–	–
Dividends reinvested	–	16
Cost of shares redeemed	–	(660)

Total Class VII	–	(644)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective December 3, 2008, the Fund ceased offering Class VII Shares.

(b)	Includes redemption fees — see Note 4 to Financial Statements.

(c)	Effective May 1, 2008, Class ID Shares were renamed Class Y Shares.
The accompanying notes are an integral part of these financial statements.

32 Annual Report 2009

	NVIT International Index Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

CAPITAL TRANSACTIONS: (continued)
Class VIII Shares
Proceeds from shares issued	$6,166,098	$4,363,020
Dividends reinvested	301,643	247,688
Cost of shares redeemed (b)	(2,404,999)	(5,353,702)

Total Class VIII	4,062,742	(742,994)

Class Y Shares(c)
Proceeds from shares issued	215,217,506	620,077,009
Dividends reinvested	24,560,698	12,480,883
Cost of shares redeemed	(22,376,715)	(5,631,037)

Total Class Y	217,401,489	626,926,855

Change in net assets from capital transactions	$231,296,179	$623,725,789

SHARE TRANSACTIONS:
Class II Shares
Issued	1,842,215	506,016
Reinvested	39,072	32,148
Redeemed	(674,126)	(893,626)

Total Class II Shares	1,207,161	(355,462)

Class VI Shares
Issued	121,564	110,865
Reinvested	4,750	4,388
Redeemed	(83,359)	(70,249)

Total Class VI Shares	42,955	45,004

Class VII Shares (a)
Issued	–	–
Reinvested	–	1
Redeemed	–	(104)

Total Class VII Shares	–	(103)

Class VIII Shares
Issued	880,950	467,932
Reinvested	40,976	28,981
Redeemed	(364,100)	(573,758)

Total Class VIII Shares	557,826	(76,845)

Class Y Shares (c)
Issued	34,076,585	65,094,524
Reinvested	3,366,921	1,576,384
Redeemed	(3,027,295)	(574,312)

Total Class Y Shares	34,416,211	66,096,596

Total change in shares	36,224,153	65,709,190

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective December 3, 2008, the Fund ceased offering Class VII Shares.

(b)	Includes redemption fees — see Note 4 to Financial Statements.

(c)	Effective May 1, 2008, Class ID Shares were renamed Class Y Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 33

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT International Index Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains (Losses)	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Net Assets (b)(c)	Turnover (d)
Class II Shares
Year Ended December 31, 2009 (e)	$6.47	0.16	1.67	1.83	(0.19)	–	(0.19)	$8.11	28.58%	$19,971,187	0.77%	2.24%	0.77%	4.25%
Year Ended December 31, 2008 (e)	$11.63	0.28	(5.25)	(4.97)	(0.18)	(0.01)	(0.19)	$6.47	(43.11%)	$8,121,114	0.80%	3.01%	0.80%	5.50%
Year Ended December 31, 2007 (e)	$10.82	0.17	0.86	1.03	(0.19)	(0.03)	(0.22)	$11.63	9.40%	$18,733,442	0.76%	1.63%	0.78%	36.09%
Period Ended December 31, 2006 (e)(f)	$10.00	0.12	0.82	0.94	(0.12)	–	(0.12)	$10.82	9.57%	$1,095	0.76%	1.83%	1.29%	10.94%

Class VI Shares
Year Ended December 31, 2009 (e)	$6.46	0.16	1.67	1.83	(0.19)	–	(0.19)	$8.10	28.62%	$1,925,332	0.79%	2.31%	0.79%	4.25%
Year Ended December 31, 2008 (e)	$11.62	0.26	(5.23)	(4.97)	(0.18)	(0.01)	(0.19)	$6.46	(43.11%)	$1,258,425	0.75%	2.93%	0.89%	5.50%
Year Ended December 31, 2007 (e)	$10.81	0.19	0.84	1.03	(0.19)	(0.03)	(0.22)	$11.62	9.50%	$1,739,262	0.80%	1.97%	0.88%	36.09%
Period Ended December 31, 2006 (e)(f)	$10.00	0.07	0.86	0.93	(0.12)	–	(0.12)	$10.81	9.42%	$350,392	0.76%	1.25%	1.13%	10.94%

Class VIII Shares
Year Ended December 31, 2009 (e)	$6.46	0.16	1.66	1.82	(0.18)	–	(0.18)	$8.10	28.61%	$14,978,079	0.82%	2.22%	0.82%	4.25%
Year Ended December 31, 2008 (e)	$11.61	0.28	(5.24)	(4.96)	(0.18)	(0.01)	(0.19)	$6.46	(43.09%)	$8,345,491	0.76%	3.00%	0.77%	5.50%
Year Ended December 31, 2007 (e)	$10.80	0.18	0.83	1.01	(0.17)	(0.03)	(0.20)	$11.61	9.39%	$15,887,449	0.82%	1.87%	0.91%	36.09%
Period Ended December 31, 2006 (e)(f)	$10.00	0.07	0.85	0.92	(0.12)	–	(0.12)	$10.80	9.30%	$5,030,724	0.88%	0.98%	1.35%	10.94%

Class Y Shares (g)
Year Ended December 31, 2009 (e)	$6.48	0.19	1.67	1.86	(0.22)	–	(0.22)	$8.12	29.07%	$1,000,971,023	0.37%	2.76%	0.37%	4.25%
Year Ended December 31, 2008 (e)	$11.65	0.24	(5.18)	(4.94)	(0.22)	(0.01)	(0.23)	$6.48	(42.87%)	$575,324,463	0.37%	2.85%	0.38%	5.50%
Year Ended December 31, 2007 (e)	$10.83	0.20	0.87	1.07	(0.22)	(0.03)	(0.25)	$11.65	9.89%	$264,417,580	0.36%	2.15%	0.44%	36.09%
Period Ended December 31, 2006 (e)(f)	$10.00	0.14	0.83	0.97	(0.14)	–	(0.14)	$10.83	9.83%	$43,912,307	0.37%	2.21%	0.62%	10.94%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(g)	Effective May 1, 2008, Class ID Shares were renamed Class Y Shares.

The accompanying notes are an integral part of these financial statements.

34 Annual Report 2009

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT International Index Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) as well as other separate accounts currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sales price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of

2009 Annual Report 35

Notes to Financial Statements (Continued)
December 31, 2009

the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

36 Annual Report 2009

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$—	$989,676,049	$—	$989,676,049

Forward Currency Contracts	—	179,090	—	179,090

Futures Contracts	817,555	—	—	817,555

Mutual Fund	10,961,368	—	—	10,961,368

Preferred Stocks	—	3,644,343	—	3,644,343

Repurchase Agreement	—	16,509,357	—	16,509,357

Rights	—	10,422	—	10,422

Warrants	—	13,292	—	13,292

Total Assets	11,778,923	1,010,032,553	—	1,021,811,476

Liabilities:
Forward Currency Contracts	—	(192,051)	—	(192,051)

Futures Contracts	(9,046)	—	—	(9,046)

Total Liabilities	(9,046)	(192,051)	—	(201,097)

Total	$11,769,877	$1,009,840,502	$—	$1,021,610,379

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

* See Statement of Investments for identification of securities by type and industry classification.

(b)	Credit Derivatives

The Fund is subject to the provisions of ASC 815, “Derivatives and Hedging” (formerly known as SFAS 133). In September 2008, the FASB amended ASC 815-10 (formerly known as FSP FAS 133-1). ASC 815-10, which is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives, requires financial disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments and disclosures of the current status of the payment performance risk of a guarantee. Management has concluded that adoption of the amendments did not impact the Fund’s financial statement disclosures.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund translates foreign currency transactions into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. The fluctuations are included in the net realized and unrealized gain or loss shown on the Statement of Operations.

(d)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Forward foreign currency contracts are valued at the current cost of

2009 Annual Report 37

Notes to Financial Statements (Continued)
December 31, 2009

covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the Fund enters into a forward foreign currency contract, it is exposed to risks from unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contract may be unable to meet their obligations under the contract.

Forward foreign currency contracts, if any, are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) from forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

(e)	Futures Contracts

The Fund is subject to equity price risk, credit risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into financial futures contracts (“futures contracts”) to gain exposure to, or hedge against changes in, the value of equities, the value of fixed income securities, interest rates or foreign currencies. The Fund may also enter into futures contracts for non-hedging purposes. If the Fund does so, the aggregate initial margin and premiums required to enter into and maintain futures contracts may not exceed 5% of the value of the Fund’s net assets after taking into account unrealized profits and unrealized losses on such futures contracts.

Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, know as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value/market value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. Futures contracts involve minimal counterparty credit risk to the Fund because futures contracts are exchange-traded, and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees futures contacts against defaults.

Futures contracts, if any, are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures.”

The Fund is subject to the provisions of FASB ASC, “Derivatives and Hedging” (ASC 815) (formerly known as Statement of Financial Accounting Standards 161). The standard requires enhanced disclosure about an entity’s derivative and hedging activities. The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2009.

38 Annual Report 2009

Fair Values of Derivative Instruments as of December 31, 2009
Derivatives not accounted for as hedging instruments under ASC 815

Statement of Assets and Liabilities Location

Assets:	Asset Derivatives	Fair Value

Foreign exchange contracts	Receivables	$179,090

Equity contracts	Receivables, Net Assets — Unrealized appreciation	817,555

Total		$996,645

Liabilities:	Liability Derivatives

Foreign exchange contracts	Payables	$(192,051)

Equity contracts	Payables, Net Assets — Unrealized depreciation	(9,046)

Total		$(201,097)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009

Realized Gain (Loss)	Futures Contracts	Forward Foreign Currency	Total

Foreign exchange contracts	$—	$3,314,481	$3,314,418

Equity contracts	6,109,980	—	6,109,980

Total	$6,109,980	$3,314,481	$9,424,398

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Operations for the Year Ended December 31, 2009

	Futures Contracts	Forward Foreign Currency	Total

Foreign exchange contracts	$—	$(341,000)	$(341,000)

Equity contracts	505,260	—	505,260

Total	$505,260	$(341,000)	$164,260

Amounts designated as “—” are zero or have been rounded to zero.

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the year ended December 31, 2009.

(f)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

2009 Annual Report 39

Notes to Financial Statements (Continued)
December 31, 2009

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(h)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that (1) the borrower deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter the borrower mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2009, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral

$15,693,218	$16,509,357

(i)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(j)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

40 Annual Report 2009

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(k)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series with the Trust. Income, Fund expenses and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. BlackRock Investment Management, LLC (the “subadviser”) is the subadviser for the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

Up to $1.5 billion	0.27%

$1.5 up to $3 billion	0.26%

$3 billion or more	0.25%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadviser $874,847 for the year ended December 31, 2009.

2009 Annual Report 41

Notes to Financial Statements (Continued)
December 31, 2009

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding 0.37% for all share classes of the Fund until April 30, 2010.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

As of December 31, 2009, the cumulative potential reimbursements, listed by the year in which NFA waived or reimbursed fees or expenses to the Fund, are:

Fiscal Year	Fiscal Year	Fiscal Year
2007	2008	2009
Amount	Amount	Amount	Total

$85,973	$59,094	$—	$145,067

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services

42 Annual Report 2009

to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class II, Class VI and Class VIII of the Fund.

For the year ended December 31, 2009, NFS received $30,385 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $2,244.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25% for Class II, Class VI and Class VIII shares of the Fund.

4. Short-term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class VI and Class VIII shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class VI and Class VIII shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class VI and Class VIII shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class VI and Class VIII shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $252 from Class VI and $1,244 from Class VIII.

For the year ended December 31, 2008, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $109 from Class VI and $2,875 from Class VIII.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and

2009 Annual Report 43

Notes to Financial Statements (Continued)
December 31, 2009

earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $240,490,220 and sales of $32,604,671 (excluding short-term securities).

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments. Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Credit and Market Risk. The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

44 Annual Report 2009

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$25,184,565	$—	$25,184,565	$—	$25,184,565

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$12,700,793	$346,398	$13,047,191	$—	$13,047,191

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	and Other Losses	(Depreciation)*	(Deficit)

$1,679,970	$—	$1,679,970	$—	$(21,873,744)	$(93,281,802)	$(113,475,576)

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to wash sales and adjustments for passive foreign investment companies.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$1,114,081,780	$44,909,309	$(138,176,258)	$(93,266,949)

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contributions:

Amount	Expires

$2,921,011	2016

$17,097,785	2017

Net capital losses incurred October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2009, the Fund deferred to January 1, 2010, post-October capital losses and post-October passive foreign investment company losses in the amount of $1,854,948.

2009 Annual Report 45

Notes to Financial Statements (Continued)
December 31, 2009

10. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

46 Annual Report 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT International Index Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

2009 Annual Report 47

Supplemental Information
(Unaudited)

Other Federal Tax Information

The Fund has derived net income from sources within foreign countries. As of December 31, 2009, the foreign source income for the Fund was $13,954,638 or $0.11 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2009, the foreign tax credit for the Fund was $716,742 or $0.01 per outstanding share.

48 Annual Report 2009

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

2009 Annual Report 49

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

50 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

2009 Annual Report 51

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

52 Annual Report 2009

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2009 Annual Report 53

NVIT Cardinalsm Balanced Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

11	Statement of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Supplemental Information

26	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-CD-BAL (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President and CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Cardinal Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and initial public offerings (IPOs).

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of

2 Annual Report 2009

investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Dow Jones (DJ) Wilshire 5000 Composite Index: An unmanaged, market capitalization-weighted index of all U.S.-headquartered equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 3000® Index: An unmanaged index that measures the performance of the stocks of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard &Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Variable Insurance Trust Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Fund Advisors.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC, Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Cardinalsm Balanced Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Cardinal Balanced Fund (Class II at NAV) returned 19.82% versus 18.07% for its composite benchmark, which consists of 35% Russell 3000® Index, 15% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, and 50% Barclays Capital (BARCAP) U.S. Aggregate Bond Index, and 18.05% for its former benchmark, a blend of 35% Dow Jones (DJ) Wilshire 5000 Composite Index, 50% BARCAP U.S. Aggregate Bond Index and 15% MSCI EAFE Index.* For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 179 funds as of December 31, 2009) was 22.97% for the same time period.

*	The composite benchmark for the NVIT Cardinal Balanced Fund changed as stated above effective September 30, 2009.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, all 13 underlying investments within the Fund posted positive returns. The NVIT Multi-Manager Large Cap Growth Fund and the NVIT Multi-Manager Large Cap Value Fund (with target allocations within the Fund of 12.5% each during the reporting period) provided the most positive relative returns for the Fund, gaining 30.07% and 27.77%, respectively, during the reporting period. The U.S. large-capitalization equity market rebounded strongly during the last three quarters of 2009.

What areas of investment detracted from Fund performance?

Those underlying investments that provided the least-positive contribution to the Fund’s overall returns were the NVIT Money Market Fund and the NVIT Short Term Bond Fund. These two underlying funds returned 0.09% and 7.53%, respectively, and had target allocations within the Fund of 6% and 14%, respectively, during the reporting period. Money market instruments posted returns that were barely positive during the reporting period; the low-interest-rate environment that had prevailed since 2008 (a reaction to the weakened economy) resulted in minuscule returns for high-quality money market instruments. The Fund’s exposure to U.S. Treasury and government Agency securities generally detracted from Fund performance during the reporting period.

What is your outlook for the near term?

In considering the markets ahead of us, we think a look back is instructive. We witnessed two very different market environments during the reporting period. January through early March was characterized by continued deterioration of financial and economic conditions on a global scale that was experienced in 2008. Virtually all equity markets declined dramatically, and investor selling was largely indiscriminate as investors fled from nearly all asset classes with the exception of U.S. Treasury bonds. In March 2009, however, global equity markets began rallying on the back of new initiatives from the U.S. government, improving economic data and strengthening corporate earnings. We believe the current rally should lead to a return of a more normal market environment, at least as viewed from a historical perspective. Market volatility levels have subsided, liquidity has increased in the credit markets, and investor confidence has improved. A fair amount of optimism, though cautious, has finally returned to global equity markets.

The events of the past year should serve to reinforce the critical importance of investing in a broadly diversified portfolio of investments.

2009 Annual Report 5

NVIT Cardinalsm Balanced Fund
(Continued)

The table below lists the target allocation as of December 31, 2009, for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period.

NVIT Cardinal Balanced Fund
Performance of Underlying Investments for Periods Ended December 31, 2009

Asset		Target	1-year	5-year	Since	Inception
Class	Underlying Investment	Allocation*	Return	Return	Inception	Date

Bonds	NVIT Core Bond Fund	15.0%	8.92%	N/A	4.49%	3/25/08
	NVIT Core Plus Bond Fund	15.0%	16.89%	N/A	9.33%	3/25/08
	NVIT Short Term Bond Fund	14.0%	7.53%	N/A	4.04%	3/25/08

Large-Cap Stocks	NVIT Multi-Manager Large Cap Growth Fund	12.5%	30.07%	N/A	-6.32%	3/25/08
	NVIT Multi-Manager Large Cap Value Fund	12.5%	27.77%	N/A	-7.40%	3/25/08

International Stocks	NVIT Multi-Manager International Growth Fund	6.0%	36.71%	N/A	-7.66%	3/25/08
	NVIT Multi-Manager International Value Fund	6.0%	30.09%	N/A	-13.81%	3/25/08

Money Market	NVIT Money Market Fund	6.0%	0.09%	N/A	2.85%	4/28/06

Mid-Cap Stocks	NVIT Multi-Manager Mid Cap Growth Fund	5.0%	27.23%	N/A	-8.10%	3/25/08
	NVIT Multi-Manager Mid Cap Value Fund	5.0%	30.90%	N/A	-2.99%	3/25/08

Small-Cap Stocks	NVIT Multi-Manager Small Cap Growth Fund	1.0%	27.74%	N/A	-7.07%	3/25/08
	NVIT Multi-Manager Small-Cap Value Fund	1.0%	26.60%	N/A	-4.01%	3/25/08
	NVIT Multi-Manager Small Company Fund	1.0%	34.80%	N/A	-4.59%	3/25/08

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class Y shares for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized.

*	Target allocations for each underlying investment are as of December 31, 2009. Day-to-day market activity will likely cause the Fund’s asset allocations to fluctuate from the stated target. Under ordinary circumstances, the Adviser will periodically rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

6 Annual Report 2009

Fund Performance	NVIT Cardinal Balanced Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	Inception[2]

Class I	19.88%	-0.35%

Class II	19.82%	-0.47%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 28, 2008.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class I	1.01%	0.97%

Class II	1.26%	1.06%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Cardinal Balanced Fund versus performance of the Russell 3000 Index (a), the Composite Index (new) (b), the Composite Index (former) (c), the Dow Jones (DJ) Wilshire 5000 Total Market Index (d), the MSCI EAFE Index (e), the Barclays Capital U.S. Aggregate Bond Index (f), and the Consumer Price Index (CPI) (g). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Russell 3000 Index is a benchmark index comprised of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstructed annually to ensure new and growing equities are reflected.

(b)	The Composite Index (new) is comprised of 35% Russell 3000 Index, 15% MSCI EAFE Index and 50% Barclays Capital U.S. Aggregate Bond Index.

2009 Annual Report 7

Fund Performance	NVIT Cardinal Balanced Fund
Continued

(c)	The Composite Index (former) is comprised of 35% DJ Wilshire 5000 Total Market Index, 15% MSCI EAFE Index and 50% Barclays Capital U.S. Aggregate Bond Index.

(d)	The DJ Wilshire 5000 Total Market Index represents the broadest index for the U.S. equity market, measuring the performance of all U.S.-headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index.

(e)	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

(f)	The Barclays Capital U.S. Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, Government-Related, Corporate, and Securitized sectors. It includes securities that are of investment-grade quality of better, have at least one year to maturity, and have an outstanding par value of at least $250 million.

(g)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

8 Annual Report 2009

Shareholder	NVIT Cardinal Balanced Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
NVIT Cardinal Balanced Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a,b]	07/01/09 - 12/31/09[a,b]

Class I Shares	Actual		1,000.00	1,132.50	1.56	0.29
	Hypothetical	[c]	1,000.00	1,023.74	1.48	0.29

Class II Shares	Actual		1,000.00	1,132.20	2.04	0.38
	Hypothetical	[c]	1,000.00	1,023.29	1.94	0.38

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 9

Portfolio Summary	NVIT Cardinal Balanced Fund
December 31, 2009

Asset Allocation

Equity Funds	49.8%
Fixed Income Funds	44.2%
Money Market Fund	6.0%
Liabilities in excess of other assets‡	0.0%

100.0%

Top Holdings†

NVIT Core Plus Bond Fund, Class Y	15.1%
NVIT Core Bond Fund, Class Y	15.0%
NVIT Short-Term Bond Fund, Class Y	14.1%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	12.4%
NVIT Multi-Manager Large Cap Value Fund, Class Y	12.4%
NVIT Money Market Fund, Class Y	6.0%
NVIT Multi-Manager International Growth Fund, Class Y	6.0%
NVIT Multi-Manager International Value Fund, Class Y	6.0%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	5.0%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	5.0%
Other Holdings	3.0%

100.0%

‡	Rounds to less than 0.1%.

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2009

Statement of Investments
December 31, 2009

NVIT Cardinal Balanced Fund

Mutual Funds 100.0% (a)

	Shares	Market Value

Equity Funds 49.8%
NVIT Multi-Manager International Growth Fund, Class Y	2,978,342	$25,762,659
NVIT Multi-Manager International Value Fund, Class Y	2,610,271	25,632,863
NVIT Multi-Manager Large Cap Growth Fund, Class Y	6,113,250	53,185,274
NVIT Multi-Manager Large Cap Value Fund, Class Y	6,359,581	53,102,497
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	2,531,804	21,292,476
NVIT Multi-Manager Mid Cap Value Fund, Class Y	2,326,094	21,260,504
NVIT Multi-Manager Small Cap Growth Fund, Class Y	343,250	4,235,710
NVIT Multi-Manager Small Cap Value Fund, Class Y	509,381	4,232,958
NVIT Multi-Manager Small Company Fund, Class Y	293,310	4,238,333

Total Equity Funds (cost $178,350,504)		212,943,274

Fixed Income Funds 44.2%
NVIT Core Bond Fund, Class Y	6,295,903	64,281,168
NVIT Core Plus Bond Fund, Class Y	5,963,554	64,406,382
NVIT Short-Term Bond Fund, Class Y	5,847,543	60,112,741

Total Fixed Income Funds (cost $182,584,111)		188,800,291

Money Market Fund 6.0%
NVIT Money Market Fund, Class Y, 0.00% (b) (cost $25,762,659)	25,762,659	25,762,659

Total Mutual Funds (cost $386,697,274)		427,506,224

Total Investments (cost $386,697,274) (c) — 100.0%		427,506,224

Liabilities in excess of other assets — 0.0%		(162,102)

NET ASSETS — 100.0%		$427,344,122

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of December 31, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statement of Assets and Liabilities
December 31, 2009

NVIT Cardinal
Balanced Fund

Assets:
Investments in affiliated funds, at value (cost $386,697,274)	$427,506,224
Receivable for capital shares issued	1,970,008
Prepaid expenses and other assets	965

Total Assets	429,477,197

Liabilities:
Payable for investments purchased	1,969,726
Payable for capital shares redeemed	282
Accrued expenses and other payables:
Investment advisory fees	70,265
Distribution fees	31,447
Administrative services fees	16,510
Accounting and transfer agent fees	741
Trustee fees	3,547
Custodian fees	2,106
Compliance program costs (Note 3)	2,888
Professional fees	14,634
Printing fees	7,954
Other	12,975

Total Liabilities	2,133,075

Net Assets	$427,344,122

Represented by:
Capital	$386,482,888
Accumulated net realized gain from investment transactions	52,284
Net unrealized appreciation/(depreciation) from investments in affiliated funds	40,808,950

Net Assets	$427,344,122

Net Assets:
Class I Shares	$2,353,767
Class II Shares	424,990,355

Total	$427,344,122

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	246,513
Class II Shares	44,546,520

Total	44,793,033

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.55
Class II Shares	$9.54

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statement of Operations
For the Year Ended December 31, 2009

NVIT Cardinal Balanced Fund

INVESTMENT INCOME:
Dividend income from affiliated funds	$5,929,370

Total Income	5,929,370

EXPENSES:
Investment advisory fees	555,347
Distribution fees Class II Shares	689,864
Administrative services fees Class I Shares	863
Administrative services fees Class II Shares	138,403
Professional fees	46,584
Printing fees	29,102
Trustee fees	9,296
Custodian fees	11,482
Accounting and transfer agent fees	2,240
Compliance program costs (Note 3)	1,701
Other	18,230

Total expenses before earnings credit and expenses waived	1,503,112
Earnings credit (Note 4)	(19)
Distribution fees voluntarily waived — Class II (Note 3)	(441,518)

Net Expenses	1,061,575

NET INVESTMENT INCOME	4,867,795

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from affiliated funds	1,534,033
Net realized losses from investment transactions with affiliated funds	(7,440,252)

Net realized losses from investment transactions with affiliated funds	(5,906,219)

Net change in unrealized appreciation/(depreciation) from investments in affiliated funds	57,458,124

Net realized/unrealized gains from affiliated investments	51,551,905

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$56,419,700

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Statements of Changes in Net Assets

	NVIT Cardinal Balanced Fund

	Year Ended	Period Ended
	December 31, 2009	December 31, 2008(a)
Operations:
Net investment income	$4,867,795	$1,238,169
Net realized gains/(losses) from investments	(5,906,219)	798,261
Net change in unrealized appreciation/(depreciation) from investments	57,458,124	(16,649,174)

Change in net assets resulting from operations	56,419,700	(14,612,744)

Distributions to Shareholders From:
Net investment income:
Class I	(37,722)	(22,346)
Class II	(6,321,297)	(1,474,944)
Net realized gains:
Class I	–	(8,506)
Class II	–	(676,005)
Return of capital:
Class I	(261)	(190)
Class II	(43,765)	(14,503)

Change in net assets from shareholder distributions	(6,403,045)	(2,196,494)

Change in net assets from capital transactions	230,662,968	163,473,737

Change in net assets	280,679,623	146,664,499

Net Assets:
Beginning of period	146,664,499	–

End of period	$427,344,122	$146,664,499

Accumulated undistributed net investment income at end of period	$–	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,379,160	$2,391,945
Dividends reinvested	37,983	31,042
Cost of shares redeemed	(1,089,995)	(382,941)

Total Class I	327,148	2,040,046

Class II Shares
Proceeds from shares issued	225,814,738	160,063,890
Dividends reinvested	6,365,062	2,165,452
Cost of shares redeemed	(1,843,980)	(795,651)

Total Class II	230,335,820	161,433,691

Change in net assets from capital transactions	$230,662,968	$163,473,737

SHARE TRANSACTIONS:
Class I Shares
Issued	159,460	259,413
Reinvested	4,176	3,703
Redeemed	(134,834)	(45,404)

Total Class I Shares	28,802	217,712

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

	NVIT Cardinal Balanced Fund

	Year Ended	Period Ended
	December 31, 2009	December 31, 2008(a)

SHARE TRANSACTIONS: (continued)
Class II Shares
Issued	26,212,840	17,691,746
Reinvested	692,581	262,700
Redeemed	(215,052)	(98,295)

Total Class II Shares	26,690,369	17,856,151

Total change in shares	26,719,171	18,073,863

(a)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Cardinal Balanced Fund

		Operation			Distributions					Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains (Losses)	Total	Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	from	from	Investment	Realized	Return	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	of Capital	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Net Assets (b)(c)	Turnover (d)
Class I Shares
Year Ended December 31, 2009 (e)	$8.12	0.15	1.45	1.60	(0.17)	–	–	(0.17)	$9.55	19.88%	$2,353,767	0.30%	1.72%	0.30%	8.76%
Period Ended December 31, 2008 (f)	$10.00	0.12	(1.82)	(1.70)	(0.14)	(0.04)	–	(0.18)	$8.12	(17.10%)	$1,767,818	0.26%	1.90%	0.34%	13.21%

Class II Shares
Year Ended December 31, 2009 (e)	$8.11	0.15	1.45	1.60	(0.17)	–	–	(0.17)	$9.54	19.82%	$424,990,355	0.38%	1.75%	0.54%	8.76%
Period Ended December 31, 2008 (f)	$10.00	0.12	(1.83)	(1.71)	(0.14)	(0.04)	–	(0.18)	$8.11	(17.23%)	$144,896,681	0.39%	2.73%	0.59%	13.21%

Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

16 Annual Report 2009

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Balanced Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

The Fund is constructed as a “fund of funds”, which means that the Fund pursues its investment objective by allocating the Fund’s investments primarily among other mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset values (“NAV”s) as reported by the Underlying Funds.

The following are the Valuation policies of the Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

2009 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2009

Investments held by the money market Funds are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively to maturity of security.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Underlying Funds values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Underlying Funds fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Underlying Funds foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

18 Annual Report 2009

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Mutual Funds	$427,506,224	$—	$—	$427,506,224

Total	$427,506,224	$—	$—	$427,506,224

Amounts designated as “—” are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(d)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

All Assets	0.20%

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding 0.25% for Class I and Class II shares of the Fund until April 30, 2010. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA.

As of December 31, 2009, the cumulative potential reimbursements, listed by the year in which NFA waived or reimbursed fees or expenses to the Fund, are:

Period Ended	Fiscal Year
2008 (a)	2009
Amount	Amount	Total

$19,606	$—	$19,606

Amount designated as “—” is zero.

(a)	For the period March 28, 2008 (Commencement of Operations) to December 31, 2008.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS),

20 Annual Report 2009

provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. The Fund does not pay a fee for these services.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II of the Fund. For the year ended December 31, 2009, NFS received $139,266 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $1,701.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1904 Act, Nationwide Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25% of Class II shares of the Fund. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least May 1, 2010. During the year ended December 31, 2009, the waiver of such distribution fees by NFD amounted to $441,518.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management fees of the Underlying Funds and short-term investments the Underlying Fund holds. These expenses are deducted from each of the Underlying Fund’s net assets before their share prices are calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are spread among the Underlying Funds.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $255,165,662 and sales of $24,378,808 (excluding short-term securities).

6. Portfolio Investment Risks from Underlying Funds

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign governmental laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk. The Underlying Funds invests in emerging market instruments that are subject to certain additional credit an market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Underlying Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Underlying Funds.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$6,341,139	$17,880	$6,359,019	$44,026	$6,403,045

Amounts designated as “—” are zero or have been rounded to zero.

22 Annual Report 2009

The tax character of distributions paid during the period ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$1,497,412	$684,389	$2,181,801	$14,693	$2,196,494

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$301	$7,957	$8,258	$—	$—	$40,808,950	$40,817,208

Amounts designated as “—” are zero or have been rounded to zero.

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to wash sales.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$386,644,990	$40,861,234	$—	$40,861,234

Amounts designated as “—” are zero or have been rounded to zero.

9. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

2009 Annual Report 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinal Balanced Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009 and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period March 28, 2008 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

24 Annual Report 2009

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 10.05%.

The Fund designates $17,880, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax for individuals.

2009 Annual Report 25

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

26 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

2009 Annual Report 27

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

28 Annual Report 2009

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2009 Annual Report 29

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

30 Annual Report 2009

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NVIT Money Market Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MMKT (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Principal Risks

The Fund may be subject to asset-backed securities risk. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

The Fund may be subject to repurchase agreements risk. Repurchase agreements expose the Fund to the risk that the party that sells the securities to the Fund may default on its obligation to repurchase them.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

iMoneyNet First Tier Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds that do not invest in any second-tier securities. Portfolio holdings of first-tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, first-tier commercial paper, floating-rate notes and asset-backed commercial paper.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

2 Annual Report 2009

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Federated Investment Management Co.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Federated Investment Management Co.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Money Market Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Money Market Fund (Class I at NAV) returned 0.04% versus 0.16% for its benchmark, the iMoneyNet First Tier Retail Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Money Market Funds (consisting of 105 funds as of December 31, 2009) was 0.19% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Positive contributors to Fund performance during the reporting period were predominantly in the banking sector. In addition to the banking sector, asset-backed commercial paper was a beneficial area of investment for the Fund in pursuit of positive relative returns.

What areas of investment detracted from Fund performance?

Detractors from Fund performance during the reporting period were overnight securities. These securities were generally lower-yielding securities, but were required for liquidity. The Fund held no securities that defaulted.

What is your outlook for the near term?

Looking ahead, we continue to believe that the Federal Reserve Board will not raise interest rates until at least the summer of 2010. In the meantime, however, the Federal Reserve can take steps such as a broader application of the reverse repossession process that will at least move the actual federal funds rate closer to the upper end of its zero to 25-basis-point target range. (The Fed injects liquidity in the system by purchasing securities from the market [repo]. To remove liquidity, which will cause short term rates to go up, the Fed will reverse these repos by selling the securities back to market participants.) On balance, we are guardedly optimistic that the unfriendly environment for savers that has prevailed for more than a year will gradually become more hospitable as 2010 unfolds.

While the money markets are taking their cue from the Fed, and until the Fed shifts course, we do not see money market yields changing much, and we believe an improving economy will help. In fact, yields farther out on the cash-yield curve already are rising on better economic prospects. We also expect that the Fed will act to bump up interest rates in the summer of 2010. We believe that investors should look for some modest improvement on the yield front in the coming months.

Subadviser:
Federated Investment Management Company

2009 Annual Report 5

Fund Performance	NVIT Money Market Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	5 Yr.	10 Yr.

Class I2	0.04%	2.80%	2.62%

Class II3,5	0.04%	2.80%	2.62%

Class IV3	0.09%	2.92%	2.70%

Class V3	0.06%	2.87%	2.67%

Class Y3,4	0.09%	2.89%	2.66%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[3]	These returns until the creation of Class II shares (December 14, 2009), Class IV shares (April 28, 2003), Class V shares (October 21, 2002) and Class Y shares (May 1, 2006) are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class II, Class IV, Class V or Class Y shares would have produced because all classes of shares invest in the same portfolio of securities. The performance for Class II, Class IV shares, Class V shares and Class Y shares has not been adjusted to reflect its lower expenses.

[4]	Class Y shares were known as Class ID shares until May 1, 2008.

[5]	For the period from December 14, 2009 through December 31, 2009

Expense Ratios

	Gross
	Expense	Expense
	Ratio*	Ratio*

Class I	0.64%	0.64%

Class II	0.89%	0.89%

Class IV	0.64%	0.52%

Class V	0.59%	0.59%

Class Y	0.49%	0.49%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Money Market Fund versus performance of the iMoneyNet First Tier Retail Index (iMoneyNet First Tier Retail)(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/09. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The iMoneyNet First Tier Retail is an unmanaged index that is an average of non-government retail money market mutual funds that do not invest in any second-tier securities. Portfolio holdings of first-tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, first-tier commercial paper, floating-rate notes and asset-backed commercial paper.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	NVIT Money Market Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
NVIT Money Market Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class I Shares	Actual		1,000.00	1,000.00	2.17	1.04
	Hypothetical	[b]	1,000.00	1,023.04	2.19	1.04

Class II Shares	Actual	[c]	1,000.00	1,000.00	0.14	0.29
	Hypothetical	[b,d]	1,000.00	1,023.74	1.48	0.29

Class IV Shares	Actual		1,000.00	1,000.00	2.12	0.93
	Hypothetical	[b]	1,000.00	1,023.09	2.14	0.93

Class V Shares	Actual		1,000.00	1,000.00	2.17	0.11
	Hypothetical	[b]	1,000.00	1,023.04	2.19	0.11

Class Y Shares	Actual		1,000.00	1,000.00	2.07	0.14
	Hypothetical	[b]	1,000.00	1,023.14	2.09	0.14

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

[c]	The Class commenced operations on December 14, 2009. Expenses are equal to the Class’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 18 divided by 365 (to reflect the actual days in the period).

[d]	Hypothetical Expenses Paid During the period are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one half year period).

2009 Annual Report 7

Portfolio Summary	NVIT Money Market Fund
December 31, 2009

Asset Allocation

Commercial Paper	60.6%
Certificates of Deposit	14.5%
U.S. Government Sponsored & Agency Obligations	13.1%
Mutual Funds	9.7%
Corporate Bonds	1.0%
Other assets in excess of liabilities	1.1%

100.0%

Top Industries†

Diversified Financial Services	53.1%
Commercial Banks	14.7%
U.S. Government Agencies	10.4%
Mutual Funds	9.8%
Beverages	3.1%
Thrifts & Mortgage Finance	2.9%
Health Care Providers & Services	2.4%
Food Products	1.3%
Capital Markets	1.2%
Personal Products	1.1%

100.0%

Top Holdings†

Federated Prime Cash Obligations Fund, Class I, 0.11%	5.0%
FCAR Owner Trust, 0.85%, 01/11/10	5.0%
Calyon New York, 0.28%, 02/01/10	5.0%
Federated Prime Obligations Fund, Class I, 0.09%	4.8%
Federal Home Loan Banks, 0.24%, 07/09/10	4.6%
Sheffield Receivables Corp., 0.21%, 01/21/10	3.0%
Grampian Funding LLC, 0.25%, 01/05/10	2.4%
Bank of Tokyo-Mitsubishi UFJ Ltd. — New York, 0.24%, 02/23/10	2.3%
Union Bank of California, 0.25%, 02/02/10	2.3%
Edison Asset Securitization LLC, 0.23%, 01/19/10	2.3%
Other Holdings	63.3%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

NVIT Money Market Fund

Certificates of Deposit 14.5%

	Principal Amount	Value

Commercial Banks 14.5%
Banco Bilbao Vizcaya Argentaria SA
0.26%, 03/17/10	$8,000,000	$8,000,084
0.26%, 04/12/10	10,500,000	10,500,147
Bank of Montreal, 0.23%, 12/06/10	8,000,000	8,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd. — New York, 0.24%, 02/23/10	56,800,000	56,800,000
Barclays Bank PLC, 0.80%, 01/19/10	35,000,000	35,000,000
Calyon New York, 0.28%, 02/01/10	120,000,000	120,000,000
Canadian Imperial Bank of Commerce — New York, 0.38%, 03/22/10	29,500,000	29,500,000
Societe Generale — New York, 0.24%, 02/23/10	6,400,000	6,400,000
Societe Generale — Paris, 0.48%, 02/11/10	25,000,000	25,000,000
Toronto Dominion Bank NY, 0.23%, 12/09/10	2,000,000	2,000,000
Union Bank of California, 0.25%, 02/02/10	56,000,000	56,000,000

Total Certificates of Deposit (cost $357,200,231)		357,200,231

Commercial Paper 60.6%

Beverages 3.0%
Coca-Cola Co. (The)
0.15%, 01/19/10 (a)	500,000	499,962
0.10%, 01/22/10 (a)	6,966,000	6,965,594
0.22%, 05/11/10 (a)	10,000,000	9,992,056
0.18%, 05/13/10 (a)	35,000,000	34,976,900
0.22%, 06/07/10 (a)	21,900,000	21,878,988

		74,313,500

Diversified Financial Services 53.2%
Atlantic Asset Securitization LLC
0.19%, 01/08/10 (a)	11,600,000	11,599,572
0.23%, 01/11/10 (a)	11,000,000	10,999,297
0.20%, 01/12/10 (a)	24,863,000	24,861,492
0.21%, 02/02/10 (a)	46,000,000	45,991,413
0.19%, 02/04/10 (a)	25,100,000	25,095,450
0.20%, 03/02/10 (a)	3,400,000	3,398,867
Barton Capital Corp.
0.23%, 02/04/10 (a)	47,930,000	47,919,493
0.17%, 02/22/10 (a)	36,000,000	35,991,160
Chariot Funding LLC
0.22%, 01/05/10 (a)	25,000,000	24,999,389
0.16%, 01/15/10 (a)	18,600,000	18,598,843
0.16%, 01/20/10 (a)	27,386,000	27,383,687
0.17%, 02/12/10 (a)	500,000	499,901
0.18%, 03/05/10 (a)	51,000,000	50,983,935
Danske Corp.
0.22%, 01/04/10 (a)	3,800,000	3,799,931
0.20%, 02/16/10 (a)	31,100,000	31,092,052
Edison Asset Securitization LLC
0.23%, 01/19/10 (a)	55,000,000	54,993,675
0.22%, 01/21/10 (a)	7,358,000	7,357,101
0.21%, 03/11/10 (a)	23,099,000	23,089,702
0.21%, 03/15/10 (a)	25,800,000	25,789,013
0.21%, 03/16/10 (a)	3,200,000	3,198,619
Enterprise Funding Co. LLC
0.18%, 01/20/10 (a)	7,000,000	6,999,347
0.24%, 01/21/10 (a)	5,000,000	4,999,333
0.18%, 02/12/10 (a)	16,025,000	16,021,635
0.20%, 02/18/10 (a)	4,848,000	4,846,707
0.20%, 02/22/10 (a)	4,408,000	4,406,727
0.20%, 02/24/10 (a)	7,606,000	7,603,718
0.20%, 03/02/10 (a)	25,358,000	25,349,547
0.20%, 03/22/10 (a)	52,310,000	52,286,751
Fairway Finance LLC
0.27%, 01/07/10 (a)	35,000,000	34,998,425
0.20%, 01/11/10 (a)	8,900,000	8,899,506
Falcon Asset Securitization Co. LLC
0.22%, 01/15/10 (a)	50,000,000	49,995,722
0.17%, 01/25/10 (a)	11,800,000	11,798,663
FCAR Owner Trust,
0.85%, 01/11/10	120,300,000	120,271,596
General Electric Capital Corp.
0.17%, 02/17/10	1,100,000	1,099,756
0.49%, 03/26/10	31,000,000	30,982,290
Grampian Funding LLC
0.25%, 01/05/10 (a)	58,000,000	57,998,389
0.25%, 01/06/10 (a)	2,500,000	2,499,913
ING US Funding LLC
0.23%, 01/19/10	8,000,000	7,999,100
0.29%, 03/09/10	15,200,000	15,191,796
0.38%, 03/15/10	7,000,000	6,994,606
Jupiter Securitization Co. LLC,
0.17%, 02/04/10 (a)	27,600,000	27,595,569
Kitty Hawk Funding Corp., 0.23%, 02/02/10 (a)	10,003,000	10,000,955
Salisbury Receivables Co. LLC
0.22%, 01/05/10 (a)	34,000,000	33,999,155
0.21%, 01/06/10 (a)	47,000,000	46,998,629
0.18%, 01/13/10 (a)	29,000,000	28,998,260
0.21%, 01/15/10 (a)	5,200,000	5,199,575
0.18%, 01/22/10 (a)	9,000,000	8,999,055

2009 Annual Report 9

Statement of Investments (Continued)
December 31, 2009

NVIT Money Market Fund (Continued)

Commercial Paper (continued)
	Principal Amount	Value

Sheffield Receivables Corp.
0.21%, 01/07/10 (a)	$3,400,000	$3,399,881
0.21%, 01/08/10 (a)	10,500,000	10,499,571
0.21%, 01/12/10 (a)	10,100,000	10,099,352
0.21%, 01/21/10 (a)	72,300,000	72,291,565
0.19%, 02/17/10 (a)	13,000,000	12,996,775
Societe Generale North America, Inc.
0.20%, 01/22/10	6,900,000	6,899,195
0.25%, 02/10/10	9,285,000	9,282,421
Starbird Funding Corp.
0.16%, 01/11/10 (a)	11,800,000	11,799,475
0.20%, 01/21/10 (a)	11,000,000	10,998,778
Surrey Funding Corp.
0.23%, 02/12/10 (a)	3,500,000	3,499,061
0.26%, 02/23/10 (a)	37,500,000	37,485,850
Yorktown Capital LLC, 0.16%, 01/07/10 (a)	5,000,000	4,999,867

		1,304,929,108

Food Products 1.3%
Nestle Capital Corp.
0.12%, 02/02/10 (a)	7,000,000	6,999,253
0.14%, 03/19/10 (a)	25,000,000	24,992,514

		31,991,767

Health Care Providers & Services 2.3%
Johnson & Johnson
0.10%, 02/08/10 (a)	42,200,000	42,195,546
0.13%, 03/18/10 (a)	15,000,000	14,995,883

		57,191,429

Personal Products 0.8%
Procter & Gamble International Funding SCA, 0.23%, 01/06/10 (a)	18,200,000	18,199,419

Total Commercial Paper (cost $1,486,625,223)		1,486,625,223

Corporate Bonds 1.0%

Diversified Financial Services 0.6%
General Electric Capital Corp.
0.40%, 03/12/10 (b)	600,000	600,072
0.33%, 05/10/10 (b)	7,000,000	6,928,404
4.25%, 09/13/10	1,400,000	1,432,209
0.31%, 10/06/10 (b)	5,414,000	5,405,105

		14,365,790

Personal Products 0.4%
Procter & Gamble International Funding SCA, 0.53%, 02/08/10 (b)	9,000,000	9,000,000

Total Corporate Bonds (cost $23,365,790)		23,365,790

U.S. Government Sponsored & Agency Obligations 13.1%

Federal Home Loan Banks
1.05%, 02/23/10	25,000,000	24,996,341
0.80%, 03/11/10 (b)	15,000,000	14,999,631
0.24%, 07/09/10 (b)	110,000,000	110,000,000
0.55%, 08/04/10	32,000,000	31,987,331
0.50%, 10/27/10	20,000,000	20,000,000
0.40%, 12/27/10	50,000,000	50,000,000
Federal Home Loan Mortgage Corp., 0.00%, 06/21/10 (c)	50,000,000	49,950,125
Federal National Mortgage Association, 0.00%, 02/10/10 (c)	20,000,000	19,997,778

Total U.S. Government Sponsored & Agency Obligations (cost $321,931,206)		321,931,206

Mutual Funds 9.7%

Money Market Funds 9.7%
Federated Prime Cash Obligations Fund, Class I, 0.11% (d)	122,037,918	122,037,918
Federated Prime Obligations Fund, Class I, 0.09% (d)	115,983,658	115,983,658

Total Mutual Funds (cost $238,021,576)		238,021,576

Total Investments (cost $2,427,144,026) (e) — 98.9%		2,427,144,026

Other assets in excess of liabilities — 1.1%		27,563,864

NET ASSETS — 100.0%		$2,454,707,890

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate

10 Annual Report 2009

value of these securities at December 31, 2009 was $1,287,904,463 which represents 52.46% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2009. The maturity date represents the actual maturity date.

(c)	The rate reflected in the statement of investments is the discount rate at the time of purchase.

(d)	Represents 7-day effective yield as of December 31, 2009.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

PLC	Public Limited Company

SA	Stock Company

SCA	Limited partnership with share capital

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statement of Assets and Liabilities
December 31, 2009

NVIT Money
Market Fund

Assets:
Investments, at value (cost $2,427,144,026)	$2,427,144,026
Cash	10,966,824
Interest and dividends receivable	656,830
Receivable for capital shares issued	24,164,209
Prepaid expenses and other assets	20,593

Total Assets	2,462,952,482

Liabilities:
Payable for capital shares redeemed	7,355,691
Accrued expenses and other payables:
Investment advisory fees	140,480
Fund administration fees	90,414
Distribution fees	64,374
Administrative services fees	260,865
Accounting and transfer agent fees	5,598
Trustee fees	21,280
Custodian fees	42,454
Compliance program costs (Note 3)	11,527
Professional fees	110,637
Printing fees	93,793
Other	47,479

Total Liabilities	8,244,592

Net Assets	$2,454,707,890

Represented by:
Capital	$2,456,260,542
Accumulated undistributed net investment income	3,198
Accumulated net realized losses from investment transactions	(1,555,850)

Net Assets	$2,454,707,890

Net Assets:
Class I Shares	$1,290,121,011
Class II Shares	295,700,874
Class IV Shares	90,950,906
Class V Shares	523,140,279
Class Y Shares	254,794,820

Total	$2,454,707,890

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,290,988,270
Class II Shares	295,892,417
Class IV Shares	90,997,686
Class V Shares	523,501,181
Class Y Shares	254,884,629

Total	2,456,264,183

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$1.00
Class II Shares	$1.00
Class IV Shares	$1.00
Class V Shares	$1.00
Class Y Shares	$1.00

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statement of Operations
For the Year Ended December 31, 2009

NVIT Money
Market Fund

INVESTMENT INCOME:
Interest income	$13,329,449
Dividend income	570,967

Total Income	13,900,416

Expenses:
Investment advisory fees	9,345,515
Fund administration fees	1,130,607
Distribution fees Class II Shares	37,138
Administrative services fees Class I Shares	2,376,539
Administrative services fees Class II Shares (a)	23,768
Administrative services fees Class IV Shares	161,041
Administrative services fees Class V Shares	570,516
Professional fees	507,121
Printing fees	314,710
Trustee fees	81,518
Custodian fees	134,200
Accounting and transfer agent fees	4,588
Compliance program costs (Note 3)	31,256
Treasury guarantee fees (Note 7)	732,565
Other	159,896

Total expenses before earnings credit and expenses reimbursed/waived	15,610,978
Distribution fees voluntarily waived — Class II (Note 3)	(37,135)
Earnings credit (Note 4)	(6,230)
Investment advisory fees voluntarily waived (Note 3)	(905,566)
Administrative services fees voluntarily waived — Class I (Note 3)	(1,543,498)
Administrative services fees voluntarily waived — Class II (a) (Note 3)	(23,765)
Administrative services fees voluntarily waived — Class IV (Note 3)	(23,410)
Administrative services fees voluntarily waived — Class V (Note 3)	(357,165)
Expenses reimbursed by adviser (Note 3)	(141,332)

Net Expenses	12,572,877

NET INVESTMENT INCOME	1,327,539

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	12,163

Net realized/unrealized gains from investments	12,163

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,339,702

(a)	For the period from December 14, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Statements of Changes in Net Assets

	NVIT Money Market Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$1,327,539	$52,004,555
Net realized gains/(losses) from investments	12,163	(1,539,284)

Change in net assets resulting from operations	1,339,702	50,465,271

Distributions to Shareholders From:
Net investment income:
Class I	(757,904)	(34,046,282)
Class II (a)	–	–
Class IV	(77,598)	(1,705,912)
Class V	(349,983)	(12,141,125)
Class Y (b)	(139,444)	(4,110,648)

Change in net assets from shareholder distributions	(1,324,929)	(52,003,967)

Change in net assets from capital transactions	(325,015,204)	453,002,703

Change in net assets	(325,000,431)	451,464,007

Net Assets:
Beginning of year	2,779,708,321	2,328,244,314

End of year	$2,454,707,890	$2,779,708,321

Accumulated undistributed net investment income at end of year	$3,198	$588

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$370,988,906	$1,102,753,792
Dividends reinvested	757,904	34,046,282
Cost of shares redeemed	(931,688,668)	(841,449,356)

Total Class I	(559,941,858)	295,350,718

Class II Shares (a)
Proceeds from shares issued	30,012,703	–
Proceeds from shares issued from merger (Note 7)	303,548,129	–
Cost of shares redeemed	(37,668,415)	–

Total Class II	295,892,417	–

Class IV Shares
Proceeds from shares issued	45,412,180	29,511,874
Dividends reinvested	77,598	1,705,912
Cost of shares redeemed	(37,445,283)	(26,561,881)

Total Class IV	8,044,495	4,655,905

Class V Shares
Proceeds from shares issued	331,384,130	495,763,363
Dividends reinvested	349,983	12,141,125
Cost of shares redeemed	(485,839,382)	(341,988,677)

Total Class V	(154,105,269)	165,915,811

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from December 14, 2009 (commencement of operations) through December 31, 2009.

(b)	Effective May 1, 2008, Class ID shares were renamed Class Y shares.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

	NVIT Money Market Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

CAPITAL TRANSACTIONS: (continued)
Class Y Shares (a)
Proceeds from shares issued	$194,501,117	$70,987,082
Dividends reinvested	139,444	4,110,648
Cost of shares redeemed	(109,545,550)	(88,017,461)

Total Class Y	85,095,011	(12,919,731)

Change in net assets from capital transactions	$(325,015,204)	$453,002,703

SHARE TRANSACTIONS:
Class I Shares
Issued	370,988,906	1,102,753,792
Reinvested	757,904	34,046,282
Redeemed	(931,688,668)	(841,449,356)

Total Class I Shares	(559,941,858)	295,350,718

Class II Shares (b)
Issued	30,012,703	–
Issued in merger (Note 7)	303,548,129	–
Redeemed	(37,668,415)	–

Total Class II Shares	295,892,417	–

Class IV Shares
Issued	45,412,180	29,511,874
Reinvested	77,598	1,705,912
Redeemed	(37,445,283)	(26,561,881)

Total Class IV Shares	8,044,495	4,655,905

Class V Shares
Issued	331,384,130	495,763,363
Reinvested	349,983	12,141,125
Redeemed	(485,839,382)	(341,988,677)

Total Class V Shares	(154,105,269)	165,915,811

Class Y Shares (a)
Issued	194,501,117	70,987,082
Reinvested	139,444	4,110,648
Redeemed	(109,545,550)	(88,017,461)

Total Class Y Shares	85,095,011	(12,919,731)

Total change in shares	(325,015,204)	453,002,703

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective May 1, 2008, Class ID shares were renamed Class Y shares.

(b)	For the period from December 14, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Money Market Fund

		Operations		Distributions				Ratios / Supplemental Data

													Ratio of
												Ratio of Net	Expenses
	Net Asset										Ratio of	Investment	(Prior to
	Value,	Net	Total	Net		Capital	Net Asset			Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	from	Investment	Total	Contributions	Value, End	Total		at End	to Average	to Average	to Average
	of Period	Income	Operations	Income	Distributions	from Advisor	of Period	Return (a)		of Period	Net Assets (b)	Net Assets (b)	Net Assets (b)

Class I Shares
Year Ended December 31, 2009 (c)	$1.00	–	–	–	–	–	$1.00	0.04%		$1,290,121,011	0.53%	0.05%	0.67%
Year Ended December 31, 2008	$1.00	0.02	0.02	(0.02)	(0.02)	–	$1.00	2	.05%(d)	$1,849,909,902	0.59%	2.00%	0	.60%(e)
Year Ended December 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	–	$1.00	4	.79%(f)	$1,555,557,742	0.64%	4.69%	0	.64%(e)
Year Ended December 31, 2006	$1.00	0.04	0.04	(0.04)	(0.04)	–	$1.00	4.53%		$1,269,500,302	0.64%	4.46%	0	.64%(g)
Year Ended December 31, 2005	$1.00	0.03	0.03	(0.03)	(0.03)	–	$1.00	2.67%		$1,173,300,924	0.65%	2.63%	0	.65%(g)

Class II Shares
Period Ended December 31, 2009 (c)(h)	$1.00	–	–	–	–	–	$1.00	0.04%		$295,700,874	0.29%	–	0.86%

Class IV Shares
Year Ended December 31, 2009 (c)	$1.00	–	–	–	–	–	$1.00	0.09%		$90,950,906	0.47%	0.10%	0.71%
Year Ended December 31, 2008	$1.00	0.02	0.02	(0.02)	(0.02)	–	$1.00	2	.15%(d)	$82,903,026	0.50%	2.12%	0	.62%(e)
Year Ended December 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	–	$1.00	4	.94%(f)	$78,295,421	0.50%	4.83%	0	.62%(e)
Year Ended December 31, 2006	$1.00	0.05	0.05	(0.05)	(0.05)	–	$1.00	4.67%		$76,972,805	0.50%	4.58%	0	.64%(e)
Year Ended December 31, 2005	$1.00	0.03	0.03	(0.03)	(0.03)	–	$1.00	2.82%		$74,115,275	0.50%	2.76%	0	.65%(e)

Class V Shares
Year Ended December 31, 2009 (c)	$1.00	–	–	–	–	–	$1.00	0.06%		$523,140,279	0.50%	0.06%	0.60%
Year Ended December 31, 2008	$1.00	0.02	0.02	(0.02)	(0.02)	–	$1.00	2	.14%(d)	$677,242,363	0.51%	2.07%	0	.52%(e)
Year Ended December 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	–	$1.00	4	.87%(f)	$511,681,426	0.57%	4.76%	0	.57%(e)
Year Ended December 31, 2006	$1.00	0.05	0.05	(0.05)	(0.05)	–	$1.00	4.61%		$466,192,183	0.56%	4.56%	0	.56%(g)
Year Ended December 31, 2005	$1.00	0.03	0.03	(0.03)	(0.03)	–	$1.00	2.75%		$318,972,875	0.57%	2.69%	0	.57%(g)

Class Y Shares (i)
Year Ended December 31, 2009 (c)	$1.00	–	–	–	–	–	$1.00	0.09%		$254,794,820	0.49%	0.07%	0.50%
Year Ended December 31, 2008	$1.00	0.02	0.02	(0.02)	(0.02)	–	$1.00	2	.18%(d)	$169,653,030	0.47%	2.19%	0	.47%(e)
Year Ended December 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	–	$1.00	4	.97%(f)	$182,709,725	0.45%	4.79%	0	.45%(e)
Period Ended December 31, 2006 (j)	$1.00	0.03	0.03	(0.03)	(0.03)	–	$1.00	3.26%		$15,448,182	0.48%	4.81%	0	.48%(g)
Amounts designated as “ – “ are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Per share calculations were performed using average shares method.
(d)	Includes payment from the adviser which increased the total return by 0.03% (Note 3).
(e)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Includes payment from the adviser which increased the total return by 0.25% (Note 3).
(g)	There were no fee reductions during the period.
(h)	For the period from December 14, 2009 (commencement of operations) through December 31, 2009.
(i)	Effective May 1, 2008, Class ID shares were renamed Class Y shares.
(j)	For the period from May 1, 2006 (commencement of operations) through October 21, 2006.

The accompanying notes are an integral part of these financial statements.

16 Annual Report 2009

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Money Market Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Investments of the Fund are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. The Fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

2009 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2009

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Certificates of Deposit	$—	$357,200,231	$—	$357,200,231

Commercial Paper	—	1,486,625,223	—	1,486,625,223

Corporate Bonds	—	23,365,790	—	23,365,790

Mutual Funds	238,021,576	—	—	238,021,576

U.S. Government Sponsored & Agency Obligations	—	321,931,206	—	321,931,206

Total	$238,021,576	$2,189,122,450	$—	$2,427,144,026

Amounts designated as “—”, are zero or have been rounded to zero.

* See Statement of Investments for identification of securities by type and industry classification.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(d)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to

18 Annual Report 2009

determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadvisor to the Fund. Federated Investment Management Company became the subadviser to the Fund as of April 2, 2009. Prior to April 2, 2009, Nationwide Asset Management, LLC (“NWAM”) was the subadviser to the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

Up to $1 billion	0.40%

$1 billion up to $2 billion	0.38%

$2 billion up to $5 billion	0.36%

$5 billion or more	0.34%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadvisers $1,025,896, of which $425,083 was paid to an affiliated subadviser, for the year ended December 31, 2009.

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding 0.50% for class IV shares of the Fund until April 30, 2010.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

As of December 31, 2009, the cumulative potential reimbursements, listed by the year in which NFA waived or reimbursed fees or expenses to the Fund, are:

Fiscal Year	Fiscal Year	Fiscal Year
2007	2008	2009	Total
Amount	Amount	Amount	Amount

$89,226	$91,053	$141,332	$321,611

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares, 0.20% of the average daily net assets of Class IV shares and 0.10% of the daily net assets of Class V shares of the Fund.

For the year ended December 31, 2009, NFS received $3,381,314 in Administrative Services fees from the Fund.

20 Annual Report 2009

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $31,256.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25%.

During the year ended December 31, 2009, NFA voluntarily waived investment advisory fees payable by the Fund in an amount equal to $905,566. During the same period, NFD voluntarily waived Rule 12b-1 fees payable by Class II shares of the Fund in an amount equal to $37,135. Also during that period, NFS voluntarily waived fees payable to it pursuant to the Trust’s Administrative Services Plan by Class I, Class II, Class IV and Class V shares of the Fund in an amount equal to $1,947,838. Each of these fee waivers was made voluntarily, and neither NFA, NFD nor NFS shall be entitled to reimbursement by the Fund of any of the amounts waived. Such waivers may be discontinued at any time, and neither NFA, NFD or NFS represents that any of these voluntary waivers will be continued or repeated.

In the prior year, NWAM, the subadviser to the Fund, made a capital contribution of $900,000 to the Fund in connection with a $900,000 loss realized by the Fund on sale of securities.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

For the year ended December 31, 2009, the Fund had short-term purchases of $754,840,519 and sales of $6,763,023 of U.S. Government Securities.

6. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

7. Other

On December 14, 2009, the Fund acquired all of the net assets of NVIT Money Market Fund II, a series of the Trust that had operated as a money market fund pursuant to Rule 2a-7 of the 1940 Act, pursuant to a plan of reorganization approved by the Trust’s Board of Trustees at a meeting held on September 10, 2009. The purpose of the transaction was to combine two funds managed by NFA that had comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 303,548,129 shares of the Fund, valued at $303,548,129, for the 303,548,129 shares of NVIT Money Market Fund II outstanding on December 13, 2009. The investment portfolio of NVIT Money Market Fund II, with a fair value and identified cost of $303,612,649 at December 13, 2009, was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from NVIT Money Market Fund II was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of the Fund were $2,442,437,294.

The following proforma information for the year ended December 31, 2009 is provided as though the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended December 31, 2009 are as follows:

Net investment income $1,786,221

Net gain on investments $12,163

Net increase in net assets resulting from operations $1,798,384

Because the Fund’s combined investment portfolios has been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings attributable to NVIT Money Market Fund II that have been included in the Fund’s statement of operations since December 14, 2009.

In response to credit market instability, on September 22, 2008 the United States Department of the Treasury (the “Treasury Department”) made available certain funds from its Exchange Stabilization Fund on a temporary basis to assist money market funds in paying their shareholders $1.00 per share upon redemption of fund shares. The Treasury Department’s Temporary Guarantee for Money Market Funds (the “Program”), which was extended several times and expired on September 18, 2009, was limited to assets in money market funds as of the close of business on September 19, 2008 and to shareholders of record as of that date. Participating money market funds were required to make premium payments to participate in the Program. The guarantee would be triggered if a participating money market fund were to be liquidated within thirty days of its net asset value per share falling below $0.995. Upon such a fund’s liquidation, the Program would make up the difference between the liquidation net asset value per share and $1.00.

The Board of Trustees approved the participation of the Fund in the Program’s initial term and in each extension of the Program. During the year ended December 31, 2009, the Fund paid total premiums to participate in the Program equivalent to 0.015% of the Fund’s NAV as of September 19, 2008.

On October 10, 2008, the Securities and Exchange Commission issued a no-action relief letter, which expired on January 12, 2009, to the Investment Company Institute to temporarily allow money market funds to value certain securities at amortized cost for shadow pricing purposes (the process of periodically comparing a fund’s amortized cost valuations to valuations derived by reference to available market quotations) under Rule 2a-7 of the 1940 Act. The relief was limited to first tier securities with maturities of 60 days or less that a money market

22 Annual Report 2009

fund reasonably expects to hold to maturity. On October 22, 2008, the Board approved a new valuation methodology, pursuant to which the new amortized cost valuation was first applied to the assets of the Fund on October 22, 2008, in accordance with this no-action relief. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight line ) basis to the maturity of the security.

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$1,324,929	$—	$1,324,929	$—	$1,324,929

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$52,003,967	$—	$52,003,967	$—	$52,003,967

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Long-Term			Accumulated	Unrealized	Total
Ordinary	Capital	Accumulated	Distributions	Capital and	Appreciation/	Accumulated
Income	Gains	Earnings	Payable	Other Losses	(Depreciation)	Earnings (Deficit)

$3,198	$—	$3,198	$—	$(1,555,850)	$—	$(1,552,652)

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Net
Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$2,427,144,026	$—	$—	$—

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contributions.:

Amount	Expires

$16,566	2011

$1,539,284	2016

2009 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2009

9. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

24 Annual Report 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Money Market Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

2009 Annual Report 25

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

26 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

2009 Annual Report 27

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

28 Annual Report 2009

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2009 Annual Report 29

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

30 Annual Report 2009

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NVIT Cardinalsm Capital Appreciation Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

11	Statement of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Supplemental Information

26	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-CD-CAP (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President and CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Cardinal Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and initial public offerings (IPOs).

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

2 Annual Report 2009

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Dow Jones (DJ) Wilshire 5000 Composite Index: An unmanaged, market capitalization-weighted index of all U.S.-headquartered equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 3000® Index: An unmanaged index that measures the performance of the stocks of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard &Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Variable Insurance Trust Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Fund Advisors.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC, Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Cardinalsm Capital Appreciation Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Cardinal Capital Appreciation Fund (Class II at NAV) returned 24.16% versus 22.75% for its composite benchmark, which consists of 50% Russell 3000® Index, 20% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®), and 30% Barclays Capital (BARCAP) U.S. Aggregate Bond Index, and 22.72% for its former benchmark, a blend of 50% Dow Jones (DJ) Wilshire 5000 Composite Index, 30% BARCAP U.S. Aggregate Bond Index and 20% MSCI EAFE Index.* For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 217 funds as of December 31, 2009) was 24.27% for the same time period.

*The composite benchmark for the NVIT Cardinal Capital Appreciation Fund changed as stated above effective September 30, 2009.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, all 13 underlying investments within the Fund posted positive returns. The NVIT Multi-Manager Large Cap Growth Fund and the NVIT Multi-Manager Large Cap Value Fund (with target allocations within the Fund of 16% each during the reporting period) provided the most positive relative returns for the Fund, gaining 30.07% and 27.77%, respectively, during the reporting period. The U.S. large-capitalization equity market rebounded strongly during the last three quarters of 2009.

What areas of investment detracted from Fund performance?

Those underlying investments that provided the least-positive contribution to the Fund’s overall returns were the NVIT Money Market Fund and the NVIT Short Term Bond Fund. These two underlying funds returned 0.09% and 7.53%, respectively, and had target allocations within the Fund of 3% and 7%, respectively, during the reporting period. Money market instruments posted returns that were barely positive during the reporting period; the low-interest-rate environment that had prevailed since 2008 (a reaction to the weakened economy) resulted in minuscule returns for high-quality money market instruments. The Fund’s exposure to U.S. Treasury and government Agency securities generally detracted from Fund performance during the reporting period.

What is your outlook for the near term?

In considering the markets ahead of us, we think a look back is instructive. We witnessed two very different market environments during the reporting period. January through early March was characterized by continued deterioration of financial and economic conditions on a global scale that was experienced in 2008. Virtually all equity markets declined dramatically, and investor selling was largely indiscriminate as investors fled from nearly all asset classes with the exception of U.S. Treasury bonds. In March 2009, however, global equity markets began rallying on the back of new initiatives from the U.S. government, improving economic data and strengthening corporate earnings. We believe the current rally should lead to a return of a more normal market environment, at least as viewed from a historical perspective. Market volatility levels have subsided, liquidity has increased in the credit markets, and investor confidence has improved. A fair amount of optimism, though cautious, has finally returned to global equity markets.

The events of the past year should serve to reinforce the critical importance of investing in a broadly diversified portfolio of investments.

2009 Annual Report 5

NVIT Cardinalsm Capital Appreciation Fund
Continued

The table below lists the target allocation as of December 31, 2009, for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period.

NVIT Cardinalsm Capital Appreciation Fund
Performance of Underlying Investments for Periods Ended December 31, 2009

		Target	1-year	5-year	Since	Inception
Asset Class	Underlying Investment	Allocation*	Return	Return	Inception	Date

Large-Cap Stocks	NVIT Multi-Manager Large Cap Growth Fund	16.0%	30.07%	N/A	-6.32%	3/25/08
	NVIT Multi-Manager Large Cap Value Fund	16.0%	27.77%	N/A	-7.40%	3/25/08

International Stocks	NVIT Multi-Manager International Growth Fund	10.0%	36.71%	N/A	-7.66%	3/25/08
	NVIT Multi-Manager International Value Fund	10.0%	30.09%	N/A	-13.81%	3/25/08

Bonds	NVIT Core Bond Fund	10.0%	8.92%	N/A	4.49%	3/25/08
	NVIT Core Bond Plus Bond Fund	10.0%	16.89%	N/A	9.33%	3/25/08
	NVIT Short Term Bond Fund	7.0%	7.53%	N/A	4.04%	3/25/08

Mid-Cap Stocks	NVIT Multi-Manager Mid Cap Growth Fund	6.5%	27.23%	N/A	-8.10%	3/25/08
	NVIT Multi-Manager Mid Cap Value Fund	6.5%	30.90%	N/A	-2.99%	3/25/08

Money Market	NVIT Money Market Fund	3.0%	0.09%	N/A	2.85%	4/28/06

Small-Cap Stocks	NVIT Multi-Manager Small Cap Growth Fund	2.0%	27.74%	N/A	-7.07%	3/25/08
	NVIT Multi-Manager Small Cap Value Fund	2.0%	26.60%	N/A	-4.01%	3/25/08
	NVIT Multi-Manager Small Company Fund	1.0%	34.80%	N/A	-4.59%	3/25/08

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class Y shares for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized.

*Target Allocations for each underlying investment are as of December 31, 2009. Day-to-day market activity will likely cause the Fund’s asset allocations to fluctuate from the stated target. Under ordinary circumstances, the Adviser will periodically rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

6 Annual Report 2009

Fund Performance	NVIT Cardinal Capital Appreciation Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	Inception[2]

Class I	24.25%	-3.06%

Class II	24.16%	-3.12%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 28, 2008.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class I	1.08%	1.04%

Class II	1.33%	1.13%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Cardinal Capital Appreciation Fund versus performance of the Russell 3000 Index (a), the Composite Index (new) (b), the Composite Index (former) (c), the Dow Jones (DJ) Wilshire 5000 Total Market Index, (d), the MSCI EAFE Index (e), the Barclays Capital U.S. Aggregate Bond Index (f), and the Consumer Price Index (CPI) (g). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Russell 3000 Index is a benchmark index comprised of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstructed annually to ensure new and growing equities are reflected.

(b)	The Composite Index (new) is comprised of 50% Russell 3000 Index, 20% MSCI EAFE Index and 30% Barclays Capital U.S. Aggregate Bond Index.

2009 Annual Report 7

Fund Performance	NVIT Cardinal Capital Appreciation Fund
Continued

(c)	The Composite Index (former) is comprised of 50% DJ Wilshire 5000 Total Market Index, 20% MSCI EAFE Index and 30% Barclays Capital U.S. Aggregate Bond Index.

(d)	The DJ Wilshire 5000 Total Market Index represents the broadest index for the U.S. equity market, measuring the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index.

(e)	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

(f)	The Barclays Capital U.S. Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, Government-Related, Corporate, and Securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million.

(g)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

8 Annual Report 2009

Shareholder	NVIT Cardinal Capital Appreciation Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
NVIT Cardinal Capital Appreciation Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a,b]	07/01/09 - 12/31/09[a,b]

Class I Shares	Actual		1,000.00	1,171.60	1.59	0.29
	Hypothetical	[c]	1,000.00	1,023.74	1.48	0.29

Class II Shares	Actual		1,000.00	1,171.20	2.08	0.38
	Hypothetical	[c]	1,000.00	1,023.29	1.94	0.38

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 9

Portfolio Summary	NVIT Cardinal Capital Appreciation Fund
December 31, 2009

Asset Allocation

Equity Funds	69.9%
Fixed Income Funds	27.1%
Money Market Fund	3.0%
Liabilities in excess of other assets	0.0%

100.0%

Top Holdings†

NVIT Multi-Manager Large Cap Growth Fund, Class Y	16.0%
NVIT Multi-Manager Large Cap Value Fund, Class Y	15.9%
NVIT Multi-Manager International Growth Fund, Class Y	10.1%
NVIT Core Plus Bond Fund, Class Y	10.1%
NVIT Core Bond Fund, Class Y	10.0%
NVIT Multi-Manager International Value Fund, Class Y	10.0%
NVIT Short-Term Bond Fund, Class Y	7.0%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	6.5%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	6.5%
NVIT Money Market Fund, Class Y	3.0%
Other Holdings	5.0%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2009

Statement of Investments
December 31, 2009

NVIT Cardinal Capital Appreciation Fund

Mutual Funds 100.0% (a)

	Shares	Market Value

Equity Funds 69.9%
NVIT Multi-Manager International Growth Fund, Class Y	6,385,444	$55,234,093
NVIT Multi-Manager International Value Fund, Class Y	5,596,286	54,955,526
NVIT Multi-Manager Large Cap Growth Fund, Class Y	10,065,604	87,570,755
NVIT Multi-Manager Large Cap Value Fund, Class Y	10,471,191	87,434,443
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	4,233,830	35,606,514
NVIT Multi-Manager Mid Cap Value Fund, Class Y	3,889,817	35,552,931
NVIT Multi-Manager Small Cap Growth Fund, Class Y	883,076	10,897,153
NVIT Multi-Manager Small Cap Value Fund, Class Y	1,310,479	10,890,080
NVIT Multi-Manager Small Company Fund, Class Y	377,299	5,451,975

Total Equity Funds (cost $333,629,783)		383,593,470

Fixed Income Funds 27.1%
NVIT Core Bond Fund, Class Y	5,399,226	55,126,097
NVIT Core Plus Bond Fund, Class Y	5,114,220	55,233,577
NVIT Short-Term Bond Fund, Class Y	3,761,058	38,663,675

Total Fixed Income Funds (cost $145,903,590)		149,023,349

Money Market Fund 3.0%
NVIT Money Market Fund, Class Y, 0.00% (b) (cost $16,570,228)	16,570,228	16,570,228

Total Mutual Funds (cost $496,103,601)		549,187,047

Total Investments (cost $496,103,601) (c) — 100.0%		549,187,047

Liabilities in excess of other assets — 0.0%		(201,212)

NET ASSETS — 100.0%		$548,985,835

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of December 31, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statement of Assets and Liabilities
December 31, 2009

NVIT Cardinal Capital
Appreciation Fund

Assets:
Investments in affiliated funds, at value (cost $496,103,601)	$549,187,047
Receivable for capital shares issued	1,334,313
Prepaid expenses and other assets	70,222

Total Assets	550,591,582

Liabilities:
Payable for investments purchased	1,334,148
Payable for capital shares redeemed	164
Accrued expenses and other payables:
Investment advisory fees	87,527
Distribution fees	108,539
Administrative services fees	20,962
Accounting and transfer agent fees	741
Trustee fees	4,242
Custodian fees	2,540
Compliance program costs (Note 3)	3,758
Professional fees	16,979
Printing fees	8,616
Other	17,531

Total Liabilities	1,605,747

Net Assets	$548,985,835

Represented by:
Capital	$495,766,609
Accumulated net realized gains from investment transactions	135,780
Net unrealized appreciation/(depreciation) from investments in affiliates	53,083,446

Net Assets	$548,985,835

Net Assets:
Class I Shares	$4,277,333
Class II Shares	544,708,502

Total	$548,985,835

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	470,761
Class II Shares	59,941,788

Total	60,412,549

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.09
Class II Shares	$9.09

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statement of Operations
For the Year Ended December 31, 2009

NVIT Cardinal Capital
Appreciation Fund

INVESTMENT INCOME:
Dividend income from affiliated funds	$5,662,384

Total Income	5,662,384

EXPENSES:
Investment advisory fees	585,267
Distribution fees Class II Shares	725,073
Administrative services fees Class I Shares	1,303
Administrative services fees Class II Shares	145,479
Professional fees	48,906
Printing fees	28,800
Trustee fees	9,567
Custodian fees	13,596
Accounting and transfer agent fees	2,243
Compliance program costs (Note 3)	2,685
Other	22,382

Total expenses before earnings credit and waived expenses	1,585,301
Earnings credit (Note 4)	(4)
Distribution fees voluntarily waived — Class II (Note 3)	(464,052)

Net Expenses	1,121,245

NET INVESTMENT INCOME	4,541,139

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	1,227,809
Net realized losses from investment transactions with affiliated funds	(9,221,913)

Net realized losses from investment transactions with affiliated funds	(7,994,104)
Net change in unrealized appreciation/(depreciation) from investments in affiliated funds	78,086,389

Net realized/unrealized gains from affiliated funds	70,092,285

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$74,633,424

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Statements of Changes in Net Assets

	NVIT Cardinal Capital Appreciation Fund

	Year Ended	Period Ended
	December 31, 2009	December 31, 2008 (a)
Operations:
Net investment income	$4,541,139	$840,201
Net realized gains/(losses) from investments	(7,994,104)	1,276,883
Net change in unrealized appreciation/(depreciation) from investments	78,086,389	(25,002,943)

Change in net assets resulting from operations	74,633,424	(22,885,859)

Distributions to Shareholders From:
Net investment income:
Class I	(50,739)	(25,878)
Class II	(5,732,367)	(1,246,626)
Net realized gains:
Class I	–	(18,883)
Class II	–	(1,064,877)
Return of capital:
Class I	–	(274)
Class II	–	(14,715)

Change in net assets from shareholder distributions	(5,783,106)	(2,371,253)

Change in net assets from capital transactions	363,609,895	141,782,734

Change in net assets	432,460,213	116,525,622

Net Assets:
Beginning of year	116,525,622	–

End of year	$548,985,835	$116,525,622

Accumulated undistributed net investment income at end of year	$–	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,630,262	$2,751,348
Dividends reinvested	50,739	45,035
Cost of shares redeemed	(958,382)	(261,297)

Total Class I	1,722,619	2,535,086

Class II Shares
Proceeds from shares issued	364,860,401	137,947,805
Dividends reinvested	5,732,367	2,326,218
Cost of shares redeemed	(8,705,492)	(1,026,375)

Total Class II	361,887,276	139,247,648

Change in net assets from capital transactions:	$363,609,895	$141,782,734

SHARE TRANSACTIONS:
Class I Shares
Issued	323,704	295,976
Reinvested	5,941	5,770
Redeemed	(130,306)	(30,324)

Total Class I Shares	199,339	271,422

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

	NVIT Cardinal Capital Appreciation Fund

	Year Ended	Period Ended
	December 31, 2009	December 31, 2008 (a)

SHARE TRANSACTIONS: (continued)
Class II Shares
Issued	44,896,517	15,245,000
Reinvested	662,945	302,424
Redeemed	(1,025,378)	(139,720)

Total Class II Shares	44,534,084	15,407,704

Total change in shares	44,733,423	15,679,126

(a)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Cardinal Capital Appreciation Fund

		Operations			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net	Return		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	of	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Capital	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Net Assets (b)(c)	Turnover (d)

Class I Shares
Year Ended December 31, 2009 (e)	$7.43	0.13	1.66	1.79	(0.13)	–	–	(0.13)	$9.09	24.25%	$4,277,333	0.30%	1.59%	0.30%	9.53%
Period Ended December 31, 2008 (f)	$10.00	0.10	(2.47)	(2.37)	(0.13)	(0.07)	–	(0.20)	$7.43	(23.81%)	$2,016,215	0.27%	1.53%	0.34%	14.19%

Class II Shares
Year Ended December 31, 2009 (e)	$7.43	0.13	1.65	1.78	(0.12)	–	–	(0.12)	$9.09	24.16%	$544,708,502	0.38%	1.55%	0.54%	9.53%
Period Ended December 31, 2008 (f)	$10.00	0.10	(2.47)	(2.37)	(0.13)	(0.07)	–	(0.20)	$7.43	(23.84%)	$114,509,407	0.39%	1.95%	0.59%	14.19%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

16 Annual Report 2009

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Capital Appreciation Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

The Fund is constructed as a “fund of funds”, which means that the Fund pursues its investment objective by allocating the Fund’s investments primarily among other mutual funds (the “Underlying Funds”). The Underlying Funds typically invest either directly or indirectly, in stocks, bonds, and other securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset values (“NAV“s) as reported by the Underlying Funds.

The following are the Valuation policies of the Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

2009 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2009

Investments held by money market funds are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. A money market fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Underlying Funds value foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Underlying Funds fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Underlying Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

18 Annual Report 2009

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Mutual Funds	$549,187,047	$—	$—	$549,187,047

Total	$549,187,047	$—	$—	$549,187,047

Amounts designated as “—” are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

(b)       Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(d)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2009 remain subject to examination by the Internal Revenue Service.

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

All Assets	0.20%

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding 0.25% for all share classes until May 1, 2010.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

As of December 31, 2009, the cumulative potential reimbursements, listed by the year in which NFA waived or reimbursed fees or expenses to the Fund, are:

	Fiscal
Period Ended	Year 2009
2008 Amount (a)	Amount	Total

$19,741	$—	$19,741

(a)	For the period March 28, 2008 (commencement of operations) to December 31, 2008.
Amounts designated as “—” are zero or have been rounded to zero.

20 Annual Report 2009

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. The Fund does not pay a fee for these services.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II of the Fund. For the year ended December 31, 2009, NFS received $146,782 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $2,685.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25% of Class II shares of the Fund. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least May 1, 2010. During the year ended December 31, 2009, the waiver of such distribution fees by NFD amounted to $464,052.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management fees of the Underlying Funds and short-term investments the Underlying Funds holds. These expenses are deducted from each of the Underlying Fund’s net assets before their share prices are calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are spread among the Underlying Funds.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $391,932,910 and sales of $28,161,858 (excluding short-term securities).

6. Portfolio Investment Risks from Underlying Funds

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign governmental laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk. The Underlying Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Underlying Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Underlying Fund.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$5,680,150	$102,956	$5,783,106	$—	$5,783,106

Amounts designated as “—” are zero or have been rounded to zero.

22 Annual Report 2009

The tax character of distributions paid during the period ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$1,272,686	$1,083,578	$2,356,264	$14,989	$2,371,253

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized	Total
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Accumulated
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	Earnings (Deficit)

$—	$45,711	$45,711	$—	$—	$53,173,515	$53,219,226

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to return of capital distribution from underlying fund.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$496,013,533	$53,173,514	$—	$53,173,514

9. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

2009 Annual Report 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinalsm Capital Appreciation Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009 and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period March 28, 2008 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

24 Annual Report 2009

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 15.64%%.

The Fund designates $102,956, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

2009 Annual Report 25

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of
			Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex	Other
Name and	and Length of	Principal Occupation(s)	Overseen	Directorships
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

26 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex	Other
Name and	and Length of	Principal Occupation(s)	Overseen	Directorships
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

2009 Annual Report 27

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex	Other
Name and	and Length of	Principal Occupation(s)	Overseen	Directorships
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

28 Annual Report 2009

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in	Other
	with Fund	Principal Occupation(s)	Fund Complex	Directorships
Name and	and Length of	During Past 5	Overseen by	Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2009 Annual Report 29

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in	Other
	with Fund	Principal Occupation(s)	Fund Complex	Directorships
Name and	and Length of	During Past 5	Overseen by	Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

30 Annual Report 2009

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NVIT Nationwide Leaders Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

13	Financial Highlights

14	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information

25	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-NL (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

High double-digit returns are unusual and cannot be sustained.

Principal Risks

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than that of other mutual funds.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index:  An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index:  An unmanaged index of mid-capitalization growth stocks of U.S.

2 Annual Report 2009

companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index:  An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Aberdeen Asset Management Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Aberdeen Asset Management Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Nationwide Leaders Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Nationwide Leaders Fund (Class III at NAV) returned 33.89% versus 26.46% for its benchmark, the Standard & Poor’s 500® (S&P 500) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Large-Cap Core Funds (consisting of 228 funds as of December 31, 2009) was 27.80% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Positive contributors to Fund performance during the reporting period included the Fund’s positions in the energy, industrials, consumer discretionary and financials sectors. The Fund’s primary individual stock contributors included information technology services provider Cognizant Technology Solutions Corp.; The Goldman Sachs Group, Inc., a global investment banking and management firm; and clothing retailer The TJX Cos., Inc. Cognizant Technology Solutions has been investing throughout the downturn in the business cycle in an effort to gain market share from its struggling competitors. Goldman Sachs benefited from strong capital markets, which enabled the company to post significant profits in the second half of 2009. TJX Cos.’ value-focused apparel business model thrived in 2009, given the slowdown in consumer spending and excess inventory in the channel, which the company could procure at very low prices. Furthermore, TJX Cos.’ international foray into Europe proved very successful, especially in Germany.

What areas of investment detracted from Fund performance?

Detractors from Fund performance during the reporting period included Fund positions in the health-care and consumer staples sectors. The main detractors among individual Fund holdings were food products company Kraft Foods Inc.; pharmaceutical company Pfizer Inc.; and CVS/Caremark Corp., a retail drugstore chain operator and pharmacy benefit manager (PBM). Kraft began 2009 by reporting lackluster results in early February and, after an impressive first quarter in which it posted improved profit margins, the stock price retreated as the company entered into hostile negotiations for Cadbury plc. Pfizer underperformed because of the weak prospects of one of its key drugs and due to concerns that its acquisition of Wyeth would not significantly strengthen the company’s business prospects. Shares of CVS/Caremark lagged the overall market; the integration of the firm’s PBM is taking longer than anticipated.

What is your outlook for the near term?

As the markets and the economy continue to improve modestly, we also note that it appears financing is getting easier to find, financial liquidity is actually quite good, and many other asset classes are providing lower returns relative to equities. We believe that these factors could easily attract more investors into the global equity markets, including those in the United States, during the next several months.

We believe that the economy most likely will experience some growth in 2010. This growth may come from a relatively low base and in an “ebbing-and-flowing” type of expansion, which may be enough to sustain future improvement.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Managers:
Paul Atkinson, Francis Radano III, CFA and Shahreza Yusof

2009 Annual Report 5

Fund Performance	NVIT Nationwide Leaders Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	5 Yr.	Inception[2]

Class I3
	33.79%	-0.87%	3.77%

Class III[4]
	33.89%	-0.86%	3.78%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on December 31, 2001.

[3]	These returns until the creation of the Class I shares (May 9, 2002) are based on the performance of the Class III shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class I shares would have produced because all classes of shares invest in the same portfolio of securities.

[4]	For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual return for Class III shares would have been lower.

Expense Ratios

Expense
Ratio*

Class I	1.03%

Class III	1.03%

*	Current effective prospectus. Performance fees apply to the Fund, which may increase or decrease expenses. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class III shares of the NVIT Nationwide Leaders Fund versus performance of the Standard & Poor’s 500 Index (S&P 500 Index)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	NVIT Nationwide Leaders Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
NVIT Nationwide			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Leaders Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class I Shares	Actual		1,000.00	1,221.90	6.10	1.09
	Hypothetical	[b]	1,000.00	1,019.71	5.55	1.09

Class III Shares	Actual		1,000.00	1,223.00	6.11	1.09
	Hypothetical	[b]	1,000.00	1,019.71	5.55	1.09

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	NVIT Nationwide Leaders Fund
December 31, 2009

Asset Allocation

Common Stocks	97.2%
Mutual Fund	2.9%
Liabilities in excess of other assets	(0	.1)%

	100.0%

Top Industries†

Oil, Gas & Consumable Fuels	8.1%
Communications Equipment	7.6%
Specialty Retail	5.3%
Capital Markets	5.1%
Software	5.0%
Aerospace & Defense	4.9%
Industrial Conglomerates	4.8%
Tobacco	4.3%
Pharmaceuticals	4.2%
Energy Equipment & Services	4.2%
Other Industries	46.5%

100.0%

Top Holdings†

Oracle Corp.	5.0%
United Technologies Corp.	4.9%
3M Co.	4.8%
Cisco Systems, Inc.	4.4%
Apache Corp.	4.3%
Philip Morris International, Inc.	4.2%
Johnson & Johnson	4.2%
Schlumberger Ltd.	4.2%
Baxter International, Inc.	4.1%
Quest Diagnostics, Inc.	4.1%
Other Holdings	55.8%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

NVIT Nationwide Leaders Fund

Common Stocks 97.2%

	Shares	Market Value

Aerospace & Defense 4.9%
United Technologies Corp.	8,100	$562,221

Beverages 2.8%
PepsiCo, Inc.	5,200	316,160

Biotechnology 2.9%
Gilead Sciences, Inc.*	7,600	328,928

Capital Markets 5.1%
Goldman Sachs Group, Inc. (The)	1,390	234,687
State Street Corp.	8,200	357,028

		591,715

Chemicals 3.1%
Praxair, Inc.	4,500	361,395

Communications Equipment 7.6%
Cisco Systems, Inc.*	21,220	508,007
QUALCOMM, Inc.	7,900	365,454

		873,461

Consumer Finance 2.4%
Capital One Financial Corp.	7,300	279,882

Diversified Financial Services 3.4%
JPMorgan Chase & Co.	9,500	395,865

Energy Equipment & Services 4.2%
Schlumberger Ltd.	7,400	481,666

Food & Staples Retailing 4.0%
CVS Caremark Corp.	14,400	463,824

Food Products 3.9%
Kraft Foods, Inc., Class A	16,300	443,034

Health Care Equipment & Supplies 4.1%
Baxter International, Inc.	8,100	475,308

Health Care Providers & Services 4.1%
Quest Diagnostics, Inc.	7,820	472,171

Industrial Conglomerates 4.8%
3M Co.	6,700	553,889

Information Technology Services 6.4%
Cognizant Technology Solutions Corp., Class A*	7,640	346,092
Alliance Data Systems Corp.*	6,100	393,999

		740,091

Machinery 3.1%
Deere & Co.	6,620	358,076

Oil, Gas & Consumable Fuels 8.1%
Apache Corp.	4,800	495,216
EOG Resources, Inc.	4,500	437,850

		933,066

Pharmaceuticals 4.2%
Johnson & Johnson	7,570	487,584

Road & Rail 3.5%
Canadian National Railway Co.	7,500	407,700

Software 5.0%
Oracle Corp.	23,400	574,236

Specialty Retail 5.3%
TJX Cos., Inc.	9,940	363,307
Urban Outfitters, Inc.*	7,100	248,429

		611,736

Tobacco 4.3%
Philip Morris International, Inc.	10,170	490,092

Total Common Stocks (cost $8,912,895)		11,202,100

Mutual Fund 2.9%

Money Market Fund 2.9%
Invesco AIM Liquid Assets Portfolio, 0.18% (a)	337,330	337,330

Total Mutual Fund (cost $337,330)		337,330

Total Investments (cost $9,250,225)(b) — 100.1%		11,539,430

Liabilities in excess of other assets — (0.1%)		(11,368)

NET ASSETS — 100.0%		$11,528,062

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of December 31, 2009.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 9

Statement of Assets and Liabilities
December 31, 2009

NVIT
Nationwide
Leaders Fund

Assets:
Investments, at value (cost $9,250,225)	$11,539,430
Cash	1,785
Interest and dividends receivable	18,859
Receivable for capital shares issued	118
Prepaid expenses and other assets	2,532

Total Assets	11,562,724

Liabilities:
Payable for capital shares redeemed	12,424
Accrued expenses and other payables:
Investment advisory fees	6,795
Fund administration fees	418
Administrative service fees	3,018
Accounting and transfer agent fees	652
Trustee fees	108
Custodian fees	73
Compliance program costs (Note 3)	60
Professional fees	462
Printing fees	10,278
Other	374

Total Liabilities	34,662

Net Assets	$11,528,062

Represented by:
Capital	$22,072,425
Accumulated undistributed net investment income	8,193
Accumulated net realized losses from investment transactions	(12,841,761)
Net unrealized appreciation/(depreciation) from investments	2,289,205

Net Assets	$11,528,062

Net Assets:
Class I Shares	$1,395,452
Class III Shares	10,132,610

Total	$11,528,062

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	162,632
Class III Shares	1,178,161

Total	1,340,793

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.58
Class III Shares	$8.60

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2009

Statement of Operations
For the Year Ended December 31, 2009

NVIT Nationwide Leaders Fund

INVESTMENT INCOME:
Interest income	$255
Dividend income	197,783
Foreign tax withholding	(744)

Total Income	197,294

EXPENSES:
Investment advisory fees	73,662
Fund administration fees	4,906
Administrative service fees Class I Shares	2,142
Administrative service fees Class III Shares	14,288
Professional fees	1,751
Printing fees	27,780
Trustee fees	376
Custodian fees	613
Accounting and transfer agent fees	2,194
Compliance program costs (Note 3)	685
Other	354

Total expenses before earnings credit and expenses reimbursed	128,751

Earnings credit (Note 5)	(4)
Expenses reimbursed by adviser (Note 3)	(9,936)

Net Expenses	118,811

NET INVESTMENT INCOME	78,483

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(482,268)
Net change in unrealized appreciation/(depreciation) from investments	3,411,284

Net realized/unrealized gains from investments	2,929,016

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,007,499

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statements of Changes in Net Assets

	NVIT Nationwide Leaders Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$78,483	$191,017
Net realized losses from investments	(482,268)	(11,777,201)
Net change in unrealized appreciation/(depreciation) from investments	3,411,284	(1,955,928)

Change in net assets resulting from operations	3,007,499	(13,542,112)

Distributions to Shareholders From:
Net investment income:
Class I	(11,697)	(21,977)
Class III	(79,686)	(148,631)

Change in net assets from shareholder distributions	(91,383)	(170,608)

Change in net assets from capital transactions	(3,535,798)	(2,640,345)

Change in net assets	(619,682)	(16,353,065)

Net Assets:
Beginning of year	12,147,744	28,500,809

End of year	$11,528,062	$12,147,744

Accumulated undistributed net investment income at end of year	$8,193	$20,409

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$516,562	$1,025,537
Dividends reinvested	11,697	21,977
Cost of shares redeemed	(1,107,814)	(1,348,148)

Total Class I	(579,555)	(300,634)

Class III Shares
Proceeds from shares issued	676,374	3,792,096
Dividends reinvested	79,686	148,631
Cost of shares redeemed (a)	(3,712,303)	(6,280,438)

Total Class III	(2,956,243)	(2,339,711)

Change in net assets from capital transactions	$(3,535,798)	$(2,640,345)

SHARE TRANSACTIONS:
Class I Shares
Issued	83,707	95,008
Reinvested	1,749	2,441
Redeemed	(162,899)	(140,379)

Total Class I Shares	(77,443)	(42,930)

Class III Shares
Issued	96,452	324,987
Reinvested	11,804	16,722
Redeemed	(565,481)	(604,812)

Total Class III Shares	(457,225)	(263,103)

Total change in shares	(534,668)	(306,033)

(a)	Includes redemption fees — See Note 4 to Financial Statements

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Nationwide Leaders Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and								Ratio of	Ratio of Net	Expenses
	Net Asset		Unrealized								Expenses	Investment	(Prior to
	Value,	Net	Gains (Losses)	Total	Net	Net		Net Asset		Net Assets	to Average	Income	Reimbursements)
	Beginning	Investment	from	from	Investment	Realized	Total	Value, End	Total	at End	Net	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return	of Period	Assets	Net Assets	Net Assets (a)		Turnover (b)
Class I Shares
Year Ended December 31, 2009 (c)	$6.46	0.05	2.13	2.18	(0.06)	–	(0.06)	$8.58	33.79%	$1,395,452	1.08%	0.70%	1.17%		51.07%
Year Ended December 31, 2008	$13.04	0.13	(6.62)	(6.49)	(0.09)	–	(0.09)	$6.46	(49.98%)	$1,552,057	1.12%	1.13%	1	.12%(d)	694.35%
Year Ended December 31, 2007	$13.74	0.12	1.44	1.56	(0.15)	(2.11)	(2.26)	$13.04	11.56%	$3,690,142	1.11%	0.94%	1.11%		660.60%
Year Ended December 31, 2006	$12.89	0.10	1.96	2.06	(0.12)	(1.09)	(1.21)	$13.74	16.05%	$2,421,038	1.12%	0.55%	1	.12%(d)	671.16%
Year Ended December 31, 2005	$13.78	0.15	1.21	1.36	(0.17)	(2.08)	(2.25)	$12.89	10.31%	$1,496,182	1.16%	1.18%	1	.16%(d)	483.17%

Class III Shares
Year Ended December 31, 2009 (c)	$6.48	0.05	2.13	2.18	(0.06)	–	(0.06)	$8.60	33.89%	$10,132,610	1.08%	0.72%	1.18%		51.07%
Year Ended December 31, 2008	$13.07	0.09	(6.60)	(6.51)	(0.08)	–	(0.08)	$6.48	(49.94%)	$10,595,687	1.12%	0.85%	1	.12%(d)	694.35%
Year Ended December 31, 2007	$13.77	0.15	1.41	1.56	(0.15)	(2.11)	(2.26)	$13.07	11.56%	$24,810,667	1.07%	0.96%	1.08%		660.60%
Year Ended December 31, 2006	$12.91	0.10	1.97	2.07	(0.12)	(1.09)	(1.21)	$13.77	16.12%	$32,286,354	1.10%	0.63%	1	.10%(d)	671.16%
Year Ended December 31, 2005	$13.80	0.16	1.20	1.36	(0.17)	(2.08)	(2.25)	$12.91	10.30%	$20,271,490	1.16%	1.26%	1	.16%(d)	483.17%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	There were no fee reductions during the period.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Nationwide Leaders Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sales price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Investments held by money market funds are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. A money market fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the

14 Annual Report 2009

principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$11,202,100	$—	$—	$11,202,100
Mutual Fund	337,330	—	—	337,330

Total	$11,539,430	$—	$—	$11,539,430

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

2009 Annual Report 15

Notes to Financial Statements (Continued)
December 31, 2009

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty. At December 31, 2009, the Fund did not have any repurchase agreements.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(e)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax

16 Annual Report 2009

liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of that Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. Aberdeen Asset Management, Inc. the subadviser for the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual rate):

Fee Schedule	Fee Rate Effective May 1, 2009

Up to $500 million	0.70%

$500 million up to $2 billion	0.60%

$2 billion or more	0.55%

Aggregate management fees paid by the Fund for the twelve months ended December 31, 2009, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, were 0.58%.

Until April 30, 2009, the Fund paid a performance-based management fee to NFA. This performance-based fee varied depending on the Fund’s performance relative to its benchmark. This fee was intended to reward or penalize NFA (and the subadviser) for outperforming or underperforming, respectively, the Fund’s benchmark. The Fund’s benchmark for determining these performance-based fees was the S&P 500® Index. The performance-based management fee was comprised of two components: a base fee and a performance adjustment.

The base fee was an annual fee that was calculated and accrued daily based on the following fee schedule:

Fee Schedule	Base Fee Through April 30, 2009

Up to $500 million	0.80%

$500 million up to $2 billion	0.70%

$2 billion and more	0.65%

2009 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2009

The base fee rate was applied to the Fund’s average net assets over that quarter.

Second, a performance adjustment percentage was applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount was then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly subperiod, and that total fee was paid at the end of that most recently completed quarter.

The performance fee applied to all of the Fund’s share classes equally, and was calculated based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to the Fund’s base fee (as such base fee was adjusted by any applicable base fee breakpoints). NFA paid/(charged) the entire performance component of the fee to the subadviser.

Out or Underperformance	Change in Fees

+/-1 percentage point	+/-0.02%

+/-2 percentage points	+/-0.04%

+/-3 percentage points	+/-0.06%

+/-4 percentage points	+/-0.08%

+/-5 percentage points	+/-0.10%

These performance-based advisory fees were paid quarterly. Under this performance-based fee arrangement, NFA (and the subadviser) could receive a performance fee increase even if the Fund experienced negative performance, so long as the Fund’s performance exceeded that of its benchmark by more than the relevant percentage shown above.

At a meeting of the Board of Trustees held in-person on January 16, 2009, the Board of Trustees voted unanimously to eliminate the performance-based management fee and to implement an asset-based management fee equal to the lowest possible management fee at each breakpoint under the previous performance-based fee structure, to take effect May 1, 2009. In eliminating the performance-based fee structure, NFA (and the subadviser, as applicable) were subject to a six-month transition period. If during this transition period the Fund’s assets had declined and the Fund underperformed its benchmark, the new management fee could have been higher than the amount NFA would have been entitled to collect under the previous performance-based fee structure. If this had occurred during the transition period, NFA would have reimbursed the Fund by the amount of the difference between the new management fee and the amount it would have been entitled to collect under the previous fee structure. Under no circumstances, during this transition period, was the management fee under the new fee structure to exceed what NFA would have received under the old structure assuming maximum penalty for underperformance. The six-month transition period expired October 31, 2009.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadviser $43,027 for the year ended December 31, 2009.

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding 0.95% for Class I and Class III shares of the Fund until April 30, 2010.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

18 Annual Report 2009

As of December 31, 2009, the cumulative potential reimbursements, listed by the year in which NFA waived or reimbursed fees or expenses to the Fund, are:

Fiscal Year	Fiscal Year	Fiscal Year
2007 Amount	2008 Amount	2009 Amount	Total

$—	$—	$9,936	$9,936

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class III of the Fund.

For the year ended December 31, 2009, NFS received $16,430 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $685.

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $230 from Class III.

For the year ended December 31, 2008, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $1,704 from Class III.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $5,419,573 and sales of $9,030,555 (excluding short-term securities).

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

20 Annual Report 2009

8. Other

On December 2, 2009, the Board of Trustees approved a Plan of Reorganization between the NVIT Nationwide Leaders Fund and the NVIT Nationwide Fund, each a series of the Trust, whereby, pending shareholder approval by the NVIT Nationwide Leaders Fund, the NVIT Nationwide Leaders Fund would be merged into the NVIT Nationwide Fund.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$91,383	$—	$91,383	$—	$91,383

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows (total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$167,544	$—	$167,544	$—	$167,544

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed			Accumulated		Total
Undistributed	Long-Term			Capital	Unrealized	Accumulated
Ordinary	Capital	Accumulated	Distributions	and Other	Appreciation/	Earnings
Income	Gains	Earnings	Payable	Losses	(Depreciation)*	(Deficit)

$8,193	$—	$8,193	$—	($12,553,171)	$2,000,615	($10,544,363)

Amounts designated as “—” are zero or have been rounded to zero.

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to wash sales.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$9,538,815	$2,068,484	($67,869)	$2,000,615

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contributions.:

Amount	Expires

$11,468,984	2016

$1,084,187	2017

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

10. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

22 Annual Report 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Nationwide Leaders Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

2009 Annual Report 23

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100%.

24 Annual Report 2009

Management Information
December 31, 2009 (unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

2009 Annual Report 25

Management Information (Continued)
December 31, 2009 (unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

26 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

2009 Annual Report 27

Management Information (Continued)
December 31, 2009 (unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

28 Annual Report 2009

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2009 Annual Report 29

NVIT S&P 500 Index Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

17	Statement of Assets and Liabilities

18	Statement of Operations

19	Statements of Changes in Net Assets

20	Financial Highlights

21	Notes to Financial Statements

30	Report of Independent Registered Public Accounting Firm

31	Supplemental Information

32	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-S&P (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

The Fund may purchase securities in derivatives, which can be very volatile and carry high transaction costs.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of

2 Annual Report 2009

500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of BlackRock Investment Management, LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of BlackRock Investment Management, LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT S&P 500 Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT S&P 500 Index Fund (Class Y at NAV) returned 26.19% versus 26.46% for its benchmark, the Standard & Poor’s 500® (S&P 500) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of S&P 500 Index Objective Funds (consisting of 59 funds as of December 31, 2009) was 26.10% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

By the numbers, 2009 was, in many ways, a tale of two markets. Perhaps the only constant theme during the year was that markets remained highly volatile. After losing between 30% and 40% in 2008, stocks sank further still in early 2009, with the S&P 500 Index reaching a low of 666 on March 9th. From that point, however, equity markets rebounded sharply and appreciated by more than 65% by the time the year drew to a close.

The strongest-performing sectors were information technology (+61.7%), materials (+48.6%) and consumer discretionary (+41.3%).

What areas detracted from Fund performance?

While the defensive telecommunication services (+8.9%) and utilities (+11.9%) sectors recorded positive returns for the 12 months, results significantly lagged those of the index’s top-performing segments.

What is your outlook for the near term?

Our overall economic and market view for 2010 is positioned somewhere between the most bullish observers – who seem to be calling for a strong rebound – and the most bearish – who appear to be predicting that the nascent pickup in growth will fizzle and that the United States is headed for the type of stagnation that plagued Japan in the 1990s.

From an equity markets perspective, we believe that stocks were undervalued during the heart of the credit crisis and now are more fairly priced. Certain sectors of the market, such as healthcare still appear to be undervalued as a whole. The same seems true when looking at individual securities – in every industry, we are finding companies that we believe are both overvalued and undervalued.

One of the key trends that drove market performance during the run-up in 2009 was the influx of cash investments, and we think this trend still has some life in it, since cash investments are still essentially producing a 0% return. This influx of cash, combined with reasonable valuations and the outlook for improving corporate earnings, should provide important support for the equity markets for the immediate future.

Subadviser:
BlackRock Investment Management, LLC

Portfolio Manager:
Debra L. Jelilian

2009 Annual Report 5

Fund Performance	NVIT S&P 500 Index Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	5 Yr.	Inception[2]

Class IV	26.22%	0.10%	–0.95%

Class Y3,4	26.19%	0.16%	–0.92%

[1]	These returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	The Fund’s predecessor, the Market Street Equity 500 Index Portfolio, commenced operations on February 7, 2000. As of April 28, 2003, the NVIT S&P Index 500 Fund (which previously had not commenced operations) acquired all assets, subject to stated liabilities, of the Market Street Equity Index 500 Portfolio. At that time the NVIT S&P Index 500 Fund took on the performance of the Market Street Equity Index 500 Portfolio.

[3]	Class Y shares were known as Class ID shares until May 1, 2008.

[4]	These returns, until the creation of Class Y (May 1, 2006), are based on the performance of the Class IV shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class Y shares would have produced because all classes of shares invest in the same portfolio of securities. Class Y shares’ annual returns have not been restated to reflect lower expenses than Class IV shares.

Expense Ratios

Expense
Ratio*

Class IV	0.34%

Class Y	0.22%

*	Current effective prospectus. Please see the Fund’s most recent prospectus details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class IV shares of the NVIT S&P 500 Index Fund versus performance of the Standard & Poor’s 500 Index (S&P 500 Index)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	NVIT S&P 500 Index Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
NVIT S&P 500 Index Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class IV Shares	Actual		1,000.00	1,225.40	1.74	0.32
	Hypothetical	[b]	1,000.00	1,023.64	1.58	0.32

Class Y Shares	Actual		1,000.00	1,224.40	1.18	0.22
	Hypothetical	[b]	1,000.00	1,024.15	1.07	0.22

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	NVIT S&P 500 Index Fund
December 31, 2009

Asset Allocation

Common Stocks	98.9%
Mutual Fund	1.0%
Repurchase Agreement	0.2%
Liabilities in excess of other assets	(0	.1)%

	100.0%

Top Industries†

Oil, Gas & Consumable Fuels	9.5%
Pharmaceuticals	6.4%
Computers & Peripherals	5.9%
Software	4.3%
Diversified Financial Services	4.3%
Media	2.9%
Diversified Telecommunication Services	2.8%
Capital Markets	2.7%
Commercial Banks	2.7%
Communications Equipment	2.7%
Other Industries*	55.8%

100.0%

Top Holdings†

Exxon Mobil Corp.	3.2%
Microsoft Corp.	2.3%
Apple, Inc.	1.9%
Johnson & Johnson	1.8%
Procter & Gamble Co. (The)	1.7%
International Business Machines Corp.	1.7%
AT&T, Inc.	1.6%
JPMorgan Chase & Co.	1.6%
General Electric Co.	1.6%
Chevron Corp.	1.5%
Other Holdings*	81.1%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

NVIT S&P 500 Index Fund

Common Stocks 98.9%

	Shares	Market Value

Aerospace & Defense 2.7%
Boeing Co. (The)	150,450	$8,143,858
General Dynamics Corp.	79,870	5,444,738
Goodrich Corp.	25,761	1,655,144
Honeywell International, Inc.	158,056	6,195,795
ITT Corp.	37,801	1,880,222
L-3 Communications Holdings, Inc.	24,054	2,091,495
Lockheed Martin Corp.	66,265	4,993,068
Northrop Grumman Corp.	64,954	3,627,681
[Precision Castparts Corp.]		3,214,716
Raytheon Co.	79,209	4,080,848
Rockwell Collins, Inc.	32,524	1,800,529
United Technologies Corp.	194,147	13,475,743

		56,603,837

Air Freight & Logistics 1.0%
CH Robinson Worldwide, Inc.	34,750	2,040,867
Expeditors International of Washington, Inc.	43,900	1,524,647
FedEx Corp.	64,778	5,405,724
United Parcel Service, Inc., Class B	205,640	11,797,567

		20,768,805

Airlines 0.1%
Southwest Airlines Co.	153,680	1,756,562

Auto Components 0.2%
Goodyear Tire & Rubber Co. (The)*	50,143	707,016
Johnson Controls, Inc.	138,988	3,786,033

		4,493,049

Automobiles 0.4%
Ford Motor Co.*	685,007	6,850,070
Harley-Davidson, Inc.	48,556	1,223,611

		8,073,681

Beverages 2.6%
Brown-Forman Corp., Class B	22,273	1,193,165
Coca-Cola Co. (The)	479,934	27,356,238
Coca-Cola Enterprises, Inc.	65,780	1,394,536
Constellation Brands, Inc., Class A*	41,276	657,527
Dr. Pepper Snapple Group, Inc.	52,600	1,488,580
Molson Coors Brewing Co., Class B	32,582	1,471,403
Pepsi Bottling Group, Inc.	29,701	1,113,787
PepsiCo, Inc.	325,037	19,762,249

		54,437,485

Biotechnology 1.5%
Amgen, Inc.*	209,611	11,857,694
Biogen Idec, Inc.*	59,938	3,206,683
Celgene Corp.*	95,203	5,300,903
Cephalon, Inc.*	15,500	967,355
Genzyme Corp.*	54,297	2,661,096
Gilead Sciences, Inc.*	186,397	8,067,262

		32,060,993

Building Products 0.0%
Masco Corp.	74,360	1,026,912

Capital Markets 2.7%
Ameriprise Financial, Inc.	52,801	2,049,735
Bank of New York Mellon Corp. (The)	249,398	6,975,662
Charles Schwab Corp. (The)	197,326	3,713,675
E*Trade Financial Corp.*	320,784	561,372
Federated Investors, Inc., Class B	18,233	501,407
Franklin Resources, Inc.	30,896	3,254,894
Goldman Sachs Group, Inc. (The)	106,474	17,977,070
Invesco Ltd.	88,800	2,085,912
Janus Capital Group, Inc.	36,062	485,034
Legg Mason, Inc.	33,697	1,016,302
Morgan Stanley	281,609	8,335,626
Northern Trust Corp.	50,044	2,622,306
State Street Corp.	102,421	4,459,410
T. Rowe Price Group, Inc.	53,314	2,838,971

		56,877,376

Chemicals 1.9%
Air Products & Chemicals, Inc.	43,815	3,551,644
Airgas, Inc.	17,000	809,200
CF Industries Holdings, Inc.	10,400	944,112
Dow Chemical Co. (The)	236,881	6,545,022
E.I. du Pont de Nemours & Co.	187,134	6,300,802
Eastman Chemical Co.	15,106	909,985
Ecolab, Inc.	49,157	2,191,419
FMC Corp.	15,000	836,400
International Flavors & Fragrances, Inc.	14,773	607,761
Monsanto Co.	112,906	9,230,066
PPG Industries, Inc.	34,595	2,025,191
Praxair, Inc.	63,539	5,102,817
Sigma-Aldrich Corp.	25,209	1,273,811

		40,328,230

Commercial Banks 2.7%
BB&T Corp.	142,392	3,612,485
Comerica, Inc.	31,340	926,724
Fifth Third Bancorp	164,725	1,606,069
First Horizon National Corp.*	45,943	615,640
Huntington Bancshares, Inc.	142,218	519,096
KeyCorp	182,081	1,010,549
M&T Bank Corp. (a)	17,160	1,147,832
Marshall & Ilsley Corp.	105,255	573,640
PNC Financial Services Group, Inc.	95,578	5,045,563
Regions Financial Corp.	246,131	1,302,033

2009 Annual Report 9

Statement of Investments (Continued)
December 31, 2009

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Commercial Banks (continued)

SunTrust Banks, Inc.	103,376	$2,097,499
U.S. Bancorp	396,140	8,917,111
Wells Fargo & Co.	1,058,610	28,571,884
Zions Bancorporation (a)	26,857	344,575

		56,290,700

Commercial Services & Supplies 0.5%
Avery Dennison Corp.	22,854	833,942
Cintas Corp.	27,231	709,368
Iron Mountain, Inc.*	37,500	853,500
Pitney Bowes, Inc.	42,925	976,973
Republic Services, Inc.	66,899	1,893,911
RR Donnelley & Sons Co.	42,533	947,210
Stericycle, Inc.*	17,400	959,958
Waste Management, Inc.	101,442	3,429,754

		10,604,616

Communications Equipment 2.6%
Cisco Systems, Inc.*	1,191,487	28,524,199
Harris Corp.	27,300	1,298,115
JDS Uniphase Corp.*	45,393	374,492
Juniper Networks, Inc.*	108,799	2,901,669
Motorola, Inc.	478,619	3,714,084
QUALCOMM, Inc.	345,935	16,002,953
Tellabs, Inc.*	82,385	467,947

		53,283,459

Computers & Peripherals 5.9%
Apple, Inc.*	186,561	39,338,252
Dell, Inc.*	356,613	5,120,963
EMC Corp.*	422,500	7,381,075
Hewlett-Packard Co.	491,129	25,298,055
International Business Machines Corp. (e)	272,026	35,608,203
Lexmark International, Inc., Class A*	17,977	467,043
NetApp, Inc.*	70,147	2,412,355
QLogic Corp.*	27,453	518,038
SanDisk Corp.*	47,282	1,370,705
Sun Microsystems, Inc.*	159,907	1,498,329
Teradata Corp.*	35,500	1,115,765
Western Digital Corp.*	46,700	2,061,805

		122,190,588

Construction & Engineering 0.2%
Fluor Corp.	36,266	1,633,421
Jacobs Engineering Group, Inc.*	25,800	970,338
Quanta Services, Inc.*	42,500	885,700

		3,489,459

Construction Materials 0.1%
Vulcan Materials Co.	25,977	1,368,209

Consumer Finance 0.8%
American Express Co.	246,328	9,981,210
Capital One Financial Corp.	93,222	3,574,131
Discover Financial Services	112,432	1,653,875
SLM Corp.*	98,295	1,107,785

		16,317,001

Containers & Packaging 0.2%
Ball Corp.	19,514	1,008,874
Bemis Co., Inc.	21,439	635,666
Owens-Illinois, Inc.*	34,900	1,147,163
Pactiv Corp.*	27,383	661,026
Sealed Air Corp.	32,887	718,910

		4,171,639

Distributors 0.1%
Genuine Parts Co.	33,028	1,253,743

Diversified Consumer Services 0.2%
Apollo Group, Inc., Class A*	26,047	1,577,927
DeVry, Inc.	12,800	726,144
H&R Block, Inc.	69,450	1,570,959

		3,875,030

Diversified Financial Services 4.3%
Bank of America Corp.	2,058,200	30,996,492
Citigroup, Inc.	4,038,943	13,368,901
CME Group, Inc.	13,779	4,629,055
IntercontinentalExchange, Inc.*	15,200	1,706,960
JPMorgan Chase & Co.	816,144	34,008,721
Leucadia National Corp.*	39,326	935,566
Moody’s Corp.	40,703	1,090,840
NASDAQ OMX Group, Inc. (The)*	30,100	596,582
NYSE Euronext	53,900	1,363,670

		88,696,787

Diversified Telecommunication Services 2.8%
AT&T, Inc.	1,222,226	34,258,995
CenturyTel, Inc.	61,593	2,230,282
Frontier Communications Corp.	64,637	504,815
Qwest Communications International, Inc.	307,646	1,295,190
Verizon Communications, Inc.	588,361	19,492,400
Windstream Corp.	90,505	994,650

		58,776,332

Electric Utilities 2.0%
Allegheny Energy, Inc.	35,106	824,289
American Electric Power Co., Inc.	98,276	3,419,022
Duke Energy Corp.	270,163	4,649,505
Edison International	67,469	2,346,572
Entergy Corp.	39,092	3,199,289
Exelon Corp.	136,527	6,672,075
FirstEnergy Corp.	63,134	2,932,574

10 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Electric Utilities (continued)

FPL Group, Inc.	85,580	$4,520,336
Northeast Utilities	34,600	892,334
Pepco Holdings, Inc.	45,900	773,415
Pinnacle West Capital Corp.	21,010	768,546
PPL Corp.	78,127	2,524,283
Progress Energy, Inc.	57,966	2,377,186
Southern Co.	165,788	5,524,056

		41,423,482

Electrical Equipment 0.5%
Emerson Electric Co.	155,751	6,634,993
First Solar, Inc.* (a)	9,900	1,340,460
Rockwell Automation, Inc.	29,452	1,383,655
Roper Industries, Inc.	18,900	989,793

		10,348,901

Electronic Equipment, Instruments & Components 0.6%
Agilent Technologies, Inc.*	71,465	2,220,418
Amphenol Corp., Class A	35,500	1,639,390
Corning, Inc.	322,294	6,223,497
FLIR Systems, Inc.*	31,400	1,027,408
Jabil Circuit, Inc.	39,497	686,063
Molex, Inc.	26,486	570,773

		12,367,549

Energy Equipment & Services 1.8%
Baker Hughes, Inc.	66,238	2,681,314
BJ Services Co.	65,271	1,214,041
Cameron International Corp.*	50,600	2,115,080
Diamond Offshore Drilling, Inc.	14,400	1,417,248
FMC Technologies, Inc.*	25,300	1,463,352
Halliburton Co.	186,777	5,620,120
Nabors Industries Ltd.*	58,680	1,284,505
National Oilwell Varco, Inc.	86,668	3,821,192
Rowan Cos., Inc.	23,572	533,670
Schlumberger Ltd.	248,748	16,191,007
Smith International, Inc.	51,208	1,391,322

		37,732,851

Food & Staples Retailing 2.7%
Costco Wholesale Corp.	90,326	5,344,589
CVS Caremark Corp.	292,196	9,411,633
Kroger Co. (The)	132,799	2,726,364
Safeway, Inc.	84,176	1,792,107
SUPERVALU, Inc.	44,159	561,261
Sysco Corp.	122,535	3,423,628
Walgreen Co.	204,804	7,520,403
Wal-Mart Stores, Inc.	441,932	23,621,265
Whole Foods Market, Inc.*	29,166	800,607

		55,201,857

Food Products 1.6%
Archer-Daniels-Midland Co.	133,086	4,166,923
Campbell Soup Co.	39,320	1,329,016
ConAgra Foods, Inc.	91,716	2,114,054
Dean Foods Co.*	38,586	696,091
General Mills, Inc.	67,601	4,786,827
H.J. Heinz Co.	65,371	2,795,264
Hershey Co. (The)	34,445	1,232,787
Hormel Foods Corp.	14,500	557,525
JM Smucker Co. (The)	24,700	1,525,225
Kellogg Co.	52,614	2,799,065
Kraft Foods, Inc., Class A	309,799	8,420,337
McCormick & Co., Inc., Non-Voting Shares	25,995	939,199
Sara Lee Corp.	144,466	1,759,596
Tyson Foods, Inc., Class A	63,224	775,758

		33,897,667

Gas Utilities 0.2%
EQT Corp.	27,100	1,190,232
Nicor, Inc.	11,081	466,510
Questar Corp.	36,149	1,502,714

		3,159,456

Health Care Equipment & Supplies 2.0%
Baxter International, Inc.	124,874	7,327,606
Becton, Dickinson and Co.	49,087	3,871,001
Boston Scientific Corp.*	312,835	2,815,515
C.R. Bard, Inc.	20,023	1,559,792
CareFusion Corp.*	36,650	916,616
DENTSPLY International, Inc.	31,500	1,107,855
Hospira, Inc.*	33,574	1,712,274
Intuitive Surgical, Inc.*	7,911	2,399,565
Medtronic, Inc.	229,202	10,080,304
St. Jude Medical, Inc.*	69,244	2,546,794
Stryker Corp.	58,508	2,947,048
Varian Medical Systems, Inc.*	25,776	1,207,606
Zimmer Holdings, Inc.*	44,064	2,604,623

		41,096,599

Health Care Providers & Services 2.1%
Aetna, Inc.	89,451	2,835,597
AmerisourceBergen Corp.	59,718	1,556,848
Cardinal Health, Inc.	75,100	2,421,224
CIGNA Corp.	56,648	1,997,975
Coventry Health Care, Inc.*	30,643	744,318
DaVita, Inc.*	21,200	1,245,288
Express Scripts, Inc.*	56,908	4,919,697
Humana, Inc.*	35,214	1,545,542
Laboratory Corp of America Holdings*	22,023	1,648,201
McKesson Corp.	55,493	3,468,313
Medco Health Solutions, Inc.*	98,796	6,314,052
Patterson Cos., Inc.*	19,275	539,315

2009 Annual Report 11

Statement of Investments (Continued)
December 31, 2009

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Health Care Providers & Services (continued)

Quest Diagnostics, Inc.	32,160	$1,941,821
Tenet Healthcare Corp.*	84,663	456,334
UnitedHealth Group, Inc.	240,693	7,336,323
WellPoint, Inc.*	94,943	5,534,227

		44,505,075

Health Care Technology 0.0%
IMS Health, Inc.	35,454	746,661

Hotels, Restaurants & Leisure 1.5%
Carnival Corp.	90,482	2,867,375
Darden Restaurants, Inc.	28,912	1,013,944
International Game Technology	61,515	1,154,636
Marriott International, Inc., Class A	52,564	1,432,369
McDonald’s Corp.	223,559	13,959,024
Starbucks Corp.*	153,877	3,548,404
Starwood Hotels & Resorts Worldwide, Inc.	38,708	1,415,551
Wyndham Worldwide Corp.	36,987	746,028
Wynn Resorts Ltd.	14,300	832,689
Yum! Brands, Inc.	96,879	3,387,859

		30,357,879

Household Durables 0.3%
Black & Decker Corp.	12,901	836,372
D.R. Horton, Inc.	57,258	622,395
Fortune Brands, Inc.	31,126	1,344,643
Harman International Industries, Inc.	13,194	465,484
Leggett & Platt, Inc.	31,463	641,845
Lennar Corp., Class A	32,930	420,516
Newell Rubbermaid, Inc.	57,495	863,000
Pulte Homes, Inc.	65,403	654,030
Whirlpool Corp.	15,428	1,244,423

		7,092,708

Household Products 2.5%
Clorox Co.	28,917	1,763,937
Colgate-Palmolive Co.	102,972	8,459,150
Kimberly-Clark Corp.	85,984	5,478,041
Procter & Gamble Co. (The)	605,153	36,690,426

		52,391,554

Independent Power Producers & Energy Traders 0.2%
AES Corp. (The)*	138,244	1,840,028
Constellation Energy Group, Inc.	41,596	1,462,931

		3,302,959

Industrial Conglomerates 2.2%
3M Co.	146,617	12,120,827
General Electric Co.	2,205,334	33,366,704
Textron, Inc.	56,130	1,055,805

		46,543,336

Information Technology Services 1.6%
Affiliated Computer Services, Inc., Class A*	21,295	1,271,099
Automatic Data Processing, Inc.	104,563	4,477,388
Cognizant Technology Solutions Corp., Class A*	61,038	2,765,022
Computer Sciences Corp.*	31,547	1,814,899
Fidelity National Information Services, Inc.	67,877	1,591,037
Fiserv, Inc.*	31,907	1,546,851
MasterCard, Inc., Class A	19,888	5,090,930
Paychex, Inc.	66,613	2,041,022
SAIC, Inc.*	59,900	1,134,506
Total System Services, Inc.	38,600	666,622
Visa, Inc., Class A	92,800	8,116,288
Western Union Co. (The)	143,325	2,701,676

		33,217,340

Insurance 2.4%
Aflac, Inc.	96,867	4,480,099
Allstate Corp. (The)	111,106	3,337,624
American International Group, Inc.* (a)	27,847	834,853
Aon Corp.	56,780	2,176,945
Assurant, Inc.	24,204	713,534
Chubb Corp.	70,726	3,478,305
Cincinnati Financial Corp.	33,690	884,026
Genworth Financial, Inc., Class A	101,205	1,148,677
Hartford Financial Services Group, Inc.	79,332	1,845,262
Lincoln National Corp.	62,517	1,555,423
Loews Corp.	74,795	2,718,798
Marsh & McLennan Cos., Inc.	109,255	2,412,350
MetLife, Inc.	169,623	5,996,173
Principal Financial Group, Inc.	66,023	1,587,193
Progressive Corp. (The)*	139,669	2,512,645
Prudential Financial, Inc.	96,152	4,784,524
Torchmark Corp.	17,191	755,544
Travelers Cos., Inc. (The)	113,191	5,643,703
Unum Group	68,707	1,341,161
XL Capital Ltd., Class A	70,836	1,298,424

		49,505,263

Internet & Catalog Retail 0.6%
Amazon.com, Inc.*	69,052	9,288,875
Expedia, Inc.*	43,700	1,123,527
Priceline.com, Inc.*	9,000	1,966,500

		12,378,902

12 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Internet Software & Services 2.0%
Akamai Technologies, Inc.*	35,511	$899,494
eBay, Inc.*	233,005	5,484,938
Google, Inc., Class A*	49,937	30,959,941
VeriSign, Inc.*	39,883	966,764
Yahoo!, Inc.*	246,680	4,139,290

		42,450,427

Leisure Equipment & Products 0.1%
Eastman Kodak Co. (a)	57,947	244,536
Hasbro, Inc.	25,762	825,930
Mattel, Inc.	74,880	1,496,102

		2,566,568

Life Sciences Tools & Services 0.4%
Life Technologies Corp.*	36,892	1,926,869
Millipore Corp.*	11,520	833,472
PerkinElmer, Inc.	25,472	524,468
Thermo Fisher Scientific, Inc.*	84,558	4,032,571
Waters Corp.*	19,609	1,214,974

		8,532,354

Machinery 1.6%
Caterpillar, Inc.	128,992	7,351,254
Cummins, Inc.	41,764	1,915,297
Danaher Corp.	53,851	4,049,595
Deere & Co.	87,646	4,740,772
Dover Corp.	38,533	1,603,358
Eaton Corp.	34,307	2,182,611
Flowserve Corp.	11,600	1,096,548
Illinois Tool Works, Inc.	79,900	3,834,401
PACCAR, Inc.	75,332	2,732,292
Pall Corp.	24,247	877,742
Parker Hannifin Corp.	33,248	1,791,402
Snap-on, Inc.	12,356	522,165
Stanley Works (The)	17,012	876,288

		33,573,725

Media 2.9%
CBS Corp. Non-Voting, Class B	140,293	1,971,117
Comcast Corp., Class A	591,247	9,968,424
DIRECTV Group, Inc. (The), Class A*	198,180	6,609,303
Gannett Co., Inc.	48,918	726,432
Interpublic Group of Cos., Inc.*	100,675	742,982
McGraw-Hill Cos., Inc. (The)	65,179	2,184,148
Meredith Corp.	8,237	254,112
New York Times Co. (The), Class A	27,463	339,443
News Corp., Class A	466,706	6,389,205
Omnicom Group, Inc.	64,505	2,525,371
Scripps Networks Interactive, Inc., Class A	17,900	742,850
Time Warner Cable, Inc.	72,996	3,021,304
Time Warner, Inc.	241,880	7,048,383
Viacom, Inc., Class B*	125,769	3,739,112
Walt Disney Co. (The)	402,050	12,966,113
Washington Post Co. (The), Class B	1,175	516,530

		59,744,829

Metals & Mining 1.1%
AK Steel Holding Corp.	22,700	484,645
Alcoa, Inc.	201,645	3,250,517
Allegheny Technologies, Inc.	20,325	909,950
Cliffs Natural Resources, Inc.	26,400	1,216,776
Freeport-McMoRan Copper & Gold, Inc.*	89,055	7,150,226
Newmont Mining Corp.	101,484	4,801,208
Nucor Corp.	64,723	3,019,328
Titanium Metals Corp.	17,200	215,344
United States Steel Corp.	29,016	1,599,362

		22,647,356

Multiline Retail 0.8%
Big Lots, Inc.*	17,148	496,949
Family Dollar Stores, Inc.	28,706	798,888
J.C. Penney Co., Inc.	48,859	1,300,138
Kohl’s Corp.*	63,454	3,422,074
Macy’s, Inc.	87,205	1,461,556
Nordstrom, Inc.	34,260	1,287,491
Sears Holdings Corp. (a)*	10,072	840,508
Target Corp.	155,793	7,535,708

		17,143,312

Multi-Utilities 1.4%
Ameren Corp.	49,055	1,371,087
CenterPoint Energy, Inc.	76,627	1,111,858
CMS Energy Corp.	47,549	744,617
Consolidated Edison, Inc.	58,153	2,641,891
Dominion Resources, Inc.	123,654	4,812,614
DTE Energy Co.	34,169	1,489,427
Integrys Energy Group, Inc.	15,795	663,232
NiSource, Inc.	57,119	878,490
PG&E Corp.	76,823	3,430,147
Public Service Enterprise Group, Inc.	104,756	3,483,137
SCANA Corp.	23,000	866,640
Sempra Energy	51,007	2,855,372
TECO Energy, Inc.	44,264	717,962
Wisconsin Energy Corp.	24,200	1,205,886
Xcel Energy, Inc.	94,552	2,006,393

		28,278,753

Office Electronics 0.1%
Xerox Corp.	186,164	1,574,947

Oil, Gas & Consumable Fuels 9.5%
Anadarko Petroleum Corp.	101,814	6,355,230
Apache Corp.	69,619	7,182,592

2009 Annual Report 13

Statement of Investments (Continued)
December 31, 2009

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)

Cabot Oil & Gas Corp.	21,500	$937,185
Chesapeake Energy Corp.	134,173	3,472,397
Chevron Corp.	415,519	31,990,808
ConocoPhillips	307,277	15,692,636
CONSOL Energy, Inc.	37,502	1,867,600
Denbury Resources, Inc.*	53,400	790,320
Devon Energy Corp.	92,014	6,763,029
El Paso Corp.	145,220	1,427,513
EOG Resources, Inc.	52,278	5,086,649
Exxon Mobil Corp.	983,523	67,066,433
Hess Corp.	60,244	3,644,762
Marathon Oil Corp.	146,587	4,576,446
Massey Energy Co.	17,700	743,577
Murphy Oil Corp.	39,538	2,142,960
Noble Energy, Inc.	35,900	2,556,798
Occidental Petroleum Corp.	168,086	13,673,796
Peabody Energy Corp.	55,502	2,509,245
Pioneer Natural Resources Co.	23,900	1,151,263
Range Resources Corp.	31,700	1,580,245
Southwestern Energy Co.*	71,500	3,446,300
Spectra Energy Corp.	133,921	2,746,720
Sunoco, Inc.	24,239	632,638
Tesoro Corp.	31,600	428,180
Valero Energy Corp.	116,849	1,957,221
Williams Cos., Inc. (The)	120,730	2,544,988
XTO Energy, Inc.	122,482	5,699,088

		198,666,619

Paper & Forest Products 0.3%
International Paper Co.	89,664	2,401,202
MeadWestvaco Corp.	35,424	1,014,189
Weyerhaeuser Co.	43,819	1,890,352

		5,305,743

Personal Products 0.3%
Avon Products, Inc.	88,477	2,787,025
Estee Lauder Cos., Inc. (The), Class A	24,399	1,179,936
Mead Johnson Nutrition Co., Class A*	41,600	1,817,920

		5,784,881

Pharmaceuticals 6.4%
Abbott Laboratories	320,334	17,294,833
Allergan, Inc.	63,658	4,011,091
Bristol-Myers Squibb Co.	358,629	9,055,382
Eli Lilly & Co.	209,469	7,480,138
Forest Laboratories, Inc.*	62,528	2,007,774
Johnson & Johnson	571,430	36,805,806
King Pharmaceuticals, Inc.*	51,405	630,739
Merck & Co., Inc.	632,664	23,117,543
Mylan, Inc.*	63,267	1,166,011
Pfizer, Inc.	1,671,328	30,401,456
Watson Pharmaceuticals, Inc.*	21,944	869,202

		132,839,975

Professional Services 0.1%
Dun & Bradstreet Corp.	10,800	911,196
Equifax, Inc.	26,182	808,762
Monster Worldwide, Inc.*	26,595	462,753
Robert Half International, Inc.	31,301	836,676

		3,019,387

Real Estate Investment Trusts (REITs) 1.2%
Apartment Investment & Management Co., Class A	28,114	447,575
AvalonBay Communities, Inc.	16,885	1,386,427
Boston Properties, Inc.	28,718	1,926,116
Equity Residential	57,165	1,931,034
HCP, Inc.	60,700	1,853,778
Health Care REIT, Inc.	25,200	1,116,864
Host Hotels & Resorts, Inc.	130,681	1,525,047
Kimco Realty Corp.	79,870	1,080,641
Plum Creek Timber Co., Inc.	33,689	1,272,097
ProLogis	95,450	1,306,710
Public Storage	28,048	2,284,510
Simon Property Group, Inc.	59,067	4,713,547
Ventas, Inc.	32,400	1,417,176
Vornado Realty Trust	32,448	2,269,384

		24,530,906

Real Estate Management & Development 0.0%
CB Richard Ellis Group, Inc., Class A*	52,050	706,318

Road & Rail 1.0%
Burlington Northern Santa Fe Corp.	55,273	5,451,023
CSX Corp.	81,351	3,944,710
Norfolk Southern Corp.	76,177	3,993,198
Ryder System, Inc.	12,371	509,314
Union Pacific Corp.	104,504	6,677,806

		20,576,051

Semiconductors & Semiconductor Equipment 2.6%
Advanced Micro Devices, Inc.*	116,614	1,128,823
Altera Corp.	57,652	1,304,665
Analog Devices, Inc.	60,483	1,910,053
Applied Materials, Inc.	274,932	3,832,552
Broadcom Corp., Class A*	89,218	2,805,906
Intel Corp.	1,143,712	23,331,725
KLA-Tencor Corp.	35,361	1,278,654
Linear Technology Corp.	46,216	1,411,437
LSI Corp.*	135,348	813,441
MEMC Electronic Materials, Inc.*	46,258	630,034
Microchip Technology, Inc.	38,000	1,104,280

14 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)

Micron Technology, Inc.*	176,072	$1,859,320
National Semiconductor Corp.	46,237	710,200
Novellus Systems, Inc.*	22,549	526,294
NVIDIA Corp.*	114,924	2,146,780
Teradyne, Inc.*	36,463	391,248
Texas Instruments, Inc.	259,544	6,763,717
Xilinx, Inc.	57,332	1,436,740

		53,385,869

Software 4.3%
Adobe Systems, Inc.*	108,480	3,989,894
Autodesk, Inc.*	47,626	1,210,177
BMC Software, Inc.*	37,941	1,521,434
CA, Inc.	82,094	1,843,831
Citrix Systems, Inc.*	37,888	1,576,520
Compuware Corp.*	52,926	382,655
Electronic Arts, Inc.*	67,373	1,195,871
Intuit, Inc.*	65,571	2,013,686
McAfee, Inc.*	32,700	1,326,639
Microsoft Corp.	1,599,951	48,782,506
Novell, Inc.*	69,754	289,479
Oracle Corp.	809,908	19,875,142
Red Hat, Inc.*	38,900	1,202,010
Salesforce.com, Inc.*	22,800	1,681,956
Symantec Corp.*	167,835	3,002,568

		89,894,368

Specialty Retail 1.9%
Abercrombie & Fitch Co., Class A	18,231	635,350
AutoNation, Inc.*	19,187	367,431
AutoZone, Inc.*	6,190	978,453
Bed Bath & Beyond, Inc.*	54,365	2,100,120
Best Buy Co., Inc.	70,447	2,779,839
GameStop Corp., Class A*	31,900	699,886
Gap, Inc. (The)	97,323	2,038,917
Home Depot, Inc.	352,202	10,189,204
Limited Brands, Inc.	55,436	1,066,589
Lowe’s Cos., Inc.	304,852	7,130,488
Office Depot, Inc.*	57,472	370,695
O’Reilly Automotive, Inc.*	28,400	1,082,608
RadioShack Corp.	25,932	505,674
Ross Stores, Inc.	24,600	1,050,666
Sherwin-Williams Co. (The)	19,765	1,218,512
Staples, Inc.	149,305	3,671,410
Tiffany & Co.	25,823	1,110,389
TJX Cos., Inc.	86,557	3,163,658

		40,159,889

Textiles, Apparel & Luxury Goods 0.5%
Coach, Inc.	66,054	2,412,953
NIKE, Inc., Class B	80,701	5,331,915
Polo Ralph Lauren Corp.	11,872	961,394
VF Corp.	18,437	1,350,326

		10,056,588

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	97,876	1,343,837
People’s United Financial, Inc.	72,100	1,204,070

		2,547,907

Tobacco 1.5%
Altria Group, Inc.	429,193	8,425,058
Lorillard, Inc.	32,800	2,631,544
Philip Morris International, Inc.	394,493	19,010,618
Reynolds American, Inc.	35,036	1,855,857

		31,923,077

Trading Companies & Distributors 0.1%
Fastenal Co. (a)	27,300	1,136,772
W.W. Grainger, Inc.	13,129	1,271,281

		2,408,053

Wireless Telecommunication Services 0.3%
American Tower Corp., Class A*	83,100	3,590,751
MetroPCS Communications, Inc.*	55,700	424,991
Sprint Nextel Corp.*	614,993	2,250,874

		6,266,616

Total Common Stocks (cost $2,444,785,941)		2,056,599,050

Mutual Fund 1.0%
Money Market Fund 1.0%
Invesco AIM Liquid Assets Portfolio, 0.18% (b)	21,827,865	21,827,865

Total Mutual Fund (cost $21,827,865)		21,827,865

2009 Annual Report 15

Statement of Investments (Continued)
December 31, 2009

NVIT S&P 500 Index Fund (Continued)

Repurchase Agreement 0.2%

	Principal Amount	Market Value

Morgan Stanley, 0.01%, dated 12/31/09, due 01/04/10, repurchase price $5,095,529, collateralized by U.S. Government Agency Mortgages 0.38%-7.38%, maturing 01/08/10-11/20/39; total market value of $5,198,060. (c)	$5,095,523	$5,095,523

Total Repurchase Agreement (cost $5,095,523)		5,095,523

Total Investments (cost $2,471,709,329)(d) — 100.1%		2,083,522,438

Liabilities in excess of other assets — (0.1%)		(2,054,798)

NET ASSETS — 100.0%		$2,081,467,640

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2009. The total value of securities on loan at December 31, 2009 was $4,923,877.

(b)	Represents 7-day effective yield as of December 31, 2009.

(c)	The security was purchased with cash collateral held from securities on loan (See Note 2). The total value of this security as of December 31, 2009 was $5,095,523.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

(e)	A security or a portion of a security was used to cover the margin requirement for futures contracts.

Ltd.	Limited

REIT	Real Estate Investment Trust

At December 31, 2009, the Fund’s open futures contracts were as follows (Note 2):

			Notional Value
Number of	Long		Covered by	Unrealized
Contracts	Contracts	Expiration	Contracts	Appreciation
90	S&P 500 Index	03/18/10	$24,990,750	$165,204

The accompanying notes are an integral part of these financial statements.

16 Annual Report 2009

Statement of Assets and Liabilities
December 31, 2009

NVIT S&P 500 Index Fund

Assets:
Investments, at value* (cost $2,466,613,806)	$2,078,426,915
Repurchase agreements, at value and cost	5,095,523

Total Investments	2,083,522,438

Cash	2,128
Interest and dividends receivable	2,874,092
Security lending income receivable	19,211
Receivable for investments sold	1,239,980
Receivable for capital shares issued	1,358,769
Prepaid expenses and other assets	19,213

Total Assets	2,089,035,831

Liabilities:
Payable for investments purchased	396,675
Payable for capital shares redeemed	1,309,905
Payable for variation margin on futures contracts	260,395
Payable upon return of securities loaned (Note 2)	5,095,523
Accrued expenses and other payables:
Investment advisory fees	228,607
Fund administration fees	76,984
Administrative services fees	23,909
Accounting and transfer agent fees	2,240
Trustee fees	18,166
Custodian fees	10,141
Compliance program costs (Note 3)	13,055
Professional fees	81,654
Printing fees	24,993
Other	25,944

Total Liabilities	7,568,191

Net Assets	$2,081,467,640

Represented by:
Capital	$2,638,840,862
Accumulated undistributed net investment income	1,640,153
Accumulated net realized losses from investment and futures contracts	(170,991,688)
Net unrealized appreciation/(depreciation) from investments	(388,186,891)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	165,204

Net Assets	$2,081,467,640

Net Assets:
Class IV Shares	$159,219,298
Class Y Shares	1,922,248,342

Total	$2,081,467,640

Shares Outstanding (unlimited number of shares authorized):
Class IV Shares	20,550,648
Class Y Shares	248,220,183

Total	268,770,831

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class IV Shares	$7.75
Class Y Shares	$7.74

*	Includes value of securities on loan of $4,923,877 (Note 2)

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 17

Statement of Operations
For the Year Ended December 31, 2009

NVIT S&P 500 Index Fund

INVESTMENT INCOME:
Interest income	$29,070
Dividend income	46,956,946
Income from securities lending (Note 2)	1,065,757

Total Income	48,051,773

EXPENSES:
Investment advisory fees	2,349,996
Fund administration fees	816,466
Administrative services fees Class IV Shares	152,326
Professional fees	290,550
Printing fees	90,682
Trustee fees	61,194
Custodian fees	66,824
Accounting and transfer agent fees	8,042
Compliance program costs (Note 3)	2,508
Miscellaneous fees	341,139
Other	31,417

Total expenses before earnings credit and expenses reimbursed	4,211,144

Earnings credit (Note 4)	(983)
Expenses reimbursed by adviser (Note 3)	(49,888)

Net Expenses	4,160,273

NET INVESTMENT INCOME	43,891,500

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(49,419,688)
Net realized gains from futures contracts transactions (Note 2)	3,427,783

Net realized losses from investments and futures contracts	(45,991,905)

Net change in unrealized appreciation/(depreciation) from investments	469,999,161
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(401,579)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	469,597,582

Net realized/unrealized gains from investments and futures contracts	423,605,677

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$467,497,177

The accompanying notes are an integral part of these financial statements.

18 Annual Report 2009

Statements of Changes in Net Assets

	NVIT S&P 500 Index Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$43,891,500	$44,689,735
Net realized losses from investments and futures contracts	(45,991,905)	(69,544,145)
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	469,597,582	(925,924,055)

Change in net assets resulting from operations	467,497,177	(950,778,465)

Distributions to Shareholders From:
Net investment income:
Class IV	(3,231,439)	(3,883,354)
Class Y	(40,401,997)	(39,203,491)

Change in net assets from shareholder distributions	(43,633,436)	(43,086,845)

Change in net assets from capital transactions	35,314,520	143,149,465

Change in net assets	459,178,261	(850,715,845)

Net Assets:
Beginning of year	1,622,289,379	2,473,005,224

End of year	$2,081,467,640	$1,622,289,379

Accumulated undistributed net investment income at end of year	$1,640,153	$1,904,053

CAPITAL TRANSACTIONS:
Class IV Shares
Proceeds from shares issued	$5,549,979	$6,801,046
Dividends reinvested	3,231,439	3,883,354
Cost of shares redeemed	(25,058,742)	(28,018,645)

Total Class IV	(16,277,324)	(17,334,245)

Class Y Shares
Proceeds from shares issued	289,406,168	311,345,757
Dividends reinvested	40,401,997	39,203,491
Cost of shares redeemed	(278,216,321)	(190,065,538)

Total Class Y	51,591,844	160,483,710

Change in net assets from capital transactions:	$35,314,520	$143,149,465

SHARE TRANSACTIONS:
Class IV Shares
Issued	856,533	835,071
Reinvested	485,489	482,030
Redeemed	(3,808,759)	(3,324,509)

Total Class IV Shares	(2,466,737)	(2,007,408)

Class Y Shares
Issued	46,731,658	35,804,054
Reinvested	6,041,800	4,894,704
Redeemed	(39,943,833)	(22,409,315)

Total Class Y Shares	12,829,625	18,289,443

Total change in shares	10,362,888	16,282,035

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 19

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT S&P 500 Index Fund

		Operations			Distributions				Ratios/Supplemental Data

			Net Realized									Ratio of
			and								Ratio of Net	Expenses
	Net Asset		Unrealized							Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Total	Value, End	Total	at End	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Distributions	of Period	Return (a)	of Period	Net Assets (b)	Net Assets (b)	Net Assets (b)(c)		Turnover (d)
Class IV Shares
Year Ended December 31, 2009 (e)	$6.28	0.15	1.47	1.62	(0.15)	(0.15)	$7.75	26.22%	$159,219,298	0.33%	2.30%	0.33%		11.47%
Year Ended December 31, 2008	$10.22	0.17	(3.95)	(3.78)	(0.16)	(0.16)	$6.28	(37.29%)	$144,568,725	0.34%	1.99%	0	.34%(f)	5.47%
Year Ended December 31, 2007	$9.88	0.19	0.32	0.51	(0.17)	(0.17)	$10.22	5.11%	$255,677,256	0.32%	1.77%	0	.32%(f)	4.93%
Year Ended December 31, 2006	$8.71	0.17	1.15	1.32	(0.15)	(0.15)	$9.88	15.32%	$270,585,372	0.31%	1.80%	0.38%		5.40%
Year Ended December 31, 2005	$8.45	0.14	0.26	0.40	(0.14)	(0.14)	$8.71	4.75%	$265,571,021	0.28%	1.58%	0.47%		4.29%

Class Y Shares
Year Ended December 31, 2009 (e)	$6.28	0.16	1.46	1.62	(0.16)	(0.16)	$7.74	26.19%	$1,922,248,342	0.22%	2.40%	0.22%		11.47%
Year Ended December 31, 2008	$10.21	0.18	(3.94)	(3.76)	(0.17)	(0.17)	$6.28	(37.15%)	$1,477,720,654	0.22%	2.12%	0	.22%(f)	5.47%
Year Ended December 31, 2007	$9.88	0.18	0.33	0.51	(0.18)	(0.18)	$10.21	5.13%	$2,217,327,968	0.20%	1.87%	0	.20%(f)	4.93%
Period Ended December 31, 2006 (g)	$9.15	0.13	0.72	0.85	(0.12)	(0.12)	$9.88	9.42%	$282,751,481	0.23%	1.99%	0.23%		5.40%

(a)	Not annualized for periods less then one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	There were no fee reductions during the period.
(g)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

The accompanying notes are an integral part of these financial statements.

20 Annual Report 2009

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT S&P 500 Index Fund (the “Fund”), a series of the Trust. The separate accounts of Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) as well as other separate accounts currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sales price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$2,056,599,050	$—	$—	$2,056,599,050
Repurchase Agreement	—	5,095,523	—	5,095,523
Mutual Fund	21,827,865	—	—	21,827,865
Futures Contracts	165,204	—	—	165,204

Total	$2,078,592,119	$5,095,523	$—	$2,083,687,642

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

22 Annual Report 2009

(b)	Credit Derivatives

The Fund is subject to the provisions of ASC 815, “Derivatives and Hedging” (formerly known as SFAS 133). In September 2008, the FASB amended ASC 815-10 (formerly known as FSP FAS 133-1). ASC 815-10, which is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives, requires financial disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments and disclosures of the current status of the payment performance risk of a guarantee. Management has concluded that adoption of the amendments did not impact the Fund’s financial statement disclosures.

(c)	Futures Contracts

The Fund is subject to equity price risk, credit risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into financial futures contracts (“futures contracts”) to gain exposure to, or hedge against changes in, the value of equities, the value of fixed income securities, interest rates or foreign currencies. The Fund may also enter into futures contracts for non-hedging purposes. If the Fund does so, the aggregate initial margin and premiums required to enter into and maintain futures contracts may not exceed 5% of the value of the Fund’s net assets after taking into account unrealized profits and unrealized losses on such futures contracts.

Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, know as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value/market value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. Futures contracts involve minimal counterparty credit risk to the Fund because futures contracts are exchange-traded, and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees futures contacts against defaults.

Futures contracts, if any, are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures.”

The Fund is subject to the provisions of FASB ASC, “Derivatives and Hedging” (ASC 815) (formerly known as Statement of Financial Accounting Standards 161). The standard requires enhanced disclosure about an entity’s derivative and hedging activities. The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2009.

2009 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2009

Fair Values of Derivative Instruments as of December 31, 2009

Derivatives not accounted for as hedging instruments under ASC 815

Statement of Assets & Liabilities Location

Assets:	Asset Derivatives	Fair Value

Equity contracts*	Net Assets-Unrealized appreciation	$165,204

Total		$165,204

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009

Realized Gain/(Loss)
Risk Exposure	Futures	Total

Equity contracts	$3,427,783	$3,427,783

Total	$3,427,783	$3,427,783

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Operations for the Year Ended December 31, 2009

Unrealized Appreciation/(Depreciation)
Risk Exposure	Futures	Total

Equity contracts	$(401,579)	$(401,579)

Total	$(401,579)	$(401,579)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the year ended December 31, 2009.

(d)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

24 Annual Report 2009

(f)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that (1) the borrower deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2009, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral

$4,923,877	$5,095,523

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(h)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the

2009 Annual Report 25

Notes to Financial Statements (Continued)
December 31, 2009

technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series with the Trust. Income, Fund expenses and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the Class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. BlackRock Investment Management, LLC is the subadviser for the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

Up to $1.5 billion	0.13%

$1.5 billion up to $3 billion	0.12%

$3 billion or more	0.11%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadviser $349,691 for the year ended December 31, 2009.

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding 0.23% for Class IV and Class Y shares of the Fund until April 30, 2010.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class

26 Annual Report 2009

making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may only be changed or eliminated with the consent of the Board of Trustees at any time.

As of December 31, 2009, the cumulative potential reimbursements, listed by the year in which NFA waived or reimbursed fees or expenses to the Fund, are:

Fiscal Year	Fiscal Year	Fiscal Year
2007	2008	2009
Amount	Amount	Amount	Total

$—	$—	$49,888	$49,888

Amounts designated as “—” are zero or have been rounded to zero.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2009, NFS received $152,326 in Administrative Services fees from the Fund.

2009 Annual Report 27

Notes to Financial Statements (Continued)
December 31, 2009

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $2,508.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $249,081,407 and sales of $206,449,059 (excluding short-term securities).

6. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

7. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$43,633,436	$—	$43,633,436	$—	$43,633,436

Amounts designated as “—” are zero or have been rounded to zero.

28 Annual Report 2009

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$43,086,845	$—	$43,086,845	$—	$43,086,845

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized	Total Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$1,640,153	$—	$1,640,153	$—	$(129,743,630)	$(429,269,745)	$(557,373,222)

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$2,512,792,182	$109,071,980	$(538,341,724)	$(429,269,744)

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contributions:

Amount	Expires

$2,288,231	2010

$45,797,445	2016

$48,211,338	2017

As of December 31, 2009, for Federal income tax purposes, the Fund has capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merged fund.

Acquired Fund	Amount	Expires

Market Street Equity 500 Index	$7,095,878	2010

Market Street Equity 500 Index	6,803,394	2011

Market Street Equity 500 Index	3,471,330	2012

Market Street Equity 500 Index	5,765,025	2013

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2009, the Fund deferred to January 1, 2010 post-October capital losses in the amount of $10,310,992.

8. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

2009 Annual Report 29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT S&P 500 Index Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

30 Annual Report 2009

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 99.36%.

2009 Annual Report 31

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

32 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

2009 Annual Report 33

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

34 Annual Report 2009

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2009 Annual Report 35

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

36 Annual Report 2009

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NVIT Short Term Bond Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

17	Financial Highlights

18	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information

27	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-STB (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President and CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

The Fund may be subject to interest rate risk. Generally, when interest rates go up, the value of fixed-income securities goes down.

The Fund may be subject to extension risk. When interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

The Fund may be subject to prepayment, call and redemption risks. Certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

The Fund may be subject to liquidity risk, which is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

The Fund may be subject to credit risk. A bond issuer may be unable to pay the interest or principal when due.

While the Fund invests primarily in securities of the U.S. government and its agencies, the Fund’s value is not guaranteed by these entities.

Investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss.

The Fund may be subject to mortgage- and asset-backed securities risk. Through its investments in mortgage-backed and asset-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have

2 Annual Report 2009

been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Merrill Lynch (ML) 1-3 Year Treasury Index: An unmanaged index that tracks short-term U.S. Treasury notes and bonds with maturities of one to three years.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Asset Management, LLC. Nationwide Asset Management, LLC is a wholly owned subsidiary of Nationwide Mutual Insurance Company. Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company are wholly owned by Nationwide Corporation.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is affiliated with Nationwide Asset Management, LLC. Nationwide Asset Management, LLC is a wholly owned subsidiary of Nationwide Mutual Insurance Company. Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company are wholly owned by Nationwide Corporation.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Short Term Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Short Term Bond Fund (Class II at NAV) returned 7.11% versus 0.78% for its benchmark, the Merrill Lynch (ML) 1-3 Year Treasury Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Short-Intermediate Investment Grade Debt Funds (consisting of 40 funds as of December 31, 2009) was 9.49% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, the lowest-rated credit securities were the Fund’s top performers, followed by commercial mortgage-backed securities (CMBS) and then by investment-grade credit. Risk-free rates were generally higher during the reporting period. The Fund’s overweight exposure to credit and underweight exposure to Treasuries was very beneficial to the Fund’s absolute and relative performance. Hybrid preferred securities performed very well during the reporting period.

What areas of investment detracted from Fund performance?

The worst-performing investments in the Fund were Treasury notes. Due to rising interest rates, longer maturities were the worst performers. The performance of Agency mortgage-backed securities also lagged that of most market sectors. Fund performance also was hurt by holdings in higher-quality corporate bonds, which underperformed their lower-rated counterparts.

What is your outlook for the near term?

The near term is expected to be marked by continued economic recovery. The rebound that began in mid-2009 has been fueled by low inflation as well as monetary and fiscal policy support, factors that are likely to remain in place throughout the near future. In addition, we are beginning to see the development of positive feedback that would sustain the expansion well beyond the immediate future.

The pickup in demand is beginning to affect the labor market; unemployment claims have fallen substantially and job losses have slowed to the point that payroll growth is on track to turn positive again within months. This potential turnaround would provide a further boost to consumer spending, which already appears to have bottomed.

Spending grew in both the third and fourth quarters of 2009. This is a positive sign, because spending historically has always accelerated in the early stages of rising employment cycles. The risks to this scenario revolve around the ongoing dislocations in the credit and housing markets. The potential also exists for household deleveraging to gather steam, which would drive up the savings rate and keep a lid on consumer spending. In any case, asset prices will be hard pressed to continue rising at the pace seen during the past three quarters, although a favorable economic backdrop should mean that the general trajectory remains to the upside.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck, Gary S. Davis, CFA and Gary R. Hunt, CFA

2009 Annual Report 5

Fund Performance	NVIT Short Term Bond Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	Inception[2]

Class I	7.39%	3.91%

Class II	7.11%	3.56%

Class Y	7.53%	3.99%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 25, 2008.

Expense Ratios

	Gross	Net
	Expense Ratio*	Expense Ratio*

Class I	0.67%	0.65%

Class II	0.92%	0.90%

Class Y	0.52%	0.50%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Short Term Bond Fund versus performance of the Merrill Lynch 1-3 Yr Treasury Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index consisting of all public U.S. Treasury obligations having maturities from 1 to 2.99 years and reflects total return.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	NVIT Short Term Bond Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
NVIT Short Term Bond Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class I Shares	Actual		1,000.00	1,023.70	3.01	0.59
	Hypothetical	[b]	1,000.00	1,022.23	3.01	0.59

Class II Shares	Actual		1,000.00	1,022.10	4.28	0.84
	Hypothetical	[b]	1,000.00	1,020.97	4.28	0.84

Class Y Shares	Actual		1,000.00	1,024.70	2.25	0.44
	Hypothetical	[b]	1,000.00	1,022.99	2.24	0.44

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	NVIT Short Term Bond Fund
December 31, 2009

Asset Allocation

U.S. Government Sponsored & Agency Obligations	37.5%
Corporate Bonds	27.1%
U.S. Treasury Notes	12.5%
U.S. Government Mortgage Backed Agencies	10.0%
Mutual Fund	4.3%
Collateralized Mortgage Obligation	3.6%
Commercial Mortgage Backed Securities	2.1%
Yankee Dollars	1.1%
Asset-Backed Securities	0.6%
Other assets in excess of liabilities	1.2%

100.0%

Top Industries†

Diversified Financial Services	6.3%
Commercial Banks	6.0%
Thrifts & Mortgage Finance	4.2%
Oil, Gas & Consumable Fuels	1.6%
Energy Equipment & Services	1.4%
Media	1.1%
Capital Markets	1.0%
Insurance	1.0%
Metals & Mining	1.0%
Beverages	0.9%
Other Industries	75.5%

100.0%

Top Holdings†

Federal Home Loan Banks, 1.63%, 07/27/11	7.1%
U.S. Treasury Note, 0.88%, 05/31/11	7.0%
U.S. Treasury Note, 1.00%, 07/31/11	5.6%
Federal Home Loan Banks, 2.25%, 04/13/12	5.1%
Invesco AIM Liquid Assets Portfolio, 0.18%	4.3%
U.S. Treasury Note, 1.75%, 11/15/11	4.3%
U.S. Treasury Note, 1.13%, 06/30/11	4.2%
Federal Home Loan Banks, 1.13%, 06/03/11	4.2%
US Central Federal Credit Union, 1.90%, 10/19/12	4.2%
Fannie Mae REMICS, 4.50%, 03/25/39	3.7%
Other Holdings	50.3%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

NVIT Short Term Bond Fund

Asset-Backed Securities 0.6%

	Principal Amount	Market Value

Automobile Asset-Backed Securities 0.1%
Superior Wholesale Inventory Financing Trust, Series 2007-AE1, Class A 0.33%, 01/15/12(a)	$500,000	$499,969

Credit Card Asset-Backed Securities 0.3%
Advanta Business Card Master Trust, Series 2007-A2, Class A2 5.00%, 03/20/13	83,998	81,898
Golden Credit Card Trust, Series 2008-3, Class A 1.23%, 07/15/17 (a)(b)	1,000,000	1,000,000

		1,081,898

Student Loan Asset-Backed Securities 0.2%
Access Group, Inc., Series 2002-1, Class A2 0.43%, 09/25/25 (a)	689,785	687,236

Total Asset-Backed Securities (cost $2,242,621)		2,269,103

Collateralized Mortgage Obligation 3.6%

Fannie Mae REMICS, Series 2009-42, Class AP, 4.50%, 03/25/39	12,698,429	13,159,535

Total Collateralized Mortgage Obligation (cost $13,253,263)		13,159,535

Commercial Mortgage Backed Securities 2.1%
Capital Markets 1.0%
Morgan Stanley Capital I
Series 2005-IQ9, Class A3, 4.54%, 07/15/56	910,000	893,237
Series 2005-T19, Class A2, 4.73%, 06/12/47	415,000	417,487
Series 2005-T19, Class A3, 4.83%, 06/12/47	750,000	749,049
Series 2006-HQ9, Class A3, 5.71%, 07/12/44	1,000,000	1,001,063
Morgan Stanley Dean Witter Capital I, Series 2001-TOP5, Class A4 6.39%, 10/15/35	480,291	502,666

		3,563,502

Diversified Financial Services 1.1%
Banc of America Commercial Mortgage, Inc., Series 2004-4, Class A3 4.13%, 07/10/42	127,652	127,697
Bear Stearns Commercial Mortgage Securities, Series 2004-T16, Class A4 4.32%, 02/13/46	600,000	610,498
GE Capital Commercial Mortgage Corp., Series 2005-C1, Class A3 4.58%, 06/10/48	600,000	594,811
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC, Class A3 6.26%, 03/15/33	332,048	341,585
LB-UBS Commercial Mortgage Trust
Series 2004-C4, Class A3, 5.07%, 06/15/29 (a)	600,000	607,038
Series 2004-C6, Class A4, 4.58%, 08/15/29	350,000	341,526
Series 2005-C2, Class A3, 4.91%, 04/15/30	750,000	756,994
Series 2007-C6, Class A2, 5.85%, 07/15/40	750,000	759,425

		4,139,574

Total Commercial Mortgage Backed Securities (cost $7,543,530)		7,703,076

Corporate Bonds 27.1%
Airlines 0.3%
Continental Airlines, Inc., Series 01A2, Class A-2, 6.50%, 06/15/11	1,000,000	1,000,000

Beverages 0.9%
Anheuser-Busch InBev Worldwide, Inc., 7.20%, 01/15/14 (b)	1,500,000	1,701,242
SABMiller PLC, 5.70%, 01/15/14 (b)	750,000	810,268
SABMiller PLC 6.2% NTS 01/JUL/2011 USD2000 ’144A’, 6.20%, 07/01/11 (b)	655,000	693,188

		3,204,698

Commercial Banks 5.6%
Bank of America Corp., 7.13%, 10/15/11	2,000,000	2,148,530
Citibank NA, 1.75%, 12/28/12	10,000,000	9,912,020

2009 Annual Report 9

Statement of Investments (Continued)
December 31, 2009

NVIT Short Term Bond Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

Commercial Banks (continued)

Citigroup, Inc., 6.50%, 08/19/13	$2,000,000	$2,130,386
JPMorgan Chase & Co., 5.38%, 10/01/12	2,000,000	2,164,260
Svenska Handelsbanken AB, 2.88%, 09/14/12 (b)	2,750,000	2,766,965
Wells Fargo Capital XIII, Series GMTN, 7.70%, 03/26/13 (a)(c)	1,000,000	970,000

		20,092,161

Computers 0.4%
Hewlett-Packard Co., 2.95%, 08/15/12	1,500,000	1,530,690

Diversified Financial Services 5.1%
American Honda Finance Corp., 6.70%, 10/01/13 (b)	1,000,000	1,095,070
Bear Stearns Cos LLC/(The), Series MTN, 6.95%, 08/10/12	867,000	968,679
Countrywide Financial Corp., Series MTNA, 4.50%, 06/15/10	750,000	762,524
General Electric Capital Corp., 3.50%, 08/13/12	2,000,000	2,041,268
General Electric Capital Corp., Series MTNA, 6.13%, 02/22/11	1,500,000	1,585,047
HSBC Finance Corp., 6.38%, 10/15/11	1,000,000	1,063,524
Pooled Funding Trust I, 2.74%, 02/15/12 (b)	10,000,000	10,205,040
Textron Financial Corp., 5.13%, 11/01/10	750,000	756,077

		18,477,229

Diversified Telecommunication Services 0.7%
Verizon Global Funding Corp., 7.25%, 12/01/10	2,500,000	2,641,940

Electric 0.7%
Northern States Power Co., 4.75%, 08/01/10	500,000	512,038
Pacific Gas & Electric Co., 4.20%, 03/01/11	750,000	773,945
Southern California Edison Co., 5.75%, 03/15/14	1,000,000	1,105,726

		2,391,709

Energy Equipment & Services 1.4%
Smith International, Inc., 8.63%, 03/15/14	1,500,000	1,734,433
Weatherford International Inc.,
Series B, 6.63%, 11/15/11	1,000,000	1,070,046
5.15%, 03/15/13	1,000,000	1,047,228
4.95%, 10/15/13	1,000,000	1,042,852

		4,894,559

Food 0.1%
General Mills, Inc., 5.65%, 09/10/12	500,000	543,938

Insurance 1.0%
Principal Life Income Funding Trusts, Series MTN, 5.30%, 12/14/12	750,000	795,423
Prudential Financial, Inc., Series MTN, 3.63%, 09/17/12	2,750,000	2,790,681

		3,586,104

Media 1.1%
Comcast Cable Communications Holdings, Inc., 8.38%, 03/15/13	547,000	630,525
Time Warner Cable, Inc., 6.20%, 07/01/13	2,150,000	2,361,680
8.25%, 2/14/14	750,000	876,559

		3,868,764

Medical Products 0.5%
Covidien International Finance SA, 5.45%, 10/15/12	1,800,000	1,947,726

Metals & Mining 0.7%
Rio Tinto Finance USA Ltd., 5.88%, 07/15/13	2,394,000	2,583,215

Oil, Gas & Consumable Fuels 1.5%
ConocoPhillips, 4.60%, 01/15/15	1,500,000	1,592,985
Energy Transfer Partners LP, 6.00%, 07/01/13	1,250,000	1,336,479
EOG Resources, Inc., 6.13%, 10/01/13	1,000,000	1,104,288
XTO Energy, Inc., 5.00%, 08/01/10	1,500,000	1,536,499

		5,570,251

Pharmaceuticals 0.6%
Merck & Co., Inc., 1.88%, 06/30/11	2,000,000	2,018,844

10 Annual Report 2009

Statement of Investments (Continued)
December 31, 2009

NVIT Short Term Bond Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

Pipelines 0.7%
DCP Midstream LLC, 7.88%, 08/16/10	$1,000,000	$1,039,624
Enterprise Products Operating LLC, 4.60%, 08/01/12	1,500,000	1,584,123

		2,623,747

Retail 0.3%
CVS Caremark Corp., 1.76%, 09/10/10 (a)	1,000,000	1,008,573

Telecommunications 0.4%
Bellsouth Capital Funding Corp., 7.75%, 02/15/10	500,000	503,988
BellSouth Corp., 4.95%, 04/26/10 (b)	1,000,000	1,012,597

		1,516,585

Thrifts & Mortgage Finance 4.6%
US Central Federal Credit Union, 1.90%, 10/19/12	15,000,000	14,988,270
WMC Finance USA, Ltd., 5.13%, 05/15/13	1,550,000	1,662,476

		16,650,746

Wireless Telecommunication Services 0.5%
New Cingular Wireless Services, Inc., 7.88%, 03/01/11	500,000	537,198
Verizon Wireless, 7.38%, 11/15/13	1,000,000	1,148,666

		1,685,864

Total Corporate Bonds (cost $94,869,745)		97,837,343

U.S. Government Mortgage Backed Agencies 10.0%

Fannie Mae Pool
Pool# 747271 3.64%, 07/01/34 (a)	4,574,815	4,742,873
Pool# 886345 6.22%, 08/01/36 (a)	4,662,309	4,960,870
Pool# 893776 5.96%, 09/01/36 (a)	4,828,689	5,150,443
Pool# 949691 6.35%, 09/01/37 (a)	6,613,964	7,042,804
Pool# AA6943 4.50%, 05/01/39 (a)	2,254,379	2,252,500

		24,149,490

Freddie Mac Non Gold Pool
Pool# 1Q0648 5.79%, 06/01/37 (a)	7,870,292	8,328,025
Pool# 1B3601 5.75%, 10/01/37 (a)	3,434,709	3,618,175

		11,946,200

Total U.S. Government Mortgage Backed Agencies (cost $35,704,460)		36,095,690

U.S. Government Sponsored & Agency Obligations 37.5%

Farmer Mac Guaranteed Notes Trust 2006-2 5.50%, 07/15/11 (b)	10,000,000	10,559,360
Federal Home Loan Banks
1.13%, 06/03/11	15,000,000	15,049,080
1.63%, 07/27/11	25,000,000	25,239,025
2.25%, 04/13/12	18,000,000	18,324,702
Federal Home Loan Mortgage Corp.
2.38%, 05/28/10	1,000,000	1,008,934
5.00%, 01/30/14	4,400,000	4,797,720
5.35%, 08/01/15	4,400,000	4,874,751
Federal National Mortgage Association 1.75%, 03/23/11	6,000,000	6,073,320
U.S. Treasury Note 2.38%, 08/31/10	4,000,000	4,052,968
0.88%, 02/28/11	10,000,000	10,024,220
1.00%, 07/31/11	20,000,000	20,030,460
1.75%, 11/15/11	15,000,000	15,189,255

Total U.S. Government Sponsored & Agency Obligations (cost $134,756,433)		135,223,795

U.S. Treasury Notes 12.5%

U.S. Treasury Note 0.88%, 05/31/11	25,000,000	25,030,275
1.13%, 06/30/11	15,000,000	15,060,930
1.38%, 09/15/12	5,000,000	4,976,560

Total U.S. Treasury Notes (cost $44,854,089)		45,067,765

2009 Annual Report 11

Statement of Investments (Continued)
December 31, 2009

NVIT Short Term Bond Fund (Continued)

Yankee Dollars 1.1%

	Principal Amount	Market Value

Commercial Banks 0.4%
Santander Financial Issuances Ltd., 6.375% BDS, 6.38%, 02/15/11	$1,280,000	$1,334,241

		1,334,241

Electric-Integrated 0.4%
Transalta Corp., 4.75%, 01/15/15	1,500,000	1,510,442

		1,510,442

Metals & Mining 0.3%
Xstrata Canada Corp., 7.25%, 07/15/12	1,000,000	1,078,927

Total Yankee Dollars (cost $3,830,977)		3,923,610

Mutual Fund 4.3%

	Shares	Market Value

Money Market Fund 4.3%
Invesco AIM Liquid Assets Portfolio, 0.18% (d)	15,455,208	$15,455,208

Total Mutual Fund (cost $15,455,208)		15,455,208

Total Investments (cost $352,510,326) (e) — 98.8%		356,735,125

Other assets in excess of liabilities — 1.2%		4,177,515

NET ASSETS — 100.0%		$360,912,640

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2009. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2009 was $29,843,730 which represents 8.28% of net assets.

(c)	Perpetual bond security. The maturity date reflects the next call date.

(d)	Represents 7-day effective yield as of December 31, 2009.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AB	Stock Company

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

PLC	Public Limited Company

REMICS	Real Estate Mortgage Investment Conduits

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statement of Assets and Liabilities
December 31, 2009

NVIT Short Term
Bond Fund

Assets:
Investments, at value (cost $352,510,326)	$356,735,125
Cash	165,992
Interest receivable	2,540,925
Receivable for investments sold	591,135
Receivable for capital shares issued	1,173,074
Reclaims receivable	3,713
Prepaid expenses and other assets	660

Total Assets	361,210,624

Liabilities:
Payable for capital shares redeemed	97,451
Accrued expenses and other payables:
Investment advisory fees	103,668
Fund administration fees	12,029
Distribution fees	22,868
Administrative services fees	10,245
Accounting and transfer agent fees	3,313
Trustee fees	3,278
Custodian fees	1,608
Compliance program costs (Note 3)	2,569
Professional fees	12,843
Printing fees	14,228
Other	13,884

Total Liabilities	297,984

Net Assets	$360,912,640

Represented by:
Capital	$356,699,370
Accumulated net realized gains from investment transactions	(11,529)
Net unrealized appreciation/(depreciation) from investments	4,224,799

Net Assets	$360,912,640

Net Assets:
Class I Shares	$573,625
Class II Shares	106,513,719
Class Y Shares	253,825,296

Total	$360,912,640

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	55,746
Class II Shares	10,389,960
Class Y Shares	24,702,045

Total	35,147,751

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.29
Class II Shares	$10.25
Class Y Shares	$10.28

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Statement of Operations
For the Year Ended December 31, 2009

NVIT Short Term
Bond Fund

INVESTMENT INCOME:
Interest income	$6,088,151
Dividend income	110
Foreign tax withholding	(7,528)

Total Income	6,080,733

EXPENSES:
Investment advisory fees	736,884
Fund administration fees	90,630
Distribution fees Class II Shares	149,349
Administrative services fees Class I Shares	823
Administrative services fees Class II Shares	87,748
Professional fees	36,980
Printing fees	34,175
Trustee fees	7,142
Custodian fees	8,421
Accounting and transfer agent fees	9,205
Compliance program costs (Note 3)	1,672
Other	19,611

Total expenses before earnings credit	1,182,640
Earnings credit (Note 4)	(1,413)

Net Expenses	1,181,227

NET INVESTMENT INCOME	4,899,506

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	728,220
Net change in unrealized appreciation/(depreciation) from investments	6,400,795

Net realized/unrealized gains from investments	7,129,015

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$12,028,521

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Statements of Changes in Net Assets

	NVIT Short Term Bond Fund

	Year Ended	Period Ended
	December 31, 2009	December 31, 2008 (a)
Operations:
Net investment income	$4,899,506	$1,424,176
Net realized gains from investments	728,220	537,980
Net change in unrealized appreciation/(depreciation) from investments	6,400,795	(2,175,996)

Change in net assets resulting from operations	12,028,521	(213,840)

Distributions to Shareholders From:
Net investment income:
Class I	(12,653)	(167)
Class II	(1,402,353)	(221,187)
Class Y	(3,783,657)	(1,213,744)
Net realized gains:
Class I	(2,256)	–
Class II	(329,512)	–
Class Y	(640,784)	–

Change in net assets from shareholder distributions	(6,171,215)	(1,435,098)

Change in net assets from capital transactions	261,608,978	95,095,294

Change in net assets	267,466,284	93,446,356

Net Assets:
Beginning of year	93,446,356	–

End of year	$360,912,640	$93,446,356

Accumulated undistributed net investment income at end of year	$—	$5,071

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$906,758	$10,000
Dividends reinvested	14,909	167
Cost of shares redeemed	(383,639)	–

Total Class I	538,028	10,167

Class II Shares
Proceeds from shares issued	108,156,639	21,931,307
Dividends reinvested	1,731,865	221,187
Cost of shares redeemed	(24,016,965)	(2,453,102)

Total Class II	85,871,539	19,699,392

Class Y Shares
Proceeds from shares issued	189,086,892	100,593,345
Dividends reinvested	$4,424,441	$1,213,744
Cost of shares redeemed	(18,311,922)	(26,421,354)

Total Class Y	175,199,411	75,385,735

Change in net assets from capital transactions:	$261,608,978	$95,095,294

SHARE TRANSACTIONS:
Class I Shares
Issued	90,167	1,000
Reinvested	1,455	17
Redeemed	(36,893)	–

Total Class I Shares	54,729	1,017

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

	NVIT Short Term Bond Fund

	Year Ended	Period Ended
	December 31, 2009	December 31, 2008 (a)

SHARE TRANSACTIONS: (continued)
Class II Shares
Issued	10,581,382	2,220,891
Reinvested	168,859	22,681
Redeemed	(2,355,948)	(247,905)

Total Class II Shares	8,394,293	1,995,667

Class Y Shares
Issued	18,531,306	10,124,120
Reinvested	431,333	123,839
Redeemed	(1,813,717)	(2,694,836)

Total Class Y Shares	17,148,922	7,553,123

Total change in shares	25,597,944	9,549,807

(a)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

16 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Short Term Bond Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value	Net	Gains (Losses)	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Net Assets (b)(c)	Turnover (d)
Class I Shares
Year Ended December 31, 2009 (e)	$9.80	0.24	0.48	0.72	(0.20)	(0.03)	(0.23)	$10.29	7.39%	$573,625	0.59%	2.25%	0.59%	101.24%
Period Ended December 31, 2008 (e)(f)	$10.00	0.22	(0.25)	(0.03)	(0.17)	–	(0.17)	$9.80	(0.34%)	$9,967	0.50%	2.94%	0.53%	88.81%

Class II Shares
Year Ended December 31, 2009 (e)	$9.77	0.21	0.48	0.69	(0.18)	(0.03)	(0.21)	$10.25	7.11%	$106,513,719	0.84%	1.95%	0.84%	101.24%
Period Ended December 31, 2008 (e)(f)	$10.00	0.22	(0.29)	(0.07)	(0.16)	–	(0.16)	$9.77	(0.67%)	$19,505,830	0.89%	2.92%	0.92%	88.81%

Class Y Shares
Year Ended December 31, 2009 (e)	$9.79	0.26	0.47	0.73	(0.21)	(0.03)	(0.24)	$10.28	7.53%	$253,825,296	0.45%	2.46%	0.45%	101.24%
Period Ended December 31, 2008 (e)(f)	$10.00	0.24	(0.27)	(0.03)	(0.18)	–	(0.18)	$9.79	(0.33%)	$73,930,759	0.50%	3.10%	0.52%	88.81%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 17

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Short Term Bond Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results, upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Investments held by money market funds are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. A money market fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account

18 Annual Report 2009

relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Asset-Backed Securities	$—	$2,269,103	$—	$2,269,103

Collateralized Mortgage Obligation	—	13,159,535	—	13,159,535

Commercial Mortgage Backed Securities	—	7,703,076	—	7,703,076

Corporate Bonds	—	97,837,343	—	97,837,343

Mutual Fund	15,455,208	—	—	15,455,208

U.S. Government Mortgage Backed Agencies	—	36,095,690	—	36,095,690

U.S. Government Sponsored & Agency Obligations	—	135,223,795	—	135,223,795

U.S. Treasury Notes	—	45,067,765	—	45,067,765

Yankee Dollars	—	3,923,610	—	3,923,610

Total	$15,455,208	$341,279,917	$—	$356,735,125

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty. At December 31, 2009, the Fund did not hold any repurchase agreements.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(e)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an

20 Annual Report 2009

increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding relative to net assets. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. Nationwide Asset Management LLC is the subadviser for the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

All Assets	0.35%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadviser $207,428 for the year ended December 31, 2009.

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, Administrative Services fees and certain other expenses) from exceeding 0.50% for all share classes of the Fund until April 30, 2010.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

As of December 31, 2009, the cumulative potential reimbursements, listed by the year in which NFA waived or reimbursed fees or expenses to the Fund, are:

	Fiscal Year
Period Ended	2009
2008 Amount (a)	Amount	Total

$10,295	$—	$10,295

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period March 25, 2008 (commencement of operations) to December 31, 2008.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II of the Fund. For the year ended December 31, 2009, NFS received $88,571 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $1,672.

22 Annual Report 2009

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $448,782,279 and sales of 197,721,346 (excluding short-term securities).

For the year ended December 31, 2009, the Fund had purchases of $234,181,007 and sales of $69,199,621 of U.S. Government Securities.

6. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

2009 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2009

7. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$6,124,722	$46,493	$6,171,215	$—	$6,171,215

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the period ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$1,435,098	$—	$1,435,098	$—	$1,435,098

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)	(Deficit)

$—	$—	$—	$—	$(11,529)	$4,224,799	$4,213,270

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$352,510,326	$4,657,387	$(432,588)	$4,224,799

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2009, the Fund deferred to January 1, 2010 post-October capital losses in the amount of $11,529.

8. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

24 Annual Report 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Short Term Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009 and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period March 25, 2008 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

2009 Annual Report 25

Supplemental Information
(Unaudited)

Other Federal Tax Information

The Fund designates $46,493, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

26 Annual Report 2009

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

2009 Annual Report 27

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

28 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

2009 Annual Report 29

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

30 Annual Report 2009

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2009 Annual Report 31

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NVIT Small Cap Index Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

32	Statement of Assets and Liabilities

33	Statement of Operations

34	Statements of Changes in Net Assets

35	Financial Highlights

36	Notes to Financial Statements

46	Report of Independent Registered Public Accounting Firm

47	Supplemental Information

48	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-SCX (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President and CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

The Fund may purchase securities in derivatives, which can be very volatile and carry high transaction costs.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization

2 Annual Report 2009

U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of BlackRock Investment Management, LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of BlackRock Investment Management, LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Small Cap Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Small Cap Index Fund (Class Y shares at NAV) returned 26.95% versus 27.17% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Small-Cap Core Funds (consisting of 138 funds as of December 31, 2009) was 30.61% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

By the numbers, 2009 was, in many ways, a tale of two markets. Perhaps the only constant theme during the year was that markets remained highly volatile. After losing between 30% and 40% in 2008, stocks sank further still in early 2009, with the S&P 500 Index reaching a low of 666 on March 9th. From that point, however, equity markets rebounded sharply and appreciated by more than 65% by the time the year drew to a close. Small-cap stocks experienced similarly strong gains for the year, with the Russell 2000 Index climbing 27.2%.

The strongest-performing sectors within the benchmark Russell 2000 Index were materials (+61.3%), consumer discretionary (+60.7%) and information technology (+59.7%).

What areas detracted from Fund performance?

The lone sector within the benchmark Russell 2000 Index to post a negative return during the period was financials (-1.4%). The sectors with the smallest positive contributions were utilities (+7.11%) and industrials (+13.30).

What is your outlook for the near term?

Our overall economic and market view for 2010 is positioned somewhere between the most bullish observers — who seem to be calling for a strong rebound — and the most bearish — who appear to be predicting that the nascent pickup in growth will fizzle and that the United States is headed for the type of stagnation that plagued Japan in the 1990s.

From an equity markets perspective, we believe that stocks were undervalued during the heart of the credit crisis and now are more fairly priced. Certain sectors of the market, such as healthcare still appear to be undervalued as a whole. The same seems true when looking at individual securities — in every industry, we are finding companies that we believe are both overvalued and undervalued.

One of the key trends that drove market performance during the run-up in 2009 was the influx of cash investments, and we think this trend still has some life in it, since cash investments are still essentially producing a 0% return. This influx of cash, combined with reasonable valuations and the outlook for improving corporate earnings, should provide important support for the equity markets for the immediate future.

Subadviser:
BlackRock Investment Management, LLC

Portfolio Manager:
Debra L. Jelilian

2009 Annual Report 5

Fund Performance	NVIT Small Cap Index Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	Inception[2]

Class Y	26.95%	-8.41%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on April 13, 2007.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class Y	0.31%	0.30%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Small Cap Index Fund versus performance of the Russell 2000 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Russell 2000 Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	NVIT Small Cap Index Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
NVIT Small Cap Index Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class Y	Actual		1,000.00	1,233.00	1.63	0.29
Shares	Hypothetical	[b]	1,000.00	1,023.74	1.48	0.29

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	NVIT Small Cap Index Fund
December 31, 2009

Asset Allocation

Common Stocks	96.7%
Repurchase Agreement	5.2%
Mutual Fund	4.7%
Warrant	0	.0%‡
Rights	0	.0%‡
Liabilities in excess of other assets	(6.6%)

	100.0%

Top Industries †

Real Estate Investment Trusts (REITs)	5.7%
Commercial Banks	5.2%
Software	4.1%
Biotechnology	3.6%
Semiconductors & Semiconductor Equipment	3.4%
Health Care Providers & Services	3.4%
Health Care Equipment & Supplies	3.3%
Oil, Gas & Consumable Fuels	3.1%
Specialty Retail	3.1%
Insurance	2.8%
Other Industries *	62.3%

100.0%

Top Holdings †

Invesco AIM Liquid Assets Portfolio	4.4%
Human Genome Sciences, Inc.	0.6%
Tupperware Brands Corp.	0.3%
3Com Corp.	0.3%
E*Trade Financial Corp.	0.3%
Assured Guaranty Ltd.	0.3%
Solera Holdings, Inc.	0.3%
Skyworks Solutions, Inc.	0.2%
Highwoods Properties, Inc.	0.2%
Domtar Corp.	0.2%
Other Holdings *	92.9%

100.0%

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

†	Percentages indicated are based upon total investments as of December 31, 2009.

‡	Round to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

NVIT Small Cap Index Fund

Common Stocks 96.7%

	Shares	Market Value

Aerospace & Defense 1.5%
AAR Corp.*	11,100	$255,078
Aerovironment, Inc.*	3,800	110,504
American Science & Engineering, Inc.	2,500	189,600
Applied Signal Technology, Inc.	4,100	79,089
Argon ST, Inc.*	4,000	86,880
Ascent Solar Technologies, Inc. (a)	4,700	24,910
Astronics Corp.*	3,400	29,070
Ceradyne, Inc.*	7,800	149,838
Cubic Corp.	4,700	175,310
Curtiss-Wright Corp.	13,500	422,820
DigitalGlobe, Inc.*	4,500	108,900
Ducommun, Inc.	2,700	50,517
DynCorp International, Inc., Class A*	7,400	106,190
Esterline Technologies Corp.*	8,900	362,853
GenCorp, Inc.*	13,900	97,300
GeoEye, Inc.*	5,500	153,340
Global Defense Technology & Systems, Inc.*	700	11,522
HEICO Corp.	6,900	305,877
Herley Industries, Inc.*	4,300	59,727
Ladish Co., Inc.*	4,800	72,384
LMI Aerospace, Inc.*	2,600	34,580
Moog, Inc., Class A*	13,000	379,990
Orbital Sciences Corp.*	16,800	256,368
Stanley, Inc.*	3,400	93,194
Taser International, Inc.*	18,700	81,906
Teledyne Technologies, Inc.*	10,900	418,124
Todd Shipyards Corp.	1,700	28,492
Triumph Group, Inc.	4,700	226,775

		4,371,138

Air Freight & Logistics 0.3%
Air Transport Services Group, Inc.*	19,100	50,424
Atlas Air Worldwide Holdings, Inc.*	6,300	234,675
Dynamex, Inc.*	2,900	52,490
Forward Air Corp.	8,700	217,935
HUB Group, Inc., Class A*	11,100	297,813
Pacer International, Inc.*	8,900	28,124

		881,461

Airlines 0.9%
AirTran Holdings, Inc.*	40,700	212,454
Alaska Air Group, Inc.*	11,000	380,160
Allegiant Travel Co.* (a)	4,644	219,057
Hawaiian Holdings, Inc.*	15,600	109,200
JetBlue Airways Corp.*	76,400	416,380
Republic Airways Holdings, Inc.*	9,000	66,510
SkyWest, Inc.	16,900	285,948
UAL Corp.* (a)	50,100	646,791
US Airways Group, Inc.*	48,600	235,224

		2,571,724

Auto Components 0.9%
American Axle & Manufacturing Holdings, Inc.*	13,200	105,864
Amerigon, Inc.*	6,500	51,610
ArvinMeritor, Inc.*	22,300	249,314
China Automotive Systems, Inc.* (a)	2,100	39,291
Cooper Tire & Rubber Co.	17,900	358,895
Dana Holding Corp.*	40,800	442,272
Dorman Products, Inc.*	3,400	53,244
Drew Industries, Inc.*	5,600	115,640
Exide Technologies*	15,200	108,072
Fuel Systems Solutions, Inc.*	3,900	160,836
Hawk Corp., Class A*	1,600	28,176
Modine Manufacturing Co.*	13,300	157,472
Raser Technologies, Inc.*	16,600	20,584
Spartan Motors, Inc.	9,850	55,455
Standard Motor Products, Inc.*	4,400	37,488
Stoneridge, Inc.*	4,600	41,446
Superior Industries International, Inc.	6,800	104,040
Tenneco, Inc.*	17,900	317,367
Wonder Auto Technology, Inc.*	4,900	57,624

		2,504,690

Automobiles 0.0%
Winnebago Industries*	8,800	107,360

Beverages 0.1%
Boston Beer Co., Inc., Class A*	2,500	116,500
Coca-Cola Bottling Co. Consolidated	1,300	70,226
Heckmann Corp.*	24,700	123,253
National Beverage Corp.	2,940	40,748

		350,727

Biotechnology 3.8%
Acorda Therapeutics, Inc.*	11,500	290,030
Affymax, Inc.*	4,700	116,278
Alkermes, Inc.*	28,600	269,126
Allos Therapeutics, Inc.*	22,000	144,540
Alnylam Pharmaceuticals, Inc.* (a)	10,900	192,058
AMAG Pharmaceuticals, Inc.*	5,140	195,474
Amicus Therapeutics, Inc.*	5,500	21,835
Arena Pharmaceuticals, Inc.* (a)	28,300	100,465
ARIAD Pharmaceuticals, Inc.*	33,700	76,836
Arqule, Inc.*	12,700	46,863
Array BioPharma, Inc.*	15,900	44,679
AVI BioPharma, Inc.* (a)	28,200	41,172
BioCryst Pharmaceuticals, Inc.* (a)	7,700	49,742
Biospecifics Technologies Corp.*	1,100	32,285
Cardium Therapeutics, Inc.* (a)	15,100	10,268
Celera Corp.*	24,800	171,368
Cell Therapeutics, Inc.* (a)	173,600	197,904
Celldex Therapeutics, Inc.*	8,000	37,440
Cepheid, Inc.*	17,500	218,400
Chelsea Therapeutics International, Ltd.*	8,600	23,220

2009 Annual Report 9

Statement of Investments (Continued)
December 31, 2009

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Biotechnology (continued)

Clinical Data, Inc.* (a)	3,800	$69,388
Cubist Pharmaceuticals, Inc.*	17,400	330,078
Curis, Inc.*	19,300	62,725
Cytokinetics, Inc.*	11,900	34,629
Cytori Therapeutics, Inc.* (a)	9,100	55,510
Dyax Corp.*	19,500	66,105
Emergent Biosolutions, Inc.*	4,576	62,188
Enzon Pharmaceuticals, Inc.*	13,700	144,261
Exelixis, Inc.*	32,200	237,314
Facet Biotech Corp.*	6,920	121,653
Genomic Health, Inc.*	4,300	84,108
Geron Corp.* (a)	27,100	150,405
GTx, Inc.* (a)	5,800	24,360
Halozyme Therapeutics, Inc.*	21,300	125,031
Hemispherx Biopharma, Inc.* (a)	32,800	18,368
Human Genome Sciences, Inc.*	54,778	1,676,207
Idenix Pharmaceuticals, Inc.*	8,300	17,845
Idera Pharmaceuticals, Inc.*	7,100	36,707
ImmunoGen, Inc.*	16,100	126,546
Immunomedics, Inc.*	19,800	63,558
Incyte Corp Ltd.*	26,300	239,593
Infinity Pharmaceuticals, Inc.*	5,500	33,990
Insmed, Inc.*	31,600	24,332
InterMune, Inc.*	11,600	151,264
Isis Pharmaceuticals, Inc.*	28,200	313,020
Lexicon Pharmaceuticals, Inc.*	26,500	45,050
Ligand Pharmaceuticals, Inc., Class B*	34,300	74,431
MannKind Corp.* (a)	17,200	150,672
Martek Biosciences Corp.*	10,100	191,294
Maxygen, Inc.*	7,700	46,893
Medivation, Inc.* (a)	8,700	327,555
Metabolix, Inc.*	6,400	70,848
Micromet, Inc.* (a)	16,800	111,888
Molecular Insight Pharmaceuticals, Inc.* (a)	5,600	12,600
Momenta Pharmaceuticals, Inc.*	11,000	138,710
Myriad Pharmaceuticals, Inc.*	5,700	28,671
Nabi Biopharmaceuticals*	16,803	82,335
Nanosphere, Inc.*	3,400	21,896
Neurocrine Biosciences, Inc.*	11,800	32,096
NeurogesX, Inc.* (a)	4,000	30,840
Novavax, Inc.* (a)	18,100	48,146
NPS Pharmaceuticals, Inc.*	13,800	46,920
Omeros Corp.*	800	5,616
OncoGenex Pharmaceutical, Inc.* (a)	1,200	26,736
Onyx Pharmaceuticals, Inc.*	18,570	544,844
Opko Health, Inc.*	15,100	27,633
Orexigen Therapeutics, Inc.*	7,300	54,312
Osiris Therapeutics, Inc.* (a)	5,100	36,414
OXiGENE, Inc.* (a)	10,900	12,426
PDL BioPharma, Inc.	36,200	248,332
Pharmasset, Inc.*	6,300	130,410
Poniard Pharmaceuticals, Inc.* (a)	8,900	16,287
Progenics Pharmaceuticals, Inc.*	9,000	39,960
Protalix BioTherapeutics, Inc.* (a)	10,460	69,245
Regeneron Pharmaceuticals, Inc.*	19,012	459,710
Repligen Corp.*	9,300	38,223
Rigel Pharmaceuticals, Inc.*	14,000	133,140
Sangamo BioSciences, Inc.* (a)	12,400	73,408
Savient Pharmaceuticals, Inc.*	19,200	261,312
SciClone Pharmaceuticals, Inc.*	10,800	25,164
Seattle Genetics, Inc.*	25,200	256,032
SIGA Technologies, Inc.* (a)	7,800	45,240
Spectrum Pharmaceuticals, Inc.* (a)	12,100	53,724
StemCells, Inc.* (a)	37,400	47,124
Synta Pharmaceuticals Corp.* (a)	5,400	27,324
Theravance, Inc.*	16,100	210,427
Vanda Pharmaceuticals, Inc.*	8,000	89,920
Vical, Inc.*	11,500	37,835
Zymogenetics, Inc.*	11,900	76,041

		11,056,852

Building Products 0.6%
AAON, Inc.	3,350	65,292
American Woodmark Corp.	3,100	61,008
Ameron International Corp.	2,800	177,688
Apogee Enterprises, Inc.	8,300	116,200
Builders FirstSource, Inc.* (a)	4,900	18,865
Gibraltar Industries, Inc.*	8,200	128,986
Griffon Corp.*	13,165	160,876
Insteel Industries, Inc.	4,800	62,400
NCI Building Systems, Inc.*	28,100	50,861
Quanex Building Products Corp.	11,400	193,458
Simpson Manufacturing Co., Inc.	11,500	309,235
Trex Co., Inc.*	4,400	86,240
Universal Forest Products, Inc.	5,700	209,817

		1,640,926

Capital Markets 2.4%
Allied Capital Corp.*	54,100	195,301
American Capital Ltd.*	84,800	206,912
Apollo Investment Corp.	49,100	467,923
Ares Capital Corp.	31,673	394,329
Artio Global Investors, Inc.*	7,700	196,273
BGC Partners, Inc., Class A	14,000	64,680
BlackRock Kelso Capital Corp.	4,181	35,622
Broadpoint Gleacher Securities, Inc.*	15,200	67,792
Calamos Asset Management, Inc., Class A	5,700	65,721
Capital Southwest Corp.	900	70,920
Cohen & Steers, Inc. (a)	5,200	118,768
Cowen Group, Inc., Class A*	4,800	28,416
Diamond Hill Investment Group, Inc.	700	44,961
Duff & Phelps Corp., Class A	4,900	89,474
E*Trade Financial Corp.*	472,200	826,350
Epoch Holding Corp.	3,400	35,530
Evercore Partners, Inc., Class A	4,000	121,600
FBR Capital Markets Corp.*	4,900	30,282

10 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Capital Markets (continued)

Fifth Street Finance Corp.	8,700	$93,438
GAMCO Investors, Inc., Class A	2,200	106,238
GFI Group, Inc.	20,700	94,599
Gladstone Capital Corp.	6,400	49,280
Gladstone Investment Corp.	7,100	32,376
Harris & Harris Group, Inc.*	7,800	35,646
Hercules Technology Growth Capital, Inc.	10,682	110,986
International Assets Holding Corp.*	3,768	54,787
JMP Group, Inc.	5,400	52,488
Kayne Anderson Energy Development Co.	3,000	43,650
KBW, Inc.*	10,600	290,016
Knight Capital Group, Inc., Class A*	28,000	431,200
Kohlberg Capital Corp. (a)	5,500	25,080
LaBranche & Co., Inc.*	15,800	44,872
Main Street Capital Corp. (a)	2,100	33,852
MCG Capital Corp.*	21,300	92,016
MF Global Ltd.*	29,300	203,635
MVC Capital, Inc.	7,100	83,780
NGP Capital Resources Co.	6,600	53,658
Oppenheimer Holdings, Inc., Class A	2,700	89,694
optionsXpress Holdings, Inc.	12,800	197,760
PennantPark Investment Corp.	6,600	58,872
Penson Worldwide, Inc.* (a)	6,600	59,796
Piper Jaffray Cos*	5,600	283,416
Prospect Capital Corp. (a)	19,200	226,752
Pzena Investment Management, Inc., Class A*	2,000	16,280
Riskmetrics Group, Inc.*	7,000	111,370
Safeguard Scientifics, Inc.*	5,783	59,623
Sanders Morris Harris Group Inc.	6,100	33,550
Stifel Financial Corp.*	8,750	518,350
SWS Group, Inc.	8,600	104,060
Teton Advisors, Inc., Class A	35	560
Thomas Weisel Partners Group, Inc.*	6,400	24,192
TICC Capital Corp.	8,100	49,005
TradeStation Group, Inc.*	10,100	79,689
Triangle Capital Corp. (a)	3,100	37,479
US Global Investors, Inc., Class A (a)	3,500	43,085
Virtus Investment Partners, Inc.*	1,905	30,289
Westwood Holdings Group, Inc.	1,700	61,778

		7,078,051

Chemicals 2.1%
A. Schulman, Inc.	7,100	143,278
American Vanguard Corp.	5,900	48,970
Ampal American Israel, Class A*	4,700	12,690
Arch Chemicals, Inc.	7,600	234,688
Balchem Corp.	5,600	187,656
Calgon Carbon Corp.*	16,400	227,960
China Green Agriculture, Inc.* (a)	2,300	33,810
Ferro Corp.	24,600	202,704
H.B. Fuller Co.	14,500	329,875
Hawkins, Inc.	2,100	45,843
ICO, Inc.	8,577	62,698
Innophos Holdings, Inc.	5,100	117,249
Innospec, Inc.	7,200	72,648
Koppers Holdings, Inc.	6,100	185,684
Landec Corp.*	7,800	48,672
LSB Industries, Inc.*	5,200	73,320
Minerals Technologies, Inc.	5,600	305,032
NewMarket Corp.	2,900	332,833
NL Industries, Inc.	2,300	15,962
Olin Corp.	22,800	399,456
OM Group, Inc.*	9,000	282,510
Omnova Solutions, Inc.*	12,500	76,625
PolyOne Corp.*	28,000	209,160
Quaker Chemical Corp.	3,300	68,112
Rockwood Holdings, Inc.*	14,900	351,044
Sensient Technologies Corp.	14,600	383,980
ShengdaTech, Inc.* (a)	9,300	57,009
Solutia, Inc.*	35,200	447,040
Spartech Corp.	9,100	93,366
Stepan Co.	2,200	142,582
STR Holdings, Inc.*	2,900	45,559
W.R. Grace & Co.*	21,700	550,095
Westlake Chemical Corp.	5,900	147,087
Zep, Inc.	7,050	122,106
Zoltek Cos., Inc.* (a)	8,400	79,800

		6,137,103

Commercial Banks 5.6%
1st Source Corp.	4,800	77,232
Alliance Financial Corp.	1,200	32,580
American National Bankshares, Inc.	1,800	39,420
Ameris Bancorp (a)	4,265	30,534
Ames National Corp. (a)	2,100	44,331
Arrow Financial Corp.	2,790	69,750
Auburn National Bancorp, Inc. (a)	700	13,783
Bancfirst Corp.	2,000	74,080
Banco Latinoamericano de Comercio Exterior SA, Class E	8,300	115,370
Bancorp Rhode Island, Inc.	600	15,408
Bancorp, Inc.*	4,900	33,614
Bank of Kentucky Financial Corp. (The)	1,200	22,536
Bank of Marin Bancorp	1,600	52,096
Bank of the Ozarks, Inc. (a)	3,500	102,445
Banner Corp. (a)	6,400	17,152
Bar Harbor Bankshares	900	24,705
Boston Private Financial Holdings, Inc.	21,600	124,632
Bridge Bancorp, Inc. (a)	1,900	45,676
Bryn Mawr Bank Corp.	2,100	31,689
Camden National Corp.	2,300	75,210
Cape Bancorp, Inc.*	3,900	26,208
Capital City Bank Group, Inc. (a)	3,721	51,499
Cardinal Financial Corp.	8,600	75,164
Cathay General Bancorp	17,200	129,860

2009 Annual Report 11

Statement of Investments (Continued)
December 31, 2009

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Commercial Banks (continued)

Center Bancorp, Inc.	3,301	$29,445
Centerstate Banks, Inc.	4,700	47,423
Central Pacific Financial Corp.*	10,700	14,017
Century Bancorp, Inc., Class A	1,100	24,233
Chemical Financial Corp.	6,400	150,912
Chicopee Bancorp, Inc.*	1,900	23,712
Citizens & Northern Corp.	2,700	25,758
Citizens Holding Co.	1,200	26,868
Citizens Republic Bancorp, Inc.*	26,300	18,147
City Holding Co.	4,800	155,184
CNB Financial Corp. (a)	2,700	43,173
CoBiz Financial, Inc.	7,500	35,625
Columbia Banking System, Inc.	8,200	132,676
Community Bank System, Inc.	9,700	187,307
Community Trust Bancorp, Inc.	4,600	112,470
CVB Financial Corp. (a)	25,800	222,912
Eagle Bancorp, Inc.*	3,400	35,598
East West Bancorp, Inc.	27,600	436,080
Enterprise Bancorp, Inc.	1,500	16,425
Enterprise Financial Services Corp.	3,500	26,985
Farmers Capital Bank Corp.	1,900	19,418
Financial Institutions, Inc.	3,500	41,230
First Bancorp, Inc.	2,900	44,718
First Bancorp, North Carolina	4,500	62,865
First Bancorp, Puerto Rico (a)	25,000	57,500
First Busey Corp. (a)	11,800	45,902
First California Financial Group, Inc.*	2,400	6,576
First Commonwealth Financial Corp.	25,800	119,970
First Community Bancshares, Inc.	3,700	44,585
First Financial Bancorp	14,700	214,032
First Financial Bankshares, Inc.	6,300	341,649
First Financial Corp.	3,900	119,028
First Merchants Corp.	6,400	38,016
First Midwest Bancorp, Inc.	15,400	167,706
First of Long Island Corp. (The)	1,600	40,400
First South Bancorp, Inc. (a)	2,550	26,265
FirstMerit Corp.	24,882	501,123
FNB Corp.	34,470	234,051
German American Bancorp, Inc. (a)	4,100	66,625
Glacier Bancorp, Inc.	18,600	255,192
Great Southern Bancorp, Inc. (a)	3,000	64,080
Guaranty Bancorp*	17,300	22,836
Hampton Roads Bankshares, Inc. (a)	6,700	11,591
Hancock Holding Co.	8,100	354,699
Harleysville National Corp.	13,100	84,364
Heartland Financial USA, Inc. (a)	4,100	58,835
Heritage Financial Corp.	1,900	26,182
Home Bancorp, Inc.*	3,200	39,008
Home Bancshares, Inc.	4,624	111,300
IBERIABANK Corp.	6,200	333,622
Independent Bank Corp.	6,300	131,607
International Bancshares Corp.	15,750	298,148
Investors Bancorp, Inc.*	14,243	155,818
Lakeland Bancorp, Inc.	6,450	41,216
Lakeland Financial Corp.	3,900	67,275
MainSource Financial Group, Inc.	6,100	29,158
MB Financial, Inc.	14,600	287,912
Merchants Bancshares, Inc.	1,500	33,960
Metro Bancorp, Inc.*	2,100	26,397
MidSouth Bancorp, Inc.	1,400	19,460
Nara Bancorp, Inc.*	9,100	103,194
National Bankshares, Inc. (a)	2,100	59,409
National Penn Bancshares, Inc.	36,900	213,651
NBT Bancorp, Inc.	10,400	211,848
Northfield Bancorp, Inc.	6,200	83,824
Northrim BanCorp, Inc.	1,900	32,072
Norwood Financial Corp.	600	17,154
Ohio Valley Banc Corp. (a)	1,200	26,436
Old National Bancorp	26,400	328,152
Old Point Financial Corp.	500	7,775
Old Second Bancorp, Inc. (a)	4,379	30,171
Oriental Financial Group, Inc.	7,300	78,840
Orrstown Financial Services, Inc. (a)	1,800	62,784
Pacific Capital Bancorp NA (a)	11,299	10,847
Pacific Continental Corp.	4,300	49,192
PacWest Bancorp	7,400	149,110
Park National Corp. (a)	3,300	194,304
Peapack Gladstone Financial Corp.	2,940	37,279
Penns Woods Bancorp, Inc.	1,200	38,928
Peoples Bancorp, Inc.	3,400	32,912
Peoples Financial Corp. (a)	1,100	22,352
Pinnacle Financial Partners, Inc.*	9,900	140,778
Porter Bancorp, Inc.	735	11,054
PremierWest Bancorp (a)	6,710	9,528
PrivateBancorp, Inc.	14,800	132,756
Prosperity Bancshares, Inc.	13,900	562,533
Renasant Corp.	6,400	87,040
Republic Bancorp, Inc., Class A	2,851	58,731
Republic First Bancorp, Inc.*	2,900	12,383
S&T Bancorp, Inc. (a)	7,100	120,771
Sandy Spring Bancorp, Inc.	5,419	48,175
Santander BanCorp*	1,400	17,192
SCBT Financial Corp.	3,800	105,222
Shore Bancshares, Inc.	2,700	39,042
Sierra Bancorp	2,400	18,312
Signature Bank*	12,300	392,370
Simmons First National Corp., Class A	5,100	141,780
Smithtown Bancorp, Inc.	4,800	28,560
South Financial Group, Inc. (The)	48,800	31,461
Southside Bancshares, Inc.	4,035	79,167
Southwest Bancorp, Inc.	4,400	30,536
State Bancorp, Inc.	4,400	31,284
StellarOne Corp.	6,900	68,724
Sterling Bancorp, Class N	4,200	29,988
Sterling Bancshares, Inc.	25,200	129,276
Sterling Financial Corp.* (a)	15,900	9,858

12 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Commercial Banks (continued)

Suffolk Bancorp	3,200	$95,040
Sun Bancorp, Inc.*	4,592	17,220
Susquehanna Bancshares, Inc.	25,587	150,707
SVB Financial Group*	12,300	512,787
SY Bancorp, Inc.	3,428	73,188
Texas Capital Bancshares, Inc.*	10,800	150,768
Tompkins Financial Corp.	2,500	101,250
Tower Bancorp, Inc.	1,100	25,135
TowneBank (a)	7,000	81,760
Trico Bancshares	4,200	69,930
Trustmark Corp.	19,200	432,768
UMB Financial Corp.	9,800	385,630
Umpqua Holdings Corp.	26,200	351,342
Union Bankshares Corp.	4,700	58,233
United Bankshares, Inc. (a)	11,600	231,652
United Community Banks, Inc.*	26,581	90,110
United Security Bancshares, Inc.	1,900	32,566
Univest Corp of Pennsylvania	4,600	80,638
Washington Banking Co.	3,300	39,402
Washington Trust Bancorp, Inc.	4,600	71,668
Webster Financial Corp.	20,600	244,522
WesBanco, Inc.	7,000	86,380
West Bancorp, Inc.	5,400	26,622
Westamerica Bancorp	8,800	487,256
Western Alliance Bancorp*	15,000	56,700
Wilber Corporation. (The)	2,500	18,000
Wilshire Bancorp, Inc.	5,800	47,502
Wintrust Financial Corp.	7,300	224,767
Yadkin Valley Financial Corp.	5,300	19,398

		16,123,939

Commercial Services & Supplies 2.4%
ABM Industries, Inc.	13,904	287,257
ACCO Brands Corp.*	17,200	125,216
American Ecology Corp.	5,300	90,312
American Reprographics Co.*	11,800	82,718
Amrep Corp.*	400	5,480
APAC Customer Services, Inc.*	7,700	45,892
ATC Technology Corp.*	5,900	140,715
Bowne & Co., Inc.	10,835	72,378
Cenveo, Inc.*	16,000	140,000
Clean Harbors, Inc.*	6,400	381,504
Consolidated Graphics, Inc.*	2,700	94,554
Cornell Cos., Inc.*	2,900	65,830
Courier Corp.	3,100	44,175
Deluxe Corp.	14,900	220,371
EnergySolutions, Inc.	23,500	199,515
EnerNOC, Inc.*	3,900	118,521
Ennis, Inc.	7,800	130,962
Fuel Tech, Inc.* (a)	5,400	44,118
G&K Services, Inc., Class A	5,500	138,215
Geo Group, Inc. (The)*	15,300	334,764
Healthcare Services Group, Inc.	12,950	277,907
Heritage-Crystal Clean, Inc.*	1,300	13,598
Herman Miller, Inc.	16,300	260,474
HNI Corp. (a)	13,600	375,768
ICT Group, Inc.*	2,800	45,724
Innerworkings, Inc.*	7,700	45,430
Interface, Inc., Class A	14,700	122,157
Kimball International, Inc., Class B	9,700	82,644
Knoll, Inc.	14,200	146,686
M&F Worldwide Corp.*	3,400	134,300
McGrath Rentcorp	7,200	160,992
Metalico, Inc.* (a)	8,386	41,259
Mine Safety Appliances Co.	8,100	214,893
Mobile Mini, Inc.*	10,700	150,763
Multi-Color Corp.	3,300	40,293
North American Galvanizing & Coating, Inc.*	3,800	18,430
Perma-Fix Environmental Services, Inc.*	17,300	39,271
Rollins, Inc.	13,350	257,388
Schawk, Inc.	4,800	65,280
Standard Parking Corp.*	2,500	39,700
Standard Register Co. (The)	5,300	27,030
Steelcase, Inc., Class A	21,500	136,740
SYKES Enterprises, Inc.*	10,400	264,888
Team, Inc.*	5,400	101,574
Tetra Tech, Inc.*	17,500	475,475
United Stationers, Inc.*	7,200	409,320
Viad Corp.	6,200	127,906
Waste Services, Inc.*	5,200	47,372

		6,885,759

Communications Equipment 2.9%
3Com Corp.*	115,400	865,500
Acme Packet, Inc.*	11,800	129,800
ADC Telecommunications, Inc.*	29,300	181,953
ADTRAN, Inc.	16,700	376,585
Airvana, Inc.*	7,000	53,200
Anaren, Inc.*	3,800	57,190
Arris Group, Inc.*	37,520	428,854
Aruba Networks, Inc.*	17,800	189,748
Bel Fuse, Inc., Class B	3,100	66,619
BigBand Networks, Inc.*	10,500	36,120
Black Box Corp.	5,200	147,368
Blue Coat Systems, Inc.*	11,800	336,772
Cogo Group, Inc.*	7,000	51,590
Communications Systems, Inc.	2,600	32,344
Comtech Telecommunications Corp.*	8,500	297,925
DG FastChannel, Inc.*	5,800	161,994
Digi International, Inc.*	7,400	67,488
Emcore Corp.* (a)	22,700	24,289
EMS Technologies, Inc.*	4,400	63,800
Extreme Networks*	29,400	84,378
Globecomm Systems, Inc.*	6,300	49,266
Harmonic, Inc.*	29,000	183,570

2009 Annual Report 13

Statement of Investments (Continued)
December 31, 2009

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Communications Equipment (continued)

Harris Stratex Networks, Inc., Class A*	16,500	$114,015
Hughes Communications, Inc.*	2,800	72,884
Infinera Corp.*	25,400	225,298
InterDigital, Inc.*	12,600	334,404
Ixia*	9,700	72,168
KVH Industries, Inc.*	4,300	63,425
Loral Space & Communications, Inc.*	3,400	107,474
Netgear, Inc.*	9,700	210,393
Network Equipment Technologies, Inc.*	8,800	35,640
Oplink Communications, Inc.*	6,200	101,618
Opnext, Inc.*	8,800	16,720
Palm, Inc.* (a)	49,678	498,767
Parkervision, Inc.* (a)	8,900	16,287
PC-Tel, Inc.*	5,700	33,744
Plantronics, Inc.*	14,800	384,504
Polycom, Inc.*	25,200	629,244
Powerwave Technologies, Inc.*	39,900	50,274
Riverbed Technology, Inc.*	16,500	379,005
Seachange International, Inc.*	9,600	63,072
ShoreTel, Inc.*	13,600	78,608
Sonus Networks, Inc.*	62,500	131,875
Sycamore Networks, Inc.	6,184	129,299
Symmetricom, Inc.*	14,900	77,480
Tekelec*	18,900	288,792
UTStarcom, Inc.*	34,300	75,117
ViaSat, Inc.*	7,800	247,884

		8,324,344

Computers & Peripherals 0.8%
3PAR, Inc.*	8,100	95,985
ActivIdentity Corp.*	13,900	32,665
Adaptec, Inc.*	32,400	108,540
Avid Technology, Inc.*	8,500	108,460
Compellent Technologies, Inc.*	5,100	115,668
Cray, Inc.*	9,900	63,558
Electronics for Imaging, Inc.*	15,600	202,956
Imation Corp.*	7,600	66,272
Immersion Corp.*	8,500	38,845
Intermec, Inc.*	18,800	241,768
Intevac, Inc.*	6,600	75,702
Isilon Systems, Inc.*	8,000	54,880
Netezza Corp.*	14,300	138,710
Novatel Wireless, Inc.*	9,400	74,918
Quantum Corp.*	64,800	189,864
Rimage Corp.*	2,800	48,552
Silicon Graphics International Corp.*	9,000	63,090
STEC, Inc.* (a)	7,500	122,550
Stratasys, Inc.*	5,900	101,952
Super Micro Computer, Inc.*	7,400	82,288
Synaptics, Inc.* (a)	10,300	315,695

		2,342,918

Construction & Engineering 0.9%
Argan, Inc.*	2,800	40,292
Comfort Systems USA, Inc.	11,700	144,378
Dycom Industries, Inc.*	11,800	94,754
EMCOR Group, Inc.*	19,900	535,310
Furmanite Corp.*	11,100	42,291
Granite Construction, Inc.	10,400	350,064
Great Lakes Dredge & Dock Corp.	12,100	78,408
Insituform Technologies, Inc., Class A*	11,800	268,096
Integrated Electrical Services, Inc.*	2,500	14,625
Layne Christensen Co.*	5,900	169,389
MasTec, Inc.*	15,800	197,500
Michael Baker Corp.*	2,300	95,220
MYR Group, Inc.*	5,300	95,824
Northwest Pipe Co.*	2,800	75,208
Orion Marine Group, Inc.*	8,100	170,586
Pike Electric Corp.*	5,000	46,400
Primoris Services Corp. (a)	2,300	18,331
Sterling Construction Co., Inc.*	4,100	78,638
Tutor Perini Corp.*	7,800	141,024

		2,656,338

Construction Materials 0.1%
Headwaters, Inc.*	18,348	119,629
Texas Industries, Inc.*	7,165	250,703
U.S. Concrete, Inc.*	11,000	10,010
United States Lime & Minerals, Inc.*	600	20,718

		401,060

Consumer Finance 0.4%
Advance America Cash Advance Centers, Inc.	14,000	77,840
Cardtronics, Inc.*	4,200	46,494
CompuCredit Holdings Corp. (a)	5,500	18,315
Credit Acceptance Corp.*	1,900	79,990
Dollar Financial Corp.*	7,300	172,718
EZCORP, Inc., Class A*	13,500	232,335
First Cash Financial Services, Inc.*	6,300	139,797
First Marblehead Corp. (The)*	20,500	43,665
Nelnet, Inc., Class A	6,200	106,826
QC Holdings, Inc.	1,000	4,810
Rewards Network, Inc.	1,900	24,016
World Acceptance Corp.* (a)	4,900	175,567

		1,122,373

Containers & Packaging 0.5%
AEP Industries, Inc.*	1,600	61,248
Boise, Inc.*	8,900	47,259
Bway Holding Co.*	2,300	44,206
Graphic Packaging Holding Co.*	35,100	121,797
Myers Industries, Inc.	10,400	94,640

14 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Containers & Packaging (continued)

Rock-Tenn Co., Class A	11,500	$579,715
Silgan Holdings, Inc.	8,100	468,828

		1,417,693

Distributors 0.0%
Audiovox Corp., Class A*	5,600	39,704
Core-Mark Holding Co., Inc.*	2,900	95,584

		135,288

Diversified Consumer Services 1.1%
American Public Education, Inc.*	5,000	171,800
Bridgepoint Education, Inc.* (a)	4,100	61,582
Capella Education Co.*	4,200	316,260
ChinaCast Education Corp.*	8,300	62,748
Coinstar, Inc.*	9,100	252,798
Corinthian Colleges, Inc.*	24,200	333,234
CPI Corp.	1,500	18,420
Grand Canyon Education, Inc.*	4,700	89,347
Jackson Hewitt Tax Service, Inc.*	9,100	40,040
K12, Inc.* (a)	7,100	143,917
Learning Tree International, Inc.*	2,800	33,432
Lincoln Educational Services Corp.*	2,700	58,509
Mac-Gray Corp.*	3,600	37,080
Matthews International Corp., Class A	9,100	322,413
Nobel Learning Communities, Inc.*	1,100	8,349
Pre-Paid Legal Services, Inc.* (a)	2,200	90,376
Princeton Review, Inc.*	4,800	19,488
Regis Corp.	16,300	253,791
Sotheby’s	20,200	454,096
Steiner Leisure Ltd.*	4,400	174,944
Stewart Enterprises, Inc., Class A	24,300	125,145
Universal Technical Institute, Inc.*	5,700	115,140

		3,182,909

Diversified Financial Services 0.5%
Asset Acceptance Capital Corp.*	4,800	32,544
California First National Bancorp	900	11,754
Compass Diversified Holdings	7,200	91,872
Encore Capital Group, Inc.*	4,300	74,820
Financial Federal Corp.	7,700	211,750
Life Partners Holdings, Inc. (a)	1,975	41,850
MarketAxess Holdings, Inc.	10,300	143,170
Medallion Financial Corp.	4,800	39,216
NewStar Financial, Inc.*	7,700	30,184
PHH Corp.*	16,000	257,760
Pico Holdings, Inc.*	6,800	222,564
Portfolio Recovery Associates, Inc.* (a)	4,600	206,448
Primus Guaranty Ltd.*	7,500	22,875
Resource America, Inc., Class A	3,500	14,140

		1,400,947

Diversified Telecommunication Services 0.7%
AboveNet, Inc.*	3,700	240,648
Alaska Communications Systems Group, Inc.	13,400	106,932
Atlantic Tele-Network, Inc.	2,600	143,026
Cbeyond, Inc.*	6,500	102,375
Cincinnati Bell, Inc.*	63,400	218,730
Cogent Communications Group, Inc.*	13,400	132,124
Consolidated Communications Holdings, Inc.	7,054	123,445
General Communication, Inc., Class A*	14,400	91,872
Global Crossing Ltd.*	8,800	125,400
HickoryTech Corp.	3,900	34,437
inContact, Inc.*	8,000	23,440
Iowa Telecommunications Services, Inc.	10,000	167,600
Neutral Tandem, Inc.*	10,000	227,500
PAETEC Holding Corp.	38,200	158,530
Premiere Global Services, Inc.*	18,400	151,800
SureWest Communications*	4,500	44,820

		2,092,679

Electric Utilities 1.2%
Allete, Inc.	8,800	287,584
Central Vermont Public Service Corp.	2,900	60,320
Cleco Corp.	18,300	500,139
El Paso Electric Co.*	13,400	271,752
Empire District Electric Co. (The)	10,000	187,300
IDACORP, Inc.	14,200	453,690
MGE Energy, Inc.	7,000	250,180
PNM Resources, Inc.	26,300	332,695
Portland General Electric Co.	22,700	463,307
UIL Holdings Corp.	8,841	248,255
Unisource Energy Corp.	10,000	321,900
Unitil Corp.	2,700	62,046

		3,439,168

Electrical Equipment 2.2%
A.O. Smith Corp.	6,600	286,374
Acuity Brands, Inc.	12,500	445,500
Advanced Battery Technologies, Inc.* (a)	14,400	57,600
American Superconductor Corp.* (a)	13,100	535,790
AZZ, Inc.*	3,200	104,640
Baldor Electric Co.	14,100	396,069
Belden, Inc.	14,100	309,072
Brady Corp., Class A	14,313	429,533
Broadwind Energy, Inc.* (a)	10,200	82,518
Chase Corp.	1,800	21,258
China BAK Battery, Inc.* (a)	12,500	34,750
Encore Wire Corp.	5,400	113,778
Ener1, Inc.* (a)	14,500	91,930
Energy Conversion Devices, Inc.* (a)	13,000	137,410
EnerSys*	12,251	267,930
Evergreen Solar, Inc.* (a)	56,600	85,466
Franklin Electric Co., Inc.	7,000	203,560

2009 Annual Report 15

Statement of Investments (Continued)
December 31, 2009

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Electrical Equipment (continued)

FuelCell Energy, Inc.* (a)	19,800	$74,448
Fushi Copperweld, Inc.*	5,000	50,600
GrafTech International Ltd.*	36,100	561,355
GT Solar International, Inc.* (a)	9,600	53,376
Harbin Electric, Inc.*	4,100	84,214
II-VI, Inc.*	7,800	248,040
LaBarge, Inc.*	4,000	48,200
LSI Industries, Inc.	6,100	48,068
Microvision, Inc.* (a)	23,700	75,129
Orion Energy Systems, Inc.*	6,800	29,852
Polypore International, Inc.*	7,500	89,250
Powell Industries, Inc.*	2,300	72,519
Power-One, Inc.* (a)	20,900	90,915
PowerSecure International, Inc.*	5,200	37,492
Preformed Line Products Co.	700	30,660
Regal-Beloit Corp.	10,798	560,848
Satcon Technology Corp.*	19,300	54,426
Ultralife Corp.*	3,700	15,984
Valence Technology, Inc.* (a)	15,200	13,832
Vicor Corp.*	6,100	56,730
Woodward Governor Co.	18,300	471,591

		6,370,707

Electronic Equipment, Instruments & Components 2.0%
Agilysys, Inc.	4,400	40,040
Anixter International, Inc.*	9,000	423,900
Benchmark Electronics, Inc.*	19,800	374,418
Brightpoint, Inc.*	15,200	111,720
Checkpoint Systems, Inc.*	11,700	178,425
China Security & Surveillance Technology, Inc.* (a)	11,900	90,916
Cogent, Inc.*	11,300	117,407
Cognex Corp.	12,000	212,640
Coherent, Inc.*	6,600	196,218
Comverge, Inc.*	5,600	62,944
CPI International, Inc.*	2,400	31,776
CTS Corp.	10,200	98,124
Daktronics, Inc. (a)	10,100	93,021
DDi Corp.*	4,200	20,538
DTS, Inc.*	4,800	164,208
Echelon Corp.* (a)	9,800	113,288
Electro Rent Corp.	5,900	68,086
Electro Scientific Industries, Inc.*	8,900	96,298
FARO Technologies, Inc.*	5,100	109,344
ICx Technologies, Inc.*	3,800	36,176
Insight Enterprises, Inc.*	13,900	158,738
IPG Photonics Corp.*	7,000	117,180
L-1 Identity Solutions, Inc.*	23,549	176,382
Littelfuse, Inc.*	6,500	208,975
Maxwell Technologies, Inc.*	6,600	117,744
Measurement Specialties, Inc.*	4,400	44,220
Mercury Computer Systems, Inc.*	6,900	75,969
Methode Electronics, Inc.	11,400	98,952
MTS Systems Corp.	4,800	137,952
Multi-Fineline Electronix, Inc.*	3,019	85,649
Newport Corp.*	11,900	109,361
OSI Systems, Inc.*	4,700	128,216
PAR Technology Corp.*	2,300	13,294
Park Electrochemical Corp.	6,200	171,368
PC Connection, Inc.*	3,100	20,925
PC Mall, Inc.*	3,500	18,270
Plexus Corp.*	11,900	339,150
RadiSys Corp.*	7,700	73,535
RAE Systems, Inc.*	11,500	12,650
Rofin-Sinar Technologies, Inc.*	8,800	207,768
Rogers Corp.*	4,700	142,457
ScanSource, Inc.*	7,900	210,930
Smart Modular Technologies WWH, Inc.*	11,100	69,819
Spectrum Control, Inc.*	3,800	35,986
SYNNEX Corp.*	5,800	177,828
Technitrol, Inc.	12,000	52,560
TTM Technologies, Inc.*	13,100	151,043
Universal Display Corp.*	8,800	108,768
X-Rite, Inc.*	10,900	23,762
Zygo Corp.*	4,500	30,285

		5,959,223

Energy Equipment & Services 1.7%
Allis-Chalmers Energy, Inc.*	16,000	60,320
Basic Energy Services, Inc.*	6,900	61,410
Bolt Technology Corp.*	2,600	28,652
Boots & Coots, Inc.*	23,700	39,105
Bristow Group, Inc.*	10,400	399,880
Bronco Drilling Co., Inc.*	5,800	29,406
Cal Dive International, Inc.*	13,562	102,529
CARBO Ceramics, Inc.	5,800	395,386
Complete Production Services, Inc.*	17,700	230,100
Dawson Geophysical Co.*	2,400	55,464
Dril-Quip, Inc.*	8,700	491,376
ENGlobal Corp.*	5,500	17,215
Geokinetics, Inc.*	1,600	15,392
Global Industries Ltd.*	30,200	215,326
Gulf Island Fabrication, Inc.	3,700	77,811
Gulfmark Offshore, Inc.*	6,800	192,508
Hercules Offshore, Inc.*	33,000	157,740
Hornbeck Offshore Services, Inc.*	6,300	146,664
ION Geophysical Corp.*	30,300	179,376
Key Energy Services, Inc.*	37,400	328,746
Lufkin Industries, Inc.	4,500	329,400
Matrix Service Co.*	7,800	83,070
Natural Gas Services Group, Inc.*	3,300	62,205
Newpark Resources, Inc.*	26,900	113,787
OYO Geospace Corp.*	1,000	42,890
Parker Drilling Co.*	35,200	174,240
PHI, Inc., Non-Voting Shares*	4,400	91,080

16 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Energy Equipment & Services (continued)

Pioneer Drilling Co.*	13,000	$102,700
RPC, Inc.	9,300	96,720
SulphCo, Inc.* (a)	15,600	10,452
Superior Well Services, Inc.*	4,800	68,448
T-3 Energy Services, Inc.*	3,400	86,700
TETRA Technologies, Inc.*	22,800	252,624
TGC Industries, Inc.*	5,200	20,332
Union Drilling, Inc.*	3,500	21,875
Vantage Drilling Co.*	15,600	25,116
Willbros Group, Inc.*	12,000	202,440

		5,008,485

Food & Staples Retailing 0.8%
Andersons, Inc. (The)	5,400	139,428
Arden Group, Inc., Class A	300	28,686
Casey’s General Stores, Inc.	15,300	488,376
Diedrich Coffee, Inc.* (a)	600	20,910
Great Atlantic & Pacific Tea Co.*	9,340	110,119
Ingles Markets, Inc., Class A	4,200	63,546
Nash Finch Co.	3,700	137,233
Pantry, Inc. (The)*	6,900	93,771
PriceSmart, Inc.	4,800	98,112
Ruddick Corp.	12,600	324,198
Spartan Stores, Inc.	6,500	92,885
Susser Holdings Corp.*	2,300	19,757
United Natural Foods, Inc.*	13,000	347,620
Village Super Market, Inc., Class A	1,900	51,908
Weis Markets, Inc.	3,300	119,988
Winn-Dixie Stores, Inc.*	16,300	163,652

		2,300,189

Food Products 1.4%
AgFeed Industries, Inc.* (a)	7,500	37,500
Alico, Inc. (a)	1,100	31,306
American Dairy, Inc.* (a)	2,600	56,368
American Italian Pasta Co., Class A*	6,200	215,698
B&G Foods, Inc., Class A	7,600	69,768
Calavo Growers, Inc.	2,900	49,300
Cal-Maine Foods, Inc. (a)	4,000	136,320
Chiquita Brands International, Inc.*	13,500	243,540
Darling International, Inc.*	24,900	208,662
Diamond Foods, Inc.	5,000	177,700
Dole Food Company, Inc.* (a)	9,400	116,654
Farmer Bros Co.	2,200	43,428
Fresh Del Monte Produce, Inc.*	12,300	271,830
Griffin Land & Nurseries, Inc.	1,000	29,130
Hain Celestial Group, Inc. (The)*	12,366	210,346
Harbinger Group, Inc.*	2,600	18,252
HQ Sustainable Maritime Industries, Inc.*	2,800	19,712
Imperial Sugar Co.	3,800	66,272
J&J Snack Foods Corp.	4,300	171,828
Lancaster Colony Corp.	5,700	283,290
Lance, Inc.	8,400	220,920
Lifeway Foods, Inc.* (a)	1,600	19,008
Omega Protein Corp.*	5,700	24,852
Overhill Farms, Inc.*	4,700	22,842
Sanderson Farms, Inc.	6,200	261,392
Seneca Foods Corp., Class A*	2,600	62,062
Smart Balance, Inc.*	19,000	114,000
Synutra International, Inc.* (a)	5,700	77,007
Tootsie Roll Industries, Inc.	7,687	210,470
TreeHouse Foods, Inc.*	9,500	369,170
Zhongpin, Inc.*	7,400	115,514

		3,954,141

Gas Utilities 1.2%
Chesapeake Utilities Corp.	2,829	90,669
Laclede Group, Inc.(The)	6,200	209,374
New Jersey Resources Corp.	12,250	458,150
Nicor, Inc. (b)	13,600	572,560
Northwest Natural Gas Co.	7,900	355,816
Piedmont Natural Gas Co., Inc.	22,000	588,500
South Jersey Industries, Inc.	8,700	332,166
Southwest Gas Corp.	13,400	382,302
WGL Holdings, Inc.	15,100	506,454

		3,495,991

Health Care Equipment & Supplies 3.5%
Abaxis, Inc.*	6,500	166,075
ABIOMED, Inc.*	9,000	78,660
Accuray, Inc.*	12,700	71,247
AGA Medical Holdings, Inc.*	3,400	50,218
Align Technology, Inc.*	17,700	315,414
Alphatec Holdings, Inc.*	8,800	46,992
American Medical Systems Holdings, Inc.*	22,400	432,096
Analogic Corp.	3,800	146,338
AngioDynamics, Inc.*	7,300	117,384
Atrion Corp.	500	77,860
ATS Medical, Inc.*	14,400	46,512
Bovie Medical Corp.* (a)	5,200	40,612
Cantel Medical Corp.*	3,900	78,702
Cardiac Science Corp.*	6,300	14,049
Cardiovascular Systems, Inc.*	3,600	16,524
Conceptus, Inc.*	9,000	168,840
CONMED Corp.*	8,700	198,360
CryoLife, Inc.*	7,800	50,076
Cutera, Inc.*	4,000	34,040
Cyberonics, Inc.*	8,300	169,652
Cynosure, Inc., Class A*	2,900	33,321
Delcath Systems, Inc.* (a)	7,900	40,606
DexCom, Inc.*	13,900	112,312
Electro-Optical Sciences, Inc.* (a)	6,900	71,484
Endologix, Inc.*	13,400	70,752
EnteroMedics, Inc.*	4,600	2,576
ev3, Inc.*	22,580	301,217
Exactech, Inc.*	2,500	43,275

2009 Annual Report 17

Statement of Investments (Continued)
December 31, 2009

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Health Care Equipment & Supplies (continued)

Greatbatch, Inc.*	6,700	$128,841
Haemonetics Corp.*	7,400	408,110
Hansen Medical, Inc.*	8,300	25,149
HeartWare International, Inc.*	1,700	60,299
Home Diagnostics, Inc.*	4,500	27,450
ICU Medical, Inc.*	3,900	142,116
Immucor, Inc.*	21,100	427,064
Insulet Corp.*	9,900	141,372
Integra LifeSciences Holdings Corp.*	5,600	205,968
Invacare Corp.	8,600	214,484
IRIS International, Inc.*	5,400	66,744
Kensey Nash Corp.*	2,500	63,750
MAKO Surgical Corp.* (a)	4,300	47,730
Masimo Corp.*	15,200	462,384
Medical Action Industries, Inc.*	4,400	70,664
Meridian Bioscience, Inc.	12,250	263,987
Merit Medical Systems, Inc.*	8,300	160,107
Micrus Endovascular Corp.*	4,800	72,048
Natus Medical, Inc.*	8,500	125,715
Neogen Corp.*	5,850	138,119
NuVasive, Inc.* (a)	11,000	351,780
NxStage Medical, Inc.*	7,600	63,460
OraSure Technologies, Inc.*	13,900	70,612
Orthofix International NV*	5,200	161,044
Orthovita, Inc.*	19,800	69,498
Palomar Medical Technologies, Inc.*	5,200	52,416
Quidel Corp.*	7,900	108,862
Rochester Medical Corp.*	3,000	33,390
Rockwell Medical Technologies, Inc.* (a)	4,300	33,067
RTI Biologics, Inc.*	17,300	66,432
Sirona Dental Systems, Inc.*	5,100	161,874
Somanetics Corp.*	3,000	52,650
SonoSite, Inc.*	5,100	120,513
Spectranetics Corp.*	10,700	74,472
Stereotaxis, Inc.* (a)	7,900	31,047
STERIS Corp.	17,600	492,272
SurModics, Inc.* (a)	4,600	104,236
Symmetry Medical, Inc.*	10,500	84,630
Synovis Life Technologies, Inc.*	2,700	34,857
Thoratec Corp.*	17,000	457,640
TomoTherapy, Inc.*	13,100	51,090
TranS1, Inc.*	4,000	15,800
Utah Medical Products, Inc.	1,000	29,320
Vascular Solutions, Inc.*	4,800	40,272
Volcano Corp.*	14,600	253,748
West Pharmaceutical Services, Inc.	9,800	384,160
Wright Medical Group, Inc.*	11,400	216,030
Young Innovations, Inc.	2,000	49,560
Zoll Medical Corp.*	6,400	171,008

		10,083,035

Health Care Providers & Services 3.6%
Air Methods Corp.*	3,300	110,946
Alliance HealthCare Services, Inc.*	6,700	38,257
Allied Healthcare International, Inc.*	16,700	48,597
Allion Healthcare, Inc.*	7,300	47,888
Almost Family, Inc.*	2,500	98,825
Amedisys, Inc.* (a)	8,200	398,192
America Service Group, Inc.	2,500	39,675
American Caresource Holdings, Inc.*	4,500	10,800
American Dental Partners, Inc.*	4,100	52,890
AMERIGROUP Corp.*	16,000	431,360
AMN Healthcare Services, Inc.*	9,300	84,258
Amsurg Corp.*	9,100	200,382
Assisted Living Concepts, Inc., Class A*	2,680	70,672
Bio-Reference Labs, Inc.*	3,400	133,246
BioScrip, Inc.*	11,700	97,812
Capital Senior Living Corp.*	6,800	34,136
CardioNet, Inc.*	7,500	44,550
Catalyst Health Solutions, Inc.*	11,000	401,170
Centene Corp.*	12,600	266,742
Chemed Corp.	6,700	321,399
Chindex International, Inc.*	3,600	50,868
Clarient, Inc.*	9,100	24,115
Continucare Corp.*	9,400	41,078
CorVel Corp.*	2,500	83,850
Cross Country Healthcare, Inc.*	9,300	92,163
Emergency Medical Services Corp., Class A*	8,800	476,520
Emeritus Corp.* (a)	6,000	112,500
Ensign Group, Inc. (The)	4,000	61,480
Genoptix, Inc.*	4,800	170,544
Gentiva Health Services, Inc.*	8,800	237,688
Hanger Orthopedic Group, Inc.*	7,500	103,725
Health Grades, Inc.*	7,200	30,888
HealthSouth Corp.*	27,600	518,052
Healthspring, Inc.*	15,000	264,150
Healthways, Inc.*	10,200	187,068
HMS Holdings Corp.*	7,400	360,306
inVentiv Health, Inc.*	10,300	166,551
IPC The Hospitalist Co., Inc.*	4,900	162,925
Kindred Healthcare, Inc.*	11,000	203,060
Landauer, Inc.	2,800	171,920
LCA-Vision, Inc.*	4,800	24,576
LHC Group, Inc.*	4,200	141,162
Magellan Health Services, Inc.*	10,500	427,665
Medcath Corp.*	4,500	35,595
Metropolitan Health Networks, Inc.*	12,200	24,278
Molina Healthcare, Inc.*	4,000	91,480
MWI Veterinary Supply, Inc.*	3,300	124,410
National HealthCare Corp.*	2,500	90,275
National Research Corp.	400	8,280
Nighthawk Radiology Holdings, Inc.*	6,400	28,992
NovaMed, Inc.* (a)	6,800	26,384
Odyssey HealthCare, Inc.*	9,800	152,684

18 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Health Care Providers & Services (continued)

Owens & Minor, Inc.	12,500	$536,625
PharMerica Corp.*	9,132	145,016
Providence Service Corp. (The)*	3,200	50,560
PSS World Medical, Inc.*	17,900	404,003
Psychiatric Solutions, Inc.*	17,000	359,380
RadNet, Inc.*	9,100	18,564
RehabCare Group, Inc.*	7,500	228,225
Res-Care, Inc.*	7,500	84,000
Select Medical Holdings Corp.*	8,900	94,518
Skilled Healthcare Group, Inc., Class A*	4,900	36,505
Sun Healthcare Group, Inc.*	13,000	119,210
Sunrise Senior Living, Inc.*	11,800	37,996
Triple-S Management Corp., Class B*	6,100	107,360
U.S. Physical Therapy, Inc.*	3,500	59,255
Universal American Corp.*	8,600	100,620
Virtual Radiologic Corp.*	2,100	26,796
WellCare Health Plans, Inc.*	12,700	466,852

		10,502,514

Health Care Technology 0.7%
AMICAS, Inc.*	10,700	58,208
Athenahealth, Inc.*	10,100	456,924
Computer Programs & Systems, Inc.	2,700	124,335
Eclipsys Corp.*	17,000	314,840
MedAssets, Inc.*	11,900	252,399
Medidata Solutions, Inc.*	2,000	31,200
MedQuist, Inc.	3,800	25,422
Merge Healthcare, Inc.*	9,600	32,256
Omnicell, Inc.*	9,400	109,886
Phase Forward, Inc.*	12,900	198,015
Quality Systems, Inc.	7,100	445,809
Transcend Services, Inc.*	1,900	40,584
Vital Images, Inc.*	3,700	46,953

		2,136,831

Hotels, Restaurants & Leisure 2.4%
AFC Enterprises, Inc.*	7,600	62,016
Ambassadors Group, Inc.	6,200	82,398
Ameristar Casinos, Inc.	7,800	118,794
Bally Technologies, Inc.*	15,900	656,511
Benihana, Inc., Class A*	3,900	14,781
BJ’s Restaurants, Inc.*	5,800	109,156
Bluegreen Corp.*	4,600	11,132
Bob Evans Farms, Inc.	9,300	269,235
Buffalo Wild Wings, Inc.*	5,500	221,485
California Pizza Kitchen, Inc.*	5,600	75,320
Caribou Coffee Co., Inc.* (a)	3,000	23,160
Carrols Restaurant Group, Inc.*	3,400	24,038
CEC Entertainment, Inc.*	6,904	220,376
Cheesecake Factory, Inc. (The)*	18,100	390,779
Churchill Downs, Inc.	3,100	115,785
CKE Restaurants, Inc.	14,800	125,208
Cracker Barrel Old Country Store, Inc.	6,900	262,131
Denny’s Corp.*	29,100	63,729
DineEquity, Inc.*	5,300	128,737
Domino’s Pizza, Inc.*	11,000	92,180
Dover Downs Gaming & Entertainment, Inc.	4,300	16,254
Einstein Noah Restaurant Group, Inc.*	1,400	13,762
Frisch’s Restaurants, Inc.	600	14,310
Gaylord Entertainment Co.*	11,400	225,150
Great Wolf Resorts, Inc.*	8,800	20,856
Interval Leisure Group, Inc.*	12,600	157,122
Isle of Capri Casinos, Inc.*	4,700	35,156
Jack in the Box, Inc.*	16,740	329,276
Krispy Kreme Doughnuts, Inc.*	17,700	52,215
Lakes Entertainment, Inc.*	5,400	13,554
Landry’s Restaurants, Inc.*	2,000	42,580
Life Time Fitness, Inc.*	12,000	299,160
Luby’s, Inc.*	6,700	24,656
Marcus Corp.	6,500	83,330
McCormick & Schmick’s Seafood Restaurants, Inc.*	5,100	35,496
Monarch Casino & Resort, Inc.*	2,700	21,870
Morgans Hotel Group Co.*	6,600	29,898
Multimedia Games, Inc.*	8,100	48,681
O’Charleys, Inc.*	5,200	34,060
Orient-Express Hotels Ltd., Class A*	23,300	236,262
P.F. Chang’s China Bistro, Inc.* (a)	7,200	272,952
Papa John’s International, Inc.*	6,500	151,840
Peet’s Coffee & Tea, Inc.*	3,500	116,655
Pinnacle Entertainment, Inc.*	18,200	163,436
Red Lion Hotels Corp.*	5,300	26,182
Red Robin Gourmet Burgers, Inc.*	4,800	85,920
Ruby Tuesday, Inc.*	19,700	141,840
Ruth’s Hospitality Group, Inc.*	6,000	12,540
Shuffle Master, Inc.*	16,100	132,664
Sonic Corp.*	18,100	182,267
Speedway Motorsports, Inc.	4,300	75,766
Steak N Shake Co./The	370	119,924
Texas Roadhouse, Inc., Class A*	14,900	167,327
Town Sports International Holdings, Inc.*	5,600	13,048
Universal Travel Group*	2,600	26,364
Vail Resorts, Inc.*	8,800	332,640
Youbet.com, Inc.*	9,100	26,117

		6,848,081

Household Durables 1.2%
American Greetings Corp., Class A	11,900	259,301
Beazer Homes USA, Inc.*	12,200	59,048
Blyth, Inc.	1,650	55,638
Brookfield Homes Corp.* (a)	3,200	25,600
Cavco Industries, Inc.*	2,000	71,840
CSS Industries, Inc.	2,500	48,600
Ethan Allen Interiors, Inc.	6,500	87,230
Furniture Brands International, Inc.*	12,600	68,796

2009 Annual Report 19

Statement of Investments (Continued)
December 31, 2009

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Household Durables (continued)

Helen of Troy Ltd.*	8,900	$217,694
Hooker Furniture Corp.	3,300	40,821
Hovnanian Enterprises, Inc., Class A* (a)	16,100	61,824
iRobot Corp.*	5,900	103,840
La-Z-Boy, Inc., Class Z*	15,300	145,809
M/I Homes, Inc.*	5,500	57,145
Meritage Homes Corp.*	8,800	170,104
National Presto Industries, Inc.	1,300	141,999
NIVS IntelliMedia Technology Group, Inc.*	1,800	4,644
Ryland Group, Inc.	13,000	256,100
Sealy Corp.*	13,700	43,292
Skyline Corp.	2,100	38,640
Standard Pacific Corp.*	30,600	114,444
Stanley Furniture Co., Inc.*	3,100	31,465
Tempur-Pedic International, Inc.*	22,000	519,860
Tupperware Brands Corp.	18,800	875,516
Universal Electronics, Inc.*	4,100	95,202

		3,594,452

Household Products 0.1%
Central Garden and Pet Co., Class A*	18,800	186,872
Oil-Dri Corp of America	1,500	23,250
Orchids Paper Products Co.*	1,300	26,026
WD-40 Co.	4,900	158,564

		394,712

Independent Power Producers & Energy Traders 0.0%
US Geothermal, Inc.*	18,700	28,611

Industrial Conglomerates 0.3%
Otter Tail Corp.	10,700	265,360
Raven Industries, Inc.	5,100	162,027
Seaboard Corp.	104	140,296
Standex International Corp.	4,100	82,369
Tredegar Corp.	8,921	141,130
United Capital Corp.*	600	14,292

		805,474

Information Technology Services 2.1%
Acxiom Corp.*	20,600	276,452
CACI International, Inc., Class A*	8,800	429,880
Cass Information Systems, Inc.	2,460	74,784
China Information Security Technology, Inc.*	8,200	50,512
CIBER, Inc.*	20,800	71,760
Computer Task Group, Inc.*	4,500	36,045
CSG Systems International, Inc.*	10,500	200,445
CyberSource Corp.*	20,624	414,749
eLoyalty Corp.* (a)	1,800	12,366
Euronet Worldwide, Inc.*	14,750	323,762
ExlService Holdings, Inc.*	4,500	81,720
Forrester Research, Inc.*	4,100	106,395
Gartner, Inc.*	17,900	322,916
Global Cash Access Holdings, Inc.*	11,200	83,888
Hackett Group, Inc. (The)*	11,700	32,526
Heartland Payment Systems, Inc.	11,100	145,743
iGate Corp.	7,000	70,000
infoGROUP, Inc.*	10,700	85,814
Information Services Group, Inc.*	7,200	22,824
Integral Systems, Inc.*	3,722	32,233
Lionbridge Technologies, Inc.*	20,500	47,150
Mantech International Corp., Class A*	6,300	304,164
MAXIMUS, Inc.	5,200	260,000
MoneyGram International, Inc.*	25,000	72,000
NCI, Inc., Class A*	2,100	58,065
Ness Technologies, Inc.*	11,700	57,330
Online Resources Corp.*	7,700	40,502
RightNow Technologies, Inc.*	6,600	114,642
Sapient Corp.*	25,500	210,885
SRA International, Inc., Class A*	12,600	240,660
StarTek, Inc.*	2,900	21,692
Syntel, Inc.	3,900	148,317
TeleTech Holdings, Inc.*	9,800	196,294
Tier Technologies, Inc., Class B*	5,300	42,400
TNS, Inc.*	7,500	192,675
Unisys Corp.*	12,420	478,915
VeriFone Holdings, Inc.*	21,800	357,084
Virtusa Corp.*	4,900	44,394
Wright Express Corp.*	11,500	366,390

		6,128,373

Insurance 3.0%
Ambac Financial Group, Inc.* (a)	85,800	71,214
American Equity Investment Life Holding Co.	16,500	122,760
American Physicians Capital, Inc.	2,566	77,801
American Physicians Service Group, Inc.	1,500	34,605
American Safety Insurance Holdings Ltd.*	2,600	37,570
AMERISAFE, Inc.*	5,200	93,444
Amtrust Financial Services, Inc.	6,900	81,558
Argo Group International Holdings Ltd.*	9,209	268,350
Assured Guaranty Ltd.	36,400	792,064
Baldwin & Lyons, Inc., Class B	2,700	66,447
Citizens, Inc.* (a)	10,400	67,912
CNA Surety Corp.*	5,300	78,917
Conseco, Inc.*	58,600	293,000
Crawford & Co., Class B*	7,600	29,944
Delphi Financial Group, Inc., Class A	13,900	310,943
Donegal Group, Inc., Class A	3,600	55,944
Eastern Insurance Holdings, Inc.	3,000	25,860
eHealth, Inc.*	7,400	121,582
EMC Insurance Group, Inc.	1,600	34,416
Employers Holdings, Inc.	14,000	214,760
Enstar Group Ltd.*	2,100	153,342
FBL Financial Group, Inc., Class A	4,100	75,932
First Acceptance Corp.*	5,200	10,140

20 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Insurance (continued)

First Mercury Financial Corp.	4,300	$58,953
Flagstone Reinsurance Holdings Ltd.	11,800	129,092
FPIC Insurance Group, Inc.*	2,100	81,102
Greenlight Capital Re Ltd., Class A*	8,400	197,988
Hallmark Financial Services*	2,800	22,288
Harleysville Group, Inc.	4,300	136,697
Horace Mann Educators Corp.	11,900	148,750
Independence Holding Co.	1,100	6,380
Infinity Property & Casualty Corp.	4,100	166,624
Kansas City Life Insurance Co.	1,300	38,675
Maiden Holdings Ltd.	14,800	108,336
Max Capital Group Ltd.	13,800	307,740
Meadowbrook Insurance Group, Inc.	18,742	138,691
Mercer Insurance Group, Inc.	1,700	30,889
Montpelier Re Holdings Ltd.	25,000	433,000
National Financial Partners Corp.*	12,500	101,125
National Interstate Corp.	2,000	33,920
National Western Life Insurance Co., Class A	721	125,180
Navigators Group, Inc.*	3,500	164,885
NYMAGIC, Inc.	1,500	24,885
Phoenix Cos., Inc. (The)*	35,000	97,300
Platinum Underwriters Holdings Ltd.	15,400	589,666
PMA Capital Corp., Class A*	10,300	64,890
Presidential Life Corp.	6,900	63,135
ProAssurance Corp.*	9,880	530,655
RLI Corp.	5,600	298,200
Safety Insurance Group, Inc.	3,600	130,428
SeaBright Insurance Holdings, Inc.*	5,300	60,897
Selective Insurance Group	16,000	263,200
State Auto Financial Corp.	4,500	83,250
Stewart Information Services Corp.	4,200	47,376
Tower Group, Inc.	13,300	311,353
United America Indemnity Ltd., Class A*	11,718	92,807
United Fire & Casualty Co.	7,200	131,256
Universal Insurance Holdings, Inc.	3,900	22,893
Zenith National Insurance Corp.	11,000	327,360

		8,688,371

Internet & Catalog Retail 0.5%
1-800-FLOWERS.COM, Inc., Class A*	8,500	22,525
Blue Nile, Inc.* (a)	3,800	240,654
Drugstore.Com, Inc.*	28,400	87,756
Gaiam, Inc., Class A*	5,800	44,602
HSN, Inc.*	12,000	242,280
NutriSystem, Inc. (a)	9,300	289,881
Orbitz Worldwide, Inc.*	11,500	84,410
Overstock.com, Inc.* (a)	5,200	70,512
PetMed Express, Inc. (a)	7,200	126,936
Shutterfly, Inc.*	6,400	113,984
Stamps.com, Inc.*	3,300	29,700
Ticketmaster Entertainment, Inc.*	11,800	144,196
US Auto Parts Network, Inc.*	2,500	13,000
Vitacost.com, Inc.*	2,400	25,008

		1,535,444

Internet Software & Services 1.8%
Ancestry.com, Inc.*	1,500	21,015
Archipelago Learning, Inc.*	1,600	33,120
Art Technology Group, Inc.*	38,400	173,184
comScore, Inc.*	6,500	114,075
Constant Contact, Inc.*	7,400	118,400
DealerTrack Holdings, Inc.*	11,400	214,206
Dice Holdings, Inc.*	5,000	32,750
Digital River, Inc.*	11,500	310,385
DivX, Inc.*	11,400	64,296
EarthLink, Inc.	32,100	266,751
GSI Commerce, Inc.*	9,200	233,588
Imergent, Inc.	2,200	13,354
InfoSpace, Inc.*	10,500	89,985
Innodata Isogen, Inc.*	5,200	28,808
Internap Network Services Corp.*	15,400	72,380
Internet Brands, Inc., Class A*	8,200	64,206
Internet Capital Group, Inc.*	11,100	73,815
iPass, Inc.*	15,100	15,704
j2 Global Communications, Inc.*	13,300	270,655
Keynote Systems, Inc.	3,700	40,367
Knot, Inc. (The)*	9,100	91,637
Limelight Networks, Inc.*	9,300	36,549
Liquidity Services, Inc.*	4,700	47,329
LivePerson, Inc.*	11,600	80,852
LogMeIn, Inc.*	2,100	41,895
LoopNet, Inc.*	6,100	60,634
Marchex, Inc., Class B	6,000	30,480
MercadoLibre, Inc.*	7,800	404,586
ModusLink Global Solutions, Inc.*	13,590	127,882
Move, Inc.*	49,200	81,672
NIC, Inc.	15,100	138,014
OpenTable, Inc.* (a)	900	22,914
Openwave Systems, Inc.*	23,800	54,264
Perficient, Inc.*	9,500	80,085
Rackspace Hosting, Inc.*	20,000	417,000
RealNetworks, Inc.*	25,100	93,121
Saba Software, Inc.*	7,400	30,636
SAVVIS, Inc.*	11,300	158,765
support.com, Inc.*	14,000	36,960
Switch & Data Facilities Co., Inc.*	6,400	129,344
TechTarget, Inc.*	3,800	21,394
Terremark Worldwide, Inc.*	17,300	118,332
Travelzoo, Inc.*	1,800	22,122
United Online, Inc.	25,302	181,921
ValueClick, Inc.*	26,100	264,132
Vocus, Inc.*	5,000	90,000

2009 Annual Report 21

Statement of Investments (Continued)
December 31, 2009

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Internet Software & Services (continued)

Web.com Group, Inc.*	8,200	$53,546
Zix Corp.* (a)	19,200	32,832

		5,199,942

IT Services 0.0%
Echo Global Logistics, Inc.* (a)	700	8,883

Leisure Equipment & Products 0.7%
Brunswick Corp.	26,700	339,357
Callaway Golf Co.	17,700	133,458
Eastman Kodak Co.* (a)	81,100	342,242
JAKKS Pacific, Inc.*	7,400	89,688
Leapfrog Enterprises, Inc.*	10,300	40,273
Marine Products Corp.	3,200	15,776
Polaris Industries, Inc.	9,100	397,033
Pool Corp.	14,600	278,568
RC2 Corp.*	6,200	91,450
Smith & Wesson Holding Corp.*	18,400	75,256
Sport Supply Group, Inc.	3,500	44,065
Steinway Musical Instruments*	2,200	35,002
Sturm Ruger & Co., Inc. (a)	6,000	58,200

		1,940,368

Life Sciences Tools & Services 0.7%
Accelrys, Inc.*	7,200	41,256
Affymetrix, Inc.*	21,500	125,560
Albany Molecular Research, Inc.*	7,700	69,916
BioDelivery Sciences International, Inc.* (a)	1,800	7,074
Bruker Corp.*	14,800	178,488
Cambrex Corp.*	8,900	49,662
Dionex Corp.*	5,300	391,511
Enzo Biochem, Inc.*	10,000	53,800
eResearchTechnology, Inc.*	12,900	77,529
Harvard Bioscience, Inc.*	7,400	26,418
Kendle International, Inc.*	4,600	84,226
Luminex Corp.*	12,500	186,625
Parexel International Corp.*	17,200	242,520
Sequenom, Inc.* (a)	18,800	77,832
Varian, Inc.*	8,800	453,552

		2,065,969

Machinery 2.8%
3D Systems Corp.*	5,600	63,280
Actuant Corp., Class A	20,500	379,865
Alamo Group, Inc.	1,900	32,585
Albany International Corp., Class A	8,200	184,172
Altra Holdings, Inc.*	7,600	93,860
American Railcar Industries, Inc.	2,800	30,856
Ampco-Pittsburgh Corp.	2,800	88,284
Astec Industries, Inc.*	5,350	144,129
Badger Meter, Inc.	4,100	163,262
Barnes Group, Inc.	14,100	238,290
Blount International, Inc.*	12,600	127,260
Briggs & Stratton Corp.	14,100	263,811
Cascade Corp.	2,700	74,223
Chart Industries, Inc.*	8,600	142,330
China Fire & Security Group, Inc.* (a)	4,600	62,238
CIRCOR International, Inc.	4,900	123,382
Clarcor, Inc.	15,200	493,088
Colfax Corp.*	7,800	93,912
Columbus Mckinnon Corp.*	5,800	79,228
Duoyuan Printing, Inc.*	1,300	10,465
Dynamic Materials Corp.	3,600	72,180
Eastern Co. (The)	2,200	29,546
Energy Recovery, Inc.* (a)	10,500	72,240
EnPro Industries, Inc.*	6,000	158,460
ESCO Technologies, Inc.	7,900	283,215
Federal Signal Corp.	14,700	88,494
Flanders Corp.*	5,100	22,746
Flow International Corp.*	11,400	35,112
Force Protection, Inc.*	21,200	110,452
FreightCar America, Inc.	3,100	61,473
Gorman-Rupp Co. (The) (a)	4,775	131,981
Graham Corp.	2,500	51,750
Greenbrier Cos., Inc.	5,500	57,090
Hexcel Corp.*	29,269	379,912
Hurco Cos., Inc.*	1,900	28,120
John Bean Technologies Corp.	8,700	147,987
Kadant, Inc.*	3,700	59,052
Kaydon Corp.	9,500	339,720
K-Tron International, Inc.*	700	76,118
LB Foster Co., Class A*	3,000	89,430
Lindsay Corp. (a)	3,400	135,490
Met-Pro Corp.	4,400	46,728
Middleby Corp.*	4,962	243,237
Miller Industries, Inc.*	3,000	34,050
Mueller Industries, Inc.	11,100	275,724
Mueller Water Products, Inc., Class A	44,500	231,400
NACCO Industries, Inc., Class A	1,600	79,680
Nordson Corp.	10,000	611,800
Omega Flex, Inc.	800	11,200
PMFG, Inc.* (a)	4,200	68,082
Portec Rail Products, Inc.	2,400	25,704
RBC Bearings, Inc.*	6,600	160,578
Robbins & Myers, Inc.	7,900	185,808
Sauer-Danfoss, Inc.*	3,700	44,437
SmartHeat, Inc.* (a)	2,000	29,040
Sun Hydraulics Corp.	3,800	99,750
Tecumseh Products Co., Class A*	5,100	59,619
Tennant Co.	5,600	146,664
Titan International, Inc. (a)	9,725	78,870
Trimas Corp.*	4,300	29,111
Twin Disc, Inc.	2,600	27,144
Watts Water Technologies, Inc., Class A	8,547	264,273

		8,071,987

22 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Marine 0.2%
American Commercial Lines, Inc.* (a)	2,700	$49,491
Eagle Bulk Shipping, Inc.* (a)	19,000	94,050
Genco Shipping & Trading Ltd.* (a)	7,800	174,564
Horizon Lines, Inc., Class A	8,000	44,560
International Shipholding Corp.	1,500	46,605
TBS International Ltd., Class A*	3,200	23,520
Ultrapetrol Bahamas Ltd.*	7,200	34,272

		467,062

Media 0.9%
Arbitron, Inc.	7,300	170,966
Ascent Media Corp., Class A*	4,300	109,779
Belo Corp., Class A	27,000	146,880
Carmike Cinemas, Inc.*	3,300	24,948
Cinemark Holdings, Inc.	10,100	145,137
CKX, Inc.*	18,700	98,549
Crown Media Holdings, Inc., Class A* (a)	3,600	5,220
Dolan Media Co.*	8,000	81,680
E.W. Scripps Co. (The), Class A*	9,700	67,512
Fisher Communications, Inc.*	1,900	30,875
Global Sources Ltd.*	5,395	33,719
Harte-Hanks, Inc.	11,476	123,711
Journal Communications, Inc., Class A	13,200	51,348
Knology, Inc.*	9,000	98,550
LIN TV Corp., Class A*	6,400	28,544
Live Nation, Inc.*	25,800	219,558
LodgeNet Interactive Corp.*	6,100	33,733
Martha Stewart Living Omnimedia, Class A*	6,100	30,134
Mediacom Communications Corp., Class A*	11,900	53,193
National CineMedia, Inc.	12,800	212,096
Outdoor Channel Holdings, Inc.*	4,900	28,420
Playboy Enterprises, Inc., Class B*	3,700	11,840
Primedia, Inc.	7,183	25,931
RCN Corp.*	11,800	128,030
Reading International, Inc., Class A*	6,700	27,135
Rentrak Corp.*	2,500	44,175
Scholastic Corp.	6,700	199,861
Sinclair Broadcast Group, Inc., Class A*	13,000	52,390
Valassis Communications, Inc.*	14,600	266,596
Value Line, Inc.	200	5,022
World Wrestling Entertainment, Inc., Class A	5,500	84,315

		2,639,847

Metals & Mining 1.1%
Allied Nevada Gold Corp.*	15,700	236,756
AM Castle & Co.	5,000	68,450
AMCOL International Corp.	7,300	207,466
Brush Engineered Materials, Inc.*	6,100	113,094
Century Aluminum Co.*	17,100	276,849
China Precision Steel, Inc.* (a)	9,200	18,860
Coeur d’Alene Mines Corp.*	22,760	411,046
General Moly, Inc.*	19,300	40,144
General Steel Holdings, Inc.*	4,400	19,404
Haynes International, Inc.	3,600	118,692
Hecla Mining Co.* (a)	71,100	439,398
Horsehead Holding Corp.*	12,300	156,825
Kaiser Aluminum Corp.	4,600	191,452
Olympic Steel, Inc.	2,800	91,224
Paramount Gold and Silver Corp.* (a)	19,100	27,695
RTI International Metals, Inc.*	9,100	229,047
Stillwater Mining Co.*	12,400	117,552
Sutor Technology Group Ltd.*	2,800	7,448
Universal Stainless & Alloy*	2,000	37,720
US Gold Corp.*	22,800	56,544
Worthington Industries, Inc.	18,300	239,181

		3,104,847

Multiline Retail 0.3%
99 Cents Only Stores*	14,000	182,980
Dillard’s, Inc., Class A	15,400	284,130
Fred’s, Inc., Class A	10,700	109,140
Retail Ventures, Inc.*	8,300	73,787
Saks, Inc.*	38,100	249,936
Tuesday Morning Corp.*	9,900	25,542

		925,515

Multi-Utilities 0.4%
Avista Corp.	16,300	351,917
Black Hills Corp.	11,400	303,582
CH Energy Group, Inc.	4,700	199,844
NorthWestern Corp.	11,000	286,220

		1,141,563

Oil, Gas & Consumable Fuels 3.3%
Alon USA Energy, Inc. (a)	2,400	16,416
Apco Oil and Gas International, Inc.	3,100	68,510
Approach Resources, Inc.*	4,600	35,512
Arena Resources, Inc.*	11,400	491,568
Atlas Energy, Inc.	19,700	594,349
ATP Oil & Gas Corp.*	12,000	219,360
Berry Petroleum Co., Class A	13,000	378,950
Bill Barrett Corp.*	11,600	360,876
BPZ Resources, Inc.* (a)	28,300	268,850
Brigham Exploration Co.*	29,800	403,790
Carrizo Oil & Gas, Inc.*	8,400	222,516
Cheniere Energy, Inc.*	17,800	43,076
Clayton Williams Energy, Inc.*	1,787	62,616
Clean Energy Fuels Corp.*	10,800	166,428
Cloud Peak Engery, Inc.*	9,300	135,408
Contango Oil & Gas Co.*	3,600	169,236
CREDO Petroleum Corp.*	2,800	26,040
Crosstex Energy, Inc.	12,500	75,625
Cubic Energy, Inc.*	7,200	10,728

2009 Annual Report 23

Statement of Investments (Continued)
December 31, 2009

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)

CVR Energy, Inc.*	7,400	$50,764
Delek US Holdings, Inc.	4,200	28,602
Delta Petroleum Corp.* (a)	55,100	57,304
DHT Maritime, Inc.	14,100	51,888
Endeavour International Corp.*	37,700	40,716
Evergreen Energy, Inc.* (a)	41,600	14,269
FX Energy, Inc.*	13,000	37,050
General Maritime Corp.	15,018	104,976
GeoResources, Inc.*	2,400	32,784
GMX Resources, Inc.* (a)	9,500	130,530
Golar LNG Ltd.*	10,500	134,610
Goodrich Petroleum Corp.* (a)	7,471	181,919
Gran Tierra Energy, Inc.*	61,700	353,541
Green Plains Renewable Energy, Inc.*	3,300	49,071
Gulfport Energy Corp.*	7,900	90,455
Harvest Natural Resources, Inc.*	10,000	52,900
International Coal Group, Inc.*	27,500	106,150
Isramco, Inc.*	300	21,450
James River Coal Co.*	8,400	155,652
Knightsbridge Tankers Ltd.	5,100	67,626
McMoRan Exploration Co.*	23,000	184,460
Nordic American Tanker Shipping (a)	12,800	384,000
Northern Oil And Gas, Inc.*	9,900	117,216
Oilsands Quest, Inc.*	59,800	68,770
Panhandle Oil and Gas, Inc., Class A	2,300	59,570
Patriot Coal Corp.* (a)	22,200	343,212
Penn Virginia Corp.	13,000	276,770
Petroleum Development Corp.*	5,300	96,513
PetroQuest Energy, Inc.*	14,000	85,820
PrimeEnergy Corp.*	200	7,278
Rex Energy Corp.*	7,700	92,400
Rosetta Resources, Inc.*	15,800	314,894
Ship Finance International Ltd. (a)	13,300	181,279
Stone Energy Corp.*	11,991	216,438
Swift Energy Co.*	11,300	270,748
Syntroleum Corp.*	19,100	50,806
Teekay Tankers Ltd., Class A (a)	3,500	29,855
Toreador Resources Corp.* (a)	6,600	65,340
Uranerz Energy Corp.* (a)	13,400	17,420
Uranium Energy Corp. (a)	14,400	54,432
USEC, Inc.*	34,000	130,900
VAALCO Energy, Inc.*	17,000	77,350
Venoco, Inc.*	5,500	71,720
W&T Offshore, Inc.	10,300	120,510
Warren Resources, Inc.*	17,800	43,610
Western Refining, Inc.* (a)	12,700	59,817
Westmoreland Coal Co.*	3,200	28,512
World Fuel Services Corp.	17,800	476,862
Zion Oil & Gas, Inc.* (a)	4,790	34,248

		9,472,861

Paper & Forest Products 0.8%
Buckeye Technologies, Inc.*	11,700	114,192
Clearwater Paper Corp.*	3,185	175,079
Deltic Timber Corp.	3,200	147,776
Domtar Corp.*	12,400	687,084
Glatfelter	13,800	167,670
KapStone Paper and Packaging Corp.*	8,800	86,680
Louisiana-Pacific Corp.*	36,300	253,374
Neenah Paper, Inc.	5,000	69,750
Schweitzer-Mauduit International, Inc.	5,300	372,855
Wausau Paper Corp.	13,200	153,120

		2,227,580

Personal Products 0.7%
American Oriental Bioengineering, Inc.* (a)	18,300	85,095
Bare Escentuals, Inc.*	20,000	244,600
Chattem, Inc.*	5,600	522,480
China Sky One Medical, Inc.* (a)	3,200	72,800
China-Biotics, Inc.*	2,200	34,034
Elizabeth Arden, Inc.*	7,300	105,412
Female Health Co. (The)*	3,800	17,974
Inter Parfums, Inc.	4,500	54,765
Mannatech, Inc.	4,800	14,976
Medifast, Inc.*	3,900	119,262
Nu Skin Enterprises, Inc., Class A	14,900	400,363
Nutraceutical International Corp.*	4,000	49,480
Prestige Brands Holdings, Inc.*	10,300	80,958
Revlon, Inc., Class A*	5,900	100,359
Schiff Nutrition International, Inc.	2,500	19,550
USANA Health Sciences, Inc.* (a)	2,100	66,990

		1,989,098

Pharmaceuticals 1.5%
Acura Pharmaceuticals, Inc.*	2,700	14,391
Adolor Corp.*	13,900	20,294
Akorn, Inc.*	17,000	30,430
Ardea Biosciences, Inc.*	4,300	60,200
ARYx Therapeutics, Inc.*	7,800	25,038
Auxilium Pharmaceuticals, Inc.*	13,500	404,730
AVANIR Pharmaceuticals, Inc., Class A*	15,800	30,020
Biodel, Inc.*	5,800	25,172
BioMimetic Therapeutics, Inc.*	4,127	49,235
BMP Sunstone Corp.* (a)	10,200	58,038
Cadence Pharmaceuticals, Inc.* (a)	8,100	78,327
Caraco Pharmaceutical Laboratories Ltd.*	3,400	20,536
Cornerstone Therapeutics, Inc.*	1,200	7,320
Cumberland Pharmaceuticals, Inc.*	2,300	31,257
Cypress Bioscience, Inc.*	11,400	65,664
Depomed, Inc.*	15,500	51,925
Discovery Laboratories, Inc.* (a)	28,100	17,661
Durect Corp.*	26,400	65,208
Hi-Tech Pharmacal Co., Inc.*	2,600	72,930
Impax Laboratories, Inc.*	18,400	250,240

24 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Pharmaceuticals (continued)

Inspire Pharmaceuticals, Inc.*	18,000	$99,360
ISTA Pharmaceuticals, Inc.	9,000	41,040
Javelin Pharmaceuticals, Inc.*	15,200	19,760
KV Pharmaceutical Co., Class A*	9,500	34,865
Lannett Co., Inc.*	2,900	17,139
MAP Pharmaceuticals, Inc.*	2,500	23,825
Matrixx Initiatives, Inc.* (a)	3,400	14,348
Medicines Co. (The)*	16,000	133,440
Medicis Pharmaceutical Corp., Class A	17,700	478,785
MiddleBrook Pharmaceuticals, Inc.* (a)	12,100	6,171
Nektar Therapeutics*	28,000	260,960
Obagi Medical Products, Inc.*	5,200	62,400
Optimer Pharmaceuticals, Inc.* (a)	8,700	98,136
Pain Therapeutics, Inc.*	11,500	61,640
Par Pharmaceutical Cos., Inc.*	10,500	284,130
Pozen, Inc.*	8,700	52,113
Questcor Pharmaceuticals, Inc.*	17,100	81,225
Repros Therapeutics, Inc.*	2,800	2,230
Salix Pharmaceuticals Ltd.*	16,200	411,480
Santarus, Inc.*	15,700	72,534
Sucampo Pharmaceuticals, Inc., Class A*	3,100	12,524
SuperGen, Inc.*	17,900	46,898
ViroPharma, Inc.*	23,400	196,326
Vivus, Inc.* (a)	24,200	222,398
XenoPort, Inc.*	9,000	167,040

		4,279,383

Professional Services 1.5%
Acacia Research — Acacia Technologies*	9,200	83,812
Administaff, Inc.	6,400	150,976
Advisory Board Co. (The)*	4,700	144,102
Barrett Business Services, Inc.	2,300	28,267
CBIZ, Inc.*	13,100	100,870
CDI Corp.	3,700	47,915
COMSYS IT Partners, Inc.*	4,700	41,783
Corporate Executive Board Co. (The)	10,300	235,046
CoStar Group, Inc.*	5,600	233,912
CRA International, Inc.*	3,000	79,950
Diamond Management & Technology Consultants, Inc.	7,500	55,275
Exponent, Inc.*	4,100	114,144
Franklin Covey Co.*	3,800	23,940
GP Strategies Corp.*	4,700	35,391
Heidrick & Struggles International, Inc.	4,700	146,828
Hill International, Inc.*	7,500	46,800
Huron Consulting Group, Inc.*	6,400	147,456
ICF International, Inc.*	2,800	75,040
Kelly Services, Inc., Class A*	8,700	103,791
Kforce, Inc.*	8,700	108,750
Korn/Ferry International*	12,600	207,900
Mistras Group, Inc.*	2,200	33,132
MPS Group, Inc.*	28,000	384,720
Navigant Consulting, Inc.*	14,900	221,414
Odyssey Marine Exploration, Inc.*	16,300	22,983
On Assignment, Inc.*	10,900	77,935
Resources Connection, Inc.*	13,500	286,470
School Specialty, Inc.*	5,500	128,645
Spherion Corp.*	15,700	88,234
TrueBlue, Inc.*	13,300	196,973
Volt Information Sciences, Inc.*	4,000	40,000
VSE Corp.	1,000	45,080
Watson Wyatt Worldwide, Inc., Class A	12,800	608,256

		4,345,790

Real Estate Investment Trusts (REITs) 6.1%
Acadia Realty Trust	12,039	203,098
Agree Realty Corp.	2,200	51,238
Alexander’s, Inc.*	700	213,094
American Campus Communities, Inc.	15,820	444,542
American Capital Agency Corp.	5,000	132,700
Anworth Mortgage Asset Corp.	34,500	241,500
Apollo Commercial Real Estate Finance, Inc.*	3,200	57,568
Ashford Hospitality Trust, Inc.*	17,250	80,040
Associated Estates Realty Corp.	4,500	50,715
BioMed Realty Trust, Inc.	29,700	468,666
CapLease, Inc.	14,700	64,386
Capstead Mortgage Corp.	19,700	268,905
Care Investment Trust, Inc.	4,100	31,898
CBL & Associates Properties, Inc.	41,500	401,305
Cedar Shopping Centers, Inc.	13,000	88,400
Cogdell Spencer, Inc.	9,100	51,506
Colonial Properties Trust	18,800	220,524
Colony Financial, Inc.	4,500	91,665
Cousins Properties, Inc.	20,764	158,429
CreXus Investment Corp.*	3,100	43,276
Cypress Sharpridge Investments, Inc.	4,800	64,848
DCT Industrial Trust, Inc.	61,900	310,738
Developers Diversified Realty Corp.	47,100	436,146
DiamondRock Hospitality Co.	33,600	284,592
DuPont Fabros Technology, Inc.	8,000	143,920
Dynex Capital, Inc.	3,800	33,174
EastGroup Properties, Inc.	7,600	290,928
Education Realty Trust, Inc.	16,000	77,440
Entertainment Properties Trust	12,600	444,402
Equity Lifestyle Properties, Inc.	7,600	383,572
Equity One, Inc.	9,900	160,083
Extra Space Storage, Inc.	26,200	302,610
FelCor Lodging Trust, Inc.*	19,600	70,560
First Industrial Realty Trust, Inc.*	13,900	72,697
First Potomac Realty Trust	8,300	104,331
Franklin Street Properties Corp.	19,000	277,590
Getty Realty Corp.	5,300	124,709
Gladstone Commercial Corp.	2,700	36,207
Glimcher Realty Trust	15,400	41,580
Government Properties Income Trust	3,300	75,834

2009 Annual Report 25

Statement of Investments (Continued)
December 31, 2009

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Real Estate Investment Trusts (continued)

Gramercy Capital Corp.*	12,870	$33,333
Hatteras Financial Corp.	11,000	307,560
Healthcare Realty Trust, Inc.	18,000	386,280
Hersha Hospitality Trust	14,100	44,274
Highwoods Properties, Inc.	21,300	710,355
Home Properties, Inc.	10,000	477,100
Inland Real Estate Corp.	21,300	173,595
Invesco Mortgage Capital, Inc.	2,500	56,900
Investors Real Estate Trust	20,200	181,800
iStar Financial, Inc.* (a)	32,600	83,456
Kilroy Realty Corp.	13,100	401,777
Kite Realty Group Trust	12,900	52,503
LaSalle Hotel Properties	19,200	407,616
Lexington Realty Trust	27,537	167,425
LTC Properties, Inc.	7,000	187,250
Medical Properties Trust, Inc.	24,300	243,000
MFA Financial, Inc.	84,400	620,340
Mid-America Apartment Communities, Inc.	8,500	410,380
Mission West Properties, Inc.	5,200	37,388
Monmouth Real Estate Investment Corp., Class A	6,500	48,360
National Health Investors, Inc.	7,900	292,221
National Retail Properties, Inc.	24,186	513,227
NorthStar Realty Finance Corp.	17,986	61,692
Omega Healthcare Investors, Inc.	25,000	486,250
Parkway Properties, Inc.	6,500	135,330
Pennsylvania Real Estate Investment Trust (a)	11,700	98,982
Pennymac Mortgage Investment Trust*	4,300	73,874
Post Properties, Inc.	13,700	268,520
Potlatch Corp.	12,000	382,560
PS Business Parks, Inc.	5,400	270,270
RAIT Financial Trust* (a)	17,700	23,187
Ramco-Gershenson Properties Trust	6,700	63,918
Redwood Trust, Inc.	23,500	339,810
Resource Capital Corp.	6,800	33,456
Saul Centers, Inc.	1,900	62,244
Sovran Self Storage, Inc.	7,800	278,694
Starwood Property Trust, Inc.	13,100	247,459
Strategic Hotels & Resorts, Inc.*	18,800	34,968
Sun Communities, Inc.	5,000	98,750
Sunstone Hotel Investors, Inc.*	28,254	250,896
Tanger Factory Outlet Centers	12,100	471,779
Transcontinental Realty Investors, Inc.* (a)	900	10,719
UMH Properties, Inc.	2,600	22,048
Universal Health Realty Income Trust	3,400	108,902
Urstadt Biddle Properties, Inc., Class A	6,800	103,836
U-Store-It Trust	23,900	174,948
Walter Investment Management Corp.	6,500	93,145
Washington Real Estate Investment Trust	17,602	484,935
Winthrop Realty Trust	3,922	42,593

		17,659,321

Real Estate Management & Development 0.2%
American Realty Investors, Inc.*	600	7,350
Avatar Holdings, Inc.*	1,800	30,618
China Housing & Land Development, Inc.* (a)	6,800	28,084
Consolidated-Tomoka Land Co.	1,800	62,892
Forestar Group, Inc.*	10,900	239,582
Hilltop Holdings, Inc.*	11,400	132,696
Tejon Ranch Co.*	3,500	102,270

		603,492

Road & Rail 1.0%
Amerco, Inc.*	2,900	144,188
Arkansas Best Corp.	7,700	226,611
Avis Budget Group, Inc.*	30,300	397,536
Celadon Group, Inc.*	6,700	72,695
Dollar Thrifty Automotive Group, Inc.*	8,600	220,246
Genesee & Wyoming, Inc., Class A*	11,100	362,304
Heartland Express, Inc.	15,100	230,577
Knight Transportation, Inc.	17,300	333,717
Marten Transport Ltd.*	4,641	83,306
Old Dominion Freight Line, Inc.*	8,400	257,880
Patriot Transportation Holding, Inc.*	400	37,784
RailAmerica, Inc.*	5,400	65,880
Saia, Inc.*	3,800	56,316
Universal Truckload Services, Inc.	1,900	34,390
USA Truck, Inc.*	2,400	30,048
Werner Enterprises, Inc.	12,900	255,291
YRC Worldwide, Inc.* (a)	8,400	7,054

		2,815,823

Semiconductors & Semiconductor Equipment 3.7%
Actel Corp.*	7,900	93,852
Advanced Analogic Technologies, Inc.*	13,000	51,220
Advanced Energy Industries, Inc.*	10,100	152,308
Amkor Technology, Inc.*	33,100	236,996
Anadigics, Inc.*	19,100	80,602
Applied Micro Circuits Corp.*	20,100	150,147
Atheros Communications, Inc.*	19,228	658,367
ATMI, Inc.*	9,500	176,890
Brooks Automation, Inc.*	19,500	167,310
Cabot Microelectronics Corp.*	7,000	230,720
Cavium Networks, Inc.*	11,000	262,130
Ceva, Inc.*	5,900	75,874
Cirrus Logic, Inc.*	20,000	136,400
Cohu, Inc.	7,100	99,045
Cymer, Inc.*	8,500	326,230
Diodes, Inc.*	9,662	197,588
DSP Group, Inc.*	6,900	38,847
Emulex Corp.*	25,100	273,590
Entegris, Inc.*	37,200	196,416
Entropic Communications, Inc.*	18,200	55,874
Exar Corp.*	10,700	76,077
FEI Co.*	11,300	263,968

26 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)

FormFactor, Inc.*	14,900	$324,224
GSI Technology, Inc.*	7,300	32,704
Hittite Microwave Corp.*	6,400	260,800
IXYS Corp.*	7,200	53,424
Kopin Corp.*	20,400	85,272
Kulicke & Soffa Industries, Inc.*	20,300	109,417
Lattice Semiconductor Corp.*	35,700	96,390
MEMSIC, Inc.* (a)	6,300	20,664
Micrel, Inc.	13,300	109,060
Microsemi Corp.*	24,300	431,325
Microtune, Inc.*	15,800	35,708
MIPS Technologies, Inc.*	13,600	59,432
MKS Instruments, Inc.*	14,900	259,409
Monolithic Power Systems, Inc.*	10,300	246,891
Netlogic Microsystems, Inc.*	5,500	254,430
NVE Corp.*	1,200	49,572
OmniVision Technologies, Inc.*	15,200	220,856
Pericom Semiconductor Corp.*	7,600	87,628
Photronics, Inc.*	14,700	65,415
PLX Technology, Inc.*	10,500	33,915
Power Integrations, Inc.	6,700	243,612
RF Micro Devices, Inc.*	80,204	382,573
Rubicon Technology, Inc.* (a)	3,800	77,178
Rudolph Technologies, Inc.*	10,200	68,544
Semtech Corp.*	18,200	309,582
Sigma Designs, Inc.*	9,500	101,650
Silicon Image, Inc.*	22,100	57,018
Silicon Storage Technology, Inc.*	24,100	61,696
Skyworks Solutions, Inc.*	50,300	713,757
Standard Microsystems Corp.*	6,600	137,148
Supertex, Inc.*	3,000	89,400
Techwell, Inc.*	4,800	63,360
Tessera Technologies, Inc.*	14,700	342,069
Trident Microsystems, Inc.*	19,100	35,526
TriQuint Semiconductor, Inc.*	44,500	267,000
Ultratech, Inc.*	6,300	93,618
Veeco Instruments, Inc.*	11,600	383,264
Virage Logic Corp.*	4,800	26,400
Volterra Semiconductor Corp.*	6,800	130,016
White Electronic Designs Corp.*	6,900	32,223
Zoran Corp.*	14,200	156,910

		10,609,531

Software 4.4%
ACI Worldwide, Inc.*	10,500	180,075
Actuate Corp.*	13,500	57,780
Advent Software, Inc.*	4,600	187,358
American Software, Inc., Class A	6,700	40,200
ArcSight, Inc.*	5,100	130,458
Ariba, Inc.*	26,500	331,780
AsiaInfo Holdings, Inc.*	9,400	286,418
Blackbaud, Inc.	13,300	314,279
Blackboard, Inc.*	9,500	431,205
Bottomline Technologies, Inc.*	7,700	135,289
Callidus Software, Inc.*	9,500	28,690
China TransInfo Technology Corp.* (a)	3,600	29,412
Chordiant Software, Inc.*	10,000	27,500
CommVault Systems, Inc.*	12,600	298,494
Concur Technologies, Inc.*	12,000	513,000
Deltek, Inc.*	4,554	35,430
DemandTec, Inc.*	6,700	58,759
Double-Take Software, Inc.*	5,100	50,949
Dynamics Research Corp.*	2,600	27,586
Ebix, Inc.* (a)	2,300	112,309
Epicor Software Corp.*	15,000	114,300
EPIQ Systems, Inc.*	9,700	135,703
ePlus, Inc.*	1,000	16,510
Fair Isaac Corp.	14,000	298,340
FalconStor Software, Inc.*	11,800	47,908
Fortinet Inc.*	2,900	50,953
GSE Systems, Inc.*	4,800	26,304
i2 Technologies, Inc.*	4,900	93,688
Informatica Corp.*	26,200	677,532
Interactive Intelligence, Inc.*	3,800	70,072
Jack Henry & Associates, Inc.	24,600	568,752
JDA Software Group, Inc.*	8,200	208,854
Kenexa Corp.*	6,800	88,740
Lawson Software, Inc.*	41,900	278,635
Manhattan Associates, Inc.*	6,700	161,001
Mentor Graphics Corp.*	28,500	251,655
MicroStrategy, Inc., Class A*	2,600	244,452
Monotype Imaging Holdings, Inc.*	7,500	67,725
Net 1 UEPS Technologies, Inc.*	8,700	168,954
Netscout Systems, Inc.*	7,500	109,800
NetSuite, Inc.* (a)	5,300	84,694
Opnet Technologies, Inc.	4,100	49,979
Parametric Technology Corp.*	34,900	570,266
Pegasystems, Inc.	4,500	153,000
Pervasive Software, Inc.*	4,600	22,172
Phoenix Technologies Ltd.*	9,600	26,400
Progress Software Corp.*	11,900	347,599
PROS Holdings, Inc.*	6,700	69,345
QAD, Inc.	3,800	23,218
Quest Software, Inc.*	18,500	340,400
Radiant Systems, Inc.*	8,300	86,320
Renaissance Learning, Inc.	1,700	19,312
Rosetta Stone, Inc.* (a)	1,900	34,105
S1 Corp.*	15,800	103,016
Smith Micro Software, Inc.*	8,700	79,518
SolarWinds, Inc.*	3,700	85,137
Solera Holdings, Inc.	20,800	749,008
SonicWALL, Inc.*	16,100	122,521
Sourcefire, Inc.*	6,700	179,225
SRS Labs, Inc.*	3,400	24,922
SuccessFactors, Inc.*	13,200	218,856
Symyx Technologies, Inc.*	11,300	62,150

2009 Annual Report 27

Statement of Investments (Continued)
December 31, 2009

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Software (continued)

Synchronoss Technologies, Inc.*	5,700	$90,117
Take-Two Interactive Software, Inc.* (a)	24,300	244,215
Taleo Corp., Class A*	11,300	265,776
TeleCommunication Systems, Inc., Class A*	12,400	120,032
THQ, Inc.*	20,700	104,328
TIBCO Software, Inc.*	52,900	509,427
TiVo, Inc.*	31,200	317,616
Tyler Technologies, Inc.*	9,000	179,190
Ultimate Software Group, Inc.*	7,400	217,338
Unica Corp.*	3,900	30,225
VASCO Data Security International, Inc.*	8,800	55,176
Websense, Inc.*	13,400	233,964

		12,775,416

Specialty Retail 3.3%
America’s Car-Mart, Inc.*	2,500	65,825
AnnTaylor Stores Corp.*	17,700	241,428
Asbury Automotive Group, Inc.*	9,700	111,841
Bebe Stores, Inc.	7,200	45,144
Big 5 Sporting Goods Corp.	6,500	111,670
Books-A-Million, Inc., Class A	1,900	12,768
Borders Group, Inc.*	14,800	17,464
Brown Shoe Co., Inc.	12,600	124,362
Buckle, Inc. (The) (a)	7,304	213,861
Build-A-Bear Workshop, Inc., Class A*	5,100	24,939
Cabela’s, Inc.* (a)	12,100	172,546
Cash America International, Inc.	8,800	307,648
Cato Corp. (The), Class A	8,300	166,498
Charming Shoppes, Inc.*	35,000	226,450
Childrens Place Retail Stores, Inc. (The)*	6,700	221,167
Christopher & Banks Corp.	10,900	83,058
Citi Trends, Inc.*	4,400	121,528
Coldwater Creek, Inc.*	17,300	77,158
Collective Brands, Inc.*	19,300	439,461
Conn’s, Inc.* (a)	3,000	17,520
Destination Maternity Corp.*	1,800	34,200
Dress Barn, Inc.*	17,154	396,258
DSW, Inc., Class A*	3,700	95,756
Finish Line, Inc. (The), Class A	12,837	161,104
Gander Mountain Co.*	2,300	11,730
Genesco, Inc.*	6,400	175,744
Group 1 Automotive, Inc.*	6,800	192,780
Gymboree Corp.*	8,800	382,712
Haverty Furniture Cos., Inc.	5,400	74,142
hhgregg, Inc.*	3,600	79,308
Hibbett Sports, Inc.*	8,700	191,313
HOT Topic, Inc.*	13,400	85,224
J Crew Group, Inc.*	15,100	675,574
Jo-Ann Stores, Inc.*	8,000	289,920
Jos. A. Bank Clothiers, Inc.*	5,500	232,045
Kirkland’s, Inc.*	3,800	66,006
Lithia Motors, Inc., Class A*	6,400	52,608
Lumber Liquidators, Inc.*	4,300	115,240
Men’s Wearhouse, Inc. (The)	15,800	332,748
Midas, Inc.*	4,200	35,490
Monro Muffler Brake, Inc.	5,150	172,216
New York & Co., Inc.*	7,500	32,175
OfficeMax, Inc.*	23,000	291,870
Pacific Sunwear Of California*	19,900	79,202
PEP Boys-Manny Moe & Jack	14,700	124,362
Pier 1 Imports, Inc.*	32,800	166,952
Rent-A-Center, Inc., Class A*	19,000	336,680
Rex Stores Corp.*	2,200	30,932
Rue21, Inc.*	1,600	44,944
Sally Beauty Holdings, Inc.*	28,500	218,025
Shoe Carnival, Inc.*	2,800	57,316
Sonic Automotive, Inc., Class A*	8,400	87,276
Stage Stores, Inc.	11,500	142,140
Stein Mart, Inc.*	7,700	82,082
Syms Corp.*	2,200	15,906
Systemax, Inc.	3,400	53,414
Talbots, Inc.* (a)	7,500	66,825
Tractor Supply Co.*	10,800	571,968
Ulta Salon Cosmetics & Fragrance, Inc.*	8,400	152,544
Vitamin Shoppe, Inc.*	2,200	48,928
West Marine, Inc.*	4,300	34,658
Wet Seal, Inc. (The), Class A*	29,400	101,430
Zale Corp.* (a)	8,100	22,032
Zumiez, Inc.*	6,100	77,592

		9,493,707

Textiles, Apparel & Luxury Goods 2.1%
American Apparel, Inc.*	10,800	33,480
Carter’s, Inc.*	17,100	448,875
Cherokee, Inc.	1,663	29,635
Columbia Sportswear Co.	3,300	128,832
CROCS, Inc.*	25,200	144,900
Deckers Outdoor Corp.*	4,000	406,880
FGX International Holdings Ltd.*	4,300	84,237
Fossil, Inc.*	14,100	473,196
Fuqi International, Inc.* (a)	3,700	66,415
G-III Apparel Group Ltd.*	3,600	78,012
Iconix Brand Group, Inc.*	21,600	273,240
Jones Apparel Group, Inc.	25,700	412,742
Kenneth Cole Productions, Inc., Class A*	1,300	12,545
K-Swiss, Inc., Class A*	8,700	86,478
Liz Claiborne, Inc.*	28,900	162,707
Lululemon Athletica, Inc.*	12,300	370,230
Maidenform Brands, Inc.*	5,600	93,464
Movado Group, Inc.*	4,900	47,628
Oxford Industries, Inc.	3,800	78,584
Perry Ellis International, Inc.*	2,300	34,638
Quiksilver, Inc.*	38,800	78,376
Skechers U.S.A., Inc., Class A*	10,000	294,100
Steven Madden Ltd.*	4,400	181,456

28 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

Textiles, Apparel & Luxury Goods (continued)

Timberland Co. (The), Class A*	13,200	$236,676
True Religion Apparel, Inc.*	7,100	131,279
Under Armour, Inc., Class A* (a)	10,000	272,700
Unifi, Inc.*	13,500	52,380
UniFirst Corp.	4,200	202,062
Volcom, Inc.*	5,700	95,418
Warnaco Group, Inc. (The)*	13,800	582,222
Weyco Group, Inc.	2,100	49,644
Wolverine World Wide, Inc.	14,700	400,134

		6,043,165

Thrifts & Mortgage Finance 1.3%
Abington Bancorp, Inc.	6,600	45,474
Astoria Financial Corp.	25,800	320,694
Bank Mutual Corp.	14,200	98,264
BankFinancial Corp.	6,500	64,350
Beneficial Mutual Bancorp, Inc.*	10,700	105,288
Berkshire Hills Bancorp, Inc.	4,200	86,856
Brookline Bancorp, Inc.	17,700	175,407
Brooklyn Federal Bancorp, Inc.	1,500	15,060
Cheviot Financial Corp.	1,500	11,085
Clifton Savings Bancorp, Inc.	3,100	29,047
Danvers Bancorp, Inc.	5,500	71,445
Dime Community Bancshares	7,800	91,416
Doral Financial Corp.* (a)	2,000	7,260
ESB Financial Corp.	2,900	38,338
ESSA Bancorp, Inc.	4,600	53,820
First Defiance Financial Corp.	2,500	28,225
First Financial Holdings, Inc.	4,100	53,259
First Financial Northwest, Inc.	5,500	36,025
First Financial Service Corp.	1,600	14,496
Flagstar Bancorp, Inc.* (a)	22,200	13,320
Flushing Financial Corp.	8,000	90,080
Fox Chase Bancorp, Inc.*	1,800	17,136
Heritage Financial Group	400	2,900
Home Federal Bancorp, Inc.	5,100	67,881
Kearny Financial Corp.	5,500	55,440
Kentucky First Federal Bancorp	800	8,800
K-Fed Bancorp (a)	1,800	15,822
Legacy Bancorp, Inc.	2,200	21,692
Meridian Interstate Bancorp, Inc.*	3,200	27,808
MGIC Investment Corp.* (a)	37,800	218,484
NASB Financial, Inc. (a)	1,000	23,290
NewAlliance Bancshares, Inc.	31,900	383,119
Northeast Community Bancorp, Inc.	1,700	11,169
Northwest Bancshares, Inc.	11,700	132,444
OceanFirst Financial Corp.	3,000	33,900
Ocwen Financial Corp.*	16,900	161,733
Oritani Financial Corp.	2,900	39,817
PMI Group, Inc. (The)* (a)	22,700	57,204
Provident Financial Services, Inc.	18,030	192,019
Provident New York Bancorp	10,800	91,152
Prudential Bancorp, Inc. of Pennsylvania	1,100	10,472
Radian Group, Inc.	24,800	181,288
Rockville Financial, Inc.	2,600	27,300
Roma Financial Corp.	2,800	34,608
Territorial Bancorp, Inc.*	3,500	63,175
Tree.com, Inc.*	1,800	16,470
Trustco Bank Corp.	23,100	145,530
United Financial Bancorp, Inc.	4,900	64,239
ViewPoint Financial Group	3,400	48,994
Waterstone Financial, Inc.*	2,300	4,715
Westfield Financial, Inc.	9,400	77,550
WSFS Financial Corp.	1,900	48,697

		3,734,057

Tobacco 0.2%
Alliance One International, Inc.*	24,600	120,048
Star Scientific, Inc.*	20,800	14,560
Universal Corp.	7,600	346,636
Vector Group Ltd.	11,750	164,500

		645,744

Trading Companies & Distributors 0.8%
Aceto Corp.	8,000	41,200
Aircastle Ltd.	14,900	146,765
Applied Industrial Technologies, Inc.	12,600	278,082
Beacon Roofing Supply, Inc.*	12,600	201,600
BlueLinx Holdings, Inc.* (a)	5,100	14,127
DXP Enterprises, Inc.*	2,300	30,061
H&E Equipment Services, Inc.*	8,000	83,920
Houston Wire & Cable Co.	5,300	63,070
Interline Brands, Inc.*	9,800	169,246
Kaman Corp.	7,800	180,102
Lawson Products, Inc.	1,300	22,945
RSC Holdings, Inc.*	14,800	104,192
Rush Enterprises, Inc., Class A*	10,450	124,251
TAL International Group, Inc.	4,700	62,181
Textainer Group Holdings Ltd.	3,000	50,700
Titan Machinery, Inc.*	2,900	33,466
United Rentals, Inc.*	18,100	177,561
Watsco, Inc.	7,948	389,293
Willis Lease Finance Corp.*	1,400	21,000

		2,193,762

Transportation Infrastructure 0.0%
CAI International, Inc.*	3,000	27,090

Water Utilities 0.3%
American States Water Co.	5,500	194,755
Artesian Resources Corp., Class A	1,900	34,789
Cadiz, Inc.*	3,200	38,304
California Water Service Group	5,800	213,556
Connecticut Water Service, Inc.	2,500	61,925
Consolidated Water Co., Inc.	4,800	68,592
Middlesex Water Co.	4,100	72,283

2009 Annual Report 29

Statement of Investments (Continued)
December 31, 2009

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Water Utilities (continued)

Pennichuck Corp.	1,300	$27,469
SJW Corp.	4,300	97,051
Southwest Water Co.	7,300	42,997
York Water Co. (The)	4,300	62,393

		914,114

Wireless Telecommunication Services 0.2%
NTELOS Holdings Corp.	9,100	162,162
Shenandoah Telecommunications Co.	7,700	156,695
Syniverse Holdings, Inc.*	20,469	357,798
USA Mobility, Inc.	5,400	59,454

		736,109

Total Common Stocks (cost $318,853,506)		280,192,107

Rights 0.0%

	Number of Rights	Market Value

Builders FirstSource, Inc. 1/15/2010* (a)	7,895	$1,931
Flagstar Bancorp 1/25/2010* (c)	33,300	—

		1,931

Total Rights (cost $–)		1,931

Warrant 0.0%

	Number of Warrants	Market Value

Oil, Gas & Consumable Fuels 0.0%
Greenhunter Energy, Inc., expiring 9/14/2011* (c)	100	—

Total Warrant (cost $–)		—

Mutual Fund 4.7%

	Shares	Market Value

Money Market Fund 4.7%
Invesco AIM Liquid Assets Portfolio, 0.18% (d)	13,601,369	13,601,369

Total Mutual Fund (cost $13,601,369)		13,601,369

Repurchase Agreement 5.2%

	Principal Amount	Market Value

Morgan Stanley, 0.01%, dated12/31/2009, due 01/04/2010, repurchase price $15,206,258, collateralized by U.S. Government Agency Mortgages ranging from 0.38% — 7.375% , maturing 01/08/2010 — 02/15/2030; total market value of $15,512,235 (e)	$15,206,241	$15,206,241

Total Repurchase Agreement (cost $15,206,241)		15,206,241

Total Investments (cost $347,661,116) (f) — 106.6%		309,001,648
Liabilities in excess of other assets — (6.6%)		(19,112,717)

NET ASSETS — 100.0%		$289,888,931

Amounts designated as “—” are zero or have been rounded to zero.

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2009. The total value of securities on loan at December 31, 2009 was $14,506,951.

(b)	A security or a portion of a security was used to cover the margin requirement for futures contracts.

(c)	Fair Valued Security.

(d)	Represents 7-day effective yield as of December 31, 2009.

(e)	The security was purchased with cash collateral held from securities on loan (See Note 2). The total value of this security as of December 31, 2009 was $15,206,241.

30 Annual Report 2009

(f)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

NA	National Association

NV	Public Traded Company

REIT	Real Estate Investment Trust

SA	Stock Company

At December 31, 2009, the Fund’s open futures contracts were as follows (Note 2):

			Notional Value
Number of	Long		Covered by	Unrealized
Contracts	Contracts	Expiration	Contracts	Appreciation

158	Russell 2000 Mini Future	03/19/10	$9,857,620	$367,147

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 31

Statement of Assets and Liabilities
December 31, 2009

NVIT
Small Cap Index Fund

Assets:
Investments, at value* (cost $332,454,875)	$293,795,407
Repurchase agreements, at value and cost	15,206,241

Total Investments	309,001,648

Interest and dividends receivable	332,556
Security lending income receivable	35,270
Receivable for investments sold	1,549
Receivable for capital shares issued	117,375
Prepaid expenses and other assets	705,736

Total Assets	310,194,134

Liabilities:
Payable for investments purchased	4,299,554
Payable for capital shares redeemed	260,893
Payable for variation margin on futures contracts	107,422
Cash overdraft (Note 2)	329,994
Payable upon return of securities loaned (Note 2)	15,206,241
Accrued expenses and other payables:
Investment advisory fees	50,182
Fund administration fees	10,147
Accounting and transfer agent fees	7,198
Trustee fees	2,359
Custodian fees	1,583
Compliance program costs (Note 3)	1,687
Professional fees	10,974
Printing fees	12,596
Other	4,373

Total Liabilities	20,305,203

Net Assets	$289,888,931

Represented by:
Capital	$367,652,195
Accumulated undistributed net investment income	602,392
Accumulated net realized losses from investment, futures contracts and foreign currency transactions	(40,073,335)
Net unrealized appreciation/(depreciation) from investments	(38,659,468)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	367,147

Net Assets	$289,888,931

Net Assets:
Class Y Shares	$289,888,931

Total	$289,888,931

Shares Outstanding (unlimited number of shares authorized):
Class Y Shares	38,464,584

Total	38,464,584

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class Y Shares	$7.54

*	Includes value of securities on loan of $14,506,951 (Note 2)

The accompanying notes are an integral part of these financial statements.

32 Annual Report 2009

Statement of Operations
For the Year Ended December 31, 2009

NVIT
Small Cap Index Fund

INVESTMENT INCOME:
Interest income	$6,400
Dividend income	3,540,532
Income from securities lending (Note 2)	379,956
Foreign tax withholding	(189)

Total Income	3,926,699

EXPENSES:
Investment advisory fees	496,498
Fund administration fees	110,564
Professional fees	39,627
Printing fees	27,513
Trustee fees	8,205
Custodian fees	15,853
Accounting and transfer agent fees	25,982
Compliance program costs (Note 3)	739
Other	15,105

Total expenses before earnings credit	740,086
Earnings credit (Note 4)	(413)

Net Expenses	739,673

NET INVESTMENT INCOME	3,187,026

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(36,180,919)
Net realized gains from futures contracts transactions (Note 2)	2,351,714
Net realized losses from foreign currency transactions (Note 2)	(28)

Net realized losses from investments, futures contracts and foreign currency transactions	(33,829,233)

Net change in unrealized appreciation/(depreciation) from investments	98,286,509
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	58,884

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	98,345,393

Net realized/unrealized gains from investments and futures contracts	64,516,160

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$67,703,186

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 33

Statements of Changes in Net Assets

	NVIT Small Cap Index Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$3,187,026	$3,397,201
Net realized losses from investments, futures contracts and foreign currency transactions	(33,829,233)	(3,631,860)
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	98,345,393	(111,722,038)

Change in net assets resulting from operations	67,703,186	(111,956,697)

Distributions to Shareholders From:
Net investment income:
Class Y (a)	(2,603,070)	(3,398,727)
Net realized gains:
Class Y (a)	–	(3,197,561)
Return of capital:
Class Y (a)	–	(7,771)

Change in net assets from shareholder distributions	(2,603,070)	(6,604,059)

Change in net assets from capital transactions	16,669,100	(16,588,934)

Change in net assets	81,769,216	(135,149,690)

Net Assets:
Beginning of year	208,119,715	343,269,405

End of year	$289,888,931	$208,119,715

Accumulated undistributed net investment income at end of year	$602,392	$168,066

CAPITAL TRANSACTIONS:
Class Y Shares (a)
Proceeds from shares issued	$65,035,958	$27,619,914
Dividends reinvested	2,603,070	6,604,059
Cost of shares redeemed	(50,969,928)	(50,812,907)

Total Class Y	16,669,100	(16,588,934)

Change in net assets from capital transactions	$16,669,100	$(16,588,934)

SHARE TRANSACTIONS:
Class Y Shares (a)
Issued	11,196,662	3,317,352
Reinvested	398,182	825,356
Redeemed	(7,831,915)	(6,358,243)

Total Class Y Shares	3,762,929	(2,215,535)

Total change in shares	3,762,929	(2,215,535)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective May 1, 2008, Class ID Shares were renamed Class Y Shares

The accompanying notes are an integral part of these financial statements.

34 Annual Report 2009

Financial Highlights
Selected data for each share of capital stock outstanding throughout the periods indicated

NVIT Small Cap Index Fund

	Operations				Distributions					Ratios / Supplemental Data

			Net Realized											Ratio of
	Net Asset		and										Ratio of Net	Expenses
	Value,		Unrealized									Ratio of	Investment	(Prior to
	Beginning	Net	Gains	Total	Net	Net	Return		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	of	Investment	(Losses) from	from	Investment	Realized	of	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	Period	Income	Investments	Operations	Income	Gains	Capital	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Net Assets (b)(c)	Turnover

Class Y Shares (f)
Year Ended December 31, 2009 (d)	$6.00	0.08	1.53	1.61	(0.07)	–	–	(0.07)	$7.54	26.95%	$289,888,931	0.30%	1.28%	0.30%	30.26%
Year Ended December 31, 2008	$9.30	0.10	(3.22)	(3.12)	(0.09)	(0.09)	–	(0.18)	$6.00	(34.01%)	$208,119,715	0.30%	1.19%	0.31%	29.74%
Period Ended December 31, 2007 (e)	$10.00	0.11	(0.70)	(0.59)	(0.11)	–	–	(0.11)	$9.30	(5.97%)	$343,269,405	0.27%	1.55%	0.28%	21.78%
Amounts designated as “-” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)	Per share calculations were performed using average shares method.
(e)	For the period from April 13, 2007 (commencement of operations) through December 31, 2007.

(f)	Effective May 1, 2008, Class ID Shares were renamed Class Y Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 35

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Small Cap Index Fund (the “Fund”), a series of the Trust. The separate accounts of Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) as well as other separate accounts currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign

36 Annual Report 2009

security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$280,192,107	$—	$—	$280,192,107

Futures Contracts	367,147	—	—	367,147

Mutual Fund	13,601,369	—	—	13,601,369

Repurchase Agreement	—	15,206,241	—	15,206,241

Rights	—	1,931	—	1,931

Warrant	—	—	—	—

Total	$294,160,623	$15,208,172	$—	$309,368,795

2009 Annual Report 37

Notes to Financial Statements (Continued)
December 31, 2009

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Warrant

Balance as of 12/31/08	$—

Accrued Accretion/(Amortization)	—

Change in Unrealized Appreciation/(Depreciation)	—

Net Purchases/(Sales)	—

Transfers in/(Out) of Level 3	—

Balance as of 12/31/09	$—

Amounts designated as “-” are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

(b)	Credit Derivatives

The Fund is subject to the provisions of ASC 815, “Derivatives and Hedging” (formerly known as SFAS 133). In September 2008, the FASB amended ASC 815-10 (formerly known as FSP FAS 133-1). ASC 815-10, which is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives, requires financial disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments and disclosures of the current status of the payment performance risk of a guarantee. Management has concluded that adoption of the amendments did not impact the Fund’s financial statement disclosures.

(c)	Futures Contracts

The Fund is subject to equity price risk, credit risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into financial futures contracts (“futures contracts”) to gain exposure to, or hedge against changes in, the value of equities, the value of fixed income securities, interest rates or foreign currencies. The Fund may also enter into futures contracts for non-hedging purposes. If the Fund does so, the aggregate initial margin and premiums required to enter into and maintain futures contracts may not exceed 5% of the value of the Fund’s net assets after taking into account unrealized profits and unrealized losses on such futures contracts.

Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, know as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value/market value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the

38 Annual Report 2009

risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. Futures contracts involve minimal counterparty credit risk to the Fund because futures contracts are exchange-traded, and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees futures contacts against defaults.

Futures contracts, if any, are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures.”

The Fund is subject to the provisions of FASB ASC, “Derivatives and Hedging” (ASC 815) (formerly known as Statement of Financial Accounting Standards 161). The standard requires enhanced disclosure about an entity’s derivative and hedging activities. The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2009.

Fair Values of Derivative Instruments as of December 31, 2009

Derivatives not accounted for as hedging instruments under ASC 815

Statement of Assets
and Liabilities Location
Assets:	Assets Derivatives	Fair Value

Equity contracts	Receivables, Net Assets — Unrealized appreciation	$367,147

Total		$367,147

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009

Realized Gain/(Loss)

Risk Exposure	Futures	Total

Equity contracts	$2,351,714	$2,351,714

Total	$2,351,714	$2,351,714

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Operations for the Year Ended December 31, 2009

Unrealized Appreciation/(Depreciation)

Risk Exposure	Futures	Total

Equity contracts	$58,884	$58,884

Total	$58,884	$58,884

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the year ended December 31, 2009.

(d)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified

2009 Annual Report 39

Notes to Financial Statements (Continued)
December 31, 2009

sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(e)	Cash Overdraft

As of December 31, 2009, the Fund at had an overdrawn balance of $329,994 with its custodian bank, JPMorgan Chase Bank, N.A. To offset the overdraft, JPMorgan Chase Bank, N.A. advanced an amount equal to the over-draft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan Chase Bank, N.A. under the custody agreement. This advance is separate from, and was not made pursuant to, the Credit Agreement discussed in Note 4.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(g)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that (1) the borrower deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter the borrower mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2009, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral

$14,506,951	$15,206,241

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

40 Annual Report 2009

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(i)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. Blackrock Investment Management, LLC is the subadviser for the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

2009 Annual Report 41

Notes to Financial Statements (Continued)
December 31, 2009

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

Up to $1.5 billion	0.20%

Of $1.5 billion up to $3 billion	0.19%

$3 billion or more	0.18%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadviser $173,775 for the year ended December 31, 2009.

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding 0.30% for Class Y shares until April 30, 2010.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be charged or eliminated only with the consent of the Board of Trustees at any time.

As of December 31, 2009, the cumulative potential reimbursements, listed by the year in which NFA waived or reimbursed fees or expenses to the Fund, are:

Fiscal Period	Fiscal Year	Fiscal Year
2007	2008	2009
Amount	Amount	Amount	Total

$—	$21,347	$—	$21,347

Amounts designated as “—” are zero or have been rounded to zero.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor

42 Annual Report 2009

Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $739.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $87,889,999 and sales of $72,650,017 (excluding short-term securities).

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign governmental laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

2009 Annual Report 43

Notes to Financial Statements (Continued)
December 31, 2009

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risks. The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$2,603,070	$—	$2,603,070	$—	$2,603,070

Amounts designated as “ — ” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$6,527,305	$68,983	$6,596,288	$7,771	$6,604,059

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed
Undistributed	Long-Term			Accumulated	Unrealized
Ordinary	Capital	Accumulated	Distributions	Capital and	Appreciation/	Total Accumulated
Income	Gains	Earnings	Payable	Other Losses	(Depreciation)*	Earnings (Deficit)

$630,400	$—	$630,400	$—	$(33,072,008)	$(45,321,656)	$(77,763,264)

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to wash sales and adjustments for passive foreign investment companies.

Amounts designated as “ — ” are zero or have been rounded to zero.

44 Annual Report 2009

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$354,320,113	$26,582,996	$(71,901,461)	$(45,318,465)

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contributions:

Amount	Expires

$1,370,517	2016

$31,657,592	2017

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2009, the Fund deferred to January 1, 2010, post-October capital losses in the amount of $43,899.

9. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

2009 Annual Report 45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Small Cap Index Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

46 Annual Report 2009

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 80.22%.

2009 Annual Report 47

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of march FIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

48 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

2009 Annual Report 49

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

50 Annual Report 2009

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2009 Annual Report 51

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

52 Annual Report 2009

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NVIT Technology and Communications Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

26	Report of Independent Registered Public Accounting Firm

27	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-TC (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than that of other mutual funds.

Products of companies in which technology funds invest may be subject to severe competition and rapid obsolescence.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization

2 Annual Report 2009

U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s North American Technology Sector IndexTM [formerly Goldman Sachs Technology Composite Index (GSTI®)]: An unmanaged, modified, market capitalization-weighted index that is designed to measure the performance of the stocks of companies in the technology sector.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Aberdeen Asset Management Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Aberdeen Asset Management Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Technology and Communications Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Technology and Communications Fund (Class I at NAV) returned 52.47% versus 63.19% for its benchmark, the Standard & Poor’s (S&P) North American Technology Sector Index [formerly Goldman Sachs Technology Composite Index (GSTI®)]. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Science & Technology Funds (consisting of 56 funds as of December 31, 2009) was 57.34% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Positive contributors to Fund performance during the reporting period included the Fund’s positions in the subsectors of communications equipment; computers and peripherals; Internet software and services; and software. The main individual stock contributors to Fund performance were information technology services provider Cognizant Technology Solutions Corp.; business software company Omniture, Inc.; and semiconductor manufacturer NVIDIA Corp. Cognizant Technology Solutions has been investing throughout the downturn in the business cycle in an effort to gain market share from its struggling competitors. Omniture’s share price rose sharply after the announcement of its acquisition by Adobe Systems Inc. NVIDIA performed well as both the competitive environment and market conditions improved.

What areas of investment detracted from Fund performance?

Detractors from Fund performance during the reporting period included the Fund’s positions in the communications equipment segment as well as the computers and peripherals subsector. The Fund’s most notable individual stock detractors included personal computer (PC) and peripherals manufacturer Apple Inc., media conglomerate Comcast Corp. and SAIC, Inc., a provider of engineering systems and services to the U.S. government. The Fund’s relative underweight in Apple Inc. had a negative impact on Fund performance; the company’s stock posted a significant gain during the reporting period. Nonetheless, we believe that Apple’s share price fairly reflects the company’s opportunities in dominating the consumer music industry and broadening its penetration of the PC market. Comcast struggled in a rising market, given its defensive profile; investors also expressed concerns about the company’s corporate strategy and its ability to sustain growth. SAIC’s stock price fell amid concerns about the company’s exposure to defense spending as well as its relatively stable business, which lagged in a rising market.

What is your outlook for the near term?

In our view, the outlook for corporate spending on technology remains positive as companies continue to invest in productivity initiatives and refresh aging hardware. Corporate activity in the form of mergers and acquisitions also has been prevalent as companies invest cash on balance sheets into more productive assets. Unlike some sectors of the economy that are purely cyclical, valuations remain divergent among companies within technology, and we believe that some companies currently have heightened expectations.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Managers:
Ralph Bassett and Robert W. Mattson

2009 Annual Report 5

Fund Performance	NVIT Technology and Communications Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	5 Yr.	Inception[2]

Class I	52.47%	0.82%	-8.84%

Class II3	52.27%	0.55%	-9.01%

Class III[3]	52.44%	0.81%	-8.77%

Class IV3	52.49%	0.65%	-8.92%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on June 30, 2000.

[3]	These returns, until the creation of the Class II shares (March 28, 2003), Class III shares (May 2, 2002) and Class VI shares (April 28, 2004), are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II, Class III and Class VI shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II and Class VI shares, and therefore are lower than those of Class I. For Class III and Class VI shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III and Class VI shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Technology and Communications Fund versus performance of the S&P North American Technology Sector Index (S&P NATS Index)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The S&P NATS Index, provides investors with a suite of equity benchmarks for U.S. traded technology related securities. The index series includes sub-indices, which are more narrowly based industry benchmarks consisting of twelve or more stocks that are selected from the universe of stocks in the S&P North American Technology Index.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	NVIT Technology and Communications Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
NVIT Technology and			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Communications Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class I Shares	Actual		1,000.00	1,297.70	6.37	1.10
	Hypothetical	[b]	1,000.00	1,019.66	5.60	1.10

Class II Shares	Actual		1,000.00	1,293.40	7.80	1.35
	Hypothetical	[b]	1,000.00	1,018.40	6.87	1.35

Class III Shares	Actual		1,000.00	1,294.30	6.36	1.10
	Hypothetical	[b]	1,000.00	1,019.66	5.60	1.10

Class VI Shares	Actual		1,000.00	1,296.20	7.76	1.34
	Hypothetical	[b]	1,000.00	1,018.45	6.82	1.34

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	NVIT Technology and Communications Fund
December 31, 2009

Asset Allocation

Common Stocks	88.6%
Repurchase Agreement	4.5%
Mutual Fund	4.3%
Preferred Stock	2.7%
Liabilities in excess of other assets	(0	.1)%

	100.0%

Top Industries†

Software	17.5%
Semiconductors & Semiconductor Equipment	15.6%
Communications Equipment	15.4%
Computers & Peripherals	14.5%
IT Services	12.3%
Internet Software & Services	5.8%
Wireless Telecommunication Services	4.0%
Professional Services	2.8%
Machinery	1.8%
Other Industries*	10.3%

100.0%

Top Holdings†

Oracle Corp.	5.1%
Invesco AIM Liquid Assets Portfolio	4.3%
Intel Corp.	4.3%
QUALCOMM, Inc.	4.2%
Hewlett-Packard Co.	4.1%
Cognizant Technology Solutions Corp., Class A	4.1%
Cisco Systems, Inc.	4.0%
Google, Inc., Class A	3.8%
EMC Corp.	3.7%
Alliance Data Systems Corp.	3.2%
Other Holdings*	59.2%

100.0%

Top Countries†

United States	80.3%
Bermuda	3.0%
Republic of Korea	2.7%
United Kingdom	2.0%
Singapore	2.0%
Hong Kong	1.9%
Japan	1.8%
Germany	1.8%
Other Countries*	4.5%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

NVIT Technology and Communications Fund

Common Stocks 88.6%

	Shares	Market Value

BERMUDA 3.0%
Semiconductors & Semiconductor Equipment 3.0%
Marvell Technology Group Ltd.*	71,600	$1,485,700

GERMANY 1.8%
Computers & Peripherals 1.8%
Wincor Nixdorf AG (a)	12,895	883,165

HONG KONG 1.9%
Semiconductors & Semiconductor Equipment 1.9%
ASM Pacific Technology Ltd. (a)	96,570	913,036

JAPAN 1.8%
Machinery 1.8%
Fanuc Ltd. (a)	9,693	903,407

SINGAPORE 2.0%
Semiconductors & Semiconductor Equipment 2.0%
Avago Technologies Ltd.*	53,528	979,027

UNITED KINGDOM 2.1%
Wireless Telecommunication Services 2.1%
Vodafone Group PLC (a)	432,749	1,002,123

UNITED STATES 76.0%
Communications Equipment 15.5%
Brocade Communications Systems, Inc.*	148,100	1,130,003
Cisco Systems, Inc.*	82,209	1,968,083
F5 Networks, Inc.*	23,020	1,219,600
QUALCOMM, Inc.	44,057	2,038,077
Tellabs, Inc.*	214,100	1,216,088

		7,571,851

Computers & Peripherals 12.7%
Apple, Inc.*	6,607	1,393,152
EMC Corp.*	103,230	1,803,428
Hewlett-Packard Co.	39,300	2,024,343
Synaptics, Inc.* (b)	33,100	1,014,515

		6,235,438

Internet Software & Services 5.8%
Google, Inc., Class A*	3,005	1,863,040
Yahoo!, Inc.*	57,500	964,850

		2,827,890

IT Services 12.3%
Alliance Data Systems Corp.* (b)	24,660	1,592,789
Cognizant Technology Solutions Corp., Class A*	44,545	2,017,889
Paychex, Inc.	41,301	1,265,463
Visa, Inc., Class A	13,340	1,166,716

		6,042,857

Media 1.5%
Comcast Corp., Class A	43,500	733,410

Professional Services 2.7%
FTI Consulting, Inc.*	28,600	1,348,776

Semiconductors & Semiconductor Equipment 6.0%
Intel Corp.	103,501	$2,111,420
NVIDIA Corp.*	43,970	821,360

		2,932,780

Software 17.6%
Adobe Systems, Inc.*	37,740	1,388,077
ANSYS, Inc.*	27,411	1,191,282
Concur Technologies, Inc.*	24,200	1,034,550
McAfee, Inc.*	34,810	1,412,242
Oracle Corp.	101,028	2,479,227
Solera Holdings, Inc.	30,490	1,097,945

		8,603,323

Wireless Telecommunication Services 1.9%
American Tower Corp., Class A*	22,071	953,688

		37,250,013

Total Common Stocks (cost $35,179,197)		43,416,471

Preferred Stock 2.7%
REPUBLIC OF KOREA 2.7%
Semiconductors & Semiconductor Equipment 2.7%
Samsung Electronics Co., Ltd. GDR (a)(c)	5,987	1,325,899

Total Preferred Stock (cost $986,078)		1,325,899

Mutual Fund 4.3%
Money Market Fund 4.3%
Invesco AIM Liquid Assets Portfolio, 0.18% (d)	2,131,829	2,131,829

Total Mutual Fund (cost $2,131,829)		2,131,829

2009 Annual Report 9

Statement of Investments (Continued)
December 31, 2009

NVIT Technology and Communications Fund (Continued)

Repurchase Agreement 4.5%

	Principal Amount	Market Value

Morgan Stanley, 0.01%, dated 12/31/09, due 01/04/10, repurchase price $2,181,643, collateralized by U.S. Government Agency Mortgages 0.38%-7.38%, maturing 01/08/10 – 11/20/2039; total market value of $2,225,542 (e)	$2,181,641	$2,181,641

Total Repurchase Agreement (cost $2,181,641)		2,181,641

Total Investments (cost $40,478,745) (f) — 100.1%		49,055,840

Liabilities in excess of other assets — (0.1)%		(57,048)

NET ASSETS — 100.0%		$48,998,792

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	The security or a portion of this security is on loan at December 31, 2009. The total value of securities on loan at December 31, 2009 was $2,134,255.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2009 was $1,325,899 which represents 2.71% of net assets.

(d)	Represents 7-day effective yield as of December 31, 2009.

(e)	The security was purchased with cash collateral held from securities on loan (See Note 2). The total value of this security as of December 31, 2009 was $2,181,641.

(f)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AG	Stock Corporation

GDR	Global Depositary Receipt

Ltd.	Limited

PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2009

Statement of Assets and Liabilities
December 31, 2009

NVIT Technology and
Communications Fund

Assets:
Investments, at value* (cost $38,297,104)	$46,874,199
Repurchase agreements, at value and cost	2,181,641

Total Investments	49,055,840

Interest and dividends receivable	21,640
Security lending income receivable	8,253
Receivable for capital shares issued	2,177,984
Reclaims receivable	3,748
Prepaid expenses and other assets	361

Total Assets	51,267,826

Liabilities:
Payable for capital shares redeemed	28,659
Payable upon return of securities loaned (Note 2)	2,181,641
Accrued expenses and other payables:
Investment advisory fees	29,549
Fund administration fees	1,611
Distribution fees	3,165
Administrative services fees	6,855
Accounting and transfer agent fees	761
Trustee fees	396
Custodian fees	263
Compliance program costs (Note 3)	300
Professional fees	1,594
Printing fees	13,286
Other	954

Total Liabilities	2,269,034

Net Assets	$48,998,792

Represented by:
Capital	$62,258,093
Accumulated net realized losses from investment	(21,836,141)
Net unrealized appreciation/(depreciation) from investments	8,577,095
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(255)

Net Assets	$48,998,792

Net Assets:
Class I Shares	$11,379,332
Class II Shares	742,612
Class III Shares	21,989,926
Class VI Shares	14,886,922

Total	$48,998,792

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	3,350,274
Class II Shares	221,816
Class III Shares	6,410,722
Class VI Shares	4,414,808

Total	14,397,620

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$3.40
Class II Shares	$3.35
Class III Shares	$3.43
Class VI Shares	$3.37

*	Includes value of securities on loan of $2,134,255 (Note 2)

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statement of Operations
For the Year Ended December 31, 2009

NVIT Technology and
Communications Fund

INVESTMENT INCOME:
Interest income	$1,129
Dividend income	259,328
Income from securities lending (Note 2)	15,294
Foreign tax withholding	(8,067)

Total Income	267,684

EXPENSES:
Investment advisory fees	246,043
Fund administration fees	14,020
Distribution fees Class II Shares	1,588
Distribution fees Class VI Shares	21,872
Administrative services fees Class I Shares	12,600
Administrative services fees Class II Shares	953
Administrative services fees Class III Shares	21,580
Administrative services fees Class VI Shares	13,133
Professional fees	12,873
Printing fees	32,742
Trustee fees	1,048
Custodian fees	595
Accounting and transfer agent fees	3,852
Compliance program costs (Note 3)	513
Other	2,275

Total expenses before earnings credit and expenses reimbursed	385,687
Earnings credit (Note 5)	(46)
Expenses reimbursed by adviser (Note 3)	(1,689)

Net Expenses	383,952

NET INVESTMENT LOSS	(116,268)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(920,663)
Net realized losses from foreign currency transactions (Note 2)	(52,642)

Net realized losses from investments and foreign currency translations	(973,305)

Net change in unrealized appreciation/(depreciation) from investments	15,083,000
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	22,187

Net change in unrealized appreciation/(depreciation) from investments and translations of assets and liabilities denominated in foreign currencies	15,105,187

Net realized/unrealized gains from investments, foreign currency transactions and foreign currency translations	14,131,882

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$14,015,614

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statements of Changes in Net Assets

	NVIT Technology and
	Communications Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment loss	$(116,268)	$(102,582)
Net realized losses from investments and foreign currency translations	(973,305)	(19,030,752)
Net change in unrealized appreciation/(depreciation) from investments and translations of assets and liabilities denominated in foreign currencies	15,105,187	(6,195,670)

Change in net assets resulting from operations	14,015,614	(25,329,004)

Distributions to Shareholders From:
Net realized gains:
Class I	–	(1,783,820)
Class II	–	(141,073)
Class III	–	(2,126,150)
Class VI	–	(1,280,684)

Change in net assets from shareholder distributions	–	(5,331,727)

Change in net assets from capital transactions	13,735,268	(13,020,792)

Change in net assets	27,750,882	(43,681,523)

Net Assets:
Beginning of year	21,247,910	64,929,433

End of year	$48,998,792	$21,247,910

Accumulated net investment loss at end of year	$–	$(2,091)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,364,080	$2,962,433
Dividends reinvested	–	1,783,820
Cost of shares redeemed	(3,870,598)	(5,044,114)

Total Class I	493,482	(297,861)

Class II Shares
Proceeds from shares issued	682	10
Dividends reinvested	–	141,073
Cost of shares redeemed	(122,397)	(295,559)

Total Class II	(121,715)	(154,476)

Class III Shares
Proceeds from shares issued	12,641,030	4,193,894
Dividends reinvested	–	2,126,150
Cost of shares redeemed (a)	(5,635,965)	(15,076,382)

Total Class III	7,005,065	(8,756,338)

Class VI Shares
Proceeds from shares issued	$8,944,144	$2,411,963
Dividends reinvested	–	1,280,684
Cost of shares redeemed (a)	(2,585,708)	(7,504,764)

Total Class VI	6,358,436	(3,812,117)

Change in net assets from capital transactions:	$13,735,268	$(13,020,792)

Amounts shown as “–” are zero or have been rounded to zero.

(a)	Includes Redemption Fees — See Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Statements of Changes in Net Assets (Continued)

	NVIT Technology and
	Communications Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

SHARE TRANSACTIONS:
Class I Shares
Issued	1,567,935	813,388
Reinvested	–	569,911
Redeemed	(1,475,414)	(1,462,285)

Total Class I Shares	92,521	(78,986)

Class II Shares
Issued	84	3
Reinvested	–	45,508
Redeemed	(47,960)	(76,976)

Total Class II Shares	(47,876)	(31,465)

Class III Shares
Issued	4,588,721	1,242,543
Reinvested	–	672,832
Redeemed	(2,058,912)	(3,882,144)

Total Class III Shares	2,529,809	(1,966,769)

Class VI Shares
Issued	3,301,863	573,624
Reinvested	–	410,476
Redeemed	(1,000,018)	(1,989,022)

Total Class VI Shares	2,301,845	(1,004,922)

Total change in shares	4,876,299	(3,082,142)

Amounts shown as “–” are zero or have been rounded to zero.

(a)	Includes Redemption Fees — See Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Technology and Communications Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains (Losses)	Total	Net	Net		Net Asset		Net Assets	Expenses	Loss	Reimbursements)
	Beginning	Investment	From	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average		Portfolio
	of Period	Loss	Investments	Operations	Income	Gains	Distributions	of Period	Return	of Period	Net Assets	Net Assets	Net Assets (a)		Turnover (b)

Class I Shares
Year Ended December 31, 2009 (c)	$2.23	(0.01)	1.18	1.17	–	–	–	$3.40	52.47%	$11,379,332	1.13%	(0.28%)	1.13%		75.40%
Year Ended December 31, 2008	$5.14	(0.01)	(2.32)	(2.33)	–	(0.58)	(0.58)	$2.23	(48.57%)	$7,252,063	1.14%	(0.20%)	1	.14% (d)	527.24%
Year Ended December 31, 2007	$4.28	(0.03)	0.89	0.86	–	–	–	$5.14	20.09%	$17,136,885	1.22%	(0.60%)	1.22%		499.51%
Year Ended December 31, 2006	$3.85	(0.02)	0.45	0.43	–	–	–	$4.28	11.17%	$17,630,672	1.15%	(0.55%)	1	.15% (d)	352.39%
Year Ended December 31, 2005	$3.87	(0.02)	–	(0.02)	–	–	–	$3.85	(0.52%)	$15,010,453	1.28%	(0.63%)	1	.28% (d)	571.34%

Class II Shares
Year Ended December 31, 2009 (c)	$2.20	(0.01)	1.16	1.15	–	–	–	$3.35	52.27%	$742,612	1.38%	(0.53%)	1.38%		75.40%
Year Ended December 31, 2008	$5.10	(0.02)	(2.30)	(2.32)	–	(0.58)	(0.58)	$2.20	(48.79%)	$593,063	1.43%	(0.49%)	1	.43% (d)	527.24%
Year Ended December 31, 2007	$4.25	(0.04)	0.89	0.85	–	–	–	$5.10	20.00%	$1,534,524	1.44%	(0.83%)	1.44%		499.51%
Year Ended December 31, 2006	$3.84	(0.03)	0.44	0.41	–	–	–	$4.25	10.68%	$1,443,008	1.39%	(0.79%)	1	.39% (d)	352.39%
Year Ended December 31, 2005	$3.87	(0.04)	0.01	(0.03)	–	–	–	$3.84	(0.78%)	$1,575,017	1.53%	(0.89%)	1	.53% (d)	571.34%

Class III Shares
Year Ended December 31, 2009 (c)	$2.25	(0.01)	1.19	1.18	–	–	–	$3.43	52.44%	$21,989,926	1.13%	(0.29%)	1.13%		75.40%
Year Ended December 31, 2008	$5.18	(0.01)	(2.34)	(2.35)	–	(0.58)	(0.58)	$2.25	(48.59%)	$8,722,595	1.21%	(0.27%)	1	.21% (d)	527.24%
Year Ended December 31, 2007	$4.31	(0.03)	0.90	0.87	–	–	–	$5.18	20.19%	$30,289,783	1.17%	(0.57%)	1.17%		499.51%
Year Ended December 31, 2006	$3.88	(0.02)	0.45	0.43	–	–	–	$4.31	11.08%	$23,256,307	1.14%	(0.55%)	1	.14% (d)	352.39%
Year Ended December 31, 2005	$3.90	(0.02)	–	(0.02)	–	–	–	$3.88	(0.51%)	$17,975,168	1.29%	(0.64%)	1	.29% (d)	571.34%

Class VI Shares
Year Ended December 31, 2009 (c)	$2.21	(0.02)	1.18	1.16	–	–	–	$3.37	52.49%	$14,886,922	1.37%	(0.54%)	1.37%		75.40%
Year Ended December 31, 2008	$5.12	(0.01)	(2.32)	(2.33)	–	(0.58)	(0.58)	$2.21	(48.81%)	$4,680,189	1.28%	(0.34%)	1	.28% (d)	527.24%
Year Ended December 31, 2007	$4.27	(0.02)	0.87	0.85	–	–	–	$5.12	19.91%	$15,968,241	1.28%	(0.69%)	1.28%		499.51%
Year Ended December 31, 2006	$3.84	(0.02)	0.45	0.43	–	–	–	$4.27	11.20%	$7,018,265	1.24%	(0.65%)	1	.24% (d)	352.39%
Year Ended December 31, 2005	$3.87	(0.02)	(0.01)	(0.03)	–	–	–	$3.84	(0.78%)	$3,559,184	1.39%	(0.73%)	1	.39% (d)	571.34%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

(d)	There were no fee waivers/reimbursement during the period.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Technology and Communications Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of

16 Annual Report 2009

factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$39,714,740	$3,701,731	$—	$43,416,471

Mutual Fund	2,131,829	—	—	2,131,829

Preferred Stock	—	1,325,899	—	1,325,899

Repurchase Agreement	—	2,181,641	—	2,181,641

Total	$41,846,569	$7,209,271	$—	$49,055,840

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

2009 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2009

(b)	Credit Derivatives

The Fund is subject to the provisions of ASC 815, “Derivatives and Hedging” (formerly known as SFAS 133). In September 2008, the FASB amended ASC 815-10 (formerly known as FSP FAS 133-1). ASC 815-10, which is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives, requires financial disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments and disclosures of the current status of the payment performance risk of a guarantee. Management has concluded that adoption of the amendments did not impact the Fund’s financial statement disclosures.

(c)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(d)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund translates foreign currency transactions into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. The fluctuations are included in the net realized and unrealized gain or loss shown on the Statement of Operations.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(f)	Securities Lending

To generate additional income, the Fund may lend its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that (1) the borrower deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter the borrower mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been

18 Annual Report 2009

earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Fund’s investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2009, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral

$2,134,255	$2,181,641

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(h)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. Aberdeen Asset Management, Inc. is the subadviser for the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual rate).

Fee rate
Effective
Fee Schedule	May 1, 2009

Up to $500 million	0.78%

$500 million up to $2 billion	0.73%

$2 billion and more	0.68%

Aggregate management fees paid by the Fund for the twelve months ended December 31, 2009, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, were 0.76%.

Until April 30, 2009, the Fund paid a performance-based management fee to NFA. This performance-based fee varied depending on the Fund’s performance relative to its benchmark. This fee was intended to reward or penalize NFA (and the subadviser) for outperforming or underperforming, respectively, the Fund’s benchmark. The Fund’s benchmark for determining these performance-based fees was the S&P North American Technology Sector Index (formerly, Goldman Sachs Technology Composite Index). The performance-based management fee was comprised of two components: a base fee and a performance adjustment.

The base fee was an annual fee that was calculated and accrued daily based on the following fee schedule:

Base Fee
Through
Fee Schedule	April 30, 2009

Up to $500 million	0.88%

$500 million up to $2 billion	0.83%

$2 billion and more	0.78%

20 Annual Report 2009

The base fee rate was applied to the Fund’s average net assets over that quarter.

Second, a performance adjustment percentage was applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount was then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly subperiod and that total fee was paid at the end of that most recently completed quarter.

The performance fee applied to all of the Fund’s share classes equally, and was calculated based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to the Fund’s base fee (as such base fee was adjusted by any applicable base fee breakpoints). NFA paid/(charged) the entire performance component of the fee to the subadviser.

Out or Underperformance	Change in Fees

+/-1 percentage point	+/-0.02%

+/-2 percentage points	+/-0.04%

+/-3 percentage points	+/-0.06%

+/-4 percentage points	+/-0.08%

+/-5 percentage points	+/-0.10%

These performance-based advisory fees were paid quarterly. Under this performance-based fee arrangement, NFA (and the subadviser) could receive a performance fee increase even if the Fund experienced negative performance, so long as the Fund’s performance exceeded that of its benchmark by more than the relevant percentage shown above.

At a meeting of the Board of Trustees held in-person on January 16, 2009, the Board of Trustees voted unanimously to eliminate the performance-based management fee and to implement an asset-based management fee equal to the lowest possible management fee at each breakpoint under the previous performance-based fee structure, to take effective May 1, 2009. In eliminating the performance-based fee structure, NFA (and the subadviser, as applicable) were subject to a six-month transition period. If during this transition period the Fund’s assets had declined and the Fund underperformed its benchmark, the new management fee could have been higher than the amount NFA would have been entitled to collect under the previous performance-based fee structure. If this had occurred during the transaction period NFA would have reimbursed the Fund by the amount of the difference between the new management fee and the amount is would have been entitled to collect under the previous fee structure. Under no circumstances, during this transition period, was the management fee under the new fee structure to exceed what NFA would have received under the old structure assuming maximum penalty for underperformance. The six-month transition period expired October 31, 2009.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadviser $147,992 for the year ended December 31, 2009.

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding 1.03% across all classes of the Fund until April 30, 2010.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

As of December 31, 2009, the cumulative potential reimbursements, listed by the year in which NFA waived or reimbursed fees or expenses to the Fund, are:

Fiscal Year	Fiscal Year	Fiscal Year
2007	2008	2009
Amount	Amount	Amount	Total

$—	$—	$1,689	$1,689

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, Class III and Class VI of the Fund.

For the year ended December 31, 2009, NFS received $48,266 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $513.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are

22 Annual Report 2009

based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25% for Class II and Class VI of the Fund.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class II, Class III and Class VI shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class II, Class III and Class VI shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class II, Class III and Class VI shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class II, Class III and Class VI shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amounts of:

Class	Amount

Class III	$11,329

Class VI	$13,035

For the year ended December 31, 2008, the Fund had contributions to capital due to the collection of redemption fees in the amounts of:

Class	Amount

Class III	$16,816

Class VI	$8,547

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

2009 Annual Report 23

Notes to Financial Statements (Continued)
December 31, 2009

6. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $33,714,443 and sales of $22,954,594 (excluding short-term securities).

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

9. Other

On December 2, 2009, the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) approved a Plan of Reorganization between the NVIT Technology and Communications Fund and the NVIT Multi-Manager Large Cap Growth Fund, each a series of the Trust, whereby, pending shareholder approval by the NVIT Technology and Communications Fund, the NVIT Technology and Communications Fund would be merged into the NVIT Multi-Manager Large Cap Growth Fund.

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$—	$—	$—	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

24 Annual Report 2009

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$4,727,927	$603,800	$5,331,727	$—	$5,331,727

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized	Total
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Accumulated
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	Earnings (Deficit)

$—	$—	$—	$—	($19,913,593)	$6,654,292	($13,259,301)

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$42,401,293	$6,705,197	($50,650)	$6,654,547

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contributions:

Amount	Expires

$13,642,668	2016
$6,270,925	2017

11. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

2009 Annual Report 25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Technology and Communications Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

26 Annual Report 2009

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

2009 Annual Report 27

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

28 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

2009 Annual Report 29

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

30 Annual Report 2009

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2009 Annual Report 31

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NVIT U.S. Growth Leaders Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-USGL (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President and CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Growth investing involves buying stocks that have relatively high prices in relation to their earnings. Because of these higher valuations, investing in growth stocks may be more risky than investing in companies with more modest growth expectations. Growth stocks also may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. During periods of growth stock underperformance, the Fund may underperform other funds that use different investing styles.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than that of other mutual funds.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization

2 Annual Report 2009

U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index:  An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by Nationwide Funds Group (NFG). Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Aberdeen Asset Management Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Aberdeen Asset Management Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT U.S. Growth Leaders Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT U.S. Growth Leaders Fund (Class III at NAV) returned 25.79% versus 26.46% for its benchmark, the Standard & Poor’s 500® (S&P 500) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Multi-Cap Growth Funds (consisting of 120 funds as of December 31, 2009) was 40.72% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Positive contributors to Fund performance during the reporting period included the Fund’s positions in the energy sector as well as in the semiconductor and semiconductor equipment segments of the information technology sector. The most notable contributors among individual Fund positions were semiconductor manufacturer Marvell Technology Group Ltd.; Starwood Hotels & Resorts Worldwide, Inc., a hotel chain operator; and Internet services provider Google Inc. Marvell Technology Group’s stock price more than tripled during the reporting period as the company benefited from an improvement in end-market demand for its communications and storage-focused semiconductors. Starwood Hotels & Resorts Worldwide’s business improved amid a recovery in business travel. Google continued to grow and increase market share in all of its Internet businesses.

What areas of investment detracted from Fund performance?

Detractors from Fund performance during the reporting period included the Fund’s positions in the industrials, health-care, materials and consumer staples sectors. The Fund’s individual stock detractors included biopharmaceutical company Gilead Sciences, Inc.; integrated oil and gas company Hess Corp.; and Con-way Inc., a provider of transportation and logistics services. Shares of Gilead Sciences declined as investors grew concerned about the company’s drug discovery pipeline and reallocated investments to more cyclical parts of the economy. Hess Corp.’s stock price dipped as the company experienced development problems with its drilling project off the coast of Brazil. Shares of Con-way fell as it became apparent that a weak competitor stabilized its finances, enabling that company to remain in the market.

What is your outlook for the near term?

As the market and economy continue to improve modestly, we also note that financing appears to be easier to find, financial liquidity is actually quite good, and many other asset classes are providing lower returns relative to equities. We believe that these factors could easily attract more investors into the global equity markets, including those in the United States, during the next several months.

We believe that the economy may experience some growth in 2010. This growth may come from a relatively low base and in an “ebbing-and-flowing” type of expansion, which may be enough to sustain future improvement.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Managers:
Christopher Baggini, CFA and Douglas Burtnick, CFA

2009 Annual Report 5

Fund Performance	NVIT U.S. Growth Leaders Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	5 Yr.	Inception[2]

Class I3	25.84%	0.20%	3.50%

Class II3	25.68%	-0.03%	3.28%

Class III[4]	25.79%	0.20%	3.56%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on December 31, 2001.

[3]	These returns until the creation of the Class I shares (June 3, 2002) and Class II shares (March 21, 2003) are based on the performance of the Class III shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class I and Class II shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I.

[4]	For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower.

Expense Ratios

Expense
Ratio*

Class I	0.99%

Class II	1.24%

Class III	0.99%

*	Current effective prospectus. Performance fees apply to the Fund, which may increase or decrease expenses. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class III shares of the NVIT U.S. Growth Leaders Fund versus performance of the Standard & Poor’s 500 Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	NVIT U.S. Growth Leaders Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
NVIT U.S. Growth			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Leaders Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class I Shares	Actual		1,000.00	1,175.50	5.76	1.05
	Hypothetical	[b]	1,000.00	1,019.91	5.35	1.05

Class II Shares	Actual		1,000.00	1,174.90	7.13	1.30
	Hypothetical	[b]	1,000.00	1,018.65	6.61	1.30

Class III Shares	Actual		1,000.00	1,175.70	5.76	1.05
	Hypothetical	[b]	1,000.00	1,019.91	5.35	1.05

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	NVIT U.S. Growth Leaders Fund
December 31, 2009

Asset Allocation

Common Stocks	97.1%
Mutual Fund	3.2%
Liabilities in excess of other assets	(0	.3)%

	100.0%

Top Industries†

Machinery	7.3%
Computers & Peripherals	7.1%
Oil, Gas & Consumable Fuels	6.9%
Energy Equipment & Services	6.8%
Semiconductors & Semiconductor Equipment	6.1%
Software	6.1%
Internet Software & Services	5.9%
Hotels, Restaurants & Leisure	5.8%
Health Care Equipment & Supplies	5.3%
Communications Equipment	4.2%
Other Industries	38.5%

100.0%

Top Holdings†

Danaher Corp.	4.4%
Apache Corp.	4.3%
Marvell Technology Group Ltd.	3.8%
Baxter International, Inc.	3.7%
Halliburton Co.	3.7%
Apple, Inc.	3.7%
JPMorgan Chase & Co.	3.5%
Hewlett-Packard Co.	3.4%
Oracle Corp.	3.4%
Invesco AIM Liquid Assets Portfolio	3.2%
Other Holdings	62.9%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

NVIT U.S. Growth Leaders Fund

Common Stocks 97.1%

	Shares	Market Value

Aerospace & Defense 2.0%
Precision Castparts Corp.	5,500	$606,925

Beverages 1.3%
PepsiCo, Inc.	6,400	389,120

Biotechnology 3.0%
Gilead Sciences, Inc.*	21,540	932,251

Capital Markets 2.9%
Goldman Sachs Group, Inc. (The)	5,260	888,098

Chemicals 2.5%
Praxair, Inc.	9,700	779,007

Communications Equipment 4.2%
Brocade Communications Systems, Inc.*	69,087	527,134
F5 Networks, Inc.*	14,700	778,806

		1,305,940

Computers & Peripherals 7.1%
Apple, Inc.*	5,400	1,138,644
Hewlett-Packard Co.	20,600	1,061,106

		2,199,750

Diversified Financial Services 3.5%
JPMorgan Chase & Co.	26,100	1,087,587

Energy Equipment & Services 6.9%
Cameron International Corp.*	23,500	982,300
Halliburton Co.	38,100	1,146,429

		2,128,729

Food & Staples Retailing 2.0%
CVS Caremark Corp.	19,280	621,009

Food Products 1.7%
Kellogg Co.	10,200	542,640

Health Care Equipment & Supplies 5.3%
Baxter International, Inc.	19,760	1,159,517
Masimo Corp.*	15,800	480,636

		1,640,153

Hotels, Restaurants & Leisure 5.8%
Starwood Hotels & Resorts Worldwide, Inc.	27,300	998,361
WMS Industries, Inc.*	20,100	804,000

		1,802,361

Industrial Conglomerates 3.0%
3M Co.	11,300	934,171

Information Technology Services 3.0%
Visa, Inc., Class A	10,820	946,317

Internet & Catalog Retail 1.9%
Priceline.com, Inc.*	2,719	594,102

Internet Software & Services 5.9%
Google, Inc., Class A*	1,560	967,169
Yahoo!, Inc.*	51,000	855,780

		1,822,949

It Services 3.0%
Alliance Data Systems Corp.*	14,400	930,096

Machinery 7.3%
Danaher Corp.	18,000	1,353,600
Parker Hannifin Corp.	16,900	910,572

		2,264,172

Multiline Retail 3.0%
Target Corp.	19,000	919,030

Oil, Gas & Consumable Fuels 7.0%
Apache Corp.	13,060	1,347,400
Southwestern Energy Co.*	16,800	809,760

		2,157,160

Semiconductors & Semiconductor Equipment 6.1%
Marvell Technology Group Ltd.*	57,800	1,199,350
Silicon Laboratories, Inc.*	14,600	705,764

		1,905,114

Software 6.1%
McAfee, Inc.*	20,900	847,913
Oracle Corp.	42,530	1,043,686

		1,891,599

Specialty Retail 2.6%
Aeropostale, Inc.*	23,250	791,663

Total Common Stocks (cost $25,483,188)		30,079,943

2009 Annual Report 9

Statement of Investments (Continued)
December 31, 2009

NVIT U.S. Growth Leaders Fund (Continued)

Mutual Fund 3.2%

	Shares	Market Value

Money Market Fund 3.2%
Invesco AIM Liquid Assets Portfolio, 0.18% (a)	1,006,822	$1,006,822

Total Mutual Fund (cost $1,006,822)		1,006,822

Total Investments (cost $26,490,010)(b) — 100.3%		31,086,765

Liabilities in excess of other assets — (0.3)%		(103,162)

NET ASSETS — 100.0%		$30,983,603

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of December 31, 2009.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2009

Statement of Assets and Liabilities
December 31, 2009

NVIT U.S. Growth Leaders Fund

Assets:
Investments, at value (cost $26,490,010)	$31,086,765
Interest and dividends receivable	18,694
Receivable for capital shares issued	37,967
Prepaid expenses and other assets	125

Total Assets	31,143,551

Liabilities:
Payable for investments purchased	82,395
Payable for capital shares redeemed	1,217
Accrued expenses and other payables:
Investment advisory fees	53,091
Fund administration fees	1,114
Distribution fees	3,011
Administrative services fees	4,199
Accounting and transfer agent fees	685
Trustee fees	271
Custodian fees	226
Compliance program costs (Note 3)	166
Professional fees	1,278
Printing fees	11,792
Other	503

Total Liabilities	159,948

Net Assets	$30,983,603

Represented by:
Capital	$43,752,862
Accumulated net realized losses from investment transactions	(17,366,014)
Net unrealized appreciation/(depreciation) from investments	4,596,755

Net Assets	$30,983,603

Net Assets:
Class I Shares	$6,025,121
Class II Shares	14,588,360
Class III Shares	10,370,122

Total	$30,983,603

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	803,236
Class II Shares	1,975,256
Class III Shares	1,372,155

Total	4,150,647

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$7.50
Class II Shares	$7.39
Class III Shares	$7.56

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statement of Operations
For the Year Ended December 31, 2009

NVIT U.S. Growth Leaders Fund

INVESTMENT INCOME:
Interest income	$514
Dividend income	295,369

Total Income	295,883

EXPENSES:
Investment advisory fees	203,556
Fund administration fees	13,450
Distribution fees Class II Shares	33,712
Administrative services fees Class I Shares	9,587
Administrative services fees Class II Shares	20,228
Administrative services fees Class III Shares	15,157
Professional fees	4,778
Printing fees	37,775
Trustee fees	1,010
Custodian fees	1,546
Accounting and transfer agent fees	2,262
Compliance program costs (Note 3)	366
Other	1,882

Total expenses before earnings credit	345,309
Earnings credit (Note 5)	(27)

Net Expenses	345,282

NET INVESTMENT LOSS	(49,399)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(1,144,952)
Net change in unrealized appreciation/(depreciation) from investments	8,138,235

Net realized/unrealized gains from investments	6,993,283

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,943,884

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statements of Changes in Net Assets

	NVIT U.S. Growth Leaders Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment loss	$(49,399)	$(154,755)
Net realized losses from investments	(1,144,952)	(15,988,486)
Net change in unrealized appreciation/(depreciation) from investments	8,138,235	(8,432,128)

Change in net assets resulting from operations	6,943,884	(24,575,369)

Distributions to Shareholders From:
Net realized gains:
Class I	–	(2,252,575)
Class II	–	(3,863,225)
Class III	–	(3,609,380)

Change in net assets from shareholder distributions	–	(9,725,180)

Change in net assets from capital transactions	(6,814,212)	1,592,360

Change in net assets	129,672	(32,708,189)

Net Assets:
Beginning of year	30,853,931	63,562,120

End of year	$30,983,603	$30,853,931

Accumulated undistributed net investment income at end of year	$–	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$804,807	$2,652,957
Dividends reinvested	–	2,252,575
Cost of shares redeemed	(3,695,710)	(4,383,426)

Total Class I	(2,890,903)	522,106

Class II Shares
Proceeds from shares issued	2,314,155	3,529,481
Dividends reinvested	–	3,863,225
Cost of shares redeemed	(3,787,036)	(4,421,297)

Total Class II	(1,472,881)	2,971,409

Class III Shares
Proceeds from shares issued	863,158	5,954,652
Dividends reinvested	–	3,609,380
Cost of shares redeemed (a)	(3,313,586)	(11,465,187)

Total Class III	(2,450,428)	(1,901,155)

Change in net assets from capital transactions:	$(6,814,212)	$1,592,360

Amounts designated as “–”  are zero or have been rounded to zero.

(a)	Includes redemption fees — see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Statements of Changes in Net Assets (Continued)

	NVIT U.S. Growth Leaders Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

SHARE TRANSACTIONS:
Class I Shares
Issued	128,800	271,234
Reinvested	–	281,924
Redeemed	(576,502)	(456,145)

Total Class I Shares	(447,702)	97,013

Class II Shares
Issued	401,588	372,036
Reinvested	–	489,636
Redeemed	(606,649)	(494,962)

Total Class II Shares	(205,061)	366,710

Class III Shares
Issued	135,360	509,844
Reinvested	–	448,370
Redeemed	(523,404)	(1,157,071)

Total Class III Shares	(388,044)	(198,857)

Total change in shares	(1,040,807)	264,866

Amounts designated as “–”  are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT U.S. Growth Leaders Fund

		Operations			Distributions							Ratios / Supplemental Data

			Net Realized												Ratio of Net		Ratio of
			and												Investment		Expenses
	Net Asset	Net	Unrealized										Ratio of		Income		(Prior to
	Value,	Investment	Gains	Total	Net	Net			Net Asset			Net Assets	Expenses		(Loss)		Reimbursements)
	Beginning	Income	(Losses) from	from	Investment	Realized	Return	Total	Value, End	Total		at End of	to Average		to Average		to Average	Portfolio
	of Period	(Loss)	Investments	Operations	Income	Gains	of Capital	Distributions	of Period	Return		Period	Net Assets		Net Assets		Net Assets	Turnover (a)

Class I Shares
Year Ended December 31, 2009 (b)	$5.96	–	1.54	1.54	–	–	–	–	$7.50	25.84%		$6,025,121	1.04%		(0.05%)		1.04%	214.90%
Year Ended December 31, 2008	$12.91	(0.02)	(4.76)	(4.78)	–	(2.17)	–	(2.17)	$5.96	41.29%		$7,455,473	1.19%		(0.21%)		1.19%	353.64%
Year Ended December 31, 2007	$10.53	(0.05)	2.43	2.38	–	–	–	–	$12.91	22.49%		$14,894,268	1.17%		(0.46%)		1.17%	344.07%
Year Ended December 31, 2006	$10.80	0.02	(0.08)	(0.06)	(0.02)	(0.18)	(0.01)	(0.21)	$10.53	(0	.29%)(c)	$11,509,519	1	.21%(e)	0	.26%(d)	1.21%	382.64%
Year Ended December 31, 2005	$11.56	(0.02)	1.32	1.30	–	(2.06)	–	(2.06)	$10.80	11.96%		$10,782,769	1.17%		(0.39%)		1.17%	447.55%

Class II Shares
Year Ended December 31, 2009 (b)	$5.88	(0.02)	1.53	1.51	–	–	–	–	$7.39	25.68%		$14,588,360	1.29%		(0.30%)		1.29%	214.90%
Year Ended December 31, 2008	$12.81	(0.04)	(4.72)	(4.76)	–	(2.17)	–	(2.17)	$5.88	(41.47%)		$12,828,414	1.43%		(0.45%)		1.43%	353.64%
Year Ended December 31, 2007	$10.49	(0.08)	2.40	2.32	–	–	–	–	$12.81	22.12%		$23,228,622	1.43%		(0.72%)		1.43%	344.07%
Year Ended December 31, 2006	$10.76	–	(0.07)	(0.07)	(0.01)	(0.18)	(0.01)	(0.20)	$10.49	(0	.50%)(c)	$19,776,880	1	.46%(e)	0	.02%(d)	1.46%	382.64%
Year Ended December 31, 2005	$11.55	(0.04)	1.31	1.27	–	(2.06)	–	(2.06)	$10.76	11.70%		$19,067,278	1.41%		(0.63%)		1.41%	447.55%

Class III Shares
Year Ended December 31, 2009 (b)	$6.01	–	1.55	1.55	–	–	–	–	$7.56	25.79%		$10,370,122	1.04%		(0.05%)		1.04%	214.90%
Year Ended December 31, 2008	$12.99	(0.03)	(4.78)	(4.81)	–	(2.17)	–	(2.17)	$6.01	(41.26%)		$10,570,044	1.21%		(0.23%)		1.21%	353.64%
Year Ended December 31, 2007	$10.61	(0.06)	2.44	2.38	–	–	–	–	$12.99	22.43%		$25,439,230	1.16%		(0.45%)		1.16%	344.07%
Year Ended December 31, 2006	$10.86	0.04	(0.08)	(0.04)	(0.02)	(0.18)	(0.01)	(0.21)	$10.61	(0	.29%)(c)	$29,193,807	1	.20%(e)	0	.31%(d)	1.20%	382.64%
Year Ended December 31, 2005	$11.62	(0.03)	1.33	1.30	–	(2.06)	–	(2.06)	$10.86	11.99%		$37,555,596	1.17%		(0.38%)		1.17%	447.55%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(b)	Per share calculations were performed using average shares method.

(c)	Includes reimbursement from Investment Adviser which increased the total return by 0.66%.

(d)	Excludes reimbursement from the Investment Adviser.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT U.S. Growth Leaders Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

16 Annual Report 2009

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$30,079,943	$—	$—	$30,079,943
Mutual Fund	1,006,822	—	—	1,006,822

Total	$31,086,765	$—	$—	$31,086,765

Amounts designated as “—” are zero.

*	See Statement of Investments for identification of securities by type and industry classification.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty. As of December 31, 2009, the Fund did not hold repurchase agreements.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

2009 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2009

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(e)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

18 Annual Report 2009

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. Aberdeen Asset Management, Inc. is the subadviser to the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual rate).

Fee Rate Effective
Fee Schedule	May 1, 2009

Up to $500 million	0.68%

$500 million up to $2 billion	0.62%

$2 billion or more	0.59%

Aggregate management fee paid by the Fund for the twelve months ended December 31, 2009, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, was 0.68%.

Prior to May 1, 2009, the Fund paid a performance-based management fee to NFA. This performance-based fee varied depending on the Fund’s performance relative to its benchmark. This fee was intended to reward or penalize NFA (and the subadviser) for outperforming or underperforming, respectively, the Fund’s benchmark. The Fund’s benchmark for determining these performance-based fees was the S&P 500® Index. The base fee was an annual fee that was calculated and accrued daily based on the following fee schedule:

Base Fee Through
Fee Schedule	April 30, 2009

Up to $500 million	0.90%

$500 million up to $2 billion	0.80%

$2 billion or more	0.75%

The base fee rate was applied to the Fund’s average net assets over that quarter.

Second, a performance adjustment percentage was applied to the Fund’s average net assets for outperformance or underperformance of more than 12.0% over a rolling 36-month performance period. The performance adjustment amount was then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly subperiod and that total fee was paid at the end of that most recently completed quarter.

At the meeting of the Board of Trustees held in-person on January 16, 2009, the Board of Trustees voted unanimously to eliminate the performance-based fee with respect to this fund and to implement an asset-based management fee equal to the lowest possible management fee at each breakpoint under the previous performance-based fee structure, to take effect May 1, 2009. In eliminating the performance-based fee structure, NFA (and the subadviser, as applicable) were subject to an eighteen-month transition period. If during the transition period the Fund’s assets decline and the Fund underperforms its benchmark, the new management fee could be higher than the amount NFA would have been entitled to collect under the previous performance-based fee structure. If this occurs during the transition period, NFA will reimburse the Fund by the amount of the difference between the new management fee and the amount it would have been entitled to collect under the previous fee structure. Under no circumstances, during the transition period, was the

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

management fee under the new fee structure to exceed what NFA would have received under the old structure assuming maximum penalty for underperformance. The eighteen-month transition period is scheduled to expire October 31, 2010.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadviser $114,399 for the year ended December 31, 2009.

Effective May 1, 2009, the Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding 0.93% (1.15% until April 30, 2009) for all share classes of the Fund until at least April 30, 2010.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. As of December 31, 2009, the Fund had no potential cumulative reimbursement.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services

20 Annual Report 2009

to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II and Class III of the Fund. For the year ended December 31, 2009, NFS received $44,972 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $366.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class II and Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class II and Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class II and Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class II and Class III shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amounts of:

Class	Amount

Class III	$579

For the year ended December 31, 2008, the Fund had contributions to capital due to the collection of redemption fees in the amount of:

Class	Amount

Class III	$4,940

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $62,526,941 and sales of $69,671,456 (excluding short-term securities).

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

8. Other

On December 2, 2009, the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) approved a Plan of Reorganization between the NVIT U.S. Growth Leaders Fund and the NVIT Multi-Manager Large Cap Growth Fund, each a series of the Trust, whereby, pending shareholder approval by the NVIT U.S. Growth Leaders Fund, the NVIT U.S. Growth Leaders Fund would be merged into the NVIT Multi-Manager Large Cap Growth Fund.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$—	$—	$—	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of Capital	Total Distributions
Ordinary Income	Capital Gains	Distributions	Distributions	Paid

$8,843,845	$881,335	$9,725,180	$—	$9,725,180

Amounts designated as “—” are zero or have been rounded to zero.

22 Annual Report 2009

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized	Total
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Accumulated
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	Earnings (Deficit)

$—	$—	$—	$—	$(16,572,015)	$3,802,756	$(12,769,259)

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to wash sales and adjustments for passive foreign investment companies.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$27,284,009	$3,985,488	$(182,732)	$3,802,756

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contributions:

Amount	Expires

$8,529,161	2016

$8,042,854	2017

10. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

2009 Annual Report 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT U.S. Growth Leaders Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

24 Annual Report 2009

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

2009 Annual Report 25

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

26 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

2009 Annual Report 27

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

28 Annual Report 2009

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2009 Annual Report 29

Oppenheimer NVIT Large Cap Growth Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statement of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information

25	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-LCG (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Growth investing involves buying stocks that have relatively high prices in relation to their earnings. Because of these higher valuations, investing in growth stocks may be more risky than investing in companies with more modest growth expectations. Growth stocks also may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. During periods of growth stock underperformance, the Fund may underperform other funds that use different investing styles.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

2 Annual Report 2009

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. NISC is not an affiliate of OppenheimerFunds, Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of OppenheimerFunds, Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

Oppenheimer NVIT Large Cap Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the period from April 1, 2009, through December 31, 2009, the Oppenheimer NVIT Large Cap Growth Fund (Class II at NAV) returned 43.29% versus 43.10% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Large-Cap Growth Funds (consisting of 231 funds as of December 31, 2009) was 42.51%. Lipper provides returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Lipper peer category is from March 31, 2009, through December 31, 2009.

What areas of investment provided the most positive relative returns for the Fund?

Positive contributors to Fund performance during the reporting period included Fund positions within the information technology, consumer staples, energy and telecommunications services sectors. Within the information technology sector, Fund holdings in Research In Motion Ltd., Google Inc., NVIDIA Corp., NetApp, Inc. and Broadcom Corp. were among the top-performing securities for the Fund. The Fund’s underweight position in consumer staples drove relative Fund performance, while strong stock selection in the energy sector propelled Fund returns. Within the telecommunications services sector, Fund positions in Crown Castle International Corp. and NII Holdings, Inc. benefited the Fund.

What areas of investment detracted from Fund performance?

Detractors from Fund performance included underperformance relative to the benchmark index within the materials and industrials sectors. The Fund’s overweight to materials hurt relative Fund results, because the sector’s performance within the benchmark index was relatively weak. The Fund’s stock selection within materials also proved to be a detractor from relative Fund performance; in particular, top-ten Fund holding Monsanto Co. was a drag on Fund results due to the underperformance of the company’s stock during the volatile reporting period. The Fund’s underweight in the industrials sector hurt relative Fund performance; industrials posted the third-best performance among the sectors in the benchmark index. The Fund’s overweight in holding Lockheed Martin Corp. hurt relative Fund results, because the company’s stock performance lagged.

What is your outlook for the near term?

Despite the strong equity market gains in the second half of the reporting period, an attitude of wariness persists about the condition of the economic landscape for 2010. As the market recovers, we believe our focus on well-established, higher-quality growth companies should provide both upside participation and a degree of downside protection. Although growth stocks have not yet returned to favor, we believe that we are in the early period of a longer cycle that may favor growth companies and are confident in the prospects for the Fund’s investment strategy.

Subadviser:
OppenheimerFunds, Inc.

Portfolio Manager:
Marc L. Baylin, CFA

2009 Annual Report 5

Fund Performance	Oppenheimer NVIT Large Cap Growth Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

Inception[2]

Class I	43.53%

Class II	43.29%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 25, 2009.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class I	1.01%	0.65%

Class II	1.26%	0.90%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Oppenheimer NVIT Large Cap Growth Fund versus performance of the Russell 1000 Growth Index(a), and the Consumer Price Index (CPI)(b). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and includes those Russell 1000 companies that have been identified as having higher price-to-book ratios and higher forecasted growth values.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	Oppenheimer NVIT Large Cap Growth Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Oppenheimer NVIT Large Cap Growth Fund			07/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class I Shares	Actual		1,000.00	1,223.00	3.64	0.65
	Hypothetical	[b]	1,000.00	1,021.93	3.31	0.90

Class II Shares	Actual		1,000.00	1,222.00	5.04	0.90
	Hypothetical	[b]	1,000.00	1,020.67	4.58	0.90

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	Oppenheimer NVIT Large Cap Growth Fund
December 31, 2009

Asset Allocation

Common Stocks	96.3%
Mutual Fund	3.9%
Liabilities in excess of other assets	(0	.2)%

	100.0%

Top Industries†

Computers & Peripherals	6.9%
Communications Equipment	5.9%
Software	5.6%
Internet Software & Services	5.5%
Information Technology Services	5.3%
Oil, Gas & Consumable Fuels	4.8%
Semiconductors & Semiconductor Equipment	4.5%
Chemicals	4.3%
Biotechnology	3.8%
Capital Markets	3.7%
Other Industries	49.7%

100.0%

Top Holdings†

Google, Inc., Class A	4.2%
Invesco AIM Liquid Assets Portfolio	3.9%
QUALCOMM, Inc.	3.2%
Apple, Inc.	2.7%
Hewlett-Packard Co.	2.4%
Visa, Inc., Class A	2.1%
Monsanto Co.	2.0%
Baxter International, Inc.	1.9%
MasterCard, Inc., Class A	1.9%
Occidental Petroleum Corp.	1.9%
Other Holdings	73.8%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

Oppenheimer NVIT Large Cap Growth Fund

Common Stocks 96.3%

	Shares	Market Value

Aerospace & Defense 2.1%
General Dynamics Corp.	715	$48,742
Goodrich Corp.	730	46,902
Lockheed Martin Corp.	1,160	87,406

		183,050

Beverages 1.7%
PepsiCo, Inc.	2,450	148,960

Biotechnology 3.8%
Amgen, Inc.*	1,275	72,127
Celgene Corp.*	1,940	108,019
Gilead Sciences, Inc.*	2,630	113,826
Vertex Pharmaceuticals, Inc.*	935	40,065

		334,037

Capital Markets 3.7%
Charles Schwab Corp. (The)	3,980	74,904
Credit Suisse Group AG(a)	1,692	83,824
Goldman Sachs Group, Inc. (The)	560	94,550
Julius Baer Group Ltd.	951	33,445
T. Rowe Price Group, Inc.	685	36,476

		323,199

Chemicals 4.3%
Monsanto Co.	2,120	173,310
Potash Corp. of Saskatchewan, Inc.	815	88,427
Praxair, Inc.	1,360	109,222

		370,959

Commercial Banks 0.6%
Wells Fargo & Co.	2,015	54,385

Communications Equipment 5.9%
F5 Networks, Inc.*	845	44,768
Juniper Networks, Inc.*	2,705	72,142
QUALCOMM, Inc.	6,040	279,410
Research In Motion Ltd.*	1,775	119,884

		516,204

Computers & Peripherals 6.9%
Apple, Inc.*	1,135	239,326
Dell, Inc.*	4,270	61,317
Hewlett-Packard Co.	4,105	211,449
NetApp, Inc.*	2,685	92,337

		604,429

Construction & Engineering 0.5%
Quanta Services, Inc.*	2,140	44,598

Diversified Consumer Services 1.0%
Apollo Group, Inc., Class A*	1,500	90,870

Diversified Financial Services 3.4%
BM&F Bovespa SA	9,235	64,979
IntercontinentalExchange, Inc.*	1,070	120,161
JPMorgan Chase & Co.	1,290	53,754
MSCI, Inc., Class A*	1,685	53,583

		292,477

Electrical Equipment 1.9%
ABB Ltd.* (a)	5,818	112,109
First Solar, Inc.*	370	50,098

		162,207

Electronic Equipment, Instruments & Components 0.5%
Corning, Inc.	2,205	42,579

Energy Equipment & Services 3.1%
Cameron International Corp.*	1,660	69,388
Halliburton Co.	2,630	79,137
Schlumberger Ltd.	1,815	118,138

		266,663

Food & Staples Retailing 1.9%
Walgreen Co.	1,050	38,556
Wal-Mart Stores, Inc.	2,410	128,815

		167,371

Food Products 2.9%
Cadbury PLC (a)	5,245	67,438
Nestle SA (a)	3,315	160,889
Unilever NV CVA (a)	660	21,481

		249,808

Health Care Equipment & Supplies 3.7%
Baxter International, Inc.	2,870	168,412
DENTSPLY International, Inc.	1,800	63,306
St. Jude Medical, Inc.*	950	34,941
Stryker Corp.	1,035	52,133

		318,792

Health Care Providers & Services 3.3%
Express Scripts, Inc.*	1,740	150,423
Henry Schein, Inc.*	1,085	57,071
Medco Health Solutions, Inc.*	1,190	76,053

		283,547

Hotels, Restaurants & Leisure 0.6%
McDonald’s Corp.	810	50,576

Household Products 0.9%
Colgate-Palmolive Co.	940	77,221

Information Technology Services 5.3%
Accenture PLC, Class A	1,555	64,533
MasterCard, Inc., Class A	645	165,107

2009 Annual Report 9

Statement of Investments (Continued)
December 31, 2009

Oppenheimer NVIT Large Cap Growth Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Information Technology Services (continued)

Visa, Inc., Class A	2,120	$185,415
Western Union Co.	2,365	44,580

		459,635

Internet & Catalog Retail 1.1%
Amazon.com, Inc.*	744	100,083

Internet Software & Services 5.5%
eBay, Inc.*	4,785	112,639
Google, Inc., Class A*	585	362,688

		475,327

Life Sciences Tools & Services 1.7%
Illumina, Inc.*	1,160	35,554
Thermo Fisher Scientific, Inc.*	2,355	112,310

		147,864

Machinery 0.6%
Joy Global, Inc.	1,030	53,138

Media 2.4%
Cablevision Systems Corp., Class A	3,505	90,499
McGraw-Hill Cos., Inc. (The)	1,665	55,794
Walt Disney Co. (The)	1,970	63,533

		209,826

Metals & Mining 0.5%
Xstrata PLC* (a)	2,280	40,666

Oil, Gas & Consumable Fuels 4.8%
Apache Corp.	850	87,695
Cobalt International Energy, Inc.*	1,730	23,943
EOG Resources, Inc.	370	36,001
Occidental Petroleum Corp.	1,995	162,293
Range Resources Corp.	1,235	61,565
Southwestern Energy Co.*	990	47,718

		419,215

Pharmaceuticals 3.2%
Allergan, Inc.	1,575	99,241
Novo Nordisk AS, Class B (a)	740	47,243
Roche Holding AG (a)	473	80,889
Shire PLC (a)	2,730	53,344

		280,717

Professional Services 0.3%
Verisk Analytics, Inc., Class A*	875	26,495

Real Estate Management & Development 0.5%
Jones Lang LaSalle, Inc.	770	46,508

Road & Rail 0.3%
Union Pacific Corp.	435	27,797

Semiconductors & Semiconductor Equipment 4.5%
Broadcom Corp., Class A*	3,290	103,470
MEMC Electronic Materials, Inc.*	4,535	61,767
NVIDIA Corp.*	7,345	137,205
Texas Instruments, Inc.	3,525	91,861

		394,303

Software 5.6%
Adobe Systems, Inc.*	3,485	128,178
Microsoft Corp.	3,835	116,929
Nintendo Co. Ltd. (a)	200	47,767
Oracle Corp.	5,800	142,332
Salesforce.com, Inc.*	715	52,746

		487,952

Specialty Retail 1.4%
Bed Bath & Beyond, Inc.*	1,315	50,798
Staples, Inc.	2,815	69,221

		120,019

Textiles, Apparel & Luxury Goods 2.6%
Coach, Inc.	3,080	112,513
NIKE, Inc., Class B	930	61,445
Polo Ralph Lauren Corp.	635	51,422

		225,380

Tobacco 0.9%
Philip Morris International, Inc.	1,555	74,935

Wireless Telecommunication Services 2.4%
Crown Castle International Corp.*	3,075	120,048
NII Holdings, Inc.*	2,595	87,140

		207,188

Total Common Stocks (cost $7,015,790)		8,378,980

Mutual Fund 3.9%
Money Market Fund 3.9%
Invesco AIM Liquid Assets Portfolio, 0.18% (b)	337,488	337,488

Total Mutual Fund (cost $337,488)		337,488

Total Investments (cost $7,353,278) (c) — 100.2%		8,716,468

Liabilities in excess of other assets — (0.2%)		(20,705)

NET ASSETS — 100.0%		$8,695,763

10 Annual Report 2009

Statement of Investments (Continued)
December 31, 2009

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	Represents 7-day effective yield as of December 31, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AG	Stock Corporation

AS	Stock Corporation

CVA	Dutch Certificate

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statement of Assets and Liabilities
December 31, 2009

Oppenheimer NVIT
Large Cap Growth Fund

Assets:
Investments, at value (cost $7,353,278)	$8,716,468
Interest and dividends receivable	6,559
Receivable for investments sold	49,231
Receivable for capital shares issued	15,118
Prepaid expenses and other assets	10,995

Total Assets	8,798,371

Liabilities:
Payable for investments purchased	82,779
Payable for capital shares redeemed	73
Accrued expenses and other payables:
Investment advisory fees	3,552
Fund administration fees	299
Distribution fees	331
Administrative services fees	5,564
Accounting and transfer agent fees	3,922
Trustee fees	57
Custodian fees	26
Compliance program costs (Note 3)	64
Professional fees	222
Printing fees	5,423
Other	296

Total Liabilities	102,608

Net Assets	$8,695,763

Represented by:
Capital	$7,251,850
Undistributed net investment income	255
Accumulated net realized gains from investment	80,468
Net unrealized appreciation/(depreciation) from investments	1,363,190

Net Assets	$8,695,763

Net Assets:
Class I Shares	$7,000,118
Class II Shares	1,695,645

Total	$8,695,763

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	497,275
Class II Shares	120,538

Total	617,813

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$14.08
Class II Shares	$14.07

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statement of Operations
For the Period Ended December 31, 2009

Oppenheimer NVIT
Large Cap Growth Fund (a)

INVESTMENT INCOME:
Interest income	$236
Dividend income	35,738
Foreign tax withholding	(1,034)

Total Income	34,940

EXPENSES:
Investment advisory fees	18,548
Fund administration fees	1,580
Distribution fees Class II Shares	960
Administrative services fees Class I Shares	4,988
Administrative services fees Class II Shares	576
Professional fees	6,540
Printing fees	11,659
Trustee fees	107
Custodian fees	256
Accounting and transfer agent fees	10,315
Compliance program costs (Note 3)	69
Other	406

Total expenses before earnings credit and reimbursed expenses	56,004

Earnings credit (Note 4)	(114)
Expenses reimbursed by adviser (Note 3)	(30,715)

Net Expenses	25,175

NET INVESTMENT INCOME	9,765

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	222,341
Net realized gains from foreign currency transactions (Note 2)	2,138

Net realized gains from investments and foreign currency transactions	224,479

Net change in unrealized appreciation/(depreciation) from investments	1,363,190
Net realized/unrealized gains from investments, forward foreign currency contracts and foreign currency translations	1,587,669

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,597,434

(a)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Statement of Changes in Net Assets

Oppenheimer NVIT
Large Cap Growth Fund

Period Ended
December 31, 2009 (a)
Operations:
Net investment income	$9,765
Net realized gains from investments and foreign currency translations	224,479
Net change in unrealized appreciation from investments, forward foreign currency contracts and foreign currency translations	1,363,190

Change in net assets resulting from operations	1,597,434

Distributions to Shareholders From:
Net investment income:
Class I	(11,579)
Class II	(82)
Net realized gains:
Class I	(115,249)
Class II	(26,626)

Change in net assets from shareholder distributions	(153,536)

Change in net assets from capital transactions	7,251,865

Change in net assets	8,695,763

Net Assets:
Beginning of period	–

End of period	$8,695,763

Undistributed net investment income at end of period	$255

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$5,713,467
Dividends reinvested	126,828
Cost of shares redeemed	(169,941)

Total Class I	5,670,354

Class II Shares
Proceeds from shares issued	1,577,115
Dividends reinvested	26,708
Cost of shares redeemed	(22,312)

Total Class II	1,581,511

Change in net assets from capital transactions:	$7,251,865

SHARE TRANSACTIONS:
Class I Shares
Issued	500,876
Reinvested	9,168
Redeemed	(12,769)

Total Class I Shares	497,275

Class II Shares
Issued	120,374
Reinvested	1,917
Redeemed	(1,753)

Total Class II Shares	120,538

Total change in shares	617,813

(a)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Oppenheimer NVIT Large Cap Growth Fund

		Operations			Distributions					Ratios / Supplemental Data

Ratio of
			Net Realized									Ratio of Net	Expenses
	Net Asset		and								Ratio of	Investment	(Prior to
	Value,	Net	Unrealized	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	Gains from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Net Assets (b)(c)	Turnover (d)

Class I Shares
Period Ended December 31, 2009 (e)(f)	$10.00	0.03	4.32	4.35	(0.03)	(0.24)	(0.27)	$14.08	43.53%	$7,000,118	0.65%	0.29%	1.44%	29.72%

Class II Shares
Period Ended December 31, 2009 (e)(f)	$10.00	–	4.33	4.33	(0.02)	(0.24)	(0.26)	$14.07	43.29%	$1,695,645	0.89%	0.02%	1.94%	29.72%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Oppenheimer NVIT Large Cap Growth Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

16 Annual Report 2009

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$7,651,366	$727,614	$—	$8,378,980

Mutual Fund	337,488	—	—	337,488

Total	$7,988,854	$727,614	$—	$8,716,468

Amounts designated as “—” are zero or have been rounded to zero.

*  See Statement of Investments for identification of securities by type and industry classification.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund translates foreign currency transactions into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates

2009 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2009

from those resulting from fluctuations in market prices of securities. The fluctuations are included in the net realized and unrealized gain or loss shown on the Statement of Operations.

(c)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty. As of December 31, 2009, the Fund did not hold any repurchase agreements.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported a return of capital distribution.

(f)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts

18 Annual Report 2009

could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser of the Fund. Oppenheimer Funds, Inc. is the subadviser for the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets of 0.50% across all classes of the Fund.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadviser $9,274 for the period ended December 31, 2009.

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding 0.50% across all share classes until at least April 30, 2010.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

As of December 31, 2009, the cumulative potential reimbursements, listed by the period in which NFA waived or reimbursed fees or expenses to the Fund, are:

Period Ended
December 31, 2009 (a)
Amount

$30,715

(a)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and services to the Fund. NFM has entered into and agreement with a third party service provider to provide sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the period ended December 31, 2009, NFS received $5,564 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the period ended December 31, 2009, the Fund’s portion of such costs amounted to $69.

20 Annual Report 2009

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25% for Class II of the Fund.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the period ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

For the period ended December 31, 2009, the Fund had purchases of $8,184,021 and sales of $1,388,995 (excluding short-term securities).

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

8. Federal Tax Information

The tax character of distributions paid during the period ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$153,536	$—	$153,536	$—	$153,536

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized	Total
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Accumulated
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	Earnings (Deficit)

$82,187	$—	$82,187	$—	$—	$1,361,726	$1,443,913

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$7,354,742	$1,398,897	$(37,171)	$1,361,726

9. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

22 Annual Report 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer NVIT Large Cap Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009 and the results of its operations, the changes in its net assets and the financial highlights for the period March 25, 2009 (commencement of operations) through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

2009 Annual Report 23

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable Period ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 13.10%.

24 Annual Report 2009

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

2009 Annual Report 25

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

26 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

2009 Annual Report 27

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

28 Annual Report 2009

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2009 Annual Report 29

Templeton NVIT International Value Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statement of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Supplemental Information

26	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes and the Funds make the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-IV (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder:

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President and CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. This can cause the Fund to underperform other funds that use different investing styles.

Small- and mid-sized company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

The Fund may purchase securities in derivatives, which can be very volatile and carry high transaction costs.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to

2 Annual Report 2009

measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of AllianceBernstein L.P. or JPMorgan Investment Management Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of AllianceBernstein L.P. or JPMorgan Investment Management Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

Templeton NVIT International Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the period from April 1, 2009, through December 31, 2009, the Templeton NVIT International Value Fund (Class III at NAV) returned 41.16% versus 53.12% for its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of International Value Funds (consisting of 64 funds as of December 31, 2009) was 54.55%. Lipper provides returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the Lipper peer category is from March 31, 2009, through December 31, 2009.

What areas of investment provided the most positive relative returns for the Fund?

Several sectors and countries boosted the Fund’s relative performance during the reporting period. The Fund’s underweighting in the utilities sector was a major contributor to Fund performance. We believe this regulated sector’s valuation characteristics and anemic growth profile made it less appealing to investors, and its defensiveness was out of step with the 2009 risk rally.

As economic indicators recovered, Fund holdings in industrials stocks outperformed, led by holdings in the United Kingdom’s Rolls-Royce plc and Sweden’s Atlas Copco AB, the world’s largest maker of air compressors. In spite of the Fund’s underweighted allocation to financials – a sector still fraught with balance sheet and regulatory risk – the Fund’s selective holdings in international insurers and Asian-oriented banks helped Fund performance; these holdings were among resurgent financials names during the reporting period.

The Fund’s Asian holdings led regional performance in comparison to the benchmark index; the Fund was significantly underweight in the bureaucratic Japanese market. The Fund’s overweight exposure to certain European countries also contributed to Fund returns.

During the reporting period, the U.S. dollar depreciated against most foreign currencies, which also helped Fund performance because investments in securities with non-U.S. currency exposure gained value as the dollar fell.

What areas of investment detracted from Fund performance?

The Fund underperformed its benchmark index for the reporting period. The Fund’s underweight allocations to emerging markets and materials stocks proved to be major detractors from relative Fund performance for the reporting period. The emerging markets sector’s sensitivity to global economic reflation efforts helped make materials a top performer during the reporting period, and the Fund’s underweight position significantly detracted from relative Fund performance. The Fund’s overweight position in the fundamentally sound health-care sector, an area in which valuations remained near 15-year lows, also detracted from Fund performance, because the market favored stocks that were more leveraged into an economic recovery scenario. The Fund’s underweight positions in commodities-correlated markets such as Canada, Australia and Brazil, and the Fund’s preference for better-capitalized equities also hurt Fund performance in a period when economically sensitive and emerging-market stocks rallied. The Fund’s stock selection in mature French and German markets also detracted from Fund returns, despite the leadership of these economies in pulling the eurozone out of recession in the latter half of the reporting period.

What is your outlook for the near term?

We believe long-term growth opportunities exist among both developing-market companies and developed-market companies with growing global operations. Despite a prodigious rally, the valuations of higher-quality stocks relative to lower-quality stocks remain near trough levels, creating what we believe to be discounted entry points into the investments that we think are likely to survive an uncertain recovery as well as thrive in a more discriminating market environment.

Subadviser:
Templeton Investment Counsel, LLC

Portfolio Managers:
Antonio T. Docal, CFA; Gary P. Motyl, CFA; and Peter Nori, CFA

2009 Annual Report 5

Fund Performance	Templeton NVIT International Value Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

Inception[2]

Class III	41.16%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 25, 2009.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class III	1.17%	1.02%

*	Current effective prospectus. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class III shares of the Templeton NVIT International Value Fund versus performance of the Morgan Stanley Capital International All Country World ex U.S. Index (MSCI AC World ex U.S. Index)(a), and the Consumer Price Index (CPI)(b). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The MSCI AC World ex U.S. Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in companies in all countries except the United States.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	Templeton NVIT International Value Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Templeton NVIT International Value Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class III Shares	Actual		1,000.00	1,186.70	5.57	1.01
	Hypothetical	[b]	1,000.00	1,020.11	5.14	1.01

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	Templeton NVIT International Value Fund
December 31, 2009

Asset Allocation

Common Stocks	92.4%
Mutual Fund	6.1%
Other assets in excess of liabilities	1.5%

100.0%

Top Industries†

Oil, Gas & Consumable Fuels	10.9%
Commercial Banks	10.3%
Diversified Telecommunication Services	9.7%
Pharmaceuticals	8.1%
Insurance	5.1%
Industrial Conglomerates	4.7%
Semiconductors & Semiconductor Equipment	4.4%
Food Products	4.3%
Aerospace & Defense	4.1%
Media	3.4%
Other Industries	35.0%

100.0%

Top Holdings†

Aim Liquid Assets Portfolio	6.2%
Novartis AG	2.2%
Nestle SA	2.2%
Telefonica SA	2.1%
Unilever NV , CVA	2.1%
DBS Group Holdings Ltd.	2.1%
Sanofi-Aventis SA	2.0%
Samsung Electronics Co., Ltd. , GDR	2.0%
Rolls-Royce Group PLC	2.0%
GlaxoSmithKline PLC	1.9%
Other Holdings	75.2%

100.0%

Top Countries†

United Kingdom	16.6%
Germany	12.6%
France	10.4%
Switzerland	9.2%
Netherlands	8.6%
United States	6.2%
Spain	4.5%
Sweden	3.6%
Hong Kong	3.3%
Singapore	3.2%
Other Countries	21.8%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

Templeton NVIT International Value Fund

Common Stocks 92.4%

	Shares	Market Value

AUSTRIA 0.7%
Diversified Telecommunication Services 0.7%
Telekom Austria AG (a)	172,610	$2,463,959

BRAZIL 3.0%
Aerospace & Defense 0.9%
Empresa Brasileira de Aeronautica SA ADR	134,460	2,972,911

Metals & Mining 0.5%
Vale SA ADR	67,360	1,671,875

Oil, Gas & Consumable Fuels 1.6%
Petroleo Brasileiro SA ADR	125,870	5,335,629

		9,980,415

CANADA 0.9%
Oil, Gas & Consumable Fuels 0.9%
Husky Energy, Inc.	103,000	2,962,413

CHINA 0.9%
Diversified Telecommunication Services 0.9%
China Telecom Corp., Ltd., H Shares, Class H (a)	7,116,000	2,942,586

DENMARK 0.0%
Electrical Equipment 0.0%
Vestas Wind Systems AS* (a)	700	42,618

FRANCE 10.3%
Auto Components 1.4%
Compagnie Generale des Etablissements Michelin, Class B (a)	61,800	4,733,193

Diversified Telecommunication Services 1.9%
France Telecom SA (a)	248,920	6,220,084

Hotels, Restaurants & Leisure 0.5%
Accor SA (a)	29,980	1,640,570

Insurance 1.3%
AXA SA (a)	182,314	4,280,550

Media 1.0%
Vivendi SA (a)	115,860	3,438,695

Multi-Utilities 0.8%
GDF Suez (a)	58,930	2,552,910

Oil, Gas & Consumable Fuels 1.4%
Total SA (a)	69,290	4,450,495

Pharmaceuticals 2.0%
Sanofi-Aventis SA (a)	83,180	6,541,515

		33,858,012

GERMANY 12.4%
Air Freight & Logistics 1.4%
Deutsche Post AG (a)	231,460	4,473,385

Automobiles 1.5%
Bayerische Motoren Werke AG (a)	107,430	4,890,462

Electric Utilities 1.7%
E.ON AG (a)	133,520	5,604,381

Health Care Providers & Services 1.1%
Celesio AG (a)	142,120	3,598,534

Industrial Conglomerates 1.8%
Siemens AG (a)	63,550	5,832,043

Insurance 1.4%
Muenchener Rueckversicherungs AG (a)	30,020	4,675,910

Pharmaceuticals 1.1%
Merck KGaA (a)	40,300	3,778,844

Semiconductors & Semiconductor Equipment 0.9%
Infineon Technologies AG* (a)	529,580	2,946,258

Software 1.5%
SAP AG (a)	105,130	5,011,880

		40,811,697

HONG KONG 3.3%
Industrial Conglomerates 0.5%
Hutchison Whampoa Ltd. (a)	240,000	1,642,046

Real Estate Management & Development 1.6%
Cheung Kong Holdings Ltd. (a)	158,000	2,030,328
Swire Pacific Ltd., Class A (a)	277,000	3,349,863

		5,380,191

Wireless Telecommunication Services 1.2%
China Mobile Ltd. (a)	406,500	3,782,283

		10,804,520

INDIA 1.2%
Commercial Banks 1.2%
ICICI Bank Ltd. ADR	104,940	3,957,287

ITALY 2.8%
Commercial Banks 1.6%
Intesa Sanpaolo SpA* (a)	776,729	3,495,300
UniCredit SpA* (a)	557,104	1,862,823

		5,358,123

Oil, Gas & Consumable Fuels 1.2%
ENI SpA (a)	147,487	3,755,876

		9,113,999

JAPAN 2.7%
Commercial Banks 0.8%
Mitsubishi UFJ Financial Group, Inc. (a)	500,900	2,467,326

Electronic Equipment, Instruments & Components 0.6%
FUJIFILM Holdings Corp. (a)	64,200	1,938,883

Household Durables 0.5%
Sony Corp. (a)	55,100	1,601,855

2009 Annual Report 9

Statement of Investments (Continued)
December 31, 2009

Templeton NVIT International Value Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

JAPAN (continued)

Software 0.8%
Nintendo Co. Ltd. (a)	11,600	$2,770,509

		8,778,573

NETHERLANDS 8.5%
Chemicals 0.8%
Akzo Nobel NV (a)	39,890	2,645,303

Diversified Financial Services 1.4%
ING Groep NV CVA* (a)	488,166	4,701,230

Energy Equipment & Services 0.0%
SBM Offshore NV (a)	3,292	64,589

Food Products 2.1%
Unilever NV CVA	60	1,940
Unilever NV CVA (a)	209,600	6,821,812

		6,823,752
Industrial Conglomerates 1.7%
Koninklijke Philips Electronics NV (a)	193,190	5,710,570

Oil, Gas & Consumable Fuels 1.7%
Royal Dutch Shell PLC ADR	93,650	5,443,875

Professional Services 0.8%
Randstad Holding NV* (a)	52,090	2,591,862

		27,981,181

NORWAY 2.6%
Diversified Telecommunication Services 1.6%
Telenor ASA* (a)	375,870	5,250,790

Oil, Gas & Consumable Fuels 1.0%
StatoilHydro ASA (a)	137,910	3,439,424

		8,690,214

PORTUGAL 1.3%
Diversified Telecommunication Services 1.3%
Portugal Telecom SGPS SA (a)	362,080	4,418,135

REPUBLIC OF KOREA 3.1%
Commercial Banks 1.1%
KB Financial Group, Inc. ADR	72,775	3,700,609

Semiconductors & Semiconductor Equipment 2.0%
Samsung Electronics Co., Ltd. GDR(a)(b)	18,700	6,506,049

		10,206,658

SINGAPORE 3.1%
Commercial Banks 2.0%
DBS Group Holdings Ltd. (a)	619,000	6,729,137

Diversified Telecommunication Services 1.1%
Singapore Telecommunications Ltd. (a)	1,594,000	3,510,970

		10,240,107

SPAIN 4.4%
Commercial Banks 0.0%
Banco Santander SA (a)	6,312	104,304

Diversified Telecommunication Services 2.1%
Telefonica SA (a)	244,173	6,834,173

Electric Utilities 1.1%
Iberdrola SA (a)	379,112	3,632,941

Oil, Gas & Consumable Fuels 1.2%
Repsol YPF SA (a)	151,975	4,078,190

		14,649,608

SWEDEN 3.6%
Commercial Banks 1.1%
Nordea Bank AB (a)	366,360	3,720,622

Communications Equipment 1.0%
Telefonaktiebolaget LM Ericsson, Class B (a)	345,190	3,177,837

Machinery 1.5%
Atlas Copco AB, Class A (a)	333,160	4,897,408

		11,795,867

SWITZERLAND 9.1%
Capital Markets 0.6%
UBS AG*	137,790	2,137,123

Food Products 2.1%
Nestle SA (a)	145,010	7,037,862

Insurance 1.3%
Swiss Reinsurance Co., Ltd. (a)	90,750	4,347,347

Life Sciences Tools & Services 0.9%
Lonza Group AG (a)	41,380	2,915,595

Pharmaceuticals 2.9%
Novartis AG (a)	129,440	7,068,620
Roche Holding AG (a)	15,110	2,584,005

		9,652,625

Professional Services 1.2%
Adecco SA (a)	70,690	3,899,612

		29,990,164

TAIWAN 2.2%
Computers & Peripherals 0.7%
Compal Electronics, Inc. GDR* (b)	325,117	2,254,007

Semiconductors & Semiconductor Equipment 1.5%
Taiwan Semiconductor Manufacturing Co., Ltd.* (a)	2,431,214	4,900,050

		7,154,057

10 Annual Report 2009

Common Stocks (continued)
	Shares	Market Value

UNITED KINGDOM 16.3%
Aerospace & Defense 3.2%
BAE Systems PLC (a)	685,020	$3,964,681
Rolls-Royce Group PLC* (a)	820,290	6,387,951
Rolls-Royce Group PLC, Class C* (a)	49,217,400	79,496

		10,432,128

Airlines 0.7%
British Airways PLC* (a)	739,690	2,224,723

Commercial Banks 2.3%
HSBC Holdings PLC (a)	337,200	3,835,629
Standard Chartered PLC (a)	146,860	3,707,616

		7,543,245

Industrial Conglomerates 0.6%
Smiths Group PLC (a)	120,520	1,964,709

Insurance 1.0%
Aviva PLC (a)	495,940	3,154,750

Media 2.3%
British Sky Broadcasting Group PLC (a)	372,580	3,365,448
Pearson PLC (a)	285,800	4,097,795

		7,463,243

Multiline Retail 0.6%
Marks & Spencer Group PLC (a)	282,390	1,824,511

Oil, Gas & Consumable Fuels 1.8%
BP PLC (a)	597,320	5,767,832

Pharmaceuticals 1.9%
GlaxoSmithKline PLC (a)	293,410	6,222,025

Specialty Retail 0.7%
Kingfisher PLC (a)	626,550	2,306,463

Wireless Telecommunication Services 1.5%
Vodafone Group PLC (a)	2,097,670	4,857,603

		53,761,232

Total Common Stocks (cost $245,464,937)		304,603,302

Mutual Fund 6.1%

	Shares	Market Value

Money Market Fund 6.1%
Invesco AIM Liquid Assets Portfolio, 0.18% (c)	20,122,627	20,122,627

Total Mutual Fund (cost $20,122,627)		20,122,627

Total Investments (cost $265,587,564) (d) — 98.5%		324,725,929

Other assets in excess of liabilities — 1.5%		4,815,566

NET ASSETS — 100.0%		$329,541,495

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2009 was $8,760,056 which represents 2.66% of net assets.

(c)	Represents 7-day effective yield as of December 31, 2009.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

AS	Stock Corporation

ASA	Stock Corporation

CVA	Dutch Certificate

GDR	Global Depositary Receipt

KGaA	Limited Partnership with shares

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

SA	Stock Company

SGPS	Holding Enterprise

SpA	Limited Share Company

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statement of Assets and Liabilities
December 31, 2009

Templeton NVIT
International Value
Fund

Assets:
Investments, at value (cost $265,587,564)	$324,725,929
Foreign currencies, at value (cost $64,873)	64,873
Interest and dividends receivable	532,989
Receivable for investments sold	4,870,804
Receivable for capital shares issued	30,015
Reclaims receivable	65,409

Total Assets	330,290,019

Liabilities:
Payable for investments purchased	148,789
Payable for capital shares redeemed	25,142
Cash overdraft (Note 2)	63,610
Accrued expenses and other payables:
Investment advisory fees	215,461
Fund administration fees	11,928
Administrative services fees	230,493
Accounting and transfer agent fees	6,297
Trustee fees	3,124
Custodian fees	1,737
Compliance program costs (Note 3)	2,789
Professional fees	12,310
Printing fees	11,844
Other	15,000

Total Liabilities	748,524

Net Assets	$329,541,495

Represented by:
Capital	$265,316,894
Accumulated undistributed net investment income	60,349
Accumulated net realized gains from investment	5,035,287
Net unrealized appreciation/(depreciation) from investments	59,138,365
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(9,400)

Net Assets	$329,541,495

Net Assets:
Class III Shares	$329,541,495

Total	$329,541,495

Shares Outstanding (unlimited number of shares authorized):
Class III Shares	23,700,483

Total	23,700,483

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class III Shares	$13.90

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statement of Operations
For the Period Ended December 31, 2009

Templeton NVIT
International Value
Fund(a)

INVESTMENT INCOME:
Interest income	$9,503
Dividend income	3,232,108
Foreign tax withholding	(223,190)

Total Income	3,018,421

EXPENSES:
Investment advisory fees	1,156,138
Fund administration fees	63,093
Administrative services fees Class III Shares	230,493
Professional fees	37,608
Printing fees	24,288
Trustee fees	5,306
Custodian fees	6,724
Accounting and transfer agent fees	15,106
Compliance program costs (Note 3)	2,799
Other	17,332

Total expenses before earnings credit	1,558,887

Earnings credit (Note 5)	(3,043)
Net Expenses	1,555,844

NET INVESTMENT INCOME	1,462,577

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	5,584,991
Net realized losses from foreign currency transactions (Note 2)	(309,902)

Net realized gains from investments and foreign currency translations	5,275,089

Net change in unrealized appreciation/(depreciation) from investments	59,138,365
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(9,400)

Net change in unrealized appreciation/(depreciation) from investments and translations of assets and liabilities denominated in foreign currencies	59,128,965

Net realized/unrealized gains from investments and foreign currency translations	64,404,054

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$65,866,631

(a)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Statement of Changes in Net Assets

Templeton NVIT
International Value
Fund

Period Ended
December 31, 2009 (a)
Operations:
Net investment income	$1,462,577
Net realized gains from investment and foreign currency translations	5,275,089
Net change in unrealized appreciation from investments and translation of assets and liabilities denominated in foreign currencies	59,128,965

Change in net assets resulting from operations	65,866,631

Distributions to Shareholders From:
Net investment income:
Class III	(1,092,326)
Net realized gains:
Class III	(549,704)

Change in net assets from shareholder distributions	(1,642,030)

Change in net assets from capital transactions	265,316,894

Change in net assets	329,541,495

Net Assets:
Beginning of period	–

End of period	$329,541,495

Accumulated undistributed net investment income at end of period	$60,349

CAPITAL TRANSACTIONS:
Class III Shares
Proceeds from shares issued	$290,732,950
Dividends reinvested	1,642,030
Cost of shares redeemed (b)	(27,058,086)

Total Class III	265,316,894

Change in net assets from capital transactions:	$265,316,894

SHARE TRANSACTIONS:
Class III Shares
Issued	25,634,190
Reinvested	121,443
Redeemed	(2,055,150)

Total Class III Shares	23,700,483

Total change in shares	23,700,483

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

(b)	Includes redemption fees — see note 4 to financial statements.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Templeton NVIT International Value Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized									Ratio of Net	Ratio of Expenses
	Net Asset		and								Ratio of	Investment	(Prior to
	Value,	Net	Unrealized		Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	Gains from	Total from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)	Period	Net Assets (b)	Net Assets (b)	Net Assets (b)	Turnover

Class III Shares
Period Ended December 31, 2009 (c)(d)	$10.00	0.10	3.98	4.08	(0.16)	(0.02)	(0.18)	$13.90	41.16%	$329,541,495	1.00%	0.94%	1.00%	13.06%

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.
(c)	Per share calculations were performed using average shares method.

(d)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Templeton NVIT International Value Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Investments held by the money market Funds are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively to maturity of the security.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign

16 Annual Report 2009

security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks	$28,183,662	$276,419,640	$—	$304,603,302

Mutual Fund	20,122,627	—	—	20,122,627

Total	$48,306,289	$276,419,640	$—	$324,725,929

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

2009 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2009

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty. As of December 31, 2009 the Fund did not hold any repurchase agreements.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund translates foreign currency transactions into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. The fluctuations are included in the net realized and unrealized gain or loss shown on the Statement of Operations.

(d)	Cash Overdraft

As of December 31, 2009. the Fund at had an overdrawn balance of $63,610 with its custodian bank, JPMorgan Chase Bank, N.A. To offset the overdraft, JPMorgan Chase Bank, N.A. advanced an amount equal to the over-draft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan Chase Bank, N.A. under the custody agreement. This advance is separate from, and was not made pursuant to, the Credit Agreement discussed in Note 5.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

18 Annual Report 2009

(g)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable year 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. Templeton Investment Counsel, LLC (the “subadviser”) is the subadviser for the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

All assets	0.75%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadviser $614,645 for the period ended December 31, 2009.

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding the 0.87% for the Fund’s Class III Shares until at least April 30, 2010.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class III shares of the Fund.

For the period ended December 31, 2009, NFS received $230,493 in Administrative Services fees from the Fund.

20 Annual Report 2009

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the period ended December 31, 2009, the Fund’s portion of such costs amounted to $2,799.

4. Short-Term Trading Fees

The Fund reserves the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the “contract owner”). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The short-term trading fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be redeemed first.

For the period ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amounts of:

Class	Amount

Class III	$9,991

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the period ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

For the period ended December 31, 2009, the Fund had purchases of $257,304,291 and sales of $21,605,197 (excluding short-term securities).

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk. The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

9. Federal Tax Information

The tax character of distributions paid during the period ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$1,642,030	$—	$1,642,030	$—	$1,642,030

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$5,097,611	$—	$5,097,611	$—	$—	$59,126,990	$64,224,601

Amounts designated as “—” are zero or have been rounded to zero.

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to adjustments for passive foreign investment companies.

22 Annual Report 2009

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$265,587,564	$62,036,436	$(2,898,071)	$59,138,365

10. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

2009 Annual Report 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton NVIT International Value Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009 and the results of its operations, the changes in its net assets and the financial highlights for the period March 25, 2009 (commencement of operations) through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

24 Annual Report 2009

Supplemental Information
(Unaudited)

Other Federal Tax Information

The Fund has derived net income from sources within foreign countries. As of December 31, 2009, the foreign source income for the Fund was $2,325,015 or $0.0981 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2009, the foreign tax credit for the Fund was $223,192 or $0.0094 per outstanding share.

2009 Annual Report 25

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

26 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

2009 Annual Report 27

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

28 Annual Report 2009

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2009 Annual Report 29

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

30 Annual Report 2009

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Van Kampen NVIT Comstock Value Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information

25	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-CVAL (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. This can cause the Fund to underperform other funds that use different investing styles.

Small- and mid-sized company stocks have higher risks than stocks of larger, more established companies and have significant short-term price volatility.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

The Fund may purchase securities in derivatives, which can be very volatile and carry high transaction costs.

Funds that invest in real estate investment trusts (REITs) are subject to greater volatility than that of other mutual funds.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the

2 Annual Report 2009

performance of stocks in developed markets outside the United States and Canada.

Russell 1000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Van Kampen Asset Management.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Van Kampen Asset Management.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

Van Kampen NVIT Comstock Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the Van Kampen NVIT Comstock Value Fund (Class I at NAV) returned 28.55% versus 19.69% for its benchmark, the Russell 1000® Value Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Equity Income Funds (consisting of 66 funds as of December 31, 2009) was 23.06% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s outperformance relative to the benchmark index was broad-based, with seven of the 10 sectors providing positive results for the Fund.

The Fund’s significant overweight in the information technology sector was the largest positive contributor to Fund performance. The Fund benefited from holdings across the sector, including Internet retail, hardware and semiconductors. The Fund’s stock selection and a slight overweight by the Fund in the basic materials sector also bolstered Fund performance. The main contribution to the Fund within the materials sector came from holdings in a paper company that restructured its debt and benefited from synergies following an acquisition.

In the consumer discretionary sector, an area in which the Fund held primarily media stocks during the reporting period, a turnaround in advertising spending propelled gains in the Fund’s holdings. Within the health-care sector, the Fund’s holdings in large-capitalization pharmaceuticals stocks Pfizer Inc. and Merck & Co. also bolstered Fund performance; both companies benefited from acquisitions they made during the reporting period.

What areas of investment detracted from Fund performance?

The Fund was hampered by stock selection within insurance and diversified financials companies; the financials sector represented the single-largest detractor from Fund performance during the reporting period. Some of the best-performing diversified financials companies during the reporting period were among the worst performers in the previous reporting period. We remained cautious about the financial health of many of these companies, however, and began building positions in the Fund only after the credit markets began stabilizing and we had conducted a thorough evaluation of balance sheets.

What is your outlook for the near term?

It is the policy of Van Kampen Asset Management to not include “Outlook” or “Forward Looking” sections in annual report commentaries.

Subadviser:
Van Kampen Asset Management

Portfolio Managers:
Devin Armstrong, CFA; B. Robert Baker Jr.; Kevin C. Holt; Jason S. Leder; and James Warwick

2009 Annual Report 5

Fund Performance	Van Kampen NVIT Comstock Value Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	5 Yr.	10 Yr.

Class I2	28.55%	-0.88%	-1.40%

Class II3	28.27%	-1.18%	-1.60%

Class IV3	28.69%	-0.81%	-1.37%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

[3]	These returns until the creation of the Class II shares (March 28, 2003) and Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II and Class IV shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II and therefore are lower than the annual returns of Class I.

Expense Ratios

Expense
Ratio*

Class I	0.95%

Class II	1.30%

Class IV	0.95%

*	Current effective prospectus. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Van Kampen NVIT Comstock Value Fund versus performance of the Russell 1000 Value Index(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/09. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Russell 1000 Value Index offers investors access to the large-cap value segment of the U.S. equity universe. The Russel 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager’s opportunity set.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	Van Kampen NVIT Comstock Value Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
Van Kampen NVIT			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Comstock Value Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class I Shares	Actual		1,000.00	1,241.60	5.37	0.95
	Hypothetical	[b]	1,000.00	1,020.42	4.84	0.95

Class II Shares	Actual		1,000.00	1,240.40	6.78	1.20
	Hypothetical	[b]	1,000.00	1,019.16	6.11	1.20

Class IV Shares	Actual		1,000.00	1,243.00	5.37	0.95
	Hypothetical	[b]	1,000.00	1,020.42	4.84	0.95

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	Van Kampen NVIT Comstock Value Fund
December 31, 2009

Asset Allocation

Common Stocks	95.8%
Mutual Fund	3.9%
Preferred Stock	0.3%
Other assets in excess of liabilities	0.0%

100.0%

Top Industries†

Media	14.0%
Insurance	10.6%
Pharmaceuticals	10.0%
Oil, Gas & Consumable Fuels	5.6%
Diversified Financial Services	5.4%
Food Products	4.2%
Food & Staples Retailing	3.6%
Internet Software & Services	3.5%
Diversified Telecommunication Services	3.4%
Health Care Providers & Services	3.2%
Other Industries	36.5%

100.0%

Top Holdings†

Chubb Corp.	5.1%
Comcast Corp., Class A	4.2%
Viacom, Inc., Class B	4.1%
Invesco AIM Liquid Assets Portfolio	3.9%
International Paper Co.	2.9%
Pfizer, Inc.	2.8%
eBay, Inc.	2.8%
JPMorgan Chase & Co.	2.5%
Wal-Mart Stores, Inc.	2.4%
Travelers Cos., Inc. (The)	2.2%
Other Holdings	67.1%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

Van Kampen NVIT Comstock Value Fund

Common Stocks 95.8%

	Shares	Market Value

Aerospace & Defense 0.5%
Honeywell International, Inc.	17,800	$697,760

Beverages 1.9%
Coca-Cola Co. (The)	39,400	2,245,800
Dr. Pepper Snapple Group, Inc.	23,160	655,428

		2,901,228

Capital Markets 3.1%
Bank of New York Mellon Corp. (The)	101,721	2,845,136
Goldman Sachs Group, Inc. (The)	7,100	1,198,764
State Street Corp.	13,900	605,206

		4,649,106

Chemicals 0.6%
E.I. du Pont de Nemours & Co.	28,395	956,060

Commercial Banks 2.9%
PNC Financial Services Group, Inc.	34,100	1,800,139
U.S. Bancorp	44,500	1,001,695
Wells Fargo & Co.	58,600	1,581,614

		4,383,448

Communications Equipment 1.2%
Cisco Systems, Inc.*	77,800	1,862,532

Computers & Peripherals 2.3%
Dell, Inc.*	95,575	1,372,457
Hewlett-Packard Co.	39,300	2,024,343

		3,396,800

Diversified Financial Services 5.1%
Bank of America Corp.	188,109	2,832,922
Citigroup, Inc.	301,100	996,641
JPMorgan Chase & Co.	90,400	3,766,968

		7,596,531

Diversified Telecommunication Services 3.4%
AT&T, Inc.	70,600	1,978,918
Verizon Communications, Inc.	94,710	3,137,742

		5,116,660

Electrical Equipment 0.6%
Emerson Electric Co.	20,000	852,000

Energy Equipment & Services 1.9%
Halliburton Co.	74,200	2,232,678
Smith International, Inc.	23,400	635,778

		2,868,456

Food & Staples Retailing 3.6%
CVS Caremark Corp.	54,000	1,739,340
Wal-Mart Stores, Inc.	68,000	3,634,600

		5,373,940

Food Products 4.2%
Cadbury PLC ADR	15,280	785,239
Kraft Foods, Inc., Class A	99,711	2,710,145
Unilever NV NYRS	88,800	2,870,904

		6,366,288

Health Care Equipment & Supplies 1.0%
Boston Scientific Corp.*	172,300	1,550,700

Health Care Providers & Services 3.2%
Cardinal Health, Inc.	79,800	2,572,752
UnitedHealth Group, Inc.	38,000	1,158,240
WellPoint, Inc.*	18,600	1,084,194

		4,815,186

Household Products 0.4%
Procter & Gamble Co. (The)	10,000	606,300

Industrial Conglomerates 1.2%
General Electric Co.	121,000	1,830,730

Information Technology Services 0.8%
Accenture PLC, Class A	19,800	821,700
Western Union Co. (The)	20,100	378,885

		1,200,585

Insurance 10.6%
Aflac, Inc.	15,300	707,625
Berkshire Hathaway, Inc., Class B*	400	1,314,400
Chubb Corp.	155,580	7,651,424
MetLife, Inc.	51,800	1,831,130
Torchmark Corp.	24,100	1,059,195
Travelers Cos., Inc. (The)	67,600	3,370,536

		15,934,310

Internet Software & Services 3.5%
eBay, Inc.*	176,700	4,159,518
Yahoo!, Inc.*	67,800	1,137,684

		5,297,202

Machinery 0.8%
Ingersoll-Rand PLC	32,900	1,175,846

Media 14.0%
Comcast Corp., Class A	371,715	6,267,115
DIRECTV Group, Inc. (The), Class A*	58,365	1,946,473
News Corp., Class B	155,400	2,473,968
Time Warner Cable, Inc.	40,826	1,689,788
Time Warner, Inc.	85,100	2,479,814
Viacom, Inc., Class B*	209,100	6,216,543

		21,073,701

Metals & Mining 1.2%
Alcoa, Inc.	113,600	1,831,232

2009 Annual Report 9

Statement of Investments (Continued)
December 31, 2009

Van Kampen NVIT Comstock Value Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Multiline Retail 1.8%
J.C. Penney Co., Inc.	35,800	$952,638
Macy’s, Inc.	64,158	1,075,288
Target Corp.	12,300	594,951

		2,622,877

Multi-Utilities 0.4%
Sempra Energy	9,200	515,016

Oil, Gas & Consumable Fuels 5.6%
BP PLC ADR	20,500	1,188,385
Chevron Corp.	33,800	2,602,262
ConocoPhillips	38,900	1,986,623
Royal Dutch Shell PLC, Class A ADR	20,000	1,202,200
Total SA ADR — FR	21,100	1,351,244

		8,330,714

Paper & Forest Products 2.9%
International Paper Co.	164,874	4,415,326

Personal Products 0.1%
Mead Johnson Nutrition Co., Class A	4,450	194,465

Pharmaceuticals 10.0%
Abbott Laboratories	21,100	1,139,189
Bristol-Myers Squibb Co.	117,851	2,975,738
Eli Lilly & Co.	47,700	1,703,367
GlaxoSmithKline PLC ADR — GB	17,500	739,375
Merck & Co., Inc.	83,160	3,038,666
Pfizer, Inc.	232,660	4,232,086
Roche Holding AG ADR — CH	28,100	1,185,820

		15,014,241

Semiconductors & Semiconductor Equipment 2.0%
Intel Corp.	99,800	2,035,920
KLA-Tencor Corp.	27,700	1,001,632

		3,037,552

Software 0.4%
Microsoft Corp.	19,000	579,310

Specialty Retail 2.0%
Home Depot, Inc.	54,200	1,568,006
Lowe’s Cos., Inc.	60,700	1,419,773

		2,987,779

Tobacco 1.9%
Altria Group, Inc.	63,650	1,249,450
Philip Morris International, Inc.	32,950	1,587,860

		2,837,310

Wireless Telecommunication Services 0.7%
Vodafone Group PLC ADR — GB	43,900	1,013,651

Total Common Stocks (cost $128,762,731)		143,884,842

Preferred Stock 0.3%
United States 0.3%
Diversified Financial Services 0.3%
Bank of America Corp.*	24,000	358,080

Total Preferred Stock (cost $360,000)		358,080

Mutual Fund 3.9%
Money Market Fund 3.9%
Invesco AIM Liquid Assets Portfolio, 0.18% (a)	5,904,853	5,904,853

Total Mutual Fund (cost $5,904,853)		5,904,853

Total Investments (cost $135,027,584) (b) — 100.0%		150,147,775

Other assets in excess of liabilities — 0.0%		37,313

NET ASSETS — 100.0%		$150,185,088

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of December 31, 2009.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AG	Stock Corporation

CH	Switzerland

FR	France

GB	United Kingdom

NV	Public Traded Company

NYRS	New York Registry Shares

PLC	Public Limited Company

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2009

Statement of Assets and Liabilities
December 31, 2009

Van Kampen
NVIT Comstock
Value Fund

Assets:
Investments, at value (cost $135,027,584)	$150,147,775
Interest and dividends receivable	284,240
Receivable for capital shares issued	3,964
Prepaid expenses and other assets	726

Total Assets	150,436,705

Liabilities:
Payable for capital shares redeemed	49,056
Accrued expenses and other payables:
Investment advisory fees	89,176
Fund administration fees	5,473
Distribution fees	18,061
Administrative services fees	54,363
Accounting and transfer agent fees	1,073
Trustee fees	1,223
Custodian fees	983
Compliance program costs (Note 3)	795
Professional fees	6,048
Printing fees	23,448
Other	1,918

Total Liabilities	251,617

Net Assets	$150,185,088

Represented by:
Capital	$246,600,878
Accumulated undistributed net investment income	540,748
Accumulated net realized losses from investment transactions	(112,076,729)
Net unrealized appreciation/(depreciation) from investments	15,120,191

Net Assets	$150,185,088

Net Assets:
Class I Shares	$43,338,047
Class II Shares	85,611,402
Class IV Shares	21,235,639

Total	$150,185,088

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	4,877,832
Class II Shares	9,683,754
Class IV Shares	2,389,776

Total	16,951,362

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.88
Class II Shares	$8.84
Class IV Shares	$8.89

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statement of Operations
For the Year Ended December 31, 2009

Van Kampen
NVIT Comstock
Value Fund

INVESTMENT INCOME:
Interest income	$8,506
Dividend income	3,825,245
Foreign tax withholding	(12,212)

Total Income	3,821,539

EXPENSES:
Investment advisory fees	1,060,506
Fund administration fees	68,369
Distribution fees Class II Shares	225,231
Administrative services fees Class I Shares	61,013
Administrative services fees Class II Shares	165,091
Administrative services fees Class IV Shares	31,239
Professional fees	23,762
Printing fees	49,627
Trustee fees	5,013
Custodian fees	5,619
Accounting and transfer agent fees	3,266
Compliance program costs (Note 3)	2,207
Other	10,010

Total expenses before earnings credit	1,710,954

Earnings credit (Note 4)	(11)

Net Expenses	1,710,943

NET INVESTMENT INCOME	2,110,596

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(42,794,587)
Net change in unrealized appreciation/(depreciation) from investments	74,859,209

Net realized/unrealized gains from investments	32,064,622

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$34,175,218

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statements of Changes in Net Assets

	Van Kampen NVIT Comstock Value Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$2,110,596	$5,172,830
Net realized losses from investments	(42,794,587)	(68,366,940)
Net change in unrealized appreciation/(depreciation) from investments	74,859,209	(57,249,781)

Change in net assets resulting from operations	34,175,218	(120,443,891)

Distributions to Shareholders From:
Net investment income:
Class I	(463,749)	(1,325,267)
Class II	(947,687)	(2,957,984)
Class IV	(255,567)	(790,122)
Net realized gains:
Class I	–	(894,784)
Class II	–	(1,837,122)
Class IV	–	(548,563)

Change in net assets from shareholder distributions	(1,667,003)	(8,353,842)

Change in net assets from capital transactions	(40,403,796)	(172,274,833)

Change in net assets	(7,895,581)	(301,072,566)

Net Assets:
Beginning of year	158,080,669	459,153,235

End of year	$150,185,088	$158,080,669

Accumulated undistributed net investment income at end of year	$540,748	$99,458

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$9,602,985	$21,469,237
Dividends reinvested	463,749	2,220,051
Cost of shares redeemed	(20,500,129)	(41,373,750)

Total Class I	(10,433,395)	(17,684,462)

Class II Shares
Proceeds from shares issued	25,816,426	26,223,035
Dividends reinvested	947,687	4,795,106
Cost of shares redeemed	(46,691,615)	(182,026,764)

Total Class II	(19,927,502)	(151,008,623)

Class IV Shares
Proceeds from shares issued	687,241	1,731,075
Dividends reinvested	255,567	1,338,685
Cost of shares redeemed	(10,985,707)	(6,651,508)

Total Class IV	(10,042,899)	(3,581,748)

Change in net assets from capital transactions	$(40,403,796)	$(172,274,833)

Amounts designated as “–” are zero or have been rounded to zero.
The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Statements of Changes in Net Assets (Continued)

	Van Kampen NVIT Comstock Value Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

SHARE TRANSACTIONS:
Class I Shares
Issued	1,319,917	2,559,214
Reinvested	67,057	240,133
Redeemed	(2,882,455)	(4,542,177)

Total Class I Shares	(1,495,481)	(1,742,830)

Class II Shares
Issued	3,939,716	2,541,127
Reinvested	140,525	510,446
Redeemed	(6,798,890)	(18,304,899)

Total Class II Shares	(2,718,649)	(15,253,326)

Class IV Shares
Issued	96,077	187,896
Reinvested	37,506	145,101
Redeemed	(1,638,695)	(696,788)

Total Class IV Shares	(1,505,112)	(363,791)

Total change in shares	(5,719,242)	(17,359,947)

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Van Kampen NVIT Comstock Value Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return	Period	Net Assets	Net Assets	Net Assets		Turnover (a)
Class I Shares
Year Ended December 31, 2009 (b)	$6.99	0.11	1.86	1.97	(0.08)	–	(0.08)	$8.88	28.55%	$43,338,047	0.96%	1.52%	0	.96%(c)	36.39%
Year Ended December 31, 2008	$11.50	0.20	(4.38)	(4.18)	(0.19)	(0.14)	(0.33)	$6.99	(36.99%)	$44,542,409	0.94%	2.03%	0	.94%(c)	44.30%
Year Ended December 31, 2007	$12.54	0.23	(0.49)	(0.26)	(0.22)	(0.56)	(0.78)	$11.50	(2.22%)	$93,367,104	0.87%	1.78%	0	.87%(c)	29.74%
Year Ended December 31, 2006	$11.53	0.23	1.55	1.78	(0.21)	(0.56)	(0.77)	$12.54	15.91%	$112,029,051	0.93%	1.84%	0	.93%(c)	25.62%
Year Ended December 31, 2005	$11.53	0.20	0.29	0.49	(0.19)	(0.30)	(0.49)	$11.53	4.25%	$103,564,811	0.94%	1.65%	0	.94%(c)	33.13%

Class II Shares
Year Ended December 31, 2009 (b)	$6.96	0.09	1.86	1.95	(0.07)	–	(0.07)	$8.84	28.27%	$85,611,402	1.24%	1.30%	1	.24%(c)	36.39%
Year Ended December 31, 2008	$11.45	0.16	(4.35)	(4.19)	(0.16)	(0.14)	(0.30)	$6.96	(37.22%)	$86,316,563	1.28%	1.68%	1	.28%(c)	44.30%
Year Ended December 31, 2007	$12.50	0.17	(0.48)	(0.31)	(0.18)	(0.56)	(0.74)	$11.45	(2.61%)	$316,794,259	1.21%	1.42%	1	.21%(c)	29.74%
Year Ended December 31, 2006	$11.50	0.16	1.58	1.74	(0.18)	(0.56)	(0.74)	$12.50	15.56%	$204,233,443	1.26%	1.45%	1	.26%(c)	25.62%
Year Ended December 31, 2005	$11.50	0.14	0.31	0.45	(0.15)	(0.30)	(0.45)	$11.50	3.95%	$60,617,204	1.28%	1.31%	1	.31%(c)	33.13%

Class IV Shares
Year Ended December 31, 2009 (b)	$6.99	0.11	1.87	1.98	(0.08)	–	(0.08)	$8.89	28.69%	$21,235,639	0.96%	1.56%	0	.96%(c)	36.39%
Year Ended December 31, 2008	$11.50	0.20	(4.37)	(4.17)	(0.20)	(0.14)	(0.34)	$6.99	(36.96%)	$27,221,697	0.90%	2.07%	0	.90%(c)	44.30%
Year Ended December 31, 2007	$12.54	0.23	(0.49)	(0.26)	(0.22)	(0.56)	(0.78)	$11.50	(2.19%)	$48,991,872	0.83%	1.81%	0	.83%(c)	29.74%
Year Ended December 31, 2006	$11.53	0.23	1.55	1.78	(0.21)	(0.56)	(0.77)	$12.54	15.94%	$58,521,276	0.90%	1.86%	0	.90%(c)	25.62%
Year Ended December 31, 2005	$11.52	0.19	0.31	0.50	(0.19)	(0.30)	(0.49)	$11.53	4.36%	$55,297,136	0.93%	1.67%	0	.93%(c)	33.13%

Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(b)	Per share calculations were performed using average shares method.
(c)	There were no fee reductions during the period.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Van Kampen NVIT Comstock Value Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sales price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Investments held by money market funds are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. A money market fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the

16 Annual Report 2009

Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

2009 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2009

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Assets:

Common Stock	$143,884,842	$—	$—	$143,884,842

Preferred Stock	—	358,080	—	—

Mutual Fund	5,904,853	—	—	5,904,853

Total	$149,789,695	$358,080	$—	$150,147,775

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty. As of December 31, 2009, the Fund did not hold any repurchase agreements.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(e)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains

18 Annual Report 2009

sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund is based on the relative value of the shares of each class outstanding relative to net assets. Under this method, each class of shares participates based on the total NAV of the class’ shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of NFA the subadviser for the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

Up to $50 million	0.80%

$50 million up to $250 million	0.65%

$250 million up to $500 million	0.60%

$500 million or more	0.55%

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadviser $479,849 for the year ended December 31, 2009.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and II and 0.20% of the average daily net assets of Class IV of the Fund.

For the year ended December 31, 2009, NFS received $309,134 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $2,207.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributions LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25% of Class II shares of the Fund.

20 Annual Report 2009

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $53,035,631 and sales of $92,993,254 (excluding short-term securities).

6. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

7. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$1,667,003	$—	$1,667,003	$—	$1,667,003

Amounts designated as “—” are zero or have been rounded to zero.

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$5,549,126	$2,804,716	$8,353,842	$—	$8,353,842

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$540,753	$—	$540,753	$—	$(96,235,747)	$(720,796)	$(96,415,790)

Amounts designated as “—” are zero or have been rounded to zero.

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to wash sales.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$150,868,571	$7,765,845	$(8,486,641)	$(720,796)

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contributions.

Amount	Expires

$33,825,834	2016
$62,409,913	2017

8. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

22 Annual Report 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen NVIT Comstock Value Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

2009 Annual Report 23

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100%.

The Fund has derived net income from sources within foreign countries. As of December 31, 2009, the foreign source income for the Fund was $315,874 or $0.02 per outstanding share.

24 Annual Report 2009

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

2009 Annual Report 25

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

26 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

2009 Annual Report 27

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

28 Annual Report 2009

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2009 Annual Report 29

Van Kampen NVIT Real Estate Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information

25	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-RE (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Principal Risks

Funds that invest in real estate investment trusts (REITs) are subject to greater volatility than that of other mutual funds.

Funds that concentrate on specific sectors, such as commodities or REITs, or a relatively small number of securities are subject to greater volatility than that of other mutual funds.

Small- and mid-sized company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

FTSE NAREIT® Equity REITs Index: An unmanaged, market capitalization-weighted index that includes tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market — specifically those companies that meet minimum size, liquidity and free-float criteria, and also pass investability weighting rules; the index is one of three subsectors of the FTSE NAREIT Composite Index, which in turn is one of three benchmark indexes comprising the FTSE NAREIT U.S. Real Estate Index Series.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index

2 Annual Report 2009

that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Van Kampen Asset Management.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Van Kampen Asset Management.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

Van Kampen NVIT Real Estate Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the Van Kampen NVIT Real Estate Fund (Class II at NAV) returned 30.52% versus 27.99% for its benchmark, the FTSE NAREIT® Equity REITs Index. A relevant peer group comparison is not available as there is no purely domestic Lipper Variable Annuity Real Estate Classification.

What areas of investment provided the most positive relative returns for the Fund?

From a bottom-up perspective, the Fund’s stock selection was strong in the diversified, apartment and office sectors of the real estate investment trust (REIT) market. From a top-down perspective, the Fund benefited from an overweight to the hotel and apartment sectors. Apartment stocks outperformed the benchmark index; they were viewed as a safer group within the REIT sector for most of the reporting period due to relatively stronger balance sheets, largely stemming from their continued access to debt financing from Fannie Mae and Freddie Mac. In addition, apartment stocks might have been aided by the reduced pace of job losses and the view that the employment outlook might turn positive in 2010. The hotel sector also outperformed the benchmark index after enduring several quarters of terrible share-price performance; investor sentiment shifted in response to prospects for an improving economy.

What areas of investment detracted from Fund performance?

Fund performance was partially offset by the impact of the Fund’s stock selection in the mall sector. From a top-down perspective, the Fund’s cash position detracted from relative Fund returns, as did the Fund’s overweight to the underperforming storage sector.

What is your outlook for the near term?

It is the policy of Van Kampen Asset Management to not include “Outlook” or “Forward Looking” sections in annual report commentaries.

Subadviser:
Van Kampen Asset Management

Portfolio Manager:
Theodore R. Bigman

2009 Annual Report 5

Fund Performance	Van Kampen NVIT Real Estate Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	Inception[2]

Class I	30.84%	(13.49)%

Class II	30.52%	(13.77)%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 25, 2008.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class I	1.44%	1.00%

Class II	1.69%	1.25%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Van Kampen NVIT Real Estate Fund versus performance of the FTS NAREIT All REITs Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The FTSE NAREIT All REITs Index, which consists of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and NASDAQ National Market List.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	Van Kampen NVIT Real Estate Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
Van Kampen NVIT			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Real Estate Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a]	07/01/09 - 12/31/09[a]

Class I Shares	Actual		1,000.00	1,422.40	5.92	0.97
	Hypothetical	[b]	1,000.00	1,020.32	4.94	0.97

Class II Shares	Actual		1,000.00	1,422.80	7.39	1.21
	Hypothetical	[b]	1,000.00	1,019.11	6.16	1.21

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Portfolio Summary	Van Kampen NVIT Real Estate Fund
December 31, 2009

Asset Allocation

Common Stocks	96.5%
Mutual Fund	2.9%
Other assets in excess of liabilities	0.6%

100.0%

Top Industries†

Real Estate Investment Trusts (REITs)	85.5%
Real Estate Management & Development	5.5%
Hotels, Restaurants & Leisure	4.0%
Health Care Providers & Services	1.1%
Chemicals — Diversified	0.9%
Money Market Fund	3.0%

100.0%

Top Holdings†

Simon Property Group, Inc.	11.2%
Equity Residential	8.9%
Vornado Realty Trust	6.1%
Public Storage	5.3%
AvalonBay Communities, Inc.	4.9%
Boston Properties, Inc.	4.7%
Regency Centers Corp.	4.1%
Senior Housing Properties Trust	3.8%
Host Hotels & Resorts, Inc.	3.8%
Starwood Hotels & Resorts Worldwide, Inc.	3.7%
Other Holdings	43.5%

100.0%

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Investments
December 31, 2009

Van Kampen NVIT Real Estate Fund

Common Stocks 96.5%

	Shares	Market Value

Chemicals — Diversified 0.9%
Keystone Industrial Fund, L.P.* (a)(c)	2,700,000	$2,246,670

Health Care Providers & Services 1.1%
Assisted Living Concepts, Inc., Class A*	92,418	2,437,063
Capital Senior Living Corp.*	69,431	348,543

		2,785,606

Hotels, Restaurants & Leisure 4.0%
Morgans Hotel Group Co.*	155,586	704,805
Starwood Hotels & Resorts Worldwide, Inc.	257,291	9,409,132

		10,113,937

Real Estate Investment Trusts (REITs) 85.0%
Acadia Realty Trust	114,649	1,934,129
AMB Property Corp.	92,504	2,363,477
Apartment Investment & Management Co., Class A	37,808	601,903
AvalonBay Communities, Inc.	151,354	12,427,677
Boston Properties, Inc.	178,826	11,993,860
BRCP REIT II, LLC* (a)(c)	2,048,357	716,925
BRCP REIT, LLC I * (a)(c)	1,255,145	470,409
Cabot Industrial Value Fund II LP* (a)(c)	5,040	2,066,400
Camden Property Trust	143,549	6,082,171
Colony Financial, Inc.	55,300	1,126,461
Cousins Properties, Inc.	125,987	961,281
CreXus Investment Corp.*	51,430	717,963
DCT Industrial Trust, Inc.	280,831	1,409,772
Digital Realty Trust, Inc.	23,396	1,176,351
Duke Realty Corp.	129,358	1,574,287
Equity Lifestyle Properties, Inc.	112,946	5,700,385
Equity One, Inc.	5,841	94,449
Equity Residential	667,622	22,552,271
Essex Property Trust, Inc.	2,229	186,456
Extendicare Real Estate Investment Trust	14,738	134,155
Federal Realty Investment Trust	88,577	5,998,435
HCP, Inc.	299,984	9,161,511
Healthcare Realty Trust, Inc.	240,888	5,169,457
Host Hotels & Resorts, Inc.*	814,128	9,500,874
Kilroy Realty Corp.	38,023	1,166,165
Kite Realty Group Trust	105,306	428,595
Liberty Property Trust	115,317	3,691,297
LTC Properties, Inc.	17,476	467,483
Macerich Co. (The)	456	16,391
Mack-Cali Realty Corp.	125,380	4,334,387
Nationwide Health Properties, Inc.	9,165	322,425
Plum Creek Timber Co., Inc.	194,991	7,362,860
Post Properties, Inc.	176,916	3,467,554
PS Business Parks, Inc.	36,507	1,827,175
Public Storage	163,693	13,332,795
Rayonier, Inc.	29,605	1,248,147
Regency Centers Corp.	295,632	10,364,858
Retail Opportunity Investments Corp.*	119,700	1,210,167
Senior Housing Properties Trust	444,844	9,728,738
Simon Property Group, Inc.	353,724	28,227,175
Sovran Self Storage, Inc.	37,563	1,342,126
Starwood Property Trust, Inc.	82,479	1,558,028
Taubman Centers, Inc.	53,573	1,923,806
Ventas, Inc.	111,406	4,872,898
Vornado Realty Trust	222,014	15,527,670

		216,541,799

Real Estate Management & Development 5.5%
Brookfield Properties Corp.	660,954	8,010,762
Forest City Enterprises, Inc., Class A*	423,845	4,992,894
Pebblebrook Hotel Trust*	42,470	934,765

		13,938,421

Total Common Stocks (cost $210,960,812)		245,626,433

Mutual Fund 2.9%

Money Market Fund 2.9%
Invesco AIM Liquid Assets Portfolio, 0.18% (b)	7,495,562	7,495,562

Total Mutual Fund (cost $7,495,562)		7,495,562

Total Investments (cost $218,456,374) (d) — 99.4%		253,121,995

Other assets in excess of liabilities — 0.6%		1,439,905

NET ASSETS — 100.0%		$254,561,900

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	Represents 7-day effective yield as of December 31, 2009.

(c)	Securities considered illiquid and restricted. The total value of such securities as of December 31, 2009 was $5,500,404 and represented 2.16% of Net Assets.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

LP	Limited Partnership

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 9

Statement of Assets and Liabilities
December 31, 2009

Van Kampen
NVIT Real Estate
Fund

Assets:
Investments, at value (cost $218,456,374)	$253,121,995
Cash	87,962
Interest and dividends receivable	851,954
Receivable for investments sold	1,052,621
Receivable for capital shares issued	504,529
Prepaid expenses and other assets	22

Total Assets	255,619,083

Liabilities:
Payable for investments purchased	717,730
Payable for capital shares redeemed	100,168
Accrued expenses and other payables:
Investment advisory fees	148,767
Fund administration fees	8,990
Distribution fees	11,153
Administrative services fees	29,768
Accounting and transfer agent fees	949
Trustee fees	2,596
Custodian fees	234
Compliance program costs (Note 3)	2,046
Professional fees	7,696
Printing fees	6,630
Other	20,456

Total Liabilities	1,057,183

Net Assets	$254,561,900

Represented by:
Capital	$219,513,918
Accumulated net realized gains from investment transactions	382,361
Net unrealized appreciation/(depreciation) from investments	34,665,621

Net Assets	$254,561,900

Net Assets:
Class I Shares	$201,455,813
Class II Shares	53,106,087

Total	$254,561,900

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	27,585,113
Class II Shares	7,296,917

Total	34,882,030

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$7.30
Class II Shares	$7.28

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2009

Statement of Operations
For the Year Ended December 31, 2009

Van Kampen
NVIT Real Estate
Fund

INVESTMENT INCOME:
Interest income	$3,101
Dividend income	2,814,245
Foreign tax withholding	(31,638)

Total Income	2,785,708

EXPENSES:
Investment advisory fees	650,654
Fund administration fees	37,661
Distribution fees Class II Shares	50,079
Administrative services fees Class I Shares	109,385
Administrative services fees Class II Shares	30,053
Professional fees	18,538
Printing fees	25,445
Trustee fees	3,420
Custodian fees	2,414
Accounting and transfer agent fees	2,927
Compliance program costs (Note 3)	2,002
Other	22,399

Total expenses before earnings credit	954,977

Earnings credit (Note 4)	(145)

Net Expenses	954,832

NET INVESTMENT INCOME	1,830,876

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	1,997,343
Net realized gains from foreign currency transactions (Note 2)	87

Net realized gains from investments and foreign currency transactions	1,997,430
Net change in unrealized appreciation/(depreciation) from investments	37,221,967

Net realized/unrealized gains from investments	39,219,397

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$41,050,273

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statements of Changes in Net Assets

	Van Kampen NVIT Real Estate Fund

	Year Ended	Period Ended
	December 31, 2009	December 31, 2008(a)
Operations:
Net investment income	$1,830,876	$82,742
Net realized gains/(losses) from investment and foreign currency transactions	1,997,430	(595,651)
Net change in unrealized appreciation/(depreciation) from investments	37,221,967	(2,556,346)

Change in net assets resulting from operations	41,050,273	(3,069,255)

Distributions to Shareholders From:
Net investment income:
Class I	(1,625,890)	(60,222)
Class II	(395,422)	(22,629)
Net realized gains:
Class I	(639,310)	–
Class II	(171,012)	–
Return of capital:
Class I	–	(64,889)
Class II	–	(28,533)

Change in net assets from shareholder distributions	(2,831,634)	(176,273)

Change in net assets from capital transactions	210,767,740	8,821,049

Change in net assets	248,986,379	5,575,521

Net Assets:
Beginning of year	5,575,521	–

End of year	$254,561,900	$5,575,521

Accumulated undistributed net investment income at end of year	$–	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$23,626,969	$7,055,444
Proceeds from shares issued in-kind (Note 8)	172,779,862	–
Dividends reinvested	2,265,200	125,111
Cost of shares redeemed	(30,814,094)	(1,203,319)

Total Class I	167,857,937	5,977,236

Class II Shares
Proceeds from shares issued	7,396,866	3,201,109
Proceeds from shares issued in-kind (Note 8)	40,061,229	–
Dividends reinvested	566,434	51,162
Cost of shares redeemed	(5,114,726)	(408,458)

Total Class II	42,909,803	2,843,813

Change in net assets from capital transactions:	$210,767,740	$8,821,049

SHARE TRANSACTIONS:
Class I Shares
Issued	3,667,017	789,164
Issued in-kind (Note 8)	27,822,844	–
Reinvested	314,341	20,660
Redeemed	(4,880,988)	(147,925)

Total Class I Shares	26,923,214	661,899

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

	Van Kampen NVIT Real Estate Fund

	Year Ended	Period Ended
	December 31, 2009	December 31, 2008(a)

SHARE TRANSACTIONS (continued)
Class II Shares
Issued	1,307,790	362,430
Issued in-kind (Note 8)	6,430,374	–
Reinvested	79,818	8,692
Redeemed	(837,334)	(54,853)

Total Class II Shares	6,980,648	316,269

Total change in shares	33,903,862	978,168

(a)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Van Kampen NVIT Real Estate Fund

		Operations			Distributions					Ratios / Supplemental Data

															Ratio of
			Net Realized												Expenses
			and											Ratio of Net	(Prior to
	Net Asset		Unrealized										Ratio of	Investment	Reimbursements)
	Value,	Net	Gains	Total	Net	Net			Net Asset			Net Assets	Expenses	Income	to Average
	Beginning	Investment	(Losses) from	from	Investment	Realized	Return of	Total	Value, End	Total		at End of	to Average	to Average	Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Capital	Distributions	of Period	Return (a)		Period	Net Assets (b)	Net Assets (b)	Assets (b)(c)	Turnover (d)

Class I Shares
Year Ended December 31, 2009 (e)	$5.71	0.13	1.59	1.72	(0.11)	(0.02)	–	(0.13)	$7.30	30.84%		$201,455,813	0.97%	1.99%	0.97%	31.82%
Period Ended December 31, 2008 (f)	$10.00	0.12	(4.19)	(4.07)	(0.12)	–	(0.10)	(0.22)	$5.71	(40	.88)%	$3,776,313	0.89%	2.20%	1.33%	19.78%

Class II Shares
Year Ended December 31, 2009 (e)	$5.69	0.12	1.59	1.71	(0.10)	(0.02)	–	(0.12)	$7.28	30.52%		$53,106,087	1.22%	1.82%	1.22%	31.82%
Period Ended December 31, 2008 (f)	$10.00	0.12	(4.22)	(4.10)	(0.11)	–	(0.10)	(0.21)	$5.69	(41	.07)%	$1,799,208	1.24%	2.62%	1.52%	19.78%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Van Kampen NVIT Real Estate Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. All investments in securities are recorded at their estimated fair value as described below in the accompanying notes. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

2009 Annual Report 15

Notes to Financial Statements (Continued)
December 31, 2009

The Fund values foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Fund fair values its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type*	Level 1	Level 2	Level 3	Total

Common Stock	$239,991,874	$134,155	$5,500,404	$245,626,433

Mutual Fund	7,495,562	—	—	7,495,562

Total	$247,487,436	$134,155	$5,500,404	$253,121,995

*	See Statement of Investments for identification of securities by type and industry classification.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common
	Stock	Total

Balance as of 12/31/08	$—	$—

Change in Unrealized Appreciation/(Depreciation)	(768,256)	(768,256)

Net Purchases/(Sales)	6,268,660	6,268,660

Balance as of 12/31/09	$5,500,404	$5,500,404

Amounts designated as “ — ”, which may include fair valued securities, are zero or have been rounded to zero.

16 Annual Report 2009

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty. As of December 31, 2009, the Fund did not hold any repurchase agreements.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(e)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an

2009 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2009

increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the classes of shares of the Fund based on the relative value of the shares of each class outstanding relative to net assets. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(g)	Restricted Securities

At December 31, 2009, the Fund owned restricted private placement investments. These investments are valued at fair value as determined in accordance with the procedures approved by the Board of Trustees. The acquisition dates of these investments, their costs, and their values at December 31, 2009 were as follows:

	Number of	Acquisition		Market	% of
	Shares	Date	Cost	Value	Net Assets

BRCP REIT, LLC I	1,255,145	8/14/2009	$470,409	$470,409	0.19%
BRCP REIT II, LLC	2,048,357	8/14/2009	$1,229,014	$716,925	0.28%
Cabot Industrial Value Fund II LP	5,040	8/14/2009	$2,394,000	$2,066,400	0.81%
Keystone Industrial Fund, L.P.	2,700,000	8/14/2009	$2,175,237	$2,246,670	0.88%

			$6,268,660	$5,500,404	2.16%

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for the Fund. Van Kampen Asset Management (the “subadviser”) is the subadviser to the Fund. The subadviser manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

All Assets	0.70%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. NFA paid the subadviser $418,291 for the year ended December 31, 2009.

18 Annual Report 2009

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) from exceeding 0.85% for all share classes of the Fund until at least April 30, 2010.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

As of December 31, 2009, the cumulative potential reimbursements, listed by the year in which NFA waived or reimbursed fees or expenses to the Fund, are:

Period Ended	Fiscal Year
December 31, 2008(a)	2009
Amount	Amount	Total

$14,613	$—	$14,613

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from March 25, 2008 (commencement of operations) to December 31, 2008.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionally among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, and the NVIT Investor Destinations Balanced Funds (collectively, the “Investor Destinations Funds”) and NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Moderately Conservative, NVIT Cardinal Conservative, NVIT Cardinal Capital Appreciation, and the NVIT Cardinal Balanced Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2009, NFS received $139,438 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $2,002.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate not to exceed 0.25%.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $231,939,452 and sales of $29,462,761 (excluding short-term securities).

6. Portfolio Investment Risks

Risks Associated with REIT and Real Estate Investments. Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage

20 Annual Report 2009

funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

8. Other

During the year-ended December 31, 2009, the Fund issued 34,253,218 shares of beneficial interest in exchange for securities tendered to the Fund by the purchaser of such shares. The securities with a market value of $212,841,091, were tendered by the purchaser as in-kind consideration for the purchase of shares of beneficial interest of the Fund on August 14, 2009.

9. Federal Tax Information

The tax character of distributions paid during the period ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return	Total Distributions
Ordinary Income	Capital Gains	Distributions	of Capital	Paid

$2,519,058	$312,576	$2,831,634	$—	$2,831,634

Amounts designated as “ — ” are zero or have been rounded to zero.

The tax character of distributions paid during the period ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return	Total Distributions
Ordinary Income	Capital Gains	Distributions	of Capital	Paid

$82,851	$—	$82,851	$93,422	$176,273

Amounts designated as “ — ” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed					Total
Undistributed	Long-Term			Accumulated	Unrealized	Accumulated
Ordinary	Capital	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$1,583,995	$216,216	$1,800,211	$—	$—	$33,247,771	$35,047,982

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to wash sales.

Amounts designated as “ — ” are zero or have been rounded to zero.

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$219,870,962	$34,092,709	$(841,676)	$33,251,033

10. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

22 Annual Report 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen NVIT Real Estate Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009 and the results of its operations and for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period March 25, 2008 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

2009 Annual Report 23

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 0.09%.

The Fund designates $312,575, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

24 Annual Report 2009

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

2009 Annual Report 25

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

26 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

2009 Annual Report 27

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

28 Annual Report 2009

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2009 Annual Report 29

American Funds NVIT Asset Allocation Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

8	Statement of Assets and Liabilities

9	Statement of Operations

10	Statements of Changes in Net Assets

11	Financial Highlights

12	Notes to Financial Statements

18	Report of Independent Registered Public Accounting Firm

19	Supplemental Information

20	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-AM-AA (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The American Funds NVIT Asset Allocation Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Asset Allocation Fund (the “Master Asset Allocation Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds may also invest in the Master Asset Allocation Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Asset Allocation Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Asset Allocation Fund borne by the remaining feeder fund shareholders, including the Fund.

Principal Risks
International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss.

Small- and mid-sized company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes
Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

2 Annual Report 2009

Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG and Capital Research and Management Company. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Capital Research and Management Company.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Capital Research and Management Company.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

American Funds NVIT Asset Allocation Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the American Funds NVIT Asset Allocation Fund (Class II at NAV) returned 23.41% versus 26.46% for its benchmark, the Standard & Poor’s 500® (S&P 500) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 217 funds as of December 31, 2009) was 24.27% for the same time period.

Below is the 2009 annual report commentary from American Funds Insurance Series® Asset Allocation Fund (referred to as the “Master Fund,” which is the sole investment of the Asset Allocation Fund). The Master Fund’s performance return shown below and the Asset Allocation Fund’s performance return given above are different because different expense ratios apply to the Master Fund versus the Asset Allocation Fund.

Asset Allocation Fund gained 23.98% for the 12 months ended December 31, 2009, while the S&P 500 advanced 26.47%. On the bond side, the Barclays Capital U.S. Aggregate Index rose 5.93%.

During the course of the year, the investment professionals increased the fund’s exposure to U.S. equities and reduced the fund’s positions in bonds and cash. This relative emphasis on equities contributed to results during the year. Fixed-income holdings were strengthened by investments in high-yield bonds, which had very strong returns for the year.

As of the end of 2009, information technology companies comprised five of the 10 largest equity holdings in the portfolio, compared with three of the top 10 the year before. We believe that the fund’s ability to invest in a broad range of securities will allow us to respond to dynamic market conditions, and we continue to pursue the fund’s objective of seeking high total return (including income and capital gains) consistent with the preservation of capital over the long term.

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Portfolio Managers: American Funds Team Members — Alan N. Berro, Susan M. Tolson, Michael T. Kerr and James R. Mulally

2009 Annual Report 5

Fund Performance	American Funds NVIT Asset Allocation Fund

Average Annual Total Return1
For periods ended December 31, 2009

	1 Yr.	Inception[2]

Class II	23.41%	-0.76%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations in May 1, 2006.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class II	0.85%	0.70%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Asset Allocation Fund versus performance of the Standard & Poor’s 500 Index (S&P 500 Index)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	American Funds NVIT Asset Allocation Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
December 31, 2009

American Funds			Beginning	Ending	Expenses Paid	Expense Ratio
NVIT Asset			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Allocation Fund			7/01/09	12/31/09	07/01/09 - 12/31/09ab	07/01/09 - 12/31/09ab

Class II Shares	Actual		1,000.00	1,171.10	3.72	0.68
	Hypothetical	[c]	1,000.00	1,021.78	3.47	0.68

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the Underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Statement of Assets and Liabilities
December 31, 2009

American Funds NVIT Asset Allocation Fund

Assets:
Investments in Master Fund (cost $1,395,144,754)	$1,319,592,449
Cash	2,000
Receivable for capital shares issued	1,473,453
Prepaid expenses and other assets	3,046

Total Assets	1,321,070,948

Liabilities:
Payable for investments purchased	1,461,496
Payable for capital shares redeemed	11,957
Accrued expenses and other payables:
Fund administration fees	46,546
Master feeder service provider fee	108,991
Distribution fees	272,479
Administrative services fees	133,321
Accounting and transfer agent fees	736
Trustee fees	10,986
Custodian fees	6,740
Compliance program costs (Note 3)	8,578
Professional fees	45,579
Printing fees	19,422
Other	32,128

Total Liabilities	2,158,959

Net Assets	$1,318,911,989

Represented by:
Capital	$1,374,436,911
Accumulated undistributed net investment income	21,490,846
Accumulated net realized losses from investment transactions	(1,463,463)
Net unrealized appreciation/(depreciation) from investments	(75,552,305)

Net Assets	$1,318,911,989

Net Assets:
Class II Shares	$1,318,911,989

Total	$1,318,911,989

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	84,106,073

Total	84,106,073

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$15.68

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Operations
For the Year Ended December 31, 2009

American Funds NVIT Asset Allocation Fund

INVESTMENT INCOME:
Dividend income from Master Fund	$28,630,027

Total Income	28,630,027

EXPENSES:
Fund administration fees	411,009
Master feeder service provider fees	2,329,935
Distribution fees Class II Shares	2,329,935
Administrative services fees Class II Shares	2,330,826
Professional fees	150,046
Printing fees	68,436
Trustee fees	31,165
Custodian fees	35,933
Accounting and transfer agent fees	2,198
Compliance program costs (Note 3)	3,383
Other	59,298

Total expenses before earnings credit and expenses waived	7,752,164
Earnings credit (Note 4)	(18)
Expenses waived for Master feeder service provider fees (Note 3)	(1,397,968)

Net Expenses	6,354,178

NET INVESTMENT INCOME	22,275,849

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(964,205)
Net change in unrealized appreciation/(depreciation) from investments	196,499,067

Net realized/unrealized gains from investments	195,534,862

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$217,810,711

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 9

Statements of Changes in Net Assets

	American Funds NVIT
	Asset Allocation Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$22,275,849	$17,566,742
Net realized gains/(losses) from investments	(964,205)	25,485,381
Net change in unrealized appreciation/(depreciation) from investments	196,499,067	(267,295,843)

Change in net assets resulting from operations	217,810,711	(224,243,720)

Distributions to Shareholders From:
Net investment income:
Class II	(784,970)	(19,502,679)
Class VII (a)	–	(3)
Net realized gains:
Class II	(25,134,986)	(8,403,490)
Class VII (a)	–	(12)

Change in net assets from shareholder distributions	(25,919,956)	(27,906,184)

Change in net assets from capital transactions	474,335,423	379,588,666

Change in net assets	666,226,178	127,438,762

Net Assets:
Beginning of year	652,685,811	525,247,049

End of year	$1,318,911,989	$652,685,811

Accumulated undistributed net investment income at end of year	$21,490,846	$–

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$463,892,503	$372,153,711
Dividends reinvested	25,919,956	27,906,169
Cost of shares redeemed	(15,477,036)	(20,470,448)

Total Class II	474,335,423	379,589,432

Class VII Shares (a)
Proceeds from shares issued	–	–
Dividends reinvested	–	15
Cost of shares redeemed	–	(781)

Total Class VII	–	(766)

Change in net assets from capital transactions	$474,335,423	$379,588,666

SHARE TRANSACTIONS:
Class II Shares
Issued	33,298,792	22,263,477
Reinvested	1,739,599	2,009,090
Redeemed	(1,101,777)	(1,244,334)

Total Class II Shares	33,936,614	23,028,233

Class VII Shares (a)
Issued	–	–
Reinvested	–	1
Redeemed	–	(59)

Total Class VII Shares	–	(58)

Total change in shares	33,936,614	23,028,175

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective December 3, 2008, the Fund ceased offering Class VII Shares.

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Asset Allocation Fund

		Operations			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset			Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total		at End	to Average	to Average	to Average	Portfolio
	of Period	Income (a)	Investments	Operations	Income	Gains	Distributions	of Period	Return (b)		of Period	Net Assets (c)(d)	Net Assets (c)	Net Assets (c)(d)(e)	Turnover (f)
Class II Shares
Year Ended December 31, 2009 (g)	$13.01	0.34	2.69	3.03	(0.01)	(0.35)	(0.36)	$15.68	23.41%		$1,318,911,989	0.68%	2.39%	0.83%	41.00%
Year Ended December 31, 2008	$19.35	0.35	(6.08)	(5.73)	(0.41)	(0.20)	(0.61)	$13.01	(29	.77)%	$652,685,811	0.70%	2.81%	0.85%	36.00%
Year Ended December 31, 2007	$18.58	0.36	0.78	1.14	(0.36)	(0.01)	(0.37)	$19.35	6.14%		$525,245,924	0.63%	2.88%	0.78%	29.00%
Period Ended December 31, 2006 (h)	$17.92	0.36	0.66	1.02	(0.36)	–	(0.36)	$18.58	5.69%		$162,748,733	0.69%	6.18%	0.86%	38.00%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Master fund.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expenses do not include expenses from the Master Fund.
(e)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the American Funds NVIT Asset Allocation Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in another mutual fund, the American Asset Allocation Fund (the “Master Fund”), a series of the American Funds Insurance Series®, (“American Funds”), which invests directly in individual securities. The Fund, therefore, has the same investment objective and limitations as the Master Fund in which the Fund invests. The financial statements of the Master Fund’s portfolio, including the Statement of Investments, are included elsewhere in this report and should be read with the Fund’s financial statements. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2009 was 13.58%.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

The net asset value (“NAV”) per share of a class of the Fund is calculated by taking the market value of the shares of the Master Fund and other assets owned by the Fund that are allocated to the class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. The Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) (“Close of Trading”) on each day the Exchange is open for trading (“Business Day”).

The Master Fund calculates its NAV at the Close of Trading on each Business Day. Assets held by the Master Fund are valued primarily on the basis of market quotations. The Master Fund, however, has adopted procedures for making “fair value” determinations if market quotations are not readily available. For example, if events occur between the close of markets outside the United States and the Close of Trading that, in the opinion of Capital Research and Management Company (“Capital Research”), the Master Fund’s investment adviser, materially affect the value of the portfolio securities of the Master Fund, the securities will be valued in accordance with the Master Fund’s fair value procedures. Use of these procedures is intended to result in more appropriate NAVs. In addition, such use is intended to reduce, if not eliminate, potential arbitrage opportunities otherwise available to short-term investors in the Master Fund.

Please refer to the Master Fund Annual Report that is included along with this report for the Master Fund’s Security Valuation Policies.

12 Annual Report 2009

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Investments in Master Fund	$1,319,592,449	$—	$—	$1,319,592,449

Total	$1,319,592,449	$—	$—	$1,319,592,449

Amounts designated as “ — ”, which may include fair valued securities, are zero or have been rounded to zero.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

2009 Annual Report 13

Notes to Financial Statements (Continued)
December 31, 2009

(d)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust.

3. Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of Nationwide Financial Services (“NFS”)), provides non-investment master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM will waive 0.15% of the fees NFM receives for providing the Fund with non-investment master-feeder operational support services until May 1, 2010.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on

14 Annual Report 2009

the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive Fund, the NVIT Investor Destinations Moderately Aggressive Fund, the NVIT Investor Destinations Moderate Fund, the NVIT Investor Destinations Moderately Conservative Fund, the NVIT Investor Destinations Conservative Fund, the NVIT Investor Destinations Capital Appreciation Fund, and the NVIT Investor Destinations Balanced Fund (collectively, the “Investor Destinations Funds”) and the NVIT Cardinal Aggressive Fund, the NVIT Cardinal Moderately Aggressive Fund, the NVIT Cardinal Capital Appreciation Fund, the NVIT Cardinal Moderate Fund, the NVIT Cardinal Balanced Fund, the NVIT Cardinal Moderately Conservative Fund, and the NVIT Cardinal Conservative Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2009, NFS received $2,330,826 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $3,383.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD” or Distributor), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25% of Class II shares of the Fund.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires

2009 Annual Report 15

Notes to Financial Statements (Continued)
December 31, 2009

on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

6. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return	Total Distributions
Ordinary Income	Capital Gains	Distributions	of Capital	Paid

$785,002	$25,134,954	$25,919,956	$—	$25,919,956

Amounts designated as “ — ” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return	Total Distributions
Ordinary Income	Capital Gains	Distributions	of Capital	Paid

$19,372,791	$8,533,393	$27,906,184	$—	$27,906,184

Amounts designated as “ — ” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$21,490,846	$—	$21,490,846	$—	$—	$(77,015,768)	$(55,524,922)

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to wash sales.

16 Annual Report 2009

Total distributions paid may differ from Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

Amounts designated as “ — ” are zero or have been rounded to zero.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$1,396,608,217	$—	$(77,015,768)	$(77,015,768)

Amounts designated as “—” are zero or have been rounded to zero.

7. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

2009 Annual Report 17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds NVIT Asset Allocation Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2009 with the master fund’s transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

18 Annual Report 2009

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 59.43%.

The Fund designates $25,134,954, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

2009 Annual Report 19

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

20 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

2009 Annual Report 21

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

22 Annual Report 2009

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

2009 Annual Report 23

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

24 Annual Report 2009

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2009 Annual Report 25

American Funds NVIT Bond Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

9	Statement of Assets and Liabilities

10	Statement of Operations

11	Statements of Changes in Net Assets

12	Financial Highlights

13	Notes to Financial Statements

19	Report of Independent Registered Public Accounting Firm

20	Supplemental Information

21	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-AM-BD (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The American Funds NVIT Bond Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Bond Fund (the “Master Bond Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds may also invest in the Master Bond Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Bond Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Bond Fund borne by the remaining feeder fund shareholders, including the Fund.

Principal Risks

The Fund may be subject to interest rate risk. Generally, when interest rates go up, the value of fixed-income securities goes down.

The Fund may be subject to convertible securities risk. The value of convertible securities may fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations.

The Fund may be subject to extension risk. When interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

The Fund may be subject to prepayment, call and redemption risks. Certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

The Fund may be subject to liquidity risk, which is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

The Fund may be subject to credit risk. A bond issuer may be unable to pay the interest or principal when due.

The Fund may be subject to preferred stock risk. A preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. Preferred stocks often behave like debt securities, but have a lower payment priority than the issuer’s bonds or other debt securities. Therefore, they may be subject to greater credit risk than those debt securities. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.

The Fund may be subject to mortgage- and asset-backed securities risk. Through its investments in mortgage-backed and asset-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the

2 Annual Report 2009

performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Citigroup U.S. Broad Investment-Grade Bond Index: An unmanaged, market capitalization-weighted, fixed-income index that includes fixed-rate U.S. Treasury, government-sponsored, mortgage-backed, asset-backed and investment-grade corporate securities with maturities of one year or more; generally represents the U.S. investment-grade bond market.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG and Capital Research and Management Company. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%),

2009 Annual Report 3

each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Capital Research and Management Company.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Capital Research and Management Company.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4 Annual Report 2009

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

2009 Annual Report 5

American Funds NVIT Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the American Funds NVIT Bond Fund (Class II at NAV) returned 12.15% versus 5.06% for its benchmark, the Citigroup Broad Investment-Grade Bond Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 45 funds as of December 31, 2009) was 14.80% for the same time period.

Below is the 2009 annual report commentary from American Funds Insurance Series® Bond Fund (referred to as the “Master Fund,” which is the sole investment of the Bond Fund. The Master Fund’s performance return shown below and the Bond Fund’s performance return given above are different because different expense ratios apply to the Master Fund versus the Bond Fund.

Bond Fund recorded a gain of 12.61% for the 12 months ended December 31, 2009, while the Barclays Capital U.S. Aggregate Index gained 5.93%.

In the context of a very disappointing 2008, we are pleased with how the fund bounced back in 2009. We stuck to what we felt were solid investments that had been punished during the worst of the downturn, and many of them made solid gains in 2009. We have taken advantage of opportunities to sell higher risk securities in favor of less-volatile ones to improve the credit quality of the portfolio.

Corporate bonds did very well in 2009, and we have done some selling in the corporate sector. One of the biggest moves in the portfolio was in mortgage-backed obligations, which we reduced from 29.7% of the portfolio to 20.3%. We have added to investments in U.S. Treasuries and in bonds of government agencies, in part because it has been harder to find value in mortgages and corporate bonds whose prices appreciated in 2009. We think that bond investors, in general, may be in for challenges ahead and that a conservative approach may be prudent.

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Portfolio Managers: American Funds Team Members — Abner D. Goldstine, John H. Smet, David C. Barclay and Mark H. Dalzell

6 Annual Report 2009

Fund Performance	American Funds NVIT Bond Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	Inception[2]

Class II	12.15%	2.53%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on May 1, 2006.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class II	0.86%	0.71%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Bond Fund versus performance of the Citigroup Broad Investment Grade (BIG) Bond Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Citigroup BIG Bond Index is an unmanaged, market capitalization-weighted fixed-income index that includes fixed-rate U.S. Treasury, government-sponsored, mortgage-backed, asset backed and investment-grade corporate securities with a maturity of one year or more; generally represents the U.S. investment-grade bond market.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Annual Report 7

Shareholder	American Funds NVIT Bond Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
American Funds NVIT			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Bond Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a,b]	07/01/09 - 12/31/09[a,b]

Class II	Actual		1,000.00	1,060.30	3.53	0.68
Shares	Hypothetical	[c]	1,000.00	1,021.78	3.47	0.68

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

8 Annual Report 2009

Statement of Assets and Liabilities
December 31, 2009

American Funds
NVIT Bond Fund

Assets:
Investments in Master Fund (cost $572,982,980)	$562,342,416
Cash	2,000
Receivable for capital shares issued	613,001

Total Assets	562,957,417

Liabilities:
Payable for investments purchased	587,375
Payable for capital shares redeemed	25,627
Accrued expenses and other payables:
Fund administration fees	20,218
Master feeder service provider fee	47,272
Distribution fees	118,181
Administrative services fees	73,367
Accounting and transfer agent fees	736
Trustee fees	4,806
Custodian fees	3,049
Compliance program costs (Note 3)	3,623
Professional fees	20,626
Printing fees	14,978
Other	11,259

Total Liabilities	931,117

Net Assets	$562,026,300

Represented by:
Capital	$570,585,792
Accumulated undistributed net investment income	12,418,545
Accumulated net realized losses from investment transactions	(10,337,473)
Net unrealized appreciation/(depreciation) from investments	(10,640,564)

Net Assets	$562,026,300

Net Assets:
Class II Shares	$562,026,300

Total	$562,026,300

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	52,787,867

Total	52,787,867

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$10.65

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 9

Statement of Operations
For the Year Ended December 31, 2009

American Funds
NVIT Bond Fund

INVESTMENT INCOME:
Dividend income from Master Fund	$16,899,476

Total Income	16,899,476

Expenses:
Fund administration fees	191,731
Master feeder service provider fees	1,080,462
Distribution fees Class II Shares	1,080,462
Administrative services fees Class II Shares	1,080,714
Professional fees	69,389
Printing fees	35,487
Trustee fees	14,553
Custodian fees	17,415
Accounting and transfer agent fees	2,194
Compliance program costs (Note 3)	391
Other	25,163

Total expenses before earnings credit and expenses waived	3,597,961
Earnings credit (Note 4)	(15)
Expenses waived for Master feeder service provider fees (Note 3)	(648,280)

Net Expenses	2,949,666

NET INVESTMENT INCOME	13,949,810

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(8,682,191)
Net change in unrealized appreciation/(depreciation) from investments	43,599,080

Net realized/unrealized gains from investments	34,916,889

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$48,866,699

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2009

Statements of Changes in Net Assets

	American Funds NVIT Bond Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$13,949,810	$18,458,578
Net realized losses from investment transactions	(8,682,191)	(933,271)
Net change in unrealized appreciation/(depreciation) from investments	43,599,080	(48,405,933)

Change in net assets resulting from operations	48,866,699	(30,880,626)

Distributions to Shareholders From:
Net investment income:
Class II	(1,531,235)	(19,020,114)
Class VII (a)	–	(6)
Net realized gains:
Class II	(146,336)	(230,211)
Class VII (a)	–	(1)

Change in net assets from shareholder distributions	(1,677,571)	(19,250,332)

Change in net assets from capital transactions	169,953,778	218,058,521

Change in net assets	217,142,906	167,927,563

Net Assets:
Beginning of year	344,883,394	176,955,831

End of year	$562,026,300	$344,883,394

Accumulated undistributed net investment income at end of year	$12,418,545	$–

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$221,778,168	$249,307,817
Dividends reinvested	1,677,571	19,250,325
Cost of shares redeemed	(53,501,961)	(50,498,658)

Total Class II	169,953,778	218,059,484

Class VII Shares (a)
Proceeds from shares issued	–	–
Dividends reinvested	–	7
Cost of shares redeemed	–	(970)

Total Class VII	–	(963)

Change in net assets from capital transactions	$169,953,778	$218,058,521

SHARE TRANSACTIONS:
Class II Shares
Issued	21,932,993	23,012,709
Reinvested	160,073	2,019,970
Redeemed	(5,478,945)	(4,636,358)

Total Class II Shares	16,614,121	20,396,321

Class VII Shares (a)
Issued	–	–
Reinvested	–	1
Redeemed	–	(98)

Total Class VII Shares	–	(97)

Total change in shares	16,614,121	20,396,224

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective December 3, 2008, the Fund ceased offering Class VII Shares.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

American Funds NVIT Bond Fund

		Operations			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains (Losses)	Total	Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	from	from	Investment	Realized	Return of	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income (a)	Investments	Operations	Income	Gains	Capital	Distributions	of Period	Return (b)	Period	Net Assets (c)(d)	Net Assets (c)	Net Assets (c)(d)(e)	Turnover
Class II Shares
Year Ended December 31, 2009 (g)	$9.53	0.33	0.82	1.15	(0.03)	–	–	(0.03)	$10.65	12.15%	$562,026,300	0.68%	3.22%	0.83%	125.00%
Year Ended December 31, 2008	$11.22	0.55	(1.66)	(1.11)	(0.57)	(0.01)	–	(0.58)	$9.53	(9.87%)	$344,883,394	0.71%	6.79%	0.86%	63.00%
Year Ended December 31, 2007	$11.72	0.84	(0.50)	0.34	(0.84)	–	–	(0.84)	$11.22	2.98%	$176,954,744	0.63%	10.21%	0.78%	57.00%
Period Ended December 31, 2006 (h)	$11.45	0.38	0.21	0.59	(0.14)	–	(0.18)	(0.32)	$11.72	5.30%	$33,672,512	0.79%	0.47%	0.97%	57.00%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Master fund.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expenses do not include expenses from the Master Fund.
(e)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the American Funds NVIT Bond Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in another mutual fund, the American Bond Fund (the “Master Fund”), a series of the American Funds Insurance Series®, (“American Funds”), which invests directly in individual securities. The Fund, therefore, has the same investment objective and limitations as the Master Fund in which the Fund invests. The financial statements of the Master Fund’s portfolio, including the Statement of Investments, are included elsewhere in this report and should be read with the Fund’s financial statements. The percentage of the Master Fund’s portfolio owned by the Fund December 31, 2009, was 6.69%.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

The net asset value (“NAV”) per share of a class of the Fund is calculated by taking the market value of the shares of the Master Fund and other assets owned by the Fund that are allocated to the class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. The Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) (“Close of Trading”) on each day the Exchange is open for trading (“Business Day”).

The Master Fund calculates its NAV at the Close of Trading on each Business Day. Assets held by the Master Fund are valued primarily on the basis of market quotations. The Master Fund, however, has adopted procedures for making “fair value” determinations if market quotations are not readily available. For example, if events occur between the close of markets outside the United States and the Close of Trading that, in the opinion of Capital Research and Management Company (“Capital Research”), the Master Fund’s investment adviser, materially affect the value of the portfolio securities of the Master Fund, the securities will be valued in accordance with the Master Fund’s fair value procedures. Use of these procedures is intended to result in more appropriate NAVs. In addition, such use is intended to reduce, if not eliminate, potential arbitrage opportunities otherwise available to short-term investors in the Master Fund.

Please refer to the Master Fund Annual Report that is included with this report for the Master Fund’s Security Valuation Policies.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as

2009 Annual Report 13

Notes to Financial Statements (Continued)
December 31, 2009

SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type	Level 1	Level 2	Level 3	Total

Investment in Master Fund	$562,342,416	$—	$—	$562,342,416

Amounts designated as “—” are zero.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(d)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding

14 Annual Report 2009

how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust.

3. Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”)), provides non-investment master-feeder operation support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM will waive 0.15% of the fees NMF receives for providing the Fund with non-investment master-feeder operational support services until May 1, 2010.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSCI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

2009 Annual Report 15

Notes to Financial Statements (Continued)
December 31, 2009

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive Fund, the NVIT Investor Destinations Moderately Aggressive Fund, the NVIT Investor Destinations Moderate Fund, the NVIT Investor Destinations Moderately Conservative Fund, the NVIT Investor Destinations Conservative Fund, the NVIT Investor Destinations Capital Appreciation Fund, and the NVIT Investor Destinations Balanced Fund (collectively, the “Investor Destinations Funds”) and the NVIT Cardinal Agressive Fund, the NVIT Cardinal Moderately Aggressive Fund, the NVIT Cardinal Capital Appreciation Fund, the NVIT Cardinal Moderate Fund, the NVIT Cardinal Balanced Fund, the NVIT Cardinal Moderately Conservative Fund, and the NVIT Cardinal Conservative Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2009, NFS received $1,080,714 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $391.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25% of Class II shares of the Fund.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s

16 Annual Report 2009

borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

6. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$1,531,265	$146,306	$1,677,571	$—	$1,677,571

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable	Return of	Total Distributions
Ordinary Income	Capital Gains	Distributions	Capital	Paid

$18,922,494	$327,838	$19,250,332	$—	$19,250,332

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed			Accumulated	Unrealized	Total
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Accumulated
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	Earnings (Deficit)

$12,418,546	$—	$12,418,546	$—	$—	$(20,978,038)	$(8,559,492)

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to wash sales.

Amounts designated as “—” are zero or have been rounded to zero.

2009 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2009

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$583,320,454	$—	$(20,978,038)	$(20,978,038)

7. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

18 Annual Report 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds NVIT Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2009 with the master fund’s transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

2009 Annual Report 19

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 1.84%.

The Fund designates $146,306, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

20 Annual Report 2009

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

2009 Annual Report 21

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

22 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

2009 Annual Report 23

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

24 Annual Report 2009

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2009 Annual Report 25

NVIT Cardinalsm Conservative Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

11	Statement of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Supplemental Information

26	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-CD-CON (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Cardinal Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved nor that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and initial public offerings (IPOs).

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Day-to-day market activity will likely cause the Fund’s asset allocations to fluctuate from the stated target. Under ordinary circumstances, the Adviser will periodically rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

2 Annual Report 2009

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

The Fund’s composite benchmark consists of 80% Barclays Capital (BARCAP) U.S. Aggregate Bond Index, 15% Dow Jones (DJ) Wilshire 5000 Composite Index, and 5% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Dow Jones (DJ) Wilshire 5000 Composite Index: An unmanaged, market capitalization-weighted index of all U.S.-headquartered equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

Morgan Stanley Capital International Europe Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Standard &Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Variable Insurance Trust Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Fund Advisors.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC, Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

NVIT Cardinalsm Conservative Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the NVIT Cardinal Conservative Fund (Class II at NAV) returned 13.02% versus 10.78% for its composite benchmark, which consists of 15% Russell 3000® Index, 5% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, and 80% Barclays Capital (BARCAP) U.S. Aggregate Bond Index, and 10.77% for its former benchmark, a blend of 80% BARCAP U.S. Aggregate Bond Index, 15% Dow Jones (DJ) Wilshire 5000 Composite Index and 5% MSCI EAFE Index.* For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 85 funds as of December 31, 2009) was 19.44% for the same time period.

* The composite benchmark for the NVIT Cardinal Conservative Fund changed as stated above effective September 30, 2009.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, all 10 underlying investments within the Fund posted positive returns. The NVIT Multi-Manager Large Cap Growth Fund and the NVIT Multi-Manager Large Cap Value Fund (with target allocations within the Fund of 5% each during the reporting period) provided the most positive relative returns for the Fund, gaining 30.07% and 27.77%, respectively, during the reporting period. The U.S. large-capitalization equity market rebounded strongly during the last three quarters of 2009.

What areas of investment detracted from Fund performance?

Those underlying investments that provided the least-positive contribution to the Fund’s overall returns were the NVIT Money Market Fund and the NVIT Short Term Bond Fund. These two underlying funds returned 0.09% and 7.53%, respectively, and had target allocations within the Fund of 10% and 30%, respectively, during the reporting period. Money market instruments posted returns that were barely positive during the reporting period; the low-interest-rate environment that had prevailed since 2008 (a reaction to the weakened economy) resulted in minuscule returns for high-quality money market instruments. The Fund’s exposure to U.S. Treasury and government Agency securities generally detracted from Fund performance during the reporting period.

What is your outlook for the near term?

In considering the markets ahead of us, we think a look back is instructive. We witnessed two very different market environments during the reporting period. January through early March was characterized by continued deterioration of financial and economic conditions on a global scale that was experienced in 2008. Virtually all equity markets declined dramatically, and investor selling was largely indiscriminate as investors fled from nearly all asset classes with the exception of U.S. Treasury bonds. In March 2009, however, global equity markets began rallying on the back of new initiatives from the U.S. government, improving economic data and strengthening corporate earnings. We believe the current rally should lead to a return of a more normal market environment, at least as viewed from a historical perspective. Market volatility levels have subsided, liquidity has increased in the credit markets, and investor confidence has improved. A fair amount of optimism, though cautious, has finally returned to global equity markets.

The events of the past year should serve to reinforce the critical importance of investing in a broadly diversified portfolio of investments.

2009 Annual Report 5

NVIT Cardinalsm Conservative Fund
Continued

The table below lists the target allocation as of December 31, 2009, for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period.

NVIT Cardinal Conservative Fund
Performance of Underlying Investments for Periods Ended December 31, 2009

		Target	1-year	5-year	Since	Inception
Asset Class	Underlying Investment	Allocation*	Return	Return	Inception	Date

Bonds	NVIT Core Bond Fund	20.0%	8.92%	N/A	4.49%	3/25/08
	NVIT Core Plus Bond Fund	20.0%	16.89%	N/A	9.33%	3/25/08
	NVIT Short Term Bond Fund	30.0%	7.53%	N/A	4.04%	3/25/08

Money Market	NVIT Money Market Fund	10.0%	0.09%	N/A	2.85%	4/28/06

Large-Cap Stocks	NVIT Multi-Manager Large Cap Growth Fund	5.0%	30.07%	N/A	-6.32%	3/25/08
	NVIT Multi-Manager Large Cap Value Fund	5.0%	27.77%	N/A	-7.40%	3/25/08

Mid-Cap Stocks	NVIT Multi-Manager Mid Cap Growth Fund	2.5%	27.23%	N/A	-8.10%	3/25/08
	NVIT Multi-Manager Mid Cap Value Fund	2.5%	30.90%	N/A	-2.99%	3/25/08

International Stocks	NVIT Multi-Manager International Growth Fund	2.5%	36.71%	N/A	-7.66%	3/25/08
	NVIT Multi-Manager International Value Fund	2.5%	30.09%	N/A	-13.81%	3/25/08

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class Y shares for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized.

*	Target allocations for each underlying investment are as of December 31, 2009. Day-to-day market activity will likely cause the Fund’s asset allocations to fluctuate from the stated target. Under ordinary circumstances, the Adviser will periodically rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice.

Portfolio Manager:
Thomas R. Hickey Jr., Nationwide Fund Advisors

6 Annual Report 2009

Fund Performance	NVIT Cardinal Conservative Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	Inception[2]

Class I	13.22%	2.90%

Class II	13.02%	2.84%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 28, 2008.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class I	0.99%	0.91%

Class II	1.24%	1.00%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Cardinal Conservative Fund versus performance of the Russell 3000 Index (a), the Composite Index (new) (b), the Composite Index (former) (c), the Dow Jones (DJ) Wilshire 5000 Total Market Index (d), the MSCI EAFE Index (e), the Barclays Capital U.S. Aggregate Bond Index (f), and the Consumer Price Index (CPI)(g). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Russell 3000 Index is a benchmark index comprised of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstructed annually to ensure new and growing equities are reflected.

(b)	The Composite Index (new) is comprised of 30% Russell 3000 Index, 10% MSCI EAFE Index and 60% Barclays Capital U.S. Aggregate Bond Index.

2009 Annual Report 7

Fund Performance	NVIT Cardinal Conservative Fund
Continued

(c)	The Composite Index (former) is comprised of 30% DJ wilshire 5000 Total Market Index, 10% MSCI EAFE Index and 60% Barclays Capital U.S. Aggregate Bond Index.

(d)	The DJ Wilshire 5000 Total Market Index represents the broadest index for the U.S. equity market, measuring the performance of all U.S.-headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index.

(e)	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

(f)	The Barclays Capital U.S. Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, Government-Related, Corporate, and Securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million.

(g)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

8 Annual Report 2009

Shareholder	NVIT Cardinal Conservative Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
NVIT Cardinal			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Conservative Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a,b]	07/01/09 - 12/31/09[a,b]

Class I Shares	Actual		1,000.00	1,074.70	1.57	0.30
	Hypothetical	[c]	1,000.00	1,023.69	1.53	0.30

Class II Shares	Actual		1,000.00	1,074.20	2.09	0.40
	Hypothetical	[c]	1,000.00	1,023.19	2.04	0.40

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 9

Portfolio Summary	NVIT Cardinal Conservative Fund
December 31, 2009

Asset Allocation

Fixed Income Funds	70.1%
Equity Funds	19.9%
Money Market Fund	10.0%
Liabilities in excess of other assets‡	0.0%

100.0%

Top Holdings†

NVIT Short-Term Bond Fund, Class Y	30.1%
NVIT Core Plus Bond Fund, Class Y	20.0%
NVIT Core Bond Fund, Class Y	20.0%
NVIT Money Market Fund, Class Y	10.0%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	5.0%
NVIT Multi-Manager Large Cap Value Fund, Class Y	4.9%
NVIT Multi-Manager International Growth Fund, Class Y	2.5%
NVIT Multi-Manager International Value Fund, Class Y	2.5%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	2.5%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	2.5%

100.0%

‡	Rounds to less than 0.1%.

†	Percentages indicated are based upon total investments as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2009

Statement of Investments
December 31, 2009

NVIT Cardinal Conservative Fund

Mutual Funds 100.0% (a)

	Shares	Market Value

Equity Funds 19.9%
NVIT Multi-Manager International Growth Fund, Class Y	587,736	$5,083,917
NVIT Multi-Manager International Value Fund, Class Y	515,092	5,058,205
NVIT Multi-Manager Large Cap Growth Fund, Class Y	1,158,080	10,075,293
NVIT Multi-Manager Large Cap Value Fund, Class Y	1,204,736	10,059,545
NVIT Multi-Manager Mid Cap Growth Fund, Class Y*	599,525	5,042,003
NVIT Multi-Manager Mid Cap Value Fund, Class Y	550,810	5,034,407

Total Equity Funds (cost $33,079,724)		40,353,370

Fixed Income Funds 70.1%

NVIT Core Bond Fund, Class Y	3,975,699	40,591,883
NVIT Core Plus Bond Fund, Class Y	3,765,858	40,671,262
NVIT Short-Term Bond Fund, Class Y	5,934,528	61,006,945

Total Fixed Income Funds (cost $138,873,966)		142,270,090

Money Market Fund 10.0%

NVIT Money Market Fund, Class Y, 0.00% (b)	20,335,668	20,335,668

(cost $20,335,668)

Total Mutual Funds (cost $192,289,358)		202,959,128

Total Investments (cost $192,289,358) (c) — 100.0%		202,959,128

Liabilities in excess of other assets — 0.0%		(84,151)

NET ASSETS — 100.0%		$202,874,977

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of December 31, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Statement of Assets and Liabilities
December 31, 2009

NVIT Cardinal Conservative Fund

Assets:
Investments in affiliated funds, at value (cost $192,289,358)	$202,959,128
Receivable for capital shares issued	255,799
Prepaid expenses and other assets	27,115

Total Assets	203,242,042

Liabilities:
Payable for investments purchased	255,280
Payable for capital shares redeemed	519
Accrued expenses and other payables:
Investment advisory fees	33,628
Distribution fees	41,738
Administrative services fees	8,056
Accounting and transfer agent fees	743
Trustee fees	1,886
Custodian fees	963
Compliance program costs (Note 3)	1,424
Professional fees	7,927
Printing fees	6,863
Other	8,038

Total Liabilities	367,065

Net Assets	$202,874,977

Represented by:
Capital	$190,193,060
Accumulated net realized gains from investment transactions	2,012,147
Net unrealized appreciation/(depreciation) from investments	10,669,770

Net Assets	$202,874,977

Net Assets:
Class I Shares	$1,379,456
Class II Shares	201,495,521

Total	$202,874,977

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	137,104
Class II Shares	20,023,043

Total	20,160,147

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.06
Class II Shares	$10.06

The accompanying notes are an integral part of these financial statements.

12 Annual Report 2009

Statement of Operations
For the Year Ended December 31, 2009

NVIT Cardinal Conservative Fund

INVESTMENT INCOME:
Dividend income from affiliated funds	$3,441,441

Total Income	3,441,441

EXPENSES:
Investment advisory fees	256,985
Distribution fees Class II Shares	317,793
Administrative services fees Class I Shares	688
Administrative services fees Class II Shares	63,786
Professional fees	22,562
Printing fees	24,091
Trustee fees	4,298
Custodian fees	3,252
Accounting and transfer agent fees	2,246
Compliance program costs (Note 3)	980
Other	10,521

Total expenses before earnings credit and expenses waived	707,202
Earnings credit (Note 4)	(2)
Distribution fees voluntarily waived — Class II (Note 3)	(203,390)

Net Expenses	503,810

NET INVESTMENT INCOME	2,937,631
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from affiliated funds	1,053,803
Net realized gains from investment transactions with affiliated funds	883,341

Net realized gains from investment transactions with affiliated funds	1,937,144
Net change in unrealized appreciation/(depreciation) from investments with affiliated funds	12,675,774

Net realized/unrealized gains from affiliated fund investments	14,612,918

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$17,550,549

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 13

Statements of Changes in Net Assets

	NVIT Cardinal Conservative Fund

	Year Ended	Period Ended
	December 31, 2009	December 31, 2008 (a)

Operations:
Net investment income	$2,937,631	$554,680
Net realized gains/(losses) from investments	1,937,144	(246,762)
Net change in unrealized appreciation/(depreciation) from investments	12,675,774	(2,006,004)

Change in net assets resulting from operations	17,550,549	(1,698,086)

Distributions to Shareholders From:
Net investment income:
Class I	(35,176)	(20,623)
Class II	(3,947,006)	(568,369)
Net realized gains:
Class I	(2,537)	(2,337)
Class II	(363,475)	(83,435)
Return of capital:
Class I	–	(142)
Class II	–	(4,930)

Change in net assets from shareholder distributions	(4,348,194)	(679,836)

Change in net assets from capital transactions	138,077,152	53,973,392

Change in net assets	151,279,507	51,595,470

Net Assets:
Beginning of year	51,595,470	–

End of year	$202,874,977	$51,595,470

Accumulated undistributed net investment income at end of year	$–	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,209,425	$1,827,792
Dividends reinvested	37,713	23,102
Cost of shares redeemed	(1,368,482)	(354,866)

Total Class I	(121,344)	1,496,028

Class II Shares
Proceeds from shares issued	159,704,370	57,251,421
Dividends reinvested	4,310,481	656,734
Cost of shares redeemed	(25,816,355)	(5,430,791)

Total Class II	138,198,496	52,477,364

Change in net assets from capital transactions:	$138,077,152	$53,973,392

SHARE TRANSACTIONS:
Class I Shares
Issued	131,196	185,585
Reinvested	3,843	2,491
Redeemed	(147,224)	(38,787)

Total Class I Shares	(12,185)	149,289

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

14 Annual Report 2009

	NVIT Cardinal Conservative Fund

	Year Ended	Period Ended
	December 31, 2009	December 31, 2008 (a)

SHARE TRANSACTIONS: (continued)
Class II Shares
Issued	$16,674,008	$6,013,059
Reinvested	433,374	71,791
Redeemed	(2,588,420)	(580,769)

Total Class II Shares	14,518,962	5,504,081

Total change in shares	14,506,777	5,653,370

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 15

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

NVIT Cardinal Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains (Losses)	Total	Net	Net	Return		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	from	from	Investment	Realized	of	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Capital	Distributions	of Period	Return (a)	of Period	Net Assets (b)	Net Assets (b)	Net Assets (b)(c)	Turnover (d)

Class I Shares
Year Ended December 31, 2009 (e)	$9.12	0.20	1.00	1.20	(0.24)	(0.02)	–	(0.26)	$10.06	13.22%	$1,379,456	0.31%	2.04%	0.31%	23.61%
Period Ended December 31, 2008 (f)	$10.00	0.15	(0.85)	(0.70)	(0.16)	(0.02)	–	(0.18)	$9.12	(7.11%)	$1,362,171	0.29%	2.15%	0.40%	24.30%

Class II Shares
Year Ended December 31, 2009 (e)	$9.13	0.22	0.96	1.18	(0.23)	(0.02)	–	(0.25)	$10.06	13.02%	$201,495,521	0.39%	2.28%	0.55%	23.61%
Period Ended December 31, 2008 (f)	$10.00	0.14	(0.84)	(0.70)	(0.15)	(0.02)	–	(0.17)	$9.13	(7.04%)	$50,233,299	0.42%	3.52%	0.66%	24.30%

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

16 Annual Report 2009

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Conservative Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

The Fund is constructed as a “fund of funds,” which means that the Fund pursues its investment objective by allocating the Fund’s investments primarily among other mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of Investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset values (“NAV“s) as reported by the Underlying Funds.

The following are the Valuation policies of the Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment company securities are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

2009 Annual Report 17

Notes to Financial Statements (Continued)
December 31, 2009

Investments held by money market funds are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. A money market fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The fair value of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a fair value may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at an appropriate method of determining fair value. For example, fair value determinations may take into account a significant event that materially affects the value of a domestic or foreign security but which occurs after the time of the close of the principal market on which such domestic or foreign security trades and before Valuation Time. Typically, this will involve an event occurring between the close of a foreign market on which a security trades and the next Valuation Time.

The Underlying Funds value foreign equity securities at fair value in the circumstances described below, among others. Generally, trading in foreign securities markets is completed each day at various times prior to Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and Valuation Time, the Underlying Funds fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Underlying Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. Securities fair valued as of December 31, 2009 are noted on the Statement of Investments.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets.

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc).

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

18 Annual Report 2009

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Mutual Funds	$202,959,128	$—	$—	$202,959,128

Total	$202,959,128	$—	$—	$202,959,128

Amounts designated as “—” are zero or have been rounded to zero.

*	See Statement of Investments for identification of securities by type and industry classification.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(d)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2008 to 2009 remain subject to examination by the Internal Revenue Service.

2009 Annual Report 19

Notes to Financial Statements (Continued)
December 31, 2009

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust. Income, Fund expenses, and realized and unrealized gains or losses are allocated among the Classes of shares of the Fund based on the relative value of the shares of each class outstanding. Under this method, each class of shares participates based on the total NAV of the class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets and the following schedule (percentages indicate an annual basis):

Fee Schedule	Total Fees

All Assets	0.20%

The Trust and NFA have entered into a written Expense Limitation Agreement, which limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative servicing fees and certain other expenses) from exceeding 0.28% for the Fund’s Class I and Class II shares until April 30, 2010, however, the Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees at any time.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. Potential reimbursements by the Fund expire within three years from the fiscal year in which the corresponding waiver or reimbursement was made by NFA.

As of December 31, 2009, the cumulative potential reimbursements, listed by the year in which NFA waived or reimbursed fees or expenses to the Fund, are:

For the period ended	Fiscal Year
2008 (a)	2009
Amount	Amount	Total

$13,347	$—	$13,347

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period March 28, 2008 (commencement of operations) to December 31, 2008.

20 Annual Report 2009

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. The Fund does not pay a fee for these services.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I and Class II of the Fund. For the year ended December 31, 2009, NFS received $64,474 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $980.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25% of Class II shares of the Fund. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least May 1, 2010. During the year ended December 31, 2009, the waiver of such distribution fees by NFD amounted to $203,390.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management fees of the Underlying Funds and short-term investments the Underlying Funds hold. These expenses are deducted from each of the Underlying Funds’ net assets before their share prices are calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are spread among the Underlying Funds.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and

2009 Annual Report 21

Notes to Financial Statements (Continued)
December 31, 2009

earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

For the year ended December 31, 2009, the Fund had purchases of $168,151,329 and sales of $30,358,310 (excluding short-term securities).

6. Portfolio Investment Risks from Underlying Funds

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk. The Underlying Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Underlying Fund.

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$4,221,097	$127,097	$4,348,194	$—	$4,348,194

Amounts designated as “—” are zero or have been rounded to zero.

22 Annual Report 2009

The tax character of distributions paid during the period ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$597,362	$77,402	$674,764	$5,072	$679,836

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$573,896	$1,430,285	$2,004,181	$—	$—	$10,677,736	$12,681,917

Amounts designated as “—” are zero or have been rounded to zero.

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to wash sales.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$192,281,392	$10,677,736	$—	$10,677,736

9. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

2009 Annual Report 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinalsm Conservative Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009 and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period March 28, 2008 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

24 Annual Report 2009

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 2.66%.

The Fund designates $127,097, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

2009 Annual Report 25

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

26 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

2009 Annual Report 27

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“National Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

28 Annual Report 2009

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

2009 Annual Report 29

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

30 Annual Report 2009

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2009 Annual Report 31

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American Funds NVIT Growth Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

8	Statement of Assets and Liabilities

9	Statement of Operations

10	Statements of Changes in Net Assets

11	Financial Highlights

12	Notes to Financial Statements

18	Report of Independent Registered Public Accounting Firm

19	Supplemental Information

20	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-AM-GR (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The American Funds NVIT Growth Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Growth Fund (the “Master Growth Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds may also invest in the Master Growth Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Growth Fund borne by the remaining feeder fund shareholders, including the Fund.

Principal Risks

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Growth investing involves buying stocks that have relatively high prices in relation to their earnings. Because of these higher valuations, investing in growth stocks may be more risky than investing in companies with more modest growth expectations. Growth stocks also may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. During periods of growth stock underperformance, the Fund may underperform other funds that use different investing styles.

Small- and mid-sized company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have

2 Annual Report 2009

been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG and Capital Research and Management Company. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Capital Research and Management Company.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Capital Research and Management Company.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

American Funds NVIT Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the American Funds NVIT Growth Fund (Class II at NAV) returned 38.78% versus 26.47% for its benchmark, the Standard & Poor’s 500® (S&P 500) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Multi-Cap Growth Funds (consisting of 120 funds as of December 31, 2009) was 40.72% for the same time period.

Below is the 2009 annual report commentary from the American Funds Insurance Series® Growth Fund (referred to as the “Master Fund,” which is the sole investment of the Growth Fund). The Master Fund’s performance return shown below and the Growth Fund’s performance return given above are different because different expense ratios apply to the Master Fund versus the Growth Fund.

The Growth Fund gained 39.41% for the 12 months ended December 31, 2009, while the S&P 500 rose 26.47%.

This was a year in which we stuck to our knitting in terms of looking for strong companies with good balance sheets and cash flows, particularly in industries we had anticipated would do well in a recovery. The information technology companies in the portfolio had very strong returns. It was also a good year for the portfolio’s holdings in companies in the health care, resources and financials sectors. Among financial companies, the fund particularly benefited from certain stock purchases near the bottom. Investments in consumer discretionary companies also did well.

We are cautiously optimistic going forward, as the U.S. economy appears to be improving slowly. We will remain focused on companies that we believe have the potential to do well as we continue to recover from last year’s recession. As always, we are committed to scrutinizing companies in the portfolio, as well as potential additions to the portfolio, with an eye toward long-term growth.

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Portfolio Managers:
American Funds Team Members – Donnalisa Barnum, Ronald B. Morrow, Gregg E. Ireland and Michael T. Kerr

2009 Annual Report 5

Fund Performance	American Funds NVIT Growth Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	Inception[2]

Class II	38.78%	-2.88%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on May 1, 2006.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class II	0.85%	0.70%

*	Current effective prospectus. The difference between gross and net operating expense reflects contractual waivers in place through May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Growth Fund versus performance of the Standard & Poor’s 500 Index (S&P 500 Index)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The S&P 500 Index is a unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	American Funds NVIT Growth Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
American Funds NVIT Growth Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a,b]	07/01/09 - 12/31/09[a,b]

Class II Shares	Actual		1,000.00	1,231.50	3.99	0.71
	Hypothetical	[c]	1,000.00	1,021.63	3.62	0.71

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Statement of Assets and Liabilities
December 31, 2009

American Funds
NVIT Growth Fund

Assets:
Investments in Master Fund (cost $242,979,439)	$198,462,697
Cash	2,000
Receivable for capital shares issued	86,928
Prepaid expenses and other assets	69

Total Assets	198,551,694

Liabilities:
Payable for investments purchased	78,823
Payable for capital shares redeemed	8,105
Accrued expenses and other payables:
Fund administration fees	7,081
Master feeder service provider fee	16,543
Distribution fees	41,357
Administrative services fees	46,420
Accounting and transfer agent fees	736
Trustee fees	1,672
Compliance program costs (Note 3)	1,265
Professional fees	7,072
Printing fees	16,099
Other	3,232

Total Liabilities	228,405

Net Assets	$198,323,289

Represented by:
Capital	$264,831,622
Accumulated undistributed net investment income	346,822
Accumulated net realized losses from investment transactions	(22,338,413)
Net unrealized appreciation/(depreciation) from investments	(44,516,742)

Net Assets	$198,323,289

Net Assets:
Class II Shares	$198,323,289

Total	$198,323,289

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	4,310,514

Total	4,310,514

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$46.01

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Operations
For the Year Ended December 31, 2009

American Funds
NVIT Growth Fund

INVESTMENT INCOME:
Dividend income from Master Fund	$1,429,659

Total Income	1,429,659

EXPENSES:
Fund administration fees	66,858
Master feeder service provider fees	377,624
Distribution fees Class II Shares	377,624
Administrative services fees Class II Shares	381,308
Professional fees	24,333
Printing fees	59,805
Trustee fees	5,047
Custodian fees	5,972
Accounting and transfer agent fees	2,193
Compliance program costs (Note 3)	529
Other	8,535

Total expenses before earnings credit and waived expenses	1,309,828
Earnings credit (Note 4)	(419)
Expenses waived for Master feeder service provider fees	(226,575)

Net Expenses	1,082,834

NET INVESTMENT INCOME	346,825

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(20,276,583)
Net change in unrealized appreciation/(depreciation) from investments	69,409,737

Net realized/unrealized gains from investments	49,133,154

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$49,479,979

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 9

Statements of Changes in Net Assets

	American Funds NVIT Growth Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$346,825	$917,168
Net realized gains/(losses) from investments	(20,276,583)	18,193,889
Net change in unrealized appreciation/(depreciation) from investments	69,409,737	(117,349,238)

Change in net assets resulting from operations	49,479,979	(98,238,181)

Distributions to Shareholders From:
Net investment income:
Class II	–	(3,782,467)
Class VII (a)	–	(12)
Net realized gains:
Class II	(17,953,428)	(10,823,756)
Class VII (a)	–	(55)

Change in net assets from shareholder distributions	(17,953,428)	(14,606,290)

Change in net assets from capital transactions	32,057,307	66,584,694

Change in net assets	63,583,858	(46,259,777)

Net Assets:
Beginning of year	134,739,431	180,999,208

End of year	$198,323,289	$134,739,431

Accumulated undistributed net investment income at end of year	$346,822	$—

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$41,844,313	$67,341,710
Dividends reinvested	17,953,428	14,606,223
Cost of shares redeemed	(27,740,434)	(15,362,667)

Total Class II	32,057,307	66,585,266

Class VII Shares (a)
Proceeds from shares issued	–	–
Dividends reinvested	–	67
Cost of shares redeemed	–	(639)

Total Class VII	–	(572)

Change in net assets from capital transactions:	$32,057,307	$66,584,694

SHARE TRANSACTIONS:
Class II Shares
Issued	1,007,018	1,132,181
Reinvested	410,834	283,842
Redeemed	(753,590)	(278,165)

Total Class II Shares	664,262	1,137,858

Class VII Shares (a)
Issued	–	–
Reinvested	–	1
Redeemed	–	(17)

Total Class VII Shares	–	(16)

Total change in shares	664,262	1,137,842

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective December 3, 2008, the Fund ceased offering Class VII Shares.

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Growth Fund

		Operations			Distributions					Ratios / Supplemental Data

													Ratio of
			Net Realized										Expenses
			and									Ratio of Net	(Prior to
	Net Asset		Unrealized								Ratio of	Investment	Reimbursements)
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	to Average
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	Net	Portfolio
	of Period	Income (a)	Investments	Operations	Income	Gains	Distributions	of Period	Return (b)	of Period	Net Assets (c)	Net Assets (c)	Assets (c)(d)(e)	Turnover (f)

Class II Shares
Year Ended December 31, 2009 (g)	$36.95	0.10	13.97	14.07	–	(5.01)	(5.01)	$46.01	38.78%	$198,323,289	0.72%	0.23%	0.87%	37.00%
Year Ended December 31, 2008	$72.16	0.28	(30.91)	(30.63)	(1.14)	(3.44)	(4.58)	$36.95	(44.21%)	$134,739,431	0.70%	0.53%	0.88%	26.00%
Year Ended December 31, 2007	$64.82	0.35	7.37	7.72	(0.36)	(0.02)	(0.38)	$72.16	11.90%	$180,998,045	0.65%	0.68%	0.80%	40.00%
Period Ended December 31, 2006 (h)	$62.91	0.39	1.92	2.31	(0.40)	–	(0.40)	$64.82	3.68%	$74,804,427	0.74%	1.90%	0.91%	35.00%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Master fund.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Expenses do not include expenses from the Master Fund.
(f)	Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the American Funds NVIT Growth Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in another mutual fund, the American Growth Fund (the “Master Fund”), a series of the American Funds Insurance Series®, (“American Funds”), which invests directly in individual securities. The Fund, therefore, has the same investment objective and limitations as the Master Fund in which the Fund invests. The financial statements of the Master Fund’s portfolio, including the Statement of Investments, are included elsewhere in this report and should be read with the Fund’s financial statements. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2009, was 0.79%.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

The net asset value (“NAV”) per share of a class of the Fund is calculated by taking the market value of the shares of the Master Fund and other assets owned by the Fund that are allocated to the class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. The Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) (“Close of Trading”) on each day the Exchange is open for trading (“Business Day”).

The Master Fund calculates its NAV at the Close of Trading on each Business Day. Assets held by the Master Fund are valued primarily on the basis of market quotations. The Master Fund, however, has adopted procedures for making “fair value” determinations if market quotations are not readily available. For example, if events occur between the close of markets outside the United States and the Close of Trading that, in the opinion of Capital Research and Management Company (“Capital Research”), the Master Fund’s investment adviser, materially affect the value of the portfolio securities of the Master Fund, the securities will be valued in accordance with the Master Fund’s fair value procedures. Use of these procedures is intended to result in more appropriate NAVs. In addition, such use is intended to reduce, if not eliminate, potential arbitrage opportunities otherwise available to short-term investors in the Master Fund.

Please refer to the Master Fund Annual Report that is included with this report for the Master Fund’s Security Valuation Policies.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as

12 Annual Report 2009

SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — Quoted prices in active markets for identical assets

•	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Investment in Master Fund	$198,462,697	$—	$—	$198,462,697

Total	$198,462,697	$—	$—	$198,462,697

Amounts designated as “—” are zero or have been rounded to zero.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

2009 Annual Report 13

Notes to Financial Statements (Continued)
December 31, 2009

(d)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2006 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust.

3. Transactions with Affiliates

Under the terms of the Mater Fund’s Investment Advisory Agreement, Capital Research manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFDSI”) (a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”)) provides non-investment master-feeder operation support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee at an annual rate of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM will waive 0.15% of the fees NFM receives for providing the Fund with non-investment master-feeder operational support services until May 1, 2010.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated

14 Annual Report 2009

proportionately among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive Fund, the NVIT Investor Destinations Moderately Aggressive Fund, the NVIT Investor Destinations Moderate Fund, the NVIT Investor Destinations Moderately Conservative Fund, the NVIT Investor Destinations Conservative Fund, the NVIT Investor Destinations Capital Appreciation Fund, and the NVIT Investor Destinations Balanced Fund (collectively, the “Investor Destinations Funds”) and the NVIT Cardinal Aggressive Fund, the NVIT Cardinal Moderately Aggressive Fund, the NVIT Cardinal Capital Appreciation Fund, the NVIT Cardinal Moderate Fund, the NVIT Cardinal Balanced Fund, the NVIT Cardinal Moderately Conservative Fund, and the NVIT Cardinal Conservative Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2009, NFS received $381,308 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $529.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed 0.25% of Class II shares of the Fund.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under

2009 Annual Report 15

Notes to Financial Statements (Continued)
December 31, 2009

this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

6. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$—	$17,953,428	$17,953,428	$—	$17,953,428

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from
	Net Long-Term	Total Taxable		Total Distributions
Ordinary Income	Capital Gains	Distributions	Return of Capital	Paid

$5,666,981	$8,939,309	$14,606,290	$—	$14,606,290

Amounts designated as “—” are zero or have been rounded to zero.

16 Annual Report 2009

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
Ordinary	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$346,822	$—	$346,822	$—	($8,182,951)	($58,672,204)	($66,508,333)

Amounts designated as “—” are zero or have been rounded to zero.

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to wash sales.

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$257,134,901	$—	($58,672,204)	($58,672,204)

As of December 31, 2009, for Federal income tax purposes, the capital loss carry forward available to offset capital gains, if any, to the extent provided by the treasury regulations was as follows and in any given year may be limited due to large shareholder redemptions or contributions:

Amount	Expires

$8,182,951	2017

7. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

2009 Annual Report 17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds NVIT Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2009 with the master fund’s transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

18 Annual Report 2009

Supplemental Information
(Unaudited)

Other Federal Tax Information

For the taxable year ended December 31, 2009, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 67.27%.

The Fund designates $17,953,428, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

2009 Annual Report 19

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

20 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

2009 Annual Report 21

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS.

22 Annual Report 2009

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2009 Annual Report 23

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

24 Annual Report 2009

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American Funds NVIT Growth-Income Fund
AnnualReport
December 31, 2009

Contents

1	Message to Shareholders

8	Statement of Assets and Liabilities

9	Statement of Operations

10	Statements of Changes in Net Assets

11	Financial Highlights

12	Notes to Financial Statements

18	Report of Independent Registered Public Accounting Firm

19	Supplemental Information

20	Management Information

Statement Regarding Availability of Quarterly Portfolio Schedule.
Nationwide Variable Insurance Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Form N-Q available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-AM-GI (2/10)

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Message to Shareholders
December 31, 2009

Dear Shareholder,

During the past year, investors have experienced tumultuous markets, the most severe economic recession in our generation, and a job market that has stressed many of us to our financial and emotional limits.

The severe crisis has been met with equally aggressive action. In an effort to reverse the seizure of the credit markets and prevent a systemic collapse, the U.S. Treasury and the Federal Reserve System have lent unprecedented support to the financial system. This aid, in the form of access to capital, bailouts and nonrecourse loans, was granted to many of the institutions who exploited the system in the buildup to the crisis. The federal government also has endeavored to boost economic activity through the economic stimulus package, which has added significantly to the federal deficit.

The actions of many financial institutions and the remedies employed by the federal government, while exhibiting well-meaning intent during a period of intense crisis, also appear to have resulted in widespread distrust of our entire financial system. The current easy monetary policy and the longer-term issue of unprecedented deficits arguably have caused the once over-leveraged private economy to be replaced by public financing. While we believe the issue of whether the global financial system will collapse is over, uncertainty lingers. Inflation fears remain in check, but the fundamentals of economic growth and job creation appear to be weak, and threats still may imperil economic stability.

Against the backdrop of a weakened economy, the global equity market recovery accelerated and outstripped the expectations of all market watchers. From March 9, 2009, through December 31, 2009, the Standard & Poor’s 500® (S&P 500) Index rose more than 39%. Overselling during the fourth quarter of 2008 and first quarter of 2009 provided a portion of the catalyst for the double-digit positive stock market gains. Better-than-expected corporate earnings and an accommodating monetary policy may provide additional explanation for the rapid market rebound. These current events, however, are not as positive when examined more closely. Corporate earnings were largely driven by reductions in inventory achieved through reductions in capacity as well as productivity gains accomplished by job elimination and layoffs.

Our stance is that, amid the recent better news, we remain vigilant. More than ever, we need to help consumers develop greater financial literacy, and we must understand their changing needs and demands. The dichotomy of the very recent stock market euphoria versus the financial stress and uncertainty endured by individual investors is unsettling.

We exist to serve the long-term interests of our investors. At no time in our collective memory has the future direction of the economy and the financial markets been so unclear. Again, our approach to this environment is to remain vigilant against anticipated and unanticipated risks, remain focused on the long term, and continue to select and monitor investment managers of the highest quality. We remain committed to the underlying investing principles of prudent asset allocation and diversification that provide optimal risk-adjusted returns over the long term.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Variable Insurance Trust

2009 Annual Report 1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report is for informational purposes only, does not constitute advice, and is not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The American Funds NVIT Growth-Income Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Growth-Income Fund (the “Master Growth-Income Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds may also invest in the Master Growth-Income Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Growth-Income Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Growth-Income Fund borne by the remaining feeder fund shareholders, including the Fund.

Principal Risks

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Growth investing involves buying stocks that have relatively high prices in relation to their earnings. Because of these higher valuations, investing in growth stocks may be more risky than investing in companies with more modest growth expectations. Growth stocks also may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. During periods of growth stock underperformance, the Fund may underperform other funds that use different investing styles.

Small- and mid-sized company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have

2 Annual Report 2009

been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell Midcap® Index: An unmanaged index that measures the performance of mid-capitalization U.S. stocks; comprises the 800 smallest companies in the Russell 1000® Index (the 1,000 largest-capitalization U.S. companies).

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

About Nationwide Funds Group (NFG)

Commentary provided by NFG and Capital Research and Management Company. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. Nationwide Funds Group does not provide legal and tax advice.

Based in King of Prussia, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors, LLC (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, One Nationwide Plaza, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Capital Research and Management Company.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, 1000 Continental Drive, Suite 400, King of Prussia, Pa. 19406. NFD is not an affiliate of Capital Research and Management Company.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

2009 Annual Report 3

Summary of Market Environment

The following is a commentary from Nationwide Funds Group on market conditions for the annual reporting period ended December 31, 2009.

The beginning of 2009 was marked by what some observers would describe as a hangover from the worst economic decline since the stock market crash of 1929. In addition, many investors demonstrated a pronounced loss of confidence in financial institutions. The closing days of 2009 were marked by an equally impressive and, for some investors, shocking stock market recovery. The recovery, fueled by cost-cutting and speculation about a rebound of low-quality companies, drove the market, as represented by the Standard & Poor’s 500® (S&P 500) Index, to end the year with a gain of 26.5%.

Unfortunately, as the economy began to show signs of stabilization this year, the unemployment rate continued to climb. In October, the unemployment rate reached its peak, 10.2%, and ended the year slightly lower at 10.1%. December’s 0.3% month-over-month decline in U.S. retail sales served as a reminder that consumers still were not buying into the economic recovery. The sales number was lifted, however, by a price-related 1.0% rise in spending at the gasoline pump. Core retail sales (excluding motor vehicles) fell by 0.2%. Consumers were cautious with their spending as the holiday season began, due to such factors as: 1) the labor market’s continued lagging well behind the rest of the economy; 2) continued tight credit conditions; 3) weak income growth; and 4) households’ focus on paying down existing debts. Winners in the retail space included those companies with online sales distribution strategies.

On the equities front, while the S&P 500 gained 26.5% for the year, it was not the best-performing index by far. The clear winners in 2009 were growth companies. In particular, mid-capitalization firms in the information technology and consumer discretionary sectors did well. The Russell Midcap® Growth Index was up 46.3% for the year, and the Russell Midcap® Index returned 40.5% for the same period.

International emerging market stocks generally outperformed U.S. equities during 2009, as represented by the Morgan Stanley Capital International Emerging Markets (MSCI EM) Indexsm, which increased 78.51%. It is important to note that international stocks in general performed extremely well for the full-year period, gaining 31.8%, as measured by the broad Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The key drivers within the bond market were similar to those within the U.S. domestic equity market. While the Barclays Capital (BARCAP) U.S. Aggregate Bond Index was up 5.9% for the year through December 31, 2009, lower-quality corporate bonds proved to have the best returns during the period.

4 Annual Report 2009

American Funds
NVIT Growth-Income Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2009, the American Funds NVIT Growth-Income Fund (Class II at NAV) registered 30.69% versus 26.46% for its benchmark, the Standard & Poor’s 500® (S&P 500) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Multi-Cap Core Funds (consisting of 233 funds as of December 31, 2009) was 31.30% for the same time period.

Below is the 2009 annual report commentary from the American Funds Insurance Series® Growth Income Fund (referred to as the “Master Fund,” which is the sole investment of the American Funds NVIT Growth-Income Fund). The Master Fund’s performance return shown below and the American Funds NVIT Growth-Income Fund’s performance return given above are different because different expense ratios apply to the Master Fund versus the American Funds NVIT Growth-Income Fund.

Growth-Income Fund gained 31.24% for the 12 months ended December 31, 2009, while the S&P 500 rose 26.47%

The economic upturn now underway has been fueled by a lessening in the rate of inventory contraction and by the continued funding of government support programs. In such an environment, the investment professionals were able to take advantage of the fund’s flexibility to purchase securities that provided strong returns during the period. Though dividend yield is an important component of the investment strategy, some of the fund’s top holdings had little to no yield but did importantly add to full-year results.

Near term, gross domestic product (GDP) growth should show a sharp rebound, but we would not be surprised to see a period of sluggish growth emerge in 2011. At some point, overleveraged consumers will need to re-establish equilibrium in their household finances. In the meantime, we continue to pay close attention to the companies in which we invest and to rely on our comprehensive research effort in all our decisions.

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Portfolio Managers:
American Funds Team Members — James K. Dunton, Donald D. O’Neal, Claudia P. Huntington, J. Blair Frank and C. Ross Sappenfield

2009 Annual Report 5

Fund Performance	American Funds NVIT Growth-Income Fund

Average Annual Total Return1
(For periods ended December 31, 2009)

	1 Yr.	Inception[2]

Class II	30.69%	-8.12%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on April 27, 2007.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class II	0.86%	0.71%

*	Current effective prospectus. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2010. Please see the Fund’s most recent prospectus for details.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Growth-Income Fund versus performance of the Standard & Poor’s 500 Index (S&P 500 Index)(a), and the Consumer Price Index (CPI) (b) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Annual Report 2009

Shareholder	American Funds NVIT Growth-Income Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
 December 31, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
American Funds NVIT			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Growth-Income Fund			7/01/09	12/31/09	07/01/09 - 12/31/09[a,b]	07/01/09 - 12/31/09[a,b]

Class II Shares	Actual		1,000.00	1,231.50	4.16	0.74
	Hypothetical	[c]	1,000.00	1,021.48	3.77	0.74

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus

[c]	Represents the hypothetical 5% return before expenses.

2009 Annual Report 7

Statement of Assets and Liabilities
December 31, 2009

American Funds NVIT Growth-Income Fund

Assets:
Investments in Master Fund (cost $500,937,891)	$509,875,392
Cash	2,000
Receivable for capital shares issued	566,213
Prepaid expenses and other assets	1,283

Total Assets	510,444,888

Liabilities:
Payable for investments purchased	565,229
Payable for capital shares redeemed	984
Accrued expenses and other payables:
Fund administration fees	18,076
Master feeder service provider fee	42,286
Distribution fees	105,716
Administrative services fees	99,910
Accounting and transfer agent fees	736
Trustee fees	4,315
Custodian fees	2,648
Compliance program costs (Note 3)	3,325
Professional fees	17,683
Printing fees	2,307
Other	12,111

Total Liabilities	875,326

Net Assets	$509,569,562

Represented by:
Capital	$509,541,834
Accumulated undistributed net investment income	5,145,481
Accumulated net realized losses from investment transactions	(14,055,254)
Net unrealized appreciation/(depreciation) from investments	8,937,501

Net Assets	$509,569,562

Net Assets:
Class II Shares	$509,569,562

Total	$509,569,562

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	15,198,694

Total	15,198,694

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$33.53

The accompanying notes are an integral part of these financial statements.

8 Annual Report 2009

Statement of Operations
For the Year Ended December 31, 2009

American Funds NVIT Growth-Income Fund

INVESTMENT INCOME:
Dividend income from Master Fund	$7,710,123

Total Income	7,710,123

EXPENSES:
Fund administration fees	163,501
Master feeder service provider fees	926,455
Distribution fees Class II Shares	926,455
Administrative services fees Class II Shares	926,987
Professional fees	59,525
Printing fees	65,840
Trustee fees	12,390
Custodian fees	14,816
Accounting and transfer agent fees	2,193
Compliance program costs (Note 3)	1,988
Other	20,390

Total expenses before earnings credit and waived expenses	3,120,540
Earnings credit (Note 4)	(14)
Expenses waived for Master feeder service provider fees (Note 3)	(555,876)

Net Expenses	2,564,650

NET INVESTMENT INCOME	5,145,473

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(13,386,288)
Net change in unrealized appreciation/(depreciation) from investments	120,409,970

Net realized/unrealized gains from investments	107,023,682

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$112,169,155

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 9

Statements of Changes in Net Assets

	American Funds NVIT Growth-Income Fund

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$5,145,473	$4,590,414
Net realized gains/(losses) from investments	(13,386,288)	11,621,899
Net change in unrealized appreciation/(depreciation) from investments	120,409,970	(108,153,042)

Change in net assets resulting from operations	112,169,155	(91,940,729)

Distributions to Shareholders From:
Net investment income:
Class II	–	(5,969,955)
Class VII (a)	–	(4)
Net realized gains:
Class II	(10,254,924)	(69,929)
Class VII (a)	–	–

Change in net assets from shareholder distributions	(10,254,924)	(6,039,888)

Change in net assets from capital transactions	171,745,021	246,358,979

Change in net assets	273,659,252	148,378,362

Net Assets:
Beginning of year	235,910,310	87,531,948

End of year	$509,569,562	$235,910,310

Accumulated undistributed net investment income at end of year	$5,145,481	$–

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$190,134,334	$243,090,041
Dividends reinvested	10,254,924	6,039,884
Cost of shares redeemed	(28,644,237)	(2,770,348)

Total Class II	171,745,021	246,359,577

Class VII Shares (a)
Proceeds from shares issued	–	–
Dividends reinvested	–	4
Cost of shares redeemed	–	(602)

Total Class VII	–	(598)

Change in net assets from capital transactions	$171,745,021	$246,358,979

SHARE TRANSACTIONS:
Class II Shares
Issued	6,820,115	6,837,817
Reinvested	324,523	223,201
Redeemed	(933,555)	(82,647)

Total Class II Shares	6,211,083	6,978,371

Class VII Shares (a)
Issued	–	–
Redeemed	–	(22)

Total Class VII Shares	–	(22)

Total change in shares	6,211,083	6,978,349

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective December 3, 2008, the Fund ceased offering Class VII shares.

The accompanying notes are an integral part of these financial statements.

10 Annual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Growth-Income Fund

		Operations			Distributions						Ratios / Supplemental Data

Ratio of
			Net Realized										Ratio of Net	Expenses
			and									Ratio of	Investment	(Prior to
	Net Asset		Unrealized									Expenses	Income	Reimbursements)
	Value,	Net	Gains (Losses)	Total	Net	Net		Net Asset			Net Assets	to Average	to Average	to Average
	Beginning	Investment	from	from	Investment	Realized	Total	Value, End	Total		at End	Net	Net	Net	Portfolio
	of Period	Income (a)	Investments	Operations	Income	Gains	Distributions	of Period	Return (b)		of Period	Assets (c)(d)	Assets (c)	Assets (c)(d)(e)	Turnover (f)
Class II Shares
Year Ended December 31, 2009 (g)	$26.25	0.40	7.61	8.01	–	(0.73)	(0.73)	$33.53	30.69%		$509,569,562	0.69%	1.39%	0.84%	24%
Year Ended December 31, 2008	$43.56	0.59	(17.14)	(16.55)	(0.75)	(0.01)	(0.76)	$26.25	(38	.06)%	$235,910,310	0.64%	2.61%	0.79%	31%
Period Ended December 31, 2007 (h)	$44.86	0.62	(1.30)	(0.68)	(0.62)	–	(0.62)	$43.56	(1	.54)%	$87,530,963	0.68%	4.48%	0.83%	24%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Master Fund.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Expenses do not include expenses from the Master Fund.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated
(f)	Portfolio turnover is calculated on the basis of the Master Fund in which the Fund invests all of its investable assets.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from April 27, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

2009 Annual Report 11

Notes to Financial Statements
December 31, 2009

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. As of December 31, 2009, the Trust operates sixty-one (61) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the American Funds NVIT Growth-Income Fund (the “Fund”), a series of the Trust. Only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide”) currently hold shares of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in another mutual fund, the American Growth-Income Fund (the “Master Fund”), a series of the American Funds Insurance Series®, (“American Funds”), which invests directly in individual securities. The Fund, therefore, has the same investment objective and limitations as the Master Fund in which the Fund invests. The financial statements of the Master Fund’s portfolio, including the Statement of Investments, are included elsewhere in this report and should be read with the Fund’s financial statements. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2009, was 2.07%.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments as described below. Actual results upon sale of investments could differ from those valuations and those differences could be material.

(a)	Security Valuation

The net asset value (“NAV”) per share of a class of the Fund is calculated by taking the market value of the shares of the Master Fund and other assets owned by the Fund that are allocated to the class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. The Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern Time) (“Close of Trading”) on each day the Exchange is open for trading (“Business Day”).

The Master Fund calculates its NAV at the Close of Trading on each Business Day. Assets held by the Master Fund are valued primarily on the basis of market quotations. The Master Fund, however, has adopted procedures for making “fair value” determinations if market quotations are not readily available. For example, if events occur between the close of markets outside the United States and the Close of Trading that, in the opinion of Capital Research and Management Company (“Capital Research”), the Master Fund’s investment adviser, materially affect the value of the portfolio securities of the Master Fund, the securities will be valued in accordance with the Master Fund’s fair value procedures. Use of these procedures is intended to result in more appropriate NAVs. In addition, such use is intended to reduce, if not eliminate, potential arbitrage opportunities otherwise available to short-term investors in the Master Fund.

Please refer to the Master Fund Annual Report that is included with this report for the Master Fund’s Security Valuation Policies.

The Fund is subject to the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), “Fair Value Measurements and Disclosures” (ASC 820) (formerly known as

12 Annual Report 2009

SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 — quoted prices in active markets for identical assets.

•	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc).

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

Asset Type	Level 1	Level 2	Level 3	Total

Assets:
Investment in Master Fund	$509,875,392	$—	$—	$509,875,392

Total	$509,875,392	$—	$—	$509,875,392

Amounts designated as “—” are zero or have been rounded to zero.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as a return of capital distribution.

(d)	Federal Income Taxes

It is the policy of the Fund to qualify and to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains

2009 Annual Report 13

Notes to Financial Statements (Continued)
December 31, 2009

sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740, “Income Taxes” (formerly known as SFAS 109). In July 2006, the FASB amended ASC 740-10 (formerly known as FIN 48). ASC 740-10 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740-10 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2009 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of ASC 740-10 and has concluded that there is no impact to the Fund’s current financial statements. ASC 740-10 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a series of the Trust are allocated proportionally among various or all series within the Trust.

3. Transactions with Affiliates

Under the terms of the Mater Fund’s Investment Advisory Agreement, Capital Research manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFDSI”) (a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”)) provides non-investment master-feeder operation support services to the Fund. Under the terms of the Trust’s Master – Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee at an annual rate of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM will waive 0.15% of the fees NFM receives for providing the Fund with non-investment master-feeder operational support services until May 1, 2010.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. Fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated

14 Annual Report 2009

proportionately among all series within the Trust in proportion to the average daily net assets of each series and paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.15%

$1 billion up to $3 billion	0.10%

$3 billion up to $8 billion	0.05%

$8 billion up to $10 billion	0.04%

$10 billion up to $12 billion	0.02%

$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive Fund, the NVIT Investor Destinations Moderately Aggressive Fund, the NVIT Investor Destinations Moderate Fund, the NVIT Investor Destinations Moderately Conservative Fund, the NVIT Investor Destinations Conservative Fund, the NVIT Investor Destinations Capital Appreciation Fund, and the NVIT Investor Destinations Balanced Fund (collectively, the “Investor Destinations Funds”) and the NVIT Cardinal Aggressive Fund, the NVIT Cardinal Moderately Aggressive Fund, the NVIT Cardinal Capital Appreciation Fund, the NVIT Cardinal Moderate Fund, the NVIT Cardinal Balanced Fund, the NVIT Cardinal Moderately Conservative Fund, and the NVIT Cardinal Conservative Fund (collectively, the “Cardinal Funds”) are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds and the Cardinal Funds do not pay any part of this fee.

NFM has entered into an agreement with a third party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. The Fund does not pay any additional fee for these services.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2009, NFS received $1,610,431 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the year ended December 31, 2009, the Fund’s portion of such costs amounted to $1,988.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II Shares of the Fund at an annual rate not to exceed 0.25%.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 22, 2010. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the

2009 Annual Report 15

Notes to Financial Statements (Continued)
December 31, 2009

Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and bank fees and earning credits are then allocated within each DDA based on the relative number of open shareholder accounts of each series that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience however, the Trust expects the risk of loss to be remote.

6. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Distributions paid from
Ordinary	Net Long-Term	Total Taxable		Total
Income	Capital Gains	Distributions	Return of Capital	Distributions Paid

$—	$10,254,924	$10,254,924	$—	$10,254,924

Amounts designated as “ — ” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Distributions paid from
Ordinary	Net Long-Term	Total Taxable		Total
Income	Capital Gains	Distributions	Return of Capital	Distributions Paid

$5,853,818	$186,070	$6,039,888	$—	$6,039,888

Amounts designated as “ — ” are zero or have been rounded to zero.

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed					Total
Undistributed	Long-Term			Accumulated	Unrealized	Accumulated
Ordinary	Capital	Accumulated	Distributions	Capital and	Appreciation/	Earnings
Income	Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)

$5,145,481	$—	$5,145,481	$—	$—	$(5,117,753)	$27,728

Amounts designated as “—” are zero or have been rounded to zero.

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to wash sales and distribution redesignations.

16 Annual Report 2009

As of December 31, 2009, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

			Net
			Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost of Securities	Appreciation	Depreciation	(Depreciation)

$514,993,145	$—	$(5,117,753)	$(5,117,753)

7. Subsequent Events

The Fund has adopted the provisions of ASC 855, “Subsequent Events” (formerly known as SFAS 165). The Fund has evaluated subsequent events through February 26, 2010, which is the date these financial statements were issued.

2009 Annual Report 17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Variable Insurance Trust:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds NVIT Growth-Income Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2009 with the master fund’s transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2010

18 Annual Report 2009

Supplemental Information
(Unaudited)

Other Federal Tax Information

The Fund designates $10,254,932, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

2009 Annual Report 19

Management Information
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

			Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	92	None

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	92	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore 1940	Trustee since 1990	Dr. DeVore is an interim President of Greensboro College. He served as President of Otterbein College[4] from July 1984 until July 2009.	92	None

Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group) from 1996-2001.	92	None

Barbara L. Hennigar 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 until June 2000 and President & CEO from June 1992 until October 1999.	92	None

20 Annual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	92	None

Douglas F. Kridler 1955	Trustee since September 1997
Mr. Kridler has been a Board
Member of Compete Columbus
(economic development group
for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation, (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			92	None

2009 Annual Report 21

Management Information (Continued)
December 31, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)
The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex
Name and	and Length of	Principal Occupation(s)	Overseen
Year of Birth	Time Served[1]	During Past 5 Years[2]	by Trustee	Other Directorships Held by Trustee[3]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology oriented investment banking and venture capital firm) from 1995 until 2000. Prior to 1995, Mr. Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	92	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[3]	Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mark Thresher, Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company (“Nationwide Mutual”) has served as a member of the Board of Trustees of Otterbein College since 2000, serves as one of 30 of its trustees, and is one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of Nationwide Mutual.

22 Annual Report 2009

Officers of the Trust
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is President and Chief
Executive Officer of Nationwide
Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004-May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.
			N/A	N/A

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February-June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company, and includes Nationwide SA Capital Trust[3]. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[3], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli 1957	Treasurer and Chief Financial Officer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
			N/A	N/A

Dorothy Sanders 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President
and Chief Compliance Officer of NFA.
She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2009 Annual Report 23

Management Information (Continued)
December 31, 2009 (Unaudited)

Officers of the Trust (Continued)
The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Number of
	Position(s) Held		Portfolios in
	with Fund	Principal Occupation(s)	Fund Complex	Other
Name and	and Length of	During Past 5	Overseen by	Directorships Held
Year of Birth	Time Served[1]	Years[2]	Trustee	by Trustee[4]
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].	N/A	N/A

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President
and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President
and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.
[4]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

24 Annual Report 2009

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Item 2.	Code of Ethics.
Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).
The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.
If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.
During the period covered by the report, with respect to the registrant’s Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, except as may be noted hereinbelow, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code of Ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.
(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:
(i)	Has at least one audit committee financial expert serving on its audit committee; or
(ii)	Does not have an audit committee financial expert serving on its audit committee.
(2)	If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:
(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or
(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).

(3)	If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.
3(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on board’s audit committee.
3(a)(2) The audit committee financial expert of the registrant’s board of trustees is Charles E. Allen, who, for purposes of this Item 3 of Form N-CSR, is an “independent” trustee of the registrant.

Item 4.	Principal Accountant Fees and Services.
     (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
     (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
     (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
     (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
4(a) through 4(d): The information in the table below is provided for services rendered to the registrant by the registrant’s principal accountant, PricewaterhouseCoopers LLP (“PwC”), for the registrant’s fiscal years ended December 31, 2008, and December 31, 2009.

	2008	2009
Audit Fees	$821,980	$836,842
Audit-Related Fees	$29,550	$136,367
Tax Fees	$234,770	$381,928
All Other Fees	$0	$0

Total	$1,086,300	$1,355,137
The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Nationwide Fund Advisors (“NFA”), and any service provider to the registrant controlling, controlled by, or under common control with NFA that provided ongoing services to the registrant (hereinafter referred to collectively as the “Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2008, and December 31, 2009.

	2008	2009
Audit-Related Fees	None	None
Tax Fees	None	$403,207
All Other Fees	None	$582,000

Total	None	$985,207
     (e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
           (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
4(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (the “Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to NFA and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate the Committee’s responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at the Committee’s next regularly-scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).
The Committee also may establish detailed pre-approval policies and procedures for pre-approval of these services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than NFA or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all said permissible non-audit services provided to the registrant, NFA, and any Covered Services Provider constitutes not more than five percent (5%) of the total amount of revenues paid by the registrant to the registrant’s independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) these services are promptly brought to the attention of the Committee and approved by the Committee (or the Committee’s delegate(s)) prior to the completion of the audit.
4(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, for the registrant’s fiscal years ended December 31, 2008, and December 31, 2009:

	2008	2009
Audit-Related Fees	None	None
Tax Fees (1)	None	None
All Other Fees	None	None

Total	None	None
The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to NFA and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal years ended December 31, 2008, and December 31, 2009:

	2008	2009
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

Total	N/A	N/A
     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.
4(f) Not Applicable: The percentage of hours expended to audit the registrant’s financial statements for the fiscal-year ended December 31, 2009, that were attributed to work performed by persons other than PwC’s full-time, permanent employees was not over fifty percent (50%).
     (g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.
4(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant and service affiliates for the fiscal-years ended December 31, 2008, and December 31, 2009, were $0 and $0, respectively.
     (h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
4(h) The registrant’s Audit Committee has considered whether the provision by PwC of non-audit services to NFA and Covered Services Providers, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X because these services did not directly relate to the registrant’s operations and financial reporting, is compatible with maintaining PwC’s independence.

Item 5.	Audit Committee of Listed Registrants.
(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 C.F.R. § 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. § 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. § 78c(a)(58)(B)), so state.
Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.
(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 C.F.R. §240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.
Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6.	Investments.
(a)	File Schedule I — Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 C.F.R. § 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Instruction of paragraph (a)
     Schedule I — Investments In Securities of unaffiliated issuersfiled under this Item must be audited, except that in the case of a report on this Form N-CSR as of the end of a fiscal half-year Schedule I — Investments in securities of unaffiliated issuersneed not be audited.
(b)	If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclosed the following information for each such divested security:
(1)	Name of the issuer;
(2)	Exchange ticker symbol;
(3)	Committee on Uniform Securities Identification Procedures (“CUSIP’) number;
(4)	Total number of shares or, for debt securities, principal amount divested;
(5)	Date(s) that the securities were divested; and
(6)	If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing. This Item 6(b) shall terminate one year after the date on which the provisions of Section 4 of the Sudan Accountability and Divestment Act of 2007 terminate pursuant of Section 12 of the Act.
This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules there under) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.
Not applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 C.F.R. § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).
Not applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders.
Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 C.F.R. § 240.14a-101), or this Item.
The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 9, 2005, and June 10, 2005, respectively. Neither this policy nor this statement of policy has been materially changed since the Board of Trustees adoption of the policy and the statement of policy, respectively. The Nominating and Fund Governance Committee of the Board of Trustees (the “NFGC”) and the Board of Trustees, however, on November 11, 2005, and January 12, 2006, respectively, approved amendments to this policy; these amendments to the policy, though, concern the criteria for selecting candidates for Trustees and the characteristics expected of candidates for Trustees, as set forth in the Exhibit A, “Statement of Policy On Criteria For Selecting Trustees,” to the policy and, arguably, may not be deemed to be material changes to the policy.

Item 11.	Controls and Procedures.
     (a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 C.F.R. § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 C.F.R. § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 C.F.R. § 240.13a-15(b) or § 240.15d-15(b)).
The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
     (b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 C.F.R. § 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half year covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.
     (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
     (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.
     The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
     (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 C.F.R. § 270.30a-2).
     Certifications pursuant to Rule 30a-2(a) are attached hereto.
     (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 C.F.R. § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.
     Not applicable.
     (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.
     Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE VARIABLE INSURANCE TRUST
By (Signature and Title)*	/s/ JOSEPH A. FINELLI

	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	March 1, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ MICHAEL S. SPANGLER

	Name:	Michael S. Spangler
	Title:	Principal Executive Officer
	Date:	March 1, 2010

By (Signature and Title)*	/s/ JOSEPH A. FINELLI

	Name:	Joseph Finelli
	Title:	Principal Financial Officer
	Date:	March 1, 2010

*	Print the name and title of each signing officer under his or her signature.